UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Address of principal executive offices) (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490

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Date of fiscal year end: 8/31

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Date of reporting period: 8/31/09

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended August 31, 2009 for series of John Hancock Funds with August 31 fiscal year end. The first report applies to the Floating Rate Income Fund, the second report applies to the Optimized Value Fund, the third report applies to 8 Lifecycle Portfolios, the fourth report applies to the Lifecycle Retirement Portfolio and the fourth report applies to 59 of the Registrant’s Funds.

John Hancock
MUTUAL FUNDS

John Hancock
Floating Rate Income Fund

Annual Report
8.31.09

Management’s discussion of

Fund performance

The bank-loan market advanced modestly for the 12 months ended August 31, 2009, despite some extreme volatility. Bank loan prices plunged in late 2008 as a severe recession, a lack of liquidity and turmoil in the banking industry weighed on the market. In the first eight months of 2009, however, the bank-loan market enjoyed a remarkable turnaround thanks to improving liquidity, better conditions for banks and rising demand for risk-related assets. While the bank-loan market has been on the mend, the default rate on bank loans worsened, increasing from 3.3% at the beginning of the period to 8.2% as of June 30, 2009. Since then, the default rate has held relatively steady and recovery rates for defaulted loans have improved significantly.

Fund performance

For the year ended August 31, 2009, John Hancock Floating Rate Income Fund’s Class A shares posted a total return of –0.07% at net asset value. The Fund’s return trailed the 2.33% return of the S&P/LSTA Performing Loan Index, but outpaced the –4.35% average return of the Morningstar, Inc. bank loan category.

The Fund’s relatively flat return for the reporting period was notably better than its peer group average, but it underperformed its benchmark index. The main reason behind this underperformance was its defensive positioning, which focused on higher-quality securities and limited exposure to lower-rated issues. This defensive approach contributed favorably to performance during the first half of the period, when the bank-loan market was in freefall, but it weighed on relative results in the last six months as lower-quality securities led the bank-loan market’s resurgence. More recently, we have been seeking out higher-yielding securities that have not participated in the market’s 2009 rally. Given our focus on careful credit research and higher-quality securities, we have been very selective, making investment decisions on an issuer-by-issuer basis.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factor in this Fund’s performance is credit risk. Lower-rated, fixed-income securities have a greater risk of issuers not being able to meet debt obligations, and their value will fluctuate more in response to market conditions.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversi-fied fund. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6     Floating Rate Income Fund | Annual report

A look at performance

For the period ended August 31, 2009
		Average annual returns (%)with maximum sales charge (POP)				Cumulative total returns (%)with maximum sales charge (POP)
Class	Inception date	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception	SEC 30- day yield (%) as of 8-31-09 (subsi- dized)	SEC 30- day yield (%) as of 8-31-09 (unsubsi- dized)[2]

A	1-2-08	–3.07	—	—	–1.13	–3.07	—	—	–1.87	4.41	4.41

B	1-2-08	–5.46	—	—	–2.24	–5.46	—	—	–3.90	3.83	2.49

C	1-2-08	–1.62	—	—	0.07	–1.62	—	—	0.11	3.77	3.68

I1	1-2-08	0.25	—	—	1.06	0.25	—	—	1.78	4.90	4.90

1[1]	1-2-08	0.40	—	—	–1.13	0.40	—	—	1.89	5.06	5.06

NAV[1]	1-2-08	0.31	—	—	1.14	0.31	—	—	1.90	5.11	5.11

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 3%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class 1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The net expenses are as follows: Class A — 1.20%, Class B — 1.95%, Class C — 1.95%, Class I — 0.85%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A3— 1.52%, Class B — 4.76%, Class C — 2.32%, Class I — 4.48%. For the other classes, the net expenses equal the gross expenses and are as follows: Class 1 — 0.78%, Class NAV — 0.75%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

1	For certain types of investors, as described in the Fund’s Class I, Class 1 and Class NAV share prospectuses.

2	Unsubsidized yields reflect what the yield would have been without the effect of reimbursements and waivers.

Annual report | Floating Rate Income Fund      7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Floating Rate Income Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P/LSTA Performing Loan Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	1-2-08	$9,995	$9,630	$10,028

C2	1-2-08	10,011	10,011	10,028

I2,3	1-2-08	10,178	10,178	10,028

1[2,3]	1-2-08	10,189	10,189	10,028

NAV[2,3]	1-2-08	10,190	10,190	10,028

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the fund’s Class B, Class C, Class I, Class 1 and Class NAV shares, respectively, as of August 31, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P/LSTA Performing Loan Index is a subset of the S&P/LSTA leveraged loan index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated, U.S.-syndicated loans to overseas issuers and excluding those in default.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

[1]	NAV represents net asset value and POP represents public offering price.

[2]	No contingent deferred sales charges applicable.

[3]	For certain types of investors, as described in the Fund’s Class I, Class 1 and Class NAV share prospectuses.

8     Floating Rate Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

•	Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2009, with the same investment held until August 31, 2009.

	Account value	Ending value	Expenses paid during
	on 3-1-09	on 8-31-09	period ended 8-31-09[1]

Class A	$1,000.00	$1,231.30	$6.75

Class B	1,000.00	1,226.50	10.94

Class C	1,000.00	1,227.60	10.95

Class I	1,000.00	1,232.70	4.78

Class 1	1,000.00	1,235.00	4.28

Class NAV	1,000.00	1,233.80	4.00

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example
[ My account value / $1,000.00 = 8.6 ]	x	$[ “expenses paid” ]	=	My actual
$8,600.00		from table		expenses

Annual report | Floating Rate Income Fund     9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2009, with the same investment held until August 31, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 3-1-09	on 8-31-09	period ended 8-31-09[1]

Class A	$1,000.00	$1,019.20	$6.11

Class B	1,000.00	1,015.40	9.91

Class C	1,000.00	1,015.40	9.91

Class I	1,000.00	1,020.90	4.33

Class 1	1,000.00	1,021.40	3.87

Class NAV	1,000.00	1,021.60	3.62

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

[1]

Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.95%, 1.95%, 0.85%, 0.76% and 0.71% for Class A, Class B, Class C, Class I, Class 1 and Class NAV respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10     Floating Rate Income Fund | Annual report

Portfolio summary

Top 10 holdings[1]
Community Health Systems, Inc., 2.612%, due 7-2-14	2.5%

HCA, Inc., 2.848%, due 11-1-13	2.3%

Federal Home Loan Bank, 4.50%,
due 10-9-09	2.2%

Charter Communications, Inc.,
6.250%, due 3-15-14	2.1%

Ford Motor Company, 3.495%,
due 11-29-13	1.9%

Energy Future Holdings Corp.,
3.761%, due 10-10-14	1.9%

Harrah’s Operating Company, Inc.,
3.504%, due 2-28-15	1.9%

First Data Corp., 3.017%,
due 10-15-14	1.8%

Panamsat Corp., 2.776%,
due 6-30-13	1.7%

Georgia Pacific LLC, 2.605%,
due 12-23-13	1.5%

Sector composition[2,3]
Consumer cyclical	32%

Communications	17%

Consumer non-cyclical	13%

Basic materials	11%

Energy	10%

Industrial	4%

Financial	4%

U.S. government agency	3%

Utilities	2%

Technology	1%

Short-term investments & other	3%

[1]	As a percentage of net assets on August 31, 2009. Excludes cash and cash equivalents.

[2]

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

[3]	As a percentage of net assets on August 31, 2009.

Annual report | Floating Rate Income Fund     11

Fund’s investments

FINANCIAL STATEMENTS

Securities owned by the Fund on 8-31-09

	Principal
Issuer	amount	Value
Term loans 82.14%		$934,732,185
(Cost $903,976,147)
Aerospace 1.76%		19,966,697

Dubai Aerospace Enterprise, Term Loan Strip
4.240% due 07/31/2014 (b)	$15,575,381	12,927,566

Transdigm, Term Loan B
2.401% due 07/01/2012 (b)	7,285,000	7,039,131
Air Travel 0.58%		6,581,952

Hawker Beechcraft Corp., Inc., Tranche B
2.372% due 03/26/2014 (b)	8,829,893	6,581,952
Airlines 1.06%		12,090,858

Delta Air Lines, Inc., Tranche A
2.276% due 04/30/2012 (b)	7,335,657	6,550,132

United Air Lines, Inc., Tranche B
2.313% due 01/12/2014 (b)	8,780,864	5,540,726
Aluminum 0.48%		5,507,156

Norada Aluminum, Inc., Term Loan B
2.268% due 05/18/2014 (b)	7,518,302	5,507,156
Amusement & Theme Parks 0.53%		6,052,480

Cedar Fair LP, Tranche B
2.261% due 06/13/2012 (b)	6,317,004	6,052,480
Apparel & Textiles 0.93%		10,609,582

Hanes Brands, Inc., Tranche B
5.240% due 10/15/2013 (b)	3,743,918	3,745,255

Iconix, Inc., Tranche B
2.52% due 05/01/2014 (b)	2,488,116	2,363,710

Novelis, Inc., Term Loan
2.422% due 07/06/2014 (b)	4,962,091	4,500,617
Auto Parts 1.00%		11,351,006

Allison Transmission, Inc., Tranche B
3.030% due 08/07/2014 (b)	13,295,468	11,351,006
Auto Services 1.36%		15,444,856

Hertz Corp.
2.029% due 01/21/2012 (b)	11,894,578	11,291,356

Visteon, Tranche B
5.25% due 06/20/2013 (b)	6,500,000	4,153,500

12 Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

	Principal
Issuer	amount	Value
Automobiles 2.66%		$30,310,921

Adesa, Inc., Tranche B
2.520% due 09/22/2013 (b)	$8,847,608	8,302,003

Ford Motor Company, Tranche B
3.495% due 11/29/2013 (b)	25,399,791	22,008,918
Broadcasting 0.67%		7,659,615

Citadel Broadcasting Corp., Tranche A
2.090% due 06/12/2013 (b)	500,000	277,813

Citadel Broadcasting Corp., Tranche B
2.341% due 06/12/2014 (b)	11,500,000	6,509,000

CMP Susquehanna Corp.
2.313% due 06/07/2013 (b)	1,407,745	872,802
Building Materials & Construction 1.57%		17,888,344

Sunguard Homes
due 02/28/2016 (h)	16,170,582	15,611,355

Sunguard Homes, Tranche B
2.206% due 08/15/2012 (b)	2,431,382	2,276,989
Business Services 0.94%		10,703,125

Rental Service Corp., 2nd Lien
4.139% due 12/01/2013 (b)	12,500,000	10,703,125
Cable & Television 6.24%		71,050,463

Cablevision Systems Corp., Tranche B
2.023% due 03/30/2013 (b)	9,048,849	8,746,681

Charter Communications, Inc., Tranche B
6.250% due 03/15/2014 (b)	25,230,005	23,416,598

Charter Communications, Inc., Tranche B2
9.250% due 03/06/2014 (b)	3,514,256	3,512,499

Direct TV Holdings, Inc., Tranche C
5.25% due 04/13/2013 (b)	4,932,569	4,937,965

Insight Midwest Holdings LLC, Tranche B
2.28% due 04/10/2014 (b)	2,250,000	2,147,144

Lodgenet Entertainment Corp., Tranche B
2.592% due 04/04/2014 (b)	8,779,232	7,506,243

Univision Communications, Inc., Tranche B
2.511% due 09/15/2014 (b)	19,875,000	15,559,283

UPC Broadband Holding NV
2.031% due 03/30/2014 (b)	3,565,583	3,360,562
3.781% due 10/17/2013 (b)	1,934,417	1,863,488
Cellular Communications 0.53%		6,055,931

Metropcs Wireless, Inc. Tranche B
2.683% due 02/20/2014 (b)	6,441,411	6,055,931
Chemicals 3.28%		37,352,920

Ashland, Inc.
7.650% due 11/20/2013 (b)	2,665,704	2,711,242

Brenntag, Term Loan B
2.273% due 12/23/2013 (b)	2,444,618	2,322,387

Georgia Gulf Corp., Term Loan B
due 09/01/2013 (h)	3,500,000	3,360,000

Lyondell Chemical Company
3.768% due 12/20/2014 (b)	18,158,422	8,731,168
10.44% due 12/15/2009 (b)	6,751,397	6,991,915

See notes to financial statements	Annual report | Floating Rate Income Fund 13

FINANCIAL STATEMENTS

	Principal
Issuer	amount	Value
Chemicals (continued)

Lyondell Chemical Company
5.807% due 12/15/2009 (b)	$7,747,700	$7,153,708

Nalco Company
6.50% due 05/06/2016 (b)	6,000,000	6,082,500
Commercial Services 3.95%		44,948,767

Affinion Group, Tranche B
2.761% due 10/17/2012 (b)	5,941,374	5,654,643

Asurion Corp. Tranche B
3.278% due 07/02/2014 (b)	6,500,000	6,198,166

Sensata Technologies, Term Loan B
2.246% due 04/27/2013 (b)	10,033,203	8,193,786

Thomson Learning, Tranche B
8.50% due 07/05/2014 (b)	15,423,315	13,225,492

Ticketmaster, Term Loan
3.60% due 08/01/2014 (b)	3,000,000	2,835,000

US Investigations Services, Inc., Tranche B
3.359% due 02/21/2015 (b)	8,048,517	7,440,854

West Corp., Tranche B
2.644% due 10/01/2013 (b)	1,477,330	1,400,826
Containers & Glass 1.94%		22,060,737

Graham Packaging Company, Inc., Tranche C
6.750% due 04/05/2014 (b)	8,472,684	8,451,502

Graphic Packaging, Inc., Tranche B
2.526% due 05/03/2014 (b)	7,119,776	6,854,208

Graphic Packaging, Inc., Tranche C
3.265% due 05/16/2014 (b)	6,928,233	6,755,027
Cosmetics & Toiletries 0.57%		6,492,460

Sally Holdings LLC, Tranche B
2.555% due 11/15/2013 (b)	6,841,882	6,492,460
Data Processing & Management 1.82%		20,653,427

First Data Corp., Tranche B2
3.017% due 10/15/2014 (b)	24,841,566	20,653,427
Educational Services 0.30%		3,395,532

Education Management, Tranche C
2.375% due 06/12/2013 (b)	3,552,432	3,395,532
Electrical Utilities 4.93%		56,036,605

Calpine Corp.,Tranche B
3.475% due 03/29/2014 (b)	16,583,930	15,218,342

Energy Future Holdings Corp., Tranche B3
3.761% due 10/10/2014 (b)	28,991,541	21,940,393

NRG Energy, Inc.
6.15% due 02/01/2013 (b)	9,495,799	8,955,184

NRG Energy, Inc., Tranche B
2.252% due 02/01/2013 (b)	9,509,954	8,968,534
2.348% due 02/01/2013 (b)	1,011,753	954,152
Energy 2.12%		24,112,596

Brand Energy Services, Tranche B
2.606% due 02/07/2014 (b)	8,145,621	7,331,059

Enterprise GP Holdngs LP, Tranche B
2.674% due 11/10/2014 (b)	2,000,000	1,952,500

14 Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

	Principal
Issuer	amount	Value
Energy (continued)

Express Energy Service, Term Loan
9.50% due 07/02/2013 (b)	$3,769,869	$1,413,701

TXU Energy, Tranche B2
3.776% due 10/10/2014 (b)	17,651,758	13,415,336
Financial Services 0.60%		6,848,071

Chrysler Financial, Tranche B
4.280% due 08/03/2012 (b)	4,486,053	4,239,321

CIT Group, Inc.
due 01/18/2012 (h)	2,500,000	2,608,750
Food & Beverages 2.48%		28,265,686

Aramark Corp.
2.473% due 01/31/2014 (b)	13,343,061	12,486,103

Bolthouse Farms, Inc., Tranche B
2.563% due 12/16/2012 (b)	4,675,309	4,511,673

Dole Food Company, Inc., Letter of Credit
8.00% due 04/12/2013 (b)	5,367,044	5,401,425

Wrigley WM Jr. Company, Term Loan B
6.50% due 09/30/2014 (b)	5,801,250	5,866,485
Healthcare Products 4.31%		49,053,361

Bausch & Lomb, Inc., Tranche B
3.848% due 04/11/2015 (b)	8,716,365	8,246,500

Biomet, Inc., Tranche B
3.575% due 03/25/2015 (b)	17,408,018	16,702,628

Fenwal, Inc.
2.622% due 03/01/2014 (b)	11,975,870	10,359,127

Hanger Orthopedic Group, Inc., Tranche B
2.27% due 07/15/2014 (b)	4,941,771	4,608,201

Pharmaceutical Health Technologies, Tranche B
2.511% due 04/15/2014 (b)	4,505,063	3,917,152

Royalty Pharma, Tranche B
2.848% due 05/15/2014 (b)	5,333,081	5,219,753
Healthcare Services 1.22%		13,843,857

DaVita, Inc.
1.864% due 03/15/2014 (b)	6,000,000	5,757,498

Manor Care, Tranche B
2.77% due 11/15/2014 (b)	8,910,588	8,086,359
Hotels & Restaurants 2.00%		22,751,006

Harrahs Operating Company, Inc., Tranche B2
3.504% due 02/28/2015 (b)	26,434,787	21,294,701

QUIZNO’S Corp.
2.875% due 05/05/2012 (b)	1,954,772	1,456,305
Leisure Time 4.87%		55,414,119

AMC Entertainment, Inc., Term Loan B
1.764% due 01/26/2013 (b)	2,050,659	1,947,394

Carmike Cinemas, Inc., Term Loan
4.100% due 05/19/2012 (b)	3,617,177	3,388,843
4.490% due 05/19/2012 (b)	3,210,223	3,007,577

See notes to financial statements	Annual report | Floating Rate Income Fund 15

FINANCIAL STATEMENTS

	Principal
Issuer	amount	Value
Leisure Time (continued)

CCM Merger, Inc., Tranche B
8.500% due 07/21/2012 (b)	$6,719,816	$6,271,826

Cinemark, Inc., Tranche C
2.086% due 03/31/2011 (b)	1,989,770	1,913,064

Golden Nugget, Inc., Tranche B
2.270% due 06/14/2014 (b)	3,744,886	2,552,765

Las Vegas Sands LLC, Tranche B
2.09% due 05/08/2014 (b)	20,414,025	15,900,260

Metro-Goldwyn-Mayer, Inc., Term Loan B
3.511% due 04/08/2011 (b)	9,692,386	5,391,390

National Cinemedia LLC, Tranche B
2.38% due 02/01/2015 (b)	1,000,000	936,500

Oceania Cruises, Inc., Tranche B
2.85% due 05/01/2014 (b)	1,483,287	934,471

Penn National Gaming, Inc., Term Loan B
2.026% due 10/03/2012 (b)	4,224,255	4,105,448

Regal Cinemas, Tranche B
4.348% due 10/19/2010 (b)	4,373,422	4,335,155

Tropicana Entertainment, Tranche B
6.50% due 12/15/2011 (b)	4,000,000	1,080,000

Venetian Macau, Tranche B
2.85% due 04/01/2013 (b)	3,646,473	3,335,221

Venetian Macau, Tranche Delayed Draw
2.85% due 04/01/2013 (b)	343,527	314,205
Medical-Hospitals 7.63%		86,857,457

Community Health Systems, Inc., Tranche B
2.612% due 07/02/2014 (b)	30,566,304	28,474,438

HCA, Inc., Tranche A
2.098% due 11/16/2012 (b)	4,985,204	4,654,241

HCA, Inc., Tranche B
2.848% due 11/01/2013 (b)	27,573,210	25,949,451

Health Management Associates, Inc., Tranche B
2.348% due 01/16/2014 (b)	8,518,259	7,983,210

HVHC, Inc., Tranche B
2.850% due 08/15/2013 (b)	2,825,943	2,684,646

Iasis Healthcare Corp., Tranche B
2.261% due 05/01/2014 (b)	11,954,796	11,267,395

Vanguard Health Holdings, Tranche B
2.511% due 05/18/2011 (b)	6,004,189	5,844,076
Oil & Gas Drilling 2.39%		27,147,211

Ashmore Energy International, Tranche B
3.598% due 05/30/2014 (b)	11,524,638	10,372,174

Hercules Offshore LLC, Tranche B
7.581% due 07/11/2013 (b)	6,904,659	6,352,286

Venoco, Inc.
4.313% due 05/01/2014 (b)	13,362,501	10,422,751
Paper 2.65%		30,195,265

Georgia Pacific LLC, Tranche B1
2.605% due 12/23/2013 (b)	18,207,394	17,589,635

Georgia Pacific LLC, Tranche B2
2.356% due 12/20/2012 (b)	2,264,151	2,187,331

NewPage Corp., Tranche B
8.90% due 11/05/2014 (b)	11,250,000	10,418,299

16 Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

	Principal
Issuer	amount	Value
Pipelines 0.63%		$7,200,021

Dynegy Holdings, Inc.
4.02% due 04/02/2013 (b)	$7,492,217	7,200,021
Plastics 0.96%		10,923,521

Berry Plastics Holding Company
2.275% due 04/03/2015 (b)	12,912,909	10,923,521
Publishing 2.73%		31,067,516

Dex Media West LLC, Tranche B
7.00% due 10/13/2014 (b)	7,804,043	6,594,416

Idearc, Inc., Tranche B
6.25% due 11/01/2014 (b)	8,083,080	3,711,484

Newsday LLC
9.75% due 07/15/2013 (b)	9,500,000	9,666,250

Nielsen Finance, Tranche B
2.276% due 08/15/2013 (b)	8,518,029	7,853,622

Quebecor World, Inc., Tranche B
2.509% due 01/17/2013 (b)	2,382,959	2,234,024

Tribune Company
5.00% due 06/04/2010 (b)	2,462,857	1,007,720
Retail Trade 4.12%		46,836,490

Amscan Holdings, Inc., Tranche B
2.880% due 05/01/2013 (b)	8,604,568	7,518,241

Dollar General Corp., Tranche B
3.125% due 07/15/2014 (b)	5,000,000	4,863,195

General Nutrition Center, Tranche B
2.724% due 09/06/2013 (b)	8,569,145	7,872,902

Michaels Stores, Inc., Tranche B
2.563% due 10/31/2013 (b)	12,898,287	11,378,714

Neiman Marcus Group, Inc., Tranche B
2.493% due 03/13/2013 (b)	12,733,805	10,482,647

Petco Animal Supplies, Inc., Tranche B
2.709% due 11/15/2013 (b)	4,936,775	4,720,791
Semiconductors 0.63%		7,208,151

Freescale Semiconductor, Inc.
12.50% due 12/15/2014 (b)	4,000,000	3,766,668

Freescale Semiconductor, Inc., Tranche B
2.031% due 12/01/2013 (b)	4,893,107	3,441,483
Software 0.30%		3,399,623

CGG, Tranche B
4.269% due 01/30/2014 (b)	3,504,766	3,399,623
Telecommunications Equipment & Services	4.55%	51,708,086

Level 3 Communications, Inc.
11.50% due 03/13/2014 (b)	4,000,000	4,123,332

Level 3 Communications, Inc., Tranche B
2.691% due 03/01/2014 (b)	10,000,000	8,576,790

Panamsat Corp., Tranche B
2.776% due 06/30/2013 (b)	21,070,631	19,889,179

Qwest Corp., Term Loan B
6.95% due 06/30/2010 (b)	8,500,000	8,521,250

Telesat Canada, Tranche D Delayed Draw
3.270% due 10/15/2014 (b)	9,158,671	8,756,276

Virgin Media Tranche B4
2.457% due 01/15/2014 (b)	1,958,787	1,841,259

See notes to financial statements	Annual report | Floating Rate Income Fund 17

FINANCIAL STATEMENTS

	Principal
Issuer	amount	Value
Transportation 0.85%		$9,686,714

Swift Transport, Term Loan B
3.563% due 05/15/2014 (b)	$12,242,293	9,686,714

U.S. government agency obligations 2.88%		$32,726,608

(Cost $33,635,308)
Federal Home Loan Bank 2.88%		32,726,608

4.50% due 10/09/2009 (a)	$25,100,000	25,210,566
5.00% due 09/18/2009 (a)	7,500,000	7,516,042

Corporate bonds 12.07%		$137,341,517

(Cost $130,419,913)
Air Travel 0.21%		2,382,206

Continental Airlines, Inc., Series 01-1
6.503% due 12/15/2012	$1,030,000	978,500

Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018	1,175,751	1,022,903

Continental Airlines, Inc., Series 991A
6.545% due 02/02/2019	400,845	380,803
Building Materials & Construction 0.20%		2,325,000

Nortek, Inc.
10.00% due 12/01/2013 (f)	2,500,000	2,325,000
Cable & Television 0.76%		8,663,253

DirecTV Holdings LLC
7.625% due 05/15/2016	2,500,000	2,631,250

Time Warner Cable, Inc.
8.75% due 02/14/2019	4,900,000	6,032,003
Crude Petroleum & Natural Gas 1.51%		17,182,015

Chesapeake Energy Corp.
7.625% due 07/15/2013	9,895,000	9,697,100

Hess Corp.
8.125% due 02/15/2019	2,100,000	2,484,915

SandRidge Energy, Inc.
9.875% due 05/15/2016 (f)	5,000,000	5,000,000
Electrical Utilities 0.61%		6,965,000

Calpine Construction Finance Company LP
8.00% due 06/01/2016 (f)	7,000,000	6,965,000
Financial Services 3.07%		34,982,064

American Express Company
7.25% due 05/20/2014	10,000,000	11,004,950

Citigroup, Inc.
6.375% due 08/12/2014	7,500,000	7,584,323
8.50% due 05/22/2019	4,750,000	5,192,121

Ford Motor Credit Company LLC
7.50% due 08/01/2012	5,000,000	4,602,100
12.00% due 05/15/2015	5,385,000	5,606,070

GMAC LLC
7.75% due 01/19/2010 (f)	1,000,000	992,500
Food & Beverages 0.02%		216,600

Dole Food Company, Inc.
13.875% due 03/15/2014 (f)	190,000	216,600

18 Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

	Principal
Issuer	amount	Value
Healthcare Products 0.14%		$1,620,000

Universal Hospital Services, Inc.
4.635% due 06/01/2015 (b)	$2,000,000	1,620,000
Leisure Time 0.75%		8,484,555

Harrahs Operating Escrow LLC
11.25% due 06/01/2017 (f)	1,500,000	1,526,250

MGM Mirage, Inc.
10.375% due 05/15/2014 (f)	2,250,000	2,368,125

Station Casinos, Inc.
7.75% due 08/15/2016 ^	1,596,000	496,755

WMG Acquisition Corp.
9.50% due 06/15/2016 (f)	3,955,000	4,093,425
Mining 0.90%		10,267,116

Rio Tinto Finance USA, Ltd.
8.95% due 05/01/2014	4,000,000	4,661,916

Teck Resources, Ltd.
9.75% due 05/15/2014	5,190,000	5,605,200
Paper 0.22%		2,525,000

Georgia Pacific LLC
8.25% due 05/01/2016 (f)	2,500,000	2,525,000
Petroleum Services 0.31%		3,519,000

Basic Energy Services, Inc.
11.625% due 08/01/2014 (f)	3,450,000	3,519,000
Railroads & Equipment 0.28%		3,206,175

Grupo Transportacion Ferroviaria Mexicana, SA de CV
9.375% due 05/01/2012	3,255,000	3,206,175
Real Estate 0.03%		332,575

Forest City Enterprises, Inc.
7.625% due 06/01/2015	530,000	332,575
Retail Trade 0.06%		625,408

Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015 (f)	839,474	625,408
Semiconductors 0.03%		330,225

Freescale Semiconductor, Inc.
10.125% due 12/15/2016	595,000	330,225
Telecommunications Equipment & Services 1.13%		12,810,000

CC Holdings GS V LLC
7.75% due 05/01/2017 (f)	7,000,000	7,070,000

iPCS, Inc.
2.6081% due 05/01/2013 (b)(f)	7,000,000	5,740,000
Telephone 0.44%		5,006,250

Sprint Capital Corp.
7.625% due 01/30/2011	5,000,000	5,006,250
Transportation 1.40%		15,899,075

RailAmerica, Inc.
9.25% due 07/01/2017 (f)	15,380,000	15,899,075

See notes to financial statements	Annual report | Floating Rate Income Fund 19

FINANCIAL STATEMENTS

Issuer	Shares	Value
Common stocks 0.01%		$94,982

(Cost $50,208)
Chemicals 0.01%

Georgia Gulf Corp.*	3,165	$94,982

Preferred stocks 0.17%		$1,968,862

(Cost $1,148,063)
Chemicals 0.17%

Georgia Gulf Corp.	70,950	1,968,862

	Principal
Issuer	amount	Value
Short-term investments 7.14%		$81,254,675

(Cost $81,257,918)
Federal National Mortgage Association Discount Notes
0.150% due 01/11/2010	$50,000,000	49,954,860

John Hancock Collateral Investment Trust,
0.3900% (c)(g)	3,126,449	31,299,815

Repurchase agreements 4.95%		$56,300,000

(Cost $56,300,000)
Bank of America Tri-Party Repurchase Agreement dated 08/31/2009 at 0.14% to be repurchased at $56,300,219 on 09/01/2009, collateralized by $56,510,000 U.S. Treasury Notes, 3.50% due 2/15/2010 (valued at $57,426,222, including interest)	$56,300,000	56,300,000

Total investments (Cost $1,206,787,557)† 109.36%		$1,244,418,829

Other assets and liabilities, net (9.36%)		(106,504,011)

Total net assets 100.00%		$1,137,914,818

Percentages are stated as a percent of net assets.

ˆ	Issuer is in bankruptcy and/or is in default of interest payments.

*	Non-Income Producing

PIK Paid In Kind

(a)	All or a portion of this security was out on loan.

(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(f)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)

John Hancock Collateral Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the annualized seven-day yield at August 31, 2009.

(h)	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

†

At August 31, 2009, the aggregate cost of investment securities for federal income tax purposes was$1,211,361,756. Net unrealized appreciation aggregated $33,057,073, of which $56,230,753 related to appreciated investment securities and $23,173,680 related to depreciated investment securities.

20 Floating Rate Income Fund | Annual report	See notes to financial statements

Financial statements

FINANCIAL STATEMENTS

Statement of assets and liabilities 8-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets
Investments in unaffiliated issuers, at value (Cost $1,119,189,305) including $30,682,664 of securities loaned (Note 2)	$1,156,819,014
Investments in affiliated issuers, at value (Cost $31,298,252) (Note 2)	31,299,815
Repurchase agreements, at value (Cost $56,300,000) (Note 2)	56,300,000
Total investments, at value (Cost $1,206,787,557) (Note 2)	1,244,418,829
Cash	1,163,570
Receivable for investments sold	13,928,767
Receivable for fund shares sold	3,602,839
Dividends and interest receivable	6,746,586
Receivable for security lending income	2,013
Total assets	1,269,862,604
Liabilities
Payable for investments purchased	100,149,249
Payable for fund shares repurchased	228,596
Payable upon return of securities loaned (Note 2)	31,297,600
Distributions payable	142,068
Payable to affiliates
Accounting and legal services fees	15,888
Transfer agent fees	15,174
Trustees’ fees	1,541
Management fees	5,925
Other liabilities and accrued expenses	91,745
Total liabilities	131,947,786
Net assets
Capital paid-in	$1,116,830,019
Accumulated undistributed net investment income	1,197,023
Accumulated net realized loss on investments	(17,743,496)
Net unrealized appreciation on investments	37,631,272
Net assets	$1,137,914,818

See notes to financial statements	Annual report | Floating Rate Income Fund 21

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share
Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($109,859,802 ÷ 12,028,748 shares)	$9.13
Class B ($2,581,900 ÷ 282,864 shares)[1]	$9.13
Class C ($23,242,455 ÷ 2,536,543 shares)[1]	$9.16
Class I ($40,295,760 ÷ 4,417,217 shares)	$9.12
Class 1 ($101,870 ÷ 11,173 shares)	$9.12
Class NAV ($961,833,031 ÷ 105,407,685 shares)	$9.12
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$9.41

[1]	Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

22 Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of operations For the year ended 8-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Interest	$53,396,692
Securities lending	36,414
Less foreign taxes withheld	(13,326)
Total investment income	53,419,780
Expenses
Investment management fees (Note 5)	4,770,212
Distribution and service fees (Note 5)	203,573
Transfer agent fees (Note 5)	81,932
Accounting and legal services fees (Note 5)	127,887
Trustees’ fees (Note 6)	10,423
State registration fees (Note 5)	74,771
Printing and postage fees (Note 5)	9,834
Professional fees	64,490
Custodian fees	76,759
Registration and filing fees	54,296
Miscellaneous	4,466
Total expenses	5,478,643
Less expense reductions (Note 5)	(52,953)
Net expenses	5,425,690
Net investment income	47,994,090
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(16,329,778)
Investments in affiliated underlying funds	652
(16,329,126)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	46,853,835
Investments in affiliated underlying funds	1,563
46,855,398
Net realized and unrealized gain	30,526,272
Increase in net assets from operations	$78,520,362

See notes to financial statements	Annual report | Floating Rate Income Fund 23

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Portfolio’s net assets has changed during the period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Year	Period
	ended	ended
	8-31-09	8-31-08[1]

Increase in net assets

From operations
Net investment income	$47,994,090	$14,891,575
Net realized loss	(16,329,126)	(239,677)
Change in net unrealized appreciation (depreciation)	46,855,398	(9,224,126)
Increase in net assets resulting from operations	78,520,362	5,427,772
Distributions to shareholders
From net investment income
Class A	(2,272,510)	(110,475)
Class B	(50,115)	(7,068)
Class C	(429,181)	(66,351)
Class I	(694,304)	(5,779)
Class 1	(6,417)	(3,720)
Class NAV	(44,954,646)	(14,251,483)
From net realized gain
Class A	(228)	—
Class B	(7)	—
Class C	(39)	—
Class I	(28)	—
Class 1	(2)	—
Class NAV	(12,024)	—
Total distributions	(48,419,501)	(14,444,876)
From Fund share transactions (Note 7)	583,851,148	532,979,913
Total increase	613,952,009	523,962,809
Net assets
Beginning of year	523,962,809	—
End of year	$1,137,914,818	$523,962,809
Accumulated undistributed net investment income	$1,197,023	$430,271

[1]	Period from 1-2-08 (commencement of operations) to 8-31-08.

24 Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	8-31-09	8-31-08 [1]
Per share operating performance
Net asset value, beginning of year	$9.79	$10.00
Net investment income[2]	0.56	0.37
Net realized and unrealized loss on investments	(0.66)	(0.25)
Total from investment operations	(0.10)	0.12
From net investment income	(0.56)	(0.33)
From net realized gain	— [3]	—
Total distributions	(0.56)	(0.33)
Net asset value, end of year	$9.13	$9.79
Total return (%)[4,5]	(0.07)	1.23[6]
Ratios and supplemental data
Net assets, end of year (in millions)	$110	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.52[7]
Expenses net of all fee waivers	1.20	1.18[7]
Expenses net of all fee waivers and credits	1.20	1.18[7]
Net investment income	6.16	5.70[7]
Portfolio turnover (%)	43	11

_____________________

[1]	Class A shares began operations on 1-2-08.

[2]	Based on the average of the shares outstanding.

[3]	Less than $0.01 per share.

[4]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[5]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[6]	Not annualized.

[7]	Annualized.

See notes to financial statements	Annual report | Floating Rate Income Fund 25

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	8-31-09	8-31-08	[1]
Per share operating performance
Net asset value, beginning of year	$9.79	$10.00
Net investment income[2]	0.49	0.31
Net realized and unrealized loss on investments	(0.65)	(0.24)
Total from investment operations	(0.16)	0.07
Less distributions
From net investment income	(0.50)	(0.28)
From net realized gain	— [3]	—
Total distributions	(0.50)	(0.28)
Net asset value, end of year	$9.13	$9.79
Total return (%)[4,5]	(0.80)	0.76	[6]
Ratios and supplemental data
Net assets, end of year (in millions)	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	3.86	4.76	[7]
Expenses net of all fee waivers	1.95	1.93	[7]
Expenses net of all fee waivers and credits	1.95	1.93	[7]
Net investment income	5.53	4.78	[7]
Portfolio turnover (%)	43	11

[1] Class B shares began operations on 1-2-08.
[2] Based on the average of the shares outstanding.
[3] Less that $0.01 per share.
[4] Total returns would have been lower had certain expenses not been reduced during the periods shown.
[5] Assumes dividend reinvestment and does not reflect the effect of sales charges.
[6] Not annualized.
[7] Annualized.

CLASS C SHARES Period ended	8-31-09	8-31-08	[1]
Per share operating performance
Net asset value, beginning of year	$9.80	$10.00
Net investment income[2]	0.47	0.32
Net realized and unrealized loss on investments	(0.62)	(0.24)
Total from investment operations	(0.15)	0.08
Less distributions
From net investment income	(0.49)	(0.28)
From net realized gain	— [3]	—
Total distributions	(0.49)	(0.28)
Net asset value, end of year	$9.16	$9.80
Total return (%)[4,5]	(0.69)	0.81	[6]
Ratios and supplemental data
Net assets, end of year (in millions)	$23	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.09	2.32	[7]
Expenses net of all fee waivers	1.95	1.95	[7]
Expenses net of all fee waivers and credits	1.95	1.95	[7]
Net investment income	5.39	4.96	[7]
Portfolio turnover (%)	43	11

[1] Class C shares began operations on 1-2-08.
[2] Based on the average of the shares outstanding.
[3] Less that $0.01 per share.
[4] Total returns would have been lower had certain expenses not been reduced during the periods shown.
[5] Assumes dividend reinvestment and does not reflect the effect of sales charges.
[6] Not annualized.
[7] Annualized.

26 Floating Rate Income Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-09	8-31-08	[1]
Per share operating performance
Net asset value, end of year	$9.79	$10.00
Net investment income[2]	0.60	0.37
Net realized and unrealized loss on investments	(0.68)	(0.22)
Total from investment operations	(0.08)	0.15
Less distributions
From net investment income	(0.59)	(0.36)
From net realized gain	— [3]	—
Total distributions	(0.59)	(0.36)
Net asset value, end of year	$9.12	$9.79
Total return (%)[4,5]	0.25	1.52[6]
Ratios and supplemental data
Net assets, end of year (in millions)	$40	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	4.48	[7]
Expenses net of all fee waivers	0.85	0.82	[7]
Expenses net of all fee waivers and credits	0.85	0.82	[7]
Net investment income	6.36	5.78	[7]
Portfolio turnover (%)	43	11

[1] Class I shares began operations on 1-2-08.
[2] Based on the average of the shares outstanding.
[3] Less than $0.01 per share.
[4] Total returns would have been lower had certain expenses not been reduced during the periods shown.
[5] Assumes dividend reinvestment and does not reflect the effect of sales charges.
[6] Not annualized.
[7] Annualized.

CLASS 1 SHARES Period ended	8-31-09	8-31-08	[1]
Per share operating performance
Net asset value, end of year	$9.78	$10.00
Net investment income[2]	0.59	0.38
Net realized and unrealized loss on investments	(0.65)	(0.23)
Total from investment operations	(0.06)	0.15
Less distributions
From net investment income	(0.60)	(0.37)
From net realized gain	— [3]	—
Total distributions	(0.60)	(0.37)
Net asset value, end of year	$9.12	$9.78
Total return (%)[4]	0.40	1.48[5]
Ratios and supplemental data
Net assets, end of year (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.78	[7]
Expenses net of all fee waivers	0.80	0.78	[7]
Expenses net of all fee waivers and credits	0.80	0.78	[7]
Net investment income	7.13	5.83	[7]
Portfolio turnover (%)	43	11

[1] Class 1 shares began operations on 1-2-08.
[2] Based on the average of the shares outstanding.
[3] Less than $0.01 per share.
[4] Assumes dividend reinvestment and does not reflect the effect of sales charges.
[5] Not annualized.
[6] Less than $500,000.
[7] Annualized.

See notes to financial statements	Annual report | Floating Rate Income Fund 27

FINANCIAL STATEMENTS

CLASS NAV Period ended	8-31-09	8-31-08	[1]
Per share operating performance
Net asset value, beginning of year	$9.79	$10.00
Net investment income[2]	0.60	0.40
Net realized and unrealized loss on investments	(0.67)	(0.24)
Total from investment operations	(0.07)	(0.16)
Less distributions
From net investment income	(0.60)	(0.37)
From net realized gain	— [3]	—
Total distributions	(0.60)	(0.37)
Net asset value, end of year	$9.12	$9.79
Total return (%)[4]	0.31	1.59[5]
Ratios and supplemental data
Net assets, end of year (in millions)	$962	$510
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.75	[6]
Expenses net of all fee waivers	0.75	0.75	[6]
Expenses net of all fee waivers and credits	0.75	0.75	[6]
Net investment income	7.08	6.16	[6]
Portfolio turnover (%)	43	11

[1] Class NAV shares began operations on 1-2-08.
[2] Based on the average of the shares outstanding.
[3] Less than $0.01 per share.
[4] Assumes dividend reinvestment and does not reflect the effect of sales charges.
[5] Not annualized.
[6] Annualized.

28 Floating Rate Income Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1
Organization

John Hancock Floating Rate Income Fund (the Fund), is a series of John Hancock Funds II (the Trust or JHF II). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The Fund is non-diversified, as defined in the 1940 Act. The investment objective of the Fund is to seek a high level of current income.

John Hancock Investment Management Services, LLC (JHIMS or the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I, Class 1 and Class NAV shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class 1 shares are sold only to certain affiliates of MFC. Class NAV shares are sold to affiliated funds of funds, within the John Hancock funds complex.

The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Adviser and other affiliates of MFC owned 11,173 shares of beneficial interest of Class 1 on August 31, 2009.

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended August 31, 2009, the Fund had an affiliate fund ownership concentration of 84.1% of the Fund’s net assets.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end and through the date that the financial statements were issued, October 23, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics

Annual report | Floating Rate Income Fund      29

and other market data as well as broker quotes. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Certain short-term debt instruments are valued at amortized cost. John Hancock Collateral Investment Trust (JHCIT), an affili-ated registered investment company managed by John Hancock Advisers, LLC, a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of MFC, is valued at its net asset value each business day. JHCIT is a floating rate fund investing in money market instruments.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures. In addition, investment companies, including mutual funds, are valued using this technique.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, foreign forward currency contracts, and certain options, use these techniques.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30     Floating Rate Income Fund | Annual report

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2009, by major security category or security type.

Investments in Securities	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS

Common Stock	$94,982	—	—	$94,982
Corporate Bond	—	$137,341,517	—	137,341,517
Preferred Stock	—	—	$1,968,862	1,968,862
Term Loan	—	934,732,185	—	934,732,185
U.S. Government Agency Obligation	—	32,726,608	—	32,726,608
Short Term Investments	31,299,815	106,254,860	—	137,554,675

Total Investments in Securities	$31,394,797	$1,211,055,170	$1,968,862	$1,244,418,829

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

PREFERRED STOCK

Balance as of August 31, 2008	$0
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	820,799
Net purchases (sales)	1,148,063
Net transfers in and/out of Level 3	—
Balance as of August 31, 2009	$1,968,862

Loan participations and assignments

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the Fund and would likely reduce the value of its assets. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower and, in the case of a loan participation, the intermediary. The Fund may have limited rights to enforce the terms of an underlying loan. At August 31, 2009, the Fund held positions in unfunded loan commitments. The total principal amount and market value of unfunded commitments totaled $3,915,927 and $1,882,907, respectively. The coupon rate for unfunded loan commitments will be determined at time of settlement.

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Fund and the counterparty.

Annual report | Floating Rate Income Fund      31

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends associated with the securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount no less than the market value of the loaned securities.

The market value of the loaned securities is determined at the close of business of the Fund. Any additional required cash collateral is delivered to the Fund or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in JHCIT. JHCIT is not a stable value fund and thus the Fund receives the benefit of any gains and bears any losses generated by JHCIT.

The Fund may receive compensation for lending their securities either in the form of fees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of credit

The Fund has entered into an agreement which enables the Fund to participate in a $300 million unsecured committed line of credit with State Street Corporation (the Custodian).The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended August 31, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Fund property, that is not segregated, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual Fund. Trust expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration,

32     Floating Rate Income Fund | Annual report

among other things, the nature and type of expense and the relative size of the Fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at the Fund level. Distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C, Class I and Class 1 shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $1,109,501 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, it will reduce the amount of capital gain distribution to be paid. The loss carryforward expires as follows: August 31, 2017 — $1,109,501.

Net capital losses of $12,059,796 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on September 1, 2009, the first day of the Fund’s next taxable year.

As of July 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. Each of the Fund’s federal tax returns filed in the 2-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares dividends daily and pays them monthly. Capital gains are distributed at least annually. During the year ended August 31, 2008, the tax character of distributions paid was as follows: ordinary income $14,444,876. During the year ended August 31, 2009, the tax character of distributions paid was as follows: ordinary income $48,419,501. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2009, the components of distributable earnings on a tax basis included $1,339,091 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3
Risk and uncertainties
Sector risk

The Funds may focus investments in a particular industry or sector of the economy or invest in a limited number of companies. Accordingly, this focus may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a specific focus is particularly susceptible to the impact of market, economic, regulatory and other factors affecting this focus.

Annual report | Floating Rate Income Fund      33

Floating rate loan liquidity risk

Floating rate loans are generally subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $1,100,000,000 of the Fund’s aggregate daily net assets, (b)0.675% of the next $900,000,000 and (c) 0.65% of the Fund’s aggregate net assets in excess of $2,000,000,000. Aggregate net assets include the net assets of the Fund and Floating Rate Income Trust, a series of John Hancock Trust. John Hancock Trust is an affiliated open-end investment company. The Adviser has a subadvisory agreement with Western Asset Management Company. The Fund is not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended August 31, 2009, were equivalent to an annual effective rate of 0.70% of the Fund’s average daily net assets.

The Adviser has agreed to contractually limit fund level expenses to 0.80% of the average annual net assets, or to make a payment to a specific class of shares of the Fund in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and fees under any agreement or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 0.85% for Class I and 0.85% for Class 1. Accordingly, the expense reductions related to these expense limitations amounted to $12,806, $17,144, $11,177 and $11,287 for Class A, Class B, Class C and Class I, respectively, for the year ended August 31, 2009. This expense reimbursement shall continue in effect until December 31, 2009, and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred. The fund accounting and legal services fees incurred for the year ended August 31, 2009, were equivalent to an annual effective rate of 0.02% of the Fund’s average daily net assets.

34     Floating Rate Income Fund | Annual report

The Fund has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes daily payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.05% of average daily net asset value of Class A, Class B, Class C and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended August 31, 2009, the Distributor received net up-front sales charges of $233,518 with regard to sales of Class A shares. Of this amount, $41,331 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $191,775 was paid as sales commissions to unrelated broker-dealers and $412 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors, an affiliated broker-dealer).

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of

Class B and Class C shares. During the year ended August 31, 2009, CDSCs received by the Distributor amounted to $3,487 for Class B shares and $10,266 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components, three of which are class specific:

•	The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of average daily net assets of Class A, B, C and Class I.

•	The Fund pays a monthly fee which is based on an annual rate of $17.50 for each shareholder account for Class A, B, C and I.

•	In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

Signature Services has agreed to contractually limit the transfer agent expenses to 0.20% for Class A, B, C and I until December 31, 2008, after which it expired. Waivers and reimbursements under this plan were $369, $44 and $126 for Class B, C and I, respectively, for the year ended August 31, 2009.

The Fund receives earnings credits from Signature Services as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended August 31, 2009, the Fund had no transfer agent credits.

Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred. For the year ended August 31, 2009, the Adviser recaptured $8,711. The amount of waived or reimbursed expenses subject to potential recovery that expire in 2012 is $48,759.

Annual report | Floating Rate Income Fund      35

Class level expenses including the allocation of the transfer agent fees for the year ended August 31, 2009, were as follows:

Share class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage fees

Class A	$112,752	$55,479	$23,377	$6,832
Class B	9,187	3,289	16,323	6
Class C	81,590	10,917	17,866	2,671
Class I	—	12,247	17,205	325
Class 1	44	—	—	—
	$203,573	$81,932	$74,771	$9,834

Note 6

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates.

Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Note 7
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the year ended August 31, 2009 and the period ended August 31, 2008, along with the corresponding dollar value.

	Year ended 8-31-09		Period ended 8-31-08[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	13,256,906	$112,474,192	1,329,899	$13,206,325
Distributions reinvested	205,132	1,763,255	9,729	95,892
Repurchased	(2,559,338)	(21,748,219)	(213,580)	(2,097,127)
Net increase	10,902,700	$92,489,228	1,126,048	$11,205,090
Class B shares
Sold	307,142	$2,616,569	58,075	$577,247
Distributions reinvested	4,272	36,035	600	5,918
Repurchased	(82,017)	(706,874)	(5,208)	(51,078)
Net increase	229,397	$1,945,730	53,467	$532,087
Class C shares
Sold	3,834,786	$31,662,853	754,582	$7,603,991
Distributions reinvested	34,380	293,518	4,583	45,305
Repurchased	(1,493,791)	(11,784,118)	(597,997)	(5,866,593)
Net increase	2,375,375	$20,172,253	161,168	$1,782,703
Class I shares
Sold	4,537,790	$38,156,103	54,851	$541,500
Distributions reinvested	60,304	529,058	587	5,779
Repurchased	(236,315)	(1,998,320)	—	—
Net increase	4,361,779	$36,686,841	55,438	$547,279
Class 1 shares
Sold	—	—	10,000	$100,000
Distributions reinvested	796	6,419	377	3,720
Net increase	796	$6,419	10,377	$103,720

36     Floating Rate Income Fund | Annual report

	Year ended 8-31-09		Period ended 8-31-08[1]
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	52,232,638	$424,494,327	51,467,289	$512,243,892
Distributions reinvested	5,526,484	44,957,932	1,441,398	14,251,483
Repurchased	(4,480,589)	(36,901,582)	(779,535)	(7,686,341)
Net increase	53,278,533	$432,550,677	52,129,152	$518,809,034
Net increase	71,148,580	$583,851,148	53,535,650	$532,979,913

1Period from 1-2-08 (commencement of operations) to 8-31-08.

Note 8
Purchases and sales of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities, during the year ended August 31, 2009, aggregated $915,780,591 and $296,289,380, respectively.

Annual report | Floating Rate Income Fund      37

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Floating Rate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Floating Rate Income Fund (the “Fund”) at August 31, 2009 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, and the application of alternative procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 23, 2009

38     Floating Rate Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2009.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | Floating Rate Income Fund      39

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) for the Fund, a series of John Hancock Funds II (the Trust).

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.

the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory Agreement

At its meeting on May 28–29, 2009, the Board, including all the Independent Trustees, approved the Advisory Agreement.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1) (a)

considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the

40     Floating Rate Income Fund | Annual report

subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

	(b)	considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c)

considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2)

reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3)

reviewed the Trust’s advisory fee structure and the incorporation therein of any sub-advisory fee breakpoints in the advisory fees charged and concluded (i) that to the extent that Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arm’s-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4)	(a)	reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

(b)

reviewed the profitability of the JHIMS’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

	(c)	considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds,

(d)

noted that JHIMS pays the subadvisory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information; and

(e)

considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provide to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profit-ability from their relationship with each Fund was reasonable and not excessive.

(5)

reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that JHIMS is currently waiving fees

Annual report | Floating Rate Income Fund      41

and or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on May 28–29, 2009, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

In making its determination with respect to the factors that its considers, the Board reviewed:

(1) information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

(2) the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3) the subadvisory fee for each Fund and comparative fee information; and

(4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board noted that in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee and would not be an expense of the Fund.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2)

Although not without variation, the current and historical performance of each Fund managed by a Subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3)

The subadvisory fees are generally competitive within the range of industry norms and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s-length negotiation between the Adviser and the subadviser;

(4)

With respect to those Funds that have sub-advisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

(5)

The Material Relationships consist of arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate. See (6) below for information relating to the business arrangement between the Adviser and Western Asset Management Company.

(6)

The Adviser has entered into an agreement with Western Asset Management Company (WAMCO) regarding the Fund in which WAMCO agrees that it will not to serve as investment adviser (including subadviser) to another investment company that is sold to retail investors and is managed in a style similar to the Fund for a period of five years

42     Floating Rate Income Fund | Annual report

and the Adviser agrees that it will develop a program for the marketing of the fund. In the event WAMCO should advise such an investment company, the agreement would entitle the Adviser to $2 million in liquidated damages due to the fact that the Adviser and the distributor to the Fund will make unreimbursed expenditures in the organization and ongoing promotion of the fund. However, WAMCO is not required to pay the Adviser such liquidated damages if the Fund does not reach certain asset levels (which range from $500 million on the first anniversary of the Fund’s commencement to $2 billion on the fourth anniversary of the Fund’s commencement) assuming certain performance requirements are met. The agreement also provides that if WAMCO is terminated as subadviser to the fund, then WAMCO is released from any obligation to pay the Adviser such liquidated damages. Therefore, the Adviser has a financial interest in not having the Board terminate WAMCO as subadviser to the fund for a five year period.

Additional information that the Board considered for the Fund is set forth in Appendix A.

Appendix A

Portfolio	Performance of Trust
(Subadviser)	as of March 31, 2009	Fees and Expenses	Other Comments

Floating Rate Income Fund (Western Asset Management Company*) * Western Asset Management Company Limited serves as sub-subadviser	The Fund modestly outperformed the benchmark index over the one-year period. The Fund out- performed the Morningstar Category Average over the one- year period.

Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are modestly higher than the peer group median

Total expenses for this Fund are slightly higher than the peer group median..

The Fund commenced operations December 31, 2007, and has limited performance. In reviewing the Fund, the Board considered this limited performance as well as market conditions during this period.

The Board noted the Fund’s favorable performance since inception.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

Annual report | Floating Rate Income Fund      43

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2008	212

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2008	212

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Theron S. Hoffman,[2] Born: 1947	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000–2003).

Hassell H. McClellan, Born: 1945	2008	212

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005–2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates, Born: 1946	2008	212

Chairman of the Board of John Hancock Funds II; Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998); Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000). Trustee of John Hancock Trust (since 2004) and former Trustee of John Hancock Funds III (2005–2006).

44     Floating Rate Income Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Steven M. Roberts,[2] Born: 1944	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005–2008); Partner, KPMG (1987–2004).

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

[2]	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

Trustee Emeritus

Name, Year of Birth	Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since	by Trustee

John D. Richardson,[1] Born: 1938	2008	212

Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President, Office of the President, MFC, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

[1]	Mr. Richardson became a non-voting Trustee Emeritus on December 14, 2006.

Non-Independent Trustees1,2

Name, Year of Birth	Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1,2]	by Trustee

James R. Boyle,[3] Born: 1959	2008	264

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey,[4,5] Born: 1946	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988–2007).

Annual report | Floating Rate Income Fund      45

[1]	Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[2]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[3]	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

[4]	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

[5]

Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President

Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990–1999).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer

Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer

Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

46     Floating Rate Income Fund | Annual report

Principal officers who are not Trustees (continued)
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Michael J. Leary, Born: 1965	2008

Treasurer

Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007); Vice President and Senior Manager of Fund Administration, JP Morgan (1993–2004); Manager, Ernst & Young, LLC (1988–1993).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer

Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global Fund Services (1999–2002).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer (since 2005)

Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Floating Rate Income Fund      47

More information

Trustees
James M. Oates,** Chairman
James R. Boyle†
Grace K. Fey**†
Charles L. Bardelis*
Peter S. Burgess*
Theron S. Hoffman**
Hassell H. McClellan**
Steven M. Roberts*
John D. Richardson, Trustee Emeritus
* Member of the Audit Committee
** Member of the Compliance Committee
† Non-Independent Trustee

Officers
Hugh McHaffie
President

Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Michael J. Leary
Treasurer

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

Investment adviser
John Hancock Investment Management Services, LLC

Subadviser
Western Asset Management Company

Principal distributor
John Hancock Funds, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
John Hancock Signature Services, Inc.

Legal counsel
K&L Gates LLP

Independent registered public accounting firm
PricewaterhouseCoopers LLP

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

48     Floating Rate Income Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Floating Rate Income Fund.	3280A 8/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	10/09

Management’s discussion of
Fund performance

Stocks began the year ended August 31, 2009, in a freefall, triggered by turmoil in the credit markets, the collapse of several major financial institutions and the deepening economic recession. Government initiatives, which included bailout programs, interest-rate cuts and credit stress tests on the nation’s largest banks, finally began to bear fruit in the spring. As the outlook for the economy improved, stocks rallied sharply, led by the most beaten-down of sectors — namely financials and materials. More defensive sectors, such as health care and consumer staples, held up best, however, for the full year. Despite strong gains in the spring and summer, the Standard & Poor’s 500 Index closed the 12-month period with a –18.25% return.

The Russell 1000 Value Index returned –20.27% for the year, while the Morningstar, Inc. large value category average return was –17.76%. By comparison, John Hancock Optimized Value Fund’s Class NAV shares returned –22.19% at net asset value. For the 12-month period, the Fund was hurt by disappointing stock selection, especially in consumer staples and health care. Detractors included Herbalife Ltd., a personal nutrition and weight management company, and Bunge Ltd., a fertilizer and soybean company operating in Brazil. Both consumer staples stocks posted steep declines as the recession caused customers to cut back on spending. Elsewhere, Williams Companies, Inc., which focuses on the marketing and storage of natural gas, fell sharply as natural gas prices came down. All three stocks were sold before period end. Our biggest gains came from financials, where we were well positioned in stocks that had been oversold. Winners included Macerich Co., a mall real estate investment trust (REIT), and Lincoln National Corp., a life insurer. Both names rallied sharply once the equity and credit markets started to improve. We sold Macerich in August.

“As the outlook for the economy improved, stocks rallied sharply, led by the most beaten-down of sectors …”

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6     Optimized Value Fund | Annual report

A look at performance

For the period ended August 31, 2009

		Average annual returns (%) with maximum sales charge (POP)				Cumulative total returns (%) with maximum sales charge (POP)

Class	Inception date	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception

A1	10-15-05	–26.56	—	—	–6.31	–26.56	—	—	–22.33

B1	10-15-05	–26.90	—	—	–6.34	–26.90	—	—	–22.45

C1	10-15-05	–23.96	—	—	–5.73	–23.96	—	—	–20.46

I1,2	10-15-05	–22.30	—	—	–4.55	–22.30	—	—	–16.53

1[1,2]	10-15-05	–22.32	—	—	–4.55	–22.32	—	—	–16.54

NAV[1,2]	10-15-05	–22.19	—	—	–4.50	–22.19	—	—	–16.34

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class 1 and Class NAV shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The net expenses are as follows: Class A — 1.29%, Class B — 1.99%, Class C –1.99%, Class I –0.84%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 28.82%, Class B — 71.10%, Class C — 72.97%, Class I — 71.55%. For the other classes, the net expenses equal the gross expenses and are as follows: Class 1 — 0.73%, Class NAV — 0.69%. The Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses increase and results would have been less favorable.

[1]

October 15, 2005 is the inception date for the oldest class of shares, Class NAV shares. Class A, B, C and Class I shares were first offered on December 31, 2007. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, B, C and I shares, respectively.

[2]	For certain types of investors, as described in the Fund’s Class I, Class 1 and Class NAV share prospectuses.

Annual report | Optimized Value Fund     7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Optimized Value Fund Class NAV2 shares for the period indicated. For comparison, we’ve shown the same investment in the Russell 1000 Value Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

A2	10-15-05	$8,175	$7,767	$9,018

B2	10-15-05	7,962	7,755	9,018

C2	10-15-05	7,954	7,954	9,018

I1,2	10-15-05	8,347	8,347	9,018

1[1]	10-15-05	8,346	8,346	9,018

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class A, Class B, Class C, Class I and Class 1 shares, respectively, as of August 31, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

[1]	For certain types of investors, as described in the Fund’s Class NAV, Class I and Class 1 share prospectuses.

[2]

October 15, 2005 is the inception date for the oldest class of shares, Class NAV shares. Class A, B, C and Class I shares were first offered on December 31, 2007. The returns prior to this date are those of Class NAV shares that have been recalculated to apply the gross fees and expenses of Class A, B, C and I shares, respectively.

8     Optimized Value Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

•	Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2009 with the same investment held until August 31, 2009.

	Account value	Ending value	Expenses paid during
	on 3-1-09	8-31-09	period ended 8-31-09[1]

Class A	$1,000.00	$1,377.30	$7.73

Class B	1,000.00	1,371.50	11.90

Class C	1,000.00	1,372.00	11.90

Class I	1,000.00	1,379.90	5.04

Class 1	1,000.00	1,380.50	4.68

Class NAV	1,000.00	1,381.90	4.50

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00/ $1,000.00 = 8.6 ]	x	$[ “expenses paid” ]	=	My actual
		from table		expenses

Annual report | Optimized Value Fund     9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2009, with the same investment held until August 31, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 3-1-09	8-31-09	period ended 8-31-09[1]

Class A	$1,000.00	$1,018.70	$6.56

Class B	1,000.00	1,015.20	10.11

Class C	1,000.00	1,015.20	10.11

Class I	1,000.00	1,021.00	4.28

Class 1	1,000.00	1,021.30	3.97

Class NAV	1,000.00	1,021.40	3.82

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

[1]

Expenses are equal to the Fund’s annualized expense ratio of 1.29%, 1.99%, 1.99%, 0.84%, 0.78% and 0.75% for Class A, Class B, Class C, Class I, Class 1 and Class NAV respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10     Optimized Value Fund | Annual report

Portfolio summary

Top 10 holdings[1]

JPMorgan Chase & Company	3.5%	ConocoPhillips Company	2.1%

Exxon Mobil Corp.	3.3%	CenturyTel, Inc.	2.0%

General Electric Company	3.1%	AT&T, Inc.	1.9%

International Business Machines Corp.	2.6%	Chevron Corp.	1.9%

Wells Fargo & Company	2.2%	Sempra Energy	1.8%

Sector composition[2,3]

Financial	26%	Utilities	6%

Energy	19%	Consumer cyclical	5%

Consumer, non-cyclical	15%	Technology	5%

Industrial	13%	Basic materials	1%

Communications	9%	Short-term investments & other	1%

[1]	As a percentage of net assets on August 31, 2009. Excludes cash and cash equivalents.

[2]

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

[3]	As a percentage of net assets on August 31, 2009.

Annual report | Optimized Value Fund      11

Fund’s investments

FINANCIAL STATEMENTS

Securities owned by the Fund on 8-31-09

Issuer	Shares	Value

Common stocks 99.27%		$294,733,394
(Cost $258,332,127)
Aerospace 2.83%		8,414,261

Alliant Techsystems, Inc. (I)	48,526	3,750,089

General Dynamics Corp.	78,800	4,664,172
Apparel & Textiles 0.95%		2,815,166

Coach, Inc.	99,511	2,815,166
Auto Parts 1.47%		4,353,897

Johnson Controls, Inc.	175,773	4,353,897

Banking 6.50%		19,293,309

Bank of America Corp.	289,923	5,099,745

Bank of New York Mellon Corp.	83,589	2,475,070

Credit Suisse Group AG, SADR	37,825	1,924,914

Hudson City Bancorp, Inc.	160,573	2,106,718

PNC Financial Services Group, Inc.	120,015	5,111,439

U.S. Bancorp	113,856	2,575,423

Biotechnology 0.71%		2,112,287

Amgen, Inc. (I)	35,358	2,112,287

Business Services 2.12%		6,295,907

Alliance Data Systems Corp. (I)	58,633	3,257,649

Convergys Corp. (I)	138,721	1,503,736

SAIC, Inc. (I)	82,992	1,534,522

Cable & Television 2.98%		8,858,083

Comcast Corp., Class A	237,888	3,644,444

DISH Network Corp. (I)	165,323	2,696,418

Viacom, Inc., Class B (I)	100,528	2,517,221

Cellular Communications 0.54%		1,598,789

NII Holdings, Inc. (I)	67,431	1,598,789

Chemicals 1.03%		3,074,280

Celanese Corp., Series A	120,702	3,074,280

Computers & Business Equipment 3.03%		8,997,662

Cisco Systems, Inc. (I)	66,409	1,434,434

International Business Machines Corp.	64,068	7,563,228

Containers & Glass 2.21%		6,549,446

Owens-Illinois, Inc. (I)	105,464	3,579,448

Pactiv Corp. (I)	119,517	2,969,998

12 Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Issuer	Shares	Value

Cosmetics & Toiletries 0.50%		$1,476,537

Colgate-Palmolive Company	20,310	1,476,537

Crude Petroleum & Natural Gas 4.58%		13,589,915

Apache Corp.	60,014	5,098,189

Marathon Oil Corp.	97,096	2,997,354

Plains Exploration & Production Company (I)	108,298	2,842,822

XTO Energy, Inc.	68,693	2,651,550

Electrical Utilities 2.90%		8,600,815

Dominion Resources, Inc.	110,856	3,667,116

DPL, Inc.	69,675	1,725,850

FPL Group, Inc.	32,565	1,829,502

Mirant Corp. (I)	81,801	1,378,347

Energy 2.38%		7,066,192

Duke Energy Corp.	103,135	1,597,561

Sempra Energy	109,002	5,468,631

Financial Services 13.15%		39,035,521

Ameriprise Financial, Inc.	84,892	2,549,307

Broadridge Financial Solutions, Inc.	135,589	2,822,963

Citigroup, Inc.	304,816	1,524,080

Goldman Sachs Group, Inc.	27,567	4,561,236

JPMorgan Chase & Company	236,155	10,263,296

Lender Processing Services, Inc.	44,239	1,516,513

Morgan Stanley	52,169	1,510,814

NASDAQ OMX Group, Inc. (I)	175,383	3,849,657

State Street Corp.	76,376	4,008,212

Wells Fargo & Company	233,628	6,429,443

Food & Beverages 1.92%		5,698,145

ConAgra Foods, Inc.	93,391	1,917,317

Dr Pepper Snapple Group, Inc. (I)	66,202	1,750,381

McCormick & Company, Inc.	62,341	2,030,447

Gas & Pipeline Utilities 0.78%		2,328,884

UGI Corp.	91,293	2,328,884

Healthcare Products 2.76%		8,194,976

Baxter International, Inc.	84,966	4,836,265

Johnson & Johnson	55,571	3,358,711

Healthcare Services 1.58%		4,690,343

DaVita, Inc. (I)	61,300	3,169,823

Express Scripts, Inc. (I)	21,054	1,520,520

Household Appliances 1.03%		3,052,027

Stanley Works	74,567	3,052,027

Household Products 1.71%		5,085,245

Newell Rubbermaid, Inc.	152,207	2,118,721

Tupperware Brands Corp.	80,198	2,966,524

Industrial Machinery 1.12%		3,319,533

Pall Corp.	111,656	3,319,533

See notes to financial statements	Annual report | Optimized Value Fund 13

FINANCIAL STATEMENTS

Issuer	Shares	Value

Industrials 3.63%		$10,785,541

Aecom Technology Corp. (I)	57,447	1,574,622

General Electric Company	662,656	9,210,919

Insurance 3.53%		10,475,468

ACE, Ltd.	37,181	1,940,105

American Financial Group, Inc.	104,083	2,669,729

Endurance Specialty Holdings, Ltd.	75,371	2,598,038

Lincoln National Corp.	129,461	3,267,596

International Oil 7.35%		21,833,877

Chevron Corp.	80,473	5,628,282

ConocoPhillips Company	140,805	6,340,449

Exxon Mobil Corp.	142,663	9,865,146

Petroleum Services 6.64%		19,704,548

ENSCO International, Inc.	45,112	1,664,633

Noble Corp.	111,552	3,907,666

Schlumberger, Ltd.	15,103	848,789

Tidewater, Inc.	82,949	3,580,908

Total SA, SADR	79,436	4,549,300

Transocean, Ltd. (I)	67,949	5,153,252

Pharmaceuticals 3.63%		10,772,500

Abbott Laboratories	103,146	4,665,294

Mylan, Inc. (I)	161,406	2,367,826

Pfizer, Inc.	223,915	3,739,380

Railroads & Equipment 1.74%		5,157,333

CSX Corp.	121,349	5,157,333

Real Estate 3.72%		11,038,294

Annaly Capital Management, Inc., REIT	237,097	4,111,262

Brookfield Properties Corp. REIT	133,554	1,465,087

Hospitality Properties Trust, REIT	137,273	2,501,114

SL Green Realty Corp., REIT	83,900	2,960,831

Retail Trade 2.40%		7,135,093

CVS Caremark Corp.	106,478	3,995,055

Ross Stores, Inc.	67,325	3,140,038

Semiconductors 2.93%		8,712,475

Intel Corp.	129,491	2,631,257

PMC-Sierra, Inc. (I)	335,464	3,046,013

Taiwan Semiconductor Manufacturing Company, Ltd., SADR	283,664	3,035,205

Telephone 4.92%		14,617,045

AT&T, Inc.	221,554	5,771,482

CenturyTel, Inc.	179,694	5,791,538

Verizon Communications, Inc.	98,390	3,054,025

14 Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

	Principal
Issuer	amount	Value

Repurchase agreements 0.54%		$1,596,000
(Cost $1,596,000)

Repurchase agreements 0.54%

Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $1,596,003 on 09/01/2009, collateralized by $1,840,000 U.S. Treasury Bonds, 3.50% due 02/15/2039 (valued at $1,630,700, including interest)	$1,596,000	$1,596,000

Total investments (Cost $259,928,127)† 99.81%		$296,329,394

Other assets and liabilities, net 0.19%		562,140

Total net assets 100.00%		$296,891,534

          Percentages are stated as a percent of net assets.

REIT Real Estate Investment Trust

SADR Sponsored American Depositary Receipts

(I)	Non-Income Producing

†

At August 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $281,704,615. Net unrealized appreciation aggregated $14,624,779, of which $43,928,581 related to appreciated investment securities and $29,303,802 related to depreciated investment securities.

See notes to financial statements	Annual report | Optimized Value Fund 15

Financial statements

FINANCIAL STATEMENTS

Statement of assets and liabilities 8-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets
Investments in unaffiliated issuers, at value (Cost $258,332,127)	$294,733,394
Repurchase agreements, at value (Cost $1,596,000) (Note 2)	1,596,000
Total investments, at value (Cost $259,928,127)	296,329,394
Cash	155
Receivable for investments sold	3,561,064
Dividends and interest receivable	590,295
Receivable due from adviser	1,833
Total assets	300,482,741
Liabilities
Payable for investments purchased	3,440,285
Payable for fund shares repurchased	98,072
Payable to affiliates
Accounting and legal services fees	1,360
Transfer agent fees	360
Trustees’ fees	1,764
Other liabilities and accrued expenses	49,366
Total liabilities	3,591,207
Net assets
Capital paid-in	$665,024,866
Accumulated undistributed net investment income	4,425,782
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(408,960,381)
Net unrealized appreciation (depreciation) on investments	36,401,267
Net assets	$296,891,534
Net asset value per share
Based on net asset values and shares outstanding-the Fund has an unlimited number of shares authorized with no par value.
Class A ($299,821 ÷ 30,873 shares)	$9.71
Class B ($97,170 ÷ 10,009 shares)[1]	$9.71
Class C ($16,132 ÷ 1,663 shares)[1]	$9.70
Class I ($6,731 ÷ 689 shares)	$9.77
Class 1 ($48,117,178 ÷ 4,929,586 shares)	$9.76
Class NAV ($248,354,502 ÷ 25,432,191 shares)	$9.77
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.22

[1]	Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16 Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of operations For the year ended 8-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends	$11,079,092
Securities lending	297,994
Interest	26,337
Income from affiliated issuers	1,669
Less foreign taxes withheld	(32,680)
Total investment income	11,372,412
Expenses
Investment management fees (Note 5)	2,667,196
Distribution and service fees (Note 5)	23,393
Transfer agent fees (Note 5)	2,823
Accounting and legal services fees (Note 5)	62,652
Trustees’ fees (Note 6)	7,703
State registration fees (Note 5)	59,213
Printing and postage fees (Note 5)	2,870
Professional fees	40,736
Custodian fees	46,961
Registration and filing fees	37,329
Miscellaneous	4,869
Total expenses	2,955,745
Less expense reductions (Note 5)	(64,467)
Net expenses	2,891,278
Net investment income	8,481,134
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(242,122,361)
Investments in affiliated underlying funds	11,471
Financial futures contracts (Note 3)	(2,219,901)
Foreign currency transactions	585
(244,330,206)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	39,072,870
Translation of assets and liabilities in foreign currencies	59
39,072,929
Net realized and unrealized loss	(205,257,277)
Decrease in net assets from operations	$(196,776,143)

See notes to financial statements	Annual report | Optimized Value Fund 17

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	8-31-09	8-31-08
Increase (decrease) in net assets
From operations
Net investment income	$8,481,134	$13,145,616
Net realized loss	(244,330,206)	(160,142,343)
Change in net unrealized appreciation (depreciation)	39,072,929	(16,763,905)

Decrease in net assets resulting from operations	(196,776,143)	(163,760,632)
Distributions to shareholders
From net investment income
Class A	(1,531)	—
Class B	(328)	—
Class C	(108)	—
Class I	(180)	—
Class 1	(1,443,321)	(1,551,400)
Class NAV	(11,271,727)	(12,179,658)
From net realized gain
Class 1	—	(6,958,131)
Class NAV	—	(52,962,770)
Total distributions	(12,717,195)	(73,651,959)

From Fund share transactions (Note 7)	(256,769,182)	215,089,065

Total decrease	(466,262,520)	(22,323,526)

Net assets
Beginning of year	763,154,054	785,477,580
End of year	$296,891,534	$763,154,054
Undistributed net investment income	$4,425,782	$8,653,707

18 Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	8-31-09	8-31-08[1]
Per share operating performance
Net asset value, beginning of year	$12.94	$14.97
Net investment income[2]	0.11	0.10
Net realized and unrealized loss on investments	(3.08)	(2.13)
Total from investment operations	(2.97)	(2.03)
Less distributions
From net investment income	(0.26)	—
Total distributions	(0.26)	—
Net asset value, end of year	$9.71	$12.94
Total return (%)[3,4]	(22.70)	(13.56)[5]
Ratios and supplemental data
Net assets, end of year (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.66	28.82	[7]
Expenses net of all fee waivers and credits	1.29	1.29	[7]
Expenses net of all fee waivers	1.29	1.29	[7]
Net investment income	1.27	1.22	[7]
Portfolio turnover (%)	147	159

[1]	Class A shares began operations on 12-31-07.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment.

[4]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[5]	Not annualized.

[6]	Less than $500,000.

[7]	Annualized.

See notes to financial statements	Annual report | Optimized Value Fund 19

FINANCIAL STATEMENTS

CLASS B SHARES Period ended	8-31-09	8-31-08[1]
Per share operating performance
Net asset value, beginning of year	$12.87	$14.97
Net investment income[2]	0.05	0.03
Net realized and unrealized loss on investments	(3.05)	(2.13)
Total from investment operations	(3.00)	(2.10)
Less distributions
From net investment income	(0.16)	—
Total distributions	(0.16)	—
Net asset value, end of year	$9.71	$12.87
Total return (%)[3,5]	(23.13)	(14.03)[4]
Ratios and supplemental data
Net assets, end of year (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	38.76	71.10	[7]
Expenses net of fee waivers	1.99	1.99	[7]
Expenses net of all fee waivers and credits	1.99	1.99	[7]
Net investment income	0.64	0.43	[7]
Portfolio turnover (%)	147	159

[1]	Class B shares began operations on 12-31-07.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment.

[4]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[5]	Not annualized.

[6]	Less than $500,000.

[7]	Annualized.

CLASS C SHARES Period ended	8-31-09	8-31-08[1]
Per share operating performance
Net asset value, beginning of year	$12.87	$14.97
Net investment income[2]	0.06	0.03
Net realized and unrealized loss on investments	(3.07)	(2.13)
Total from investment operations	(3.01)	(2.10)
Less distributions
From net investment income	(0.16)	—
Total distributions	(0.16)	—
Net asset value, end of year	$9.70	$12.87
Total return (%)[3,4]	(23.21)	(14.03)[5]
Ratios and supplemental data
Net assets, end of year (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	153.81	72.97	[7]
Expenses net of fee waivers	1.99	1.99	[7]
Expenses net of all fee waivers and credits	1.99	1.99	[7]
Net investment income	0.68	0.43	[7]
Portfolio turnover (%)	147	159

[1]	Class C shares began operations on 12-31-07.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment.

[4]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[5]	Not annualized.

[6]	Less than $500,000.

[7]	Annualized.

20 Optimized Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-09	8-31-08[1]
Per share operating performance
Net asset value, beginning of year	$12.97	$14.97
Net investment income[2]	0.17	0.14
Net realized and unrealized loss on investments	(3.10)	(2.14)
Total from investment operations	(2.93)	(2.00)
Less distributions
From net investment income	(0.27)	—
Total distributions	(0.27)	—
Net asset value, end of year	$9.77	$12.97
Total return (%)[3,4]	(22.30)	(13.36)[5]
Ratios and supplemental data
Net assets, end of year (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	281.41	71.55	[7]
Expenses net of fee waivers	0.84	0.84	[7]
Expenses net of all fee waivers and credits	0.84	0.84	[7]
Net investment income	1.97	1.59	[7]
Portfolio turnover (%)	147	159

[1]	Class I shares began operations on 12-31-07.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment.

[4]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[5]	Not annualized.

[6]	Less than $500,000.

[7]	Annualized.

CLASS 1 SHARES Period ended	8-31-09	8-31-08	8-31-07	8-31-06 [1]
Per share operating performance
Net asset value, beginning of year	$12.98	$17.55	$16.56	$14.09
Net investment income[2]	0.18	0.24	0.31	0.22
Net realized and unrealized gain (loss) on investments	(3.12)	(3.32)	1.68	2.31
Total from investment operations	(2.94)	(3.08)	1.99	2.53
Less distributions
From net investment income	(0.28)	(0.27)	(0.20)	(0.06)
From net realized gain	—	(1.22)	(0.80)	—	[3]
Total distributions	(0.28)	(1.49)	(1.00)	(0.06)
Net asset value, end of year	$9.76	$12.98	$17.55	$16.56
Total return (%)[4]	(22.32)	(18.77)	12.12	17.98	[5]
Ratios and supplemental data
Net assets, end of year (in millions)	$48	$69	$106	$96
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.73	0.74	0.79	[6]
Expenses net of fee waivers	0.79	0.73	0.74	0.79	[6]
Expenses net of all fee waivers and credits	0.79	0.73	0.74	0.79	[6]
Net investment income	2.05	1.63	1.75	1.62	[6]
Portfolio turnover (%)	147	159	169	127

[1]	Class 1 shares began operations on 10-15-05.

[2]	Based on the average of the shares outstanding.

[3]	Less than $0.01 per share.

[4]	Assumes dividend reinvestment.

[5]	Not annualized.

[6]	Annualized.

See notes to financial statements	Annual report | Optimized Value Fund 21

FINANCIAL STATEMENTS

CLASS NAV Period ended	8-31-09	8-31-08	8-31-07	8-31-06 [1]
Per share operating performance
Net asset value, beginning of year	$12.98	$17.57	$16.56	$14.09
Net investment income[2]	0.19	0.25	0.32	0.24
Net realized and unrealized gain (loss) on investments	(3.11)	(3.34)	1.69	2.29
Total from investment operations	(2.92)	(3.09)	2.01	2.53
Less distributions
From net investment income	(0.29)	(0.28)	(0.20)	(0.06)
From net realized gain	—	(1.22)	(0.80)	—	[3]
Total distributions	(0.29)	(1.50)	(1.00)	(0.06)
Net asset value, end of year	$9.77	$12.98	$17.57	$16.56
Total return (%)[4]	(22.19)	(18.82)	12.26	17.98	[5]
Ratios and supplemental data
Net assets, end of year (in millions)	$248	$694	$680	$362
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.69	0.69	0.74	[6]
Expenses net of fee waivers	0.73	0.69	0.69	0.74	[6]
Expenses net of all fee waivers and credits	0.73	0.69	0.69	0.74	[6]
Net investment income	2.18	1.69	1.81	1.73
Portfolio turnover (%)	147	159	169	127

[1]	Class NAV shares began operations on 10-15-05.

[2]	Based on the average of the shares outstanding.

[3]	Less than $0.01 per share.

[4]	Assumes dividend reinvestment.

[5]	Not annualized.

[6]	Annualized.

22 Optimized Value Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 Organization

John Hancock Optimized Value Fund (the Fund), is a series of John Hancock Funds II (the Trust or JHF II). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end investment management company. The investment objective of the Fund is to seek long-term capital appreciation.

John Hancock Investment Management Services, LLC (JHIMS or the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The Trustees had authorized the issuance of multiple classes of shares of the Fund, including classes designated as Class A, Class B, Class C, Class I, Class 1 and Class NAV shares. Class A, Class B and Class C shares were open to all retail investors. Class I shares were offered without any sales charge to various institutional and certain individual investors. On September 24, 2009, the Trustees authorized the liquidation of Class A, Class B, Class C and Class I shares on or about December 11, 2009. Class 1 shares are sold only to certain affiliates of MFC. Class NAV shares are sold to affiliated funds of funds, which are funds of funds within the John Hancock funds complex. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bear distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

At August 31, 2009, affiliates of MFC owned 688, 681, 681, and 689 shares of beneficial interest of Class A, Class B, Class C and Class I, respectively.

Certain investors in the Fund are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the Fund’s net assets. For the year ended August 31, 2009, the Fund had an affiliate fund ownership concentration of 83.7% of the Fund’s net assets.

Note 2

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end and through the date that the financial statements were issued, October 23, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer supplied and electronic data processing

Annual report | Optimized Value Fund     23

techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued, as described below. Certain short-term debt instruments are valued at amortized cost. John Hancock Collateral Investment Trust (JHCIT), an affili-ated registered investment company managed by Manulife Global Investment Management (U.S.), LLC, a subsidiary of Manulife Financial Corporation (MFC), is valued at its net asset value each business day. JHCIT is a floating rate fund investing in money market instruments.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 – Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures. In addition, investment companies, including mutual funds, are valued using this technique.

Level 2 – Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the counter derivative contracts, including swaps, foreign forward currency contracts, and certain options use these techniques.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24     Optimized Value Fund | Annual report

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2009, by major security category or security type.

Investments in Securities	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
Basic Materials	$3,074,280	—	—	$3,074,280
Communications	26,508,352	—	—	26,508,352
Consumer, Cyclical	16,422,877	—	—	16,422,877
Consumer, Non-cyclical	43,723,732	—	—	43,723,732
Energy	56,725,902	—	—	56,725,902
Financial	78,326,079	—	—	78,326,079
Industrial	37,278,140	—	—	37,278,140
Technology	16,275,702	—	—	16,275,702
Utilities	16,398,330	—	—	16,398,330
Short-term Securities	—	$1,596,000	—	1,596,000

Total Investments in Securities	$294,733,394	$1,596,000	—	$296,329,394

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

From time to time, the Fund may invest in Real Estate Investment Trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser.

Line of credit

The Fund has entered into an agreement which enables them to participate in a $300 million unsecured committed line of credit with its Custodian. The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter,

Annual report | Optimized Value Fund     25

based on the average daily-unused portion of the line of credit, is charged to the Fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended August 31, 2009, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the custodian may, in its discretion, advance funds to a Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien and security interest in any Fund property, that is not segregated, to the extent of any overdraft.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends associated with securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount no less than the market value of the loaned securities.

The market value of the loaned securities is determined at the close of business of the Fund. Any additional required cash collateral is delivered to the Fund or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in JHCIT. JHCIT is not a stable value fund and thus the Fund receives the benefit of any gains and bears any losses generated by JHCIT.

The Fund may receive compensation for lending their securities either in the form of fees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Expenses

The majority of expenses are directly identifi-able to the Fund. Trust expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage fees for Class A, Class B, Class C and Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

26     Optimized Value Fund | Annual report

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $223,009,627 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, it will reduce the amount of capital gain distribution to be paid. The loss carryforward expires as follows: August 31, 2016 — $6,372,104 and August 31, 2017 — $216,637,523.

Net capital losses of $164,174,266 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on September 1, 2009, the first day of the Fund’s next taxable year.

As of August 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends and capital gains distributions, if any, annually. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. During the year ended August 31, 2009, the tax character of distributions paid was as follows: ordinary income $12,717,195. During the year ended August 31, 2008, the tax character of distributions paid was as follows: ordinary income $51,410,888 and long-term capital gain $22,241,071.

As of August 31, 2009, the components of distributable earnings on a tax basis included $4,425,782 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to partnerships.

Note 3

Financial instruments

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires the Fund to disclose information to assist investors in understanding how the Fund uses derivative instruments, how derivative instruments are accounted for under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The disclosure for the year ended August 31, 2009 is presented in accordance with FAS 161.

Futures

The Fund may purchase and sell financial futures contracts, including index futures and

Annual report | Optimized Value Fund     27

options on these contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund due to anticipated interest rate, currency or market changes. In addition, the Fund will use futures contracts for duration management or to gain exposure to a securities market.

An index futures contract (index future) is a contract to buy a certain number of units of the relevant index at a fixed price and specific future date. The Fund may invest in index futures as a means of gaining exposure to securities without investing in them directly, thereby allowing the Fund to invest in the underlying securities over time. Investing in index futures also permits the Fund to maintain exposure to common stocks without incurring the brokerage costs associated with investment in individual common stocks.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of assets and liabilities. The Fund had no open financial futures contracts on August 31, 2009.

During the year ended August 31, 2009, the Fund used futures to hedge against anticipated changes in the securities market.

During the year ended August 31, 2009, the Fund held futures contracts that ranged from approximately $16 million to $110 million (notional value). These contracts were settled during the 1st quarter of fiscal year 2009.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended August 31, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING
INSTRUMENTS UNDER FAS 133	FUTURES	TOTAL

Statement of Operations location —	Financial futures
Net realized gain (loss) on	contracts
Equity contracts	$(2,219,901)	$(2,219,901)

Note 4

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

28     Optimized Value Fund | Annual report

Note 5

Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $500,000,000 of the Fund’s aggregate daily net assets; (b) 0.65% of the next $500,000,000 of the Fund’s aggregate daily net assets; and (c) 0.60% of the Fund’s aggregate daily net assets in excess of $1,000,000,000. Aggregate net assets include the net assets of the Fund and Optimized Value Trust, a series of John Hancock Trust. John Hancock Trust is an open-end investment company and affiliate of the Fund.

The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.A.) Limited, an affiliate of the Adviser. The Fund is not responsible for payment of the subadvi-sory fees. The effective rate for the year ended August 31, 2009, is 0.68% of the Fund’s average daily net asset value.

The Adviser has agreed contractually to reimburse for certain fund level expenses that exceed 0.80% of the average annual net assets, or to make a payment to a specific class of shares of the Fund in an amount equal to the amount by which the expenses attributable to such class of shares (excluding taxes, fund brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and fees under any agreement or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 1.29% for Class A, 1.99% for Class B, 1.99% for Class C and 0.84% for Class I and 0.85% for Class 1. Accordingly, the expense reductions related to this expense limitation amounted to $17,555, $14,762, $14,894 and $16,915 for Class A, Class B, Class C and Class I, respectively, for the year ended August 31, 2009. This expense reimbursement shall continue in effect until December 31, 2009 and thereafter until terminated by the Adviser on notice to the Trust.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholder and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The accounting and legal services fees incurred for the year ended August 31, 2009, were equivalent to an annual effective rate of 0.02% of the Fund’s average daily net assets.

The Fund has a Distribution Agreement with the Distributor. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes daily payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.05% of average daily net asset value of Class A, Class B, Class C and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended August 31, 2009 the Distributor received net up-front sales charges of $2,838 with regard to sales of Class A shares. Of this amount, $509 was retained and used for printing prospectuses,

Annual report | Optimized Value Fund     29

advertising, sales literature and other purposes and $2,329 was paid as sales commissions to unrelated broker-dealers.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended August 31, 2009, there were no CDSCs received by Distributor for Class B shares and for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

•

The Fund pays a monthly transfer agent fee at an annual rate of 0.05% for Classes A, B and C and 0.04% for Class I based on each class’s average daily net assets for all classes. Additionally, Class NAV does not pay transfer agent fees;

•	a monthly fee based on an annual rate of $16.50 per shareholder account except Class NAV; and

•	Signature Services is reimbursed for certain out-of-pocket expenses.

Signature Services has contractually agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B, Class C and Class I shares average daily net assets. This agreement was effective until December 31, 2008, after which it expired. Waivers and reimbursement under this plan were $121, $81, $65 and $74 for Classes A, B, C and I, respectively, for the year ended August 31, 2009.

The Fund receives earnings credits from Signature Services as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended August 31, 2009, the Fund had no transfer agent credits.

Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred. For the year ended August 31, 2009, the adviser did not recapture any reimbursements. The amount of waived or reimbursed expenses subject to potential recovery that expire in 2012 is $53,437.

Class level expenses including the allocation of the transfer agent fees for the year ended August 31, 2009, were as follows:

			State
	Distribution and	Transfer	registration	Printing and
Share class	service fees	agent fees	fees	postage fees

Class A	$366	$977	$14,310	$2,696
Class B	402	628	14,310	7
Class C	98	665	14,310	6
Class I	—	553	16,283	161
Class 1	22,527	—	—	—
Total	$23,393	$2,823	$59,213	$2,870

30     Optimized Value Fund | Annual report

Note 6

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates.

Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Note 7

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended August 31, 2009, and the year ended August 31, 2008, along with the corresponding dollar value.

	Year ended 8-31-09		Year ended 8-31-08[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	30,249	$258,570	4,216	$55,914
Distributions reinvested	180	1,531	—	—
Repurchased	(3,311)	(32,469)	(461)	(5,651)
Net increase	27,118	$227,632	3,755	$50,263
Class B shares
Sold	12,847	$111,675	787	$11,485
Distributions reinvested	38	328	—	—
Repurchased	(3,663)	(31,336)	—	—
Net increase	9,222	$80,667	787	$11,485
Class C shares
Sold	982	$6,930	668	$10,000
Distributions reinvested	13	108	—	—
Net increase	995	$7,038	668	$10,000
Class I shares
Sold	—	—	668	$10,000
Distributions reinvested	21	180	—	—
Net increase	21	$180	668	$10,000
Class 1 shares
Sold	266,435	$2,272,763	123,246	$1,790,160
Distributions reinvested	169,404	1,443,321	560,206	8,509,531
Repurchased	(850,844)	(7,481,138)	(1,357,703)	(19,836,628)
Net decrease	(415,005)	$(3,765,054)	(674,251)	$(9,536,937)
Class NAV shares
Sold	3,048,614	$23,996,954	10,453,910	$159,592,299
Distributions reinvested	1,321,422	11,271,727	4,288,507	65,142,428
Repurchased	(32,364,754)	(288,588,326)	(13,570)	(190,473)
Net increase (decrease)	(27,994,718)	$(253,319,645)	14,728,847	$224,544,254
Net increase (decrease)	(28,372,367)	$(256,769,182)	14,060,474	$215,089,065

[1]	Class A, Class B, Class C and Class I shares began operations on 12-31-07.

On September 24, 2009, the Board of Trustees
of the Fund approved the liquidation of
Classes A, B, C and I. The liquidation is
expected to occur in December 2009.

Annual report | Optimized Value Fund     31

Note 8

Purchases and sales of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities, during the year ended August 31, 2009, aggregated $588,329,791 and $849,579,993, respectively.

32     Optimized Value Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Optimized Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Optimized Value Fund (the “Fund”) at August 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 23, 2009

Annual report | Optimized Value Fund     33

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2009.

With respect to the ordinary dividends paid by the Fund for the year ended August 31, 2009, 98.70% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

34     Optimized Value Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) for the Fund, a series of John Hancock Funds II (the Trust).

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the Adviser or JHIMS), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.

the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s manager-of-managers advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (Material Relationships).

Approval of Advisory Agreement

At its meeting on May 28–29, 2009, the Board, including all the Independent Trustees, approved the Advisory Agreement.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1)	(a)	considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s

Annual report | Optimized Value Fund     35

affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

(b)	considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c)

considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2)

reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3)

reviewed the Trust’s advisory fee structure and the incorporation therein of any sub-advisory fee breakpoints in the advisory fees charged and concluded (i) that to the extent that Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arm’s-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4)	(a)	reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

(b)

reviewed the profitability of the JHIMS’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

	(c)	considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds,

(d)

noted that JHIMS pays the subad-visory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information; and

(e)

considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provide to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profit-ability from their relationship with each Fund was reasonable and not excessive.

(5)

reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to

36     Optimized Value Fund | Annual report

the advisory fee structure. The Board also noted that JHIMS is currently waiving fees and or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on May 28–29, 2009, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

In making its determination with respect to the factors that its considers, the Board reviewed:

(1)	information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

(2)	the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3)	the subadvisory fee for each Fund and comparative fee information; and

(4)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board noted that in the case of each sub-subadvisory agreement, that the sub-sub-advisory fee would be paid by the Subadviser out of the subadvisory fee and would not be an expense of the Fund.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadviser has extensive experience and demonstrated skills as a manager;

(2)

Although not without variation, the current and historical performance of each Fund managed by a Subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3)

The subadvisory fees are generally competitive within the range of industry norms and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arm’s-length negotiation between the Adviser and the subadviser;

(4)

With respect to those Funds that have sub-advisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

(5)

The Material Relationships consist of arrangements in which unaffiliated sub-advisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate.

Additional information that the Board considered for the Fund is set forth in Appendix A.

Annual report | Optimized Value Fund     37

Appendix A

Portfolio	Performance of Trust
(Subadviser)	as of March 31, 2009	Fees and Expenses	Other Comments

Optimized Value Fund (MFC Global Investment Management (U.S.A.) Limited)

The Fund slightly underperformed the benchmark index over the one-year period and modestly under- performed over the three-year period.

The Fund slightly underperformed the Morningstar Category Average over the one-, and three-year periods

Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are slightly lower than the peer group median.

Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s quantitative investment style and current market conditions.

The Board also noted that prior to 2007 and 2008, the Fund performed very well in the 2005–2006 time period.

The Board noted that performance has improved year-to-date.

The Board requested that management continue to closely monitor performance.

38     Optimized Value Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	212

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	212

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Theron S. Hoffman,[2]Born: 1947	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000–2003).

Hassell H. McClellan, Born: 1945	2005	212

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005–2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates, Born: 1946	2005	212

Chairman of the Board of John Hancock Funds II; Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998); Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000). Trustee of John Hancock Trust (since 2004) and former Trustee of John Hancock Funds III (2005–2006).

Annual report | Optimized Value Fund      39

Independent Trustees (continued)
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Steven M. Roberts,[2]Born: 1944	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005–2008); Partner, KPMG (1987–2004).

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

[2]	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

Trustee Emeritus
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since	by Trustee

John D. Richardson,[1]Born: 1938	2006	212

Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President, Office of the President, MFC, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

[1]	Mr. Richardson became a non-voting Trustee Emeritus on December 14, 2006.

Non-Independent Trustees1,2

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1,2]	by Trustee

James R. Boyle,[3] Born: 1959	2005	264

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey,[4,5]Born: 1946	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988–2007).

40     Optimized Value Fund | Annual report

[1]	Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[2]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[3]	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

[4]	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

[5]

Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990–1999).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Annual report | Optimized Value Fund      41

Principal officers who are not Trustees (continued)
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Michael J. Leary, Born: 1965	2007

Treasurer
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007); Vice President and Senior Manager of Fund Administration, JP Morgan (1993–2004); Manager, Ernst & Young, LLC (1988–1993).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global Fund Services (1999–2002).

John G. Vrysen, Born: 1955	2007

Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

42     Optimized Value Fund | Annual report

More information

Trustees
James M. Oates,** Chairman
James R. Boyle†
Grace K. Fey**†
Charles L. Bardelis*
Peter S. Burgess*
Theron S. Hoffman**
Hassell H. McClellan**
Steven M. Roberts*
John D. Richardson, Trustee Emeritus
*Member of the Audit Committee
**Member of the Compliance Committee
†Non-Independent Trustee
Officers
Hugh McHaffie
President
Thomas M. Kinzler
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Michael J. Leary
Treasurer
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

Investment adviser
John Hancock Investment Management Services, LLC
Subadviser
MFC Global Investment Management (U.S.A.), Limited
Principal distributor
John Hancock Funds, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered
public accounting firm
PricewaterhouseCoopers LLP

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Annual report | Optimized Value Fund      43

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Optimized Value Fund.

It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

John Hancock
MUTUAL FUNDS

John Hancock Lifecycle Portfolios

Annual Report
8.31.09

John Hancock
Lifecycle 2045 Portfolio

Recently, Class R shares converted to Class R1 shares and Classes B, C, and R2 shares converted to Class A shares.

Goal and strategy

To seek high total return until the fund’s target retirement date. Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2045.

Asset Allocation

Equity	% of Total

U.S. Large Cap	43%

U.S. Mid Cap	12%

U.S. Small Cap	7%

Emerging Markets	6%

International Large Cap	16%

International Small Cap	3%

Large Blend	3%

Natural Resources	3%

Small Growth	1%

Small Value	1%

Fixed Income	% of Total

High Yield Bond	1%

Intermediate Bond	1%

U.S. Government &Agency	1%

Multi-Sector Bond	1%

Bank Loan	1%

As a percentage of net assets on August 31, 2009.

Portfolio results

For the 12 months ended August 31, 2009, John Hancock Lifecycle 2045 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned –16.60%, –16.72%, –16.58%, –16.35%, –16.12% and –16.06%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index, the Standard & Poor’s 500 Index, returned –18.25% over the same period and the average target-date 2041–2045 portfolio returned –16.01%, according to Morningstar, Inc.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades. However, in early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down. Bonds fared better, mostly generating positive results.

Although the Portfolio posted negative absolute results, it outperformed its benchmark S&P 500 Index. This outperformance was due to allocations to emerging-market equities, international large-cap equities and international small-cap equities, all of which outperformed the S&P 500 Index. Conversely, allocations to global natural resources, U.S. mid-cap equities and U.S. small-cap equities hampered relative performance.

Within equity asset classes, manager selections proved fruitful. In particular, we experienced strong positive contribution from the Emerging Markets Value Fund (DFA), which outperformed the MSCI Emerging Markets Index due to the fund’s value bias and small-cap holdings. The Alpha Opportunities Fund (Wellington), which was added to the Portfolio in December 2008, also contributed positively, benefiting from skillful management of its weight in financials and effective stock picking within the energy, consumer staples and health care sectors. On the negative side, the Large Cap Value Fund (BlackRock) and the Mid Cap Stock Fund (Wellington) detracted from results as both lagged their respective benchmarks. Core Equity Fund (Legg Mason), which was removed from the Portfolio in December 2008, also underperformed its benchmark.

Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

4     Lifecycle 2045 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index. The table below shows the hypothetical $10,000 investment for the other classes of the Portfolio during the same period.

	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending value	$8,273	$8,297	$8,365	$8,434	$8,441

Index[2]	7,900	7,900	7,900	7,900	7,900

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–20.74%	–16.72%	–16.58%	–16.35%	–16.12%	–16.06%

Average annual returns — Since inception	–7.92%	–6.45%	–6.35%	–6.08%	–5.81%	–5.79%

Cumulative total returns — 1 year	–20.74%	–16.72%	–16.58%	–16.35%	–16.12%	–16.06%

Cumulative total returns — Since inception	–20.92%	–17.27%	–17.03%	–16.35%	–15.66%	–15.59%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charge is not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.41%, Class R1 — 1.56%, Class R3 — 1.46%, Class R4 — 1.21%, Class R5 — 0.91%, Class 1 — 0.96%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.37%, Class R1 — 13.23%, Class R3 — 11.24%, Class R4 — 14.91%, Class R5 — 12.78%, Class 1 — 1.00%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charge is not applicable for these classes.

[2]	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Annual report | Lifecycle 2045 Portfolio     5

John Hancock
Lifecycle 2040 Portfolio

Recently, Class R shares converted to Class R1 shares and Classes B, C, and R2 shares converted to Class A shares.

Goal and strategy

To seek high total return until the fund’s target retirement date. Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2040.

Asset Allocation

Equity	% of Total

U.S. Large Cap	43%

U.S. Mid Cap	12%

U.S. Small Cap	7%

Emerging Markets	6%

International Large Cap	16%

International Small Cap	3%

Large Blend	3%

Natural Resources	3%

Small Growth	1%

Small Value	1%

Fixed Income	% of Total

High Yield Bond	1%

Intermediate Bond	1%

U.S. Government & Agency	1%

Bank Loan	1%

Multi-Sector Bond	1%

As a percentage of net assets on August 31, 2009.

Portfolio results

For the 12 months ended August 31, 2009, John Hancock Lifecycle 2040 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned –16.33%, –16.54%, –16.52%, –16.28%, –16.05% and –16.09%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index, the Standard & Poor’s 500 Index, returned –18.25% and the average target-date 2036–2040 portfolio returned –15.62%, according to Morningstar, Inc. over the same period.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades. However, in early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down. Bonds fared better, mostly generating positive results.

Although the Portfolio posted negative absolute results, it outperformed its benchmark S&P 500 Index. This outperformance was due to allocations to emerging-market equities, international large-cap equities and international small-cap equities, all of which outperformed the S&P 500 Index. Conversely, allocations to global natural resources, U.S. mid-cap equities and U.S. small-cap equities hampered relative performance.

Among equity asset classes, our manager selections proved fruitful. In particular, we experienced strong positive contribution from the Emerging Markets Value Fund (DFA), which outperformed the MSCI Emerging Markets Index due to the fund’s value bias and small-cap holdings. The Alpha Opportunities Fund (Wellington), which was added to the Portfolio in December 2008, also contributed positively, benefiting from skillful management of its weight in financials and effective stock picking within the energy, consumer staples and health care sectors. On the negative side, the Large Cap Value Fund (BlackRock) and the Mid Cap Stock Fund (Wellington) both detracted from performance as they lagged their respective benchmarks. Core Equity Fund (Legg Mason), which was removed from the Portfolio in December 2008, also underperformed its benchmark index.

Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

6     Lifecycle 2040 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index. The table below shows the hypothetical $10,000 investment for the other classes of the Portfolio during the same period.

	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending value	$8,292	$8,295	$8,374	$8,442	$8,439

Index[2]	7,900	7,900	7,900	7,900	7,900

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–20.49%	–16.54%	–16.52%	–16.28%	–16.05%	–16.09%

Average annual returns — Since inception	–7.85%	–6.38%	–6.36%	–6.05%	–5.78%	–5.79%

Cumulative total returns — 1 year	–20.49%	–16.54%	–16.52%	–16.28%	–16.05%	–16.09%

Cumulative total returns — Since inception	–20.73%	–17.08%	–17.05%	–16.26%	–15.58%	–15.61%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charge is not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.41%, Class R1 — 1.56%, Class R3 — 1.46%, Class R4 — 1.21%, Class R5 — 0.91%, Class 1 — 0.96%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.91%, Class R1 — 10.24%, Class R3 — 6.24%, Class R4 — 12.44%, Class R5 — 8.71%, Class 1 — 0.98%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charge is not applicable for these classes.

[2]	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Annual report | Lifecycle 2040 Portfolio     7

John Hancock
Lifecycle 2035 Portfolio Aggressive Portfolio

Recently, Class R shares converted to Class R1 shares and Classes B, C, and R2 shares converted to Class A shares.

Goal and strategy

To seek high total return until the fund’s target retirement date. Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2035.

Asset Allocation

Equity	% of Total

U.S. Large Cap	43%

U.S. Mid Cap	12%

U.S. Small Cap	7%

Emerging Markets	6%

International Large Cap	16%

International Small Cap	3%

Large Blend	3%

Natural Resources	3%

Small Growth	1%

Small Value	1%

Fixed Income	% of Total

High Yield Bond	1%

Intermediate Bond	1%

U.S. Government & Agency	1%

Multi-Sector Bond	1%

Bank Loan	1%

As a percentage of net assets on August 31, 2009.

Portfolio results

For the 12 months ended August 31, 2009, John Hancock Lifecycle 2035 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned –16.39%, –16.50%, –16.47%, –16.24%, –16.01% and –16.02%, respectively, at net asset value. In comparison, the Portfolio’s benchmark index, the Standard & Poor’s 500 Index, returned –18.25% and the average target-date 2031–2035 portfolio returned –15.17%, according to Morningstar, Inc. over the same period.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades. However, in early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down. Bonds fared better, mostly generating positive results.

Although the Portfolio posted negative absolute results, it outperformed its benchmark S&P 500 Index. This outperformance was due to allocations to emerging-market equities, international large-cap equities, and international small-cap equities, all of which outperformed the S&P 500 Index. Conversely, allocations to global natural resources, U.S. mid-cap equities and U.S. small-cap equities hampered relative performance.

Among equity asset classes, our manager selections proved fruitful. In particular, we experienced strong positive contribution from the Emerging Markets Value Fund (DFA), which outperformed the MSCI Emerging Markets Index due to the fund’s value bias and small-cap holdings. The Alpha Opportunities Fund (Wellington), which was added to the Portfolio in December 2008, also contributed positively, benefiting from skillful management of its weight in financials and effective stock picking within the energy, consumer staples and health care sectors. On the negative side, the Large Cap Value Fund (BlackRock) and the Mid Cap Stock Fund (Wellington) detracted from performance as both lagged their respective benchmarks. Core Equity Fund (Legg Mason), which was removed from the Portfolio in December 2008, also underperformed its benchmark index.

Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

8     Lifecycle 2035 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index. The table below shows the hypothetical $10,000 investment for the other classes of the Portfolio during the same period.

	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending value	$8,289	$8,302	$8,371	$8,440	$8,448

Index[2]	7,900	7,900	7,900	7,900	7,900

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–20.60%	–16.50%	–16.47%	–16.24%	–16.01%	–16.02%

Average annual returns — Since inception	–7.89%	–6.39%	–6.33%	–6.06%	–5.79%	–5.76%

Cumulative total returns — 1 year	–20.60%	–16.50%	–16.47%	–16.24%	–16.01%	–16.02%

Cumulative total returns — Since inception	–20.85%	–17.11%	–16.98%	–16.29%	–15.60%	–15.52%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charge is not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.40%, Class R1 — 1.56%, Class R3 — 1.51%, Class R4 — 1.21%, Class R5 — 0.91%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.56%, Class R1 — 11.16%, Class R3 — 10.70%, Class R4 — 11.78%, Class R5 — 11.83%. The net expenses equal the gross expenses and are as follows: Class 1 — 0.95%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charge is not applicable for these classes.

[2]	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Annual report | Lifecycle 2035 Portfolio     9

John Hancock
Lifecycle 2030 Portfolio

Recently, Class R shares converted to Class R1 shares and Classes B, C, and R2 shares converted to Class A shares.

Goal and strategy

To seek high total return until the fund’s target retirement date. Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2030.

Asset Allocation

Equity	% of Total

U.S. Large Cap	42%

U.S. Mid Cap	12%

U.S. Small Cap	7%

Emerging Markets	6%

International Large Cap	15%

International Small Cap	3%

Large Blend	3%

Natural Resources	3%

Real Estate	1%

Small Growth	1%

Small Value	1%

Fixed Income	% of Total

Intermediate Bond	2%

High Yield Bond	1%

U.S. Government & Agency	1%

Bank Loan	1%

Multi-Sector Bond	1%

As a percentage of net assets on August 31, 2009.

Portfolio results

For the 12 months ended August 31, 2009, John Hancock Lifecycle 2030 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned –16.36%, –16.52%, –16.38%, –16.08%, –15.88% and –15.90%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –18.25%, the Barclays Capital U.S. Aggregate Bond Index returned 7.94% and the Fund’s blended benchmark — 90% S&P 500 Index/10% Barclays Capital U.S. Aggregate Bond Index — returned –15.62% over the same period. At the same time, the average target-date 2026–2030 portfolio returned –13.97%, according to Morningstar, Inc.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades. However, in early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down. Bonds fared better, mostly generating positive results.

Although the Portfolio posted negative absolute results, it benefited from allocations to emerging-market equities, international large-cap equities and international small-cap equities, all of which outperformed the S&P 500 Index. Conversely, global natural resources, U.S. mid-cap equities and U.S. small-cap equities hampered relative performance.

Among equity asset classes, our manager selections detracted from results as several equity funds underperformed their respective benchmark indexes. Among the laggards were the Large Cap Value Fund (BlackRock), the Mid Cap Stock Fund (Wellington) and the Core Equity Fund (Legg Mason), which was removed from the Portfolio in December 2008.

In contrast, we experienced strong positive contribution from the Emerging Markets Value Fund (DFA), which outperformed the MSCI Emerging Markets Index due to the fund’s value bias and small cap holdings. The Alpha Opportunities Fund (Wellington), which was added to the Portfolio in December 2008, also contributed positively, benefiting from skillful management of its weight in financials and effective stock picking within the energy, consumer staples and health care sectors.

Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

10     Lifecycle 2030 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended Index. The table below shows the hypothetical $10,000 investment for the other classes of the Portfolio during the same period.

	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending value	$8,253	$8,277	$8,349	$8,412	$8,411

Index[2,3]	8,264	8,264	8,264	8,264	8,264

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–20.51%	–16.52%	–16.38%	–16.08%	–15.88%	–15.90%

Average annual returns — Since inception	–7.94%	–6.53%	–6.43%	–6.15%	–5.90%	–5.90%

Cumulative total returns — 1 year	–20.51%	–16.52%	–16.38%	–16.08%	–15.88%	–15.90%

Cumulative total returns — Since inception	–20.96%	–17.47%	–17.23%	–16.51%	–15.88%	–15.89%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charge is not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.39%, Class R1 — 1.56%, Class R3 — 1.51%, Class R4 — 1.21%, Class R5 — 0.91%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.09%, Class R1 — 9.16%, Class R3 — 5.00%, Class R4 — 15.59%, Class R5 — 6.94%. The net expenses equal the gross expenses and are as follows: Class 1 — 0.94%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charge is not applicable for these classes.

[2]

A blended index is used combining 90% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 10% of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2030 Portfolio     11

John Hancock
Lifecycle 2025 Portfolio

Recently, Class R shares converted to Class R1 shares and Classes B, C, and R2 shares converted to Class A shares.

Goal and strategy

To seek high total return until the fund’s target retirement date. Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2025.

Asset Allocation

Equity	% of Total

U.S. Large Cap	42%

U.S. Mid Cap	11%

U.S. Small Cap	6%

Emerging Markets	6%

International Large Cap	13%

Large Blend	3%

Natural Resources	2%

International Small Cap	2%

Real Estate	1%

Small Growth	1%

Small Value	1%

Fixed Income	% of Total

High Yield Bond	3%

U.S. Government & Agency	2%

Intermediate Bond	2%

Bank Loan	2%

Multi-Sector Bond	2%

Global Bond	1%

As a percentage of net assets on August 31, 2009.

Portfolio results

For the 12 months ended August 31, 2009, John Hancock Lifecycle 2025 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned –14.74%, –15.01%, –14.87%, –14.68%, –14.38% and –14.37%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –18.25%, the Barclays Capital U.S. Aggregate Bond Index returned 7.94% and the Portfolio’s blended benchmark — 90% S&P 500 Index/10% Barclays Capital U.S. Aggregate Bond Index — returned –15.62% over the same period. At the same time, the average target-date 2021–2025 portfolio returned –13.36%, according to Morningstar, Inc.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades. However, in early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down. Bonds fared better, mostly generating positive results.

Although the Portfolio posted negative absolute results, it outperformed its blended benchmark index. This outperformance was due to allocations to emerging-market equities, international large-cap equities and international small-cap equities, all of which outperformed the S&P 500 Index. The Portfolio’s fixed-income assets also helped performance, as fixed-income securities overall posted positive results for the year.

Conversely, allocations to real estate (both global and U.S.), global natural resources, U.S. mid-cap equities and U.S. small-cap equities hampered relative performance. Our allocation to high-yield bonds also hurt our Portfolio’s fixed-income results. While high-yield bonds rallied significantly in 2009, it was not enough to overcome the severe damage caused in the latter half of 2008. On a positive note, we added a position in floating-rate loans in February 2009. Because spreads were at exceptionally attractive levels at that time, this allocation positively contributed to relative performance.

Manager selection detracted from performance in both the equity and fixed-income segments, as several of the funds underperformed their respective benchmarks. Among the equity laggards were the Large Cap Value Fund (BlackRock), the Mid Cap Stock Fund (Wellington) and the Core Equity Fund (Legg Mason), which was removed from the Portfolio in December 2008. Within fixed income, the High Income Fund (MFC Global U.S.) and the High Yield Fund (WAMCO) weighed on fixed-income results.

Conversely, we experienced a strong positive contribution from the Emerging Markets Value Fund (DFA), which outperformed the MSCI Emerging Markets Index due to the fund’s value bias and small-cap holdings. The Alpha Opportunities Fund (Wellington), which was added to the Portfolio in December 2008, also contributed positively, benefiting from skillful management of its weight in financials and effective stock picking within the energy, consumer staples and health care sectors.

Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

12     Lifecycle 2025 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated.

For comparison, we’ve shown the same investment in a blended index. The table below shows the hypothetical $10,000 investment for the other classes of the Portfolio during the same period.

	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending value	$8,395	$8,419	$8,482	$8,555	$8,566

Index[2,3]	8,264	8,264	8,264	8,264	8,264

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–18.97%	–15.01%	–14.87%	–14.68%	–14.38%	–14.37%

Average annual returns — Since inception	–7.34%	–5.96%	–5.87%	–5.63%	–5.34%	–5.30%

Cumulative total returns — 1 year	–18.97%	–15.01%	–14.87%	–14.68%	–14.38%	–14.37%

Cumulative total returns — Since inception	–19.49%	–16.05%	–15.81%	–15.18%	–14.45%	–14.34%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charge is not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

 The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.36%, Class R1 — 1.54%, Class R3 — 1.49%, Class R4 — 1.19%, Class R5 — 0.89%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.23%, Class R1 — 9.11%, Class R3 — 6.11%, Class R4 — 12.50%, Class R5 — 8.61%. The net expenses equal the gross expenses and are as follows: Class 1 — 0.93%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charge is not applicable for these classes.

[2]

A blended index is used combining 90% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 10% of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2025 Portfolio     13

John Hancock
Lifecycle 2020 Portfolio

Recently, Class R shares converted to Class R1 shares and Classes B, C, and R2 shares converted to Class A shares.

Goal and strategy

To seek high total return until the fund’s target retirement date. Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2020.

Asset Allocation

Equity	% of Total

U.S. Large Cap	44%

U.S. Mid Cap	9%

U.S. Small Cap	3%

Emerging Markets	5%

International Large Cap	10%

International Small Cap	1%

Large Blend	3%

Natural Resources	2%

Real Estate	2%

Fixed Income	% of Total

High Yield Bond	6%

U.S. Government & Agency	4%

Intermediate Bond	4%

Bank Loan	3%

Multi-Sector Bond	3%

Global Bond	1%

As a percentage of net assets on August 31, 2009.

Portfolio results

For the 12 months ended August 31, 2009, John Hancock Lifecycle 2020 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned –12.75%, –13.00%, –12.97%, –12.68%, –12.38% and –12.38%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –18.25%, the Barclays Capital U.S. Aggregate Bond Index returned 7.94% and the Portfolio’s blended benchmark — 80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index — returned –13.01% over the same period. At the same time, the average target-date 2016–2020 portfolio returned –10.42%, according to Morningstar, Inc.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades. However, in early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down. Bonds fared better, mostly generating positive results.

Although the Portfolio posted negative absolute results, it outperformed its blended benchmark index. This outperformance was due to allocations to emerging-market equities, international large-cap equities and international small-cap equities, all of which outperformed the S&P 500 Index. The Portfolio’s fixed-income assets also helped performance, as fixed-income securities overall posted positive results for the year.

Conversely, allocations to U.S. real estate, global natural resources, U.S. mid-cap equities and U.S. small-cap equities hampered relative performance. Our allocation to high-yield bonds also detracted from the Portfolio’s fixed-income results. While high-yield bonds rallied significantly in 2009, it was not enough to overcome the severe damage caused in the latter half of 2008. On a positive note, we increased our position in floating-rate loans in February 2009. Because spreads were at exceptionally attractive levels at that time, this allocation positively contributed to relative performance.

Manager selection detracted from performance in both the equity and fixed-income segments as several of the funds underperformed their respective benchmark indexes. Among the equity laggards were the Large Cap Value Fund (BlackRock), the Mid Cap Stock Fund (Wellington) and the Core Equity Fund (Legg Mason), which was removed from the Portfolio in December 2008. On the fixed-income side, the High Income Fund (MFC Global U.S.) and the High Yield Fund (WAMCO) weighed on fixed-income results as they both lagged the Merrill Lynch High Yield Master II Index.

In contrast, we experienced strong positive contribution from the Emerging Markets Value Fund (DFA), which outperformed the MSCI Emerging Markets Index due to the fund’s value bias and small-cap holdings. The Alpha Opportunities Fund (Wellington), which was added to the Portfolio in December 2008, also contributed positively, ben-efiting from skillful management of its weight in financials and effective stock picking within the energy, consumer staples and health care sectors. Within fixed income, the Total Return Fund (PIMCO) positively contributed to relative performance due to its yield curve positioning and exposure to agency bonds.

Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

14     Lifecycle 2020 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index. The table below shows the hypothetical $10,000 investment for the other classes of the Portfolio during the same period.

	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending value	$8,668	$8,682	$8,756	$8,830	$8,841

Index[2,3]	8,640	8,640	8,640	8,640	8,640

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–17.13%	–13.00%	–12.97%	–12.68%	–12.38%	–12.38%

Average annual returns — Since inception	–6.34%	–4.90%	–4.85%	–4.57%	–4.28%	–4.24%

Cumulative total returns — 1 year	–17.13%	–13.00%	–12.97%	–12.68%	–12.38%	–12.38%

Cumulative total returns — Since inception	–16.99%	–13.32%	–13.18%	–12.44%	–11.70%	–11.59%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charge is not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

 The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.34%, Class R1 — 1.52%, Class R3 — 1.47%, Class R4 — 1.17%, Class R5 — 0.87%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.87%, Class R1 — 10.43%, Class R3 — 4.69%, Class R4 — 14.59%, Class R5 — 7.18%. The net expenses equal the gross expenses and are as follows: Class 1 — 0.89%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluc-tuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charge is not applicable for these classes.

[2]

A blended index is used combining 80% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 20% of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2020 Portfolio     15

John Hancock
Lifecycle 2015 Portfolio

Recently, Class R shares converted to Class R1 shares and Classes B, C, and R2 shares converted to Class A shares.

Goal and strategy

To seek high total return until the fund’s target retirement date. Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2015.

Asset Allocation

Equity	% of Total

U.S. Large Cap	38%

U.S. Mid Cap	6%

U.S. Small Cap	3%

Emerging Markets	4%

International Large Cap	8%

Large Blend	3%

Real Estate	2%

Natural Resources	2%

International Small Cap	1%

Fixed Income	% of Total

High Yield Bond	9%

Intermediate Bond	8%

Multi-Sector Bond	6%

U.S. Government & Agency	4%

Bank Loan	4%

Global Bond	2%

As a percentage of net assets on August 31, 2009.

Portfolio results

For the 12 months ended August 31, 2009, John Hancock Lifecycle 2015 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned –10.91%, –11.15%, –11.12%, –10.83%, –10.53% and –10.54%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –18.25%, the Barclays Capital U.S. Aggregate Bond Index returned 7.94% and the Portfolio’s blended benchmark —70% S&P 500 Index/30% Barclays Capital U.S. Bond Aggregate Index — returned –10.38% over the same period. At the same time, the average target-date 2011–2015 portfolio returned –9.83%, according to Morningstar, Inc.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades. However, in early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down. Bonds fared better, mostly generating positive results.

Although the Portfolio posted negative absolute results, the Portfolio’s performance was helped by allocations to emerging-market equities, international large-cap equities and international small-cap equities, all of which outperformed the S&P 500 Index. The Portfolio’s fixed-income assets also helped performance, as fixed-income securities overall posted positive returns for the year.

Conversely, allocations to real estate (both global and U.S.), global natural resources and U.S. mid-cap equities hampered relative performance. In fixed income, our allocation to high-yield bonds detracted from fixed-income results. While high-yield bonds rallied significantly in 2009, it was not enough to overcome the severe damage caused in the latter half of 2008. On a positive note, we increased our position in floating-rate loans in February 2009. Because spreads were at exceptionally attractive levels at that time, this allocation positively contributed to relative performance.

Manager selection detracted from performance in both equities and fixed income, as several funds underperformed their respective benchmarks. Among the equity laggards were the Large Cap Value Fund (BlackRock), the Mid Cap Stock Fund (Wellington) and the Core Equity Fund (Legg Mason), which was removed from the Portfolio in December 2008. In fixed-income, the High Income Fund (MFC Global U.S.) and the High Yield Fund (WAMCO) weighed on fixed-income results as they both lagged the Merrill Lynch High Yield Master II Index.

In contrast we experienced strong positive contribution from the Emerging Markets Value Fund (DFA), which outperformed the MSCI Emerging Markets Index due to the fund’s value bias and small-cap holdings. The Alpha Opportunities Fund (Wellington), which was added to the Portfolio in December 2008, also contributed positively, benefiting from skillful management of its weight in financials and effective stock picking within the energy, consumer staples and health care sectors. Within fixed-income, the Total Return Fund (PIMCO) positively contributed to relative performance due to its yield curve positioning and exposure to agency bonds. Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

16     Lifecycle 2015 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index. The table below shows the hypothetical $10,000 investment for the other classes of the Portfolio during the same period.

	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending value	$8,891	$8,904	$8,980	$9,055	$9,065

Index[2,3]	9,025	9,025	9,025	9,025	9,025

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–15.37%	–11.15%	–11.12%	–10.83%	–10.53%	–10.54%

Average annual returns — Since inception	–5.50%	–4.05%	–4.00%	–3.71%	–3.43%	–3.39%

Cumulative total returns — 1 year	–15.37%	–11.15%	–11.12%	–10.83%	–10.53%	–10.54%

Cumulative total returns — Since inception	–14.87%	–11.09%	–10.96%	–10.20%	–9.45%	–9.35%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charge is not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

 The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.36%, Class R1 — 1.53%, Class R3 — 1.48%, Class R4 — 1.18%, Class R5 — 0.88%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.16%, Class R1 — 9.57%, Class R3 — 6.93%, Class R4 — 13.37%, Class R5 — 5.82%. The net expenses equal the gross expenses and are as follows: Class 1 — 0.91%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements. The returns reflect past results and should not be considered indicative of future performance.

 The return and principal value of an investment will fluc-tuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charge is not applicable for these classes.

[2]

A blended index is used combining 70% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 30% of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2015 Portfolio     17

John Hancock
Lifecycle 2010 Portfolio

Recently, Class R shares converted to Class R1 shares and Classes B, C, and R2 shares converted to Class A shares.

Goal and strategy

To seek high total return until the fund’s target retirement date. Under normal market conditions, the fund invests substantially all of its assets in underlying funds using an asset allocation strategy designed for investors expected to retire in 2010.

Asset Allocation

Equity	% of Total

U.S. Large Cap	35%

U.S. Mid Cap	3%

U.S. Small Cap	3%

International Large Cap	6%

Emerging Markets	3%

Real Estate	3%

Natural Resources	2%

Large Blend	1%

Fixed Income	% of Total

Intermediate Bond	13%

High Yield Bond	11%

Multi-Sector Bond	9%

Bank Loan	4%

U.S. Government & Agency	4%

Global Bond	3%

As a percentage of net assets on August 31, 2009.

Portfolio results

For the 12 months ended August 31, 2009, John Hancock Lifecycle 2010 Portfolio’s Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned –8.53%, –8.82%, –8.69%, –8.40%, –8.11% and –8.15%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned –18.25%, the Barclays Capital U.S. Aggregate Bond Index returned 7.94% and the Portfolio’s blended benchmark — 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Bond Index — returned –7.75% over the same period. At the same time, the average target-date 2000–2010 portfolio returned –6.81%, according to Morningstar, Inc.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades. However, in early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down. Bonds fared better, mostly generating positive results.

Although the Portfolio posted negative absolute results, it benefited from allocations to emerging-market equities, international large-cap equities and international small-cap equities, all of which outperformed the S&P 500 Index. The Portfolio’s fixed-income assets also helped performance, as fixed-income securities overall posted positive returns for the year.

Conversely, allocations to real estate (both global and U.S.) and global natural resources hampered relative performance. Our allocation to high-yield bonds also dampened fixed-income results. While high-yield bonds rallied significantly in 2009, it was not enough to overcome the severe damage caused in the latter half of 2008. On a positive note, we increased our position in floating-rate loans in February 2009. Because spreads were at exceptionally attractive levels at that time, this allocation positively contributed to relative performance.

Manager selection detracted from results in both equity and fixed-income categories, as some funds underperformed their respective benchmark indexes. Among the equity laggards were the Large Cap Value Fund (BlackRock) and the Core Equity Fund (Legg Mason), which was removed from the Portfolio in December 2008. In fixed income, the High Income Fund (MFC Global U.S.) and the High Yield Fund (WAMCO) weighed on fixed-income results as they both lagged the Merrill Lynch High Yield Master II Index.

In contrast, a strong positive contribution came from the Emerging Markets Value Fund (DFA), which outperformed the MSCI Emerging Markets Index due to the fund’s value bias and small-cap holdings. The Alpha Opportunities Fund (Wellington), which was added to the Portfolio in December 2008, also contributed positively, ben-efiting from skillful management of its weight in financials and effective stock picking within the energy, consumer staples and health care sectors. On the fixed-income side, the Total Return Fund (PIMCO) positively contributed to relative performance due to its yield curve positioning and exposure to agency bonds.

Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

[1]	Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect its own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

18     Lifecycle 2010 Portfolio | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index. The table below shows the hypothetical $10,000 investment for the other classes of the Portfolio during the same period.

	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Ending value	$9,143	$9,167	$9,243	$9,319	$9,325

Index[2,3]	9,411	9,411	9,411	9,411	9,411

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]

Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06

Average annual returns — 1 year	–13.10%	–8.82%	–8.69%	–8.40%	–8.11%	–8.15%

Average annual returns — Since inception	–4.59%	–3.10%	–3.01%	–2.73%	–2.45%	–2.43%

Cumulative total returns — 1 year	–13.10%	–8.82%	–8.69%	–8.40%	–8.11%	–8.15%

Cumulative total returns — Since inception	–12.51%	–8.57%	–8.33%	–7.57%	–6.81%	–6.75%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%. Sales charge is not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

 The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.36%, Class R1 — 1.51%, Class R3 — 1.46%, Class R4 — 1.16%, Class R5 — 0.86%, Class 1 — 0.91%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.32%, Class R1 — 15.63%, Class R3 — 4.66%, Class R4 — 13.09%, Class R5 — 11.01%, Class 1 — 0.92%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluc-tuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

[1]	For certain types of investors as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charge is not applicable for these classes.

[2]

A blended index is used combining 60% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 40% of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

[3]	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

Annual report | Lifecycle 2010 Portfolio     19

Your expenses

As a shareholder of John Hancock Funds II Lifecycle Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2009 through August 31, 2009).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20     Lifecycle Portfolios | Annual report

Shareholder expense example chart

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-09	8-31-09	3-1-09–8-31-09	Expense Ratio[2]

Lifecycle 2045 Portfolio

Class A	Actual	$1,000.00	$1,461.40	$3.85	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%

Class R1	Actual	1,000.00	1,459.50	4.90	0.79%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%

Class R3	Actual	1,000.00	1,461.40	4.33	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%

Class R4	Actual	1,000.00	1,465.20	2.73	0.44%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.24	0.44%

Class R5	Actual	1,000.00	1,466.20	0.87	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%

Class 1	Actual	1,000.00	1,466.20	1.12	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.92	0.18%

Lifecycle 2040 Portfolio

Class A	Actual	$1,000.00	$1,463.30	$3.85	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%

Class R1	Actual	1,000.00	1,461.40	4.90	0.79%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%

Class R3	Actual	1,000.00	1,462.30	4.34	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%

Class R4	Actual	1,000.00	1,465.20	2.73	0.44%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.24	0.44%

Class R5	Actual	1,000.00	1,466.20	0.87	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%

Class 1	Actual	1,000.00	1,464.30	1.12	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.92	0.18%

Lifecycle 2035 Portfolio

Class A	Actual	$1,000.00	$1,461.50	$3.85	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%

Class R1	Actual	1,000.00	1,461.50	4.84	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%

Class R3	Actual	1,000.00	1,461.50	4.53	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

Class R4	Actual	1,000.00	1,465.30	2.67	0.43%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.19	0.43%

Class R5	Actual	1,000.00	1,466.30	0.81	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%

Class 1	Actual	1,000.00	1,466.30	1.06	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%

Annual report | Lifecycle Portfolios     21

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-09	8-31-09	3-1-09–8-31-09	Expense Ratio[2]

Lifecycle 2030 Portfolio

Class A	Actual	$1,000.00	$1,458.60	$3.78	0.61%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%

Class R1	Actual	1,000.00	1,457.60	4.83	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%

Class R3	Actual	1,000.00	1,459.50	4.53	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

Class R4	Actual	1,000.00	1,461.40	2.61	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%

Class R5	Actual	1,000.00	1,464.20	0.81	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%

Class 1	Actual	1,000.00	1,462.30	0.99	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%

Lifecycle 2025 Portfolio

Class A	Actual	$1,000.00	$1,446.70	$3.76	0.61%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%

Class R1	Actual	1,000.00	1,443.80	4.80	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%

Class R3	Actual	1,000.00	1,445.70	4.44	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%

Class R4	Actual	1,000.00	1,445.70	2.59	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%

Class R5	Actual	1,000.00	1,450.20	0.74	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%

Class 1	Actual	1,000.00	1,450.20	0.99	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%

Lifecycle 2020 Portfolio

Class A	Actual	$1,000.00	$1,421.50	$3.72	0.61%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%

Class R1	Actual	1,000.00	1,420.50	4.76	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%

Class R3	Actual	1,000.00	1,420.50	4.39	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%

Class R4	Actual	1,000.00	1,422.30	2.56	0.42%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%

Class R5	Actual	1,000.00	1,424.00	0.73	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%

Class 1	Actual	1,000.00	1,424.00	0.98	0.16%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%

22     Lifecycle Portfolios | Annual report

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		3-1-09	8-31-09	3-1-09–8-31-09	Expense Ratio[2]

Lifecycle 2015 Portfolio

Class A	Actual	$1,000.00	$1,384.70	$3.73	0.62%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%

Class R1	Actual	1,000.00	1,383.70	4.69	0.78%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%

Class R3	Actual	1,000.00	1,383.70	4.39	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

Class R4	Actual	1,000.00	1,385.40	2.59	0.43%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.19	0.43%

Class R5	Actual	1,000.00	1,387.10	0.78	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%

Class 1	Actual	1,000.00	1,387.10	1.02	0.17%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%

Lifecycle 2010 Portfolio

Class A	Actual	$1,000.00	$1,347.30	$3.73	0.63%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%

Class R1	Actual	1,000.00	1,346.20	4.73	0.80%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%

Class R3	Actual	1,000.00	1,347.80	4.44	0.75%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%

Class R4	Actual	1,000.00	1,349.40	2.66	0.45%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%

Class R5	Actual	1,000.00	1,351.00	0.89	0.15%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.77	0.15%

Class 1	Actual	1,000.00	1,351.00	1.13	0.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.97	0.19%

[1]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).

[2]

Lifecycle Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle
	2045	2040	2035	2030	2025	2020	2015	2010
8/31/09	0.49%–1.31%	0.49%–1.31%	0.49%–1.31%	0.49%–1.31%	0.49%–1.31%	0.49%–1.25%	0.49%–1.18%	0.49%–1.09%

Annual report | Lifecycle Portfolios     23

Portfolio’s investments

F I N A N C I A L  S T A T E M E N T S

Investment companies

Underlying Funds’ Investment Managers
AIM Capital Management, Inc.	(AIM)
American Century Management, Inc.	(American Century)
BlackRock Investment Management, LLC	(BlackRock)
(formerly Mercury Advisors)
Columbia Management Advisors, LLC	(Columbia)
Davis Advisors	(Davis)
Declaration Management/	(Declaration)
John Hancock Advisers
Deutsche Asset Management	(Deutsche)
Dimensional Fund Advisors, Inc.	(DFA)
Franklin®Templeton®	(Templeton)
Frontier Capital Management Company	(Frontier)
Grantham, Mayo, Van Otterloo & Co.	(GMO)
Jennison Associates LLC	(Jennison)
Marsico Capital Management, LLC	(Marsico)
MFC Global Investment Management (U.S.A.) Limited	(MFC Global U.S.A.)
MFC Global Investment Management (U.S.), LLC	(MFC Global U.S.)
Pacific Investment Management Company	(PIMCO)
Perimeter Capital Management, LLC	(Perimeter)
RiverSource Investments, LLC	(RiverSource)
SSgA Funds Management, Inc.	(SSgA)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Van Kampen	(Van Kampen)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)
Western Asset Management Company	(WAMCO)

Lifecycle 2045 Portfolio

Securities owned by the Portfolio on 8-31-09

Issuer	Shares	Value

Investment companies 100.03%
John Hancock Funds (g) 0.74%

Small Cap Intrinsic Value (MFC Global U.S.) (f)	161,036	$1,442,884
John Hancock Funds II (g) 97.35%

Alpha Opportunities (Wellington)	530,960	5,771,538
Blue Chip Growth (T. Rowe Price)	586,162	9,138,269
Capital Appreciation (Jennison)	978,227	8,657,308
Emerging Markets Value (DFA)	1,333,359	12,120,231
Floating Rate Income (WAMCO)	168,767	1,539,152
Fundamental Value (Davis)	547,881	6,733,462
High Yield (WAMCO)	314,196	2,501,000
Index 500 (MFC Global U.S.A.) (f)	5,937,952	45,306,577
International Equity Index (SSgA)	1,273,691	19,754,954
International Opportunities (Marsico)	305,372	3,655,308
International Small Cap (Templeton)	267,991	3,253,405
International Small Company (DFA)	455,972	3,241,958
International Value (Templeton)	292,564	3,791,631
Large Cap Value (BlackRock)	420,054	6,733,462
Mid Cap Index (MFC Global U.S.A.) (f)	529,620	7,695,385
Mid Cap Stock (Wellington)	462,834	5,771,538
Mid Cap Value Equity (RiverSource)	255,579	1,886,176
Mid Value (T. Rowe Price)	320,641	4,040,077
Natural Resources (Wellington)	306,938	5,386,769
Real Return Bond (PIMCO)	160,454	1,923,846
Small Cap Growth (Wellington)	381,105	3,193,662
Small Cap Index (MFC Global U.S.A.) (f)	428,387	4,232,462
Small Cap Value (Wellington)	153,908	1,923,846
Small Company Growth (AIM)	202,297	1,923,846
Small Company Value (T. Rowe Price)	156,331	3,078,154
Smaller Company Growth (Frontier/MFC Global U.S.A./Perimeter) (f)	185,342	1,923,846
Strategic Bond (WAMCO)	149,931	1,539,792
Total Bond Market (Declaration) (f)	203,576	2,121,259
Value & Restructuring (Columbia)	774,852	6,733,462
Value (Van Kampen)	185,699	1,442,885
Vista (American Century)	442,428	2,981,962
		189,997,222
John Hancock Funds III (g) 1.94%

International Core (GMO)	141,232	3,792,072

Total investment companies (Cost $189,004,161)		$195,232,178
Total investments (Cost $189,004,161) 100.03%		$195,232,178
Other assets and liabilities, net (0.03)%		(49,818)

Total net assets 100.00%		$195,182,360

Percentages are stated as a percent of net assets.

24 Lifecycle Portfolios | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Lifecycle 2040 Portfolio

Securities owned by the Portfolio on 8-31-09

Issuer	Shares	Value

Investment companies 100.03%
John Hancock Funds (g) 0.74%

Small Cap Intrinsic Value (MFC Global U.S.) (f)	168,035	$1,505,590
John Hancock Funds II (g) 97.32%

Alpha Opportunities (Wellington)	554,035	6,022,362
Blue Chip Growth (T. Rowe Price)	611,636	9,535,407
Capital Appreciation (Jennison)	1,020,739	9,033,544
Emerging Markets Value (DFA)	1,391,305	12,646,961
Floating Rate Income (WAMCO)	176,092	1,605,963
Fundamental Value (Davis)	571,692	7,026,090
High Yield (WAMCO)	327,851	2,609,690
Index 500 (MFC Global U.S.A.) (f)	6,224,685	47,494,350
International Equity Index (SSgA)	1,342,896	20,828,309
International Opportunities (Marsico)	318,644	3,814,163
International Small Cap (Templeton)	268,182	3,255,731
International Small Company (DFA)	425,054	3,022,136
International Value (Templeton)	309,551	4,011,781
Large Cap Value (BlackRock)	438,309	7,026,089
Mid Cap Index (MFC Global U.S.A.) (f)	552,637	8,029,817
Mid Cap Stock (Wellington)	482,948	6,022,362
Mid Cap Value Equity (RiverSource)	272,465	2,010,788
Mid Value (T. Rowe Price)	337,204	4,248,768
Natural Resources (Wellington)	320,278	5,620,872
Real Return Bond (PIMCO)	167,427	2,007,454
Small Cap Growth (Wellington)	412,836	3,459,567
Small Cap Index (MFC Global U.S.A.) (f)	454,668	4,492,117
Small Cap Value (Wellington)	160,596	2,007,454
Small Company Growth (AIM)	211,089	2,007,454
Small Company Value (T. Rowe Price)	169,336	3,334,220
Smaller Company Growth (Frontier/MFC
Global U.S.A./Perimeter) (f)	193,396	2,007,454
Strategic Bond (WAMCO)	156,374	1,605,963
Total Bond Market (Declaration) (f)	212,287	2,212,032
Value & Restructuring (Columbia)	808,526	7,026,089
Value (Van Kampen)	212,812	1,653,553
Vista (American Century)	461,655	3,111,554
		198,790,094
John Hancock Funds III (g) 1.97%

International Core (GMO)	149,898	4,024,774
Total investment companies (Cost $203,121,704)		$204,320,458
Total investments (Cost $203,121,704) 100.03%		$204,320,458
Other assets and liabilities, net (0.03)%		(60,264)

Total net assets 100.00%		$204,260,194

Percentages are stated as a percent of net assets.

Lifecycle 2035 Portfolio

Securities owned by the Portfolio on 8-31-09

Issuer	Shares	Value

Investment companies 100.02%
John Hancock Funds (g) 0.73%

Small Cap Intrinsic Value (MFC Global U.S.) (f)	230,395	$2,064,337
John Hancock Funds II (g) 97.34%

Alpha Opportunities (Wellington)	759,646	8,257,347
Blue Chip Growth (T. Rowe Price)	838,623	13,074,133
Capital Appreciation (Jennison)	1,400,860	12,397,613
Emerging Markets Value (DFA)	1,907,638	17,340,429
Floating Rate Income (WAMCO)	241,999	2,207,030
Fundamental Value (Davis)	783,854	9,633,571
High Yield (WAMCO)	450,304	3,584,421
Index 500 (MFC Global U.S.A.) (f)	8,495,436	64,820,174
International Equity Index (SSgA)	1,839,388	28,528,908
International Opportunities (Marsico)	436,897	5,229,653
International Small Cap (Templeton)	379,097	4,602,236
International Small Company (DFA)	661,245	4,701,455
International Value (Templeton)	421,425	5,461,671
Large Cap Value (BlackRock)	600,971	9,633,571
Mid Cap Index (MFC Global U.S.A.) (f)	757,728	11,009,790
Mid Cap Stock (Wellington)	662,177	8,257,347
Mid Cap Value Equity (RiverSource)	376,351	2,777,473
Mid Value (T. Rowe Price)	463,448	5,839,439
Natural Resources (Wellington)	439,137	7,706,857
Real Return Bond (PIMCO)	229,962	2,757,247
Small Cap Growth (Wellington)	566,819	4,749,946
Small Cap Index (MFC Global U.S.A.) (f)	615,420	6,080,350
Small Cap Value (Wellington)	220,196	2,752,449
Small Company Growth (AIM)	289,427	2,752,449
Small Company Value (T. Rowe Price)	231,801	4,564,168
Smaller Company Growth (Frontier/MFC Global U.S.A./Perimeter) (f)	265,168	2,752,449
Strategic Bond (WAMCO)	214,990	2,207,947
Total Bond Market (Declaration) (f)	291,913	3,041,729
Value & Restructuring (Columbia)	1,109,900	9,645,035
Value (Van Kampen)	271,683	2,110,975
Vista (American Century)	632,982	4,266,296
		272,744,158
John Hancock Funds III (g) 1.95%

International Core (GMO)	203,350	5,459,958
Total investment companies (Cost $282,459,665)		$280,268,453
Total investments (Cost $282,459,665) 100.02%		$280,268,453
Other assets and liabilities, net (0.02)%		(61,746)

Total net assets 100.00%		$280,206,707

Percentages are stated as a percent of net assets.

See notes to financial statements	Annual report | Lifecycle Portfolios 25

F I N A N C I A L  S T A T E M E N T S

Lifecycle 2030 Portfolio

Securities owned by the Portfolio on 8-31-09

Issuer	Shares	Value

Investment companies 100.02%
John Hancock Funds (g) 0.85%

Small Cap Intrinsic Value (MFC Global U.S.) (f)	344,858	$3,089,924
John Hancock Funds II (g) 97.36%

Alpha Opportunities (Wellington)	982,804	10,683,079
Blue Chip Growth (T. Rowe Price)	1,084,982	16,914,875
Capital Appreciation (Jennison)	1,810,691	16,024,618
Emerging Markets Value (DFA)	2,468,038	22,434,466
Floating Rate Income (WAMCO)	394,056	3,593,794
Fundamental Value (Davis)	1,015,449	12,479,864
High Yield (WAMCO)	676,844	5,387,680
Index 500 (MFC Global U.S.A.) (f)	10,899,569	83,163,713
International Equity Index (SSgA)	2,340,689	36,304,093
International Opportunities (Marsico)	535,493	6,409,847
International Small Cap (Templeton)	449,968	5,462,617
International Small Company (DFA)	773,911	5,502,504
International Value (Templeton)	507,835	6,581,542
Large Cap Value (BlackRock)	777,517	12,463,592
Mid Cap Index (MFC Global U.S.A.) (f)	980,590	14,247,973
Mid Cap Stock (Wellington)	856,702	10,683,079
Mid Cap Value Equity (RiverSource)	484,824	3,578,001
Mid Value (T. Rowe Price)	603,049	7,598,415
Natural Resources (Wellington)	568,141	9,970,874
Real Return Bond (PIMCO)	359,478	4,310,144
Small Cap Growth (Wellington)	757,559	6,348,346
Small Cap Index (MFC Global U.S.A.) (f)	796,639	7,870,798
Small Cap Value (Wellington)	284,882	3,561,026
Small Company Growth (AIM)	374,535	3,561,824
Small Company Value (T. Rowe Price)	293,864	5,786,187
Smaller Company Growth (Frontier/MFC
Global U.S.A./Perimeter) (f)	343,066	3,561,026
Strategic Bond (WAMCO)	286,308	2,940,383
Total Bond Market (Declaration) (f)	518,545	5,403,237
Value & Restructuring (Columbia)	1,434,245	12,463,592
Value (Van Kampen)	358,322	2,784,163
Vista (American Century)	818,930	5,519,591
		353,594,943
John Hancock Funds III (g) 1.81%

International Core (GMO)	245,213	6,583,978
Total investment companies (Cost $367,660,714)		$363,268,845
Total investments (Cost $367,660,714) 100.02%		$363,268,845
Other assets and liabilities, net (0.02)%		(67,446)

Total net assets 100.00%		$363,201,399

Percentages are stated as a percent of net assets.

Lifecycle 2025 Portfolio

Securities owned by the Portfolio on 8-31-09

Issuer	Shares	Value

Investment companies 100.02%
John Hancock Funds (g) 0.77%

Small Cap Intrinsic Value (MFC Global U.S.) (f)	376,371	$3,372,282
John Hancock Funds II (g) 98.11%

Alpha Opportunities (Wellington)	1,190,302	12,938,588
Blue Chip Growth (T. Rowe Price)	1,261,344	19,664,347
Capital Appreciation (Jennison)	2,223,642	19,679,231
Emerging Markets Value (DFA)	2,656,989	24,152,031
Floating Rate Income (WAMCO)	834,342	7,609,196
Fundamental Value (Davis)	1,228,586	15,099,322
Global Bond (PIMCO)	264,336	3,275,123
Global Real Estate (Deutsche)	442,243	2,759,594
High Income (MFC Global U.S.) (f)	689,756	4,393,745
High Yield (WAMCO)	627,831	4,997,537
Index 500 (MFC Global U.S.A.) (f)	13,339,145	101,777,676
International Equity Index (SSgA)	2,844,203	44,113,584
International Opportunities (Marsico)	420,333	5,031,386
International Small Cap (Templeton)	432,641	5,252,264
International Small Company (DFA)	735,780	5,231,395
International Value (Templeton)	416,646	5,399,739
Large Cap Value (BlackRock)	908,042	14,555,912
Mid Cap Index (MFC Global U.S.A.) (f)	1,193,203	17,337,242
Mid Cap Stock (Wellington)	867,489	10,817,593
Mid Cap Value Equity (RiverSource)	498,419	3,678,334
Mid Value (T. Rowe Price)	599,758	7,556,948
Natural Resources (Wellington)	638,943	11,213,443
Real Estate Equity (T. Rowe Price)	272,022	1,455,320
Real Return Bond (PIMCO)	869,862	10,429,642
Small Cap Growth (Wellington)	786,618	6,591,862
Small Cap Index (MFC Global U.S.A.) (f)	654,787	6,469,294
Small Cap Value (Wellington)	276,023	3,450,290
Small Company Growth (AIM)	385,482	3,665,933
Small Company Value (T. Rowe Price)	304,203	5,989,754
Smaller Company Growth (Frontier/MFC
Global U.S.A./Perimeter) (f)	353,173	3,665,933
Spectrum Income (T. Rowe Price)	369,383	3,693,832
Strategic Bond (WAMCO)	190,600	1,957,464
Strategic Income (MFC Global U.S.) (f)	200,365	1,955,558
Total Bond Market (Declaration) (f)	711,036	7,408,994
Total Return (PIMCO)	155,759	2,179,073
U.S. High Yield Bond (Wells Capital)	370,476	4,349,389
Value & Restructuring (Columbia)	1,675,019	14,555,912
Value (Van Kampen)	373,475	2,901,899
Vista (American Century)	831,858	5,606,722
		432,861,101
John Hancock Funds III (g) 1.14%

International Core (GMO)	187,997	5,047,707
Total investment companies (Cost $446,674,091)		$441,281,090
Total investments (Cost $446,674,091) 100.02%		$441,281,090
Other assets and liabilities, net (0.02)%		(68,621)

Total net assets 100.00%		$441,212,469

Percentages are stated as a percent of net assets.

26 Lifecycle Portfolios | Annual report	See notes to financial statements

Lifecycle 2020 Portfolio

Securities owned by the Portfolio on 8-31-09

Issuer	Shares	Value

Investment companies 100.00%
John Hancock Funds (g) 0.60%

Small Cap Intrinsic Value (MFC Global U.S.) (f)	294,002	$2,634,254
John Hancock Funds II (g) 98.81%

Alpha Opportunities (Wellington)	1,184,764	12,878,389
Blue Chip Growth (T. Rowe Price)	1,383,628	21,570,753
Capital Appreciation (Jennison)	2,439,212	21,587,025
Emerging Markets Value (DFA)	2,219,598	20,176,142
Floating Rate Income (WAMCO)	1,539,120	14,036,771
Fundamental Value (Davis)	1,141,568	14,029,867
Global Bond (PIMCO)	350,089	4,337,600
Global Real Estate (Deutsche)	814,386	5,081,769
High Income (MFC Global U.S.) (f)	1,125,564	7,169,841
High Yield (WAMCO)	1,220,143	9,712,338
Index 500 (MFC Global U.S.A.) (f)	13,497,787	102,988,115
International Equity Index (SSgA)	2,305,443	35,757,417
International Opportunities (Marsico)	215,178	2,575,678
International Small Cap (Templeton)	255,031	3,096,072
International Small Company (DFA)	440,536	3,132,211
International Value (Templeton)	219,474	2,844,388
Large Cap Value (BlackRock)	990,851	15,883,346
Mid Cap Index (MFC Global U.S.A.) (f)	886,331	12,878,389
Mid Cap Stock (Wellington)	774,562	9,658,791
Mid Cap Value Equity (RiverSource)	378,092	2,790,318
Mid Value (T. Rowe Price)	498,228	6,277,668
Natural Resources (Wellington)	550,358	9,658,792
Real Estate Equity (T. Rowe Price)	676,496	3,619,255
Real Return Bond (PIMCO)	1,530,069	18,345,528
Small Cap Growth (Wellington)	486,483	4,076,725
Small Cap Index (MFC Global U.S.A.) (f)	521,392	5,151,355
Small Company Value (T. Rowe Price)	125,221	2,465,609
Spectrum Income (T. Rowe Price)	647,489	6,474,892
Strategic Bond (WAMCO)	321,455	3,301,341
Strategic Income (MFC Global U.S.) (f)	331,706	3,237,446
Total Bond Market (Declaration) (f)	872,459	9,091,023
Total Return (PIMCO)	587,923	8,225,047
U.S. High Yield Bond (Wells Capital)	597,994	7,020,446
Value & Restructuring (Columbia)	1,827,773	15,883,346
Value (Van Kampen)	311,884	2,423,338
Vista (American Century)	636,913	4,292,796
		431,729,827
John Hancock Funds III (g) 0.59%

International Core (GMO)	95,995	2,577,477
Total investment companies (Cost $439,236,250)		$436,941,558
Total investments (Cost $439,236,250) 100.00%		$436,941,558
Other assets and liabilities, net 0.00%		(14,305)

Total net assets 100.00%		$436,927,253

Percentages are stated as a percent of net assets.

Lifecycle 2015 Portfolio

Securities owned by the Portfolio on 8-31-09

Issuer	Shares	Value

Investment companies 100.00%
John Hancock Funds II (g) 98.98%

Alpha Opportunities (Wellington)	857,508	$9,321,108
Blue Chip Growth (T. Rowe Price)	723,690	11,282,324
Capital Appreciation (Jennison)	1,275,188	11,285,418
Emerging Markets Value (DFA)	1,327,483	12,066,825
Floating Rate Income (WAMCO)	1,350,995	12,321,072
Fundamental Value (Davis)	755,262	9,282,173
Global Bond (PIMCO)	454,991	5,637,342
Global Real Estate (Deutsche)	675,222	4,213,387
High Income (MFC Global U.S.) (f)	857,663	5,463,316
High Yield (WAMCO)	1,646,710	13,107,809
Index 500 (MFC Global U.S.A.) (f)	9,659,271	73,700,233
International Equity Index (SSgA)	1,008,651	15,644,174
International Opportunities (Marsico)	258,484	3,094,058
International Small Cap (Templeton)	131,806	1,600,128
International Small Company (DFA)	227,294	1,616,064
International Value (Templeton)	245,101	3,176,511
Large Cap Value (BlackRock)	482,542	7,735,144
Mid Cap Index (MFC Global U.S.A.) (f)	292,204	4,245,719
Mid Cap Stock (Wellington)	443,092	5,525,354
Mid Cap Value Equity (RiverSource)	230,587	1,701,732
Mid Value (T. Rowe Price)	288,087	3,629,895
Natural Resources (Wellington)	387,859	6,806,927
Real Estate Equity (T. Rowe Price)	537,319	2,874,654
Real Return Bond (PIMCO)	1,196,675	14,348,131
Small Cap Growth (Wellington)	264,924	2,220,060
Small Cap Index (MFC Global U.S.A.) (f)	477,582	4,718,514
Small Company Value (T. Rowe Price)	100,426	1,977,386
Spectrum Income (T. Rowe Price)	794,756	7,947,560
Strategic Bond (WAMCO)	541,871	5,565,015
Strategic Income (MFC Global U.S.) (f)	558,833	5,454,208
Total Bond Market (Declaration) (f)	1,851,170	19,289,195
Total Return (PIMCO)	424,495	5,938,691
U.S. High Yield Bond (Wells Capital)	717,668	8,425,418
Value & Restructuring (Columbia)	894,711	7,775,043
Value (Van Kampen)	197,593	1,535,301
Vista (American Century)	298,388	2,011,137
		312,537,026
John Hancock Funds III (g) 1.02%

International Core (GMO)	119,130	3,198,652
Total investment companies (Cost $319,100,304)		$315,735,678
Total investments (Cost $319,100,304) 100.00%		$315,735,678
Other assets and liabilities, net 0.00%		14,592

Total net assets 100.00%		$315,750,270

Percentages are stated as a percent of net assets.

See notes to financial statements	Annual report | Lifecycle Portfolios 27

F I N A N C I A L  S T A T E M E N T S

Lifecycle 2010 Portfolio

Securities owned by the Portfolio on 8-31-09

Issuer	Shares	Value

Investment companies 100.04%
John Hancock Funds II (g) 99.48%

Alpha Opportunities (Wellington)	180,289	$1,959,743
Blue Chip Growth (T. Rowe Price)	351,974	5,487,280
Capital Appreciation (Jennison)	620,376	5,490,324
Emerging Markets Value (DFA)	543,016	4,936,015
Floating Rate Income (WAMCO)	750,944	6,848,611
Fundamental Value (Davis)	256,528	3,152,733
Global Bond (PIMCO)	345,832	4,284,857
Global Real Estate (Deutsche)	321,289	2,004,844
High Income (MFC Global U.S.) (f)	637,219	4,059,085
High Yield (WAMCO)	892,820	7,106,846
Index 500 (MFC Global U.S.A.) (f)	4,459,808	34,028,337
International Equity Index (SSgA)	461,679	7,160,634
International Opportunities (Marsico)	76,140	911,400
International Value (Templeton)	67,309	872,323
Large Cap Value (BlackRock)	244,509	3,919,486
Mid Cap Index (MFC Global U.S.A.) (f)	307,499	4,467,955
Natural Resources (Wellington)	196,533	3,449,148
Real Estate Equity (T. Rowe Price)	329,682	1,763,797
Real Return Bond (PIMCO)	569,271	6,825,557
Small Cap Index (MFC Global U.S.A.) (f)	438,522	4,332,597
Spectrum Income (T. Rowe Price)	773,857	7,738,566
Strategic Bond (WAMCO)	307,856	3,161,677
Strategic Income (MFC Global U.S.) (f)	323,627	3,158,598
Total Bond Market (Declaration) (f)	1,679,303	17,498,340
Total Return (PIMCO)	181,138	2,534,124
U.S. High Yield Bond (Wells Capital)	565,478	6,638,711
Value & Restructuring (Columbia)	451,034	3,919,486
		157,711,074
John Hancock Funds III (g) 0.56%

International Core (GMO)	33,394	896,630
Total investment companies (Cost $160,890,366)		$158,607,704
Total investments (Cost $160,890,366) 100.04%		$158,607,704
Other assets and liabilities, net (0.04)%		(66,225)

Total net assets 100.00%		$158,541,479

Percentages are stated as a percent of net assets.

(f)	The subadviser is an affiliate of the adviser.

(g)	The underlying fund’s subadviser is shown parenthetically.

28 Lifecycle Portfolios | Annual report	See notes to financial statements

Financial statements

Statements of assets and liabilities 8-31-09

These Statements of Assets and Liabilities are the Portfolios’ balance sheets. They show the value of what each Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share for each Portfolio. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

	Lifecycle	Lifecycle	Lifecycle
	2045 Portfolio	2040 Portfolio	2035 Portfolio
Assets
Total investments in affiliated funds, at value (Note 8)	$195,232,178	$204,320,458	$280,268,453
Cash	2,204	2,307	2,302
Receivable for fund shares sold	1,536,435	902,531	1,018,765
Dividends and interest receivable	7,087	7,454	10,365
Total assets	196,777,904	205,232,750	281,299,885
Liabilities
Payable for investments purchased	1,537,652	903,362	1,023,795
Payable for fund shares repurchased	17	6,848	3,775
Payable to affiliates:
Accounting and legal services fees	—	2,649	3,665
Transfer agent fees	1,770	1,678	1,760
Trustees’ fees	1,093	1,107	1,155
Investment management fees	19	94	972
Other liabilities and accrued expenses	54,993	56,818	58,056
Total liabilities	1,595,544	972,556	1,093,178
Net assets
Capital paid-in	$205,213,462	$218,870,704	$304,516,318
Undistributed net investment income	56,428	56,790	96,504
Accumulated undistributed net realized loss on investments	(16,315,547)	(15,866,054)	(22,214,903)
Net unrealized appreciation (depreciation) on investments	6,228,017	1,198,754	(2,191,212)
Net assets	$195,182,360	$204,260,194	$280,206,707
Investments in affiliated funds, at cost	$189,004,161	$203,121,704	$282,459,665
Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A: Net assets	$3,488,141	$4,434,428	$5,949,747
Shares outstanding	449,479	570,904	763,551
Net asset value and redemption price per share	$7.76	$7.77	$7.79
Class R1: Net assets	$616,297	$728,315	$646,843
Shares outstanding	79,480	93,892	83,085
Net asset value, offering price and redemption price per share	$7.75	$7.76	$7.79
Class R3: Net assets	$259,281	$1,271,351	$450,945
Shares outstanding	33,422	164,011	57,890
Net asset value, offering price and redemption price per share	$7.76	$7.75	$7.79
Class R4: Net assets	$324,406	$252,552	$182,347
Shares outstanding	41,708	32,478	23,344
Net asset value, offering price and redemption price per share	$7.78	$7.78	$7.81
Class R5: Net assets	$216,473	$561,200	$198,543
Shares outstanding	27,756	71,932	25,357
Net asset value, offering price and redemption price per share	$7.80	$7.80	$7.83
Class 1: Net assets	$190,277,762	$197,012,348	$272,778,282
Shares outstanding	24,405,253	25,275,132	34,843,815
Net asset value, offering price and redemption price per share	$7.80	$7.79	$7.83
Maximum public offering price per share
Class A (net asset value per share ÷ 95%)[1]	$8.17	$8.18	$8.20

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Lifecycle Portfolios 29

F I N A N C I A L  S T A T E M E N T S

Statements of assets and liabilities 8-31-09

Continued

	Lifecycle	Lifecycle	Lifecycle
	2030 Portfolio	2025 Portfolio	2020 Portfolio
Assets
Total investments in affiliated funds, at value (Note 8)	363,268,845	441,281,090	436,941,558
Cash	2,472	2,365	2,484
Receivable for fund shares sold	489,012	650,402	794,784
Dividends and interest receivable	16,622	35,140	64,986
Total assets	363,776,951	441,968,997	437,803,812
Liabilities
Payable for investments purchased	490,614	681,256	783,389
Payable for fund shares repurchased	14,814	—	19,920
Payable to affiliates:
Accounting and legal services fees	4,667	5,629	5,595
Transfer agent fees	2,428	2,309	2,713
Trustees’ fees	1,209	1,271	1,268
Investment management fees	472	736	765
Other liabilities and accrued expenses	61,348	65,327	62,909
Total liabilities	575,552	756,528	876,559
Net assets
Capital paid-in	$398,475,604	$487,941,835	$477,976,421
Undistributed net investment income	177,163	834,691	1,694,496
Accumulated undistributed net realized loss on investments	(31,059,499)	(42,171,056)	(40,448,972)
Net unrealized depreciation on investments	(4,391,869)	(5,393,001)	(2,294,692)
Net assets	$363,201,399	$441,212,469	$436,927,253
Investments in affiliated funds, at cost	$367,660,714	$446,674,091	$439,236,250
Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A: Net assets	$9,350,607	$9,419,377	$13,067,493
Shares outstanding	1,204,312	1,196,871	1,622,082
Net asset value and redemption price per share	$7.76	$7.87	$8.06
Class R1: Net assets	$1,244,746	$1,196,620	$1,674,805
Shares outstanding	160,759	152,539	208,312
Net asset value, offering price and redemption price per share	$7.74	$7.84	$8.04
Class R3: Net assets	$609,401	$1,380,563	$895,349
Shares outstanding	78,678	175,881	111,325
Net asset value, offering price and redemption price per share	$7.75	$7.85	$8.04
Class R4: Net assets	$359,721	$259,605	$255,180
Shares outstanding	46,384	33,056	31,694
Net asset value, offering price and redemption price per share	$7.76	$7.85	$8.05
Class R5: Net assets	$978,781	$338,505	$758,783
Shares outstanding	126,184	43,075	94,155
Net asset value, offering price and redemption price per share	$7.76	$7.86	$8.06
Class 1: Net assets	$350,658,143	$428,617,799	$420,275,643
Shares outstanding	45,221,085	54,558,906	52,167,994
Net asset value, offering price and redemption price per share	$7.75	$7.86	$8.06
Maximum public offering price per share
Class A (net asset value per share ÷ 95%)[1]	$8.17	$8.28	$8.48

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

30 Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of assets and liabilities 8-31-09

Continued

	Lifecycle	Lifecycle
	2015 Portfolio	2010 Portfolio
Assets
Total investments in affiliated funds, at value (Note 8)	315,735,678	158,607,704
Cash	2,386	2,358
Receivable for fund shares sold	313,356	119,299
Dividends and interest receivable	55,538	31,132
Total assets	316,106,958	158,760,493
Liabilities
Payable for investments purchased	252,019	151,364
Payable for fund shares repurchased	33,241	2,500
Payable to affiliates:
Accounting and legal services fees	4,068	2,050
Transfer agent fees	1,931	1,249
Trustees’ fees	1,219	1,128
Investment management fees	529	2,806
Other liabilities and accrued expenses	63,681	57,917
Total liabilities	356,688	219,014
Net assets
Capital paid-in	$349,161,593	$177,557,183
Undistributed net investment income	2,232,533	1,514,823
Accumulated undistributed net realized loss on investments	(32,279,230)	(18,247,865)
Net unrealized depreciation on investments	(3,364,626)	(2,282,662)
Net assets	$315,750,270	$158,541,479
Investments in affiliated funds, at cost	$319,100,304	$160,890,366
Net asset value per share

The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A: Net assets	$8,595,964	$5,637,099
Shares outstanding	1,052,594	672,562
Net asset value and redemption price per share	$8.17	$8.38
Class R1: Net assets	$761,577	$285,986
Shares outstanding	93,400	34,189
Net asset value, offering price and redemption price per share	$8.15	$8.36
Class R3: Net assets	$763,203	$1,260,086
Shares outstanding	93,593	150,559
Net asset value, offering price and redemption price per share	$8.15	$8.37
Class R4: Net assets	$354,795	$115,933
Shares outstanding	43,470	13,829
Net asset value, offering price and redemption price per share	$8.16	$8.38
Class R5: Net assets	$103,487	$207,010
Shares outstanding	12,659	24,679
Net asset value, offering price and redemption price per share	$8.17	$8.39
Class 1: Net assets	$305,171,244	$151,035,365
Shares outstanding	37,347,461	17,999,526
Net asset value, offering price and redemption price per share	$8.17	$8.39
Maximum public offering price per share
Class A (net asset value per share ÷ 95%)[1]	$8.60	$8.82

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Lifecycle Portfolios 31

F I N A N C I A L  S T A T E M E N T S

Statements of operations For the year ended 8-31-09

These Statements of Operations summarize the Portfolios’ investment income earned and expenses directly incurred in operating each Portfolio. They also show net gains (losses) for the period stated.

	Lifecycle	Lifecycle	Lifecycle
	2045 Portfolio	2040 Portfolio	2035 Portfolio
Investment income
Total income distributions received from affiliated underlying funds	$1,882,669	$2,115,932	$2,970,016
Expenses
Investment management fees (Note 4)	71,189	77,306	106,928
Distribution and service fees (Note 4)	72,386	84,964	110,763
Transfer agent fees (Note 4)	14,263	14,581	15,778
Accounting and legal services fees (Note 4)	22,031	23,991	33,193
State registration fees (Note 4)	95,025	94,979	95,057
Professional fees	36,479	36,684	37,534
Printing and postage fees (Note 4)	997	2,294	2,034
Custodian fees	10,950	10,950	10,950
Trustees’ fees (Note 5)	2,561	2,719	3,394
Registration and filing fees (Note 4)	17,514	17,993	20,597
Miscellaneous	461	523	768
Total expenses	343,856	366,984	436,996
Net expense reduction (Note 4)	(106,016)	(106,641)	(105,981)
Net expenses	237,840	260,343	331,015
Net investment income	1,644,829	1,855,589	2,639,001
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	(16,982,267)	(16,530,928)	(23,313,536)
Capital gain distributions received from affiliated underlying funds	1,648,069	1,874,114	2,620,853
	(15,334,198)	(14,656,814)	(20,692,683)
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	15,715,759	11,901,094	14,096,384
	15,715,759	11,901,094	14,096,384
Net realized and unrealized gain (loss)	381,561	(2,755,720)	(6,596,299)
Increase (decrease) in net assets from operations	$2,026,390	$(900,131)	$(3,957,298)

32 Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of operations For the year ended 8-31-09

Continued

	Lifecycle	Lifecycle	Lifecycle
	2030 Portfolio	2025 Portfolio	2020 Portfolio
Investment income
Total income distributions received from affiliated underlying funds	$4,118,160	$6,592,312	$8,295,305
Expenses
Investment management fees (Note 4)	141,515	176,684	175,795
Distribution and service fees (Note 4)	153,467	183,252	197,877
Transfer agent fees (Note 4)	20,247	18,876	22,728
Accounting and legal services fees (Note 4)	44,064	53,700	53,425
State registration fees (Note 4)	95,806	95,669	96,341
Professional fees	38,542	39,585	39,545
Printing and postage fees (Note 4)	3,287	3,373	4,273
Custodian fees	10,950	10,950	10,950
Trustees’ fees (Note 5)	4,201	5,031	5,011
Registration and filing fees (Note 4)	23,894	29,509	25,637
Miscellaneous	1,044	1,326	1,313
Total expenses	537,017	617,955	632,895
Net expense reduction (Note 4)	(107,902)	(106,626)	(107,417)
Net expenses	429,115	511,329	525,478
Net investment income	3,689,045	6,080,983	7,769,827
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	(33,152,229)	(44,470,399)	(42,167,823)
Capital gain distributions received from affiliated underlying funds	3,465,484	4,213,029	4,370,894
	(29,686,745)	(40,257,370)	(37,796,929)
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	17,612,315	22,174,850	22,924,031
	17,612,315	22,174,850	22,924,031
Net realized and unrealized gain (loss)	(12,074,430)	(18,082,520)	(14,872,898)
Increase (decrease) in net assets from operations	$(8,385,385)	$(12,001,537)	$(7,103,071)

See notes to financial statements	Annual report | Lifecycle Portfolios 33

F I N A N C I A L  S T A T E M E N T S

Statements of operations For the year ended 8-31-09

Continued

	Lifecycle	Lifecycle
	2015 Portfolio	2010 Portfolio
Investment income
Total income distributions received from affiliated underlying funds	$8,247,382	$5,217,420
Expenses
Investment management fees (Note 4)	134,618	72,866
Distribution and service fees (Note 4)	147,438	85,911
Transfer agent fees (Note 4)	16,180	10,266
Accounting and legal services fees (Note 4)	41,840	22,822
State registration fees (Note 4)	95,519	95,381
Professional fees	38,503	36,773
Printing and postage fees (Note 4)	2,892	2,250
Custodian fees	10,950	10,950
Trustees’ fees (Note 5)	4,125	2,736
Registration and filing fees (Note 4)	26,588	19,828
Miscellaneous	1,063	597
Total expenses	519,716	360,380
Net expense reduction (Note 4)	(103,598)	(100,460)
Net expenses	416,118	259,920
Net investment income	7,831,264	4,957,500
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	(33,123,368)	(18,321,755)
Capital gain distributions received from affiliated underlying funds	3,307,269	1,932,550
	(29,816,099)	(16,389,205)
Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	15,259,424	6,795,537
	15,259,424	6,795,537
Net realized and unrealized gain (loss)	(14,556,675)	(9,593,668)
Increase (decrease) in net assets from operations	$(6,725,411)	$(4,636,168)

34 Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Portfolios’ net assets have changed during the last two periods. They reflect income less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Lifecycle 2045 Portfolio		Lifecycle 2040 Portfolio
	Year ended 8-31-09	Year ended 8-31-08	Year ended 8-31-09	Year ended 8-31-08

Increase (decrease) in net assets
From operations
Net investment income	$1,644,829	$350,876	$1,855,589	$418,451
Net realized gain (loss)	(15,334,198)	948,294	(14,656,814)	1,117,552
Change in net unrealized appreciation (depreciation)	15,715,759	(9,467,968)	11,901,094	(10,832,138)
Increase (decrease) in net assets resulting from operations	2,026,390	(8,168,798)	(900,131)	(9,296,135)
Distributions to shareholders
From net investment income
Class A	(10,458)	(8,791)	(14,342)	(5,828)
Class B1	(420)	(645)	(386)	(940)
Class C1	(336)	(628)	(577)	(716)
Class R1	(493)	(615)	(486)	(607)
Class R1	(1,521)	(644)	(2,070)	(902)
Class R2[1]	(3,979)	(1,046)	(5,309)	(1,964)
Class R3	(1,386)	(885)	(8,513)	(1,498)
Class R4	(1,846)	(720)	(1,802)	(755)
Class R5	(2,184)	(815)	(7,914)	(875)
Class 1	(1,616,815)	(284,853)	(1,817,532)	(344,058)
From net realized gain
Class A	(12,824)	(21,747)	(18,725)	(14,062)
Class B1	(3,336)	(2,729)	(2,792)	(3,740)
Class C1	(2,669)	(2,660)	(4,170)	(2,850)
Class R1	(1,802)	(1,850)	(1,780)	(1,764)
Class R1	(2,924)	(1,642)	(4,167)	(2,239)
Class R2[1]	(5,193)	(2,313)	(7,363)	(4,259)
Class R3	(2,241)	(2,259)	(14,509)	(3,720)
Class R4	(2,021)	(1,592)	(2,106)	(1,638)
Class R5	(1,806)	(1,593)	(7,037)	(1,686)
Class 1	(1,284,357)	(556,238)	(1,554,222)	(662,429)
Total distributions	(2,958,611)	(894,265)	(3,475,802)	(1,056,530)
From Portfolio share transactions (Note 6)	94,759,108	84,894,954	92,043,643	99,254,044
Total increase	93,826,887	75,831,891	87,667,710	88,901,379
Net assets
Beginning of year	101,355,473	25,523,582	116,592,484	27,691,105
End of year	$195,182,360	$101,355,473	$204,260,194	$116,592,484
Undistributed net investment income	$56,428	$51,234	$56,790	$60,308

1Effective at the close of business on August 21, 2009, Classes B, C and R2 merged into Class A and Class R merged into Class R1.

See notes to financial statements	Annual report | Lifecycle Portfolios 35

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifecycle 2035 Portfolio		Lifecycle 2030 Portfolio
	Year ended 8-31-09	Year ended 8-31-08	Year ended 8-31-09	Year ended 8-31-08
Increase (decrease) in net assets
From operations
Net investment income	$2,639,001	$671,060	$3,689,045	$1,002,947
Net realized gain (loss)	(20,692,683)	2,055,879	(29,686,745)	3,085,478
Change in net unrealized appreciation (depreciation)	14,096,384	(16,625,789)	17,612,315	(22,188,549)
Increase (decrease) in net assets resulting from operations	(3,957,298)	(13,898,850)	(8,385,385)	(18,100,124)
Distributions to shareholders
From net investment income
Class A	(21,990)	(6,293)	(38,779)	(9,651)
Class B1	(728)	(2,514)	(1,280)	—
Class C1	(473)	(1,812)	(1,395)	—
Class R1	(427)	(783)	(705)	(418)
Class R1	(2,143)	(825)	(3,713)	(669)
Class R2[1]	(9,865)	(1,230)	(13,991)	(1,364)
Class R3	(1,970)	(1,062)	(3,975)	(2,951)
Class R4	(1,116)	(898)	(2,853)	(865)
Class R5	(2,251)	(1,071)	(12,166)	(1,168)
Class 1	(2,538,747)	(617,110)	(3,515,669)	(908,102)
From net realized gain
Class A	(33,645)	(11,557)	(52,607)	(20,840)
Class B1	(7,217)	(6,842)	(7,892)	(4,260)
Class C1	(4,692)	(4,927)	(8,601)	(6,510)
Class R1	(2,020)	(1,669)	(2,620)	(1,939)
Class R1	(5,243)	(1,550)	(7,828)	(1,585)
Class R2[1]	(16,273)	(2,067)	(20,586)	(2,170)
Class R3	(4,039)	(1,996)	(7,146)	(6,994)
Class R4	(1,540)	(1,509)	(3,553)	(1,379)
Class R5	(2,340)	(1,627)	(11,595)	(1,399)
Class 1	(2,515,920)	(937,628)	(3,176,478)	(1,088,293)
Total distributions	(5,172,639)	(1,604,970)	(6,893,432)	(2,060,557)
From Portfolio share transactions (Note 6)	122,773,760	140,422,057	150,736,677	195,129,585
Total increase	113,643,823	124,918,237	135,457,860	174,968,904
Net assets
Beginning of year	166,562,884	41,644,647	227,743,539	52,774,635
End of year	$280,206,707	$166,562,884	$363,201,399	$227,743,539

Undistributed net investment income	$96,504	$37,462	$177,163	$83,058

1Effective at the close of business on August 21, 2009, Classes B, C and R2 merged into Class A and Class R merged into Class R1.

36 Lifecycle Portfolios | Annual report	See notes to financial statements

Statements of changes in net assets

Continued

	Lifecycle 2025 Portfolio		Lifecycle 2020 Portfolio
	Year ended 8-31-09	Year ended 8-31-08	Year ended 8-31-09	Year ended 8-31-08
Increase (decrease) in net assets
From operations
Net investment income	$6,080,983	$1,913,097	$7,769,827	$2,624,361
Net realized gain (loss)	(40,257,370)	3,903,248	(37,796,929)	3,137,072
Change in net unrealized appreciation (depreciation)	22,174,850	(27,890,182)	22,924,031	(25,424,932)
Increase (decrease) in net assets resulting from operations	(12,001,537)	(22,073,837)	(7,103,071)	(19,663,499)
Distributions to shareholders
From net investment income
Class A	(55,614)	(7,864)	(87,934)	(23,967)
Class B1	(3,718)	(142)	(12,077)	(2,761)
Class C1	(4,283)	(150)	(12,203)	(2,651)
Class R1	(1,370)	(544)	(2,983)	(1,648)
Class R1	(4,877)	(924)	(15,191)	(1,048)
Class R2[1]	(14,054)	(2,928)	(25,119)	(2,401)
Class R3	(6,133)	(3,411)	(14,569)	(6,178)
Class R4	(1,929)	(1,056)	(2,851)	(1,323)
Class R5	(4,829)	(1,375)	(15,829)	(3,967)
Class 1	(5,650,644)	(1,458,550)	(6,927,950)	(1,677,701)
From net realized gain
Class A	(57,069)	(12,152)	(69,552)	(24,255)
Class B1	(8,816)	(4,596)	(16,145)	(9,799)
Class C1	(10,155)	(4,875)	(16,315)	(9,406)
Class R1	(2,651)	(1,419)	(3,567)	(2,405)
Class R1	(6,834)	(1,532)	(14,881)	(1,117)
Class R2[1]	(15,422)	(3,557)	(20,842)	(2,017)
Class R3	(7,734)	(5,656)	(13,309)	(6,589)
Class R4	(1,874)	(1,283)	(2,166)	(1,111)
Class R5	(3,812)	(1,319)	(10,298)	(2,751)
Class 1	(4,249,654)	(1,398,183)	(4,340,643)	(1,163,398)
Total distributions	(10,111,472)	(2,911,516)	(11,624,424)	(2,946,493)
From Portfolio share transactions (Note 6)	174,762,244	244,498,725	169,005,348	240,696,406
Total increase	152,649,235	219,513,372	150,277,853	218,086,414
Net assets
Beginning of year	288,563,234	69,049,862	286,649,400	68,562,986
End of year	$441,212,469	$288,563,234	$436,927,253	$286,649,400
Undistributed net investment income	$834,691	$501,450	$1,694,496	$1,041,701

1Effective at the close of business on August 21, 2009, Classes B, C and R2 merged into Class A and Class R merged into Class R1.

See notes to financial statements	Annual report | Lifecycle Portfolios 37

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifecycle 2015 Portfolio		Lifecycle 2010 Portfolio
	Year ended 8-31-09	Year ended 8-31-08	Year ended 8-31-09	Year ended 8-31-08
Increase (decrease) in net assets
From operations
Net investment income	$7,831,264	$3,040,482	$4,957,500	$2,115,380
Net realized gain (loss)	(29,816,099)	2,202,209	(16,389,205)	634,382
Change in net unrealized appreciation (depreciation)	15,259,424	(18,559,834)	6,795,537	(9,068,976)

Increase (decrease) in net assets resulting from operations	(6,725,411)	(13,317,143)	(4,636,168)	(6,319,214)
Distributions to shareholders
From net investment income
Class A	(87,624)	(16,005)	(71,326)	(17,084)
Class B1	(14,400)	(2,898)	(5,143)	(1,448)
Class C1	(18,512)	(1,663)	(18,242)	(6,119)
Class R1	(3,070)	(1,120)	(2,294)	(1,284)
Class R1	(6,036)	(2,220)	(3,341)	(1,558)
Class R2[1]	(28,173)	(3,128)	(29,996)	(1,832)
Class R3	(13,585)	(1,818)	(21,549)	(6,924)
Class R4	(5,383)	(1,605)	(3,198)	(1,831)
Class R5	(11,672)	(1,882)	(5,241)	(2,106)
Class 1	(6,936,637)	(1,666,513)	(4,437,873)	(1,067,704)
From net realized gain
Class A	(51,765)	(12,980)	(35,183)	(9,514)
Class B1	(12,116)	(5,344)	(3,387)	(1,532)
Class C1	(15,577)	(3,065)	(12,012)	(6,470)
Class R1	(2,395)	(1,194)	(1,409)	(898)
Class R1	(4,128)	(1,875)	(1,847)	(898)
Class R2[1]	(17,153)	(2,187)	(15,066)	(898)
Class R3	(8,853)	(1,535)	(11,451)	(3,990)
Class R4	(3,075)	(1,121)	(1,523)	(899)
Class R5	(5,935)	(1,122)	(2,261)	(899)
Class 1	(3,438,900)	(993,621)	(1,885,039)	(455,838)
Total distributions	(10,684,989)	(2,722,896)	(6,567,381)	(1,589,726)

From Portfolio share transactions (Note 6)	109,133,693	182,083,635	41,148,342	109,224,697

Total increase	91,723,293	166,043,596	29,944,793	101,315,757
Net assets
Beginning of year	224,026,977	57,983,381	128,596,686	27,280,929
End of year	$315,750,270	$224,026,977	$158,541,479	$128,596,686
Undistributed net investment income	$2,232,533	$1,526,791	$1,514,823	$1,155,750

1Effective at the close of business on August 21, 2009, Classes B, C and R2 merged into Class A and Class R merged into Class R1.

38 Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

These Financial Highlights show how each Portfolio’s net asset value for a share has changed since the end of the previous period.

Lifecycle 2045 Portfolio

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data

		Income (loss) from investment operations			Less distributions							Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]		Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%) [1]	Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2009	9.56	0.06	(1.69)	(1.63)	(0.08)	(0.09)	—	(0.17)	7.76	(16.60)[5]		1.90	[6]	0.63	[7]	0.86	3,488	22
08-31-2008	10.94	0.05	(1.21)	(1.16)	(0.06)	(0.16)	—	(0.22)	9.56	(10.83)[5]		1.61	[6]	0.66	[8,9]	0.44	1,874	16
08-31-2007[10]	10.00	(0.04)	1.22	1.18	(0.06)	(0.18)	—	(0.24)	10.94	11.97	[5,11]	1.94	[6,12]	0.62	[12]	(0.45)[12]	1,348	5

CLASS R1

08-31-2009	9.52	0.06	(1.69)	(1.63)	(0.05)	(0.09)	—	(0.14)	7.75	(16.72)[5]		5.27	[6]	0.86	[7]	0.87	616	22
08-31-2008	10.92	0.01	(1.19)	(1.18)	(0.06)	(0.16)	—	(0.22)	9.52	(11.05)[5]		12.47	[6]	0.89	[8,9]	0.08	181	16
08-31-2007[10]	10.00	(0.01)	1.16	1.15	(0.05)	(0.18)	—	(0.23)	10.92	11.68	[5,11]	16.68	[6,12]	0.87	[12]	(0.09)[12]	113	5

CLASS R3

08-31-2009	9.53	0.06	(1.68)	(1.62)	(0.06)	(0.09)	—	(0.15)	7.76	(16.58)[5]		6.51	[6]	0.76	[7,8]	0.95	259	22
08-31-2008	10.93	0.03	(1.21)	(1.18)	(0.06)	(0.16)	—	(0.22)	9.53	(11.04)[5]		10.48	[6]	0.81	[8,9]	0.28	283	16
08-31-2007[10]	10.00	—[13]	1.16	1.16	(0.05)	(0.18)	—	(0.23)	10.93	11.80	[5,11]	16.45	[6,12]	0.80	[12]	(0.03)[12]	118	5

CLASS R4

08-31-2009	9.57	0.08	(1.70)	(1.62)	(0.08)	(0.09)	—	(0.17)	7.78	(16.35)[5]		6.09	[6]	0.48	[7,8]	1.10	324	22
08-31-2008	10.95	0.06	(1.21)	(1.15)	(0.07)	(0.16)	—	(0.23)	9.57	(10.76	) [5]	14.15	[6]	0.52	[8,9]	0.55	142	16
08-31-2007[10]	10.00	0.02	1.17	1.19	(0.06)	(0.18)	—	(0.24)	10.95	12.06	[5,11]	16.32	[6,12]	0.52	[12]	0.26 [12]	112	5

CLASS R5

08-31-2009	9.61	0.11	(1.72)	(1.61)	(0.11)	(0.09)	—	(0.20)	7.80	(16.12)[5]		7.40	[6]	0.19	[7,8]	1.60	216	22
08-31-2008	10.97	0.08	(1.20)	(1.12)	(0.08)	(0.16)	—	(0.24)	9.61	(10.47)[5]		12.02	[6]	0.24	[8,9]	0.72	161	16
08-31-2007[10]	10.00	0.05	1.16	1.21	(0.06)	(0.18)	—	(0.24)	10.97	12.32	[5,11]	16.02	[6,12]	0.23	[12]	0.55 [12]	112	5

CLASS 1

08-31-2009	9.61	0.10	(1.70)	(1.60)	(0.12)	(0.09)	—	(0.21)	7.80	(16.06)[5]		0.19	[6]	0.19	[7,8]	1.40	190,278	22
08-31-2008	10.97	0.06	(1.18)	(1.12)	(0.08)	(0.16)	—	(0.24)	9.61	(10.47)		0.24	[6]	0.20	[8]	0.59	97,667	16
08-31-2007[10]	10.00	(0.01)	1.23	1.22	(0.07)	(0.18)	—	(0.25)	10.97	12.32	[5,11]	0.64	[6,12]	0.20	[12]	(0.15)[12]	23,187	5

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[6]	Does not take into consideration expense reductions during the periods shown.

[7]

The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 4.

[8]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio.

The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifecycle 2045
8/31/08	0.49%–1.13%
8/31/09	0.49%–1.31%

[9]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[10]	Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[11]	Not annualized.

[12]	Annualized.

[13]	Less than $0.01 per share.

See notes to financial statements	Annual report | Lifecycle Portfolios 39

F I N A N C I A L  S T A T E M E N T S

Financial highlights

Continued

Lifecycle 2040 Portfolio

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%) [1]	Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2009	9.56	0.06	(1.67)	(1.61)	(0.08)	(0.10)	—	(0.18)	7.77	(16.33)[6]	1.61	[7]	0.63	[5,12]	0.90	4,434	20
08-31-2008	10.96	0.05	(1.22)	(1.17)	(0.07)	(0.16)	—	(0.23)	9.56	(10.92)[6]	2.15	[7]	0.65	[5,8]	0.49	1,257	16
08-31-2007[9]	10.00	(0.02)	1.20	1.18	(0.05)	(0.17)	—	(0.22)	10.96	11.99 [6,10]	3.15	[7,11]	0.62	[11]	(0.18)[11]	584	3

CLASS R1

08-31-2009	9.53	0.07	(1.69)	(1.62)	(0.05)	(0.10)	—	(0.15)	7.76	(16.54)[6]	4.57	[7]	0.85	[5,12]	0.98	728	20
08-31-2008	10.94	0.01	(1.20)	(1.19)	(0.06)	(0.16)	—	(0.22)	9.53	(11.05)[6]	9.48	[7]	0.89	[5,8]	0.09	200	16
08-31-2007[9]	10.00	(0.01)	1.17	1.16	(0.05)	(0.17)	—	(0.22)	10.94	11.70 [6,10]	16.61	[7,11]	0.87	[11]	(0.09)[11]	112	3

CLASS R3

08-31-2009	9.53	0.08	(1.70)	(1.62)	(0.06)	(0.10)	—	(0.16)	7.75	(16.52)[6]	1.96	[7]	0.76	[5,12]	1.14	1,271	20
08-31-2008	10.95	0.01	(1.21)	(1.20)	(0.06)	(0.16)	—	(0.22)	9.53	(11.14)[6]	5.48	[7]	0.83	[5,8]	0.06	1,181	16
08-31-2007[9]	10.00	(0.01)	1.18	1.17	(0.05)	(0.17)	—	(0.22)	10.95	11.82 [6,10]	15.59	[7,11]	0.80	[11]	(0.07)[11]	141	3

CLASS R4

08-31-2009	9.58	0.08	(1.69)	(1.61)	(0.09)	(0.10)	—	(0.19)	7.78	(16.28)[6]	6.79	[7]	0.48	[5,12]	1.21	253	20
08-31-2008	10.97	0.04	(1.20)	(1.16)	(0.07)	(0.16)	—	(0.23)	9.58	(10.76)[6]	11.68	[7]	0.53	[5,8]	0.40	173	16
08-31-2007[9]	10.00	0.02	1.17	1.19	(0.05)	(0.17)	—	(0.22)	10.97	12.07 [6,10]	16.23	[7,11]	0.52	[11]	0.26 [11]	112	3

CLASS R5

08-31-2009	9.62	0.12	(1.72)	(1.60)	(0.12)	(0.10)	—	(0.21)	7.80	(16.05)[6]	2.54	[7]	0.19	[5,12]	1.80	561	20
08-31-2008	10.99	0.05	(1.18)	(1.13)	(0.08)	(0.16)	—	(0.24)	9.62	(10.48)[6]	7.95	[7]	0.24	[5,8]	0.48	633	16
08-31-2007[9]	10.00	0.05	1.17	1.22	(0.06)	(0.17)	—	(0.23)	10.99	12.33 [6,10]	15.71	[7,11]	0.23	[11]	0.53 [11]	115	3

CLASS 1

08-31-2009	9.62	0.10	(1.71)	(1.61)	(0.12)	(0.10)	—	(0.22)	7.79	(16.09)[6]	0.18	[7]	0.18	[5,12]	1.46	197,012	20
08-31-2008	10.99	0.06	(1.19)	(1.13)	(0.08)	(0.16)	—	(0.24)	9.62	(10.48)[6]	0.22	[7]	0.20	[5]	0.61	111,814	16
08-31-2007[9]	10.00	(0.01)	1.23	1.22	(0.06)	(0.17)	—	(0.23)	10.99	12.34 [6,10]	0.62	[7,11]	0.20	[11]	(0.16)[11]	25,954	3

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifecycle 2040
8/31/08	0.49%–1.13%
8/31/09	0.49%–1.31%

[6]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[7]	Does not take into consideration expense reductions during the periods shown.

[8]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[9]	Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[10]	Not annualized.

[11]	Annualized.

[12]

The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 4.

40 Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2035 Portfolio

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data

		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]		Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2009	9.61	0.07		(1.70)	(1.63)	(0.08)	(0.11)	—	(0.19)	7.79	(16.39)[5]	1.29	[6]	0.62	[7,12]	1.06		5,950	20
08-31-2008	11.02	0.02		(1.20)	(1.18)	(0.08)	(0.15)	—	(0.23)	9.61	(10.93)[5]	1.80	[6]	0.64	[7,8]	0.20		2,132	14
08-31-2007[9]	10.00	(0.02)		1.20	1.18	(0.04)	(0.12)	—	(0.16)	11.02	11.92 [5,10]	2.47	[6,11]	0.62	[11]	(0.20)[11]		610	4

CLASS R1

08-31-2009	9.58	0.08		(1.71)	(1.63)	(0.05)	(0.11)	—	(0.16)	7.79	(16.50)[5]	4.49	[6]	0.84	[7,12]	1.13		647	20
08-31-2008	11.00	—	[12]	(1.19)	(1.19)	(0.08)	(0.15)	—	(0.23)	9.58	(11.06)[5]	10.40	[6]	0.88	[7,8]	(0.02)		177	14
08-31-2007[9]	10.00	—	[12]	1.15	1.15	(0.03)	(0.12)	—	(0.15)	11.00	11.62 [5,10]	16.29	[6,11]	0.86	[11]	0.01	[11]	112	4

CLASS R3

08-31-2009	9.59	0.06		(1.69)	(1.63)	(0.06)	(0.11)	—	(0.17)	7.79	(16.47)[5]	4.47	[6]	0.77	[7,12]	0.84		451	20
08-31-2008	11.01	0.02		(1.21)	(1.19)	(0.08)	(0.15)	—	(0.23)	9.59	(11.05)[5]	9.94	[6]	0.81	[7,8]	0.24		278	14
08-31-2007[9]	10.00	0.01		1.15	1.16	(0.03)	(0.12)	—	(0.15)	11.01	11.74 [5,10]	16.22	[6,11]	0.79	[11]	0.08	[11]	112	4

CLASS R4

08-31-2009	9.63	0.07		(1.69)	(1.62)	(0.09)	(0.11)	—	(0.20)	7.81	(16.24)[5]	9.27	[6]	0.47	[7,12]	1.06		182	20
08-31-2008	11.03	0.04		(1.20)	(1.16)	(0.09)	(0.15)	—	(0.24)	9.63	(10.77)[5]	11.02	[6]	0.52	[7,8]	0.41		219	14
08-31-2007[9]	10.00	0.03		1.16	1.19	(0.04)	(0.12)	—	(0.16)	11.03	12.00 [5,10]	15.92	[6,11]	0.50	[11]	0.36	[11]	112	4

CLASS R5

08-31-2009	9.67	0.11		(1.72)	(1.61)	(0.12)	(0.11)	—	(0.23)	7.83	(16.01)[5]	7.18	[6]	0.17	[7,12]	1.61		199	20
08-31-2008	11.05	0.08		(1.21)	(1.13)	(0.10)	(0.15)	—	(0.25)	9.67	(10.49)[5]	11.07	[6]	0.23	[7,8]	0.78		149	14
08-31-2007[9]	10.00	0.06		1.15	1.21	(0.04)	(0.12)	—	(0.16)	11.05	12.26 [5,10]	15.08	[6,11]	0.22	[11]	0.62	[11]	119	4

CLASS 1

08-31-2009	9.68	0.10		(1.72)	(1.62)	(0.12)	(0.11)	—	(0.23)	7.83	(16.02)[5]	0.17	[6]	0.17	[7,12]	1.49		272,778	20
08-31-2008	11.05	0.07		(1.19)	(1.12)	(0.10)	(0.15)	—	(0.25)	9.68	(10.40)[5]	0.19	[6]	0.19	[7]	0.66		161,263	14
08-31-2007[9]	10.00	(0.01)		1.23	1.22	(0.05)	(0.12)	—	(0.17)	11.05	12.27 [5,10]	0.45	[6,11]	0.20[11]		(0.06)[11]		39,674	4

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[6]	Does not take into consideration expense reductions during the periods shown.

[7]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifecycle 2035
8/31/08	0.49%–1.13%
8/31/09	0.49%–1.31%

[8]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[9]	Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[10]	Not annualized.

[11]	Annualized.

[12]

The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 4.

See notes to financial statements	Annual report | Lifecycle Portfolios 41

FINANCIAL STATEMENTS

Financial highlights

Continued

Lifecycle 2030 Portfolio

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2009	9.57	0.08	(1.70)	(1.62)	(0.08)	(0.11)	—	(0.19)	7.76	(16.36)[5]	1.06	[6]	0.61	[7,8]	1.13		9,351	23
08-31-2008	10.91	0.04	(1.18)	(1.14)	(0.07)	(0.13)	—	(0.20)	9.57	(10.66)[5]	1.33	[6]	0.63	[8,9]	0.43		3,345	10
08-31-2007[10]	10.00	(0.02)	1.14	1.12	(0.06)	(0.15)	—	(0.21)	10.91	11.38 [5,11]	2.02	[6,13]	0.63	[13]	(0.23)[13]		1,135	3

CLASS R1

08-31-2009	9.52	0.07	(1.69)	(1.62)	(0.05)	(0.11)	—	(0.16)	7.74	(16.52)[5]	3.04	[6]	0.83	[7,8]	1.04		1,245	23
08-31-2008	10.88	—[14]	(1.17)	(1.17)	(0.06)	(0.13)	—	(0.19)	9.52	(10.92)[5]	8.40	[6]	0.88	[8,9]	0.02		320	10
08-31-2007[10]	10.00	0.01	1.08	1.09	(0.06)	(0.15)	—	(0.21)	10.88	10.98 [5,11]	16.24	[6,13]	0.86	[13]	0.12	[13]	112	3

CLASS R3

08-31-2009	9.53	0.08	(1.69)	(1.61)	(0.06)	(0.11)	—	(0.17)	7.75	(16.38)[5]	3.09	[6]	0.76	[7,8]	1.12		609	23
08-31-2008	10.88	0.08	(1.24)	(1.16)	(0.06)	(0.13)	—	(0.19)	9.53	(10.83)[5]	4.24	[6]	0.78	[8,9]	0.76		676	10
08-31-2007[10]	10.00	0.02	1.07	1.09	(0.06)	(0.15)	—	(0.21)	10.88	11.00 [5,11,12]	16.18	[6,13]	0.79	[13]	0.19	[13]	112	3

CLASS R4

08-31-2009	9.55	0.10	(1.69)	(1.59)	(0.09)	(0.11)	—	(0.20)	7.76	(16.08)[5]	5.43	[6]	0.45	[7,8]	1.52		360	23
08-31-2008	10.91	0.08	(1.22)	(1.14)	(0.09)	(0.13)	—	(0.22)	9.55	(10.66)[5]	14.83	[6]	0.49	[8,9]	0.79		115	10
08-31-2007[10]	10.00	0.04	1.08	1.12	(0.06)	(0.15)	—	(0.21)	10.91	11.36 [5,11,12]	15.88	[6,13]	0.50	[13]	0.47	[13]	111	3

CLASS R5

08-31-2009	9.57	0.12	(1.71)	(1.59)	(0.11)	(0.11)	—	(0.22)	7.76	(15.88)[5]	1.61	[6]	0.17	[7,8]	1.77		979	23
08-31-2008	10.93	0.04	(1.15)	(1.11)	(0.12)	(0.13)	—	(0.25)	9.57	(10.41)[5]	6.18	[6]	0.24	[8,9]	0.42		1,002	10
08-31-2007[10]	10.00	0.07	1.08	1.15	(0.07)	(0.15)	—	(0.22)	10.93	11.62 [5,11,12]	15.57	[6,13]	0.22	[13]	0.76	[13]	112	3

CLASS 1

08-31-2009	9.57	0.11	(1.70)	(1.59)	(0.12)	(0.11)	—	(0.23)	7.75	(15.90)	0.16	[6]	0.16	[7,8]	1.58		350,658	23
08-31-2008	10.93	0.08	(1.19)	(1.11)	(0.12)	(0.13)	—	(0.25)	9.57	(10.41)	0.18	[6]	0.18	[8]	0.75		219,711	10
08-31-2007[10]	10.00	0.01	1.14	1.15	(0.07)	(0.15)	—	(0.22)	10.93	11.63 [5,11]	0.38	[6,13]	0.20	[13]	0.12	[13]	50,070	3

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[6]	Does not take into consideration expense reductions during the periods shown.

[7]

The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 4.

[8]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifecycle 2030
8/31/08	0.49%–1.13%
8/31/09	0.49%–1.31%

[9]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[10]	Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[11]	Not annualized.

[12]

The Adviser made a payment to the Portfolio of $1,696. Excluding this payment, total returns would have been 11.00%, 11.26% and 11.52% for Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class R1 and Class 1.

[13]	Annualized.

[14]	Less than $0.01 per share.

42 Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2025 Portfolio

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data

		Income (loss) from investment operations			Less distributions							Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]		Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2009	9.57	0.11	(1.58)	(1.47)	(0.12)	(0.11)	—	(0.23)	7.87	(14.74)[5]		0.98	[6]	0.61	[7,13]	1.59		9,419	25
08-31-2008	10.85	0.05	(1.12)	(1.07)	(0.08)	(0.13)	—	(0.21)	9.57	(10.08	) [5]	1.49	[6]	0.62	[7,8]	0.52		3,604	9
08-31-2007[9]	10.00	0.02	1.03	1.05	(0.07)	(0.13)	—	(0.20)	10.85	10.57	[5,10]	2.25	[6,12]	0.63	[12]	0.19	[12]	661	3

CLASS R1

08-31-2009	9.52	0.09	(1.57)	(1.48)	(0.09)	(0.11)	—	(0.20)	7.84	(15.01)[5]		3.27	[6]	0.82	[7,13]	1.40		1,197	25
08-31-2008	10.83	0.03	(1.14)	(1.11)	(0.07)	(0.13)	—	(0.20)	9.52	(10.42)[5]		8.37	[6]	0.87	[7,8]	0.27		285	9
08-31-2007[9]	10.00	0.03	0.99	1.02	(0.06)	(0.13)	—	(0.19)	10.83	10.28	[5,10]	16.14	[6,12]	0.87	[12]	0.35	[12]	111	3

CLASS R3

08-31-2009	9.53	0.06	(1.53)	(1.47)	(0.10)	(0.11)	—	(0.21)	7.85	(14.87)[5]		2.11	[6]	0.75	[7,13]	0.87		1,381	25
08-31-2008	10.84	0.13	(1.24)	(1.11)	(0.07)	(0.13)	—	(0.20)	9.53	(10.41)[5]		5.37	[6]	0.78	[7,8]	1.22		456	9
08-31-2007[9]	10.00	0.03	1.00	1.03	(0.06)	(0.13)	—	(0.19)	10.84	10.40	[5,10]	14.43	[6,12]	0.81	[12]	0.34	[12]	186	3

CLASS R4

08-31-2009	9.55	0.11	(1.58)	(1.47)	(0.12)	(0.11)	—	(0.23)	7.85	(14.68)[5]		7.64	[6]	0.45	[7,13]	1.56		260	25
08-31-2008	10.86	0.09	(1.17)	(1.08)	(0.10)	(0.13)	—	(0.23)	9.55	(10.16)[5]		11.76	[6]	0.49	[7,8]	0.90		207	9
08-31-2007[9]	10.00	0.06	0.99	1.05	(0.06)	(0.13)	—	(0.19)	10.86	10.65	[5,10]	15.77	[6,12]	0.52	[12]	0.70	[12]	111	3

CLASS R5

08-31-2009	9.57	0.14	(1.59)	(1.45)	(0.15)	(0.11)	—	(0.26)	7.86	(14.38)[5]		4.27	[6]	0.16	[7,13]	2.08		339	25
08-31-2008	10.88	0.09	(1.14)	(1.05)	(0.13)	(0.13)	—	(0.26)	9.57	(9.91)[5]		7.87	[6]	0.21	[7,8]	0.92		285	9
08-31-2007[9]	10.00	0.09	0.99	1.08	(0.07)	(0.13)	—	(0.20)	10.88	10.91	[5,10,11]	15.34	[6,12]	0.23	[12]	0.98	[12]	113	3

CLASS 1

08-31-2009	9.58	0.14	(1.59)	(1.45)	(0.16)	(0.11)	—	(0.27)	7.86	(14.37)[5]		0.16	[6]	0.16	[7,13]	2.08		428,618	25
08-31-2008	10.88	0.11	(1.15)	(1.04)	(0.13)	(0.13)	—	(0.26)	9.58	(9.81)[5]		0.17	[6]	0.17	[7]	1.08		280,532	9
08-31-2007[9]	10.00	0.04	1.04	1.08	(0.07)	(0.13)	—	(0.20)	10.88	10.93	[5,10]	0.31	[6,12]	0.20	[12]	0.39	[12]	67,149	3

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[6]	Does not take into consideration expense reductions during the periods shown.

[7]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifecycle 2025
8/31/08	0.49%–1.13%
8/31/09	0.49%–1.31%

[8]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[9]	Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[10]	Not annualized.

[11]

The Adviser made a payment to the Portfolio of $2,707. Excluding this payment, total returns would have been 10.91% for Class R5, respectively. There was no effect to the total returns for Class A, Class R1, Class R3, Class R4 and Class 1.

[12]	Annualized.

[13]

The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 4.

See notes to financial statements	Annual report | Lifecycle Portfolios 43

FINANCIAL STATEMENTS

Financial highlights

Continued

Lifecycle 2020 Portfolio

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2009	9.65	0.14	(1.45)	(1.31)	(0.16)	(0.12)	—	(0.28)	8.06	(12.75)[5]	0.86	[6]	0.61	[7,8]	2.06		13,067	26
08-31-2008	10.80	0.12	(1.05)	(0.93)	(0.11)	(0.11)	—	(0.22)	9.65	(8.82)[5]	1.15	[6]	0.62	[7,9]	1.18		4,285	10
08-31-2007[10]	10.00	0.04	0.94	0.98	(0.07)	(0.11)	—	(0.18)	10.80	9.87 [5,11]	1.59	[6,13]	0.64	[13]	0.49	[13]	1,491	7

CLASS R1

08-31-2009	9.61	0.15	(1.47)	(1.32)	(0.13)	(0.12)	—	(0.25)	8.04	(13.00)[5]	2.11	[6]	0.83	[7,8]	2.14		1,675	26
08-31-2008	10.78	0.08	(1.04)	(0.96)	(0.10)	(0.11)	—	(0.21)	9.61	(9.07)[5]	9.71	[6]	0.86	[7,9]	0.77		250	10
08-31-2007[10]	10.00	0.07	0.88	0.95	(0.06)	(0.11)	—	(0.17)	10.78	9.58 [5,11,12]	16.14	[6,13]	0.87	[13]	0.74	[13]	110	7

CLASS R3

08-31-2009	9.62	0.16	(1.48)	(1.32)	(0.14)	(0.12)	—	(0.26)	8.04	(12.97)[5]	2.29	[6]	0.76	[7,8]	2.37		895	26
08-31-2008	10.78	0.15	(1.10)	(0.95)	(0.10)	(0.11)	—	(0.21)	9.62	(8.98)[5]	3.97	[6]	0.78	[7,9]	1.48		825	10
08-31-2007[10]	10.00	0.07	0.88	0.95	(0.06)	(0.11)	—	(0.17)	10.78	9.59 [5,11]	15.58	[6,13]	0.80	[13]	0.80	[13]	126	7

CLASS R4

08-31-2009	9.64	0.16	(1.46)	(1.30)	(0.17)	(0.12)	—	(0.29)	8.05	(12.68)[5]	7.25	[6]	0.45	[7,8]	2.24		255	26
08-31-2008	10.80	0.16	(1.08)	(0.92)	(0.13)	(0.11)	—	(0.24)	9.64	(8.72)[5]	13.87	[6]	0.48	[7,9]	1.50		138	10
08-31-2007[10]	10.00	0.10	0.88	0.98	(0.07)	(0.11)	—	(0.18)	10.80	9.85 [5,11]	15.75	[6,13]	0.52	[13]	1.09	[13]	110	7

CLASS R5

08-31-2009	9.66	0.20	(1.48)	(1.28)	(0.20)	(0.12)	—	(0.32)	8.06	(12.38)[5]	1.96	[6]	0.16	[7,8]	2.92		759	26
08-31-2008	10.82	0.19	(1.08)	(0.89)	(0.16)	(0.11)	—	(0.27)	9.66	(8.47)[5]	6.46	[6]	0.21	[7,9]	1.83		758	10
08-31-2007[10]	10.00	0.10	0.90	1.00	(0.07)	(0.11)	—	(0.18)	10.82	10.11 [5,11]	8.22	[6,13]	0.23	[13]	1.08	[13]	272	7

CLASS 1

08-31-2009	9.67	0.19	(1.48)	(1.29)	(0.20)	(0.12)	—	(0.32)	8.06	(12.38)[5]	0.16	[6]	0.16	[7,8]	2.67		420,276	26
08-31-2008	10.82	0.15	(1.03)	(0.88)	(0.16)	(0.11)	—	(0.27)	9.67	(8.38)[5]	0.17	[6]	0.17	[7,9]	1.49		276,252	10
08-31-2007[10]	10.00	0.07	0.93	1.00	(0.07)	(0.11)	—	(0.18)	10.82	10.22 [5,11,12]	0.32	[6,13]	0.20	[13]	0.78	[13]	64,901	7

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[6]	Does not take into consideration expense reductions during the periods shown.

[7]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifecycle 2020
8/31/08	0.49%–1.13%
8/31/09	0.49%–1.25%

[8]

The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 4.

[9]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[10]	Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[11]	Not annualized.

[12]

The Adviser made a payment to the Portfolio of $2,881. Excluding this payment, total returns would have been 9.48% for Class R1. There was no effect to the total returns for Class A, Class R3, Class R4, Class R5 and Class 1.

[13]	Annualized.

44 Lifecycle Portfolios | Annual report	See notes to financial statements

Financial highlights

Continued

Lifecycle 2015 Portfolio

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2009	9.66	0.21	(1.36)	(1.15)	(0.21)	(0.13)	—	(0.34)	8.17	(10.91)[5]	1.03	[6]	0.61	[7,8]	2.96		8,596	28
08-31-2008	10.65	0.18	(0.92)	(0.74)	(0.14)	(0.11)	—	(0.25)	9.66	(7.16)[5]	1.43	[6]	0.63	[7,9]	1.74		2,776	10
08-31-2007[10]	10.00	0.07	0.76	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.37 [5,11]	2.19	[6,13]	0.63	[13]	0.86	[13]	836	9

CLASS R1

08-31-2009	9.62	0.20	(1.35)	(1.15)	(0.19)	(0.13)	—	(0.32)	8.15	(11.15)[5]	5.13	[6]	0.83	[7,8]	2.79		762	28
08-31-2008	10.63	0.16	(0.93)	(0.77)	(0.13)	(0.11)	—	(0.24)	9.62	(7.41)[5]	8.84	[6]	0.86	[7,9]	1.61		207	10
08-31-2007[10]	10.00	0.11	0.69	0.80	(0.08)	(0.09)	—	(0.17)	10.63	8.08 [5,11,12]	16.47	[6,13]	0.87	[13]	1.21	[13]	108	9

CLASS R3

08-31-2009	9.63	0.20	(1.36)	(1.16)	(0.19)	(0.13)	—	(0.32)	8.15	(11.12)[5]	2.59	[6]	0.77	[7,8]	2.81		763	28
08-31-2008	10.63	0.15	(0.91)	(0.76)	(0.13)	(0.11)	—	(0.24)	9.63	(7.32)[5]	6.20	[6]	0.81	[7,9]	1.48		693	10
08-31-2007[10]	10.00	0.11	0.69	0.80	(0.08)	(0.09)	—	(0.17)	10.63	8.10 [5,11]	16.38	[6,13]	0.80	[13]	1.28	[13]	108	9

CLASS R4

08-31-2009	9.65	0.21	(1.35)	(1.14)	(0.22)	(0.13)	—	(0.35)	8.16	(10.83)[5]	5.34	[6]	0.46	[7,8]	3.00		355	28
08-31-2008	10.65	0.21	(0.94)	(0.73)	(0.16)	(0.11)	—	(0.27)	9.65	(7.06)[5]	12.64	[6]	0.50	[7,9]	2.02		172	10
08-31-2007[10]	10.00	0.14	0.69	0.83	(0.09)	(0.09)	—	(0.18)	10.65	8.35 [5,11]	16.08	[6,13]	0.52	[13]	1.56	[13]	108	9

CLASS R5

08-31-2009	9.67	0.36	(1.48)	(1.12)	(0.25)	(0.13)	—	(0.38)	8.17	(10.53)[5]	5.04	[6]	0.20	[7,8]	4.98		103	28
08-31-2008	10.67	0.18	(0.88)	(0.70)	(0.19)	(0.11)	—	(0.30)	9.67	(6.81)[5]	5.09	[6]	0.22	[7,9]	1.81		464	10
08-31-2007[10]	10.00	0.16	0.69	0.85	(0.09)	(0.09)	—	(0.18)	10.67	8.61 [5,11]	15.77	[6,13]	0.23	[13]	1.84	[13]	109	9

CLASS 1

08-31-2009	9.68	0.25	(1.37)	(1.12)	(0.26)	(0.13)	—	(0.39)	8.17	(10.54)[5]	0.16	[6]	0.16	[7,8]	3.51		305,171	28
08-31-2008	10.68	0.21	(0.91)	(0.70)	(0.19)	(0.11)	—	(0.30)	9.68	(6.80)[5]	0.18	[6]	0.18	[7]	2.12		216,679	10
08-31-2007[10]	10.00	0.10	0.76	0.86	(0.09)	(0.09)	—	(0.18)	10.68	8.72 [5,11]	0.36	[6,13]	0.20	[13]	1.19	[13]	55,723	9

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[6]	Does not take into consideration expense reductions during the periods shown.

[7]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifecycle 2015
8/31/08	0.49%–1.13%
8/31/09	0.49%–1.18%

[8]

The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 4.

[9]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[10]	Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[11]	Not annualized.

[12]

The Adviser made a payment to the Portfolio of $6,640. Excluding this payment, total return would have been 7.98% for Class R1. There was no effect to the total returns for Class A, Class R3, Class R4, Class R5 and Class 1.

[13]	Annualized.

See notes to financial statements	Annual report | Lifecycle Portfolios 45

FINANCIAL STATEMENTS

Financial highlights

Continued

Lifecycle 2010 Portfolio

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net invest- ment in- come (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from invest- ment operations ($)	From net invest- ment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[3]	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets (%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

08-31-2009	9.69	0.28	(1.20)	(0.92)	(0.26)	(0.13)	—	(0.39)	8.38	(8.53)[5]	1.22	[6]	0.64	[7,8]	3.75		5,637	31
08-31-2008	10.54	0.23	(0.83)	(0.60)	(0.16)	(0.09)	—	(0.25)	9.69	(5.87)[5]	1.61	[6]	0.65	[7,9]	2.28		2,050	14
08-31-2007[10]	10.00	0.12	0.57	0.69	(0.09)	(0.06)	—	(0.15)	10.54	6.99 [5,11]	2.45	[6,13]	0.63	[13]	1.42	[13]	665	17

CLASS R1

08-31-2009	9.66	0.25	(1.19)	(0.94)	(0.23)	(0.13)	—	(0.36)	8.36	(8.82)[5]	9.94	[6]	0.87	[7,8]	3.39		286	31
08-31-2008	10.52	0.23	(0.85)	(0.62)	(0.15)	(0.09)	—	(0.24)	9.66	(6.02)[5]	14.92	[6]	0.87	[7,9]	2.30		126	14
08-31-2007[10]	10.00	0.15	0.52	0.67	(0.09)	(0.06)	—	(0.15)	10.52	6.70 [5,11]	16.89	[6,13]	0.87	[13]	1.70	[13]	107	17

CLASS R3

08-31-2009	9.67	0.26	(1.19)	(0.93)	(0.24)	(0.13)	—	(0.37)	8.37	(8.69)[5]	2.34	[6]	0.79	[7,8]	3.48		1,260	31
08-31-2008	10.53	0.26	(0.88)	(0.62)	(0.15)	(0.09)	—	(0.24)	9.67	(6.02)[5]	3.95	[6]	0.82	[7,9]	2.64		795	14
08-31-2007[10]	10.00	0.16	0.52	0.68	(0.09)	(0.06)	—	(0.15)	10.53	6.82 [5,11,12]	16.81	[6,13]	0.80	[13]	1.77	[13]	107	17

CLASS R4

08-31-2009	9.69	0.29	(1.20)	(0.91)	(0.27)	(0.13)	—	(0.40)	8.38	(8.40)[5]	11.93	[6]	0.49	[7,8]	3.82		116	31
08-31-2008	10.55	0.26	(0.85)	(0.59)	(0.18)	(0.09)	—	(0.27)	9.69	(5.76)[5]	12.38	[6]	0.53	[7,9]	2.56		205	14
08-31-2007[10]	10.00	0.18	0.52	0.70	(0.09)	(0.06)	—	(0.15)	10.55	7.08 [5,11,12]	16.51	[6,13]	0.52	[13]	2.06	[13]	107	17

CLASS R5

08-31-2009	9.71	0.31	(1.20)	(0.89)	(0.30)	(0.13)	—	(0.43)	8.39	(8.11)[5]	5.86	[6]	0.20	[7,8]	4.12		207	31
08-31-2008	10.57	0.24	(0.80)	(0.56)	(0.21)	(0.09)	—	(0.30)	9.71	(5.51)[5]	10.30	[6]	0.25	[7,9]	2.41		498	14
08-31-2007[10]	10.00	0.21	0.52	0.73	(0.10)	(0.06)	—	(0.16)	10.57	7.33 [5,11,12]	16.20	[6,13]	0.23	[13]	2.34	[13]	107	17

CLASS 1

08-31-2009	9.72	0.30	(1.20)	(0.90)	(0.30)	(0.13)	—	(0.43)	8.39	(8.15)[5]	0.19	[6]	0.19	[7,8]	4.10		151,035	31
08-31-2008	10.57	0.26	(0.81)	(0.55)	(0.21)	(0.09)	—	(0.30)	9.72	(5.41)[5]	0.21	[6]	0.20	[7]	2.61		121,337	14
08-31-2007[10]	10.00	0.16	0.57	0.73	(0.10)	(0.06)	—	(0.16)	10.57	7.34 [5,11]	0.56	[6,13]	0.20	[13]	1.78	[13]	25,428	17

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average of the shares outstanding.

[3]	Assumes dividend reinvestment and does not reflect the effect of sales charges.

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[6]	Does not take into consideration expense reductions during the periods shown.

[7]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifecycle 2010
8/31/08	0.49%–1.13%
8/31/09	0.49%–1.09%

[8]

The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 4.

[9]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[10]	Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[11]	Not annualized.

[12]

The Adviser made a payment to the Portfolio of $4,286. Excluding this payment, total returns would have been 6.72%, 6.97% and 7.23% for Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class R1 and Class 1.

[13]	Annualized.

46 Lifecycle Portfolios | Annual report	See notes to financial statements

Notes to financial statements

1. Organization of the Trust

John Hancock Funds II (JHF II or the Trust) is an open-end management investment company organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act) as amended. The Trust is a series company, which means that it has several funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers ninety-four separate investment funds, eight of which (collectively, Lifecycle Portfolios or the Portfolios, and individually the Portfolio) are presented in this report and are non-diversified for purposes of the 1940 Act.

The Lifecycle Portfolios operate as “funds of funds”, investing in Class NAV shares of underlying funds of the Trust, John Hancock Funds (JHF), John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. The Portfolios may also invest in unaffiliated underlying funds and other permitted security investments.

The accounting policies of the affiliated underlying funds of the Trust are outlined in the shareholder reports for such funds, available without charge by calling 1-800-225-5291 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. The affiliated underlying funds are not covered by this report.

John Hancock Investment Management Services, LLC (JHIMS or the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The JHF and JHF III funds are retail mutual funds advised by the Adviser and distributed by the Distributor.

The Trust currently offers multiple classes of shares of the Portfolios, including classes designated as Class A, Class R1, Class R3, Class R4, Class R5 and Class 1 shares. Class A shares are open to all retail investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class 1 shares are sold only to certain affiliates of MFC. Effective at the close of business on August 21, 2009, Classes B, C and R2 merged into Class A and Class R merged into Class R1.

The shares of each class represent an interest in the same portfolio of investments of the Portfolios, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

At August 31, 2009, John Hancock USA owned shares of beneficial interest of the following Portfolios:

Portfolio	Class A	Class R1	Class R3	Class R4	Class R5	Total

Lifecycle 2045	10,527	21,272	—	10,752	10,813	53,364
Lifecycle 2040	—	10,604	—	10,763	—	21,367
Lifecycle 2035	—	—	—	—	—	—
Lifecycle 2030	—	—	—	10,759	—	10,759
Lifecycle 2025	—	10,630	—	—	—	10,630
Lifecycle 2020	—	—	—	10,876	—	10,876
Lifecycle 2015	—	10,827	—	11,004	—	21,831
Lifecycle 2010	—	21,793	—	—	—	21,793

2. Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, October 23, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Investments by the Portfolios in underlying funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Certain short-term debt instruments are valued at amortized cost.

Annual report | Lifecycle Portfolios     47

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fair value measurements. The Portfolios use a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange traded prices in active markets for identical securities and published net asset value for mutual funds. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, foreign forward currency contracts and certain options use these techniques.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended August 31, 2009, all investments for all Portfolios are Level 1 under the hierarchy discussed above.

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions from underlying funds are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Debt obligations may be placed in a nonaccrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Portfolio property that is not segregated, to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of the expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the appropriate net asset value of the respective class. Class-specific expenses, including distribution and service fees, transfer agent fees, state registration fees and printing and postage fees are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Federal income taxes

Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, certain Portfolios have a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Portfolio, it will reduce the amount of capital gain distributions to be paid.

48     Lifecycle Portfolios | Annual report

At August 31, 2009, capital loss carryforwards available to offset future realized gains were as follows:

Capital Loss Carryforwards
Expiring at August 31

Portfolio	2017

Lifecycle 2045	$699,374
Lifecycle 2040	825,392
Lifecycle 2035	1,230,606
Lifecycle 2030	1,619,728
Lifecycle 2025	1,882,836
Lifecycle 2020	1,054,048
Lifecycle 2015	562,494
Lifecycle 2010	176,244

As of August 31, 2009, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolios’ federal tax returns filed in the three year period ended August 31, 2009 remain subject to examination by the Internal Revenue Service.

The cost of investments owned on August 31, 2009, including short-term investments, for federal income tax purposes, was as follows:

				Net Unrealized
		Unrealized	Unrealized	Appreciation
Portfolio	Aggregate Cost	Appreciation	Depreciation	(Depreciation )

Lifecycle 2045	$199,611,715	$10,519,866	$(14,899,403)	$(4,379,537)
Lifecycle 2040	212,720,253	9,091,535	(17,491,330)	(8,399,795)
Lifecycle 2035	294,668,800	11,106,199	(25,506,546)	(14,400,347)
Lifecycle 2030	382,840,632	16,030,123	(35,601,910)	(19,571,787)
Lifecycle 2025	463,806,562	20,616,684	(43,142,156)	(22,525,472)
Lifecycle 2020	455,925,866	20,686,632	(39,670,940)	(18,984,308)
Lifecycle 2015	329,071,167	13,797,811	(27,133,300)	(13,335,489)
Lifecycle 2010	168,317,367	5,404,117	(15,113,780)	(9,709,663)

Distribution of income and gains

The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios generally declare and pay income dividends and capital gain distributions, if any, annually. Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each share class. During the year ended August 31, 2009, the tax character of distributions paid was as follows:

	Ordinary	Long Term
Portfolio	Income	Capital Gains	Total

Lifecycle 2045	$1,996,382	$962,229	$2,958,611
Lifecycle 2040	2,318,546	1,157,256	3,475,802
Lifecycle 2035	3,129,842	2,042,797	5,172,639
Lifecycle 2030	4,339,839	2,553,593	6,893,432
Lifecycle 2025	7,203,403	2,908,069	10,111,472
Lifecycle 2020	9,213,352	2,411,072	11,624,424
Lifecycle 2015	8,921,945	1,763,044	10,684,989
Lifecycle 2010	5,712,057	855,324	6,567,381

During the year ended August 31, 2008, the tax character of distributions paid was as follows:

	Ordinary	Long Term
Portfolio	Income	Capital Gains	Total

Lifecycle 2045	$830,254	$64,011	$894,265
Lifecycle 2040	984,508	72,022	1,056,530
Lifecycle 2035	1,559,943	45,027	1,604,970
Lifecycle 2030	2,060,557	—	2,060,557
Lifecycle 2025	2,911,516	—	2,911,516
Lifecycle 2020	2,946,493	—	2,946,493
Lifecycle 2015	2,722,896	—	2,722,896
Lifecycle 2010	1,589,726	—	1,589,726

Annual report | Lifecycle Portfolios     49

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long Term	Capital Loss	Post-October
Portfolio	Ordinary Income	Capital Gains	Carryforward	Deferral

Lifecycle 2045	$56,428	—	$699,374	$5,008,619
Lifecycle 2040	56,790	—	825,392	5,442,113
Lifecycle 2035	96,504	—	1,230,606	8,775,162
Lifecycle 2030	177,163	—	1,619,728	14,259,853
Lifecycle 2025	834,691	—	1,882,836	23,155,749
Lifecycle 2020	1,694,496	—	1,054,048	22,705,308
Lifecycle 2015	2,232,533	—	562,494	21,745,873
Lifecycle 2010	1,514,823	—	176,244	10,644,620

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2008 (Post-October Deferral), are treated as arising on September 1, 2009, the first day of the Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will be reversed in a subsequent period. For the year ended August 31, 2009, there were no permanent book/tax differences.

3. Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

4. Investment advisory and other agreements

Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Portfolios, subject to the supervision of the Board of Trustees. The advisory fee has two components: (a) a fee on assets invested in a fund of JHF II or JHF III (Affiliated Fund Assets) and (b) a fee on assets not invested in a fund of JHF II or JHF III (Other Assets).

Under the Advisory Agreement, the Portfolios pay a daily management fee to the Adviser as stated below:

The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets held by each Portfolio.

	First $7.5 billion of	Excess over $7.5 billion
Portfolio	Aggregate Net Assets	of Aggregate Net Assets

Lifecycle Portfolios	0.06%	0.05%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Portfolio.

	First $7.5 billion of	Excess over $7.5 billion
Portfolio	Aggregate Net Assets	of Aggregate Net Assets

Lifecycle Portfolios	0.51%	0.50%

MFC Global Investment Management (U.S.A.) Limited acts as Subadviser to the Lifecycle Portfolios. The Portfolios are not responsible for the payment of subadvisory fees. The investment management fees incurred for the year ended August 31, 2009 were equivalent to an annual effective rate of each Portfolio’s average daily net assets as follows:

	Annual		Annual
Portfolio	Effective Rate	Portfolio	Effective Rate

Lifecycle 2045	0.06%	Lifecycle 2025	0.06%
Lifecycle 2040	0.06%	Lifecycle 2020	0.06%
Lifecycle 2035	0.06%	Lifecycle 2015	0.06%
Lifecycle 2030	0.06%	Lifecycle 2010	0.06%

50     Lifecycle Portfolios | Annual report

Expense reimbursements

The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, underlying fund expenses, Rule 12b-1 fees, transfer agency fees, service plan fees, state registration fees, printing and postage fees, taxes, brokerage commissions, interest, litigation and indemnification expenses, other expenses not incurred in the ordinary course of the Portfolios’ business, and fees under any agreement or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to contractually limit certain class-specific expenses to 0.50% for Class A and 0.05% for Class 1 for the Lifecycle funds. These expense reimbursements shall continue in effect until December 31, 2009, and thereafter until terminated by the Adviser on notice to JHF II.

In addition, effective April 1, 2009, the adviser has agreed to contractually limit certain class-specific expenses to 0.65% for Class R1, 0.60% for Class R3 (0.55% for Lifecycle 2045 and Lifecycle 2040), 0.30% for Class R4 and 0.00% for Class R5. These reimbursements will continue in effect until March 31, 2010 and thereafter, until terminated by the Adviser on notice to the Trust. Prior to April 1, 2009, the class-specific expense limits were as follows: 0.80% for Class R1, 0.70% for Class R3, 0.40% for Class R4 and 0.10% for Class R5.

For the year ended August 31, 2009, the expense reductions amounted to the following and are reflected as a reduction of total expenses in the Statements of Operations:

Expense Reimbursement by Class

Portfolio	Class A	Class R1	Class R3	Class R4	Class R5	Class 1	Merged Classes	Total

Lifecycle 2045	$14,917	$10,652	$10,740	$10,464	$10,615	$485	$45,813	$103,686
Lifecycle 2040	14,400	10,943	11,815	10,513	10,918	1	45,895	104,485
Lifecycle 2035	14,438	10,941	10,845	10,517	10,692	1	46,403	103,837
Lifecycle 2030	15,360	11,241	11,024	10,470	11,348	—	46,292	105,735
Lifecycle 2025	14,619	11,221	11,313	10,493	10,842	1	46,672	105,161
Lifecycle 2020	13,588	11,779	11,303	10,496	10,990	—	47,526	105,682
Lifecycle 2015	13,496	11,072	10,996	10,448	10,559	—	45,908	102,479
Lifecycle 2010	12,001	10,450	11,126	10,445	10,495	9	45,284	99,810

Expense recapture

Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers occurred. For the year ended August 31, 2009, the Portfolios did not recapture any expenses. The amounts of waived or reimbursed expenses subject to potential recovery through 2012 are as follows:

Reimbursement Amount
Portfolio	Subject to Recapture

Lifecycle 2045	$41,357
Lifecycle 2040	$41,838
Lifecycle 2035	$40,984
Lifecycle 2030	$42,476
Lifecycle 2025	$41,331
Lifecycle 2020	$40,504
Lifecycle 2015	$39,734
Lifecycle 2010	$38,053

Accounting and legal services fees

Pursuant to the Service Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred. The accounting and legal services fees incurred for the year ended August 31, 2009, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets.

Distribution and service plans

The Trust has a Distribution Agreement with the Distributor. The Portfolios have adopted Distribution Plans with respect to Class A, Class R1, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolios. Accordingly, the Portfolios make daily payments to the Distributor at an annual rate not to exceed 0.30%, 0.50%, 0.50%, 0.25% and 0.05% of the average daily net assets of Class A, Class R1, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of average daily net assets may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority. Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

Annual report | Lifecycle Portfolios     51

The Portfolios have also adopted a Service Plan with respect to Class R1, Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolios pay up to 0.25%, 0.15%, 0.10% and 0.05% of average daily net assets of Class R1, Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

Sales charges

Class A shares are assessed upfront sales charges of up to 5% of the net asset value of such shares. The following summarizes the net upfront sales charges received by the Distributor during the year ended August 31, 2009:

	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle	Lifecycle
	2045	2040	2035	2030	2025	2020	2015	2010

Net Sales Charges	$13,191	$13,842	$20,487	$29,490	$29,031	$100,255	$29,259	$15,000

Retained for Printing Prospectuses, advertising and sales literature	1,980	2,008	3,091	4,450	4,421	16,546	4,572	2,357

Sales commission to unrelated broker-dealers	11,054	11,754	17,357	24,903	24,425	77,565	24,660	12,539

Sales commission to affiliated sales personnel	157	80	39	137	185	6,144	27	104

Transfer agent fees

The Portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets for all classes;

• a monthly fee based on an annual rate of $16.50 per shareholder account; and

• Signature Services is reimbursed for certain out-of-pocket expenses.

Signature Services contractually agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class R1, Class R3, Class R4 and Class R5 shares’ average daily net assets until December 31, 2008, after which it expired.

	Transfer agent fee reduction by class

				Merged
Portfolio	Class A	Class R1	Class R3	Classes	Total

Lifecycle 2045	$1,425	$22	$17	$866	$2,330
Lifecycle 2040	1,174	—	—	982	2,156
Lifecycle 2035	1,237	8	4	895	2,144
Lifecycle 2030	1,332	—	—	835	2,167
Lifecycle 2025	619	—	—	846	1,465
Lifecycle 2020	951	—	—	784	1,735
Lifecycle 2015	574	24	—	521	1,119
Lifecycle 2010	216	18	—	416	650

The Portfolios may receive earnings credits from the transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Portfolios’ transfer agent fees and out of pocket expenses. During the year ended August 31, 2009, there were no earnings credits received by the Portfolios.

Class level expenses for the year ended August 31, 2009, were as follows:

		Distribution and	Transfer	State registration	Printing and
Portfolio	Share class	service fees	agent fees	fees	postage fees

Lifecycle 2045	Class A	$3,847	$7,795	$10,485	$628
	Class R1	1,456	587	10,367	2
	Class R3	1,113	445	10,367	1
	Class R4	500	234	10,367	1
	Class R5	64	257	10,367	2
	Class 1	57,779	—	—	—
	Merged Classes	7,627	4,945	43,072	363
	Total	$72,386	$14,263	$95,025	$997

52     Lifecycle Portfolios | Annual report

		Distribution and	Transfer	State registration	Printing and
Portfolio	Share class	service fees	agent fees	fees	postage fees

Lifecycle 2040	Class A	$4,764	$7,161	$10,343	$1,245
	Class R1	2,116	580	10,367	1
	Class R3	6,346	914	10,367	444
	Class R4	466	257	10,367	2
	Class R5	226	439	10,367	146
	Class 1	62,060	—	—	—
	Merged Classes	8,986	5,230	43,168	456
	Total	$84,964	$14,581	$94,979	$2,294

Lifecycle 2035	Class A	$7,034	$8,741	$10,348	$1,276
	Class R1	2,128	624	10,373	1
	Class R3	1,825	536	10,373	10
	Class R4	395	165	10,373	1
	Class R5	33	255	10,477	2
	Class 1	86,644	—	—	—
	Merged Classes	12,704	5,457	43,113	744
	Total	$110,763	$15,778	$95,057	$2,034

Lifecycle 2030	Class A	$11,013	$11,280	$10,982	$1,773
	Class R1	3,829	674	10,367	54
	Class R3	2,955	722	10,367	68
	Class R4	568	249	10,367	2
	Class R5	355	524	10,516	372
	Class 1	113,708	—	—	—
	Merged Classes	21,039	6,798	43,207	1,018
	Total	$153,467	$20,247	$95,806	$3,287

Lifecycle 2025	Class A	$11,796	$10,117	$10,917	$2,068
	Class R1	3,443	697	10,367	7
	Class R3	5,280	799	10,367	187
	Class R4	440	186	10,367	2
	Class R5	106	289	10,576	1
	Class 1	143,200	—	—	—
	Merged Classes	18,987	6,788	43,075	1,108
	Total	$183,252	$18,876	$95,669	$3,373

Lifecycle 2020	Class A	$16,337	$12,273	$10,910	$2,246
	Class R1	6,899	987	10,420	121
	Class R3	4,792	737	10,420	215
	Class R4	402	205	10,420	1
	Class R5	164	421	10,525	214
	Class 1	140,831	—	—	—
	Merged Classes	28,452	8,105	43,646	1,476
	Total	$197,877	$22,728	$96,341	$4,273

Lifecycle 2015	Class A	$9,784	$8,298	$10,717	$1,577
	Class R1	1,896	667	10,384	1
	Class R3	3,845	553	10,384	166
	Class R4	607	193	10,384	1
	Class R5	109	242	10,384	2
	Class 1	108,490	—	—	—
	Merged Classes	22,707	6,227	43,266	1,145
	Total	$147,438	$16,180	$95,519	$2,892

Lifecycle 2010	Class A	$6,157	$4,889	$10,463	$967
	Class R1	594	343	10,367	2
	Class R3	4,618	629	10,367	181
	Class R4	278	122	10,367	2
	Class R5	62	130	10,396	26
	Class 1	58,107	—	—	—
	Merged Classes	16,095	4,153	43,421	1,072
	Total	$85,911	$10,266	$95,381	$2,250

5. Trustee fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

Annual report | Lifecycle Portfolios     53

6. Portfolio share transactions

Share transactions for the Portfolios for the years ended August 31, 2009 and 2008, were as follows:

Lifecycle 2045 Portfolio

		Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class A shares
Sold	229,021	$1,543,975	98,037	$1,018,036
Issued in class	170,233	1,335,003	—	—
Distributions reinvested	3,299	19,894	2,858	30,538
Repurchased	(149,241)	(1,077,278)	(27,860)	(285,948)
Net increase	253,312	$1,821,594	73,035	$762,626
Class B1 shares
Sold	13,970	$102,558	28,315	$293,920
Redeemed in class	(38,259)	(297,616)	—	—
Distributions reinvested	621	3,746	316	3,363
Repurchased	(5,449)	(29,624)	(12,813)	(127,822)
Net increase (decrease)	(29,117)	$(220,936)	15,818	$169,461
Class C1 shares
Sold	14,614	$116,420	6,278	$66,271
Redeemed in class	(34,573)	(268,750)	—	—
Distributions reinvested	480	2,897	292	3,103
Repurchased	(508)	(3,272)	(560)	(5,554)
Net increase (decrease)	(19,987)	$(152,705)	6,010	$63,820
Class R1 shares
Sold	19,637	$133,997	7,021	$71,102
Redeemed in class	(34,994)	(272,677)	—	—
Distributions reinvested	380	2,295	232	2,465
Repurchased	(3,318)	(21,063)	(11)	(109)
Net increase (decrease)	(18,295)	$(157,448)	7,242	$73,458
Class R1 shares
Sold	29,624	$207,566	8,488	$85,788
Issued in class	34,911	272,677	—	—
Distributions reinvested	639	3,855	214	2,286
Repurchased	(4,672)	(32,120)	(65)	(633)
Net increase	60,502	$451,978	8,637	$87,441
Class R2[1] shares
Sold	76,052	$499,397	43,295	$431,933
Redeemed in class	(98,209)	(768,637)	—	—
Distributions reinvested	1,518	9,174	314	3,359
Repurchased	(22,159)	(149,381)	(11,469)	(114,671)
Net increase (decrease)	(42,798)	$(409,447)	32,140	$320,621
Class R3 shares
Sold	15,308	$101,575	21,803	$217,375
Distributions reinvested	601	3,627	295	3,144
Repurchased	(12,221)	(106,986)	(3,120)	(31,851)
Net increase (decrease)	3,688	$(1,784)	18,978	$188,668
Class R4 shares
Sold	29,331	$192,923	5,216	$52,001
Distributions reinvested	640	3,867	216	2,312
Repurchased	(3,056)	(20,000)	(872)	(8,736)
Net increase	26,915	$176,790	4,560	$45,577
Class R5 shares
Sold	11,408	$78,765	6,695	$68,210
Distributions reinvested	661	3,990	225	2,408
Repurchased	(1,080)	(6,920)	(391)	(3,782)
Net increase	10,989	$75,835	6,529	$66,836
Class 1 shares
Sold	13,894,735	$91,138,785	7,983,512	$82,402,161
Distributions reinvested	480,327	2,901,172	78,533	841,091
Repurchased	(133,787)	(864,726)	(11,424)	(126,806)
Net increase	14,241,275	$93,175,231	8,050,621	$83,116,446
Net increase	14,486,484	$94,759,108	8,223,570	$84,894,954

54     Lifecycle Portfolios | Annual report

Lifecycle 2040 Portfolio

		Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class A shares
Sold	307,579	$2,081,884	118,633	$1,239,743
Issued in class	201,887	1,579,502	—	—
Distributions reinvested	4,650	28,038	1,861	19,890
Repurchased	(74,687)	(486,334)	(42,305)	(422,298)
Net increase	439,429	$3,203,090	78,189	$837,335
Class B1 shares
Sold	20,105	$126,508	23,684	$251,706
Redeemed in class	(41,499)	(322,722)	—	—
Distributions reinvested	528	3,178	439	4,680
Repurchased	(4,740)	(34,298)	(12,894)	(129,491)
Net increase (decrease)	(25,606)	$(227,334)	11,229	$126,895
Class C1 shares
Sold	43,613	$267,683	25,422	$260,996
Redeemed in class	(66,426)	(516,364)	—	—
Distributions reinvested	782	4,706	323	3,444
Repurchased	(2,802)	(17,490)	(12,536)	(125,786)
Net increase (decrease)	(24,833)	$(261,465)	13,209	$138,654
Class R1 shares
Sold	31,048	$205,810	4,253	$43,142
Redeemed in class	(41,538)	(323,657)	—	—
Distributions reinvested	376	2,266	222	2,371
Repurchased	(4,823)	(32,106)	(79)	(750)
Net increase (decrease)	(14,937)	$(147,687)	4,396	$44,763
Class R1 shares
Sold	36,395	$238,132	20,931	$215,989
Issued in class	41,423	323,657	—	—
Distributions reinvested	597	3,598	294	3,141
Repurchased	(5,513)	(33,458)	(10,475)	(99,534)
Net increase	72,902	$531,929	10,750	$119,596
Class R2[1] shares
Sold	43,242	$280,858	62,292	$616,164
Redeemed in class	(94,651)	(740,416)	—	—
Distributions reinvested	2,102	12,672	582	6,223
Repurchased	(25,467)	(173,260)	(13,108)	(131,647)
Net increase (decrease)	(74,774)	$(620,146)	49,766	$490,740
Class R3 shares
Sold	79,740	$527,333	128,579	$1,248,512
Distributions reinvested	3,824	23,022	489	5,218
Repurchased	(43,415)	(279,770)	(18,094)	(178,830)
Net increase	40,149	$270,585	110,974	$1,074,900
Class R4 shares
Sold	13,824	$88,979	11,713	$118,813
Distributions reinvested	648	3,908	224	2,393
Repurchased	(74)	(496)	(4,073)	(42,234)
Net increase	14,398	$92,391	7,864	$78,972
Class R5 shares
Sold	19,850	$131,531	85,659	$842,514
Distributions reinvested	2,475	14,951	239	2,561
Repurchased	(16,221)	(95,430)	(30,558)	(297,549)
Net increase	6,104	$51,052	55,340	$547,526
Class 1 shares
Sold	13,144,771	$86,196,741	9,191,245	$95,022,350
Distributions reinvested	559,163	3,371,754	93,889	1,006,487
Repurchased	(54,593)	(417,267)	(20,936)	(234,174)
Net increase	13,649,341	$89,151,228	9,264,198	$95,794,663
Net increase	14,082,173	$92,043,643	9,605,915	$99,254,044

Annual report | Lifecycle Portfolios     55

Lifecycle 2035 Portfolio

		Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class A shares
Sold	366,112	$2,458,929	196,006	$2,041,324
Issued in class	264,955	2,079,523	—	—
Distributions reinvested	8,529	51,600	1,672	17,849
Repurchased	(97,826)	(627,225)	(31,220)	(324,132)
Net increase	541,770	$3,962,827	166,458	$1,735,041
Class B1 shares
Sold	23,555	$146,705	40,058	$425,469
Redeemed in class	(70,038)	(546,825)	—	—
Distributions reinvested	1,313	7,945	874	9,356
Repurchased	(13,027)	(81,697)	(18,788)	(199,268)
Net increase (decrease)	(58,197)	$(473,872)	22,144	$235,557
Class C1 shares
Sold	32,575	$211,238	25,658	$279,939
Redeemed in class	(55,314)	(431,814)	—	—
Distributions reinvested	799	4,837	536	5,740
Repurchased	(12,472)	(76,564)	(13,968)	(150,848)
Net increase (decrease)	(34,412)	$(292,303)	12,226	$134,831
Class R1 shares
Sold	31,214	$206,628	19,880	$201,125
Redeemed in class	(32,327)	(252,793)	—	—
Distributions reinvested	404	2,447	229	2,452
Repurchased	(7,579)	(50,054)	(22,220)	(227,053)
Net decrease	(8,288)	$(93,772)	(2,111)	$(23,476)
Class R1 shares
Sold	47,818	$361,428	18,677	$191,534
Issued in class	32,236	252,793	—	—
Distributions reinvested	534	3,229	217	2,332
Repurchased	(15,988)	(102,152)	(10,610)	(101,427)
Net increase	64,600	$515,298	8,284	$92,439
Class R2[1] shares
Sold	63,296	$419,564	142,396	$1,398,517
Redeemed in class	(140,202)	(1,100,884)	—	—
Distributions reinvested	4,320	26,138	306	3,297
Repurchased	(71,182)	(460,363)	(12,781)	(129,019)
Net increase (decrease)	(143,768)	$(1,115,545)	129,921	$1,272,795
Class R3 shares
Sold	28,944	$193,354	29,045	$298,140
Distributions reinvested	993	6,009	285	3,058
Repurchased	(1,053)	(6,658)	(10,473)	(100,269)
Net increase	28,884	$192,705	18,857	$200,929
Class R4 shares
Sold	15,000	$100,049	18,345	$182,548
Distributions reinvested	438	2,656	224	2,407
Repurchased	(14,870)	(122,851)	(5,947)	(56,797)
Net increase (decrease)	568	$(20,146)	12,622	$128,158
Class R5 shares
Sold	15,553	$104,010	15,402	$159,749
Distributions reinvested	758	4,591	250	2,698
Repurchased	(6,389)	(42,503)	(10,996)	(110,754)
Net increase	9,922	$66,098	4,656	$51,693
Class 1 shares
Sold	17,516,859	$116,193,783	13,037,246	$136,162,654
Distributions reinvested	834,103	5,054,667	144,091	1,554,738
Repurchased	(173,716)	(1,215,980)	(104,135)	(1,123,302)
Net increase	18,177,246	$120,032,470	13,077,202	$136,594,090
Net increase	18,578,325	$122,773,760	13,450,259	$140,422,057

56     Lifecycle Portfolios | Annual report

Lifecycle 2030 Portfolio

		Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class A shares
Sold	517,759	$3,514,857	289,702	$3,012,936
Issued in class	496,321	3,881,343	—	—
Distributions reinvested	14,663	88,422	2,865	30,623
Repurchased	(174,060)	(1,183,846)	(47,030)	(492,880)
Net increase	854,683	$6,300,776	245,537	$2,550,679
Class B1 shares
Sold	97,976	$670,934	47,041	$478,082
Redeemed in class	(142,045)	(1,107,266)	—	—
Distributions reinvested	1,516	9,160	396	4,233
Repurchased	(12,470)	(93,808)	(19,905)	(208,883)
Net increase (decrease)	(55,023)	$(520,980)	27,532	$273,432
Class C1 shares
Sold	101,600	$690,300	31,099	$324,051
Redeemed in class	(142,763)	(1,114,055)	—	—
Distributions reinvested	1,551	9,370	578	6,169
Repurchased	(11,889)	(86,715)	(31,005)	(323,375)
Net increase (decrease)	(51,501)	$(501,100)	672	$6,845
Class R1 shares
Sold	75,532	$500,822	12,120	$122,761
Redeemed in class	(77,815)	(606,314)	—	—
Distributions reinvested	551	3,325	221	2,357
Repurchased	(22,361)	(176,204)	(274)	(2,721)
Net increase (decrease)	(24,093)	$(278,371)	12,067	$122,397
Class R1 shares
Sold	59,596	$406,778	34,528	$347,211
Issued in class	77,741	606,314	—	—
Distributions reinvested	1,912	11,513	208	2,217
Repurchased	(12,104)	(91,401)	(11,401)	(112,864)
Net increase	127,145	$933,204	23,335	$236,564
Class R2[1] shares
Sold	138,277	$956,649	144,745	$1,413,285
Redeemed in class	(212,775)	(1,660,022)	—	—
Distributions reinvested	5,744	34,577	331	3,534
Repurchased	(71,156)	(462,320)	(18,261)	(179,343)
Net increase (decrease)	(139,910)	$(1,131,116)	126,815	$1,237,476
Class R3 shares
Sold	35,638	$240,343	78,378	$829,159
Distributions reinvested	1,847	11,121	932	9,945
Repurchased	(29,722)	(238,267)	(18,674)	(198,780)
Net increase	7,763	$13,197	60,636	$640,324
Class R4 shares
Sold	33,652	$213,678	2,214	$22,031
Distributions reinvested	1,064	6,406	210	2,244
Repurchased	(334)	(1,826)	(629)	(6,325)
Net increase	34,382	$218,258	1,795	$17,950
Class R5 shares
Sold	52,792	$333,340	149,048	$1,451,436
Distributions reinvested	3,960	23,761	241	2,567
Repurchased	(35,278)	(232,575)	(54,791)	(530,702)
Net increase	21,474	$124,526	94,498	$923,301
Class 1 shares
Sold	21,292,383	$139,783,901	18,232,119	$187,652,703
Distributions reinvested	1,115,358	6,692,147	187,107	1,996,434
Repurchased	(138,463)	(897,765)	(49,768)	(528,520)
Net increase	22,269,278	$145,578,283	18,369,458	$189,120,617
Net increase	23,044,198	$150,736,677	18,962,345	$195,129,585

Annual report | Lifecycle Portfolios     57

Lifecycle 2025 Portfolio

		Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class A shares
Sold	546,527	$3,715,152	361,450	$3,703,251
Issued in class	394,887	3,126,927	—	—
Distributions reinvested	17,730	108,862	1,640	17,449
Repurchased	(138,705)	(931,494)	(47,605)	(488,900)
Net increase	820,439	$6,019,447	315,485	$3,231,800
Class B1 shares
Sold	66,594	$424,209	60,998	$632,404
Redeemed in class	(129,323)	(1,020,540)	—	—
Distributions reinvested	2,030	12,487	322	3,416
Repurchased	(9,291)	(59,775)	(15,122)	(157,598)
Net increase (decrease)	(69,990)	$(643,619)	46,198	$478,222
Class C1 shares
Sold	50,775	$355,007	63,029	$658,808
Redeemed in class	(105,394)	(831,711)	—	—
Distributions reinvested	2,235	13,748	344	3,655
Repurchased	(19,653)	(130,661)	(12,783)	(133,371)
Net increase (decrease)	(72,037)	$(593,617)	50,590	$529,092
Class R1 shares
Sold	57,997	$397,066	4,088	$41,973
Redeemed in class	(64,033)	(505,063)	—	—
Distributions reinvested	655	4,021	185	1,963
Repurchased	(9,375)	(61,014)	(7)	(66)
Net increase (decrease)	(14,756)	$(164,990)	4,266	$43,870
Class R1 shares
Sold	81,791	$586,872	32,763	$329,022
Issued in class	63,986	505,063	—	—
Distributions reinvested	1,245	7,634	232	2,456
Repurchased	(24,434)	(156,018)	(13,265)	(126,697)
Net increase	122,588	$943,551	19,730	$204,781
Class R2[1] shares
Sold	73,262	$487,756	178,139	$1,738,279
Redeemed in class	(161,546)	(1,274,676)	—	—
Distributions reinvested	4,816	29,476	391	4,146
Repurchased	(95,137)	(673,953)	(10,732)	(113,356)
Net increase (decrease)	(178,605)	$(1,431,397)	167,798	$1,629,069
Class R3 shares
Sold	161,475	$1,015,788	54,594	$577,342
Distributions reinvested	2,262	13,867	855	9,067
Repurchased	(35,703)	(214,461)	(24,749)	(248,136)
Net increase	128,034	$815,194	30,700	$338,273
Class R4 shares
Sold	22,725	$153,992	11,846	$119,032
Distributions reinvested	621	3,803	220	2,339
Repurchased	(11,951)	(106,001)	(594)	(6,004)
Net increase	11,395	$51,794	11,472	$115,367
Class R5 shares
Sold	35,934	$227,122	30,069	$309,143
Distributions reinvested	1,414	8,641	254	2,694
Repurchased	(24,077)	(159,502)	(10,901)	(108,814)
Net increase	13,271	$76,261	19,422	$203,023
Class 1 shares
Sold	24,268,616	$164,106,191	22,895,610	$235,338,535
Distributions reinvested	1,620,343	9,900,298	269,249	2,856,733
Repurchased	(622,833)	(4,316,869)	(45,102)	(470,040)
Net increase	25,266,126	$169,689,620	23,119,757	$237,725,228
Net increase	26,026,465	$174,762,244	23,785,418	$244,498,725

58     Lifecycle Portfolios | Annual report

Lifecycle 2020 Portfolio

		Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class A shares
Sold	843,398	$5,840,412	346,873	$3,614,886
Issued in class	567,982	4,597,659	—	—
Distributions reinvested	24,115	152,168	4,411	46,760
Repurchased	(257,578)	(1,776,958)	(45,096)	(464,080)
Net increase	1,177,917	$8,813,281	306,188	$3,197,566
Class B1 shares
Sold	89,162	$596,442	101,666	$1,062,506
Redeemed in class	(194,540)	(1,572,500)	—	—
Distributions reinvested	4,351	27,498	1,050	11,135
Repurchased	(32,084)	(236,191)	(26,115)	(267,174)
Net increase (decrease)	(133,111)	$(1,184,751)	76,601	$806,467
Class C1 shares
Sold	111,994	$801,109	79,442	$833,142
Redeemed in class	(170,215)	(1,374,827)	—	—
Distributions reinvested	3,553	22,452	837	8,877
Repurchased	(63,252)	(451,361)	(19,431)	(201,977)
Net increase (decrease)	(117,920)	$(1,002,627)	60,848	$640,042
Class R1 shares
Sold	46,005	$302,437	20,925	$221,867
Redeemed in class	(49,389)	(398,486)	—	—
Distributions reinvested	1,038	6,550	383	4,053
Repurchased	(19,700)	(127,322)	(10,349)	(103,704)
Net increase (decrease)	(22,046)	$(216,821)	10,959	$122,216
Class R1 shares
Sold	147,687	$1,170,558	30,910	$311,811
Issued in class	49,324	398,486	—	—
Distributions reinvested	3,791	23,881	205	2,165
Repurchased	(18,534)	(121,897)	(15,236)	(146,814)
Net increase	182,268	$1,471,028	15,879	$167,162
Class R2[1] shares
Sold	158,681	$1,104,503	156,560	$1,552,843
Redeemed in class	(204,215)	(1,650,332)	—	—
Distributions reinvested	7,295	45,961	418	4,418
Repurchased	(119,590)	(847,189)	(18,955)	(192,751)
Net increase (decrease)	(157,829)	$(1,347,057)	138,023	$1,364,510
Class R3 shares
Sold	42,845	$295,131	102,114	$1,086,512
Distributions reinvested	4,425	27,878	1,002	10,614
Repurchased	(21,774)	(141,477)	(28,981)	(303,910)
Net increase	25,496	$181,532	74,135	$793,216
Class R4 shares
Sold	16,780	$115,799	4,387	$44,331
Distributions reinvested	796	5,017	230	2,435
Repurchased	(232)	(1,537)	(439)	(4,410)
Net increase	17,344	$119,279	4,178	$42,356
Class R5 shares
Sold	16,798	$115,596	64,772	$632,997
Distributions reinvested	4,154	26,127	378	4,002
Repurchased	(5,257)	(30,146)	(11,818)	(123,740)
Net increase	15,695	$111,577	53,332	$513,259
Class 1 shares
Sold	22,631,842	$156,559,554	22,479,297	$232,024,606
Distributions reinvested	1,791,509	11,268,593	268,281	2,841,099
Repurchased	(833,821)	(5,768,240)	(164,608)	(1,816,093)
Net increase	23,589,530	$162,059,907	22,582,970	$233,049,612
Net increase	24,577,344	$169,005,348	23,323,113	$240,696,406

Annual report | Lifecycle Portfolios     59

Lifecycle 2015 Portfolio

		Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class A shares
Sold	496,481	$3,592,049	256,050	$2,615,937
Issued in class	460,316	3,769,840	—	—
Distributions reinvested	20,774	133,990	2,745	28,683
Repurchased	(212,468)	(1,467,009)	(49,748)	(505,001)
Net increase	765,103	$6,028,870	209,047	$2,139,619
Class B1 shares
Sold	45,711	$308,201	69,878	$711,535
Redeemed in class	(129,739)	(1,060,260)	—	—
Distributions reinvested	4,076	26,402	783	8,177
Repurchased	(13,948)	(96,432)	(19,999)	(206,216)
Net increase (decrease)	(93,900)	$(822,089)	50,662	$513,496
Class C1 shares
Sold	117,378	$838,380	72,676	$739,069
Redeemed in class	(147,565)	(1,205,250)	—	—
Distributions reinvested	4,146	26,826	452	4,728
Repurchased	(53,252)	(353,757)	(18,472)	(192,134)
Net increase (decrease)	(79,293)	$(693,801)	54,656	$551,663
Class R1 shares
Sold	54,171	$363,720	7,380	$75,071
Redeemed in class	(51,647)	(421,825)	—	—
Distributions reinvested	846	5,465	222	2,314
Repurchased	(20,997)	(140,771)	(383)	(3,724)
Net increase (decrease)	(17,627)	$(193,411)	7,219	$73,661
Class R1 shares
Sold	40,523	$286,908	21,618	$223,188
Issued in class	51,584	421,825	—	—
Distributions reinvested	1,140	7,367	391	4,081
Repurchased	(21,359)	(151,325)	(10,670)	(102,139)
Net increase	71,888	$564,775	11,339	$125,130
Class R2[1] shares
Sold	188,699	$1,321,711	121,562	$1,195,474
Redeemed in class	(184,129)	(1,504,330)	—	—
Distributions reinvested	7,027	45,326	510	5,315
Repurchased	(136,323)	(949,176)	(12,505)	(124,199)
Net increase (decrease)	(124,726)	$(1,086,469)	109,567	$1,076,590
Class R3 shares
Sold	57,679	$408,695	71,912	$731,743
Distributions reinvested	3,473	22,438	321	3,353
Repurchased	(39,547)	(263,835)	(10,414)	(99,769)
Net increase	21,605	$167,298	61,819	$635,327
Class R4 shares
Sold	27,727	$195,515	8,080	$80,771
Distributions reinvested	1,311	8,458	261	2,726
Repurchased	(3,377)	(23,477)	(706)	(7,076)
Net increase	25,661	$180,496	7,635	$76,421
Class R5 shares
Sold	8,051	$59,632	61,469	$625,889
Distributions reinvested	2,734	17,607	288	3,004
Repurchased	(46,068)	(289,507)	(23,994)	(240,340)
Net increase (decrease)	(35,283)	$(212,268)	37,763	$388,553
Class 1 shares
Sold	14,997,929	$106,432,784	17,158,243	$176,378,050
Distributions reinvested	1,611,108	10,375,537	254,558	2,660,134
Repurchased	(1,640,803)	(11,608,029)	(251,331)	(2,535,009)
Net increase	14,968,234	$105,200,292	17,161,470	$176,503,175
Net increase	15,501,662	$109,133,693	17,711,177	$182,083,635

60     Lifecycle Portfolios | Annual report

Lifecycle 2010 Portfolio

		Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class A shares
Sold	292,785	$2,223,749	206,150	$2,112,391
Issued in class	289,387	2,428,586	—	—
Distributions reinvested	15,125	101,640	2,495	25,819
Repurchased	(136,259)	(940,575)	(60,209)	(603,338)
Net increase	461,038	$3,813,400	148,436	$1,534,872
Class B1 shares
Sold	22,919	$163,095	23,018	$235,563
Redeemed in class	(39,224)	(328,622)	—	—
Distributions reinvested	1,266	8,530	280	2,904
Repurchased	(8,127)	(60,309)	(12,596)	(126,151)
Net increase (decrease)	(23,166)	$(217,306)	10,702	$112,316
Class C1 shares
Sold	75,643	$534,756	100,254	$1,040,588
Redeemed in class	(154,022)	(1,291,223)	—	—
Distributions reinvested	3,652	24,615	1,147	11,884
Repurchased	(27,255)	(207,624)	(38,965)	(403,306)
Net increase (decrease)	(101,982)	$(939,476)	62,436	$649,166
Class R1 shares
Sold	6,771	$47,094	174	$1,776
Redeemed in class	(17,574)	(147,035)	—	—
Distributions reinvested	551	3,703	211	2,182
Repurchased	(272)	(2,275)	—	—
Net increase (decrease)	(10,524)	$(98,513)	385	$3,958
Class R1 shares
Sold	4,910	$35,868	2,725	$27,217
Issued in class	17,555	147,035	—	—
Distributions reinvested	772	5,188	238	2,456
Repurchased	(2,129)	(14,370)	(25)	(258)
Net increase	21,108	$173,721	2,938	$29,415
Class R2[1] shares
Sold	33,248	$245,028	311,738	$3,064,593
Redeemed in class	(96,489)	(808,741)	—	—
Distributions reinvested	6,716	45,062	264	2,730
Repurchased	(178,344)	(1,417,832)	(87,280)	(881,776)
Net increase (decrease)	(234,869)	$(1,936,483)	224,722	$2,185,547
Class R3 shares
Sold	66,834	$531,367	97,370	$1,016,704
Distributions reinvested	4,911	33,000	1,055	10,914
Repurchased	(3,423)	(23,484)	(26,359)	(266,281)
Net increase	68,322	$540,883	72,066	$761,337
Class R4 shares
Sold	5,894	$43,791	16,708	$166,308
Distributions reinvested	704	4,721	264	2,730
Repurchased	(13,926)	(122,010)	(5,964)	(57,706)
Net increase (decrease)	(7,328)	$(73,498)	11,008	$111,332
Class R5 shares
Sold	8,201	$64,370	57,081	$557,654
Distributions reinvested	1,120	7,502	290	3,005
Repurchased	(35,976)	(287,506)	(16,191)	(158,353)
Net increase (decrease)	(26,655)	$(215,634)	41,180	$402,306
Class 1 shares
Sold	6,471,288	$47,546,820	10,300,472	$105,648,006
Distributions reinvested	942,312	6,322,912	147,202	1,523,542
Repurchased	(1,898,895)	(13,768,484)	(368,067)	(3,737,100)
Net increase	5,514,705	$40,101,248	10,079,607	$103,434,448
Net increase	5,660,649	$41,148,342	10,653,480	$109,224,697

[1]	Effective at the close of business on August 21, 2009, Classes B, C and R2 merged into Class A and Class R merged into Class R1.

Annual report | Lifecycle Portfolios     61

7. Purchases and sales of securities

The following summarizes the purchases and sales of the affiliated underlying funds for the year ended August 31, 2009:

	Purchases		Sales and Maturities
	U.S.	Other	U.S.	Other
Portfolio	Government	Issuers	Government	Issuers

Lifecycle 2045	—	$121,942,720	—	$26,848,297
Lifecycle 2040	—	118,426,109	—	26,125,315
Lifecycle 2035	—	159,200,856	—	36,339,322
Lifecycle 2030	—	206,463,996	—	55,445,167
Lifecycle 2025	—	250,290,362	—	75,342,598
Lifecycle 2020	—	249,021,361	—	79,555,840
Lifecycle 2015	—	173,295,618	—	63,777,154
Lifecycle 2010	—	79,406,662	—	37,933,966

8. Investment in affiliated underlying funds

The Portfolios invest primarily in underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investments may represent a significant portion of each underlying fund’s net assets. For the year ended August 31, 2009, the following Portfolios held 5% or more of the underlying funds’ net assets:

Portfolio	Affiliate-Class NAV	Percent of Underlying
		Funds’ Net Assets

Lifecycle 2045	International Equity Index	6.14%
Lifecycle 2040	International Equity Index	6.47%
Lifecycle 2035	International Equity Index	8.86%
	Small Cap Index	6.06%

Lifecycle 2030	International Equity Index	11.28%
	Small Cap Growth	5.21%
	Small Cap Index	7.85%

Lifecycle 2025	Index 500	5.48%
	International Equity Index	13.70%
	Small Cap Growth	5.41%
	Small Cap Index	6.45%

Lifecycle 2020	Index 500	5.55%
	International Equity Index	11.11%
	Small Cap Index	5.14%

62     Lifecycle Portfolios | Annual report

Auditors report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 6) which are part of John Hancock Funds II (the “Trust”) at August 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’smanagement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted ouraudits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 23, 2009

Annual report | Lifecycle Portfolios     63

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended August 31, 2009.

Long Term Capital Gains The Portfolios below have designated the following amounts as capital gain dividends paid during the year.

Portfolio	Capital Gain
Lifecycle 2045	$962,229
Lifecycle 2040	1,157,256
Lifecycle 2035	2,042,797
Lifecycle 2030	2,553,593
Lifecycle 2025	2,908,069
Lifecycle 2020	2,411,072
Lifecycle 2015	1,763,044
Lifecycle 2010	855,324

Dividend Received Deduction Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s fiscal 2009 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Dividend Received
Portfolio	Deduction
Lifecycle 2045	64.18%
Lifecycle 2040	63.27%
Lifecycle 2035	64.88%
Lifecycle 2030	61.67%
Lifecycle 2025	43.97%
Lifecycle 2020	29.71%
Lifecycle 2015	21.55%
Lifecycle 2010	16.74%

Qualified Dividend Income The Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for the calendar year 2009.

64     Lifecycle Portfolios | Annual report

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements (the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report.

EVALUATION BY THE BOARD OF TRUSTEES

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.

the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

APPROVAL OF ADVISORY AGREEMENT

At its meeting on May 28–29, 2009, the Board, including all the Independent Trustees, approved the Advisory Agreement.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1)

(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2)

reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3)	reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded (i) that

Annual report | Lifecycle Portfolios     65

to the extent that Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arms-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4)	(a) reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

(b) reviewed the profitability of the JHIMS’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

(c) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds,

(d) noted that JHIMS pays the subadvisory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information; and

(e) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provide to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profitability from their relationship with each Fund was reasonable and not excessive.

(5)

reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that JHIMS is currently waiving fees and or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund and concluded that the advisory fee to be paid to the Adviser with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying portfolios.

Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

APPROVAL OF SUBADVISORY AGREEMENTS

At its meeting on May 28–29, 2009, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

In making its determination with respect to the factors that it considers, the Board reviewed:

(1)	information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

(2)	the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3)	the subadvisory fee for each Fund and comparative fee information; and

(4)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board noted that in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee and would not be an expense of the Fund.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadviser has extensive experience and demonstrated skills as a manager;

(2)

Although not without variation, the current and historical performance of each Fund managed by a Subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3)

The subadvisory fees are generally competitive within the range of industry norms and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arms-length negotiation between the Adviser and the subadviser;

(4)

With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

66     Lifecycle Portfolios | Annual report

(5)

The Material Relationships consist of arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate.

In addition, the Trustees reviewed the subadvisory fee to be paid to the subadviser for each Fund and concluded that the subadvisory fee to be paid to the subadviser with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying portfolios.

Additional information that the Board considered for a particular Fund is set forth in Appendix A.

Annual report | Lifecycle Portfolios     67

John Hancock Funds II
Appendix A

Portfolio	Performance of Portfolio as
(Subadviser)	of March 31, 2009	Fees and Expenses	Other Comments

Lifecycle 2010 (MFC Global Investment Management (U.S.A.) Limited)*	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board also noted that the Fund is subject to contractual and voluntary fee waivers, which reduce certain expenses of the Fund.

The Board took into account management’s discussion of the Fund’s per- formance, including the factors that contributed to its underperformance relative to its benchmark and peer group. The Board also took into account management’s discussion of the Fund’s more recent improved performance for the year-to-date through May 28, 2009.

The Board also took into account management’s discussion of its proposed plans, including potential changes to the Lifecycle structure.

Lifecycle 2015 (MFC Global Investment Management (U.S.A.) Limited)*	The Fund underperformed the benchmark index over the one-year period. The Fund modestly underperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board noted that the Fund is subject to contractual and voluntary fee waivers, which reduce certain expenses of the Fund.

The Board took into account man- agement’s discussion of the Fund’s performance, including the factors that contributed to its underperformance relative to its benchmark and peer group. The Board also took into account management’s discussion of the Fund’s more recent improved performance for the year-to-date through May 28, 2009.

The Board also took into account management’s discussion of its proposed plans, including potential changes to the Lifecycle structure.

68     Lifecycle Portfolios | Annual report

Appendix A (continued)

Portfolio	Performance of Portfolio as
(Subadviser)	of March 31, 2009	Fees and Expenses	Other Comments

Lifecycle 2020 (MFC Global Investment Management (U.S.A.) Limited)*	The Fund modestly underperformed the benchmark index over the one-year period. The Fund under- performed the Morningstar Category Average over the one-year period.

No subadvisory fee com- parative information recorded due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board noted that the Fund is subject to contractual and voluntary fee waivers, which reduce certain expenses of the Fund.

The Board took into account man- agement’s discussion of the Fund’s performance, including the factors that contributed to its underperformance relative to its benchmark and peer group. The Board also took into account management’s discussion of the Fund’s more recent improved performance for the year-to-date through May 28, 2009.

The Board also took into account management’s discussion of its proposed plans, including potential changes to the Lifecycle structure.

Lifecycle 2025 (MFC Global Investment Management (U.S.A.) Limited)*	The Fund modestly underperformed the benchmark index over the one-year period. The Fund modestly under- performed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information record- ed due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board also noted that the Fund is subject to contractual and voluntary fee waivers, which reduce certain expenses of the Fund.

The Board took into account manage- ment’s discussion of the Fund’s perform- ance, including the factors that contributed to its underperformance relative to its benchmark and peer group. The Board also took into account management’s discussion of the Fund’s more recent improved performance for the year-to-date through May 28, 2009.

The Board also took into account management’s discussion of its proposed plans, including potential changes to the Lifecycle structure.

Annual report | Lifecycle Portfolios     69

Appendix A (continued)

Portfolio	Performance of Portfolio as
(Subadviser)	of March 31, 2009	Fees and Expenses	Other Comments

Lifecycle 2030 (MFC Global Investment Management (U.S.A.) Limited)*	The Fund modestly underperformed the benchmark index over the one-year period. The Fund modestly underperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information record- ed due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board also noted that the Fund is subject to contractual and voluntary fee waivers, which reduce certain expenses of the Fund.

The Board took into account man- agement’s discussion of the Fund’s performance, including the factors that contributed to its underperformance relative to its benchmark and peer group. The Board also took into account management’s discussion of the Fund’s more recent improved performance for the year-to-date through May 28, 2009.

The Board also took into account management’s discussion of its proposed plans, including potential changes to the Lifecycle structure.

Lifecycle 2035 (MFC Global Investment Management (U.S.A.) Limited)*	The Fund slightly underper- formed the benchmark index over the one-year period. The Fund slightly under- performed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board also noted that the Fund is subject to voluntary and contractual fee waivers, which reduce certain expenses of the Fund.

The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to its underperformance relative to its benchmark and peer group. The Board also took into account management’s discussion of the Fund’s more recent improved performance for the year-to-date through May 28, 2009.

The Board also took into account man- agement’s discussion of its proposed plans, including potential changes to the Lifecycle structure.

70     Lifecycle Portfolios | Annual report

Appendix A (continued)

Portfolio	Performance of Portfolio as
(Subadviser)	of March 31, 2009	Fees and Expenses	Other Comments

Lifecycle 2040 (MFC Global Investment Management (U.S.A.) Limited)*	The Fund slightly underperformed the benchmark index over the one-year period. The Fund slightly underperformed the Morningstar Category Average over the one-year period.

No subadvisory fee com- parative information recorded due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board also noted that the Fund is subject to voluntary and contractual fee waivers, which reduce certain expenses of the Fund.

The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to its underperformance relative to its benchmark and peer group. The Board also took into account management’s discussion of the Fund’s more recent improved per- formance for the year-to-date through May 28, 2009.

The Board also took into account management’s discussion of its proposed plans, including potential changes to the Lifecycle structure.

Lifecycle 2045 (MFC Global Investment Management (U.S.A.) Limited)*	The Fund slightly underperformed the benchmark index over the one-year period. The Fund slightly under- performed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure. The Board also noted that the Fund is subject to voluntary and contractual fee waivers, which reduce certain expenses of the Fund.

The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to its underperformance relative to its benchmark and peer group. The Board also took into account management’s discussion of the Fund’s more recent improved per- formance for the year-to-date through May 28, 2009.

The Board also took into account man- agement’s discussion of its proposed plans, including potential changes to the Lifecycle structure.

*Deutsche Investment Management America Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolio.

Annual report | Lifecycle Portfolios     71

Trustees and Officers Financial statements

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

		Number of
Name, Year of Birth	Trustee	John Hancock
Position(s) held with Fund	of Fund	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	212
Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since
1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	212
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public
Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004)
and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust
(since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Theron S. Hoffman,[2] Born: 1947	2008	212
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief
Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating
Head & Senior Managing Director, Putnam Investments (2000–2003).

Hassell H. McClellan, Born: 1945	2005	212
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management,
Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock
Funds III (2005–2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates, Born: 1946	2005	212
Chairman of the Board of John Hancock Funds II; Managing Director, Wydown Group (finan-
cial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since
2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006). Director of the following publicly traded companies: Stifel
Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut
River Bancorp, Director (since 1998); Virtus Investment Management (since 2009); and
Emerson Investment Management (since 2000). Trustee of John Hancock Trust (since 2004)
and former Trustee of John Hancock Funds III (2005–2006).

Steven M. Roberts,[2] Born: 1944	2008	212
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008);
Board of Governors Deputy Director, Federal Reserve System (2005–2008); Partner, KPMG
(1987–2004).

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

[2]	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

72     Lifecycle Portfolios | Annual report

Trustee Emeritus
Number of
Name, Year of Birth	Trustee	John Hancock
Position(s) held with Fund	of Fund	funds overseen
Principal occupation(s) and other directorships during past 5 years	since	by Trustee

John D. Richardson,[1] Born: 1938	2006	212
Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President,
Office of the President, MFC, February 2000 to March 2002 (Retired, March 2002); Executive
Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to
January 2000.

[1]	Mr. Richardson became a non-voting Trustee Emeritus on December 14, 2006.

Non-Independent Trustees1

		Number of
Name, Year of Birth	Trustee	John Hancock
Position(s) held with Fund	of Fund	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1,2]	by Trustee

James R. Boyle,[2] Born: 1959	2005	264
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President,
John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice
President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John
Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and
The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005);
Chairman and Director, John Hancock Investment Management Services, LLC (since 2006);
Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey,[3,4] Born: 1946	2008	212
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief
Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President,
Frontier Capital Management Company (1988–2007).

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[2]	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

[3]	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

[4]

Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

Annual report | Lifecycle Portfolios     73

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009
President
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice
President, Individual Business Product Management, MetLife, Inc. (1999–2006); Vice President, Annuity Product
Management, John Hancock Life Insurance Company (1990–1999).

Thomas M. Kinzler, Born: 1955	2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal
Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser
and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of
Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Michael J. Leary, Born: 1965	2007
Treasurer
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007–2009); Vice President and Director of
Fund Administration, JP Morgan (2004–2007); Vice President and Senior Manager of Fund Administration,
JP Morgan (1993–2004); Manager, Ernst & Young, LLC (1988–1993).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–
2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder Funds, Deutsche
Asset Management (2003–2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003);
Vice President and Treasurer, Deutsche Global Fund Services (1999–2002).

John G. Vrysen, Born: 1955	2007
Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief
Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management Services, LLC and
John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2007); Director, John Hancock Signature Services, Inc. (since
2005); Chief Financial Officer, the Adviser, The Berkeley Group, Manulife Financial Corporation Global Investment
Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President,
Manulife Financial Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

74     Lifecycle Portfolios | Annual report

More information

Trustees
James M. Oates,** Chairman
James R. Boyle†
Grace K. Fey**†
Charles L. Bardelis*
Peter S. Burgess*
Theron S. Hoffman**
Hassell H. McClellan**
Steven M. Roberts*
John D. Richardson, Trustee Emeritus
*Member of the Audit Committee
**Member of the Compliance Committee
†Non-Independent Trustee

Officers
Hugh McHaffie
President
Thomas M. Kinzler
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Michael J. Leary
Treasurer
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

Investment adviser
John Hancock Investment Management Services, LLC

Investment subadviser
MFC Global Investment Management (U.S.A.) Limited

Principal distributor
John Hancock Funds, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
John Hancock Signature Services, Inc.

Legal counsel
K&L Gates LLP

Independent registered public accounting firm
PricewaterhouseCoopers LLP

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelvemonth period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form3N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to3receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Lifecycle Portfolios | Annual report     75

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Lifecycle Portfolios.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	LC00A 8/09
10/09

John Hancock Lifecycle Retirement

Portfolio

Annual Report
8.31.09

Lifecycle Retirement Portfolio

Performance results

For the 12 months ended August 31, 2009, the John Hancock Lifecycle Retirement Portfolio’s Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares returned -9.88%, -10.55%, -10.55%, -10.42%, -10.19%, -10.07%, -10.09%, -9.81%, -9.63% and -9.57%, respectively, at net asset value. In comparison, the Standard & Poor’s 500 Index returned -18.25%, the Barclays Capital U.S. Aggregate Bond Index returned 7.94% and the Portfolio’s blended benchmark — 50% S&P 500 Index/50% Barclays Capital U.S. Aggregate Index — returned -5.16% over the same period. At the same time, the average retirement income portfolio returned -3.22%, according to Morningstar, Inc.1

Performance review

During the first half of the year ended August 31, 2009, investors endured the most difficult time that they had seen in decades, as a severe recession and the continued financial crisis weighed on financial markets. In early March, stocks staged a major rally, as investors appeared to be convinced that massive government intervention had begun to stabilize the markets and that the economy was recovering. Despite the rally, stocks still ended the period down, with the Standard & Poor’s 500 Index returning -18.25%. Bonds fared better, mostly generating positive results. The broad Barclays Capital U.S. Aggregate Bond Index returned 7.94%.

The Portfolio lagged its blended benchmark due to its allocations to real estate - both global and U.S. - and commodities. Also detracting from performance was our lack of exposure to emerging markets, which outperformed the S&P 500 Index. We sold our emerging-market stake during the period, missing the sharp rebound that lifted these markets later in the period.

The biggest contributor to the Portfolio’s absolute performance was its 55% stake in fixed-income, since bonds overall produced positive results while the blended benchmark index lost ground.

Overall, the significant challenges to asset allocation and manager selection in 2008 have given way to strong positive results in 2009. However, these recent gains have not been strong enough as of yet to overcome the widespread declines experienced in 2008.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Past performance is no guarantee of future results.

Asset Allocation

Equity	% of Total
Exchange Traded Funds and Other	13%
U.S. Large Cap	9%
U.S. Mid Cap	6%
U.S. Small Cap	1%
Real Estate	4%
Natural Resources	3%
Large Blend	2%
International Large Cap	6%
International Small Cap	1%

Fixed Income	% of Total

Multi-Sector Bond	12%
U.S. High Yield Bond	12%
Intermediate Bond	11%
U.S. Government and Agency	7%
Global Bond	4%
Short-term Securities	1%

As a percentage of Net Assets on August 31, 2009

2

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Without sales charge	8,960	8,960	9,003	9,065	9,114	9,093	9,163	9,233	9,244
With maximum sales charge	8,719	8,960	9,003	9,065	9,114	9,093	9,163	9,233	9,244
Index[2,3]	9,805	9,805	9,805	9,805	9,805	9,805	9,805	9,805	9,805

Performance chart

Total returns with maximum sales charge for the period ended August 31, 2009.

	Class A	Class B	Class C	Class R1	Class R1[1]	Class R2[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06	10-30-06
Average annual returns — 1 year	–14.39%	–14.79%	–11.40%	–10.42%	–10.19%	–10.07%	–10.09%	–9.81%	–9.63%	–9.57%
Average annual returns — Since inception	–4.81%	–4.70%	–3.79%	–3.63%	–3.39%	–3.21%	–3.29%	–3.03%	–2.77%	–2.73%
Cumulative total returns — 1 year	–14.39%	–14.79%	–11.40%	–10.42%	–10.19%	–10.07%	–10.09%	–9.81%	–9.63%	–9.57%
Cumulative total returns — Since inception	–13.07%	–12.81%	–10.40%	–9.97%	–9.35%	–8.86%	–9.07%	–8.37%	–7.67%	–7.56%
Cumulative total returns — 6 months	26.79%	27.88%	31.88%	32.96%	33.12%	33.12%	33.13%	33.32%	33.52%	33.56%

Performance figures assume all distributions are reinvested. Returns at public offering price (POP) reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until December 31, 2009. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class A — 1.34%, Class B — 2.04%, Class C — 2.04%, Class R — 1.91%, Class R1 — 1.66%, Class R2 — 1.41%, Class R3 — 1.56%, Class R4 — 1.26%, Class R5 — 0.96%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.52%, Class B — 5.16%, Class C — 2.32%, Class R — 15.99%, Class R1 — 16.77%, Class R2 — 12.27%, Class R3 — 11.40%, Class R4 — 16.43%, Class R5 — 15.83%. The net expenses equal the gross expenses and are as follows: Class 1 — 0.89%. Fund’s expenses for the current fiscal year may be higher than the expenses listed above, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate; ii) a significant decrease in average net assets may result in an increase in the expense ratio; and iii) the termination or expiration of expense cap reimbursements.

The performance table and chart above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Since inception performance is calculated with an opening price on the inception date of the Portfolio.

1

For certain types of investors as described in the Portfolio’s Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 share prospectuses. Sales charges are not applicable to these classes.

2

A blended index is used combining 50% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 50% of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

3	Since inception returns for the index begin on the month end closest to the actual inception date of the Portfolio.

3

Your expenses

As a shareholder of John Hancock Fund II Lifecycle Retirement Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2009 through August 31, 2009).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Lifecycle Retirement | Annual report

			Expenses Paid
	Beginning	Ending	During Period [1]	Annualized
	Account Value	Account Value	3/1/2009 —	Expense
	3/1/2009	8/31/2009	8/31/2009	Ratio[2]
Lifecycle Retirement Portfolio
Class A — Actual	$1000.00	$1,334.40	$3.66	0.68%
Class A — Hypothetical (5% of annualized return before expenses)	1000.00	1,021.80	3.47	0.68%
Class B — Actual	1000.00	1,328.80	8.10	1.38%
Class B — Hypothetical (5% of annualized return before expenses)	1000.00	1,018.20	7.02	1.38%
Class C — Actual	1000.00	1,328.80	8.10	1.38%
Class C — Hypothetical (5% of annualized return before expenses)	1000.00	1,018.20	7.02	1.38%
Class R — Actual	1000.00	1,329.60	7.22	1.23%
Class R — Hypothetical (5% of annualized return before expenses)	1000.00	1,019.00	6.26	1.23%
Class R1 — Actual	1000.00	1,331.20	5.76	0.98%
Class R1 — Hypothetical (5% of annualized return before expenses)	1000.00	1,020.30	4.99	0.98%
Class R2 — Actual	1000.00	1,331.20	4.29	0.73%
Class R2 — Hypothetical (5% of annualized return before expenses)	1000.00	1,021.50	3.72	0.73%
Class R3 — Actual	1000.00	1,331.30	5.17	0.88%
Class R3 — Hypothetical (5% of annualized return before expenses)	1000.00	1,020.80	4.48	0.88%
Class R4 — Actual	1000.00	1,333.20	3.41	0.58%
Class R4 — Hypothetical (5% of annualized return before expenses)	1000.00	1,022.30	2.96	0.58%
Class R5 — Actual	1000.00	1,335.20	1.65	0.28%
Class R5 — Hypothetical (5% of annualized return before expenses)	1000.00	1,023.80	1.43	0.28%
Class 1 — Actual	1000.00	1,335.60	1.41	0.24%
Class 1 — Hypothetical (5% of annualized return before expenses)	1000.00	1,024.00	1.22	0.24%

[1]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period.)

2

Lifecycle Retirement Portfolio’s expense ratios do not include fees and expenses indirectly incurred by the underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was 0.49% - 1.09% for the year ended August 31, 2009.

The accompanying notes are an integral part of the financial statements

5

JOHN HANCOCK FUNDS II
PORTFOLIO OF INVESTMENTS - August 31, 2009

(showing percentage of total net assets)

Lifecycle Retirement Portfolio

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 91.27%

Investment Companies - 13.38%
iShares iBoxx Investment Grade Corporate Bond Fund	177,800	$18,727,674
PowerShares DB Commodity Index Tracking Fund	353,002	7,804,874
SPDR Barclays Capital High Yield Bond ETF	205,800	7,540,512
		34,073,060

JOHN HANCOCK FUNDS II (g) - 74.89%
Alpha Opportunites (Wellington)	400,329	4,351,572
Fundamental Value (Davis)	620,965	7,631,660
Global Bond (PIMCO)	825,566	10,228,764
Global Real Estate (Deutsche)	815,348	5,087,773
High Income (MFC Global U.S.) (f)	1,198,063	7,631,660
High Yield (WAMCO)	1,440,269	11,464,541
Index 500 (MFC Global U.S.A.) (f)	2,000,435	15,263,320
International Equity Index (SSgA)	328,032	5,087,773
International Small Company (DFA)	377,039	2,680,748
International Value (Templeton)	196,288	2,543,887
Investment Quality Bond (Wellington)	860,459	10,205,044
Mid Cap Index (MFC Global U.S.A.) (f)	1,050,469	15,263,320
Natural Resources (Wellington)	362,377	6,359,717
Real Estate Equity (T. Rowe Price)	998,535	5,342,162
Real Return Bond (PIMCO)	1,485,709	17,813,653
Small Cap Index (MFC Global U.S.A.) (f)	386,218	3,815,830
Spectrum Income (T. Rowe Price)	1,018,809	10,188,088
Strategic Bond (WAMCO)	993,313	10,201,327
Strategic Income (MFC Global U.S.) (f)	1,042,954	10,179,230
Total Bond Market (Declaration) (f)	979,714	10,208,622
Total Return (PIMCO)	547,270	7,656,313
U.S. High Yield Bond (Wells Capital)	976,269	11,461,397

		190,666,401

JOHN HANCOCK FUNDS III (g) - 3.00%
International Core (GMO)	284,233	7,631,660

$215,296,716)		$232,371,121

SHORT TERM INVESTMENTS - 7.85%
Federal Home Loan Bank Discount Notes 0.08% due 09/01/2009	$20,000,000	$20,000,000

TOTAL SHORT TERM INVESTMENTS
(Cost $20,000,000)		$20,000,000

REPURCHASE AGREEMENTS - 0.86%
Repurchase Agreement with State
Street Corp. dated 08/31/2009 at
0.07% to be repurchased at $2,198,004 on 09/01/2009, collateralized by $2,245,000 U.S.Treasury Bills, 0.00% due 02/25/2010 (valued at $2,242,306,including interest)	$2,198,000	$2,198,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,198,000)		$2,198,000

Total Investments (Lifecycle Retirement
Portfolio)
(Cost $237,494,716) - 99.98%		$254,569,121
Other assets and liabilities, net - 0.02%		41,868

TOTAL NET ASSETS - 100.00%		$254,610,989

Footnotes

Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ETF	- Exchange Traded Fund

SPDR	- Standard & Poor’s Depositary Receipts

(f)	The subadviser is an affiliate of the adviser and the fund.

(g)	The Underlying Fund’s subadviser is shown parenthetically.

Investment Companies

Underlying Fund’s Investment Managers

Davis Advisers	(Davis)
Declaration Management/	(Declaration)
John Hancock Advisers

Deutsche Asset Management	(Deutsche)
Dimensional Fund Advisors, Inc.	(DFA)
Franklin®Templeton®	(Templeton)
MFC Global Investment Management	(MFC Global U.S.A.)
(U.S.A.) Limited
MFC Global Investment Management	(MFC Global U.S.)
(U.S.), LLC
Pacific Investment Management Company	(PIMCO)
SSgA Funds Management, Inc.	(SSgA)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)
Western Asset Management Company	(WAMCO)

The accompanying notes are an integral part of the financial statements.

6

John Hancock Funds II

Statement of Assets and Liabilities — August 31, 2009

Lifecycle
Retirement
Portfolio
Assets

Investments in unaffiliated issuers, at value	$54,073,060
Investments in affiliated funds, at value (Note 9)	198,298,061
Repurchase agreements, at value (Note 2)	2,198,000

Total investments, at value	254,569,121
Cash	593
Receivable for fund shares sold	1,011,059
Total assets	255,580,773

Liabilities

Payable for investments purchased	748,539
Payable for fund shares repurchased	150,820
Payable to affiliates
Accounting and legal services fees	3,234
Transfer agent fees	2,194
Trustees’ fees	1,238
Investment management fees	968
Other liabilities and accrued expenses	62,791
Total liabilities	969,784

Net assets

Capital paid-in	$300,236,978
Undistributed net investment income	213,664
Accumulated undistributed net realized loss on
investments and futures contracts	(62,914,058)
Net unrealized appreciation on investments	17,074,405
Net assets	$254,610,989
Investments in unaffiliated issuers, including
repurchase agreements, at cost	$55,529,467
Investments in affiliated issuers, at cost	$181,965,249

Net asset value per share

The Portfolio has an unlimited number of shares authorized with no par value

Class A
Net assets	$7,583,706
Shares outstanding	942,584
Net asset value and redemption price per share	$8.05

Class B1
Net assets	$387,406
Shares outstanding	48,258
Net asset value, offering price and redemption price per share	$8.03

Class C1
Net assets	$2,473,489
Shares outstanding	307,973
Net asset value, offering price and redemption price per share	$8.03

Class R
Net assets	$90,267
Shares outstanding	11,240
Net asset value, offering price and redemption price per share	$8.03

Class R1
Net assets	$99,829
Shares outstanding	12,425
Net asset value, offering price and redemption price per share	$8.03

The accompanying notes are an integral part of the financial statements.

7

Statement of Assets and Liabilities — August 31, 2009 continued

Class R2
Net assets	$175,397
Shares outstanding	21,860
Net asset value, offering price and redemption price per share	$8.02

Class R3
Net assets	$174,011
Shares outstanding	21,649
Net asset value, offering price and redemption price per share	$8.04

Class R4
Net assets	$135,985
Shares outstanding	16,918
Net asset value, offering price and redemption price per share	$8.04

Class R5
Net assets	$122,239
Shares outstanding	15,197
Net asset value, offering price and redemption price per share	$8.04

Class 1
Net assets	$243,368,660
Shares outstanding	30,264,562
Net asset value, offering price and redemption price per share	$8.04

Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$8.47

[1]	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

8

Statement of Operations — For the year ended August 31, 2009

Lifecycle
Retirement
Portfolio
Investment income

Income distributions received from affiliated
underlying funds	$9,168,260
Dividends	808,593
Interest	46,902
Total investment income	10,023,755
Expenses

Investment management fees (Note 5)	243,132
Distribution and service fees (Note 5)	163,794
Transfer agent fees (Note 5)	16,337
Accounting and legal services fees (Note 5)	38,717
State registration fees (Note 5)	95,360
Professional fees	44,386
Printing and postage fees (Note 5)	10,091
Custodian fees	10,950
Trustees’ fees (Note 6)	4,042
Registration and filing fees	22,197
Miscellaneous	1,189
Total expenses	650,195
Net expense reduction (Note 5)	(96,793)
Net expenses	553,402
Net investment income	9,470,353

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(3,800,726)
Investments in affiliated underlying funds	(54,065,553)
Capital gain distributions received from underlying funds	5,853,316
Futures contracts	(2,135,623)
(54,148,586)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	133,053
Investments in affiliated underlying funds	26,754,116
Futures contracts	598,523
27,485,692
Net realized and unrealized loss	(26,662,894)
Decrease in net assets from operations	$(17,192,541)

The accompanying notes are an integral part of the financial statements.

9

Statements of Changes in Net Assets

	Lifecycle Retirement Portfolio

	Year ended 8/31/09	Year ended 8/31/08
Increase (decrease) in net assets

From operations
Net investment income	$9,470,353	$4,722,286
Net realized loss	(54,148,586)	(3,930,045)
Change in net unrealized appreciation
(depreciation)	27,485,692	(10,685,965)
Decrease in net assets resulting from operations	(17,192,541)	(9,893,724)

Distributions to shareholders
From net investment income
Class A	(327,462)	(216,722)
Class B	(11,384)	(10,644)
Class C	(135,060)	(84,790)
Class R	(2,807)	(2,788)
Class R1	(3,165)	(2,886)
Class R2	(6,211)	(4,035)
Class R3	(5,742)	(4,719)
Class R4	(3,887)	(3,242)
Class R5	(4,298)	(3,585)
Class 1	(8,756,606)	(4,449,111)
From net realized gain
Class A	(127,449)	(75,404)
Class B	(5,411)	(5,857)
Class C	(66,406)	(36,870)
Class R	(1,320)	(1,175)
Class R1	(1,393)	(1,178)
Class R2	(2,541)	(1,286)
Class R3	(2,439)	(2,048)
Class R4	(1,500)	(1,184)
Class R5	(1,565)	(1,184)
Class 1	(3,186,665)	(1,194,092)
Total distributions	(12,653,311)	(6,102,800)
From Fund share transactions (Note 7)	52,892,375	175,256,332

Total increase	23,046,523	159,259,808
Net assets

Beginning of year	231,564,466	72,304,658
End of year	$254,610,989	$231,564,466
Undistributed net investment income	$213,664	$—

The accompanying notes are an integral part of the financial statements.

10

Financial Highlights - Lifecycle Retirement Portfolio

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments($)	Total from investment operations ($)	From net investment income ($)	From net realized gain($)	From capital paid-in ($)	Total distributions($)	Net asset value, end of period ($)	Total return (%)[3]	Ratio of gross expenses to average net assets (%)[4]		Ratio of net expenses to average net assets (%)[4]		Ratio of net investment income (loss) to average net assets(%)[1]		Net assets, end of period (in thousands) ($)	Portfolio turnover (%)

CLASS A

###-##-####	9.49	0.32	(1.33)	(1.01)	(0.31)	(0.12)	—	(0.43)	8.05	(9.88)[8]	0.79	[11]	0.67	[5]	4.35		7,584	75
08-31-2008	10.33	0.27	(0.70)	(0.43)	(0.30)	(0.11)	—	(0.41)	9.49	(4.35)[8]	0.86	[11]	0.68	[5,6]	2.69		10,640	59
08-31-2007[7]	10.00	0.15	0.46	0.61	(0.20)	(0.08)	—	(0.28)	10.33	6.19 [8,9,10]	1.24	[11,12]	0.68		1.82	[12]	4,270	56

CLASS B

08-31-2009	9.47	0.25	(1.32)	(1.07)	(0.25)	(0.12)	—	(0.37)	8.03	(10.55)[8]	4.65	[11]	1.37	[5]	3.44		387	75
08-31-2008	10.31	0.24	(0.74)	(0.50)	(0.23)	(0.11)	—	(0.34)	9.47	(5.03)[8]	4.50	[11]	1.37	[5,6]	2.37		431	59
08-31-2007[7]	10.00	0.15	0.39	0.54	(0.15)	(0.08)	—	(0.23)	10.31	5.47 [8,9,10]	3.17	[11,12]	1.36	[12]	1.69	[12]	387	56

CLASS C

08-31-2009	9.47	0.29	(1.36)	(1.07)	(0.25)	(0.12)	—	(0.37)	8.03	(10.55)[8]	1.76	[11]	1.37	[5]	4.12		2,473	75
08-31-2008	10.31	0.18	(0.68)	(0.50)	(0.23)	(0.11)	—	(0.34)	9.47	(5.03)[8]	1.66	[11]	1.38	[5,6]	1.80		6,374	59
08-31-2007[7]	10.00	0.11	0.43	0.54	(0.15)	(0.08)	—	(0.23)	10.31	5.48 [8,9,10]	2.59	[11,12]	1.38	[12]	1.26	[12]	1,358	56

CLASS R

08-31-2009	9.47	0.27	(1.33)	(1.06)	(0.26)	(0.12)	—	(0.38)	8.03	(10.42)[8]	14.26	[11]	1.22	[5]	3.67		90	75
08-31-2008	10.31	0.25	(0.72)	(0.47)	(0.26)	(0.11)	—	(0.37)	9.47	(4.78)[8]	15.33	[11]	1.14	[5,6]	2.49		101	59
08-31-2007[7]	10.00	0.18	0.37	0.55	(0.16)	(0.08)	—	(0.24)	10.31	5.55 [8,9,10]	16.32	[11,12]	1.12	[12]	2.04	[12]	106	56

CLASS R1

08-31-2009	9.47	0.26	(1.30)	(1.04)	(0.28)	(0.12)	—	(0.40)	8.03	(10.19)[8]	12.56	[11]	0.97	[5]	3.61		100	75
08-31-2008	10.31	0.27	(0.72)	(0.45)	(0.28)	(0.11)	—	(0.39)	9.47	(4.54)[8]	16.11	[11]	0.89	[5,6]	2.73		102	59
08-31-2007[7]	10.00	0.19	0.38	0.57	(0.18)	(0.08)	—	(0.26)	10.31	5.73 [8,9,10]	16.09	[11,12]	0.91	[12]	2.25	[12]	106	56

CLASS R2

08-31-2009	9.47	0.28	(1.31)	(1.03)	(0.30)	(0.12)	—	(0.42)	8.02	(10.07)[8]	7.39	[11]	0.72	[5]	3.91		175	75
08-31-2008	10.31	0.26	(0.68)	(0.42)	(0.31)	(0.11)	—	(0.42)	9.47	(4.30)[8]	11.61	[11]	0.66	[5,6]	2.67		157	59
08-31-2007[7]	10.00	0.22	0.37	0.59	(0.20)	(0.08)	—	(0.28)	10.31	5.90 [8,9,10]	15.77	[11,12]	0.66	[12]	2.49	[12]	110	56

CLASS R3

08-31-2009	9.48	0.27	(1.30)	(1.03)	(0.29)	(0.12)	—	(0.41)	8.04	(10.09)[8]	7.41	[11]	0.87	[5]	3.71		174	75
08-31-2008	10.31	0.29	(0.72)	(0.43)	(0.29)	(0.11)	—	(0.40)	9.48	(4.39)[8]	10.74	[11]	0.84	[5,6]	2.89		184	59
08-31-2007[7]	10.00	0.20	0.37	0.57	(0.18)	(0.08)	—	(0.26)	10.31	5.77 [8,9,10]	16.01	[11,12]	0.84	[12]	2.32	[12]	106	56

CLASS R4

08-31-2009	9.48	0.30	(1.31)	(1.01)	(0.31)	(0.12)	—	(0.43)	8.04	(9.81)[8]	11.05	[11]	0.57	[5]	4.03		136	75
08-31-2008	10.32	0.31	(0.73)	(0.42)	(0.31)	(0.11)	—	(0.42)	9.48	(4.22)[8]	15.77	[11]	0.54	[5,6]	3.08		103	59
08-31-2007[7]	10.00	0.23	0.37	0.60	(0.20)	(0.08)	—	(0.28)	10.32	6.07 [8,9,10]	15.71	[11,12]	0.55	[12]	2.60	[12]	106	56

CLASS R5

08-31-2009	9.49	0.33	(1.32)	(0.99)	(0.34)	(0.12)	—	(0.46)	8.04	(9.63)[8]	10.96	[11]	0.27	[5]	4.48		122	75
08-31-2008	10.32	0.33	(0.71)	(0.38)	(0.34)	(0.11)	—	(0.45)	9.49	(3.86)[8]	15.17	[11]	0.25	[5,6]	3.33		111	59
08-31-2007[7]	10.00	0.25	0.37	0.62	(0.22)	(0.08)	—	(0.30)	10.32	6.27 [8,9,10]	15.41	[11,12]	0.27	[12]	2.89	[12]	106	56

CLASS 1

08-31-2009	9.49	0.33	(1.32)	(0.99)	(0.34)	(0.12)	—	(0.46)	8.04	(9.57)[8]	0.22	[11]	0.22	[5]	4.53		243,369	75
08-31-2008	10.32	0.28	(0.66)	(0.38)	(0.34)	(0.11)	—	(0.45)	9.49	(3.83)[8]	0.23	[11]	0.23	[5]	2.87		213,362	59
08-31-2007[7]	10.00	0.19	0.43	0.62	(0.22)	(0.08)	—	(0.30)	10.32	6.29 [8,9,10]	0.38	[11,12]	0.25	[12]	2.24	[12]	65,651	56

11

Financial Highlights continued

[1]	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

[2]	Based on the average daily shares outstanding.

[3]	Assumes dividend reinvestment .

[4]	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

[5]

Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was 0.49% - 1.09% and 0.49% -1.13% for the years ended 8/31/09 and 8/31/08, respectively.

[6]	Includes transfer agent fee earned credits of less than 0.01% of average net assets.

[7]	Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares began operations on 10-30-06.

[8]	Total returns would have been lower had certain expenses not been reduced during the periods shown.

[9]	Not annualized.

[10]

The Adviser made a payment to the Portfolio of $21,459. Excluding this payment, total returns would have been 5.45%, 5.63%, 5.90%,5.67%, 5.97% and 6.17% for Class R, Class R1, Class R2, Class R3, Class R4 and Class R5, respectively. There was no effect to the total returns for Class A, Class B, Class C and Class 1.

[11]	Does not take into consideration expense reductions during the periods shown.

[12]	Annualized.

See notes to financial statements.

12

Notes to financial statements
1. Organization of the Trust

John Hancock Funds II (JHF II or the Trust) is an open-end management investment company organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act) as amended. The Trust is a series company, which means that it has several funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers ninety-four separate investment funds, one of which, the John Hancock Lifecycle Retirement Portfolio (the Portfolio), is presented in this report. The Portfolio is non-diversified for purposes of the 1940 Act.

The Portfolio operates as a “fund of funds” investing in Class NAV shares of underlying funds of the Trust, John Hancock Funds (JHF) and John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock funds complex. The Portfolio may also invest in unaffiliated underlying funds and other permitted security investments.

The accounting policies of the affiliated underlying funds of the Portfolio are outlined in the shareholder reports for such funds, available without charge by calling 1-800-2255291 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. The affiliated underlying funds are not covered by this report.

John Hancock Investment Management Services, LLC (JHIMS or the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The JHF and JHF III funds are retail mutual funds advised by the Adviser and distributed by the Distributor.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Portfolio, including classes designated as Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5 and Class 1 shares. Class A, Class B and Class C shares are open to all retail investors. Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class 1 shares are sold only to certain affiliates of MFC.

The shares of each class represent an interest in the same portfolio of investments of the Portfolio, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

13

At August 31, 2009, John Hancock USA owned 11,212, 11,288, 11,364, 11,309, 11,397 and 11,484 shares of beneficial interest of Class R, Class R1, Class R2, Class R3, Class R4 and Class R5, respectively.

2. Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, October 23, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Investments by the Portfolio in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. All other securities held by the Portfolio are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Certain short-term debt instruments are valued at amortized cost.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fair Value Measurements. The Portfolio uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange traded prices in active markets for identical securities and published net asset value for mutual funds. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, foreign forward currency contracts, and certain options use these techniques.

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Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of August 31, 2009, by major security category or security type.

Investments in Securities

	Level 1	Level 2	Level 3	Totals
Investment Companies	$232,371,121	—	—	$232,371,121
Short-term Securities		$22,198,000	—	$22,198,000

Total	$232,371,121	$22,198,000	—	$254,569,121

Repurchase agreements

The Portfolio may enter into repurchase agreements. When the Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Portfolio will take receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, the Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser.

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions from underlying funds are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The Portfolio uses the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

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Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Portfolio property that is not segregated, to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the appropriate net asset value of the respective class. Class-specific expenses, including distribution and service fees, transfer agent fees, state registration fees and printing and postage fees are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Federal income taxes

The Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and intends to make sufficient distributions to shareholders that it will not be subject to federal income tax on taxable income. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Portfolio had a $2,873,065 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent this carryforward is used by the Portfilio, it will reduce the amount of capital gain distributions to be paid. The loss carryforward will expire on August 31, 2017.

Net capital losses of $37,579,136 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on September 1, 2009, the first day of the Fund’s next taxable year.

As of August 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the three year period ended August 31, 2009 remain subject to examination by the Internal Revenue Service.

At August 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $260,176,948. Net unrealized depreciation aggregated $5,607,827, of

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which $19,953,751 related to appreciated investment securities and $25,561,578 related to depreciated investment securities.

Distribution of income and gains

The Portfolio records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolio generally declares and pays income dividends quarterly and capital gains distributions, if any, annually. During the year ended August 31, 2009, the tax character of distributions paid was as follows: ordinary income $11,735,732 and long-term capital gain $917,579. During the year ended August 31, 2008, the tax character of distributions paid was as follows: ordinary income $5,993,973 and long-term capital gain $108,827. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2009, the components of distributable earnings on a tax basis included $243,915 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will be reversed in a subsequent period. For the year ended August 31, 2009, there were no permanent book-tax differences.

3. Financial instruments

The Portfolio has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires the Portfolio to disclose information to assist investors in understanding how the Portfolio uses derivative instruments, how derivative instruments are accounted for under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) and how derivative instruments affect the Portfilio’s financial position, results of operations and cash flows. The disclosure for the year ended August 31, 2009 is presented in accordance with FAS 161.

Futures

The Portfolio may purchase and sell financial futures contracts, including index futures and options on these contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Portfolio uses futures contracts to manage against a decline in the value of securities owned by the Portfolio due to anticipated interest rate, currency or market changes. In addition, the Portfolio will use futures contracts for duration management or to gain exposure to a securities market.

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An index futures contract (index future) is a contract to buy a certain number of units of the relevant index at a fixed price and specific future date. The Portfolio may invest in index futures as a means of gaining exposure to securities without investing in them directly, thereby allowing the Portfolio to invest in the underlying securities over time. Investing in index futures also permits the Fund to maintain exposure to common stocks without incurring the brokerage costs associated with investment in individual common stocks.

When the Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of assets and liabilities. The Portfolio had no open financial futures contract on August 31, 2009.

During the year ended August 31, 2009, the Portfolio used futures to hedge against anticipated interest rates; enhance potential gain/income; hedge against anticipated changes in securities markets and gain exposure to certain securities markets / substitute for securities purchase (or to be purchased).

During the year ended August 31, 2009, the Portfolio held futures contracts that ranged from approximately $5 million to $13 million (notional value). These contracts were settled during the 3rd quarter of fiscal year 2009.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended August 31, 2009:

Derivatives not accounted for as hedging instruments under FAS 133	Futures	Total

Statement of Operations location Net realized gain (loss) on Futures contracts	$(253,777)	$(253,777)
Interest rate contracts	(1,881,846)	(1,881,846)
Equity contracts	$(2,135,623)	$(2,135,623)

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The table below summarizes the change in unrealized appreciation (depreciation) rec ognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category:

Derivatives not accounted for as hedging instruments under FAS 133	Futures	Total
Statement of Operations location — Change in
unrealized appreciation (depreciation) on Futures contracts
Interest rate contracts	$39,949	$39,949
Equity contracts	558,574	558,574
	$598,523	$598,523

4. Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

5. Investment advisory and other agreements Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Portfolio, subject to the supervision of the Board of Trustees. The advisory fee has two components: (a) a fee on assets invested in affiliated Funds (Affiliated Funds Assets) and (b) a fee on assets not invested in affiliated Funds (Other Assets). Affiliated Funds are any fund of JHF II and JHF III. Under the Advisory Agreement, the Portfolio pays a daily management fee to the Adviser as stated below.

The fee on assets invested in a fund of JHF II or JHF III is stated as an annual percentage of the current value of the aggregate net assets of all the John Hancock LifeCycle Portfolios determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of each John Hancock LifeCycle Portfolio.

	First $7.5 billion of	Excess over $7.5 billion
Portfolio	Aggregate Net Assets	of Aggregate Net Assets
Lifecycle Portfolios	0.06%	0.05%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the John Hancock LifeCycle Portfolios determined in accordance with the following schedule, and that rate is applied to the Other Assets of each John Hancock LifeCycle Portfolio.

	First $7.5 billion of	Excess over $7.5 billion
Portfolio	Aggregate Net Assets	of Aggregate Net Assets
Lifecycle Portfolios	0.51%	0.50%

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MFC Global Investment Management (U.S.A) Limited acts as Subadviser to the Portfolio. The Portfolio is not responsible for the payment of subadvisory fees. The investment management fees incurred for the year ended August 31, 2009, were equivalent to an annual effective rate of 0.12% of the Portfolio’s average daily net assets.

Expense reimbursements

The Adviser has contractually agreed to reimburse for certain Portfolio level expenses (excluding management fees, underlying fund expenses, Rule 12b-1 fees, transfer agency fees, service plan fees, state registration fees, printing and postage fees, taxes, brokerage commissions, interest, litigation and indemnification expenses, other expenses not incurred in the ordinary course of the Portfolio’s business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. Also, the Adviser has agreed to reimburse or to make a payment to a specific class of shares of the Portfolio in an amount equal to the amount by which the expenses attributable to such class of shares exceed the percentage of average annual net assets (on an annualized basis) attributable as follows: 0.50% for Class A, 1.20% for Class B, 1.20% for Class C, 1.05% for Class R, 0.80% for Class R1, 0.55% for Class R2, 0.70% for Class R3, 0.40% for Class R4, 0.10% for Class R5, and 0.05% for Class 1 for the Lifecycle funds. These expense reimbursements shall continue in effect until December 31, 2009, and thereafter until terminated by the Adviser on notice to JHF II.

For the year ended August 31, 2009, the expense reductions related to this limitation amounted to $9,017 for Class A, $11,007 for Class B, $13,691 for Class C, $10,366 for Class R, $10,351 for Class R1, $10,770 for Class R2, $10,381 for Class R3, $10,371 for Class R4, $10,515 for Class R5 and $9 for Class 1, and is reflected as a reduction of total expenses in the Statement of Operations.

Accounting and legal services fees

Pursuant to the Service Agreement, the Portfolio will reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each John Hancock LifeCycle Portfolio at the time the expense was incurred.

The accounting and legal services fees incurred for the year ended August 31, 2009, were equivalent to an annual effective rate of 0.02% of the Portfolio’s average daily net assets.

Distribution and service plans

The Trust has a Distribution Agreement with the Distributor. The Portfolio has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolio. Accordingly, the Portfolio makes daily payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.75%, 0.50%, 0.25%, 0.50%, 0.25% and 0.05% of the average daily net assets of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of average daily net assets

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may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority. Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolio has also adopted a Service Plan with respect to Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolio pays up to 0.25%, 0.25%, 0.25%, 0.15%, 0.10% and 0.05% of average daily net assets of Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. During the year ended August 31, 2009 the Distributor received net up-front sales charges of $77,564 with regard to sales of Class A shares. Of this amount, $12,748 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $64,100 was paid as sales commissions to unrelated broker-dealers and $716 was paid as sales commission to affiliated to sales personnel.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolio in connection with the sale of Class B and Class C shares. During the year ended August 31, 2009, CDSCs received by the Distributor amounted to $1,987 for Class B shares and $1,037 for Class C shares.

Transfer agent fees

The Portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets for all classes;

• a monthly fee based on an annual rate of $16.50 per shareholder account; and

• Signature Services is reimbursed for certain out-of-pocket expenses.

Signature Services has contractually agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares average daily net assets. This agreement expired December 31, 2008.

In addition, Signature Services voluntarily agreed to further limit transfer agent fees for Class R, Class R1, Class R2, Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. For the year ended

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August 31, 2009, the transfer agent voluntary fees reductions amounted to $267 for Class B, $3 for Class R, $21 for Class R1 and $24 for Class R2 and is reflected as a reduction of total expenses in the Statement of Operations.

The Portfolio may receive earnings credits from the transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Portfolio’s transfer agent fees and out of pocket expenses. During the year ended August 31, 2009, there were no earning credits received by the Portfolio.

Class level expenses for the year ended August 31, 2009, were as follows:

			State
	Distribution and	Transfer agent	registration	Printing and
Share Class	service fees	fees	fees	postage fees
Class A	$23,707	$8,502	$11,460	$4,863
Class B	3,437	1,575	10,364	22
Class C	35,301	4,792	10,766	5,197
Class R	596	237	10,370	2
Class R1	447	270	10,370	1
Class R2	450	416	10,816	2
Class R3	858	262	10,370	1
Class R4	250	146	10,370	2
Class R5	2	137	10,474	1
Class 1	98,746	—	—	—

Total	$163,794	$16,337	$95,360	$10,091

6. Trustee Fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each John Hancock LifeCycle Portfolio based on its average daily net asset value.

7. Portfolio share transactions

Share transactions for the Portfolio for the years ended August 31, 2009 and 2008, were as follows:

	Year ended		Year ended
	8/31/09		8/31/08

	Shares	Amount	Shares	Amount
Class A shares
Sold	545,003	$3,994,463	823,146	$8,271,824
Distributions reinvested	55,429	386,973	26,078	261,289
Repurchased	(779,128)	(5,539,141)	(141,454)	(1,376,430)

Net increase (decrease)	(178,696)	$(1,157,705)	707,770	$7,156,683

Class B shares
Sold	22,018	$165,426	27,292	$280,517
Distributions reinvested	1,151	8,130	1,270	12,810
Repurchased	(20,436)	(135,656)	(20,551)	(201,914)

Net increase	2,733	$37,900	8,011	$91,413

Class C shares
Sold	69,929	$548,685	665,373	$6,704,880
Distributions reinvested	26,823	186,036	11,420	114,105
Repurchased	(461,577)	(3,227,062)	(135,683)	(1,322,073)

Net increase (decrease)	(364,825)	$(2,492,341)	541,110	$5,496,912

Class R shares
Sold	38	$290	4,734	$45,493
Distributions reinvested	600	4,127	394	3,963
Repurchased	(23)	(164)	(4,741)	(45,064)

Net increase	615	$4,253	387	$4,392

Class R1 shares
Sold	18,446	$121,016	115	$1,135
Distributions reinvested	662	4,558	404	4,064
Repurchased	(17,457)	(108,906)	—	—

Net increase	1,651	$16,668	519	$5,199

Class R2 shares
Sold	66,186	$474,889	10,844	$108,356
Distributions reinvested	1,272	8,752	531	5,321
Repurchased	(62,136)	(451,469)	(5,468)	(52,471)

Net increase	5,322	$32,172	5,907	$61,206

Class R3 shares
Sold	14,471	$109,458	9,187	$95,388
Distributions reinvested	1,184	8,181	674	6,767
Repurchased	(13,447)	(88,456)	(684)	(6,788)

Net increase	2,208	$29,183	9,177	$95,367

Class R4 shares
Sold	5,323	$37,453	97	$946
Distributions reinvested	780	5,387	440	4,426

Net increase	6,103	$42,840	537	$5,372

Class R5 shares
Sold	2,657	$18,703	980	$9,618
Distributions reinvested	846	5,863	474	4,769
Repurchased	(57)	(386)	(1)	(8)

Net increase	3,446	$24,180	1,453	$14,379

Class 1 shares
Sold	15,710,756	$112,536,786	22,765,338	$228,178,574
Distributions reinvested	1,724,700	11,943,271	565,986	5,643,203
Repurchased	(9,664,087)	(68,124,832)	(7,198,772)	(71,496,368)

Net increase	7,771,369	$56,355,225	16,132,552	$162,325,409

Net increase	7,249,926	$52,892,375	17,407,423	$175,256,332

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8. Purchases and sales of securities

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended August 31, 2009, aggregated $194,518,681 and $149,758,325, respectively.

9. Investment in affiliated underlying funds

The Portfolio invests primarily in underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in affiliated underlying funds for the purpose of exercising management or control; however the Portfolio’s investments may represent a significant portion of each underlying fund’s net assets. For the year ended August 31, 2009, the Portfolio held 5% or more of the following underlying fund’s net assets:

Portfolio Affiliate Class NAV	Percentage of Underlying Funds’ Net Assets
Investment Quality Bond	5.49%

10. Subsequent Events

The Portfolio was terminated and liquidated on October 23, 2009. The termination and liquidation of the Portfilio was approved by the Board of Trustees on June 26, 2009.

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Auditors report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Lifecycle Retirement Portfolio (the “Portfolio”) at August 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

As disclosed in Note 10 to the Financial Statements, the Portfolio was liquidated on October 23, 2009.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 23, 2009

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Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio, if any, paid during its taxable year ended August 31, 2009.

The Portfolio has designated distributions to shareholders of $917,579 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Portfolios for the year ended August 31, 2009, 17.93% of the dividends qualifies for the corporate dividends-received deduction.

The Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

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John Hancock Funds II

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

          This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements (the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report.

Evaluation by the Board of Trustees

          The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.

the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

          The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

          In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

          At its meeting on May 28-29, 2009, the Board, including all the Independent Trustees, approved the Advisory Agreement.

26

          In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1) -- (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

          (b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

          (c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2) -- reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3) -- reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded (i) that to the extent that Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arms-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4) -- (a) reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

          (b) reviewed the profitability of the JHIMS’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

          (c) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds,

          (d) noted that JHIMS pays the subadvisory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information; and

          (e) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provide to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profitability from their relationship with each Fund was reasonable and not excessive.

(5) -- reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that JHIMS is currently waiving fees and or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

27

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund and concluded that the advisory fee to be paid to the Adviser with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying portfolios.

          Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

28

Approval of Subadvisory Agreements

          At its meeting on May 28-29, 2009, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

          In making its determination with respect to the factors that it considers, the Board reviewed:

          (1) information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

          (2) the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

          (3) the subadvisory fee for each Fund and comparative fee information; and

          (4) information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

          The Board noted that in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee and would not be an expense of the Fund.

          The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadviser has extensive experience and demonstrated skills as a manager;

(2) Although not without variation, the current and historical performance of each Fund managed by a Subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3) The subadvisory fees are generally competitive within the range of industry norms and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arms-length negotiation between the Adviser and the subadviser;

(4) With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

(5) The Material Relationships consist of arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate.

          In addition, the Trustees reviewed the subadvisory fee to be paid to the subadviser for each Fund and concluded that the subadvisory fee to be paid to the subadviser with respect to each Fund is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying portfolios.

          Additional information that the Board considered for a particular Fund is set forth in Appendix A.

29

JOHN HANCOCK FUNDS II

APPENDIX A

LIFECYCLE RETIREMENT PORTFOLIO

PORTFOLIO (SUBADVISER)	PERFORMANCE OF PORTFOLIO, AS OF MARCH 31, 2009	FEES AND EXPENSES	OTHER COMMENTS
JHF II Lifecycle Retirement (MFC Global Investment Management (U.S.A.) Limited)*	The Fund underperformed the benchmark index over the one- year period. The Fund underperformed the Morningstar Category Average over the one-year period.

No subadvisory fee comparative information recorded due to limited size of peer group.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s proposed plan to liquidate the Fund.

*Deutsche Investment Management America Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Portfolio.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

		Number of
Name, Year of Birth	Trustee	John Hancock
Position(s) held with Fund	of Fund	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	212
Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	212

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Theron S. Hoffman,[2] Born: 1947	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006–2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000–2003).

Hassell H. McClellan, Born: 1945	2005	212

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005–2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates, Born: 1946	2005	212

Chairman of the Board of John Hancock Funds II; Managing Director, Wydown Group (finan- cial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998); Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000). Trustee of John Hancock Trust (since 2004) and former Trustee of John Hancock Funds III (2005–2006).

Steven M. Roberts,[2] Born: 1944	2008	212
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005–2008); Partner, KPMG (1987–2004).

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

[2]	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

31

Annual report | Lifecycle Retirement

Trustee Emeritus

Number of
Name, Year of Birth	Trustee	John Hancock
Position(s) held with Fund	of Fund	funds overseen
Principal occupation(s) and other directorships during past 5 years	since	by Trustee

John D. Richardson,[1] Born: 1938	2006	212

Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President, Office of the President, MFC, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

1     Mr. Richardson became a non-voting Trustee Emeritus on December 14, 2006.

Non-Independent Trustees1

		Number of
Name, Year of Birth	Trustee	John Hancock
Position(s) held with Fund	of Fund	funds overseen
Principal occupation(s) and other directorships during past 5 years	since[1,2]	by Trustee

James R. Boyle,[2] Born: 1959	2005	264

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey,[3,4] Born: 1946	2008	212

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988–2007).

[1]

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

[2]	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

[3]	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

[4]

Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

32

Lifecycle Retirement | Annual report

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009
President

Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990–1999).

Thomas M. Kinzler, Born: 1955	2006
Secretary and Chief Legal Officer

Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer

Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Michael J. Leary, Born: 1965	2007
Treasurer

Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007); Vice President and Senior Manager of Fund Administration, JP Morgan (1993–2004); Manager, Ernst & Young, LLC (1988–1993).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer

Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005– 2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global Fund Services (1999–2002).

John G. Vrysen, Born: 1955	2007
Chief Operating Officer (since 2005)

Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

33

Annual report | Lifecycle Retirement

More information

Trustees
James M. Oates, Chairman**
James R. Boyle†
Grace K. Fey†
Charles L. Bardelis*
Peter S. Burgess*
Theron S. Hoffman**
Hassell H. McClellan**
Steven M. Roberts*
John D. Richardson, Trustee Emeritus
*Member of the Audit Committee
**Member of the Compliance Committee
†Non-Independent Trustees

Officers
Hugh McHaffie
President
Thomas M. Kinzler
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Michael J. Leary
Treasurer
Charles A. Rizzo
Chief Financial Officer
John G. Vrysen
Chief Operating Officer

Investment adviser
John Hancock Investment Management Services, LLC

Investment Subadviser
MFC Global Investment Management (U.S.A.) Limited

Principal distributor
John Hancock Funds, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
John Hancock Signature Services, Inc.

Legal counsel
K&L Gates LLP

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Website at sec.gov or on our Website.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form3N-Q. The Fund’s Form N-Q is available on our Website and the SEC’s Website, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to3receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Website www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Month-end portfolio holdings are available at www.jhfunds.com.

Lifecycle Retirement | Annual report

JOHN HANCOCK

Funds II

Annual Report

John Hancock

MUTUAL FUNDS

John Hancock Funds II
Annual Report — Table of Contents

Manager’s Commentary and Fund Performance (See below for each Fund’s page #)	3
Shareholder Expense Examples	63
Portfolio of Investments (See below for each Fund’s page #)	69
Statements of Assets and Liabilities	376
Statements of Operations	388
Statements of Changes in Net Assets	400
Financial Highlights	410
Notes to Financial Statements	422
Report of Independent Registered Public Accounting Firm	492
Tax Information	493
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	495
Appendix A	498
Trustees and Officers Information	514
For More Information	517

Fund	Manager’s Commentary & Fund Performance	Portfolio of Investments
Active Bond Fund	4	69
All Cap Core Fund	5	87
All Cap Growth Fund	6	90
All Cap Value Fund	7	92
Alpha Opportunities Fund	8	94
Alternative Asset Allocation Fund	9	99
American Diversified Growth & Income Portfolio	10	99
American Fundamental Holdings Portfolio	11	99
American Global Diversification Portfolio	12	100
Blue Chip Growth Fund	13	100
Capital Appreciation Fund	14	102
Core Bond Fund	15	103
Emerging Markets Value Fund	16	111
Emerging Small Company Fund	17	125
Equity-Income Fund	18	127
Fundamental Value Fund	19	129
Global Agribusiness Fund	20	131
Global Bond Fund	21	132
Global Infrastructure Fund	22	140
Global Real Estate Fund	23	141
Global Timber Fund	24	143
High Income Fund	25	144
High Yield Fund	26	148
Index 500 Fund	27	156
International Equity Index Fund	28	162
International Opportunities Fund	29	180
International Small Cap Fund	30	182
International Small Company Fund	31	183
International Value Fund	32	208
Investment Quality Bond Fund	33	209
Large Cap Fund	34	220
Large Cap Value Fund	35	222
Mid Cap Index Fund	36	223
Mid Cap Stock Fund	37	229
Mid Cap Value Equity Fund	38	231
Mid Value Fund	39	233
Natural Resources Fund	40	236
Real Estate Equity Fund	41	237
Real Estate Securities Fund	42	237
Real Return Bond Fund	43	238
Short Term Government Income Fund	44	242
Small Cap Growth Fund	45	242
Small Cap Index Fund	46	244
Small Cap Opportunities Fund	47	263
Small Cap Value Fund	48	274
Small Company Growth Fund	49	275
Small Company Value Fund	50	277
Smaller Company Growth Fund	51	280
Spectrum Income Fund	52	292
Strategic Bond Fund	53	323
Strategic Income Fund	54	333
Total Bond Market Fund	55	340
Total Return Fund	56	348
U.S. Government Securities Fund	57	356
U.S. High Yield Bond Fund	58	359
U.S. Multi Sector Fund	59	365
Value Fund	60	370
Value & Restructuring Fund	61	371
Vista Fund	62	372

John Hancock Funds II
Manager’s Commentary and Fund Performance

Fund Performance

In the following pages we have set forth information regarding the performance of each Fund of the John Hancock Funds II (the Trust). There are several ways to evaluate a Fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Fund’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Fund’s inception if less than the applicable period). An average annual total return takes the Fund’s cumulative total return for a time period greater than one year and shows what would have happened if the Fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) that invest in the Fund. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Fund shows the change in value of a $10,000 investment over the life or ten-year period of each Fund, whichever is shorter. Each Fund’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Fund operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Funds that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Fund invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Fund’s performance during the period ended August 31, 2009. The views expressed are those of the portfolio manager as of August 31, 2009, and are subject to change based on market and other conditions. Information about a Fund’s holdings, asset allocation or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Funds are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Funds, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. “Barclays Capital” is a registered trademark of Barclays Bank PLC. ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Active Bond Fund
Subadviser: Declaration Management & Research, LLC and MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Peter Farley, James E. Shallcross, Barry Evans, Howard C. Greene and Jeffrey N. Givens

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks income and capital appreciation by investing at least 80% of its net assets in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	22.14
Federal National Mortgage Association	20.06
Mortgage Securities	14.85
Energy	7.66
Communications	5.41
Utilities	4.98
Consumer, Non-cyclical	4.70
Consumer, Cyclical	2.79
U.S. Treasury Notes	2.63
Industrial	2.59

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Active Bond Class NAV returned +8.73%, compared to the +7.94% return of the Barclays Capital U.S. Aggregate Bond Index.

Declaration Commentary:

Market Environment  ▶ Short-term interest rates fell sharply as the Federal Reserve focused on providing maximum liquidity to combat the financial crisis. Over the course of the year, the market and the economy responded to many historic events: the worst housing market since the Great Depression, the failure of Lehman Brothers, the conservatorship of the Fannie Mae and Freddie Mac, and the bailouts of AIG, Chrysler and General Motors. The government response to the crisis was swift and in most cases effective. The Troubled Asset Relief Program (TARP) stabilized many financial institutions. The Term Asset-Backed Securities Loan Facility (TALF) rejuvenated the market for asset-backed securities and commercial mortgage-backed securities.

The Fed kept the commercial paper market functioning. Equity markets bottomed in March and then recovered half of their losses, finishing down roughly 20% for the 12-month period. The financial crisis has abated now to the point that special Fed liquidity programs are being unwound. It was a very challenging market to navigate, with the credit crisis continuing to unfold and economy shrinking and going through massive job losses, while certain asset classes recovered so strongly that they finished the period at pre-crisis spread levels.

The portfolio outperformed the benchmark as fixed income credit sectors initially sold off, but then rallied later in the period. The portfolio added exposure to corporate credit and commercial mortgage-backed securities at historically wide spread levels, which greatly helped performance. Specifically, adding exposure to bank and finance, insurance and REITS was beneficial. Non-agency mortgage sectors failed to recover fully as the abysmal housing market weighed on performance.

The U.S. economy is expected to transition to a period of sluggish growth from the current recession. Growth will come from business investment, though a rebound in consumer spending is hard to foresee as unemployment remains high. The Fed is expected to leave interest rates on hold until early 2010 though regional reports of recovery are increasing odds of a rate hike. Credit markets have recovered dramatically, though some areas of value remain in corporate bonds and commercial mortgage-backed securities.

MFC Commentary:

Market Environment  ▶ U.S. bonds posted positive results for the 12-month period despite tremendous market volatility and unprecedented turmoil in the economy and Financial sector. The period began with a severe economic downturn and a liquidity crisis in the credit markets that crippled the financial sector, leading to the bankruptcy or takeover of several major financial institutions. In this environment, Treasury bonds and other high-quality securities posted strong gains amid a substantial flight to quality, while corporate bonds declined sharply as investors shunned riskier securities. In early 2009, however, market conditions changed as the federal government’s efforts to thaw the credit markets, shore up the Financial sector, and stimulate economic growth began to bear fruit. By mid-2009, the U.S. economy was showing signs of stabilization, and liquidity in the credit markets had gradually improved. As a result, bond market leadership shifted — a more positive outlook led to a rally in riskier assets, with corporate bonds posting the best returns, while Treasury securities lagged.

The portfolio’s exposure to corporate bonds hurt performance in the beginning of the period. However, a move to increase corporate bond exposure in late 2008 and early 2009, when corporate bonds were trading at significantly depressed valuations, contributed to the portfolio’s outperformance of its benchmark. At the beginning of the 12-month period, corporate bonds made up about a third of the portfolio, which was low by historical standards. However, as we took advantage of tremendous price dislocations in the corporate bond market, the portfolio’s corporate bond holdings increased to more than half of the portfolio by the end of the period. This strategy proved favorable as corporate bonds outperformed by a substantial margin in the last six months. The fund’s limited exposure to Treasury bonds also added value as these securities underperformed.

We believe that the economy is in a nascent recovery phase that appears to be sustainable, given the enormous amount of federal stimulus in place. However, we expect the recovery to progress at a gradual pace. Despite the rebound in corporate bonds so far in 2009, valuations are comparable to those in late 2002, the peak of the last recession. As a result, we still believe this segment of the bond market is attractively valued.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Active Bond Class 1 (began 10/15/05)	8.68%	—	—	4.20%	8.68%	—	—	17.31%
Active Bond Class NAV (began 10/27/05)	8.73%	—	—	4.39%	8.73%	—	—	17.98%
Barclays Capital U.S. Aggregate Bond (10/15/05)[2,3,4]	7.94%	—	—	5.77%	7.94%	—	—	24.33%
Barclays Capital U.S. Aggregate Bond Index (10/27/05)[2,3,4]	7.94%	—	—	5.92%	7.94%	—	—	24.75%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.72% and Class NAV – 0.67%.

All Cap Core Fund
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Robert Wang and James Francis

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes primarily in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.06
Industrial	12.16
Financial	11.61
Communications	10.07
Energy	8.70
Technology	7.51
Consumer, Cyclical	5.82
Basic Materials	5.14
Utilities	3.14

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the All Cap Core Class NAV returned –20.07%, compared to the –18.62% return of the Russell 3000 Index.

Market Environment  ▶ The last 12 months was one of the most extreme periods in recent stock market history. The final four months of 2008 witnessed the collapse of Lehman Brothers and AIG as well as the demise of several major banks including Wachovia and Washington Mutual. 2008 ended on a positive note as the markets rallied in December. However, recovery hopes were dashed after the market swooned in the first quarter. Since March, financial markets have recovered dramatically as it appears the economy is on the mend. The case for recovery has been bolstered by the many Fed-sponsored lending programs that have helped restore liquidity to the market. In addition, several federal programs, including “Cash for Clunkers” and the first-time homebuyer credit, have enticed consumers to resume making big-ticket purchases, a key component of economic growth.

Housing is showing significant improvements as evidenced by the most recent housing report, which showed that new home sales, in line with gains in existing home sales, surged 9.6% in July following an upward revised 9.1% surge in June. The 433,000 annual unit pace is the best since September 2008. The strong sales pulled down new homes on the market to 271,000 versus 280,000 in June and down from 419,000 a year ago. The 271,000 level is the lowest since 1993. Supply at the current sales rate is down to 7.5 months, the lowest level since April 2007 and well down from June’s 8.5 months.

All told, we expect the recovery to continue. However, the levels of growth should be sluggish due to continued job losses and the large amounts of excess productive capacity in the U.S. and around the globe.

The fund underperformed its benchmark during the period. Stocks within the banks, consumer durables and apparel, and materials industry groups contributed most to relative performance. The largest detractors from relative performance were energy, pharmaceuticals and biotechnology, and transportation.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
All Cap Core Class NAV (began 4/28/06)	–20.07%	—	—	–6.97%	–20.07%	—	—	–21.45%
Russell 3000 Index[2,3,4]	–18.62%	—	—	–5.31%	–18.62%	—	—	–16.66%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.80%.

All Cap Growth Fund
Subadviser: Invesco AIM Capital Management, Inc.
Portfolio Managers: Robert J. Lloyd & Ryan A. Amerman

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing the Fund’s assets primarily in common stocks of companies that are believed to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	26.09
Technology	17.52
Industrial	13.57
Consumer, Cyclical	11.82
Communications	11.04
Financial	6.53
Energy	5.77
Basic Materials	2.70

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the All Cap Growth Class 1 returned –23.94%, compared to the –17.17% return of the Russell 3000 Growth Index.

Market Environment  ▶ Major U.S. equity markets fell by double digits during the period, as significant problems in the credit markets, weakness in the housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, global equity markets began to recover some of these losses in early March 2009.

The Fund’s key detractors from relative results versus its benchmark included Energy, Industrials and Materials, driven largely by poor stock selection and an overweight position in late 2008, when many stocks in these sectors were battered by the global economic slowdown. Underperformance in the Information Technology and Consumer Discretionary sectors was driven by stock selection and an underweight position in early 2009 when many stocks in these sectors rallied as the market began to rebound.

Among the Fund’s key contributors to relative performance were Telecommunications and Utilities, driven primarily by good stock selection. Outperformance in the Financials sector was due to stock selection and an underweight position when many of these stocks had weak performance because of the credit crisis.

Early in the period, the portfolio had significant exposure to sectors benefiting from global economic expansion and development, including Energy, Materials and Industrials. During the fourth quarter of 2008, we repositioned the portfolio for an economic recession. We significantly reduced the Fund’s exposure to the Energy, Materials and Industrials sectors, and built overweight positions in more defensive sectors such as Health Care and Consumer Staples. This defensive positioning aided performance as the stock market faltered through early 2009. However, when the market began to recover in March, this defensive positioning hurt performance. We began to reposition the portfolio in April, as the economy showed signs of stabilizing and we identified companies with the potential for sustainable earnings growth in a more stable economic environment. This repositioning included a reduction in the more defensive Health Care and Consumer Staples sectors, and a significant increase in the more economically sensitive sectors, including Information Technology and Consumer Discretionary.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
All Cap Growth Class 1 (began 10/15/05)	–23.94%	—	—	–5.10%	–23.94%	—	—	–18.37%
Russell 3000 Growth Index[2,3,4]	–17.17%	—	—	–0.78%	–17.17%	—	—	–2.97%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense equals the gross expense and is 0.98%.

All Cap Value Fund
Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch and Deepak Khana

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that are believed to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.84
Consumer, Non-cyclical	19.96
Industrial	14.41
Consumer, Cyclical	13.70
Energy	10.28
Technology	5.35
Basic Materials	3.77
Communications	1.61

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the All Cap Value Class NAV returned –14.34%, compared to the –20.30% return of the Russell 3000 Value Index.

Market Environment  ▶ The U.S. suffered a substantial slowdown in economic activity during the later half of 2008, marked by continuing weak housing prices, banks reluctant to lend money and a slowing job market. As we moved through 2009, however, we began to see early evidence of a bottoming in overall economic activity.

During the period, large-, mid- and small-cap stocks within the Russell 3000 Value Index all declined by double digits. Within Morningstar’s market capitalization definitions, the portfolio’s weighting in large-cap stocks at period end was 56.5% versus 69.7% for the benchmark. Exposure to mid-cap stocks was 38.3% versus 20.8%, and the small-cap allocation was 3.8% versus 9.5% for the portfolio and benchmark, respectively.

Health Care was the portfolio’s best contributing sector relative to the benchmark Index. Stock selection within the Consumer Staples sector also aided relative performance. An agricultural processor rose sharply in the poor stock market environment of late 2008 following a September quarter earnings result that far surpassed analysts’ expectations. Fears of a margin squeeze evaporated as corn prices fell dramatically in the second half of 2008.

Stock selection within the Energy sector was the largest detractor from performance. Stock selection within Technology also hurt relative performance somewhat.

PERFORMANCE TABLE [1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
All Cap Value Class 1 (began 10/15/05)	–14.42%	—	—	1.36%	–14.42%	—	—	5.40%
All Cap Value Class NAV (began 10/15/05)	–14.34%	—	—	1.41%	–14.34%	—	—	5.58%
Russell 3000 Value Index[2,3,4]	–20.30%	—	—	–2.58%	–20.30%	—	—	–9.64%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indices.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.97% and Class NAV – 0.92%.

Alpha Opportunities Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Kent Stahl, CFA and Gregg Thomas, CFA

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term total return by employing a “multiple sleeve structure” which means the Fund has several components that are managed separately in different investment styles. The Fund seeks to obtain its objective by combining these different components into a single fund. For purposes of the Fund, “total return” means growth of capital and investment income (dividends and interest).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	16.61
Financial	15.15
Consumer, Cyclical	10.91
Industrial	10.38
Technology	10.06
Energy	9.86
Communications	7.82
Basic Materials	5.43
Investment Companies	1.14
Utilities	0.32

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ From its inception on October 7, 2008 to August 31, 2009, the Alpha Opportunities Class NAV returned +8.80%, compared to the –0.04% return of the Russell 3000 Index.

Market Environment  ▶ Global equity markets rose during the reporting period despite continuing difficulty in credit markets and recessionary struggles in countries across the globe. Equity markets bottomed in March 2009 before rebounding off of their lows, as many companies beat earnings expectations, driven by significant cost-cutting measures. Several countries began to report economic growth in August 2009 and declared that they had moved out of recession and into recovery.

Over the same period, six of the 10 sectors within the Russell 3000 Index registered positive returns. Information Technology (16.5%), Materials (8.7%) and Consumer Discretionary (8.5%) performed the best. Financials (–15.8%), Energy (–7.8%) and Industrials (–5.5%) performed the worst.

The fund’s relative outperformance was driven by both strong sector allocation and security selection decisions. The fund benefited from an underweight to and security selection within Financials, as well as an allocation to cash. Results in Health Care (overweight) and Consumer Staples (underweight) were also positive on both a sector allocation and security selection basis. Security selection within Materials and an underweight to Information Technology detracted from relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Alpha Opportunities Class NAV (began 10/7/08)	—	—	—	—	—	—	—	8.80%
Russell 3000 Index[2,3,4]	—	—	—	—	—	—	—	–0.04%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.07%.

Alternative Asset Allocation Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing in “alternative asset classes”. The fund will allocate its assets among other funds in the John Hancock Funds complex and other investment companies, including ETFs, that emphasize alternative or non-traditional asset categories or investment categories. Alternative or non-traditional asset categories generally have a low correlation with the broad U.S. stock and bond market.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Emerging Markets	16.22
Real Estate	16.21
Bank Loan	13.53
Treasury Inflation-Protected Securities	11.58
Global Bond	9.64
International Small Cap	9.00
High Yield Bond	8.88
Exchange Traded Funds and Other	8.70
Natural Resources	6.24

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Fund Results  ▶ From its inception on January 2, 2009 to August 31, 2009, the Alternative Asset Allocation Class A returned +28.20%, compared to the +13.79% return of the Combined Index.

Market Environment  ▶ The eight months ended August 31, 2009 marked a period of extraordinary ups and downs for the U.S. stock market. Panic selling characterized the difficult months of January and February, as investors reacted to dismal economic news. There was virtually nowhere for investors to hide as the sharp selloff in the market was accompanied by steep losses in commodities, real estate and a number of other asset classes. Overall, U.S. stocks experienced their worst year since the Great Depression in 1931.

Most fixed income asset classes also struggled in early 2009. Facing a crisis of confidence, investors fled to the safety of Treasury securities, making the asset class one of the best-performing areas and one of the few to post positive returns during that time. On the opposite side, high-yield bonds suffered double-digit losses, and even many investment-grade corporate bonds did poorly.

However, equities began to rally vigorously in March. The spectacular gains were spurred by bargain hunting and a reduction in the desperate fear that had gripped market participants since the fall. Many equity asset classes outpaced the S&P 500 Index during the recovery. Global equity markets rallied as well, with riskier asset classes such as emerging markets producing especially strong returns (note that these returns were helped by considerable dollar weakness). The credit markets also improved in the second half of the period, buoyed by significant action on the part of the government. The segments that had sustained some of the worst damage in 2008, high-yield bonds and bank loans, performed best as investors began to shift assets back into riskier areas.

From an asset allocation standpoint, the portfolio benefited on the equity side from allocations to emerging market equities, international small cap equities and global real estate, all of which outperformed the S&P 500 Index. On the fixed income side, the portfolio’s results were buoyed by bank loans and high yield bonds, both of which outpaced the Barclay’s Capital Aggregate Bond Index. Conversely, an allocation to global bonds detracted from performance. From a manager perspective, Emerging Markets (Dimensional) added to performance by outperforming its benchmark, the MSCI Emerging Markets Index. Additionally, Natural Resources (Wellington) aided the portfolio’s results by beating its benchmark, the MSCI Global Natural Resources Index, while Real Return Bond (PIMCO) outpaced the Barclays Capital U.S. TIPS Index. Conversely, Floating Rate Income (WAMCO)underperformed the Barclays Capital U.S. High Yield Loan Index and detracted from the portfolio’s overall results.

PERFORMANCE TABLE[2,6]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Alternative Asset Allocation Class A (began 1/2/09)	—	—	—	—	—	—	—	28.20%
Combined Index[3,4,5]	—	—	—	—	—	—	—	13.79%

1	NAV represents net asset value and POP represents public offering price.

2	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4	The Combined Index represents 55% of the MSCI AC World Index and 45% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index.

6	Since inception, a portion of the Alternative Asset Allocation Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class A, the net expense equals the gross expense and is 1.65%.

American Diversified Growth & Income Portfolio*
*As of September 25, 2009, name changed to Core Diversified Growth & Income.
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital and income by investing in other funds and other investment companies. Under normal market conditions, the fund will generally invest between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed income securities, which include securities held by the underlying funds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	23.94
Large Value	17.97
U.S. Large Cap	15.96
Intermediate Bond	14.10
Financial	6.04
International Mid Cap	4.99
International	4.99
Utilities	4.01
Diversified	3.99
High Yield Bond	2.01

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Fund Results  ▶ For the year ended August 31, 2009, the American Diversified Growth & Income Class 1 returned –11.47%, compared to the –11.69% return of the Combined Index.

Market Environment  ▶ The 12 months ended August 31, 2009 marked a period of extraordinary ups and downs for the U.S. stock market. Panic selling characterized the difficult months from September through February, as investors reacted to dismal economic news, including freefalling home prices, surging unemployment, and declining GDP. There was virtually nowhere for investors to hide as the sharp selloff in the market was accompanied by steep losses in commodities, real estate and a number of other asset classes. Overall, U.S. stocks experienced their worst year since the Great Depression in 1931.

Most fixed income asset classes also struggled in late 2008 and early 2009. Facing a crisis of confidence, investors fled to the safety of Treasury securities, making the asset class one of the best-performing areas and one of the few to post positive returns during that time. On the opposite side, high-yield bonds suffered double-digit losses, and even many investment-grade corporate bonds did poorly.

The market decline continued into early 2009; however equities began to rally vigorously in March. The spectacular gains were spurred by bargain hunting and a reduction in the desperate fear that had gripped market participants since the fall. Many equity asset classes outpaced the S&P 500 Index during the recovery. Global equity markets rallied as well, with riskier asset classes such as emerging markets producing especially strong returns (note that these returns were helped by considerable dollar weakness). The credit markets also improved in the second half of the period, buoyed by significant action on the part of the government. The segments that had sustained some of the worst damage in 2008, high-yield bonds and bank loans, performed best as investors began to shift assets back into riskier areas.

From an asset allocation standpoint, the portfolio benefited from exposure to international large cap equities, international small cap equities, emerging market equities, and global bonds. Conversely, an allocation to high yield bonds detracted from performance. From a manager perspective, The Investment Company of America contributed positively to results by outperforming the S&P 500 Index. EuroPacific Growth Fund, Capital World Growth and Income Fund, and New Perspective Fund also helped the portfolio’s overall results by outperforming their respective benchmarks. Conversely, The Bond Fund of America underperformed the Barclays Capital U.S. Aggregate Bond Index by a significant margin and detracted from the portfolio’s performance. Washington Mutual Investors Fund and American Capital World Bond Fund also caused a drag by lagging their respective benchmarks.

PERFORMANCE TABLE[1,5]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
American Diversified Growth & Income Class 1 (began 7/01/08)	–11.47%	—	—	–11.82%	–11.47%	—	—	–13.68%
Combined Index[2,3,4]	–11.69%	—	—	–9.57%	–11.69%	—	—	–11.11%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	The Combined Index represents 75% of the Standard & Poor’s 500 Index and 25% of the Barclays Capital U.S. Aggregate Bond Index.

4	It is not possible to invest directly in an index.

5	Since inception, a portion of the American Diversified Growth & Income Portfolio expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense equals the gross expense and is 0.59%.

American Fundamental Holdings Portfolio*
*As of September 25, 2009, name changed to Core Fundamental Holdings Portfolio.
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing in other funds and other investment companies. Under normal market conditions, the fund will generally invest between 55% and 65% of its assets in equity securities, which include securities held by the underlying funds, and between 35% and 45% of its assets in fixed income securities, which include securities held by the underlying funds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Intermediate Bond	25.14
Energy	21.93
International	12.96
Large Value	11.96
U.S. Large Cap	11.96
Government	8.05
Utilities	8.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Fund Results  ▶ For the year ended August 31, 2009, the American Fundamental Holdings Class 1 returned –8.64%, compared to the –9.05% return of the Combined Index.

Market Environment  ▶ The 12 months ended August 31, 2009 marked a period of extraordinary ups and downs for the U.S. stock market. Panic selling characterized the difficult months from September through February, as investors reacted to dismal economic news, including freefalling home prices, surging unemployment, and declining GDP. There was virtually nowhere for investors to hide as the sharp selloff in the market was accompanied by steep losses in commodities, real estate and a number of other asset classes. Overall, U.S. stocks experienced their worst year since the Great Depression in 1931.

Most fixed income asset classes also struggled in late 2008 and early 2009. Facing a crisis of confidence, investors fled to the safety of Treasury securities, making the asset class one of the best-performing areas and one of the few to post positive returns during that time. On the opposite side, high-yield bonds suffered double-digit losses, and even many investment-grade corporate bonds did poorly.

The market decline continued into early 2009; however equities began to rally vigorously in March. The spectacular gains were spurred by bargain hunting and a reduction in the desperate fear that had gripped market participants since the fall. Many equity asset classes outpaced the S&P 500 Index during the recovery. Global equity markets rallied as well, with riskier asset classes such as emerging markets producing especially strong returns (note that these returns were helped by considerable dollar weakness). The credit markets also improved in the second half of the period, buoyed by significant action on the part of the government. The segments that had sustained some of the worst damage in 2008, high-yield bonds and bank loans, performed best as investors began to shift assets back into riskier areas.

From an asset allocation standpoint, the portfolio benefited from exposure to international equities, which outperformed the S&P 500 during the period. From a manager selection perspective, three of the five funds in the portfolio outperformed their individual benchmarks. Specifically, The Investment Company of America and The Income Fund of America both outpaced the S&P 500 Index, while EuroPacific Growth Fund beat the MSCI EAFE Index. On the negative side, The Bond Fund of America underperformed the Barclays Capital U.S. Aggregate Bond Index by a significant margin and detracted from the portfolio’s overall results. Washington Mutual Investors Fund also hurt performance by lagging the S&P 500 Index.

PERFORMANCE TABLE[1,5]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
American Fundamental Holdings Class 1 (began 7/01/08)	–8.64%	—	—	–9.18%	–8.64%	—	—	–10.65%
Combined Index[2,3,4]	–9.05%	—	—	–7.25%	–9.05%	—	—	–8.43%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	The Combined Index represents 65% of the Standard & Poor’s 500 Index and 35% of the Barclays Capital U.S. Aggregate Bond Index.

4	It is not possible to invest directly in an index.

5	Since inception, a portion of the American Fundamental Holdings Portfolio expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense equals the gross expense and is 0.54%.

American Global Diversification Portfolio*
*As of September 25, 2009, name changed to Core Global Diversification Portfolio.
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich and Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing in other funds and other investment companies. Under normal market conditions, the fund will generally invest a significant portion of its assets in securities, which include securities held by the underlying funds, of issuers located in a number of different countries throughout the world, excluding the U.S. and will generally invest between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed income securities, which include securities held by the underlying funds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Intermediate Bond	20.99
International Small Cap	16.01
International Mid Cap	16.00
Diversified	12.00
International	10.00
U.S. Large Cap	10.00
Large Value	8.00
High Yield Bond	7.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the American Global Diversification Class 1 returned –8.11%, compared to the –8.97% return of the Combined Index.

Environment  ▶ The 12 months ended August 31, 2009 marked a period of extraordinary ups and downs for the U.S. stock market. Panic selling characterized the difficult months from September through February, as investors reacted to dismal economic news, including freefalling home prices, surging unemployment, and declining GDP. There was virtually nowhere for investors to hide as the sharp selloff in the market was accompanied by steep losses in commodities, real estate and a number of other asset classes. Overall, U.S. stocks experienced their worst year since the Great Depression in 1931.

Most fixed income asset classes also struggled in late 2008 and early 2009. Facing a crisis of confidence, investors fled to the safety of Treasury securities, making the asset class one of the best-performing areas and one of the few to post positive returns during that time. On the opposite side, high-yield bonds suffered double-digit losses, and even many investment-grade corporate bonds did poorly.

The market decline continued into early 2009; however equities began to rally vigorously in March. The spectacular gains were spurred by bargain hunting and a reduction in the desperate fear that had gripped market participants since the fall. Many equity asset classes outpaced the S&P 500 Index during the recovery. Global equity markets rallied as well, with riskier asset classes such as emerging markets producing especially strong returns (note that these returns were helped by considerable dollar weakness). The credit markets also improved in the second half of the period, buoyed by significant action on the part of the government. The segments that had sustained some of the worst damage in 2008, high-yield bonds and bank loans, performed best as investors began to shift assets back into riskier areas.

From an asset allocation standpoint, the portfolio benefited from exposure to emerging market equities, international small cap equities and international large cap equities, all of which outperformed the S&P 500 Index. Conversely, exposure to high yield bonds, which underperformed the Barclay’s Capital Aggregate Bond Index, detracted from performance. From a manager perspective, Capital World Growth and Income Fund and New Perspective Fund both added to performance by outperforming the MSCI World Index, while EuroPacific Growth Fund contributed positively by beating the MSCI EAFE Index. Conversely, The Bond Fund of America underperformed the Barclays Capital U.S. Aggregate Bond Index by a significant margin and detracted from the portfolio’s overall results. Additionally, New World Fund, SMALLCAP World Fund, and American High-Income Trust all caused a drag on performance by lagging their respective benchmarks.

PERFORMANCE TABLE[1,5]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
American Global Diversification Class 1 (began 7/01/08)	–8.11%	—	—	–10.89%	–8.11%	—	—	–12.61%
Combined Index[2,3,4]	–8.97%	—	—	–9.60%	–8.97%	—	—	–11.13%

1	Performance does not reflect the deduction of taxes on fund distributions or redemption of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month end closest to the actual inception date of the fund.

3	The Combined Index represents 70% of the MSCI AC World Index and 30% of the Barclays Capital U.S. Aggregate Bond Index.

4	It is not possible to invest directly in an index.

5	Since inception, a portion of the American Global Diversification Portfolio expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense equals the gross expense and is 0.75%.

Blue Chip Growth Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  ▶ To provide long-term growth of capital with current income as a secondary objective. The Fund invests at least 80% of its net assets in common stocks of large- and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	19.57
Consumer, Non-cyclical	19.04
Financial	16.76
Technology	16.18
Consumer, Cyclical	9.40
Energy	6.38
Industrial	6.12
Basic Materials	2.10
Utilities	0.62

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Blue Chip Growth Class NAV returned –17.90%, compared to the –18.25% return of the S&P 500 Index.

Market Environment  ▶ Although the portfolio could not avoid losses for the 12 months ended August 31, 2009, it held its value relatively well in a challenging market environment. Sector positioning significantly helped the portfolio’s results compared with the S&P 500 Index, but this was partially offset by relatively weak stock selection results.

The past 12 months has been one of the most volatile periods in U.S. market history, including both an historic decline in the fall of 2008 and an aggressive pursuit of recovery through 2009 to date. Ultimately, large-cap U.S. stocks, as represented by the S&P 500 Index, finished the 12 months with a loss of approximately 18%.

Reflecting a severe financial crisis and related credit crunch, Financials stocks led the 2008 market downdraft. Despite a strong recovery in 2009, they still had the worst results of any market sector for the year. Not far behind were the Energy, Industrials and Business Services, and Materials sectors, all of which were hampered by the deteriorating global economy. While all sectors declined for the period, stable growth segments, such as Health Care and Consumer Staples, held their value better than other sectors. Information Technology stocks also outperformed. After several years of retrenchment in that sector, many large Technology firms offered investors sound financials and attractive valuations.

The most meaningful contributor to performance was an underweight in Financials during a stretch where the sector had very poor results. We avoided or limited losses in firms that were hard hit by the financial crisis. However, we are becoming more constructive on Financials. We think government support, clearer regulation and an improved economy are all helping to stabilize the industry. Overweights in Information Technology and Health Care also added significant value. Within Health Care, we had relatively good results in both the biotechnology and health care services segments. Long-term, we saw an appealing combination of growth potential and attractive valuations in both sectors.

Among detractors, an underweight to Consumer Staples weighed on relative results, but we see limited long-term growth potential in this sector. Disappointing stock selection results in the Energy and Industrials and Business Services sectors also limited our outperformance for the period.

PERFORMANCE TABLE[1,3]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Blue Chip Growth Class 1 (began 10/15/05)	–17.95%	—	—	–1.06%	–17.95%	—	—	–4.03%
Blue Chip Growth Class NAV (began 10/15/05)	–17.90%	—	—	–1.00%	–17.90%	—	—	–3.84%
S&P 500 Index[2,4,5]	–18.25%	—	—	–1.72%	–18.25%	—	—	–6.52%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Since inception, a portion of the Blue Chip Growth Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.89% and Class NAV – 0.84%.

Capital Appreciation Fund
Subadviser: Jennison Associates LLC
Portfolio Managers: Michael Del Balso, Kathleen A. McCarragher and Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 65% of the Fund’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that are believed to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	27.80
Technology	21.52
Communications	14.58
Consumer, Cyclical	10.53
Energy	7.80
Financial	6.39
Basic Materials	1.67
Industrial	0.44

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Capital Appreciation Class NAV returned –12.39%, compared to the –16.76% return of the Russell 1000 Growth Index.

Market Environment  ▶ The year was marked by economic and market turmoil. The credit crisis that began in 2007 escalated in September 2008, with the collapse of Lehman Brothers, the U.S. government’s urgent takeover of several “too big to fail” financial institutions, and the distressed sales of a couple of large commercial banking franchises.

The credit crunch prompted unprecedented coordination between the Treasury Department and Federal Reserve to resuscitate credit markets and stabilize the financial system. These actions failed to thwart the most severe recession in recent history. However, a variety of government programs helped stabilize and stimulate the economy. U.S. equity markets rebounded on signs of economic stabilization in the last half of the period. Rising foreclosures, low interest rates, and the increased availability of mortgage credit stimulated housing activity. Businesses continued to rein in labor costs, contributing to a national unemployment rate of 9.7% by the end of August 2009.

The fund outperformed its benchmark, largely on solid stock selection in the Health Care, Consumer Discretionary, Financials, Materials and Energy sectors. Health Care holdings benefited from an improved pricing environment, growing unit demand, industry consolidation, and differentiated product offerings. In Consumer Discretionary, one key holding, an Internet retailer, benefited from the rise in e-commerce. The fund’s top-performing Financials stock rose on solid fixed income, currency, and commodities revenues, a strong balance sheet, and steady navigation of the troubled market environment. In Energy, holdings of note benefited from differentiated international positions, offshore drilling execution, and the promise of production growth. An overweight position in Health Care and an underweight stance in Industrials also worked well.

Stock selection detracted from the fund’s return relative to the benchmark in Industrials, where holdings declined on concerns that the financial crisis and global slowdown would curtail infrastructure investments and weaken pricing power.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Capital Appreciation Class 1 (began 10/15/05)	–12.37%	—	—	–0.80%	–12.37%	—	—	–3.08%
Capital Appreciation Class NAV (began 10/15/05)	–12.39%	—	—	–0.74%	–12.39%	—	—	–2.85%
Russell 1000 Growth Index[2,3,4]	–16.76%	—	—	–0.79%	–16.76%	—	—	–3.03%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.80% and Class NAV – 0.75%.

Core Bond Fund
Subadviser: Wells Capital Management, Inc.
Portfolio Managers: William Stevens, Thomas O’Connor, Lynne Royer, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	27.00
Mortgage Securities	17.52
U.S. Treasury Notes	13.50
Financial	7.42
Federal Home Loan Mortgage Corp.	6.43
Asset Backed Securities	4.72
Consumer, Non-cyclical	3.04
Communications	3.03
U.S. Treasury Bonds	3.01
Energy	2.76

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Core Bond Class NAV returned +9.69%, compared to the +7.94% return of the Barclays Capital U.S. Aggregate Bond Index.

Market Environment  ▶ This fiscal year began with the U.S. subprime and liquidity crisis evolving into a global credit and liquidity freeze that tipped the global economy into recession. In September, Lehman Brothers filed for bankruptcy, AIG was rescued by the Federal Reserve, and Bank of America purchased Merrill Lynch with eventual help from the U.S. Treasury. The Fed and Treasury moved aggressively and creatively to stabilize the markets through a series of actions including significant federal funds rate cuts, placing Fannie Mae and Freddie Mac into conservatorship, and committing funds to buy Agency mortgage-backed securities and Agency debt. In addition, the Troubled Asset Relief Program (TARP) was created to help unclog the financial markets.

Most recently, economic data has turned more positive, hinting at a possible bottoming in the economic cycle. While weak jobs numbers remains the Achilles’ heel of a broad-based economic recovery, the market has found hope in improved housing data, vehicle sales, and business and consumer confidence. Risk appetites have increased, resulting in higher than average returns for fixed income assets.

While volatility and liquidity over the last year presented near-term challenges, we viewed the pricing of fixed income assets as providing historic opportunities to buy very cheap assets. Consistent with our investment process, security selection was the largest contributor to performance. Security selection and relative value trading in structured products, especially pass-through mortgage-backed securities and commercial mortgage-backed securities (CMBS), all helped drive performance. Timely shifts in the fund’s allocation to corporate bonds enhanced performance. Security selection, particularly in non-corporates, telecommunications, REITs, cable/media and health care, added to results. Opportunistic positioning in the bank/finance sector and not owning some of the worst-performing finance names, enhanced return. Purchases of new issues in health care and telecommunications also added to relative returns. Overweights in CMBS and asset-backed securities, while detracting from performance in late 2008, were large contributors to performance in 2009, as yield spreads tightened significantly. Security selection in high quality asset-backed securities benefited our relative returns. Limited exposure to non-agency mortgages and underweights in Agency and Treasury debt early in the fiscal year detracted from performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Core Bond Class 1 (began 10/15/05)	9.71%	—	—	5.80%	9.71%	—	—	24.45%
Core Bond Class NAV (began 10/15/05)	9.69%	—	—	5.84%	9.69%	—	—	24.63%
Barclays Capital U.S. Aggregate Bond Index[2,3,4]	7.94%	—	—	5.77%	7.94%	—	—	24.33%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.80% and Class NAV – 0.75%.

Emerging Markets Value Fund
Subadviser: Dimensional Fund Advisors LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing primarily in companies associated with emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	29.40
Basic Materials	15.39
Industrial	14.92
Consumer, Cyclical	9.35
Consumer, Non-cyclical	6.58
Diversified	5.21
Energy	4.64
Technology	3.76
Communications	1.53
Utilities	1.39

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Emerging Markets Value Class NAV returned +1.07%, compared to the –9.71% return of the MSCI Emerging Markets Index.

Market Environment  ▶ The 12 months from September 2008 to August 2009 were characterized by two completely different periods. From September 2008 to early March 2009, global equity markets fell by about 50%, as the global financial crisis and the slowdown in many of the world’s leading economies became more severe. Then, from early March to August 2009, equity markets around the world, especially in emerging markets, rebounded sharply, as fears of a systemic collapse of the world economy abated and financial markets began to show some signs of stabilization. Throughout this period, volatility and divergent performance in emerging markets was at extraordinarily high levels, especially in late 2008 and the early part of 2009. As a result, small differences in portfolio weights between different strategies or between strategies and benchmarks often resulted in large differences in performance.

The fund’s lack of exposure to Russia, which underperformed relative to most emerging markets, and other allocation differences across countries had a large positive impact on relative performance. Composition differences within countries, especially in China and India, also had a strong positive impact on relative performance.

The portfolio’s overweight to deep value stocks, which greatly outperformed relative to growth stocks, and other differences in allocation along the value/growth dimensions had a large positive impact on relative performance. On the other hand, composition differences within various value and growth segments had a negative but weaker impact on relative performance.

The portfolio’s overweight to the smallest stocks, which outperformed all other market capitalization segments, and other differences in allocation had a strong positive impact on relative performance. Within the different market capitalization segments, especially among the smallest stocks, the portfolio’s baskets of securities generally outperformed those of the Index.

The fund’s overweight to the Consumer Discretionary sector, which outperformed most other sectors, and other differences in allocation across sectors added to results. Composition differences within the different sectors, especially in the financial sector, also greatly aided relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Emerging Markets Value Class NAV (began 5/1/07)	1.07%	—	—	–1.15%	1.07%	—	—	–2.66%
MSCI Emerging Markets Index[2,3,4]	–9.71%	—	—	–3.36%	–9.71%	—	—	–7.68%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.08%.

Emerging Small Company Fund
Subadviser: RCM Capital Management LLC
Portfolio Managers: Thomas J. Ross and Louise M. Laufersweiler

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing at least 80% of the Fund’s total net assets in equity securities of U.S. companies with smaller capitalizations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.82
Technology	18.87
Consumer, Cyclical	15.96
Industrial	11.69
Financial	7.90
Communications	6.32
Energy	3.25
Basic Materials	2.49

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Emerging Small Company Class 1 returned –18.65%, compared to the –22.02% return of the Russell 2000 Growth Index.

Market Environment  ▶ U.S. small-cap growth equities have experienced an exceptionally volatile past 12 months. The financial crisis that battered equity markets through the latter half of 2008 and the beginning of 2009 reversed in March, and equities, particularly small caps, began to rally. While U.S. small-cap stocks lagged large caps over the year ended August 31, 2009, they have handily outperformed large caps coming off of the March 9th lows.

Relative returns were driven by strong stock selection within the Industrials, Energy and Technology sectors as well as by a defensive cash position relative to the benchmark. In contrast, an overweight to Financials, and weak selection within the Health Care, Consumer Staples and Consumer Discretionary sectors hurt.

Given their sensitivity to the macroeconomic environment as well as their reliance on capital markets, small caps were particularly affected by the deleveraging that occurred as the credit crisis unfolded. As the crisis accelerated in the final months of 2008, investors began selling assets perceived to be riskier and began hoarding cash and cash equivalents. As lending ground to a standstill globally, credit spreads spiked to historic levels, posing huge challenges for companies reliant on short-term lending. Between September 1, 2008 and the March 9, 2009 bottom, small-cap growth stocks lost 52%.

As credit markets began to thaw and volatility declined, small-cap stocks regained their footing. In line with previous market corrections, small-cap stocks led the rebound posting returns of 62% between the March low and August 31, 2009. Though small caps have performed very well since March, low-quality companies have rallied the most, posing a challenge for the fund, which focuses on high-quality small caps. As a result of the exceptionally strong performance of the smallest stocks, with the lowest share prices, and worst quality characteristics, a majority of active managers lagged the benchmark coming off the market bottom. However, as the summer wore on, investor focus appeared to shift back to company fundamentals, making it easier for active managers to outperform. By the end of August, active small-cap investors could point to a growing list of indicators that the low-quality rally was finally nearing an end.

PERFORMANCE TABLE[1,3]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Emerging Small Company Class 1 (began 10/15/05)	–18.65%	—	—	–4.19%	–18.65%	—	—	–15.29%
Russell 2000 Growth Index[2,4,5]	–22.02%	—	—	–0.75%	–22.02%	—	—	–2.87%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Since inception, a portion of the Emerging Small Company Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense equals the gross expense and is 1.13%.

Equity-Income Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  ▶ To provide substantial dividend income and also long-term capital appreciation. The Fund invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	19.66
Energy	13.85
Industrial	11.58
Consumer, Non-cyclical	10.66
Consumer, Cyclical	9.48
Communications	8.53
Basic Materials	5.64
Technology	4.68
Utilities	4.61

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Equity Income Class NAV returned –15.68%, compared to the –20.27% return of the Russell 1000 Value Index.

Market Environment  ▶ The past 12 months saw the emergence of one of the greatest financial crises and economic contractions of the postwar era. The Russell 1000 Value Index posted a significant double-digit negative return for the one-year period, with all sectors declining. Industrials and Business Services, Financials and Materials were the hardest hit, reflecting the ongoing financial crisis, the restructuring of the U.S. auto industry, and declining commodity prices, respectively. The traditionally defensive Consumer Staples and Health Care sectors held up best, posting only single-digit losses.

Against that backdrop, the portfolio posted a double-digit negative return, but nonetheless outpaced its Russell index. Broadly speaking, stock selection helped relative results, while sector allocation detracted. The primary relative contribution came from stock choices within the Financials sector. The most beneficial positions were concentrated in the diversified financial services industry. We remain considerably underweight in this sector, focusing on individual firms that we believe are most likely to make it through the current turmoil.

Stock selection in Energy helped relative results as well. Energy has long been an important area of investment for the portfolio, with a focus on companies that are positioned to find and develop new capacity. We believe that economic recovery and increased emerging-market demand should both work in the favor of energy firms. Our holdings in Industrials and Business Services also held their value better than their benchmark peers. Within the sector, we favor both industrial conglomerates and more focused companies with strong business models, balance sheets and cash flows.

The most significant relative detractor came from Consumer Discretionary, where our beneficial overweight position was not enough to offset weak stock selection. Our focus in Consumer Discretionary is on media companies, particularly in the cable industry.

PERFORMANCE TABLE[1,3]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Equity-Income Class 1 (began 10/15/05)	–15.65%	—	—	–0.90%	–15.65%	—	—	–3.44%
Equity-Income Class NAV (began 10/15/05)	–15.68%	—	—	–0.87%	–15.68%	—	—	–3.34%
Russell 1000 Value Index[2,4,5]	–20.27%	—	—	–2.63%	–20.27%	—	—	–9.82%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Since inception, a portion of the Equity-Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

4	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

5	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.84%.

Fundamental Value Fund
Subadviser: Davis Selected Advisers, L.P.
Portfolio Managers: Christopher C. Davis and Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek growth of capital. The Fund invests primarily in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.42
Consumer, Non-cyclical	17.31
Energy	13.56
Consumer, Cyclical	10.38
Technology	6.34
Industrial	5.64
Communications	4.90
Basic Materials	2.24
Diversified	0.88
Utilities	0.17

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Fundamental Value Class NAV returned –18.75%, compared to the –18.25% return of the S&P 500 Index.

Market Environment  ▶ All sectors within the Index turned in negative performance. The sectors that posted the worst performance over the period were Financials, Industrials and Energy. The sectors that turned in the strongest (but still negative) performance were Consumer Staples, Health Care and Information Technology.

The Fund’s Financial companies outperformed the corresponding benchmark sector (–20% versus –29% for the Index), but they were still the largest detractors from performance. A higher relative average weighting in this sector (28% versus 13% for the Index) detracted from performance. The second largest detractor from performance was the Energy sector. The Fund’s Energy companies underperformed the corresponding benchmark sector (–29% versus –28% for the Index) and a higher relative average weighting (17% versus 13% for the Index) also held back performance. Consumer Staples companies detracted from performance. The Fund’s Consumer Staples holdings underperformed the corresponding benchmark sector (–16% versus –9% for the Index).

Health Care companies made a positive contribution to the Fund’s performance. The portfolio’s Health Care companies outperformed the corresponding benchmark sector (flat versus –11% for the Index). A lower relative average weighting in this relatively strong sector (6% versus 14% for the Index) took away from performance. Individual companies contributing to performance included two Consumer Discretionary companies and two Information Technology companies.

The Fund held approximately 14% of its assets in foreign companies (including American Depositary Receipts) at August 31, 2009. As a whole, these companies outperformed the domestic companies within the portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Fundamental Value Class 1 (began 10/15/05)	–18.72%	—	—	–2.50%	–18.72%	—	—	–9.35%
Fundamental Value Class NAV (began 10/15/05)	–18.75%	—	—	–2.47%	–18.75%	—	—	–9.24%
S&P 500 Index[2,3,4]	–18.25%	—	—	–1.72%	–18.25%	—	—	–6.52%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.85% and Class NAV – 0.80%.

Global Agribusiness Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Jennifer Doroty, Norman Ali and Robert Lutzko

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing in equities and equity-related securities of companies involved in the agribusiness sector.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	55.76
Basic Materials	43.72
Industrial	0.52

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the period from the Fund’s inception on January 2, 2009 to August 31, 2009, the Global Agribusiness Class A returned +14.52%, compared to the +22.54% return of the MSCI World Agricultural & Food Chain Sector Capped Custom Index.

Market Environment  ▶ The year 2009 has been a year of extreme volatility. Global economic concerns caused markets to tumble during the first two months of the year. On March 9, global indices bottomed to lows not seen in years and the fund was down nearly 11% year-to-date. The following day, the fund gained nearly 5.3%. This illustrates the unprecedented market volatility. In the months ahead, markets rallied and delivered spectacular returns not seen in decades. Investors’ confidence increased on expectations that global economic conditions were improving, and as a result risk appetite increased. Emerging markets, small-cap cyclical and Financial stocks were among the largest beneficiaries.

It has been a volatile year for the fund, particularly due to extreme volatility in the fertilizer industry which represents approximately one-third of the portfolio. The fund’s strong performance during the first few months of the year was led by the fertilizer industry. The fund was trading in line with its industry index. Fertilizer, in particular potash-based fertilizer stocks, collapsed in May and June, tumbling by more than 30% as the global recession diminished potash pricing and demand. The fund lagged its benchmark return mainly because of an overweight position in the fertilizer industry and underweight position in Consumer Staples.

We expect volatility to remain high in the near-term. In the fertilizer sector, we believe stocks will gradually improve. Even though the recent months have been challenging for the fertilizer sector and fertilizer prices have declined materially, they are still near record levels. In the months ahead, our outlook for fertilizers is positive as we expect demand to improve, fertilizer pricing to stabilize, and commodity prices to appreciate. Our outlook for the Consumer Staples sector is increasingly positive, given improving economic conditions. We believe this sector will continue to gradually strengthen and appreciate. Our principal objective is for long-term capital appreciation and growth. We are maintaining our disciplined investment approach and continue to invest in stocks and sectors with superior quantitative rankings and strong fundamentals.

PERFORMANCE TABLE[2,6]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Global Agribusiness Class A (began 1/2/09)	—	—	—	—	—	—	—	14.52%
Global Agribusiness Class I (began 1/2/09)	—	—	—	—	—	—	—	14.84%
MSCI World Agriculture & Food Chain Sector Capped Custom Index[3,4,5]	—	—	—	—	—	—	—	22.54%

1	NAV represents net asset value and POP represents public offering price.

2	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4	MSCI World Agriculture & Food Chain Sector Capped Custom Index is an equity-based index designed to measure the performance of the various components of the agriculture and food industries — from production through to distribution. The sector capped weighting scheme applies one-third of the index weight at each Quarterly Index Review to both the Agricultural Products and the Fertilizers & Agricultural Chemicals Sub-Industries. The remaining third is split between the Food Distributors and Packaged Foods & Meats Sub-Industries.

5	It is not possible to invest directly in an index.

6	Since inception, a portion of the Global Agribusiness Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2009. For Class A, the net expense is 1.45%. Had the fee waivers and expense limitations not been in place, the gross expense would be 3.66%.

Global Bond Fund
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Scott Mather

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund invests at least 80% of its net assets in fixed-income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	30.31
Government	26.07
Mortgage Securities	12.59
Federal National Mortgage Association	8.50
Government National Mortgage Association	6.50
Asset Backed Securities	2.93
Communications	1.67
Consumer, Non-cyclical	1.31
U.S. Treasury Notes	0.85
Industrial	0.84

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Global Bond Class NAV returned +6.14%, compared to the +10.39% return of the JP Morgan Global Government Bond Unhedged Index.

Market Environment  ▶ Early in the period, most fixed income securities lost ground, as the most severe credit crisis since the 1930s rocked global markets with the collapse and deep troubles of large financial institutions. Massive deleveraging produced an upheaval in the U.S. financial system and an unprecedented level of intervention by the Federal Reserve and the U.S. Treasury took place. Through the end of 2008, interest rates fell worldwide and yield curves in the U.S., Europe and the U.K. steepened, as investors fled to the safety of government bonds, particularly shorter maturities.

During 2009, interest rates rose and capital flowed back toward riskier assets. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of 2008. Higher U.S. Treasury yields were a drag on economic recovery, as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of 2008’s flight to liquidity and quality, other factors were in play as well. Investors worried that the massive new issuance of U.S. Treasuries looming on the horizon would overwhelm demand. Another concern was that the Fed’s injection of liquidity would eventually fuel inflation once the economy started to recover.

Developed global bonds posted weak returns during the first half and strong returns during the second half of the fiscal year. Global yield curves steepened sharply as short-dated government bonds outperformed in a flight to quality. U.S. duration positioning detracted from performance overall as U.S. yields fell in the first half and rose in the second half. However, duration positioning in the U.K. and Euroland added to returns over the year as yields fell in both regions. An allocation to mortgages was positive for returns as these bonds outperformed U.S. Treasuries. Exposure to investment grade corporates added slightly to returns as the sector outperformed U.S. Treasuries over the year. However, an emphasis on high-grade financials more than offset this positive impact as financial names underperformed U.S. Treasuries despite their rebound in 2009.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Global Bond Class 1 (began 10/15/05)	6.02%	—	—	5.04%	6.02%	—	—	21.01%
Global Bond Class NAV (began 10/15/05)	6.14%	—	—	5.12%	6.14%	—	—	21.38%
JP Morgan Global Government Bond Unhedged Index[2,3,4]	10.39%	—	—	7.14%	10.39%	—	—	31.02%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	JP Morgan Global Government Bond Unhedged Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency. By including only traded issues, the Index provides a realistic measure of market performance for international investors. It is calculated by J.P. Morgan, and reflects reinvestment of all applicable dividends, capital gains and interest.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.88% and Class NAV – 0.83%.

Global Infrastructure Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Jennifer Doroty, Norman Ali and Robert Lutzko

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long–term capital appreciation by investing in equities and equity-related securities of companies involved in the infrastructure sector.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	33.80
Utilities	31.45
Energy	16.99
Consumer, Non-cyclical	10.36
Industrial	6.01
Consumer, Cyclical	1.01
Financial	0.38

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the period from the Fund’s inception on January 2, 2009 to August 31, 2009, the Global Infrastructure Class A returned +3.85%, compared to the +6.26% return of the MSCI World Infrastructure Sector Capped Custom Index.

Market Environment  ▶ Concerns over the global macroeconomic environment hurt equity markets in the first two months of 2009. By mid-March, global indices were off 50% from their recent peaks. In the months ahead, markets rallied and delivered spectacular returns not seen in decades, triggered by better-than-expected economic and company-specific results. A sharp market rally was justified, given the extreme pessimistic outlook that drove the sell-off up until mid-March. Investor confidence increased on expectations that global economic conditions were improving, encouraged by aggressive government stimulus initiatives. As a result, risk appetite increased. Within the infrastructure segment, the main beneficiaries were companies in the construction and engineering industry.

The fund’s performance was hurt by depreciation of the U.S. Dollar relative to other currencies. Also, the sharp sell-off in March was due to the poor prospects of the Telecommunication Services and Industrials sectors, given the weak global economic outlook at the time. In four of the six months following, the fund outperformed the benchmark, consistently narrowing the performance gap. In particular, strong stock selection in the Industrials and Telecommunication sectors helped to boost performance. However, the gain was offset by our underweight position in the Energy sector. We continue to focus on companies that have high quantitative rankings that we believe to be of higher quality with strong fundamentals.

We expect an improvement in economic conditions through 2009 and into 2010 as businesses start to see the effects of aggressive government initiatives in the U.S. and around the world. We are seeing better-than-expected economic and company-specific results in recent months and we are cautiously optimistic that the worst for the economy and perhaps equity markets is behind us. We expect near-term market volatility given the magnitude and speed by which this rally has manifested itself, but we remain positive that as the fiscal stimulus committed by governments starts to hit companies’ order books, higher-quality companies will particularly benefit. As such, we are maintaining our disciplined investment approach and continue looking to invest in stocks and sectors with superior quantitative rankings and strong fundamentals.

PERFORMANCE TABLE[2,6]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Global Infrastructure Fund Class A (began 1/2/09)	—	—	—	—	—	—	—	3.85%
Global Infrastructure Fund Class I (began 1/2/09)	—	—	—	—	—	—	—	4.16%
MSCI World Infrastructure Sector Capped Custom Index[3,4,5]	—	—	—	—	—	—	—	6.26%

1	NAV represents net asset value and POP represents public offering price.

2	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4	MSCI World Infrastructure Sector Capped Custom Index is a free float-adjusted market capitalization-weighted index comprised of listed infrastructure companies based on the Global Industry Classification System (GICS®). The capped weighting is designed to reduce excessive concentration in large sectors, without over-inflating a small sector.

5	It is not possible to invest directly in an index.

6	Since inception, a portion of the Global Infrastructure Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2009. For Class A, the net expense is 1.45%. Had the fee waivers and expense limitations not been in place, the gross expense would be 3.66%.

Global Real Estate Fund
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John F. Robertson, Daniel Ekins, John Hammond, William Leung and John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks a combination of long-term capital appreciation and current income by primarily investing in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs, and U.S. and foreign real estate operating companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	89.41
Consumer, Non-cyclical	3.75
Consumer, Cyclical	0.70
Diversified	0.05

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Global Real Estate Class NAV returned–20.28%, compared to the –35.82% return of the EPRA NAREIT Global Unhedged U.S. Index.

Market Environment  ▶ Following a horrific first few months of the reporting period, global property stocks staged a rally during December that would look quite solid in a normal market. However, despite the rally, global property securities remained at record negative returns. Asia’s relatively attractive quarterly return was led by government intervention in the region attempting to stimulate real estate markets, but this region also was very negative. This negative performance continued in the start of 2009, as the outlook for fundamentals was universally negative, with both occupancy and market rents expected to drop for all regions and property types. Combined with stressed balance sheets in several regions, this made for a feast among short sellers.

Relief finally came as the United States led the way as investors applauded institutionally driven equity recapitalizations at modest discounts. Europe also responded well to rights offerings in the UK, which, while more dilutive, drove strong performance in the region. Asia performed well, based on positive news regarding stimulus measures, particularly those in China. This strong performance tailed off, but returned at the end of the period, as global economic data continued to surprise on the upside and credit markets continued to show sequential improvement. The U.S. also finished strong. The debt capital markets were the main catalyst behind the positive returns in the U.S., as all parts of the debt spectrum witnessed continued spread contraction.

Overall, the fund’s stock selection had a positive impact on performance. Stock selection was strong in Australia and Europe, but it detracted somewhat from performance in Asia. In the Americas, stock selection had a relatively neutral effect on performance. Overall, regional selection aided performance slightly. Over the period, our allocations to Asia and Australia boosted performance. This was almost offset by negative results from allocations to Europe and the Americas.

The fund used currency forwards to hedge against anticipated currency exchange rates. Over this period, a hedged portfolio performed slightly better than an unhedged portfolio with similar risk.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Global Real Estate Class NAV (began 4/28/06)	–20.28%	—	—	–9.08%	–20.28%	—	—	–27.25%
EPRA NAREIT Global Unhedged U.S. Index[2,3,4]	–35.82%	—	—	–14.11%	–35.82%	—	—	–39.80%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	EPRA NAREIT Global Unhedged U.S. Index is an unmanaged index. Designed to track the performance of listed real estate companies and REITs worldwide, the series acts as a performance measure of the overall market and is also suitable for use as the basis for investment products such as derivatives and Exchange Traded Funds (ETFs).

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.07%.

Global Timber Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Jennifer Doroty, Norman Ali and Robert Lutzko

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing in equities and equity-related securities of companies involved in the timber sector.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Basic Materials	86.35
Industrial	10.02
Consumer, Non-cyclical	3.63

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the period from the Fund’s inception on January 2, 2009 to August 31, 2009, the Global Timber Class A returned +13.98%, compared to the +19.09% return of the S&P Global Timber & Forestry Index.

Market Environment  ▶ Concerns over the global macroeconomic environment hurt equity markets in the first two months of 2009. By mid-March, global indices were off 50% from their recent peaks. In the months ahead, markets rallied and delivered spectacular returns not seen in decades, triggered by better-than-expected economic and company-specific results. A sharp market rally was justified, given the extreme pessimistic outlook that drove the sell-off up until mid-March. Investor confidence increased on expectations that global economic conditions were improving, encouraged by aggressive government stimulus initiatives. As a result, risk appetite increased. Within the infrastructure segment, the main beneficiaries were companies in the construction and engineering industry.

It has been a volatile year for the fund. Weakness in the U.S. housing sector contributed to low demand for forest products, but it was offset by strong demand in paper packaging products. The fund saw an extreme sell-off in the forest products and paper products in the first few months of the year on an extremely pessimistic outlook. Since then, there has been strong demand for paper products and we have seen signs of recovery in the housing market. The fund benefited from an underweight position in forest products and overweight position in paper products. Due to the sharp sell-off in January and February, the stock weighed on the fund’s performance despite 150% recovery in the stock from its March low. The fund consistently narrowed the performance gap throughout the year, outperforming the benchmark in five of eight months.

Given its cyclical nature, we are not surprised at the strong performance for the sector following the March low, yet we remain cognizant of the current global economic environment. However, we maintain a positive outlook on early cyclical sectors in the near-term, while consistently monitoring housing sectors for a robust sign of recovery. Therefore, we expect to remain underweight in forest products given a weak U.S. housing sector while holding an overweight position in the early cyclicals, including paper packaging and other paper products. We remain disciplined in our investment process and continue to invest in companies with excellent quantitative rankings and strong fundamentals with exceptional upward potential.

PERFORMANCE TABLE[2,6]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Global Timber Fund Class A (began 1/2/09)	—	—	—	—	—	—	—	13.98%
Global Timber Fund Class I (began 1/2/09)	—	—	—	—	—	—	—	14.31%
S&P Global Timber & Forestry Index[2,3,4]	—	—	—	—	—	—	—	19.09%

1	NAV represents net asset value and POP represents public offering price.

2	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4	S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands.

5	It is not possible to invest directly in an index.

6	Since inception, a portion of the Global Timber Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2009. For Class A, the net expense is 1.45%. Had the fee waivers and expense limitations not been in place, the gross expense would be 3.66%.

High Income Fund
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Arthur N. Calavritinos, John F. Iles and Joseph Rizzo

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek high current income with capital appreciation as a secondary goal by investing primarily in U.S. and foreign fixed-income securities that are rated BB/Ba or lower and unrated equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	47.93
Communications	27.60
Basic Materials	6.45
Financial	6.14
Industrial	5.29
Utilities	3.03
Mortgage Securities	1.32
Consumer, Non-cyclical	0.54
Energy	0.53
Asset Backed Securities	0.51

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the High Income Class NAV returned –5.78%, compared to the +6.43% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Market Environment  ▶ The last 12 months covered a remarkable period that included some of the worst months in high-yield market history in late 2008 as well as some of the very best in 2009. The late 2008 struggles came at the height of the economic and financial crises and sent the spread (yield over Treasuries) on the high-yield market to an all-time high above 2000 basis points (or 20 percentage points). But those record-high yields and optimism over government measures to support the credit markets and economy triggered massive cash inflows, making for improved market liquidity, and the re-opening of the new issue and refinancing windows for high-yield issuers. On the strength of that demand, the spread over Treasuries ended the period at 912 basis points.

The fund had disappointing relative and absolute results, in part because of poor performance from a number of our airline holdings, which suffered from a decline in travel volumes in late 2008 and so far in 2009. The sector was also hurt by the effects of fuel hedges they were forced to put in place after the spike in crude oil prices in 2008. Without the effect of these hedges, the industry operated on a positive free cash flow basis despite the severe decline in revenue. In that environment, several of the fund’s airline holdings detracted from performance. Other notable detractors were positions that defaulted at the height of the financial crisis, including a broadcasting and a casino holding.

The fund enjoyed strong positive contributions from a number of large, long-held positions, including one where we worked with the company and a strategic investor to help restructure some of their near-term debt, alleviating the company’s short-term re-financing issues that occurred at the height of the credit crisis. Another key contributor was a large stake in a cable operator, which delivered solid business results and announced a proposal to restructure into a less-levered balance sheet. The portfolio also benefited from stakes in several auto parts suppliers.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
High Income Class NAV (began 4/28/06)	–5.78%	—	—	–2.44%	–5.78%	—	—	–7.92%
Merrill Lynch U.S. High Yield Master II Constrained Index[2,3,4]	6.43%	—	—	4.10%	6.43%	—	—	14.38%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.72%.

High Yield Fund
Subadviser: Western Asset Management Company
Portfolio Manager: S. Kenneth Leech, Steven A. Walsh, Mike Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES  ▶ To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities and loan assignments or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	15.17
Financial	14.64
Consumer, Cyclical	14.19
Energy	13.14
Consumer, Non-cyclical	11.73
Basic Materials	9.56
Industrial	6.76
Utilities	5.92
Government	4.07
Technology	1.15

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the High Yield Class NAV returned +3.62%, compared to the +5.31% return of the Citigroup High Yield Index.

Market Environment  ▶ The period was defined by extreme volatility and was a tale of two halves. For the first six months, the Index tumbled 22.75% before soaring 36.33% in the second six months. The beginning of the period was marked by the failure of Lehman Brothers and a massive capital infusion at AIG from the U.S. government to avoid a potential collapse of the global financial system. During this period, liquidity was difficult to come by and extremely expensive.

Though the entire asset class suffered steep losses, it was those credits perceived to be most levered to economic activity that performed the worst. For example, BB-rated securities, generally regarded as higher quality, returned –9.99 from last September through February 2009, while CCC-rated issues, generally regarded as lower quality, returned –37.12% over the same period. Government policy actions were implemented in the aftermath of the financial crisis, designed to help stabilize the economy and financial institutions. These actions began to take root during the first half of 2009. Demand for risk and measures of liquidity increased as economic indicators provided hope that the worst of the crisis was over. In May, the U.S. government released the anxiously anticipated results of the bank stress tests they had conducted on the 19 largest U.S. financial institutions. The findings were benign and provided relief to investors that the doomsday predictions made by some in January and February that banks were generally insolvent was erroneous. The second-quarter earnings season provided further confirmation that the markets had stabilized as results were generally better than expected.

Quality positioning helped relative performance due to the fund’s overweight to lower-rated high yield securities, as CCC-rated issues in general returned 21.70%. Issue selection had a neutral impact on relative performance as five of the top 10 portfolio overweights outperformed and the other five underperformed. The top 10 overweights made up 15% of the portfolio. Sector allocation hurt relative performance due in large part to an underweight to Financials, which returned 41.14%.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
High Yield Class 1 (began 10/15/05)	3.66%	—	—	3.49%	3.66%	—	—	14.22%
High Yield Class NAV (began 10/15/05)	3.62%	—	—	3.53%	3.62%	—	—	14.41%
Citigroup High Yield Index[2,3,4]	5.31%	—	—	4.12%	5.31%	—	—	17.15%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.75% and Class NAV – 0.70%.

Index 500 Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ▶ To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the Fund’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that are believed as a group to behave in a manner similar to the Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.16
Financial	14.85
Technology	12.41
Energy	11.53
Communications	10.04
Industrial	9.64
Consumer, Cyclical	8.59
Basic Materials	3.58
Utilities	3.09
Diversified	0.05

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, Index 500 Class NAV returned –18.66%, compared to the –18.25% return of the S&P 500 Index.

Market Environment  ▶ The past year has witnessed major historical events among U.S. financial institutions, including the bankruptcies of Lehman Brothers and Washington Mutual, and the government takeover of AIG, Fannie Mae and Freddie Mac. Throughout the year, we also saw a major reduction in credit access for corporations, small businesses and individuals.

During the first quarter of 2009, Barack Obama became president of the United States. In January, the House approved his $819 billion economic recovery plan. Economists believe that President Obama’s stimulus plan and Federal Reserve measures will help the U.S. economy by late 2009 to early 2010. By the end of the second quarter of 2009, unemployment in the U.S. rose to a 26-year high. The jobless rate increased to 9.7% at the end of August. The bankruptcies of such large companies as General Motors and Chrysler contributed significantly to these recent job losses. The Conference Board’s Consumer Confidence Index remained low through the year, reaching 54 in August 2009. The lowest confidence level was in February 2009 when it dipped to 25.

During the past 12 months, Information Technology and Health Care were the best performing sectors, returning –1.9% and –10.8%, respectively. Financials and Industrials were the worst performers, returning –31.7% and –24.8%, respectively.

The job benefits of the federal stimulus program have yet to be felt in the real economy. Until then, continued market volatility is expected in the upcoming quarters.

The Index 500 Fund is designed to track the performance of the S&P 500 Index. Any difference in performance is attributable to trading costs and other expenses not incurred by the index.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Index 500 Class NAV (began 10/27/06)	–18.66%	—	—	–8.41%	–18.66%	—	—	–22.12%
S&P 500 Index[2,3,4]	–18.25%	—	—	–8.22%	–18.25%	—	—	–21.66%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.49%.

International Equity Index Fund
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider and Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. The Fund primarily invests in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	25.03
Consumer, Non-cyclical	14.17
Industrial	10.42
Energy	9.98
Basic Materials	9.87
Communications	8.71
Consumer, Cyclical	7.52
Utilities	4.91
Technology	3.66
Diversified	1.05

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the International Equity Index Class NAV returned –14.15%, compared to the –14.41% return of the MSCI AC World Ex US Net Index.

Market Environment  ▶ After losing nearly half of their value from August 2008 to early March 2009, international equity markets rebounded significantly from their March lows. The subprime and credit crisis that first came to light in 2007 continued to punish financial stocks and other interrelated sectors, though many within the financial sector also enjoyed the significant rebound since March. Risk appetites seemed to hesitate a bit when the second half of 2009 got underway, as a disappointing U.S. employment release left investors wondering whether the strong equity rallies of the second quarter could be sustained. With deflation fears ebbing further, volatility measures tumbled anew, credit spreads embarked on another leg lower, and resurgent financial shares kicked off a remarkably persistent advance in global equities that carried through to the end of the summer.

All developed market countries posted negative returns over the last year, as did all emerging market countries. Emerging markets as a group once again outperformed developed markets –10% versus –15% for the 12 months ending in August. On a regional basis, the Asia-Pacific region was the leader, with a return of –7% versus –18% for Europe and –14% for Latin America. All 10 sectors had negative returns for the period. Energy (–24%) and Industrials (–22%) led the downward charge. Consumer Staples (–8%) and Health Care (–11%) were the best performing sectors.

By utilizing a passive, replication investment style, the fund owns largely the same stocks and sectors in approximately the same weights as the MSCI ACWI ex US Index. As such, we expect the fund to have returns similar to those of the underlying benchmark. As of August 31, 2009, the Index’s four largest sectors were Financials (26.5%), Materials (10.8%), Energy (10.7%), and Industrials (10.0%).

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
International Equity Index Class NAV (began 10/29/05)	–14.15%	—	—	2.86%	–14.15%	—	—	11.44%
MSCI AC World Ex US Net Index[2,3,4]	–14.41%	—	—	3.58%	–14.41%	—	—	14.46%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Current subadviser has managed the fund since October 29, 2005.

3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4	MSCI AC World ex US Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding U.S.

5	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.56%.

International Opportunities Fund
Subadviser: Marsico Capital Management, LLC
Portfolio Manager: James G. Gendelman

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.08
Industrial	15.68
Consumer, Non-cyclical	11.41
Energy	9.34
Consumer, Cyclical	9.14
Communications	6.93
Technology	6.56
Basic Materials	5.99
Diversified	0.45

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the International Opportunities Class NAV returned –20.06%, compared to the –14.47% return of the MSCI EAFE® Gross Index.

Market Environment  ▶ Equity performance in developed markets was weak for the 12-month period ended August 31, 2009, but still managed to outperform the U.S. equity market (using the S&P 500 Index as a reference). None of the 10 sectors in the MSCI EAFE Index had gains in the period and six sectors had losses of 10% or more. The weakest areas were Materials, Information Technology, Financials, Utilities, Industrials and Energy. Consumer Staples and Telecommunication Services, while still posting losses, emerged as the strongest areas.

Stock selection and an emphasis in the weak-performing Industrials sector were the largest negative performance factors. Mobile telecommunication services providers in Latin America and South Africa hurt performance, as did a Canada-based wireless telecommunications and cable television service provider. Although active currency management is not a central facet of the fund’s investment process, currency fluctuations may at times affect the fund’s performance. For the period, currency fluctuations had a material, negative effect on performance results relative to the EAFE Index. There were a few bright spots to the fund’s performance. In particular, stock selection was strong in the semiconductors & semiconductor equipment, banks, and food beverage & tobacco industry groups, and an emphasis in the relatively strong-performing pharmaceuticals biotechnology & life sciences industry helped results.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
International Opportunities Class 1 (began 10/15/05)	–20.11%	—	—	1.80%	–20.11%	—	—	7.15%
International Opportunities Class NAV (began 10/15/05)	–20.06%	—	—	1.85%	–20.06%	—	—	7.38%
MSCI EAFE Gross Index[3,4,5]	–14.47%	—	—	1.19%	–14.47%	—	—	4.75%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	MSCI EAFE Gross Index (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2007, the MSCI EAFE Gross Index consisted of 21 developed market country indices.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 1.04% and Class NAV – 0.99%.

International Small Cap Fund
Subadviser: Franklin Templeton Investment Corp.
Portfolio Manager: Bradley Radin

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation. The Fund will invest at least 80% of its net assets in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $2 billion or less.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	26.36
Industrial	23.13
Financial	17.69
Consumer, Non-cyclical	14.25
Basic Materials	4.44
Technology	3.70
Communications	2.91
Energy	1.94
Diversified	1.31
Utilities	1.04

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the International Small Cap Class NAV returned –9.94%, compared to the –5.96% return of the S&P/Citigroup Global ex U.S. <$2 Billion Index.

Market Environment  ▶ Stock selection in the Consumer Discretionary and Financials sectors detracted from the fund’s performance relative to the benchmark index during the period, as did an underweighting and stock selection in the Materials sector.

On the positive side, stock selection in the Health Care and Industrials sectors contributed to relative performance, as did an underweighting and stock selection in the Energy sector. One of the Fund’s top contributors was a North American pharmaceutical company focused on a drug delivery technology platform used to develop better formulations of established drugs. We believe the company has strong research and development and a proven ability to control costs.

During the year, the fund was significantly overweighted in the Consumer Discretionary sector and, to a lesser extent, Health Care. Meanwhile, it was relatively underweighted in the Financials, Materials and Consumer Staples sectors. These weightings were a result of our bottom-up stock selection process and were indicative of where our analysts were finding the value opportunities they feel are most attractive.

At period-end, equity markets may remain volatile given lingering economic uncertainties worldwide. Regardless of the economic outlook, we base our stock selection on company fundamentals. We are continually searching for stocks selling at a discount to our assessment of their intrinsic worth. If anything, volatility in global stock markets may enable us to purchase investments in what we believe to be exceptional companies selling at undervalued prices.

The first half of the 12-month period was marked by the bursting of the credit and commodities bubbles, the onset of global recession and the precipitous decline of equity markets. The second half featured a sharp market recovery amid renewed optimism. Generally, market sectors and regions traditionally considered defensive most effectively limited losses during the first half of the year, although declines were nearly universal. In the second half of the year, beaten-down cyclical sectors and more volatile emerging markets regions led performance as global equities staged a dramatic recovery.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
International Small Cap Class 1 (began 10/15/05)	–9.88%	—	—	1.38%	–9.88%	—	—	5.47%
International Small Cap Class NAV (began 10/15/05)	–9.94%	—	—	1.45%	–9.94%	—	—	5.74%
S&P/Citigroup Global ex U.S. <$2 Billion Index[2,3,4]	–5.96%	—	—	4.39%	–5.96%	—	—	18.16%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	S&P/Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 1.18% and Class NAV – 1.13%.

International Small Company Fund
Subadviser: Dimensional Fund Advisors LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of small cap companies. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets but may also invest in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	24.18
Consumer, Cyclical	15.58
Consumer, Non-cyclical	15.44
Financial	13.26
Basic Materials	10.12
Communications	6.24
Energy	5.78
Technology	4.95
Diversified	1.25
Utilities	1.03

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the International Small Company Class NAV returned –12.23%, compared to the –8.51% return of the MSCI EAFE Small Cap Gross Index.

Market Environment  ▶ The 12 months from September 2008 to August 2009 were characterized by two completely different periods. From September 2008 to early March 2009, global equity markets fell by about 50%, as the global financial crisis and the slowdown in many of the world’s leading economies became more severe. Then, from early March to August 2009, equity markets around the world rebounded sharply, as fears of a systemic collapse of the world economy abated and financial markets began to show some signs of stabilization. Throughout this period, volatility and divergent performance in developed markets was at extraordinarily high levels, especially in late 2008 and the early part of 2009. As a result, small differences in portfolio weights between different strategies or between strategies and benchmarks often resulted in large differences in performance.

The fund’s exposure to Canada and other differences in allocation across regions had a large negative impact on relative performance. On the other hand, differences in composition within regions, especially in Japan, had a slight positive impact on relative performance.

The portfolio’s overweight to the smallest stocks by market capitalization and other differences in allocation across the market capitalization segments aided relative performance. However, composition differences within the market capitalization segments had a negative and stronger effect on the fund’s relative performance.

Allocation across sectors slightly dampened relative performance. Composition differences within sectors, especially in Financials, Materials and Consumer Discretionary strongly detracted from fund performance. Differences in allocation to industry sectors are a byproduct of the fund’s investment process, rather than specific sector bets.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
International Small Company Class NAV (began 4/28/06)	–12.23%	—	—	–5.72%	–12.23%	—	—	–17.87%
MSCI EAFE Small Cap Gross Index[2,3,4]	–8.51%	—	—	–6.63%	–8.51%	—	—	–20.48%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	MSCI EAFE Small Cap Gross Index is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada and targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index. As of June 2007 the MSCI EAFE Index consisted of 21 developed market country indices.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.10%.

International Value Fund
Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Cindy Sweeting, and Antonio Docal

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital. The Fund invests at least 80% of its total assets in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	20.55
Consumer, Non-cyclical	17.41
Financial	16.60
Technology	9.90
Consumer, Cyclical	9.32
Energy	8.30
Industrial	7.90
Utilities	2.22
Diversified	1.08

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the International Value Class NAV returned –9.85%, compared to the –14.47% return of the MSCI EAFE Gross Index.

Market Environment  ▶ During the fiscal year, the Financials sector was a significant detractor from fund returns relative to the benchmark index due to stock selection and an underweighted position, and this group contained several of the portfolio’s worst-performing stocks. More generally, our cautious exposure to the sector helped limit losses during the bear market, but hindered relative performance as the sector rebounded strongly over the spring and summer. Materials, like Financials, is a highly cyclical and seemingly overvalued sector in which the fund has long been underweighted. Our underweighting in Materials helped limit losses when markets collapsed through March 2009, but also limited the upside as markets recovered. Within the sector, our concentration in deep-value paper companies pressured performance, as the pulp industry remained cyclically depressed.

European and Asian stocks delivered the best returns relative to the benchmark index. In particular, stock selection in the U.K. and positions in non-index countries Taiwan and South Korea were major contributors. By sector, stock selection in the more cyclical Information Technology, Consumer Discretionary and Industrials sectors contributed to the portfolio’s relative performance as the economy and markets rebounded in the period’s latter half. The Fund’s Information Technology stocks delivered positive absolute returns overall compared with the index’s roughly 20% sector decline, and were the portfolio’s top relative performers.

The Fund’s overweighted Consumer Discretionary stocks also had strong gains and outperformed the benchmark, led by holdings in the retailing industry. The Fund’s Industrials stocks also performed better than the Index’s sector return as market optimism emerged with nascent signs of economic recovery.

The Fund did not hold any derivative securities during the period under review.

The first half of the 12-month period was marked by the bursting of the credit and commodities bubbles, the onset of global recession and the precipitous decline of equity markets. The second half featured a sharp market recovery amid renewed optimism. Generally, market sectors and regions traditionally considered defensive most effectively limited losses during the first half of the year, although declines were nearly universal. In the second half of the year, beaten-down cyclical sectors and more volatile emerging markets regions led performance as global equities staged a dramatic recovery.

PERFORMANCE TABLE[1,3]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
International Value Class 1 (began 10/15/05)	–9.96%	—	—	2.00%	–9.96%	—	—	7.97%
International Value Class NAV (began 10/15/05)	–9.85%	—	—	2.07%	–9.85%	—	—	8.25%
MSCI EAFE Gross Index[2,4,5]	–14.47%	—	—	1.19%	–14.47%	—	—	4.75%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Since inception, a portion of the International Value Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

4	MSCI EAFE Gross Index (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2007, the MSCI EAFE Index consisted of 21 developed market country indices.

5	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2009. The net expenses are as follows: Class 1 – 0.98% and Class NAV – 0.93%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class 1 – 0.99% and Class NAV – 0.94%.

Investment Quality Bond Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Thomas L. Pappas, CFA, Christopher L. Gootkind, CFA and Christopher A. Jones, CFA

INVESTMENT OBJECTIVE & POLICIES  ▶ To provide a high level of current income consistent with the maintenance of principal and liquidity. The Fund invests at least 80% of its net assets in bonds rated investment grade at the time of investment. The Fund will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Treasury Bonds	24.60
Financial	19.02
Communications	8.49
Mortgage Securities	8.37
Consumer, Non-cyclical	7.04
Utilities	5.88
Federal National Mortgage Association	3.43
Energy	2.68
Government	2.61
U.S. Treasury Notes	1.69

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Investment Quality Bond Class NAV returned +8.23%, compared to the +8.28% return of the 50% Barclays Capital Government Bond Index/50% Barclays Capital Credit Bond Index.

Market Environment  ▶ In the latter half of 2008, Treasury yields reached record lows and equity markets plummeted globally as financial market turmoil worsened and a U.S. recession was confirmed. Following the bankruptcy of Lehman Brothers, credit markets froze and risk aversion dominated markets. Negative economic news was pervasive with increasing unemployment, declining consumer confidence, falling equity markets, and further deterioration in the housing market. Unprecedented government intervention was initiated, including actions to support the short-term funding markets, banking system, auto industry, and the reduction of consumer borrowing costs.

Signs of market and global economic stabilization materialized in the first half of 2009. Positive sentiment returned with a rally in global equities, better-than-expected earnings and economic readings, and improved liquidity conditions. Importantly, financial institutions regained access to unsecured credit and equity markets and raised capital. Credit and securitized spreads tightened in the latter half of the period as government intervention reduced the risk of a severe and prolonged recession and market liquidity conditions improved.

Contributing to relative results were the fund’s allocations to agency mortgages, commercial mortgage-backed securities (CMBS), high yield corporate bonds, and non-dollar rate positions. Agency mortgages posted positive excess returns following the announcement, initiation, and expansion of the Federal Reserve’s agency MBS purchase program. CMBS rebounded in mid-2009 following the expansion of the Term Asset-Backed Loan Facility (TALF) and announcement of the Public Private Investment Program (PPIP), both of which target the CMBS market. As government intervention increased and the risk of a depression dissipated, high yield bonds rebounded and outperformed. The fund’s non-dollar rate positions in the UK and Germany performed well in the first quarter. Lastly, the portfolio benefited from an underweight to the investment grade corporate bond sector during the credit crisis in 2008.

Detracting from the fund’s performance was an allocation to Treasury Inflation-Protected Securities (TIPS) and security selection within the investment grade corporate bond allocation. TIPS underperformed late in 2008 as the recession intensified and the market revised its expectations materially downwards for growth and inflation. The fund was hurt by corporate bond selection, in particular an overweight to corporate debt issued by Financials, which were at the epicenter of the credit crunch.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Investment Quality Bond Class 1 (began 10/15/05)	8.16%	—	—	5.09%	8.16%	—	—	21.25%
Investment Quality Bond Class NAV (began 10/15/05)	8.23%	—	—	5.15%	8.23%	—	—	21.51%
50% Barclays Capital Government Bond Index/ 50% Barclays Capital Credit Bond Index[2,3,4]	8.28%	—	—	5.40%	8.28%	—	—	22.88%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Barclays Capital Government Bond Index and Barclays Capital Credit Bond Index Blend-A blended index is used combining 50% of the Barclays Capital Government Bond Index which is an unmanaged index that represents securities issued by the U.S. Government (i.e. securities in the Treasury and Agency indices); and 50% Barclays Capital Credit Bond Index, which is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.76% and Class NAV – 0.71%.

Large Cap Fund
Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: John Leonard, Thomas Cole, Thomas Digenan and Scott Hazen

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to maximize total return, consisting of capital appreciation and current income. The Fund invests at least 80% of its net assets in equity securities of U.S. large capitalization companies as in the Russell 1000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	23.16
Technology	15.85
Financial	13.77
Energy	13.73
Industrial	9.96
Communications	7.75
Utilities	5.31
Consumer, Cyclical	5.19
Basic Materials	1.32
Investment Companies	0.49

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Large Cap Class NAV returned –21.65%, compared to the –18.39% return of the Russell 1000 Index.

Market Environment  ▶ The year began with the market declining precipitously based on a dire economic outlook. The U.S. equity market, as well as other markets around the world, then rallied fast and furiously as the economic news upgraded from terrible to just bad. During this time, portfolio performance has underperformed overall with recent periods of outperformance not yet overcoming poor results early in the fiscal year. The overall underperformance was primarily driven by industry selection while stock selection has continued to help, especially in the most recent months. An overweight to semiconductors and an underweight to materials benefited performance the most from industry selection but were offset by the negative impact of an underweight to technology hardware and overweight to banks.

The biggest challenge facing investors in this environment is becoming overly fixated on the short-term economic updates. There will be relatively positive news in areas such as autos and even housing, where the news could not get much worse. At the same time, unemployment and other pressures on consumers may not abate for some time. The longer-term economic concerns revolve around the transition of consumers from not being bound by gravity to carrying a weight around their necks. As the tail winds of easy credit, rising home prices and lower tax rates reverse and savings rates increase, consumers will probably not feel the resiliency we saw during the early part of this decade before the housing bubble popped.

Currently, the obvious head winds include earnings, which remain under pressure, increasing unemployment, which hurts consumers’ ability/willingness to spend, and economic stimulus, which could have a long-term inflationary impact if not unwound effectively. The economic tail winds include unprecedented government actions to support economic stability, signs that financial stress and volatility have begun to stabilize, strong economic growth from China, and global cash levels at near-record highs.

Attractive price/value opportunities are not limited, nor are they necessarily more likely during strong economic times. As we witnessed earlier in 2009, sometimes the direst economic circumstances give rise to the greatest investment opportunities. While we believe there are still significant economic challenges ahead, and some of the most dramatic mispricings have partially corrected themselves in recent months, we find the current price/value opportunities to be compelling.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Large Cap Class 1 (began 10/15/05)	–21.66%	—	—	–3.62%	–21.66%	—	—	–13.33%
Large Cap Class NAV (began 10/15/05)	–21.65%	—	—	–3.58%	–21.65%	—	—	–13.17%
Russell 1000 Index[2,3,4]	–18.39%	—	—	–1.61%	–18.39%	—	—	–6.11%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.80% and Class NAV – 0.75%.

Large Cap Value Fund
Subadviser: BlackRock Investment Management, LLC
Portfolio Managers: Robert C. Doll, Jr. and Daniel Hanson

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the U.S. At least 80% of the Fund’s net assets are invested in equity securities of large-capitalization companies in the Russell 1000 Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	23.76
Consumer, Non-cyclical	23.03
Financial	13.60
Industrial	8.24
Consumer, Cyclical	7.68
Communications	6.52
Utilities	5.87
Technology	5.76
Basic Materials	0.45

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Large Cap Value Class NAV returned –25.90%, compared to the –20.27% return of the Russell 1000 Value Index.

Market Environment  ▶ Detracting from the fund’s performance relative to the benchmark were underweights and security selection in the Financials and Consumer Staples sectors. Our underweight in Consumer Staples during the year was based on valuations. Though we liked the defensive nature of the sector, valuations were too expensive to merit investment. Our underweight and security selection in Financials strongly benefited performance in the first half of the annual period, through the market’s low in early March. The overall underperformance in the sector — and in the fund overall — came from the period following the market bottom. During this sharp rally, extremely low-quality names significantly outperformed high-quality names. Financial companies were the most significant beneficiaries of the flight from quality. The benchmark’s holdings in the Financials sector were up by more than 120% from March 9 to August 31, 2009, doubling the return of the overall Index within that time frame.

Contributing to performance was security selection in both the Consumer Discretionary and Health Care sectors. In Consumer Discretionary, we focused on discount retailers and other companies positioned to benefit from a trade down in consumer behavior. We have recently taken a portion of this bet off the table as the holdings didn’t significantly participate in the recent rally. Our broad-based holdings in Health Care contributed to results during the year. Adding most notably in the sector were our biotechnology and equipment & supplies holdings.

The Russell 1000 Value Index was down by more than 20% for the one-year period. The benchmark’s holdings in the Industrials and Financials sectors were the worst performers during the period. On the whole, the year can be spliced into two distinct halves, with the first ending in early March and the second going through the fiscal year-end. In the first half, the Index was down by more than 50%. Financials and Materials performed the worst, falling by more than 60%. In the second half, the benchmark was up nearly 60%. Financials and Materials, which lagged earlier in the period, were the top performers, each gaining more than 100%.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Large Cap Value Class 1 (began 10/15/05)	–25.96%	—	—	–4.52%	–25.96%	—	—	–16.42%
Large Cap Value Class NAV (began 10/15/05)	–25.90%	—	—	–4.46%	–25.90%	—	—	–16.24%
Russell 1000 Value Index[2,3,4]	–20.27%	—	—	–2.63%	–20.27%	—	—	–9.82%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.88% and Class NAV – 0.83%.

Mid Cap Index Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by primarily investing in (a) common stocks that are included in the S&P MidCap 400 Index and (b) securities that are believed as a group to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	17.97
Financial	15.87
Industrial	14.30
Consumer, Cyclical	12.11
Technology	6.94
Energy	5.61
Utilities	5.05
Basic Materials	4.71
Communications	3.78

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Mid Cap Index Class NAV returned –18.69%, compared to the –18.17% return of the S&P MidCap 400 Index.

Market Environment  ▶ The past year has witnessed major historical events among U.S. financial institutions, including the bankruptcies of Lehman Brothers and Washington Mutual, and the government takeover of AIG, Fannie Mae and Freddie Mac. Throughout the year, we also saw a major reduction in credit access for corporations, small businesses and individuals.

During the first quarter of 2009, Barack Obama became president of the United States. In January, the House approved his $819 billion economic recovery plan. Economists believe that President Obama’s stimulus plan and Federal Reserve measures will help the U.S. economy by late 2009 to early 2010. By the end of the second quarter of 2009, unemployment in the U.S. rose to a 26-year high. The jobless rate increased to 9.7% at the end of August. The bankruptcies of such large companies as General Motors and Chrysler contributed significantly to these recent job losses. The Conference Board’s Consumer Confidence Index remained low through the year, reaching 54 in August 2009. The lowest confidence level was in February 2009 when it dipped to 25.

During the past 12 months, Information Technology and Consumer Staples were the best performing sectors, returning 2.1% and –7.1%, respectively. Energy and Financials were the worst performers, returning –25.1% and –23.4%, respectively.

The job benefits of the federal stimulus program have yet to be felt in the real economy. Until then, continued market volatility is expected in the upcoming quarters.

The Mid Cap Index Fund is designed to track the performance of the S&P MidCap 400 Index. Any difference in performance is attributable to trading costs and other expenses not incurred by the index.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Mid Cap Index Class NAV (began 10/29/05)	–18.69%	—	—	–0.47%	–18.69%	—	—	–1.81%
S&P MidCap 400 Index[2,3,4]	–18.17%	—	—	0.08%	–18.17%	—	—	0.31%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.49%.

Mid Cap Stock Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen, CFA and Mario E. Abularach, CFA

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	25.63
Consumer, Cyclical	24.58
Industrial	13.98
Technology	12.37
Communications	7.42
Financial	5.00
Energy	2.24
Basic Materials	0.38

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Mid Cap Stock Class NAV returned –26.30%, compared to the –20.21% return of the Russell Midcap Growth Index.

Market Environment  ▶ For the one-year period ended August 31, 2009, U.S. mid cap equities, as measured by the S&P 400 MidCap Index, fell 18.2%. The U.S. economy entered a recession as consumer demand slowed, unemployment rose, and credit markets froze, leading to a significant drop in equity valuations. Equity markets bottomed in March 2009 before rebounding, gaining 50% off of their lows, as many companies beat earnings expectations, driven by significant cost-cutting measures. Some signs of a recovery have begun to emerge as revised second-quarter GDP growth came in better than expected, sales of both new and existing homes increased, and payroll losses slowed.

The Fund’s underperformance during the period was largely the result of stock selection, particularly in the Health Care, Materials and Financials sectors.

Results from sector allocation were positive for the period, as the fund benefited from an underweight to the Energy sector and an overweight to the Consumer Discretionary sector. Performance was also helped by an overweight to the Heath Care sector in select periods of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Mid Cap Stock Class 1 (began 10/15/05)	–26.33%	—	—	0.19%	–26.33%	—	—	0.73%
Mid Cap Stock Class NAV (began 10/15/05)	–26.30%	—	—	0.23%	–26.30%	—	—	0.88%
Russell Midcap Growth Index[3,4,5]	–20.21%	—	—	–0.86%	–20.21%	—	—	–3.29%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell Mid Cap Growth Index is an unmanaged index that contains those stocks from the Russell Mid Cap Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.93% and Class NAV – 0.88%.

Mid Cap Value Equity Fund
Subadviser: RiverSource Investments, LLC
Portfolio Managers: Steve Schroll, Laton Spahr, Warren Spitz and Paul Stocking

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital. The Fund invests at least 80% of its net assets in equity securities of medium-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	17.98
Industrial	14.98
Consumer, Cyclical	11.25
Consumer, Non-cyclical	9.84
Technology	9.29
Energy	7.94
Basic Materials	7.83
Utilities	5.15
Communications	4.08

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Mid Cap Value Equity Class NAV returned –21.56%, compared to the –20.00% return of the Russell Midcap Value Index.

Market Environment  ▶ The annual period was dominated by a severe and sustained global recession. During the period, all sectors in the benchmark with the exception of Integrated Oils were negative performers, with the Energy sector leading the decline. In March 2009, equity markets began to rally based on several factors: data indicating a deceleration in economic decline; better-than-expected corporate earnings (based on draconian cost-cutting); glimmers of improvement in the housing market; and increasing liquidity in the credit markets. Unemployment increased during the period and remains high, suppressing consumer spending.

The top-contributing sector to relative return during the period was Financial Services, fueled in large part by an overweight in property and casualty insurers. The greatest detractor from portfolio return at the sector level was Autos and Transportation, due in large part to railroad holdings.

While certainly encouraged by the March-through-August equity market rally, we believe that the equity market will likely trade in a range-bound manner for the rest of 2009, with the potential for volatility to spike again, depending on the scope of the U.S. government’s agenda and the clarity of economic data. After the strong rally of the past six months, we believe that the market will need to see better corporate revenues and earnings before achieving a more sustained upward trend. Our longer-term view is more bullish and so we intend to maintain an offensive stance rather than a defensive one. We believe that equity valuations as of August 31 are still relatively attractive from a longer-term perspective and that returns on equity could be quite good.

At the end of August, the fund was biased toward sectors and companies that could benefit from global economic growth. On a sector basis, we are encouraged by spending trends within Technology. Basic Materials and other industrial-related areas of the market appear attractive given the various global government initiatives intended to spur the development of infrastructure.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Mid Cap Value Equity Class NAV (began 4/28/06)	–21.56%	—	—	–6.45%	–21.56%	—	—	–19.99%
Russell Midcap Value Index[2,3,4]	–20.00%	—	—	–6.07%	–20.00%	—	—	–18.90%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.97%.

Mid Value Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Ned Norton, Kim DeDominicus and Charles Shriver

INVESTMENT OBJECTIVE & POLICIES  ▶ The fund seeks long-term capital appreciation by investing, under normal market conditions, in both equity and fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	22.19
Consumer, Non-cyclical	20.89
Consumer, Cyclical	11.49
Energy	9.16
Communications	8.09
Utilities	8.01
Basic Materials	6.87
Industrial	5.98
Technology	4.80

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the period from the Fund’s inception on January 2, 2009 to August 31, 2009, the Mid Value Class NAV returned +26.10%, compared to the +20.80% return of the Russell Midcap Value Index.

Market Environment  ▶ Mid-cap value stocks surged recently, resulting in double-digit positive returns for the Russell Midcap Value Index. Through beneficial sector allocation and strong stock selection, the portfolio turned in even higher returns.

After the disastrous market of 2008 and early 2009, stocks have rebounded sharply since March behind investor confidence that the bottom of the global economy was imminent. The recovery has proven uneven, however. Interest rates and commodity prices dropped, which spurred consumer spending. Equity and bond markets have opened, with greater liquidity allowing corporations to refinance, and the government stimulus has stabilized the Financials sector. In this environment, mid-cap value stocks outperformed mid-cap growth stocks as well as both large- and small-cap value stocks.

The greatest relative contributor to results was stock picks among Materials companies, where the portfolio is slightly overweight. Contributors included a mining company, a containerboard and corrugated packaging producer and a manufacturer of paper and wood products. An overweight to the Consumer Discretionary sector also boosted relative returns. A global auto parts and components company led the outperformance in this group. Worries about the future of the U.S. auto industry have lessened, brightening the horizon for parts suppliers. While the macro environment for the American consumer is difficult, we see opportunity for patient investors in quality companies that are attractively priced.

The portfolio is also overweight in Information Technology companies, which was advantageous during the period. While reduced business spending has hurt the sector, technology companies have faced a challenging environment for a long time, and many firms have already compensated. As a result, pricing is attractive, companies have started carrying more cash on their balance sheets, and business processes have been streamlined.

Stock selection in the Telecommunication Services group detracted from returns, but being underweight in the weak sector largely offset the relative loss.

PERFORMANCE TABLE[1,5]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Mid Value Fund Class NAV (began 1/2/09)	—	—	—	—	—	—	—	26.10%
Russell Midcap Value Index[3,4,5]	—	—	—	—	—	—	—	20.80%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

4	It is not possible to invest directly in an index.

5	Since inception, a portion of the Mid Value Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.91%.

Natural Resources Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Karl E. Bandtel and James A. Bevilacqua

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks long-term total return by investing primarily in equity and equity-related securities of natural resource-related companies worldwide.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	60.80
Basic Materials	27.93

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Natural Resources Class NAV returned –27.20%, compared to the –23.62% return of the Combined Index.

Market Environment  ▶ Global equity markets fell during the one-year period as difficulty in credit markets persisted and many countries struggled through recession. Equity markets bottomed in March 2009 before rebounding off their lows, as many companies beat earnings expectations driven by significant cost-cutting measures. Several countries began to report economic growth in August 2009 and declared that they had moved out of recession and into recovery. Natural resources stocks, while down for the one-year period, have similarly begun to recover, led by Chinese demand for industrial metals.

Underperformance was primarily the result of weak security selection, particularly in the Oil & Gas and Metals & Mining industries. Underweights to Metals & Mining and Paper & Forest Products detracted from relative results as well. Relative detractors from performance included a diversified natural resources company and two mining companies.

The fund benefited from an underweight to Energy Equipment & Services and an overweight to Gas Utilities. A gold producer was among the top relative contributors to performance along with underweight positions in two mining companies

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Natural Resources Class 1 (began 10/15/05)	–27.25%	—	—	5.21%	–27.25%	—	—	21.78%
Natural Resources Class NAV (began 10/15/05)	–27.20%	—	—	5.26%	–27.20%	—	—	22.02%
Combined Index[2,3,4]	–23.62%	—	—	3.12%	–23.62%	—	—	12.81%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Products Index.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 1.11% and Class NAV – 1.06%.

Real Estate Equity Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David M. Lee

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks long-term growth through a combination of capital appreciation and current income by primarily investing in the equity securities of real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	74.11
Consumer, Cyclical	2.99
Basic Materials	1.15

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Real Estate Equity Class NAV returned –34.63%, compared to the –34.72% return of the Dow Jones Wilshire REIT Index.

Market Environment  ▶ Despite the bounce-back early in the second quarter of 2009, major real estate segments sold off considerably over the 12-month period on concerns that commercial real estate companies, both public and private, faced challenges in refinancing borrowings in the tight credit environment.

The health care segment was the best performer for the 12-month period as investors have been drawn to this subsector due to the perception that it will be immune or resistant to any economic slowdown. The lodging segment held up relatively well, as did apartments. However, continued employment weakness may create significant challenges for apartment landlords.

Industrial stocks pulled back as mounting concerns about consumer and commercial weakness held back domestic economic expansion. Shopping center REITs also suffered due to rising unemployment and weak consumer trends. Headwinds still loom for the real estate segment, including further deleveraging and potential drops in occupancy rates due to economic weakness. The low levels of new supply remain favorable to the long-term prospects for commercial real estate as demand recovers. However, job losses have translated into softening demand for commercial real estate properties.

Over the last year, regional malls was the largest contributor to relative performance. The sector’s recent equity capital-raising activities have helped diminish some investor skepticism towards the group. We continue to adhere to our long-term investment strategy, and portfolio turnover has remained relatively low despite the market volatility.

Solid stock selection in industrial REITs was also the largest contributor to relative performance, though absolute returns in the subsector were the worst of any segment in the Index.

Our underweight to health care REITs was the largest detractor from relative results as investors have been drawn to this subsector due to the perception that it will be immune or resistant to any economic slowdown. A lack of exposure to several popular names in the combined office and industrial segment also detracted from results as this was one of the best performing subsectors in the index.

PERFORMANCE TABLE[1,3]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Real Estate Equity Class NAV (began 4/28/06)	–34.63%	—	—	–11.87%	–34.63%	—	—	–34.45%
Dow Jones Wilshire REIT Index[2,4,5]	–34.72%	—	—	–12.37%	–34.72%	—	—	–35.67%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Since inception, a portion of the Real Estate Equity Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

4	Dow Jones Wilshire REIT Index is an unmanaged index consisting of actively traded real estate investment trusts.

5	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.91%.

Real Estate Securities Fund
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Jerry W. Ehlinger, John F. Robertson, John W. Vojticek and Asad Kazim

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek a combination of long-term capital appreciation and current income by primarily investing in equity securities of REITs and real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	83.73
Diversified	0.12

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Real Estate Securities Class 1 returned –33.01%, compared to the –32.76% return of the Morgan Stanley REIT Index.

Market Environment  ▶ As the reporting period started, real estate investment trusts were outperforming broader equity indices. This changed abruptly as REITs erased their year-to-date relative gains on the back of a dramatic decline of more than 60% through November 20, which marked the bottom for 2008. This decline came from the belief that the once unthinkable scenario is now possible — that a REIT with substantial equity beyond its outstanding debt would need to declare bankruptcy. These concerns manifested themselves through the meaningful widening seen in commercial mortgage-backed securities. From that date, REITs rebounded more than 55% through year-end, but in 2009, REIT prices continued to be hurt by lack of confidence in the financial sector. Continued concerns regarding REITs’ ability to refinance existing debt resulted in significant negative performance.

There were some signs of life in real estate debt markets, but the market remained skeptical overall. The REIT market then rebounded very sharply from lows in early March. Strengthening in all credit markets coupled with a large amount of equity issuance put most constituents in the REIT sector in a position to address their capital needs through 2012. Prices rose for many secondary issuers as default risk that was reflected in equity prices was removed. This continued through the end of the reporting period as unsecured debt markets opened for a larger number of issuers. Positive economic releases coupled with a handful of asset sales announcements are suggesting that the bottom in both real estate values and fundamentals may be behind us.

Overall, our stock selection had a positive impact on performance. Strong stock selection in the Retail, Office, Apartments, and Health Care sectors benefited performance, while weaker stock selection in the Industrial, Regional Malls and Self Storage sectors detracted from results. Stock selection in the Hotels sector had a slightly positive impact on performance. Overall, sector selection hurt performance. Our underweight to the underperforming Retail sector aided performance. However, this was more than offset by our allocation to Industrial stocks, and our underweight to the underperforming Regional Mall stocks. Other sector allocations had a roughly neutral effect on performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Real Estate Securities Class 1 (began 10/15/05)	–33.01%	—	—	–4.23%	–33.01%	—	—	–15.44%
Morgan Stanley REIT Index[2,3,4]	–32.76%	—	—	–4.56%	–32.76%	—	—	–16.55%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Morgan Stanley REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class 1, the net expense equals the gross expense and is 0.82%.

Real Return Bond Fund
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations or derivatives based thereon.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Treasury Inflation-Protected Securities	75.86
Financial	8.41
Government	1.79
Asset Backed Securities	1.58
Federal Home Loan Mortgage Corp.	1.55
Mortgage Securities	1.28
Consumer, Non-cyclical	0.89
Energy	0.78
Consumer, Cyclical	0.29
Technology	0.28

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Real Return Bond Class NAV returned +1.11%, compared to the –0.48% return of the Barclays Capital Global Real U.S. TIPS Index.

Market Environment  ▶ Early in the period, most fixed income securities lost ground, as the most severe credit crisis since the 1930s rocked global markets with the collapse and deep troubles of large financial institutions. Massive deleveraging produced an upheaval in the U.S. financial system and an unprecedented level of intervention by the Federal Reserve and the U.S. Treasury took place. Through the end of 2008, interest rates fell worldwide and yield curves in the U.S., Europe and the U.K. steepened, as investors fled to the safety of government bonds, particularly shorter maturities.

During 2009, interest rates rose and capital flowed back toward riskier assets. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of 2008. Higher U.S. Treasury yields were a drag on economic recovery, as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of 2008’s flight to liquidity and quality, other factors were in play as well. Investors worried that the massive new issuance of U.S. Treasuries looming on the horizon would overwhelm demand. Another concern was that the Fed’s injection of liquidity would eventually fuel inflation once the economy started to recover.

An emphasis on shorter maturities in the U.S., U.K., and Euroland added to returns over the past fiscal year as yield curves steepened dramatically across all three regions. Overweight nominal duration in the U.S. added to returns as U.S. yields fell. Favoring inflation-linked bonds (ILBs) over nominal securities in Japan detracted from returns, as real yields rose due to very poor liquidity and demand for ILBs. In the U.S., an overweight to Treasury Inflation Protected Securities (TIPS) also hurt performance as real interest rates rose amid extremely illiquid market conditions and sharply declining commodity prices. An allocation to U.S. agency mortgages was positive as these bonds outperformed U.S. Treasuries. Exposure to investment grade corporates added slightly to returns as the sector outperformed U.S. Treasuries. However, an emphasis on high-grade financials more than offset this positive impact as financial names underperformed U.S. Treasuries, despite their rebound in 2009.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Real Return Bond Class 1 (began 10/15/05)	0.99%	—	—	4.50%	0.99%	—	—	18.63%
Real Return Bond Class NAV (began 10/15/05)	1.11%	—	—	4.54%	1.11%	—	—	18.80%
Barclays Capital Global Real U.S. TIPS Index[2,3,4]	–0.48%	—	—	4.59%	–0.48%	—	—	19.02%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Barclays Capital Global Real U.S.TIPS Index is an unmanaged index that consists of Inflation-Protection securities issued by the U.S.Treasury.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.80% and Class NAV – 0.75%.

Short Term Government Income Fund
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Jeff Given and Howard Greene

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the Fund’s dollar-weighted average maturity is not more than 3 years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Treasury Notes	18.82
Federal Farm Credit Bank	15.81
Tennessee Valley Authority	10.60
Government	9.99
Federal National Mortgage Association	9.00
Federal Agricultural Mortgage Corp.	9.00
Federal Home Loan Mortgage Corp.	8.95
Federal Home Loan Bank	7.30
Mortgage Securities	5.36
Financial	2.15

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the period from the Fund’s inception on January 2, 2009 to August 31, 2009, the Short Term Government Income Class NAV returned +1.40%, compared to the +0.61% return of the Barclays Capital U.S. Government 1–5 Year Index.

Market Environment  ▶ Short-term U.S. government securities posted mixed but generally positive returns for the reporting period. At the beginning of the period, short-term Treasury yields were near historically low levels amid a severe economic downturn and a liquidity crisis in the credit markets that led the Federal Reserve to cut its federal funds rate target to a range of 0% to 0.25%. However, by the spring of 2009, the U.S. economy began to show signs of stabilization, and liquidity in the credit markets gradually improved. As a result, short-term Treasury yields rose as the market priced in future interest rate increases from the Fed, pushing the prices of short-term Treasury securities lower. Although short-term Treasury securities produced modestly negative returns for the reporting period, other short-term government bonds fared better. Fifteen-year mortgage-backed securities, which tend to have an average life comparable to five-year Treasury securities, generated the best returns. Adjustable-rate mortgage-backed securities and short-term government agency bonds also delivered positive returns for the period.

The portfolio’s outperformance of its benchmark index resulted primarily from its limited exposure to Treasury securities, which made up about 20% of the portfolio (versus 68% of the Index). Modest exposure to mortgage-backed securities, which are not represented in the Index, also added value during the period. The portfolio focused on securities backed by 15-year fixed-rate mortgages and hybrid adjustable-rate mortgages. The remainder of the portfolio was invested in a diversified array of short-term government agency securities. At the beginning of the period, the portfolio held a notable position in short-term Treasury Inflation-Protected Securities, which were pricing in a flat to declining inflation rate at the time. These securities subsequently rallied as the market began to factor in a higher expected inflation rate, and we took advantage of the gains to reduce our position.

We continue to expect positive but modest economic growth through the end of 2009, which will likely keep short-term interest rates in a fairly narrow range. Consumers’ efforts to pay down debt should limit economic activity, and the relatively high unemployment rate should keep labor costs in check, dampening inflation.

PERFORMANCE TABLE[1,5]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Short Term Government Income Class NAV (began 1/2/09)	—	—	—	—	—	—	—	1.40%
Barclays Capital US Govt 1-5 Yr Index[2,3,4]	—	—	—	—	—	—	—	0.61%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	The Barclays Capital U.S. Govt 1–5 Yr Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index.

5	Since inception, a portion of the Short Term Government Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.65%.

Small Cap Growth Fund
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Steven Angeli, CFA

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	28.91
Consumer, Cyclical	24.47
Industrial	14.99
Technology	13.70
Communications	9.48
Financial	5.09
Energy	2.50
Basic Materials	0.86

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the period from its inception on September 10, 2008 to August 31, 2009, the Small Cap Growth Class NAV returned –16.20%, compared to the –16.14% return of the Russell 2000 Growth Index.

Market Environment  ▶ For the one-year period ended August 31, 2009, U.S. small cap equities, as measured by the Russell 2000 Index, fell 20.6%. The U.S. economy entered a recession as consumer demand slowed, unemployment rose, and credit markets froze, leading to a significant drop in equity valuations. Equity markets bottomed in March 2009 before rebounding, gaining 50% off of their lows, as many companies beat earnings expectations, driven by significant cost-cutting measures. Some signs of a recovery have begun to emerge as revised second-quarter GDP growth came in better than expected, sales of both new and existing homes increased, and payroll losses slowed.

Security selection drove the Fund’s outperformance during the period, particularly in the Information Technology, Industrials, Financials and Consumer Discretionary sectors. The Fund also benefited from an underweight to the Energy sector and an overweight to Consumer Discretionary.

Security selection within the Health Care and Materials sectors detracted from relative results, as did an underweight to Information Technology.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Small Cap Growth Class NAV (began 9/10/08)	—	—	—	—	—	—	—	–16.20%
Russell 2000 Growth Index[2,3,4]	—	—	—	—	—	—	—	–16.14%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 2000 Growth Index in an unmanaged index that contains these securities from the Russell 2000 Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.17%.

Small Cap Index Fund
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index by investing primarily in (a) common stocks that are included in the Russell 2000 Index and (b) securities that are believed as a group to behave in a manner similar to the Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	20.85
Financial	17.76
Industrial	12.55
Consumer, Cyclical	12.21
Technology	9.03
Communications	7.07
Basic Materials	3.45
Energy	3.36
Utilities	3.11
Diversified	0.01

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Small Cap Index Class NAV returned –21.60%, compared to the –21.29% return of the Russell 2000 Index.

Market Environment  ▶ The past year has witnessed major historical events among U.S. financial institutions, including the bankruptcies of Lehman Brothers and Washington Mutual, and the government takeover of AIG, Fannie Mae and Freddie Mac. Throughout the year, we also saw a major reduction in credit access for corporations, small businesses and individuals.

During the first quarter of 2009, Barack Obama became president of the United States. In January, the House approved his $819 billion economic recovery plan. Economists believe that President Obama’s stimulus plan and Federal Reserve measures will help the U.S. economy by late 2009 to early 2010. By the end of the second quarter of 2009, unemployment in the U.S. rose to a 26-year high. The jobless rate increased to 9.7% at the end of August. The bankruptcies of such large companies as General Motors and Chrysler contributed significantly to these recent job losses. The Conference Board’s Consumer Confidence Index remained low through the year, reaching 54 in August 2009. The lowest confidence level was in February 2009 when it dipped to 25.

The job benefits of the federal stimulus program have yet to be felt in the real economy. Until then, continued market volatility is expected in the upcoming quarters.

The Small Cap Index Fund is designed to track the performance of the Russell 2000 Index. Any difference in performance is attributable to trading costs and other expenses not incurred by the index.

PERFORMANCE TABLE[1,3]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Small Cap Index Class NAV (began 10/29/05)	–21.60%	—	—	–1.83%	–21.60%	—	—	–6.85%
Russell 2000 Index[2,4,5]	–21.29%	—	—	–1.36%	–21.29%	—	—	–5.14%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Since inception, a portion of the Small Cap Index Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

4	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

5	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.56%.

Small Cap Opportunities Fund
Subadviser: Dimensional Fund Advisors LP and Invesco AIM Capital Management, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley and Stephen Clark

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing primarily in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	17.27
Industrial	16.18
Financial	14.78
Consumer, Non-cyclical	11.79
Communications	8.60
Technology	8.38
Energy	6.48
Basic Materials	4.40
Utilities	1.75

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Small Cap Opportunities Class NAV returned –18.24%, compared to the –21.29% return of the Russell 2000 Index.

Invesco Aim Commentary

Market Environment  ▶ Major U.S. equity markets fell by double digits during much of the period, as significant problems in the credit markets, weakness in the housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, global equity markets began to recover some of these losses in early March 2009.

The Fund underperformed its benchmark by the widest margin in the Health Care sector, driven by stock selection. The Fund had relatively weak results in the Financials, Materials, Utilities and Energy sectors. This weakness was offset by strength in other sectors, including Consumer Staples, Consumer Discretionary and Industrials. The Fund outperformed by the widest margin in the Consumer Staples sector, driven by stock selection and an overweight position. Outperformance in the Consumer Discretionary sector was driven by stock selection and an underweight position. Outperformance in the Industrials sector was also due to stock selection.

At the end of the reporting period, the largest overweight positions versus the Russell 2000 Index were in the energy, semiconductor, transportation, and capital goods industry groups. The largest underweight positions were in the real estate, pharmaceuticals/biotechnology/life sciences, banks and technology hardware/equipment industry groups.

DFA Commentary

Market Environment  ▶ Dimensional Fund Advisors LP started to manage this portion of the portfolio on December 19, 2008.

While the U.S. equity market had excellent returns in the first eight months of 2009 (the return for the broad U.S. market, as measured by the Russell 3000 Index, was 16.3%), those months were characterized by two extraordinary periods. From January to early March, equity prices continued to decline at a fast pace. From early March until August, prices rose sharply as the fears of a systemic collapse of the world economy subsided and financial markets showed signs of stabilization. Volatility and divergent performance in various markets moderated from the levels reached in the fall of 2008, but remained above historical averages. Small differences in portfolio weights between different strategies or between strategies and benchmarks often resulted in large performance differences.

The portfolio’s greater exposure than the Index to deep value stocks, which greatly outperformed growth stocks, had a large positive impact on relative performance. Composition differences also had a strong positive impact on relative performance. The Fund’s greater exposure than the Index to mid-cap stocks, and other differences in allocation across the market capitalization segments had a negative impact on relative performance, as small-cap and micro-cap stocks outperformed larger stocks. However, composition differences within different market capitalization segments had a positive impact on the portfolio’s relative performance.

The exclusion of REITs and the Utilities sector, one of the worst-performing sectors from January to August, added to the portfolio’s relative performance. The Fund’s overweight to the Consumer Discretionary sector and other sector allocation differences boosted the portfolio’s relative performance. Composition differences within those sectors, especially in the Consumer Discretionary and Industrials sectors, also had a large positive impact on results.

PERFORMANCE TABLE[1,7]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Small Cap Opportunities Class 1 (began 10/15/05)	–18.28%	—	—	–6.66%	–18.28%	—	—	–23.47%
Small Cap Opportunities Class NAV (began 10/15/05)	–18.24%	—	—	–6.62%	–18.24%	—	—	–23.32%
Russell 2000 Index[2,3,5,6]	–21.29%	—	—	–1.25%	–21.29%	—	—	–4.78%
Russell 2000 Value Index[2,4,5,6]	–20.68%	—	—	–1.91%	–20.68%	—	—	–7.20%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. Small Capitalization Stocks.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	In December 2008, the index changed from Russell 2000 Value Index to Russell 2000 Index to more accurately reflect the investment objective of the Small Cap Opportunities Fund.

6	It is not possible to invest directly in an index.

7	Since inception, a portion of the Small Cap Opportunities Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 1.11% and Class NAV – 1.06%.

Small Cap Value Fund
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Timothy McCormack, CFA and Shaun Pedersen

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing in, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	24.88
Industrial	21.26
Consumer, Non-cyclical	17.30
Consumer, Cyclical	14.76
Utilities	5.73
Energy	4.56
Technology	3.78
Basic Materials	3.64
Communications	1.31

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ From the fund’s inception on December 16, 2008 to August 31, 2009, the Small Cap Value Class NAV returned +25.00%, compared to the +23.68% return of the Russell 2000 Value Index.

Market Environment  ▶ For the reporting period, small-cap U.S. equities, as measured by the Russell 2000 Index, gained 27.9%. Equity markets fell during the first quarter of 2009 before bottoming in March. Equities subsequently rebounded sharply as corporate earnings exceeded expectations, primarily driven by significant cost-cutting measures. While revenue growth remains challenged, some signs of an economic recovery began to emerge as revised second quarter GDP came in better than expected, sales of both new and existing homes improved off low levels, and payroll losses slowed. Mid-cap stocks outperformed small-cap stocks, which in turn outpaced their large-cap counterparts, as measured by the S&P 400 MidCap, Russell 2000, and S&P 500 indices, respectively. Growth stocks outperformed value stocks as measured by the Russell 2000 Growth and Russell 2000 Value indices.

The fund benefited from strong stock selection in the Financials, Industrials, Consumer Staples and Utilities sectors. Among the top contributors to performance were a specialty department store retailer, a diversified manufacturer, and a data storage provider. Weaker security selection within the Consumer Discretionary, Information Technology and Materials sectors detracted from relative results. Among the top relative detractors were an energy exploration and production company, a thermal management technology manufacturer, and a financial holding company. The fund’s weights versus the Index, which were driven by bottom-up stock decisions, contributed to relative performance due to an overweight to the Consumer Discretionary sector and an underweight to Financials.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Small Cap Value Class NAV (began 12/16/08)	—	—	—	—	—	—	—	25.00%
Russell 2000 Value Index[2,3,4]	—	—	—	—	—	—	—	23.68%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.17%.

Small Company Growth Fund
Subadviser: Invesco AIM Capital Management, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield and Clay Manley

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.05
Technology	15.62
Consumer, Cyclical	12.95
Industrial	12.80
Financial	7.39
Communications	6.50
Energy	5.14
Utilities	1.47
Basic Materials	0.37

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Small Company Growth Class NAV returned –20.42%, compared to the –22.02% return of the Russell 2000 Growth Index.

Market Environment  ▶ Major U.S. equity markets fell by double digits during much of the period, as significant problems in the credit markets, weakness in the housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, global equity markets began to recover some of these losses in early March 2009.

The Fund outperformed its benchmark by the widest margin in the Energy sector, largely due to stock selection. The Energy sector was the weakest performing sector in the Russell 2000 Growth Index during the period. In this environment, the Fund’s holdings generally held up better than those of the benchmark.

The Fund outperformed in the Industrials sector, driven by stock selection. The Fund’s holdings in this sector generally held up better than those of the benchmark index. Good stock selection was also the reason the fund outperformed in the Consumer Discretionary sector. Several of the Fund’s Consumer Services holdings, including some restaurant operators, also made key contributions to performance. Underperformance was concentrated in the Health Care sector, where it was driven by stock selection.

At period end, the largest overweight positions versus the Russell 2000 Growth Index were in the energy, semiconductors, diversified financials and media industry groups. The largest underweight positions were in the consumer durables/apparel, pharmaceuticals/life sciences/biotechnology, health care equipment/services, and food/beverage/tobacco industry groups.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Small Company Growth Class NAV (began 10/29/05)	–20.42%	—	—	–0.26%	–20.42%	—	—	–1.01%
Russell 2000 Growth Index[2,3,4]	–22.02%	—	—	–1.26%	–22.02%	—	—	–4.77%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 1.10%.

Small Company Value Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 80% of the Fund’s net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Value Index at the time of purchase. The Fund invests in small companies whose common stocks are believed to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	21.26
Financial	18.25
Consumer, Cyclical	12.15
Consumer, Non-cyclical	12.10
Basic Materials	8.19
Technology	5.72
Energy	4.75
Utilities	3.44
Communications	2.25
Investment Companies	1.02

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Small Company Value Class NAV returned –18.43%, compared to the –20.68% return of the Russell 2000 Value Index.

Market Environment  ▶ The past 12 months saw the emergence of one of the greatest financial crises and economic contractions of the postwar era. The Russell 2000 Value Index posted significant double-digit losses during the period. It held up better than its small-cap growth counterpart, but underperformed its large-cap value peer. All sectors declined. Energy was the worst performer by far, reflecting declining commodity prices due to the economic downturn. Telecommunication Services, Industrials and Business Services and Financials also dropped substantially. The traditionally defensive Consumer Staples and Utilities sectors held up relatively well, but still posted losses.

Against that backdrop, the portfolio posted a double-digit loss, but still outpaced its Russell index. Broadly speaking, stock selection helped relative results, while sector allocation detracted. Financials provided the greatest boost to relative returns, due to stock selection and a beneficial underweight. We are sharply underweight in this sector, which makes up nearly a third of the Index, but we have selectively added to our holdings as we find attractive valuations.

In Consumer Discretionary, we benefited from stock selection and an overweight. Though this sector faces considerable challenges from depressed consumer spending, we believe that valuations are well below historical norms. We continue to seek out strong companies that can successfully navigate this difficult environment. Our stock holdings in Health Care also held their value better than their benchmark peers. The portfolio is slightly overweight in Health Care due to its relatively low sensitivity to shifts in economic conditions, long-term growth prospects, and wide range of reasonably valued companies.

Energy was the leading detractor due to an unfavorable overweight and weak stock selection. Despite this sector’s poor performance this year, we believe that an imbalance between supply and demand will begin to emerge, helping long-term prospects. Our overweight in Industrials, as well as an underweight in Consumer Staples, also broadly hurt relative results.

PERFORMANCE TABLE[1,3,6]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Small Company Value Class 1 (began 10/15/05)	–18.47%	—	—	0.74%	–18.47%	—	—	2.88%
Small Company Value Class NAV (began 10/15/05)	–18.43%	—	—	0.78%	–18.43%	—	—	3.07%
Russell 2000 Value Index[2,4,5]	–20.68%	—	—	–1.91%	–20.68%	—	—	–7.20%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Since inception, a portion of the Small Company Value Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index.

6	Since inception, a portion of the Small Company Value Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 1.12% and Class NAV – 1.07%.

Smaller Company Growth Fund
Subadviser: Frontier Capital Management Company, MFC Global Investment Management (U.S.A.) Limited, Perimeter Capital Management, LLC
Portfolio Managers: Michael Cavarreta, Christopher Scarpa, Carson Jen, Narayu Ramani, Mark Garfinkel and James Behre

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in small cap equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.86
Consumer, Cyclical	15.47
Communications	14.97
Industrial	14.51
Technology	9.22
Financial	7.21
Energy	6.24
Basic Materials	2.45
Investment Companies	0.88
Utilities	0.31

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ From the fund’s inception on October 7, 2008 to August 31, 2009, the Smaller Company Growth Class NAV returned +3.80%, compared to the +2.20% return of the Russell 2000 Growth Index.

Frontier Commentary
Market Environment  ▶ The two sectors contributing most significantly to performance were Consumer Discretionary and Producer Durables. The fund was underweight Consumer Discretionary stocks, which hurt performance slightly. However, this was more than offset by very strong stock selection. In Producer Durables, we maintained a slight underweight and again achieved significant outperformance with solid stock selection. The single largest detractor was the Health Care sector. Our slight underweight had a small positive effect, but poor stock selection had a substantially negative impact.

The fund lost relative ground in the second quarter, during which time performance was driven by stocks with the smallest market capitalizations, lowest price-to-earnings ratios, lowest return on equity, and stocks that traded below $5 a share. It was difficult for the portfolio’s returns to keep pace with performance from these areas, given the fund’s bias towards higher-quality, better-managed companies.

The economic data is no longer universally grim, equity markets have staged a meaningful rally, and credit market strains have eased. While we believe that the most intense phase of the domestic and global economic downturn has ended, the outlook remains fragile and any recovery is likely to be constrained for some time. With this in mind, the fund is very cautious in selecting stocks. Only companies not requiring a strong, sustained advance in domestic economic activity in order to grow their earnings or companies with exceptionally attractive risk/reward characteristics will be considered for inclusion in the portfolio.

Perimeter Commentary
Market Environment  ▶ The most recent year was a tale of two very different markets. It not only included one of the worst quarters in the U.S. equity markets since 1929 but also an extraordinary rally, where the Russell 2000 Growth Index appreciated nearly 54% in just 70 trading days. In addition to the tremendous magnitude of the market’s movement, much of the rebound since the market’s bottom on March 9 was concentrated in small, low-valuation, negative return companies versus larger, more profitable and generally higher-quality companies.

As concerns over the depth and breadth of the financial crisis exacerbated the market sell-off in late 2008, we remained dedicated to our investment discipline, where our broad diversification helped to dampen volatility. Despite the market’s lower-quality rally and the fund’s higher quality characteristics, the fund benefited from strong stock selection, particularly in Technology, Industrials and Energy. The portfolio’s excess returns were also attributable to overweight positions in the top-performing Technology and Consumer Discretionary sectors as well as from an underweight position in Health Care.

The fund was also rewarded for moderating our Technology sector overweight in early 2008 in advance of the software industry’s lengthening sales cycles, smaller deal sizes and headwinds from a strengthening dollar due to large international exposure. Our persistent overweight to Technology, one of the best performing sectors over the past year, was the result of uncovering a number of companies in the sector that had strong, long-term growth prospects and traded at compelling valuations. By contrast, our underweight to the Health Care sector reflected our continued concerns over the impact of the credit crisis coupled with the specter of health care reform. We also avoided biotechnology companies as they generally do not possess strong balance sheets or earnings growth characteristics.

We continue to manage our portfolio using our bottom-up research, focusing on companies that demonstrate strong growth characteristics and we look forward to a more rational market where business fundamentals and strong earnings growth drive positive investment results.

MFC Commentary
Market Environment  ▶ The past year has witnessed major historical events among U.S. financial institutions, including the bankruptcies of Lehman Brothers and Washington Mutual, and the government takeover of AIG, Fannie Mae and Freddie Mac. Throughout the year, we also saw a major reduction in credit access for corporations, small businesses and individuals.

During the first quarter of 2009, Barack Obama became president of the United States. In January, the House approved his $819-billion economic recovery plan. Economists believe that President Obama’s stimulus plan and Federal Reserve measures will help the U.S. economy by late 2009 to early 2010. By the end of the second quarter of 2009, unemployment in the U.S. rose to a 26-year high. The jobless rate increased to 9.7% at the end of August. The bankruptcies of such large companies as General Motors and Chrysler contributed significantly to these job losses in the second quarter of 2009.

The Conference Board’s Consumer Confidence Index was still low through the year, reaching 54 in August 2009. The lowest confidence level was in February 2009, when it dipped to a level of 25. The job benefits of the Obama administration’s stimulus program has yet to be felt in the real economy. Until then, continued market volatility is expected in the upcoming quarters.

PERFORMANCE TABLE[1,2,6]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Smaller Company Growth Class NAV (began 10/7/08)	—	—	—	—	—	—	—	3.80%
Russell 2000 Growth Index[3,4,5]	—	—	—	—	—	—	—	2.20%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception, a portion of the Smaller Company Growth Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

3	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index.

6	Since inception, a portion of the Smaller Company Growth Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least October 31, 2009. For Class NAV, the net expense is 1.04%. Had the fee waivers and expense limitations not been in place, the gross expense would be 1.15%.

Spectrum Income Fund
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Edmund M. Notzon III, Daniel O. Shackelford, Mark J. Vaselkiv, Ian Kelson, Brian Rogers and Andrew McCormick

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek a high level of current income with moderate share price fluctuation. The Fund seeks to maintain broad exposure primarily to domestic and international fixed-income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time. The Fund diversifies its assets widely among various income and equity market segments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	13.44
Government	11.73
Government National Mortgage Association	9.65
Communications	8.72
Energy	6.93
Federal National Mortgage Association	6.11
Consumer, Non-cyclical	5.94
Consumer, Cyclical	5.40
Industrial	4.68
U.S. Treasury Notes	3.62

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Spectrum Income Class NAV returned +5.85%, compared to the +7.94% return of the Barclays Capital U.S. Aggregate Bond Index.

Market Environment  ▶ In a year when fixed-income securities significantly outpaced stocks, the portfolio’s dividend-paying stock portion proved to be a significant liability from a relative-return standpoint. However, stock selection within that component was favorable and helped mitigate the negative effects.

Results were solid outside of the portfolio’s stock position, and some key strategic choices added value against the benchmark. We gradually reduced the portfolio’s weighting in U.S. Treasuries throughout last fall, fearing that they were becoming overvalued. The move proved beneficial, as Treasuries lagged for the past six months.

Throughout the period, we gradually increased our position in corporate, high yield and emerging market bonds as they declined at the end of last year. We were able to purchase compelling securities at very attractive valuations, and benefited as all three sectors have outperformed during much of 2009 to date. We believe our measured allocations to these diversifying sectors create the potential for a long-term performance advantage while keeping portfolio volatility close to that of the overall bond market.

The past 12 months have been one of the most volatile periods in U.S. market history. Global stocks endured a historic decline in the fall of 2008 before recovering significantly year-to-date. Most bond sectors that carry credit risk, including corporate bonds, high yield and international bonds, were also battered at the end of last year but have bounced back so far in 2009. On the other hand, Treasuries rallied during the worst of the financial crunch, but have since lost ground as investors have become worried about inflation.

We remain optimistic that the actions taken by governments and central banks around the world to increase liquidity, restore investor confidence, and get global economies moving again are beginning to have their desired effect. A gradually improving environment should be supportive of the more economically sensitive segments of the portfolio, such as high yield bonds and dividend-paying stocks, while more interest rate-sensitive segments of the bond market may be hampered by upward pressure on rates following these significant levels of fiscal and monetary stimulus.

PERFORMANCE TABLE[1,3]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Spectrum Income Class NAV (began 10/29/05)	5.85%	—	—	5.28%	5.85%	—	—	21.92%
Barclays Capital U.S. Aggregate Bond Index[2,4,5]	7.94%	—	—	5.73%	7.94%	—	—	23.94%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Since inception, a portion of the Spectrum Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.86%.

Strategic Bond Fund
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Keith J. Gardner, Mark Lindbloom and Mike Buchanan

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek a high level of total return consistent with preservation of capital by investing at least 80% of the Fund’s net assets in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	15.71
Financial	13.37
Mortgage Securities	6.79
Energy	5.44
Communications	4.72
Consumer, Non-cyclical	4.11
Utilities	3.84
Federal Home Loan Bank	3.57
Federal Home Loan Mortgage Corp.	3.14
Asset Backed Securities	2.95

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Strategic Bond Class NAV returned +4.52%, compared to the +7.94% return of the Barclays Capital U.S. Aggregate Bond Index.

Market Environment  ▶ During the fiscal year, the fixed income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve monetary policy caused bond prices to fluctuate.

As the period began, we were in the midst of a flight to quality, triggered by the seizing credit markets. Investors’ risk aversion further intensified from September through November given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed income market performed extremely poorly, as spreads in many sectors widened to record high levels.

During the second half of the period, Treasury yields moved higher, especially on the long end of the curve. This was due to less demand for these securities, as risk aversion abated. Longer-term Treasuries were affected by concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. A return to more normal market conditions, including improved liquidity and signs that the economy may be bottoming, caused a sharp rebound in the spread sectors (non-Treasuries). Following their poor performance in the first half of the fiscal year, many of the spread sectors recouped much of their earlier losses over the final six months of the reporting period.

Allocation to non-agency mortgage-backed securities was the largest contributor to underperformance. These securities declined dramatically in value in 2008 and they only started to recover in 2009. The fund’s exposure to investment grade credits, especially to capital securities, also hurt the fund’s performance, given the onset of the financial crisis in late 2008. Duration strategy had a negative impact as Treasury rates, despite their decline, were volatile during the reporting period. Issue selection of certain high yield names was a positive contributor overall. There were no major currency strategies during the period.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Strategic Bond Class 1 (began 10/15/05)	4.55%	—	—	2.09%	4.55%	—	—	8.37%
Strategic Bond Class NAV (began 10/15/05)	4.52%	—	—	2.13%	4.52%	—	—	8.51%
Barclays Capital U.S. Aggregate Bond Index[2,3,4]	7.94%	—	—	5.77%	7.94%	—	—	24.33%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.80% and Class NAV – 0.75%.

Strategic Income Fund
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Daniel S. Janis III, John F. Iles and Barry H. Evans

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks a high level of current income by investing at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and domestic high yield bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	28.09
Communications	14.69
Consumer, Cyclical	13.63
Mortgage Securities	13.22
Financial	6.36
Industrial	6.31
Basic Materials	3.97
Consumer, Non-cyclical	3.49
Energy	3.04
Federal National Mortgage Association	1.95

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Strategic Income Class NAV returned +10.67%, compared to the +7.94% return of the Barclays Capital U.S. Aggregate Bond Index.

Market Environment  ▶ The last 12 months will rank among the most volatile in the history of capital markets. As the global economy sank deeper into recession, the effects of the credit crunch reached their zenith with the bankruptcy of Lehman Brothers and bailout of AIG in September of 2008. The next six months were characterized by deleveraging and an unprecedented selling of risky assets. Equities were sold mercilessly, corporate credit spreads widened to levels not seen since the Great Depression, and government bonds outperformed as investors fled to safety. Governments around the globe countered with aggressive fiscal and monetary policy action to combat the economic downturn and restore confidence in financial markets. Investor confidence began to rebuild earnestly in April and May. Credit spreads rallied as quickly as they blew out and were tighter at the end of the year than at the beginning. As a result, both government and corporate bonds performed well overall.

Contributing most to relative performance was the portfolio’s overweighting of corporate bonds. Though investment grade bonds generally outperformed during the year, the Fund’s high yield bond holdings in the television and radio content providers were the best performers. Also aiding performance was the portfolio’s tactical hedging of its non-U.S. dollar bonds. The high level of volatility exhibited over the 12-month period provided opportunity to add value by adjusting the hedges of the fund’s euro, Australian dollar and New Zealand dollar-denominated bonds. Detracting most from performance was the fund’s underweighting of duration. U.S. government bond yields were driven lower over the year due to the U.S. Federal Reserve’s quantitative easing program and consistently strong foreign demand.

Though the credit markets have started to function more normally of late, we fear that market illiquidity may return. We are also concerned about further effects the severe global recession could have on the financial markets, especially in Europe. Though we are wary of the potential for an increase in the default rate of high yield debt and its possible impact on investment grade corporate bond spreads, we also believe the environment offers opportunity to judiciously add credit at a compelling relative value.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Strategic Income Class NAV (began 4/28/06)	10.67%	—	—	5.86%	10.67%	—	—	20.96%
Barclays Capital U.S. Aggregate Bond Index[2,3,4]	7.94%	—	—	6.62%	7.94%	—	—	23.90%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.76%.

Total Bond Market Fund
Subadviser: Declaration Management and Research, LLC
Portfolio Managers: Peter Farley and James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index by investing at least 80% of its net assets listed in this Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	23.39
U.S. Treasury Notes	16.65
Federal Home Loan Mortgage Corp.	14.39
Financial	9.82
U.S. Treasury Bonds	6.79
Government National Mortgage Association	5.22
Mortgage Securities	3.85
Communications	2.77
Consumer, Non-cyclical	2.61
Utilities	2.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Total Bond Market Class NAV returned +7.43%, compared to the +7.94% return of the Barclays Capital U.S. Aggregate Bond Index.

Market Environment  ▶ Short-term interest rates fell sharply as the Federal Reserve focused on providing maximum liquidity to combat the financial crisis. Over the course of the year, the market and the economy responded to many historic events: the worst housing market since the Great Depression, the failure of Lehman Brothers, the conservatorship of the Fannie Mae and Freddie Mac, and the bailouts of AIG, Chrysler and General Motors. The government response to the crisis was swift and in most cases effective. The Troubled Asset Relief Program (TARP) stabilized many financial institutions. The Term Asset-Backed Securities Loan Facility (TALF) rejuvenated the market for asset-backed securities and commercial mortgage-backed securities.

The Fed kept the commercial paper market functioning. Equity markets bottomed in March and then recovered half of their losses, finishing down roughly 20% for the 12-month period. The financial crisis has abated now to the point that special Fed liquidity programs are being unwound. It was a very challenging market to navigate, with the credit crisis continuing to unfold and economy shrinking and going through massive job losses, while certain asset classes recovered so strongly that they finished the period at pre-crisis spread levels.

The Total Bond Market Fund is designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. Any difference in performance is attributable to trading costs and other expenses not incurred by the index.

We believe that the U.S. economy will transition to a period of sluggish growth from the current recession. Growth will come from business investment, though a rebound in consumer spending is hard to foresee as unemployment remains high. The Fed is expected to leave interest rates on hold until early 2010 though regional reports of recovery are increasing odds of a rate hike. Credit markets have recovered dramatically, though some areas of value remain in corporate bonds and commercial mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Total Bond Market Class NAV (began 10/27/06)	7.43%	—	—	5.80%	7.43%	—	—	17.39%
Barclays Capital U.S. Aggregate Bond Index[2,3,4]	7.94%	—	—	6.34%	7.94%	—	—	19.13%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2009. For Class NAV, the net expense is 0.57%. Had the fee waivers and expense limitations not been in place, the gross expense would be 0.61%.

Total Return Fund
Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	35.26
Financial	20.59
U.S. Treasury Notes	15.18
Federal Home Loan Mortgage Corp.	11.25
Mortgage Securities	5.26
Government	2.46
Asset Backed Securities	2.35
U.S. Treasury Bonds	1.79
Consumer, Non-cyclical	1.63
Communications	1.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Total Return Class NAV returned +12.75%, compared to the +7.94% return of the Barclays Capital U.S. Aggregate Bond Index.

Market Environment  ▶ Early in the period, most fixed income securities lost ground, as the most severe credit crisis since the 1930s rocked global markets with the collapse and deep troubles of large financial institutions. Massive deleveraging produced an upheaval in the U.S. financial system and an unprecedented level of intervention by the Federal Reserve and the U.S. Treasury took place. Through the end of 2008, interest rates fell worldwide and yield curves in the U.S., Europe and the U.K. steepened, as investors fled to the safety of government bonds, particularly shorter maturities.

During 2009, interest rates rose and capital flowed back toward riskier assets. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of 2008. Higher U.S. Treasury yields were a drag on economic recovery, as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of 2008’s flight to liquidity and quality, other factors were in play as well. Investors worried that the massive new issuance of U.S. Treasuries looming on the horizon would overwhelm demand. Another concern was that the Fed’s injection of liquidity would eventually fuel inflation once the economy started to recover.

An emphasis on shorter maturities in the U.S., U.K., and Euroland added to returns over the past fiscal year as yield curves steepened across all three regions. U.S. duration positioning detracted from performance over the year as U.S. yields fell in the first half and rose in the second half. An overweight to mortgages was positive for returns as these bonds outperformed U.S. Treasuries. An underweight to investment grade corporates detracted from returns as the sector outperformed U.S. Treasuries. However, an emphasis on high-grade financials detracted further from returns as financial names underperformed U.S. Treasuries despite their rebound in 2009. A small allocation to emerging market debt also hurt returns slightly, as the global flight to quality continued throughout the end of 2008. Emerging markets were relatively unscathed during the financial crisis, but prospects of a global recession weighed on the asset class.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Total Return Class 1 (began 10/15/05)	12.65%	—	—	7.11%	12.65%	—	—	30.55%
Total Return Class NAV (began 10/15/05)	12.75%	—	—	7.19%	12.75%	—	—	30.90%
Barclays Capital U.S. Aggregate Bond Index[2,3,4]	7.94%	—	—	5.77%	7.94%	—	—	24.33%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.79% and Class NAV – 0.74%.

U.S. Government Securities Fund
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Mark S. Lindbloom, Ronald D. Mass and Frederick R. Marki

INVESTMENT OBJECTIVE & POLICIES  ▶ To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and derivative securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	32.99
Mortgage Securities	13.15
Federal Home Loan Mortgage Corp.	9.34
Federal Home Loan Bank	8.37
Asset Backed Securities	5.09
Treasury Inflation-Protected Securities	4.77
U.S. Treasury Bonds	1.36
Government National Mortgage Association	0.76
Government	0.18
Financial	0.05

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the U.S. Government Securities Class NAV returned +7.35%, compared to the +5.67% return of the Citigroup 1–10 Year Treasury Index.

Market Environment  ▶ During the fiscal year, the fixed income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve monetary policy caused bond prices to fluctuate.

As the period began, we were in the midst of a flight to quality, triggered by the seizing credit markets. Investors’ risk aversion further intensified from September through November given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed income market performed extremely poorly, as spreads in many sectors widened to record high levels.

During the second half of the period, Treasury yields moved higher, especially on the long end of the curve. This was due to less demand for these securities, as risk aversion abated. Longer-term Treasuries were affected by concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. A return to more normal market conditions, including improved liquidity and signs that the economy may be bottoming, caused a sharp rebound in the spread sectors (non-Treasuries). Following their poor performance in the first half of the fiscal year, many of the spread sectors recouped much of their earlier losses over the final six months of the reporting period.

The fund’s allocation to agency mortgages was the largest contributor to performance. The sector was helped by the Fed’s decision to purchase agency mortgages. The fund’s exposure to Treasury Inflation-Protected Securities was also a positive as inflation expectations increased over the reporting period. Duration and curve strategies had a positive impact as the fund’s overweight position benefited from a decline in yields, especially in the intermediate region. The allocation to non-agency mortgage-backed securities was the largest detractor to performance. These securities declined dramatically in value in 2008, and they only started to recover in 2009.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
U.S. Government Securities Class 1 (began 10/15/05)	7.27%	—	—	3.07%	7.27%	—	—	12.43%
U.S. Government Securities Class NAV (began 10/15/05)	7.35%	—	—	3.13%	7.35%	—	—	12.70%
Citigroup 1-10 Year Treasury Index[2,3,4]	5.67%	—	—	5.75%	5.67%	—	—	24.47%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Citigroup 1-10 Year Treasury Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.77% and Class NAV – 0.72%.

U.S. High Yield Bond Fund
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Phil Susser, Niklas Nordenfelt and Sean Lynch

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks total return with a high level of current income by primarily investing in corporate debt securities that are below investment grade, including preferred and other convertible securities in below investment grade debt securities. The Fund also invests in bank loans.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	22.61
Consumer, Non-cyclical	18.69
Financial	12.32
Consumer, Cyclical	10.26
Energy	9.96
Technology	5.31
Industrial	4.96
Basic Materials	4.86
Utilities	4.26
Mortgage Securities	0.14

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the U.S. High Yield Bond Class NAV returned +6.46%, compared to the 6.43% return of the Merrill Lynch High Yield Master Constrained II Index.

Market Environment  ▶ During the second half of 2008, investor risk aversion intensified to risk avoidance as deleveraging, ongoing housing market woes, tight credit conditions and a rapidly weakening labor market prompted a strong flight to quality. In September, Lehman Brothers filed for bankruptcy, AIG was rescued by the Federal Reserve, and Bank of America purchased Merrill Lynch with help from the U.S. Treasury. The Fed and Treasury moved aggressively and creatively to stabilize the markets through a series of actions including significant federal funds rate cuts, placing Fannie Mae and Freddie Mac into conservatorship, and committing funds to buy Agency mortgage-backed securities and Agency debt. Treasury yields fell through the end of 2008, with some investors willing to purchase Treasury bills at 0% yields, while other sectors posted their worst year on record. High yield credit spreads ended 2008 at 1,810 basis points.

The bank loan and high yield market rebounded strongly so far in 2009, with year-to-date returns of 40.68% and 35.33%, respectively. The furious rally began in early March and has continued with little abatement, spurred by reduced fears of systemic bank failures and signs of slowing economic headwinds. In our view, the most important drivers of calendar year 2009’s returns were the realization that values were exceedingly cheap. This year, the market has enjoyed significant cash inflows as managers rushed to invest in a rising market. With a much improved liquidity situation, managers bought disproportionately lower-quality, higher-risk assets that were priced at levels often below recovery value in bankruptcy scenarios. The lack of risk aversion resulted in massive outperformance by lower rated issues with CCC-rated bonds rising a whopping 73% year-to-date.

The fund’s relative performance was largely attributable to its more conservative quality allocation with less exposure to the most consumer-sensitive, housing-related and highly leveraged companies. The fund outperformed late in 2008 and early in 2009 as high yield spreads widened violently. With the more recent strong rebound in the high yield market, the fund has underperformed during the rally due to the portfolio’s lower risk posture and in particular the fund’s underweight to CCC-rated securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
U.S. High Yield Bond Class 1 (began 10/15/05)	6.40%	—	—	5.17%	6.40%	—	—	21.61%
U.S. High Yield Bond Class NAV (began 10/15/05)	6.46%	—	—	5.23%	6.46%	—	—	21.87%
Merrill Lynch U.S. High Yield Master II Constrained Index[2,3,4]	6.43%	—	—	4.53%	6.43%	—	—	18.97%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class 1 – 0.82% and Class NAV – 0.77%.

U.S. Multi Sector Fund
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks long-term capital appreciation, and invests at least 80% of its net assets in investments tied economically to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	39.80
Technology	12.56
Communications	11.47
Consumer, Cyclical	10.59
Energy	9.84
Financial	3.19
Industrial	2.39
Basic Materials	1.79
Utilities	0.30

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the U.S. Multi Sector Class NAV returned –12.22%, compared to the –18.62% return of the Russell 3000 Index.

Market Environment  ▶ The U.S. market underwent a historic plunge followed by an impressive rally as a financial crisis and economic downturn rocked the global equity markets. After a decline punctuated by the collapse or near-collapse of numerous financial institutions, the U.S. market stabilized enough in the second half of the period to stage a strong rally, but it wasn’t enough to put the period as a whole into the black.

Consumer Staples and Information Technology provided the best relative returns while Energy, Industrials, and Financials were the weakest sectors. Sector weightings adding to relative returns included overweights in Consumer Staples and Health Care and an underweight in Industrials. An underweight in Consumer Discretionary detracted from relative returns. Stock selection in Energy and Industrials added to performance while picks in Financials detracted.

Throughout the period, high-quality companies represented a compelling valuation opportunity and our portfolio was heavily overweight this group. This led to outsized gains early on, as massive equity market declines following the financial crisis and economic slowdown left quality companies as big relative winners. As risky assets rallied late in the period, however, quality stocks gave up some gains but remained positive for the overall period.

The fund uses futures on occasion to manage equity exposure from cash flows. This did not have a material impact on performance.

Energy added most to relative returns, as strong stock selection boosted the fund’s returns. While most energy firms had a volatile ride over the past 12 months, the portfolio added value by selecting high quality energy companies less dependent on skyrocketing oil prices. An underweight position and good stock selection within Industrials also added to relative returns. The Consumer Staples sector added to performance, largely from an overweight position, as investors fled to safety during the financial crisis.

However, being underweight Consumer Discretionary hindered the portfolio’s relative returns in the second half of the period, as investors bid up shares in more cyclical companies. With the shift in sentiment, the market shunned safer companies in search of riskier plays. The story was similar in the Financial sector. While the portfolio benefited by being underweight Financials during the credit crisis, that hurt relative returns later on as many “survivor” financial firms rallied off their lows.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
U.S. Multi Sector Class NAV (began 10/29/05)	–12.22%	—	—	–2.73%	–12.22%	—	—	–10.11%
Russell 3000 Index[2,3,4]	–18.62%	—	—	–1.93%	–18.62%	—	—	–7.22%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.80%.

Value Fund
Subadviser: Morgan Stanley Investment Management, Inc.
Portfolio Managers: Tom Copper, John Mazanec, Thomas Bastian, Mark Laskin, James Roeder and Sergio Marcheli

INVESTMENT OBJECTIVE & POLICIES  ▶ To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risks, by investing in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.94
Consumer, Non-cyclical	19.37
Industrial	15.85
Technology	10.11
Consumer, Cyclical	8.52
Utilities	5.77
Energy	5.37
Basic Materials	3.33

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Value Class NAV returned –17.56%, compared to the –20.00% return of the Russell Midcap Value Index.

Market Environment  ▶ Early in the 12-month period ended August 31, 2009, the market faced downward pressure from increasing evidence of recession, an unstable financial system and a lack of confidence in the policy measures enacted at the time to contain the crisis. However, in March, improving news on the economic, corporate and policy fronts led the market to rally. The rate of decline slowed in some economic indicators, merger and acquisition activity resumed, and investors gained confidence in recovery plans announced by the U.S. Treasury and Federal Reserve. Although the market’s appreciation slowed in June, the rally resumed in July and August as most economic indicators continued to stabilize (with employment rates the notable exception) and second quarter corporate earnings beat expectations.

The fund’s relative performance was driven by the Financials sector, where both stock selection and an underweight allocation were additive. The fund’s avoidance of regional banks, which were among the hardest hit by the credit crisis, and emphasis on less credit-sensitive banks and insurance companies, served the portfolio well. Stock selection in the Industrials sector also boosted relative gains, as holdings in an aerospace and defense company, a commercial and professional services firm, and a capital goods company performed well, particularly in the second half of the period. Finally, the fund’s underweight allocation to Utilities helped reduce the impact of the sector’s negative return.

However, stock selection in Health Care hurt relative performance. A health care services stock underperformed as reduced Medicare spending hurt both the hospital and rehabilitation services segments of its business. Declining demand for assisted living facilities also dampened the stock as affordability became an issue for retirees in the recession. The Consumer Staples sector hampered relative performance due to stock selection and a slight underweight. A holding in a cosmetics and skin care company lagged amid sluggish consumer demand in the U.S. and internationally. Stock selection in Technology was the third largest detractor. A holding in an automatic teller machine (ATM) manufacturer was hurt by banks’ more conservative growth plans and reduced spending.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Value Class NAV (began 10/27/06)	–17.56%	—	—	–5.76%	–17.56%	—	—	–15.54%
Russell Midcap Value Index[2,3,4]	–20.00%	—	—	–9.15%	–20.00%	—	—	–23.89%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until at least December 31, 2009. For Class NAV, the net expense is 0.99%. Had the fee waivers and expense limitations not been in place, the gross expense would be 1.08%.

Value & Restructuring Fund
Subadviser: Columbia Management Advisors LLC
Portfolio Managers: David J. Williams, Guy Pope and Nicholas Smith

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing at least 65% of the Fund’s assets in common stocks of U.S. and foreign companies believed to benefit from restructuring efforts or industry consolidation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	22.50
Financial	16.26
Industrial	13.93
Consumer, Non-cyclical	12.97
Basic Materials	11.90
Communications	9.27
Consumer, Cyclical	3.89
Technology	2.83
Utilities	0.66

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Value & Restructuring Class NAV returned –26.21%, compared to the –18.25% return of the S&P 500 Index.

Market Environment  ▶ The past year featured significant market volatility, as the first six months were marred by a credit crisis, followed by an equally stunning rally starting in March 2009. Historically, the portfolio has faired poorly during recessions, as market headwinds make restructuring companies unattractive during a flight to quality, but the fund has performed well as markets recover. This year followed that pattern: Performance lagged until March, after which the portfolio regained significant ground against its benchmark.

In response to the market maelstrom, the fund reduced its number of holdings and added to the better quality companies in the portfolio. The damage to low-quality financial stocks was particularly devastating, as the fund failed to sell them fast enough, although solid performance from several investment banks helped as markets rebounded.

As is typical following momentous rallies, uncertainty about the sustainability of the rally pervades the market. We believe that this period is usually followed by further gains, as the economic recovery eventually wins over the naysayers. Significant corporate cost cutting has already been accomplished, creating the potential for positive earnings surprises if revenue growth re-emerges.

We believe earnings growth and stock performance will be enhanced by exposure to emerging markets, either by direct investment or through U.S.-based companies with global markets in these countries. We foresee higher market values over time in these countries and, by extension, in the companies associated with them. Overweight positions in Energy and Materials reflect this view, as these sectors stand to benefit most from this growth.

The risk remains of a double-dip recession, which would be painful for the equity markets. Assuming continued recovery, however, the stock market should move higher, reflecting the enormous liquidity injections to the economy by the Federal Reserve and the attractiveness of stocks relative to other financial assets. We believe that the portfolio is particularly well positioned, given its emphasis on value and exposure to corporate restructuring.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Value & Restructuring Class NAV (began 10/29/05)	–26.21%	—	—	–2.33%	–26.21%	—	—	–8.69%
S&P 500 Index[2,3,4]	–18.25%	—	—	–2.01%	–18.25%	—	—	–7.53%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.86%.

Vista Fund
Subadviser: American Century Investment Management, Inc.
Portfolio Manager: Bradley J. Eixmann

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital growth by investing primarily in common stocks of companies that are medium-sized and smaller at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICE

Sector Weighting*	% of Total
Consumer, Cyclical	18.07
Technology	15.89
Consumer, Non-cyclical	11.77
Financial	11.27
Communications	10.71
Industrial	10.25
Energy	8.26
Basic Materials	5.25

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year ended August 31, 2009, the Vista Class NAV returned –33.26%, compared to the –20.21% return of the Russell Midcap Growth Index.

Market Environment  ▶ U.S. stock indexes fell during the reporting period amid a volatile market climate, ongoing credit crisis, and economic recession. For the reporting period, mid-cap stocks modestly outperformed small-cap stocks, but underperformed their large-cap counterparts. Among mid-cap stocks, performance between growth and value shares was nearly equal, as evidenced by the Russell Midcap Growth Index’s –20.21% decline, compared with –20.00% for the Russell Midcap Value Index.

The fund’s holdings in the Industrials sector accounted for the bulk of the portfolio’s underperformance relative to its benchmark. Within the sector, the portfolio held an overweight position in the electrical equipment industry, where we focused on companies involved with alternative energy. In this industry group, we have held companies that have been some of the largest beneficiaries of increasing demand. During the period, though, these holdings collectively declined as energy prices fell.

Stock selection in the Consumer Discretionary and Financials sectors also hurt relative performance. In the Consumer Discretionary sector, an overweight allocation to the specialty retail industry group reflected a focus on automotive parts retailers. Holdings in the group generally delivered weaker returns for the time they were held in the portfolio than for the entire reporting period, leading to underperformance relative to the benchmark. In the Financials sector, a detrimental overweight in the insurance industry hurt relative returns. These companies underperformed as investors appeared willing to move to more aggressive industry groups within the sector.

The portfolio held a substantial underweight in the Utilities sector during the reporting period, completely avoiding electric utilities, independent power producers, and gas utilities. This allocation benefited relative performance, as these industry groups experienced meaningful declines during the period.

The portfolio utilized exchange-traded funds (ETFs), including iShares Russell 2000 Index Fund, S&P 400 Mid Cap Depository Receipts, and Power Shares QQQ Trust in order to gain modest exposure to certain markets without holding actual securities in those areas. Because the ETFs purchased were not significant in their weighting, were similar to the fund’s investment mandate and were broadly diversified, they did not materially change the fund’s risk level.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ended August 31, 2009	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception
Vista Class NAV (began 10/29/05)	–33.26%	—	—	–2.70%	–33.26%	—	—	–10.00%
Russell Midcap Growth Index[2,3,4]	–20.21%	—	—	–1.31%	–20.21%	—	—	–4.97%

1	Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2	Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

3	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Mid Cap Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. For Class NAV, the net expense equals the gross expense and is 0.98%.

John Hancock Funds II
Shareholder Expense Examples

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of Alternative Asset Allocation Fund, American Diversified Growth & Income Portfolio, American Fundamental Holdings Portfolio and American Global Diversification Portfolio, in addition to the operating expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied operating expenses and transaction costs and the Fund may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Fund will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2009 through August 31, 2009).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period[1] 3/1/2009– 8/31/2009	Annualized Expense Ratio[2]
Active Bond Fund
Class 1 — Actual	$1,000.00	$1,162.50	$3.82	0.70%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Class NAV — Actual	1,000.00	1,162.80	3.54	0.65%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
All Cap Core Fund
Class NAV — Actual	$1,000.00	$1,416.50	$5.12	0.84%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
All Cap Growth Fund
Class 1 — Actual	$1,000.00	$1,262.50	$5.87	1.03%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
All Cap Value Fund
Class 1 — Actual	$1,000.00	$1,335.30	$5.65	0.96%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Class NAV — Actual	1,000.00	1,335.30	5.36	0.91%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Alpha Opportunities Fund
Class NAV — Actual	$1,000.00	$1,435.90	$6.75	1.10%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%

John Hancock Funds II
Shareholder Expense Examples

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period[1] 3/1/2009– 8/31/2009	Annualized Expense Ratio[2]
Alternative Asset Allocation Fund
Class A — Actual	$1,000.00	$1,411.90	$3.28	0.54%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
American Diversified Growth & Income Portfolio
Class 1 — Actual	$1,000.00	$1,334.40	$0.35	0.06%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
American Fundamental Holdings Portfolio
Class 1 — Actual	$1,000.00	$1,289.70	$0.35	0.06%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
American Global Diversification Portfolio
Class 1 — Actual	$1,000.00	$1,388.60	$0.36	0.06%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Blue Chip Growth Fund
Class 1 — Actual	$1,000.00	$1,384.20	$5.17	0.86%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Class NAV — Actual	1,000.00	1,384.50	4.87	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Capital Appreciation Fund
Class 1 — Actual	$1,000.00	$1,337.40	$4.77	0.81%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Class NAV — Actual	1,000.00	1,338.90	4.48	0.76%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Core Bond Fund
Class 1 — Actual	$1,000.00	$1,084.40	$3.84	0.73%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Class NAV — Actual	1,000.00	1,084.00	3.41	0.65%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Emerging Markets Value Fund
Class NAV — Actual	$1,000.00	$2,020.00	$8.07	1.06%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Emerging Small Company Fund
Class 1 — Actual	$1,000.00	$1,443.90	$8.69	1.41%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.10	7.17	1.41%
Equity-Income Fund
Class 1 — Actual	$1,000.00	$1,507.60	$5.56	0.88%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Class NAV — Actual	1,000.00	1,507.00	5.24	0.83%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Fundamental Value Fund
Class 1 — Actual	$1,000.00	$1,489.70	$5.40	0.86%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Class NAV — Actual	1,000.00	1,489.70	5.08	0.81%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Global Agribusiness Fund
Class A — Actual	$1,000.00	$1,205.40	$8.06	1.45%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.90	7.38	1.45%
Class I — Actual	1,000.00	1,207.60	5.56	1.00%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Global Bond Fund
Class 1 — Actual	$1,000.00	$1,185.30	$4.52	0.82%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Class NAV — Actual	1,000.00	1,185.60	4.19	0.76%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%

John Hancock Funds II
Shareholder Expense Examples

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period[1] 3/1/2009– 8/31/2009	Annualized Expense Ratio[2]
Global Infrastructure Fund
Class A — Actual	$1,000.00	$1,288.40	$8.36	1.45%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.90	7.38	1.45%
Class I — Actual	1,000.00	1,290.70	5.77	1.00%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Global Real Estate Fund
Class NAV — Actual	$1,000.00	$1,629.20	$7.36	1.11%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Global Timber Fund
Class A — Actual	$1,000.00	$1,139.80	$7.82	1.45%
Class A — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.90	7.38	1.45%
Class I — Actual	1,000.00	1,143.10	5.40	1.00%
Class I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
High Income Fund
Class NAV — Actual	$1,000.00	$1,536.20	$4.60	0.72%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
High Yield Fund
Class 1 — Actual	$1,000.00	$1,408.60	$4.55	0.75%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class NAV — Actual	1,000.00	1,407.70	4.25	0.70%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Index 500 Fund
Class NAV — Actual	$1,000.00	$1,400.00	$3.02	0.50%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
International Equity Index Fund
Class NAV — Actual	$1,000.00	$1,582.70	$3.84	0.59%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%
International Opportunities Fund
Class 1 — Actual	$1,000.00	$1,499.40	$6.17	0.98%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Class NAV — Actual	1,000.00	1,500.00	5.86	0.93%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
International Small Cap Fund
Class 1 — Actual	$1,000.00	$1,745.70	$7.96	1.15%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.85	1.15%
Class NAV — Actual	1,000.00	1,744.30	7.26	1.05%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.35	1.05%
International Small Company Fund
Class NAV — Actual	$1,000.00	$1,615.90	$7.12	1.08%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
International Value Fund
Class 1 — Actual	$1,000.00	$1,576.50	$5.71	0.88%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Class NAV — Actual	1,000.00	1,576.60	5.46	0.84%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Investment Quality Bond Fund
Class 1 — Actual	$1,000.00	$1,118.30	$4.00	0.75%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class NAV — Actual	1,000.00	1,118.70	3.74	0.70%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Large Cap Fund
Class 1 — Actual	$1,000.00	$1,454.00	$5.38	0.87%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Class NAV — Actual	1,000.00	1,454.00	5.07	0.82%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%

John Hancock Funds II
Shareholder Expense Examples

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period[1] 3/1/2009– 8/31/2009	Annualized Expense Ratio[2]
Large Cap Value Fund
Class 1 — Actual	$1,000.00	$1,291.40	$5.26	0.91%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Class NAV — Actual	1,000.00	1,291.70	4.97	0.86%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Mid Cap Index Fund
Class NAV — Actual	$1,000.00	$1,466.20	$3.11	0.50%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Mid Cap Stock Fund
Class 1 — Actual	$1,000.00	$1,340.20	$5.54	0.94%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Class NAV — Actual	1,000.00	1,340.90	5.25	0.89%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Mid Cap Value Equity Fund
Class NAV — Actual	$1,000.00	$1,515.40	$5.58	0.88%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Mid Value Fund
Class NAV — Actual	$1,000.00	$1,547.20	$6.68	1.04%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Natural Resources Fund
Class 1 — Actual	$1,000.00	$1,463.10	$6.77	1.09%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Class NAV — Actual	1,000.00	1,463.70	6.46	1.04%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Real Estate Equity Fund
Class NAV — Actual	$1,000.00	$1,748.40	$6.23	0.90%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Real Estate Securities Fund
Class 1 — Actual	$1,000.00	$1,693.20	$5.36	0.79%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Real Return Bond Fund
Class 1 — Actual	$1,000.00	$1,129.30	$4.08	0.76%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Class NAV — Actual	1,000.00	1,129.70	3.81	0.71%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Short Term Government Income Fund
Class NAV — Actual	$1,000.00	$1,015.00	$2.74	0.54%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
Small Cap Growth Fund
Class NAV — Actual	$1,000.00	$1,415.50	$7.25	1.19%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Small Cap Index Fund
Class NAV — Actual	$1,000.00	$1,476.80	$3.43	0.55%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%
Small Cap Opportunities Fund
Class 1 — Actual	$1,000.00	$1,577.10	$7.86	1.21%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Class NAV — Actual	1,000.00	1,578.00	7.47	1.15%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.85	1.15%
Small Cap Value Fund
Class NAV — Actual	$1,000.00	$1,524.40	$8.02	1.26%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%
Small Company Growth Fund
Class NAV — Actual	$1,000.00	$1,396.50	$6.83	1.13%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%

John Hancock Funds II
Shareholder Expense Examples

	Beginning Account Value 3/1/2009	Ending Account Value 8/31/2009	Expenses Paid During Period[1] 3/1/2009– 8/31/2009	Annualized Expense Ratio[2]
Small Company Value Fund
Class 1 — Actual	$1,000.00	$1,477.50	$6.87	1.10%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Class NAV — Actual	1,000.00	1,477.10	6.49	1.04%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Smaller Company Growth Fund
Class NAV — Actual	$1,000.00	$1,410.30	$7.53	1.24%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.31	1.24%
Spectrum Income Fund
Class NAV — Actual	$1,000.00	$1,208.50	$4.40	0.79%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Strategic Bond Fund
Class 1 — Actual	$1,000.00	$1,199.80	$4.32	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Class NAV — Actual	1,000.00	1,199.40	4.05	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Strategic Income Fund
Class NAV — Actual	$1,000.00	$1,209.30	$5.01	0.90%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Total Bond Market Fund
Class NAV — Actual	$1,000.00	$1,049.20	$2.79	0.54%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
Total Return Fund
Class 1 — Actual	$1,000.00	$1,155.20	$4.24	0.78%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Class NAV — Actual	1,000.00	1,155.80	3.97	0.73%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
U.S. Government Securities Fund
Class 1 — Actual	$1,000.00	$1,061.50	$3.90	0.75%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Class NAV — Actual	1,000.00	1,061.90	3.64	0.70%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
U.S. High Yield Bond Fund
Class 1 — Actual	$1,000.00	$1,269.90	$4.75	0.83%
Class 1 — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Class NAV — Actual	1,000.00	1,271.50	4.47	0.78%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
U.S. Multi Sector Fund
Class NAV — Actual	$1,000.00	$1,281.10	$4.48	0.78%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Value Fund
Class NAV — Actual	$1,000.00	$1,505.80	$5.24	0.83%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Value & Restructuring Fund
Class NAV — Actual	$1,000.00	$1,513.90	$5.45	0.86%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Vista Fund
Class NAV — Actual	$1,000.00	$1,221.00	$5.26	0.94%
Class NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

John Hancock Funds II
Shareholder Expense Examples

Fund	Range
Alternative Asset Allocation Fund	0.71% – 1.18%
American Diversified Growth & Income Portfolio	0.37% – 0.79%
American Fundamental Holdings Portfolio	0.37% – 0.51%
American Global Diversification Portfolio	0.37% – 0.79%

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS - 3.41%
U.S. Treasury Bonds - 0.77%
3.50% due 02/15/2039		$1,000,000	$844,323
4.25% due 05/15/2039		3,340,000	3,377,054
3.625% due 08/15/2019		190,000	193,562

			4,414,939

U.S. Treasury Notes - 2.64%
1.375% due 04/15/2012		7,620,000	7,632,504
2.375% due 08/31/2014		440,000	439,708
2.625% due 06/30/2014 to 07/31/2014		5,360,000	5,427,893
3.75% due 11/15/2018		780,000	800,963
4.25% due 08/15/2015.		775,000	840,148

			15,141,216

TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,347,285)			$19,556,155

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.66%
Federal Farm Credit Bank - 0.13%
2.625% due 04/17/2014		765,000	762,196
Federal Home Loan Mortgage Corp. - 0.75%
4.50% due 04/01/2039		1,741,944	1,751,266
5.697% due 04/01/2037		627,766	661,093
5.863% due 03/01/2037 (b)		1,775,625	1,873,771

			4,286,130

Federal National Mortgage
Association - 20.14%
zero coupon due 02/01/2015		390,000	298,601
3.587% due 05/01/2035 (b)		2,218,948	2,277,186
4.00% due 06/01/2024 to 07/01/2024		11,502,258	11,629,862
4.127% due 07/01/2033 (b)		2,001	2,076
4.375% due 03/15/2013		20,000	21,633
4.50% TBA **		6,000,000	6,168,750
4.897% due 12/01/2038 (b)		771,479	805,981
5.00% due 05/01/2018 to 05/01/2038		25,865,958	26,754,395
5.317% due 12/01/2038 (b)		997,561	1,049,614
5.328% due 12/01/2038 (b)		538,259	562,367
5.50% due 02/01/2018 to 05/01/2037		39,396,584	41,260,023
5.557% due 01/01/2036 (b)		1,174,317	1,230,549
5.75% due 04/01/2036 (b)		867,293	915,922
6.00% due 09/01/2022 to 02/01/2036		17,813,740	18,903,187
6.00% TBA **		3,000,000	3,156,094
6.25% due 05/15/2029		157,000	188,009
6.50% due 02/01/2036		56,866	61,082
7.00% due 09/01/2010 to 10/25/2041		49,912	53,377
7.50% due 09/01/2029 to 08/01/2031		4,473	4,910

			115,343,618

Government National Mortgage
Association - 0.64%
4.50% due 04/15/2039		3,430,839	3,466,488
5.00% due 04/15/2035		81,697	84,623
5.50% due 03/15/2035		85,379	89,741
6.00% due 03/15/2033 to 06/15/2033		34,163	36,479
6.50% due 09/15/2028 to 08/15/2031		5,929	6,434
7.00% due 04/15/2029		2,292	2,501
U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
8.00% due 10/15/2026		$2,094	$2,313

			3,688,579

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $119,555,704)			$124,080,523

FOREIGN GOVERNMENT OBLIGATIONS - 0.20%
Argentina - 0.01%
Republic of Argentina
0.63% due 12/31/2038 (b)	ARS	177,218	12,887
1.00% due 12/15/2035 (b)		393,449	5,058
5.83% due 12/31/2033 (b)		72,870	14,856

			32,801

Brazil - 0.13%
Federative Republic of Brazil
10.25% due 01/10/2028	BRL	1,455,000	764,286
Canada - 0.00%
Government of Canada
5.50% due 06/01/2010	CAD	5,000	4,742
Colombia - 0.01%
Republic of Colombia
10.00% due 01/23/2012		$20,000	23,200
11.75% due 03/01/2010	COP	8,000,000	3,990

			27,190

Japan - 0.01%
Government of Japan
1.50% due 09/20/2014	JPY	1,350,000	15,121
1.80% due 03/22/2010		2,650,000	28,735

			43,856

Mexico - 0.04%
Government of Mexico
8.00% due 12/07/2023	MXN	238,900	17,163
8.00% due 12/19/2013		167,800	12,882
9.875% due 02/01/2010		$205,000	212,380

			242,425

Panama - 0.00%
Republic of Panama
8.875% due 09/30/2027		6,000	7,410
9.375% due 04/01/2029		1,000	1,280

			8,690

Peru - 0.00%
Republic of Peru
9.875% due 02/06/2015		2,000	2,475
Philippines - 0.00%
Republic of Philippines
9.125% due 02/22/2010	EUR	2,000	2,953
Sweden - 0.00%
Kingdom of Sweden
5.25% due 03/15/2011	SEK	30,000	4,486

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,182,183)			$1,133,904

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS - 51.84%
Advertising - 0.01%
R.H. Donnelley Corp.
8.875% due 10/15/2017 ^		$560,000	$32,900
Aerospace - 0.05%
BAE Systems Asset Trust
6.664% due 09/15/2013 (f)		30,694	30,164
BE Aerospace, Inc.
8.50% due 07/01/2018		250,000	246,250

			276,414

Agriculture - 0.06%
Mosaic Company
7.625% due 12/01/2016 (f)		360,000	370,800
Air Travel - 0.31%
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017		159,596	137,252
Continental Airlines, Inc., Series 00-2
8.307% due 10/02/2019		162,234	123,298
Continental Airlines, Inc., Series 991A
6.545% due 02/02/2019		80,767	76,729
Delta Air Lines, Inc., Series 02-1
6.417% due 01/02/2014		515,000	468,650
Delta Airlines, Inc.
6.821% due 08/10/2022		490,197	433,824
Northwest Airlines, Inc., Series 07-1
7.027% due 11/01/2019		309,029	247,224
US Airways Group, Inc.
7.25% due 05/15/2014		290,000	279,125

			1,766,102

Aluminum - 0.09%
Alcoa, Inc.
5.72% due 02/23/2019		150,000	132,678
Rio Tinto Alcan, Inc.
6.125% due 12/15/2033		395,000	361,289

			493,967

Amusement & Theme Parks - 0.00%
HRP Myrtle Beach Operations LLC zero coupon due 04/01/2012 ^ (f)		140,000	14
Auto Parts - 0.17%
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)		475,000	427,500
Delphi Corp.
6.197% due 11/15/2033 ^		2,000	3
Goodyear Tire & Rubber Company
8.625% due 12/01/2011		225,000	227,250
Tenneco Automotive, Inc.
8.625% due 11/15/2014		340,000	299,200

			953,953

Auto Services - 0.14%
ERAC USA Finance Company
6.375% due 10/15/2017 (f)		320,000	313,280
7.95% due 12/15/2009 (f)		10,000	10,079
United Rentals North America, Inc.
7.00% due 02/15/2014		395,000	319,950
10.875% due 06/15/2016 (f)		130,000	132,600

			775,909
Banking - 3.00%
BAC Capital Trust XIII
1.0294% due 03/15/2043 (b)		$640,000	$309,658
BAC Capital Trust XIV
5.63% until 03/15/2012, then variable due 12/31/2049		275,000	170,500
BAC Capital Trust XV
1.4675% due 06/01/2056 (b)		925,000	458,933
Banco Santander Chile
0.9825% due 12/09/2009 (b)(f)		18,000	17,945
5.375% due 12/09/2014 (f)		5,000	5,079
Bank of America Corp.
5.65% due 05/01/2018		565,000	546,323
5.75% due 12/01/2017		2,470,000	2,402,668
7.625% due 06/01/2019		3,115,000	3,429,634
Bank of Ireland
6.45% due 02/10/2010	EUR	1,000	1,453
Chuo Mitsui Trust & Banking Company
5.506% until 04/15/2015, then variable due 12/29/2049 (f)		$500,000	418,125
Comerica Capital Trust II
6.576% until 02/20/2032, then variable due 02/20/2037		1,000,000	675,000
Groupe BPCE
12.50% until 09/30/2019, then variable due 06/29/2049 (f)		255,000	283,050
HBOS PLC
5.375% until 11/01/2013, then variable due 11/29/2049 (f)		22,000	12,760
HSBC Holdings PLC
6.50% due 09/15/2037		435,000	449,874
Independence Community Bank Corp.
2.4169% due 04/01/2014 (b)		85,000	75,096
Lloyds TSB Group PLC
6.267% until 11/14/2016, then variable due 11/29/2049 (f)		545,000	218,000
6.413% until 10/01/2035, then variable due 09/29/2049 (f)		450,000	193,500
Mellon Capital IV, Series 1
6.244% until 06/20/2012, then variable due 06/29/2049		400,000	292,000
Northern Trust Company
6.50% due 08/15/2018		190,000	210,658
Northern Trust Corp.
4.625% due 05/01/2014		410,000	435,342
Rabobank Nederland
11.00% until 06/30/2019, then variable due 12/29/2049 (f)		632,000	746,550
Royal Bank of Scotland Group PLC, MTN
7.64% until 09/29/2017, then variable due 03/29/2049		300,000	132,000
Shinhan Bank
6.819% until 09/20/2016, then variable due 09/20/2036		515,000	402,626
Silicon Valley Bank
6.05% due 06/01/2017		415,000	361,499
Standard Chartered PLC
6.409% until 01/30/2017, then variable due 01/30/2017 (f)		1,215,000	911,250
6.40% due 09/26/2017 (f)		1,000,000	972,349

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
SunTrust Capital VIII
6.10% until 12/15/2036, then variable due 12/01/2066	$414,000	$273,240
SunTrust Preferred Capital I
5.853% until 12/15/2011, then variable due 12/31/2049	102,000	61,327
TuranAlem Finance BV
7.875% due 06/02/2010 ^	12,000	1,920
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017	550,000	544,963
USB Capital IX
6.189% until 04/15/2011, then variable due 10/29/2049	2,025,000	1,458,000
Wachovia Bank NA
5.85% due 02/01/2037	395,000	370,524
Wachovia Bank NA, BKNT
6.60% due 01/15/2038	325,000	337,890

		17,179,736

Broadcasting - 0.41%
CSC Holdings, Inc.
7.875% due 02/15/2018	390,000	378,300
News America Holdings, Inc.
6.75% due 01/09/2038	2,000	2,028
6.90% due 03/01/2019 (f)	185,000	208,409
7.75% due 12/01/2045	9,000	9,426
8.25% due 08/10/2018	375,000	441,651
News America, Inc.
6.65% due 11/15/2037	865,000	889,519
Sirius XM Radio, Inc.
13.00% due 08/01/2014 (f)	360,000	342,000
XM Satellite Radio, Inc.
11.25% due 06/15/2013 (f)	100,000	103,750

		2,375,083

Building Materials & Construction - 0.33%
CRH America, Inc.
8.125% due 07/15/2018	425,000	457,006
Masco Corp.
5.85% due 03/15/2017	705,000	623,900
USG Corp.
6.30% due 11/15/2016	1,000,000	800,000

		1,880,906

Business Services - 0.20%
Science Applications International Corp.
5.50% due 07/01/2033	825,000	688,532
Xerox Corp.
6.75% due 02/01/2017	435,000	450,291

		1,138,823

Cable & Television - 1.44%
Charter Communications Holdings II LLC
10.25% due 10/01/2013 ^ (f)	312,000	326,430
Comcast Corp.
6.50% due 01/15/2015	300,000	332,220
COX Communications, Inc.
4.625% due 01/15/2010	22,000	22,245
5.45% due 12/15/2014	218,000	231,491
6.75% due 03/15/2011	209,000	221,808
7.75% due 11/01/2010	207,000	220,148
COX Communications, Inc., Class A
4.625% due 06/01/2013	$340,000	$350,390
Rogers Cable, Inc.
6.75% due 03/15/2015	300,000	336,474
TCI Communications, Inc.
9.80% due 02/01/2012	730,000	826,607
Time Warner Cable, Inc.
6.55% due 05/01/2037	550,000	578,713
6.75% due 07/01/2018	1,185,000	1,309,092
8.75% due 02/14/2019	295,000	363,151
Time Warner Companies, Inc.
7.57% due 02/01/2024	34,000	35,789
Time Warner Entertainment Company LP
8.375% due 07/15/2033	535,000	644,290
8.375% due 03/15/2023	335,000	390,265
Time Warner, Inc.
7.625% due 04/15/2031	9,000	9,883
Viacom, Inc.
6.625% due 05/15/2011	575,000	596,765
6.75% due 10/05/2037	630,000	659,887
6.875% due 04/30/2036	760,000	802,373

		8,258,021

Cellular Communications - 0.38%
America Movil SAB de CV
5.75% due 01/15/2015	305,000	317,230
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	211,000	228,900
8.75% due 03/01/2031	209,000	277,784
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)	400,000	357,000
12.00% due 04/01/2014 (f)	305,000	323,300
NII Capital Corp.
10.00% due 08/15/2016 (f)	230,000	227,700
Rogers Wireless, Inc.
9.625% due 05/01/2011	8,000	8,883
Verizon Wireless Capital LLC
7.375% due 11/15/2013 (f)	360,000	412,658

		2,153,455

Chemicals - 0.23%
American Pacific Corp.
9.00% due 02/01/2015	425,000	383,562
Ecolab, Inc.
4.875% due 02/15/2015	265,000	275,762
Sterling Chemicals, Inc.
10.25% due 04/01/2015	305,000	289,750
The Dow Chemical Company
8.55% due 05/15/2019	350,000	381,239

		1,330,313

Chemicals-Diversified - 0.18%
Dow Chemical Company
5.70% due 05/15/2018	700,000	656,523
5.90% due 02/15/2015	360,000	359,362

		1,015,885

Coal - 0.02%
Arch Coal, Inc.
8.75% due 08/01/2016 (f)	100,000	100,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Computers & Business Equipment - 0.34%
Cisco Systems, Inc.
5.50% due 02/22/2016	$510,000	$561,837
Computer Sciences Corp.
6.50% due 03/15/2018	965,000	1,040,211
Xerox Corp.
8.25% due 05/15/2014	300,000	337,817

		1,939,865

Containers & Glass - 0.17%
Bemis Company, Inc.
5.65% due 08/01/2014	160,000	167,731
6.80% due 08/01/2019	160,000	174,037
BWAY Corp.
10.00% due 04/15/2014 (f)	335,000	347,562
Graphic Packaging International Corp.
9.50% due 06/15/2017 (f)	125,000	128,125
Solo Cup Company
10.50% due 11/01/2013 (f)	85,000	89,250
US Corrugated, Inc.
10.00% due 06/12/2013	110,000	83,600

		990,305

Crude Petroleum & Natural Gas - 0.90%
Anadarko Petroleum Corp.
8.70% due 03/15/2019	500,000	588,943
Apache Corp.
5.625% due 01/15/2017	1,000,000	1,083,733
6.90% due 09/15/2018	455,000	537,168
EQT Corp.
8.125% due 06/01/2019	280,000	314,555
Marathon Oil Corp.
6.80% due 03/15/2032	760,000	833,567
Premcor Refining Group, Inc.
7.50% due 06/15/2015	4,000	4,091
Questar Market Resources, Inc.
6.80% due 03/01/2020	205,000	209,625
Suncor Energy, Inc.
6.10% due 06/01/2018	760,000	796,023
Transocean, Inc.
6.00% due 03/15/2018	750,000	798,832

		5,166,537

Domestic Oil - 0.45%
Devon Energy Corp.
5.625% due 01/15/2014	980,000	1,055,786
Devon Financing Corp.
6.875% due 09/30/2011	205,000	223,701
7.875% due 09/30/2031	1,060,000	1,305,851

		2,585,338

Drugs & Health Care - 0.04%
Allegiance Corp.
7.00% due 10/15/2026	205,000	207,224
Electrical Utilities - 4.54%
AES Eastern Energy LP, Series 99-A
9.00% due 01/02/2017	576,824	553,751
AES Gener SA
7.50% due 03/25/2014	218,000	231,581
American Electric Power Company, Inc.
5.25% due 06/01/2015	210,000	216,914
Appalachian Power Company
5.80% due 10/01/2035	$39,000	$37,806
7.00% due 04/01/2038	425,000	480,567
Arizona Public Service Company
5.50% due 09/01/2035	222,000	186,219
Beaver Valley Funding Corp.
9.00% due 06/01/2017	1,123,000	1,146,909
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	10,000	10,943
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	235,000	264,065
CenterPoint Energy Resources Corp., MTN
6.00% due 05/15/2018	1,000,000	1,009,943
CenterPoint Energy, Inc.
6.50% due 05/01/2018	1,000,000	983,622
Commonwealth Edison Company
5.80% due 03/15/2018	1,985,000	2,136,860
Constellation Energy Group, Inc.
7.60% due 04/01/2032	246,000	255,923
Delmarva Power & Light Company
6.40% due 12/01/2013	390,000	423,166
Dominion Resources, Inc.
7.50% until 06/30/2016, then variable
due 06/30/2066	320,000	262,400
6.30% until 09/30/2011, then variable
due 09/30/2066	800,000	584,000
5.00% due 03/15/2013	575,000	599,731
5.70% due 09/17/2012	207,000	225,150
DTE Energy Company
7.625% due 05/15/2014	335,000	362,797
Enel Finance International SA
6.25% due 09/15/2017 (f)	565,000	619,027
Enersis SA
7.375% due 01/15/2014	12,000	13,228
Entergy Louisiana LLC
8.09% due 01/02/2017	450,375	467,953
FirstEnergy Corp.
6.45% due 11/15/2011	209,000	223,629
7.375% due 11/15/2031	676,000	746,267
FirstEnergy Solutions Corp.
4.80% due 02/15/2015 (f)	360,000	367,953
Indiantown Cogeneration LP, Series A-9
9.26% due 12/15/2010	39,676	39,061
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	365,000	372,300
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (f)	1,720,000	1,815,303
ITC Holdings Corp.
5.875% due 09/30/2016 (f)	170,000	172,682
Midwest Generation LLC, Series B
8.56% due 01/02/2016	584,360	578,517
Monongahela Power Company
7.95% due 12/15/2013 (f)	665,000	722,647
National Grid PLC
6.30% due 08/01/2016	485,000	524,346
Nevada Power Company
5.875% due 01/15/2015	340,000	362,216
6.65% due 04/01/2036	530,000	569,246

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Oncor Electric Delivery Company
6.375% due 05/01/2012	$850,000	$925,628
Pacific Gas & Electric Company
4.20% due 03/01/2011	246,000	254,741
4.80% due 03/01/2014	212,000	225,273
8.25% due 10/15/2018	455,000	573,580
Peco Energy Company
5.35% due 03/01/2018	1,000,000	1,055,770
PG&E Corp.
5.75% due 04/01/2014	390,000	425,257
PNPP II Funding Corp.
9.12% due 05/30/2016	220,000	224,149
PSEG Power LLC
5.00% due 04/01/2014	214,000	222,501
8.625% due 04/15/2031	214,000	285,206
San Diego Gas & Electric Company, Series FFF
6.125% due 09/15/2037	1,000,000	1,138,261
Scottish Power PLC
4.91% due 03/15/2010	225,000	229,083
Sierra Pacific Power Company, Series M
6.00% due 05/15/2016	840,000	872,673
Southern Power Company, Series D
4.875% due 07/15/2015	295,000	299,265
Texas Competitive Electric Holdings Company LLC, Series A
10.25% due 11/01/2015	500,000	331,250
TransAlta Corp.
6.65% due 05/15/2018	580,000	581,783
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011 (f)	96,000	99,045
Virginia Electric and Power Company
6.00% due 01/15/2036	620,000	676,185

		25,986,372

Energy - 1.06%
Duke Capital LLC
6.75% due 02/15/2032	511,000	489,687
Duke Energy Corp.
6.30% due 02/01/2014	335,000	369,563
Enterprise Products Operating LP
8.375% until 08/01/2016, then variable due 08/01/2066	700,000	607,250
7.034% until 01/15/2018, then variable due 01/15/2068	405,000	332,100
4.95% due 06/01/2010	210,000	213,482
6.30% due 09/15/2017	820,000	880,825
Enterprise Products Operating LP, Series B
5.60% due 10/15/2014 (f)	680,000	719,245
6.875% due 03/01/2033	209,000	233,867
Exide Technologies, Series B
10.50% due 03/15/2013	365,000	350,400
Nexen, Inc.
5.875% due 03/10/2035	212,000	186,447
6.40% due 05/15/2037	625,000	578,310
Salton Sea Funding Corp., Series F
7.475% due 11/30/2018	219,899	216,275
Sempra Energy
6.50% due 06/01/2016	450,000	494,923
Sempra Energy (continued)
8.90% due 11/15/2013	$360,000	$421,618

		6,093,992

Financial Services - 10.09%
Allied Capital Corp.
6.625% due 07/15/2011	255,000	172,659
American Express Bank FSB, BKNT
6.00% due 09/13/2017	805,000	794,331
American Express Company
7.00% due 03/19/2018	1,605,000	1,683,977
American Express Credit Corp., Series C
7.30% due 08/20/2013	585,000	641,217
American General Finance Corp.
6.90% due 12/15/2017	335,000	206,851
American Honda Finance Corp.
7.625% due 10/01/2018 (f)	615,000	691,188
Astoria Depositor Corp.
8.144% due 05/01/2021 (f)	600,000	420,000
AXA Financial, Inc.
7.75% due 08/01/2010	210,000	219,550
Bear Stearns Companies, Inc.
7.25% due 02/01/2018	380,000	433,338
Bear Stearns Companies, Inc., MTN
0.5619% due 11/28/2011 (b)	640,000	635,645
Bosphorus Financial Services, Ltd.
2.24% due 02/15/2012 (b)(f)	234,375	205,601
Bunge, Ltd. Finance Corp.
5.35% due 04/15/2014	430,000	441,107
5.875% due 05/15/2013	25,000	26,140
8.50% due 06/15/2019	220,000	248,151
Capital One Bank USA NA
8.80% due 07/15/2019	1,825,000	1,955,283
Capital One Financial Corp.
6.75% due 09/15/2017	550,000	552,067
7.375% due 05/23/2014	540,000	589,057
Capmark Financial Group, Inc.
7.875% due 05/10/2012	1,300,000	266,409
Caterpillar Financial Services Corp., MTN
5.45% due 04/15/2018	870,000	888,124
5.50% due 03/15/2016	405,000	415,850
7.15% due 02/15/2019	450,000	513,831
Charles Schwab Corp.
4.95% due 06/01/2014	365,000	383,978
Citigroup, Inc.
5.50% due 04/11/2013	2,375,000	2,363,954
5.625% due 08/27/2012	219,000	217,124
5.85% due 12/11/2034	285,000	229,569
6.125% due 11/21/2017	1,395,000	1,315,977
6.125% due 05/15/2018	1,540,000	1,447,979
6.375% due 08/12/2014	790,000	798,882
8.50% due 05/22/2019	1,030,000	1,125,870
CME Group, Inc.
5.75% due 02/15/2014	470,000	513,688
CNOOC Finance 2003, Ltd.
5.50% due 05/21/2033 (f)	10,000	10,007
Credit Suisse First Boston USA, Inc.
6.50% due 01/15/2012	209,000	226,521

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Credit Suisse New York
5.30% due 08/13/2019	$405,000	$409,780
Discover Financial Services
10.25% due 07/15/2019	575,000	629,770
Dresdner Bank AG
7.25% due 09/15/2015	281,000	264,477
ESI Tractebel Acquisition Corp., Series B
7.99% due 12/30/2011	354,000	345,150
Ford Motor Credit Company LLC
7.50% due 08/01/2012	90,000	82,838
FPL Group Capital, Inc.
6.35% until 10/01/2016, then variable due 10/01/2066	650,000	552,500
General Electric Capital Corp.
5.45% due 01/15/2013	261,000	275,150
5.625% due 05/01/2018	455,000	453,073
5.875% due 01/14/2038	580,000	514,869
General Electric Capital Corp., Series GMTN
6.00% due 08/07/2019	325,000	327,463
Goldman Sachs Capital II
5.793% until 06/01/2012, then variable due 12/29/2049	760,000	547,200
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	640,000	663,256
5.50% due 11/15/2014	447,000	468,043
5.95% due 01/18/2018	1,500,000	1,561,514
6.00% due 05/01/2014	645,000	695,441
6.75% due 10/01/2037	420,000	420,495
7.50% due 02/15/2019	930,000	1,070,704
Harley-Davidson Funding Corp.
6.80% due 06/15/2018 (f)	1,000,000	947,355
HSBC Finance Corp.
5.00% due 06/30/2015	645,000	646,805
HVB Funding Trust III
9.00% due 10/22/2031 (f)	10,000	7,000
International Lease Finance Corp.
4.55% due 10/15/2009	7,000	6,942
International Lease Finance Corp., MTN
5.45% due 03/24/2011	555,000	488,241
International Lease Finance Corp., Series P
0.9094% due 01/15/2010 (b)	13,000	12,585
Jefferies Group, Inc.
6.45% due 06/08/2027	210,000	167,139
John Deere Capital Corp., Series D
4.125% due 01/15/2010	39,000	39,527
JPMorgan Chase & Company
4.65% due 06/01/2014	655,000	683,908
6.30% due 04/23/2019	2,127,000	2,331,783
6.75% due 02/01/2011	218,000	232,051
JPMorgan Chase & Company, Series 1
7.90% until 04/30/2018, then variable due 04/29/2049	2,070,000	1,972,751
JPMorgan Chase Capital XX, Series T
6.55% due 09/15/2066	750,000	653,665
JPMorgan Chase Capital XXIII
1.44% due 05/15/2077 (b)	915,000	595,749
Kaupthing Bank HF
5.75% due 10/04/2011 ^ (f)	750,000	142,500
Lehman Brothers Holdings, Inc., MTN zero coupon due 01/26/2017 ^	$1,120,000	$193,200
Macquarie Group, Ltd.
7.30% due 08/01/2014 (f)	260,000	270,372
MBNA Capital, Series B
1.2831% due 02/01/2027 (b)	23,000	12,598
Merrill Lynch & Company, Inc.
1.0331% due 05/02/2017 (b)	1,000,000	770,194
7.75% due 05/14/2038	1,855,000	1,969,789
Merrill Lynch & Company, Inc., MTN
0.8669% due 06/05/2012 (b)	472,000	439,513
6.875% due 04/25/2018	1,515,000	1,546,938
Mizuho Financial Group (Cayman), Ltd.
8.375% due 01/29/2049	250,000	245,000
Morgan Stanley
0.96% due 10/18/2016 (b)	830,000	734,787
7.30% due 05/13/2019	535,000	595,793
Morgan Stanley, MTN
5.95% due 12/28/2017	290,000	296,532
6.625% due 04/01/2018	825,000	881,545
Nelnet, Inc.
7.40% until 09/29/2011, then variable due 09/15/2061	400,000	268,658
NiSource Finance Corp.
6.15% due 03/01/2013	219,000	227,693
Osiris Capital PLC, Series C
3.3594% due 01/15/2010 (b)(f)	920,000	907,253
Osiris Capital PLC, Series D
5.5094% due 01/15/2010 (b)(f)	360,000	356,416
PNC Financial Services Group, Inc.
8.25% until 05/21/2013, then variable due 05/29/2049	760,000	692,805
PNC Funding Corp.
0.6275% due 01/31/2012 (b)	1,000,000	951,108
Schwab Capital Trust I
7.50% until 11/15/2017, then variable due 11/15/2037	1,435,000	1,238,548
Skandinaviska Enskilda Banken AB
5.471% until 03/23/2015, then variable due 03/29/2049 (f)	400,000	228,000
SLM Corp.
0.8037% due 01/27/2014 (b)	1,840,000	1,168,260
4.50% due 07/26/2010	410,000	392,257
SLM Corp., MTN
8.45% due 06/15/2018	370,000	284,639
SMFG Preferred Capital
6.078% until 01/25/2017, then variable due 01/29/2049 (f)	400,000	347,768
Sovereign Capital Trust VI
7.908% due 06/13/2036	295,000	264,321
Teco Finance, Inc.
6.572% due 11/01/2017	302,000	303,307
7.00% due 05/01/2012	233,000	246,060
Ucar Finance, Inc.
10.25% due 02/15/2012	20,000	19,425
Vita Capital III, Ltd., Series B-I
1.6969% due 01/01/2011 (b)(f)	870,000	808,665
Waddell & Reed Financial, Inc.
5.60% due 01/15/2011	400,000	400,238

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Wells Fargo Capital XIII, Series GMTN
7.70% until 03/26/2013, then variable due 12/29/2049	$1,000,000	$870,000
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010 (f)	1,004,000	1,012,070

		57,787,401

Food & Beverages - 2.00%
Anheuser-Busch InBev NV
7.20% due 01/15/2014	390,000	438,028
ASG Consolidated LLC/ASG Finance, Inc.
11.50% due 11/01/2011 (f)	375,000	341,250
Cargill, Inc.
6.125% due 09/15/2036 (f)	665,000	647,439
Dr. Pepper Snapple Group, Inc.
6.12% due 05/01/2013	230,000	248,181
6.82% due 05/01/2018	305,000	340,202
General Mills, Inc.
5.20% due 03/17/2015	160,000	172,223
5.65% due 09/10/2012	600,000	652,949
5.70% due 02/15/2017	245,000	266,778
Kellogg Company, Series B
6.60% due 04/01/2011	209,000	224,478
Kraft Foods, Inc.
5.625% due 11/01/2011	219,000	236,183
6.00% due 02/11/2013	605,000	658,134
6.125% due 02/01/2018	1,360,000	1,488,358
Kroger Company
6.80% due 12/15/2018	920,000	1,053,546
7.00% due 05/01/2018	580,000	659,374
McCormick & Company, Inc.
5.75% due 12/15/2017	1,000,000	1,063,722
Nabisco, Inc.
7.55% due 06/15/2015	229,000	259,930
SABMiller PLC
6.50% due 07/15/2018 (f)	875,000	951,678
Smithfield Foods, Inc.
7.00% due 08/01/2011	18,000	16,920
10.00% due 07/15/2014 (f)	265,000	270,300
Supervalu, Inc.
7.50% due 11/15/2014	500,000	492,500
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (f)	208,000	195,358
Tesco PLC
6.15% due 11/15/2037 (f)	570,000	607,052
Tyson Foods, Inc.
10.50% due 03/01/2014	175,000	195,125

		11,479,708

Gas & Pipeline Utilities - 3.25%
Buckeye Partners LP
5.125% due 07/01/2017	225,000	221,100
DCP Midstream LLC
9.75% due 03/15/2019 (f)	395,000	469,595
Energy Transfer Partners LP
6.70% due 07/01/2018	1,000,000	1,061,392
7.50% due 07/01/2038	1,440,000	1,672,501
8.50% due 04/15/2014	375,000	431,141
9.70% due 03/15/2019	345,000	425,249
Gulf South Pipeline Company LP
5.75% due 08/15/2012 (f)	350,000	363,329
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	240,000	249,504
5.80% due 03/15/2035	208,000	195,375
6.50% due 02/01/2037	1,091,000	1,112,046
7.30% due 08/15/2033	212,000	223,656
7.75% due 03/15/2032	200,000	218,559
9.00% due 02/01/2019	525,000	634,265
Kinder Morgan Energy Partners LP, MTN
6.95% due 01/15/2038	540,000	583,805

MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B
8.50% due 07/15/2016	315,000	297,675
Michigan Consolidated Gas Company
5.70% due 03/15/2033	14,000	13,939
NGPL Pipeco LLC
7.119% due 12/15/2017 (f)	1,420,000	1,556,214
Nustar Logistics
7.65% due 04/15/2018	220,000	234,974
ONEOK Partners LP
6.15% due 10/01/2016	728,000	759,684
6.65% due 10/01/2036	1,245,000	1,279,186
8.625% due 03/01/2019	325,000	388,653
Regency Energy Partners LP
9.375% due 06/01/2016 (f)	265,000	265,000
Southern Union Company
7.20% until 11/01/2011, then variable due 11/01/2066	950,000	710,125
Spectra Energy Capital LLC
6.20% due 04/15/2018	3,290,000	3,480,563
TEPPCO Partners LP

7.70% until 06/01/2017, then variable due 06/01/2067	705,000	558,486
Texas Eastern Transmission LP
6.00% due 09/15/2017 (f)	685,000	736,883
TransCanada Pipelines, Ltd.
7.125% due 01/15/2019	400,000	466,002

		18,608,901

Healthcare Products - 0.23%
Beckman Coulter, Inc.
7.00% due 06/01/2019	245,000	275,355
CareFusion Corp.
5.125% due 08/01/2014 (f)	220,000	228,043
6.375% due 08/01/2019 (f)	160,000	171,203
Covidien International Finance SA
6.00% due 10/15/2017	610,000	671,563

		1,346,164

Healthcare Services - 0.32%
Coventry Health Care, Inc.
5.875% due 01/15/2012	225,000	224,923
6.30% due 08/15/2014	420,000	382,791
UnitedHealth Group, Inc.
4.875% due 02/15/2013	225,000	232,360
5.375% due 03/15/2016	240,000	241,405
5.80% due 03/15/2036	115,000	103,151
WellPoint, Inc.
5.00% due 12/15/2014	208,000	213,490

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Healthcare Services (continued)
WellPoint, Inc. (continued)
6.375% due 06/15/2037	$415,000	$425,631

		1,823,751

Holdings Companies/Conglomerates - 0.17%
General Electric Company
5.00% due 02/01/2013	887,000	938,031
SPI Electricity & Gas Australia Holdings Party, Ltd.
6.15% due 11/15/2013 (f)	16,000	16,663

		954,694

Homebuilders - 0.18%
Centex Corp.
5.80% due 09/15/2009	830,000	830,000
Pulte Homes, Inc.
6.25% due 02/15/2013	210,000	207,900

		1,037,900

Hotels & Restaurants - 0.46%
Darden Restaurants, Inc.
6.80% due 10/15/2037	835,000	826,654
Marriott International, Inc.
4.625% due 06/15/2012	26,000	26,063
Starwood Hotels & Resorts Worldwide, Inc.
6.25% due 02/15/2013	315,000	296,888
Yum! Brands, Inc.
6.25% due 03/15/2018	405,000	438,347
6.875% due 11/15/2037	965,000	1,047,074

		2,635,026

Household Appliances - 0.14%
Whirlpool Corp.
8.00% due 05/01/2012	370,000	393,735
8.60% due 05/01/2014	370,000	406,361

		800,096

Household Products - 0.27%
Clorox Company
5.00% due 03/01/2013	600,000	634,429
5.95% due 10/15/2017	500,000	541,742
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015	435,000	393,675

		1,569,846

Industrial Machinery - 0.18%
Case New Holland, Inc.
7.75% due 09/01/2013 (f)	330,000	325,050
Caterpillar, Inc.
7.25% due 09/15/2009	213,000	213,433
Roper Industries, Inc.
6.25% due 09/01/2019	205,000	208,042
Terex Corp.
10.875% due 06/01/2016	265,000	277,587

		1,024,112

Industrials - 0.18%
Parker Hannifin Corp., Series MTN
5.50% due 05/15/2018	1,000,000	1,048,935
Insurance - 5.34%
Aflac, Inc.
8.50% due 05/15/2019	365,000	424,062
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	1,490,000	1,437,279
American International Group, Inc., Series WI
8.175% until 05/15/2038, then variable due 05/15/2068	700,000	329,000
AON Corp.
8.205% due 01/01/2027	990,000	910,800
Assurant, Inc.
5.625% due 02/15/2014	209,000	213,743
6.75% due 02/15/2034	550,000	439,776
AXA SA
6.379% until 12/14/2036, then variable due 12/14/2049 (f)	585,000	427,050
6.463% until 12/14/2018, then variable due 12/31/2049 (f)	275,000	200,750
Catlin Insurance Company, Ltd.
7.249% until 01/19/2017, then variable due 12/31/2049 (f)	500,000	295,000
Chubb Corp.
5.75% due 05/15/2018	230,000	249,573
Cigna Corp.
6.15% due 11/15/2036	500,000	403,942
CNA Financial Corp.
6.00% due 08/15/2011	280,000	279,775
6.50% due 08/15/2016	885,000	797,196
Endurance Specialty Holdings, Ltd.
7.00% due 07/15/2034	800,000	646,619
Financial Security Assurance Holdings, Ltd.
6.40% until 12/15/2036, then variable due 12/15/2066 (f)	795,000	377,625
Foundation Re II, Ltd.
7.19% due 11/26/2010 (b)(f)	250,000	237,776
Genworth Financial, Inc.
6.15% until 11/15/2016, then variable due 11/15/2066	790,000	402,900
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	8,000	7,432
6.30% due 03/15/2018	1,485,000	1,347,508
Horace Mann Educators Corp.
6.85% due 04/15/2016	210,000	188,638
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (f)	683,000	500,093
7.30% due 06/15/2014 (f)	380,000	355,397
7.50% due 08/15/2036 (f)	1,470,000	1,148,812
7.80% due 03/07/2087 (f)	455,000	318,500
Lincoln National Corp.
7.00% until 05/17/2016, then variable due 05/17/2066	555,000	366,300
6.05% until 04/20/2017, then variable due 04/20/2067	495,000	309,375
8.75% due 07/01/2019	3,400,000	3,802,064
Markel Corp.
6.80% due 02/15/2013	325,000	329,052
Massachusetts Mutual Life Insurance Company
8.875% due 06/01/2039	220,000	246,881
Merna Reinsurance, Ltd., Series B
2.3475% due 06/30/2012 (b)(f)	1,000,000	962,200

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
MetLife, Inc.
6.40% until 12/15/2036, then variable due 12/15/2066	$600,000	$469,500
6.75% due 06/01/2016	360,000	393,802
Metropolitan Life Global Funding I
5.125% due 04/10/2013 (f)	405,000	416,656
Oil Casualty Insurance, Ltd.
8.00% due 09/15/2034 (f)	1,873,000	1,200,930
Pacific Life Insurance Company
9.25% due 06/15/2039 (f)	940,000	997,056
Progressive Corp.
6.70% until 06/15/2017, then variable due 06/15/2067	225,000	180,845
Prudential Financial, Inc.
4.75% due 04/01/2014	227,000	222,470
6.10% due 06/15/2017	1,100,000	1,099,883
6.20% due 01/15/2015	555,000	581,393
7.375% due 06/15/2019	1,195,000	1,298,736
Prudential Financial, Inc., MTN
5.15% due 01/15/2013	540,000	544,109
5.70% due 12/14/2036	678,000	595,020
QBE Insurance Group, Ltd.
9.75% due 03/14/2014	301,000	327,918
StanCorp Financial Group, Inc.
6.90% until 06/01/2017, then variable due 06/01/2067	1,150,000	656,097
Symetra Financial Corp.
8.30% until 10/15/2017, then variable due 10/15/2037 (f)	310,000	161,200
6.125% due 04/01/2016 (f)	350,000	283,061
Transatlantic Holdings, Inc.
5.75% due 12/14/2015	575,000	513,987
W.R. Berkley Corp.
5.125% due 09/30/2010	900,000	905,845
6.15% due 08/15/2019	14,000	12,184
White Mountains Re Group, Ltd.
7.506% until 06/30/2017, then variable due 05/29/2049 (f)	1,540,000	974,481
XL Capital, Ltd.
5.25% due 09/15/2014	714,000	647,876
XL Capital, Ltd., Series E
6.50% until 04/15/2017, then variable due 12/31/2049	275,000	162,250

		30,600,417

International Oil - 0.92%
ConocoPhillips Canada Funding Company
5.95% due 10/15/2036	1,000,000	1,070,324
Delek & Avner-Yam Tethys, Ltd.
5.326% due 08/01/2013 (f)	144,687	140,408
EnCana Corp.
6.50% due 08/15/2034	1,000,000	1,078,640
Pemex Project Funding Master Trust
1.9294% due 06/15/2010 (b)(f)	218,000	217,455
Petro-Canada
6.05% due 05/15/2018	716,000	741,819
Ras Laffan Liquefied Natural Gas Company, Ltd.
3.437% due 09/15/2009 (f)	2,700	2,700
Ras Laffan Liquefied Natural Gas Company, Ltd. III
5.838% due 09/30/2027 (f)	330,000	298,402
Talisman Energy, Inc.
6.25% due 02/01/2038	1,150,000	1,129,828
Weatherford International, Ltd.
6.50% due 08/01/2036	600,000	586,544

		5,266,120

Leisure Time - 1.17%
AMC Entertainment, Inc.
8.00% due 03/01/2014	495,000	465,300
8.75% due 06/01/2019	130,000	129,025
Cinemark USA, Inc.
8.625% due 06/15/2019 (f)	175,000	176,750
Fontainebleau Las Vegas
11.00% due 06/15/2015 ^ (f)	250,000	8,750
Greektown Holdings LLC
10.75% due 12/01/2013 ^ (f)	220,000	47,300
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	545,000	490,500
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 ^ (f)	460,000	202,400
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (f)	85,000	17,850
MGM Mirage, Inc.
10.375% due 05/15/2014 (f)	90,000	94,725
Mohegan Tribal Gaming Authority
8.00% due 04/01/2012	300,000	246,000
MTR Gaming Group, Inc.
12.625% due 07/15/2014 (f)	170,000	165,750
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	280,000	205,800
Regal Cinemas Corp.
8.625% due 07/15/2019 (f)	110,000	111,100
Royal Caribbean Cruises, Ltd.
7.00% due 06/15/2013	835,000	741,063
Seminole Indian Tribe of Florida
6.535% due 10/01/2020 (f)	405,000	345,607
Turning Stone Resort Casino
9.125% due 09/15/2014 (f)	370,000	339,475
Vivendi
5.75% due 04/04/2013 (f)	2,515,000	2,576,929
Waterford Gaming LLC
8.625% due 09/15/2014 (f)	207,000	140,760
Yonkers Racing Corp.
11.375% due 07/15/2016 (f)	180,000	183,150

		6,688,234

Liquor - 0.07%
Anheuser-Busch Companies, Inc.
6.50% due 02/01/2043	10,000	10,054
Miller Brewing Company
5.50% due 08/15/2013 (f)	380,000	399,420

		409,474

Manufacturing - 0.57%
Eaton Corp.
4.90% due 05/15/2013	450,000	474,023
Ingersoll-Rand Global Holding Company, Ltd.
6.875% due 08/15/2018	460,000	487,541
Tyco Electronics Group SA
6.00% due 10/01/2012	410,000	424,188

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Manufacturing (continued)
Tyco Electronics Group SA (continued)
6.55% due 10/01/2017	$910,000	$904,263
7.125% due 10/01/2037	501,000	501,019
Tyco International Finance SA
8.50% due 01/15/2019	400,000	482,934

		3,273,968

Medical-Hospitals - 0.17%
HCA, Inc.
8.50% due 04/15/2019 (f)	440,000	445,500
Humana, Inc.
8.15% due 06/15/2038	590,000	525,973

		971,473

Metal & Metal Products - 0.11%
Alcan, Inc.
5.00% due 06/01/2015	6,000	6,026
CII Carbon LLC
11.125% due 11/15/2015 (f)	405,000	373,613
Commercial Metals Company
7.35% due 08/15/2018	270,000	274,400

		654,039

Mining - 0.27%
Corporacion Nacional del Cobre
5.50% due 10/15/2013 (f)	209,000	227,479
Drummond Company, Inc.
7.375% due 02/15/2016 (f)	450,000	396,000
Rio Tinto Finance USA, Ltd.
8.95% due 05/01/2014	330,000	384,608
Teck Resources, Ltd.
10.75% due 05/15/2019	215,000	244,831
Vedanta Resources PLC
8.75% due 01/15/2014 (f)	315,000	307,913

		1,560,831

Paper - 0.27%
International Paper Company
7.95% due 06/15/2018	395,000	419,248
9.375% due 05/15/2019	425,000	477,575
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)	100,000	102,500
Plum Creek Timberlands LP
5.875% due 11/15/2015	320,000	301,976
Verso Paper, Inc., Series B
9.125% due 08/01/2014	380,000	247,950

		1,549,249

Petroleum Services - 0.61%
Anadarko Finance Company, Series B
7.50% due 05/01/2031	900,000	962,242
Anadarko Petroleum Corp.
6.45% due 09/15/2036	1,000,000	989,873
BJ Services Company
6.00% due 06/01/2018	880,000	868,155
McMoRan Exploration Company
11.875% due 11/15/2014	245,000	237,037
Tesoro Corp.
9.75% due 06/01/2019	175,000	177,188
Valero Logistics Operations LP
6.05% due 03/15/2013	248,000	254,838

		3,489,333

Pharmaceuticals - 0.68%
Allergan, Inc.
5.75% due 04/01/2016	400,000	425,304
Hospira, Inc., GMTN
6.40% due 05/15/2015	180,000	196,397
Medco Health Solutions, Inc.
7.25% due 08/15/2013	1,380,000	1,537,789
Schering Plough Corp.
5.55% due 12/01/2013	218,000	237,808
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	170,000	181,584
6.15% due 02/01/2036	170,000	183,197
Watson Pharmaceuticals, Inc.
6.125% due 08/15/2019	410,000	421,527
Wyeth
5.50% due 03/15/2013	670,000	733,161

		3,916,767

Pipelines - 0.66%
Enbridge Energy Partners LP, Series B
6.50% due 04/15/2018	600,000	630,152
7.50% due 04/15/2038	600,000	666,158
Plains All American Pipeline LP
4.25% due 09/01/2012	585,000	597,299
6.50% due 05/01/2018	265,000	280,235
8.75% due 05/01/2019	500,000	602,903
Texas Gas Transmission LLC
5.50% due 04/01/2013 (f)	1,000,000	1,016,999

		3,793,746

Railroads & Equipment - 0.62%
CSX Corp.
5.50% due 08/01/2013	520,000	549,534
6.25% due 04/01/2015	170,000	188,353
7.375% due 02/01/2019	727,000	843,457
Grupo Transportacion Ferroviaria Mexicana, SA de CV
9.375% due 05/01/2012	445,000	438,325
Union Pacific Corp.
5.45% due 01/31/2013	650,000	692,571
5.70% due 08/15/2018	785,000	838,469

		3,550,709

Real Estate - 3.64%
AvalonBay Communities, Inc.
5.50% due 01/15/2012	605,000	627,982
Boston Properties, Ltd.
6.25% due 01/15/2013	215,000	221,068
BRE Properties, Inc.
5.50% due 03/15/2017	430,000	380,513
Camden Property Trust
5.00% due 06/15/2015	216,000	202,976
Colonial Properties Trust
6.25% due 06/15/2014	211,000	200,540
Colonial Realty LP
5.50% due 10/01/2015	231,000	204,211

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Developers Diversified Realty Corp.
4.625% due 08/01/2010		$22,000	$21,262
Duke Realty LP
5.95% due 02/15/2017		1,505,000	1,354,301
6.25% due 05/15/2013		1,000,000	987,657
8.25% due 08/15/2019		490,000	494,103
ERP Operating LP
5.75% due 06/15/2017		975,000	944,840
6.625% due 03/15/2012		748,000	798,296
ERP Operating LP, REIT
5.125% due 03/15/2016		670,000	636,099
HCP, Inc., MTN
6.30% due 09/15/2016		1,000,000	936,002
Health Care Property Investors, Inc., MTN
4.875% due 09/15/2010		229,000	229,243
5.625% due 02/28/2013		520,000	508,056
Health Care, Inc.
6.00% due 11/15/2013		215,000	210,150
6.20% due 06/01/2016		680,000	627,575
Healthcare Realty Trust, Inc.
8.125% due 05/01/2011		360,000	377,181
Hospitality Properties Trust
6.75% due 02/15/2013		1,212,000	1,200,788
HRPT Properties Trust
6.65% due 01/15/2018		200,000	174,693
Kimco Realty Corp.
5.70% due 05/01/2017		1,190,000	1,054,887
Mack-Cali Realty Corp.
7.75% due 08/15/2019		240,000	243,299
Nationwide Health Properties, Inc.
6.50% due 07/15/2011		285,000	277,380
ProLogis
5.625% due 11/15/2015		375,000	334,326
5.625% due 11/15/2016		1,075,000	935,844
6.625% due 05/15/2018		480,000	428,219
ProLogis, REIT
5.75% due 04/01/2016		755,000	671,273
Realty Income Corp.
5.95% due 09/15/2016		560,000	534,256
Rouse Company LP
3.625% due 03/15/2049 ^		645,000	480,525
Simon Property Group LP
5.625% due 08/15/2014		935,000	959,494
5.875% due 03/01/2017		595,000	602,013
Simon Property Group LP, REIT
5.75% due 12/01/2015		530,000	548,961
10.35% due 04/01/2019		330,000	407,223
USB Realty Corp.
6.091% until 01/15/2012, then variable due 12/29/2049 (f)		500,000	326,250
WEA Finance LLC
6.75% due 09/02/2019 (f)		290,000	285,644
Westfield Group
5.40% due 10/01/2012 (f)		1,410,000	1,440,918

			20,868,048
Retail - 0.57%
CVS Caremark Corp.
6.302% until 06/01/2012, then
variable due 06/01/2062		710,000	560,900
0.9675% due 06/01/2010 (b)		900,000	898,332
6.125% due 08/15/2016		515,000	568,471
CVS Pass-Through Trust
8.353% due 07/10/2031 (f)		369,504	386,131
Macy’s Retail Holdings, Inc.
8.875% due 07/15/2015		335,000	339,253
Staples, Inc.
9.75% due 01/15/2014		440,000	516,510

			3,269,597

Retail Trade - 0.11%
Burlington Coat Factory Warehouse Corp.
11.125% due 04/15/2014		390,000	365,625
Nordstrom, Inc.
6.75% due 06/01/2014		245,000	264,599

			630,224

Sanitary Services - 0.05%
Republic Services, Inc.
5.50% due 09/15/2019 (f)		285,000	282,962
Software - 0.06%
Fiserv, Inc.
6.80% due 11/20/2017		330,000	360,289
Steel - 0.18%
Allegheny Technologies, Inc.
9.375% due 06/01/2019		300,000	328,976
ArcelorMittal
9.85% due 06/01/2019		600,000	685,341

			1,014,317

Telecommunications Equipment &
Services - 1.31%
BellSouth Corp.
6.55% due 06/15/2034		420,000	450,462
Citizens Communications Company
6.25% due 01/15/2013		600,000	566,250
9.00% due 08/15/2031		900,000	829,125
Deutsche Telekom International Finance BV
6.75% due 08/20/2018		870,000	982,179
7.125% due 07/11/2011	EUR	1,000	1,555
8.50% due 06/15/2010		$222,000	233,492
8.75 due 06/15/2030		227,000	302,072
Embarq Corp.
7.995% due 06/01/2036		1,270,000	1,306,986
Intelsat Jackson Holdings, Ltd.
11.50% due 06/15/2016		320,000	325,600
SBA Telecommunications, Inc.
8.00% due 08/15/2016 (f)		130,000	129,675
SBC Communications, Inc.
4.125% due 09/15/2009		207,000	207,209
5.10% due 09/15/2014		16,000	17,294
5.625% due 06/15/2016		12,000	12,962
6.45% due 06/15/2034		580,000	614,624
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011 (f)		9,000	9,814

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
Verizon Communications, Inc.
6.10% due 04/15/2018	$910,000	$989,214
West Corp.
11.00% due 10/15/2016	565,000	521,212

		7,499,725

Telephone - 1.27%
AT&T, Inc.
5.60% due 05/15/2018	500,000	528,100
6.30% due 01/15/2038	500,000	524,924
BellSouth Corp.
4.20% due 09/15/2009	212,000	212,215
6.00% due 11/15/2034	820,000	843,260
British Telecommunications PLC
5.95% due 01/15/2018	10,000	10,183
Cincinnati Bell, Inc.
8.375% due 01/15/2014	365,000	354,050
France Telecom SA
7.75% due 03/01/2011	20,000	21,738
Frontier Communications Corp.
8.25% due 05/01/2014	460,000	456,550
Qwest Corp.
7.875% due 09/01/2011	315,000	321,300
Sprint Capital Corp.
6.875% due 11/15/2028	900,000	654,750
7.625% due 01/30/2011	245,000	245,306
8.375% due 03/15/2012	207,000	207,259
8.75% due 03/15/2032	685,000	568,550
Telecom Italia Capital SA
6.175% due 06/18/2014	345,000	373,648
7.20% due 07/18/2036	650,000	713,206
7.721% due 06/04/2038	600,000	700,497
Verizon Communications, Inc.
6.90% due 04/15/2038	450,000	514,942
Verizon of New York, Inc., Series A
6.875% due 04/01/2012	15,000	16,343

		7,266,821

Tobacco - 0.48%
Alliance One International, Inc.
8.50% due 05/15/2012	190,000	189,762
10.00% due 07/15/2016 (f)	385,000	380,188
Altria Group, Inc.
8.50% due 11/10/2013	735,000	849,906
Philip Morris International, Inc.
4.875% due 05/16/2013	300,000	319,383
5.65% due 05/16/2018	620,000	659,350
Reynolds American, Inc.
7.25% due 06/01/2013	350,000	373,094

		2,771,683

Toys, Amusements & Sporting Goods - 0.07%
Hasbro, Inc.
6.125% due 05/15/2014	375,000	405,637
Transportation - 0.25%
CMA CGM SA
7.25% due 02/01/2013 (f)	455,000	200,200
GATX Corp.
8.75% due 05/15/2014	610,000	653,709
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	385,000	336,875
RailAmerica, Inc.
9.25% due 07/01/2017 (f)	255,000	263,606

		1,454,390

Utility Service - 0.29%
Public Service Company of New Mexico
7.95% due 05/15/2018	1,000,000	999,752
Veolia Environnement
6.00% due 06/01/2018	600,000	639,839

		1,639,591

Water Treatment Systems - 0.11%
American Water Capital Corp.
6.085% due 10/15/2017	600,000	622,688

TOTAL CORPORATE BONDS (Cost $292,742,922)		296,998,780

MUNICIPAL BONDS - 0.32%
District of Columbia - 0.20%
George Washington University, Series B
5.095% due 09/15/2032	1,175,000	1,142,276
New Jersey - 0.12%
New Jersey State Turnpike Authority
7.414% due 01/01/2040	540,000	662,359

TOTAL MUNICIPAL BONDS (Cost $1,767,699)		1,804,635

COLLATERALIZED MORTGAGE
OBLIGATIONS - 14.91%
American Home Mortgage Assets, Series 2006-6, Class A1A
0.4556% due 12/25/2046 (b)	488,077	228,712
American Home Mortgage Assets, Series 2006-6, Class XP
2.8475% IO due 12/25/2046	8,432,273	218,712
American Home Mortgage Assets, Series 2007-5, Class XP
3.6435% IO due 06/25/2047	3,258,926	122,210
American Home Mortgage Investment Trust, Series 2004-4, Class 5A
4.44% due 02/25/2045	577,328	466,867
American Home Mortgage Investment Trust,Series 2007-1, Class GIOP
2.0874% IO due 05/25/2047	6,136,939	245,478
American Tower Trust, Series 2007-1A, Class D
5.9568% due 04/15/2037 (f)	535,000	486,850
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A3
4.611% due 07/10/2043	857,048	863,472
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class AM
6.0073% due 07/10/2044 (b)	1,855,000	1,190,262
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3
4.128% due 07/10/2042	17,249	17,315
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class AJ
4.953% due 07/10/2043 (b)	50,846	31,346

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4
5.3511% due 09/10/2047 (b)	$470,000	$443,895
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class AM
5.421% due 09/10/2045	1,600,000	1,191,215
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A3
5.9006% due 05/10/2045 (b)	970,000	904,185
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4
5.889% due 07/10/2044	995,000	820,814
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A3A
5.60% due 07/10/2046	750,000	688,620
Banc of America Funding Corp., Series 2006-B, Class 6A1
5.8275% due 03/20/2036 (b)	406,767	276,623
Banc of America Funding Corp., Series 2007-E, Class 4A1
5.7819% due 07/20/2047 (b)	334,898	225,710
Banc of America Large Loan, Series 2005-MIB1, Class B
0.5328% due 03/15/2022 (b)(f)	895,000	625,346
Banc of America Large Loan, Series 2006-BIX1,Class C
0.4528% due 10/15/2019 (b)(f)	1,000,000	720,356
Bank of America Commercial Mortgage, Inc., Series 2005-5, Class XC
0.0919% IO due 10/10/2045 (f)	81,337,496	252,699
Bank of America Commercial Mortgage, Inc., Series 2001-3, Class A1
4.89% due 04/11/2037	8,879	8,879
Bear Stearns Alt-A Trust, Series 2005-3, Class B2
5.1771% due 04/25/2035 (b)	179,189	14,347
Bear Stearns Asset Backed Securities, Inc., Series 2003-AC4, Class A
5.50% due 09/25/2033	8,306	7,234
Bear Stearns Commercial Mortgage Securities, Inc.
4.997% due 06/11/2041 (f)	665,000	225,538
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR6, Class X1
0.2662% IO due 11/11/2041	56,900,434	809,716
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class X1
0.2482% IO due 06/11/2041	66,474,829	810,953
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR5, Class X1
0.3418% IO due 07/11/2042	442,359	5,879
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class X1
0.3408% IO due 02/13/2046	525,998	6,917
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	47,292	27,951
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-BBA7, Class G
0.7128% due 03/15/2019 (f)	700,000	325,438
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW14, Class D
5.412% due 12/11/2038 (f)	400,000	79,837
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class AY
0.6034% IO due 10/12/2041	28,875,170	383,869
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 2A1
0.4856% due 08/25/2036 (b)	379,098	185,306
Bear Stearns Mortgage Funding Trust, Series 2006-AR4, Class A1
0.4756% due 12/25/2036 (b)	1,802,662	830,285
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class C
7.928% due 07/15/2032	29,619	30,222
Chaseflex Trust, Series 2005-2, Class 4A1
5.00% due 06/25/2035	203,889	181,907
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3
5.9163% due 03/15/2049 (b)	700,000	653,555
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A5A
5.8325% due 12/25/2035 (b)	333,374	219,381
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 2A3
5.00% due 08/25/2035	185,185	155,960
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class C
5.399% due 09/15/2020 (b)	190,000	88,722
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.399% due 09/15/2020 (b)	360,000	348,254
Citigroup/Deutsche Bank Commercial Mortgage, Series 2006-CD2, Class AM
5.5919% due 01/15/2046 (b)	1,000,000	708,765
Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2
4.084% due 06/10/2038	424,859	418,666
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class B
5.3991% due 06/10/2044 (b)	49,365	10,767
Commercial Mortgage Pass Through Certificates, Series 2005-FL11, Class AJ
0.4728% due 11/15/2017 (b)(f)	478,649	424,066
Countrywide Alternative Loan Trust, Series 2007-25, Class 1A2
6.50% due 11/25/2037	1,156,257	716,157
Countrywide Alternative Loan Trust, Series 2006-OA3, Class X
2.8028% IO due 05/25/2036	2,498,199	51,013
Countrywide Alternative Loan Trust, Series 2005-59, Class 2X
3.1733% IO due 11/20/2035	3,242,458	61,801
Countrywide Alternative Loan Trust, Series 2006-11CB, Class 3A1
6.50% due 05/25/2036	522,754	323,781
Countrywide Alternative Loan Trust, Series 2006-OA12, Class X
3.6002% IO due 09/20/2046	21,223,568	659,921
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB2, Class 4A
3.0425% due 07/20/2034 (b)	1,190,480	1,136,215

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class A2
0.4328% due 04/15/2021 (b)	$1,335,000	$937,899
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class B
0.5028% due 04/15/2021 (b)(f)	870,000	601,431
Crown Castle Towers LLC, Series 2006-1A, Class F
6.6496% due 11/15/2036 (f)	1,760,000	1,724,800
Crown Castle Towers LLC, Series 2006-1A, Class G
6.7954% due 11/15/2036 (f)	1,225,000	1,200,500
Crown Castle Towers LLC, Series 2006-1A, Class E
6.0652% due 11/15/2036 (f)	550,000	539,000
CS First Boston Mortgage Securities Corp, Series 2005-C1, Class A3
4.813% due 02/15/2038	670,000	661,890
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4
5.435% due 09/15/2034	258,243	266,038
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A4
6.18% due 12/15/2035	1,299,404	1,361,393
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3
6.133% due 04/15/2037	144,746	151,752
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A4
4.283% due 10/15/2039	160,860	159,501
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class AX
0.2183% IO due 02/15/2038 (f)	89,020,996	663,002
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class B
5.016% due 04/15/2037	58,053	21,164
DB Master Finance LLC, Series 2006-1, Class-A2
5.779% due 06/20/2031 (f)	3,045,000	2,933,005
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	125,000	109,454
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2
3.2982% IO due 08/19/2045	4,959,499	113,139
Federal Home Loan Mortgage Corp., Series 2005-3019, Class MD
4.75% due 01/15/2031	340,264	351,524
Federal Home Loan Mortgage Corp., Series T-41, Class 3A
7.50% due 07/25/2032	3,165	3,456
Federal National Mortgage Association, Series 2002-W3, Class A5
7.50% due 11/25/2041	33,464	36,644
Federal National Mortgage Association, Series 2003-18, Class EX
4.00% due 06/25/2017	913,606	938,483
First Horizon Alternative Mortgage Securities, Series 2006-RE1, Class A1
5.50% due 05/25/2035	726,320	465,526
First Horizon Alternative Mortgage Securities, Series 2004-AA2, Class 2A1
3.4445% due 08/25/2034 (b)	1,396,913	1,069,454
First Horizon Alternative Mortgage Securities, Series 2004-AA5, Class B1
5.2185% due 12/25/2034 (b)	125,981	16,902
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	42,623	42,895
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2
6.07% due 06/10/2038	22,214	23,345
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3
5.349% due 08/11/2036	164,809	171,172
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class XC
0.2119% IO due 06/10/2048 (f)	1,659,398	17,204
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	43,737	21,156
Global Tower Partners Acquisition Partners LLC, Series 2007-1A, Class F
7.0496% due 05/15/2037 (f)	135,000	118,164
GMAC Commercial Mortgage Securities Inc, Series 2004-C2, Class A2
4.76% due 08/10/2038	1,170,540	1,190,945
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class B
5.6844% due 05/10/2040 (b)	1,370,000	1,312,218
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 2A1
5.6419% due 04/19/2036 (b)	240,821	181,331
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A3
0.5456% due 06/25/2045 (b)	117,469	30,278
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A2
0.6256% due 10/25/2045 (b)	519,732	171,213
Greenpoint Mortgage Funding Trust, Series 2006-AR1, Class A2A
0.6356% due 02/25/2036 (b)	828,903	245,120
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class XC
0.3893% IO due 08/10/2042 (f)	62,932,879	855,963
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class C
5.554% due 03/10/2039	315,000	58,519
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class F
5.633% due 03/10/2039	170,000	19,886
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2
4.112% due 01/11/2017	170,776	173,703
GS Mortgage Securities Corp II, Series 2007-GG10, Class A4
5.9994% due 08/10/2045 (b)	1,100,000	859,931
GS Mortgage Securities Corp. II, Series 2004-GG2, Class E
5.7618% due 08/10/2038 (b)	800,000	329,495
GS Mortgage Securities Corp. II, Series 2005-GG4, Class XC
0.2963% IO due 07/10/2039 (f)	2,021,601	29,711

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GS Mortgage Securities Corp. II, Series 2006-GG6, Class AM
5.622% due 04/10/2038	$1,350,000	$964,119
GSR Mortgage Loan Trust, Series 2004-14,Class 3A2
5.274% due 12/25/2034 (b)	335,278	244,103
GSR Mortgage Loan Trust, Series 2004-9, Class B1
4.1104% due 08/25/2034 (b)	281,535	85,208
GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1
5.3497% due 01/25/2036 (b)	667,786	519,968
Harborview Mortgage Loan Trust, Series 2005-16, Class 2A1B
0.6088% due 01/19/2036 (b)	304,441	95,225
Harborview Mortgage Loan Trust, Series 2005-16, Class X3
3.2469% IO due 01/19/2036 (b)	16,010,680	420,280
Harborview Mortgage Loan Trust, Series 2005-8, Class 1X
3.0457% IO due 09/19/2035	4,590,061	158,501
Harborview Mortgage Loan Trust, Series 2006-SB1, Class A1A
1.9008% due 12/19/2036 (b)	621,949	213,834
Harborview Mortgage Loan Trust, Series 2007-3, Class ES
0.35% due 05/19/2047	13,333,077	54,166
Harborview Mortgage Loan Trust, Series 2007-4, Class ES
0.35% due 07/19/2047	13,625,060	59,610
Harborview Mortgage Loan Trust, Series 2007-6, Class ES
0.3425% due 08/19/2037 (f)	10,038,985	40,783
IndyMac Index Mortgage Loan Trust, Series 2004-AR13, Class B1
5.2962% due 01/25/2035	183,701	30,904
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X
3.1143% IO due 10/25/2036	10,340,053	310,202
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 2X
2.8201% IO due 10/25/2036	13,575,112	323,088
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class B1
4.4931% due 05/25/2035 (b)	295,685	15,706
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2006-LDP8, Class AM
5.44% due 05/15/2045	500,000	355,369
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2005-CB11, Class A3
5.197% due 08/12/2037	1,175,000	1,173,384
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2007-LDPX, Class A2S
5.305% due 01/15/2049	670,000	648,780
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3
4.697% due 07/15/2042	2,145,000	2,099,384
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class G
5.4993% due 12/15/2044 (b)	600,000	195,162
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.3443% due 12/15/2044 (b)	2,025,000	1,921,676
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	421,734	437,232
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4
4.738% due 07/15/2042	1,830,000	1,737,541
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A4B
4.996% due 08/15/2042 (b)	900,000	783,024
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class B
5.129% due 10/15/2042 (b)	145,000	72,856
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4
6.0652% due 04/15/2045 (b)	490,000	428,189
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B
5.447% due 05/15/2045	845,000	800,553
JPMorgan Mortgage Trust, Series 2006-A7, Class 2A5
5.7745% due 01/25/2037 (b)	625,830	171,236
JPMorgan Mortgage Trust, Series 2005-S2, Class 2A16
6.50% due 09/25/2035	173,603	156,135
JPMorgan Mortgage Trust, Series 2005-S3, Class 2A2
5.50% due 01/25/2021	322,679	307,251
LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2
7.37% due 08/15/2026	1,327,287	1,358,192
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4
6.462% due 03/15/2031	29,619	31,497
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class XCL
0.3721% IO due 01/15/2036	24,436,892	664,842
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A2
4.31% due 02/15/2030	595,000	594,976
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class XCL
0.2983% IO due 02/15/2040 (f)	722,134	10,046
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class E
5.4559% due 04/15/2040 (b)	740,000	223,225
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class G
5.111% due 07/15/2040 (b)(f)	25,472	8,731
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2
4.885% due 09/15/2030	58,053	58,031
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4
6.0799% due 06/15/2038 (b)	575,000	537,368
Lehman XS Trust, Series 2007-10H, Class	2A2
7.50% due 07/25/2037	1,731,956	991,750

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Mastr Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1
4.2097% due 04/21/2034 (b)	$1,004,457	$943,393
Mastr Adjustable Rate Mortgages Trust, Series 2004-8, Class 5A1
3.3456% due 08/25/2034 (b)	645,428	502,746
Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 2A1
3.8867% due 03/25/2035 (b)	1,105,618	690,083
Mastr Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
4.9885% due 02/25/2036 (b)	487,087	431,537
Merrill Lynch Floating Trust, Series 2006-1, Class A2
0.4028% due 06/15/2022 (b)	1,170,000	806,322
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A2
4.353% due 02/12/2042	1,366,225	1,375,779
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4
5.69% due 02/12/2051	1,080,000	832,971
Merrill Lynch Mortgage Trust, Series 2008-C1, Class X
0.7082% IO due 02/14/2051 (f)	33,116,688	620,216
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4
4.864% due 08/12/2039 (b)	31,988	30,469
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class XC
0.0893% IO due 07/12/2038 (f)	216,683,704	883,983
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6
5.4055% due 11/12/2037 (b)	435,000	422,229
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A1
5.077% due 11/12/2037	203,728	206,584
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM
5.8397% due 05/12/2039 (b)	1,000,000	715,418
Merrill Lynch Mortgage Trust, Series 2006-C2, Class X
0.5581% IO due 08/12/2043	20,783,006	311,282
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4
6.1043% due 06/12/2046 (b)	785,000	746,152
MLCC Mortgage Investors, Inc., Series 2007-3, Class M1
5.9203% due 09/25/2037 (b)	289,930	74,920
MLCC Mortgage Investors, Inc., Series 2007-3, Class M2
5.9203% due 09/25/2037 (b)	109,974	19,845
MLCC Mortgage Investors, Inc., Series 2007-3, Class M3
5.9203% due 09/25/2037 (b)	69,984	14,108
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.8029% due 06/11/2042 (b)	275,000	253,184
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.94% due 09/13/2045	10,533	10,628
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A
4.882% due 08/13/2042	1,595,000	1,590,021
Morgan Stanley Capital I, Series 2005-HQ7, Class A2
5.3779% due 11/14/2042 (b)	415,000	420,782
Morgan Stanley Capital I, Series 2005-HQ7, Class A4
5.3779% due 11/14/2042 (b)	415,000	401,146
Morgan Stanley Capital I, Series 2005-HQ7, Class AJ
5.3779% due 11/14/2042 (b)	1,500,000	892,028
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A
5.23% due 09/15/2042 (b)	555,000	517,592
Morgan Stanley Capital I, Series 2005-IQ9, Class X1
0.2591% IO due 07/15/2056 (f)	663,759	13,183
Morgan Stanley Capital I, Series 2005-T17, Class X1
0.2517% IO due 12/13/2041 (f)	1,438,119	16,459
Morgan Stanley Capital I, Series 2006-IQ11, Class AJ
5.9457% due 10/15/2042 (b)	4,300,000	2,237,885
Morgan Stanley Capital I, Series 2006-IQ12, Class E
5.538% due 12/15/2043 (b)	390,000	78,629
Morgan Stanley Capital I, Series 2007-SRR3, Class A
0.5725% due 12/20/2049 (b)(f)	1,000,000	80,000
Morgan Stanley Capital I, Series 2007-SRR3, Class B
0.6725% due 12/20/2049 (b)(f)	1,000,000	50,000
Provident Funding Mortgage Loan Trust, Series 2005-1, Class B1
4.4163% due 05/25/2035 (b)	308,017	66,746
Residential Accredit Loans, Inc., Series 2005-QO4, Class XIO
3.2703% IO due 12/25/2045 (b)	12,259,951	398,448
Residential Accredit Loans, Inc., Series 2007-QS10, Class A1
6.50% due 09/25/2037	692,256	428,766
Residential Accredit Loans, Inc., Series 2005-QA12, Class NB5
5.9493% due 12/25/2035 (b)	423,458	232,158
Residential Accredit Loans, Inc., Series 2007-QS11, Class A1
7.00% due 10/25/2037	582,065	370,157
Residential Asset Securitization Trust, Series 2006-A7CB, Class 2A1
6.50% due 07/25/2036	521,209	385,369
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2
6.592% due 12/18/2033	115,888	119,035
Salomon Brothers Mortgage Securities VII, Series 2001-C1, Class A3
6.428% due 12/18/2035	22,395	23,361
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (f)	980,000	960,400
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036 (f)	135,000	132,300
Sequoia Mortgage Trust, Series 2005-3, Class A1
0.4725% due 04/15/2032 (b)	4,930	3,210
Structured Asset Securities Corp., Series 2003-6A, Class B1
4.4455% due 03/25/2033 (b)	487,091	168,281

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1
5.7356% due 04/25/2037 (b)	$1,487,959	$946,174
Timberstar Trust, Series 2006-1A, Class A
5.668% due 10/15/2036 (f)	900,000	810,000
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class C
4.985% due 10/15/2041 (b)	1,700,000	834,374
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class E
5.53% due 12/15/2044 (b)	915,000	240,955
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AJ
5.368% due 11/15/2048 (b)	1,000,000	445,293
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class XC
0.1387% IO due 03/15/2042 (f)	76,022,242	432,361
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class AJ
4.793% due 05/15/2044	37,517	22,189
WAMU Commercial Mortgage Securities Trust, Series 2007-SL3, Class A
6.1155% due 03/23/2045 (f)	543,508	443,702
WAMU Commercial Mortgage Securities Trust, Series 2006-SL1, Class A
3.0508% due 11/23/2043 (f)	827,862	535,047
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class X
2.3509% IO due 10/25/2045	32,476,962	690,135
WAMU Mortgage Pass Through Certificates, Series 2005-AR19, Class A1B3
0.6156% due 12/25/2045 (b)	211,021	82,549
WAMU Mortgage Pass Through Certificates, Series 2006-AR4, Class 1A1B
1.9908% due 05/25/2046 (b)	531,838	160,032
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class B1
0.8656% due 10/25/2045 (b)	837,184	87,152
WAMU Mortgage Pass Through Certificates, Series 2005-AR6, Class B1
0.8656% due 04/25/2045 (b)	953,715	91,236
WAMU Mortgage Pass Through Certificates, Series 2007-OA5, Class 1XPP
0.9551% IO due 06/25/2017	13,991,941	109,312
WAMU Mortgage Pass Through Certificates, Series 2007-OA6, Class 1XPP
0.896% IO due 07/25/2047	15,480,061	108,845
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-AR19, Class B1
0.9656% due 12/25/2045 (b)	503,714	60,055
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-6, Class 1CB
6.50% due 08/25/2035	197,190	141,853
Washington Mutual Mortgage Pass Through
Certificates, Series 2007-OA4, Class XPPP
0.8977% IO due 04/25/2047	11,559,225	79,470
Washington Mutual Mortgage Pass-Through, Series 2005-1, Class 6A1
6.50% due 03/25/2035	14,946	12,546
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A3
5.6595% due 10/25/2036 (b)	$673,989	$159,573

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $100,563,411)		$85,382,980

ASSET BACKED SECURITIES - 2.30%
Alesco Preferred Funding, Ltd., Series 14A, Class B
1.2619% due 09/23/2037 (b)(f)	930,000	46,500
American Express Issuance Trust, Series 2008-1, Class A
1.2228% due 12/15/2010 (b)	2,235,000	2,239,684
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A6
6.51% due 08/25/2027	563	486
Ansonia CDO, Ltd.
5.812% due 07/28/2046 (f)	1,150,000	92,000
Anthracite, Ltd., Series 2002-2A, Class B
5.488% due 12/24/2037 (b)(f)	600,000	390,000
Anthracite, Ltd., Series 2002-CIBA, Class A
0.7175% due 05/24/2017 (b)(f)	660,101	495,075
Arbor Realty Mortgage Securities, Series 2006-1A, Class C
1.1038% due 01/26/2042 (b)(f)	370,000	44,400
Arbor Realty Mortgage Securities, Series 2006-1A, Class F
1.5538% due 01/26/2042 (b)(f)	615,000	30,750
Argent Securities, Inc., Series 2004-W1, Class M3
1.7156% due 03/25/2034 (b)	9,287	2,301
Bank of America Auto Trust, Series 2009-1A, Class A4
3.52% due 06/15/2016	605,000	613,310
BMW Vehicle Lease Trust, Series 2009-1, Class A4
3.66% due 08/15/2013	710,000	727,163
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
0.7425% due 03/20/2050 (b)(f)	400,000	32,000
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A5
0.3256% due 10/25/2036 (b)	231,891	178,666
Cedarwoods Credit CDO, Ltd., Series 2007-2A, Class B
0.6456% due 02/25/2052 (b)(f)	1,000,000	150,000
Chase Issuance Trust, Series 2008-A1, Class A1
0.7228% due 01/15/2012 (b)	800,000	799,929
CNH Equipment Trust, Series 2008-B, Class A2B
1.2783% due 04/15/2011 (b)	206,977	207,060
Countrywide Asset-Backed Certificates, Series 2006-3, Class 2A2
0.4456% due 06/25/2036 (b)	969,678	762,602
Credit-Based Asset Servicing and Securitization, Series 2006-CB2, Class AF2
5.501% due 12/25/2036	632,932	484,609
Credit-Based Asset Servicing and Securitization, Series 2006-MH1, Class B1
6.25% due 10/25/2036 (f)	460,000	304,018
Crest, Ltd., Series 2000-1A, Class C
7.75% due 08/31/2036 (f)	860,000	172,000
Crest, Ltd., Series 2002-IGA, Class A
0.9519% due 07/28/2017 (b)(f)	1,176,641	764,816

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Crest, Ltd., Series 2003-1A, Class B1
1.321% due 05/28/2038 (b)(f)	$600,000	$168,000
CW Capital Cobalt I, Series 2005-1A, Class A1
0.6731% due 05/25/2045 (b)(f)	442,250	119,805
Dillon Read CMBS CDO, Ltd., Series 2006-1A, Class A3
1.3369% due 12/05/2046 (b)(f)	975,000	10
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1
7.629% due 04/27/2037 (f)	535,000	331,700
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2
5.261% due 04/25/2037 (f)	715,000	581,592
Equity One ABS, Inc., Series 2004-2, Class AV2
0.5156% due 07/25/2034 (b)	647	426
GSAA Home Equity Trust, Series 2006-10, Class AF3
5.9846% due 06/25/2036 (b)	1,000,000	533,897
Highland Park CDO, Ltd., Series 2006-1A, Class A2
0.7931% due 11/25/2051 (b)(f)	1,230,000	123,000
JER CDO, Series 2006-2A, Class AFL
0.5956% due 03/25/2045 (b)(f)	668,799	33,440
Lehman XS Trust, Series 2005-5N, Class 3A2
0.6256% due 11/25/2035 (b)	593,685	162,646
Lehman XS Trust, Series 2005-7N, Class 1A1B
0.5656% due 12/25/2035 (b)	768,980	209,350
Lehman XS Trust, Series 2006-2N, Class 1A2
0.6056% due 02/25/2046 (b)	1,320,930	281,175
LNR CDO, Ltd., Series 2006-1A, Class BFL
0.8106% due 05/28/2043 (b)(f)	700,000	7,000
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL
0.7675% due 12/24/2050 (b)(f)	570,000	28,500
North Street Referenced Linked Notes, Series 2000-1A, Class C
2.2413% due 07/30/2010 (b)(f)	500,000	5,000
N-Star Real Estate CDO, Ltd.
0.6128% due 07/27/2040 (b)(f)	700,000	280,000
N-Star Real Estate CDO, Ltd., Series 2006-7A, Class B
0.6456% due 06/22/2051 (b)(f)	900,000	45,000
N-Star Real Estate CDO, Ltd., Series 2006-8A, Class E
1.0306% due 02/01/2041 (b)(f)	475,000	14,250
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	762,093	434,422
Ownit Mortgage Loan, Series 2006-2, Class A2B
5.6329% due 01/25/2037	643,150	486,562
Prima Capital, Ltd., Series 2006-CR1A, Class A1
5.417% due 12/25/2048	696,537	403,991
RAIT Preferred Funding, Ltd., Series 2007-2A, Class B
1.0656% due 06/25/2045 (b)(f)	685,000	95,900
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF3
4.499% due 07/25/2035	87,320	82,828
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4
4.934% due 07/25/2035	335,000	174,848
Wells Fargo Home Equity Trust, Series 2004-2, Class AI5
4.89% due 05/25/2034 (b)	$49,000	$43,353
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	13,382	11,307

TOTAL ASSET BACKED SECURITIES (Cost $28,516,808)		$13,195,371

SUPRANATIONAL OBLIGATIONS - 0.05%
Honduras - 0.01%
Central American Bank for Economic Integration
6.75% due 04/15/2013 (f)	12,000	13,020
Venezuela - 0.04%
Corporacion Andina de Fomento
5.20% due 05/21/2013	214,000	218,033
6.875% due 03/15/2012	20,000	21,258

		239,291

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $249,302)		$252,311

PREFERRED STOCKS - 0.34%
Banking - 0.08%
Bank of America Corp., Series MER, 8.625%	20,775	467,437
Financial Services - 0.08%
Vale Capital II, 6.75%	7,375	446,999
Food & Beverages - 0.06%
Ocean Spray Cranberries, Inc., 6.25% (f)	5,034	335,076
Mining - 0.06%
Freeport-McMoRan Copper & Gold, Inc., 6.75%	3,710	354,305
Telephone - 0.06%
Telephone & Data Systems, Inc., 7.60%	16,000	355,040

TOTAL PREFERRED STOCKS (Cost $2,043,209)		$1,958,857

WARRANTS - 0.00%
Metal & Metal Products - 0.00%
New Gold, Inc.
(Expiration date 06/28/2017, strike price CAD 15.00) *	3,852	1,091

TOTAL WARRANTS (Cost $0)		$1,091

REPURCHASE AGREEMENTS - 3.26%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $18,698,036 on 09/01/2009, collateralized by $18,100,000 Federal National Mortgage Association, 3.625% due 02/12/2013 (valued at $19,072,875, including interest)	$18,698,000	$18,698,000

TOTAL REPURCHASE AGREEMENTS (Cost $18,698,000)		$18,698,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 2.07%
Federal Home Loan Bank Discount Notes
0.08% due 09/01/2009	$2,600,000	$2,600,000
1.00% due 09/14/2009	9,280,000	9,279,598

TOTAL SHORT TERM INVESTMENTS (Cost $11,879,598)		$11,879,598

Total Investments (Active Bond Fund) (Cost $596,546,121) - 100.36%		$574,942,205
Other assets and liabilities, net - (0.36)%		(2,063,243)

TOTAL NET ASSETS - 100.00%		$572,878,962

All Cap Core Fund
	Shares or Principal Amount	Value

COMMON STOCKS - 90.46%
Aerospace - 4.38%
General Dynamics Corp.	67,923	$4,020,362
Lockheed Martin Corp.	95,176	7,136,297
Northrop Grumman Corp.	142,609	6,960,745
Raytheon Company	41,400	1,953,252
United Technologies Corp.	9,910	588,258

		20,658,914
Agriculture - 1.56%
Archer-Daniels-Midland Company	250,729	7,228,517
Bunge, Ltd.	2,300	154,123

		7,382,640
Apparel & Textiles - 0.04%
Carter’s, Inc. *	8,100	203,796
Auto Parts - 0.09%
Genuine Parts Company	7,500	277,800
WABCO Holdings, Inc.	6,781	129,3 14

		407,114
Automobiles - 0.01%
Asbury Automotive Group, Inc. *	2,800	35,000
Banking - 2.41%
Bank of America Corp.	563,303	9,908,500
Bank of New York Mellon Corp.	39,300	1,163,673
First Bancorp	1,300	22,802
Regions Financial Corp. (a)	50,500	295,930

		11,390,905
Business Services - 4.38%
Brinks Company	30,504	803,780
Computer Sciences Corp. *	94,261	4,604,650
Fluor Corp.	65,482	3,463,998
Global Sources, Ltd. *	7,966	54,647
Manpower, Inc.	16,000	827,200
Pre-Paid Legal Services, Inc. *	700	32,088
R.R. Donnelley & Sons Company	243,736	4,348,250
SAIC, Inc. *	352,624	6,520,018

		20,654,631
Cable & Television - 2.57%
Comcast Corp., Class A	285,507	4,373,967
Scripps Networks Interactive, Inc., Class A	16,900	$548,743
Time Warner Cable, Inc. *	195,360	7,212,691

		12,135,401
Cellular Communications - 0.03%
USA Mobility, Inc. *	11,800	150,214
Chemicals - 1.48%
Ashland, Inc.	84,700	3,106,796
Cabot Corp.	27,600	546,204
Cytec Industries, Inc.	36,214	1,046,223
Eastman Chemical Company	2,800	146,048
Lubrizol Corp.	29,500	1,879,740
Omnova Solutions, Inc. *	18,400	86,848
Spartech Corp.	14,000	161,560

		6,973,419
Coal - 0.11%
Walter Energy, Inc.	9,800	508,718
Commercial Services - 0.17%
Brink’s Home Security Holdings, Inc. *	25,873	809,049
Computers & Business Equipment - 5.63%
Apple, Inc. *	54,839	9,224,468
Ingram Micro, Inc., Class A *	105,031	1,760,320
International Business Machines Corp.	107,706	12,714,693
NCR Corp. *	78,100	1,041,073
Synaptics, Inc. * (a)	10,200	262,956
Tech Data Corp. *	14,794	563,652
Western Digital Corp. *	29,025	994,977

		26,562,139
Construction & Mining Equipment - 0.38%
Rowan Companies, Inc.	87,683	1,815,915
Cosmetics & Toiletries - 2.94%
Colgate-Palmolive Company	77,587	5,640,575
Kimberly-Clark Corp.	122,700	7,418,442
Procter & Gamble Company	15,422	834,484

		13,893,501
Crude Petroleum & Natural Gas - 1.93%
Devon Energy Corp.	114,700	7,040,286
Marathon Oil Corp.	66,200	2,043,594

		9,083,880
Domestic Oil - 1.32%
Encore Aquisition Company *	65,902	2,483,847
Helix Energy Solutions Group, Inc. *	100,400	1,174,680
Mariner Energy, Inc. *	37,200	451,236
Oil States International, Inc. *	72,324	2,131,388

		6,241,151
Drugs & Health Care - 0.14%
Accelrys, Inc. *	4,800	27,552
China Sky One Medical, Inc. * (a)	3,600	46,656
Quidel Corp. *	38,400	592,896

		667,104
Educational Services - 0.08%
Apollo Group, Inc., Class A *	5,600	362,992

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Educational Services (continued)
Lincoln Educational Services Corp. * (a)	800	$17,744

		380,736
Electrical Equipment - 0.00%
Aaon, Inc.	800	16,704
Electrical Utilities - 2.44%
Dominion Resources, Inc.	50,245	1,662,105
DTE Energy Company	26,453	920,035
Edison International	146,764	4,903,385
Exelon Corp.	57,900	2,896,158
FirstEnergy Corp.	14,600	658,898
Mirant Corp. *	26,799	451,563

		11,492,144
Electronics - 3.94%
Arrow Electronics, Inc. *	177,156	4,896,592
Avnet, Inc. *	257,782	6,869,890
Garmin, Ltd. (a)	188,800	6,205,856
Multi-Fineline Electronix, Inc. *	12,500	345,500
Vishay Intertechnology, Inc. *	32,300	260,661

		18,578,499
Energy - 0.86%
NRG Energy, Inc. *	150,500	4,040,925
Financial Services - 6.61%
Citigroup, Inc.	827,300	4,136,500
Discover Financial Services	386,900	5,319,875
Franklin Resources, Inc.	58,300	5,441,139
Goldman Sachs Group, Inc.	39,842	6,592,257
JPMorgan Chase & Company	54,986	2,389,692
MasterCard, Inc., Class A	5,700	1,154,991
Morgan Stanley	38,100	1,103,376
Synovus Financial Corp.	160,400	593,480
Wells Fargo & Company	83,000	2,284,160
Western Union Company	119,800	2,161,192

		31,176,662
Food & Beverages - 1.48%
Sysco Corp.	273,155	6,962,721
Forest Products - 0.05%
Rayonier, Inc.	5,400	231,930
Furniture & Fixtures - 0.03%
La-Z-Boy, Inc.	15,000	127,050
Healthcare Products - 1.92%
Cypress Biosciences, Inc. *	89,800	625,008
Herbalife, Ltd.	25,920	784,858
Johnson & Johnson	79,780	4,821,903
Mead Johnson Nutrition Company	71,600	2,839,656

		9,071,425
Healthcare Services - 3.53%
Centene Corp. *	4,400	76,164
Coventry Health Care, Inc. *	224,627	4,903,607
Gentiva Health Services, Inc. *	18,900	416,745
Magellan Health Services, Inc. *	8,400	269,556
McKesson Corp.	65,600	3,730,016
Medco Health Solutions, Inc. *	131,600	$7,266,952

		16,663,040
Hotels & Restaurants - 1.84%
CEC Entertainment, Inc. *	20,900	559,075
McDonald’s Corp.	144,038	8,100,697

		8,659,772
Household Products - 0.11%
Kirklands, Inc. *	11,900	168,504
Tupperware Brands Corp.	9,700	358,803

		527,307
Industrials - 0.89%
General Electric Company	33,700	468,430
Shaw Group, Inc. *	126,500	3,710,245

		4,178,675
Insurance - 2.37%
Aetna, Inc.	121,625	3,466,312
AFLAC, Inc.	17,200	698,664
Allied World Assurance Holdings, Ltd.	53,223	2,465,822
PartnerRe, Ltd.	5,200	384,332
Prudential Financial, Inc.	25,600	1,294,848
The Travelers Companies, Inc.	57,315	2,889,822

		11,199,800
International Oil - 4.93%
Anadarko Petroleum Corp.	47,600	2,516,612
ConocoPhillips Company	131,866	5,937,926
Exxon Mobil Corp.	122,200	8,450,130
Murphy Oil Corp.	111,093	6,332,301

		23,236,969
Internet Content - 0.70%
Google, Inc., Class A *	5,086	2,348,053
OpenTable, Inc. *	1,000	27,630
Sohu.com, Inc. * (a)	15,277	933,425

		3,309,108
Internet Retail - 0.78%
Amazon.com, Inc. *	45,404	3,686,351
Internet Service Provider - 0.06%
Earthlink, Inc. *	31,800	264,576
Internet Software - 0.94%
Symantec Corp. *	183,108	2,768,593
VeriSign, Inc. * (a)	79,400	1,682,486

		4,451,079
Life Sciences - 0.02%
Dawson Geophysical Company *	3,400	84,286
Manufacturing - 0.47%
Carlisle Companies, Inc.	21,900	722,481
Smith & Wesson Holding Corp. * (a)	38,600	207,668
Trinity Industries, Inc.	82,709	1,306,802

		2,236,951
Metal & Metal Products - 0.98%
Reliance Steel & Aluminum Company	38,600	1,425,884

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products (continued)
Timken Company	151,409	$3,196,244

		4,622,128
Mining - 0.63%
Cliffs Natural Resources, Inc.	118,153	2,990,452
Multimedia - 0.68%
Time Warner, Inc.	115,044	3,210,878
Paper - 1.61%
Clearwater Paper Corp. *	3,300	152,295
International Paper Company	323,636	7,427,446

		7,579,741
Petroleum Services - 0.55%
Diamond Offshore Drilling, Inc. (a)	22,400	2,003,008
Petroleum Development Corp. *	6,300	86,247
World Fuel Services Corp.	11,300	507,822

		2,597,077
Pharmaceuticals - 6.98%
Abbott Laboratories	113,968	5,154,773
Eli Lilly & Company (a)	186,234	6,231,390
Enzon Pharmaceuticals, Inc. * (a)	37,900	271,743
Gilead Sciences, Inc. *	158,689	7,150,526
Merck & Company, Inc. (a)	72,457	2,349,781
PDL BioPharma, Inc.	77,400	700,470
Pfizer, Inc.	662,494	11,063,650

		32,922,333
Publishing - 0.21%
Gannett Company, Inc.	48,500	419,040
McGraw-Hill Companies, Inc.	16,300	547,843

		966,883
Real Estate - 1.25%
Boston Properties, Inc., REIT	6,155	372,870
Equity Residential, REIT	25,174	687,502
Health Care, Inc., REIT	11,340	484,331
Liberty Property Trust, REIT	12,866	421,619
ProLogis, REIT (a)	20,400	226,848
Public Storage, Inc., REIT	14,100	994,755
Regency Centers Corp., REIT	10,629	356,603
Simon Property Group, Inc., REIT	24,882	1,582,993
Vornado Realty Trust, REIT	13,234	761,220

		5,888,741
Retail - 0.66%
Barnes & Noble, Inc. (a)	126,400	2,615,216
The Dress Barn, Inc. * (a)	30,700	498,261

		3,113,477
Retail Grocery - 0.29%
The Kroger Company	63,300	1,366,647
Retail Trade - 2.81%
Cato Corp., Class A	1,100	18,788
Ross Stores, Inc.	93,000	4,337,520
Sonic Automotive, Inc. (a)	17,900	229,478
The Buckle, Inc. (a)	12,800	338,560
Wal-Mart Stores, Inc.	163,646	8,324,672

		13,249,018
Semiconductors - 0.69%
Tessera Technologies, Inc. *	7,400	$185,962
Texas Instruments, Inc.	96,014	2,360,984
Volterra Semiconductor Corp. *	40,500	717,255

		3,264,201
Software - 1.08%
Intuit, Inc. *	15,200	422,104
Microsoft Corp.	189,393	4,668,538

		5,090,642
Telecommunications Equipment &
Services - 0.57%
Plantronics, Inc.	2,100	50,169
QUALCOMM, Inc.	56,951	2,643,665

		2,693,834
Telephone - 4.01%
AT&T, Inc.	483,071	12,583,999
Harris Corp.	37,700	1,309,321
U.S. Cellular Corp. *	23,839	870,362
Verizon Communications, Inc.	134,122	4,163,147

		18,926,829
Tobacco - 2.52%
Altria Group, Inc.	63,071	1,152,938
Lorillard, Inc.	89,283	6,497,124
Philip Morris International, Inc.	76,220	3,484,016
Reynolds American, Inc.	16,800	767,928

		11,902,006
Transportation - 0.10%
Marten Transport, Ltd. *	3,200	54,272
Overseas Shipholding Group, Inc. (a)	12,400	438,588

		492,860
Trucking & Freight - 1.22%
Ryder Systems, Inc.	58,818	2,235,084
United Parcel Service, Inc., Class B (a)	66,100	3,533,706

		5,768,790

TOTAL COMMON STOCKS (Cost $383,287,186)		$426,796,738

SHORT TERM INVESTMENTS - 6.77%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	2,398,321	$24,010,310
U.S. Treasury Bills
0.125% due 09/17/2009 ***	7,940,000	7,939,690

TOTAL SHORT TERM INVESTMENTS (Cost $31,940,680)		$31,950,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 7.70%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $36,326,071 on 09/01/2009, collateralized by $32,305,000 Federal Home Loan Mortgage Corp., 5.00% due 02/16/2017 (valued at $35,401,757, including interest) and $1,605,000 Federal National Mortgage Association, 5.625% due 09/18/2017 (valued at $1,651,144, including interest)	$36,326,000	$36,326,000

TOTAL REPURCHASE AGREEMENTS (Cost $36,326,000)		$36,326,000

Total Investments (All Cap Core Fund) (Cost $451,553,866) - 104.93%		$495,072,738
Other assets and liabilities, net - (4.93)%		(23,281,842)

TOTAL NET ASSETS - 100.00%		$471,790,896

All Cap Growth Fund
	Shares or Principal Amount	Value

COMMON STOCKS - 97.07%
Aerospace - 6.42%
General Dynamics Corp.	6,405	$379,112
Goodrich Corp.	7,425	409,563
Lockheed Martin Corp.	15,244	1,142,995
Raytheon Company	30,193	1,424,506
Rockwell Collins, Inc.	11,575	532,913
United Technologies Corp.	30,541	1,812,914

		5,702,003
Agriculture - 0.75%
Monsanto Company	7,987	669,950
Apparel & Textiles - 0.51%
NIKE, Inc., Class B	8,165	452,259
Auto Parts - 1.36%
Autoliv, Inc.	2,693	86,364
AutoZone, Inc. *	2,151	316,735
BorgWarner, Inc.	2,924	86,755
Gentex Corp.	6,990	101,984
Johnson Controls, Inc.	24,979	618,730

		1,210,568
Biotechnology - 1.08%
Amgen, Inc. *	11,243	671,657
Biogen Idec, Inc. *	5,725	287,452

		959,109
Business Services - 1.41%
Accenture, Ltd., Class A	12,846	423,918
Fluor Corp.	10,150	536,935
Robert Half International, Inc.	11,085	291,425

		1,252,278
Chemicals - 0.19%
Potash Corp. of Saskatchewan, Inc.	1,903	$168,434
Commercial Services - 0.10%
Morningstar, Inc. * (a)	1,992	88,246
Computers & Business Equipment - 9.73%
Apple, Inc. *	9,902	1,665,615
Cisco Systems, Inc. *	58,366	1,260,706
Cognizant Technology Solutions Corp., Class A *	31,680	1,104,998
Hewlett-Packard Company	15,395	691,082
International Business Machines Corp.	14,926	1,762,014
Research In Motion, Ltd. *	29,517	2,156,512

		8,640,927
Cosmetics & Toiletries - 1.93%
Colgate-Palmolive Company	11,605	843,683
Procter & Gamble Company	16,152	873,985

		1,717,668
Crude Petroleum & Natural Gas - 2.85%
Apache Corp.	5,045	428,573
Devon Energy Corp.	11,840	726,739
EQT Corp.	8,164	323,866
Occidental Petroleum Corp.	10,121	739,845
XTO Energy, Inc.	8,061	311,155

		2,530,178
Drugs & Health Care - 0.45%
Shire, Ltd.	23,911	396,379
Educational Services - 1.28%
Apollo Group, Inc., Class A *	17,541	1,137,008
Electronics - 1.29%
Flextronics International, Ltd. *	31,253	185,330
Thermo Fisher Scientific, Inc. *	9,704	438,718
Tyco Electronics, Ltd. *	22,834	521,072

		1,145,120
Financial Services - 5.90%
Charles Schwab Corp.	35,528	641,636
CME Group, Inc.	2,311	672,593
IntercontinentalExchange, Inc. *	6,052	567,678
JPMorgan Chase & Company	11,836	514,392
MasterCard, Inc., Class A	9,136	1,851,228
T. Rowe Price Group, Inc.	7,156	324,310
Visa, Inc.	9,442	671,326

		5,243,163
Food & Beverages - 4.13%
General Mills, Inc.	11,327	676,562
Kellogg Company	13,474	634,491
PepsiCo, Inc.	25,859	1,465,429
The Coca-Cola Company	18,305	892,735

		3,669,217
Healthcare Products - 8.23%
Baxter International, Inc.	51,742	2,945,155
Becton, Dickinson & Company	12,921	899,560
Johnson & Johnson	26,130	1,579,297
Medtronic, Inc.	39,351	1,507,143

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

All Cap Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Varian Medical Systems, Inc. * (a)	8,868	$381,945

		7,313,100

Healthcare Services - 2.43%
Express Scripts, Inc. *	6,640	479,541
Laboratory Corp. of America Holdings *	4,463	311,473
McKesson Corp.	5,738	326,263
Medco Health Solutions, Inc. *	5,924	327,123
UnitedHealth Group, Inc.	25,402	711,256

		2,155,656

Hotels & Restaurants - 1.60%
McDonald’s Corp.	19,842	1,115,914
Yum! Brands, Inc.	8,985	307,736

		1,423,650

Household Products - 0.51%
Clorox Company	7,615	449,970

Industrial Machinery - 1.30%
Cameron International Corp. *	14,138	504,868
Valmont Industries, Inc.	2,441	200,967
W.W. Grainger, Inc.	5,168	452,045

		1,157,880

Insurance - 1.52%
ACE, Ltd.	15,333	800,076
Chubb Corp.	11,184	552,378

		1,352,454
International Oil - 1.05%
Exxon Mobil Corp.	13,517	934,701
Internet Content - 2.16%
Google, Inc., Class A *	4,159	1,920,085
Internet Retail - 0.59%
Priceline.com, Inc. *	3,431	528,305
Internet Software - 1.71%
Check Point Software Technologies, Ltd. *	26,925	750,400
McAfee, Inc. *	8,411	334,590
Shanda Interactive Entertainment, Ltd. * (a)	3,844	188,202
VeriSign, Inc. *	11,454	242,710

		1,515,902

Manufacturing - 1.90%
Honeywell International, Inc.	26,470	973,037
Ingersoll-Rand PLC	23,034	711,520

		1,684,557

Mining - 1.16%
BHP Billiton, Ltd.	11,734	366,430
Freeport-McMoRan Copper & Gold, Inc., Class B	10,593	667,147

		1,033,577

Petroleum Services - 1.43%
Baker Hughes, Inc.	8,033	276,737
Schlumberger, Ltd.	5,497	308,931
Transocean, Ltd. *	4,990	378,442
Weatherford International, Ltd. *	15,298	305,195

		1,269,305
Pharmaceuticals - 3.36%
Abbott Laboratories	36,590	1,654,966
Gilead Sciences, Inc. *	29,533	1,330,757

		2,985,723

Railroads & Equipment - 0.89%
Norfolk Southern Corp.	7,780	356,868
Union Pacific Corp.	7,270	434,819

		791,687

Retail Grocery - 1.92%
The Kroger Company	78,821	1,701,745
Retail Trade - 8.71%
Aeropostale, Inc. *	4,698	183,927
Bed Bath & Beyond, Inc. * (a)	9,430	344,006
Best Buy Company, Inc.	12,111	439,387
Costco Wholesale Corp.	17,998	917,538
Home Depot, Inc. (a)	33,180	905,482
J.C. Penney Company, Inc.	15,145	454,956
Kohl’s Corp. *	22,834	1,178,006
Lowe’s Companies, Inc.	48,979	1,053,049
The Gap, Inc.	69,474	1,365,164
Wal-Mart Stores, Inc.	17,683	899,534

		7,741,049

Sanitary Services - 1.45%
Waste Management, Inc.	43,001	1,287,020
Semiconductors - 6.54%
Altera Corp.	37,384	718,147
Applied Materials, Inc.	22,810	300,636
ASML Holding NV	26,036	715,834
Intel Corp.	57,664	1,171,732
KLA-Tencor Corp.	10,032	312,998
Netlogic Microsystems, Inc. *	2,214	97,217
NVIDIA Corp. *	23,201	336,879
PMC-Sierra, Inc. *	10,025	91,027
QLogic Corp. *	12,629	199,664
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	64,908	694,516
Texas Instruments, Inc.	19,661	483,464
Xilinx, Inc.	30,925	687,772

		5,809,886

Software - 3.04%
Adobe Systems, Inc. *	28,422	893,019
Microsoft Corp.	73,401	1,809,335

		2,702,354

Steel - 0.33%
United States Steel Corp.	6,615	289,605
Telecommunications Equipment &
Services - 5.39%
Amdocs, Ltd. *	17,279	420,225
Corning, Inc.	40,258	607,091
KDDI Corp.	337	1,914,867
QUALCOMM, Inc.	39,822	1,848,537

		4,790,720

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

All Cap Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Transportation - 0.47%
Expeditors International of Washington, Inc.	12,695	$414,619

TOTAL COMMON STOCKS (Cost $75,157,146)		$86,236,057

SHORT TERM INVESTMENTS - 2.03%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	179,692	$1,798,951

TOTAL SHORT TERM INVESTMENTS (Cost $1,798,559)		$1,798,951

REPURCHASE AGREEMENTS - 3.04%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $2,700,005 on 09/01/2009, collateralized by $2,695,000 Federal National Mortgage Association, 5.13% due 12/18/2017 (valued at $2,755,638, including interest)	$2,700,000	$2,700,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,700,000)		$2,700,000

Total Investments (All Cap Growth Fund) (Cost $79,655,705) - 102.14%		$90,735,008
Other assets and liabilities, net - (2.14)%		(1,898,548)

TOTAL NET ASSETS - 100.00%		$88,836,460

All Cap Value Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 98.65%
Advertising - 1.00%
Omnicom Group, Inc.	95,900	$3,483,088
Aerospace - 2.29%
Curtiss-Wright Corp.	13,500	439,695
General Dynamics Corp.	65,084	3,852,322
United Technologies Corp.	62,139	3,688,571

		7,980,588

Air Travel - 0.44%
Continental Airlines, Inc., Class B *	26,788	355,477
Southwest Airlines Company	142,679	1,167,114

		1,522,591

Apparel & Textiles - 0.52%
Guess?, Inc.	51,394	1,800,846
Auto Parts - 1.23%
Autoliv, Inc. *	45,387	1,455,561
BorgWarner, Inc. * (a)	31,800	943,506
WABCO Holdings, Inc.	98,300	1,874,581

		4,273,648

Automobiles - 3.50%
Ford Motor Company *	688,600	5,233,360
Honda Motor Company, Ltd., ADR	187,208	5,865,227
PACCAR, Inc.	30,100	1,088,717

		12,187,304

Banking - 7.36%
Bank of America Corp.	282,200	4,963,898
Bank of New York Mellon Corp.	161,966	4,795,813
City National Corp. (a)	74,400	2,938,800
Commerce Bancshares, Inc.	74,813	2,747,882
Cullen Frost Bankers, Inc.	87,381	4,306,136
M&T Bank Corp. (a)	26,500	1,636,640
Northern Trust Corp.	47,279	2,763,930
PNC Financial Services Group, Inc.	33,700	1,435,283

		25,588,382

Biotechnology - 3.23%
Amgen, Inc. *	187,883	11,224,130
Building Materials & Construction - 0.09%
Quanex Building Products Corp.	22,985	309,608
Business Services - 1.28%
Accenture, Ltd., Class A	53,772	1,774,476
Jacobs Engineering Group, Inc. *	54,100	2,379,318
URS Corp. *	6,920	299,152

		4,452,946

Chemicals - 0.61%
Celanese Corp., Series A	83,000	2,114,010
Computers & Business Equipment - 1.20%
EMC Corp. *	263,443	4,188,744
Crude Petroleum & Natural Gas - 3.21%
Apache Corp.	22,625	1,921,994
EQT Corp.	78,022	3,095,132
Noble Energy, Inc.	27,343	1,653,158
Southwestern Energy Company *	31,100	1,146,346
XTO Energy, Inc.	86,890	3,353,954

		11,170,584

Electrical Equipment - 0.20%
Anixter International, Inc. * (a)	19,989	701,214
Electronics - 1.46%
Thermo Fisher Scientific, Inc. *	112,300	5,077,083
Financial Services - 11.68%
Capital One Financial Corp.	102,078	3,806,489
Charles Schwab Corp. (a)	228,701	4,130,340
GATX Corp.	26,700	732,381
JPMorgan Chase & Company	146,832	6,381,319
Lazard, Ltd., Class A	167,946	6,528,061
MasterCard, Inc., Class A	17,111	3,467,202
Morgan Stanley	174,200	5,044,832
Raymond James Financial, Inc. (a)	56,100	1,276,275
State Street Corp.	128,514	6,744,415
Wells Fargo & Company	92,046	2,533,106

		40,644,420

Food & Beverages - 1.57%
Diageo PLC, SADR	49,150	3,049,266
J.M. Smucker Company	45,900	2,399,193

		5,448,459

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

All Cap Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Gas & Pipeline Utilities - 2.56%
El Paso Corp.	433,950	$4,005,358
Williams Companies, Inc.	298,700	4,910,628

		8,915,986

Gold - 1.86%
Barrick Gold Corp.	186,317	6,465,200
Healthcare Products - 3.16%
Johnson & Johnson	38,200	2,308,808
Patterson Companies, Inc. *	169,400	4,612,762
Varian Medical Systems, Inc. * (a)	94,525	4,071,192

		10,992,762

Healthcare Services - 5.91%
DaVita, Inc. *	169,129	8,745,660
Humana, Inc. *	116,333	4,153,088
McKesson Corp.	134,873	7,668,879

		20,567,627

Holdings Companies/Conglomerates - 1.32%
Berkshire Hathaway, Inc., Class B *	1,400	4,600,400
Hotels & Restaurants - 3.91%
Marriott International, Inc., Class A (a)	204,620	4,890,408
Starwood Hotels & Resorts Worldwide, Inc. (a)	111,461	3,319,309
Wynn Resorts, Ltd. * (a)	99,881	5,406,558

		13,616,275

Household Products - 0.13%
Fortune Brands, Inc.	11,100	441,891
Industrial Machinery - 4.11%
Cameron International Corp. *	50,052	1,787,357
Donaldson Company, Inc.	12,900	484,653
ITT Corp.	124,423	6,231,104
Kennametal, Inc.	87,644	1,932,550
Parker-Hannifin Corp.	73,666	3,584,588
Robbins & Myers, Inc.	12,442	288,903

		14,309,155

Insurance - 3.55%
ACE, Ltd.	24,087	1,256,860
Aon Corp.	90,958	3,798,406
Markel Corp. *	7,104	2,336,222
MetLife, Inc.	131,240	4,955,622

		12,347,110

International Oil - 1.59%
EnCana Corp.	106,477	5,535,739
Internet Software - 0.55%
McAfee, Inc. *	47,999	1,909,400
Leisure Time - 1.00%
International Game Technology	165,538	3,463,055
Manufacturing - 3.88%
AptarGroup, Inc.	24,000	825,120
Eaton Corp.	97,200	5,243,940
Hexcel Corp. *	55,500	603,840
Honeywell International, Inc.	77,487	2,848,422
Roper Industries, Inc.	27,600	1,307,688
SPX Corp.	48,200	2,683,776

		13,512,786

Metal & Metal Products - 0.49%
Reliance Steel & Aluminum Company	46,000	1,699,240
Petroleum Services - 3.28%
Halliburton Company	152,449	3,614,566
Helmerich & Payne, Inc.	25,800	863,268
Schlumberger, Ltd.	47,544	2,671,973
Smith International, Inc.	93,641	2,581,682
Superior Energy Services, Inc. *	91,293	1,664,271

		11,395,760

Pharmaceuticals - 5.80%
Abbott Laboratories	157,963	7,144,667
AmerisourceBergen Corp.	261,152	5,565,149
Onyx Pharmaceuticals, Inc. *	111,400	3,572,598
Warner Chilcott PLC, Class A * (a)	92,400	1,882,188
Watson Pharmaceuticals, Inc. *	56,600	1,997,414

		20,162,016

Railroads & Equipment - 2.84%
Canadian National Railway Company	69,324	3,346,269
Kansas City Southern * (a)	273,400	6,534,260

		9,880,529

Retail Grocery - 0.70%
The Kroger Company	112,964	2,438,893
Retail Trade - 4.92%
American Eagle Outfitters, Inc.	160,091	2,161,228
Children’s Place Retail Stores, Inc. *	50,100	1,519,533
Costco Wholesale Corp.	12,361	630,164
Fossil, Inc. *	90,302	2,291,865
Kohl’s Corp. *	3,980	205,328
Lowe’s Companies, Inc.	205,391	4,415,907
Nordstrom, Inc. (a)	44,800	1,256,192
Target Corp.	43,900	2,063,300
TJX Companies, Inc.	47,999	1,725,564
Wal-Mart Stores, Inc.	17,000	864,790

		17,133,871

Semiconductors - 0.25%
Xilinx, Inc.	38,784	862,556
Software - 4.36%
Activision Blizzard, Inc. *	120,200	1,395,522
Adobe Systems, Inc. *	178,343	5,603,537
Autodesk, Inc. *	70,189	1,644,528
Intuit, Inc. *	44,908	1,247,095
Microsoft Corp.	213,700	5,267,705

		15,158,387

Steel - 1.13%
Nucor Corp.	49,300	2,195,822
United States Steel Corp. (a)	39,700	1,738,066

		3,933,888

Transportation - 0.32%
Bristow Group, Inc. *	8,953	261,428

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

All Cap Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Transportation (continued)
Kirby Corp. *	23,300	$863,265

		1,124,693

Trucking & Freight - 0.16%
Heartland Express, Inc.	39,800	563,568

TOTAL COMMON STOCKS (Cost $306,447,670)		$343,198,432

SHORT TERM INVESTMENTS - 8.70%
John Hancock Collateral Investment Trust, 0.3900% (c) (g)	3,024,243	$30,276,606

TOTAL SHORT TERM INVESTMENTS (Cost $30,268,228)		$30,276,606

REPURCHASE AGREEMENTS - 1.15%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $3,997,008 on 09/01/2009, collateralized by $4,055,000 Federal National Mortgage Association, 4.72% due 01/22/2018 (valued at $4,080,344, including interest)	$3,997,000	$3,997,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,997,000)		$3,997,000

Total Investments (All Cap Value Fund) (Cost $340,712,898) - 108.50%		$377,472,038
Other assets and liabilities, net - (8.50)%		(29,556,104)

TOTAL NET ASSETS - 100.00%		$347,915,934

Alpha Opportunities Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 96.41%
Advertising - 0.06%
Monster Worldwide, Inc. *	22,848	$370,595
Aerospace - 0.69%
BE Aerospace, Inc. *	226,250	3,875,662
Spirit Aerosystems Holdings, Inc., Class A *	49,380	766,378

		4,642,040

Agriculture - 0.49%
The Mosaic Company	67,808	3,286,654
Air Travel - 0.88%
AirAsia BHD *	91,200	35,264
Delta Air Lines, Inc. *	808,593	5,838,041

		5,873,305

Apparel & Textiles - 2.55%
Anta Sports Products, Ltd.	747,720	922,943
China Hongxing Sports, Ltd. *	4,188,120	710,523
Coach, Inc.	80,800	2,285,832
Hanesbrands, Inc. *	320,078	6,740,843
Iconix Brand Group, Inc. *	69,774	1,198,717
Li Ning Company, Ltd.	195,020	544,115
Warnaco Group, Inc. *	109,300	4,158,865
XTEP International Holdings	1,192,290	572,115

		17,133,953

Auto Parts - 0.67%
Advance Auto Parts, Inc.	77,529	3,279,476
Geely Automobile Holdings Company, Ltd.	1,208,600	293,019
TRW Automotive Holdings Corp. *	53,000	935,450

		4,507,945

Automobiles - 0.77%
Astra International Tbk PT	103,800	310,297
Dongfeng Motor Group Company, Ltd.	393,860	408,834
Ford Motor Company *	402,490	3,058,924
PACCAR, Inc.	37,741	1,365,092

		5,143,147

Banking - 4.76%
Bank Mandiri Tbk PT	744,190	305,021
Bank of America Corp.	875,894	15,406,975
Bank of Ayudhya PCL, NVDR	910,000	480,104
Bank of China, Ltd.	3,575,000	1,738,129
China Construction Bank Corp.	1,222,000	920,363
China Merchants Bank Company, Ltd.	655,000	1,431,252
Huntington Bancshares, Inc. (a)	354,100	1,614,696
Itau Unibanco Holding SA	76,560	1,282,380
Julius Baer Holding AG	14,900	760,499
Lloyds TSB Group PLC *	739,318	1,336,357
PNC Financial Services Group, Inc.	44,613	1,900,068
Popular, Inc.	185,021	397,795
SunTrust Banks, Inc.	185,030	4,324,151

		31,897,790

Biotechnology - 0.61%
Amgen, Inc. *	37,500	2,240,250
Arena Pharmaceuticals, Inc. *	61,416	285,585
Genzyme Corp. *	19,185	1,068,796
Life Technologies Corp. *	11,600	516,548

		4,111,179

Building Materials & Construction - 0.41%
Anhui Conch Cement Company, Ltd., Class H	72,000	459,885
China National Building Material Company, Ltd.	155,990	327,867
Owens Corning, Inc. *	35,700	797,538
Trex Company, Inc. *	62,103	1,180,578

		2,765,868

Business Services - 2.03%
Accenture, Ltd., Class A	91,936	3,033,888
Alliance Data Systems Corp. * (a)	14,400	800,064
Automatic Data Processing, Inc.	120,030	4,603,151
Coinstar, Inc. *	27,400	904,474
Constant Contact, Inc. *	17,600	366,608
Fluor Corp.	43,909	2,322,786
PHH Corp. *	63,000	1,339,380
TrueBlue, Inc. *	16,100	218,960

		13,589,311

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Cable & Television - 0.88%
Comcast Corp., Class A	379,300	$5,533,987
TiVo, Inc. *	40,100	393,381

		5,927,368

Cellular Communications - 0.44%
Leap Wireless International, Inc. *	40,200	662,898
MetroPCS Communications, Inc. *	140,094	1,115,148
Motorola, Inc.	87,860	630,835
RF Micro Devices, Inc. *	120,800	567,760

		2,976,641

Chemicals - 0.84%
Cytec Industries, Inc.	14,340	414,282
Dow Chemical Company	89,500	1,905,455
Huabao International Holdings, Ltd.	244,910	254,875
PPG Industries, Inc.	29,097	1,611,974
UCB SA	37,440	1,457,348

		5,643,934

Coal - 1.31%
Alpha Natural Resources, Inc. *	19,000	613,890
CONSOL Energy, Inc.	135,456	5,067,409
Massey Energy Company	46,200	1,251,096
Walter Energy, Inc.	35,960	1,866,684

		8,799,079

Colleges & Universities - 0.58%
Corinthian Colleges, Inc. *	203,360	3,898,411
Commercial Services - 1.22%
Brink’s Home Security Holdings, Inc. *	54,000	1,688,580
Great American Group, Inc. *	471,600	2,145,780
Medifast, Inc. *	52,000	976,560
Pool Corp. (a)	140,135	3,338,016

		8,148,936

Computers & Business Equipment - 5.34%
Apple, Inc. *	55,252	9,293,939
Cisco Systems, Inc. *	435,200	9,400,320
EMC Corp. *	144,700	2,300,730
Hewlett-Packard Company	170,510	7,654,194
Research In Motion, Ltd. *	7,700	562,562
Seagate Technology	224,200	3,105,170
Xerox Corp.	406,349	3,514,919

		35,831,834

Construction & Mining Equipment - 0.04%
National Oilwell Varco, Inc. *	6,630	241,000
Construction Materials - 0.55%
Martin Marietta Materials, Inc. (a)	20,300	1,777,874
The Sherwin-Williams Company	32,227	1,940,065

		3,717,939

Containers & Glass - 0.59%
Owens-Illinois, Inc. *	70,700	2,399,558
Rexam PLC	358,175	1,556,473

		3,956,031

Correctional Facilities - 0.28%
Corrections Corp. of America *	94,200	1,868,928
Cosmetics & Toiletries - 0.81%
Hengan International Group Company, Ltd.	82,690	458,598
Procter & Gamble Company	91,496	4,950,848

		5,409,446

Crude Petroleum & Natural Gas - 3.29%
Apache Corp.	37,800	3,211,110
Cabot Oil & Gas Corp.	17,400	613,350
Chesapeake Energy Corp.	29,970	684,515
Hess Corp.	30,324	1,534,091
Marathon Oil Corp.	43,730	1,349,945
Newfield Exploration Company *	41,700	1,613,373
Noble Energy, Inc.	63,600	3,845,256
Occidental Petroleum Corp.	37,631	2,750,826
Suncor Energy, Inc. *	84,615	2,592,604
Whiting Petroleum Corp. *	16,700	810,618
XTO Energy, Inc.	80,044	3,089,698

		22,095,386

Diversified Minerals - 0.07%
Vale SA	25,480	489,471
Drugs & Health Care - 0.17%
Impax Laboratories, Inc. * (a)	152,400	1,156,716
Educational Services - 1.05%
Apollo Group, Inc., Class A *	59,704	3,870,013
ITT Educational Services, Inc. *	23,316	2,447,947
K12, Inc. * (a)	35,000	720,650

		7,038,610

Electric Products-Misc - 0.22%
Yingli Green Energy Holding Company, Ltd. * (a)	139,070	1,500,565
Electrical Equipment - 0.66%
BYD Company, Ltd., Class H *	112,300	706,196
Polypore International, Inc. *	62,800	714,036
Regal-Beloit Corp. (a)	26,100	1,186,506
Vestas Wind Systems AS *	25,668	1,843,590

		4,450,328

Electrical Utilities - 0.28%
Adani Power, Ltd. *	7,438	15,638
Cia Energetica de Minas Gerais, ADR (a)	60,000	876,600
Northeast Utilities	40,600	965,874

		1,858,112

Electronics - 0.37%
Flextronics International, Ltd. *	58,732	348,281
Jabil Circuit, Inc.	106,200	1,162,890
Thermo Fisher Scientific, Inc. *	22,200	1,003,662

		2,514,833

Energy - 1.29%
First Solar, Inc. * (a)	22,342	2,716,340
Lanco Infratech, Ltd. *	57,230	488,433
SunPower Corp., Class A * (a)	65,422	1,658,448
Sunpower Corp., Class B *	132,629	2,836,934
Trina Solar, Ltd., SADR * (a)	35,300	942,863

		8,643,018

Financial Services - 6.66%
Ameriprise Financial, Inc.	119,000	3,573,570

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
China Everbright, Ltd.	187,430	$443,607
Citigroup, Inc.	236,300	1,181,500
Deutsche Boerse AG	11,070	845,153
Fidelity National Financial, Inc., Class A	66,550	999,581
Goldman Sachs Group, Inc.	23,947	3,962,271
Hong Kong Exchanges & Clearing, Ltd.	40,780	711,572
JPMorgan Chase & Company	92,906	4,037,695
MasterCard, Inc., Class A	8,050	1,631,172
PennantPark Investment Corp.	176,748	1,475,846
Singapore Exchange, Ltd.	241,000	1,396,601
TD Ameritrade Holding Corp. *	64,500	1,240,980
UBS AG - Swiss Exchange *	265,580	4,910,804
UBS AG *	196,401	3,598,066
Wells Fargo & Company	472,981	13,016,437
Western Union Company	90,680	1,635,867

		44,660,722

Food & Beverages - 1.44%
Cott Corp. *	46,250	294,612
General Mills, Inc.	26,649	1,591,745
Nestle SA, SADR	38,758	1,606,519
Nestle SA	12,282	510,479
PepsiCo, Inc.	71,519	4,052,982
Tingyi Cayman Islands Holding Corp.	184,000	331,151
Tsingtao Brewery Company, Ltd., Series H	98,950	340,641
Want Want China Holdings, Ltd.	1,746,250	927,000

		9,655,129

Forest Products - 0.04%
Sino-Forest Corp. *	22,050	273,926
Gas & Pipeline Utilities - 0.76%
BG Group PLC	169,826	2,801,573
El Paso Corp.	86,200	795,626
Gazprom OAO, SADR	71,258	1,482,364

		5,079,563

Gold - 0.45%
AngloGold Ashanti, Ltd., SADR (a)	36,530	1,403,483
Barrick Gold Corp.	8,580	297,726
Osisko Mining Corp. *	1,600	10,388
Randgold Resources, Ltd., ADR	10,700	629,267
Yamana Gold, Inc.	73,700	678,040

		3,018,904

Healthcare Products - 3.26%
ATS Medical, Inc. *	371,900	1,000,411
China Medical Technologies, Inc., SADR * (a)	33,263	512,250
Covidien PLC	116,057	4,592,376
Edwards Lifesciences Corp. *	19,300	1,194,284
Herbalife, Ltd.	125,100	3,788,028
Hologic, Inc. *	57,200	940,940
Inverness Medical Innovations, Inc. *	21,700	772,520
Johnson & Johnson	33,203	2,006,789
Medtronic, Inc.	104,456	4,000,665
NutriSystem, Inc. (a)	75,400	1,072,942
St. Jude Medical, Inc. *	28,100	1,082,974
Volcano Corp. *	62,670	896,181

		21,860,360
Healthcare Services - 1.69%
Cardinal Health, Inc.	130,778	$4,522,303
ICON PLC, SADR *	37,000	799,940
SXC Health Solutions Corp. *	30,000	1,221,300
UnitedHealth Group, Inc.	170,159	4,764,452

		11,307,995

Holdings Companies/Conglomerates - 0.08%
Textron, Inc.	35,600	546,816
Homebuilders - 0.83%
Lennar Corp., Class A	83,460	1,264,419
Pulte Homes, Inc.	54,300	693,954
Toll Brothers, Inc. *	158,400	3,602,016

		5,560,389

Hotels & Restaurants - 0.33%
Starbucks Corp. *	45,300	860,247
Starwood Hotels & Resorts Worldwide, Inc.	24,900	741,522
The Cheesecake Factory, Inc. * (a)	31,500	578,655

		2,180,424

Household Appliances - 0.33%
Stanley Works	45,120	1,846,762
Whirlpool Corp. (a)	5,578	358,163

		2,204,925

Household Products - 0.70%
Jarden Corp. *	164,762	4,011,955
Tempur-Pedic International, Inc. *	45,800	677,840

		4,689,795

Industrial Machinery - 1.46%
Briggs & Stratton Corp. (a)	9,619	169,679
Cameron International Corp. *	16,700	596,357
Caterpillar, Inc. (a)	63,249	2,865,812
Cummins, Inc.	460	20,847
Deere & Company	64,060	2,793,016
Flowserve Corp.	22,800	1,966,500
Kennametal, Inc.	10,660	235,053
Terex Corp. * (a)	68,788	1,133,627

		9,780,891

Industrials - 0.30%
Beijing Enterprises Holdings, Ltd.	229,470	1,139,809
Foster Wheeler AG *	4,908	142,087
General Electric Company	53,800	747,820

		2,029,716

Insurance - 4.23%
ACE, Ltd.	136,473	7,121,161
Assured Guaranty, Ltd.	38,100	758,190
China Life Insurance Company, Ltd.	95,230	400,970
Chubb Corp.	74,750	3,691,902
CIGNA Corp.	96,900	2,851,767
Hartford Financial Services Group, Inc.	179,476	4,257,171
Lincoln National Corp.	40,100	1,012,124
Marsh & McLennan Companies, Inc.	185,122	4,357,772
Unum Group	175,000	3,942,750

		28,393,807

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
International Oil - 1.81%
Anadarko Petroleum Corp.	75,572	$3,995,492
BP PLC, SADR	41,787	2,149,941
Chevron Corp.	6,800	475,592
Lundin Petroleum AB, Series A *	84,517	775,575
Nabors Industries, Ltd. *	87,023	1,538,567
Petroleo Brasileiro SA, ADR (a)	80,739	3,200,494

		12,135,661

Internet Content - 0.54%
Google, Inc., Class A *	7,200	3,324,024
Sohu.com, Inc. * (a)	4,840	295,724

		3,619,748

Internet Retail - 0.82%
Amazon.com, Inc. *	28,420	2,307,420
eBay, Inc. *	70,000	1,549,800
Rakuten, Inc.	956	577,540
Shutterfly, Inc. *	74,500	1,077,270

		5,512,030

Internet Service Provider - 0.99%
Alibaba.com, Ltd. * (a)	398,700	996,233
Baidu, Inc., SADR * (a)	2,550	841,653
Equinix, Inc. *	50,988	4,296,249
Netease.com, Inc., ADR *	11,390	478,266

		6,612,401

Internet Software - 0.77%
Check Point Software Technologies, Ltd. *	20,830	580,532
McAfee, Inc. *	45,838	1,823,436
Tencent Holdings, Ltd.	110,560	1,648,589
Vocus, Inc. *	67,500	1,138,050

		5,190,607

Leisure Time - 0.73%
DreamWorks Animation SKG, Inc., Class A *	46,500	1,569,840
International Game Technology	46,300	968,596
Life Time Fitness, Inc. *	66,200	2,060,144
REXLot Holdings, Ltd. *	4,049,800	329,053

		4,927,633

Manufacturing - 3.32%
3M Company	19,654	1,417,053
ABB, Ltd., SADR *	77,130	1,478,582
China Resources Enterprises, Ltd.	183,800	429,284
Hansen Transmissions International NV *	49,778	109,369
Honeywell International, Inc.	116,113	4,268,314
Illinois Tool Works, Inc.	117,409	4,910,044
Ingersoll-Rand PLC	182,976	5,652,129
Pentair, Inc.	105,945	3,001,422
Shanghai Industrial Holdings, Ltd.	56,010	269,715
Siemens AG	8,055	698,529

		22,234,441

Medical-Hospitals - 0.63%
Novavax, Inc. * (a)	637,760	3,852,071
Orthovita, Inc. *	93,610	395,034

		4,247,105
Metal & Metal Products - 0.88%
Cameco Corp.	78,930	$2,097,960
Paladin Resources, Ltd. *	116,649	452,653
Precision Castparts Corp. (a)	27,730	2,531,194
Vedanta Resources PLC	28,318	818,509

		5,900,316

Mining - 2.33%
Agnico Eagle Mines, Ltd.	22,340	1,282,316
Anglo American PLC *	27,843	906,753
BHP Billiton, Ltd., SADR (a)	25,700	1,601,110
Bumi Resources Tbk PT	1,882,450	549,317
Cliffs Natural Resources, Inc. (a)	64,728	1,638,266
Fortescue Metals Group, Ltd. * (a)	188,412	700,667
Freeport-McMoRan Copper & Gold, Inc., Class B	36,300	2,286,174
Newmont Mining Corp.	28,580	1,148,630
Osisko Mining Corp. *	50,070	327,473
Teck Cominco, Ltd., Class B *	102,200	2,458,932
Xstrata PLC	203,602	2,695,590

		15,595,228

Oil & Gas Drilling - 0.35%
Atwood Oceanics, Inc. *	21,300	606,624
Karoon Gas Australia, Ltd. *	189,110	1,718,830

		2,325,454

Oil Comp-Explor&Prodtn - 0.02%
Falcon Oil & Gas, Ltd. *	272,780	107,144
Paper - 0.03%
Aracruz Celulose SA, SADR * (a)	10,060	212,467
Petroleum Services - 1.76%
Complete Production Services, Inc. *	220,000	1,980,000
Halliburton Company	12,600	298,746
Noble Corp.	34,700	1,215,541
Total SA, SADR	80,883	4,632,169
Valero Energy Corp.	52,140	977,104
Weatherford International, Ltd. *	136,600	2,725,170

		11,828,730

Pharmaceuticals - 5.64%
Abbott Laboratories	11,300	511,099
Amylin Pharmaceuticals, Inc. * (a)	33,276	419,278
Bristol-Myers Squibb Company	46,720	1,033,913
Daiichi Sankyo Company, Ltd.	7,600	162,088
Elan Corp. PLC, SADR *	433,635	3,135,181
Eli Lilly & Company (a)	108,640	3,635,094
Merck & Company, Inc. (a)	323,876	10,503,299
Pfizer, Inc. (a)	601,201	10,040,057
Teva Pharmaceutical Industries, Ltd., SADR	87,568	4,509,752
Vertex Pharmaceuticals, Inc. *	34,700	1,298,127
Watson Pharmaceuticals, Inc. *	26,410	932,009
Wyeth	33,800	1,617,330

		37,797,227

Publishing - 0.19%
VistaPrint, Ltd. * (a)	30,500	1,263,920
Railroads & Equipment - 0.40%
China Railway Group, Ltd. *	1,850,080	1,607,882

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Railroads & Equipment (continued)
China South Locomotive and Rolling Stock
Corp.	920,000	$545,785
MTR Corp., Ltd.	153,000	515,927

		2,669,594

Real Estate - 1.43%
BR Malls Participacoes SA *	50,300	512,421
Chimera Investment Corp., REIT	938,543	3,566,463
China Overseas Land & Investment, Ltd.	869,150	1,755,704
China Resources Land, Ltd.	268,560	563,173
E-House China Holdings, Ltd. * (a)	17,910	341,544
Franshion Properties China, Ltd.	1,262,020	351,530
PDG Realty SA Empreendimentos e Participacoes	31,140	457,674
Shimao Property Holdings, Ltd., GDR	289,840	432,003
Sino-Ocean Land Holdings, Ltd.	640,030	584,388
Sun Hung Kai Properties, Ltd.	43,000	579,508
Wharf Holdings, Ltd.	95,500	425,839

		9,570,247

Retail - 0.16%
Belle International Holdings, Ltd., GDR	555,600	505,013
China Dongxiang Group Company	929,910	581,934

		1,086,947

Retail Trade - 4.35%
Abercrombie & Fitch Company, Class A	14,900	481,121
Aeropostale, Inc. * (a)	89,400	3,500,010
Best Buy Company, Inc.	101,032	3,665,441
Dick’s Sporting Goods, Inc. *	37,400	838,134
Esprit Holdings, Ltd.	79,300	481,446
Home Depot, Inc. (a)	76,161	2,078,434
Kohl’s Corp. *	83,418	4,303,535
Lumber Liquidators, Inc. *	27,700	609,400
Nordstrom, Inc. (a)	21,200	594,448
Staples, Inc.	350,181	7,567,411
The Gap, Inc.	189,234	3,718,448
Wal-Mart Stores, Inc.	25,600	1,302,272

		29,140,100

Sanitary Services - 0.19%
Waste Management, Inc.	43,533	1,302,943
Semiconductors - 2.65%
ASML Holding NV (a)	20,630	566,706
Intel Corp.	78,900	1,603,248
MEMC Electronic Materials, Inc. *	98,600	1,572,670
NVIDIA Corp. *	128,000	1,858,560
ON Semiconductor Corp. *	432,000	3,486,240
Skyworks Solutions, Inc. *	66,600	775,890
Teradyne, Inc. * (a)	216,300	1,784,475
Texas Instruments, Inc.	213,280	5,244,555
Triquint Semiconductor, Inc. *	119,600	875,472

		17,767,816

Software - 3.78%
Adobe Systems, Inc. *	110,153	3,461,007
American Reprographics Company *	77,400	707,436
ArcSight, Inc. *	48,300	934,605
AsiaInfo Holdings, Inc. *	26,170	450,647
BMC Software, Inc. *	67,300	$2,399,245
Concur Technologies, Inc. *	24,300	859,248
Educomp Solutions, Ltd.	9,030	762,899
Microsoft Corp.	189,573	4,672,975
Oracle Corp.	266,240	5,822,669
Red Hat, Inc. *	142,839	3,279,583
Riverbed Technology, Inc. * (a)	27,500	530,200
Take-Two Interactive Software, Inc. *	81,800	858,900
VMware, Inc., Class A * (a)	17,100	605,853

		25,345,267

Steel - 0.77%
ArcelorMittal (a)	51,036	1,818,413
Gerdau SA, SADR	117,300	1,378,275
Nucor Corp.	13,800	614,652
United States Steel Corp. (a)	31,300	1,370,314

		5,181,654

Telecommunications Equipment &
Services - 2.12%
Corning, Inc.	17,810	268,575
Harris Stratex Networks, Inc., Class A *	23,500	142,410
HUGHES Telematics, Inc. * (a)	28,605	85,815
Koninklijke KPN NV	68,957	1,060,495
QUALCOMM, Inc.	109,430	5,079,740
Softbank Corp.	44,600	995,079
Starent Networks Corp. *	47,300	957,352
Virgin Media, Inc.	409,300	4,678,299
ZTE Corp., Class H	209,600	977,275

		14,245,040

Telephone - 0.68%
AT&T, Inc.	174,150	4,536,607
Tobacco - 0.15%
Altria Group, Inc.	54,058	988,180
Toys, Amusements & Sporting Goods - 0.14%
Marvel Entertainment, Inc. *	19,000	919,030
Transportation - 0.47%
Con-way, Inc.	31,300	1,307,088
Overseas Shipholding Group, Inc. (a)	24,400	863,028
Tsakos Energy Navigation, Ltd. (a)	40,900	657,672
Zhejiang Expressway Company, Ltd., Class H	349,000	333,263

		3,161,051

Travel Services - 0.09%
Ctrip.com International, Ltd., ADR *	12,080	591,195
Trucking & Freight - 1.46%
FedEx Corp.	71,830	4,935,439
J.B. Hunt Transport Services, Inc.	25,300	709,159
United Parcel Service, Inc., Class B (a)	77,459	4,140,958

		9,785,556

TOTAL COMMON STOCKS (Cost $559,218,323)		$646,533,074

INVESTMENT COMPANIES - 1.27%
Investment Companies - 1.27%
iShares Russell 1000 Index Fund (a)	72,700	4,085,013

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Alpha Opportunities Fund (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
Investment Companies (continued)
Midcap SPDR Trust, Series 1 (a)	28,100	$3,340,809
SPDR Trust Series 1	10,300	1,056,265

		8,482,087

TOTAL INVESTMENT COMPANIES (Cost $6,788,861)		$8,482,087

SHORT TERM INVESTMENTS - 11.34%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	7,597,546	$76,061,317

TOTAL SHORT TERM INVESTMENTS (Cost $76,059,977)		$76,061,317

REPURCHASE AGREEMENTS - 2.00%
Bank of New York Tri-Party Repurchase Agreement dated 08/31/2009 at 0.21% to be repurchased at $13,400,078 on 09/01/2009, collateralized by $15,165,847 Federal National Mortgage Association, 7.00% due 11/01/2038 (valued at $13,668,000, including interest)	$13,400,000	$13,400,000

TOTAL REPURCHASE AGREEMENTS (Cost $13,400,000)		$13,400,000

Total Investments (Alpha Opportunities Fund) (Cost $655,467,161) - 111.02%		$744,476,478
Other assets and liabilities, net - (11.02)%		(73,880,027)

TOTAL NET ASSETS - 100.00%		$670,596,451

Alternative Asset Allocation Fund

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 99.16%
Investment Companies - 8.63%
PowerShares DB Commodity Index Tracking Fund	5,000	$110,550
JOHN HANCOCK FUNDS II (i) - 90.53%
Emerging Markets Value (DFA)	22,677	206,136
Floating Rate Income (WAMCO)	18,846	171,873
Global Bond (PIMCO)	9,892	122,563
Global Real Estate (Deutsche)	33,010	205,981
High Income (MFC Global U.S.) (h)	7,014	44,679
High Yield (WAMCO)	3,536	28,143
International Small Cap (Templeton)	5,006	60,776
International Small Company (DFA)	7,533	53,559
Natural Resources (Wellington)	4,521	79,352
Real Return Bond (PIMCO)	12,272	147,136
U.S. High Yield Bond (Wells Capital)	3,408	$40,010

		1,160,208

TOTAL INVESTMENT COMPANIES (Cost $1,003,083)		$1,270,758

Total Investments (Alternative Asset Allocation Fund) (Cost $1,003,083) - 99.16%		$1,270,758
Other assets and liabilities, net - 0.84%		10,790

TOTAL NET ASSETS - 100.00%		$1,281,548

American Diversified Growth & Income Fund

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.17%
American Funds Insurance Series - 100.17%
American Capital World Bond Fund, Class R5	34,960	$697,452
American High-Income Trust, Class R5	23,591	232,140
Capital Income Builder Fund, Class R5	10,113	462,550
Capital World Growth and Income Fund,
Class R5	18,342	576,301
EuroPacific Growth Fund, Class R5	16,134	575,806
Fundamental Investors Fund, Class R5	46,703	1,381,933
New Perspective Fund, Class R5	19,706	460,722
New World Fund, Class R5	5,356	230,367
SMALLCAP World Fund, Class R5	8,083	230,437
The Bond Fund of America, Class R5	140,273	1,628,573
The Growth Fund of America, Class R5	64,645	1,612,255
The Income Fund of America, Class R5	31,949	462,939
The Investment Company of America, Class R5	67,487	1,612,255
Washington Mutual Investors Fund, Class R5	61,039	1,381,933

		11,545,663

TOTAL INVESTMENT COMPANIES (Cost $10,471,618)		$11,545,663

Total Investments (American Diversified Growth & Income Fund) (Cost $10,471,618) - 100.17%		$11,545,663
Other assets and liabilities, net - (0.17)%		(19,658)

TOTAL NET ASSETS - 100.00%		$11,526,005

American Fundamental Holdings Fund

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.24%
American Funds Insurance Series - 100.24%
EuroPacific Growth Fund, Class R5	28,844	$1,029,453
Fundamental Investors Fund, Class R5	32,114	950,263
The Bond Fund of America, Class R5	172,069	1,997,716
The Growth Fund of America, Class R5	38,102	950,263
The Income Fund of America, Class R5	43,898	636,089

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

American Fundamental Holdings Fund (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
American Funds Insurance Series (continued)
The Investment Company of America, Class R5	39,777	$950,263
U.S. Government Securities Fund, Class R5	45,333	639,646
Washington Mutual Investors Fund, Class R5	34,977	791,888

		7,945,581

TOTAL INVESTMENT COMPANIES (Cost $7,136,106)		$7,945,581

Total Investments (American Fundamental Holdings Fund) (Cost $7,136,106) - 100.24%		$7,945,581
Other assets and liabilities, net - (0.24)%		(18,840)

TOTAL NET ASSETS - 100.00%		$7,926,741

American Global Diversification Fund

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.24%
American Funds Insurance Series - 100.24%
American High-Income Trust, Class R5	55,113	$542,311
Capital Income Builder Fund, Class R5	13,556	620,045
Capital World Growth and Income Fund,
Class R5	39,468	1,240,086
EuroPacific Growth Fund, Class R5	21,716	775,054
New Perspective Fund, Class R5	39,780	930,064
New World Fund, Class R5	18,020	775,051
SMALLCAP World Fund, Class R5	43,497	1,240,086
The Bond Fund of America, Class R5	140,112	1,626,696

		7,749,393

TOTAL INVESTMENT COMPANIES (Cost $6,996,544)		$7,749,393

Total Investments (American Global Diversification Fund) (Cost $6,996,544) - 100.24%		$7,749,393
Other assets and liabilities, net - (0.24)%		(18,232)

TOTAL NET ASSETS - 100.00%		$7,731,161

Blue Chip Growth Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 98.89%
Aerospace - 1.59%
Goodrich Corp.	58,200	$3,210,312
Lockheed Martin Corp.	189,200	14,186,216
United Technologies Corp.	85,200	5,057,472

		22,454,000

Agriculture - 0.69%
Monsanto Company	116,004	9,730,416
Apparel & Textiles - 0.36%
NIKE, Inc., Class B	90,800	5,029,412
Auto Parts - 0.39%
O’Reilly Automotive, Inc. *	144,400	5,527,632
Banking - 2.81%
Bank of America Corp.	473,500	8,328,865
Bank of New York Mellon Corp.	176,939	5,239,164
Northern Trust Corp.	329,111	19,239,829
U.S. Bancorp	304,300	6,883,266

		39,691,124

Biotechnology - 0.60%
Amgen, Inc. *	131,400	7,849,836
Genzyme Corp. *	5,800	323,118
Life Technologies Corp. *	5,800	258,274

		8,431,228

Broadcasting - 1.24%
Discovery Communications, Inc., Series A *	378,500	9,810,720
Discovery Communications, Inc., Series C *	329,400	7,698,078

		17,508,798

Business Services - 2.35%
Accenture, Ltd., Class A	173,300	5,718,900
Automatic Data Processing, Inc.	40,467	1,551,909
Fiserv, Inc. *	289,900	13,987,675
Fluor Corp.	166,500	8,807,850
Moody’s Corp.	118,900	3,238,836

		33,305,170

Chemicals - 1.27%
Potash Corp. of Saskatchewan, Inc.	1,500	132,765
Praxair, Inc.	232,000	17,775,840

		17,908,605

Computers & Business Equipment - 9.64%
Apple, Inc. *	459,700	77,326,137
Cisco Systems, Inc. *	553,082	11,946,571
EMC Corp. *	72,200	1,147,980
Hewlett-Packard Company	57,800	2,594,642
International Business Machines Corp.	66,000	7,791,300
Juniper Networks, Inc. *	844,779	19,489,052
Research In Motion, Ltd. *	220,400	16,102,424

		136,398,106

Cosmetics & Toiletries - 0.07%
Procter & Gamble Company	18,828	1,018,783
Crude Petroleum & Natural Gas - 1.84%
EOG Resources, Inc.	179,700	12,938,400
Southwestern Energy Company *	197,700	7,287,222
Suncor Energy, Inc. *	189,200	5,797,088

		26,022,710

Educational Services - 0.58%
Apollo Group, Inc., Class A *	125,700	8,147,874
Electrical Utilities - 0.23%
Entergy Corp.	40,800	3,223,200
Energy - 0.93%
First Solar, Inc. * (a)	28,900	3,513,662
McDermott International, Inc. *	27,000	641,520

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Blue Chip Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy (continued)
NRG Energy, Inc. *	334,800	$8,989,380

		13,144,562

Financial Services - 16.16%
American Express Company	415,448	14,050,451
Ameriprise Financial, Inc.	166,089	4,987,653
BlackRock, Inc. (a)	13,070	2,608,379
Charles Schwab Corp.	525,714	9,494,394
CME Group, Inc. (a)	12,250	3,565,240
Credit Suisse Group AG	18,900	963,285
Franklin Resources, Inc.	286,935	26,779,644
Goldman Sachs Group, Inc. (a)	222,924	36,885,005
IntercontinentalExchange, Inc. *	101,150	9,487,870
JPMorgan Chase & Company	535,600	23,277,176
MasterCard, Inc., Class A	76,860	15,574,142
Morgan Stanley	276,800	8,016,128
State Street Corp.	595,029	31,227,122
Visa, Inc. (a)	226,900	16,132,590
Wells Fargo & Company	601,400	16,550,528
Western Union Company	505,400	9,117,416

		228,717,023

Food & Beverages - 1.34%
Kellogg Company	5,800	273,122
PepsiCo, Inc.	202,166	11,456,747
The Coca-Cola Company	149,000	7,266,730

		18,996,599

Healthcare Products - 3.43%
Alcon, Inc.	10,100	1,307,647
Baxter International, Inc.	217,900	12,402,868
C.R. Bard, Inc.	43,300	3,489,114
Intuitive Surgical, Inc. * (a)	38,150	8,496,386
Johnson & Johnson	18,900	1,142,316
Medtronic, Inc.	58,046	2,223,162
St. Jude Medical, Inc. *	397,164	15,306,701
Stryker Corp.	99,921	4,142,725

		48,510,919

Healthcare Services - 5.77%
Cerner Corp. *	15,400	950,334
Express Scripts, Inc. *	313,400	22,633,748
McKesson Corp.	318,900	18,132,654
Medco Health Solutions, Inc. *	625,900	34,562,198
WellPoint, Inc. *	101,128	5,344,615

		81,623,549

Hotels & Restaurants - 3.01%
Marriott International, Inc., Class A (a)	391,826	9,364,651
McDonald’s Corp.	261,300	14,695,512
Starbucks Corp. *	283,100	5,376,069
Wynn Resorts, Ltd. *	200	10,826
Yum! Brands, Inc.	384,500	13,169,125

		42,616,183

Industrial Machinery - 1.17%
Cameron International Corp. *	202,200	7,220,562
FMC Technologies, Inc. *	194,600	9,282,420
W.W. Grainger, Inc.	1,400	122,458

		16,625,440

Industrials - 0.10%
Fastenal Company (a)	38,900	1,408,180
Insurance - 0.04%
Aon Corp.	15,300	638,928
International Oil - 0.54%
Chevron Corp.	1,600	111,904
Exxon Mobil Corp.	39,962	2,763,372
Petroleo Brasileiro SA, SADR	144,500	4,797,400

		7,672,676

Internet Content - 3.85%
Google, Inc., Class A *	118,084	54,515,840
Internet Retail - 4.66%
Amazon.com, Inc. *	582,011	47,253,473
eBay, Inc. *	1,662	36,797
Expedia, Inc. *	362,400	8,353,320
Priceline.com, Inc. * (a)	66,800	10,285,864

		65,929,454

Internet Software - 2.87%
Electronic Arts, Inc. *	397,496	7,242,377
McAfee, Inc. *	375,900	14,953,302
Tencent Holdings, Ltd.	1,026,200	15,301,941
VeriSign, Inc. * (a)	144,900	3,070,431

		40,568,051

Leisure Time - 0.25%
Carnival Corp. *	122,400	3,580,200
Manufacturing - 2.74%
3M Company	92,500	6,669,250
Danaher Corp.	528,337	32,075,339

		38,744,589

Mining - 0.21%
Freeport-McMoRan Copper & Gold, Inc.,
Class B	47,300	2,978,954
Multimedia - 0.73%
Time Warner, Inc.	372,433	10,394,605
Petroleum Services - 3.19%
Schlumberger, Ltd.	540,208	30,359,690
Smith International, Inc.	535,828	14,772,778

		45,132,468

Pharmaceuticals - 5.45%
Allergan, Inc.	345,500	19,320,360
Celgene Corp. *	347,200	18,113,424
Gilead Sciences, Inc. *	591,438	26,650,196
Novo Nordisk AS	22,300	1,362,805
Roche Holdings AG - Genusschein	1,606	255,552
Schering-Plough Corp.	1,100	30,998
Teva Pharmaceutical Industries, Ltd., SADR	214,500	11,046,750
Wyeth	5,846	279,731

		77,059,816

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Blue Chip Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Publishing - 1.22%
McGraw-Hill Companies, Inc.	514,900	$17,305,789
Railroads & Equipment - 0.18%
Union Pacific Corp.	43,400	2,595,754
Retail Trade - 5.56%
Bed Bath & Beyond, Inc. *	337,500	12,312,000
Costco Wholesale Corp.	7,400	377,252
CVS Caremark Corp.	495,332	18,584,857
Dollar Tree, Inc. *	14,400	719,136
Kohl’s Corp. *	356,770	18,405,764
Lowe’s Companies, Inc.	304,300	6,542,450
Wal-Mart Stores, Inc.	427,136	21,728,408

		78,669,867

Sanitary Services - 0.22%
Republic Services, Inc.	119,300	3,055,273
Semiconductors - 4.15%
Altera Corp.	321,500	6,176,015
Broadcom Corp., Class A *	434,500	12,361,525
Intel Corp.	267,200	5,429,504
Marvell Technology Group, Ltd. *	1,300,090	19,826,373
Xilinx, Inc. (a)	669,875	14,898,020

		58,691,437

Software - 3.40%
Adobe Systems, Inc. *	110,525	3,472,695
Autodesk, Inc. *	145,500	3,409,065
Microsoft Corp.	1,521,766	37,511,532
Oracle Corp.	167,438	3,661,869

		48,055,161

Telecommunications Equipment & Services - 3.83%
American Tower Corp., Class A *	628,962	19,906,647
Corning, Inc.	217,400	3,278,392
QUALCOMM, Inc.	669,123	31,060,690

		54,245,729

Transportation - 0.23%
Expeditors International of Washington, Inc.	101,600	3,318,256

TOTAL COMMON STOCKS (Cost $1,165,362,130)		$1,399,192,360

SHORT TERM INVESTMENTS - 3.86%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	4,619,283	$46,245,024
T. Rowe Price Reserve Investment Fund, 0.3265%	8,324,374	8,324,374

TOTAL SHORT TERM INVESTMENTS (Cost $54,558,813)		$54,569,398

REPURCHASE AGREEMENTS - 0.08%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $1,190,002 on 09/01/2009, collateralized by $915,000 U.S. Treasury Bonds, 7.25% due 08/15/2022 (valued at $1,214,937, including interest)	$1,190,000	$1,190,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,190,000)		$1,190,000

Total Investments (Blue Chip Growth Fund) (Cost $1,221,110,943) - 102.83%		$1,454,951,758
Other assets and liabilities, net - (2.83)%		(40,027,848)

TOTAL NET ASSETS - 100.00%		$1,414,923,910

Capital Appreciation Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 95.77%
Aerospace - 0.47%
United Technologies Corp.	90,730	$5,385,733
Agriculture - 1.76%
Monsanto Company	240,000	20,131,200
Apparel & Textiles - 1.96%
Coach, Inc.	195,990	5,544,557
NIKE, Inc., Class B	304,042	16,840,886

		22,385,443

Auto Parts - 0.59%
Johnson Controls, Inc.	274,400	6,796,888
Biotechnology - 0.50%
Amgen, Inc. *	95,000	5,675,300
Computers & Business Equipment - 12.11%
Apple, Inc. *	285,176	47,969,455
Cisco Systems, Inc. *	1,067,530	23,058,648
Hewlett-Packard Company	460,200	20,658,378
International Business Machines Corp.	169,800	20,044,890
Research In Motion, Ltd. *	366,900	26,805,714

		138,537,085

Cosmetics & Toiletries - 1.69%
Colgate-Palmolive Company	266,000	19,338,200
Crude Petroleum & Natural Gas - 4.37%
Occidental Petroleum Corp.	386,800	28,275,080
Southwestern Energy Company *	453,000	16,697,580
XTO Energy, Inc.	131,900	5,091,340

		50,064,000

Electronics - 0.49%
Agilent Technologies, Inc. *	219,225	5,629,698
Financial Services - 9.87%
Charles Schwab Corp.	897,231	16,203,992
Goldman Sachs Group, Inc.	205,510	34,003,684
MasterCard, Inc., Class A (a)	133,100	26,970,053

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Capital Appreciation Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Visa, Inc. (a)	503,200	$35,777,520

		112,955,249

Food & Beverages - 3.47%
Cadbury PLC	1,213,200	11,438,389
PepsiCo, Inc.	399,735	22,652,983
Unilever PLC	207,100	5,638,230

		39,729,602

Healthcare Products - 4.63%
Alcon, Inc.	192,219	24,886,594
Baxter International, Inc.	493,000	28,061,560

		52,948,154

Healthcare Services - 2.58%
Medco Health Solutions, Inc. *	534,500	29,515,090
Hotels & Restaurants - 0.58%
Starbucks Corp. *	348,500	6,618,015
International Oil - 1.41%
Petroleo Brasileiro SA, ADR (a)	406,400	16,109,696
Internet Content - 4.84%
Google, Inc., Class A *	119,893	55,351,001
Internet Retail - 2.86%
Amazon.com, Inc. *	402,500	32,678,975
Internet Service Provider - 1.06%
Baidu, Inc., SADR * (a)	36,600	12,080,196
Internet Software - 0.97%
Salesforce.com, Inc. * (a)	172,100	8,926,827
Tencent Holdings, Ltd.	147,900	2,205,376

		11,132,203

Leisure Time - 1.55%
Walt Disney Company	683,600	17,800,944
Petroleum Services - 2.45%
Schlumberger, Ltd.	249,294	14,010,323
Weatherford International, Ltd. *	701,200	13,988,940

		27,999,263

Pharmaceuticals - 13.35%
Abbott Laboratories	284,500	12,867,935
Celgene Corp. *	425,500	22,198,335
Gilead Sciences, Inc. *	859,072	38,709,785
Mylan, Inc. * (a)	451,700	6,626,439
Roche Holding AG, SADR	578,800	23,059,392
Shire Pharmaceuticals Group PLC, ADR	202,970	10,059,193
Teva Pharmaceutical Industries, Ltd., SADR	611,300	31,481,950
Vertex Pharmaceuticals, Inc. *	209,200	7,826,172

		152,829,201

Retail Trade - 6.43%
Costco Wholesale Corp.	247,500	12,617,550
CVS Caremark Corp.	623,200	23,382,464
Kohl’s Corp. *	351,100	18,113,249
Target Corp.	169,400	7,961,800
Tiffany & Company (a)	132,711	4,828,026
Wal-Mart Stores, Inc.	130,900	6,658,883

		73,561,972
Semiconductors - 4.19%
Analog Devices, Inc.	355,000	10,028,750
Applied Materials, Inc.	1,108,200	14,606,076
Intel Corp.	1,147,540	23,318,013

		47,952,839

Software - 7.16%
Adobe Systems, Inc. *	739,115	23,222,993
Microsoft Corp.	1,090,841	26,889,231
Oracle Corp.	794,500	17,375,715
SAP AG, SADR	296,900	14,476,844

		81,964,783

Telecommunications Equipment & Services - 4.43%
QUALCOMM, Inc.	1,093,000	50,737,060

TOTAL COMMON STOCKS (Cost $908,352,500)		$1,095,907,790

SHORT TERM INVESTMENTS - 5.72%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	6,534,977	$65,423,611

TOTAL SHORT TERM INVESTMENTS (Cost $65,400,787)		$65,423,611

REPURCHASE AGREEMENTS - 4.07%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $46,616,091 on 09/01/2009, collateralized by $46,505,000 Federal National Mortgage Association, 5.13% due 12/18/2017 (valued at $47,551,363, including interest)	$46,616,000	$46,616,000

TOTAL REPURCHASE AGREEMENTS (Cost $46,616,000)		$46,616,000

Total Investments (Capital Appreciation Fund) (Cost $1,020,369,287) - 105.56%		$1,207,947,401
Other assets and liabilities, net - (5.56)%		(63,588,824)

TOTAL NET ASSETS - 100.00%		$1,144,358,577

Core Bond Fund

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 18.20%
U.S. Treasury Bonds - 3.32%
3.50% due 02/15/2039	$4,659,000	$4,115,938
4.25% due 05/15/2039	2,215,000	2,239,573
4.50% due 08/15/2039	1,724,000	1,816,934
5.375% due 02/15/2031	3,806,000	4,452,427
3.625% due 08/15/2019	1,339,000	1,364,106

		13,988,978

U.S. Treasury Notes - 14.88%
0.875% due 04/30/2011 to 05/31/2011	10,520,000	10,534,373
1.00% due 07/31/2011	756,000	757,063

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.50% due 07/15/2012	$64,000	$64,125
1.75% due 08/15/2012	269,000	271,123
1.875% due 04/30/2014	2,410,000	2,368,296
2.375% due 08/31/2014	1,392,000	1,391,075
2.625% due 06/30/2014 to 07/31/2014	20,262,000	20,515,650
2.75% due 02/15/2019	3,843,000	3,637,941
3.125% due 05/15/2019	23,721,000	23,157,626

		62,697,272

TOTAL U.S. TREASURY OBLIGATIONS (Cost $76,479,146)		$76,686,250

U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.64%
Federal Home Loan Mortgage Corp. - 7.17%
3.57% due 06/15/2029	104,400	106,514
4.50% due 06/15/2025	257,000	268,371
5.50% due 01/01/2018 to 12/01/2037	19,404,004	20,465,808
5.73% due 02/01/2037 (b)	383,213	403,439
5.82% due 11/01/2038 (b)	932,708	982,531
5.91% due 03/01/2037 (b)	449,092	473,983
5.956% due 03/01/2038 (b)	2,443,214	2,580,484
5.971% due 01/01/2037 (b)	19,552	20,660
5.977% due 11/01/2037 (b)	122,509	129,690
5.992% due 01/01/2037 (b)	2,544,469	2,693,297
6.00% due 10/01/2019 to 03/01/2034	1,086,005	1,159,875
6.371% due 10/01/2037 (b)	234,944	249,481
6.50% due 07/01/2034	618,389	665,686

		30,199,819

Federal National Mortgage
Association - 29.78%
4.50% due 11/01/2033 to 11/01/2035	2,945,261	2,977,942
5.00% due 11/01/2033 to 07/01/2035	10,835,321	11,184,040
5.50% due 01/01/2018 to 09/01/2036	52,827,545	55,881,380
5.50% TBA **	27,000,000	28,056,055
5.597% due 05/01/2037 (b)	445,284	467,699
5.69% due 05/01/2037 to 02/01/2039 (b)	1,142,554	1,202,954
5.747% due 05/01/2037 (b)	1,066,088	1,125,031
5.766% due 08/01/2037 (b)	487,249	515,618
5.884% due 02/01/2037 (b)	183,404	193,839
5.925% due 03/01/2037 (b)	255,367	270,267
5.939% due 01/01/2037 (b)	264,804	280,385
5.981% due 04/01/2037 (b)	224,708	238,285
6.00% due 10/01/2019 to 03/01/2036	11,228,831	11,958,085
6.00% TBA **	3,000,000	3,144,258
6.017% due 01/01/2037 to 10/01/2037 (b)	549,179	581,433
6.113% due 12/01/2036 (b)	179,499	190,606
6.121% due 11/01/2037 (b)	521,539	553,810
6.13% due 09/01/2037 (b)	22,151	23,480
6.205% due 09/01/2037 (b)	553,243	586,901
6.272% due 10/01/2036 (b)	244,670	259,809
6.50% due 12/01/2037	2,141,779	2,280,492
6.50% TBA **	2,000,000	2,129,765
7.00% due 01/01/2035 to 06/01/2035	1,202,760	1,319,301

		125,421,435

Government National Mortgage
Association - 2.69%
4.50% TBA **	8,000,000	8,018,751
Government National Mortgage
Association (continued)
5.00% TBA **	$2,000,000	$2,049,062
6.50% due 12/15/2032	1,173,890	1,276,632

		11,344,445

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $164,397,616)		$166,965,699

FOREIGN GOVERNMENT OBLIGATIONS - 1.86%
Brazil - 0.24%
Federative Republic of Brazil
7.125% due 01/20/2037	905,000	1,000,025
Canada - 0.61%
Province of Ontario
4.10% due 06/16/2014	2,445,000	2,566,516
Poland - 0.32%
Republic of Poland
6.375% due 07/15/2019	1,240,000	1,329,888
South Africa - 0.19%
South Africa Government International Bond
6.875% due 05/27/2019 (j)	750,000	805,312
South Korea - 0.50%
Republic of Korea
7.125% due 04/16/2019	1,890,000	2,124,231

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $7,432,396)		$7,825,972

CORPORATE BONDS - 21.36%
Banking - 1.21%
Bank of America Corp.
5.75% due 12/01/2017	585,000	569,053
7.375% due 05/15/2014	725,000	794,888
7.625% due 06/01/2019	1,250,000	1,376,257
Credit Suisse New York, MTN
5.00% due 05/15/2013	760,000	806,843
HSBC Holdings PLC
6.80% due 06/01/2038	435,000	463,662
US Bank NA, MTN
5.92% due 05/25/2012	1,019,591	1,067,481

		5,078,184

Biotechnology - 0.20%
Amgen, Inc.
6.40% due 02/01/2039	750,000	852,593
Broadcasting - 0.66%
British Sky Broadcasting Group PLC
9.50% due 11/15/2018 (f)	1,655,000	2,123,431
News America, Inc.
5.65% due 08/15/2020 (f)	265,000	272,632
6.90% due 08/15/2039 (f)	375,000	394,658

		2,790,721

Business Services - 0.05%
Thomson Reuters Corp.
5.95% due 07/15/2013	210,000	226,161

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable & Television - 0.33%
AT&T Broadband Corp.
8.375% due 03/15/2013	$919,000	$1,062,037
Rogers Cable, Inc.
5.50% due 03/15/2014	290,000	310,474

		1,372,511

Cellular Communications - 1.50%
Rogers Wireless, Inc.
6.375% due 03/01/2014	1,635,000	1,803,183
Verizon Wireless Capital LLC
3.75% due 05/20/2011 (f)	1,190,000	1,228,762
5.55% due 02/01/2014 (f)	295,000	319,010
7.375% due 11/15/2013 (f)	1,880,000	2,154,993
8.50% due 11/15/2018 (f)	630,000	793,552

		6,299,500

Chemicals - 0.57%
The Dow Chemical Company
4.85% due 08/15/2012	900,000	921,825
8.55% due 05/15/2019	1,350,000	1,470,494

		2,392,319

Commercial Services - 0.14%
Hutchison Whampoa International, Ltd.
7.625% due 04/09/2019 (f)	525,000	603,038
Computers & Business Equipment - 0.56%
Cisco Systems, Inc.
5.90% due 02/15/2039	485,000	518,297
Dell, Inc.
5.875% due 06/15/2019	315,000	331,115
Hewlett-Packard Company
4.75% due 06/02/2014	1,149,000	1,229,946
International Business Machines Corp.
7.625% due 10/15/2018	210,000	257,734

		2,337,092

Crude Petroleum & Natural Gas - 1.09%
Anadarko Petroleum Corp.
7.625% due 03/15/2014	820,000	926,876
8.70% due 03/15/2019	1,390,000	1,637,260
Petrobras International Finance Company
7.875% due 03/15/2019	1,785,000	2,012,588

		4,576,724

Domestic Oil - 0.10%
Valero Energy Corp.
9.375% due 03/15/2019	360,000	415,150
Electrical Utilities - 1.50%
Allegheny Energy Supply Company LLC
8.25% due 04/15/2012 (f)	455,000	493,295
Dominion Resources, Inc.
8.875% due 01/15/2019	1,690,000	2,124,090
DPL, Inc.
6.875% due 09/01/2011	785,000	832,028
FirstEnergy Solutions Corp.
4.80% due 02/15/2015 (f)	260,000	265,744
6.05% due 08/15/2021 (f)	370,000	374,033
6.80% due 08/15/2039 (f)	435,000	444,322
Nevada Power Company, Series A
8.25% due 06/01/2011	1,425,000	1,554,180
Progress Energy, Inc.
6.85% due 04/15/2012	$215,000	$235,241

		6,322,933

Energy - 0.19%
Duke Energy Corp.
6.30% due 02/01/2014	730,000	805,317
Financial Services - 5.25%
American Express Company
7.25% due 05/20/2014	1,065,000	1,172,027
8.15% due 03/19/2038	655,000	756,422
BP Capital Markets PLC
3.875% due 03/10/2015	2,575,000	2,659,285
Capital One Bank USA NA
8.80% due 07/15/2019	795,000	851,754
Citigroup, Inc.
6.125% due 05/15/2018	900,000	846,221
8.125% due 07/15/2039	570,000	585,901
Credit Suisse New York
5.50% due 05/01/2014	1,125,000	1,209,096
Goldman Sachs Capital II
5.793% until 06/01/2012, then variable due 12/29/2049	1,675,000	1,206,000
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	550,000	569,986
5.45% due 11/01/2012	1,175,000	1,252,530
6.75% due 10/01/2037	1,150,000	1,151,356
7.50% due 02/15/2019	426,000	490,452
JPMorgan Chase & Company
5.375% due 10/01/2012	1,570,000	1,685,712
6.30% due 04/23/2019	555,000	608,434
JPMorgan Chase Bank NA, BKNT
6.00% due 10/01/2017	910,000	959,317
JPMorgan Chase Capital XXV, Series Y
6.80% due 10/01/2037	815,000	768,045
Lazard Group LLC
6.85% due 06/15/2017	1,005,000	983,344
7.125% due 05/15/2015	995,000	999,514
Morgan Stanley
6.00% due 05/13/2014	1,623,000	1,721,011
Morgan Stanley, MTN
5.95% due 12/28/2017	1,020,000	1,042,976
6.625% due 04/01/2018	535,000	571,668

		22,091,051

Food & Beverages - 0.93%
Anheuser-Busch InBev Worldwide, Inc.
6.875% due 11/15/2019 (f)	395,000	441,840
7.75% due 01/15/2019 (f)	925,000	1,083,075
Diageo Capital PLC
7.375% due 01/15/2014	345,000	398,547
Kraft Foods, Inc.
6.125% due 02/01/2018	1,505,000	1,647,043
6.75% due 02/19/2014	295,000	334,798

		3,905,303

Gas & Pipeline Utilities - 1.03%
Energy Transfer Partners LP
8.50% due 04/15/2014	1,175,000	1,350,909
9.00% due 04/15/2019	885,000	1,065,952

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
Kinder Morgan, Inc.
6.50% due 09/01/2012	$1,900,000	$1,933,250

		4,350,111

Healthcare Products - 0.91%
CareFusion Corp.
4.125% due 08/01/2012 (f)	465,000	473,850
5.125% due 08/01/2014 (f)	805,000	834,431
6.375% due 08/01/2019 (f)	565,000	604,558
Roche Holdings, Inc.
6.00% due 03/01/2019	1,731,000	1,915,731

		3,828,570

Healthcare Services - 0.70%
Coventry Health Care, Inc.
5.95% due 03/15/2017	675,000	601,779
Express Scripts, Inc.
5.25% due 06/15/2012	735,000	779,651
6.25% due 06/15/2014	535,000	584,698
UnitedHealth Group, Inc.
6.875% due 02/15/2038	960,000	996,169

		2,962,297

Insurance - 0.09%
Liberty Mutual Group, Inc.
7.50% due 08/15/2036 (f)	498,000	389,189
International Oil - 0.82%
Husky Energy, Inc.
5.90% due 06/15/2014	285,000	306,673
6.80% due 09/15/2037	175,000	188,529
7.25% due 12/15/2019	470,000	531,482
Ras Laffan Liquefied Natural Gas Company, Ltd. III
4.50% due 09/30/2012 (f)	535,000	548,320
5.50% due 09/30/2014 (f)	1,280,000	1,324,540
6.332% due 09/30/2027 (f)	605,000	557,132

		3,456,676

Mining - 0.34%
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/2013	675,000	717,154
9.00% due 05/01/2019	595,000	712,681

		1,429,835

Paper - 0.10%
International Paper Company
7.50% due 08/15/2021	425,000	430,647
Pharmaceuticals - 0.23%
Schering-Plough Corp.
6.55% due 09/15/2037	830,000	985,496
Real Estate - 1.64%
HCP, Inc.
5.65% due 12/15/2013	805,000	775,569
6.00% due 01/30/2017	160,000	145,918
HCP, Inc., MTN
6.30% due 09/15/2016	125,000	117,000
6.70% due 01/30/2018	295,000	273,236
Mack-Cali Realty Corp.
7.75% due 08/15/2019	360,000	364,949
Simon Property Group LP, REIT
6.75% due 05/15/2014	545,000	583,987
WEA Finance LLC
6.75% due 09/02/2019 (f)(j)	$920,000	$906,181
7.125% due 04/15/2018 (f)	1,545,000	1,587,197
7.50% due 06/02/2014 (f)	1,385,000	1,487,835
Westfield Group
5.40% due 10/01/2012 (f)	651,000	665,275

		6,907,147

Telephone - 0.68%
British Telecommunications PLC
9.625% due 12/15/2030	665,000	836,221
France Telecom SA
7.75% due 03/01/2011	500,000	543,439
Qwest Corp.
7.50% due 10/01/2014	900,000	892,125
Telefonica Emisiones SAU
5.984% due 06/20/2011	565,000	601,624

		2,873,409

Tobacco - 0.38%
Altria Group, Inc.
9.70% due 11/10/2018	960,000	1,174,315
9.95% due 11/10/2038	325,000	428,358

		1,602,673

Utility Service - 0.16%
Pacificorp
6.25% due 10/15/2037	600,000	684,334

TOTAL CORPORATE BONDS (Cost $84,116,302)		$89,968,981

MUNICIPAL BONDS - 0.14%
Texas - 0.14%
North Texas Tollway Authority
6.718% due 01/01/2049	555,000	594,516

TOTAL MUNICIPAL BONDS (Cost $555,000)		$594,516

COLLATERALIZED MORTGAGE
OBLIGATIONS - 19.32%
American Tower Trust, Series 2007-1A, Class AFX
5.4197% due 04/15/2037 (f)	484,000	459,800
Asset Securitization Corp., Series 1996-D3, Class A2
7.7736% due 10/13/2026 (b)	579,000	627,228
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A3
4.05% due 11/10/2038	156,000	156,002
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A2
5.001% due 10/10/2045	360,990	367,782
Banc of America Commercial Mortgage, Inc.,Series 2006-5, Class A2
5.317% due 09/10/2047	249,000	249,239
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2
5.309% due 10/10/2045	981,000	963,235
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2
5.634% due 04/10/2049 (b)	2,296,000	2,261,904

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class B
6.309% due 06/11/2035	$143,000	$144,232
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2
4.648% due 09/11/2036	318,000	320,200
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A5
4.58% due 02/10/2014	78,000	73,578
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP4, Class A3
5.61% due 11/15/2033	532,000	551,174
Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A2
4.72% due 11/11/2035 (b)	246,000	252,503
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR6, Class A6
4.825% due 11/11/2041	88,000	84,631
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2
6.46% due 10/15/2036	632,000	663,787
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A3
4.24% due 08/13/2039 (b)	121,287	121,962
Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class A6
4.75% due 02/13/2046	225,000	218,316
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4
5.405% due 12/11/2040	684,000	675,004
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2
5.588% due 09/11/2042	1,100,000	1,026,062
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2
4.83% due 08/15/2038	730,000	742,513
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	347,000	348,913
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	1,743,000	1,852,995
Commercial Mortgage Pass Through Certificates, Series 2004-LB3A, Class A5
5.446% due 07/10/2037 (b)	500,000	487,724
Commercial Mortgage Pass Through Certificates, Series 2001-J2A, Class A2
6.096% due 07/16/2034	868,000	906,215
Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A4
4.715% due 03/10/2039	912,000	902,251
CS First Boston Mortgage Securities Corp, Series 2005-C1, Class A3
4.813% due 02/15/2038	95,000	93,850
CS First Boston Mortgage Securities Corp, Series 2005-C5, Class A4
5.10% due 08/15/2038	336,000	324,836
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2
4.94% due 12/15/2035	616,000	636,961
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A4
6.505% due 02/15/2034	$408,061	$423,224
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3
6.38% due 12/18/2035	171,476	177,823
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4
5.435% due 09/15/2034	173,339	178,571
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3
6.133% due 04/15/2037	33,000	34,597
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2
5.183% due 11/15/2036	1,017,000	1,048,450
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A4
4.90% due 12/15/2036 (b)	210,000	210,497
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4
4.801% due 03/15/2036	180,000	184,627
CS First Boston Mortgage Securities Corp., Series 2003-CPN1, Class A2
4.597% due 03/15/2035	131,000	129,673
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B
7.18% due 11/10/2033	342,093	353,237
Federal Home Loan Mortgage Corp., Series 2003-2676, Class CY
4.00% due 09/15/2018	282,000	287,149
Federal Home Loan Mortgage Corp., Series 2003-2690, Class TV
4.50% due 11/15/2025	217,000	226,312
Federal Home Loan Mortgage Corp., Series 2004-2765, Class CT
4.00% due 03/15/2019	193,000	197,548
Federal Home Loan Mortgage Corp., Series 2004-2875, Class HB
4.00% due 10/15/2019	202,000	204,158
Federal Home Loan Mortgage Corp., Series 2005-3008, Class JM
4.50% due 07/15/2025	302,000	312,457
Federal Home Loan Mortgage Corp., Series 2005-3028, Class PG
5.50% due 09/15/2035	132,206	139,899
Federal Home Loan Mortgage Corp., Series 2009-K003, Class AAB
4.768% due 05/25/2018	545,000	556,323
Federal Home Loan Mortgage Corp., Series 2590,Class BY
5.00% due 03/15/2018	73,000	77,073
Federal Home Loan Mortgage Corp., Series 3465,Class HA
4.00% due 07/15/2017	482,479	499,241
Federal Home Loan Mortgage Corp., Series 2003-2590, Class NU
5.00% due 06/15/2017	381,000	397,166
Federal Home Loan Mortgage Corp., Series 2004-2790, Class TN
4.00% due 05/15/2024	408,000	408,662

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2005-3035, Class PA
5.50% due 09/15/2035	$234,383	$249,317
Federal Home Loan Mortgage Corp., Series 2007-3372, Class BD
4.50% due 10/15/2022	339,000	356,223
Federal National Mortgage Association, Series 2001-81, Class HE
6.50% due 01/25/2032	6,017,133	6,497,720
Federal National Mortgage Association, Series 2002-94, Class HQ
4.50% due 01/25/2018	280,000	292,476
Federal National Mortgage Association, Series 2003-125, Class AY
4.00% due 12/25/2018	82,000	84,030
Federal National Mortgage Association, Series 2004-3, Class HT
4.00% due 02/25/2019	111,000	113,789
Federal National Mortgage Association, Series 2004-80, Class LE
4.00% due 11/25/2019	1,528,000	1,552,035
Federal National Mortgage Association, Series 2004-81, Class KE
4.50% due 11/25/2019	150,000	155,540
Federal National Mortgage Association, Series 2007-77, Class MH
6.00% due 12/25/2036	7,614,261	8,028,592
Federal National Mortgage Association, Series 2008-66, Class B
5.00% due 08/25/2023	83,000	86,676
Federal National Mortgage Association, Series 2003-108, Class BE
4.00% due 11/25/2018	333,000	341,314
Federal National Mortgage Association, Series 2003-3, Class HJ
5.00% due 02/25/2018	324,000	344,990
Federal National Mortgage Association, Series 2004-60, Class PA
5.50% due 04/25/2034	228,521	241,763
Federal National Mortgage Association, Series 2005-58, Class MA
5.50% due 07/25/2035	190,964	202,887
Federal National Mortgage Association, Series 2005-69, Class JM
4.50% due 08/25/2025	331,000	342,657
Federal National Mortgage Association, Series 2007-113, Class DB
4.50% due 12/25/2022	340,000	353,510
Federal National Mortgage Association, Series 2007-30, Class MA
4.25% due 02/25/2037	592,457	605,618
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class 2A10
6.00% due 11/25/2036	189,046	147,352
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2
7.202% due 10/15/2032	238,025	246,079
First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2
7.39% due 12/15/2031	2,068	2,066
First Union National Bank Commercial Mortgage, Series 2001-C4, Class B
6.417% due 12/12/2033	$188,000	$188,818
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A1
5.56% due 06/10/2038	179,371	184,571
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3
6.269% due 12/10/2035	252,000	265,302
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4
5.5127% due 11/10/2045 (b)	2,181,000	2,041,206
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A3
6.03% due 08/11/2033	85,580	87,032
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2
7.724% due 03/15/2033 (b)	259,135	261,140
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2
4.93% due 07/10/2039	197,000	201,679
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2
5.6684% due 05/10/2040 (b)	193,000	198,186
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3, Class A4
5.023% due 04/10/2040	428,000	423,491
Government National Mortgage Association, Series 2006-37, Class JG
5.00% due 07/20/2036	254,000	266,930
Greenwich Capital Commercial Funding Corp, Series 2005-GG5, Class AAB
5.19% due 04/10/2037 (b)	642,000	642,667
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5
5.224% due 04/10/2037 (b)	2,526,000	2,290,723
GS Mortgage Securities Corp II, Series 2001-GL3A, Class A2
6.449% due 08/05/2018 (b)	949,000	997,676
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2002-CIB4, Class A3
6.162% due 05/12/2034	1,431,000	1,503,721
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2003-PM1A, Class A4
5.326% due 08/12/2040 (b)	1,000,000	1,025,353
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2007-CB19, Class A2
5.815% due 02/12/2049 (b)	189,000	189,253
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2007-LDPX, Class A2S
5.305% due 01/15/2049	1,353,000	1,310,149
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3
6.465% due 11/15/2035	1,264,000	1,289,397
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2
6.0512% due 04/15/2045 (b)	309,000	312,604
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class A2
5.161% due 10/12/2037	149,000	152,906

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A1
4.655% due 08/15/2042	$32,910	$33,104
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4
4.918% due 10/15/2042 (b)	346,000	330,573
JPMorgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2
7.371% due 08/15/2032 (b)	191,749	193,527
LB-UBS Commercial Mortgage Trust, Series 2000-C5, Class A2
6.51% due 12/15/2026	271,885	282,136
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5
4.853% due 09/15/2031	516,000	527,690
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4
4.568% due 01/15/2031	1,363,000	1,260,772
LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A5
4.628% due 10/15/2029	232,000	210,865
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2
5.084% due 02/15/2031	586,000	585,229
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30% due 11/15/2038	924,000	921,209
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A2
5.318% due 02/15/2040	469,000	466,494
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3
5.398% due 02/15/2040	451,000	432,573
LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2
7.37% due 08/15/2026	110,331	112,900
LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2
6.653% due 11/15/2027	242,000	253,291
LB-UBS Commercial Mortgage Trust, Series 2002-C2, Class A4
5.594% due 06/15/2031	842,000	878,289
LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4
4.166% due 05/15/2032	88,000	86,805
Merrill Lynch Mortgage Trust, Series 2003-KEY1,Class A4
5.236% due 11/12/2035 (b)	763,000	767,551
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A3A
4.949% due 07/12/2038 (b)	338,000	330,965
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2
5.439% due 02/12/2039 (b)	1,765,000	1,773,684
Morgan Stanley Capital I, Inc., Series 2005-T17, Class A5
4.78% due 12/13/2041	175,000	165,447
Morgan Stanley Capital I, Series 2004-HQ4, Class A7
4.97% due 04/14/2040	1,282,000	1,208,322
Morgan Stanley Capital I, Series 2004-IQ7, Class A4
5.5376% due 06/15/2038 (b)	$605,000	$573,443
Morgan Stanley Capital I, Series 2005-HQ5, Class A4
5.168% due 01/14/2042	169,000	165,441
Morgan Stanley Capital I, Series 2005-HQ6,Class A4A
4.989% due 08/13/2042	3,400,000	3,270,887
Morgan Stanley Capital I, Series 2006-HQ8, Class A2
5.374% due 03/12/2044	562,000	564,234
Morgan Stanley Capital I, Series 2007-HQ11, Class A31
5.439% due 02/12/2044 (b)	210,000	195,141
Morgan Stanley Capital I, Series 2007-IQ14, Class A2
5.61% due 04/15/2049	506,000	468,975
Morgan Stanley Capital I, Series 2003-IQ5, Class A4
5.01% due 04/15/2038	294,978	301,944
Morgan Stanley Capital I, Series 2003-T11, Class A4
5.15% due 06/13/2041	731,000	738,475
Morgan Stanley Capital I, Series 2004-HQ3, Class A4
4.80% due 01/13/2041	134,000	128,690
Morgan Stanley Capital I, Series 2005-HQ5, Class AAB
5.037% due 01/14/2042	748,000	766,177
Morgan Stanley Capital I, Series 2005-HQ7, Class AAB
5.1849% due 11/14/2042 (b)	494,000	507,294
Morgan Stanley Dean Witter Capital I, Series 2002-HQ, Class A3
6.51% due 04/15/2034	159,479	168,678
Morgan Stanley Dean Witter Capital I, Series 2002-IQ2, Class A4
5.74% due 12/15/2035	150,014	157,129
Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2
4.92% due 03/12/2035	500,000	512,645
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4
6.66% due 02/15/2033	524,458	546,282
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4
6.39% due 10/15/2035	2,003,348	2,115,702
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A1S
0.3756% due 02/25/2047 (b)	101,553	76,568
Nomura Asset Securities Corp.
6.69% due 03/15/2030	953,000	1,019,107
Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A2
4.467% due 03/18/2036	278,228	284,321
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2
6.592% due 12/18/2033	844,288	867,219
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4
6.287% due 04/15/2034	347,000	375,181

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A2
3.989% due 06/15/2035	$136,000	$133,405
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A3
4.957% due 08/15/2035	367,000	362,379
Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class A3
4.445% due 11/15/2035	197,000	194,350
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A4
5.03% due 01/15/2041	379,000	340,785
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4
4.935% due 04/15/2042	105,000	100,498

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $78,974,047)		$81,393,398

ASSET BACKED SECURITIES - 5.20%
American Express Credit Account Master Trust, Series 2009-2, Class A
1.5088% due 03/15/2017 (b)(j)	1,378,000	1,378,000
Americredit Prime Automobile Receivable, Series 2007-1, Class A3
5.27% due 11/08/2011 (b)	223,300	224,709
BA Credit Card Trust, Series 2006-A12, Class A12
0.2928% due 03/15/2014 (b)	318,000	310,613
BA Credit Card Trust, Series 2006-A8, Class A8
0.3028% due 05/16/2016 (b)	286,000	269,789
BA Credit Card Trust, Series 2007-A6, Class A6
0.3328% due 09/15/2016 (b)	362,000	339,936
Capital One Multi-Asset Execution Trust, Series 2006-A11, Class A11
0.3628% due 06/17/2019 (b)	1,163,000	1,054,387
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3
5.05% due 02/15/2016	1,785,000	1,904,555
Chase Issuance Trust, Series 2008-A9, Class A9
4.26% due 05/15/2013	272,000	284,105
Citicorp Residential Mortgage Securities, Inc., Series 2006-1, Class A2
5.682% due 07/25/2036	57,948	57,453
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL1, Class A2A
0.3056% due 12/25/2036 (b)	125,510	110,830
Daimler Chrysler Auto Trust, Series 2008-B, Class A2B
1.2056% due 07/08/2011 (b)	325,972	326,338
Daimler Chrysler Auto Trust, Series 2007-A, Class A4
2.00% due 03/08/2013	835,000	869,409
Daimler Chrysler Master Owner Trust, Series 2006-A, Class A
0.3028% due 11/15/2011 (b)	22,937	22,827
Discover Card Master Trust I, Series 2005-4, Class A2
0.3628% due 06/16/2015 (b)	266,000	254,593
Discover Card Master Trust I, Series 2006-2, Class A3
0.3528% due 01/19/2016 (b)	771,000	729,839
Discover Card Master Trust I, Series 2006-3, Class A1
0.3028% due 03/15/2014 (b)	$212,000	$206,717
Discover Card Master Trust, Series 2007-A2, Class A2
0.9694% due 06/15/2015 (b)	2,345,000	2,264,007
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2
5.261% due 04/25/2037 (f)	480,000	390,439
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A
0.5228% due 06/15/2013 (b)	554,000	518,266
Harley-Davidson Motorcycle Trust, Series 2009-1,Class A4
4.55% due 01/15/2017	242,000	251,245
Harley-Davidson Motorcycle Trust, Series 2009-2,Class A4
3.32% due 02/15/2017	443,000	445,916
Harley-Davidson Motorcycle Trust, Series 2008-1, Class A3A
4.25% due 02/15/2013	361,000	369,067
Honda Auto Receivables Owner Trust, Series 2009-3, Class A4
3.30% due 09/15/2015	1,626,000	1,659,173
MBNA Master Credit Card Trust, Series 1997-B,Class A
0.4328% due 08/15/2014 (b)	2,029,000	1,970,690
Morgan Stanley ABS Capital I, Series 2007-HE2, Class A2A
0.3056% due 01/25/2037 (b)	66,813	57,507
Morgan Stanley Home Equity Loans, Series 2007-1, Class A1
0.3156% due 12/25/2036 (b)	62,020	57,546
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A4
4.74% due 08/17/2015	237,000	244,882
SLC Student Loan Trust, Series 2008-1, Class A4A
2.2294% due 12/15/2032 (b)	1,233,000	1,229,768
SLM Student Loan Trust, Series 2002-5, Class A4L
0.7794% due 09/17/2018 (b)	121,067	120,012
SLM Student Loan Trust, Series 2003-3, Class A4
0.8494% due 12/15/2017 (b)	157,897	152,875
SLM Student Loan Trust, Series 2003-6, Class A4
0.8294% due 12/17/2018 (b)	128,268	126,873
SLM Student Loan Trust, Series 2008-4, Class A4
2.1537% due 07/25/2022 (b)	1,314,000	1,322,104
SLM Student Loan Trust, Series 2008-5, Class A4
2.2037% due 07/25/2023 (b)	1,320,000	1,347,296
SLM Student Loan Trust, Series 2008-6, Class A4
1.6037% due 07/25/2023 (b)	321,000	318,805
Swift Master Auto Receivables Trust, Series 2007-1, Class A
0.3728% due 06/15/2012 (b)	164,000	158,260
Triad Auto Receivables Owner Trust, Series 2006-B, Class A3
5.41% due 08/12/2011	196,371	197,192
Triad Auto Receivables Owner Trust, Series 2006-C, Class A3
5.26% due 11/14/2011	100,735	101,146

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Core Bond Fund (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
World Omni Auto Receivables Trust, Series 2009-A, Class A4
5.12% due 05/15/2014	$245,000	$258,578

TOTAL ASSET BACKED SECURITIES (Cost $21,361,320)		$21,905,747

SUPRANATIONAL OBLIGATIONS - 0.35%
Banking - 0.35%
Export-Import Bank of Korea
5.50% due 10/17/2012	565,000	584,148
5.875% due 01/14/2015	850,000	883,745

		1,467,893

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,419,150)		$1,467,893

REPURCHASE AGREEMENTS - 0.25%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $1,074,002 on 09/01/2009, collateralized by $1,065,000 Federal National Mortgage Association, 5.625% due 09/18/2017 (valued at $1,095,619, including interest)	$1,074,000	$1,074,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,074,000)		$1,074,000

SHORT TERM INVESTMENTS - 3.95%
Bank of America Corp.
0.19% due 09/01/2009	$6,197,000	$6,197,000
Deutsche Bank Financial LLC
0.13% due 09/01/2009	4,229,000	4,229,000
UBS Finance Delaware LLC
0.19% due 09/01/2009	6,197,000	6,197,000

TOTAL SHORT TERM INVESTMENTS (Cost $16,623,000)		$16,623,000

Total Investments (Core Bond Fund) (Cost $452,431,977) - 110.27%		$464,505,456
Other assets and liabilities, net - (10.27)%		(43,258,844)

TOTAL NET ASSETS - 100.00%		$421,246,612

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 100.00%
Federal National Mortgage Association
5.00%, TBA **	$2,500,000	$2,565,625
5.50%, TBA **	4,500,000	4,720,782
6.00%, TBA **	2,500,000	2,648,828

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $9,867,188)		$9,935,235

Total Securities Sold Short (Core Bond Fund) (Proceeds $9,867,188)		$9,935,235

Emerging Markets Value Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 96.54%

Brazil - 7.26%
Acucar Guarani SA *	56,500	$176,872
Banco Alfa de Investimento SA *	10,300	40,223
Bematech SA	83,600	360,180
BM&F BOVESPA SA	1,173,500	7,235,141
BR Malls Participacoes SA *	180,900	1,842,882
Brascan Residential Properties SA	242,200	976,665
Braskem SA, SADR * (a)	164,396	1,834,659
Camargo Correa Desenvolvimento Imobiliario SA	69,100	207,150
Cia Providencia Industria e Comercio SA	30,900	100,666
Cosan SA Industria e Comercio *	198,100	2,218,863
Cremer SA	77,000	608,744
Empresa Brasileira de Aeronautica SA, ADR *	28,000	594,720
Eternit SA	35,600	136,945
Even Construtora e Incorporadora SA	223,200	807,674
Ez Tec Empreendimentos e Participacoes SA	79,800	299,351
Gafisa SA	256,600	3,718,229
Gerdau SA, SADR (a)	1,530,852	17,987,511
Gerdau SA	234,900	2,125,031
Grendene SA	80,200	1,071,489
Guararapes Confeccoes SA	15,200	312,759
Helbor Empreendimentos SA	39,800	203,783
IdeiasNet SA *	161,600	305,245
Iguatemi Empresa de Shopping Centers SA	77,100	948,256
Industrias Romi SA *	138,700	886,055
JBS SA	806,200	3,345,086
JHSF Participacoes SA	360,800	641,312
Kepler Weber SA *	670,300	56,905
Kroton Educacional SA	19,200	183,371
Kroton Educacional SA *	12,713	121,417
Log-in Logistica Intermodal SA	71,500	314,878
Marfrig Frigorificos e Comercio de Alimentos SA *	32,600	273,295
Medial Saude SA *	84,300	420,449
MPX Energia SA	68,000	620,576
Multiplan Empreendimentos Imobiliarios SA	41,400	560,142
Obrascon Huarte Lain Brasil SA	53,600	676,008
Paranapanema SA *	361,900	902,494
Plascar Participacoes Industriais SA *	118,100	147,883
Porto Seguro SA *	84,500	775,641
Positivo Informatica SA	57,300	458,777
Rodobens Negocios Imobiliarios SA	33,200	317,080

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Rossi Residencial SA	242,100	$1,536,327
Sao Carlos Empreendimentos e Participacoes SA	79,700	655,462
Sao Martinho SA *	109,400	981,564
Sul America SA	89,900	1,776,821
Suzano Papel e Celulose SA *	337,400	3,186,565
Trisul SA	19,600	53,038
Ultrapar Participacoes SA, ADR	161,060	5,840,036
Usinas Siderurgicas de Minas Gerais SA	168,400	3,970,762
Votorantim Celulose e Papel SA, SADR * (a)	155,200	2,453,712

		75,268,694

Chile - 2.73%
Banco de Credito e Inversiones	26,618	725,836
Cementos Bio-Bio SA	2,795	5,275
Cia General de Electricidad	397,095	2,595,908
Cintac SA	78,352	33,251
Companhia de Consumidores de Gas de Santiago SA	229,623	953,739
Companhia Sudamericana de Vapores SA *	1,025,846	774,363
Corpbanca SA, SADR	11,885	338,723
Cristalerias de Chile SA	62,943	636,648
Empresas CMPC SA	178,028	5,147,139
Empresas Copec SA	663,096	7,891,291
Enersis SA, SADR (a)	459,633	7,956,247
Industrias Forestales SA	150,246	35,272
Madeco SA, SADR	50,956	328,666
Masisa SA	6,326,453	828,294
Vina San Pedro SA	16,425,632	124,583

		28,375,235

China - 3.27%
Angang New Steel Company, Ltd., Class H (a)	1,288,000	2,443,990
Bank of China, Ltd.	17,875,000	8,690,643
Beijing Capital International Airport Company, Ltd., Class H *	3,036,000	1,694,872
Chaoda Modern Agriculture Holdings, Ltd.	3,681,656	2,196,473
China Communications Services Corp., Ltd., Class H	306,000	171,574
China COSCO Holdings Company, Ltd.	2,490,000	3,014,092
China Rare Earth Holdings, Ltd. - Hong Kong Exchange	1,272,000	231,873
China Shineway Pharmaceutical Group, Ltd. -Hong Kong Exchange	142,000	133,144
China Shipping Container Lines Company, Ltd. *	4,286,850	1,569,677
China Shipping Development Company, Ltd., Class H	1,188,000	1,485,624
Country Garden Holdings Company, Ltd.	3,687,000	1,521,378
Dongfeng Motor Group Company, Ltd.	2,576,000	2,673,936
Guangshen Railway Company, Ltd., Class H	110,000	47,812
Guangshen Railway Company, Ltd., SADR	38,900	855,411
Hunan Non Ferrous Metal Corp., Ltd. *	2,694,000	728,468
KWG Property Holding, Ltd.	1,282,987	755,283
Maanshan Iron & Steel Company, Ltd. *	2,258,000	1,386,565
Qingling Motors Company, Ltd.	1,170,000	219,932
Semiconductor Manufacturing International Corp., SADR *	209,323	523,308
Semiconductor Manufacturing International Corp. *	14,639,000	699,998
Shanghai Forte Land Company	1,195,405	337,543
Shui On Land, Ltd.	3,566,750	1,977,615
Sinotrans, Ltd., Class H	2,507,000	593,190

		33,952,401

Czech Republic - 0.27%
Pegas Nonwovens SA	21,000	532,626
Unipetrol AS * (a)	306,126	2,272,134

		2,804,760

Hong Kong - 7.22%
Agile Property Holdings, Ltd.	2,208,000	2,488,104
Amvig Holdings, Ltd.	666,000	453,330
Baoye Group Company, Ltd.	508,000	301,433
Beijing Capital Land, Ltd.	1,438,000	505,445
Beijing Development Hong Kong, Ltd. *	190,000	22,543
Beijing Enterprises Holdings, Ltd.	647,500	3,216,222
Beijing North Star Company, Ltd.	1,188,000	408,985
Bosideng International Holdings, Ltd.	2,970,000	455,848
Brilliance China Automotive Holdings, Ltd. *	3,630,000	421,293
Catic Shenzhen Holdings, Ltd. *	140,000	37,919
China Aerospace International Holdings, Ltd. *	2,697,400	250,583
China Agri-Industries Holdings, Ltd.	2,464,000	1,731,914
China Aoyuan Property Group, Ltd. *	1,372,000	238,827
China Everbright, Ltd.	999,000	2,364,423
China Grand Forestry Resources Group, Ltd. *	7,372,000	299,156
China Haidian Holdings, Ltd.	726,000	64,714
China Merchants Holdings International Company, Ltd.	1,207,771	3,914,413
China Molybdenum Company, Ltd. (f)	1,008,000	754,980
China Nickel Resources Holding Company, Ltd.	886,000	160,469
China Pharmaceutical Group, Ltd.	1,286,000	701,647
China Properties Group, Ltd. *	947,000	246,269
China Resources Enterprises, Ltd.	1,554,000	3,629,531
China Travel International Investment Hong Kong, Ltd.	4,678,000	925,595
Chongqing Iron & Steel Company, Ltd.	886,000	326,706
Citic Pacific, Ltd.	1,420,923	3,802,371
CITIC Resources Holdings, Ltd. *	4,270,000	1,177,682
COFCO International, Ltd.	866,000	536,874
Comba Telecom Systems Holdings, Ltd.	618,200	402,466
Cosco International Holdings, Ltd.	1,105,040	451,424
Cosco Pacific, Ltd.	1,812,000	2,710,424
DaChan Food Asia, Ltd.	655,000	126,971
Dalian Port PDA Company, Ltd.	1,324,000	574,785
Denway Motors, Ltd.	5,532,000	2,496,761
Digital China Holdings, Ltd.	103,000	87,140
Dynasty Fine Wines Group, Ltd.	654,000	133,534
First Tractor Company, Ltd.	236,000	91,885
Fosun International	2,194,000	1,700,672
Fu Ji Food & Catering Services Holdings, Ltd. *	410,000	402,041
Geely Automobile Holdings Company, Ltd.	2,210,000	535,803
Global Bio-Chem Technology Group Company, Ltd.	2,198,000	534,147
Great Wall Motor Company, Ltd.	632,000	544,667

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Great Wall Technology Company, Ltd.	142,000	$42,323
Greentown China Holdings, Ltd. *	866,000	1,030,363
Guangzhou Investment Company, Ltd.	6,164,000	1,075,658
Guangzhou Pharmaceutical Company, Ltd.	376,000	180,110
Hainan Meilan International Airport Company, Ltd.	235,000	165,382
Harbin Power Equipment Company, Ltd.	1,056,000	1,054,029
Hidili Industry International Development, Ltd. *	1,623,000	1,624,433
HKC Holdings, Ltd.	3,833,409	282,523
Hopson Development Holdings, Ltd., GDR	1,006,000	1,483,906
Innomaxx Biotechnology Group, Ltd. *	6,340,000	290,729
Intime Department Store Group Company, Ltd.	990,000	665,234
Jingwei Textile Machinery Company, Ltd.	62,000	14,689
Ju Teng International Holdings, Ltd.	936,000	694,009
Kingway Brewery Holdings, Ltd. *	522,000	89,548
Lingbao Gold Company, Ltd. *	446,000	153,341
Lonking Holdings, Ltd.	941,000	561,980
Minmetals Resources, Ltd. *	1,240,000	307,861
Minth Group, Ltd.	786,000	700,392
Nan Hai Corp., Ltd. *	20,500,000	187,743
Neo-China Group Holdings, Ltd. (l)	341,500	0
Nine Dragons Paper Holdings, Ltd.	1,793,000	1,988,295
Poly Hong Kong Investment, Ltd.	776,000	632,049
Qin Jia Yuan Media Services Company, Ltd.	481,176	95,103
Qunxing Paper Holdings Company, Ltd.	549,000	242,175
Shanghai Industrial Holdings, Ltd.	742,000	3,573,091
Shanghai Prime Machinery Company, Ltd.	1,124,000	199,056
Shanghai Real Estate, Ltd. *	2,860,000	287,646
Shenzhen International Holdings, Ltd.	13,565,000	997,143
Shenzhen Investment, Ltd.	2,658,000	952,848
Shenzhou International Group Holdings, Ltd.	274,000	251,623
Shimao Property Holdings, Ltd., GDR	2,075,500	3,093,506
Shougang Concord International Enterprises Company, Ltd.	5,152,000	928,965
Sichuan Xinhua Winshare Chainstore Company, Ltd.	628,000	224,741
Sino Biopharmaceutical, Ltd.	357,333	69,075
Sino Union Petroleum & Chemical International, Ltd. *	3,390,000	293,133
SinoCom Software Group, Ltd.	17,000	1,802
Sinofert Holdings, Ltd.	172,000	77,791
Sinolink Worldwide Holdings, Ltd.	2,614,000	478,733
Sino-Ocean Land Holdings, Ltd.	4,171,639	3,808,972
Sinopec Kantons Holdings, Ltd.	620,000	187,939
Skyworth Digital Holdings, Ltd.	2,112,000	743,790
Stone Group Holdings, Ltd. *	750,000	39,667
TCL Communication Technology Holdings, Ltd. *	275,600	31,285
TCL Multimedia Technology Holdings, Ltd. *	675,200	307,790
Tian An China Investment, Ltd.	888,000	487,264
Tianjin Port Development Holdings, Ltd.	1,118,000	432,587
TPV Technology, Ltd.	1,882,000	1,023,423
Travelsky Technology, Ltd., Class H	994,000	647,507
Weiqiao Textile Company, Ltd.	695,500	486,164
Wuyi International Pharmaceutical Company, Ltd.	525,000	51,342
Xiamen International Port Company, Ltd.	1,446,000	252,397
Xingda International Holdings, Ltd.	1,029,000	362,873
Xinjiang Xinxin Mining Industry Company, Ltd.	1,190,000	633,140
Xiwang Sugar Holdings Company, Ltd.	449,020	114,865
Zhejiang Glass Company, Ltd. *	172,000	48,333

		74,880,362

Hungary - 2.53%
Danubius Hotel and Spa PLC *	951	17,955
Egis Gyogyszergyar Nyrt.	11,535	1,211,956
FHB Mortgage Bank PLC * (a)	29,649	163,544
Fotex PLC *	65,740	149,711
MOL Magyar Olaj & Gazipari Rt. *	143,846	11,283,437
OTP Bank Rt. * (a)	513,756	13,330,442
Raba Jarmuipari Holding Nyilvanosan Mukodo Rt. *	11,794	38,887
Synergon Information Systems, Ltd. *	2,700	11,726

		26,207,658

India - 12.27%
ABG Shipyard, Ltd.	4,049	17,896
ACC, Ltd.	39,341	645,278
Aditya Birla Nuvo, Ltd.	56,676	1,170,071
Ador Welding, Ltd.	5,167	14,994
Aftek, Ltd.	28,741	12,235
Alembic, Ltd.	38,000	36,438
Allahabad Bank	295,867	535,014
Alok Industries, Ltd.	223,780	102,807
Ambuja Cements, Ltd.	684,511	1,388,750
Amtek Auto, Ltd.	98,948	318,275
Andhra Bank	215,172	394,298
Ansal Properties & Infrastructure, Ltd.	9,294	15,286
Apollo Hospitals Enterprise, Ltd.	37,049	398,079
Apollo Tyres, Ltd.	154,850	134,906
Arvind Mills, Ltd. *	104,142	71,101
Ashapura Minechem, Ltd.	5,400	4,749
Ashok Leyland, Ltd.	1,278,503	1,020,712
Aurobindo Pharma, Ltd.	69,793	1,007,120
Avaya Global Connect, Ltd.	5,668	16,456
Axis Bank, Ltd.	158,880	2,940,222
Bajaj Auto Finance, Ltd.	11,946	50,455
Bajaj Auto, Ltd.	53,373	513,079
Bajaj Finserv, Ltd.	24,676	142,257
Bajaj Hindusthan, Ltd.	135,981	503,876
Balaji Telefilms, Ltd.	11,528	14,591
Ballarpur Industries, Ltd.	597,281	295,247
Balmer Lawrie & Company, Ltd.	1,500	15,655
Balrampur Chini Mills, Ltd.	392,549	935,219
Bank of Maharashtra	130,888	108,455
Bank of Rajasthan	47,965	75,953
Bata India, Ltd.	25,249	86,838
Bharat Earth Movers, Ltd.	27,755	629,764
Bharat Forge, Ltd.	126,661	569,668
Bhushan Steel, Ltd.	16,585	365,334
Biocon, Ltd.	138,485	674,381
Birla Corp., Ltd.	41,760	254,922
Bombay Dyeing & Manufacturing Company, Ltd.	6,668	51,185
Bombay Rayon Fashions, Ltd.	46,150	191,157

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Cairn India, Ltd. *	537,071	$2,926,047
Century Textile & Industries, Ltd.	32,699	309,648
Chambal Fertilizers & Chemicals, Ltd.	224,870	243,934
Chi Investments, Ltd. *	6,513	7,608
Cholamandalam DBS Finance, Ltd. *	7,563	8,959
City Union Bank, Ltd.	58,500	32,915
CMC, Ltd.	1,800	37,154
Coromandel Fertilisers, Ltd.	12,000	42,175
Cranes Software International, Ltd.	3,000	2,763
Dalmia Cement Bharat, Ltd.	6,800	29,563
DCM Shriram Consolidated, Ltd.	26,804	34,687
Deepak Fertilizers & Petrochemicals Corp., Ltd.	34,858	60,574
DLF, Ltd.	264,611	2,290,520
Dr. Reddy’s Laboratories, Ltd.	62,300	1,009,810
Edelweiss Capital, Ltd.	11,400	102,203
Eicher Motors, Ltd.	7,035	64,070
EID Parry India, Ltd.	40,945	273,786
Elder Pharmaceuticals, Ltd.	3,200	19,352
Electrosteel Castings, Ltd.	47,000	40,631
Escorts, Ltd. *	36,222	53,624
Essel Propack, Ltd.	6,500	4,155
Eveready Industries, Ltd. *	21,000	27,257
FDC, Ltd.	31,000	30,303
Federal Bank, Ltd.	274,293	1,225,206
Financial Technologies, Ltd.	37,632	1,155,078
Finolex Cables, Ltd.	27,100	23,731
Finolex Industries, Ltd.	62,340	69,505
Fortis Healthcare, Ltd. *	135,361	308,819
Gammon India, Ltd.	66,972	254,148
Geodesic, Ltd.	40,000	101,278
Gitanjali Gems, Ltd.	31,915	77,708
Godrej Industries, Ltd.	116,069	452,605
Graphite India, Ltd.	75,397	91,489
Grasim Industries, Ltd.	70,103	3,847,339
Great Eastern Shipping Company, Ltd.	121,552	704,460
Great Offshore, Ltd. *	45,068	489,130
GTL, Ltd.	48,244	290,648
Gujarat Alkalies & Chemicals, Ltd.	35,989	83,277
Gujarat Ambuja Exports, Ltd.	15,000	7,368
Gujarat Flourochemicals, Ltd.	13,363	40,753
Gujarat Narmada Valley Fertilizers Company, Ltd.	51,735	101,704
Gujarat State Fertilisers & Chemicals, Ltd.	17,219	52,153
HCL Infosystems, Ltd.	148,100	455,025
HCL Technologies, Ltd.	351,250	2,159,189
HEG, Ltd.	13,300	71,900
Hexaware Technologies, Ltd.	38,931	66,947
Himatsingka Seide, Ltd. *	4,000	2,925
Hindalco Industries, Ltd. *	151,306	327,463
Hinduja TMT, Ltd.	5,652	26,988
Hindustan Construction Company, Ltd.	237,251	538,921
Hindustan Motors, Ltd. *	62,438	29,441
Hotel Leela Venture, Ltd.	112,844	77,268
Housing Development & Infrastructure, Ltd. *	11,538	74,511
ICICI Bank, Ltd., SADR (a)	736,341	22,473,127
I-Flex Solutions, Ltd. *	38,652	1,366,711
India Cements, Ltd.	453,680	1,253,984
India Glycols, Ltd.	14,305	28,160
India Infoline, Ltd.	155,315	431,984
Indiabulls Financial Services, Ltd. *	304,539	1,305,233
Indiabulls Real Estate, Ltd. *	122,920	692,957
Indian Hotels Company, Ltd.	708,519	952,833
Indian Overseas Bank	261,467	450,996
IndusInd Bank, Ltd.	348,258	731,819
Industrial Development Bank of India, Ltd.	391,102	829,831
Infomedia India, Ltd.	7,700	14,631
Infotech Enterprises, Ltd.	2,000	10,188
Infrastructure Development Finance Company, Ltd.	1,272,514	3,492,953
Ingersoll-Rand India, Ltd.	6,375	42,289
Ipca Laboratories, Ltd.	4,298	60,830
IVRCL Infrastructures & Projects, Ltd.	172,406	1,279,532
Jammu & Kashmir Bank, Ltd. *	22,831	281,458
JB Chemicals & Pharmaceuticals, Ltd.	21,800	23,007
JBF Industries, Ltd.	33,159	65,309
Jet Airways India, Ltd. *	32,379	175,171
Jindal Saw, Ltd.	42,642	480,131
Jindal Stainless, Ltd. *	44,557	73,354
JK Tyre & Industries, Ltd.	14,533	27,033
JSW Steel, Ltd.	125,202	1,759,098
Jubilant Organosys, Ltd.	29,000	140,023
Jyoti Structures, Ltd.	10,126	31,939
Kalpataru Power Transmission, Ltd.	5,788	98,748
Karnataka Bank, Ltd.	155,196	401,046
Karur Vysya Bank, Ltd.	21,841	142,880
Kesoram Industries, Ltd.	31,455	237,495
Kirloskar Oil Engines, Ltd.	57,456	134,556
Kotak Mahindra Bank, Ltd.	207,362	3,043,502
Lakshmi Machine Works, Ltd.	1,969	44,112
LIC Housing Finance, Ltd.	122,389	1,618,892
Madras Cements, Ltd.	90,107	200,917
Maharashtra Seamless, Ltd.	62,316	380,889
Mahindra & Mahindra Financial Services, Ltd.	10,200	44,409
Mahindra & Mahindra, Ltd.	276,840	4,897,747
Mahindra Lifespace Developers, Ltd.	9,110	69,705
Mangalam Cement, Ltd.	14,461	40,565
Mastek, Ltd.	11,271	71,293
MAX India, Ltd. *	130,355	491,867
Mercator Lines, Ltd. *	182,292	219,945
Monnet Ispat & Energy, Ltd.	19,233	131,576
Moser Baer India, Ltd. *	335,661	619,689
MRF, Ltd.	680	59,503
Mukand, Ltd. *	28,732	29,025
Nagarjuna Construction Company, Ltd.	246,877	684,217
Nagarjuna Fertilizers & Chemicals, Ltd. *	229,114	160,935
Nahar Spinning Mills, Ltd.	6,600	6,408
National Organic Chemical Industries, Ltd.	80,241	49,143
Navneet Publications India, Ltd.	46,585	91,464
NIIT Technologies, Ltd.	18,577	48,077
NIIT, Ltd.	35,844	51,160
Nirma, Ltd.	20,100	73,351
OCL India, Ltd.	1,500	4,007

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Orchid Chemicals & Pharmaceuticals, Ltd.	56,302	$138,829
Orient Paper & Industries, Ltd.	51,770	59,087
Oriental Bank of Commerce	124,848	470,471
Panacea Biotec, Ltd.	26,548	103,138
Pantaloon Retail India, Ltd.	800	5,142
Patel Engineering Ltd	15,429	138,503
Patni Computer Systems, Ltd.	70,484	611,822
Petronet LNG, Ltd.	548,610	822,582
Polaris Software Lab, Ltd.	39,735	117,356
Prism Cement, Ltd.	45,201	52,106
PSL, Ltd.	6,900	22,558
PTC India, Ltd. *	311,479	601,309
Punj Lloyd, Ltd.	224,909	1,233,870
Raymond, Ltd. *	33,679	123,257
REI Six Ten Retail, Ltd. *	1,558	25,485
Reliance Capital, Ltd.	122,106	2,166,445
Reliance Communications, Ltd.	907,725	4,833,525
Reliance Industries, Ltd., GDR * (f)	121,038	10,288,230
Reliance Industries, Ltd. *	6,070	248,673
Rolta India, Ltd.	140,629	512,978
Ruchi Soya Industries, Ltd.	153,126	263,697
Seamec, Ltd. *	14,000	53,664
Sicagen India, Ltd. *	4,881	1,515
Sical Logistics, Ltd. *	4,881	5,742
SKF India, Ltd.	4,700	25,759
Sonata Software, Ltd.	23,000	18,260
South Indian Bank, Ltd.	182,894	434,969
SREI Infrastructure Finance, Ltd.	135,957	197,352
SRF, Ltd.	37,385	118,143
Sterlite Optical Technologies, Ltd.	20,008	101,708
Strides Arcolab, Ltd. *	13,608	41,631
Suzlon Energy, Ltd. *	534,875	1,019,613
Syndicate Bank, Ltd.	230,001	373,800
Tanla Solutions, Ltd.	86,834	110,934
Tata Chemicals, Ltd.	121,519	615,364
Tata Investment Corp., Ltd.	6,928	58,328
Tata Metaliks, Ltd. *	7,900	14,543
Tata Motors, Ltd., SADR (a)	64,300	745,237
Tata Motors, Ltd.	270,232	2,719,220
Tata Steel, Ltd.	254,815	2,211,885
Tata Tea, Ltd.	60,799	1,180,064
Teledata Marine Solutions *	23,607	16,560
Teledata Technology Solutions *	23,607	3,094
Torrent Pharmaceuticals, Ltd.	11,441	62,290
Triveni Engineering & Industries, Ltd.	172,863	398,942
Tube Investments of India, Ltd.	59,975	71,554
TVS Motor Company, Ltd. *	63,451	63,103
Unichem Laboratories, Ltd.	6,400	30,918
Union Bank of India, Ltd.	213,838	938,339
United Phosphorus, Ltd.	172,150	602,355
Usha Martin, Ltd.	106,610	117,829
Uttam Galva Steels, Ltd. *	56,948	122,296
Varun Shipping Company, Ltd.	62,246	77,042
Videocon Industries, Ltd.	91,080	464,992
Vimta Labs, Ltd. *	7,251	4,753
Welspun-Gujarat Stahl Rohren, Ltd.	120,815	578,530
Wockhardt, Ltd. *	60,840	200,523
Yes Bank, Ltd. *	213,967	729,029
Zee Entertainment Enterprises, Ltd.	147,094	632,291
Zensar Technologies, Ltd.	12,328	54,464
Zuari Industries, Ltd.	3,500	21,322

		127,280,162

Indonesia - 3.24%
Astra Graphia Tbk PT	606,500	16,535
Bakrie & Brothers Tbk PT *	80,136,261	1,047,954
Bakrieland Development Tbk PT *	49,951,000	1,726,999
Bank Bukopin Tbk PT	447,500	16,857
Bank Pan Indonesia Tbk PT *	7,411,500	538,646
Berlian Laju Tanker Tbk PT	9,878,333	729,761
Bhakti Investama Tbk PT	4,262,825	108,367
Budi Acid Jaya Tbk PT	2,039,000	49,785
Bumi Resources Tbk PT	48,204,930	14,066,663
Central Proteinaprima Tbk PT *	36,480,500	310,827
Charoen Pokphand Indonesia Tbk PT *	2,636,000	362,311
Ciputra Development Tbk PT *	8,719,000	661,386
Ciputra Surya Tbk PT *	971,000	53,888
Davomas Abadi Tbk PT *	8,435,500	61,091
Energi Mega Persada Tbk PT *	15,800,638	602,422
Global Mediacom Tbk PT *	20,303,500	668,150
Gudang Garam Tbk PT	1,594,000	2,259,663
Indah Kiat Pulp and Paper Corp Tbk PT *	6,340,000	1,118,653
Indofood Sukses Makmur Tbk PT	12,150,000	3,011,021
International Nickel Indonesia Tbk PT *	2,914,000	1,233,572
Kawasan Industri Jababeka Tbk PT *	15,626,500	198,086
Lippo Karawaci Tbk PT *	12,000,000	761,656
Matahari Putra Prima Tbk PT *	2,845,500	245,986
Medco Energi Internasional Tbk PT	4,442,000	1,299,906
Mitra Adiperkasa Tbk PT *	866,000	35,200
Panin Insurance Tbk PT *	1,443,000	30,910
Panin Life Tbk PT *	34,462,500	391,701
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	119,500	93,466
Polychem Indonesia Tbk PT *	1,930,000	21,812
Ramayana Lestari Sentosa Tbk PT	305,000	19,323
Samudera Indonesia Tbk PT	74,500	28,073
Summarecon Agung Tbk PT	15,602,000	777,571
Suryainti Permata Tbk PT *	1,802,000	22,579
Timah Tbk PT	1,769,000	368,346
Trias Sentosa Tbk PT	1,000,000	19,832
Trimegah Securities Tbk PT	1,540,500	28,273
Truba Alam Manunggal Engineering PT *	19,436,000	323,434
Tunas Ridean Tbk PT	1,851,500	289,285

		33,599,990

Israel - 2.91%
Africa-Israel Investments, Ltd. *	8,070	94,530
Alvarion, Ltd. *	116,282	441,636
American Israeli Paper Mills, Inc. *	4,745	273,360
AudioCodes, Ltd. *	26,116	49,238
Azorim Investment Development & Construction Company, Ltd. *	15,529	96,888
Bank Hapoalim, Ltd. *	2,321,779	7,456,943
Bank Leumi Le-Israel, Ltd. *	2,508,838	8,579,464

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Israel (continued)
Baran Group, Ltd. *	3,200	$17,061
Clal Industries & Investments, Ltd.	152,518	682,898
Clal Insurance Enterprise Holdings, Ltd. *	29,578	615,211
Delta Galil Industries, Ltd. *	8,190	30,187
Discount Investment Corp.	25,268	586,014
Electra, Ltd.	2,170	278,795
Elron Electronic Industries, Ltd. *	23,021	106,611
First International Bank of Israel, Ltd. *	98,744	268,779
First International Bank of Israel, Ltd. *	41,750	566,628
Formula Systems, Ltd., GDR	3,500	30,310
Formula Systems, Ltd.	5,626	47,146
Frutarom Industries, Ltd.	32,526	250,925
Harel Insurance Investments, Ltd. *	17,134	823,268
Ituran Location & Control, Ltd.	2,562	24,166
Koor Industries, Ltd.	11,087	303,817
Leader Holding & Investments, Ltd. *	21,500	13,523
Makhteshim-Agam Industries, Ltd.	670,696	3,072,277
Mivtach Shamir Holdings, Ltd. *	7,505	191,271
Oil Refineries, Ltd.	1,716,777	721,352
Orbotech, Ltd. *	45,156	414,984
Ormat Industries, Ltd.	97,368	778,047
Packer Plada, Ltd.	575	24,220
Radvision, Ltd. *	33,400	295,191
Retalix, Ltd. *	43,124	418,192
Scailex Corp., Ltd. *	16,565	213,830
The Phoenix Holdings, Ltd. *	33,750	84,501
Union Bank of Israel, Ltd. *	25,609	106,530
United Mizrahi Bank, Ltd. *	290,497	2,208,011
Urdan Industries, Ltd. *	59,724	27,991

		30,193,795

Malaysia - 3.88%
Affin Holdings BHD	1,046,800	561,919
Al-’Aqar KPJ REIT	49,082	13,509
AMDB BHD *	180,000	24,578
AMMB Holdings BHD	3,884,450	4,515,465
Ann Joo Resources BHD *	374,700	241,646
Asas Dunia BHD *	94,000	15,482
Asia Pacific Land BHD *	282,100	23,236
Bandar Raya Developments BHD	1,190,700	522,800
Berjaya Corp. BHD	3,188,500	800,385
Berjaya Land BHD *	170,200	181,597
BIMB Holdings BHD	743,200	228,135
Boustead Holdings BHD	484,900	488,023
Cahya Mata Sarawak BHD	235,100	100,207
Dijaya Corp. BHD	16,900	5,449
DNP Holdings BHD	312,800	118,553
DRB-Hicom BHD	1,777,900	569,862
Eastern & Oriental BHD *	740,200	267,648
Eastern Pacific Industrial Corp. BHD	155,700	69,486
ECM Libra Avenue BHD	1,207,400	218,756
Encorp BHD	114,800	28,850
EON Capital BHD	633,500	912,944
Esso Malaysia BHD	89,000	60,180
General Corp. BHD	242,500	68,669
Globetronics Technology BHD	172,980	39,988
Glomac BHD	108,200	31,383
Goldis BHD *	268,500	86,496
Hap Seng Consolidated BHD	601,400	434,858
Hap Seng Plantations Holdings BHD	455,800	286,063
Hong Leong Credit BHD	534,400	783,366
Hong Leong Industries BHD	52,000	53,724
Hume Industries Malaysia BHD	138,900	115,634
Hunza Properties BHD	102,400	42,356
Hwang-DBS Malaysia BHD	69,400	30,811
IGB Corp. BHD	1,989,800	1,020,845
IJM Corp. BHD	1,933,700	3,269,957
Insas BHD *	460,100	58,813
Integrated Logistics BHD	167,200	47,354
Jaks Resources BHD *	413,200	94,930
Jaya Tiasa Holdings BHD	56,700	39,984
K & N Kenanga Holdings BHD *	154,200	29,073
Keck Seng BHD	178,900	194,306
Kian Joo Can Factory BHD	332,000	112,977
Kim Loong Resources BHD	37,800	21,621
Kinsteel BHD	605,400	158,576
KLCC Property Holdings BHD	1,299,200	1,214,520
KPJ Healthcare BHD	213,400	209,306
KSL Holdings BHD	155,066	45,383
KUB Malaysia BHD	592,900	84,664
Kulim Malaysia BHD	411,200	866,401
Kumpulan Hartanah Selangor BHD *	410,900	60,408
Landmarks BHD *	819,100	308,434
LBS Bina Group BHD *	210,000	27,240
Leader Universal Holdings BHD	490,700	102,637
Lion Corp. BHD *	812,793	92,193
Lion Diversified Holdings BHD	863,200	132,725
Lion Industries Corp. BHD	1,085,100	476,784
MAA Holdings BHD *	139,500	30,408
Malaysia Building Society BHD	482,500	131,234
Malaysian Airline System BHD *	108,600	97,192
Malaysian Plantations BHD	1,817,500	1,224,584
Matrix International BHD *	258,500	35,653
MBM Resources BHD	5,000	3,226
Measat Global BHD *	186,100	100,967
Mega First Corp. BHD	193,700	62,827
Melewar Industrial Group BHD	62,200	10,892
MK Land Holdings BHD *	656,100	72,708
MMC Corp. BHD	1,962,100	1,297,509
MNRB Holdings BHD	18,000	16,622
MTD ACPI Engineering BHD	88,100	15,397
Muhibbah Engineering M BHD	859,000	310,446
Mulpha International BHD *	2,033,000	267,709
Naim Cendera Holdings, Ltd. BHD	228,400	175,360
NCB Holdings BHD	4,000	3,318
New Straits Times Press BHD	183,500	92,711
Nylex Malaysia BHD	54,600	11,072
Oriental Holdings BHD	425,600	650,804
OSK Holdings BHD	1,036,500	406,274
OSK Property Holdings BHD	80,236	12,146
OSK Ventures International BHD *	157,045	25,585
Padiberas Nasional BHD	583,700	318,001
Panasonic Manufacturing Malaysia BHD	8,100	28,017

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Pelikan International Corp., Berhad	276,800	$118,982
PJ Development Holdings BHD	297,900	54,263
PPB Group BHD	1,088,600	4,741,134
Protasco BHD	141,500	36,103
Proton Holdings BHD	656,100	564,903
Ranhill BHD	382,200	103,484
RB Land Holdings BHD *	389,800	216,586
RHB Capital BHD	827,700	1,108,297
Sarawak Energy BHD	1,012,000	621,594
Scomi Group BHD	2,062,900	351,276
Selangor Dredging BHD	328,000	52,034
Shangri-La Hotels BHD	24,100	11,910
Shell Refining Company Federation of Malaya BHD	150,600	452,395
SHL Consolidated BHD	185,100	60,447
Southern Steel BHD	96,200	44,826
Sunrise BHD *	495,650	292,515
Sunway City BHD	519,300	497,690
Sunway Holdings, Inc. BHD	370,700	150,253
Supermax Corp BHD	345,800	248,901
Suria Capital Holdings BHD	286,100	96,686
Ta Ann Holdings BHD	246,100	321,068
TA Enterprise BHD	2,443,400	813,390
Talam Corp. BHD *	1,080,000	27,149
Tan Chong Motor Holdings BHD	963,800	534,165
TDM BHD	150,700	68,626
Tebrau Teguh BHD *	548,034	108,984
Time.com BHD *	1,972,700	215,493
Titan Chemicals Corp. *	1,472,700	489,390
Tradewinds Corp. BHD	660,000	121,825
Tradewinds Malaysia BHD	82,400	68,610
Unisem (M) Berhad	688,400	324,573
United Malacca BHD	83,200	199,140
V.S. Industry BHD	166,897	61,963
Wah Seong Corp. BHD	337,000	202,023
WTK Holdings BHD	477,500	154,562
YNH Property BHD *	940,887	502,703
YTL Cement BHD	53,800	63,269
Zelan Berhad	600,800	151,668

		40,264,731

Mexico - 8.25%
Alfa SA de CV	793,000	3,464,931
Alsea SAB de CV *	483,850	298,913
Axtel SAB de CV, ADR *	1,028,937	668,018
Carso Infraestructura y Construccion SA de CV *	483,300	242,116
Cemex SA de CV, SADR * (a)	1,506,953	20,012,336
Coca-Cola Femsa SAB de CV, SADR	40,521	1,806,426
Consorcio ARA SA de CV *	1,364,000	791,583
Corp. GEO SA de CV, Series B *	842,752	1,991,039
Desarrolladora Homex SA de CV *	419,700	2,468,999
Dine SA de CV *	103,700	48,533
Embotelladoras Arca SA de CV	916,541	2,209,293
Empresas ICA SA de CV, SADR * (a)	201,733	1,716,748
Empresas ICA Sociedad Controladora SA de CV *	25,600	54,155
Fomento Economico Mexicano SA de CV,SADR	366,825	$13,345,094
GMD Resorts SAB de CV *	69,300	22,833
Grupo Aeroportuario del Centro Norte Sab de CV	292,200	420,109
Grupo Aeroportuario del Pacifico SA de CV, Series B, SADR	128,400	3,360,228
Grupo Aeroportuario del Sureste SA de CV, SADR (a)	39,550	1,625,505
Grupo Aeroportuario del Sureste SA de CV	27,200	111,026
Grupo Carso SA de CV	1,218,100	3,872,052
Grupo Cementos de Chihuahua SA de CV	57,000	157,927
Grupo Continential SA de CV	59,862	115,427
Grupo Famsa SAB de CV *	270,434	428,912
Grupo Financiero Banorte SA de CV	2,763,470	8,151,194
Grupo Industrial Maseca SA de CV	2,600	1,497
Grupo Industrial Saltillo SA de CV *	100,600	19,586
Grupo Kuo SA de CV *	164,700	98,665
Grupo Mexicano de Desarrollo, SAB *	69,300	37,363
Grupo Mexico SAB de CV, Series B *	6,997,414	10,060,494
Grupo Simec SAB de CV *	198,600	545,493
Industrias CH SA de CV *	358,600	1,310,689
Organizacion Soriana SA de CV *	1,728,200	4,242,125
Qualitas Compania de Seguros SA de CV	258,200	102,474
Urbi Desarrollos Urbanos SA de CV *	915,100	1,747,388

		85,549,171

Philippines - 0.65%
Ayala Corp.	45,000	281,773
Benpres Holdings Corp. *	4,119,000	310,159
China Banking Corp.	4,140	34,070
DMCI Holdings, Inc.	3,234,000	585,845
Empire East Land Holdings, Inc. *	5,890,000	61,138
Filinvest Development Corp.	404,000	19,026
Filinvest Land, Inc. *	28,408,750	599,860
First Philippine Holdings Corp. *	546,800	467,345
Megaworld Corp.	23,269,000	763,558
Metropolitan Bank & Trust Company	1,329,500	1,058,348
Philippine National Bank *	740,400	377,367
Rizal Commercial Banking Corp.	455,400	160,160
Robinsons Land Corp.	3,333,000	746,722
Security Bank Corp.	155,100	163,235
Union Bank of Philippines	221,200	137,869
Universal Robina Corp.	2,161,100	463,685
Vista Land & Lifescapes, Inc. *	8,538,000	487,559

		6,717,719

Poland - 2.00%
Agora SA *	92,656	758,966
Bank BPH SA *	23,715	584,513
Bank Handlowy w Warszawie SA *	12,257	272,917
Bank Millennium SA *	548,772	963,468
Bioton SA *	3,890,187	409,853
Boryszew SA *	21,709	33,597
Ciech SA *	28,529	423,605
Computerland SA *	28,494	159,317
Debica SA	7,943	161,882
Echo Investment SA *	671,909	1,155,577

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Poland (continued)
Emperia Holding SA	2,613	$70,471
Fabryki Mebli Forte SA	23,417	106,299
Firma Chemiczna Dwory SA *	1,964,944	792,316
Getin Holding SA *	609,108	1,903,829
Grupa Kety SA *	23,810	855,079
Grupa Lotos SA *	123,912	1,130,929
Impexmetal SA *	74,550	59,763
Kredyt Bank SA *	59,632	225,957
Mostostal-Export SA *	22,387	22,377
Netia SA *	376,393	527,122
Orbis SA *	61,821	1,083,501
Pekaes SA	6,381	22,546
Pfleiderer Grajewo SA *	6,153	33,935
Pol-Aqua SA *	12,120	112,418
Polnord SA *	15,614	270,646
Polska Grupa Farmaceutyczna SA *	7,974	111,437
Polski Koncern Naftowy Orlen SA *	766,761	7,858,854
Przedsiebiorstwo Eksportu i Importu Kopex SA *	62,001	489,206
Stalexport Autostrady SA *	202,394	119,751

		20,720,131

South Africa - 11.10%
ABSA Group, Ltd.	423,364	6,905,409
Aeci, Ltd.	187,934	1,352,741
Afgri, Ltd.	672,603	484,478
African Bank Investments, Ltd.	874,834	3,248,525
AG Industries, Ltd. *	94,914	3,171
Allied Electronics Corp., Ltd.	93,711	326,472
Argent Industrial, Ltd.	106,615	119,921
Aveng, Ltd.	774,939	4,103,520
Barloworld, Ltd.	411,101	2,516,996
Bell Equipment, Ltd. *	83,308	111,988
Caxton & CTP Publishers & Printers, Ltd.	251,175	374,843
Ceramic Industries, Ltd.	1,781	18,773
DataTec, Ltd. *	323,118	1,003,324
Enaleni Pharmaceuticals, Ltd. *	553,406	295,400
Eqstra Holdings, Ltd. *	91,166	96,224
FirstRand, Ltd.	1,011,210	2,067,059
Freeworld Coatings, Ltd.	26,940	32,833
Gijima Ast Group, Ltd.	338,993	36,167
Gold Fields, Ltd., SADR (a)	1,201,658	14,504,012
Grindrod, Ltd.	745,786	1,640,524
Harmony Gold Mining Company, Ltd., SADR * (a)	576,931	5,423,151
Hulamin, Ltd.	109,348	196,789
Iliad Africa, Ltd.	269,008	268,007
Imperial Holdings, Ltd.	332,645	3,176,468
Investec, Ltd.	414,998	3,117,235
JD Group, Ltd.	360,070	1,968,875
Kap International Holdings, Ltd. *	90,584	20,926
Lewis Group, Ltd.	100,651	677,244
Medi-Clinic Corp., Ltd.	373,937	1,095,390
Merafe Resources, Ltd. *	2,035,010	419,133
Metair Investments, Ltd. *	99,170	55,325
Metorex, Ltd. *	16,745	8,609
Metropolitan Holdings, Ltd.	1,019,364	1,784,220
Mittal Steel South Africa, Ltd.	81,244	1,219,236
Mondi, Ltd.	285,579	1,430,963
Mustek, Ltd.	97,803	28,981
Mvelaphanda Group, Ltd.	555,725	446,125
Nampak, Ltd. *	1,079,367	2,380,503
Nedbank Group, Ltd.	370,590	5,492,410
Northam Platinum, Ltd.	195,797	1,009,547
Nu-World Holdings, Ltd. *	9,429	15,150
Omnia Holdings, Ltd.	92,644	696,896
Palabora Mining Company, Ltd.	7,609	83,048
Peregrine Holdings, Ltd.	219,538	268,289
PSG Group, Ltd.	183,733	490,142
Sanlam, Ltd.	4,143,344	10,936,061
Sappi, Ltd., SADR *	413,417	1,632,997
Sappi, Ltd.	189,700	736,199
Simmer and Jack Mines, Ltd. *	604,228	174,948
Standard Bank Group, Ltd.	1,927,232	24,925,087
Steinhoff International Holdings, Ltd. *	2,185,608	4,891,333
Super Group, Ltd. *	371,170	38,705
Tiger Wheels, Ltd. * (l)	14,267	0
Trans Hex Group, Ltd. *	25,075	11,390
Trencor, Ltd.	225,876	609,858
Value Group, Ltd.	267,946	103,328

		115,074,948

South Korea - 12.33%
Aekyung Petrochemical Company, Ltd.	1,450	19,090
Asia Cement Company, Ltd.	4,430	207,107
Asia Paper Manufacturing Company, Ltd. *	2,000	20,173
Asiana Airlines, Inc. *	120,880	363,720
AUK Corp. *	5,400	8,924
BNG Steel Company, Ltd. *	1,630	11,644
Boryung Pharmaceutical Company, Ltd.	1,188	40,113
Busan Bank	184,360	1,658,800
Byucksan Engineering & Construction Company, Ltd. *	6,140	15,525
Chokwang Leather Company, Ltd. *	2,300	13,387
Chong Kun Dang Pharm Corp.	1,200	19,334
Choongwae Pharma Corp.	2,667	40,330
Chosun Refractories Company, Ltd.	1,160	56,829
CJ CheilJedang Corp.	97	12,962
CJ Corp.	17,996	719,523
Dae Chang Industrial Company, Ltd. *	27,000	17,167
Dae Dong Industrial Company, Ltd.	2,600	51,746
Dae Han Flour Mills Company, Ltd.	1,742	174,283
Dae Won Kang Up Company, Ltd.	18,000	26,777
Daeduck Electronics Company, Ltd.	58,880	259,952
Daeduck GDS Company, Ltd.	5,010	42,280
Daegu Bank	185,600	2,160,490
Daehan Steel Company, Ltd.	9,350	105,849
Daehan Synthetic Fiber Company, Ltd.	130	7,211
Daekyo Company, Ltd.	62,070	287,660
Daelim Industrial Company, Ltd.	39,600	2,283,799
Daesang Corp. *	18,320	113,600
Daesung Industrial Company, Ltd.	1,883	102,904
Daewoo Engineering & Construction Company, Ltd. (a)	122,910	1,369,141
Daewoo Motor Sales Corp. *	53,167	497,436
Daewoong Company, Ltd.	620	11,531

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Daishin Securities Company, Ltd.	67,580	$878,442
Daiyang Metal *	4,090	7,352
Daou Technology, Inc.	48,110	326,043
DI Corp. *	8,700	8,737
Digital Power Communications Company, Ltd.	14,000	23,070
Dong Ah Tire & Rubber Company, Ltd.	3,100	19,702
Dong Su Industrial Company, Ltd.	10,880	70,361
Dong Wha Pharmaceutical Industrial Company, Ltd.	20,150	137,890
Dongbang Transport Logistics Company, Ltd.	5,650	11,215
Dongbu Corp.	16,730	129,421
Dongbu Hannong Chemicals Company, Ltd. *	41,060	277,913
Dongbu Securities Company, Ltd. *	28,389	175,286
Dongbu Steel Company, Ltd.	16,470	122,536
Dong-Il Corp.	630	25,265
Dongil Paper Manufacturing Company, Ltd.	13,000	11,290
Dongkuk Steel Mill Company, Ltd.	54,660	1,276,723
Dongwon F & B Company, Ltd.	800	24,971
Dongyang Engineering & Construction Corp.	1,469	22,102
Dongyang Mechatronics Corp.	24,424	84,033
Doosan Industrial Development Company, Ltd.	44,670	241,239
En Paper Manufacturing Company, Ltd. *	3,004	15,599
F&F Company, Ltd.	5,100	14,626
Fursys, Inc.	1,550	31,088
Gaon Cable Company, Ltd.	1,160	28,693
GS Holdings Corp.	72,730	1,920,122
Gwangju Shinsegae Company, Ltd.	220	20,692
H.S. R & A Company, Ltd. *	2,200	16,323
Hae In Corp.	1,846	5,561
Halla Climate Control Company, Ltd.	43,190	412,991
Halla Engineering & Construction Corp.	7,790	191,676
Hana Financial Group, Inc.	194,920	5,105,279
Handok Pharmaceuticals Company, Ltd.	1,000	16,278
Handsome Company, Ltd.	16,628	151,708
Hanil Cement Manufacturing Company, Ltd.	8,549	523,086
Hanil Construction Company, Ltd.	1,470	7,645
Hanil E-Wha Company, Ltd.	6,400	19,509
Hanjin Heavy Industries & Construction Company, Ltd.	26,430	583,531
Hanjin Heavy Industries & Construction Holdings Company, Ltd.	15,080	176,747
Hanjin Shipping Company, Ltd.	84,630	1,469,214
Hanjin Transportation Company, Ltd.	12,470	401,655
Hankook Cosmetics Company, Ltd.	6,300	14,902
Hankuk Electric Glass Company, Ltd.	3,370	65,622
Hankuk Glass Industries, Inc.	1,820	32,998
Hankuk Paper Manufacturing Company, Ltd.	3,690	136,973
Hanmi Capital Company, Ltd.	3,100	24,824
Hanshin Construction Company, Ltd.	3,010	45,786
Hansol Chemical Company, Ltd.	3,500	30,654
Hansol CSN Company, Ltd.	23,450	30,202
Hansol Paper Company, Inc. *	48,030	461,169
Hanssem Company, Ltd.	6,330	41,852
Hanwha Chemical Corp.	113,670	1,181,872
Hanwha Securities Company, Ltd.	57,600	476,762
Hanwha Timeworld Company, Ltd.	1,700	17,489
Hanyang Securities Company, Ltd.	12,220	115,326
Heung-A Shipping Company, Ltd.	51,105	32,509
Hite Holdings Company, Ltd.	8,280	265,007
Honam Petrochemical Corp.	20,627	1,547,821
Hotel Shilla Company, Ltd.	22,640	271,747
Husteel Company, Ltd.	5,310	77,335
Hwa Shin Company, Ltd.	14,690	37,540
Hwa Sung Industrial Company, Ltd.	3,530	17,678
Hwacheon Machine Tool Company, Ltd.	730	19,395
Hyosung Corp.	16,050	1,159,585
Hyundai Cement Company, Ltd. *	2,370	34,702
Hyundai DSF Company, Ltd.	2,800	19,046
Hyundai Elevator Company, Ltd.	3,641	179,052
Hyundai H & S Company, Ltd.	5,183	286,907
Hyundai Hysco Company, Ltd.	41,680	570,104
Hyundai Merchant Marine Company, Ltd.	21,550	462,334
Hyundai Mipo Dockyard Company, Ltd.	17,062	1,686,206
Hyundai Motor Company, Ltd.	197,506	16,749,950
Hyundai Pharmaceutical Industrial Company, Ltd.	9,400	22,769
Hyundai Securities Company, Ltd.	194,107	2,592,465
Hyundai Steel Company	78,472	4,978,244
Il Dong Pharmaceutical Company, Ltd.	4,520	111,190
Iljin Diamond Company, Ltd.	712	7,364
Iljin Electric, Ltd. *	15,328	41,823
Ilsung Pharmaceutical Company, Ltd.	1,470	77,818
Inzi Controls Company, Ltd.	6,490	19,091
Isu Chemical Company, Ltd.	7,260	98,443
Jahwa Electronics Company, Ltd.	13,850	97,520
Jeil Mutual Savings Bank	1,850	9,616
Jeil Pharmaceutical Company	1,910	16,289
Jeonbuk Bank, Ltd.	59,800	298,056
Joongang Construction Company, Ltd. *	2,700	13,825
KB Financial Group, Inc., ADR * (a)	258,174	10,525,754
KC Tech Company, Ltd.	13,863	51,464
KCC Corp.	6,948	1,768,187
KCTC	1,100	12,283
Keangnam Enterprises, Ltd. *	11,908	160,989
Keyang Electric Machinery Company, Ltd.	18,120	39,445
KG Chemical Corp.	5,600	44,190
Kia Motors Corp. *	269,640	3,644,708
KISCO Corp.	4,286	161,928
Kiswire, Ltd.	6,149	203,296
Kolon Engineering & Construction Company, Ltd.	27,010	159,482
Kolon Industries, Inc.	14,120	468,883
Korea Airport Service Company, Ltd.	1,020	27,814
Korea Cast Iron Pipe Industries Company, Ltd.	6,600	21,445
Korea Circuit Company, Ltd. *	5,500	13,853
Korea Development Corp. *	2,330	11,522
Korea Development Financing Corp.	1,960	48,519
Korea Electric Terminal Company, Ltd.	7,230	105,899
Korea Exchange Bank	344,640	3,059,721
Korea Express Company, Ltd. *	1,779	99,533
Korea Flange Company, Ltd. *	1,830	19,918
Korea Green Paper Manufacturing Company, Ltd. *	3,607	5,797
Korea Investment Holdings Company, Ltd.	58,647	1,679,553

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Korea Iron & Steel Company, Ltd.	783	$48,507
Korea Kumho Petrochemical Company, Ltd.	15,040	373,072
Korea Line Corp.	10,777	456,886
Korea Mutual Savings Bank *	870	11,135
Korea Polyol Company, Ltd.	1,522	55,915
Korean Air Lines Company, Ltd. *	51,180	1,711,857
Korean Petrochemical Industrial Company, Ltd. *	2,450	91,635
KP Chemical Corp. *	43,550	274,865
KTB Network Corp. *	70,470	286,928
Kukdo Chemical Company, Ltd.	4,840	113,104
Kumho Electric Company, Ltd.	6,750	307,307
Kumho Industrial Company, Ltd.	36,950	385,707
Kumho Investment Bank	60,370	53,847
Kumho Tire Company, Inc. *	53,240	250,942
Kumkang Industrial Company, Ltd.	1,400	12,605
Kwang Dong Pharmaceutical Company, Ltd.	54,350	145,488
Kyeryong Construction Industrial Company, Ltd.	8,060	139,933
Kyung Nong Corp.	11,060	40,019
Kyungbang, Ltd. *	681	76,873
Lee Ku Industrial Company, Ltd.	8,740	9,614
LG Dacom Corp.	41,250	607,479
LG Display Company, Ltd., ADR (a)	151,850	2,198,788
LG Telecom, Ltd.	76,960	479,781
Lotte Chilsung Beverage Company, Ltd.	1,027	624,461
Lotte Confectionery Company, Ltd.	1,049	871,113
Lotte Samkang Company, Ltd.	902	134,301
Lotte Shopping Company, Ltd.	13,543	3,083,223
Manho Rope & Wire, Ltd.	1,400	20,614
Meritz Investment Bank *	63,031	44,161
Meritz Securities Company, Ltd.	259,560	261,637
Moorim Paper Company, Ltd.	4,880	42,382
Namyang Dairy Products Company, Ltd.	646	263,181
Nong Shim Holdings Company, Ltd.	1,340	69,660
On*Media Corp. *	92,630	260,868
Pacific Corp.	4,328	500,402
Pang Rim Company, Ltd.	950	11,256
PaperCorea, Inc. *	2,900	18,718
Pohang Coated Steel Company, Ltd.	1,600	36,218
Poonglim Industrial Company, Ltd. *	5,520	13,302
Poongsan Corp. *	1,300	19,974
Poongsan Corp. *	6,919	108,991
Pulmuone Company, Ltd.	1,122	52,917
Pumyang Construction Company, Ltd.	1,610	11,570
Pusan City Gas Company, Ltd.	7,810	137,231
S&T Corp.	2,360	25,679
S&T Dynamics Company, Ltd.	10,410	132,024
Saehan Media Company, Ltd. *	6,266	12,684
Sam Kwang Glass Industrial Company, Ltd.	800	25,330
Sam Lip General Foods Company, Ltd.	3,850	33,131
Sam Young Electronics Company, Ltd.	13,690	131,358
Sam Yung Trading Company, Ltd.	4,500	17,465
Sambu Construction Company, Ltd.	4,918	92,069
Samho International Company, Ltd. *	6,780	26,040
Samick Musical Instruments Company, Ltd. *	8,830	7,326
Samick THK Company, Ltd.	11,120	19,585
Samsung SDI Company, Ltd.	48,621	5,752,140
Samwhan Corp.	3,850	35,257
Samyang Corp.	7,861	254,214
Samyang Genex Company, Ltd.	1,932	100,471
Samyang Tongsang Company, Ltd.	690	13,409
Savezone I & C Corp. *	16,880	22,223
Seah Besteel Corp.	15,200	201,921
SeAH Holdings Corp.	1,133	57,882
SeAH Steel Corp.	2,632	83,208
Sebang Company, Ltd.	10,890	130,213
Sejong Industrial Company, Ltd.	7,830	37,592
Seoul Securities Company, Ltd. *	642,760	575,948
Sgwicus Corp. *	4,800	8,069
SH Chemical Company, Ltd. *	31,743	15,109
Shin Poong Pharmaceutical Company, Ltd.	1,880	39,122
Shinhan Engineering & Construction Company, Ltd.	3,177	32,919
Shinhan Financial Group Company, Ltd., SADR * (a)	157,639	10,296,979
Shinhan Financial Group Company, Ltd. *	65,000	2,131,381
Shinsegae Engineering & Construction Company, Ltd.	1,110	12,566
Shinsung ENG Company, Ltd.	3,222	7,141
Shinsung FA Company, Ltd.	3,222	6,818
Shinyoung Securities Company, Ltd.	7,210	231,365
Silla Company, Ltd.	11,550	144,220
Sindo Ricoh Company, Ltd.	5,604	260,294
SJM Company, Ltd.	8,130	30,910
SK Corp.	39,835	3,347,218
SK Gas Company, Ltd.	2,662	115,246
SKC Company, Ltd.	28,030	433,957
SL Corp.	5,830	26,313
Solomon Mutual Savings Bank *	3,600	15,549
Ssangyong Cement Industrial Company, Ltd. *	21,560	149,774
STX Pan Ocean Company, Ltd.	104,770	930,052
STX Shipbuilding Company, Ltd.	15,540	184,600
Suheung Capsule Company, Ltd.	2,900	20,425
Sung Bo Chemicals Company, Ltd.	410	10,415
Sungjee Construction Company, Ltd.	2,210	11,281
Sungshin Cement Company, Ltd. *	5,760	39,866
Sungwon Corp. *	4,230	17,128
Sunjin Company, Ltd. *	1,010	25,428
Tae Kyung Industrial Company, Ltd.	14,930	54,710
Taegu Department Store Company, Ltd.	2,740	25,761
Taekwang Industrial Company, Ltd.	613	379,262
Taeyoung Engineering & Construction, Ltd.	62,140	308,770
Taihan Electric Wire Company, Ltd.	34,660	633,467
Telcoware Company, Ltd.	4,000	23,346
Trybrands, Inc. *	5,723	16,668
Trybrands, Inc. *	3,036	8,050
TS Corp.	2,406	94,936
Uangel Corp.	7,990	47,858
Unid Company, Ltd.	2,000	57,941
Union Steel Company, Ltd.	5,560	113,472
Wiscom Company, Ltd.	3,680	11,601
Woongjin Holdings Company, Ltd. *	39,680	361,990
Woori Investment & Securities Company, Ltd.	122,940	1,720,755

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Yesco Company, Ltd.	1,480	$31,520
Yoosung Enterprise Company, Ltd.	9,880	22,221
Youlchon Chemical Company, Ltd.	18,290	118,740
Youngone Corp.	4,706	83,783
Youngone Corp. *	18,824	117,264
Yuhwa Securities Company, Ltd.	3,240	38,932

		127,837,774

Taiwan - 11.22%
Accton Technology Corp.	834,000	265,293
Achem Technology Corp.	282,000	94,136
AGV Products Corp. *	753,505	278,219
Allis Electric Company, Ltd. *	135,000	26,653
AmTRAN Technology Company, Ltd.	1,178,674	869,277
Arima Communication Corp. *	202,000	65,318
Arima Optoelectronics Corp. *	100,134	35,929
Asia Polymer Corp.	337,000	233,752
Asia Vital Components Company, Ltd.	395,800	361,975
Asustek Computer, Inc.	1,778,516	2,821,022
AU Optronics Corp., ADR (a)	1,215,247	11,982,331
Audix Corp.	81,200	42,532
Aurora Systems Corp.	63,000	31,716
Avision, Inc.	111,916	33,436
Bank of Kaohsiung, Ltd. *	495,680	140,368
Behavior Technology Computer Corp. *	48,800	1,854
BenQ Corp. *	2,449,512	1,127,419
BES Engineering Corp.	2,538,200	701,305
C Sun Manufacturing, Ltd.	50,729	17,312
Carnival Industrial Corp. *	198,000	36,764
Cathay Chemical Works, Inc.	73,000	22,038
Cathay Real Estate Development Company, Ltd. *	1,529,000	560,028
Central Reinsurance Company, Ltd. *	269,535	90,921
Chain Qui Development Company, Ltd.	76,000	58,844
Champion Building Materials Company, Ltd.	378,950	109,507
Chang Hwa Commercial Bank, Ltd.	3,732,000	1,553,741
Cheng Loong Corp. *	1,606,000	529,059
Chenming Mold Industrial Corp.	92,128	24,624
Chi Mei Optoelectronics Corp. *	5,448,950	2,655,693
Chia Hsin Cement Corp. *	797,560	365,881
Chien Shing Stainless Steel Company, Ltd. *	181,000	29,810
Chilisin Electronics Corp.	63,240	21,919
China Airlines, Ltd. *	2,853,874	962,684
China Development Financial Holdings Corp. *	14,866,216	3,416,735
China Electric Manufacturing Corp.	456,000	217,435
China General Plastics Corp. *	588,000	193,201
China Glaze Company, Ltd. *	109,203	48,465
China Manmade Fibers Corp.	2,062,000	364,842
China Metal Products Company, Ltd.	350,000	371,737
China Motor Company, Ltd. *	1,144,905	629,178
China Petrochemical Development Corp. *	3,005,780	865,885
China Steel Structure Company, Ltd.	107,000	78,770
China Synthetic Rubber Corp.	15,000	14,094
China Wire & Cable Company, Ltd. *	120,000	30,106
Chinatrust Finance Holding Company, Ltd.	80,000	44,309
Ching Feng Home Fashions Company, Ltd.	108,780	21,492
Chin-Poon Industrial Company, Ltd.	466,466	283,489
Chun Yu Works & Company, Ltd.	115,000	29,400
Chun Yuan Steel Industrial Company, Ltd.	652,980	209,163
Chung Hwa Pulp Corp. *	622,000	226,390
Chunghwa Picture Tubes, Ltd. *	12,554,000	1,391,312
CMC Magnetics Corp. *	4,140,000	897,348
Collins Company, Ltd. *	155,400	39,840
Compal Electronics, Inc.	1,484,385	1,492,323
Compeq Manufactuing Company, Ltd. *	1,614,000	407,199
Continental Engineering Corp.	875,000	348,377
Delpha Construction Company, Ltd. *	174,000	40,461
D-Link Corp.	419,770	322,383
E.Sun Financial Holding Company, Ltd. *	5,578,191	1,723,913
Eastern Media International Corp. *	1,061,053	201,575
Eclat Textile Company, Ltd.	126,072	63,135
Edom Technology Company, Ltd. *	64,000	19,722
Elite Material Company, Ltd.	203,684	139,640
Elitegroup Computer Systems Company, Ltd.	1,024,576	395,134
Enlight Corp. *	164,799	4,517
Eternal Chemical Company, Ltd.	269,973	233,455
EVA Airways Corp. *	3,388,000	777,631
Everest Textile Company, Ltd. *	224,000	38,877
Evergreen Marine Corp. *	1,785,000	1,075,942
Everlight Chemical Industrial Corp.	597,000	315,480
Everspring Industry Company, Ltd. *	61,000	10,653
Evertop Wire Cable Corp. *	98,275	16,757
Excel Cell Electronic Company, Ltd.	29,000	9,198
Far Eastern International Bank *	2,731,000	703,104
Federal Corp. *	609,527	285,263
First Copper Technology Company, Ltd. *	169,000	47,155
First Financial Holding Company, Ltd.	2,448,375	1,323,657
First Insurance Company, Ltd. *	150,165	45,107
Formosa Taffeta Company, Ltd.	1,516,000	951,701
Formosan Rubber Group, Inc.	767,000	424,786
Formosan Union Chemical	177,595	68,646
FSP Technology, Inc.	352,600	305,083
FU I Industrial Company, Ltd. *	159,000	37,913
Fwusow Industry Company, Ltd. *	103,000	34,428
Gigabyte Technology Company, Ltd.	827,000	644,949
Gigastorage Corp. *	146,000	35,337
Gold Circuit Electronics, Ltd. *	771,040	300,621
Goldsun Development & Construction Company, Ltd.	1,925,047	929,005
Gordon Auto Body Parts Company, Ltd. *	50,181	12,321
Grand Pacific Petrochemical Corp. *	1,153,000	456,525
Great China Metal Industry Company, Ltd.	303,000	176,403
GTM Corp. *	95,000	54,888
HannStar Display Corp. *	242,000	50,540
Hey Song Corp.	572,000	291,200
Hitron Technology, Inc.	70,432	32,081
Ho Tung Chemical Corp. *	701,000	270,504
Hocheng Group Corp. *	177,000	42,817
Hold-Key Electric Wire & Cable Company, Ltd. *	132,000	75,139
Hong TAI Electric Industrial Company, Ltd.	328,000	107,242
Hsin Kuang Steel Company, Ltd.	420,153	316,976
Hsing TA Cement Company, Ltd.	227,000	69,585
Hua Eng Wire & Cable Company, Ltd. *	1,053,000	281,556

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Hua Nan Financial Holdings Company, Ltd.	316,000	$171,288
Hung Ching Development Company, Ltd.	147,000	71,687
Hung Sheng Construction Company, Ltd.	821,000	311,896
Hwa Fong Rubber Company, Ltd. *	584,770	196,507
Ichia Technologies, Inc. *	512,300	228,110
InnoLux Display Corp.	2,229,950	2,488,257
International Semiconductor Technology, Ltd. *	171,000	53,970
Inventec Company, Ltd.	3,180,155	1,753,674
Johnson Health Tech Company, Ltd. *	86,000	77,096
Jui Li Enterprise Company, Ltd.	66,950	16,751
K Laser Technology, Inc.	82,214	32,243
Kang Na Hsiung Enterprise Company, Ltd.	136,350	103,738
Kaulin Manufacturing Company, Ltd.	164,490	71,612
KEE TAI Properties Company, Ltd.	578,037	238,653
Kindom Construction Company, Ltd.	561,000	270,013
King Yuan Electronics Company, Ltd.	1,864,706	662,012
King’s Town Bank *	847,000	185,963
Kinpo Electronics, Inc. *	2,071,724	532,993
Kwong Fong Industries Corp. *	933,000	177,430
Lan Fa Textile Company, Ltd. *	169,781	45,306
Lead Data, Inc. *	205,000	21,037
Lealea Enterprise Company, Ltd. *	1,142,500	205,982
LEE CHI Enterprises Company, Ltd.	110,000	36,063
Lelon Electronics Corp.	92,000	30,131
Li Peng Enterprise Company, Ltd. *	292,864	88,944
Lien Hwa Industrial Corp.	927,954	391,839
Lingsen Precision Industries, Ltd. *	146,178	46,393
Lite-On Technology Corp.	2,148,639	2,396,416
Long Chen Paper Company, Ltd. *	277,060	79,249
Lucky Cement Corp.	190,000	49,307
Macronix International Company, Ltd.	2,379,879	1,127,438
Mayer Steel Pipe Corp. *	63,781	33,470
Mega Financial Holding Company, Ltd.	13,548,000	6,725,792
Meiloon Industrial Company, Ltd.	112,231	32,694
Micro-Star International Company, Ltd.	1,345,488	835,502
Mitac International	2,182,916	886,344
Mitac Technology Corp.	601,000	531,681
Mobiletron Electronics Company, Ltd. *	31,000	16,474
Mustek Systems, Inc. *	103,576	5,067
Namchow Chemical Industrial Company, Ltd. *	100,000	33,516
Nien Hsing Textile Company, Ltd.	658,000	317,923
Optimax Technology Corp. *	319,000	11,330
Oriental Union Chemical Corp.	183,000	103,821
Pacific Construction Company, Ltd. *	267,000	26,864
Pan Jit International, Inc.	418,806	223,082
Phihong Technology Company, Ltd.	666,573	418,446
Phoenix Precision Technology Corp. *	983,847	602,997
Pou Chen Corp.	911,400	562,855
Prodisc Technology, Inc. *	540,000	9,511
Quintain Steel Company, Ltd. *	169,000	33,909
Ralec Electronic Corp.	39,292	41,207
Rexon Industrial Corp., Ltd. *	153,000	37,450
Ritek Corp. *	4,218,000	1,008,810
Sampo Corp. *	1,763,000	264,946
Sanyang Industrial Company, Ltd. *	1,060,481	402,735
SDI Corp.	137,000	91,732
Sheng Yu Steel Company, Ltd.	151,000	106,127
Shinkong Insurance Company, Ltd. *	151,788	51,774
Shinkong Synthetic Fibers Corp.	2,445,000	577,768
Sigurd Microelectronics Corp.	151,326	73,460
Sinon Corp.	520,150	194,627
SinoPac Holdings Company, Ltd. *	11,016,000	3,287,192
Siward Crystal Technology Company, Ltd.	65,301	22,402
Solomon Technology Corp. *	81,036	28,564
Southeast Cement Company, Ltd. *	390,000	130,907
Spirox Corp.	62,369	30,256
Springsoft, Inc.	348,000	234,951
Stark Technology, Inc.	57,000	30,235
Sunplus Technology Company, Ltd.	760,595	411,290
Ta Chen Stainless Pipe Company, Ltd. *	720,000	497,275
Ta Chong Bank, Ltd. *	2,375,000	359,772
Ta Ya Electric Wire & Cable Company, Ltd.	905,571	179,198
Tah Hsin Industrial Company, Ltd.	105,000	65,663
TA-I Technology Company, Ltd.	181,941	110,862
Taichung Commercial Bank	1,673,072	389,181
Tainan Enterprises Company, Ltd.	121,800	82,426
Tainan Spinning Company, Ltd. *	1,984,000	610,091
Taishin Financial Holdings Company, Ltd. *	5,420,000	1,784,905
Taisun Enterprise Company, Ltd. *	220,000	73,803
Taita Chemical Company, Ltd. *	95,790	31,045
Taiwan Business Bank *	3,765,000	878,191
Taiwan Cooperative Bank	4,525,275	2,489,369
Taiwan Fu Hsing Industrial Company, Ltd.	83,000	41,299
Taiwan Glass Industrial Corp.	690,111	428,773
Taiwan Kai Yih Industrial Company, Ltd.	125,209	66,374
Taiwan Kolin Company, Ltd. * (l)	400,000	0
Taiwan Mask Corp.	321,000	106,989
Taiwan Paiho, Ltd. *	449,900	232,788
Taiwan Pulp & Paper Corp. *	385,000	109,286
Taiwan Sakura Corp.	89,615	33,111
Taiwan Styrene Monomer Corp.	1,000,479	382,258
Taiyen Biotech Company, Ltd.	395,000	233,100
Tatung Company, Ltd. *	6,643,000	1,409,117
Teapo Electronic Corp. *	205,000	27,298
Teco Electric & Machinery Company, Ltd.	3,283,000	1,346,110
Tex-Ray Industrial Company, Ltd. *	90,000	19,471
Thinking Electronic Industrial Company, Ltd.	59,000	57,196
Ton Yi Industrial Corp.	1,073,000	370,851
Tsann Kuen Enterprise Company, Ltd.	411,000	414,138
Twinhead International Corp. *	224,000	19,719
TYC Brother Industrial Company, Ltd.	256,887	156,578
Tycoons Group Enterprise Company, Ltd. *	915,000	150,918
Tze Shin International Company, Ltd.	96,830	38,622
Unimicron Technology Corp.	7,000	7,337
Union Bank of Taiwan *	1,009,000	181,867
Unitech Electronics Company, Ltd. *	101,299	50,129
Unitech Printed Circuit Board Corp. *	617,950	187,328
United Integrated Services Company, Ltd.	98,000	43,876
United Microelectronics Corp. *	19,639,406	8,018,880
Universal Cement Corp. *	929,808	429,559
Universal Scientific Industrial Company, Ltd.	1,491,100	557,411
UPC Technology Corp.	1,032,600	436,671

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
USI Corp. *	968,000	$428,127
U-Tech Media Corp. *	180,000	64,470
Ve Wong Corp. *	84,000	65,466
Walsin Lihwa Corp. *	4,672,000	1,533,282
Walsin Technology Corp.	825,262	314,853
Wan Hai Lines, Ltd. *	555,000	274,720
Waterland Financial Holding Company	2,789,800	849,583
Wei Chih Steel Industrial Company, Ltd. *	110,000	23,232
Winbond Electronics Corp. *	5,206,000	870,734
Wintek Corp. *	1,838,000	1,341,230
WUS Printed Circuit Company, Ltd. *	254,000	68,425
Yageo Corp.	3,783,000	956,100
Yang Ming Marine Transport Corp.	2,239,015	829,848
Yi Jinn Industrial Company, Ltd. *	219,800	30,936
Yieh Phui Enterprise Company, Ltd. *	1,717,617	658,314
Yosun Industrial Corp.	473,752	335,757
Yuen Foong Yu Paper Manufacturing Company, Ltd. *	1,736,711	530,485
Yulon Motor Company, Ltd.	1,524,900	1,328,594
Yung Chi Paint & Varnish Manufacturing Company, Ltd.	68,850	81,104
Yungtay Engineering Company, Ltd.	686,000	434,519
Zig Sheng Industrial Company, Ltd.	270,179	68,684
Zippy Technology Corp.	69,300	30,089
Zyxel Communications Corp.	36,000	20,589

		116,383,140

Thailand - 1.88%
Bangchak Petroleum PCL	305,300	128,368
Bangkok Bank PCL, Foreign Shares	531,900	1,741,009
Bangkok Bank PCL, NVDR	840,100	2,737,841
Bangkok Expressway PCL	411,300	222,520
Bangkok Insurance PCL	2,500	16,980
Bangkok Land PCL *	11,336,200	166,660
Bank of Ayudhya PCL, Foreign Shares	6,978,800	3,679,138
Cal-Comp Electronics Thailand PCL	1,904,300	191,494
Charoen Pokphand Foods PCL	4,015,300	708,374
Delta Electronics Thailand PCL	382,600	196,869
Eastern Water Resources Development & Management PCL	140,000	15,725
Hana Microelectronics PCL	430,000	250,338
Hemaraj Land & Development PCL	5,223,400	138,226
Jasmine International PCL	641,000	9,424
KGI Securities Thailand PCL	1,922,600	70,663
Kiatnakin Finance PCL	282,500	156,160
Krung Thai Bank PCL	5,336,300	1,349,373
Krungthai Card PCL	126,000	44,087
Loxley PCL *	988,200	81,357
MBK PCL	57,800	100,695
Nakornthai Strip Mill PCL *	24,328,200	135,912
National Finance PCL	921,100	398,123
Padaeng Industry PCL	20,000	8,174
Polyplex PCL	190,000	31,564
Power Line Engineering PCL *	246,200	10,786
Pranda Jewelry PCL	214,300	27,347
Precious Shipping PCL	565,400	275,967
PTT Aromatics & Refining PCL	1,422,500	907,623
PTT Chemical PCL	713,700	1,385,010
Quality House PCL	5,703,500	348,817
Regional Container Lines PCL *	401,800	129,956
Saha-Union PCL	134,800	68,966
Sahaviriya Steel Industries PCL *	6,536,000	174,883
Sansiri PCL	1,102,100	132,213
SC Asset Corp. PCL	168,200	47,478
Seamico Securities PCL	421,400	28,994
Shin Satellite PCL *	544,900	120,163
Siam City Bank PCL	1,111,350	705,827
Sino Thai Engineering & Construction PCL *	512,900	70,880
Supalai PCL	985,400	136,756
Tata Steel Thailand PCL *	4,711,900	245,224
Thai Oil PCL	972,100	1,157,602
Thai Plastic & Chemical PCL	292,800	154,966
Thoresen Thai Agencies PCL	337,270	229,078
Tipco Asphalt PCL *	103,300	57,102
TMB Bank PCL *	7,318,998	228,113
TPI Polene PCL *	921,000	209,872
Vanachai Group PCL	672,000	39,518
Vinythai PCL	100,000	17,936

		19,490,151
Turkey - 2.64%
Adana Cimento Sanayii	140,546	53,444
Akcansa Cimento AS	113,818	402,885
Aksa Akrilik Kimya Sanayii AS *	121,454	117,571
Aksigorta AS	290,218	989,390
Alarko Holding AS	207,987	492,364
Anadolu Cam Sanayii AS *	205,846	236,360
Anadolu Isuzu Otomotiv Sanayi AS *	7,282	26,737
Anadolu Sigorta AS	467,498	393,910
Arcelik AS *	277,400	797,010
Ayen Enerji AS	20,072	30,962
Aygaz AS	201,651	571,288
BatiSoke AS *	24,824	17,894
Bolu Cimento Sanayii AS	83,405	82,417
Borusan Mannesmann Boru Sanayi AS *	13,810	110,636
Brisa Bridgestone Sabanci Lastik San ve Tic AS	831	24,541
Cemtas Celik Makina Sanayi ve Ticaret AS	81,516	42,440
Cimsa Cimento Sanayi ve Ticaret AS	125,463	460,180
Dogan Gazetecilik AS *	26,131	39,969
Dogan Sirketler Grubu Holdings AS *	1,991,109	1,878,975
Dogan Yayin Holding AS *	506,307	555,723
Dogus Otomotiv Servis ve Ticaret AS *	105,253	316,372
Eczacibasi Ilac Sanayi AS	368,380	371,510
EGE Seramik Sanayi ve Ticaret AS *	26,340	16,358
Eregli Demir ve Celik Fabrikalari *	748,943	2,979,857
Ford Otomotiv Sanayi AS	28,857	171,625
Gentas Genel Metal Sanayi ve Ticaret AS *	46,226	33,037
Global Yatirim Holding AS *	508,853	299,330
Goldas Kuyumculuk Sanayi AS *	54,847	49,079
Goodyear Lastikleri	17,513	117,461
GSD Holding AS *	559,767	280,672
Gunes Sigorta AS *	31,526	40,022
Hurriyet Gazetecilik AS *	513,859	539,653

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Ihlas Holding AS *	798,884	$288,204
Izmir Demir Celik Sanayi AS *	107,008	174,802
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS *	418,488	228,830
Kartonsan Karton Sanayi ve Ticaret AS	638	30,253
KOC Holdings AS *	1,088,421	2,895,970
Konya Cimento Sanayii AS	977	33,234
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret Anonim Sirketi AS *	316,320	477,175
Marmaris Marti Otel Isletmeleri AS *	71,538	35,362
Menderes Tekstil Sanayi ve Ticaret AS *	126,374	33,784
Mutlu Aku ve Malzemeleri Sanayi AS *	28,331	32,545
Net Turizm Ticaret ve Sanayi AS *	98,336	48,647
Nortel Networks Netas Telekomunikasyon AS	14,863	401,932
Parsan Makina Parcalari Sanayii AS *	28,857	23,708
Petkim Petrokimya Holding AS *	195,073	932,403
Pinar Entegre Et ve Un Sanayi AS	36,324	89,287
Pinar Sut Mamulleri Sanayii AS	28,498	122,848
Sanko Pazarlama Ithalat Ihracat AS *	20,076	37,259
Sarkuysan Elektrolitik Bakir AS *	91,563	148,525
Sekerbank *	316,617	517,331
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	175,810	375,651
Tekfen Holding AS *	92,888	255,712
Tekstil Bankasi AS *	140,973	86,745
Tofas Turk Otomobil Fabrik AS	35,538	89,306
Trakya Cam Sanayi AS *	526,396	594,358
Turcas Petrolculuk AS	93,599	267,611
Turk Ekonomi Bankasi AS *	521,636	638,746
Turk Sise ve Cam Fabrikalari AS *	789,276	838,774
Turkiye Sinai Kalkinma Bankasi AS *	673,275	563,218
Turkiye Vakiflar Bankasi Tao *	1,727,269	3,837,633
Ulker Gida Sanayi ve Ticaret AS	153,696	357,268
Usas Ucak Servisi AS	18,304	19,057
Vestel Elektronik Sanayi ve Tracaret AS *	239,841	370,129

		27,385,979
United States - 0.89%
Blue Square-Israel, Ltd., ADR	3,800	35,264
Patni Computer Systems, Ltd., SADR	28,382	487,319
Sterlite Industries India, Ltd. *	518,042	6,936,582
Yanzhou Coal Mining Company, Ltd.	123,791	1,734,312

		9,193,477

TOTAL COMMON STOCKS (Cost $854,197,890)		$1,001,180,278

PREFERRED STOCKS - 3.16%
Brazil - 3.16%
Banco ABC Brasil SA (k)	101,700	508,311
Banco Daycoval SA (k)	98,900	411,930
Banco do Estado do Rio Grande do Sul (k)	84,300	466,967
Banco Industrial e Comercial SA (k)	171,700	882,779
Banco Panamericano SA (k)	166,300	586,775
Banco Pine SA (k)	60,100	345,670
Banco Sofisa SA (k)	83,200	229,112
Bardella SA Industrias Mecanicas (k)	916	62,186
Companhia de Tecidos Norte de Minas SA (k)	170,600	457,118
Confab Industrial SA (k)	432,867	1,185,119
Duratex SA (k)	182,600	$2,787,394
Forjas Taurus SA (k)	12,540	49,569
Klabin SA (k)	878,800	1,701,926
Marcopolo SA (k)	314,000	939,651
Metalurgica Gerdau SA (k)	336,600	4,932,823
Sao Paulo Alpargatas SA (k)	14,700	623,972
Saraiva SA Livreiros Editores (k)	5,200	77,392
Telemar Norte Leste SA, Series A (k)	62,700	1,719,950
Uniao de Industrias Petroquimicas SA, Series B (k)	1,223,810	714,273
Universo Online SA (k)	87,100	362,782
Usinas Siderurgicas de Minas Gerais SA, Series A (k)	582,350	13,688,176

		32,733,875

TOTAL PREFERRED STOCKS (Cost $24,682,514)		$32,733,875

RIGHTS - 0.01%
India - 0.00%
Fortis Healthcare, Ltd. (Expiration Date 10/15/2009, Strike Price INR 110.00) *	54,144	1,608
Malaysia - 0.01%
Boustead Holdings BHD (Expiration Date 09/09/2009, Strike Price MYR 2.80) *	193,960	34,424
Poland - 0.00%
Polski Koncern Miesny Duda SA (Expiration Date 10/20/2009, Strike Price PLN 1.10) *	91,151	14,351
South Korea - 0.00%
Dongbu Steel Company, Ltd. (Expiration Date 09/16/2009, Strike Price KRW 6,340) *	9,969	23,628

TOTAL RIGHTS (Cost $24,587)		$74,011

SHORT TERM INVESTMENTS - 8.11%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	8,400,669	$84,101,622

TOTAL SHORT TERM INVESTMENTS (Cost $84,039,284)		$84,101,622

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Markets Value Fund (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.36%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $3,778,007 on 09/01/2009, collateralized by $3,770,000 Federal National Mortgage Association, 5.13% due 12/18/2017 (valued at $3,854,825, including interest)	$3,778,000	$3,778,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,778,000)		$3,778,000

Total Investments (Emerging Markets Value Fund) (Cost $966,722,275) - 108.18%		$1,121,867,786
Other assets and liabilities, net - (8.18)%		(84,848,865)

TOTAL NET ASSETS - 100.00%		$1,037,018,921

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Banking	15.14%
Financial Services	9.23%
Steel	6.84%
Real Estate	4.70%
Mining	4.57%

Emerging Small Company Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 99.37%
Aerospace - 1.86%
BE Aerospace, Inc. *	18,922	$324,134
Esterline Technologies Corp. *	6,555	202,680

		526,814
Apparel & Textiles - 2.44%
Gymboree Corp. *	7,330	328,310
Warnaco Group, Inc. *	9,575	364,329

		692,639
Auto Parts - 1.01%
Autoliv, Inc.	8,945	286,866
Banking - 0.73%
IBERIABANK Corp.	4,278	207,312
Biotechnology - 1.22%
Human Genome Sciences, Inc. *	12,450	246,261
Momenta Pharmaceuticals, Inc. *	10,245	101,425

		347,686
Broadcasting - 0.92%
Liberty Media Corp. - Capital, Series A *	13,665	260,865
Business Services - 5.39%
3PAR, Inc. *	39,785	351,699
FactSet Research Systems, Inc. (a)	6,765	372,346
GSI Commerce, Inc. *	22,710	393,791
ICF International, Inc. *	7,205	197,057
Business Services (continued)
Stanley, Inc. *	8,428	$216,178

		1,531,071
Cable & Television - 1.11%
TiVo, Inc. *	32,250	316,373
Chemicals - 1.39%
Intrepid Potash, Inc. * (a)	6,425	150,923
Olin Corp.	14,500	242,730

		393,653
Commercial Services - 1.48%
HMS Holdings Corp. *	6,340	238,447
Team, Inc. *	10,350	180,401

		418,848
Computers & Business Equipment - 5.12%
Blue Coat Systems, Inc. *	13,140	257,675
NCI, Inc. *	6,965	204,423
NCR Corp. *	20,935	279,064
Netezza Corp. *	34,965	335,664
Palm, Inc. * (a)	28,310	377,372

		1,454,198
Containers & Glass - 2.34%
Greif, Inc., Class A	4,015	198,903
Packaging Corp. of America	13,114	267,001
Silgan Holdings, Inc.	4,075	198,127

		664,031
Correctional Facilities - 0.78%
The Geo Group, Inc. *	12,145	222,496
Crude Petroleum & Natural Gas - 2.08%
Carrizo Oil & Gas, Inc. * (a)	12,855	248,487
Goodrich Petroleum Corp. * (a)	6,735	161,236
Penn Virginia Corp.	9,495	181,924

		591,647
Educational Services - 1.10%
American Public Education, Inc. *	3,495	121,102
Capella Education Company * (a)	2,997	189,860

		310,962
Electrical Equipment - 0.55%
DTS, Inc. *	5,795	155,306
Electronics - 1.58%
Harman International Industries, Inc.	8,305	249,067
Jabil Circuit, Inc.	18,260	199,947

		449,014
Financial Services - 4.69%
Affiliated Managers Group, Inc. * (a)	3,638	237,671
Broadpoint Gleacher Securities, Inc. *	31,175	235,371
Janus Capital Group, Inc.	20,260	257,707
Lazard, Ltd., Class A	6,115	237,690
Stifel Financial Corp. *	6,480	364,824

		1,333,263
Food & Beverages - 0.72%
Diamond Foods, Inc.	7,350	205,432

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Healthcare Products - 5.15%
Masimo Corp. *	5,635	$141,551
Natus Medical, Inc. *	17,829	254,063
Nuvasive, Inc. * (a)	5,090	203,956
Sirona Dental Systems, Inc. *	9,695	256,336
Thoratec Corp. *	7,500	196,800
Volcano Corp. *	16,205	231,732
Wright Medical Group, Inc. *	10,960	177,990

		1,462,428
Healthcare Services - 6.60%
Alliance Imaging, Inc. *	38,930	215,283
Amedisys, Inc. *	5,070	225,818
Emergency Medical Services Corp., Class A *	5,804	263,211
ICON PLC, SADR *	11,150	241,063
IPC The Hospitalist Company *	5,880	173,695
Phase Forward, Inc. *	15,075	193,864
Psychiatric Solutions, Inc. *	14,805	396,626
Sun Healthcare Group, Inc. *	20,083	165,484

		1,875,044
Hotels & Restaurants - 1.91%
Brinker International, Inc.	11,910	173,410
CKE Restaurants, Inc.	21,880	211,580
Texas Roadhouse, Inc., Class A *	15,465	157,588

		542,578
Household Products - 0.72%
Tempur-Pedic International, Inc. *	13,830	204,684
Industrial Machinery - 0.61%
Actuant Corp., Class A	12,205	172,457
Industrials - 0.79%
Clean Harbors, Inc. *	3,823	225,633
Insurance - 0.76%
Tower Group, Inc.	8,934	214,327
Internet Retail - 1.75%
Internet Brands, Inc., Class A *	40,165	292,803
Netflix, Inc. * (a)	4,650	203,019

		495,822
Internet Software - 2.08%
Art Technology Group, Inc. *	74,375	300,475
Vocus, Inc. *	17,265	291,088

		591,563
Leisure Time - 1.47%
Bally Technologies, Inc. *	10,300	416,429
Life Sciences - 0.70%
Halozyme Therapeutics, Inc. *	26,875	199,950
Manufacturing - 3.53%
Barnes Group, Inc.	18,044	265,066
Kaydon Corp.	6,970	232,659
Mettler-Toledo International, Inc. *	2,541	222,083
Peace Mark Holdings, Ltd. *	204,000	0
Snap-on, Inc.	7,594	283,408

		1,003,216
Medical-Hospitals - 0.68%
Genoptix, Inc. * (a)	6,720	$192,797
Metal & Metal Products - 0.65%
RTI International Metals, Inc. *	9,600	184,512
Office Furnishings & Supplies - 2.04%
Knoll, Inc.	30,615	294,823
OfficeMax, Inc.	25,265	285,747

		580,570
Petroleum Services - 1.57%
SandRidge Energy, Inc. * (a)	19,365	236,253
Superior Energy Services, Inc. *	11,485	209,372

		445,625
Pharmaceuticals - 2.79%
Alexion Pharmaceuticals, Inc. * (a)	4,371	197,307
Eurand NV *	14,540	209,230
Onyx Pharmaceuticals, Inc. *	6,171	197,904
United Therapeutics Corp. * (a)	2,060	188,511

		792,952
Railroads & Equipment - 0.75%
Genesee & Wyoming, Inc., Class A *	6,740	211,501
Real Estate - 2.71%
Corporate Office Properties Trust, REIT	6,725	247,883
DuPont Fabros Technology, Inc., REIT	15,335	200,582
LaSalle Hotel Properties, REIT	8,441	139,699
Sunstone Hotel Investors, Inc., REIT	28,895	180,883

		769,047
Retail - 3.30%
Chico's FAS, Inc. *	23,505	299,219
Citi Trends, Inc. *	9,655	215,210
Conn's, Inc. * (a)	15,315	173,212
Saks, Inc. * (a)	41,130	250,893

		938,534
Retail Grocery - 0.90%
United Natural Foods, Inc. *	9,450	255,339
Retail Trade - 2.28%
Aaron, Inc., Class B	7,340	191,574
Hibbett Sports, Inc. *	9,390	164,982
Lumber Liquidators, Inc. *	13,275	292,050

		648,606
Semiconductors - 7.60%
Atmel Corp. *	70,255	290,153
Fairchild Semiconductor International, Inc. *	32,155	323,479
Hittite Microwave Corp. *	6,280	216,158
Monolithic Power Systems, Inc. *	12,045	271,374
ON Semiconductor Corp. *	26,835	216,558
Rovi Corp. *	8,538	259,897
Skyworks Solutions, Inc. *	21,340	248,611
Teradyne, Inc. * (a)	40,150	331,238

		2,157,468
Software - 6.76%
AsiaInfo Holdings, Inc. *	9,330	160,663
Blackboard, Inc. *	6,385	219,708
Commvault Systems, Inc. *	11,590	211,981

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Emerging Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
JDA Software Group, Inc. *	11,075	$214,191
MedAssets, Inc. *	10,806	241,298
Rosetta Stone, Inc. * (a)	11,785	259,859
Solera Holdings, Inc. *	10,257	270,169
Ultimate Software Group, Inc. *	12,965	341,887

		1,919,756
Steel - 0.77%
Steel Dynamics, Inc.	13,220	218,791
Telecommunications Equipment &
Services - 1.25%
Comtech Telecommunications Corp. *	3,801	129,310
Starent Networks Corp. * (a)	11,155	225,777

		355,087
Tires & Rubber - 0.92%
Goodyear Tire & Rubber Company *	15,865	261,614
Transportation - 1.82%
Atlas Air Worldwide Holdings, Inc. *	7,365	183,683
Genco Shipping & Trading, Ltd.	9,580	185,565
UTI Worldwide, Inc. *	11,520	148,032

		517,280

TOTAL COMMON STOCKS (Cost $24,473,828)		$28,222,086

SHORT TERM INVESTMENTS - 12.15%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	344,708	$3,450,976

TOTAL SHORT TERM INVESTMENTS (Cost $3,448,471)		$3,450,976

REPURCHASE AGREEMENTS - 1.02%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $290,001 on 09/01/2009, collateralized by $270,000 Federal Home Loan Mortgage Corp., 5.00% due 02/16/2017 (valued at $295,882, including interest)	$290,000	$290,000

TOTAL REPURCHASE AGREEMENTS (Cost $290,000)		$290,000

Total Investments (Emerging Small Company Fund) (Cost $28,212,299) - 112.54%		$31,963,062
Other assets and liabilities, net - (12.54)%		(3,561,591)

TOTAL NET ASSETS - 100.00%		$28,401,471

Equity-Income Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 95.83%
Aerospace - 1.37%
Boeing Company	154,900	$7,693,883
Aerospace (continued)
Lockheed Martin Corp.	38,000	$2,849,240

		10,543,123
Air Travel - 0.52%
Southwest Airlines Company	495,400	4,052,372
Aluminum - 0.36%
Alcoa, Inc. (a)	233,700	2,816,085
Auto Parts - 0.45%
Genuine Parts Company	94,950	3,516,948
Banking - 7.12%
Allied Irish Banks PLC - London Exchange *	340,002	1,298,183
Bank of America Corp.	1,207,822	21,245,589
Bank of New York Mellon Corp.	332,200	9,836,442
KeyCorp	457,900	3,049,614
Marshall & Ilsley Corp.	176,800	1,258,816
SunTrust Banks, Inc.	261,800	6,118,266
U.S. Bancorp	537,600	12,160,512

		54,967,422
Biotechnology - 0.66%
Amgen, Inc. *	85,300	5,095,822
Broadcasting - 0.15%
CBS Corp., Class B	113,700	1,176,795
Building Materials & Construction - 0.75%
Masco Corp.	400,200	5,794,896
Business Services - 1.28%
Accenture, Ltd., Class A	46,900	1,547,700
Computer Sciences Corp. *	142,400	6,956,240
H & R Block, Inc.	79,600	1,375,488

		9,879,428
Cable & Television - 0.65%
Cablevision Systems Corp., Class A	223,800	4,999,692
Cellular Communications - 0.43%
Vodafone Group PLC	1,540,083	3,319,802
Chemicals - 0.88%
E.I. Du Pont de Nemours & Company	212,500	6,785,125
Coal - 0.33%
CONSOL Energy, Inc.	68,100	2,547,621
Computers & Business Equipment - 1.16%
Cisco Systems, Inc. *	151,900	3,281,040
Dell, Inc. *	360,500	5,706,715

		8,987,755
Construction Materials - 1.09%
USG Corp. *	140,200	2,083,372
Vulcan Materials Company (a)	126,600	6,335,064

		8,418,436
Cosmetics & Toiletries - 1.52%
International Flavors & Fragrances, Inc.	163,600	5,827,432
Kimberly-Clark Corp.	98,000	5,925,080

		11,752,512
Crude Petroleum & Natural Gas - 0.47%
Sunoco, Inc.	136,100	3,661,090

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Equity-Income Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electrical Equipment - 0.49%
Cooper Industries, Ltd., Class A	116,800	$3,766,800
Electrical Utilities - 3.98%
CenterPoint Energy, Inc.	93,900	1,164,360
Constellation Energy Group, Inc.	122,800	3,886,620
Entergy Corp.	80,800	6,383,200
FirstEnergy Corp.	72,975	3,293,362
PG&E Corp.	119,100	4,834,269
Pinnacle West Capital Corp.	122,800	4,041,348
Teco Energy, Inc. (a)	114,100	1,519,812
Xcel Energy, Inc.	284,900	5,626,775

		30,749,746
Electronics - 0.34%
Harman International Industries, Inc.	86,800	2,603,132
Energy - 1.71%
Duke Energy Corp.	333,300	5,162,817
NRG Energy, Inc. *	71,300	1,914,405
Progress Energy, Inc.	154,900	6,123,197

		13,200,419
Financial Services - 10.82%
American Express Company	455,000	15,388,100
Capital One Financial Corp.	158,900	5,925,381
Federal National Mortgage Association * (a)	198,917	383,910
Goldman Sachs Group, Inc.	40,200	6,651,492
JPMorgan Chase & Company	687,514	29,879,359
Legg Mason, Inc.	93,500	2,689,060
NYSE Euronext	47,600	1,348,984
SLM Corp. *	469,700	4,180,330
UBS AG *	218,860	4,009,515
Wells Fargo & Company	475,400	13,083,008

		83,539,139
Food & Beverages - 3.26%
Anheuser-Busch InBev NV	75,706	3,270,218
Hershey Company	315,300	12,369,219
Kraft Foods, Inc., Class A	226,000	6,407,100
McCormick & Company, Inc.	95,000	3,094,150

		25,140,687
Forest Products - 0.34%
Weyerhaeuser Company	70,100	2,621,039
Gas & Pipeline Utilities - 1.23%
NiSource, Inc.	471,700	6,231,157
Spectra Energy Corp.	175,300	3,299,146

		9,530,303
Healthcare Products - 0.93%
Johnson & Johnson	118,700	7,174,228
Healthcare Services - 0.50%
WellPoint, Inc. *	73,100	3,863,335
Homebuilders - 0.26%
D.R. Horton, Inc.	148,900	1,996,749
Hotels & Restaurants - 0.65%
Marriott International, Inc., Class A	210,125	5,021,996
Household Appliances - 1.46%
Black & Decker Corp.	58,400	2,576,608
Whirlpool Corp. (a)	135,100	$8,674,771

		11,251,379
Household Products - 1.23%
Fortune Brands, Inc.	237,700	9,462,837
Industrial Machinery - 1.13%
Deere & Company	166,600	7,263,760
Pall Corp.	49,700	1,477,581

		8,741,341
Industrials - 2.29%
General Electric Company	1,269,600	17,647,440
Insurance - 3.42%
Chubb Corp.	72,900	3,600,531
Lincoln National Corp.	241,798	6,102,981
Marsh & McLennan Companies, Inc.	379,800	8,940,492
Progressive Corp. *	210,300	3,474,156
The Travelers Companies, Inc.	84,749	4,273,045

		26,391,205
International Oil - 10.96%
Anadarko Petroleum Corp.	142,400	7,528,688
BP PLC, SADR	177,992	9,157,688
Chevron Corp.	284,860	19,923,108
ConocoPhillips Company	66,400	2,989,992
Exxon Mobil Corp.	284,824	19,695,580
Murphy Oil Corp.	178,000	10,146,000
Royal Dutch Shell PLC, ADR	273,000	15,143,310

		84,584,366
Internet Retail - 0.67%
eBay, Inc. *	233,700	5,174,118
Internet Software - 0.20%
Electronic Arts, Inc. *	83,200	1,515,904
Leisure Time - 1.30%
MGM Mirage, Inc. *	236,500	2,003,155
Walt Disney Company (a)	308,800	8,041,152

		10,044,307
Manufacturing - 4.52%
3M Company	178,300	12,855,430
Eaton Corp.	46,700	2,519,465
Harley-Davidson, Inc. (a)	170,200	4,081,396
Honeywell International, Inc.	154,900	5,694,124
Illinois Tool Works, Inc.	233,700	9,773,334

		34,923,749
Multimedia - 1.38%
Time Warner, Inc.	381,666	10,652,298
Office Furnishings & Supplies - 0.61%
Avery Dennison Corp.	151,900	4,693,710
Paper - 2.32%
International Paper Company	460,325	10,564,459
MeadWestvaco Corp.	218,200	4,789,490
WPP PLC, SADR	303,823	2,553,927

		17,907,876

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Equity-Income Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Petroleum Services - 1.37%
BJ Services Company	116,800	$1,875,808
Schlumberger, Ltd.	154,300	8,671,660

		10,547,468

Pharmaceuticals - 4.07%
Bristol-Myers Squibb Company	284,900	6,304,837
Eli Lilly & Company	187,000	6,257,020
Merck & Company, Inc. (a)	266,000	8,626,380
Wyeth	214,100	10,244,685

		31,432,922

Publishing - 1.54%
McGraw-Hill Companies, Inc.	273,700	9,199,057
The New York Times Company, Class A (a)	350,500	2,667,305

		11,866,362

Railroads & Equipment - 0.16%
Norfolk Southern Corp.	26,600	1,220,142
Retail Trade - 3.90%
Bed Bath & Beyond, Inc. * (a)	266,400	9,718,272
Home Depot, Inc. (a)	462,900	12,632,541
Macy’s, Inc.	173,700	2,695,824
Tiffany & Company (a)	140,200	5,100,476

		30,147,113

Semiconductors - 1.85%
Analog Devices, Inc.	245,400	6,932,550
Applied Materials, Inc.	198,600	2,617,548
Intel Corp.	232,500	4,724,400

		14,274,498

Software - 1.40%
Microsoft Corp.	439,300	10,828,745
Steel - 0.99%
Nucor Corp.	170,900	7,611,886
Telephone - 3.70%
AT&T, Inc.	569,673	14,839,982
Qwest Communications International, Inc. (a)	1,198,500	4,302,615
Sprint Nextel Corp. *	504,600	1,846,836
Verizon Communications, Inc.	244,152	7,578,478

		28,567,911

Toys, Amusements & Sporting Goods - 0.68%
Mattel, Inc.	290,700	5,229,693
Trucking & Freight - 0.98%
United Parcel Service, Inc., Class B	142,300	7,607,358

TOTAL COMMON STOCKS (Cost $771,764,451)		$739,847,125

CONVERTIBLE BONDS - 0.54%
Automobiles - 0.54%
Ford Motor Company
4.25% due 12/15/2036	3,989,000	4,163,519

TOTAL CONVERTIBLE BONDS (Cost $2,005,009)		$4,163,519

SHORT TERM INVESTMENTS - 12.18%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	6,590,847	$65,982,948
T. Rowe Price Reserve Investment Fund, 0.3265%	$28,100,184	$28,100,184

TOTAL SHORT TERM INVESTMENTS (Cost $94,080,460)		$94,083,132

REPURCHASE AGREEMENTS - 0.10%

Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $750,001 on 09/01/2009,collateralized by $750,000 Federal National Mortgage Association, 4.12% due 05/06/2013 (valued at$765,150, including interest)	$750,000	$750,000

TOTAL REPURCHASE AGREEMENTS (Cost $750,000)		$750,000

Total Investments (Equity-Income Fund) (Cost $868,599,920) - 108.65%		$838,843,776
Other assets and liabilities, net - (8.65)%		(66,774,224)

TOTAL NET ASSETS - 100.00%		$772,069,552

Fundamental Value Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 95.30%
Agriculture - 0.55%
Monsanto Company	92,320	$7,743,802
Automobiles - 0.30%
PACCAR, Inc.	116,540	4,215,252
Banking - 4.22%
Bank of New York Mellon Corp.	891,195	26,388,284
Julius Baer Holding AG	640,572	32,694,941

		59,083,225

Broadcasting - 2.17%
Grupo Televisa SA, SADR	412,609	7,212,405
Liberty Media Corp. - Entertainment, Series A *	249,148	6,948,738
News Corp., Class A	1,518,160	16,274,675

		30,435,818

Business Services - 3.51%
Dun & Bradstreet Corp.	25,405	1,855,581
H & R Block, Inc.	477,473	8,250,734
Iron Mountain, Inc. *	956,604	28,018,931
Moody’s Corp.	404,137	11,008,692

		49,133,938

Cable & Television - 1.03%
Comcast Corp., Class A	991,015	14,458,909
Chemicals - 0.21%
Potash Corp. of Saskatchewan, Inc.	33,282	2,945,790
Coal - 0.65%
China Coal Energy Company, Series H	7,092,652	9,062,804

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Fundamental Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment - 1.45%
Hewlett-Packard Company	451,840	$20,283,098
Construction Materials - 1.09%
Martin Marietta Materials, Inc. (a)	80,838	7,079,792
Vulcan Materials Company (a)	164,831	8,248,143

		15,327,935

Containers & Glass - 1.90%
Sealed Air Corp.	1,406,196	26,591,166
Cosmetics & Toiletries - 1.49%
Natura Cosmeticos SA	90,700	1,467,312
Procter & Gamble Company	357,436	19,340,862

		20,808,174

Crude Petroleum & Natural Gas - 10.63%
Devon Energy Corp.	678,404	41,640,438
EOG Resources, Inc.	547,551	39,423,672
Occidental Petroleum Corp.	881,545	64,440,939
OGX Petroleo e Gas Participacoes SA	6,100	3,317,504

		148,822,553

Electrical Utilities - 0.19%
AES Corp. *	190,750	2,607,552
Electronics - 1.35%
Agilent Technologies, Inc. *	632,740	16,248,763
Garmin, Ltd. (a)	80,690	2,652,280

		18,901,043

Financial Services - 13.13%
American Express Company	1,486,640	50,278,165
Ameriprise Financial, Inc.	296,587	8,906,508
Brookfield Asset Management, Inc.	317,410	6,452,945
Goldman Sachs Group, Inc.	51,510	8,522,845
JPMorgan Chase & Company	1,029,143	44,726,555
Visa, Inc.	51,670	3,673,737
Wells Fargo & Company (a)	2,223,981	61,203,957

		183,764,712

Food & Beverages - 2.34%
Diageo PLC, SADR	357,848	22,200,890
Hershey Company	92,299	3,620,890
The Coca-Cola Company	143,300	6,988,741

		32,810,521

Forest Products - 0.72%
Sino-Forest Corp. *	805,940	10,012,134
Healthcare Products - 2.34%
Becton, Dickinson & Company	155,940	10,856,543
Johnson & Johnson	362,580	21,914,335

		32,770,878

Healthcare Services - 2.97%
Cardinal Health, Inc.	289,139	9,998,426
Express Scripts, Inc. *	224,126	16,186,380
Laboratory Corp. of America Holdings * (a)	50,400	3,517,416
UnitedHealth Group, Inc.	423,620	11,861,360

		41,563,582

Holdings Companies/Conglomerates - 6.07%
Berkshire Hathaway, Inc., Class A *	710	71,603,500
China Merchants Holdings International Company, Ltd.	4,102,376	13,295,894

		84,899,394

Household Products - 0.16%
Hunter Douglas NV	54,893	2,269,007
Industrials - 0.26%
Cosco Pacific, Ltd.	2,412,217	3,608,241
Insurance - 7.00%
American International Group, Inc. * (a)	32,334	1,465,700
Hartford Financial Services Group, Inc.	277,354	6,578,837
Loews Corp.	1,069,714	36,530,733
Markel Corp. *	3,885	1,277,621
NIPPONKOA Insurance Company, Ltd.	98,365	608,603
Principal Financial Group, Inc.	117,330	3,332,172
Progressive Corp. *	1,802,973	29,785,114
Sun Life Financial, Inc.	71,355	2,102,118
Transatlantic Holdings, Inc.	332,421	16,242,090

		97,922,988

International Oil - 2.64%
Canadian Natural Resources, Ltd.	504,133	28,851,532
ConocoPhillips Company	179,872	8,099,636

		36,951,168

Internet Content - 1.46%
Google, Inc., Class A *	44,336	20,468,601
Internet Retail - 0.64%
Amazon.com, Inc. *	74,843	6,076,503
Liberty Media Corp. - Interactive A *	305,766	2,929,238

		9,005,741

Leisure Time - 0.73%
Walt Disney Company	392,230	10,213,669
Liquor - 1.03%
Heineken Holding NV (a)	404,958	14,354,851
Manufacturing - 2.32%
ABB, Ltd., SADR *	324,290	6,216,639
Harley-Davidson, Inc. (a)	613,522	14,712,258
Tyco International, Ltd.	364,167	11,540,452

		32,469,349

Mining - 0.79%
BHP Billiton PLC	236,672	6,210,187
Rio Tinto PLC	128,661	4,918,906

		11,129,093

Petroleum Services - 0.80%
Transocean, Ltd. *	148,343	11,250,333
Pharmaceuticals - 3.71%
Merck & Company, Inc. (a)	412,700	13,383,861
Pfizer, Inc. (a)	718,000	11,990,600
Schering-Plough Corp.	942,460	26,558,523

		51,932,984

Real Estate - 0.58%
Hang Lung Group, Ltd.	1,751,509	8,064,215

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Fundamental Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Retail Trade - 8.42%
Bed Bath & Beyond, Inc. * (a)	479,123	$17,478,407
CarMax, Inc. * (a)	406,171	7,030,820
Costco Wholesale Corp.	1,122,233	57,211,438
CVS Caremark Corp.	962,838	36,125,682

		117,846,347

Semiconductors - 2.05%
Texas Instruments, Inc.	1,165,513	28,659,965
Shipbuilding - 0.27%
China Shipping Development Company, Ltd., Class H	3,071,063	3,840,442
Software - 2.23%
Activision Blizzard, Inc. *	607,900	7,057,719
Microsoft Corp.	979,781	24,151,602

		31,209,321

Tobacco - 0.89%
Philip Morris International, Inc.	272,440	12,453,232
Trucking & Freight - 1.01%
Kuehne & Nagel International AG	88,816	7,061,545
United Parcel Service, Inc., Class B	132,041	7,058,912

		14,120,457

TOTAL COMMON STOCKS (Cost $1,350,279,045)		$1,334,012,284

CONVERTIBLE BONDS - 0.16%
Forest Products - 0.16%
Sino-Forest Corp.
5.00% due 08/01/2013 (f)	2,257,900	2,190,163

TOTAL CONVERTIBLE BONDS (Cost $2,241,619)		$2,190,163

CORPORATE BONDS - 1.00%
Containers & Glass - 0.39%
Sealed Air Corp.
12.00% due 02/14/2014 (f)	5,000,000	5,418,145
Manufacturing - 0.61%
Harley-Davidson, Inc.
15.00% due 02/01/2014	7,000,000	8,531,719

TOTAL CORPORATE BONDS (Cost $12,000,000)		$13,949,864

SHORT TERM INVESTMENTS - 12.12%
John Hancock Collateral
Investment Trust, 0.3900% ( c) (g)	11,347,070	$113,598,925
Rabobank USA Financial Corp.
0.14% due 09/04/2009	25,000,000	24,999,708
UBS Finance Delaware LLC
0.19% due 09/01/2009	31,054,000	31,054,000

TOTAL SHORT TERM INVESTMENTS (Cost $169,624,537)		$169,652,633

Total Investments (Fundamental Value Fund) (Cost $1,534,145,201) - 108.58%		$1,519,804,944
Other assets and liabilities, net - (8.58)%		(120,067,856)

TOTAL NET ASSETS - 100.00%		$1,399,737,088

Global Agribusiness Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 97.76%
Australia - 1.10%
Metcash, Ltd.	7,000	$25,320
Bermuda - 0.37%
PureCircle, Ltd. *	1,800	8,551
Canada - 13.71%
AG Growth International, Inc.	400	11,769
Agrium, Inc.	2,100	100,191
Potash Corp. of Saskatchewan, Inc.	280	24,855
Potash Corp. of Saskatchewan, Inc.	1,600	141,616
Potash One, Inc. *	7,700	15,826
Saputo, Inc.	800	20,147

		314,404

France - 0.70%
DANONE S.A. SADR *	1,500	16,125
Japan - 1.50%
MEIJI Holdings Company, Ltd. *	200	8,163
Toyo Suisan Kaisha, Ltd.	500	12,739
Yamazaki Baking Company, Ltd.	1,000	13,511

		34,413

Norway - 1.19%
Yara International ASA, ADR	1,000	27,210
Singapore - 8.37%
Golden Agri-Resources, Ltd. *	146,250	48,139
Olam International, Ltd.	22,000	37,555
Wilmar International, Ltd.	23,400	106,198

		191,892

Switzerland - 12.71%
Nestle SA, SADR	1,600	66,320
Nestle SA	900	37,407
Syngenta AG, ADR	4,000	187,680

		291,407

United Kingdom - 5.36%
Cadbury PLC, SADR	500	18,895
Unilever PLC, SADR	3,800	104,082

		122,977

United States - 52.75%
Archer-Daniels-Midland Company	8,300	239,289
Bunge, Ltd.	3,200	214,432
Campbell Soup Company	500	15,680
CF Industries Holdings, Inc.	800	65,328
Dean Foods Company *	1,000	18,140
General Mills, Inc.	1,400	83,622
Hormel Foods Corp.	400	14,780
Intrepid Potash, Inc. *	2,300	54,027
J.M. Smucker Company	700	36,589
Kellogg Company	200	9,418
Kraft Foods, Inc., Class A	2,000	56,700
McCormick & Company, Inc.	200	6,514
Monsanto Company	2,800	234,864
Ralcorp Holdings, Inc. *	500	31,365
Terra Industries, Inc.	1,700	52,887

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Agribusiness Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
The Mosaic Company	1,570	$76,098

		1,209,733

TOTAL COMMON STOCKS (Cost $1,951,524)		$2,242,032

WARRANTS - 0.04%
Singapore - 0.04%
Golden Agri-Resources, Ltd. (Expiration Date 07/23/2012, Strike Price: SGD 0.54) *	8,500	885

TOTAL WARRANTS (Cost $0)		$885

Total Investments (Global Agribusiness Fund) (Cost $1,951,524) - 97.80%		$2,242,917
Other assets and liabilities, net - 2.20%		50,494

TOTAL NET ASSETS - 100.00%		$2,293,411

The portfolio had the following four top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Agriculture	53.81%

Food & Beverages	28.67%

Chemicals	14.77%

Manufacturing	0.51%

Global Bond Fund

		Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 1.33%
U.S. Treasury Bonds - 0.47%
4.50% due 08/15/2039		$2,900,000	$3,056,327
U.S. Treasury Notes - 0.86%
0.875% due 04/30/2011 ***		2,191,000	2,194,337
1.125% due 06/30/2011 ***		308,000	309,372
2.625% due 07/31/2014		3,000,000	3,035,625

			5,539,334

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,372,919)			$8,595,661

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.24%
Federal Home Loan Mortgage Corp. - 0.13%
0.3894% due 05/04/2011 (b)***		18,000	18,027
0.7025% due 03/09/2011 ***		512,000	513,253
0.3431% due 02/01/2011 (b)***		279,000	278,902

			810,182

Federal National Mortgage Association - 8.57%
0.6156% due 03/25/2044 (b)		478,016	434,081
2.41% due 11/01/2042 to 10/01/2044 (b)		3,484,265	3,486,168
3.147% due 11/01/2035 (b)		622,700	630,856
5.139% due 09/01/2035 (b)		309,416	323,566
5.169% due 07/01/2035 (b)		296,741	310,731
5.50% due 02/01/2033 to 10/01/2038		$18,381,182	$19,168,524
5.50% TBA **		10,000,000	10,282,810
6.00% due 04/01/2036 to 08/01/2038		19,594,081	20,681,917

			55,318,653

Government National Mortgage Association - 6.54%
5.50% TBA **		500,000	522,109
6.00% due 08/15/2038 to 01/15/2039		39,469,492	41,731,280

			42,253,389

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $97,668,096)			$98,382,224

FOREIGN GOVERNMENT OBLIGATIONS - 23.77%
Canada - 1.21%
Province of Ontario, Canada
4.70% due 06/02/2037	CAD	1,300,000	1,186,307
5.00% due 12/01/2038		3,700,000	3,489,576
5.75% due 12/01/2036		2,100,000	2,175,406
5.85% due 03/08/2033		600,000	626,395
6.20% due 06/02/2031		100,000	108,112
Province of Ontario
4.10% due 06/16/2014		$200,000	209,940

			7,795,736

France - 10.29%
Government of France
3.00% due 07/12/2014	EUR	5,700,000	8,321,626
3.75% due 04/25/2021		1,600,000	2,311,421
3.75% due 01/12/2013		1,400,000	2,111,846
3.75% due 04/25/2017		5,000,000	7,449,555
3.75% due 10/25/2019		3,300,000	4,821,810
4.00% due 04/25/2055		1,000,000	1,405,056
4.00% due 10/25/2014		4,600,000	7,019,840
4.00% due 10/25/2038		1,150,000	1,621,008
4.00% due 04/25/2018 (j)		4,000,000	6,012,745
4.25% due 04/25/2019		4,900,000	7,460,094
4.25% due 10/25/2018		10,300,000	15,705,933
4.75% due 10/25/2012		1,400,000	2,172,680

			66,413,614

Germany - 3.47%
Federal Republic of Germany
4.00% due 01/04/2037		4,000,000	5,729,695
4.25% due 07/04/2039		7,700,000	11,589,988
4.25% due 07/04/2018		1,000,000	1,552,803
4.75% due 07/04/2034		2,000,000	3,168,312
6.25% due 01/04/2030		200,000	372,188

			22,412,986

Japan - 4.90%
Government of Japan
1.20% due 03/10/2017	JPY	160,480,000	1,592,382
1.20% due 06/10/2017		876,960,000	8,657,447
1.20% due 12/10/2017		80,080,000	787,547
1.30% due 03/20/2018 (j)		530,000,000	5,778,806
1.50% due 12/20/2017		250,000,000	2,775,433
2.40% due 03/20/2034 (j)		60,000,000	665,747

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan (continued)
Government of Japan (continued)
2.50% due 06/20/2036	JPY	870,000,000	$9,869,568
2.50% due 03/20/2036		130,000,000	1,471,942

			31,598,872

Netherlands - 3.51%
Kingdom of Netherlands
3.25% due 07/15/2015	EUR	3,700,000	5,416,503
4.00% due 07/15/2019		9,000,000	13,364,299
4.00% due 07/15/2018		2,600,000	3,882,230

			22,663,032

United Kingdom - 0.39%
Government of United Kingdom
4.25% due 06/07/2032	GBP	1,500,000	2,534,842

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $146,479,682)			$153,419,082

CORPORATE BONDS - 37.72%
Australia - 5.47%
Bank of Queensland, Ltd.
3.7662% due 10/22/2012 (b)	AUD	2,500,000	2,115,892
Bank of Scotland PLC, Series DMTN
3.81% due 07/24/2012 (b)		2,900,000	2,453,264
Citigroup Pty, Ltd.
3.9317% due 06/18/2012 (b)		5,500,000	4,679,187
5.50% due 06/18/2012		2,000,000	1,689,152
Commonwealth Bank of Australia
0.925% due 07/12/2013 (b)(f)		$5,400,000	5,380,479
1.03% due 12/10/2012 (b)(f)		3,000,000	3,000,175
2.50% due 12/10/2012 (f)		3,400,000	3,449,790
Commonwealth Bank of Australia, Series TCD
4.50% due 02/20/2014	AUD	2,500,000	1,993,136
Macquarie Bank, Ltd.
3.30% due 07/17/2014 (f)		$5,200,000	5,208,840
National Australia Bank, Ltd.
3.375% due 07/08/2014 (f)		3,400,000	3,405,847
National Australia Bank, Ltd., EMTN
0.80% due 06/19/2017 (b)		1,700,000	1,498,791
0.8313% due 06/29/2016 (b)		500,000	449,782

			35,324,335

Canada - 2.98%
Alcan, Inc.
6.45% due 03/15/2011		700,000	731,471
Canada Housing Trust No. 1
4.05% due 03/15/2011	CAD	6,900,000	6,587,192
4.60% due 09/15/2011		2,700,000	2,621,176
Canadian Imperial Bank of Commerce, Series EMTN
5.25% due 09/16/2010	EUR	3,000,000	4,441,012
Citigroup Finance Canada, Inc., MTN
5.50% due 05/21/2013	CAD	300,000	263,512
Falconbridge, Ltd.
7.35% due 06/05/2012		$3,000,000	3,141,630
Master Credit Card Trust, Series 06-1
4.38% due 11/21/2009	CAD	1,600,000	1,473,447

			19,259,440
Cayman Islands - 1.47%
Foundation Re II, Ltd.
7.19% due 11/26/2010 (b)(f)		$400,000	$380,442
Mizuho Financial Group (Cayman), Ltd.
8.375% due 01/29/2049		2,500,000	2,450,000
MUFG Capital Finance 2, Ltd.
4.85% until 07/25/2016, then variable due 12/31/2049	EUR	2,500,000	2,894,580
MUFG Capital Finance 5, Ltd.
6.299% until 01/25/2017, then variable due 01/25/2049	GBP	1,513,000	1,933,625
Residential Reinsurance 2007, Ltd., Series CL4
6.6675% due 06/07/2010 (b)(f)		$1,900,000	1,869,220

			9,527,867

France - 4.02%
BNP Paribas Covered Bonds SA, EMTN
4.75% due 05/28/2013	EUR	1,700,000	2,600,723
BNP Paribas Home Loan Covered Bonds SA, EMTN
3.00% due 07/23/2013		2,100,000	3,025,316
Dexia Credit Local
2.375% due 09/23/2011 (f)		$2,800,000	2,836,554
Lafarge SA
6.50% due 07/15/2016		2,000,000	1,960,772
Societe Financement de l’Economie Francaise
2.25% due 06/11/2012 (f)		5,500,000	5,527,499
3.375% due 05/05/2014 (f)		2,300,000	2,343,316
Societe Financement de l’Economie Francaise, EMTN
2.125% due 05/20/2012	EUR	200,000	288,592
Societe Generale Societe de Credit Fonciere, EMTN
4.00% due 07/07/2016		2,000,000	2,946,795
Vivendi
5.75% due 04/04/2013 (f)		$4,300,000	4,405,883

			25,935,450

Germany - 1.31%
Kreditanstalt Fuer Wiederaufbau
4.875% due 06/17/2019		4,600,000	4,965,291
Kreditanstalt Fuer Wiederaufbau, MTN
5.50% due 06/05/2014	AUD	4,200,000	3,471,768

			8,437,059

Ireland - 0.08%
Osiris Capital PLC, Series D
5.5094% due 01/15/2010 (b)(f)		$500,000	495,022
Netherlands - 2.70%
Fortis Bank Nederland Holding NV, EMTN
3.375% due 05/19/2014	EUR	2,400,000	3,508,209
ING Bank NV, EMTN
3.375% due 03/03/2014		1,800,000	2,621,281
LeasePlan Corp NV, EMTN
3.25% due 05/22/2014		1,100,000	1,598,028
NIBC Bank NV, EMTN
3.50% due 04/07/2014		4,000,000	5,839,623
Rabobank Nederland
11.00% until 06/30/2019, then variable due 12/29/2049 (f)		$3,275,000	3,868,594

			17,435,735

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
New Zealand - 0.47%
Westpac Securities NZ, Ltd.
3.45% due 07/28/2014 (f)		$3,000,000	$3,010,695
Norway - 0.39%
DnB NOR Boligkreditt, EMTN
4.50% due 05/16/2011	EUR	1,700,000	2,530,997
South Korea - 0.25%
Export-Import Bank of Korea, Series E, MTN
5.75% due 05/22/2013		1,100,000	1,595,993
Spain - 0.62%
Caja de Ahorros y Monte de Piedad de Madrid
4.25% due 02/21/2014		2,700,000	3,982,543
Switzerland - 0.76%
UBS AG/Stamford Branch, MTN
5.75% due 04/25/2018		$5,000,000	4,912,095
United Kingdom - 1.98%
Barclays Bank PLC
10.179% due 06/12/2021 (f)		800,000	994,920
Barclays Bank PLC, EMTN
1.144% due 04/20/2016 (b)	EUR	600,000	749,792
HBOS PLC, EMtN
1.57% due 09/01/2016 (b)		3,200,000	3,348,888
Lloyds TSB Bank PLC
1.5969% due 04/02/2012 (b)(f)		$1,900,000	1,895,560
Pearson Dollar Finance Two PLC
6.25% due 05/06/2018 (f)		1,000,000	1,037,064
Royal Bank of Scotland Group PLC
7.0916% until 09/29/2017, then variable due 10/29/2049	EUR	3,500,000	1,906,687
Royal Bank of Scotland PLC
2.625% due 05/11/2012 (f)		$2,400,000	2,434,248
XL Capital Finance PLC
6.50% due 01/15/2012		400,000	400,439

			12,767,598

United States - 15.22%
Altria Group, Inc.
9.25% due 08/06/2019		2,000,000	2,413,842
American Electric Power Company, Inc.
5.25% due 06/01/2015		2,000,000	2,065,846
American Express Bank FSB, BKNT
0.425% due 06/12/2012 (b)		900,000	835,707
American General Finance Corp.
6.90% due 12/15/2017		2,000,000	1,234,934
American International Group, Inc.
8.25% due 08/15/2018		1,800,000	1,441,539
American International Group, Inc., MTN
5.85% due 01/16/2018		2,200,000	1,465,994
American International Group, Inc., Series A3
4.875% until 03/15/2017, then variable due 03/15/2067	EUR	1,000,000	566,272
American International Group, Inc., Series REGS
8.00% until 05/22/2018, then variable due 05/22/2038		1,150,000	807,833
American International Group, Inc., Series WI
8.175% until 05/15/2038, then variable due 05/15/2068		$3,600,000	1,692,000
Autozone, Inc.
5.875% due 10/15/2012		500,000	530,131
BAE Systems Holdings, Inc.
6.40% due 12/15/2011 (f)		700,000	750,321
Bank of America Corp., Series E, MTN
4.625% due 02/07/2017	EUR	1,500,000	1,857,816
Bear Stearns Companies, Inc.
7.25% due 02/01/2018		$4,400,000	5,017,602
Boston Scientific Corp.
6.00% due 06/15/2011		700,000	714,875
Capital One Financial Corp., MTN
5.70% due 09/15/2011		600,000	619,111
CBS Corp.
8.875% due 05/15/2019		1,800,000	1,935,941
Citigroup, Inc.
5.50% due 04/11/2013		3,400,000	3,384,187
6.00% due 08/15/2017		2,800,000	2,631,787
6.125% due 11/21/2017		3,400,000	3,207,400
Citigroup, Inc., EMTN
1.083% due 02/09/2016 (b)	EUR	2,500,000	2,923,431
1.40% due 03/05/2014 (b)		5,900,000	7,413,796
CNA Financial Corp.
6.00% due 08/15/2011		$1,000,000	999,198
D.R. Horton, Inc.
6.00% due 04/15/2011		800,000	796,000
DaimlerChrysler NA Holding Corp., MTN
5.75% due 09/08/2011		300,000	314,573
General Electric Capital Corp.
6.375% until 11/15/2017, then variable due 11/15/2067		1,000,000	807,500
Goldman Sachs Group, Inc.
5.25% due 06/01/2016	CAD	1,500,000	1,394,510
Goldman Sachs Group, Inc., Series E, MTN
6.375% due 05/02/2018	EUR	1,000,000	1,559,207
Home Depot, Inc.
5.40% due 03/01/2016		$1,000,000	1,034,552
HSBC Finance Corp.
0.9794% due 09/14/2012 (b)		1,700,000	1,615,921
5.25% due 01/15/2014		400,000	407,859
Intuit, Inc.
5.75% due 03/15/2017		2,000,000	2,041,996
Johnson Controls, Inc.
5.25% due 01/15/2011		600,000	614,972
JPMorgan Chase & Company
6.00% due 01/15/2018		1,500,000	1,612,039
6.40% due 05/15/2038		1,900,000	2,098,145
JPMorgan Chase & Company, MTN
5.058% until 02/22/2016, then variable due 02/22/2021	CAD	700,000	617,260
JPMorgan Chase Bank NA
4.375% until 11/14/2016, then variable due 11/30/2021	EUR	500,000	671,192
JPMorgan Chase Capital XX, Series T
6.55% due 09/15/2066		$900,000	784,398
Kinder Morgan Energy Partners LP, MTN
6.95% due 01/15/2038		300,000	324,336
Lehman Brothers Holdings, Inc., MTN
5.625% due 01/24/2013 ^		3,600,000	657,000
6.875% due 05/02/2018 ^		4,200,000	771,750

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
United States (continued)
Loews Corp.
5.25% due 03/15/2016		$200,000	$201,121
Masco Corp.
6.125% due 10/03/2016		700,000	639,727
McKesson Corp.
5.70% due 03/01/2017		600,000	623,525
Merrill Lynch & Company, Inc., EMTN
1.129% due 05/30/2014 (b)	EUR	600,000	749,602
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018		$3,200,000	3,267,459
Morgan Stanley
0.96% due 10/18/2016 (b)		600,000	531,171
0.9894% due 10/15/2015 (b)		4,600,000	4,178,732
Morgan Stanley, EMTN
1.60% due 03/01/2013 (b)	EUR	1,100,000	1,457,068
1.845% due 04/13/2016 (b)		200,000	247,907
Motorola, Inc.
6.00% due 11/15/2017		$700,000	638,412
Nabors Industries, Inc.
6.15% due 02/15/2018		2,000,000	1,948,622
Nationwide Health Properties, Inc.
6.50% due 07/15/2011		600,000	583,957
Nisource Finance Corp.
5.40% due 07/15/2014		200,000	200,144
Norfolk Southern Corp.
5.257% due 09/17/2014		2,000,000	2,139,760
President and Fellows of Harvard College
6.50% due 01/15/2039 (f)		1,700,000	1,984,937
Sabre Holdings Corp.
7.35% due 08/01/2011		700,000	666,750
Sara Lee Corp.
6.25% due 09/15/2011		500,000	535,201
Sealed Air Corp.
5.625% due 07/15/2013 (f)		700,000	704,663
Simon Property Group LP, REIT
6.10% due 05/01/2016		1,000,000	997,200
Southwest Airlines Company
5.125% due 03/01/2017		500,000	462,805
Sprint Capital Corp.
8.75% due 03/15/2032		200,000	166,000
Sprint Nextel Corp.
6.00% due 12/01/2016		1,000,000	840,000
8.375% due 08/15/2017		3,000,000	2,857,500
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (f)		300,000	281,766
The Board of Trustees of The Leland Stanford Junior University
4.75% due 05/01/2019		1,900,000	1,992,967
Wells Fargo Capital XIII, Series GMTN
7.70% until 03/26/2013, then variable due 12/29/2049		2,000,000	1,740,000
WM Covered Bond Program, Series EMTN
3.875% due 09/27/2011	EUR	3,500,000	5,002,600

			98,272,369

TOTAL CORPORATE BONDS (Cost $247,297,606)			$243,487,198

MUNICIPAL BOND-0.83%
California-0.62%
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A
5.00% due 06/01/2038		4,300,000	3,772,304
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1
5.125% due 06/01/2047		300,000	209,481

			3,981,785

New York - 0.02%
New York City Municipal Water Finance Authority, Water & Sewer Revenue, Series 1289
7.429% due 12/15/2013 (b)		130,000	126,346
Ohio - 0.19%
Buckeye Tobacco Settlement Financing Authority
5.875% due 06/01/2047		1,700,000	1,247,868
Puerto Rico - 0.00%
Puerto Rico Sales Tax Financing Corp.
zero coupon due 08/01/2054		500,000	27,010

TOTAL MUNICIPAL BONDS (Cost $6,309,445)			$5,383,009

COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.69%
Australia - 1.24%
Crusade Global Trust, Series 2004-2, Class A2
1.001% due 11/19/2037 (b)	EUR	956,565	1,271,379
Puma Finance, Ltd., Series 2004-P10, Class BA
3.43% due 07/12/2036 (b)	AUD	466,374	382,211
Puma Finance, Ltd., Series 2005-P11, Class BA
3.3267% due 08/22/2037 (b)		399,872	324,151
Superannuation Members Home Loans Global Fund, Series 2004-7, Class A1
0.7694% due 03/09/2036 (b)		$1,143,783	1,072,308
Swan, Series 2006-1E, Class A1
0.5387% due 05/12/2037 (b)		1,742,292	1,638,566
Swan, Series 2006-1E, Class A2
3.4367% due 05/12/2037 (b)	AUD	1,568,062	1,267,083
Torrens Trust, Series 2007-1, Class A
3.57% due 09/19/2014 (b)		2,539,673	2,045,301

			8,000,999

Ireland - 0.42%
German Residential Asset Note Distributor PLC, Series 2006-1, Class A
1.209% due 07/20/2016 (b)	EUR	1,225,000	1,320,252
Immeo Residential Finance PLC, Series 2007-2, Class A
1.437% due 12/15/2016 (b)		1,325,117	1,367,775

			2,688,027

Italy - 0.04%
Intesabci Sec. 2 SRL, Series 1, Class A2
1.114% due 08/28/2023 (b)		181,611	254,438
Netherlands - 0.45%
Atomium Mortgage Finance BV, Series 2003-I, Class A
0.748% due 07/01/2034 (b)		482,725	658,295

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Netherlands (continued)
Delphinus BV, Series 2001-II, Class A1
1.124% due 11/28/2031 (b)	EUR	700,720	$980,906
Dutch Mortgage Portfolio Loans, BV, Series III, Class A
1.109% due 11/20/2035 (b)		954,935	1,285,877

			2,925,078

Spain - 0.07%
Bancaja Fondo de Titulizacion de Activos, Series 2005-8, Class A
1.037% due 10/25/2037 (b)		462,958	477,327
United States - 10.47%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1
5.1598% due 09/25/2035 (b)		$152,032	109,540
American Home Mortgage Investment Trust, Series 2007-1, Class GA2
0.5056% due 05/25/2047 (b)		439,935	101,406
American Home Mortgage Investment Trust, Series 2004-3, Class 5A
4.29% due 10/25/2034 (b)		459,115	326,641
Banc of America Funding Corp., Series 2006-A, Class 1A1
4.5747% due 02/20/2036 (b)		1,599,829	1,380,165
Banc of America Funding Corp., Series 2006-J, Class 4A1
6.0932% due 01/20/2047 (b)		223,661	145,672
BCAP LLC Trust, Series 2006-AA2, Class A1
0.4356% due 01/25/2037 (b)		2,565,634	1,148,881
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-5, Class 1A2
3.7394% due 08/25/2033 (b)		101,154	95,500
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 6A
4.6489% due 10/25/2033 (b)		224,190	212,156
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1
5.1586% due 02/25/2034 (b)		29,978	24,766
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 22A
4.1763% due 05/25/2034 (b)		392,191	346,085
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 23A
4.6301% due 05/25/2034 (b)		182,933	152,419
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1
2.90% due 03/25/2035 (b)		2,255,233	1,975,901
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2
2.2156% due 03/25/2035 (b)		627,473	545,518
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1
2.49% due 08/25/2035 (b)		1,244,961	1,074,442
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2
4.55% due 08/25/2035 (b)		1,384,442	1,197,896
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1
4.625% due 10/25/2035 (b)		2,842,747	2,421,483
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.4901% due 09/25/2036 (b)		1,972,965	1,360,724
Bear Stearns Alt-A Trust, Series 2005-9, Class 24A1
5.507% due 11/25/2035 (b)		1,024,711	594,175
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
0.4256% due 02/25/2034 (b)		95,639	63,500
Bear Stearns Alt-A Trust, Series 2006-6, Class 31A1
5.6753% due 11/25/2036 (b)		2,331,386	1,429,978
Bear Stearns Alt-A Trust, Series 2006-6, Class 32A1
5.6718% due 10/25/2036 (b)		1,759,319	1,109,113
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1
5.6425% due 01/26/2036 (b)		1,053,167	616,109
Bella Vista Mortgage Trust, Series 2005-2, Class 2A1
0.5225% due 05/20/2045 (b)		768,395	328,951
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class 1A1
2.85% due 12/25/2035 (b)		400,725	342,111
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A
4.70% due 12/25/2035		2,017,709	1,699,665
Citigroup Mortgage Loan Trust, Inc., Series 2005-12, Class 2A1
1.0656% due 08/25/2035 (b)		1,131,779	703,171
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1
4.7475% due 08/25/2035 (b)		711,598	640,278
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2
4.2475% due 08/25/2035 (b)		828,014	701,239
Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL
0.4956% due 02/05/2019 (b)(f)		2,600,000	1,927,597
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A3
5.25% due 06/25/2035		244,789	205,758
Countrywide Alternative Loan Trust, Series 2005-56, Class 2A2
3.0908% due 11/25/2035 (b)		118,217	57,977
Countrywide Alternative Loan Trust, Series 2005-56, Class 2A3
2.5508% due 11/25/2035 (b)		118,136	57,187
Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1
0.4525% due 02/20/2047 (b)		2,275,228	1,137,086
Countrywide Alternative Loan Trust, Series 2007-11T1, Class A12
0.6156% due 05/25/2037 (b)		530,109	252,668
Countrywide Alternative Loan Trust, Series 2007-16CB, Class 5A1
6.25% due 08/25/2037		249,211	127,213
Countrywide Alternative Loan Trust, Series 2007-7T2, Class A9
6.00% due 04/25/2037		377,936	253,371
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A
0.4456% due 05/25/2047 (b)		2,344,467	1,068,826

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Countrywide Alternative Loan Trust, Series 2005-11CB, Class 2A8
4.50% due 06/25/2035	$92,127	$90,654
Countrywide Alternative Loan Trust, Series 2005-81, Class A1
0.5456% due 02/25/2037 (b)	4,231,622	2,136,873
Countrywide Alternative Loan Trust, Series 2006-OA1, Class 2A1
0.4825% due 03/20/2046 (b)	1,419,388	655,759
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 11A1
3.9971% due 08/25/2034 (b)	88,653	58,106
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-22, Class A3
4.7647% due 11/25/2034 (b)	308,637	258,369
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R2, Class 1AF1
0.6056% due 06/25/2035 (b)(f)	137,328	93,339
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB9, Class 5A1
5.25% due 02/20/2036 (b)	612,836	305,106
Countrywide Home Loans, Series 2004-12, Class 12A1
3.9886% due 08/25/2034 (b)	911,139	687,631
Countrywide Home Loans, Series 2004-25, Class 1A1
0.5956% due 02/25/2035 (b)	267,544	148,004
Countrywide Home Loans, Series 2004-25, Class 2A1
0.6056% due 02/25/2035 (b)	320,630	178,803
Countrywide Home Loans, Series 2005-HYB9, Class 3A2A
5.25% due 11/20/2025 (b)	667,159	449,673
CS First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3
3.8451% due 07/25/2033 (b)	29,768	27,292
CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1
3.8873% due 08/25/2033 (b)	339,026	313,336
Federal Home Loan Mortgage Corp., Series T-63, Class 1A1
2.41% due 02/25/2045 (b)	290,438	275,596
Federal Home Loan Mortgage Corp., Series 2004-2895, Class F
0.6228% due 06/15/2031 (b)	468,241	466,511
Federal Home Loan Mortgage Corp., Series 2006-3117, Class PN
5.00% due 11/15/2021	1,332	1,330
Federal National Mortgage Association, Series 2003-W6, Class F
0.6156% due 09/25/2042 (b)	627,124	587,794
Federal National Mortgage Association, Series 2005-120, Class NF
0.3656% due 01/25/2021 (b)	314,902	313,216
Federal National Mortgage Association, Series 2006-15, Class FC
0.3956% due 03/25/2036 (b)	944,805	747,483
Federal National Mortgage Association, Series 2006-16, Class FC
0.5656% due 03/25/2036 (b)	2,039,830	2,010,898
Federal National Mortgage Association, Series 2006-5, Class 3A2
4.2413% due 02/25/2036 (b)	823,268	808,541
First Horizon Asset Securities, Inc., Series 2003-AR2, Class 2A1
3.1475% due 07/25/2033 (b)	86,531	81,384
First Horizon Asset Securities, Inc., Series 2003-AR4, Class 2A1
4.7402% due 12/25/2033 (b)	178,055	161,738
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1
5.3652% due 08/25/2035 (b)	144,076	120,012
First Republic Mortgage Loan Trust, Series 2001-FRB1, Class A
0.6228% due 11/15/2031 (b)	376,395	314,122
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
4.7493% due 06/25/2034 (b)	22,960	14,039
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A
0.3456% due 10/25/2046 (b)	1,337,073	1,138,489
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1
4.4664% due 10/25/2033 (b)	21,523	17,729
GS Mortgage Securities Corp., Series 2003-1, Class A2
0.9656% due 01/25/2032 (b)	260,976	173,081
GSR Mortgage Loan Trust, Series 2003-1, Class A2
4.5261% due 03/25/2033 (b)	180,473	174,177
Harborview Mortgage Loan Trust, Series 2003-1, Class A
4.3027% due 05/19/2033 (b)	292,674	270,042
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1
5.1396% due 07/19/2035 (b)	47,027	29,676
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A
0.5188% due 03/19/2037 (b)	1,463,905	710,619
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11
0.3688% due 01/19/2038 (b)	604,120	571,081
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A
0.4688% due 01/19/2038	2,180,073	1,051,618
Impac Secured Assets Corp., Series 2006-4, Class A2A
0.3456% due 01/25/2037 (b)	491,755	353,343
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A
4.9662% due 12/25/2034 (b)	89,003	53,724
JPMorgan Alternative Loan Trust, Series 2006-A6, Class 2A1
5.50% due 11/25/2036 (b)	615,495	505,762
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	1,100,000	988,750

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1
4.3775% due 11/25/2033 (b)	$253,410	$236,033
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1
5.0156% due 02/25/2035 (b)	444,263	425,454
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A1
0.3528% due 09/15/2021 (b)(f)	326,431	291,358
Mellon Residential Funding Corp., Series 2000-TBC3, Class A1
0.7128% due 12/15/2030 (b)	967,784	827,234
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 1A1
4.4412% due 02/25/2033 (b)	127,046	110,861
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 1A
4.25% due 10/25/2035 (b)	1,150,191	986,730
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2
0.5156% due 08/25/2036 (b)	194,993	106,859
Merrill Lynch Mortgage Investors, Inc., Series 2003-C, Class A1
0.5956% due 06/25/2028 (b)	622,920	534,641
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4
5.378% due 08/12/2048	900,000	658,761
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3
6.1555% due 08/12/2049 (b)	2,000,000	1,529,111
Puma Finance, Ltd., Series 2006-G5, Class A1
0.4888% due 02/21/2038 (b)	1,323,280	1,162,222
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1
0.4456% due 06/25/2046 (b)	2,523,569	1,155,809
Residential Accredit Loans, Inc., Series 2007-QO2, Class A1
0.4156% due 02/25/2047 (b)	571,045	237,370
Residential Accredit Loans, Inc., Series 2006-QO3, Class A1
0.4756% due 04/25/2046 (b)	1,564,171	713,297
Residential Asset Securitization Trust, Series 2005-A15, Class 5A1
5.75% due 02/25/2036	337,861	216,400
Residential Asset Securitization Trust, Series 2006-R1, Class A2
0.6656% due 01/25/2046 (b)	675,712	265,335
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21
5.2039% due 09/25/2035 (b)	192,104	128,403
Sequoia Mortgage Trust, Series 5, Class A
0.6288% due 10/19/2026 (b)	244,384	192,338
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A1
3.7781% due 02/25/2034 (b)	172,906	144,775
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A2
3.7781% due 02/25/2034 (b)	950,983	782,116
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 7A1
5.21% due 09/25/2034 (b)	757,135	653,974
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-19, Class 2A1
2.451% due 01/25/2035 (b)	821,531	368,384
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2
3.7595% due 04/25/2034 (b)	386,997	332,479
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 12A1
0.4856% due 05/25/2036 (b)	1,911,423	894,731
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1
0.3856% due 08/25/2011 (b)	1,672,537	1,573,155
WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A5
3.8048% due 09/25/2033 (b)	36,994	36,833
WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A6
3.8048% due 09/25/2033 (b)	4,000,000	3,532,376
WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 1A
1.95% due 01/25/2047 (b)	637,901	259,721
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A
2.2508% due 11/25/2042 (b)	412,585	255,990
WaMu Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7
2.91% due 06/25/2033 (b)	117,549	100,646
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.5556% due 10/25/2045 (b)	190,972	109,608
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
0.5756% due 01/25/2045 (b)	323,340	202,849
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.4956% due 04/25/2045 (b)	559,276	351,038
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A
1.8608% due 12/25/2046 (b)	475,387	227,858
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
2.0508% due 02/25/2046 (b)	1,069,250	646,082
WaMu Mortgage Pass-Through Certificates, Series 2003-R1, Class A1
0.8056% due 12/25/2027 (b)	957,956	711,233
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A
1.9908% due 07/25/2046 (b)	440,751	152,362
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A1
3.3791% due 09/25/2034 (b)	1,638,218	1,554,335

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Bond Fund (continued)

		Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
United States (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1
4.9485% due 03/25/2036 (b)		$1,997,089	$1,629,046

			67,576,675

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $107,841,271)			$81,922,544

ASSET BACKED SECURITIES - 2.95%
Canada - 0.14%
Ford Auto Securitization Trust, Series 2009-R1A, Class A2
4.817% due 10/15/2012	CAD	1,000,000	894,572
Ireland - 0.48%
Cars Alliance Funding PLC, Series 2007-1, Class A
1.168% due 10/08/2023 (b)	EUR	1,700,000	2,236,300
SC Germany Auto, Series 2007-1, Class A
0.591% due 08/11/2015 (b)		602,411	838,306

			3,074,606

Italy - 0.16%
Locat Securitisation Vehicle Srl, Series 2006-4, Class A2
1.443% due 12/12/2028 (b)		806,688	1,041,980
United States - 2.17%
Access Group, Inc., Series 2008-1, Class A
1.8038% due 10/27/2025 (b)		$2,600,257	2,626,050
Countrywide Asset-Backed Certificates, Series 2007-2, Class 2A1
0.3156% due 02/25/2037 (b)		522,368	458,675
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1
0.3356% due 06/25/2047 (b)		934,402	898,533
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3
0.3156% due 11/25/2036 (b)		680,299	669,060
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2A
0.3356% due 12/25/2037 (b)		381,798	365,251
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B
1.1728% due 01/15/2011 (b)		747,608	748,734
Franklin Auto Trust, Series 2008-A, Class A2
1.2725% due 10/20/2011 (b)		796,747	798,221
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1
0.3156% due 12/25/2036 (b)		741,537	491,810
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A2
0.3156% due 08/25/2036 (b)		146,861	142,338
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1
0.5456% due 10/25/2034 (b)		134,514	101,363
Mid-State Trust, Series 1995-4, Class A
8.33% due 04/01/2030		1,344,257	1,215,942
Nelnet Student Loan Trust, Series 2008-4, Class A1
1.0338% due 04/27/2015 (b)		1,090,556	1,091,795
Nomura Asset Acceptance Corp., Series 2006-S1, Class A1
0.4056% due 01/25/2036 (b)(f)		18,254	16,695
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A1A
0.3656% due 08/25/2046 (b)		399,598	384,723
Residential Asset Securities Corp., Series 2006-KS9, Class AI1
0.3356% due 11/25/2036 (b)		135,777	134,609
SACO I, Inc., Series 2005-10, Class 1A
0.5256% due 11/25/2033 (b)		417,562	70,270
SLM Student Loan Trust, Series 2003-6, Class A4
0.8294% due 12/17/2018 (b)		431,154	426,463
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1
0.3456% due 01/25/2037 (b)		150,881	148,228
Structured Asset Securities Corp., Series 2006-11, Class A1
4.3997% due 10/25/2035 (b)(f)		618,175	412,396
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)		3,000,000	2,549,469
Wells Fargo Home Equity Trust, Series 2005-2, Class AI1A
0.4956% due 10/25/2035 (b)(f)		306,220	291,775

			14,042,400

TOTAL ASSET BACKED SECURITIES (Cost $20,985,810)			$19,053,558

SUPRANATIONAL OBLIGATIONS - 0.28%
Australia - 0.28%
European Investment Bank
5.375% due 05/20/2014	AUD	2,200,000	1,812,136

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,728,975)			$1,812,136

PREFERRED STOCKS - 0.18%
United States - 0.18%
SLM Corp. (k)		6,200	74,400
State Street Capital Trust IV (k)		1,800,000	1,124,055

			1,198,455

TOTAL PREFERRED STOCKS (Cost $1,869,750)			$1,198,455

TERM LOANS - 0.47%
United States - 0.47%
Chrysler Financial
4.29% due 08/03/2012 (b)		2,290,357	2,164,388
Ford Motor Company, Term B
3.4957% due 11/29/2013 (b)		973,810	843,806

			3,008,194

TOTAL TERM LOANS (Cost $3,208,884)			$3,008,194

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Bond Fund (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 4.88%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 08/31/2009 at 0.21% to be repurchased at $30,600,179 on 09/01/2009, collateralized by $28,376,000 Federal National Mortgage Association, 4.625% due 10/15/2014 (valued at $31,316,889, including interest)	$30,600,000	$30,600,000
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $931,002 on 09/01/2009, collateralized by $950,000 Federal National Mortgage Association, zero coupon due 12/30/2009 (valued at $950,000, including interest)	931,000	931,000

TOTAL REPURCHASE AGREEMENTS (Cost $31,531,000)		$31,531,000

SHORT TERM INVESTMENTS - 0.42%
U.S. Treasury Bills
0.26% due 02/25/2010 ***	$2,689,000	$2,685,577

TOTAL SHORT TERM INVESTMENTS (Cost $2,685,577)		$2,685,577

Total Investments (Global Bond Fund) (Cost $675,979,015) - 100.76%		$650,478,638
Other assets and liabilities, net - (0.76)%		(4,932,664)

TOTAL NET ASSETS - 100.00%		$645,545,974

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 54.74%
Federal National Mortgage Association
5.50%, TBA **	$28,000,000	$28,947,264
6.00%, TBA **	19,800,000	$20,775,772

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $49,545,850)		$49,723,036

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 45.26%
Government National Mortgage Association
6.00%, TBA **	39,000,000	$41,108,438

TOTAL GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (Proceeds $40,902,734)		$41,108,438

Total Securities Sold Short (Global Bond Fund) (Proceeds $90,448,584)		$90,831,474

Global Infrastructure Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 98.74%
Australia - 4.06%
Macquarie Infrastructure Group	7,000	$7,864
SP Ausnet	55,000	35,706
Transurban Group, Ltd.	12,000	40,957

		84,527

Bermuda - 0.11%
Frontline, Ltd.	100	2,227
Brazil - 4.55%
Brasil Telecom SA, ADR *	991	21,386
Cia Energetica de Minas Gerais, ADR	1,596	23,317
Companhia de Saneamento Basico do Estado de Sao Paulo, ADR *	516	18,886
Vivo Participacoes SA	1,365	31,067

		94,656

Canada - 12.31%
ATCO, Ltd., Class I	320	12,496
Canadian Utilities, Ltd.	400	13,687
Enbridge, Inc.	1,800	66,978
SNC-Lavalin Group, Inc.	1,000	42,330
The Churchill Corp. *	2,300	31,535
TransCanada Corp.	3,000	89,040

		256,066

China - 1.05%
China Telecom Corp., Ltd. ADR	424	21,891
France - 2.42%
France Telecom SA, SADR	616	15,856
GDF Suez	816	34,458

		50,314

Germany - 5.40%
E.ON AG, ADR	491	20,794
Fraport AG, ADR	300	15,176
Freenet AG *	2,527	33,868
RWE AG	459	42,579

		112,417

Italy - 1.69%
Enel SpA	4,104	24,177
Terna SpA	3,000	11,059

		35,236

Japan - 4.59%
Kamigumi Company, Ltd.	1,000	8,421
KDDI Corp.	3	17,046
Nippon Telegraph & Telephone Corp., ADR	2,207	48,996
NTT DoCoMo, Inc., SADR	1,365	20,980

		95,443

Netherlands - 2.38%
Koninklijke KPN NV, SADR	1,124	17,253
Koninklijke Vopak NV	500	32,192

		49,445

Portugal - 4.32%
Electricidade de Portugal SA	13,317	57,615
Portugal Telecom SGPS SA, ADR	3,112	32,178

		89,793

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Infrastructure Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Spain - 11.78%
Abertis Infraestructuras SA	2,520	$54,907
Enagas	300	5,927
Gas Natural SDG SA	1,447	30,457
Iberdrola SA	4,444	41,257
Telefonica SA, SADR	1,484	112,457

		245,005

Sweden - 1.40%
Tele2 AB, Series B	2,090	29,102
Switzerland - 1.85%
Swisscom AG	1,116	38,457
Taiwan - 0.23%
Chunghwa Telecom Company, Ltd., ADR	284	4,853
Turkey - 0.56%
Turkcell Iletisim Hizmetleri AS, ADR	726	11,696
United Kingdom - 3.63%
National Grid PLC, SADR	399	19,188
Vodafone Group PLC, SADR	2,593	56,320

		75,508

United States - 36.41%
Alliant Energy Corp.	871	22,942
Apollo Group, Inc., Class A *	800	51,856
AT&T, Inc.	2,807	73,122
CenturyTel, Inc.	996	32,101
DeVry, Inc.	700	35,770
DTE Energy Company	1,421	49,423
Edison International	1,245	41,596
El Paso Corp.	3,500	32,305
Energen Corp.	682	28,637
Entergy Corp.	241	19,039
Exelon Corp.	516	25,810
FirstEnergy Corp.	323	14,577
FPL Group, Inc.	500	28,090
ITT Educational Services, Inc. *	200	20,998
Kinder Morgan Management LLC *	642	30,386
OGE Energy Corp.	387	12,105
ONEOK, Inc.	687	23,276
Pinnacle West Capital Corp.	245	8,063
Qwest Communications International, Inc.	5,650	20,284
Spectra Energy Corp.	3,200	60,224
Suburban Propane Partners, LP	509	20,650
Telephone & Data Systems, Inc.	152	4,008
USA Mobility, Inc. *	440	5,601
Verizon Communications, Inc.	1,475	45,784
Williams Companies, Inc.	3,100	50,964

		757,611

TOTAL COMMON STOCKS (Cost $1,947,205)		$2,054,247

Total Investments (Global Infrastructure Fund) (Cost $1,947,205) - 98.74%		$2,054,247
Other assets and liabilities, net - 1.26%		26,295

TOTAL NET ASSETS - 100.00%		$2,080,542

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Electrical Utilities	22.46%
Gas & Pipeline Utilities	19.72%
Telecommunications Equipment & Services	15.52%
Telephone	11.62%
Cellular Communications	6.23%

Global Real Estate Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 101.56%
Australia - 11.55%
CFS Gandel Retail Trust	1,199,179	$1,919,576
Charter Hall Group, Ltd	157,660	70,538
Dexus Property Group, REIT	3,009,259	1,888,437
General Property Trust, Ltd.	3,865,445	2,002,811
ING Industrial Fund	162,663	69,323
ING Office Fund	1,665,144	766,234
Macquarie CountryWide Trust	1,190,195	632,740
Macquarie Goodman Group, Ltd.	4,298,277	2,248,331
Macquarie Leisure Trust Group	157,837	188,068
Macquarie Office Trust	3,406,601	776,542
Mirvac Group, Ltd.	1,866,225	2,342,323
Stockland Company, Ltd.	1,418,517	4,512,804
Westfield Group	1,308,531	13,932,584

		31,350,311

Bulgaria - 0.00%
BGP Holdings PLC *	4,606,148	7
Canada - 2.97%
Allied Properties Real Estate Investment Trust	62,700	995,984
Boardwalk Real Estate Investment Trust	63,800	2,138,808
Brookfield Properties Corp. REIT	101,200	1,110,164
First Capital Realty, Inc.	28,500	496,716
RioCan Real Estate Investment Trust (a)	215,750	3,320,747

		8,062,419

Finland - 0.36%
Technopolis Oyj	185,000	980,940
France - 4.16%
Fonciere Des Regions (a)	7,999	837,630
Klepierre SA (a)	30,000	1,128,178

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Real Estate Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Unibail-Rodamco SE, REIT	47,000	$9,318,342

		11,284,150

Guernsey - 0.18%
Camper & Nicholsons Marina Investments, Ltd. *	1,250,000	498,560
Hong Kong - 17.55%
China Overseas Land & Investment, Ltd.	2,719,452	5,493,359
China Resources Land, Ltd.	1,479,000	3,101,479
Hang Lung Properties, Ltd.	1,028,592	3,205,344
Henderson Land Development Company, Ltd.	623,000	3,647,691
Kerry Properties, Ltd.	804,303	3,819,351
Link, REIT	1,094,000	2,409,481
New World China Land, Ltd.	1,483,200	707,746
New World Development Company, Ltd.	1,698,863	3,425,638
Shimao Property Holdings, Ltd., GDR	1,125,500	1,677,543
Sino Land Company, Ltd.	1,236,000	2,119,612
Sino-Ocean Land Holdings, Ltd.	801,500	731,821
Sun Hung Kai Properties, Ltd.	1,283,173	17,293,224

		47,632,289

Indonesia - 0.14%
Ciputra Development Tbk PT *	5,000,000	379,279
Japan - 13.62%
Aeon Mall Company, Ltd.	70,700	1,658,943
Daikyo, Inc. (a)	150,000	386,309
Japan Real Estate Investment Corp., REIT	171	1,392,292
Japan Retail Fund Investment Corp., REIT	210	1,118,273
Kenedix Realty Investment Corp. *	157	587,009
Kenedix, Inc.	500	238,679
Mitsubishi Estate Company, Ltd.	596,000	9,818,346
Mitsui Fudosan Company, Ltd.	529,000	9,923,792
MORI TRUST Sogo Reit, Inc.	97	781,409
Nippon Building Fund, Inc., REIT	238	2,093,808
Nomura Real Estate Office Fund, Inc.	100	692,793
Sumitomo Realty &
Development Company, Ltd.	259,000	5,409,761
Tokyo Tatemono Company, Ltd.	233,000	1,366,465
Tokyu REIT, Inc.	70	395,498
Top REIT, Inc.	130	539,886
United Urban Investment Corp.	100	556,945

		36,960,208
Netherlands - 1.50%
Corio NV	40,000	2,447,841
NR Nordic and Russia Properties, Ltd.	1,604,158	436,524
Wereldhave NV	12,000	1,177,082

		4,061,447

Philippines - 0.24%
Megaworld Corp.	20,000,000	656,288
Singapore - 5.71%
Ascendas, REIT *	2,464,088	2,818,883
Capitaland, Ltd.	2,393,500	6,153,319
CDL Hospitality Trusts, REIT *	418,000	409,022
Hong Kong Land Holdings, Ltd.	1,157,000	4,704,596
Wing Tai Holdings, Ltd.	1,159,000	1,397,226

		15,483,046
United Kingdom - 9.04%
Big Yellow Group PLC *	160,000	1,001,700
British Land Company PLC	410,426	3,212,731
Capital & Regional PLC - Subscription Shares *	1,800,000	476,176
Capital & Regional PLC	297,071	194,577
Derwent Valley Holdings PLC	70,000	1,304,947
Equest Balkan Properties PLC *	647,078	150,111
Great Portland Estates PLC (a)	425,000	1,806,038
Hammerson PLC	300,000	1,964,215
Hansteen Holdings PLC	400,000	565,266
Helical Bar PLC	170,000	1,018,082
Land Securities Group PLC	230,000	2,294,262
London & Stamford Property, Ltd.	400,000	838,110
Max Property Group PLC *	400,000	836,282
Minerva PLC *	395,505	206,981
Safestore Holdings, Ltd.	500,000	1,059,911
Segro PLC	437,252	2,538,376
Shaftesbury PLC	100,000	613,275
South African Property Opportunities PLC *	1,400,000	1,435,853
St. Modwen Properties PLC *	150,000	597,348
Terrace Hill Group PLC	2,000,000	685,657
Unite Group PLC	450,000	1,737,798

		24,537,696

United States - 34.54%
AMB Property Corp., REIT	120,300	2,746,449
American Campus Communities, Inc., REIT	91,850	2,389,018
Apartment Investment & Management Company, Class A, REIT	111,650	1,358,780
Avalon Bay Communities, Inc., REIT (a)	59,878	3,857,940
BioMed Realty Trust, Inc., REIT	128,250	1,728,810
Boston Properties, Inc., REIT (a)	114,750	6,951,555
BRE Properties, Inc., Class A, REIT	70,550	1,994,448
Cogdell Spencer, Inc., REIT	91,550	413,806
DiamondRock Hospitality Company, REIT	130,800	895,980
Digital Realty Trust, Inc., REIT (a)	93,650	4,081,267
Duke Realty Corp., REIT	193,400	2,227,968
Education Realty Trust, Inc., REIT	106,410	622,499
Equity Lifestyle Properties, Inc., REIT	1,000	40,250
Equity Residential, REIT	124,200	3,391,902
Government Properties Income Trust, REIT *	26,650	568,445
HCP, Inc., REIT	175,600	5,001,088
Health Care, Inc., REIT	38,400	1,640,064
Host Hotels & Resorts, Inc., REIT	216,810	2,161,596
Kilroy Realty Corp., REIT	53,500	1,482,485
Kimco Realty Corp., REIT	234,000	2,936,700
LaSalle Hotel Properties, REIT	2,650	43,857
LTC Properties, Inc., REIT	16,550	421,528
Nationwide Health Properties, Inc., REIT	114,518	3,650,834
NRDC Acquisition Corp. *	14,500	143,260
Post Properties, Inc., REIT	102,600	1,748,304
ProLogis, REIT (a)	263,650	2,931,788
PS Business Parks, Inc., REIT	18,950	1,003,023
Public Storage, Inc., REIT	96,800	6,829,240
Regency Centers Corp., REIT	161,230	5,409,267
Senior Housing Properties Trust, REIT	184,863	3,708,352
Simon Property Group, Inc., REIT	180,448	11,480,102
SL Green Realty Corp., REIT	40,450	1,427,481

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Global Real Estate Fund (continued)

		Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Sunstone Hotel Investors, Inc., REIT		180,000	$1,126,800
The Macerich Company, REIT (a)		19,778	566,837
Ventas, Inc., REIT		64,000	2,509,440
Vornado Realty Trust, REIT (a)		73,553	4,230,769

			93,721,932

TOTAL COMMON STOCKS (Cost $203,201,091)			$275,608,572

INVESTMENT COMPANIES - 0.25%
Cayman Islands - 0.00%
ARGO Real Estate Opportunities Fund, Ltd. *		147,790	4,237
Luxembourg - 0.25%
ProLogis European Properties *		121,072	674,224

TOTAL INVESTMENT COMPANIES (Cost $494,659)			$678,461

WARRANTS - 0.00%
Canada - 0.00%
First Capital Realty, Inc. (Expiration date 10/29/2010; strike price CAD 17.53) *		1,172	1,991

TOTAL WARRANTS (Cost $0)			$1,991

CONVERTIBLE BONDS - 0.05%
Germany - 0.05%
Colonia Real Estate AG, Series COLO
1.875% due 12/07/2011	EUR	167,300	136,717

TOTAL CONVERTIBLE BONDS (Cost $222,952)			$136,717

SHORT TERM INVESTMENTS - 6.60%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)		1,789,501	$17,915,228

TOTAL SHORT TERM INVESTMENTS (Cost $17,905,176)			$17,915,228

Total Investments (Global Real Estate Fund) (Cost $221,823,878) - 108.46%			$294,340,969
Other assets and liabilities, net - (8.46)%			(22,958,681)

TOTAL NET ASSETS - 100.00%			$271,382,288

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Real Estate	99.26%
Building Materials & Construction	1.26%
Holdings Companies/Conglomerates	0.57%
Investment Companies	0.25%
Retail Grocery	0.23%

Global Timber Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 99.84%
Australia - 8.28%
Gunns, Ltd.	185,477	$189,008
Brazil - 8.53%
Aracruz Celulose SA, SADR *	1,194	25,217
Suzano Papel e Celulose SA *	8,248	77,898
Votorantim Celulose e Papel SA, SADR *	5,792	91,572

		194,687

Canada - 18.10%
Canfor Corp. *	10,544	52,588
Sino-Forest Corp. *	23,428	291,044
West Fraser Timber Company, Ltd.	2,991	69,669

		413,301

Hong Kong - 1.19%
Shandong Chenming Paper Holdings, Ltd.	39,297	27,237
Japan - 1.11%
Hokuetsu Paper Mills, Ltd.	4,667	25,318
Sweden - 6.63%
Holmen AB, Series B	845	24,033
Svenska Cellulosa AB, B Shares	9,748	127,442

		151,475

United States - 56.00%
Bemis Company, Inc.	2,927	77,829
Clearwater Paper Corp. *	1,230	56,765
Deltic Timber Corp.	1,176	60,070
International Paper Company	4,914	112,776
Kimberly-Clark Corp.	1,367	82,649
MeadWestvaco Corp.	1,051	23,069
Packaging Corp. of America	2,330	47,439
Plum Creek Timber Company, Inc.	3,381	102,410
Potlatch Corp.	3,145	91,520
Rayonier, Inc.	5,905	253,620
Rock-Tenn Company, Class A	1,586	81,346
Schweitzer Mauduit International, Inc.	1,783	87,688
Sonoco Products Company	3,976	103,137
Wausau-Mosinee Paper Corp. *	1,581	15,272
Weyerhaeuser Company	2,218	82,931

		1,278,521

TOTAL COMMON STOCKS (Cost $1,805,237)		$2,279,547

Total Investments (Global Timber Fund) (Cost $1,805,237) - 99.84%		$2,279,547
Other assets and liabilities, net - 0.16%		3,636

TOTAL NET ASSETS - 100.00%		$2,283,183

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Forest Products	43.75%
Paper	38.62%
Containers & Glass	10.00%
Tobacco	3.84%
Cosmetics & Toiletries	3.62%

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Income Fund

	Shares or Principal Amount	Value

CORPORATE BONDS - 64.24%
Advertising - 0.53%
R.H. Donnelley Corp.
6.875% due 01/15/2013 ^	$385,000	$22,619
8.875% due 10/15/2017 ^	7,640,000	448,850
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013 ^	2,890,000	169,787
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016 ^	8,686,000	510,302
Vertis, Inc.
13.50% due 04/01/2014	903,775	4,519
Vertis, Inc., Series A
18.50% due 10/01/2012	3,369,935	1,061,530

		2,217,607

Air Travel - 7.70%
Alaska Airlines, Inc., Series D
9.50% due 04/12/2012	78,468	59,244
American Airlines Pass Through Trust 2001-01, Series 01-1
7.379% due 05/23/2016	5,967,339	3,043,343
American Airlines, Inc., Series 90-K
9.93% due 06/15/2010	512,000	401,920
American Airlines, Inc., Series 91B2
10.32% due 07/30/2014 (f)	875,821	262,746
AMR Corp., MTN, Series B
10.40% due 03/10/2011	4,500,000	2,025,000
Continental Airlines, Inc.
5.00% due 06/15/2023	8,280,000	8,135,100
Delta Air Lines, Inc., Series 01-1
7.711% due 03/18/2013	6,730,000	5,922,400
Gol Finance
8.75% due 12/31/2049 (f)	3,470,000	2,654,550
Northwest Airlines
1.00% due 01/16/2017 ^	4,470,000	2,816
6.625% due 02/15/2023 ^	15,690,000	19,613
7.625% due 11/15/2023 ^	8,745,000	10,931
8.70% due 03/15/2049 ^	2,055,000	2,672
8.875% due 06/01/2049	6,360,000	8,268
9.875% due 03/15/2037	7,045,000	9,158
10.00% due 02/01/2049	3,115,000	4,049
United Air Lines, Inc.
12.75% due 07/15/2012	1,500,000	1,440,000
US Airways Group, Inc.
7.00% due 09/30/2020	5,920,000	4,662,000
7.25% due 05/15/2014	3,350,000	3,224,375

		31,888,185

Auto Parts - 7.06%
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)	6,840,000	6,156,000
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)	14,175,000	11,907,000
Goodyear Tire & Rubber Company
10.50% due 05/15/2016	1,480,000	1,579,900
Tenneco Automotive, Inc.
8.625% due 11/15/2014	6,815,000	5,997,200
TRW Automotive, Inc.
7.00% due 03/15/2014 (f)	800,000	696,000
7.25% due 03/15/2017 (f)	3,500,000	2,940,000

		29,276,100
Broadcasting - 13.38%
Canadian Satellite Radio Holdings, Inc.
12.75% due 02/15/2014	6,325,000	2,182,125
12.75% due 02/14/2016 (b)	534,184	395,464
Canadian Satellite Radio Holdings, Inc., ADR
8.00% due 09/10/2014	1,700,000	621,146
Sirius XM Radio, Inc.
7.00% due 12/01/2014 (f)	17,265,000	12,236,569
9.625% due 08/01/2013	4,702,000	4,161,270
13.00% due 08/01/2014 (f)	21,680,000	20,595,971
Sirius XM Radio, Inc., Series AI
10.00% due 06/01/2011	12,885,000	12,144,113
XM Satellite Radio, Inc.
11.25% due 06/15/2013 (f)	3,000,000	3,112,500

		55,449,158

Business Services - 0.10%
MSX International UK
12.50% due 04/01/2012 (f)	1,185,000	402,900
Cable & Television - 4.48%
Adelphia Communications Corp.
7.75% due 01/15/2049 ^	3,000,000	67,500
9.875% due 03/01/2049 ^	1,965,000	44,212
10.25% due 11/01/2049 ^	985,000	22,162
Century Communications
8.375% due 12/15/2049 ^	1,000,000	0
Charter Communications Holdings I LLC
9.92% due 04/01/2014 ^	7,475,000	65,406
10.00% due 05/15/2014 ^	4,055,000	35,481
11.00% due 10/01/2015 ^	13,145,000	1,840,300
11.125% due 01/15/2014 ^	2,830,000	24,762
12.125% due 01/15/2015 ^	2,925,000	25,594
Charter Communications Holdings II LLC
10.25% due 09/15/2010 ^	2,035,000	2,261,394
10.25% due 10/01/2013 ^ (f)	5,494,000	5,748,098
10.25% due 09/15/2010 ^	4,970,000	5,522,913
Charter Communications, Inc.
12.875% due 09/15/2014 ^ (f)	2,680,000	2,907,800
Young Broadcasting, Inc.
10.00% due 03/01/2011 ^	8,135,000	895

		18,566,517

Cellular Communications - 0.64%
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)	2,960,000	2,641,800
Chemicals - 1.63%
American Pacific Corp.
9.00% due 02/01/2015	7,485,000	6,755,213
Construction Materials - 0.05%
USG Corp.
9.75% due 08/01/2014 (f)	195,000	200,363
Containers & Glass - 2.12%
Graham Packaging Company
9.875% due 10/15/2014	610,000	606,950
Pliant Corp.
11.125% due 09/01/2009 ^ (a)	552,000	1,380
11.625% due 06/15/2009 ^	1,015,725	756,715
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017 ^	11,000,000	6,820,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Income Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Containers & Glass (continued)
Smurfit-Stone Container Enterprises, Inc. (continued)
8.375% due 07/01/2012 ^	$400,000	$251,000
US Corrugated, Inc.
10.00% due 06/12/2013	460,000	349,600

		8,785,645

Electrical Utilities - 3.18%
Texas Competitive Electric Holdings Company LLC, PIK
10.50% due 11/01/2016	4,478,500	2,619,924
Texas Competitive Electric Holdings Company LLC, Series A
10.25% due 11/01/2015	15,915,000	10,543,687

		13,163,611

Energy - 2.29%
Exide Technologies, Series B
10.50% due 03/15/2013	9,885,000	9,489,600
Financial Services - 0.46%
Ford Motor Credit Company LLC
7.50% due 08/01/2012	1,795,000	1,652,154
Ucar Finance, Inc.
10.25% due 02/15/2012	282,000	273,892

		1,926,046

Healthcare Services - 0.00%
Ralin Medical, Inc.
0.00% due 11/21/2037 ^	170	0
International Oil - 0.37%
Dominion Petroleum Acquisitions
10.00% due 10/01/2011 ^	1,685,000	1,534,788
Leisure Time - 12.08%
American Casino & Entertainment Properties LLC
11.00% due 06/15/2014 (f)	995,000	828,337
Fontainebleau Las Vegas
11.00% due 06/15/2015 ^ (f)	20,530,000	718,550
Fontainebleau Senior Note
12.50% due 06/01/2022 ^	3,696,900	207,408
Greektown Holdings LLC
10.75% due 12/01/2013 ^ (f)	7,679,000	1,650,985
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (f)	1,110,000	788,100
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	5,546,000	4,825,020
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	2,795,000	2,515,500
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 ^ (f)	7,335,000	3,227,400
Majestic Star Casino LLC
9.50% due 10/15/2010 ^	20,585,000	12,968,550
9.75% due 01/15/2011 ^	4,515,000	457,144
Marquee Holdings, Inc.
12.00% due 08/15/2014	820,000	683,675
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (f)	12,272,000	2,577,120
MGM Mirage, Inc.
11.125% due 11/15/2017 (f)	1,035,000	1,128,150
Mohegan Tribal Gaming Authority
8.00% due 04/01/2012	2,000,000	1,640,000
MTR Gaming Group, Inc.
12.625% due 07/15/2014 (f)	3,600,000	3,510,000
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	9,285,000	6,824,475
Travelport LLC
9.875% due 09/01/2014	4,250,000	3,601,875
11.875% due 09/01/2016	715,000	550,550
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015 ^	13,440,000	1,344,000

		50,046,839

Manufacturing - 0.25%
Sequa Corp.
11.75% due 12/01/2015 (f)	1,655,000	1,042,650
Metal & Metal Products - 3.86%
CII Carbon LLC
11.125% due 11/15/2015 (f)	17,330,000	15,986,925
Paper - 1.36%
AbitibiBowater, Inc.
11.50% due 06/30/2010 ^ (b)	338,226	263,253
Abitibi-Consolidated Company of Canada
6.00% due 06/20/2013 ^	1,620,000	178,200
7.75% due 06/15/2011 ^	2,051,000	225,610
8.375% due 04/01/2015 ^	2,850,000	313,500
15.50% due 07/15/2010 ^ (f)	360,000	57,600
Abitibi-Consolidated, Inc.
7.40% due 04/01/2018 ^	500,000	55,000
7.50% due 04/01/2028 ^	347,000	38,170
Jefferson Smurfit Corp.
8.25% due 10/01/2012 ^	740,000	464,350
Newark Group, Inc.
9.75% due 03/15/2014 ^	411,000	4,110
NewPage Corp.
10.00% due 05/01/2012	1,500,000	813,750
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)	755,000	773,875
Pope & Talbot, Inc.
8.375% due 06/01/2013 ^	400,000	2,040
8.375% due 06/01/2013 ^	1,800,000	9,180
Sappi Papier Holding AG
7.50% due 06/15/2032 (f)	3,935,000	2,046,200
Verso Paper Holdings LLC
11.50% due 07/01/2014 (f)	385,000	377,300

		5,622,138

Publishing - 0.49%
Idearc, Inc.
8.00% due 11/15/2016 ^	18,405,000	1,403,381
Quebecor World Capital ULC
8.75% due 03/15/2016 ^ (f)	560,000	50,400
World Color Press, Inc.
9.75% due 01/15/2015 ^ (f)	3,155,000	283,950
World Color USA Corp.
6.125% due 11/15/2013 ^	3,255,000	276,675

		2,014,406

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Income Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Real Estate - 0.51%
iStar Financial, Inc.
10.00% due 06/15/2014 (f)	$1,455,000	$1,040,325
iStar Financial, Inc., Series 1
5.875% due 03/15/2016	1,995,000	773,063
Realogy Corp.
10.50% due 04/15/2014	505,000	300,475

		2,113,863

Retail - 0.14%
Steinway Musical Instruments, Inc.
7.00% due 03/01/2014 (f)	745,000	603,450

Telecommunications Equipment &
Services - 1.24%
Intelsat Bermuda, Ltd.
11.25% due 02/04/2017 (f)	1,235,000	1,167,075
Intelsat Jackson Holdings, Ltd.
11.50% due 06/15/2016	1,990,000	2,024,825
Mobile Satellite Ventures LP zero coupon, Step up to 14.00% on04/01/2010 due 04/01/2013	1,190,000	773,500
Terrestar Networks, Inc., PIK
15.00% due 02/15/2014 (f)	1,547,568	1,160,676

		5,126,076

Tobacco - 0.32%
North Atlantic Trading Company
10.00% due 03/01/2012 (f)	2,626,750	1,313,375

TOTAL CORPORATE BONDS (Cost $368,368,127)		$266,167,255

CONVERTIBLE BONDS - 7.51%
Air Travel - 4.56%
Pinnacle Airlines Corp.
3.25% due 02/15/2025	3,035,000	2,902,219
UAL Corp.
4.50% due 06/30/2021	32,051,000	15,992,359

		18,894,578

Cable & Television - 2.70%
Charter Communications, Inc.
6.50% due 10/01/2027 ^	26,004,000	11,181,720

Insurance - 0.25%
MBIA Insurance Company
14.00% until 01/15/2013, then variable due 01/15/2033 (f)	2,585,000	1,046,925

TOTAL CONVERTIBLE BONDS (Cost $33,885,127)		$31,123,223

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.39%
Countrywide Alternative Loan Trust, Series 2007-OA9, Class B1
2.0156% due 06/25/2047 (b)(f)	308,992	1,162
Countrywide Alternative Loan Trust, Series 2007-OA9, Class XP
3.5678% IO due 06/25/2047	47,218,778	1,305,897
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	2,370,000	2,075,243
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2
3.2982% IO due 08/19/2045	36,974,023	843,470
Global Tower Partners Acquisition LLC, Series 2007-1A, Class G
7.8737% due 05/15/2037 (f)	515,000	458,792
GS Mortgage Securities Corp., Series 2006-NIM3, Class OS zero coupon due 10/26/2037	5,000	500
Harborview Mortgage Loan Trust, Series 2006-BU1, Class R zero coupon due 02/19/2046	161,449,387	2
Harborview Mortgage Loan Trust, Series 2007-3, Class ES
0.35% due 05/19/2047	59,998,844	243,745
Harborview Mortgage Loan Trust, Series 2007-4, Class ES
0.35% due 07/19/2047	61,312,772	268,243
Harborview Mortgage Loan Trust, Series 2007-6, Class ES
0.3425% due 08/19/2037 (f)	45,175,433	183,525
Lehman XS Net Interest Margin Notes, Series 2007-GPM8, Class A3
9.00% due 01/28/2047 ^ (f)	317,665	0
Lehman XS Net Interest Margin Notes, Series 2007-GPM8, Class A4
9.00% due 01/28/2047 ^ (f)	470,000	0
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-AR19, Class B1
0.9656% due 12/25/2045 (b)	2,991,622	356,673

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,208,424)		$5,737,252

ASSET BACKED SECURITIES - 0.53%
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1
7.629% due 04/27/2037 (f)	3,560,000	2,207,200

TOTAL ASSET BACKED SECURITIES (Cost $3,559,977)		$2,207,200

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.27%
Electronics - 0.26%
Muzak LLC/Muzak Finance Corp.
9.875% due 03/15/2009 ^	919,000	321,650
10.00% due 02/15/2009 ^	2,170,000	759,500

		1,081,150
Publishing - 0.01%
World Color USA Corp.
4.875% due 11/15/2008 ^	365,000	31,025

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $3,223,336)		$1,112,175

COMMON STOCKS - 8.34%
Advertising - 0.00%
Vertis Holdings, Inc. *	48,700	0

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Income Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Air Travel - 4.03%
Delta Air Lines, Inc. *	2,159,186	$15,589,323
UAL Corp. *	47,000	292,810
US Airways Group, Inc. *	234,532	797,409

		16,679,542

Auto Parts - 0.09%
Federal Mogul Corp. *	31,002	390,005

Automobiles - 0.96%
Ford Motor Company *	526,000	3,997,600

Broadcasting - 1.32%
Canadian Satellite Radio Holdings, Inc. *	577,161	685,370
Canadian Satellite Radio Holdings, Series A *	264,169	253,371
Sirius XM Radio, Inc. *	6,726,931	4,530,588

		5,469,329

Cable & Television - 1.36%
Adelphia Recovery Trust, Series ACC-1 *	5,806,367	130,643
Adelphia Recovery Trust, Series Arahova *	424,949	72,666
Comcast Corp., Class A	222,469	3,245,823
Time Warner Cable, Inc.	59,189	2,185,258

		5,634,390

Containers & Glass - 0.00%
Pliant Corp. * (a)	78	0

Forest Products - 0.01%
Tembec, Inc. *	25,800	20,032

International Oil - 0.19%
Dominion Petroleum, Ltd., GDR *	6,142,716	775,414

Leisure Time - 0.00%
Fontainebleau Resorts LLC, Class A *	65,203	0

Retail Trade - 0.10%
CVS Caremark Corp.	11,000	412,720

Telephone - 0.28%
Sprint Nextel Corp. *	321,650	1,177,239

TOTAL COMMON STOCKS (Cost $72,771,653)		$34,556,271

PREFERRED STOCKS - 7.27%
Air Travel - 2.37%
Continental Airlines Finance Trust II, 6.00%	515,074	9,818,598

Banking - 2.79%
Bank of America Corp., 8.20%	368,400	8,137,956
Bank of America Corp., Series L, 7.25%	3,950	3,408,850

		11,546,806
Containers & Glass - 0.00%
Pliant Corp., Series AA, 13.00%, PIK	685	72

Financial Services - 0.86%
Wells Fargo & Company, Series L, 7.50%	4,195	3,576,238

Real Estate - 1.25%
iStar Financial, Inc., Series E, 7.875%	310,545	1,987,488
iStar Financial, Inc., Series F, 7.80%	198,032	1,255,523
iStar Financial, Inc., Series G, 7.65%	79,317	491,765
iStar Financial, Inc., Series I, 7.50%	232,232	1,449,128

		5,183,904

TOTAL PREFERRED STOCKS (Cost $25,662,998)		$30,125,618

TERM LOANS - 14.83%
Advertising - 0.90%
R.H. Donnelley Corp.
0.00% due 06/30/2011 (b)(m)	1,170,000	948,531
6.75% due 06/30/2011 ^ (b)	3,387,043	2,773,141

		3,721,672

Air Travel - 3.47%
Delta Airlines, Inc.
3.5256% due 04/30/2014 (b)	6,903,261	5,273,601
Northwest Airlines
2.28% due 12/31/2010 (b)	1,640,527	1,569,788
US Airways Group, Inc.
2.7628% due 03/23/2014 (b)	14,011,576	7,545,233

		14,388,622

Auto Parts - 1.80%
Lear Corp.
0.00% due 04/25/2012 (b)(m)	9,179,500	7,455,039

Forest Products - 0.03%
Tembec, Inc.
7.31% due 02/28/2012 (b)	180,000	117,000

Leisure Time - 3.70%
East Valley Tourist Development
7.7756% due 08/06/2012 (b)	765,000	466,650
Fontainebleau Las Vegas
4.316% due 06/06/2014 (b)	1,915,537	363,952
4.3175% due 06/06/2014 ^ (b)	896,963	170,423
Greektown Holdings LLC
0.00% due 12/03/2012 (b)(m)	8,941,365	6,549,550
0.00% due 12/03/2012 (b)(m)	1,708,484	1,251,464
0.00% due 12/02/2010 (b)(m)	5,446,645	3,948,818
9.75% due 09/09/2009 (b)	688,013	674,253
9.75% due 09/09/2009 (b)	904,348	886,261
11.75% due 09/09/2009 (b)	1,012,656	998,732

		15,310,103

Newspapers - 0.00%
Star Tribune Corp.
11.34% due 03/01/2015 ^ (b)	3,880,000	9,704

Publishing - 1.82%
Idearc, Inc.
3.220% due 11/17/2014 ^ (b)	14,997,400	6,886,311
The Star Tribune Company
5.051% due 03/05/2014 ^ (b)	2,826,950	671,401

		7,557,712

Real Estate - 0.27%
Realogy Corp.
3.088% due 10/10/2013 (b)	311,818	237,650
3.3088% due 10/10/2013 (b)	1,158,182	882,700

		1,120,350

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Income Fund (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)
Transportation - 2.84%
Swift Transportation Company, Inc.
3.5625% due 05/10/2014 (b)	$14,867,188	$11,763,663

TOTAL TERM LOANS (Cost $68,240,290)		$61,443,865

WARRANTS - 0.00%
Metal & Metal Products - 0.00%
New Gold, Inc.
(Expiration date 06/28/2017, strike price CAD 15.00) *	44,388	12,569

TOTAL WARRANTS (Cost $0)		$12,569

OPTIONS - 0.52%
Call Options - 0.52%
Comcast Corp.
Expiration 01/16/2010 at $15.00 *	43,700	67,735
Expiration 01/16/2010 at $20.00 *	161,500	32,300
Expiration 01/16/2010 at $25.00 *	8,450,000	4,225
Delta Air Lines, Inc.
Expiration 01/16/2010 at $5.00 *	350,000	910,000
Expiration 01/16/2010 at $7.50 *	150,000	165,000
Delta Airlines, Inc.
Expiration 01/16/2010 at $10.00 *	150,000	52,500
Over The Counter Purchase Call on the USD vs. CAD
Expiration 04/20/2010 at $1.30 *	98,000,000	467,754
Expiration 04/01/2010 at $1.30 *	98,000,000	467,754

		2,167,268

TOTAL OPTIONS (Cost $5,566,002)		$2,167,268

SHORT TERM INVESTMENTS - 0.00%
John Hancock CollateralInvestment Trust, 0.3900% (c)(g)	6	$60

TOTAL SHORT TERM INVESTMENTS (Cost $60)		$60

Total Investments (High Income Fund) (Cost $593,485,994) - 104.90%		$434,652,756
Other assets and liabilities, net - (4.90)%		(20,320,005)

TOTAL NET ASSETS - 100.00%		$414,332,751

High Yield Fund

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS - 3.44%
Argentina - 0.10%
Republic of Argentina
1.3182% due 12/15/2035 ^ (b)		$48,000	$2,520
1.9852% due 12/15/2035 ^ (b)	EUR	587,000	35,344
2.4548% due 12/15/2035 (b)	ARS	1,938,355	24,918
7.00% due 09/12/2013 ^		$751,000	538,843
8.00% due 10/30/2009 ^	EUR	175,000,000	26,912
11.75% due 05/20/2011 ^		2,425,000	368,830

			997,367

Brazil - 0.87%
Federative Republic of Brazil
10.00% due 01/01/2012	BRL	10,336,000	$5,460,251
10.00% due 07/01/2010		5,470,000	2,969,377

			8,429,628

Indonesia - 0.44%
Republic of Indonesia
9.75% due 05/15/2037	IDR	11,122,000,000	914,742
10.25% due 07/15/2027		9,327,000,000	835,908
10.25% due 07/15/2022		14,706,000,000	1,391,344
11.00% due 09/15/2025		11,174,000,000	1,079,669

			4,221,663

Panama - 0.28%
Republic of Panama
9.375% due 04/01/2029		$2,150,000	2,752,000

Peru - 0.19%
Republic of Peru
6.55% due 03/14/2037		648,000	644,760
7.35% due 07/21/2025		77,000	83,930
8.75% due 11/21/2033		862,000	1,062,415

			1,791,105

Russia - 0.06%
Government of Russia
7.50% due 03/31/2030		537,600	551,040

Turkey - 0.90%
Republic of Turkey
6.875% due 03/17/2036		6,196,000	5,940,415
7.00% due 06/05/2020		146,000	151,657
7.00% due 09/26/2016		535,000	565,763
7.375% due 02/05/2025		1,929,000	2,032,684

			8,690,519

Venezuela - 0.60%
Republic of Venezuela
5.75% due 02/26/2016		4,667,000	3,196,895
7.65% due 04/21/2025		949,000	564,655
8.50% due 10/08/2014		339,000	284,760
9.375% due 01/13/2034		1,588,000	1,079,840
10.75% due 09/19/2013		652,000	622,660

			5,748,810

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $36,672,431)			$33,182,132

CORPORATE BONDS - 84.42%
Advertising - 0.01%
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016 ^		1,960,000	115,150

Air Travel - 1.32%
Continental Airlines, Inc., Series C
7.339% due 04/19/2014		4,060,000	3,166,800
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (f)		13,645,000	9,551,500

			12,718,300

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Airlines - 0.21%
Delta Air Lines, Inc.
8.954% due 08/10/2014	$2,780,003	$2,001,602

Aluminum - 0.63%
Novelis, Inc.
7.25% due 02/15/2015	4,616,000	3,738,960
11.50% due 02/15/2015 (f)	2,425,000	2,346,188

		6,085,148

Apparel & Textiles - 0.53%
Oxford Industries, Inc.
11.375% due 07/15/2015	4,905,000	5,101,200

Auto Parts - 0.65%
Affinia Group, Inc.
10.75% due 08/15/2016 (f)	800,000	826,000
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)	5,377,000	4,516,680
Keystone Automotive Operations, Inc.
9.75% due 11/01/2013	1,820,000	477,750
Visteon Corp.
8.25% due 08/01/2010 ^	2,199,000	131,940
12.25% due 12/31/2016 ^ (f)	5,115,000	345,262

		6,297,632

Auto Services - 0.56%
Penhall International Corp.
12.00% due 08/01/2014 (f)	8,900,000	3,560,000
RSC Equipment Rental, Inc.
10.00% due 07/15/2017 (f)	1,805,000	1,886,225

		5,446,225

Automobiles - 0.37%
General Motors Corp.
7.20% due 01/15/2011 ^	9,575,000	1,412,313
8.375% due 07/15/2033 ^	14,255,000	2,191,706

		3,604,019

Banking - 1.79%
Bank of America Corp.
8.125% until 05/15/2018, then variable due 12/29/2049	670,000	586,712
ICICI Bank, Ltd.
6.375% until 04/30/2017, then variable due 04/30/2022 (f)	1,864,000	1,480,758
6.375% until 04/30/2017, then variable due 04/30/2022	1,573,000	1,238,737
Rabobank Nederland
11.00% until 06/30/2019, then variable due 12/29/2049 (f)	3,040,000	3,591,000
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	1,720,000	1,555,633
5.05% due 01/08/2015	680,000	602,639
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299% due 05/15/2017 (f)	944,000	847,240
6.299% due 05/15/2017	760,000	678,300
7.125% due 01/14/2014 (f)	1,180,000	1,174,808
7.125% due 01/14/2014	2,300,000	2,273,962
7.175% due 05/16/2013 (f)	1,069,000	1,066,328
7.175% due 05/16/2013	900,000	896,220
RSHB Capital SA for OJSC Russian Agricultural Bank (continued)
9.00% due 06/11/2014 (f)	1,170,000	1,243,008

		17,235,345

Broadcasting - 0.01%
CMP Susquehanna Radio Holdings, Corp.
9.875% due 05/15/2014	192,000	72,000

Building Materials & Construction - 2.14%
Associated Materials, Inc.
9.75% due 04/15/2012	7,465,000	6,681,175
11.25 due 03/01/2014	11,295,000	6,099,300
Nortek, Inc.
10.00% due 12/01/2013 (f)	3,660,000	3,403,800
NTK Holdings, Inc.
10.75% due 03/01/2014	10,440,000	469,800
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (f)	3,950,000	3,969,750

		20,623,825

Business Services - 1.29%
Affinion Group, Inc.
10.125% due 10/15/2013	3,055,000	3,035,903
10.125% due 10/15/2013 (f)	490,000	486,938
11.50% due 10/15/2015	9,345,000	8,971,200

		12,494,041

Cable & Television - 2.84%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	270,000	276,075
Charter Communications Holdings I LLC
11.00% due 10/01/2015 ^	21,184,000	2,965,760
11.00% due 10/01/2015 ^	2,830,000	367,900
Charter Communications Holdings II LLC
10.25% due 10/01/2013 ^ (a)	3,338,000	3,709,352
Charter Communications Holdings LLC
11.75% due 05/15/2011 ^	1,355,000	1,694
12.125% due 01/15/2012 ^	1,230,000	3,075
Charter Communications, Inc.
12.875% due 09/15/2014 ^ (f)	4,475,000	4,855,375
CSC Holdings, Inc.
8.50% due 06/15/2015 (f)	45,000	45,450
DirecTV Holdings LLC
8.375% due 03/15/2013	1,000,000	1,025,000
DISH DBS Corp.
7.875% due 09/01/2019 (f)	7,825,000	7,766,312
EchoStar DBS Corp.
7.75% due 05/31/2015	505,000	494,900
Univision Communications, Inc.
12.00% due 07/01/2014 (f)	4,260,000	4,473,000
UPC Holding BV
9.875% due 04/15/2018 (f)	1,455,000	1,471,369

		27,455,262

Cellular Communications - 2.61%
ALLTEL Communications, Inc., PIK
10.375% due 12/01/2017 (f)	3,940,000	4,790,835
America Movil SAB de CV
5.625% due 11/15/2017	1,410,000	1,413,907

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Cricket Communications, Inc.
7.75% due 05/15/2016 (f)	$2,445,000	$2,371,650
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	255,000	250,219
True Move Company, Ltd.
10.375% due 08/01/2014 (f)	2,610,000	2,375,100
10.75% due 12/16/2013 (f)	10,410,000	9,759,375
10.75% due 12/16/2013	190,000	172,900
UBS Luxembourg SA for OJSC Vimpel Communications
8.25% due 05/23/2016	3,600,000	3,456,000
Vimpelcom
8.375% due 04/30/2013 (f)	580,000	577,796

		25,167,782

Chemicals - 0.32%
Ashland, Inc.
9.125% due 06/01/2017 (f)	2,750,000	2,887,500
Methanex Corp.
8.75% due 08/15/2012	230,000	226,550

		3,114,050
Coal - 0.78%
Arch Coal, Inc.
8.75% due 08/01/2016 (f)	2,580,000	2,580,000
International Coal Group, Inc.
10.25% due 07/15/2014	5,855,000	4,947,475

		7,527,475

Commercial Services - 1.68%
Altegrity, Inc.
10.50% due 11/01/2015 (f)	620,000	513,050
11.75% due 05/01/2016 (f)	5,180,000	3,949,750
American Achievement Corp.
8.25% due 04/01/2012 (f)	1,300,000	1,274,000
Ceridian Corp.
11.25% due 11/15/2015	1,170,000	994,500
Ceridian Corp., PIK
12.25% due 11/15/2015	2,590,000	2,046,100
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	2,751,000	2,788,826
Rental Service Corp.
9.50% due 12/01/2014	5,185,000	4,640,575

		16,206,801

Construction Materials - 0.05%
USG Corp.
9.75% due 08/01/2014 (f)	480,000	493,200

Containers & Glass - 0.56%
Graham Packaging Company
9.875% due 10/15/2014	2,060,000	2,049,700
Solo Cup Company
10.50% due 11/01/2013 (f)	3,230,000	3,391,500

		5,441,200

Containers-Paper/Plastic - 0.08%
Graham Packaging Company
8.50% due 10/15/2012	785,000	785,000
Radnor Holdings, Inc.
11.00% due 03/15/2010 ^	2,350,000	2,938

		787,938
Crude Petroleum & Natural Gas - 4.73%
Berry Petroleum Company
10.25% due 06/01/2014	2,340,000	2,442,375
Chesapeake Energy Corp.
6.25% due 01/15/2018	6,185,000	5,380,950
6.625% due 01/15/2016	1,000,000	908,750
7.25% due 12/15/2018	2,800,000	2,562,000
Encore Acquisition Company
9.50% due 05/01/2016	1,035,000	1,045,350
Forest Oil Corp.
8.50% due 02/15/2014 (f)	2,445,000	2,457,225
Mariner Energy, Inc.
7.50% due 04/15/2013	1,820,000	1,719,900
8.00% due 05/15/2017	1,760,000	1,557,600
OPTI Canada, Inc.
7.875% due 12/15/2014	310,000	198,400
8.25% due 12/15/2014	4,610,000	2,996,500
Parallel Petroleum Corp.
10.25% due 08/01/2014	1,075,000	736,375
PetroHawk Energy Corp.
7.875% due 06/01/2015 (f)	1,390,000	1,348,300
9.125% due 07/15/2013	3,125,000	3,171,875
Plains Exploration & Production Company
10.00% due 03/01/2016	3,355,000	3,556,300
Quicksilver Resources, Inc.
7.125% due 04/01/2016	1,675,000	1,390,250
8.25% due 08/01/2015	415,000	390,100
11.75% due 01/01/2016	1,105,000	1,171,300
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	1,150,000	1,040,750
SandRidge Energy, Inc., PIK
8.625% due 04/01/2015	9,850,000	9,259,000
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	2,630,000	2,314,400

		45,647,700

Domestic Oil - 1.00%
Exco Resources, Inc.
7.25% due 01/15/2011	4,605,000	4,512,900
Stone Energy Corp.
6.75% due 12/15/2014	3,855,000	2,659,950
Whiting Petroleum Corp.
7.00% due 02/01/2014	893,000	875,140
7.25% due 05/01/2012	1,595,000	1,587,025

		9,635,015

Educational Services - 0.81%
Education Management Corp.
10.25% due 06/01/2016	7,481,000	7,826,996

Electrical Utilities - 5.33%
AES Corp.
8.00% due 06/01/2020 (f)	750,000	701,250
8.75% due 05/15/2013 (f)	3,512,000	3,564,680
8.875% due 02/15/2011	968,000	997,040
Edison Mission Energy
7.20% due 05/15/2019	3,670,000	2,660,750

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Edison Mission Energy (continued)
7.625% due 05/15/2027	$5,700,000	$3,819,000
7.75% due 06/15/2016	1,455,000	1,185,825
EEB International Ltd.
8.75% due 10/31/2014 (f)	5,250,000	5,591,250
Energy Future Holdings Corp., PIK
11.25% due 11/01/2017	28,506,600	17,389,026
Mirant Mid Atlantic LLC, Series B
9.125% due 06/30/2017	245,995	247,225
Mirant Mid Atlantic LLC, Series C
10.06% due 12/30/2028	3,137,228	3,152,914
Orion Power Holdings, Inc.
12.00% due 05/01/2010	1,645,000	1,698,463
Texas Competitive Electric Holdings Company LLC, PIK
10.50% due 11/01/2016	6,716,562	3,929,189
Texas Competitive Electric Holdings Company LLC, Series A
10.25% due 11/01/2015	8,740,000	5,790,250
Texas Competitive Electric Holdings Company LLC, Series B
10.25% due 11/01/2015	1,130,000	748,625

		51,475,487

Electronics - 0.16%
L-3 Communications Corp., Series B
6.375% due 10/15/2015	1,660,000	1,564,550
Energy - 0.88%
Enterprise Products Operating LP
8.375% until 08/01/2016, then variable due 08/01/2066	1,140,000	988,950
7.034% until 01/15/2018, then variable due 01/15/2068	3,350,000	2,747,000
Mirant North America LLC
7.375% due 12/31/2013	575,000	552,000
NRG Energy, Inc.
1.12% due 02/01/2014	1,416,018	1,335,401
7.25% due 02/01/2014	2,465,000	2,397,213
VeraSun Energy Corp.
9.375% due 06/01/2017 ^	3,705,000	518,700

		8,539,264

Financial Services - 8.72%
AAC Group Holding Corp.
10.25 due 10/01/2012 (f)	240,000	208,800
CIT Group, Inc.
0.7588% due 03/12/2010 (b)	3,430,000	2,143,750
4.125% due 11/03/2009	1,585,000	1,037,195
First Data Corp.
9.875% due 09/24/2015 (f)	6,460,000	5,458,700
Ford Motor Credit Company LLC
5.8794% due 06/15/2011 (b)	3,410,000	3,137,200
12.00% due 05/15/2015	21,190,000	22,059,913
Fresenius US Finance II, Inc.
9.00% due 07/15/2015 (f)	4,115,000	4,464,775
GMAC LLC
8.00% due 11/01/2031 (f)	13,135,000	10,146,788
Hawker Beechcraft Acquisition Company LLC, PIK
8.875% due 04/01/2015	16,185,000	9,225,450
JPMorgan Chase & Company, Series 1
7.90% until 04/30/2018, then variable due 04/29/2049	8,035,000	7,657,516
JSG Funding PLC
7.75% due 04/01/2015	1,275,000	1,032,750
Lehman Brothers Holdings, Inc., MTN
5.25% due 02/06/2012 ^	3,125,000	546,875
Lukoil International Finance BV, Series REGS
6.356% due 06/07/2017	3,110,000	2,923,400
Mubadala Development Company
5.75% due 05/06/2014 (f)	2,020,000	2,126,349
Ocwen Capital Trust I
10.875% due 08/01/2027	805,000	666,138
TNK-BP Finance SA
6.625% due 03/20/2017 (f)	96,000	85,440
6.625% due 03/20/2017	1,870,000	1,664,300
7.50% due 07/18/2016 (f)	1,205,000	1,132,700
7.50% due 07/18/2016	370,000	349,650
7.875% due 03/13/2018 (f)	1,460,000	1,372,400
Wells Fargo Capital XIII, Series GMTN
7.70% until 03/26/2013, then variable due 12/29/2049	6,295,000	5,476,650
Wells Fargo Capital XV
9.75% until 09/26/2013, then variable due 12/29/2049	1,210,000	1,228,150

		84,144,889

Food & Beverages - 0.64%
Dole Food Company, Inc.
8.875% due 03/15/2011	3,915,000	3,905,212
13.875% due 03/15/2014 (f)	80,000	91,200
Smithfield Foods, Inc.
10.00% due 07/15/2014 (f)	2,110,000	2,152,200

		6,148,612

Funeral Services - 0.07%
Service Corp. International
7.50% due 04/01/2027	830,000	701,350
Furniture & Fixtures - 1.13%
Norcraft Companies LP
9.00% due 11/01/2011	4,770,000	4,817,700
Norcraft Holdings Capital
9.75 due 09/01/2012	6,395,000	6,107,225

		10,924,925

Gas & Pipeline Utilities - 1.92%
Atlas Pipeline Partners LP
8.75% due 06/15/2018	5,290,000	4,311,350
Dynegy Holdings, Inc.
7.75% due 06/01/2019	10,970,000	7,788,700
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016	700,000	626,500
El Paso Corp.
7.375% due 12/15/2012	225,000	228,190
7.875% due 06/15/2012	3,025,000	3,099,581
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B
8.75% due 04/15/2018 (f)	1,640,000	1,558,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
Targa Resources Partners LP
8.25% due 07/01/2016	$1,040,000	$930,800

		18,543,121

Healthcare Products - 1.20%
Biomet, Inc., PIK
10.375% due 10/15/2017	5,515,000	5,749,388
FMC Finance III SA
6.875% due 07/15/2017	3,130,000	2,957,850
Leiner Health Products, Inc.
11.00% due 06/01/2012 ^ (a)	14,530,000	36,325
Universal Hospital Services, Inc.
4.635% due 06/01/2015 (b)	1,300,000	1,053,000
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	1,855,000	1,790,075

		11,586,638

Healthcare Services - 2.79%
CRC Health Corp.
10.75% due 02/01/2016	11,340,000	7,654,500
DaVita, Inc.
7.25% due 03/15/2015	2,945,000	2,841,925
U.S. Oncology Holdings, Inc., PIK
6.9037% due 03/15/2012	8,150,000	6,927,500
U.S. Oncology, Inc.
9.125% due 08/15/2017 (f)	3,290,000	3,421,600
Vanguard Health Holding Company I LLC
zero coupon, Step up to 11.25% on 10/01/2009 due 10/01/2015	2,135,000	2,145,675
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	4,000,000	3,930,000

		26,921,200

Holdings Companies/Conglomerates - 0.59%
Ashtead Capital, Inc.
9.00% due 08/15/2016 (f)	2,975,000	2,610,563
Leucadia National Corp.
7.125% due 03/15/2017	1,370,000	1,256,975
8.125% due 09/15/2015	1,840,000	1,803,200

		5,670,738

Homebuilders - 0.19%
K Hovnanian Enterprises, Inc.
11.50% due 05/01/2013	1,915,000	1,852,763
Hotels & Restaurants - 1.54%
CCM Merger, Inc.
8.00% due 08/01/2013 (f)	4,315,000	3,495,150
Denny’s Corp.
10.00% due 10/01/2012	2,500,000	2,506,250
El Pollo Loco, Inc.
11.75% due 11/15/2013	5,875,000	5,023,125
11.75% due 12/01/2012 (f)	1,535,000	1,604,075
Sbarro, Inc.
10.375% due 02/01/2015	3,120,000	2,215,200

		14,843,800

Industrial Machinery - 0.38%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	3,965,000	3,409,900
Terex Corp.
10.875% due 06/01/2016	260,000	272,350

		3,682,250

Insurance - 0.91%
American International Group, Inc.
8.25% due 08/15/2018	3,915,000	3,135,348
American International Group, Inc., MTN
5.45% due 05/18/2017	4,890,000	3,274,642
5.85% due 01/16/2018	870,000	579,734
American International Group, Inc., Series WI
8.175% until 05/15/2038, then variable due 05/15/2068	1,385,000	650,950
Metlife Capital Trust IV
7.875% due 12/15/2067 (f)	1,310,000	1,152,800

		8,793,474

International Oil - 1.43%
Corral Finans AB, PIK
2.0094% due 04/15/2010 (b)(f)	9,803,986	7,500,049
KazMunaiGaz Finance Sub BV
8.375% due 07/02/2013 (f)	2,160,000	2,106,000
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (f)	1,745,000	1,587,950
7.00% due 05/01/2017 (f)	2,950,000	2,581,250

		13,775,249

Leisure Time - 4.95%
Ameristar Casinos, Inc.
9.25% due 06/01/2014 (f)	1,000,000	1,022,500
Boyd Gaming Corp.
6.75% due 04/15/2014	3,370,000	2,936,112
7.125% due 02/01/2016	2,530,000	2,106,225
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (f)	837,000	527,310
Downstream Development Authority of the Quapaw Tribe of Oklahoma
12.00% due 10/15/2015 (f)	3,180,000	2,011,350
Fontainebleau Las Vegas
11.00% due 06/15/2015 ^ (f)	3,000,000	105,000
Harrahs Operating Escrow LLC
11.25% due 06/01/2017 (f)	5,325,000	5,418,188
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (f)	4,810,000	3,415,100
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010 ^	8,291,000	3,648,040
Mandalay Resort Group
7.625% due 07/15/2013	1,500,000	922,500
MGM Mirage, Inc.
6.625% due 07/15/2015	260,000	186,550
8.375% due 02/01/2011	3,120,000	2,644,200
8.50% due 09/15/2010	230,000	223,100
10.375% due 05/15/2014 (f)	460,000	484,150
11.125% due 11/15/2017 (f)	1,105,000	1,204,450
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	2,900,000	2,030,000
Park Place Entertainment Corp.
8.125% due 05/15/2011	9,280,000	8,537,600
Penn National Gaming, Inc.
8.75% due 08/15/2019 (f)	870,000	863,475

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Pinnacle Entertainment, Inc.
8.625% due 08/01/2017 (f)	$3,300,000	$3,250,500
Snoqualmie Entertainment Authority
4.68% due 02/01/2014 (b)(f)	2,315,000	1,134,350
9.125% due 02/01/2015 (f)	570,000	313,500
Station Casinos, Inc.
6.00% due 04/01/2012 ^	5,610,000	1,774,162
6.50% due 02/01/2014 ^	500,000	17,500
6.625% due 03/15/2018 ^	1,705,000	59,675
7.75% due 08/15/2016 ^	6,180,000	1,923,525
WMG Acquisition Corp.
9.50% due 06/15/2016 (f)	950,000	983,250

		47,742,312

Medical-Hospitals - 2.54%
HCA, Inc., PIK
9.625% due 11/15/2016	12,019,000	12,139,190
Tenet Healthcare Corp.
7.375% due 02/01/2013	3,756,000	3,455,520
9.00% due 05/01/2015 (f)	2,117,000	2,169,925
10.00% due 05/01/2018 (f)	6,292,000	6,779,630

		24,544,265

Mining - 2.69%
FMG Finance Pty, Ltd.
10.625% due 09/01/2016 (f)	6,110,000	6,568,250
Noranda Aluminium Acquisition Corp., PIK
5.4125% due 05/15/2015 (b)	13,119,475	8,002,880
Rio Tinto Finance USA, Ltd.
9.00% due 05/01/2019	1,500,000	1,796,675
Teck Resources, Ltd.
9.75% due 05/15/2014	1,470,000	1,587,600
10.25% due 05/15/2016	1,220,000	1,348,100
10.75% due 05/15/2019	900,000	1,024,875
Vale Overseas, Ltd.
6.875% due 11/21/2036	1,612,000	1,613,942
8.25% due 01/17/2034	1,021,000	1,185,882
Vedanta Resources PLC
8.75% due 01/15/2014 (f)	2,870,000	2,805,425

		25,933,629

Paper - 3.73%
Abitibi-Consolidated Company of Canada
13.75% due 04/01/2011 ^ (f)	14,780,000	14,041,000
Appleton Papers, Inc.
8.125% due 06/15/2011	2,300,000	1,730,750
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	9,689,000	4,372,161
Georgia Pacific LLC
8.25% due 05/01/2016 (f)	5,290,000	5,342,900
NewPage Corp.
6.7331% due 05/01/2012 (b)	8,600,000	3,676,500
NewPage Holding Corp., PIK
8.5788% due 11/01/2013 (b)	4,487,478	1,032,120
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)	1,170,000	1,199,250
Smurfit Capital Funding PLC
7.50% due 11/20/2025	2,280,000	1,772,700
Verso Paper Holdings LLC
11.50% due 07/01/2014 (f)	2,865,000	2,807,700

		35,975,081

Petroleum Services - 1.82%
Basic Energy Services, Inc.
11.625% due 08/01/2014 (f)	2,950,000	3,009,000
Belden & Blake Corp.
8.75% due 07/15/2012	7,695,000	6,887,025
Cie Generale de Geophysique-Veritas
9.50% due 05/15/2016 (f)	240,000	247,200
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	1,690,000	1,605,500
Complete Production Services, Inc.
8.00% due 12/15/2016	2,485,000	2,130,887
Key Energy Services, Inc.
8.375% due 12/01/2014	3,380,000	3,058,900
SemGroup LP
8.75% due 11/15/2015 ^ (f)	10,803,000	648,180

		17,586,692

Publishing - 0.42%
Idearc, Inc.
8.00% due 11/15/2016 ^	6,615,000	504,394
Sun Media Corp.
7.625% due 02/15/2013	1,350,000	914,625
TL Acquisitions, Inc.
13.25 due 07/15/2015 (f)	3,120,000	2,636,400

		4,055,419

Railroads & Equipment - 1.37%
American Railcar Industries, Inc.
7.50% due 03/01/2014	1,610,000	1,493,275
Grupo Transportacion Ferroviaria Mexicana, SA de CV
9.375% due 05/01/2012	7,335,000	7,224,975
Kansas City Southern de Mexico SA de CV
7.375% due 06/01/2014	2,975,000	2,632,875
7.625% due 12/01/2013	1,150,000	1,040,750
Kansas City Southern Railway Company
13.00% due 12/15/2013	775,000	873,813

		13,265,688

Real Estate - 0.95%
Ashton Woods USA LLC/Ashton Woods Finance Company
zero coupon, Step up to 11.00% on 02/24/2012 due 06/30/2015 (f)	1,638,000	614,250
Forest City Enterprises, Inc.
7.625% due 06/01/2015	145,000	90,988
Host Hotels & Resorts LP, REIT
6.375% due 03/15/2015	1,140,000	1,068,750
Realogy Corp.
10.50% due 04/15/2014	7,440,000	4,426,800
12.375% due 04/15/2015	5,800,000	2,349,000
Realogy Corp., PIK
11.00% due 04/15/2014	644,732	319,142
Ventas Realty LP
6.50% due 06/01/2016	320,000	296,800

		9,165,730

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Retail - 0.99%
Eye Care Centers of America
10.75% due 02/15/2015	$3,170,000	$3,269,063
Inergy LP/Inergy Finance Corp.
8.25% due 03/01/2016 (f)	135,000	133,650
Michaels Stores, Inc.
10.00% due 11/01/2014	4,145,000	3,958,475
Suburban Propane Partners LP
6.875% due 12/15/2013	2,300,000	2,231,000

		9,592,188

Retail Trade - 1.32%
American Greetings Corp.
7.375% due 06/01/2016	375,000	320,625
American Greetings Corp., Series 2
7.375% due 06/01/2016	205,000	157,850
Blockbuster, Inc.
9.00% due 09/01/2012	6,145,000	3,210,763
Limited Brands, Inc.
8.50% due 06/15/2019 (f)	335,000	339,365
Neiman Marcus Group, Inc.
7.125% due 06/01/2028	1,870,000	1,421,200
Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015 (f)	9,843,650	7,333,519

		12,783,322

Semiconductors - 0.56%
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	3,590,000	2,423,250
10.125% due 12/15/2016	2,422,000	1,344,210
Freescale Semiconductor, Inc., PIK
9.125% due 12/15/2014	1,164,806	675,587
Sensata Technologies B.V.
8.00% due 05/01/2014 (f)	1,100,000	940,500

		5,383,547

Steel - 1.81%
Evraz Group SA
8.875% due 04/24/2013 (f)	570,000	520,837
8.875% due 04/24/2013	4,070,000	3,713,875
9.50% due 04/24/2018 (f)	710,000	632,788
GTL Trade Finance, Inc.
7.25% due 10/20/2017 (f)	369,000	395,937
7.25% due 10/20/2017	4,300,000	4,579,865
Metals USA, Inc.
11.125% due 12/01/2015	3,995,000	3,655,425
Ryerson, Inc.
12.00% due 11/01/2015	4,275,000	3,933,000

		17,431,727

Telecommunications Equipment &
Services - 3.10%
Axtel SAB de CV
7.625% due 02/01/2017 (f)	4,700,000	4,241,750
7.625% due 02/01/2017	350,000	302,116
CC Holdings GS V LLC
7.75% due 05/01/2017 (f)	2,430,000	2,454,300
Citizens Communications Company
9.25% due 05/15/2011	100,000	105,250
Globo Comunicacoes e Participacoes SA
7.25% due 04/26/2022 (f)	3,798,000	3,892,950
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 ^	3,360,000	4,200
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016	2,875,000	2,997,187
Intelsat Intermediate Holding Company, Ltd.
zero coupon, Step up to 9.50% on 02/01/2010 due 02/01/2015	515,000	502,125
Intelsat Jackson Holdings, Ltd.
11.50% due 06/15/2016	12,205,000	12,418,588
iPCS, Inc.
2.6081% due 05/01/2013 (b)(f)	1,640,000	1,344,800
Wind Acquisition Finance SA
11.75% due 07/15/2017	1,495,000	1,622,075
World Access, Inc.
13.25% due 01/15/2049 ^	1,450,274	10,152

		29,895,493

Telephone - 3.46%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	2,115,000	1,522,800
Level 3 Financing, Inc.
9.25% due 11/01/2014	6,655,000	5,490,375
12.25% due 03/15/2013	1,625,000	1,584,375
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (f)	3,520,000	3,572,800
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	2,883,000	2,782,095
Sprint Capital Corp.
6.875% due 11/15/2028	2,015,000	1,465,912
7.625% due 01/30/2011	1,255,000	1,256,569
8.375% due 03/15/2012	3,475,000	3,479,344
8.75% due 03/15/2032	12,035,000	9,989,050
Virgin Media, Inc.
9.125% due 08/15/2016	1,225,000	1,240,312
Windstream Corp.
8.625% due 08/01/2016	1,000,000	1,003,750

		33,387,382

Tobacco - 0.15%
Alliance One International, Inc.
10.00% due 07/15/2016 (f)	1,470,000	1,451,625
Transportation - 1.47%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014	1,930,000	1,833,500
Horizon Lines, Inc.
4.25% due 08/15/2012	5,375,000	3,910,313
RailAmerica, Inc.
9.25% due 07/01/2017 (f)	4,695,000	4,853,456
Teekay Shipping Corp.
8.875% due 07/15/2011	3,627,000	3,608,865

		14,206,134

Trucking & Freight - 0.24%
Swift Transportation Company, Inc.
8.19% due 05/15/2015 (b)(f)	1,800,000	918,000
12.50% due 05/15/2017 (f)	2,525,000	1,388,750
		2,306,750

TOTAL CORPORATE BONDS (Cost $942,851,454)		$814,973,200

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Yield Fund (continued)

		Shares or
		Principal
		Amount	Value

CONVERTIBLE BONDS - 0.37%
Telephone - 0.37%
Virgin Media, Inc.
6.50% due 11/15/2016 (f)		$3,920,000	$3,552,500

TOTAL CONVERTIBLE BONDS (Cost $1,898,484)			$3,552,500

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.30%
Argentina - 0.30%
Republic of Argentina
7.00% due 03/18/2004 ^	EUR	6,100,000,000	903,267
7.00% due 03/18/2004 ^		625,000	179,200
7.625 due 08/11/2007 ^		505,000,000	80,389
8.00% due 02/26/2008 ^		304,137	87,202
8.125% due 04/21/2008 ^		625,000	179,200
8.125% due 10/04/2004 ^		375,000	107,520
8.50% due 02/23/2005 ^		2,400,000	351,834
9.00% due 05/26/2009 ^		100,000	32,256
9.00% due 06/20/2003 ^		600,000	172,032
9.25% due 10/21/2002 ^		225,000	64,512
9.50% due 03/04/2004 ^		456,000	147,087
9.75% due 11/26/2003 ^		425,000	121,856
10.00% due 02/22/2007 ^		775,000	222,208
11.75% due 11/13/2026 ^		1,800,000	263,876

			2,912,439

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $3,812,311)			$2,912,439

COMMON STOCKS - 0.03%
Chemicals - 0.03%
Georgia Gulf Corp. *		9,414	282,502
Telecommunications Equipment &
Services - 0.00%
XO Holdings, Inc. *		821	583

TOTAL COMMON STOCKS (Cost $345,826)			$283,085

PREFERRED STOCKS - 1.92%
Banking - 0.89%
Bank of America Corp., Series L, 7.25%		9,380	8,094,940
Bank of America Corp. (k)		560,000	490,319

			8,585,259

Broadcasting - 0.00%
CMP Susquehanna Radio Holdings, Corp., Series A (f)(k)		44,870	16,826
Cable & Television - 0.00%
ION Media Networks, Inc., Series B, 12.00%		10	0
Chemicals - 0.61%
Georgia Gulf Corp.		210,773	5,848,945
Financial Services - 0.42%
Capital One Capital V, 10.25%		2,340,000	2,379,359
Preferred Blocker, Inc., 7.00% (f)		3,645	1,695,723

			4,075,082

TOTAL PREFERRED STOCKS (Cost $20,610,503)			$18,526,112

TERM LOANS - 4.08%
Airlines - 0.29%
United Air Lines, Inc., Tranche B
2.3125% due 01/12/2014 (b)		4,368,671	2,756,631
Apparel & Textiles - 0.00%
Simmons Holdco, Inc., PIK
8.2238% due 02/15/2012 (b)		2,617,547	39,263
Auto Parts - 0.73%
Allison Transmission, Inc.
3.06% due 08/07/2014 (b)		8,228,189	7,024,816
Auto Services - 0.01%
Penhall Holdings, PIK
9.995% due 04/01/2012 (b)		3,310,854	99,326
Automobiles - 0.13%
Ford Motor Company, Tranche B
3.28% due 11/29/2013 (b)		1,490,526	1,291,540
Banking - 0.12%
HSBC Bank PLC
8.90% due 12/20/2010 (b)		52,153,000	1,148,618
Business Services - 0.04%
Rental Service Corp., 2nd Lien
3.79% due 12/01/2013 (b)		500,000	428,125
Crude Petroleum & Natural Gas - 0.66%
Turbo Beta, Ltd.
14.50% due 03/15/2018 (b)		7,841,091	6,410,092
Domestic Oil - 0.32%
Ashmore Energy
3.287% due 03/30/2014 (b)		3,438,513	3,094,662
Financial Services - 0.43%
CIT Group, Inc.
0.00% due 01/18/2012 (m)		2,000,000	2,092,500
Hawker Beechcraft Acquisition Company LLC
2.285% due 03/26/2014 (b)		2,748,844	2,049,035

			4,141,535

Gas & Pipeline Utilities - 0.15%
Stallion Oilfield Services
7.5069% due 07/31/2012 (b)		4,200,000	1,399,998
Healthcare Services - 0.52%
Iasis Holdco, Inc., PIK
6.2894% due 06/15/2014 (b)		6,081,983	5,048,046
Publishing - 0.68%
Idearc, Inc.
2.48% due 11/01/2014 (b)		3,180,527	1,460,393
Newsday LLC
9.75% due 07/15/2013 (b)		1,000,000	1,017,500
9.75% due 08/01/2013 (b)		4,000,000	4,070,000

			6,547,893

TOTAL TERM LOANS (Cost $49,933,203)			$39,430,545

WARRANTS - 0.01%
Banking - 0.00%
CNB Capital Trust I
(Expiration Date 03/23/2019) * (f)		51,274	1,361

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

High Yield Fund (continued)

	Shares or
	Principal
	Amount	Value

WARRANTS (continued)
Crude Petroleum & Natural Gas - 0.00%
Turbo Cayman, Ltd. *	1	$0
Hotels & Restaurants - 0.00%
Buffets Restaurants Holdings, Inc.
(Expiration Date 04/28/2014) *	4,996	0
Republic of Venezuela - 0.01%
Republic of Venezuela
(Expiration date 04/15/2020; strike price $26.00) *	305,000	76,250

TOTAL WARRANTS (Cost $95,911)		$77,611

REPURCHASE AGREEMENTS - 2.56%
JPMorgan Chase & Company
Tri-Party Repurchase Agreement dated 08/31/2009 at 0.17% to be repurchased at $24,700,117 on 09/01/2009, collateralized by $25,195,000 Federal Home Loan Mortgage Corp., 0.00% due 09/04/2009 (valued at $25,193,992, including interest)	$24,700,000	$24,700,000

TOTAL REPURCHASE AGREEMENTS (Cost $24,700,000)		$24,700,000

SHORT TERM INVESTMENTS - 0.38%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	367,699	$3,681,147

TOTAL SHORT TERM INVESTMENTS (Cost $3,680,971)		$3,681,147

Total Investments (High Yield Fund)
(Cost $1,084,601,094) - 97.51%		$941,318,771
Other assets and liabilities, net - 2.49%		24,037,492

TOTAL NET ASSETS - 100.00%		$965,356,263

Index 500 Fund

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.44%
Advertising - 0.18%
Interpublic Group of Companies, Inc. *	97,387	$612,564
Monster Worldwide, Inc. *	25,660	416,205
Omnicom Group, Inc.	63,279	2,298,294

		3,327,063

Aerospace - 2.06%
Boeing Company	147,833	7,342,865
General Dynamics Corp.	78,379	4,639,253
Goodrich Corp.	25,214	1,390,804
Lockheed Martin Corp.	66,499	4,986,095
Northrop Grumman Corp.	65,849	3,214,090
Raytheon Company	80,222	3,784,874
Rockwell Collins, Inc.	32,243	1,484,468
United Technologies Corp.	191,772	11,383,586

		38,226,035
Agriculture - 0.70%
Archer-Daniels-Midland Company	130,693	$3,767,879
Monsanto Company	111,099	9,318,984

		13,086,863

Air Travel - 0.07%
Southwest Airlines Company	150,809	1,233,618
Aluminum - 0.13%
Alcoa, Inc. (a)	198,335	2,389,937
Apparel & Textiles - 0.48%
Cintas Corp.	26,749	733,992
Coach, Inc.	64,651	1,828,977
NIKE, Inc., Class B	78,880	4,369,163
Polo Ralph Lauren Corp., Class A	11,508	763,901
VF Corp.	18,014	1,253,054

		8,949,087

Auto Parts - 0.34%
AutoZone, Inc. *	7,348	1,081,993
Genuine Parts Company	32,459	1,202,281
Johnson Controls, Inc.	120,975	2,996,551
O’Reilly Automotive, Inc. *	27,616	1,057,141

		6,337,966

Auto Services - 0.02%
AutoNation, Inc. * (a)	21,993	417,427
Automobiles - 0.41%
Ford Motor Company *	655,145	4,979,102
PACCAR, Inc.	73,933	2,674,157

		7,653,259

Banking - 3.75%
Bank of America Corp.	1,758,939	30,939,737
Bank of New York Mellon Corp.	243,360	7,205,889
BB&T Corp.	138,498	3,869,634
Comerica, Inc.	30,764	820,476
Fifth Third Bancorp	161,842	1,770,551
First Horizon National Corp. *	43,754	585,427
Hudson City Bancorp, Inc.	106,161	1,392,832
Huntington Bancshares, Inc.	110,662	504,619
KeyCorp	176,042	1,172,440
M&T Bank Corp. (a)	16,653	1,028,489
Marshall & Ilsley Corp.	71,723	510,668
Northern Trust Corp.	49,052	2,867,580
PNC Financial Services Group, Inc.	93,700	3,990,683
Regions Financial Corp.	235,131	1,377,868
SunTrust Banks, Inc.	101,499	2,372,032
U.S. Bancorp	386,331	8,738,807
Zions Bancorp (a)	25,340	447,758

		69,595,490

Biotechnology - 1.16%
Amgen, Inc. *	206,090	12,311,817
Biogen Idec, Inc. *	58,742	2,949,436
Cephalon, Inc. * (a)	15,030	855,658
Genzyme Corp. *	54,916	3,059,370
Life Technologies Corp. *	35,558	1,583,398
Millipore Corp. *	11,285	747,405

		21,507,084

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Index 500 Fund (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Broadcasting - 0.35%
CBS Corp., Class B	138,324	$1,431,653
News Corp., Class A	468,273	5,019,887

		6,451,540

Building Materials & Construction - 0.06%
Masco Corp.	73,143	1,059,111
Business Services - 1.08%
Affiliated Computer Services, Inc., Class A *	19,868	890,086
Automatic Data Processing, Inc.	102,120	3,916,302
Computer Sciences Corp. *	30,841	1,506,583
Convergys Corp. *	24,973	270,707
Dun & Bradstreet Corp.	10,825	790,658
Equifax, Inc.	25,698	710,293
Fiserv, Inc. *	31,675	1,528,319
Fluor Corp.	36,610	1,936,669
H & R Block, Inc.	69,147	1,194,860
Iron Mountain, Inc. *	36,665	1,073,918
Jacobs Engineering Group, Inc. *	25,132	1,105,305
Moody’s Corp.	38,865	1,058,683
Paychex, Inc.	65,374	1,849,431
R.R. Donnelley & Sons Company	41,779	745,337
Robert Half International, Inc.	31,108	817,829
Total Systems Services, Inc.	40,136	612,475

		20,007,455

Cable & Television - 0.97%
Comcast Corp., Class A	586,974	8,992,442
DIRECTV Group, Inc. * (a)	106,701	2,641,917
Scripps Networks Interactive, Inc., Class A	18,417	598,000
Time Warner Cable, Inc. *	71,725	2,648,087
Viacom, Inc., Class B *	123,454	3,091,288

		17,971,734

Cellular Communications - 0.20%
MetroPCS Communications, Inc. *	51,563	410,442
Motorola, Inc. *	466,669	3,350,683

		3,761,125

Chemicals - 1.30%
Air Products & Chemicals, Inc.	42,715	3,204,906
CF Industries Holdings, Inc.	9,853	804,596
Dow Chemical Company	232,809	4,956,504
E.I. Du Pont de Nemours & Company	183,944	5,873,332
Eastman Chemical Company	14,788	771,342
FMC Corp.	14,795	705,722
PPG Industries, Inc.	33,488	1,855,235
Praxair, Inc.	62,592	4,795,799
Sigma-Aldrich Corp.	24,854	1,262,583

		24,230,019

Coal - 0.20%
CONSOL Energy, Inc.	36,773	1,375,678
Massey Energy Company	17,402	471,246
Peabody Energy Corp.	54,426	1,778,642

		3,625,566

Commercial Services - 0.03%
CB Richard Ellis Group, Inc. *	48,168	570,309
Computer Services - 0.08%
NetApp, Inc. * (a)	67,330	$1,531,757
Computers & Business Equipment - 7.14%
Apple, Inc. *	181,608	30,548,282
Cisco Systems, Inc. *	1,174,178	25,362,245
Cognizant Technology Solutions Corp., Class A *	59,467	2,074,209
Dell, Inc. *	354,019	5,604,121
EMC Corp. *	409,791	6,515,677
Hewlett-Packard Company	485,776	21,806,484
International Business Machines Corp.	268,999	31,755,332
Juniper Networks, Inc. *	106,501	2,456,978
Lexmark International, Inc. *	15,895	299,462
Pitney Bowes, Inc.	42,015	939,035
SanDisk Corp. *	46,181	817,404
Sun Microsystems, Inc. *	151,916	1,409,780
Western Digital Corp. *	45,317	1,553,467
Xerox Corp.	176,046	1,522,798

		132,665,274

Construction & Mining Equipment - 0.19%
National Oilwell Varco, Inc. *	85,124	3,094,257
Rowan Companies, Inc. *	23,019	476,724

		3,570,981

Construction Materials - 0.13%
The Sherwin-Williams Company	20,023	1,205,385
Vulcan Materials Company (a)	24,808	1,241,392

		2,446,777

Containers & Glass - 0.21%
Ball Corp.	19,133	927,185
Bemis Company, Inc.	21,909	582,560
Owens-Illinois, Inc. *	34,258	1,162,717
Pactiv Corp. *	26,858	667,421
Sealed Air Corp.	32,288	610,566

		3,950,449

Cosmetics & Toiletries - 2.63%
Avon Products, Inc.	86,906	2,769,694
Colgate-Palmolive Company	101,697	7,393,372
Estee Lauder Companies, Inc., Class A	23,624	846,920
International Flavors & Fragrances, Inc.	16,020	570,632
Kimberly-Clark Corp.	84,321	5,098,048
Procter & Gamble Company	593,351	32,106,223

		48,784,889

Crude Petroleum & Natural Gas - 2.66%
Apache Corp.	68,234	5,796,478
Cabot Oil & Gas Corp.	21,098	743,705
Chesapeake Energy Corp.	114,724	2,620,296
Devon Energy Corp.	90,366	5,546,665
EOG Resources, Inc.	50,950	3,668,400
EQT Corp.	26,647	1,057,087
Hess Corp.	57,921	2,930,223
Marathon Oil Corp.	144,083	4,447,842
Noble Energy, Inc.	35,289	2,133,573
Occidental Petroleum Corp.	165,010	12,062,231
Pioneer Natural Resources Company	23,204	671,988
Southwestern Energy Company *	69,955	2,578,541

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Index 500 Fund (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas
(continued)
Sunoco, Inc.	23,797	$640,139
XTO Energy, Inc.	118,010	4,555,186

		49,452,354

Domestic Oil - 0.12%
Denbury Resources, Inc. *	50,660	771,045
Range Resources Corp.	31,869	1,541,504

		2,312,549

Educational Services - 0.11%
Apollo Group, Inc., Class A *	21,936	1,421,891
DeVry, Inc.	12,538	640,692

		2,062,583

Electrical Equipment - 0.43%
Cooper Industries, Ltd., Class A	33,890	1,092,952
Emerson Electric Company	152,972	5,640,078
FLIR Systems, Inc. *	30,586	704,090
Molex, Inc.	28,219	513,868

		7,950,988

Electrical Utilities - 2.92%
AES Corp. *	135,714	1,855,210
Allegheny Energy, Inc.	34,485	910,749
Ameren Corp.	43,475	1,172,521
American Electric Power Company, Inc.	97,055	3,050,439
CenterPoint Energy, Inc.	71,096	881,590
CMS Energy Corp.	46,176	619,220
Consolidated Edison, Inc.	55,860	2,245,013
Constellation Energy Group, Inc.	40,550	1,283,407
Dominion Resources, Inc.	120,099	3,972,875
DTE Energy Company	33,361	1,160,296
Dynegy, Inc., Class A *	103,116	195,920
Edison International	66,326	2,215,952
Entergy Corp.	39,921	3,153,759
Exelon Corp.	134,104	6,707,882
FirstEnergy Corp.	62,056	2,800,587
FPL Group, Inc.	83,626	4,698,109
Integrys Energy Group, Inc.	15,558	534,106
Northeast Utilities	35,651	848,137
Pepco Holdings, Inc.	44,784	641,755
PG&E Corp.	74,989	3,043,804
Pinnacle West Capital Corp.	20,578	677,222
PPL Corp.	76,553	2,250,658
Quanta Services, Inc. *	39,692	877,987
Southern Company	159,281	4,969,567
Teco Energy, Inc. (a)	43,336	577,236
Wisconsin Energy Corp.	23,800	1,082,186
Xcel Energy, Inc.	92,760	1,832,010

		54,258,197

Electronics - 0.51%
Agilent Technologies, Inc. *	69,897	1,794,955
Amphenol Corp., Class A	34,870	1,219,055
Harman International Industries, Inc. *	14,113	423,249
Jabil Circuit, Inc.	43,517	476,511
L-3 Communications Holdings, Inc.	23,727	1,765,289
Thermo Fisher Scientific, Inc. *	85,157	$3,849,948

		9,529,007

Energy - 0.52%
Duke Energy Corp.	262,021	4,058,706
Progress Energy, Inc.	56,804	2,245,462
SCANA Corp.	24,800	860,064
Sempra Energy	49,731	2,495,004

		9,659,236

Financial Services - 7.89%
American Express Company	241,726	8,175,173
Ameriprise Financial, Inc.	51,875	1,557,806
Capital One Financial Corp.	91,985	3,430,121
Charles Schwab Corp.	191,166	3,452,458
Citigroup, Inc. *	2,309,751	11,548,755
CME Group, Inc. (a)	13,509	3,931,659
Discover Financial Services	109,044	1,499,355
E*TRADE Financial Corp. * (a)	227,070	399,643
Federated Investors, Inc., Class B	18,218	478,223
Fidelity National Information Services, Inc.	38,934	956,219
Franklin Resources, Inc.	30,669	2,862,338
Goldman Sachs Group, Inc.	102,482	16,956,672
IntercontinentalExchange, Inc. *	14,826	1,390,679
Invesco, Ltd.	83,733	1,737,460
Janus Capital Group, Inc.	36,527	464,623
JPMorgan Chase & Company	794,166	34,514,454
Legg Mason, Inc.	32,920	946,779
Leucadia National Corp. * (a)	36,900	917,703
MasterCard, Inc., Class A	14,748	2,988,387
Morgan Stanley	275,165	7,968,778
NASDAQ OMX Group, Inc. *	27,980	614,161
NYSE Euronext	52,929	1,500,008
People’s United Financial, Inc.	70,902	1,138,686
SLM Corp. *	95,168	846,995
State Street Corp.	100,513	5,274,922
T. Rowe Price Group, Inc. (a)	52,008	2,357,003
Wells Fargo & Company	947,832	26,084,337
Western Union Company	142,762	2,575,427

		146,568,824

Food & Beverages - 3.86%
Campbell Soup Company	40,649	1,274,753
Coca-Cola Enterprises, Inc.	64,555	1,304,656
ConAgra Foods, Inc.	91,044	1,869,133
Dean Foods Company *	36,035	653,675
Dr Pepper Snapple Group, Inc. *	51,679	1,366,393
General Mills, Inc.	66,971	4,000,178
H.J. Heinz Company	64,050	2,465,925
Hershey Company	33,738	1,323,542
Hormel Foods Corp.	14,212	525,133
J.M. Smucker Company	24,109	1,260,177
Kellogg Company	51,396	2,420,238
Kraft Foods, Inc., Class A	299,809	8,499,585
McCormick & Company, Inc.	26,526	863,952
Pepsi Bottling Group, Inc.	27,818	993,937
PepsiCo, Inc.	316,919	17,959,800
Sara Lee Corp.	141,611	1,372,211

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Index 500 Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Sysco Corp.	120,086	$3,060,992
The Coca-Cola Company	405,291	19,766,042
Tyson Foods, Inc., Class A	61,492	737,289

		71,717,611
Forest Products - 0.09%
Weyerhaeuser Company	43,026	1,608,742
Furniture & Fixtures - 0.03%
Leggett & Platt, Inc.	31,912	582,394
Gas & Pipeline Utilities - 0.43%
El Paso Corp.	142,705	1,317,167
Nicor, Inc.	9,204	333,369
NiSource, Inc.	55,899	738,426
Questar Corp.	35,433	1,196,218
Spectra Energy Corp.	131,299	2,471,047
Williams Companies, Inc.	118,091	1,941,416

		7,997,643
Healthcare Products - 3.74%
Baxter International, Inc.	123,166	7,010,609
Becton, Dickinson & Company	48,762	3,394,810
Boston Scientific Corp. *	306,662	3,603,278
C.R. Bard, Inc.	20,215	1,628,925
DENTSPLY International, Inc.	30,236	1,019,256
Intuitive Surgical, Inc. *	7,706	1,716,203
Johnson & Johnson	560,956	33,904,181
Medtronic, Inc.	227,639	8,718,574
Patterson Companies, Inc. * (a)	18,621	507,050
St. Jude Medical, Inc. *	70,508	2,717,378
Stryker Corp.	48,509	2,011,183
Varian Medical Systems, Inc. *	25,520	1,099,146
Zimmer Holdings, Inc. *	43,788	2,073,362

		69,403,955
Healthcare Services - 1.82%
Cardinal Health, Inc.	73,299	2,534,680
Coventry Health Care, Inc. *	30,217	659,637
DaVita, Inc. *	21,051	1,088,547
Express Scripts, Inc. *	55,203	3,986,761
Humana, Inc. * (a)	34,530	1,232,721
IMS Health, Inc.	37,002	512,848
Laboratory Corp. of America Holdings *	22,047	1,538,660
McKesson Corp.	55,253	3,141,686
Medco Health Solutions, Inc. *	98,197	5,422,438
Quest Diagnostics, Inc.	30,567	1,649,395
UnitedHealth Group, Inc.	242,151	6,780,228
WellPoint, Inc. *	98,659	5,214,128

		33,761,729
Holdings Companies/Conglomerates - 0.05%
Textron, Inc.	54,718	840,468
Homebuilders - 0.14%
D.R. Horton, Inc.	56,128	752,676
KB Home	15,060	274,243
Lennar Corp., Class A	31,393	475,604
Pulte Homes, Inc. *	89,820	1,147,900

		2,650,423
Hotels & Restaurants - 1.26%
Darden Restaurants, Inc.	27,915	$919,241
Marriott International, Inc., Class A	60,659	1,449,739
McDonald’s Corp.	224,589	12,630,885
Starbucks Corp. *	149,808	2,844,854
Starwood Hotels & Resorts Worldwide, Inc.	37,998	1,131,580
Wyndham Worldwide Corp.	36,252	549,218
Wynn Resorts, Ltd. * (a)	13,779	745,857
Yum! Brands, Inc.	93,966	3,218,336

		23,489,710
Household Appliances - 0.12%
Black & Decker Corp.	12,239	539,985
Stanley Works	16,098	658,891
Whirlpool Corp.	15,029	965,012

		2,163,888
Household Products - 0.20%
Clorox Company	28,308	1,672,720
Fortune Brands, Inc.	30,576	1,217,230
Newell Rubbermaid, Inc.	56,512	786,647

		3,676,597
Industrial Machinery - 1.16%
Cameron International Corp. *	44,170	1,577,311
Caterpillar, Inc. (a)	122,491	5,550,067
Cummins, Inc.	41,084	1,861,927
Deere & Company	86,060	3,752,216
Dover Corp.	37,868	1,309,854
Flowserve Corp.	11,406	983,767
FMC Technologies, Inc. *	25,159	1,200,084
ITT Corp.	37,050	1,855,464
Pall Corp.	24,007	713,728
Parker-Hannifin Corp.	32,675	1,589,966
W.W. Grainger, Inc.	12,668	1,108,070

		21,502,454
Industrials - 1.66%
Fastenal Company (a)	26,306	952,277
General Electric Company	2,155,739	29,964,772

		30,917,049
Insurance - 2.90%
Aetna, Inc.	90,976	2,592,816
AFLAC, Inc.	95,158	3,865,318
Allstate Corp.	109,189	3,209,065
American International Group, Inc. * (a)	27,389	1,241,543
Aon Corp.	56,349	2,353,134
Assurant, Inc.	23,971	717,931
Chubb Corp.	71,680	3,540,275
CIGNA Corp.	55,529	1,634,219
Cincinnati Financial Corp.	33,093	851,152
Genworth Financial, Inc., Class A *	88,188	931,265
Hartford Financial Services Group, Inc.	66,249	1,571,426
Lincoln National Corp.	60,275	1,521,341
Loews Corp.	73,531	2,511,084
Marsh & McLennan Companies, Inc.	106,374	2,504,044
MBIA, Inc. *	34,694	233,144
MetLife, Inc.	166,626	6,291,798
Principal Financial Group, Inc.	63,244	1,796,130

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Index 500 Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Progressive Corp. *	138,635	$2,290,250
Prudential Financial, Inc.	94,225	4,765,901
The Travelers Companies, Inc.	119,177	6,008,904
Torchmark Corp.	16,843	717,680
Unum Group	67,438	1,519,378
XL Capital, Ltd., Class A (a)	69,641	1,208,271

		53,876,069
International Oil - 6.43%
Anadarko Petroleum Corp.	101,621	5,372,702
Chevron Corp.	408,095	28,542,164
ConocoPhillips Company	301,603	13,581,183
Exxon Mobil Corp.	993,371	68,691,605
Murphy Oil Corp.	38,839	2,213,823
Nabors Industries, Ltd. *	57,619	1,018,704

		119,420,181
Internet Content - 1.44%
Google, Inc., Class A *	48,880	22,566,430
Yahoo!, Inc. *	283,963	4,148,699

		26,715,129
Internet Retail - 0.60%
Amazon.com, Inc. *	65,598	5,325,902
eBay, Inc. *	220,008	4,870,977
Expedia, Inc. *	42,832	987,277

		11,184,156
Internet Software - 0.41%
Akamai Technologies, Inc. *	35,182	620,611
Electronic Arts, Inc. *	65,745	1,197,874
McAfee, Inc. *	31,630	1,258,241
Salesforce.com, Inc. * (a)	21,621	1,121,481
Symantec Corp. *	166,487	2,517,283
VeriSign, Inc. *	39,256	831,835

		7,547,325
Leisure Time - 0.74%
Carnival Corp. *	89,192	2,608,866
International Game Technology	60,318	1,261,853
Walt Disney Company	377,982	9,842,651

		13,713,370
Life Sciences - 0.08%
PerkinElmer, Inc.	23,732	433,109
Waters Corp. *	19,625	986,745

		1,419,854
Liquor - 0.16%
Brown Forman Corp., Class B	19,876	888,855
Constellation Brands, Inc., Class A *	40,040	592,191
Molson Coors Brewing Company, Class B	30,348	1,437,888

		2,918,934
Manufacturing - 1.44%
3M Company	141,357	10,191,840
Danaher Corp.	51,910	3,151,456
Eaton Corp.	33,711	1,818,708
Harley-Davidson, Inc.	47,728	1,144,517
Honeywell International, Inc.	151,427	5,566,457
Manufacturing (continued)
Illinois Tool Works, Inc.	78,268	$3,273,168
Rockwell Automation, Inc.	28,872	1,208,293
Snap-on, Inc.	11,727	437,652

		26,792,091
Medical-Hospitals - 0.02%
Tenet Healthcare Corp. *	84,999	396,095
Metal & Metal Products - 0.15%
Precision Castparts Corp.	28,512	2,602,575
Titanium Metals Corp. *	17,328	142,436

		2,745,011
Mining - 0.50%
Freeport-McMoRan Copper & Gold, Inc., Class B *	83,822	5,279,110
Newmont Mining Corp.	99,633	4,004,250

		9,283,360
Multimedia - 0.37%
Time Warner, Inc.	243,564	6,797,871
Office Furnishings & Supplies - 0.05%
Avery Dennison Corp.	22,950	709,155
Office Depot, Inc. *	55,922	291,913

		1,001,068
Paper - 0.20%
International Paper Company	87,985	2,019,256
MeadWestvaco Corp.	34,831	764,540
Plum Creek Timber Company, Inc. (a)	33,143	1,003,902

		3,787,698
Petroleum Services - 1.47%
Baker Hughes, Inc.	63,067	2,172,658
BJ Services Company	59,457	954,880
Diamond Offshore Drilling, Inc. (a)	14,148	1,265,114
ENSCO International, Inc.	28,867	1,065,192
Halliburton Company	182,627	4,330,086
Schlumberger, Ltd.	243,555	13,687,791
Smith International, Inc.	44,645	1,230,863
Tesoro Corp. (a)	28,166	396,577
Valero Energy Corp.	113,249	2,122,286

		27,225,447
Pharmaceuticals - 6.06%
Abbott Laboratories	314,612	14,229,901
Allergan, Inc.	62,601	3,500,648
AmerisourceBergen Corp.	61,476	1,310,054
Bristol-Myers Squibb Company	403,252	8,923,967
Celgene Corp. *	93,702	4,888,433
Eli Lilly & Company	205,838	6,887,339
Forest Laboratories, Inc. *	61,401	1,797,207
Gilead Sciences, Inc. *	184,517	8,314,336
Hospira, Inc. *	32,669	1,277,031
King Pharmaceuticals, Inc. *	50,479	523,972
Merck & Company, Inc. (a)	429,266	13,921,096
Mylan, Inc. * (a)	62,098	910,978
Pfizer, Inc. (a)	1,373,698	22,940,757
Schering-Plough Corp.	331,483	9,341,191
Watson Pharmaceuticals, Inc. *	21,459	757,288

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Index 500 Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Wyeth	271,475	$12,990,079

		112,514,277
Photography - 0.02%
Eastman Kodak Company * (a)	54,596	290,451
Publishing - 0.19%
Gannett Company, Inc. (a)	47,317	408,819
McGraw-Hill Companies, Inc.	64,023	2,151,813
Meredith Corp.	7,328	202,839
The New York Times Company, Class A * (a)	23,739	180,654
The Washington Post Company, Class B	1,225	532,091

		3,476,216
Railroads & Equipment - 0.95%
Burlington Northern Santa Fe Corp. (a)	56,682	4,705,740
CSX Corp.	79,690	3,386,825
Norfolk Southern Corp.	74,719	3,427,360
Union Pacific Corp.	102,622	6,137,822

		17,657,747
Real Estate - 1.01%
Apartment Investment & Management Company, Class A, REIT (a)	23,839	290,121
Avalon Bay Communities, Inc., REIT	16,265	1,047,954
Boston Properties, Inc., REIT	28,198	1,708,235
Equity Residential, REIT	55,747	1,522,451
HCP, Inc., REIT	58,623	1,669,583
Health Care, Inc., REIT	22,623	966,228
Host Hotels & Resorts, Inc., REIT *	122,389	1,220,218
Kimco Realty Corp., REIT	65,889	826,907
ProLogis, REIT (a)	90,104	1,001,956
Public Storage, Inc., REIT	25,533	1,801,353
Simon Property Group, Inc., REIT	56,536	3,596,820
Ventas, Inc., REIT	31,861	1,249,270
Vornado Realty Trust, REIT	32,315	1,858,759

		18,759,855
Retail Grocery - 0.32%
Safeway, Inc. (a)	86,701	1,651,654
SUPERVALU, Inc.	43,075	618,126
The Kroger Company	132,798	2,867,109
Whole Foods Market, Inc. * (a)	28,589	831,368

		5,968,257
Retail Trade - 5.03%
Abercrombie & Fitch Company, Class A (a)	17,889	577,636
Bed Bath & Beyond, Inc. *	52,860	1,928,333
Best Buy Company, Inc.	69,489	2,521,061
Big Lots, Inc. *	16,809	427,285
Costco Wholesale Corp.	88,356	4,504,389
CVS Caremark Corp.	296,376	11,120,028
Family Dollar Stores, Inc.	28,548	864,433
GameStop Corp., Class A *	33,512	797,586
Home Depot, Inc. (a)	345,315	9,423,646
J.C. Penney Company, Inc.	48,005	1,442,070
Kohl’s Corp. *	62,168	3,207,247
Limited Brands, Inc.	54,988	820,421
Lowe’s Companies, Inc.	300,579	6,462,448
Macy’s, Inc.	85,615	1,328,745
Nordstrom, Inc. (a)	32,593	$913,908
RadioShack Corp.	25,473	385,406
Sears Holdings Corp. * (a)	10,987	697,125
Staples, Inc.	145,622	3,146,891
Target Corp.	153,143	7,197,721
The Gap, Inc.	93,623	1,839,692
Tiffany & Company (a)	25,258	918,886
TJX Companies, Inc.	84,184	3,026,415
Walgreen Company	201,884	6,839,830
Wal-Mart Stores, Inc.	454,294	23,109,936

		93,501,138
Sanitary Services - 0.38%
Ecolab, Inc.	34,181	1,445,515
Republic Services, Inc.	65,546	1,678,633
Stericycle, Inc. *	17,287	856,052
Waste Management, Inc.	100,158	2,997,729

		6,977,929
Semiconductors - 2.66%
Advanced Micro Devices, Inc. *	114,110	497,520
Altera Corp.	59,733	1,147,471
Analog Devices, Inc.	59,290	1,674,942
Applied Materials, Inc.	271,368	3,576,630
Broadcom Corp., Class A *	87,013	2,475,520
Intel Corp.	1,136,949	23,102,804
KLA-Tencor Corp.	34,584	1,079,021
Linear Technology Corp. (a)	45,247	1,202,213
LSI Logic Corp. *	132,093	688,204
MEMC Electronic Materials, Inc. *	45,496	725,661
Microchip Technology, Inc. (a)	37,226	988,350
Micron Technology, Inc. *	172,369	1,270,360
National Semiconductor Corp.	39,732	602,734
Novellus Systems, Inc. *	19,880	380,901
NVIDIA Corp. *	111,191	1,614,493
QLogic Corp. *	24,191	382,460
Teradyne, Inc. *	35,240	290,730
Texas Instruments, Inc.	259,239	6,374,687
Xilinx, Inc.	56,090	1,247,442

		49,322,143
Software - 3.69%
Adobe Systems, Inc. *	106,618	3,349,938
Autodesk, Inc. *	46,498	1,089,448
BMC Software, Inc. *	37,645	1,342,044
CA, Inc.	80,272	1,789,263
Citrix Systems, Inc. *	36,840	1,314,451
Compuware Corp. *	49,258	355,150
Intuit, Inc. *	65,767	1,826,350
Microsoft Corp.	1,558,090	38,406,919
Novell, Inc. *	70,271	305,679
Oracle Corp.	771,007	16,861,923
Red Hat, Inc. *	38,467	883,202
Teradata Corp. *	35,157	946,778

		68,471,145
Steel - 0.28%
AK Steel Holding Corp.	22,246	452,039

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Index 500 Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Steel (continued)
Allegheny Technologies, Inc.	19,954	$606,003
Nucor Corp.	63,974	2,849,402
United States Steel Corp.	29,180	1,277,500

		5,184,944
Telecommunications Equipment &
Services - 1.29%
American Tower Corp., Class A *	80,959	2,562,352
Ciena Corp. * (a)	18,556	248,650
Corning, Inc.	316,325	4,770,181
JDS Uniphase Corp. *	44,879	308,319
QUALCOMM, Inc.	336,916	15,639,641
Tellabs, Inc. *	80,567	510,795

		24,039,938
Telephone - 3.04%
AT&T, Inc.	1,201,074	31,287,978
CenturyTel, Inc.	60,321	1,944,146
Frontier Communications Corp.	63,587	452,103
Harris Corp.	26,951	936,008
Qwest Communications International, Inc. (a)	301,157	1,081,154
Sprint Nextel Corp. *	584,513	2,139,318
Verizon Communications, Inc.	578,261	17,949,221
Windstream Corp.	88,910	761,959

		56,551,887
Tires & Rubber - 0.04%
Goodyear Tire & Rubber Company *	49,229	811,786
Tobacco - 1.62%
Altria Group, Inc.	420,914	7,694,308
Lorillard, Inc.	34,234	2,491,208
Philip Morris International, Inc.	399,322	18,253,009
Reynolds American, Inc.	34,398	1,572,332

		30,010,857
Toys, Amusements & Sporting Goods - 0.11%
Hasbro, Inc.	25,335	719,261
Mattel, Inc.	72,988	1,313,054

		2,032,315
Transportation - 0.18%
C.H. Robinson Worldwide, Inc.	34,516	1,941,870
Expeditors International of Washington, Inc.	43,227	1,411,794

		3,353,664
Trucking & Freight - 0.84%
FedEx Corp.	63,384	4,355,115
Ryder Systems, Inc.	11,378	432,364
United Parcel Service, Inc., Class B	202,562	10,828,964

		15,616,443
Utility Service - 0.18%
Public Service Enterprise Group, Inc.	103,004	3,262,137

TOTAL COMMON STOCKS (Cost $1,681,849,917)		$1,828,084,004

SHORT TERM INVESTMENTS - 5.15%
Federal Home Loan Bank Discount Notes
0.08% due 09/01/2009	$20,000,000	$20,000,000
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	7,551,700	$75,602,338

TOTAL SHORT TERM INVESTMENTS (Cost $95,565,953)		$95,602,338

REPURCHASE AGREEMENTS - 0.10%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $1,860,004 on 09/01/2009, collateralized by $1,900,000 U.S. Treasury Bills, 0.00% due 02/25/2010 (valued at $1,897,720, including interest)	$1,860,000	$1,860,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,860,000)		$1,860,000

Total Investments (Index 500 Fund) (Cost $1,779,275,870) - 103.69%		$1,925,546,342
Other assets and liabilities, net - (3.69)%		(68,449,593)

TOTAL NET ASSETS - 100.00%		$1,857,096,749

International Equity Index Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 92.14%
Australia - 5.08%
AGL Energy, Ltd.	10,310	$121,861
Alumina, Ltd.	67,437	92,247
Amcor, Ltd.	26,712	130,252
AMP, Ltd.	43,176	231,892
Aristocrat Leisure, Ltd.	9,625	37,404
Arrow Energy NL *	10,452	40,144
Asciano Group *	70,683	94,544
Australia and New Zealand Banking Group, Ltd.	54,694	983,453
Australian Stock Exchange, Ltd.	3,952	110,485
Axa Asia Pacific Holdings, Ltd.	20,357	73,908
Bendigo and Adelaide Bank, Ltd.	4,993	35,006
Bendigo and Adelaide Bank, Ltd. *	416	2,866
BHP Billiton, Ltd.	78,158	2,440,720
Billabong International, Ltd.	4,665	41,358
Bluescope Steel, Ltd.	40,807	97,748
Boral, Ltd. (a)	11,639	56,686
Brambles, Ltd.	29,655	186,059
Caltex Australia, Ltd.	3,106	32,337
Centro Properties Group, Ltd. *	20,831	2,976
Centro Retail Group	32,506	3,401
CFS Gandel Retail Trust	34,088	54,566
Coca-Cola Amatil, Ltd.	11,279	94,444
Cochlear, Ltd.	1,076	51,095
Commonwealth Bank of Australia, Ltd.	34,390	1,335,995
Computershare, Ltd.	9,718	82,804
Crown, Ltd.	9,071	60,474
CSL, Ltd.	13,436	365,189
CSR, Ltd.	28,285	48,723

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Dexus Property Group, REIT	91,949	$57,702
Energy Resources of Australia, Ltd.	975	21,323
Fortescue Metals Group, Ltd. *	24,928	92,702
Foster’s Group, Ltd.	41,679	192,960
General Property Trust, Ltd.	181,302	93,938
Goodman Fielder, Ltd.	25,715	33,356
Harvey Norman Holding, Ltd.	11,715	38,863
Incitec Pivot, Ltd.	31,869	80,510
James Hardie Industries, Ltd. *	6,969	40,477
John Fairfax Holdings, Ltd. (a)	52,429	65,076
Leighton Holdings, Ltd.	2,885	89,995
Lend Lease Corp.	8,177	65,125
Lion Nathan, Ltd.	6,289	62,769
Macquarie Airports, Ltd.	17,250	37,260
Macquarie Group, Ltd.	6,632	284,360
Macquarie Infrastructure Group	51,469	57,819
Metcash, Ltd.	14,758	53,382
Mirvac Group, Ltd.	50,913	63,902
National Australia Bank, Ltd.	44,917	1,080,473
Newcrest Mining, Ltd.	10,642	270,422
NRMA Insurance Group, Ltd.	43,339	131,426
Nufarm, Ltd.	3,907	35,319
OneSteel, Ltd.	29,423	80,707
Orica, Ltd.	7,846	149,627
Origin Energy, Ltd.	19,171	247,252
Oxiana, Ltd. *	71,949	64,817
Paladin Resources, Ltd. *	11,147	43,256
Perpetual Trust of Australia, Ltd.	899	31,235
Qantas Airways, Ltd.	21,543	46,304
QBE Insurance Group, Ltd. (a)	22,121	427,482
Rio Tinto, Ltd.	9,782	460,590
Santos, Ltd.	17,926	239,119
Sims Group, Ltd.	2,856	55,848
Sonic Healthcare, Ltd.	7,353	86,739
SP Ausnet	47,051	30,546
Stockland Company, Ltd.	48,595	154,598
Suncorp-Metway, Ltd. (a)	28,035	185,205
TABCORP Holdings, Ltd.	12,889	73,053
Tattersall’s, Ltd.	22,779	47,732
Telstra Corp., Ltd.	97,224	267,824
Toll Holdings, Ltd.	13,076	88,019
Transurban Group, Ltd. *	24,362	83,151
Virgin Blue Holdings, Ltd. *	12,681	4,174
Wesfarmers, Ltd.	2,960	63,067
Wesfarmers, Ltd.	22,755	482,939
Westfield Group	46,897	499,336
Westpac Banking Corp., Ltd.	67,999	1,399,740
Woodside Petroleum, Ltd.	10,916	450,369
Woolworths, Ltd.	27,678	655,374
WorleyParsons, Ltd.	3,588	85,862

		16,361,761
Austria - 0.23%
Erste Bank der Oesterreichischen Sparkassen AG	4,382	186,950
Oesterreichische Elektrizitaets AG, Class A	1,885	95,864
OMV AG	3,177	125,326
Raiffeisen International Bank Holding AG	964	$50,996
Telekom Austria AG	8,469	148,061
Voestalpine AG	3,165	102,014
Wiener Staedtische Allgemeine Versicherung AG	654	34,032

		743,243
Belgium - 0.72%
Anheuser-Busch InBev NV	17,141	740,427
Anheuser-Busch InBev NV *	9,984	57
Belgacom SA	3,495	131,118
Colruyt SA	402	92,246
Compagnie Nationale A Portefeuille, ADR	776	40,311
Delhaize Group	2,489	167,103
Dexia SA *	13,745	117,789
Fortis Group SA *	58,185	249,397
Groupe Bruxelles Lambert SA	1,716	150,474
KBC Ancora, ADR *	3,251	65,007
KBC Bancassurance Holding NV *	5,137	193,183
Mobistar SA	531	34,222
Solvay SA	1,371	144,443
UCB SA	2,531	98,519
Umicore	3,377	91,688

		2,315,984
Bermuda - 0.07%
China Yurun Food Group, Ltd	38,000	65,741
Chinese Estates Holdings, Ltd.	14,561	26,336
SeaDrill, Ltd., GDR	8,231	147,329

		239,406
Brazil - 1.33%
All America Latina Logistica SA	9,200	66,485
Aracruz Celulose SA, SADR *	845	17,846
B2W Companhia Global Do Varejo	2,100	54,174
Banco do Brasil SA	6,800	94,385
Banco Nossa Caixa SA	532	21,377
BM&F BOVESPA SA	29,234	180,240
Brasil Telecom Participacoes SA, ADR *	686	29,868
Centrais Eletricas Brasileiras SA, ADR, Class B *	2,071	27,244
Centrais Eletricas Brasileiras SA *	5,000	73,089
Cia de Concessoes Rodoviarias, ADR	2,600	42,834
Cia de Saneamento Basico do Estado de Sao Paulo *	2,143	39,456
Cia Energetica de Minas Gerais, ADR	589	8,605
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	436	21,264
Companhia Brasileira de Meios de Pagamento	13,824	120,585
Companhia Siderurgica Nacional SA, SADR	3,716	96,950
Companhia Siderurgica Nacional SA	5,866	152,571
Companhia Vale do Rio Doce	32,406	630,685
Cosan SA Industria e Comercio *	3,405	38,138
CPFL Energia SA	2,100	37,048
Cyrela Brazil Realty SA	4,000	50,279
EDP - Energias do Brasil SA	2,700	40,542
Empresa Brasileira de Aeronautica SA, ADR *	1,575	33,453
Empresa Brasileira de Aeronautica SA *	13,400	71,952

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Gerdau SA, SADR	92	$1,081
Gerdau SA	1,479	13,380
Global Village Telecom Holding SA *	2,699	48,117
JBS SA	13,126	54,462
LLX Logistica SA *	12,720	34,758
MRV Engenharia e Participacoes SA	2,629	47,622
Natura Cosmeticos SA	2,200	35,591
OGX Petroleo e Gas Participacoes SA	300	163,156
Perdigao SA *	2,400	53,483
Petroleo Brasileiro SA, ADR	1,964	77,853
Petroleo Brasileiro SA, SADR	3,282	108,962
Petroleo Brasileiro SA	53,184	1,059,052
Porto Seguro SA *	964	8,849
Redecard SA	7,099	97,180
Souza Cruz SA	1,800	57,151
Suzano Papel e Celulose SA *	4,700	44,389
Tele Norte Leste Participacoes SA, ADR	5,457	86,985
Tele Norte Leste Participacoes SA	2,500	46,838
Tractebel Energia SA	2,000	21,171
Ultrapar Participacoes SA	1,500	54,868
Usinas Siderurgicas de Minas Gerais SA, SADR	1,235	29,224
Usinas Siderurgicas de Minas Gerais SA	2,800	66,022
Vale SA, SADR	300	5,163
Vale SA	3,177	61,030
Vivo Participacoes SA	802	18,254
Votorantim Celulose e Papel SA, SADR *	1,081	17,091
Votorantim Celulose e Papel SA *	2,366	36,921

		4,297,723

Bulgaria - 0.00%
BGP Holdings PLC *	181,302	0
Canada - 6.37%
Agnico-Eagle Mines, Ltd.	3,400	195,009
Agrium, Inc.	3,400	162,585
Alimentation Couche Tard, Inc.	2,200	37,700
ARC Energy Trust	2,700	42,865
Astral Media, Inc.	700	20,238
Bank of Montreal	12,200	590,637
Bank of Nova Scotia	22,500	942,544
Barrick Gold Corp.	19,708	680,126
BCE, Inc.	6,173	151,682
Biovail Corp.	2,600	33,226
Bombardier, Inc.	32,700	119,479
Brookfield Asset Management, Inc.	10,625	216,722
Brookfield Properties Corp.	4,850	53,340
CAE, Inc.	5,800	46,729
Cameco Corp.	8,500	226,175
Canadian Imperial Bank of Commerce	8,600	504,727
Canadian National Railway Company	10,500	507,568
Canadian Natural Resources, Ltd.	12,200	698,846
Canadian Oil Sands Trust	5,500	138,159
Canadian Pacific Railway, Ltd.	3,600	172,379
Canadian Tire Corp., Ltd.	1,600	83,453
Canadian Utilities, Ltd.	1,600	54,749
CGI Group, Inc. *	5,200	53,769
CI Financial Corp.	3,100	57,342
Crescent Point Energy Corp.	3,000	100,571
Eldorado Gold Corp. *	8,100	83,608
Empire Company, Ltd.	600	22,970
Enbridge, Inc.	7,800	291,409
EnCana Corp.	17,000	886,065
Enerplus Resources Fund	3,300	69,090
Ensign Energy Services, Inc.	3,100	45,477
Fairfax Financial Holdings, Ltd.	400	135,987
Finning International, Inc.	3,300	48,592
First Quantum Minerals, Ltd.	1,600	94,750
Fortis, Inc.	3,500	79,639
Franco-Nevada Corp.	2,100	54,037
George Weston, Ltd.	1,100	57,334
Gerdau Ameristeel Corp.	2,700	19,607
Gildan Activewear, Inc. *	2,700	55,615
Goldcorp, Inc.	16,453	599,507
Great-West Lifeco, Inc.	6,600	156,507
Groupe Aeroplan, Inc.	3,936	32,933
Husky Energy, Inc.	5,500	148,107
IAMGOLD Corp.	6,900	80,172
IGM Financial, Inc.	2,400	89,664
Imperial Oil, Ltd.	6,600	237,353
Industrial Alliance Insurance and Financial Services, Inc.	1,900	51,199
Inmet Mining Corp.	900	39,017
Intact Financial Corp.	1,800	55,870
Ivanhoe Mines, Ltd. *	5,800	64,212
Jazz Air Income Fund *	415	1,297
Kinross Gold Corp.	15,258	289,620
Loblaw Companies, Ltd.	2,200	66,819
Magna International, Inc.	2,400	108,737
Manitoba Telecom Services, Inc.	200	5,972
Manulife Financial Corp. (c)	36,600	753,230
MDS, Inc. *	1,400	8,389
Metro, Inc.	2,200	74,234
National Bank of Canada	3,500	196,460
Nexen, Inc.	10,300	202,284
Niko Resources, Ltd.	1,000	64,855
Onex Corp.	2,300	48,111
Open Text Corp. *	1,000	35,223
Pan American Silver Corp. *	2,000	39,132
Penn West Energy Trust (a)	9,415	121,348
Potash Corp. of Saskatchewan, Inc.	6,700	594,753
Power Corp. of Canada	7,500	199,977
Power Financial Corp.	5,200	142,688
Precision Drilling Trust, ADR	1,371	7,827
Progress Energy Resources Corp.	3,400	32,206
Provident Energy Trust	5,400	28,215
QLT, Inc. *	250	1,064
Research In Motion, Ltd. *	11,600	851,391
RioCan Real Estate Investment Trust	2,600	40,018
Ritchie Bros. Auctioneers, Inc.	1,900	47,728
Rogers Communications, Inc., Class B	11,000	302,845
Royal Bank of Canada	32,800	1,691,309
Saputo, Inc.	2,900	73,033
Shaw Communications, Inc.	7,400	127,012

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Sherritt International Corp.	6,000	$36,940
Shoppers Drug Mart Corp.	4,500	176,753
Silver Wheaton Corp. *	5,400	56,133
Sino-Forest Corp. *	4,100	50,934
SNC-Lavalin Group, Inc.	3,500	148,153
Sun Life Financial, Inc.	12,500	369,948
Suncor Energy, Inc. *	36,424	1,114,263
Talisman Energy, Inc.	22,600	363,334
Teck Cominco, Ltd. *	11,852	286,029
Telus Corp.	1,400	43,416
Telus Corp.	2,900	85,960
Thomson Corp.	4,900	156,344
TMX Group, Inc.	1,400	45,207
Toronto Dominion Bank Ontario	19,850	1,227,173
TransAlta Corp.	4,500	87,636
Trans-Canada Corp.	15,200	452,633
Trican Well Service, Ltd.	3,100	28,713
Vermilion Energy Trust	400	10,647
Viterra, Inc. *	4,200	36,984
Yamana Gold, Inc.	15,793	145,271
Yellow Pages Income Fund	5,800	26,808

		20,494,397

Cayman Islands - 0.03%
China Dongxiang Group Company	36,500	22,842

China High Speed Transmission Equipment Group Company, Ltd.	29,000	62,679
Hopewell Highway Infrastructure, Ltd.	2,300	1,402
		86,923

Chile - 0.28%
Banco Santander Chile SA, ADR	1,889	96,660
Banco Santander SA	1,001	15,249
Cia Cervecerias Unidas SA, ADR	1,107	36,022
Corpbanca SA, SADR	650	18,525
Embotelladora Andina SA, ADR, Series A	915	13,199
Embotelladora Andina SA, ADR, Series B	1,006	17,243
Empresa Nacional de Electricidad SA, ADR	4,816	222,066
Enersis SA, SADR	11,776	203,843
Lan Airlines SA, SADR	4,620	54,747
Sociedad Quimica y Minera de Chile SA, ADR, B Shares	5,146	179,235
Vina Concha Y Toro SA, ADR	911	37,132

		893,921

China - 2.16%
Air China, Ltd., Class H *	41,466	24,430
Aluminum Corp. of China, Ltd.	112,780	120,553
Angang New Steel Company, Ltd., Class H	29,012	55,051
Bank of China, Ltd.	1,356,474	659,504
Bank of Communications Company, Ltd.,Class H	142,879	168,210
Beijing Capital International Airport Company, Ltd., Class H *	81,211	45,337
Beijing Datang Power Generation Company, Ltd., Class H	61,136	32,573
BYD Company, Ltd., Class H *	12,494	78,568
Chaoda Modern Agriculture Holdings, Ltd.	73,214	43,680
China BlueChemical, Ltd.	68,000	36,723
China CITIC Bank	128,000	77,601
China Coal Energy Company, Series H	97,595	124,704
China Communications Construction Company, Ltd.	88,665	101,623
China Communications Services Corp., Ltd., Class H	82,000	45,977
China Construction Bank Corp.	1,066,118	802,959
China COSCO Holdings Company, Ltd.	72,879	88,219
China Life Insurance Company, Ltd.	176,376	742,639
China Merchants Bank Company, Ltd.	75,390	164,736
China National Building Material Company, Ltd.	36,000	75,666
China Oilfield Services, Ltd., Series H	34,000	29,620
China Petroleum & Chemical Corp., Class H	388,030	325,737
China Railway Construction Corp. - Hong Kong Exchange	37,000	54,306
China Railway Group, Ltd. *	100,000	86,909
China Shenhua Energy Company, Ltd.	77,500	314,793
China Shipping Container Lines Company, Ltd. *	134,076	49,093
China Shipping Development Company, Ltd., Class H	21,568	26,971
China Telecom Corp., Ltd.	326,396	167,947
China Zhongwang Holdings, Ltd. *	46,000	50,184
Country Garden Holdings Company, Ltd.	162,471	67,041
Dongfeng Motor Group Company, Ltd.	78,780	81,775
Foxconn International Holdings, Ltd. *	43,000	26,395
Guangdong Investment, Ltd.	96,780	49,374
Guangshen Railway Company, Ltd., Class H	61,211	26,606
Guangzhou R&F Properties Company, Ltd., Class H	28,000	45,630
Huaneng Power International, Inc., Class H	56,564	39,539
Industrial & Commercial Bank of China, Ltd.	988,000	674,050
Jiangsu Expressway, Ltd.	46,855	36,926
Jiangxi Copper Company, Ltd., Class H	36,925	76,801
Lenovo Group, Ltd.	128,564	54,718
Maanshan Iron & Steel Company, Ltd. *	77,925	47,851
PetroChina Company, Ltd., Class H	503,739	556,092
PICC Property & Casualty Company, Ltd., Class H *	42,780	26,867
Shanghai Electric Group Company, Ltd.	43,136	19,748
Shui On Land, Ltd.	78,650	43,608
Sinopec Shanghai Petrochemical Company, Ltd., Class H *	92,066	39,184
Tingyi Cayman Islands Holding Corp.	32,000	57,592
Tsingtao Brewery Company, Ltd., Series H	16,000	55,081
Want Want China Holdings, Ltd.	87,000	46,184
Weichai Power Company, Ltd.	6,800	30,389
Yanzhou Coal Mining Company, Ltd., Class H	51,210	72,181
Zhejiang Expressway Company, Ltd., Class H	54,282	51,834
Zijin Mining Group, Ltd.	107,686	90,673
ZTE Corp., Class H	8,680	40,471

		6,950,923

Colombia - 0.14%
BanColombia SA, ADR	12,306	437,355
Czech Republic - 0.13%
CEZ AS	4,862	254,094

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Czech Republic (continued)
Komercni Banka AS	489	$93,374
Telefonica Czech Republic AS	2,393	66,414

		413,882

Denmark - 0.65%
A P Moller Maersk AS, Series A	15	104,190
A P Moller Maersk AS	24	173,172
Carlsberg AS, B Shares	2,800	201,435
Coloplast AS	923	71,397
Danske Bank AS *	9,800	263,644
DSV AS, ADR *	3,300	51,102
H. Lundbeck AS	1,700	33,619
Novo Nordisk AS	10,100	617,234
Novozymes AS, B Shares	1,200	103,054
Topdanmark AS *	300	40,950
TrygVesta AS	389	24,810
Vestas Wind Systems AS *	5,000	359,122
William Demant Holdings AS *	900	55,175

		2,098,904

Egypt - 0.12%
Commercial International Bank	4,650	45,552
Egypt Kuwait Holding Company	8,967	21,160
Egyptian Company for Mobile Services	751	29,406
Egyptian Financial Group-Hermes Holding	7,160	36,397
EL Ezz Aldekhela Steel Alexandria	3	416
EL EZZ Steel Company	1,163	3,114
Orascom Construction Industries	2,165	91,050
Orascom Telecom Holding SAE	12,609	82,362
Sidi Kerir Petrochemicals Company	9,437	19,633
Talaat Moustafa Group *	21,101	24,010
Telecom Egypt	6,820	22,826

		375,926

Finland - 0.89%
Elisa Oyj, Class A	2,700	53,358
Fortum Corp. Oyj	10,836	283,787
Kesko Oyj	1,200	35,359
Kone Corp. Oyj	4,231	147,419
Metso Oyj	3,500	88,376
Neste Oil Oyj	2,262	37,659
Nokia AB Oyj	89,700	1,256,969
Nokian Renkaat Oyj (a)	2,120	47,794
Orion Oyj, Series B	2,690	45,732
Outokumpu Oyj	3,000	63,723
Pohjola Bank PLC	4,484	51,918
Rautaruukki Oyj	3,200	74,965
Sampo Oyj, Class A	10,950	262,872
Sanoma WSOY Oyj (a)	3,520	69,794
Stora Enso Oyj, Series R *	14,000	96,283
UPM-Kymmene Oyj	14,389	173,109
Wartsila Oyj Corp. (a)	2,400	91,101

		2,880,218

France - 6.85%
Accor SA	3,342	176,447
Aeroports de Paris	536	46,182
Air France KLM *	2,217	34,023
Air Liquide	5,574	596,446
Alcatel-Lucent *	49,148	185,539
Alstom SA	4,446	313,528
Atos Origin SA *	997	46,928
AXA Group SA	36,797	841,286
BioMerieux SA	199	19,424
BNP Paribas SA	19,528	1,575,943
Bouygues SA	4,847	241,471
Bureau Veritas SA	1,080	54,588
Cap Gemini SA	3,387	164,238
Carrefour SA	14,321	675,897
Casino Guichard-Perrachon SA	1,207	91,490
Christian Dior SA	1,468	136,331
Cie Generale de Geophysique-Veritas *	3,043	65,564
CNP Assurances SA	821	82,039
Compagnie de Saint-Gobain SA	8,198	369,327
Compagnie Generale des Etablissements Michelin, Class B	3,150	237,677
Credit Agricole SA (a)	19,658	364,693
Dassault Systemes SA	1,423	72,908
Eiffage SA	858	61,083
Electricite de France	5,215	273,989
Eramet	92	29,776
Essilor International SA	4,399	237,747
Eurazeo	370	20,112
European Aeronautic Defence & Space Company	8,747	181,819
Eutelsat Communications *	1,902	50,900
Fonciere Des Regions	402	42,096
France Telecom SA (a)	42,854	1,092,543
GDF Suez	28,234	1,192,266
GDF Suez *	1,386	2
Gecina SA	319	31,709
Groupe DANONE	12,407	675,322
Hermes International SA (a)	1,139	168,948
ICADE	405	37,794
Iliad SA	310	31,811
Imerys SA	677	35,600
Ipsen SA	329	16,280
JC Decaux SA *	1,422	30,896
Klepierre SA (a)	1,667	62,689
Lafarge SA	4,419	377,068
Lagardere SCA	2,415	104,259
Legrand SA, ADR	1,937	47,604
L’Oreal SA	5,358	528,445
LVMH Moet Hennessy SA	5,488	526,108
M6-Metropole Television	1,462	33,239
Natixis *	20,204	92,289
Neopost SA	725	59,846
PagesJaunes Groupe SA (a)	2,127	23,767
Pernod-Ricard SA	4,290	334,558
PPR SA	1,631	189,912
PSA Peugeot Citroen SA *	3,107	90,340
Publicis Groupe SA	2,614	96,382
Renault Regie Nationale SA *	3,974	179,869
Safran SA	3,928	72,229
Sanofi-Aventis SA	24,562	1,668,561

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Schneider Electric SA	5,222	$483,377
SCOR SE	3,668	96,569
Societe BIC SA	490	30,133
Societe Des Autoroutes Paris-Rhin-Rhone	356	26,624
Societe Generale	10,910	884,038
Societe Television Francaise 1	2,677	43,464
Sodexho Alliance	1,977	114,010
Suez Environnement SA	5,620	115,792
Technip SA	2,406	149,027
Thales SA	1,827	83,944
Total SA	49,688	2,856,634
Unibail-Rodamco SE, REIT	1,805	357,864
Vallourec SA	1,141	173,963
Veolia Environnement SA	8,339	289,209
Vinci SA	9,463	509,329
Vivendi SA	26,401	753,139

		22,056,943

Germany - 5.17%
Adidas-Salomon AG	4,178	197,255
Allianz SE	10,603	1,226,211
BASF SE	21,614	1,130,292
Bayer AG	17,886	1,099,774
Bayerische Motoren Werke (BMW) AG	7,329	334,574
Beiersdorf AG	2,174	110,493
Celesio AG	1,813	49,359
Commerzbank AG * (a)	17,944	166,377
Daimler AG	20,485	926,162
Deutsche Bank AG	12,676	863,684
Deutsche Boerse AG	4,337	331,114
Deutsche Lufthansa AG	5,386	86,650
Deutsche Post AG	21,969	379,987
Deutsche Postbank AG *	1,641	58,382
Deutsche Telekom AG	64,276	856,732
E.ON AG	44,338	1,878,884
Fraport AG, ADR	584	29,542
Fresenius AG	445	22,541
Fresenius Medical Care AG	4,583	206,097
Fresenius SE	1,668	94,237
GEA Group AG	2,948	52,261
Hamburger Hafen und Logistik AG	676	28,309
Hannover Rueckversicherung AG *	1,339	59,021
Henkel AG & Company KGaA	3,462	115,819
Hochtief AG	920	68,225
K&S AG	3,567	181,201
Linde AG	3,356	338,096
MAN AG	2,262	172,986
Merck KGaA	1,387	125,913
Metro AG	2,889	156,963
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	4,657	694,715
Puma AG	91	25,813
Qiagen AG *	5,443	112,064
RWE AG	9,830	911,878
Salzgitter AG	998	95,001
SAP AG	20,117	982,811
Siemens AG	19,207	1,665,629
Solarworld AG (a)	1,509	32,114
Suedzucker AG	1,340	26,137
Thyssen Krupp AG	8,016	273,287
TUI AG *	2,762	24,095
United Internet AG *	2,473	35,042
Volkswagen AG (a)	1,996	386,436
Wacker Chemie AG	337	40,600

		16,652,763

Greece - 0.43%
Alpha Bank A.E. *	8,124	135,197
Bank of Cyprus PCL	11,128	77,437
Bank of Piraeus SA *	5,983	94,385
Coca-Cola Hellenic Bottling Company SA	4,455	102,672
EFG Eurobank Ergas SA *	9,415	132,622
Hellenic Petroleum SA	1,230	12,777
Hellenic Telecommunications Organization SA	6,640	102,113
Marfin Financial Group SA Holdings *	14,926	57,989
National Bank of Greece SA *	13,254	417,355
OPAP SA	4,770	116,408
Public Power Corp. SA *	2,630	61,938
Titan Cement Company SA	2,180	63,270

		1,374,163

Hong Kong - 3.04%
Agile Property Holdings, Ltd.	33,211	37,424
Alibaba.com, Ltd. *	26,000	64,966
Anhui Conch Cement Company, Ltd., Class H	11,070	70,707
ASM Pacific Technology, Ltd.	4,500	28,779
Bank of East Asia, Ltd.	30,651	99,134
Beijing Enterprises Holdings, Ltd.	16,714	83,021
Belle International Holdings, Ltd., GDR	108,888	98,974
BOC Hong Kong Holdings, Ltd.	79,500	159,146
Cathay Pacific Airways, Ltd. *	31,000	44,911
Cheung Kong Holdings, Ltd.	31,000	367,449
Cheung Kong Infrastructure Holdings, Ltd.	9,000	32,394
China Agri-Industries Holdings, Ltd.	65,784	46,239
China Everbright, Ltd.	11,784	27,890
China Insurance International Holdings Company, Ltd. *	26,000	69,218
China Mengniu Dairy Company, Ltd. *	25,498	60,315
China Merchants Holdings International Company, Ltd.	31,513	102,134
China Mobile, Ltd.	140,470	1,368,848
China Overseas Land & Investment, Ltd.	90,397	182,604
China Resource Power Holdings, Ltd.	38,532	93,285
China Resources Enterprises, Ltd.	22,855	53,380
China Resources Land, Ltd.	51,211	107,390
China South Locomotive and Rolling Stock Corp.	63,000	37,374
China Travel International Investment Hong Kong, Ltd.	175,709	34,766
China Unicom, Ltd.	142,416	199,176
Citic Pacific, Ltd.	29,033	77,692
CLP Holdings, Ltd.	45,500	304,421
CNOOC, Ltd.	426,716	554,574
CNPC Hong Kong, Ltd.	40,000	33,529
Cosco Pacific, Ltd.	25,508	38,155

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Denway Motors, Ltd.	175,559	$79,235
Dongfang Electrical Machinery Company, Ltd.	2,000	9,813
Esprit Holdings, Ltd.	26,500	160,887
Fosun International	65,500	50,772
Franshion Properties China, Ltd.	106,000	29,526
Gome Electrical Appliances Holdings, Ltd. *	131,695	35,147
Hang Lung Group, Ltd.	21,000	96,687
Hang Lung Properties, Ltd.	49,000	152,696
Hang Seng Bank, Ltd.	16,900	240,301
Harbin Power Equipment Company, Ltd.	42,000	41,922
Henderson Land Development Company, Ltd.	25,508	149,350
Hengan International Group Company, Ltd.	16,000	88,736
Hong Kong & China Gas Company, Ltd.	86,870	188,009
Hong Kong Aircraft Engineering Company, Ltd.	1,600	18,752
Hong Kong Electric Holdings, Ltd.	33,000	184,277
Hong Kong Exchanges & Clearing, Ltd.	24,000	418,777
Hopewell Holdings, Ltd.	13,000	39,151
Huabao International Holdings, Ltd.	45,000	46,831
Hutchison Telecommunications Hong Kong Holdings, Ltd.	59,000	9,285
Hutchison Telecommunications International, Ltd. *	59,000	12,450
Hutchison Whampoa, Ltd.	47,000	330,510
Hysan Development Company, Ltd.	16,655	39,161
Kerry Properties, Ltd.	18,768	89,123
Kingboard Chemical Holdings, Ltd.	14,000	44,421
Li & Fung, Ltd.	45,600	152,098
Li Ning Company, Ltd.	13,749	38,360
Lifestyle International Holdings, Ltd.	15,500	22,072
Link, REIT	55,541	122,326
Mongolia Energy Company, Ltd. *	25,000	8,792
MTR Corp., Ltd.	32,040	108,041
New World Development Company, Ltd.	63,229	127,497
Noble Group, Ltd.	40,400	59,346
NWS Holdings, Ltd.	25,477	50,328
Orient Overseas International, Ltd.	5,000	23,406
Parkson Retail Group, Ltd.	42,500	62,813
Ping An Insurance Group Company of China, Ltd.	30,855	231,387
Renhe Commercial Holdings Company, Ltd.	224,000	48,253
Shandong Weigao Group Medical Polymer Company, Ltd.	12,000	32,538
Shanghai Industrial Holdings, Ltd.	14,070	67,754
Shangri-La Asia, Ltd.	36,000	53,037
Shimao Property Holdings, Ltd., GDR	49,500	73,779
Sino Land Company, Ltd.	36,482	62,563
Sinofert Holdings, Ltd.	76,000	34,373
Sino-Ocean Land Holdings, Ltd.	80,865	73,835
Sinotruk Hong Kong, Ltd.	26,500	30,694
Soho China, Ltd.	73,500	39,053
Sun Hung Kai Properties, Ltd.	32,000	431,262
Swire Pacific, Ltd., Class A	18,500	192,919
Television Broadcasting Company, Ltd.	6,000	25,520
Tencent Holdings, Ltd.	22,000	328,048
Wharf Holdings, Ltd.	29,625	132,099
Wheelock and Company, Ltd.	17,000	45,608
Wing Hang Bank, Ltd.	3,085	27,935
Yue Yuen Industrial Holdings, Ltd.	13,000	33,931

		9,773,381

Hungary - 0.15%
Gedeon Richter Rt.	323	64,843
Magyar Telekom Rt.	18,477	74,941
MOL Magyar Olaj & Gazipari Rt. *	1,808	141,822
OTP Bank Rt. *	7,382	191,541

		473,147

India - 1.51%
Dr. Reddy’s Laboratories, Ltd., ADR (a)	9,645	155,477
Grasim Industries, Ltd., ADR (f)	2,144	117,384
ICICI Bank, Ltd., SADR	22,040	672,661
Infosys Technologies, Ltd., ADR (a)	26,649	1,152,036
Larsen & Toubro, Ltd., ADR (f)	2,732	87,706
Larsen & Toubro, Ltd.	10,274	336,474
Ranbaxy Laboratories, Ltd., ADR *	12,031	82,412
Reliance Communication, Ltd., ADR (f)	34,017	181,423
Reliance Energy, Ltd., ADR (a)(f)	447	31,469
Reliance Industries, Ltd., GDR * (f)	14,688	1,248,480
Reliance Natural Resources, Ltd., ADR * (f)	8,956	31,587
Satyam Computer Services, Ltd., ADR	17,159	114,279
State Bank of India GDR	2,545	188,330
Tata Communications, Ltd., ADR	1,347	27,465
Tata Motors, Ltd., SADR (a)	12,328	142,882
Wipro, Ltd., ADR (a)	17,577	276,838

		4,846,903

Indonesia - 0.35%
Aneka Tambang Tbk PT	82,500	18,836
Astra Agro Lestari Tbk PT	10,000	21,449
Astra International Tbk PT	46,000	137,511
Bank Central Asia Tbk PT	368,000	155,151
Bank Danamon Indonesia Tbk PT	55,426	25,916
Bank Mandiri Tbk PT	137,500	56,357
Bank Pan Indonesia Tbk PT *	25,750	1,871
Bank Rakyat Indonesia Tbk PT	111,000	83,618
Bumi Resources Tbk PT	385,000	112,347
Indocement Tunggal Prakarsa Tbk PT	23,000	22,931
Indofood Sukses Makmur Tbk PT	105,500	26,145
Indosat Tbk PT	45,500	23,744
International Nickel Indonesia Tbk PT *	50,000	21,166
Lippo Karawaci Tbk PT *	129,500	8,220
Perusahaan Gas Negara Tbk PT	347,500	120,217
PT Telekomunikiasi Indonesia Tbk PT, SADR	1,909	62,100
Semen Gresik Persero Tbk PT	17,000	10,078
Tambang Batubara Bukit Asam Tbk PT	13,000	16,892
Telekomunikasi Indonesia Tbk PT	162,500	135,298
Unilever Indonesia Tbk PT	25,500	25,509
United Tractors Tbk PT	35,333	47,645

		1,133,001

Ireland - 0.27%
Allied Irish Banks PLC - London Exchange *	1,000	3,818
Anglo Irish Bank Corp. PLC *	29,183	20,424
Bank of Ireland - London Exchange *	21,681	77,705
Bank of Ireland *	461	1,645

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Ireland (continued)
C&C Group PLC	187	$699
CRH PLC - London Exchange	5,888	147,367
CRH PLC	9,615	247,576
Elan Corp. PLC *	3,097	22,470
Elan Corp. PLC *	6,649	48,198
Experian Group, Ltd.	22,207	186,111
Greencore Group PLC	32	76
Kerry Group PLC	1,535	40,180
Kerry Group PLC	1,276	33,400
Ryanair Holdings PLC, SADR *	1,496	40,975

		870,644

Israel - 0.60%
Alvarion, Ltd., ADR *	649	2,525
Audio Codes, Ltd., ADR *	664	1,295
Bank Hapoalim, Ltd. *	19,078	61,274
Bank Leumi Le-Israel, Ltd. *	25,593	87,520
Bezek Israeli Telecommunications Corp., Ltd.	23,820	49,801
Cellcom Israel, Ltd.	1,500	42,450
Check Point Software Technologies, Ltd. *	4,907	136,758
Delek Group, Ltd.	15	2,499
Delek Real Estate, Ltd. *	2,786	3,997
Discount Investment Corp.	1,168	27,088
Elbit Systems, Ltd.	841	54,625
Given Imaging Corp., ADR *	209	2,468
ICL Israel Chemicals, Ltd.	13,573	151,723
Israel Corp., Ltd.	77	46,011
Israel Discount Bank, Ltd.	4,731	8,282
Makhteshim-Agam Industries, Ltd.	5,005	22,927
Nice Systems, Ltd. *	992	27,583
Ormat Industries, Ltd.	1,927	15,398
Partner Communications, Ltd.	1,898	36,244
RADWARE, Ltd., ADR *	413	4,568
Syneron Medical, Ltd., ADR *	423	4,128
Teva Pharmaceutical Industries, Ltd.	21,025	1,083,178
United Mizrahi Bank, Ltd. *	6,424	48,828

		1,921,170

Italy - 2.59%
A2A SpA	22,218	43,091
Acea SpA	693	8,461
Alleanza Assicurazioni SpA	10,025	82,514
Assicurazioni Generali SpA	25,253	630,616
Autogrill SpA *	5,120	57,888
Autostrade SpA	7,199	160,318
Banca Carige SpA	15,492	46,939
Banca Intesa SpA - Non convertible	17,476	57,046
Banca Monte dei Paschi Siena SpA	59,090	124,588
Banca Popolare di Milano SpA	7,402	55,979
Banche Popolari Unite SpA	14,971	226,809
Banco Popolare Societa Cooperativa *	17,862	158,663
Enel SpA	156,224	920,322
Eni SpA	59,414	1,410,470
Exor SpA	1,598	27,506
Fiat SpA *	16,560	196,202
Finmeccanica SpA	11,354	181,710
Fondiaria-Sai SpA	3,169	60,937
Intesa Sanpaolo SpA *	183,484	796,118
Italcementi SpA	3,618	54,378
Lottomatica SpA	507	11,426
Luxottica Group SpA *	2,898	70,407
Mediaset SpA	19,296	127,453
Mediobanca SpA	9,525	131,011
Mediolanum SpA	2,984	18,944
Parmalat SpA	41,764	107,348
Pirelli & Company SpA *	135,780	65,210
Prysmian SpA	1,631	30,565
Saipem SpA	6,249	167,751
Saras SpA	15,162	52,568
Snam Rete Gas SpA	37,265	173,266
Telecom Italia SpA	245,163	396,864
Telecom Italia SpA	128,130	145,305
Tenaris SA	10,086	146,544
Terna SpA	29,793	109,828
UniCredit Italiano SpA *	341,568	1,243,707
Unipol Gruppo Finanziario SpA, ADR *	31,121	41,361

		8,340,113

Japan - 15.10%
ABC-MART, Inc.	200	5,800
Acom Company, Ltd. (a)	650	13,309
Advantest Corp.	3,400	84,427
AEON Company, Ltd.	15,100	159,462
AEON Credit Service Company, Ltd.	1,600	17,987
Aeon Mall Company, Ltd.	1,700	39,890
Aioi Insurance Company, Ltd.	11,000	54,093
Aisin Seiki Company	4,300	107,022
Ajinomoto Company, Inc.	14,000	142,186
Alfresa Holdings Corp.	800	36,176
All Nippon Airways Company, Ltd.	15,000	46,176
Amada Company, Ltd.	6,000	41,865
Aozora Bank, Ltd.	13,000	19,168
Asahi Breweries, Ltd.	9,000	156,439
Asahi Glass Company, Ltd.	22,000	190,221
Asahi Kasei Corp.	30,000	143,860
ASICS Corp.	4,000	39,297
Astellas Pharmaceuticals, Inc.	10,100	403,486
Bank of Kyoto, Ltd.	7,000	67,957
Benesse Corp.	1,800	88,371
Bridgestone Corp.	13,400	243,482
Brother Industries, Ltd.	4,400	43,976
Canon Sales Company, Inc.	1,800	30,247
Canon, Inc.	24,200	922,307
Casio Computer Company, Ltd.	6,300	62,039
Central Japan Railway Company, Ltd.	34	229,766
Chiba Bank, Ltd.	18,000	113,270
Chubu Electric Power Company, Inc.	14,800	343,520
Chugai Pharmaceutical Company, Ltd.	5,100	104,116
Chugoku Bank, Ltd.	4,000	53,784
Chugoku Electric Power Company, Inc.	5,900	129,701
Citizen Watch Company, Ltd.	4,700	28,277
Coca-Cola West Japan Company, Ltd.	900	17,381
Cosmo Oil Company, Ltd.	11,000	33,637
Credit Saison Company, Ltd.	2,700	36,167

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Dai Nippon Printing Company, Ltd.	13,000	$189,108
Daicel Chemical Industries, Ltd.	7,000	45,344
Daido Steel Company, Ltd.	7,000	27,957
Daihatsu Motor Company, Ltd.	4,000	41,026
Daiichi Sankyo Company, Ltd.	14,900	317,777
Daikin Industries, Ltd.	5,600	196,185
Dainippon Ink & Chemicals, Inc.	16,000	24,850
Dainippon Sumitomo Pharma Company, Ltd.	3,700	41,659
Daito Trust Construction Company, Ltd.	1,600	75,954
Daiwa House Industry Company, Ltd.	12,000	133,047
Daiwa Securities Group, Inc.	39,000	241,854
Dena Company, Ltd.	8	25,253
Denki Kagaku Kogyo Kabushiki Kaisha	12,000	50,626
Denso Corp.	10,800	311,880
Dentsu, Inc.	3,400	78,000
Dowa Mining Company, Ltd.	7,000	39,119
East Japan Railway Company	7,600	496,018
Eisai Company, Ltd.	5,500	201,693
Electric Power Development Company, Ltd.	2,700	81,989
Elpida Memory, Inc. * (a)	3,500	54,267
FamilyMart Company, Ltd.	1,200	37,134
Fanuc, Ltd.	4,300	348,977
Fast Retailing Company, Ltd.	1,000	119,336
Fuji Electric Holdings Company, Ltd.	15,000	28,515
Fuji Heavy Industries, Ltd.	13,000	55,741
Fuji Photo Film Company, Ltd.	10,900	324,771
Fuji Television Network, Inc.	11	17,223
Fujitsu, Ltd.	41,000	276,252
Fukuoka Financial Group, Inc.	19,000	84,947
Furukawa Electric Company, Ltd.	15,000	66,041
GS Yuasa Corp. (a)	7,000	60,767
Gunma Bank	9,000	50,665
Hakuhodo DY Holdings, Inc.	650	36,152
Hankyu Hanshin Holdings, Inc.	24,200	115,747
Hikari Tsushin, Inc.	500	10,753
Hino Motors, Ltd.	6,000	24,667
Hirose Electric Company, Ltd.	700	86,076
Hisamitsu Pharmaceutical Company, Inc.	1,500	57,774
Hitachi Chemical, Ltd.	1,900	38,979
Hitachi Construction Machinery Company, Ltd.	1,900	38,278
Hitachi High-Technologies Corp.	1,200	24,019
Hitachi Metals, Ltd.	3,000	30,356
Hitachi, Ltd.	74,000	259,156
Hokkaido Electric Power Company, Inc.	4,100	84,547
Hokuhoku Financial Group, Inc.	29,000	71,993
Hokuriku Electric Power Company	3,900	94,536
Honda Motor Company, Ltd.	38,600	1,211,007
Hoya Corp.	9,900	222,386
Ibiden Company, Ltd.	3,100	109,501
Idemitsu Kosan Company, Ltd.	500	41,126
Inpex Holdings, Inc.	20	162,239
Isetan Mitsukoshi Holdings, Ltd.	7,740	85,087
Ishikawajima-Harima Heavy Industries Company, Ltd.	33,000	67,000
Isuzu Motors, Ltd.	26,000	59,872
ITO EN, Ltd.	900	16,507
Itochu Corp.	33,000	232,344
Itochu Techno-Science Corp.	800	23,472
Iyo Bank, Ltd.	6,000	58,732
J Front Retailing Company, Ltd.	9,000	50,763
JAFCO Company, Ltd. *	900	30,119
Japan Airlines System Corp. *	20,000	35,881
Japan Petroleum Exploration Company, Ltd.	800	41,478
Japan Prime Realty Investment Corp., REIT	9	21,508
Japan Real Estate Investment Corp., REIT	9	73,279
Japan Retail Fund Investment Corp., REIT	8	42,601
Japan Tobacco, Inc.	100	289,750
JFE Holdings, Inc.	11,000	381,357
JGC Corp.	5,000	92,247
Joyo Bank, Ltd.	16,000	81,540
JS Group Corp.	5,600	98,838
JSR Corp.	3,800	66,783
Jupiter Telecommunications Company, Ltd.	59	51,355
Kajima Corp.	20,000	55,848
Kamigumi Company, Ltd.	7,000	58,948
Kaneka Corp.	8,000	58,551
Kansai Electric Power Company, Ltd.	17,100	393,215
Kansai Paint Company, Ltd.	6,000	48,668
Kao Corp.	12,000	304,515
Kawasaki Heavy Industries, Ltd.	29,000	76,561
Kawasaki Kisen Kaisha, Ltd.	12,000	52,679
KDDI Corp.	65	369,336
Keihin Electric Express Railway Company, Ltd.	9,000	74,601
Keio Corp.	14,000	94,690
Keisei Electric Railway Company, Ltd.	7,000	48,955
Keyence Corp.	900	189,166
Kikkoman Corp.	3,000	37,216
Kinden Corp.	4,000	35,736
Kintetsu Corp.	35,000	151,646
Kirin Brewery Company, Ltd.	20,000	292,757
Kobe Steel Company, Ltd.	52,000	95,982
Komatsu, Ltd.	21,100	377,933
Konami Corp.	1,800	35,431
Konica Minolta Holdings, Inc.	11,000	103,884
Koyo Seiko Company, Ltd.	5,300	67,945
Kubota Corp.	26,000	213,085
Kuraray Company, Ltd.	8,500	92,267
Kurita Water Industries, Ltd.	2,800	93,215
Kyocera Corp.	3,600	299,592
Kyowa Hakko Kogyo Company, Ltd.	4,737	57,499
Kyushu Electric Power Company, Inc.	8,200	181,134
Lawson, Inc.	1,600	69,207
LeoPalace21 Corp.	3,300	29,709
Mabuchi Motor Company, Ltd.	700	35,525
Makita Corp.	2,400	67,383
Marubeni Corp.	36,000	177,867
Marui Company, Ltd.	3,700	25,669
Maruichi Steel Tube, Ltd.	400	8,326
Matsui Securities Company, Ltd.	2,100	19,351
Matsushita Electric Industrial Company, Ltd.	44,400	710,237
Matsushita Electric Works, Ltd.	9,000	107,347
Mazda Motor Corp.	17,000	46,757

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
McDonald’s Holdings Company (Japan), Ltd. *	1,900	$35,533
Mediceo Holdings Company, Ltd.	3,700	52,848
MEIJI Holdings Company, Ltd. *	1,300	53,062
Minebea Company, Ltd.	10,000	46,066
Mitsubishi Chemical Holdings Corp., ADR	25,500	115,286
Mitsubishi Corp.	30,600	610,417
Mitsubishi Electric Corp.	43,000	317,883
Mitsubishi Estate Company, Ltd.	28,000	461,265
Mitsubishi Gas & Chemicals Company, Inc.	7,000	40,936
Mitsubishi Heavy Industries, Ltd.	67,000	275,858
Mitsubishi Logistics Corp.	3,000	39,289
Mitsubishi Materials Corp.	26,000	78,571
Mitsubishi Motors Corp. * (a)	77,000	138,807
Mitsubishi Rayon Company, Ltd.	12,000	39,384
Mitsubishi UFJ Financial Group, Inc.	217,500	1,379,805
Mitsubishi UFJ Lease & Finance Company, Ltd.	1,140	35,881
Mitsui & Company, Ltd.	38,900	502,681
Mitsui Chemicals, Inc.	13,000	48,680
Mitsui Engineering & Shipbuilding Company, Ltd.	19,000	51,353
Mitsui Fudosan Company, Ltd.	19,000	356,431
Mitsui Mining & Smelting Company, Ltd.	13,000	36,654
Mitsui O.S.K. Lines, Ltd.	25,000	159,329
Mitsui Sumitomo Insurance Group Holdings, Inc.	9,300	260,614
Mitsui Trust Holdings, Inc.	22,000	92,872
Mitsumi Electric Company, Ltd.	1,900	43,733
Mizuho Financial Group, Inc.	296,100	721,466
Mizuho Trust & Banking Company, Ltd.	27,000	34,581
Murata Manufacturing Company, Ltd.	5,100	239,989
Namco Bandai Holdings, Inc.	5,100	54,181
NEC Corp. (a)	42,000	150,682
NGK INSULATORS, Ltd.	6,000	140,096
NGK Spark Plug Company, Ltd.	3,000	37,816
NHK Spring Company, Ltd.	3,000	21,987
Nidec Corp.	2,300	164,280
Nikon Corp.	7,000	120,271
Nintendo Company, Ltd.	2,300	620,283
Nippon Building Fund, Inc., REIT	11	96,773
Nippon Electric Glass Company, Ltd.	7,000	72,221
Nippon Express Company, Ltd.	19,000	84,571
Nippon Meat Packers, Inc.	4,000	48,255
Nippon Mining Holdings, Inc.	18,500	91,609
Nippon Oil Corp.	30,000	170,610
Nippon Paper Group, Inc.	2,000	58,691
Nippon Sheet Glass Company, Ltd.	12,000	41,628
Nippon Steel Corp.	114,000	444,394
Nippon Telegraph & Telephone Corp.	11,700	520,353
Nippon Yusen Kabushiki Kaisha	23,000	98,854
NIPPONKOA Insurance Company, Ltd.	13,000	80,433
Nishi-Nippon City Bank, Ltd.	17,000	45,172
Nissan Chemical Industries, Ltd.	4,000	58,275
Nissan Motor Company, Ltd.	55,400	386,411
Nissay Dowa General Insurance Company, Ltd.	2,000	10,164
Nisshin Seifun Group, Inc.	4,500	59,510
Nisshin Steel Company	12,000	24,160
Nisshinbo Industries, Inc.	3,000	34,873
Nissin Food Products Company, Ltd.	1,700	56,036
Nitori Company, Ltd.	850	65,722
Nitto Denko Corp.	3,500	105,471
NOK Corp.	2,500	33,863
Nomura Holdings, Inc.	56,100	492,030
Nomura Real Estate Holdings, Inc.	1,400	24,395
Nomura Real Estate Office Fund, Inc.	6	41,568
Nomura Research Institute, Ltd.	2,400	56,999
NSK, Ltd.	11,000	71,469
NTN Corp.	7,000	32,327
NTT Data Corp.	26	88,302
NTT DoCoMo, Inc.	353	543,222
NTT Urban Development Corp.	31	30,521
Obayashi Corp.	13,000	58,495
OBIC Company, Ltd.	130	21,240
Odakyu Electric Railway Company, Ltd.	15,000	134,842
Oji Paper Company, Ltd.	19,000	89,598
Olympus Optical Company, Ltd.	4,600	124,359
Omron Corp.	5,100	86,485
Ono Pharmaceutical Company, Ltd.	1,700	83,529
Onward Kashiyama Company, Ltd.	3,000	21,827
Oracle Corp. - Japan	1,000	41,407
Oriental Land Company, Ltd.	1,300	87,887
ORIX Corp. (a)	2,580	197,196
Osaka Gas Company, Ltd.	42,000	145,359
Otsuka Corp.	400	24,124
Promise Company, Ltd.	1,700	16,595
Rakuten, Inc.	176	106,325
Resona Holdings, Inc. (a)	12,200	165,853
Ricoh Company, Ltd.	15,000	216,519
Rinnai Corp.	600	29,673
Rohm Company, Ltd.	2,200	147,615
SANKYO Company, Ltd.	1,100	69,173
Santen Pharmaceutical Company, Ltd.	1,900	63,692
Sanyo Electric Company, Ltd. *	39,000	104,545
Sapporo Hokuyo Holdings, Inc.	3,500	12,665
Sapporo Holdings, Ltd.	4,000	22,848
SBI Holdings, Inc.	338	75,201
Secom Company, Ltd.	5,000	225,843
SEGA SAMMY HOLDINGS, Inc.	4,700	61,229
Seiko Epson Corp.	2,600	38,279
Sekisui Chemical Company, Ltd.	11,000	69,898
Sekisui House, Ltd.	11,000	105,173
Seven & I Holdings Company, Ltd.	17,200	416,234
Seven Bank, Ltd.	9	22,826
Sharp Corp.	22,000	252,701
Shikoku Electric Power Company, Inc.	4,200	129,702
Shimadzu Corp.	5,000	36,134
Shimamura Company, Ltd.	600	53,731
Shimano, Inc.	1,400	59,523
Shimizu Corp.	11,000	45,222
Shin-Etsu Chemical Company, Ltd.	9,200	541,464
Shinko Electric Industries Company, Ltd.	1,600	29,919
Shinko Securities Company, Ltd.	14,000	52,574

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Shinsei Bank, Ltd. *	19,000	$32,223
Shionogi & Company, Ltd.	7,000	170,925
Shiseido Company, Ltd.	7,000	122,507
Shizuoka Bank, Ltd.	14,000	145,542
Showa Denko K.K.	22,000	47,469
Showa Shell Sekiyu K.K.	4,600	47,964
SMC Corp.	1,100	127,697
Softbank Corp.	16,800	374,828
Sojitz Holdings Corp.	23,900	50,688
Sompo Japan Insurance, Inc.	19,000	128,756
Sony Corp.	22,700	607,103
Sony Financial Holdings, Inc.	21	63,752
Square Enix Company, Ltd.	1,800	46,171
Stanley Electric Corp.	3,300	66,152
Sumco Corp.	2,200	44,664
Sumitomo Chemical Company, Ltd.	34,000	162,019
Sumitomo Corp.	24,800	252,469
Sumitomo Electric Industries, Ltd.	18,000	231,169
Sumitomo Heavy Industries, Ltd.	14,000	70,054
Sumitomo Metal Industries, Ltd.	73,000	181,532
Sumitomo Metal Mining Company, Ltd.	12,000	183,306
Sumitomo Mitsui Financial Group, Inc.	20,600	882,971
Sumitomo Realty & Development Company, Ltd.	9,000	187,984
Sumitomo Rubber Industries, Inc.	2,900	27,706
Sumitomo Titanium Corp.	400	13,450
Sumitomo Trust & Banking Company, Ltd.	34,000	206,297
Suruga Bank, Ltd.	5,000	48,811
Suzuken Company, Ltd.	1,500	49,513
Suzuki Motor Corp.	8,400	199,445
T&D Holdings, Inc.	5,450	162,654
TAIHEIYO CEMENT Corp.	24,000	41,489
Taisei Corp.	25,000	54,579
Taisho Pharmaceuticals Company, Ltd.	3,000	58,804
Taiyo Nippon Sanso Corp.	6,000	63,190
Takashimaya Company, Ltd.	7,000	58,429
Takeda Pharmaceutical Company, Ltd.	17,000	684,856
Tanabe Seiyaku Company, Ltd.	5,000	65,629
TDK Corp.	2,500	144,451
Teijin, Ltd.	20,000	65,683
Terumo Corp.	4,000	209,516
The 77th Bank, Ltd.	9,000	54,134
The Bank of Yokohama, Ltd.	27,000	151,547
The Hachijuni Bank, Ltd.	10,000	57,161
The Hiroshima Bank, Ltd.	13,000	55,530
The Japan Steel Works, Ltd.	7,000	86,535
The Tokyo Electric Power Company, Ltd.	27,500	716,609
THK Company, Ltd.	2,100	39,174
Tobu Railway Company, Ltd.	17,000	106,674
Toho Company, Ltd.	2,300	38,477
Toho Gas Company, Ltd.	10,000	46,224
Tohoku Electric Power Company, Inc.	9,300	201,030
Tokio Marine Holdings, Inc.	16,200	479,418
Tokuyama Corp. (a)	5,000	34,644
Tokyo Broadcasting Company, Ltd.	1,000	17,368
Tokyo Electron, Ltd.	4,100	221,220
Tokyo Gas Company, Ltd.	55,000	220,214
Tokyo Steel Manufacturing Company, Ltd.	2,400	31,459
Tokyo Tatemono Company, Ltd.	7,000	41,053
Tokyu Corp.	24,000	117,814
Tokyu Land Corp.	10,000	46,499
TonenGeneral Sekiyu K.K.	6,000	57,263
Toppan Printing Company, Ltd.	12,000	118,423
Toray Industries, Inc.	29,000	168,869
Toshiba Corp.	87,000	444,401
Tosoh Corp.	12,000	34,776
Toto, Ltd.	7,000	48,529
Toyo Seikan Kaisha, Ltd.	3,900	81,310
Toyo Suisan Kaisha, Ltd.	2,000	50,954
Toyoda Gosei Company, Ltd.	1,600	45,939
Toyota Boshoku Corp.	1,800	31,534
Toyota Industries Corp.	4,100	109,996
Toyota Motor Corp.	64,200	2,737,761
Toyota Tsusho Corp.	5,100	82,096
Trend Micro, Inc.	2,500	98,248
Tsumura & Company, Ltd.	1,300	46,030
Ube Industries, Ltd.	22,000	68,035
UNI Charm Corp.	1,000	89,588
UNY Company, Ltd.	3,500	29,520
Ushio, Inc.	2,900	53,197
USS Company, Ltd.	570	35,719
West Japan Railway Company, Ltd.	36	124,636
Yahoo Japan Corp.	309	105,157
Yakult Honsha Company, Ltd.	1,700	41,870
Yamada Denki Company, Ltd.	2,000	135,786
Yamaguchi Financial Group, Inc.	4,000	45,927
Yamaha Corp.	3,400	43,738
Yamaha Motor Company, Ltd.	4,500	52,696
Yamato Kogyo Company, Ltd.	700	20,779
Yamato Transport Company, Ltd.	9,000	149,125
Yamazaki Baking Company, Ltd.	2,000	27,023
YASKAWA Electric Corp.	4,000	28,733
Yokogawa Electric Corp.	4,400	37,583

		48,596,803

Luxembourg - 0.30%
ArcelorMittal	20,200	728,572
Millicom International Cellular SA, ADR *	1,565	109,505
SES, ADR	6,561	128,668

		966,745

Malaysia - 0.57%
AirAsia BHD *	17,100	6,612
AMMB Holdings BHD	33,700	39,174
Asiatic Development BHD	12,400	20,690
Berjaya Sports Toto BHD	14,035	17,119
British American Tobacco Malaysia BHD	2,500	32,566
Bursa Malaysia BHD	7,600	16,840
Commerce Asset Holdings BHD	63,700	178,904
Digi.Com BHD	10,400	65,131
Gamuda BHD	49,500	42,966
Genting BHD	45,200	85,140
Hong Leong Bank BHD	11,600	19,717

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Hong Leong Credit BHD	4,400	$6,450
IGB Corp. BHD	13,900	7,131
IJM Corp. BHD	30,900	52,253
IOI Corp. BHD	72,000	103,911
KLCC Property Holdings BHD	8,900	8,320
KNM Group BHD	100,800	21,130
Kuala Lumpur Kepong BHD	13,400	50,245
Lafarge Malayan Cement BHD	7,380	12,928
Malayan Banking BHD	82,787	151,995
Malaysian Airline System BHD *	7,200	6,444
Malaysian Plantations BHD	32,900	22,167
MISC BHD	28,400	70,274
MMC Corp. BHD	44,200	29,229
Parkson Holdings BHD	18,700	28,147
Petronas Dagangan BHD	5,200	12,750
Petronas Gas BHD	16,800	46,412
PLUS Expressways BHD	35,400	33,892
PPB Group BHD	10,200	44,424
Public Bank BHD	1,114	3,139
Public Bank BHD	27,000	76,058
Resorts World BHD	81,800	64,394
RHB Capital BHD	3,200	4,285
Sime Darby BHD	72,938	170,225
SP Setia BHD	15,150	19,184
Tanjong PLC	2,800	12,158
Telekom Malaysia BHD	30,000	26,500
Tenaga Nasional BHD	48,600	110,361
TM International BHD *	63,125	56,168
UEM Land Holdings BHD *	20,250	9,143
UMW Holdings BHD	7,100	12,414
YTL Corp. BHD	12,300	25,655
YTL Power International BHD	40,903	25,635

		1,848,280

Mexico - 0.93%
Alfa SA de CV	10,600	46,316
America Movil SAB de CV, Series L, ADR	577	26,052
America Movil SAB de CV, Series L	425,100	956,887
Carso Global Telecom SAB de CV *	17,700	72,103
Cemex SA de CV, SADR *	775	10,292
Cemex SA de CV *	163,431	216,370
Coca-Cola Femsa SA de CV	10,100	45,144
Desarrolladora Homex SA de CV *	3,500	20,590
Fomento Economico Mexicano SA de CV	51,200	185,948
Grupo Aeroportuario del Pacifico SA de CV, Series B	15,900	41,506
Grupo Bimbo SA de CV	12,300	71,244
Grupo Carso SA de CV	20,301	64,532
Grupo Elektra SA de CV	1,500	57,150
Grupo Financiero Banorte SA de CV	34,018	100,340
Grupo Financiero Inbursa SA de CV	13,033	34,968
Grupo Mexico SAB de CV, Series B *	103,907	149,392
Grupo Modelo SA *	11,700	42,702
Grupo Televisa SA, SADR	940	16,431
Grupo Televisa SA	53,300	186,670
Industrias Penoles SA de CV	3,400	53,011
Kimberly-Clark de Mexico SA de CV	11,000	47,380
Mexichem SAB de CV	38,825	50,529
Telefonos de Mexico SA de CV	143,800	134,278
Telmex Internacional SAB de CV	141,200	91,143
Urbi Desarrollos Urbanos SA de CV *	15,400	29,406
Wal-Mart de Mexico SA de CV, Series V	72,388	255,906

		3,006,290

Netherlands - 1.74%
Aegon NV *	37,264	282,289
Akzo Nobel NV	5,611	318,020
ASML Holding NV	11,299	310,655
Corio NV	1,776	108,684
Fugro NV	1,240	66,939
Heineken Holding NV	2,633	93,334
Heineken NV (a)	6,398	270,196
ING Groep NV *	44,161	668,280
Koninklijke (Royal) Philips Electronics NV	21,746	492,965
Koninklijke Ahold NV	26,479	310,788
Koninklijke Boskalis Westinster NV	2,309	72,858
Koninklijke DSM NV	4,177	152,549
Koninklijke KPN NV	38,592	593,509
Randstad Holdings NV *	2,668	110,654
Reed Elsevier NV	15,928	169,058
SBM Offshore NV	2,903	60,378
STMicroelectronics NV (a)	15,867	137,584
TNT Post Group NV	8,067	199,571
Unilever NV	38,291	1,070,554
Wolters Kluwer NV	5,728	113,600

		5,602,465

New Zealand - 0.09%
Auckland International Airport, Ltd.	27,486	32,605
Contact Energy, Ltd.	5,169	22,157
Fletcher Building, Ltd.	20,120	108,418
Sky City Entertainment Group, Ltd.	13,600	30,524
Telecom Corp. of New Zealand, Ltd.	47,399	88,972

		282,676

Norway - 0.43%
Den Norske Bank ASA *	17,000	174,464
Norsk Hydro ASA *	16,903	101,745
Orkla ASA	16,381	131,597
Renewable Energy Corp. AS *	8,843	60,133
StatoilHydro ASA	27,840	609,137
Telenor ASA *	18,000	169,848
Yara International ASA	5,000	135,789

		1,382,713

Peru - 0.09%
Cia Minera Milpo SAA	22,253	54,230
Compania de Minas Buenaventura SA	2,418	62,077
Compania de Minas Buenaventura SA, ADR	1,499	37,880
Credicorp SA	840	60,060
Credicorp, Ltd., ADR	546	38,995
Southern Peru Copper Corp.	1,346	37,822

		291,064

Philippines - 0.11%
Ayala Corp.	8,363	52,366

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Philippines (continued)
Ayala Land, Inc.	118,600	$25,945
Banco De Oro	49,014	35,557
Bank of the Philippine Islands	58,268	53,469
Globe Telecommunications, Inc.	690	14,256
Jollibee Foods Corp.	9,000	9,492
Manila Electric Company	9,142	37,466
Metropolitan Bank & Trust Company	12,800	10,189
Philippine Long Distance Telephone Company	1,100	56,754
PNOC Energy Development Corp.	132,801	12,173
SM Investments Corp.	3,594	24,422
SM Prime Holdings, Ltd.	84,941	18,202

		350,291

Poland - 0.27%
Bank Handlowy w Warszawie SA *	917	20,418
Bank Millennium SA *	18,629	32,707
Bank Pekao SA *	2,443	125,266
Bank Zachodni WBK SA *	915	43,294
Boryszew SA *	550	851
BRE Bank SA *	340	29,859
Computerland SA *	160	895
Cyfrowy Polsat SA	2,783	15,375
Getin Holding SA *	12,724	39,770
Globe Trade Centre SA *	4,447	39,747
Grupa Lotos SA *	2,585	23,593
ING Bank Slaski SA *	96	19,576
KGHM Polska Miedz SA	2,367	71,144
PBG SA *	99	7,692
Polish Oil & Gas Company	19,646	26,672
Polski Koncern Naftowy Orlen SA *	8,002	82,016
Powszechna Kasa Oszczednosci Bank Polski SA *	12,938	160,325
Softbank SA	1,956	42,993
Telekomunikacja Polska SA	13,809	77,933
TVN SA	277	1,389

		861,515

Portugal - 0.26%
Banco Comercial dos Acores SA	88,835	116,513
Banco Espirito Santo SA	14,371	94,713
Brisa Auto Estrada, SA	3,494	31,000
Cimpor-Cimentos De Portugal SA (a)	4,112	30,162
EDP Renovaveis SA *	8,841	87,786
Electricidade de Portugal SA	39,468	170,756
Galp Energia SGPS SA	3,671	53,257
Jeronimo Martins, SGPS SA	8,639	67,479
Portugal Telecom, SGPS, SA	18,200	188,282

		839,948

Russia - 1.07%
Comstar United Telesystems, GDR *	2,058	10,187
Federal Grid Company Unified Energy System JSC, GDR *	1,540	6,468
Gazprom Neft, SADR	1,693	29,543
Gazprom OAO, SADR	61,345	1,300,514
Gazprom OAO, SADR	2,675	56,710
JSC MMC Norilsk Nickel, ADR *	22,134	245,687
Lukoil Oil Company, ADR	12,797	630,252
Mechel Steel Group, ADR	3,056	37,314
Mobile Telesystems, SADR	4,755	206,272
NovaTek OAO, ADR	2,066	80,521
Novolipetsk Steel, ADR *	2,416	57,984
Polyus Gold Company ZAO, SADR	3,630	65,340
Rosneft Oil Company, GDR *	19,280	124,356
Rostelecom, ADR	877	26,503
Severstal, ADR	4,900	36,407
Sibirtelecom, ADR	424	2,290
Sistema JSFC, Reg. S, GDR *	1,820	28,757
Surgutneftegaz, ADR	18,526	159,324
Tatneft, ADR *	6,077	151,925
UralsvyAzinform, ADR	1,471	5,634
Vimpel-Communications, SADR *	6,839	105,594
VolgaTelecom, ADR	1,172	3,633
VTB Bank OJSC, GDR	20,343	56,829
Wimm-Bill-Dann Foods OJSC, ADR *	286	18,107

		3,446,151

Singapore - 0.94%
Ascendas, REIT *	24,000	27,456
Capitaland, Ltd.	65,500	168,390
CapitaMall Trust *	52,200	58,993
City Developments, Ltd.	10,000	68,879
ComfortDelGro Corp., Ltd.	63,000	67,765
Cosco Corp. Singapore, Ltd.	31,000	26,846
DBS Group Holdings, Ltd.	41,500	363,598
Fraser and Neave, Ltd.	26,000	69,390
Genting International PLC *	117,000	81,746
Golden Agri-Resources, Ltd. *	220,240	72,493
Jardine Cycle and Carriage, Ltd.	2,254	36,260
Keppel Corp., Ltd.	27,210	143,689
Neptune Orient Lines, Ltd.	29,750	33,187
Olam International, Ltd.	21,500	36,702
Oversea-Chinese Banking Corp., Ltd.	60,550	324,919
SembCorp Industries, Ltd.	20,000	44,496
SembCorp Marine, Ltd.	28,600	61,249
Singapore Airlines, Ltd.	13,140	117,283
Singapore Airport Terminal Services, Ltd.	9,592	16,432
Singapore Exchange, Ltd.	23,000	133,286
Singapore Press Holdings, Ltd.	35,000	88,832
Singapore Technologies Engineering, Ltd.	28,000	50,281
Singapore Telecommunications, Ltd.	190,950	415,794
StarHub, Ltd.	17,000	25,950
United Overseas Bank, Ltd.	30,000	347,282
UOL Group, Ltd.	18,000	42,799
Wilmar International, Ltd.	23,000	104,382

		3,028,379

South Africa - 1.30%
ABSA Group, Ltd.	6,909	112,691
African Bank Investments, Ltd.	14,629	54,322
African Rainbow Minerals, Ltd.	2,003	41,504
Anglo Platinum, Ltd. *	1,342	119,275
AngloGold Ashanti, Ltd.	6,626	254,584
Aspen Pharmacare Holdings, Ltd. *	4,629	34,835
Aveng, Ltd.	8,562	45,338

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Bidvest Group, Ltd.	6,322	$91,928
Discovery Holdings, Ltd., ADR	1	4
FirstRand, Ltd.	58,947	120,496
Foschini, Ltd.	3,146	24,697
Gold Fields, Ltd.	14,170	171,921
Growthpoint Properties, Ltd.	31,561	56,084
Harmony Gold Mining Company, Ltd. *	8,001	75,266
Hulamin, Ltd.	83	149
Impala Platinum Holdings, Ltd.	11,861	277,760
Imperial Holdings, Ltd.	2,765	26,403
Investec, Ltd.	4,018	30,181
Kumba Iron Ore, Ltd.	1,397	45,224
Kumba Resources, Ltd.	1,715	20,396
Liberty Holdings, Ltd.	1,135	9,417
Massmart Holdings, Ltd.	3,424	34,154
Mittal Steel South Africa, Ltd.	3,287	49,328
MTN Group, Ltd.	33,605	550,655
Murray & Roberts Holdings, Ltd.	5,381	38,084
Naspers, Ltd.	8,443	276,516
Nedbank Group, Ltd.	3,842	56,941
Network Healthcare Holdings, Ltd. *	20,102	26,698
Pick’n Pay Stores, Ltd.	4,684	22,719
Pretoria Portland Cement Company, Ltd.	8,925	36,891
Remgro, Ltd.	9,068	100,318
Reunert, Ltd.	2,083	13,631
RMB Holdings, Ltd.	14,519	49,435
Sanlam, Ltd.	43,356	114,435
Sappi, Ltd.	7,504	29,122
Sasol, Ltd.	13,481	507,652
Shoprite Holdings, Ltd.	8,716	65,042
Standard Bank Group, Ltd.	25,352	327,880
Steinhoff International Holdings, Ltd. *	23,609	52,836
Telkom SA, Ltd.	4,799	26,802
Tiger Brands, Ltd.	3,263	65,301
Truworths International, Ltd.	8,531	43,318
Vodacom Group Pty, Ltd. *	7,004	51,889
Woolworths Holdings, Ltd.	12,339	25,050

		4,177,172

South Korea - 2.60%
Amorepacific Corp.	56	32,641
Asiana Airlines, Inc. *	676	2,034
Busan Bank	5,225	47,013
Cheil Industries, Inc.	830	34,008
CJ CheilJedang Corp.	238	31,803
Daegu Bank	4,210	49,007
Daelim Industrial Company, Ltd.	690	39,793
Daewoo Engineering & Construction Company, Ltd.	1,909	21,265
Daewoo International Corp.	996	22,990
Daewoo Securities Company, Ltd.	3,370	61,852
Daewoo Shipbuilding & Marine Engineering Company, Ltd.	1,600	25,601
DC Chemical Company, Ltd.	280	55,790
Dongbu Insurance Company, Ltd.	1,320	40,124
Dongkuk Steel Mill Company, Ltd.	1,380	32,233
Doosan Corp.	310	20,659
Doosan Heavy Industries and Construction Company, Ltd.	1,150	58,332
Doosan Infracore Company, Ltd.	2,880	40,427
GS Engineering & Construction Corp.	860	65,833
GS Holdings Corp.	1,810	47,785
Hana Financial Group, Inc.	4,350	113,934
Hanjin Heavy Industries & Construction Company, Ltd.	1,508	33,294
Hanjin Shipping Company, Ltd.	2,640	45,832
Hankook Tire Company, Ltd.	1,200	21,317
Hanwha Chemical Corp.	704	7,320
Hanwha Corp.	750	26,284
Hite Brewery Company, Ltd.	147	19,220
Hite Holdings Company, Ltd.	183	5,857
Honam Petrochemical Corp.	220	16,508
Hynix Semiconductor, Inc. *	12,430	218,263
Hyosung Corp.	840	60,689
Hyundai Department Store Company, Ltd.	210	16,068
Hyundai Development Company	1,320	48,160
Hyundai Engineering & Construction Company, Ltd.	940	45,272
Hyundai Heavy Industries Company, Ltd.	810	123,354
Hyundai Mipo Dockyard Company, Ltd.	360	35,578
Hyundai Mobis	1,420	150,541
Hyundai Motor Company, Ltd.	3,710	314,635
Hyundai Securities Company, Ltd.	4,428	59,140
Hyundai Steel Company	1,580	100,235
Industrial Bank of Korea *	6,000	64,767
Kangwon Land, Inc.	1,790	23,640
KB Financial Group, Inc., ADR *	2,563	104,494
KB Financial Group, Inc. *	5,269	216,098
KCC Corp.	70	17,814
Kia Motors Corp. *	6,270	84,751
Korea Electric Power Corp. *	5,483	136,736
Korea Exchange Bank	4,670	41,460
Korea Express Company, Ltd. *	272	15,218
Korea Gas Corp.	780	31,271
Korea Investment Holdings Company, Ltd.	620	17,756
Korea Line Corp.	240	10,175
Korea Zinc Company, Ltd.	290	31,511
Korean Air Lines Company, Ltd. *	497	16,624
Korean Reinsurance Company, Ltd.	12	109
KT Corp.	3,252	101,001
KT&G Corp.	2,620	141,167
Kumho Industrial Company, Ltd.	960	10,021
LG Chem, Ltd.	1,079	162,740
LG Corp.	1,980	120,575
LG Dacom Corp.	2,070	30,484
LG Display Company, Ltd., ADR (a)	439	6,357
LG Display Company, Ltd.	5,506	162,630
LG Electronics, Inc.	2,250	257,403
LG Household & Health Care, Ltd.	140	24,280
LG Telecom, Ltd.	5,209	32,474
Lotte Confectionery Company, Ltd.	20	16,608
Lotte Shopping Company, Ltd.	180	40,979
LS Cable, Ltd.	410	27,083
Mirae Asset Securities Company, Ltd.	454	26,509

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
NHN Corp. *	875	$119,038
POSCO, SADR	575	52,589
POSCO	1,470	539,928
S1 Corp.	840	33,891
Samsung Card Company, Ltd.	1,190	48,566
Samsung Corp.	2,837	127,114
Samsung Digital Imaging Company, Ltd. *	647	21,183
Samsung Electro-Mechanics Company, Ltd.	1,660	118,610
Samsung Electronics Company, Ltd.	2,511	1,545,787
Samsung Engineering Company, Ltd.	600	38,942
Samsung Fire & Marine Insurance Company, Ltd.	810	145,226
Samsung Heavy Industries Company, Ltd.	4,611	108,182
Samsung SDI Company, Ltd.	790	93,461
Samsung Securities Company, Ltd.	1,180	70,613
Samsung Techwin Company, Ltd.	752	46,784
Shinhan Financial Group Company, Ltd. *	9,293	304,722
Shinsegae Company, Ltd.	330	136,838
SK Corp.	563	47,307
SK Energy Company, Ltd.	1,256	100,627
SK Networks Company, Ltd.	2,740	26,960
SK Telecom Company, Ltd.	927	129,883
S-Oil Corp.	1,520	69,965
STX Pan Ocean Company, Ltd.	4,057	36,014
STX Shipbuilding Company, Ltd.	1,620	19,244
Taewoong Company, Ltd.	440	28,258
Taihan Electric Wire Company, Ltd.	900	16,449
Tong Yang Investment Bank	1	13
Woongjin Coway Company, Ltd.	1,690	46,612
Woori Finance Holdings Company, Ltd. *	7,600	85,377
Woori Investment & Securities Company, Ltd.	3,040	42,550
Yuhan Corp.	126	19,512

		8,383,671

Spain - 3.08%
Abertis Infraestructuras SA	5,918	128,946
Acciona SA	503	65,225
Acerinox SA	2,956	62,544
ACS Actividades SA	3,091	159,484
Banco Bilbao Vizcaya Argentaria SA	80,801	1,441,347
Banco de Sabadell SA (a)	18,941	142,914
Banco de Valencia SA	3,702	37,183
Banco Popular Espanol SA	15,764	169,900
Banco Santander Central Hispano SA	185,018	2,853,747
Bankinter SA, ADR	5,678	75,484
Cintra Concesiones de Infraestructuras de Transporte SA	4,082	36,159
Corporacion Mapfre SA	13,372	55,051
Criteria Caixacorp SA	18,837	94,655
Enagas	3,943	77,898
Fomento de Construcciones SA	688	27,789
Gamesa Corporacion Tecnologica SA	3,654	80,392
Gas Natural SDG SA	5,044	106,168
Gestevision Telecinco SA	1,373	15,408
Grifols SA	2,615	46,009
Grupo Ferrovial SA	974	35,855
Iberdrola Renovables SA	17,220	79,244
Iberdrola SA	82,994	770,489
Iberia Lineas Aereas de Espana SA *	5,605	14,041
Indra Sistemas SA	1,985	47,126
Industria de Diseno Textil SA	4,796	261,483
Red Electrica De Espana	2,241	105,165
Repsol YPF SA	16,373	406,962
Sacyr Vallehermoso SA	1,366	22,861
Telefonica SA	96,571	2,438,283
Zardoya Otis SA	3,028	66,239

		9,924,051

Sweden - 1.67%
Alfa Laval AB (a)	7,500	83,950
Assa Abloy AB, Series B	7,000	112,238
Atlas Copco AB, Series A, ADR	15,828	199,906
Atlas Copco AB, Series B, ADR	9,473	106,539
Electrolux AB, Series B *	5,219	108,618
Ericsson (LM), Series B	66,000	633,218
Getinge AB, Series B (a)	4,266	73,258
Hennes & Mauritz AB, B shares	11,500	638,061
Holmen AB, Series B	1,300	36,974
Husqvarna AB, B Shares *	9,889	70,383
Investor AB, B shares	9,800	182,923
Lundin Petroleum AB, Series A *	4,175	38,312
Nordea Bank AB	72,675	763,421
Sandvik AB	21,818	220,775
Scania AB, Series B	7,000	86,616
Securitas AB, Series B	6,000	58,647
Skandinaviska Enskilda Banken AB, Series A *	35,880	252,490
Skanska AB, Series B	9,000	130,635
SKF AB, B Shares	8,900	136,387
SSAB Svenskt Stal AB, Series A (a)	4,300	62,978
SSAB Svenskt Stal AB, Series B	1,150	15,291
Svenska Cellulosa AB, B Shares	13,200	172,572
Svenska Handelsbanken AB, Series A	10,700	281,255
Swedbank AB, Class A (a)	7,100	74,475
Swedish Match AB	5,500	105,922
Tele2 AB, Series B	7,491	104,306
Teliasonera AB	49,500	321,737
Volvo AB, Series A	9,356	80,421
Volvo AB, Series B	25,700	225,702

		5,378,010

Switzerland - 5.54%
ABB, Ltd. *	52,157	1,005,591
Actelion, Ltd. *	2,327	134,420
Adecco SA	3,116	149,803
Aryzta AG *	3,099	115,392
Baloise Holding AG	1,302	118,021
BKW FMB Energie AG	713	56,328
Compagnie Financiere Richemont SA	12,496	341,693
Credit Suisse Group AG	26,573	1,354,358
Geberit AG, ADR	1,035	159,570
Givaudan AG	195	140,347
Holcim, Ltd. *	5,855	396,288
Julius Baer Holding AG	5,802	296,135
Kuehne & Nagel International AG	1,388	110,357

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Lindt & Spruengli AG-PC	36	$76,630
Lindt & Spruengli AG-REG	5	122,900
Logitech International SA *	7,398	136,788
Lonza Group AG	1,137	111,711
Nestle SA	84,624	3,517,240
Nobel Biocare Holding AG, Series BR	4,707	144,173
Novartis AG	49,782	2,311,583
Pargesa Holding SA, ADR	1,087	86,553
Phonak Holding AG	1,200	114,967
Roche Holdings AG - Genusschein	16,356	2,602,617
Schindler Holding AG	2,032	132,074
Societe Generale de Surveillance Holdings AG	110	136,272
Straumann Holding AG	338	76,910
Swatch Group AG, BR shares	784	169,726
Swatch Group AG	2,256	95,822
Swiss Life Holding *	787	89,437
Swiss Re	8,246	382,598
Swisscom AG	621	214,749
Syngenta AG	2,311	543,570
Synthes AG	1,515	177,551
UBS AG - Swiss Exchange *	76,339	1,411,574
Unaxis Holding AG *	774	48,506
Zurich Financial Services AG	3,478	766,759

		17,849,013

Taiwan - 1.82%
Acer Sertek, Inc.	57,120	129,780
Advanced Semiconductor Engineering, Inc.	94,302	66,800
Advantech Company, Ltd.	1,519	2,441
Asia Cement Corp.	28,611	30,400
Asia Optical Company, Inc.	79	119
Asustek Computer, Inc.	80,739	128,066
AU Optronics Corp.	160,701	159,587
BenQ Corp. *	12,400	5,707
Catcher Technology Company, Ltd.	7,870	20,244
Cathay Financial Holdings Company, Ltd. *	127,750	177,985
Chang Hwa Commercial Bank, Ltd.	82,000	34,139
Cheng Shin Rubber Industry Company, Ltd.	13,602	25,860
Cheng Uei Precision Industry Company, Ltd.	2,664	4,975
Chi Mei Optoelectronics Corp. *	104,454	50,908
China Airlines, Ltd. *	24,716	8,337
China Development Financial Holdings Corp. *	179,352	41,221
China Motor Company, Ltd. *	55	30
China Steel Corp.	213,204	193,154
Chinatrust Finance Holding Company, Ltd.	176,110	97,541
Chunghwa Picture Tubes, Ltd. *	135,000	14,962
Chunghwa Telecom Company, Ltd. *	114,882	196,660
CMC Magnetics Corp. *	29,000	6,286
Compal Communications, Inc. *	410	363
Compal Electronics, Inc.	73,069	73,460
Delta Electronics, Inc.	35,893	95,738
D-Link Corp.	743	571
E.Sun Financial Holding Company, Ltd. *	65,343	20,194
Epistar Corp.	8,946	26,187
Eternal Chemical Company, Ltd.	3,353	2,899
EVA Airways Corp. *	24,000	5,509
Evergreen Marine Corp. *	11,000	6,630
Everlight Electronics Company, Ltd. *	2,039	5,615
Far Eastern Department Stores Company, Ltd.	6,489	5,631
Far Eastern Textile, Ltd.	56,145	55,786
Far EasTone Telecommunications Company, Ltd.	30,463	34,323
First Financial Holding Company, Ltd.	105,596	57,088
Formosa Chemicals & Fibre Corp.	58,710	102,648
Formosa Petrochemical Corp.	26,780	63,205
Formosa Plastic Corp.	85,600	153,595
Formosa Taffeta Company, Ltd.	9,000	5,650
Foxconn Technology Company, Ltd.	12,790	32,554
Fubon Group Company, Ltd. *	83,000	77,282
Fuhwa Financial Holdings Company, Ltd.	153,825	94,644
HannStar Display Corp. *	63,921	13,350
High Tech Computer Corp.	14,196	142,303
Hon Hai Precision Industry Company, Ltd.	173,027	578,444
Hua Nan Financial Holdings Company, Ltd.	63,427	34,381
InnoLux Display Corp.	42,728	47,677
Inotera Memories, Inc. *	4,780	2,684
Inventec Appliances Corp.	651	582
Inventec Company, Ltd.	38,808	21,400
KGI Securities Company, Ltd.	23,000	9,664
Kinsus Interconnect Technology Corp.	527	1,091
Largan Precision Company, Ltd.	2,121	25,682
Lite-On Technology Corp.	44,316	49,426
Macronix International Company, Ltd.	69,453	32,903
MediaTek, Inc.	20,088	290,899
Mega Financial Holding Company, Ltd.	171,000	84,892
Mitac International	8,691	3,529
Mosel Vitelic, Inc. *	600	120
Motech Industries, Inc.	3,490	8,689
Nan Ya Plastics Corp.	109,180	151,751
Nan Ya Printed Circuit Board Corp.	2,147	6,967
Nanya Technology Corp. *	18,915	9,732
Novatek Microelectronics Corp., Ltd.	10,326	24,152
Pan-International Industrial Company, Ltd.	104	116
Polaris Securities Company, Ltd. *	43,990	21,210
Pou Chen Corp.	50,557	31,223
Powerchip Semiconductor Corp. *	170,386	16,866
Powertech Technology, Inc.	11,607	31,576
President Chain Store Corp.	7,952	18,292
Quanta Computer, Inc.	46,625	96,326
Realtek Semiconductor Corp.	9,194	19,347
Richtek Technology Corp.	1,155	9,123
Shin Kong Financial Holding Company, Ltd. *	88,791	30,359
Siliconware Precision Industries Company	62,665	78,168
Sino-American Silicon Products, Inc.	1,302	2,586
SinoPac Holdings Company, Ltd. *	107,000	31,929
Synnex Technology International Corp.	21,477	37,380
Taishin Financial Holdings Company, Ltd. *	71,000	23,382
Taiwan Cellular Corp.	41,802	65,569
Taiwan Cement Corp.	62,205	67,212
Taiwan Cooperative Bank	62,100	34,161
Taiwan Fertilizer Company, Ltd.	16,000	46,189
Taiwan Glass Industrial Corp.	10,080	6,263
Taiwan Semiconductor Manufacturing Company, Ltd.	554,788	994,646

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Tatung Company, Ltd. *	46,000	$9,758
Teco Electric & Machinery Company, Ltd.	29,000	11,891
Transcend Information, Inc.	2,099	6,978
Tripod Technology Corp.	8,542	18,910
Tung Ho Steel Enterprise Corp.	6,180	6,283
U-Ming Marine Transport Corp.	7,000	11,314
Unimicron Technology Corp.	17,513	18,355
Uni-President Enterprises Corp.	73,708	76,175
United Microelectronics Corp. *	254,729	104,007
Vanguard International Semiconductor Corp.	284	120
Wafer Works Corp.	32	44
Walsin Lihwa Corp. *	39,000	12,799
Wan Hai Lines, Ltd. *	11,400	5,643
Wistron Corp.	26,866	51,851
Ya Hsin Industrial Company, Ltd. * (l)	18,000	0
Yang Ming Marine Transport Corp.	7,609	2,820
Yulon Motor Company, Ltd.	15,449	13,460
Zinwell Corp.	180	330

		5,867,753

Thailand - 0.27%
Advanced Info Service PCL	23,609	59,873
Bangkok Bank PCL, Foreign Shares	22,900	74,956
Bangkok Bank PCL	6,600	9,718
Bank of Ayudhya PCL, Foreign Shares	141,800	74,755
Banpu PCL	2,300	27,184
BEC World PCL	18,400	10,117
C.P. Seven Eleven PCL	49,000	24,349
Glow Energy PCL	32,900	29,746
IRPC PCL	254,154	28,696
Kasikornbank PCL - Foreign Shares	28,100	62,837
Krung Thai Bank PCL	57,000	14,413
Land & Houses PCL, Foreign Shares	7,800	1,527
PTT Aromatics & Refining PCL	17,600	11,230
PTT Chemical PCL	6,700	13,002
PTT Exploration & Production PCL	30,706	125,045
PTT PCL - Foreign Shares	18,082	129,727
Ratchaburi Electricity Generating Holding PCL	5,900	6,549
Siam Cement PCL - Foreign Shares	4,800	28,036
Siam Commercial Bank PCL	26,128	59,155
Thai Oil PCL	32,800	39,059
TMB Bank PCL *	360,144	11,225
Total Access Communication PCL	32,000	31,143

		872,342

Turkey - 0.34%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	442	1,519
Akbank AS	18,584	106,958
Aksigorta AS	2,924	9,968
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,888	42,592
Arcelik AS *	22	63
Asya Katilim Bankasi AS *	22,456	41,762
BIM Birlesik Magazalar AS	1,567	58,556
Coca-Cola Icecek AS	4,126	28,940
Dogan Sirketler Grubu Holdings AS *	20,271	19,130
Enka Insaat ve Sanayi AS	3,082	12,455
Eregli Demir ve Celik Fabrikalari *	3,894	15,493
HACI Omer Sabanci Holdings, AS	12,319	47,765
KOC Holdings AS *	20,858	55,497
Petkim Petrokimya Holding AS *	1,680	8,030
Tupras Turkiye Petrol Rafine AS	4,261	64,061
Turk Sise ve Cam Fabrikalari AS *	8,677	9,221
Turk Telekomunikasyon AS	9,846	30,108
Turkcell Iletisim Hizmetleri AS, ADR	819	13,194
Turkcell Iletisim Hizmetleri AS	17,555	114,262
Turkiye Garanti Bankasi AS *	48,998	182,036
Turkiye Halk Bankasi AS	12,137	65,843
Turkiye Is Bankasi AS	23,527	93,654
Turkiye Vakiflar Bankasi Tao *	18,789	41,745
Yapi ve Kredi Bankasi AS *	20,051	42,377

		1,105,229

United Kingdom - 14.43%
3i Group PLC	19,553	95,924
Admiral Group PLC	3,594	62,274
AMEC PLC	8,122	99,237
Anglo American PLC *	29,911	974,101
Antofagasta PLC	10,214	126,235
Associated British Foods PLC	8,823	114,632
AstraZeneca Group PLC	33,791	1,557,003
Astro All Asia Networks PLC, GDR	11,900	11,706
Autonomy Corp. PLC *	4,495	94,527
Aviva PLC	65,145	426,494
BAE Systems PLC	84,407	426,523
Barclays PLC *	257,221	1,576,578
Berkeley Group Holdings PLC *	3,634	55,734
BG Group PLC	78,460	1,294,333
BHP Billiton PLC	51,580	1,353,440
BICC PLC	9,030	48,978
BP PLC	435,699	3,750,195
British Airways PLC *	20,191	62,529
British American Tobacco PLC	46,622	1,417,601
British Land Company PLC	20,273	158,693
British Sky Broadcasting Group PLC	27,307	241,743
BT Group PLC	172,568	391,041
Bunzl PLC	7,295	69,508
Burberry Group PLC	10,584	82,842
Cable & Wireless PLC	59,243	142,295
Cadbury PLC	30,113	283,914
Cairn Energy PLC *	3,678	149,454
Capita Group PLC	13,421	148,412
Carnival PLC *	3,711	113,376
Carphone Warehouse Group PLC	15,560	46,291
Centrica PLC	122,243	499,577
Cobham PLC	25,061	82,145
Compass Group PLC	44,763	238,023
Diageo PLC	58,617	910,255
Drax Group PLC	11,656	90,496
Eurasian Natural Resources Corp.	6,589	91,652
F&C Asset Management PLC	4,980	6,144
FirstGroup PLC	10,434	64,486
Fresnillo PLC	5,418	54,599
Friends Provident Group PLC *	49,800	69,179

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
G4S PLC	31,465	$113,904
GKN PLC *	50,938	89,859
GlaxoSmithKline PLC	120,830	2,365,376
Hammerson PLC	14,014	91,755
Home Retail Group PLC	22,261	112,404
HSBC Holdings PLC	399,906	4,369,066
ICAP PLC	11,716	81,278
Imperial Tobacco Group PLC	24,164	677,875
Intercontinental Hotels Group PLC	4,945	61,327
International Power PLC	32,446	148,000
Invensys PLC	19,865	88,059
Investec PLC	7,072	49,900
J Sainsbury PLC	27,758	147,298
Johnson Matthey PLC	4,443	101,842
Kazakhmys PLC	5,084	80,707
Kingfisher PLC	50,915	174,748
Ladbrokes PLC	21,052	66,382
Land Securities Group PLC	17,766	177,217
Legal & General Group PLC	124,226	154,250
Liberty International PLC *	10,043	85,039
Lloyds TSB Group PLC *	390,780	706,356
London Stock Exchange Group PLC	5,241	68,311
Lonmin PLC, ADR *	3,930	92,544
Man Group PLC, ADR	36,862	159,705
Marks & Spencer Group PLC	34,298	188,730
National Express Group PLC	4,566	29,432
National Grid PLC	60,942	587,449
Next Group PLC	4,541	120,428
Old Mutual PLC	113,883	172,605
Pearson PLC	19,389	235,832
Pharmstandard *	1,382	23,839
PIK Group, GDR *	7,058	13,177
Prudential PLC	55,763	486,661
Randgold Resources, Ltd.	1,609	94,796
Reckitt Benckiser PLC	14,335	663,953
Reed Elsevier PLC	26,445	192,472
Rexam PLC	17,333	75,322
Rio Tinto PLC	32,045	1,225,129
Rolls-Royce Group PLC *	44,888	329,150
Rosneft Oil Company	14,305	90,607
Royal & Sun Alliance PLC	71,474	151,210
Royal Bank of Scotland Group PLC *	372,449	348,566
Royal Dutch Shell PLC, A Shares	82,607	2,286,996
Royal Dutch Shell PLC, B Shares	62,909	1,710,339
SABMiller PLC	21,658	501,869
Schroders PLC	2,112	36,961
Scottish & Southern Energy PLC	22,080	401,258
Segro PLC	20,565	119,386
Serco Group PLC	10,726	81,403
Severn Trent PLC	5,376	85,540
Shire, Ltd.	13,369	221,622
Smith & Nephew PLC	18,968	161,218
Smiths Group PLC	10,178	132,189
Standard Chartered PLC	44,421	1,008,246
Standard Life PLC	51,448	163,840
Tesco PLC	184,060	1,126,925
The Sage Group PLC	26,689	95,429
Thomas Cook Group PLC	6,995	26,336
Thomson Reuters PLC	3,593	113,004
Tomkins PLC	16,313	47,041
TUI Travel PLC	10,291	40,114
Tullow Oil PLC	17,688	308,402
Unilever PLC	29,079	791,666
United Utilities Group PLC	18,200	133,712
Vedanta Resources PLC	4,036	116,657
Vodafone Group PLC	1,265,162	2,727,183
Whitbread PLC	3,455	58,593
William Morrison Supermarket PLC	45,763	206,498
Wolseley PLC *	7,033	164,471
WPP PLC, SADR	30,123	253,213
Xstrata PLC	42,787	566,479

		46,461,319

United States - 0.03%
Southern Copper Corp. (a)	3,100	87,606

TOTAL COMMON STOCKS (Cost $291,356,499)		$296,642,280

PREFERRED STOCKS - 1.89%
Brazil - 1.62%
AES Tiete SA (k)	1,600	17,199
Aracruz Celulose SA *	9,100	19,120
Banco Bradesco SA (k)	34,550	563,704
Banco do Estado do Rio Grande do Sul (k)	8,516	47,173
Banco Itau Holding Financeira SA (k)	46,381	787,003
Bradespar SA * (k)	5,700	88,462
Brasil Telecom Participacoes SA * (k)	3,800	33,268
Brasil Telecom SA * (k)	1,346	9,748
Braskem SA, A Shares * (k)	6,600	36,630
Centrais Eletricas Brasileiras SA * (k)	5,700	74,853
Cia de Transmissao de Energia Eletrica Paulista (k)	319	8,112
Cia Energetica de Minas Gerais (k)	6,708	98,767
Cia Energetica de Sao Paulo * (k)	5,638	60,397
Cia Paranaense de Energia (k)	1,700	26,456
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (k)	2,139	52,332
Companhia de Bebidas das Americas, ADR (k)	338	25,205
Companhia de Bebidas das Americas (k)	2,923	218,678
Companhia Vale do Rio Doce (k)	47,682	832,354
Eletropaulo Metropolitana de Sao Paulo SA (k)	1,611	29,892
Fertilizantes Fosfatados SA * (k)	1,100	10,301
Gerdau SA (k)	16,260	190,320
Investimentos Itau SA (k)	49,859	256,081
Klabin SA (k)	15,000	29,050
Lojas Americanas SA (k)	6,800	40,590
Metalurgica Gerdau SA (k)	6,900	101,118
Net Servicos de Comunicacao SA *	3,259	34,290
Petroleo Brasileiro SA (k)	72,184	1,201,854
Tele Norte Leste Participacoes SA (k)	4,500	72,107
Telemar Norte Leste SA, Series A (k)	400	10,973
Tim Participacoes SA (k)	23,740	49,881
Usinas Siderurgicas de Minas Gerais SA, Series A (k)	5,342	125,564

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Equity Index Fund (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)
Brazil (continued)
Vivo Participacoes SA (k)	2,499	$57,347

		5,208,829

Germany - 0.19%
Bayerische Motoren Werke (BMW) AG (k)	979	29,421
Henkel AG & Company KGaA (k)	4,162	164,519
Porsche Automobil Holding SE (k)	1,855	136,820
RWE AG (k)	752	61,273
Volkswagen AG (k)	2,275	213,552

		605,585

Malaysia - 0.00%
Malaysian Airline System BHD *	1,800	373
Russia - 0.02%
Surgutneftegaz SADR (k)	17,331	58,925
South Korea - 0.06%
Hyundai Motor Company, Ltd. (k)	460	16,103
LG Electronics, Inc. (k)	160	7,464
Samsung Electronics Company, Ltd. (k)	480	188,478

		212,045

TOTAL PREFERRED STOCKS (Cost $5,469,818)		$6,085,757

WARRANTS - 0.00%
Italy - 0.00%
UBI Banca SCPA (Expiration Date 06/30/2011, Strike Price: EUR 12.30) *	23,168	2,298
Malaysia - 0.00%
IJM Land Berhad (Expiration Date 09/11/2013, Strike Price: MYR 1.35) *	3,090	654
Singapore - 0.00%
Golden Agri-Resources, Ltd. (Expiration Date 07/23/2012, Strike Price: SGD 0.54) *	12,800	1,332

TOTAL WARRANTS (Cost $0)		$4,284

RIGHTS - 0.00%
Belgium - 0.00%
Fortis Group SA (Expiration Date 07/04/2014) *	71,652	0
Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date 01/29/2010, Strike Price: JPY 1.00) *	5,000	1,408

TOTAL RIGHTS (Cost $0)		$1,408

SHORT TERM INVESTMENTS - 4.58%
AIM Short-Term Investment Trust, STIC Prime Portfolio, Institutional Class	$9,134,637	$9,134,637
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	559,468	$5,600,997

TOTAL SHORT TERM INVESTMENTS (Cost $14,730,992)		$14,735,634

Total Investments (International Equity Index Fund) (Cost $311,557,309) - 98.61%		$317,469,363
Other assets and liabilities, net - 1.39%		4,460,653

TOTAL NET ASSETS - 100.00%		$321,930,016

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Banking	13.55%
International Oil	5.19%
Telecommunications Equipment & Services	4.84%
Financial Services	4.44%
Insurance	4.20%

International Opportunities Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 93.58%
Australia - 2.10%
CSL, Ltd.	567,893	$15,435,273
Belgium - 3.65%
Anheuser-Busch InBev NV	622,930	26,908,261
Brazil - 7.01%
Cyrela Brazil Realty SA	259,700	3,264,335
Gafisa SA	616,283	8,930,169
Itau Unibanco Holding SA	659,634	11,048,865
Petroleo Brasileiro SA, ADR (a)	435,080	17,246,571
Vale SA	581,500	11,170,615

		51,660,555

Canada - 0.99%
Suncor Energy, Inc.	238,975	7,310,594
China - 1.02%
Baidu, Inc., SADR * (a)	9,500	3,135,570
Ctrip.com International, Ltd., ADR *	54,700	2,677,018
Longtop Financial Technologies, Ltd. *	67,200	1,659,840

		7,472,428

Denmark - 4.01%
Novozymes AS, B Shares	2,521	216,499
Vestas Wind Systems AS *	408,040	29,307,245

		29,523,744

France - 3.80%
Accor SA (a)	89,162	4,707,482
Alstom SA	165,975	11,704,417
BNP Paribas SA	143,103	11,548,656

		27,960,555

Germany - 6.55%
BASF SE	79,004	4,131,471

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Opportunities Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Daimler AG	416,131	$18,814,005
Hochtief AG	73,034	5,416,007
Infineon Technologies AG *	1,505,265	7,933,938
Metro AG	73,390	3,987,375
Thyssen Krupp AG	232,868	7,939,092

		48,221,888

Hong Kong - 5.36%
Cheung Kong Holdings, Ltd.	1,094,000	12,967,387
CNOOC, Ltd.	5,565,600	7,233,229
Esprit Holdings, Ltd.	1,527,000	9,270,718
Hang Lung Properties, Ltd.	766,000	2,387,043
Noble Group, Ltd.	2,304,000	3,384,478
Sun Hung Kai Properties, Ltd.	186,000	2,506,708
Tencent Holdings, Ltd.	117,000	1,744,618

		39,494,181

India - 2.11%
ICICI Bank, Ltd., SADR	384,706	11,741,227
Reliance Industries, Ltd., GDR * (f)	44,650	3,795,250

		15,536,477

Ireland - 0.64%
CRH PLC	184,037	4,738,752
Israel - 1.49%
ICL Israel Chemicals, Ltd.	16,538	184,866
Teva Pharmaceutical Industries, Ltd., SADR	210,090	10,819,635

		11,004,501

Japan - 11.98%
Daikin Industries, Ltd.	209,605	7,343,109
Daiwa Securities Group, Inc.	2,669,000	16,551,493
FamilyMart Company, Ltd.	116,500	3,605,071
Honda Motor Company, Ltd.	220,600	6,920,937
Marubeni Corp.	3,456,000	17,075,232
Mizuho Financial Group, Inc.	10,210,300	24,878,025
Sumco Corp.	191,400	3,885,796
Sumitomo Realty & Development Company, Ltd.	382,000	7,978,875

		88,238,538

Mexico - 2.85%
Cemex SA de CV, SADR *	1,579,848	20,980,381
Netherlands - 1.54%
ASML Holding NV	411,361	11,309,970
Singapore - 2.43%
Capitaland, Ltd.	5,237,000	13,463,519
Singapore Airlines, Ltd.	434,000	3,873,739
Singapore Airport Terminal Services, Ltd.	316,820	542,732

		17,879,990

South Korea - 0.51%
Hyundai Motor Company, Ltd.	44,386	3,764,257
Spain - 6.58%
Banco Bilbao Vizcaya Argentaria SA	898,510	16,027,827
Gamesa Corporacion Tecnologica SA	634,019	13,949,147
Telefonica SA	732,436	18,492,989

		48,469,963
Switzerland - 13.44%
ABB, Ltd. *	443,078	$8,542,575
Actelion, Ltd. *	114,880	6,636,087
Credit Suisse Group AG	476,498	24,285,883
Julius Baer Holding AG	158,082	8,068,541
Lonza Group AG	176,906	17,381,066
Nestle SA	183,154	7,612,458
Transocean, Ltd. *	349,149	26,479,460

		99,006,070

Taiwan - 4.48%
Hon Hai Precision Industry Company, Ltd.	4,250,457	14,209,649
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	1,757,838	18,808,867

		33,018,516

United Kingdom - 10.03%
Autonomy Corp. PLC *	249,738	5,251,829
BP PLC	1,304,380	11,227,199
HSBC Holdings PLC	1,695,489	18,523,613
Reckitt Benckiser PLC	141,008	6,531,052
Standard Chartered PLC	327,998	7,444,741
Tesco PLC	1,105,571	6,768,963
Vodafone Group PLC	8,414,049	18,137,320

		73,884,717

United States - 1.01%
NII Holdings, Inc. *	312,837	7,417,365

TOTAL COMMON STOCKS (Cost $561,534,100)		$689,236,976

SHORT TERM INVESTMENTS - 2.41%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	1,774,684	$17,766,894

TOTAL SHORT TERM INVESTMENTS (Cost $17,749,751)		$17,766,894

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Opportunities Fund (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 5.09%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $37,504,073 on 09/01/2009, collateralized by $38,115,000 Federal Home Loan Bank, 2.90% due 07/02/2013 (valued at $38,257,931, including interest)	$37,504,000	$37,504,000

TOTAL REPURCHASE AGREEMENTS (Cost $37,504,000)		$37,504,000

Total Investments (International Opportunities Fund) (Cost $616,787,851) - 101.08%		$744,507,870

Other assets and liabilities, net - (1.08)%		(7,974,705)

TOTAL NET ASSETS - 100.00%		$736,533,165

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Financial Services	11.44%
Banking	8.94%
Real Estate	6.99%
Petroleum Services	6.11%
Semiconductors	5.69%

International Small Cap Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 100.51%
Australia - 10.31%
Billabong International, Ltd.	582,159	$5,161,225
Downer EDI, Ltd.	709,028	4,801,760
Emeco Holdings, Ltd.	6,312,426	4,090,327
Iluka Resources, Ltd. *	1,332,182	4,432,095
Pacific Brands, Ltd. *	4,030,539	3,794,478
PaperlinX, Ltd.	3,417,724	1,990,911

		24,270,796

Belgium - 1.75%
Barco NV *	84,270	4,114,193
Canada - 8.69%
ATS Automation Tooling Systems, Inc. *	585,060	2,362,151
Biovail Corp. (a)	298,600	3,815,861
Canaccord Capital, Inc. *	601,000	4,968,303
Dorel Industries, Inc., Class B	89,800	2,472,320
Genworth MI Canada, Inc. *	30,600	684,814
Genworth MI Canada, Inc. *	138,800	3,106,280
GSI Group, Inc. *	352,984	236,499
HudBay Minerals, Inc. *	99,400	766,327
Mullen Group, Ltd.	155,400	2,035,566

		20,448,121

China - 3.35%
Bio-Treat Technology, Ltd. *	6,009,612	291,595
People’s Food Holdings, Ltd.	6,734,174	3,385,729
Sinotrans, Ltd., Class H	17,808,000	$4,213,613

		7,890,937

Finland - 3.97%
Amer Sports Oyj, A Shares (a)	422,214	4,498,468
Elcoteq SE, A Shares *	146,511	273,557
Huhtamaki Oyj	379,546	4,583,999

		9,356,024

Germany - 1.14%
Jenoptik AG *	552,685	2,673,017
Hong Kong - 12.86%
AAC Acoustic Technology Holdings, Inc.	3,017,952	2,502,090
Dah Sing Financial Group	1,074,374	5,808,096
Fountain Set Holdings, Ltd. *	8,483,425	1,105,023
Giordano International, Ltd.	13,876,365	4,062,814
Lerado Group Holding Company, Ltd.	9,483,682	759,706
Stella International Holdings, Ltd.	2,648,500	4,393,755
TCL Communication Technology Holdings, Ltd. *	2,803,619	318,254
Texwinca Holdings, Ltd.	4,668,907	3,684,583
Travelsky Technology, Ltd., Class H	3,776,132	2,459,830
Weiqiao Textile Company, Ltd.	2,354,106	1,645,553
Yue Yuen Industrial Holdings, Ltd.	1,356,640	3,540,885

		30,280,589

Japan - 6.93%
Aiful Corp. (a)	243,550	726,343
ASICS Corp.	28,000	275,082
Descente, Ltd.	807,860	3,792,155
Kobayashi Pharmaceutical Company, Ltd.	63,500	2,850,034
Meitec Corp.	78,111	1,544,422
Nichii Gakkan Company, Ltd.	58,166	672,905
Sohgo Security Services Company, Ltd.	56,173	700,560
Takuma Company, Ltd.	958,000	2,548,628
USS Company, Ltd.	51,080	3,200,894

		16,311,023

Netherlands - 10.42%
Aalberts Industries NV	240,220	2,952,635
Draka Holding NV *	262,838	4,723,417
Imtech NV	132,073	3,204,803
OPG Groep NV	189,478	2,997,665
SBM Offshore NV	130,024	2,704,306
TKH Group NV	201,289	3,149,352
USG People NV *	296,014	4,806,511

		24,538,689

Norway - 1.48%
Tomra Systems ASA	758,890	3,474,794
Philippines - 0.15%
First Gen Corp. *	799,500	350,181
Singapore - 0.18%
Huan Hsin Holdings, Ltd. *	2,502,298	434,140
South Korea - 8.78%
Binggrae Company, Ltd.	58,460	1,965,463
Busan Bank	375,820	3,381,483
Daeduck Electronics Company, Ltd.	336,490	1,485,584

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Cap Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Daegu Bank	306,480	$3,567,602
Halla Climate Control Company, Ltd.	332,220	3,176,748
Intops Company, Ltd.	86,071	1,305,171
Sindo Ricoh Company, Ltd.	74,213	3,447,033
Youngone Corp. *	375,880	2,341,538

		20,670,622

Spain - 1.72%
Sol Melia SA	509,782	4,046,024
Sweden - 1.47%
D. Carnegie & Company AB *	739,376	0
Niscayah Group AB	1,871,930	3,449,669

		3,449,669

Switzerland - 4.10%
Panalpina Welttransport Holding AG	49,410	3,927,792
Verwaltungs & Privat Bank AG	33,515	3,629,449
Vontobel Holding AG	60,349	2,101,321

		9,658,562

Taiwan - 6.85%
Acbel Polytech, Inc.	1,670,505	1,030,421
D-Link Corp.	1,621,668	1,245,438
Giant Manufacturing Company, Ltd.	1,547,400	3,929,426
KYE System Corp.	3,198,067	2,893,890
Simplo Technology Company, Ltd.	51,596	232,262
Ta Chong Bank, Ltd. *	19,555,000	2,962,247
Taiwan Fu Hsing Industrial Company, Ltd.	2,164,000	1,076,768
Test-Rite International Company, Ltd.	6,015,299	2,755,911

		16,126,363

Thailand - 4.79%
Bank of Ayudhya PCL, Foreign Shares	7,199,900	3,795,699
Bank of Ayudhya PCL, NVDR	990,900	522,786
Glow Energy PCL	2,438,325	2,204,602
Siam City Bank PCL	3,525,600	2,239,134
Total Access Communication PCL (a)	2,583,260	2,514,034

		11,276,255

United Kingdom - 9.83%
Bodycote PLC	1,079,815	2,959,155
Burberry Group PLC	381,359	2,984,919
Fiberweb PLC	3,126,880	3,407,947
Future PLC	4,299,255	1,452,729
Game Group PLC	1,088,345	2,892,302
Henderson Group PLC	2,761,970	5,752,463
Yule Catto & Company PLC	1,646,994	3,680,052

		23,129,567

United States - 1.74%
Steiner Leisure, Ltd. *	123,205	4,092,870

TOTAL COMMON STOCKS (Cost $246,600,088)		$236,592,436

SHORT TERM INVESTMENTS - 3.35%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	677,437	$6,782,026
Paribas Corp.
0.16% due 09/01/2009	$1,115,000	$1,115,000

TOTAL SHORT TERM INVESTMENTS (Cost $7,896,180)		$7,897,026

Total Investments (International Small Cap Fund) (Cost $254,496,268) - 103.86%		$244,489,462
Other assets and liabilities, net - (3.86)%		(9,092,315)

TOTAL NET ASSETS - 100.00%		$235,397,147

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Apparel & Textiles	12.23%
Banking	8.54%
Financial Services	7.08%
Industrial Machinery	5.30%
Retail Trade	4.59%

International Small Company Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 104.72%
Australia - 7.28%
Acrux, Ltd. *	23,000	$25,582
Adelaide Brighton, Ltd.	62,860	144,982
Aditya Birla Minerals, Ltd. *	40,783	36,412
AED Oil, Ltd. *	18,722	10,697
AJ Lucas Group, Ltd.	9,034	32,421
Alchemia, Ltd. *	43,512	16,188
Alesco Corp., Ltd.	12,775	46,174
Alkane Resources, Ltd. *	7,000	2,098
Alliance Resources, Ltd. *	40,937	27,009
Amalgamated Holdings, Ltd.	14,652	69,310
Andean Resources, Ltd. * (a)	26,470	47,400
Ansell, Ltd.	13,809	112,307
APA Group, Ltd	19,000	47,111
APN News & Media, Ltd.	49,661	79,674
Aquila Resources, Ltd. *	11,253	67,063
ARB Corp., Ltd.	7,583	27,268
Atlas Iron, Ltd. *	25,974	35,165
Ausenco, Ltd.	8,359	34,150
Austal, Ltd.	12,569	31,223
Austar United Communications, Ltd. *	71,484	62,825
Austereo Group, Ltd.	17,955	23,197
Australian Agricultural Company, Ltd.	21,026	27,628
Australian Infrastructure Fund	53,659	70,708
Australian Worldwide Exploration, Ltd. *	56,285	122,136
Automotive Holdings Group, Ltd	11,804	19,565
AVJennings, Ltd.	48,073	16,069
Avoca Resources, Ltd. *	27,026	40,067
AWB, Ltd.	42,347	46,339
Babcock & Brown Wind Partners, Ltd	70,305	80,342
Beach Petroleum, Ltd.	104,064	69,440
Becton Property Group *	11,935	1,161

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Bendigo Mining, Ltd. *	20,172	$4,001
Biota Holdings, Ltd. *	39,986	68,215
Blackmores, Ltd.	1,531	25,600
Bradken, Ltd.	17,089	90,532
Brickworks, Ltd.	375	4,380
Brockman Resources, Ltd. *	19,435	22,349
Cabcharge Australia, Ltd.	12,784	63,855
Campbell Brothers, Ltd.	5,115	104,077
Cardno, Ltd.	9,180	35,222
Carnarvon Petroleum, Ltd. *	59,353	26,233
CBH Resources, Ltd. *	190,383	16,037
Cellestis, Ltd.	15,855	48,234
Ceramic Fuel Cells, Ltd. *	126,217	19,637
Challenger Financial Services Group, Ltd.	38,919	102,640
Charter Hall Group, Ltd	76,583	34,264
Citadel Resource Group, Ltd. *	142,315	40,909
Clough, Ltd.	62,454	47,808
Coal of Africa, Ltd. *	56,451	88,644
Cockatoo Coal, Ltd. *	54,635	16,608
Coeur d’Alene Mines Corp. *	3,660	55,885
Coffey International, Ltd.	16,002	28,311
Comdek, Ltd. *	9,069	3,783
Compass Resources NL *	15,577	1,975
ConnectEast Group (Placement Shares) *	47,500	13,248
ConnectEast Group	95,000	30,545
Corporate Express Australia, Ltd.	7,291	25,555
Count Financial, Ltd.	16,149	20,184
Crane Group, Ltd.	7,439	65,592
CuDeco, Ltd. *	10,337	41,382
Customers, Ltd. *	27,207	63,221
Deep Yellow, Ltd. *	56,297	13,719
Dominion Mining, Ltd.	6,473	22,037
Eastern Star Gas, Ltd. *	47,736	42,495
Emeco Holdings, Ltd.	86,005	55,729
Emitch, Ltd.	31,275	22,985
Energy Developments, Ltd.	10,667	24,299
Energy World Corp., Ltd. *	186,552	79,514
Entertainment Media & Telecoms Corporation, Ltd. *	26,746	9,715
Envestra, Ltd.	71,715	29,609
Extract Resources, Ltd. *	22,986	196,272
Ferraus, Ltd. *	30,170	14,599
FKP Property Group, Ltd.	180,952	111,527
Fleetwood Corp., Ltd.	6,547	43,158
FlexiGroup, Ltd.	67,000	81,946
Flight Centre, Ltd.	4,324	52,591
Forest Enterprises Australia, Ltd.	29,109	5,902
Futuris Corp., Ltd.	97,206	34,686
Geodynamics, Ltd. *	31,447	25,460
Gindalbie Metals, Ltd. *	44,120	30,849
GrainCorp., Ltd. *	6,067	40,064
Grange Resources Corp., Ltd. *	20,914	6,024
Great Southern Plantations, Ltd. *	47,114	4,778
GUD Holdings, Ltd.	7,452	55,794
Gunns, Ltd.	87,176	88,836
GWA International, Ltd.	27,088	59,501
Hastie Group, Ltd.	29,711	45,295
Healthscope, Ltd. (a)	23,243	91,715
Heron Resources, Ltd. *	9,000	1,671
HFA Holdings, Ltd.	76,943	18,006
Hills Industries, Ltd.	27,322	40,738
Horizon Oil, Ltd. *	97,753	16,321
Housewares International, Ltd.	19,121	21,002
IBA Health, Ltd. *	53,086	39,008
IBT Education, Ltd.	33,146	95,255
iiNET, Ltd.	9,172	16,275
Imdex, Ltd.	41,654	27,071
Independence Group NL	20,247	74,318
Indophil Resources NL *	41,044	23,832
Industrea, Ltd.	131,760	52,536
Infomedia, Ltd.	45,314	16,881
Intrepid Mines, Ltd. *	43,561	11,080
Invocare, Ltd.	12,728	59,912
IOOF Holdings, Ltd.	23,456	89,952
Iress Market Technology, Ltd.	9,510	66,199
Jabiru Metals, Ltd. *	30,000	9,049
JB Hi-Fi, Ltd.	9,740	146,350
Kagara Zinc, Ltd. *	47,616	36,760
Karoon Gas Australia, Ltd. *	18,847	171,301
Kimberley Metals, Ltd. *	16,629	1,940
Kingsgate Consolidated, Ltd. *	12,448	80,438
Linc Energy, Ltd. *	21,505	24,951
Lynas Corp, Ltd. *	71,849	38,883
MacArthur Coal, Ltd.	10,233	74,380
Macmahon Holdings, Ltd.	85,483	42,222
Macquarie Media Group, Ltd.	16,487	19,491
Mantra Resources, Ltd. *	2,000	5,874
Marion Energy, Ltd. *	54,928	8,350
McPherson’s, Ltd.	18,009	32,862
Mermaid Marine Australia, Ltd.	21,903	51,775
Metals X, Ltd. *	128,000	12,429
Minara Resources, Ltd. *	52,139	41,218
Mincor Resources NL	36,432	72,191
Mineral Deposits, Ltd. *	53,900	30,050
Mineral Resources, Ltd.	12,820	57,761
Mirabela Nickel, Ltd. *	21,706	50,862
Molopo Australia, Ltd. *	22,468	22,590
Monadelphous Group, Ltd.	6,905	75,757
Mortgage Choice, Ltd.	19,081	17,622
Mosaic Oil NL *	67,228	6,813
Mount Gibson Iron, Ltd. *	151,507	127,976
Murchison Metals, Ltd. *	35,041	53,148
Nexus Energy, Ltd. *	55,118	18,369
Oakton, Ltd.	9,591	20,696
Pacific Brands, Ltd. *	174,508	164,287
Pan Australian Resources, Ltd. *	273,917	92,801
Pan Pacific Petroleum NL *	67,247	32,169
PaperlinX, Ltd.	65,071	37,905
Peet & Company, Ltd.	31,380	49,214
Perilya, Ltd. *	22,845	7,938
Perpetual Trust of Australia, Ltd.	4,327	150,337
Perseus Mining, Ltd. *	31,837	23,608

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Pharmaxis, Ltd. *	15,951	$30,566
Photon Group, Ltd.	15,516	22,211
Platinum Australia Ltd *	40,203	30,045
PMP, Ltd.	52,580	33,619
Premier Investments, Ltd.	8,238	49,301
Prime Television, Ltd.	15,587	8,562
Primelife Corp., Ltd. *	66,564	11,243
Programmed Maintenance Services, Ltd.	14,472	46,457
pSivida Corp. *	2,379	6,434
Ramsay Health Care, Ltd.	11,270	99,957
RCR Tomlinson, Ltd. *	22,598	17,536
Realestate.com.au, Ltd. *	2,110	12,989
Reckon, Ltd.	14,138	18,140
Redflex Holdings, Ltd.	4,944	10,153
Resolute Mining, Ltd. *	43,345	23,405
Ridley Corp., Ltd.	27,918	24,978
Riversdale Mining, Ltd. *	16,160	84,295
Roc Oil Company, Ltd. *	81,308	45,729
SAI Global, Ltd.	18,966	53,670
Sally Malay Mining, Ltd.	55,567	116,298
Salmat, Ltd.	11,402	38,040
Sedgman, Ltd.	10,879	14,119
Seek, Ltd.	21,315	96,446
ServCorp, Ltd.	10,693	32,314
Service Stream, Ltd.	5,752	2,186
Seven Network, Ltd. *	11,011	59,114
Sigma Pharmaceuticals, Ltd.	83,451	84,987
Silex Systems, Ltd. *	11,943	72,001
SMS Management & Technology, Ltd.	12,633	46,198
SP Telemedia, Ltd.	63,587	45,390
Specialty Fashion Group, Ltd.	51,331	38,088
Sphere Investments Ltd *	18,205	20,510
Spotless Group, Ltd.	25,238	53,276
St. Barbara, Ltd. *	137,516	27,288
Straits Resources, Ltd. *	61,211	107,966
STW Communications Group, Ltd.	36,346	24,094
Sundance Resources, Ltd. *	155,154	24,208
Super Cheap Auto Group, Ltd.	10,824	46,525
Swick Mining Services, Ltd. *	30,800	16,511
Talent2 International, Ltd. *	6,000	6,042
Tamaya Resources, Ltd. * (a)	219,476	0
Tap Oil, Ltd. *	17,366	16,504
Tassal Group, Ltd.	16,716	23,874
Technology One, Ltd.	32,670	23,192
Ten Network Holdings, Ltd.	36,136	37,838
Terramin Australia, Ltd. *	14,500	8,810
TFS Corp., Ltd.	21,282	21,217
Thakral Holdings Group, Ltd.	87,931	28,910
The Reject Shop, Ltd.	2,608	29,426
Tower Australia Group, Ltd.	27,017	57,040
Tox Free Solutions, Ltd. *	12,213	21,122
Transfield Services, Ltd.	45,114	153,716
Transpacific Industries Group, Ltd.	2,950	3,391
UXC, Ltd.	35,986	26,746
Virgin Blue Holdings, Ltd. *	61,210	20,150
Watpac, Ltd.	10,289	14,478
WDS, Ltd.	23,751	39,420
West Australian Newspapers Holdings, Ltd.	19,708	111,243
Western Areas NL * (a)	14,776	63,101
White Energy Company, Ltd. *	20,704	47,428
Whitehaven Coal, Ltd.	31,502	89,324
WHK Group, Ltd.	26,888	22,707
Wide Bay Australia, Ltd.	3,868	30,154
Windimurra Vanadium, Ltd. *	26,928	0
Wotif.com Holdings, Ltd.	10,660	50,056

		9,090,898

Austria - 1.12%
Agrana Beteiligungs AG	672	65,993
Andritz AG	4,647	211,908
A-TEC Industries AG *	1,566	25,450
Austrian Airlines AG *	13,651	87,282
BWIN Interactive Entertainment AG *	3,315	130,496
BWT AG	1,074	29,573
Constantia Packaging AG	1,455	62,903
EVN AG	2,243	46,549
Flughafen Wien AG	1,118	47,332
Intercell AG *	4,221	151,446
Lenzing AG	163	54,736
Mayr-Melnhof Karton AG	705	67,243
Oesterreichische Post AG	4,024	108,292
Palfinger AG	1,770	42,692
RHI AG *	2,919	77,501
Rosenbauer International AG	481	20,828
S&T System Integration & Technology Distribution AG *	487	8,460
Schoeller-Bleckmann Oilfield Equipment AG	1,107	45,246
Uniqa Versicherungen AG	4,818	94,774
Warimpex Finanz- und Beteiligungs AG *	3,221	13,544

		1,392,248

Belgium - 1.42%
Ackermans & Van Haaren NV	2,257	165,857
Agfa Gevaert NV *	16,167	83,851
Banque Nationale de Belgique	21	79,802
Barco NV *	1,197	58,439
Bekaert SA	1,142	152,160
Compagnie d’Entreprises (CFE)	756	37,703
Compagnie Immobiliere de Belgique SA *	645	19,236
Compagnie Maritime Belge SA	1,734	53,918
Duvel Moortgat SA	382	23,001
Econocom Group SA	1,728	18,286
Elia System Operator SA/NV	2,308	87,506
Euronav NV	2,444	47,768
EVS Broadcast Equipment SA	1,071	68,318
Exmar NV	2,007	30,248
Image Recognition Integrated Systems	78	5,348
International Brachytherapy SA *	5,699	35,386
Ion Beam Applications SA	2,739	29,840
Kinepolis Group NV	391	14,616
Lotus Bakeries SA	34	14,381
Melexis NV	3,310	28,201
Omega Pharma SA	1,655	63,968

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Belgium (continued)
Roularta Media Group NV *	668	$14,809
SA D’Ieteren Trading NV	498	152,165
Sapec SA	305	30,175
Sioen Industries NV	1,985	14,039
Sipef SA	1,700	86,581
Telenet Group Holding NV *	4,761	113,394
Tessenderlo Chemie NV	2,408	84,104
Umicore	4,849	131,654
Van De Velde NV	796	33,439

		1,778,193

Bermuda - 0.05%
Frontline, Ltd.	2,650	59,626
Canada - 8.29%
Absolute Software Corp. *	3,900	20,128
Aecon Group, Inc. *	5,399	54,249
AGF Management, Ltd.	8,493	114,430
Alamos Gold, Inc. *	13,660	120,535
Alexco Resource Corp. *	5,500	11,756
Altius Minerals Corp. *	2,400	12,540
Anderson Energy, Ltd. *	20,300	13,907
Angiotech Pharmaceuticals, Inc. *	20,094	34,324
Anvil Mining, Ltd. *	12,049	27,846
Aquiline Resources, Inc. *	8,400	17,034
Astral Media, Inc.	5,081	146,895
Atrium Innovations, Inc. *	3,200	39,169
ATS Automation Tooling Systems, Inc. *	8,723	35,219
Augusta Resource Corp. *	17,500	33,409
Aurizon Mines, Ltd. *	17,846	77,921
Axia NetMedia Corp. *	9,200	12,438
B2Gold Corp. *	14,146	9,045
Baffinland Iron Mines Corp. *	24,800	9,514
Baja Mining Corp. *	16,100	8,383
Ballard Power Systems, Inc. *	9,800	16,919
Bankers Petroleum, Ltd. *	43,086	155,460
Bellus Health, Inc. *	3,500	607
Bioms Medical Corp. *	9,900	2,758
Birch Mountain Resources, Ltd. *	11,200	51
Birchcliff Energy, Ltd. *	10,153	62,138
BNK Petroleum, Inc. *	12,925	8,146
Boralex, Inc., Class A *	3,000	24,965
Breaker Energy, Ltd., Class A *	5,200	21,375
Breakwater Resources, Ltd. *	63,300	13,877
Calfrac Well Services, Ltd.	2,900	32,848
Calvalley Petroleums, Inc., Class A *	9,777	18,755
Canaccord Capital, Inc. *	9,300	76,881
Canada Bread Company, Ltd.	2,740	110,126
Canadian Hydro Developers, Inc. *	13,341	61,907
Canadian Western Bank	6,077	102,694
Canam Group, Inc. *	3,770	23,589
Canfor Corp. *	11,801	58,857
Cangene Corp. *	3,800	15,203
Capstone Mining Corp. *	17,200	43,678
Cardiome Pharma Corp. *	8,400	37,981
Carpathian Gold, Inc. *	20,000	4,933
Cascades, Inc. *	6,669	43,374
Catalyst Paper Corp. *	54,263	14,353
CCL Industries, Inc., Class B	3,327	66,920
CE Franklin, Ltd. *	2,786	15,931
Celestica, Inc. *	20,401	173,495
Celtic Exploration, Ltd. *	3,946	57,023
Chariot Resources, Ltd. *	40,500	15,353
Claude Resources, Inc. *	21,200	12,006
Cogeco Cable, Inc.	1,788	44,310
COM DEV International, Ltd. *	7,500	18,086
Comaplex Minerals Corp. *	5,776	24,059
Connacher Oil and Gas, Ltd. *	47,523	43,410
Constellation Software, Inc.	1,700	54,350
Corby Distilleries, Ltd.	2,222	30,466
Corridor Resources, Inc. *	11,000	25,823
Corus Entertainment, Inc., Class B	9,907	135,472
Cott Corp. *	6,083	39,007
Crew Energy, Inc. *	8,723	49,083
Crew Gold Corp. *	1,862	782
Crystallex International Corp. *	43,800	9,202
Dalsa Corp.	2,800	18,032
Denison Mines Corp. *	22,097	30,277
Descartes Systems Group, Inc. *	4,700	21,037
Detour Gold Corp. *	3,650	34,008
Divestco, Inc. *	2,800	1,304
Dorel Industries, Inc., Class B	2,792	76,868
Dundee Precious Metals, Inc. *	10,200	18,634
DundeeWealth, Inc.	6,076	63,271
Eastern Platinum, Ltd. *	66,523	28,864
Endeavour Silver Corp. *	6,200	13,026
Enghouse Systems, Ltd.	1,100	6,290
Entree Gold, Inc. *	7,500	16,305
Equinox Minerals, Ltd. *	64,145	159,960
Equitable Group, Inc.	1,700	29,504
European Goldfields, Ltd. *	15,219	47,544
Evertz Technologies, Ltd.	3,401	44,860
Exfo Electro Optical Engineering, Inc. *	912	2,741
Fairborne Energy, Ltd. *	8,600	27,966
Flint Energy Services, Ltd. *	3,485	32,852
FNX Mining Company, Inc. *	9,825	82,567
Forsys Metals Corp. * (a)	15,300	55,344
Forzani Group, Ltd., Class A	3,070	44,532
Fraser Papers, Inc. *	4,800	285
Fronteer Development Group, Inc. *	13,680	57,357
Galleon Energy, Inc. *	11,550	54,862
Garda World Security Corp. *	7,700	35,660
Gennum Corp.	4,158	16,902
Gildan Activewear, Inc. *	4,800	98,872
Gluskin Sheff & Associates, Inc.	1,700	26,368
Golden Star Resources, Ltd. *	32,118	85,081
Grande Cache Coal Corp. * (a)	17,700	50,768
Great Basin Gold, Ltd. *	41,400	58,238
Great Canadian Gaming Corp. *	8,850	56,750
Greystar Resources, Ltd. *	4,600	16,177
Guyana Goldfields, Inc. *	7,300	30,007
Hanfeng Evergreen, Inc. *	3,700	18,589
Harry Winston Diamond Corp.	6,172	36,195

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Heroux-Devtek, Inc. *	3,900	$16,352
Highpine Oil & Gas, Ltd. *	6,842	41,999
Home Capital Group, Inc.	3,115	109,719
HudBay Minerals, Inc. *	21,392	164,922
Imax Corp. *	1,500	14,099
Industrial Alliance Insurance and Financial Services, Inc.	7,288	196,388
Intermap Technologies Corp., Class A *	7,800	19,237
International Forest Products, Ltd., Class A *	5,150	12,984
International Royalty Corp.	20,400	73,419
Iteration Energy, Ltd. *	28,160	24,437
Ivanhoe Energy, Inc. *	51,200	78,571
Jinshan Gold Mines, Inc. *	34,900	47,500
KAB Distribution, Inc. *	25,500	14,907
Kimber Resources, Inc. *	1,750	959
Kingsway Financial Services, Inc.	8,700	29,166
Kirkland Lake Gold, Inc. *	5,309	46,022
Lake Shore Gold, Corp. * (a)	13,508	36,276
Laurentian Bank of Canada *	2,691	92,818
Le Chateau, Inc.	2,400	24,882
Leon’s Furniture, Ltd. *	6,709	64,348
Linamar Corp.	12,009	139,314
Lundin Mining Corp. *	11,040	37,514
MacDonald Dettwiler & Associates, Ltd. *	4,105	114,366
Mahalo Energy, Ltd. *	12,900	0
Major Drilling Group International	2,389	49,755
Manitoba Telecom Services, Inc.	1,600	47,777
Maple Leaf Foods, Inc. *	8,894	74,662
March Networks Corp. *	4,400	15,836
Martinrea International, Inc. *	6,018	39,469
Maxim Power Corp. *	6,300	14,042
MDS, Inc. *	15,568	93,287
Mega Uranium, Ltd. *	26,600	28,428
Methanex Corp.	12,067	216,043
Migao Corp. *	3,400	19,970
MKS, Inc.	1,550	12,884
Mosaid Technologies, Inc.	2,700	46,243
Mullen Group, Ltd.	798	10,453
NAL Oil & Gas Trust	1,522	15,710
Neo Material Technologies, Inc. *	10,100	29,430
Norbord, Inc. *	13,900	19,172
North American Palladium, Ltd. *	8,050	22,648
Northgate Minerals Corp. *	25,007	55,736
NuVista Energy, Ltd. *	7,179	64,724
Open Text Corp. *	5,860	206,405
Osisko Mining Corp. *	7,697	50,341
Paladin Labs, Inc. *	1,400	21,254
Pan American Silver Corp. *	2,300	45,002
Paramount Resources, Ltd. *	4,500	41,804
Pason Systems, Inc.	6,895	65,817
Pelangio Exploration, Inc. *	14,200	4,151
Petrolifera Petroleum, Ltd. *	7,550	5,724
Platinum Group Metals, Ltd. *	11,200	11,663
Points International, Ltd. *	16,500	4,974
Polymet Mining Corp. *	13,500	23,430
Progress Energy Resources Corp.	17,757	168,203
QLT, Inc. *	8,200	34,905
Quadra Mining, Ltd. *	9,677	99,356
Quebecor, Inc.	4,193	94,527
Quest Capital Corp.	18,000	16,935
Reitman’s Canada, Ltd., Class A	5,776	79,933
Resin Systems, Inc. *	36,820	12,276
Resverlogix Corp. *	5,300	10,844
Richelieu Hardware, Ltd.	2,200	38,383
Rock Energy, Inc. *	373	678
RONA, Inc. *	13,109	168,121
Rubicon Minerals Corp. *	21,100	64,374
Russel Metals, Inc.	6,737	100,740
Samuel Manu-Tech, Inc.	3,200	12,715
Sandvine Corp. *	21,000	21,484
Savanna Energy Services Corp.	9,568	51,565
SEMAFO, Inc. *	31,200	62,699
ShawCor, Ltd., Class A	6,731	155,555
Sherritt International Corp.	23,900	147,144
Shore Gold, Inc. *	400	237
Sierra Wireless, Inc. *	3,750	31,171
Silver Standard Resources, Inc. *	8,391	153,295
Silvercorp Metals, Inc. (a)	15,795	58,145
Softchoice Corp.	2,000	12,167
Stantec, Inc. *	5,068	131,104
Stella-Jones, Inc.	700	14,700
Storm Cat Energy Corp. *	2,400	16
Storm Exploration, Inc. *	3,762	41,752
SXC Health Solutions Corp. *	2,600	106,304
Tanzanian Royalty Exploration Corp. * (a)	10,900	34,649
Taseko Mines, Ltd. *	19,800	47,929
Tembec, Inc. *	7,330	5,691
The Churchill Corp. *	1,700	23,309
Theratechnologies, Inc. *	6,398	13,851
Thompson Creek Metals Company, Inc. *	13,797	158,670
Toromont Industries, Ltd.	6,593	134,600
Torstar Corp., Class B	7,600	44,500
Transcontinental, Inc., Class A	8,965	77,796
Transglobe Energy Corp. *	8,300	25,853
Transition Therapeutics, Inc. *	3,200	16,983
Trican Well Service, Ltd.	15,300	141,715
Trinidad Drilling, Ltd.	16,500	86,664
TriStar Oil & Gas, Ltd. *	14,589	195,897
Turnkey E&P, Inc. *	1,100	30
Uex Corp. *	14,600	14,537
Uni-Select, Inc.	2,200	54,299
Uranium One, Inc. *	55,113	123,340
Ur-Energy, Inc. *	10,200	8,572
Vecima Networks, Inc. *	2,921	17,183
Vector Aerospace Corp. *	2,100	13,140
Verenex Energy, Inc. *	8,500	58,621
Vitran Corp., Inc. *	300	3,475
Wesdome Gold Mines, Ltd.	17,100	29,990
West Energy, Ltd. *	7,625	17,273
West Fraser Timber Company, Ltd.	3,755	87,465
Western Canadian Coal Corp. *	25,500	61,493
Westport Innovations, Inc. *	3,900	39,045

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Wi-LAN, Inc. *	12,200	$25,520
Winpak, Ltd.	6,500	47,974
Xceed Mortgage Corp. *	1,800	2,910
Xtreme Coil Drilling Corp. *	6,548	26,676
Zarlink Semiconductor, Inc. *	200	126

		10,349,029

Denmark - 1.17%
ALK-Abello A/S	770	54,161
Alm. Brand Skadesforsikring A/S *	1,798	37,138
Ambu A/S	800	14,723
Auriga Industries	2,034	37,643
Bang & Olufsen AS, Series B	4,791	61,449
Bavarian Nordic A/S *	981	45,116
BoConcept Holding A/S *	75	1,547
Bonusbanken A/S *	7,500	1,767
Brodrene Hartmann A/S *	800	11,407
Capinordic A/S *	9,300	4,580
Dalhoff Larsen & Horneman A/S, Series B *	2,500	13,974
Dantherm A/S *	168	877
Det Ostasiatiske Kompagni AS	1,821	62,646
DFDS A/S *	319	20,783
DiBa Bank A/S *	550	12,295
Fionia Bank A/S *	1,250	0
Fluegger A/S, Series B	225	12,805
GN Store Nord A/S *	12,589	67,264
Greentech Energy Systems A/S *	6,004	27,773
Gronlandsbanken *	20	1,544
Harboes Bryggeri A/S	769	20,371
IC Companys A/S	3,450	77,813
Jeudan A/S	395	36,544
Maconomy Corp. *	1,500	1,735
NeuroSearch A/S *	2,032	49,951
Nordjyske Bank A/S *	1,190	29,354
Ostjydsk Bank A/S *	190	17,751
Parken Sport & Entertainment A/S *	216	22,869
PER Aarsleff A/S	518	60,270
Pharmexa A/S *	10,600	1,388
Ringkjoebing Landbobank A/S *	797	97,024
Roskilde Bank A/S *	495	0
Satair A/S	591	16,178
Schouw & Company A/S, Series B	2,568	47,517
SimCorp A/S	551	92,837
Sjaelso Gruppen A/S *	2,935	10,658
Solar Holdings A/S	900	46,833
Spar Nord Bank A/S *	8,152	104,481
Sparbank Vest A/S *	275	7,950
Sydbank AS *	4,119	115,515
Thrane & Thrane A/S	800	22,818
TK Development A/S *	2,524	12,369
TopoTarget A/S *	15,000	7,727
Vestjysk Bank A/S *	3,378	75,808

		1,465,253

Finland - 3.26%
Ahlstrom OYJ	995	12,879
Alma Media Oyj	9,947	98,416
Amer Sports Oyj, A Shares	7,384	78,673
Aspo Oyj	2,534	21,970
Atria PLC	1,229	19,889
BasWare Oyj	299	4,625
Cargotec Corp. Oyj, B Shares	3,438	78,233
Cramo Oyj, Series B	3,712	45,507
Digia PLC	2,622	11,977
Elcoteq SE, A Shares *	353	659
Elektrobit Corp. *	9,773	9,969
Elisa Oyj, Class A	12,181	240,725
Etteplan Oyj	276	1,130
Finnair Oyj *	7,567	44,637
Finnlines Oyj *	4,347	56,770
Fiskars Corp.	6,119	82,722
F-Secure Oyj	10,255	38,292
HK Ruokatalo Oyj, Series A	5,218	64,372
Huhtamaki Oyj	9,309	112,430
Ilkka-Yhtyma Oyj	1,073	11,555
KCI Konecranes Oyj	6,939	196,761
Kemira Oyj (a)	6,037	88,886
Kesko Oyj	7,001	206,288
Lannen Tehtaat Oyj	1,043	20,276
Lassila & Tikanoja Oyj	3,716	86,120
Lemminkainen Oyj	775	29,457
Metso Oyj	5,493	138,700
M-real Oyj, Series B *	22,834	23,041
Nokian Renkaat Oyj (a)	6,213	140,069
Olvi Oyj, Series A	1,234	36,732
Oriola-KD Oyj	22,667	116,278
Orion Oyj, Series A	4,330	74,032
Orion Oyj, Series B	6,759	114,907
Outokumpu Oyj	4,458	94,693
Outotec Oyj	4,469	130,143
Pohjola Bank PLC	10,656	123,380
Ponsse Oyj	2,415	15,751
Poyry Oyj	4,503	76,683
Raisio Oyj	15,131	51,242
Ramirent Oyj	8,097	75,185
Rapala VMC Oyj	617	3,851
Rautaruukki Oyj	3,109	72,833
Ruukki Group Oyj *	42,123	111,160
Sanoma WSOY Oyj (a)	8,267	163,917
Scanfil Oyj	3,082	11,714
Stockmann Oyj Abp, Series A (a)	1,949	52,903
Stockmann Oyj Abp, Series B (a)	2,883	75,019
Talentum Oyj	2,462	6,705
Tecnomen Oyj	15,730	23,029
Teleste Oyj	1,377	7,316
TietoEnator Oyj	7,664	140,395
Uponor Oyj	5,843	98,468
Vacon Oyj	1,338	50,289
Vaisala Oyj, Series A	1,893	69,157
Wartsila Oyg Corp.	2,575	97,744
YIT Oyj	14,717	211,150

		4,069,704

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France - 5.04%
Ales Groupe SA	435	$7,922
Alten SA *	2,039	48,379
Altran Technologies SA *	11,249	40,730
April Group SA	1,609	65,195
Arkema	5,678	185,623
Assystem SA	1,674	16,428
Atos Origin SA *	4,238	199,478
Audika SA	48	1,336
Avanquest Software SA *	1,218	5,031
Bacou Dalloz SA	519	39,107
Beneteau SA	3,926	58,513
Boiron SA	834	31,446
Bonduelle SCA	460	42,369
Bongrain SA *	645	46,161
Bourbon SA	4,224	187,341
Bull SA *	11,140	43,202
Canal Plus SA	6,204	47,064
Carbone Lorraine SA	1,227	38,169
Cegedim SA *	323	28,451
Cegid SA	1,808	42,135
Club Mediterranee SA *	2,192	36,195
Compagnie Plastic Omnium SA	1,369	31,024
Delachaux SA	985	70,468
Electricite de Strasbourg SA *	185	28,153
Esso SAF	269	36,831
Etablissements Maurel et Prom SA	9,645	179,589
Etam Developpement SA *	1,728	36,597
Euler Hermes SA	1,416	95,261
Euro Disney SCA *	3,617	20,493
Exel Industries SA	185	7,266
Faurecia *	2,795	38,542
Financiere Marc de Lacharriere SA (Fimalac)	1,726	90,148
Fleury Michon SA	344	14,492
Gaumont SA	545	30,299
Gemalto NV *	4,134	172,128
GFI Informatique SA	5,737	25,024
GIFI	408	22,232
GL Events SA	1,345	28,454
Groupe Steria SA (a)	2,691	73,940
Guerbet SA	180	26,749
Guyenne & Gascogne SA	699	68,058
Havas SA	36,780	112,500
Infogrames Entertainment SA *	1,705	14,397
Ingenico SA	3,004	73,745
Ipsos SA	2,092	58,329
Kaufman & Broad SA *	1,176	26,813
Korian	1,927	52,378
Laurent-Perrier SA	527	36,687
Lisi SA	728	39,874
LVL Medical Groupe SA *	1,484	30,213
M6-Metropole Television	4,852	110,311
Maisons France Confort SA	709	25,327
Manitou BF SA *	1,754	30,418
Manutan SA	978	54,700
Marseill Tunnel Prado-Carena	219	8,107
Montupet SA *	553	3,323
Naturex	382	16,932
Neopost SA	2,508	207,028
Nexans SA	2,634	193,139
Nexity SA	2,770	104,684
Norbert Dentressangle SA	882	52,500
Orco Property Group SA *	1,119	14,056
Orpea SA *	2,078	101,487
Parrot SA *	453	5,587
Penauille Polyservices SA	7,713	31,777
Pierre & Vacances SA	562	42,724
Rallye SA	1,670	54,470
Remy Cointreau SA	2,399	96,003
Rexel SA *	8,113	104,171
Rhodia SA *	10,589	128,716
Robertet SA	258	29,611
Rubis SA	885	73,189
Saft Groupe SA	1,676	74,302
Samse SA	317	25,430
SEB SA	2,615	130,583
Sechilienne-Sidec SA	1,925	76,086
Silicon-On-Insulator Technologies SA *	8,025	73,671
Societe BIC SA	2,094	128,771
Societe des Bains de Mer & du Cercle des Etrangers a Monaco SA	930	63,875
Societe Industrielle D’Aviations Latecoere SA *	350	2,907
Somfy SA	460	87,753
Sopra Group SA	529	26,940
Spir Communication SA *	493	12,266
SR Teleperformance SA	5,607	193,076
Stallergenes SA	813	61,190
Stef-TFE Group	1,506	85,912
Sucriere de Pithiviers-Le-Vieil SA	59	52,867
Synergie SA	1,224	27,377
Tessi SA	206	13,842
Theolia SA *	2,633	19,244
Toupargel-Agrigel SA	936	19,740
Trigano SA	2,853	48,989
UbiSoft Entertainment SA *	7,630	135,983
Union Financiere de France Banque SA	577	19,527
Valeo SA *	8,209	209,866
Viel & Compagnie SA	6,221	28,112
Vilmorin & Compagnie SA	383	38,469
Virbac SA	457	41,328
VM Materiaux SA	579	36,513
Vranken-Pommery Monopole Group SA	716	32,344
Wendel	2,640	125,075
Zodiac SA	4,062	154,419

		6,285,676

Germany - 5.72%
Aareal Bank AG *	2,669	54,776
Adlink Internet Media AG *	2,151	12,293
Aixtron AG	8,637	169,635
Amadeus Fire AG	724	13,564
Augusta Technologie AG	1,041	12,793
Axel Springer AG	858	75,390
Baader Wertpapierhandelsbank AG	10,243	42,340

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Balda AG *	3,189	$5,404
Bauer AG	995	36,483
Beate Uhse AG *	8,223	8,123
Bechtle AG	1,590	42,761
Bertrandt AG	519	12,572
Bilfinger Berger AG	3,202	198,170
Biotest AG	323	21,013
Boewe Systec AG *	640	4,628
Carl Zeiss Meditec AG	3,844	52,804
Cenit AG *	2,140	13,471
Centrotec Sustainable AG *	2,162	25,033
Cewe Color Holding AG	1,320	46,530
Comdirect Bank AG	3,822	33,618
Conergy AG *	21,120	24,168
Constantin Medien AG *	9,191	24,261
CropEnergies AG *	4,847	19,533
CTS Eventim AG	1,453	62,256
Curanum AG	4,385	18,788
D Logistics AG	4,397	7,173
DAB Bank AG	4,358	22,127
Data Modul AG	578	6,344
Demag Cranes AG (a)	2,393	72,209
Deutsche Wohnen AG *	2,617	46,361
Deutz AG *	14,008	69,872
Douglas Holding AG (a)	3,280	132,853
Drillisch AG *	6,749	35,826
Duerr AG	839	14,680
DVB Bank AG	110	4,100
Elexis AG	1,550	18,888
ElringKlinger AG	2,489	44,843
Evotec AG * (a)	25,197	57,115
Fielmann AG	946	61,100
Freenet AG *	6,763	90,641
Fuchs Petrolub AG	690	43,043
GEA Group AG	4,319	76,565
Gerresheimer AG	3,315	93,480
Gerry Weber International AG	1,545	43,304
Gesco AG	414	22,591
GFK AG	1,781	54,417
GFT Technologies AG	6,130	19,327
Gildemeister AG	4,158	52,640
GPC Biotech AG * (a)	5,604	10,340
Grenkeleasing AG	1,594	57,830
Hamburger Hafen und Logistik AG	1,415	59,257
Hawesko Holding AG	1,124	30,587
Heidelberger Druckmaschinen AG *	8,334	72,677
IDS Scheer AG	3,889	83,568
Indus Holding AG	1,427	23,422
Integralis AG *	30	289
Interseroh AG	294	18,320
Intershop Communications AG *	2,654	6,535
IVG Immobilien AG *	9,797	73,510
IWKA AG *	2,786	45,998
Jenoptik AG *	5,019	24,274
KIZOO AG *	1,380	11,913
Kloeckner & Company SE *	5,255	140,673
Kontron AG	6,351	73,633
Krones AG (a)	1,517	71,597
KSB AG	73	40,946
KWS Saat AG	290	48,627
Lanxess AG	10,005	303,768
Leoni AG	3,001	63,539
Loewe AG	1,145	16,374
Manz Automation AG *	222	14,822
MasterFlex AG *	207	1,234
Mediclin AG	8,179	36,935
Medigene AG *	3,374	24,107
Medion AG	3,090	35,405
MLP AG (a)	4,661	52,453
Mologen AG *	1,346	13,477
Morphosys AG *	2,360	53,053
MTU Aero Engines Holding AG	3,703	156,555
MVV Energie AG	1,391	62,592
Nemetschek AG *	1,050	21,022
Norddeutsche Affinerie AG	3,925	149,733
Nordex AG *	3,399	62,330
P&I Personal & Informatik AG	20	510
Pfeiffer Vacuum Technology AG	1,741	130,116
Pfleiderer AG *	3,609	32,125
Plambeck Neue Energien AG *	5,505	18,582
Praktiker Bau- und Heimwerkermaerkte AG	5,569	71,818
Premiere AG *	41,539	198,590
PVA TePla AG *	1,400	8,210
QSC AG *	22,823	52,742
R. Stahl AG	574	13,129
Rational AG	385	50,989
REpower Systems AG *	129	19,205
Rheinmetall AG	4,984	243,304
Rhoen-Klinikum AG	8,581	192,962
Roth & Rau AG *	692	22,441
Sartorius AG	997	23,320
Schlott Gruppe AG	185	1,327
SGL Carbon AG * (a)	4,960	183,367
SHB Stuttgarter Finanz & Beteiligungs AG	951	25,764
Singulus Technologies AG *	4,178	13,170
Sixt AG	755	20,408
Software AG	1,731	132,603
Solar Millennium AG *	2,631	70,597
Solarworld AG (a)	5,654	120,326
Solon AG Fuer Solartechnik AG * (a)	1,340	18,461
Stada Arzneimittel AG	7,066	159,577
Stratec Biomedical Systems AG	1,403	36,837
Symrise AG	10,780	178,608
Takkt AG	2,729	34,875
Technotrans AG *	258	2,219
Tognum AG	10,881	166,089
TUI AG * (a)	17,170	149,787
United Internet AG *	9,939	140,833
Versatel AG *	2,384	21,717
Vossloh AG	996	117,584
Wacker Construction Equipment AG	1,409	17,223
Washtec AG *	1,640	17,356

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Wincor Nixdorf AG	3,979	$225,664
Wire Card AG	8,598	90,492
Wuerttembergische Lebensversicherung AG	1,339	32,844

		7,137,072

Greece - 1.66%
Agricultural Bank of Greece SA *	21,674	50,300
Alapis Holding Industrial & Commercial SA	61,030	52,855
Anek Lines SA *	24,909	31,600
Athens Stock Exchange SA	6,411	77,450
Athens Water Supply and Sewage CompanySA	2,918	28,089
Bank of Attica SA *	5,492	21,024
Bank of Greece SA	2,122	134,179
Commercial Bank of Greece SA *	8,531	73,900
Diagnostic & Therapeutic Center of AthensHygeia SA	14,012	42,715
Duty Free Shops SA	2,936	29,137
Euromedica SA *	1,362	11,581
Forthnet SA *	14,320	34,597
Fourlis SA	4,391	64,778
Frigoglass SA	2,954	31,927
GEK Group of Companies SA	5,882	52,015
Geniki Bank SA *	27,500	35,696
Greek Postal Savings Bank SA *	7,491	56,206
Halcor SA *	14,007	28,133
Hellenic Petroleum SA	8,233	85,525
Hellenic Technodomiki Tev SA	14,867	128,282
Heracles General Cement SA *	5,225	48,253
Iaso SA	5,049	30,038
Intracom Holdings SA *	28,550	61,698
J&P-Avax SA	7,584	37,239
Lambrakis Press SA *	2,615	7,029
Lavipharm SA *	12,350	25,256
Marfin Financial Group SA Holdings *	46,194	179,468
Maritime Company of Lesvos SA *	26,037	0
Metka SA	2,434	30,906
Michaniki SA	5,586	14,808
Motodynamic SA	321	915
Motor Oil Hellas Corinth Refineries SA	5,091	71,065
Mytilineos Holdings SA	8,401	70,533
Piraeus Port Authority SA	1,280	28,959
Sidenor Steel Products Manufacturing Company SA *	4,142	28,630
Singularlogic SA *	8,145	36,216
Teletypos SA Mega Channel	4,590	34,993
Terna Energy SA	4,982	39,139
Thessaloniki Port Authority SA	488	10,774
Titan Cement Company SA	6,632	192,480
Viohalco SA	8,595	53,239

		2,071,627

Hong Kong - 2.20%
AAC Acoustic Technology Holdings, Inc.	54,000	44,770
Alco Holdings, Ltd.	54,000	17,284
Allied Group, Ltd.	20,000	42,582
Allied Properties HK, Ltd. *	436,000	57,358
Asia Financial Holdings, Ltd.	66,000	21,486
Asia Satellite Telecom Holdings Company, Ltd.	26,220	41,267
Associated International Hotels, Ltd. *	26,000	53,668
C Y Foundation Group, Ltd. *	605,000	7,817
Cafe de Coral Holdings, Ltd.	22,000	46,907
Champion Technology Holdings, Ltd.	327,597	11,646
Chen Hsong Holdings, Ltd.	40,000	12,656
Chevalier International Holdings, Ltd.	16,000	12,393
China Metal International Holdings, Inc.	108,000	22,568
China Sci-Tech Holdings, Ltd. *	263,040	9,174
China Seven Star Shopping, Ltd. *	850,000	8,770
China Solar Energy Holdings, Ltd. *	810,000	11,492
China Zenith Chemical Group, Ltd. *	50,000	1,263
Chong Hing Bank, Ltd.	13,000	23,092
Chow Sang Sang Holdings, Ltd.	30,000	24,979
Chuang’s Consortium International, Ltd.	156,000	11,490
Clear Media, Ltd. *	37,000	16,678
Coastal Greenland, Ltd. *	128,000	9,737
COL Capital, Ltd. *	28,000	4,490
Cross-Harbour Holdings, Ltd.	32,000	26,862
Dah Sing Financial Group	9,600	51,898
Daphne International Holdings, Ltd.	83,317	53,798
Dickson Concepts International, Ltd.	37,000	18,168
EganaGoldpfeil Holdings, Ltd. *	131,750	0
Emperor Capital Group, Ltd. *	33,600	1,738
eSun Holdings, Ltd. *	113,000	16,079
Far East Consortium International, Ltd.	105,750	25,354
First Natural Foods Holdings, Ltd. *	375,000	0
First Sign International Holdings, Ltd.	58,000	28,747
Fubon Bank, Ltd.	46,000	18,788
Galaxy Entertainment Group, Ltd. *	138,000	40,882
Genesis Energy Holdings, Ltd. *	495,000	15,135
Get Nice Holdings, Ltd.	246,000	18,197
Giordano International, Ltd.	199,708	58,472
Glorious Sun Enterprises, Ltd.	88,000	25,314
Golden Resorts Group, Ltd.	500,000	19,666
Great Eagle Holdings, Ltd,	24,000	51,755
Hang Fung Gold Technology, Ltd. *	310,000	0
Harbour Centre Development, Ltd.	37,500	29,018
Heng Tai Consumables Group, Ltd. *	105,000	5,700
Hi Sun Technology China, Ltd. *	237,000	54,204
HKR International, Ltd. *	44,000	17,352
Hongkong & Shanghai Hotels, Ltd.	24,000	27,059
Hung Hing Printing Group, Ltd.	76,216	19,459
Hutchison Harbour Ring, Ltd.	310,000	23,169
i-Cable Communications, Ltd. *	179,000	21,479
Imagi International Holdings, Ltd. *	175,000	9,707
Integrated Distribution Services Group, Ltd.	23,000	34,150
International Luk Fook Holdings, Ltd.	38,000	17,534
ITC Corp., Ltd.	23,635	1,372
Jinhui Holdings, Ltd.	42,000	12,513
Johnson Electronic Holdings, Ltd. *	148,500	58,656
K Wah International Holdings, Ltd.	61,227	16,702
Keck Seng Investments, Ltd.	1,000	439
Kowloon Development Company, Ltd.	44,000	45,179
Lai Sun Development Company, Ltd. *	632,000	10,621
Lippo, Ltd.	31,250	11,720

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Lung Kee Holdings, Ltd.	46,000	$20,192
Matsunichi Communication Holdings, Ltd. *	89,000	33,292
Media Chinese International, Ltd.	30,000	4,413
Melco International Development *	99,000	59,101
Midland Holdings, Ltd.	96,000	69,195
Miramar Hotel & Investment Company, Ltd.	8,000	7,925
Natural Beauty Bio-Technology, Ltd.	80,000	13,199
Norstar Founders Group, Ltd. *	168,000	15,824
Pacific Basin Shipping, Ltd.	146,000	96,982
Pacific Century Premium Developments, Ltd. *	111,000	29,782
Paliburg Holdings, Ltd.	71,380	15,250
Peace Mark Holdings, Ltd. *	180,000	0
Pico Far East Holdings, Ltd.	126,000	18,692
Ports Design, Ltd.	20,000	45,878
Public Financial Holdings, Ltd.	56,000	28,935
PYI Corp., Ltd. *	801	32
Regal Hotels International Holdings, Ltd.	83,200	26,074
REXLot Holdings, Ltd. *	650,000	52,814
Road King Infrastructure, Ltd.	36,000	27,492
Sa Sa International Holdings, Ltd.	62,000	26,170
SEA Holdings, Ltd.	52,000	19,639
Shanghai Zendai Property, Ltd. *	525,000	19,333
Shell Electric Manufacturing Company, Ltd.	36,000	17,418
Shui On Construction & Materials, Ltd.	22,000	24,788
Shun Tak Holdings, Ltd.	66,000	43,831
Singamas Container Holdings, Ltd.	180,000	32,952
Sino-I Technology, Ltd. *	700,000	4,334
Smartone Telecommunications Holdings, Ltd.	35,500	26,904
Stella International Holdings, Ltd.	26,000	43,133
Sun Hung Kai & Company, Ltd.	55,000	47,446
Superb Summit International Timber Company, Ltd. *	3,780,000	22,463
Tack Fat Group International, Ltd. *	200,000	0
TAI Cheung Holdings, Ltd.	49,000	24,377
TAK Sing Alliance Holdings, Ltd.	94,000	21,865
Tan Chong International, Ltd.	63,000	11,543
TCC International Holdings, Ltd. *	53,444	25,154
Techtronic Industries Company, Ltd.	85,500	83,793
Texwinca Holdings, Ltd.	37,961	29,958
Titan Petrochemicals Group, Ltd. *	600,000	15,506
Transport International Holdings, Ltd.	24,800	75,433
Truly International Holdings, Ltd.	20,000	21,119
USI Holding Corp.	38,000	9,183
Vitasoy International Holdings, Ltd.	58,000	33,320
Wai Kee Holdings, Ltd. *	72,000	12,280
Wheelock Properties, Ltd.	70,000	43,401
Wing On Company International, Ltd.	17,000	21,931
Wonson International Holdings, Ltd. *	46,000	3,501
Yip’s Chemical Holdings, Ltd.	32,000	20,154

		2,746,454

Ireland - 1.43%
AER Lingus Group PLC *	25,626	19,500
C&C Group PLC	37,462	139,988
DCC PLC	9,371	227,146
Dragon Oil PLC *	37,057	230,483
Elan Corp. PLC, SADR *	30,100	217,623
FBD Holdings PLC	4,719	49,083
Fyffes PLC	29,278	20,611
Glanbia PLC *	14,700	57,940
Grafton Group PLC *	24,873	128,941
IFG Group PLC	12,100	25,145
Independent News & Media PLC	58,384	23,794
Irish Continental Group PLC *	2,561	44,244
Irish Life & Permanent PLC	30,577	208,623
Kenmare Resources PLC *	114,460	47,767
Kingspan Group PLC	14,645	131,727
McInerney Holdings PLC *	20,779	6,863
Paddy Power PLC	4,237	116,970
United Drug PLC	26,231	88,438

		1,784,886

Italy - 3.88%
Acea SpA	7,361	89,877
Acegas-APS SpA	2,167	14,591
Actelios SpA	3,793	20,786
Aedes SpA *	6,455	1,895
Amplifon SpA *	8,041	28,440
Ansaldo STS SpA	6,306	127,584
Astaldi SpA	5,883	48,811
Autogrill SpA *	11,596	131,106
Azimut Holding SpA	14,547	167,951
Banca Finnat Euramerica SpA	10,675	10,373
Banca Generali SpA	10,115	101,236
Banca IFIS SpA	3,357	39,441
Banca Intermobiliare SpA *	15,988	73,794
Banca Popolare dell’Etruria e del Lazio SpA	8,572	60,232
Banca Popolare di Milano SpA	37,799	285,861
Banca Profilo SpA *	11,108	16,772
Banco di Desio e della Brianza SpA	4,149	27,613
Benetton Group SpA, SADR	200	3,822
Benetton Group SpA	6,078	57,930
Bonifica Ferraresi e Imprese Agricole SpA	261	13,878
Brembo SpA	3,286	25,676
Bulgari SpA	15,798	114,724
Caltagirone Editore SpA	5,211	14,261
Caltagirone SpA	7,345	27,705
Cementir SpA	6,234	31,629
CIR-Compagnie Industriali Riunite SpA *	40,078	82,436
Credito Artigiano SpA	23,255	66,432
Credito Bergamasco SpA	831	32,564
Credito Emiliano SpA *	9,807	60,875
Danieli & Company SpA	1,785	37,728
Davide Campari Milano SpA	12,758	108,311
De Longhi SpA	22,152	69,918
DiaSorin SpA	2,212	69,609
Digital Multimedia Technologies SpA *	1,056	13,615
EEMS Italia SpA *	5,583	9,015
ERG SpA	5,330	76,132
Esprinet SpA	4,770	49,906
Eurotech SpA *	3,019	13,466
Fastweb SpA *	1,771	46,934
Fiera Milano SpA	2,228	15,850
Gemina SpA *	51,524	39,928

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Geox SpA	7,878	$69,182
Gewiss SpA	9,305	37,981
GreenergyCapital SpA *	175	136
Gruppo Beghelli SpA	13,844	14,991
Gruppo Coin SpA *	12,232	59,427
Gruppo Editoriale L’Espresso SpA *	19,434	42,104
Hera SpA	55,937	138,324
Immsi SpA *	45,199	53,864
Impregilo SpA	32,104	130,846
Indesit Company SpA *	4,379	30,044
Industria Macchine Automatiche SpA	1,088	19,661
Interpump SpA *	7,154	37,053
Iride SpA	27,130	51,413
Italcementi SpA	1,849	27,790
Italmobiliare SpA *	787	36,124
Juventus Football Club SpA *	8,911	13,239
KME Group SpA	17,570	12,753
Marr SpA	4,841	42,362
Milano Assicurazioni SpA	25,516	84,188
Mondadori (Arnoldo) Editore SpA *	12,390	53,416
Nice SpA	7,759	31,615
Panariagroup Industrie Ceramiche SpA	3,544	10,910
Permasteelisa SpA *	1,525	29,474
Piccolo Credito Valtellinese SCRL	22,405	235,024
Pirelli & C Real Estate SpA *	5,311	4,649
Pirelli & Company SpA *	298,175	143,203
Premafin Finanziaria SpA *	46,025	64,638
Prysmian SpA	9,399	176,136
Recordati SpA	9,506	64,163
Risanamento SpA *	13,318	10,136
Sabaf SpA	962	20,785
SAES Getters SpA	1,812	18,758
Safilo Group SpA *	22,079	14,059
Save SpA	3,345	24,510
Seat Pagine Gialle SpA *	2,391	623
Snai SpA *	10,789	47,716
Societa’ Cattolica di Assicurazioni SCRL *	5,185	176,364
Societa Iniziative Autostradali e Servizi SpA	6,448	49,272
Socotherm SpA *	2,703	5,522
Sogefi SpA *	7,700	15,903
Sol SpA	6,441	35,206
Sorin SpA *	67,066	108,736
Stefanel SpA *	22,945	12,649
Telecom Italia Media SpA *	321,936	54,579
Tiscali SpA *	63,246	30,488
Tod’s SpA	1,444	90,237
Trevi Finanziaria SpA	2,918	47,738
Vianini Lavori SpA	4,508	31,883

		4,838,581

Japan - 26.34%
Accordia Golf Company, Ltd. *	49	48,556
Achilles Corp.	20,000	33,612
Adeka Corp.	8,891	89,295
Aderans Company, Ltd.	4,600	62,722
Advanex, Inc. *	2,000	1,756
Aeon Delight Company, Ltd.	2,100	30,766
AI Holdings Corp.	4,300	15,270
Aica Kogyo Company, Ltd.	5,400	55,680
Aichi Bank, Ltd.	800	72,991
Aichi Machine Industry Company, Ltd.	7,000	20,347
Aichi Steel Corp.	10,000	42,472
Aichi Tokei Denki Company, Ltd.	6,000	17,534
Aida Engineering, Ltd.	7,500	26,024
Aiphone Company, Ltd.	1,900	33,119
Aisan Industry Company, Ltd.	3,200	25,399
Akebono Brake Industry Company, Ltd.	6,300	49,153
Akita Bank, Ltd.	28,000	112,830
Aloka Company, Ltd.	1,800	17,033
Alpen Company, Ltd.	2,300	38,769
Alpha Corp.	1,000	5,827
Alpha Systems, Inc.	600	13,165
Alpine Electronics, Inc.	4,115	39,367
Alps Electric Company, Ltd.	18,500	111,395
Alps Logistics Company, Ltd.	2,000	19,089
Amano Corp.	5,900	53,104
Ando Corp.	10,000	14,817
Anest Iwata Corp.	6,000	20,754
Anritsu Corp.	10,297	39,662
AOC Holdings, Inc.	3,400	26,272
AOKI Holdings, Inc.	3,200	35,580
Aomori Bank, Ltd.	16,000	65,664
Aoyama Trading Company, Ltd.	6,300	116,896
Arakawa Chemical Industries, Ltd.	1,700	20,879
Arealink Company, Ltd.	70	5,326
Ariake Japan Company, Ltd.	2,100	32,797
Arisawa Manufacturing Company, Ltd.	3,200	25,761
Aronkasei Company, Ltd.	4,000	15,746
Art Corp.	1,300	22,757
As One Corp.	1,500	27,855
Asahi Diamond Industrial Company, Ltd.	7,000	52,276
Asahi Holdings, Inc. *	2,200	37,694
Asahi Organic Chemicals
Industry Company, Ltd.	8,000	21,011
Asahi Tec Corp. *	45,000	19,293
ASATSU-DK, Inc.	2,700	58,300
Asia Securities Printing Company, Ltd.	3,500	25,941
ASKA Pharmaceutical Company, Ltd.	4,000	35,567
ASKUL Corp. *	2,200	43,812
Asunaro Aoki Construction Company, Ltd.	4,000	20,755
Atsugi Company, Ltd.	22,000	30,876
Autobacs Seven Company, Ltd.	3,100	115,988
Avex Group Holdings, Inc. (a)	5,000	45,123
Awa Bank, Ltd.	22,000	131,430
Azel Corp. *	17,000	0
Bando Chemical Industries, Ltd.	9,000	29,095
Bank of Iwate, Ltd.	1,600	93,677
Bank of Nagoya, Ltd.	23,000	104,020
Bank of Okinawa, Ltd.	1,988	78,401
Bank of Saga, Ltd.	20,000	68,803
Bank of the Ryukyus, Ltd. *	3,700	51,153
Best Denki Company, Ltd.	6,500	33,237
Bookoff Corp.	2,100	29,622

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Bunka Shutter Company, Ltd.	6,000	$22,877
CAC Corp.	2,100	15,886
Calsonic Kansei Corp.	20,000	49,268
Canon Electronics, Inc.	2,300	39,312
Canon Finetech, Inc.	2,400	29,036
Capcom Company, Ltd.	4,200	82,646
Catena Corp.	4,600	11,861
Cawachi, Ltd.	2,200	47,301
Central Glass Company, Ltd.	18,432	90,369
Century Leasing System, Inc.	5,700	65,409
Chiba Kogyo Bank, Ltd. *	3,500	30,129
Chiyoda Company, Ltd.	3,000	41,986
Chofu Seisakusho Company, Ltd.	2,600	55,402
Chori Company, Ltd.	23,000	26,107
Chubu Shiryo Company, Ltd.	3,000	26,395
Chudenko Corp.	3,100	51,883
Chuetsu Pulp & Paper Company, Ltd.	10,000	24,409
Chugai Mining Company, Ltd. *	34,900	14,966
Chugai Ro Company, Ltd.	8,000	24,394
Chugoku Marine Paints, Ltd.	6,000	37,784
Chukyo Bank, Ltd.	16,000	50,300
Chuo Denki Kogyo Company, Ltd.	2,000	17,406
Chuo Gyorui Company, Ltd.	3,000	5,827
Circle K Sunkus Company, Ltd.	4,400	71,516
CKD Corp.	5,700	32,909
CMK Corp.	4,000	34,542
Coca-Cola Central Japan Company, Ltd.	2,900	39,888
Cocokara fine Holdings, Inc.	1,430	29,372
Colowide Company, Ltd.	4,500	31,929
Columbia Music Entertainment, Inc. * (a)	29,000	12,396
Commuture Corp.	2,000	14,962
Computer Engineering & Consulting, Ltd.	1,500	10,131
Corona Corp.	900	12,497
Cosel Company, Ltd.	3,100	36,350
Creed Corp.	25	0
CSK Corp. (a)	9,100	43,690
Cybozu, Inc.	45	8,918
D.G. Roland Corp.	1,400	19,910
Dai Nippon Toryo Company, Ltd.	12,000	15,291
Dai-Dan Company, Ltd.	5,000	30,113
Daidoh, Ltd.	2,500	18,520
Daiei, Inc. * (a)	5,900	26,072
Daifuku Company, Ltd.	8,500	58,308
Daihen Corp.	10,000	40,933
Daiho Corp.	10,000	9,513
Daiichi Chuo Kisen Kaisha, Ltd. (a)	12,000	32,967
Daiichi Jitsugyo Company, Ltd.	6,000	19,530
Daiki Aluminium Industry Company, Ltd.	5,000	12,065
Daiko Clearing Services Corp.	3,000	16,916
Daikoku Denki Company, Ltd.	1,600	28,977
Daikyo, Inc. (a)	19,144	49,303
Daimei Telecom Engineering Corp.	4,000	39,037
Dainichi Company, Ltd.	2,100	15,296
Dainippon Ink & Chemicals, Inc.	62,000	96,295
Dainippon Screen ManufacturingCompany, Ltd.	19,000	65,035
Daio Paper Corp.	8,000	76,253
Daisan Bank, Ltd.	18,000	45,156
Daiseki Company, Ltd. (a)	2,900	62,514
Daiso Company, Ltd.	8,000	22,911
Daisyo Corp.	1,100	15,142
Daiwa Industries, Ltd.	5,000	26,871
Daiwa Seiko, Inc.	10,000	13,619
Daiwabo Company, Ltd. (a)	13,000	59,634
DCM Japan Holdings Company, Ltd.	9,520	63,909
Denki Kogyo Company, Ltd.	7,000	35,530
Denyo Company, Ltd.	3,100	25,893
Descente, Ltd.	5,000	23,470
Disco Corp.	1,800	106,108
Doshisha Company, Ltd.	1,000	18,416
Doutor Nichires Holdings Company, Ltd.	3,993	60,169
Dowa Mining Company, Ltd.	27,000	150,886
DTS Corp.	2,700	24,668
Duskin Company, Ltd. *	6,000	110,646
Dwango Company, Ltd.	14	24,098
Dydo Drinco, Inc.	1,300	42,047
E-Access, Ltd.	136	100,153
Ebara Corp.	43,000	192,485
EDION Corp. (a)	8,400	71,817
Ehime Bank, Ltd.	15,253	43,827
Eighteenth Bank, Ltd.	19,000	61,642
Eiken Chemical Company, Ltd.	1,600	20,455
Eizo Nanao Corp.	1,600	36,574
Enplas Corp.	1,800	34,588
Espec Corp.	2,400	15,615
Exedy Corp.	3,100	65,555
F&A Aqua Holdings, Inc.	2,900	32,701
Falco Biosystems, Ltd.	1,500	15,409
Fancl Corp.	3,300	46,299
FCC Company, Ltd. *	3,100	47,483
FDK Corp. *	21,000	32,779
Foster Electric Company, Ltd.	2,500	50,643
FP Corp.	1,200	57,006
France Bed Holdings Company, Ltd.	14,000	22,861
Fudo Tetra Corp. *	13,700	11,885
Fuji Company, Ltd.	2,100	41,094
Fuji Corp., Ltd.	5,000	18,856
Fuji Electric Holdings Company, Ltd.	60,000	114,059
Fuji Kosan Company, Ltd. *	11,000	10,344
Fuji Kyuko Company, Ltd.	8,000	36,135
Fuji Oil Company, Ltd.	6,000	84,076
Fuji Seal International, Inc. *	100	2,117
Fuji Software ABC, Inc.	2,800	52,833
Fujibo Holdings, Inc.	15,000	24,684
Fujicco Company, Ltd.	3,000	34,923
Fujikura Kasei Company, Ltd.	3,400	18,765
Fujita Kanko, Inc.	8,000	34,504
Fujitec Company, Ltd.	8,000	46,217
Fujitsu Frontech, Ltd.	2,000	19,600
Fujitsu General, Ltd.	7,000	23,578
Fujiya Company, Ltd. *	16,000	21,611
Fukui Bank, Ltd.	22,188	74,366

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Fukushima Bank, Ltd.	23,000	$15,500
Fukuyama Transporting Company, Ltd.	15,000	81,658
Fumakilla, Ltd.	3,000	16,214
Funai Consulting Company, Ltd.	3,100	16,542
Furukawa Battery Company, Ltd. *	1,231	11,856
Furukawa Company, Ltd.	26,000	37,503
Fuso Pharmaceutical Industries, Ltd.	8,000	25,752
Futaba Corp.	3,557	61,020
Futaba Industrial Company, Ltd.	5,600	23,326
Fuyo General Lease Company, Ltd.	1,700	37,827
Gakken Company, Ltd.	9,000	20,297
Gecoss Corp.	4,000	18,429
Geo Corp.	43	44,403
Gigas K’s Denki Corp.	4,100	125,240
GMO Internet, Inc.	5,300	23,168
Godo Steel, Ltd.	12,000	29,280
Goldcrest Company, Ltd.	2,130	62,035
Goodwill Group, Inc. *	327	342
Green Hospital Supply, Inc.	21	14,334
GSI Creos Corp. *	11,000	13,346
Gulliver International Company, Ltd.	480	33,476
Gun-Ei Chemical Industry Company, Ltd.	6,000	14,824
Gunze, Ltd.	17,000	77,052
H20 Retailing Corp.	17,000	106,632
Hakuto Company, Ltd.	1,500	15,100
Hakuyosha Company, Ltd.	5,000	13,668
Hanwa Company, Ltd.	20,000	78,519
Harashin Narus Holdings Company, Ltd.	2,000	22,313
Haruyama Trading Company, Ltd.	2,700	13,246
Haseko Corp.	113,500	127,085
Hayashikane Sangyo Company, Ltd. *	14,000	22,022
Hazama Corp.	10,600	12,344
Heiwa Corp.	3,500	39,145
Heiwa Real Estate Company, Ltd.	14,500	50,390
Heiwado Company, Ltd.	3,200	46,818
Hibiya Engineering, Ltd.	3,500	31,441
Higashi-Nippon Bank, Ltd.	17,000	39,396
Hikari Tsushin, Inc.	3,700	79,576
HIS Company, Ltd.	2,100	44,616
Hitachi Cable, Ltd. (a)	17,000	56,440
Hitachi Information Systems, Ltd.	2,300	71,012
Hitachi Koki Company, Ltd.	5,700	60,094
Hitachi Kokusai Electric, Inc.	5,000	35,947
Hitachi Medical Corp.	2,000	19,292
Hitachi Plant Technologies, Ltd.	7,000	45,559
Hitachi Tool Engineering, Ltd.	2,500	22,718
Hitachi Zosen Corp. * (a)	76,500	101,440
Hogy Medical Company, Ltd.	1,200	67,331
Hokkan Holdings, Ltd.	7,000	18,362
Hokuetsu Bank, Ltd.	22,000	44,521
Hokuetsu Paper Mills, Ltd.	12,000	65,098
Hokuriku Electric Industry Company, Ltd.	7,000	13,875
Hokuto Corp.	1,900	44,635
Horiba, Ltd.	3,192	72,116
Hosiden Corp.	5,700	83,620
Howa Machinery, Ltd.	20,000	13,477
I Metal Technology Company, Ltd.	4,000	6,532
IBJ Leasing Company, Ltd.	2,200	31,487
Ichikoh Industries, Ltd.	6,000	10,792
Ichiyoshi Securities Company, Ltd.	4,500	31,674
ICOM, Inc.	1,000	23,635
IDEC Corp.	2,900	24,518
Iino Kaiun Kaisha, Ltd.	8,100	41,996
Imperial Hotel, Ltd.	2,700	54,297
Inaba Denki Sangyo Company, Ltd.	1,500	34,504
Inaba Seisakusho Company, Ltd.	1,900	19,640
Inageya Company, Ltd.	5,000	50,404
Ines Corp.	3,700	32,718
Inui Steamship Company, Ltd.	2,300	16,196
Invoice, Inc.	1,133	20,954
Ise Chemical Corp.	3,000	21,286
Iseki & Company, Ltd. *	17,000	77,398
Ishihara Sangyo Kaisha, Ltd. *	34,000	36,139
Ishii Hyoki Company, Ltd.	1,000	15,151
Itochu Enex Company, Ltd.	6,800	41,687
Itochu-Shokuhin Company, Ltd.	600	20,279
Itoham Foods, Inc.	14,000	48,955
Iwasaki Electric Company, Ltd.	6,000	13,808
Iwatani International Corp.	17,000	50,244
Izumiya Company, Ltd.	7,773	47,586
J. Bridge Corp. *	7,000	2,250
Jalux, Inc.	1,500	21,937
Jamco Corp.	3,000	16,524
Japan Airport Terminal Company, Ltd.	7,000	81,119
Japan Aviation Electronics Industry, Ltd.	6,000	38,262
Japan Cash Machine Company, Ltd.	1,800	17,340
Japan Digital Laboratory Company, Ltd.	2,400	33,296
Japan Pulp & Paper Company, Ltd.	10,000	37,443
Japan Radio Company, Ltd.	13,000	32,520
Japan Servo Company, Ltd.	4,000	21,776
Japan Transcity Corp., Ltd.	8,000	26,944
Japan Vilene Company, Ltd.	3,000	18,567
Japan Wool Textile Company, Ltd.	6,000	46,211
Jastec Company, Ltd.	2,100	11,963
Jeol, Ltd.	8,000	37,314
JFE Shoji Holdings, Inc.	12,000	48,515
JK Holdings Company, Ltd.	3,600	16,176
Joban Kosan Company, Ltd.	8,000	13,136
J-Oil Mills, Inc.	11,000	40,600
Joshin Denki Company, Ltd. (a)	5,000	40,239
Juki Corp.	19,000	25,312
Juroku Bank, Ltd.	34,000	127,095
JVC KENWOOD Holdings, Ltd. *	64,281	35,703
kabu.com Securities Company, Ltd. *	41	51,060
Kabuki-Za Company, Ltd.	1,000	40,839
Kadokawa Holdings, Inc.	1,800	41,293
Kaga Electronics Company, Ltd.	2,700	32,475
Kagawa Bank, Ltd.	7,000	29,719
Kakaku.com, Inc.	18	67,287
Kaken Pharmaceutical Company, Ltd.	7,000	63,859
Kameda Seika Company, Ltd.	1,900	35,739
Kamei Corp.	3,000	18,192

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kanaden Corp.	4,000	$23,927
Kanagawa Chuo Kotsu Company, Ltd.	6,000	34,119
Kanamoto Company, Ltd.	3,000	14,696
Kandenko Company, Ltd.	1,000	6,905
Kanematsu Corp. *	37,000	35,800
Kanematsu Electronics, Ltd.	2,300	21,465
Kanto Auto Works, Ltd.	3,400	34,712
Kanto Denka Kogyo Company, Ltd.	5,000	32,705
Kanto Natural Gas Development, Ltd.	4,000	27,146
Kanto Tsukuba Bank, Ltd.	5,800	19,735
Kasumi Company, Ltd.	5,100	24,468
Katakura Industries Company, Ltd.	3,100	35,383
Kato Sangyo Company, Ltd.	2,400	40,404
Kato Works Company, Ltd.	5,000	12,090
Kawai Musical Instruments Manufacturing Company, Ltd.	11,000	15,537
Kawasumi Laboratories, Inc.	2,000	14,643
Kayaba Industry Company, Ltd.	16,000	42,831
Keihin Company, Ltd.	10,000	14,400
Keihin Corp.	4,100	67,714
Keiyo Company, Ltd. (a)	4,600	23,051
Kenedix, Inc. (a)	99	47,258
Kentucky Fried Chicken Japan, Ltd.	1,000	18,100
KEY Coffee, Inc.	2,000	34,326
Kimura Chemical Plants Company, Ltd.	1,900	21,457
Kinki Nippon Tourist Company, Ltd. *	12,000	13,019
Kinki Sharyo Company, Ltd.	3,000	27,181
Kintetsu World Express, Inc.	2,000	45,841
Kisoji Company, Ltd.	1,800	39,690
Kissei Pharmaceutical Company, Ltd.	3,000	71,353
Kitagawa Iron Works Company, Ltd.	12,000	15,059
Kita-Nippon Bank, Ltd.	900	28,068
Kitano Construction Corp.	8,000	20,305
Kitz Corp.	13,000	59,163
Kiyo Holdings, Inc.	71,395	91,143
Koa Corp.	4,200	40,303
Koatsu Gas Kogyo Company, Ltd.	3,000	18,371
Kohnan Shoji Company, Ltd.	3,300	37,329
Koike Sanso Kogyo Company, Ltd.	5,000	15,429
Kokuyo Company, Ltd.	8,973	81,178
Komatsu Wall Industry Company, Ltd.	1,200	15,911
Komori Corp.	6,224	73,543
Konaka Company, Ltd.	4,600	15,914
Kondotec, Inc.	1,600	11,004
Konishi Company, Ltd.	2,600	23,118
Kosaido Company, Ltd. *	2,300	6,261
Kose Corp.	3,100	74,728
Kosei Securities Company, Ltd.	10,000	12,182
Kumagai Gumi Company, Ltd.	18,000	15,759
Kumiai Chemical Industry Company, Ltd.	4,000	16,974
Kura Corp.	10	24,999
Kurabo Industries, Ltd.	18,000	39,644
Kureha Corp.	13,000	78,610
Kuroda Electric Company, Ltd.	3,600	50,435
Kyoden Company, Ltd.	7,000	10,150
Kyodo Printing Company, Ltd.	9,000	31,294
Kyoei Steel, Ltd.	1,700	40,345
Kyoei Tanker Company, Ltd.	5,000	12,978
Kyokuto Kaihatsu Kogyo Company, Ltd.	3,400	13,797
Kyokuyo Company, Ltd.	11,000	22,687
Kyorin Company, Ltd.	5,000	84,895
Kyoritsu Maintenance Company, Ltd.	1,500	24,792
Kyoto Kimono Yuzen Company, Ltd.	1,500	14,941
Kyowa Exeo Corp.	8,000	80,278
Kyowa Leather Cloth Company, Ltd.	200	858
Kyudenko Corp.	5,000	32,864
Life Corp.	3,500	58,928
Lintec Corp.	3,600	75,428
Livedoor Auto Company, Ltd. *	29,500	11,401
Macnica, Inc.	1,200	20,494
Maeda Corp. (a)	13,000	42,890
Maeda Road Construction Company, Ltd.	7,000	61,508
Maezawa Kasei Industries Company, Ltd.	2,000	22,182
Maezawa Kyuso Industries Company, Ltd.	1,600	25,557
Makino Milling Machine Company, Ltd.	11,575	45,580
Mandom Corp.	2,070	60,157
Marubun Corp.	2,200	14,363
Marudai Food Company, Ltd.	13,000	36,785
Maruei Department Store Company, Ltd.	7,000	12,860
Maruetsu, Inc.	9,000	45,856
Maruha Group, Inc.	39,815	60,306
Marusan Securities Company, Ltd.	6,861	47,081
Maruwa Company, Ltd.	800	18,736
Maruyama Manufacturing Company, Inc.	7,000	15,363
Maruzen Showa Unyu Company, Ltd.	7,000	23,122
Maspro Denkoh Corp.	1,900	17,405
Matsuda Sangyo Company, Ltd.	2,020	30,577
Matsuya Company, Ltd. (a)	3,300	31,652
Max Company, Ltd.	5,000	53,950
Maxvalu Tokai Company, Ltd.	2,000	26,916
MEC Company, Ltd.	2,400	17,088
Megachips Corp.	1,900	42,592
Meidensha Corp.	17,086	92,716
Meiji Shipping Company, Ltd.	3,900	20,392
Meitec Corp.	2,700	53,385
Meito Sangyo Company, Ltd.	900	12,532
Meiwa Estate Company, Ltd.	3,300	23,695
Michinoku Bank, Ltd.	16,000	35,489
Mikuni Coca-Cola Bottling Company, Ltd.	4,000	33,714
Mikuni Corp.	1,000	1,505
Milbon Company, Ltd.	1,400	38,025
Mimasu Semiconductor Industry Company, Ltd.	2,100	28,839
Minato Bank, Ltd.	24,000	34,462
Ministop Company, Ltd.	1,900	31,040
Mitani Corp.	2,500	18,127
Mito Securities Company, Ltd.	6,000	16,391
Mitsubishi Kakoki Kaisha, Ltd.	7,000	21,047
Mitsubishi Paper Mills, Ltd.	29,387	41,350
Mitsubishi Pencil Company, Ltd.	2,300	25,937
Mitsubishi Steel Manufacturing Company, Ltd.	20,000	46,134
Mitsuboshi Belting Company, Ltd.	9,000	38,674

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mitsui High-Tec, Inc.	3,200	$41,027
Mitsui Knowledge Industry Company, Ltd.	104	20,124
Mitsui Mining Company, Ltd.	27,500	36,002
Mitsui Sugar Company, Ltd.	10,000	36,750
Mitsui-Soko Company, Ltd.	11,000	42,656
Mitsumura Printing Company, Ltd.	4,000	14,841
Mitsuuroko Company, Ltd.	4,000	27,680
Miura Company, Ltd.	2,900	72,823
Miyazaki Bank, Ltd.	12,000	50,661
Miyoshi Oil & Fat Company, Ltd.	7,000	11,306
Mizuno Corp.	12,000	53,923
Mochida Pharmaceutical Company, Ltd.	7,000	72,274
Modec, Inc.	2,000	38,954
Monex Group, Inc.	113	47,421
Mori Seiki Company, Ltd.	8,800	100,595
Morinaga & Company, Ltd.	25,000	53,719
Morinaga Milk Industry Company, Ltd.	18,000	78,371
Morita Corp.	3,000	16,539
MOS Food Services, Inc.	2,500	42,678
Moshi Moshi Hotline, Inc.	2,150	41,847
Mr. Max Corp.	3,200	17,076
Musashi Seimitsu Industry Company, Ltd. *	700	12,632
Musashino Bank, Ltd.	3,400	120,145
Mutoh Holdings Company, Ltd. *	8,000	13,796
Nabtesco Corp.	9,000	99,585
Nachi-Fujikoshi Corp.	21,000	48,240
Nagano Bank, Ltd.	2,000	4,479
Nagatanien Company, Ltd.	2,000	18,998
Nakamuraya Company, Ltd.	6,000	30,302
Nakayama Steel Works, Ltd.	11,000	23,288
NEC Electronics Corp. *	4,400	43,016
NEC Fielding, Ltd.	1,900	29,626
NEC Leasing, Ltd.	2,000	31,034
NEC Mobiling, Ltd.	1,600	38,260
NEC Networks & System Integration Corp.	1,800	24,685
Net One Systems Company, Ltd.	50	81,887
Netmarks, Inc. *	29	8,878
Neturen Company, Ltd.	4,500	34,740
New Tachikawa Aircraft Company, Ltd.	700	37,608
Nice Corp.	4,000	9,497
Nichia Steel Works, Ltd.	4,000	15,139
Nichias Corp.	12,000	45,953
Nichicon Corp.	6,273	86,334
Nichiha Corp.	3,100	25,145
Nichii Gakkan Company, Ltd.	4,700	54,373
Nichimo Corp.	29,000	312
NICHIREI Corp.	27,000	103,867
Nichireki Company, Ltd.	1,000	4,032
Nidec Copal Corp.	2,600	29,562
Nidec Sankyo Corp.	6,000	34,890
Nidec Tosok Corp.	1,500	11,527
Nifco, Inc.	4,904	87,071
Nihon Chouzai Company, Ltd.	540	13,915
Nihon Dempa Kogyo Company, Ltd.	2,000	44,946
Nihon Eslead Corp.	2,000	27,790
Nihon Inter Electronics Corp.	5,000	16,268
Nihon Kohden Corp.	3,500	57,218
Nihon Matai Company, Ltd.	12,000	14,154
Nihon Nohyaku Company, Ltd.	3,000	24,778
Nihon Parkerizing Company, Ltd.	5,000	61,277
Nihon Unisys, Ltd.	5,900	50,263
Nihon Yamamura Glass Company, Ltd.	13,000	41,112
Nikkiso Company, Ltd.	5,000	39,415
Nikko Company, Ltd.	5,000	14,450
Nippo Corp.	6,000	51,838
Nippon Beet Sugar Manufacturing Company, Ltd.	15,000	42,108
Nippon Carbon Company, Ltd.	13,000	46,602
Nippon Ceramic Company, Ltd.	2,500	33,633
Nippon Chemical Industrial Company, Ltd.	8,000	26,914
Nippon Chemi-Con Corp.	12,271	47,160
Nippon Chemiphar Company, Ltd. (a)	5,000	18,975
Nippon Denko Company, Ltd.	8,000	60,977
Nippon Densetsu Kogyo Company, Ltd.	5,000	49,465
Nippon Denwa Shisetsu Company, Ltd.	6,000	19,617
Nippon Felt Company, Ltd.	2,700	11,837
Nippon Filcon Company, Ltd.	3,100	16,076
Nippon Flour Mills Company, Ltd.	14,000	71,902
Nippon Gas Company, Ltd.	2,400	36,903
Nippon Kanzai Company, Ltd.	800	12,577
Nippon Kasei Chemical Company, Ltd.	9,000	20,718
Nippon Kayaku Company, Ltd.	12,000	104,564
Nippon Koei Company, Ltd.	9,000	30,569
Nippon Konpo Unyu Soko Company, Ltd.	7,000	85,638
Nippon Light Metal Company, Ltd.	48,000	54,841
Nippon Metal Industry Company, Ltd.	16,000	35,358
Nippon Paint Company, Ltd.	21,000	118,658
Nippon Parking Development Company, Ltd.	293	16,255
Nippon Piston Ring Company, Ltd.	13,000	15,905
Nippon Road Company, Ltd.	8,000	20,565
Nippon Seiki Company, Ltd. *	5,000	58,312
Nippon Sharyo, Ltd.	13,000	85,546
Nippon Shinyaku Company, Ltd.	5,000	64,575
Nippon Signal Company, Ltd.	4,600	45,991
Nippon Soda Company, Ltd.	15,000	70,856
Nippon Suisan Kaisha, Ltd.	25,265	75,411
Nippon Synthetic Chemical Industry Company, Ltd.	4,000	26,805
Nippon System Development Company, Ltd.	4,115	43,595
Nippon Thompson Company, Ltd.	7,000	42,795
Nippon Valqua Industries, Ltd.	11,000	24,436
Nippon Yakin Kogyo Company, Ltd.	9,500	54,917
Nippon Yusoki Company, Ltd.	5,000	12,871
Nippon Zeon Company, Ltd.	17,000	83,035
Nipro Corp.	5,000	106,613
Nishimatsu Construction Company, Ltd.	30,000	53,169
Nishimatsuya Chain Company, Ltd.	5,400	53,894
Nissan Shatai Company, Ltd.	8,277	67,814
Nissei Corp.	3,700	28,741
Nissei Plastic Industrial Company, Ltd.	4,000	13,388
Nissen Company, Ltd.	4,600	15,300
Nisshin Fudosan Company, Ltd.	3,000	15,743
Nisshin Oillio Group, Ltd.	11,000	58,495

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nissin Corp.	11,000	$30,286
Nissin Electric Company, Ltd.	6,000	33,299
Nissin Kogyo Company, Ltd.	4,200	54,425
Nissui Pharmaceutical Company, Ltd.	2,600	21,203
Nitta Corp.	3,100	49,206
Nittan Valve Company, Ltd.	4,000	15,420
Nittetsu Mining Company, Ltd.	7,000	34,267
Nitto Boseki Company, Ltd.	25,229	49,859
Nitto Kogyo Corp.	3,600	34,236
Nitto Kohki Company, Ltd.	1,700	33,583
Nitto Seiko Company, Ltd.	4,000	10,740
NOF Corp.	16,000	91,097
Nohmi Bosai, Ltd.	4,000	33,486
Noritake Company, Ltd.	10,000	35,148
Noritsu Koki Company, Ltd.	2,000	16,996
Noritz Corp.	2,100	27,807
NS Solutions Corp.	1,900	33,235
OBIC Business Consultants, Ltd. *	950	45,980
Ogaki Kyoritsu Bank, Ltd. (a)	26,000	104,173
Oiles Corp.	2,727	44,714
Oita Bank, Ltd.	12,000	52,468
Okabe Company, Ltd.	4,800	18,317
Okamoto Industries, Inc.	7,000	26,874
Okamura Corp.	6,000	34,059
Okasan Holdings, Inc.	19,000	93,746
Oki Electric Industry Company, Ltd. *	74,000	77,529
Okinawa Electric Power Company, Inc.	1,500	89,342
OKK Corp.	10,000	9,619
Okuma Holdings, Inc.	15,382	77,585
Okumura Corp.	18,000	74,243
Okura Industrial Company, Ltd.	8,000	22,315
Okuwa Company, Ltd.	3,000	36,838
OMC Card, Inc. * (a)	14,955	27,932
ONO Sokki Company, Ltd.	5,000	21,716
Onoken Company, Ltd.	1,400	14,315
Onward Kashiyama Company, Ltd.	14,000	101,859
Organo Corp.	3,000	23,314
Oriental Yeast Company, Ltd.	4,000	23,537
Osaka Steel Company, Ltd.	1,900	33,972
Osaki Electric Company, Ltd.	3,000	32,814
OSG Corp.	7,700	79,662
Oyo Corp.	2,400	25,026
PanaHome Corp.	8,000	50,586
Paramount Bed Company, Ltd.	2,100	43,715
Parco Company, Ltd.	7,200	71,019
Paris Miki, Inc.	2,800	27,376
Park24 Company, Ltd.	10,100	101,987
Pasona Group, Inc.	31	22,310
Penta-Ocean Construction Company, Ltd.	23,000	31,210
PIA Corp. *	1,300	18,439
Pigeon Corp.	1,631	67,289
Pilot Corp.	22	25,705
Prima Meat Packers, Ltd.	14,000	16,692
PS Mitsubishi Construction Company, Ltd. *	4,200	16,493
Raito Kogyo Company, Ltd.	7,600	19,791
Rasa Industries, Ltd.	10,000	13,333
Resorttrust, Inc.	3,500	43,264
Rhythm Watch Company, Ltd.	14,000	22,293
Ricoh Leasing Company, Ltd.	2,000	43,205
Right On Company, Ltd.	1,800	17,011
Riken Corp.	11,000	37,036
Riken Keiki Company, Ltd.	2,500	18,229
Riken Technos Corp.	8,000	19,624
Riken Vitamin Company, Ltd.	2,000	54,608
Ringer Hut Company, Ltd.	1,700	22,317
Risa Partners, Inc.	34	28,553
Rock Field Company, Ltd.	1,000	12,970
Rohto Pharmaceutical Company, Ltd.	9,000	114,814
Roland Corp.	2,500	29,194
Round One Corp.	4,500	40,808
Royal Holdings Company, Ltd. (a)	3,300	36,605
Ryobi, Ltd.	13,000	38,394
Ryoden Trading Company, Ltd.	4,000	25,725
Ryohin Keikaku Company, Ltd.	1,900	86,616
Ryosan Company, Ltd.	3,329	84,561
Ryoshoku, Ltd.	1,000	23,458
Ryoyo Electro Corp.	3,200	27,971
Sagami Chain Company, Ltd.	3,000	26,886
Saibu Gas Company, Ltd.	27,000	73,441
Saizeriya Company, Ltd.	2,800	46,287
Sakai Chemical Industry Company, Ltd.	9,000	43,501
Sakata Seed Corp.	3,000	45,759
Sala Corp.	4,500	26,471
San-A Company, Ltd. *	1,100	42,553
San-Ai Oil Company, Ltd.	6,000	29,632
Sanden Corp.	11,000	33,057
Sankei Building Company, Ltd.	3,300	25,464
Sanken Electric Company, Ltd.	11,437	41,192
Sanki Engineering Company, Ltd.	5,000	41,638
Sankyo Seiko Company, Ltd.	7,700	19,390
Sankyo-Tateyama Holdings, Inc.	32,000	34,560
Sankyu, Inc.	28,000	125,654
Sanoh Industrial Company, Ltd.	4,600	30,074
Sanrio Company, Ltd.	4,800	42,394
Sanshin Electronics Company, Ltd.	3,600	29,498
Sanwa Shutter Corp.	22,124	81,067
Sanyo Chemical Industries, Ltd.	8,000	49,768
Sanyo Shokai, Ltd.	10,000	33,567
Sanyo Special Steel Company, Ltd.	11,648	47,013
Sapporo Hokuyo Holdings, Inc.	35,200	127,372
Sasebo Heavy Industries Company, Ltd. (a)	13,000	27,389
Sato Corp.	3,000	39,058
Satori Electric Company, Ltd.	2,400	16,756
Sawai Pharmaceutical Co., Ltd.	1,300	75,044
Seibu Electric Industry Company, Ltd.	3,000	14,892
Seikagaku Corp.	2,600	33,187
Seiko Corp.	8,000	21,577
Seiren Company, Ltd.	7,000	45,002
Sekisui Jushi Corp.	4,000	35,361
Sekisui Plastics Company, Ltd.	5,000	19,989
Senko Company, Ltd.	9,000	35,383
Senshu Electric Company, Ltd.	1,500	16,732

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Senshukai Company, Ltd.	4,500	$31,575
Shibaura Mechatronics Corp.	5,000	17,964
Shibusawa Warehouse Company, Ltd.	6,000	22,895
Shibuya Kogyo Company, Ltd.	3,300	26,968
Shikibo, Ltd. (a)	11,000	29,447
Shikoku Bank, Ltd.	17,000	63,350
Shikoku Chemicals Corp.	5,000	28,925
Shikoku Coca-Cola Bottling Company, Ltd.	2,900	32,224
Shima Seiki Manufacturing, Ltd.	2,900	67,160
Shimachu Company, Ltd.	5,100	119,794
Shimizu Bank, Ltd.	1,100	43,733
Shin Nippon Air Technologies Company, Ltd.	3,100	22,142
Shindengen Electric Manufacturing Company, Ltd.	7,000	17,100
Shin-Etsu Polymer Company, Ltd.	5,300	37,105
Shinkawa, Ltd.	1,700	29,363
Shin-Keisei Electric Railway Company, Ltd.	4,000	15,285
Shinko Electric Company, Ltd.	14,000	37,003
Shinko Plantech Company, Ltd.	4,800	46,069
Shinko Shoji Company, Ltd.	2,700	23,987
Shin-Kobe Electric Machinery Company, Ltd.	2,000	23,615
Shinmaywa Industries, Ltd.	9,000	37,066
Shinnihon Corp.	8,000	13,935
Shinsho Corp.	7,000	13,265
Shinwa Kaiun Kaisha, Ltd.	11,000	30,338
Shizuki Electric Company, Inc.	5,000	26,047
Shizuoka Gas Company, Ltd.	6,000	44,832
SHO-BOND Holdings Company, Ltd.	1,700	32,863
Shobunsha Publications, Inc.	2,400	16,531
Shochiku Company, Ltd. (a)	8,000	69,276
Shoko Company, Ltd. (a)	11,000	13,193
Showa Aircraft Industry Company, Ltd.	3,000	23,400
Showa Corp.	4,900	31,233
Showa Sangyo Company, Ltd.	11,000	35,143
Sinanen Company, Ltd.	5,000	25,755
Sintokogio, Ltd.	4,400	36,355
SKY Perfect JSAT Corp.	223	90,014
SMK Corp.	6,000	37,916
Snow Brand Milk Products Company, Ltd.	19,500	70,289
Soda Nikka Company, Ltd.	4,000	13,238
Sogo Medical Company, Ltd.	900	21,483
Sohgo Security Services Company, Ltd.	5,500	68,593
So-net M3, Inc. *	12	38,892
Sorun Corp.	2,900	16,000
Space Company, Ltd.	2,700	18,408
SSP Company, Ltd.	6,000	32,054
ST Chemical Company, Ltd.	2,000	23,349
St. Marc Holdings Company, Ltd.	1,100	35,339
Star Micronics Company, Ltd.	3,700	38,599
Starzen Company, Ltd.	9,000	21,941
Stella Chemifa Corp.	1,100	51,538
Sugi Pharmacy Company, Ltd.	3,200	73,274
Sumida Corp.	2,600	18,575
Sumiseki Holdings, Inc. *	9,800	10,882
Sumisho Computer Systems Corp.	2,100	34,878
Sumitomo Bakelite Company, Ltd.	21,000	106,514
Sumitomo Densetsu Company, Ltd.	4,300	23,532
Sumitomo Light Metal Industries, Ltd.	35,000	37,038
Sumitomo Mitsui Company, Ltd. *	31,300	33,325
Sumitomo Osaka Cement Company, Ltd.	44,000	93,272
Sumitomo Pipe & Tube Company, Ltd.	4,100	23,537
Sumitomo Precision Products Company, Ltd.	4,000	15,098
Sumitomo Real Estate Sales Company, Ltd.	890	38,143
Sumitomo Seika Chemicals Company, Ltd.	4,000	17,190
Sumitomo Titanium Corp.	2,000	67,248
Sumitomo Warehouse Company, Ltd.	14,952	72,576
SWCC Showa Holdings Company, Ltd.	34,000	39,175
SxL Corp. *	25,000	16,300
SystemPro Company, Ltd.	42	20,642
T. Hasegawa Company, Ltd.	2,600	43,443
Tachibana Eletech Company, Ltd.	1,700	14,259
Tachi-S Company, Ltd.	3,100	28,061
Tadano, Ltd.	18,000	88,020
Taihei Dengyo Kaisha, Ltd.	4,000	47,015
Taiheiyo Kaiun Company, Ltd. *	13,000	13,767
Taiho Kogyo Company, Ltd.	2,900	22,043
Taikisha, Ltd.	3,900	52,667
Taiyo Ink Manufacturing Company, Ltd. *	1,300	33,018
Taiyo Yuden Company, Ltd.	9,000	106,783
Takamatsu Corp.	1,900	34,480
Takano Company, Ltd.	2,000	13,337
Takaoka Electric Manufacturing Company, Ltd.	8,000	28,036
Takara Standard Company, Ltd.	11,000	64,645
Takasago International Corp.	8,000	43,580
Takasago Thermal Engineering Company, Ltd.	7,000	62,228
Takiron Company, Ltd.	7,000	19,551
Takisawa Machine Tool Company, Ltd.	3,000	2,615
Takuma Company, Ltd.	10,000	26,604
Tamura Corp.	7,000	26,608
Tatsuta Electric Wire & Cable Company, Ltd.	8,000	20,644
Teac Corp. *	35,000	18,086
TECMO KOEI HOLDINGS COMPANY, LTD. *	4,400	36,703
Teikoku Electric Manufacturing Company, Ltd.	700	16,061
Teikoku Piston Ring Company, Ltd.	2,700	11,957
Teikoku Tsushin Kogyo Company, Ltd.	6,000	16,462
Tekken Corp. *	14,000	13,837
Telepark Corp.	16	28,120
Tenma Corp.	2,100	26,321
The Hokkoku Bank, Ltd.	33,000	125,940
The Hyakugo Bank, Ltd.	28,000	146,253
The Pack Corp.	1,500	22,330
Tigers Polymer Corp.	2,000	9,026
TKC Corp.	1,800	35,128
TOA Corp.	22,000	26,848
TOA Oil Company, Ltd.	14,000	18,905
Toagosei Company, Ltd.	21,000	68,458
Tobishima Corp. *	48,000	19,064
Tobu Store Company, Ltd.	8,000	25,954
TOC Company, Ltd.	9,300	44,399
Tocalo Company, Ltd.	1,300	22,894
Tochigi Bank, Ltd.	12,000	63,778
Toda Corp.	24,000	96,376

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Toda Kogyo Corp. (a)	6,000	$49,205
Todentsu Corp.	6,000	11,535
Toei Company, Ltd.	6,000	33,972
Toenec Corp.	4,000	25,451
Toho Bank, Ltd.	20,000	91,084
Toho Company, Ltd.	6,000	21,577
Toho Titanium Company, Ltd.	3,000	48,403
Toho Zinc Company, Ltd.	14,000	67,893
Tohoku Bank, Ltd.	9,000	14,710
Tohto Suisan Company, Ltd.	5,000	9,398
Tokai Carbon Company, Ltd.	22,000	112,871
Tokai Corp.	4,000	21,167
Tokai Rubber Industries, Ltd.	3,900	47,758
Tokai Tokyo Securities Company, Ltd.	22,966	82,333
Toko, Inc. *	10,000	18,306
Tokushima Bank, Ltd.	7,000	37,008
Tokushu Tokai Holdings Company, Ltd.	11,000	29,544
Tokyo Dome Corp.	17,000	51,855
Tokyo Energy & Systems, Inc.	3,000	25,130
Tokyo Kikai Seisakusho, Ltd.	10,000	19,006
Tokyo Ohka Kogyo Company, Ltd.	4,500	106,047
Tokyo Rakutenchi Company, Ltd.	6,000	24,669
Tokyo Rope Manufacturing Company, Ltd.	12,000	40,371
Tokyo Seimitsu Company, Ltd.	4,100	58,115
Tokyo Style Company, Ltd.	6,000	50,129
Tokyo Tomin Bank, Ltd.	3,100	56,089
Tokyotokeiba Company, Ltd.	18,000	29,045
Tokyu Community Corp.	1,300	28,645
Tokyu Construction Company, Ltd.	12,090	37,063
Tokyu Livable, Inc.	2,200	19,966
Tokyu Recreation Company, Ltd.	4,000	22,970
Toli Corp.	7,000	15,427
Tomato Bank, Ltd.	10,000	24,021
Tomoe Corp.	4,400	12,304
Tomoku Company, Ltd.	11,000	25,526
Tomy Company, Ltd.	6,100	51,766
Topcon Corp.	8,200	41,796
Topre Corp.	5,000	46,718
Topy Industries, Ltd.	17,000	42,465
Tori Holdings Company, Ltd. *	7,300	4,374
Torigoe Company, Ltd.	2,300	18,508
Torii Pharmaceutical Company, Ltd.	1,700	30,926
Torishima Pump Manufacturing Company, Ltd.	2,300	33,983
Toshiba Machine Company, Ltd.	12,000	47,820
Toshiba Plant Systems & Services Corp.	4,000	54,127
TOSHIBA TEC CORP.	13,000	55,667
Tosho Printing Company, Ltd.	3,000	7,573
Totetsu Kogyo Company, Ltd.	4,000	27,759
Tottori Bank, Ltd.	11,000	30,489
Towa Bank, Ltd. *	28,000	19,766
Towa Pharmaceutical Company, Ltd.	1,100	55,421
Toyo Construction Company, Ltd.	33,000	19,841
Toyo Corp.	3,100	31,927
Toyo Electric Manufacturing Company, Ltd.	4,000	35,179
Toyo Engineering Corp.	12,000	42,505
Toyo Ink Manufacturing Company, Ltd.	18,000	63,547
Toyo Kanetsu KK	16,000	32,018
Toyo Kohan Company, Ltd.	5,000	22,018
Toyo Securities Company, Ltd. *	7,000	16,557
Toyo Tanso Company, Ltd.	1,100	61,596
Toyo Tire & Rubber Company, Ltd.	22,000	51,945
Toyobo Company, Ltd.	70,064	133,990
Trusco Nakayama Corp.	2,300	38,425
TS Tech Compay, Ltd. *	4,800	86,969
Tsubakimoto Chain Company, Ltd.	13,000	56,209
Tsuruha Holdings, Inc.	1,600	62,364
Tsurumi Manufacturing Company, Ltd.	3,000	22,014
Tsutsumi Jewelry Company, Ltd.	900	19,784
Ube Material Industries, Ltd.	9,000	23,932
ULVAC, Inc.	3,300	94,632
Unicharm Petcare Corp.	1,600	57,326
Uniden Corp.	7,000	19,290
Unimat Life Corp.	2,100	20,950
Union Tool Company, Ltd.	1,000	30,568
Unitika, Ltd.	42,000	40,621
Utoc Corp.	4,300	13,291
Valor Company, Ltd.	4,700	43,007
Venture Link Company, Ltd. *	9,800	2,002
VITAL KSK HOLDINGS, Inc. *	2,900	16,415
Wacom Company, Ltd. *	38	76,085
Wakachiku Construction Company, Ltd. *	17,000	11,128
Warabeya Nichiyo Company, Ltd.	1,500	18,935
Watabe Wedding Corp.	800	12,250
Watami Company, Ltd.	2,000	41,923
Weathernews, Inc.	800	14,680
Wood One Company, Ltd.	2,000	7,047
Xebio Company, Ltd.	2,400	52,052
Yahagi Construction Company, Ltd.	4,000	28,172
Yaizu Suisankagaku Industry Company, Ltd.	1,700	19,699
Yamagata Bank, Ltd.	22,000	124,042
Yamanashi Chuo Bank, Ltd.	21,255	114,286
Yamatane Corp.	13,000	23,777
Yamazen Corp.	7,500	30,227
Yaoko Company, Ltd.	900	29,208
Yasuda Warehouse Company, Ltd.	2,600	19,513
Yellow Hat, Ltd.	2,000	17,809
Yodogawa Steel Works, Ltd.	13,825	62,053
Yokogawa Bridge Corp.	3,000	24,520
Yokohama Reito Company, Ltd.	4,000	26,105
Yokowo Company, Ltd.	2,800	16,046
Yomeishu Seizo Company, Ltd.	3,000	28,807
Yonekyu Corp.	3,000	29,651
Yorozu Corp.	1,600	18,787
Yoshimoto Kogyo Company, Ltd.	3,700	42,770
Yoshinoya D&C Company, Ltd. (a)	45	55,072
Yuasa Funashoku Company, Ltd.	4,000	10,287
Yuasa Trading Company, Ltd.	24,000	25,956
Yurtec Corp.	5,000	32,513
Yusen Air & Sea Service Company, Ltd. *	2,900	40,147
Yushin Precision Equipment Company, Ltd.	1,400	23,398
Yushiro Chemical Industry Company, Ltd.	1,100	17,614
Zenrin Company, Ltd.	2,900	39,047

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Zensho Company, Ltd.	7,500	$54,546
Zeria Pharmaceutical Company, Ltd.	3,000	32,056
Zuken, Inc.	2,300	19,257

		32,877,073

Netherlands - 2.43%
Aalberts Industries NV	10,885	133,792
Accell Group NV	2,364	113,912
Arcadis NV	4,659	87,174
ASM International NV *	4,290	79,185
BE Semiconductor Industries NV *	9,412	39,152
Beter Bed Holding NV	1,715	31,915
Brunel International NV	2,953	80,663
Crown Van Gelder NV	152	1,591
Crucell NV, ADR *	1,501	32,962
Crucell NV *	5,477	119,958
Draka Holding NV *	2,745	49,330
Exact Holdings NV	1,691	45,262
Fornix Biosciences NV	1,231	15,016
Fugro NV	5,947	321,038
Grontmij NV	1,690	45,380
Imtech NV	5,892	142,972
KAS Bank NV	1,372	25,593
Kendrion NV	951	13,392
Koninklijke BAM Groep NV	14,313	150,756
Koninklijke Boskalis Westinster NV	4,731	149,282
Koninklijke Ten Cate NV	2,968	62,884
Koninklijke Vopak NV	3,019	194,376
Macintosh Retail Group NV	3,082	49,957
Nederlandsche Apparatenfabriek NEDAP NV	441	10,622
Nutreco Holding NV	3,754	169,020
Oce NV	9,198	54,114
OPG Groep NV	4,639	73,392
Ordina NV *	4,821	28,781
Samas NV *	11,681	1,336
SBM Offshore NV	11,013	229,054
Sligro Food Group NV	2,701	76,038
Smit Internationale NV	1,219	88,637
Telegraaf Media Groep NV	2,614	48,656
TKH Group NV	3,140	49,128
Unit 4 Agresso NV *	5,229	98,969
USG People NV *	6,455	104,813
Wavin NV	9,164	19,866

		3,037,968

New Zealand - 0.69%
Air New Zealand, Ltd.	31,746	27,154
Ebos Group, Ltd.	3,083	12,264
Fisher & Paykel Appliances Holdings, Ltd.	50,069	27,443
Fisher & Paykel Healthcare Corp.	47,719	106,376
Freightways, Ltd.	13,083	27,164
Hallenstein Glasson Holdings, Ltd.	11,055	21,195
Infratil, Ltd.	37,345	44,236
Mainfreight, Ltd.	10,156	35,462
New Zealand Exchange, Ltd. *	2,076	10,790
New Zealand Oil & Gas, Ltd. *	40,183	44,280
New Zealand Refining Company, Ltd.	17,271	61,129
Nuplex Industries, Ltd.	21,229	36,303
PGG Wrightson, Ltd.	23,527	11,271
Port of Tauranga, Ltd.	9,578	43,354
Pumpkin Patch, Ltd.	30,500	38,678
Ryman Healthcare, Ltd.	24,206	30,495
Sanford, Ltd.	6,681	22,942
Sky City Entertainment Group, Ltd.	56,475	126,752
Sky Network Television, Ltd.	14,967	45,290
Steel & Tube Holdings, Ltd.	7,400	17,750
Tower, Ltd.	18,732	21,834
Vector, Ltd.	30,611	42,416

		854,578

Norway - 1.80%
Acergy SA	2,757	27,881
Acta Holding ASA *	30,000	13,661
Aker Kvaerner ASA	6,000	59,181
Aktiv Kapital ASA *	3,800	25,965
Austevoll Seafood ASA *	8,143	44,711
Birdstep Technology ASA *	21,000	7,638
Blom ASA *	7,600	19,251
BW Offshore, Ltd. *	63,000	77,474
Camillo Eitzen & Company ASA *	5,800	6,784
Cermaq ASA *	5,800	41,684
Copeinca ASA * (a)	15,800	73,468
Det Norske Oljeselskapb ASA *	67,720	71,368
DOF ASA *	5,500	32,254
EDB Business Partner ASA *	4,000	10,909
Eitzen Chemical ASA *	8,000	3,529
Ekornes ASA	2,900	44,419
Electromagnetic GeoServices ASA *	2,600	1,710
Eltek ASA *	14,600	8,963
Ementor ASA	10,153	52,393
Farstad Shipping ASA	4,400	89,230
Ganger Rolf ASA	2,127	52,406
Kongsberg Automotive ASA *	11,000	13,808
Kongsberg Gruppen ASA	1,400	16,069
Kverneland Gruppen ASA *	1,000	730
Nordic Semiconductor ASA	5,500	23,307
Norse Energy Corp. ASA *	40,000	21,566
Norske Skogindustrier ASA *	18,500	33,804
Norwegian Air Shuttle ASA *	2,792	31,416
Odfjell ASA	6,507	49,017
ODIM ASA	3,100	16,956
Pan Fish ASA *	175,000	124,563
Petroleum Geo-Services ASA *	14,600	116,571
PhotoCure ASA *	1,408	7,955
ProSafe ASA	15,000	72,998
Prosafe Production Public, Ltd. *	8,635	18,171
Q-Free ASA *	10,000	34,941
Scana Industrier ASA	24,396	26,000
Schibsted ASA	7,800	112,499
Sevan Marine ASA *	36,322	49,039
Solstad Offshore ASA	3,000	47,391
Songa Offshore SE *	10,500	38,883
Sparebanken Midt-Norge ASA	10,452	71,834
Storebrand ASA *	23,000	125,239

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Norway (continued)
Subsea 7, Inc. *	7,600	$87,479
TGS Nopec Geophysical Company ASA *	8,785	111,573
Tomra Systems ASA	17,056	78,096
Veidekke ASA	8,800	63,070
Wilhelm Wilhelmsen ASA	4,200	90,302

		2,248,156

Portugal - 0.53%
Altri SGPS SA *	9,087	39,924
Banco BPI SA	32,406	97,957
Finibanco Holding SGPS SA *	7,634	16,994
Impresa, SGPS SA *	13,622	26,042
Investimentos Participacoes e Gestao SA *	31,635	29,512
Mota Engil, SGPS SA	9,080	44,479
Novabase SGPS SA *	2,826	18,897
Pararede SGPS SA *	10,834	15,412
Portucel - Empresa Produtora de Pasta e Papel SA	23,084	62,980
PT Multimedia.com, SGPS, SA (a)	17,213	103,051
Semapa-Sociedade de Investimento & Gestao, SGPS SA	5,339	53,243
Sonae Industria, SGPS SA *	4,886	17,389
Sonae, SGPS SA	42,153	52,056
Sonaecom, SGPS SA *	9,179	24,105
Teixeira Duarte-Engenharia & Construcoes SA *	37,298	56,313

		658,354

Singapore - 1.88%
Allgreen Properties, Ltd.	60,000	48,631
Asia Food & Properties, Ltd. *	172,000	42,313
Bonvests Holdings, Ltd.	36,400	23,220
Bukit Sembawang Estates, Ltd.	13,000	37,951
Cerebos Pacific, Ltd.	12,000	26,809
CH Offshore, Ltd.	50,000	19,407
Chartered Semiconductor Manufacturing, Ltd. *	17,640	29,134
China Merchants Holdings Pacific, Ltd.	41,000	18,058
Chip Eng Seng Corp., Ltd.	63,000	18,333
Chuan Hup Holdings, Ltd.	78,000	15,968
ComfortDelGro Corp., Ltd.	169,000	181,782
Cosco Corp. Singapore, Ltd.	62,000	53,692
Creative Technology, Ltd. *	7,050	30,226
CSE Global, Ltd.	54,000	31,289
CWT, Ltd.	31,000	13,429
Delong Holdings, Ltd. *	45,500	27,778
Ezra Holdings, Ltd. *	36,000	40,911
FJ Benjamin Holdings, Ltd.	66,000	11,867
Food Empire Holdings, Ltd.	52,800	11,673
Furama, Ltd. *	12,000	10,489
Goodpack, Ltd.	25,000	16,731
Guocoland, Ltd.	27,300	39,549
Ho Bee Investment, Ltd.	33,000	29,951
Hong Fok Corp., Ltd. *	39,800	18,200
Hong Leong Asia, Ltd.	23,000	25,989
Hotel Plaza, Ltd.	30,000	30,184
Hotel Properties, Ltd.	20,100	28,706
HTL International Holdings, Ltd.	57,000	13,840
Hwa Hong Corp., Ltd.	55,000	16,412
Hyflux, Ltd.	19,000	37,841
Jaya Holdings, Ltd.	57,000	18,323
Jurong Technologies Industrial Corp., Ltd.	83,200	1,443
Keppel Telecommunications & Transportation Company, Ltd.	15,000	14,763
Kim Eng Holdings, Ltd.	17,795	25,820
KS Energy Services, Ltd.	27,000	23,387
Manhattan Resources, Ltd. *	34,000	14,853
MediaRing, Ltd. *	145,000	26,131
Metro Holdings, Ltd.	38,000	17,782
MFS Technology, Ltd.	56,000	7,955
Midas Holdings, Ltd.	58,000	34,175
MobileOne, Ltd.	26,000	30,848
NatSteel, Ltd.	29,000	25,962
Orchard Parade Holdings, Ltd. *	18,000	12,479
Osim International, Ltd. *	44,000	14,279
Parkway Holdings, Ltd.	77,000	106,331
Petra Foods, Ltd.	46,000	23,837
Raffles Education Corp., Ltd.	117,086	43,426
Rotary Engineering, Ltd.	37,000	32,053
SBS Transit, Ltd.	20,500	25,335
SC Global Developments, Ltd. *	26,000	27,570
Sim Lian Group, Ltd.	42,000	14,282
Singapore Land, Ltd.	13,321	47,766
Singapore Post, Ltd.	98,000	63,572
Singapore Reinsurance Corp., Ltd.	72,000	13,341
SMRT Corp., Ltd.	66,000	77,856
Tat Hong Holdings, Ltd.	28,000	20,744
TT International, Ltd. *	190,000	5,934
United Engineers, Ltd.	19,000	22,373
United Industrial Corp, Ltd.	63,000	80,389
UOB-Kay Hian Holdings, Ltd.	23,000	24,565
UOL Group, Ltd.	49,000	116,510
Venture Corp., Ltd.	23,000	137,083
WBL Corp., Ltd.	14,000	42,183
Wheelock Properties, Ltd.	29,000	36,379
Wing Tai Holdings, Ltd.	53,300	64,256
Yangzijiang Shipbuilding Holdings, Ltd.	120,000	81,929
Yongnam Holdings, Ltd.	118,000	24,837

		2,351,114

South Korea - 0.00%
Pantech & Curitel Communications, Inc. *	882	0
Pantech Company, Ltd. *	1,112	0

Spain - 2.26%
Abengoa SA	4,285	110,876
Adolfo Dominguez SA	1,580	30,828
Amper SA	2,602	24,368
Antena 3 de Television SA	8,128	85,180
Avanzit SA *	25,467	30,575
Azkoyen SA *	6,572	31,337
Banco Guipuzcoano SA	12,997	111,784
Banco Pastor SA	14,006	122,575
Baron de Ley SA *	611	26,289
Bolsas y Mercados Espanoles	2,758	98,024
Campofrio Alimentacion SA *	3,001	31,396
Cementos Portland Valderrivas SA	1,909	101,143
Construcciones & Auxiliar de Ferrocarriles SA	224	107,712

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Corporacion Dermoestetica SA *	1,908	$13,056
Duro Felguera SA	3,275	34,518
Ebro Puleva SA	7,709	129,289
Elecnor SA	5,244	76,425
Ercros SA *	145,702	33,018
FAES FARMA SA	20,129	112,410
General de Alquiler de Maquinaria *	4,824	54,462
Gestevision Telecinco SA	2,864	32,141
Grupo Catalana Occidente SA	4,695	100,936
Grupo Empresarial Ence SA *	9,197	35,158
Iberpapel Gestion SA	1,757	25,340
La Seda de Barcelona SA	148,568	72,416
Miquel y Costas SA	1,078	22,761
Natraceutical SA *	22,388	15,290
NH Hoteles SA *	16,249	78,813
Obrascon Huarte Lain SA	3,611	94,583
Papeles y Cartones de Europa SA	5,226	24,533
Pescanova SA	439	15,872
Prim SA	2,446	25,177
Promotora de Informaciones SA *	17,908	108,001
Prosegur Cia de Seguridad SA	2,065	75,573
Redes Energeticas Nacionais SA	6,644	27,019
Service Point Solutions SA *	25,764	41,752
Sociedad Nacional Inds., Aplicaciones Celulosa Espanola SA *	13,663	18,330
Sol Melia SA	6,841	54,295
SOS Cuetara SA *	4,481	23,714
Tavex Algodonera SA *	8,440	7,604
Tecnicas Reunidas SA	2,353	127,918
Tecnocom, Telecomunicaciones & Energia SA *	4,417	21,490
Tubacex SA	10,497	47,967
Tubos Reunidos SA	9,612	31,633
Urbas Proyectos Urbanisticos SA *	10,449	2,787
Vertice Trescientos Sesenta Grados *	1,265	647
Vidrala SA	3,326	82,037
Viscofan SA	4,919	112,134
Vocento SA *	7,867	44,011
Zeltia SA *	18,631	89,392

		2,824,589

Sweden - 2.53%
AarhusKarlshamn AB	2,915	50,806
Acando AB, Series B	7,431	12,640
Active Biotech AB *	4,550	33,933
AddTech AB, Series B	3,800	56,846
Angpanneforeningen AB, Series B	2,716	55,248
Axfood AB	2,704	72,608
Axis Communications AB	4,940	45,853
BE Group AB	5,044	30,139
Beijer Alma AB	4,849	54,181
Beijer Electronics AB	984	15,377
Bergman & Beving AB, Series B	3,668	41,354
Bilia AB, Series A *	5,300	42,852
Billerud Aktibolag AB * (a)	4,772	24,263
BioGaia AB	3,167	33,943
Biovitrum AB *	7,538	64,652
Boliden AB	5,097	52,524
Cardo AB	2,290	60,207
Clas Ohlson AB, Series B	7,150	124,736
Cloetta AB, Class B *	6,984	28,005
Concordia Maritime AB, Series B	748	2,126
D. Carnegie & Company AB *	52,789	0
Elekta AB, Series B	9,359	165,190
Eniro AB *	4,936	24,989
Fagerhult AB	600	9,484
G & L Beijer AB	2,000	46,904
Gunnebo AB *	1,439	7,186
Hakon Invest AB	1,900	24,504
Haldex AB *	6,575	60,130
Hexagon AB	1,809	18,768
HIQ International AB *	5,688	21,496
Hoganas AB, Series B	3,718	60,979
Holmen AB, Series B	1,237	35,182
Industrial & Financial Systems AB	3,313	29,099
Indutrade AB	2,469	40,270
Intrum Justitia AB	7,011	74,753
JM AB *	11,499	123,668
KappAhl Holding AB	6,786	39,778
Lagercrantz AB	4,000	16,299
Lindab International AB	7,888	76,028
Lundin Petroleum AB, Series A *	6,021	55,252
Medivir AB *	2,195	19,747
Mekonomen AB	2,200	39,416
Micronic Laser Systems AB *	7,700	14,414
Modern Times Group AB, Series B	1,313	53,705
Munters AB *	8,920	57,562
NCC AB (a)	6,668	82,231
Net Insight AB *	50,000	32,754
New Wave Group AB, Series B	6,000	20,375
Nibe Industrier AB, Series B	10,140	96,331
Nobia AB	27,287	138,608
Nolato AB, Series B	3,557	25,372
OEM International AB, Series B	8,777	45,023
ORC Software AB	1,800	31,916
PA Resources AB *	12,583	51,186
Peab AB, Series B	19,597	115,170
Proffice AB *	10,000	26,843
Q-Med AB *	7,472	43,231
Rezidor Hotel Group AB *	13,763	45,974
RNB Retail & Brands AB *	15,241	14,381
SAS AB *	94,725	55,365
Seco Tools AB	274	2,970
Sensys Traffic AB	60,000	20,227
Skanditek Industriforvaltning AB	7,227	17,881
SkiStar AB, Series B	2,852	44,505
Studsvik AB	1,200	10,303
Sweco AB, Series B	5,392	36,208
TradeDoubler AB *	4,757	52,891
Trelleborg AB, Series B *	24,787	133,873

		3,160,714

Switzerland - 5.22%
Advanced Digital Broadcast Holdings SA *	310	13,994
AFG Arbonia-Forster Holding AG	528	11,497

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Allreal Holding AG	565	$68,835
Also Holding AG *	779	22,063
Aryzta AG *	7,363	274,162
Ascom Holding AG *	7,392	89,337
Athris Holding AG *	70	65,537
Bachem Holding AG	525	35,176
Bank Coop AG	2,190	150,600
Bank Sarasin & Compagnie AG, Series B *	3,289	121,677
Banque Cantonale de Geneve	76	17,947
Banque Privee Edmond de Rothschild SA	1	27,405
Basilea Pharmaceutica AG *	1,130	99,708
Belimo Holding AG	79	77,858
Bell Holding AG	23	35,369
Berner Kantonalbank	485	106,275
Bobst Group AG *	1,425	58,944
Bossard Holding AG	795	43,561
Bucher Industries AG	639	74,867
Burckhardt Compression Holding AG	344	55,482
Card Guard AG * (a)	1,457	24,746
Centralschweizerische Kraftwerke AG	280	92,524
Charles Voegele Holding AG *	1,341	51,822
Clariant AG *	27,539	249,860
Conzzeta Holding AG	69	107,480
Daetwyler Holding AG	781	39,847
Dufry Group AG *	1,749	75,241
EFG International, ADR (a)	6,739	109,617
Eichhof Holding AG	21	5,858
Emmi AG	563	60,348
EMS-Chemie Holding AG	909	96,927
Energiedienst Holding AG	982	50,095
Flughafen Zuerich AG	403	108,936
Forbo Holding AG *	152	38,082
Galenica Holding AG	474	152,116
Georg Fischer AG *	478	117,511
Gurit Heberlein AG	40	21,949
Helvetia Patria Holding AG	479	153,827
Interroll Holding AG *	57	16,417
Kaba Holding AG, Series B	240	51,601
Kardex AG *	444	13,126
Komax Holding AG	335	19,075
Kudelski SA	6,719	152,678
Kuoni Reisen Holding AG, Series B	264	87,402
LEM Holding SA	310	86,431
Luzerner Kantonalbank AG	283	71,148
Medisize Holding AG	1,022	48,912
Metall Zug AG	24	52,338
Meyer Burger Technology AG *	641	120,810
Mobilezone Holding AG	5,131	35,401
Mobimo Holding AG *	646	93,328
Nobel Biocare Holding AG, Series BR	13,757	421,369
Orell Fuessli Holding AG	223	30,536
Panalpina Welttransport Holding AG	1,387	110,258
Partners Group Holding AG	1,245	143,509
Phoenix Mecano AG	81	28,700
Precious Woods Holding AG *	327	16,361
PubliGroupe SA	377	34,998
Rieter Holding AG *	353	64,357
Romande Energie Holding SA	53	103,492
Schaffner Holding AG *	90	13,329
Schulthess Group AG	805	41,620
Schweiter Technologies AG	243	92,739
Schweizerhall Holding AG	305	52,270
Schweizerische National-Versicherungs-Gesellschaft AG *	1,491	41,628
Siegfried Holding AG	495	43,171
Sika AG	189	240,389
St. Galler Kantonalbank	253	105,162
Sulzer AG	2,497	193,815
Swissfirst AG	1,124	46,976
Swisslog Holding AG	60,097	45,966
Swissquote Group Holding SA	1,018	50,930
Tamedia AG	591	37,413
Tecan Group AG	1,142	61,714
Temenos Group AG *	6,535	131,543
Tornos SA *	2,185	16,074
Valora Holding AG	333	72,442
Vaudoise Assurances Holding SA	226	38,591
Verwaltungs & Privat Bank AG	465	50,356
Vontobel Holding AG	2,623	91,332
VZ Holding AG	879	57,283
WMH Walter Meier AG, Series A	120	8,955
Ypsomed Holding AG *	908	59,921
Zehnder Group AG	36	40,502
Zuger Kantonalbank	20	77,485

		6,520,933

United Kingdom - 18.25%
A.G. Barr PLC	1,960	42,486
Aberdeen Asset Management PLC	72,476	162,213
AEA Technology PLC *	18,852	9,899
Aegis Group PLC	88,265	147,094
Aga Rangemaster Group PLC	17,247	41,466
Aggreko PLC	20,924	225,486
Alexon Group PLC	6,881	4,985
Alphameric PLC *	33,484	17,393
Anglo Pacific Group PLC	13,955	42,090
Anglo-Eastern Plantations PLC	3,005	17,158
Anite PLC	32,668	19,751
Antisoma PLC *	100,552	44,133
Ark Therapeutics Group PLC *	20,122	14,194
Arm Holdings PLC, ADR	36,643	232,683
Arriva PLC	21,983	169,567
Ashmore Group PLC	17,877	69,504
Ashtead Group PLC	51,117	67,487
Assura Group, Ltd. *	39,777	16,475
Aveva Group PLC	6,703	90,977
Avis Europe PLC *	85,382	55,657
Axis-Shield PLC *	9,883	58,772
Babcock International Group PLC	22,257	177,955
BBA Aviation PLC	47,385	118,552
Beazley PLC	59,045	106,932
Bellway PLC	12,567	180,042
Berkeley Group Holdings PLC *	9,481	145,407

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Bespak PLC	7,040	$44,328
BICC PLC	18,413	99,871
Blacks Leisure Group PLC *	5,193	4,290
Bloomsbury Publishing PLC	9,864	21,109
BlueBay Asset Management PLC	15,668	72,286
Bodycote PLC	20,949	57,409
Bovis Homes Group PLC	13,533	116,239
Braemar Seascope Group PLC	1,189	6,777
Brewin Dolphin Holdings PLC	20,522	47,476
Brit Insurance Holdings PLC	33,131	117,149
British Airways PLC *	20,202	62,563
British Polythene Industries PLC	4,400	16,069
Britvic PLC	16,396	91,712
BSS Group PLC	13,812	70,257
BTG PLC *	28,558	88,877
Business Post Group PLC	6,109	28,562
Care UK PLC	6,460	28,827
Carillion PLC	41,835	200,188
Carpetright PLC	8,793	116,561
Carphone Warehouse Group PLC	33,988	101,115
Castings PLC	6,764	20,922
Catlin Group, Ltd.	34,545	186,592
Centaur Media PLC	19,732	12,355
Charles Stanley Group PLC	5,789	22,884
Charles Taylor Consulting PLC	5,241	17,884
Charter International PLC	16,185	160,757
Chemring Group PLC	3,525	119,271
Chesnara PLC	21,201	58,543
Chime Communications PLC	5,000	14,328
Chloride Group PLC	28,592	69,672
Chrysalis Group PLC *	7,473	9,976
Clarkson PLC	1,421	16,721
Clinton Cards PLC	33,476	16,910
Close Brothers Group PLC	15,534	193,173
Collins Stewart PLC	27,764	41,328
Colt Telecom Group PLC *	31,689	62,267
Communisis PLC	19,820	6,405
Computacenter PLC	11,130	48,157
Connaught PLC	12,117	73,810
Cookson Group PLC *	5,913	37,645
Corin Group PLC	4,201	4,382
Costain Group PLC	47,619	23,458
Cranswick PLC	5,196	51,196
Creston PLC	10,587	11,918
Croda International PLC	13,962	142,049
CSR PLC *	14,919	114,371
D.S. Smith PLC	37,951	56,044
Daily Mail and General Trust PLC	23,847	150,654
Dairy Crest Group PLC	14,905	74,053
Dana Petroleum PLC *	9,638	219,950
Davis Service Group PLC	19,057	121,002
De La Rue PLC Group	10,312	145,774
Debenhams PLC	125,507	162,577
Dechra Pharmaceuticals PLC	6,959	48,477
Delta PLC	15,616	40,617
Development Securities PLC	7,152	40,382
Development Securities PLC *	6,555	35,322
Devro PLC	15,211	30,037
Dicom Group PLC	6,393	14,835
Dignity PLC	6,116	60,150
Dimension Data Holdings PLC	164,297	156,688
Diploma PLC	10,843	27,589
Dixons Group PLC *	204,155	91,916
Domino Printing Sciences PLC	9,846	44,451
DTZ Holdings PLC *	19,551	30,754
Dunelm Group PLC	6,499	30,656
easyJet PLC *	21,661	112,179
Electrocomponents PLC	43,870	118,920
Elementis PLC	49,703	41,960
Emerald Energy PLC *	6,316	76,338
Euromoney Institutional Investor PLC	4,086	17,910
Evolution Group PLC	21,877	52,719
F&C Asset Management PLC	23,667	29,199
Fenner PLC	17,524	34,460
Filtrona PLC	20,887	55,508
Forth Ports PLC	4,084	86,216
Fortune Oil PLC *	272,360	34,294
French Connection Group PLC	23,390	21,784
Friends Provident Group PLC *	96,816	134,491
Fuller Smith & Turner PLC	8,112	65,009
Future PLC	44,714	15,109
Galiform PLC *	112,844	114,091
Galliford Try PLC	83,614	79,736
Game Group PLC	36,488	96,968
Genus PLC	6,656	63,062
Go-Ahead Group PLC	3,980	87,559
Goldshield Group PLC	6,425	41,326
Greene King PLC	20,878	162,586
Greggs PLC	8,569	56,363
Halfords Group PLC	20,002	109,728
Halma PLC	40,384	129,003
Hampson Industries PLC	26,754	34,670
Hansard Global PLC	11,952	29,303
Hardy Oil & Gas PLC *	12,212	67,461
Hardy Underwriting Bermuda, Ltd.	7,592	36,532
Hargreaves Lansdown PLC	21,220	83,893
Hays PLC	104,128	175,249
Headlam Group PLC	16,388	81,080
Helical Bar PLC	8,701	52,108
Helphire PLC	51,338	30,109
Henderson Group PLC	78,132	162,729
Henry Boot PLC	14,125	19,292
Heritage Oil, Ltd. *	19,736	167,873
Hikma Pharmaceuticals PLC	14,054	105,588
Hill & Smith Holdings PLC	14,323	69,147
Hiscox PLC	37,963	207,407
HMV Group PLC	39,707	75,633
Hochschild Mining PLC	10,925	50,242
Hogg Robinson Group PLC	39,788	17,879
Holidaybreak PLC	3,875	18,067
Homeserve PLC	5,291	125,736
Hunting PLC	10,945	88,226

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Huntsworth PLC	22,389	$24,807
Hyder Consulting PLC	475	1,363
IG Group Holdings PLC	33,994	193,428
Imagination Technologies Group PLC *	42,827	113,136
IMI PLC	31,009	225,146
Inchcape PLC *	24,252	10,907
Informa PLC	47,547	220,159
Intec Telecom Systems PLC *	40,144	55,733
Intermediate Capital Group PLC	9,643	47,040
International Personal Finance PLC	25,827	63,684
Interserve PLC	14,294	55,466
ITE Group PLC	42,551	66,142
J.D. Wetherspoon PLC	11,284	87,010
James Fisher & Sons PLC	4,903	38,043
Jardine Lloyd Thompson Group PLC	15,119	118,178
JKX Oil & Gas PLC	9,108	35,992
John Menzies PLC	7,960	43,674
John Wood Group PLC	31,622	152,322
Johnston Press PLC *	131,792	81,212
Keller Group PLC	6,780	71,485
Kesa Electricals PLC	50,341	115,326
Kier Group PLC	3,821	70,529
Kingston Communications PLC	123,424	55,939
Ladbrokes PLC	61,063	192,548
Laird Group PLC	17,212	45,841
Laura Ashley Holdings PLC	68,094	18,808
Lavendon Group PLC	5,082	14,079
Liontrust Asset Management PLC	5,127	9,463
Logica PLC	185,914	346,718
Lookers PLC	35,795	35,798
LSL Property Services PLC *	7,930	24,355
Luminar Group Holdings PLC	21,089	47,496
Management Consulting Group PLC	73,960	33,560
Manganese Bronze Holdings PLC *	3,263	10,298
Marshalls PLC	34,610	70,251
Marston’s PLC	30,387	52,968
McBride PLC	17,330	40,725
Medusa Mining, Ltd. *	31,637	67,997
Meggitt PLC	80,341	278,669
Melrose PLC	54,023	139,593
Melrose Resources PLC	4,954	27,006
Michael Page International PLC	33,159	182,909
Micro Focus International PLC	19,599	120,049
Millennium & Copthorne Hotels PLC	16,903	101,107
Misys PLC *	48,309	144,920
Mitie Group PLC	31,719	133,467
Mondi PLC	39,532	187,515
Morgan Crucible Company PLC	27,442	69,224
Morgan Sindall PLC	5,441	62,017
Morse PLC	17,420	8,166
Mothercare PLC	7,645	70,578
Mouchel Parkman PLC	10,894	32,198
MWB Group Holdings PLC *	15,166	12,142
N. Brown Group PLC	18,394	65,896
National Express Group PLC	14,547	93,769
Northern Foods PLC	45,437	47,233
Northgate PLC	4,923	1,708
Northumbrian Water Group PLC	42,796	164,652
Novae Group PLC	7,830	42,574
Oxford Biomedica PLC *	90,000	16,504
Oxford Instruments PLC	5,102	14,809
Pace Micro Technology PLC	21,795	77,491
PartyGaming PLC *	15,798	65,603
Paypoint PLC	5,847	47,896
Pendragon PLC	119,021	69,640
Persimmon PLC	25,959	206,893
Peter Hambro Mining PLC	13,589	169,366
Phoenix IT Group, Ltd.	9,852	37,936
Photo-Me International PLC *	22,753	9,884
Premier Farnell PLC	36,962	98,920
Premier Foods PLC	238,839	171,627
Premier Oil PLC *	9,685	202,268
Prostrakan Group PLC *	2,053	5,137
Provident Financial PLC	12,886	184,689
Psion PLC	11,459	18,997
Punch Taverns PLC *	25,348	54,252
PV Crystalox Solar PLC	29,561	35,959
PZ Cussons PLC	20,894	73,792
Qinetiq PLC	64,033	144,379
Quintain Estates & Development PLC *	40,357	117,049
Rank Group PLC *	26,068	32,588
Rathbone Brothers PLC	4,369	60,073
REA Holdings PLC	2,127	13,618
Redrow PLC *	15,513	62,013
Regus PLC	62,639	104,765
Renishaw PLC	3,900	32,075
Rensburg Sheppards PLC	4,261	40,808
Rentokil Initial PLC	89,471	158,910
Restaurant Group PLC	19,119	58,950
Ricardo PlC	11,368	46,269
Rightmove PLC	14,759	128,593
RM PLC	13,737	36,963
Robert Walters PLC	8,828	21,408
Robert Wiseman Dairies PLC	4,588	30,833
ROK PLC	37,492	28,611
Rotork PLC	8,459	131,735
Royalblue Group PLC	5,481	101,394
RPC Group PLC	10,280	41,717
RPS Group PLC	23,867	77,303
Salamander Energy PLC *	12,056	40,352
Savills PLC	12,782	74,910
Scott Wilson Group PLC	138	189
SDL PLC *	7,187	39,196
Senior PLC	55,744	50,649
Severfield Rowen PLC	8,148	24,530
Shanks Group PLC	23,076	32,906
Shore Capital Group PLC	82,607	49,581
SIG PLC	66,079	150,393
Smiths News PLC	49,558	96,425
Soco International PLC *	4,686	99,635
Southern Cross Healthcare, Ltd. *	18,768	38,363
Spectris PLC	11,747	133,128

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Spirax-Sarco Engineering PLC	7,883	$125,126
Spirent Communications PLC, ADR	1,208	6,330
Spirent Communications PLC	34,260	45,731
Sports Direct International PLC	40,613	56,623
SSL International PLC	19,617	177,330
St James’s Place PLC	19,486	72,204
St. Ives Group PLC	12,932	10,873
St. Modwen Properties PLC *	12,563	50,030
Stagecoach Group PLC	58,607	128,222
Sthree PLC	11,092	43,574
Ted Baker PLC	5,384	34,770
Telecom Plus PLC	5,142	24,389
Thorntons PLC	10,805	17,447
Tomkins PLC, SADR	21,690	248,567
Topps Tiles PLC *	25,009	36,910
Town Centre Securities PLC	4,430	12,490
Travis Perkins PLC	15,702	204,652
Tribal Group PLC	1,323	1,991
Trinity Mirror PLC	37,867	84,065
TT electronics PLC	26,687	25,753
Tullett Prebon PLC	25,044	164,043
UK Coal PLC *	13,407	25,945
Ultra Electronics Holdings PLC	6,954	142,055
Umeco PLC	6,440	24,672
United Business Media, Ltd.	25,338	190,356
UTV Media PLC	12,462	14,501
Vectura Group PLC *	35,006	47,725
Venture Production PLC	18,099	247,975
Victrex PLC	7,743	88,791
Vislink PLC	22,958	10,175
Vitec Group PLC	3,750	17,211
VP PLC	664	2,204
VT Group PLC	18,117	151,623
W.S. Atkins PLC	10,171	105,718
Weir Group PLC	22,143	231,905
Wellstream Holdings PLC	8,321	66,137
WH Smith PLC	15,331	109,767
Whitbread PLC	4,122	69,904
White Young Green PLC	7,216	1,366
William Hill PLC	56,547	169,774
Wilmington Group PLC	8,311	17,111
Wincanton PLC	11,768	41,124
Wolfson Microelectronics PLC *	11,249	25,500
WSP Group PLC	7,138	33,307
Xaar PLC	17,577	23,608
Xchanging PLC	23,627	85,389
Yell Group PLC *	94,441	70,141
Yule Catto & Company PLC	29,330	65,535

		22,779,298

United States - 0.27%
Calian Technologies, Ltd.	500	7,536
Candente Resource Corp. *	8,600	3,535
Cardero Resource Corp. *	13,100	12,923
Chartered Semiconductor Manufacturing, Ltd., ADR *	1,103	18,475
City Telecom HK, Ltd.	1,717	8,757
Computer Modelling Group, Ltd.	800	11,648
Dah Sing Banking Group, Ltd.	33,600	38,824
Easyhome, Ltd.	700	5,627
Far West Mining, Ltd. *	4,700	8,415
Formation Capital Corp. *	29,000	8,212
Fortune Minerals, Ltd. *	3,334	1,949
GBS Gold International, Inc. *	30,800	0
Glacier Media, Inc. *	8,800	14,549
Glentel, Inc.	1,100	13,826
Globestar Mining Corp. *	12,700	10,093
Hemisphere GPS, Inc. *	10,400	9,025
Hillsborough Resources, Ltd. *	4,900	1,969
Hutchison Telecommunications International, Ltd. *	10,300	32,239
Isotechnika Pharma, Inc. *	33,700	6,464
Marsulex, Inc.	3,500	31,971
Parkbridge Lifestyles Communities, Inc. *	6,530	25,470
Queenston Mining, Inc. *	5,100	24,551
Questerre Energy Corp. *	23,900	38,205
Redcorp Ventures, Ltd. *	9,000	41

		334,304

TOTAL COMMON STOCKS (Cost $161,498,862)		$130,716,328

PREFERRED STOCKS - 0.02%
Australia - 0.02%
Village Roadshow, Ltd., 5.50%	20,000	18,578

TOTAL PREFERRED STOCKS (Cost $48,374)		$18,578

WARRANTS - 0.00%
Australia - 0.00%
UXC, Ltd.
(Expiration Date 03/31/2010, Strike Price AUD 0.45) *	5,594	1,742

Hong Kong - 0.00%
Asia Standard International Group, Ltd.
(Expiration Date 09/07/2009, Strike Price HKD 0.63) *	474,951	1
ITC Corp., Ltd.
(Expiration Date 11/04/2009, Strike Price HKD 0.22) *	135,711	175
Matsunichi Communication Holdings, Ltd.
(Expiration Date 08/22/2010, Strike Price HKD 6.00) *	9,300	26

		202

TOTAL WARRANTS (Cost $518)		$1,944

RIGHTS - 0.03%
Australia - 0.00%
ConnectEast Group
(Expiration Date 09/21/2009, Strike Price AUD 0.33) *	47,500	2,007
Grange Resources Corp., Ltd.
(Expiration Date 09/11/2009, Strike Price AUD 0.25) *	20,914	1,591

		3,598

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Small Company Fund (continued)

	Shares or Principal Amount	Value

RIGHTS (continued)
Canada - 0.00%
Bellus Health, Inc. (Expiration Date09/04/2009, Strike Price CAD 0.18) *	3,500	$16

Finland - 0.01%
Ilkka-Yhtyma Oyj (Expiration Date 09/25/2009, Strike Price EUR 3.63) *	1,073	5,968
Stockmann Oyj Abp (Expiration Date 09/18/2009, Strike Price EUR 12.00) * (a)	4,832	2,476

		8,444

Germany - 0.00%
Rhoen-Klinikum AG (Expiration date 08/04/2009, Strike Price EUR 13.30) *	2	3

Greece - 0.01%
Alapis Holding Industrial & Commercial SA (Expiration Date 09/18/2009, Strike Price EUR 0.46) *	61,030	12,249

Sweden - 0.01%
Billerud AB (Expiration Date 09/23/2009, Strike Price SEK 19.00) *	4,772	11,463

Switzerland - 0.00%
Bank Sarasin & Cie AG (Expiration Date09/15/2009, Strike Price CHF 22.75) *	3,289	3,417

TOTAL RIGHTS (Cost $69,412)		$39,190

SHORT TERM INVESTMENTS - 2.26%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	282,380	$2,826,990

TOTAL SHORT TERM INVESTMENTS (Cost $2,824,918)		$2,826,990

Total Investments (International Small Company Fund) (Cost $164,442,084) - 107.03%		$133,603,030
Other assets and liabilities, net - (7.03)%		(8,776,045)

TOTAL NET ASSETS - 100.00%		$124,826,985

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Building Materials & Construction	5.98%
Banking	5.07%
Food & Beverages	4.40%
Industrial Machinery	4.27%
Business Services	4.26%

International Value Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 97.33%

Australia - 0.81%
Brambles, Ltd.	1,487,304	$9,331,505

Austria - 1.04%
Telekom Austria AG	685,030	11,976,165

Bermuda - 0.62%
PartnerRe, Ltd.	95,760	$7,077,622

Brazil - 0.63%
Empresa Brasileira de Aeronautica SA, ADR	339,020	7,200,785

Canada - 1.18%
Biovail Corp. (a)	606,300	7,748,013
Talisman Energy, Inc.	362,800	5,832,637

		13,580,650

China - 1.43%
China Telecom Corp., Ltd.	18,363,589	9,448,977
Shanghai Electric Group Company, Ltd.	15,149,555	6,935,531

		16,384,508

France - 11.89%
AXA Group SA	863,786	19,748,654
Cap Gemini SA	200,190	9,707,326
Compagnie Generale des Etablissements Michelin, Class B	62,070	4,683,365
France Telecom SA (a)	1,397,501	35,628,641
GDF Suez	174,710	7,377,659
Sanofi-Aventis SA	330,216	22,432,437
Total SA	375,252	21,573,774
Vivendi SA	539,650	15,394,553

		136,546,409

Germany - 9.80%
Bayerische Motoren Werke (BMW) AG	326,524	14,906,046
Celesio AG	162,540	4,425,187
Deutsche Post AG	857,881	14,838,353
E.ON AG	278,060	11,783,175
Infineon Technologies AG *	2	11
Merck KGaA	110,860	10,063,968
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	133,066	19,850,327
SAP AG	394,750	19,285,416
Siemens AG	199,739	17,321,350

		112,473,833

Hong Kong - 1.39%
China Mobile, Ltd.	308,000	3,001,390
Hutchison Whampoa, Ltd.	1,836,620	12,915,361

		15,916,751

Israel - 1.25%
Check Point Software Technologies, Ltd. *	516,550	14,396,249

Italy - 2.15%
Autogrill SpA *	1,143,515	12,928,753
UniCredit Italiano SpA *	3,242,158	11,805,244

		24,733,997

Japan - 6.50%
Mitsubishi UFJ Financial Group, Inc.	1,716,800	10,891,264
Nintendo Company, Ltd.	47,700	12,864,125
Promise Company, Ltd. (a)	264,600	2,582,949
Sony Corp.	429,514	11,487,192
Takeda Pharmaceutical Company, Ltd.	160,800	6,477,931
Toyota Motor Corp.	312,200	13,313,533

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

International Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
USS Company, Ltd.	271,530	$17,015,248

		74,632,242

Netherlands - 5.72%
ING Groep NV *	1,759,422	26,625,006
Koninklijke (Royal) Philips Electronics NV	537,666	12,188,465
Randstad Holdings NV *	393,490	16,319,864
Reed Elsevier NV	997,669	10,589,151

		65,722,486

Norway - 4.90%
Aker Kvaerner ASA	979,950	9,665,726
StatoilHydro ASA	1,028,570	22,505,014
Telenor ASA *	2,550,521	24,066,791

		56,237,531

Russia - 0.57%
Gazprom OAO, SADR	308,000	6,529,600

Singapore - 2.85%
Flextronics International, Ltd. *	2,521,640	14,953,325
Singapore Telecommunications, Ltd.	8,144,000	17,733,585

		32,686,910

South Korea - 3.99%
KB Financial Group, Inc., ADR * (a)	314,328	12,815,152
Samsung Electronics Company, Ltd., GDR (f)	106,764	32,955,015

		45,770,167

Spain - 2.93%
Iberdrola SA	796,822	7,397,436
Telefonica SA	1,037,699	26,200,455

		33,597,891

Sweden - 1.86%
Ericsson (LM), Series B	1,652,914	15,858,409
Niscayah Group AB	2,955,338	5,446,217

		21,304,626

Switzerland - 7.84%
Adecco SA	488,160	23,468,563
Nestle SA	491,890	20,444,501
Novartis AG	282,470	13,116,243
Roche Holdings AG - Genusschein	55,770	8,874,293
Swiss Re	316,853	14,701,358
UBS AG - Swiss Exchange *	511,498	9,458,041

		90,062,999

Taiwan - 5.84%
Compal Electronics, Inc., GDR (f)	3,013,358	15,196,666
Lite-On Technology Corp., GDR	1,159,880	13,002,481
Lite-On Technology Corp.	6,392,264	7,129,407
Mega Financial Holding Company, Ltd.	26,295,000	13,053,935
Taiwan Semiconductor Manufacturing Company, Ltd.	10,392,576	18,632,218

		67,014,707

United Kingdom - 20.30%
Aviva PLC	1,990,750	13,033,138
BP PLC	2,686,052	23,119,675
British Sky Broadcasting Group PLC	1,840,516	16,293,688
Compass Group PLC	1,610,677	8,564,638
G4S PLC	3,063,280	11,089,130
GlaxoSmithKline PLC	992,205	19,423,471
HSBC Holdings PLC	522,050	5,703,518
Kingfisher PLC	6,983,770	23,969,319
Marks & Spencer Group PLC	1,044,400	5,746,971
Old Mutual PLC *	6,822,982	10,341,133
Pearson PLC	985,766	11,990,050
Persimmon PLC *	779,115	6,209,530
Premier Foods PLC *	8,745,586	6,284,497
Rentokil Initial PLC	5,303,917	9,420,337
Royal Dutch Shell PLC, B Shares	731,283	19,881,762
Tesco PLC	921,040	5,639,154
The Sage Group PLC	767,500	2,744,264
Vodafone Group PLC	15,580,476	33,585,268

		233,039,543

United States - 1.84%
ACE, Ltd.	405,496	21,158,781

TOTAL COMMON STOCKS (Cost $1,244,692,216)		$1,117,375,957

SHORT TERM INVESTMENTS - 7.02%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	5,083,238	$50,889,821
Paribas Corp.
0.16% due 09/01/2009	29,645,000	29,645,000

TOTAL SHORT TERM INVESTMENTS (Cost $80,529,228)		$80,534,821

Total Investments (International Value Fund) (Cost $1,325,221,444) - 104.35%		$1,197,910,778
Other assets and liabilities, net - (4.35)%		(49,927,350)

TOTAL NET ASSETS - 100.00%		$1,147,983,428

The portfolio had the following five top industry concentrations as of August 31, 2009 (as a percentage of total net assets):

Telecommunications Equipment & Services	12.27%
Insurance	11.55%
Pharmaceuticals	6.53%
Business Services	6.42%
Electronics	6.24%

Investment Quality Bond Fund

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 26.05%

U.S. Treasury Bonds - 24.38%
5.375% due 02/15/2031	$1,000,000	$1,169,844
7.25% due 08/15/2022	1,375,000	1,832,616
7.50% due 11/15/2016	5,450,000	6,987,494
7.875% due 02/15/2021	9,250,000	12,712,969
8.125% due 08/15/2021	3,300,000	4,637,530
8.125% due 08/15/2019 ***	2,900,000	4,004,720

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or Principal Amount		Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
8.75% due 05/15/2017 to 08/15/2020		$9,785,000	$13,987,481

			45,332,654

U.S. Treasury Notes - 1.67%
3.125% due 08/31/2013		2,000,000	2,088,906
6.50% due 02/15/2010		1,000,000	1,028,164

			3,117,070

TOTAL U.S. TREASURY OBLIGATIONS (Cost $45,507,265)			$48,449,724

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.14%
Federal Home Loan Mortgage Corp. - 1.57%
4.00% due 11/15/2019		135,265	137,282
5.00% due 03/01/2019 to 12/01/2034		2,661,158	2,760,105
6.50% due 04/01/2029 to 08/01/2034		21,540	23,136
7.50% due 06/01/2010 to 05/01/2028		5,493	5,992

			2,926,515

Federal National Mortgage
Association - 3.40%
4.654% due 06/01/2013		176,218	186,244
4.86% due 01/01/2015		2,826,651	2,980,112
4.918% due 02/01/2013		256,395	272,841
5.00% due 03/01/2019 to 06/01/2019		1,060,225	1,121,125
5.50% due 08/01/2035 to 11/01/2035		1,009,270	1,055,830
5.629% due 12/01/2011		202,596	216,318
5.936% due 11/01/2011		108,071	116,290
6.047% due 05/01/2012		124,695	134,939
6.085% due 10/01/2011		135,621	145,626
6.095% due 03/01/2012		83,445	90,667
6.50% due 09/01/2031		87	94
7.00% due 06/01/2029		289	317

			6,320,403

Government National Mortgage
Association - 0.13%
6.00% due 12/15/2013 to 04/15/2035		50,717	54,167
6.50% due 06/15/2028 to 08/15/2034		40,755	44,007
7.00% due 11/15/2031 to 10/15/2034		123,017	134,109
8.00% due 07/15/2030 to 10/15/2030		2,673	2,957

			235,240

Housing & Urban Development - 0.04%
7.498% due 08/01/2011		77,000	77,445

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,064,109)			$9,559,603

FOREIGN GOVERNMENT OBLIGATIONS - 1.12%
Brazil - 1.12%
Federative Republic of Brazil
5.875% due 01/15/2019		775,000	800,187
7.125% due 01/20/2037		90,000	99,450
10.00% due 01/01/2017	BRL	2,500,000	1,182,536

			2,082,173

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,811,724)			$2,082,173

CORPORATE BONDS - 47.09%
Advertising - 0.00%
Catalina Marketing Corp.
10.50% due 10/01/2015 (f)		$5,000	$4,862

Aerospace - 0.07%
Goodrich Corp.
7.10% due 11/15/2027		115,000	116,988
Vought Aircraft Industries, Inc.
8.00% due 07/15/2011		10,000	9,550

			126,538

Agriculture - 0.37%
Cargill, Inc.
5.60% due 09/15/2012 (f)		635,000	677,419
Case New Holland, Inc.
7.125% due 03/01/2014		10,000	9,550

			686,969

Air Travel - 0.32%
American Airlines Pass Through Trust 2003-01
3.857% due 07/09/2010		16,055	15,412
Continental Airlines, Inc., Series 071A
5.983% due 04/19/2022		30,000	25,950
Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018		103,865	90,363
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017		204,499	175,869
Continental Airlines, Inc., Series ERJ1
9.798% due 04/01/2021		8,552	5,644
Southwest Airlines Company, Series 07-1
6.15% due 08/01/2022		289,810	281,116

			594,354

Aluminum - 0.03%
Alcan, Inc.
6.45% due 03/15/2011		59,000	61,653
Novelis, Inc.
7.25% due 02/15/2015		3,000	2,430

			64,083

Auto Services - 0.01%
Avis Budget Car Rental LLC
7.625% due 05/15/2014		15,000	12,075

Automobiles - 0.12%
DaimlerChrysler NA Holding Corp.
8.50% due 01/18/2031		175,000	207,583
Ford Motor Company
7.45% due 07/16/2031		10,000	7,650

			215,233

Banking - 4.28%
BAC Capital Trust XI
6.625% due 05/23/2036		15,000	11,770
BAC Capital Trust XIV
5.63% until 03/15/2012, then variable due 12/31/2049		10,000	6,200
Bank of America Corp.
4.375% due 12/01/2010		436,000	445,273
5.42% due 03/15/2017		800,000	732,276
5.65% due 05/01/2018		125,000	120,868
5.75% due 12/01/2017		100,000	97,274

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Barclays Bank PLC
8.55% until 06/15/2011, then
variable due 09/29/2049 (f)	$10,000	$8,700
Chase Manhattan Corp.
7.00% due 11/15/2009	135,000	136,382
First Republic Bank of San Francisco
7.75% due 09/15/2012	111,000	116,272
First Union National Bank
7.80% due 08/18/2010	350,000	369,196
HBOS PLC
6.00% due 11/01/2033 (f)	210,000	141,770
HSBC Bank USA NA, BKNT
7.00% due 01/15/2039	250,000	285,060
HSBC Holdings PLC
6.80% due 06/01/2038	850,000	906,006
HSBC Holdings PLC, EMTN
0.7775% due 10/06/2016 (b)	600,000	555,973
National Australia Bank, Ltd.
8.60% due 05/19/2010	23,000	24,168
NB Capital Trust IV
8.25% due 04/15/2027	15,000	13,725
NBD Bancorp
8.25% due 11/01/2024	270,000	324,339
Republic New York Corp.
9.50% due 04/15/2014	135,000	156,297
Sanwa Bank, Ltd.
7.40% due 06/15/2011	300,000	317,295
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	30,000	30,829
The Royal Bank of Scotland PLC
4.875% due 08/25/2014 (f)	550,000	550,836
Wachovia Corp.
5.75% due 06/15/2017	385,000	406,029
Wachovia Corp., MTN
5.50% due 05/01/2013	570,000	605,620
Wells Fargo & Company
4.95% due 10/16/2013	1,020,000	1,049,529
Westpac Banking Corp.
4.20% due 02/27/2015	550,000	553,479

		7,965,166

Biotechnology - 0.15%
Amgen, Inc.
6.40% due 02/01/2039	245,000	278,514
Broadcasting - 0.69%
British Sky Broadcasting Group PLC
5.625% due 10/15/2015 (f)	131,000	136,303
CanWest Media, Inc.
8.00% due 09/15/2012 ^	30,000	16,275
CBS Corp.
8.20% due 05/15/2014	335,000	364,891
Liberty Media Corp.
5.70% due 05/15/2013	4,000	3,800
8.25% due 02/01/2030	2,000	1,520
News America Holdings, Inc.
6.90% due 03/01/2019 (f)	100,000	112,653
7.75% due 01/20/2024	453,000	467,974
9.25% due 02/01/2013	109,000	127,194
News America, Inc.
5.65% due 08/15/2020 (f)	55,000	56,584
Sinclair Broadcast Group, Inc.
4.875 due 07/15/2018	6,000	5,175

		1,292,369

Building Materials & Construction - 0.01%
D.R. Horton, Inc.
9.75% due 09/15/2010	14,000	14,490
Business Services - 0.04%
Deluxe Corp.
7.375% due 06/01/2015	50,000	44,750
Harland Clarke Holdings Corp.
9.50% due 05/15/2015	10,000	8,500
Lender Processing Services, Inc.
8.125% due 07/01/2016	5,000	5,113
SunGard Data Systems, Inc.
9.125% due 08/15/2013	13,000	12,870

		71,233

Cable & Television - 3.24%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	8,000	8,180
Comcast Corp.
5.70% due 05/15/2018	275,000	290,390
5.70% due 07/01/2019	350,000	369,342
5.85% due 11/15/2015	600,000	650,440
COX Communications, Inc.
5.875% due 12/01/2016 (f)	350,000	365,401
7.125% due 10/01/2012	458,000	507,755
CSC Holdings, Inc.
7.625% due 07/15/2018	21,000	20,108
DirecTV Holdings LLC
6.375% due 06/15/2015	10,000	10,125
Mediacom Broadband LLC
8.50% due 10/15/2015	27,000	26,393
Quebecor Media, Inc.
7.75% due 03/15/2016	15,000	14,138
7.75% due 03/15/2016	5,000	4,713
Rogers Cable, Inc.
6.25% due 06/15/2013	130,000	142,944
TCI Communications, Inc.
7.875% due 02/15/2026	150,000	171,468
8.75% due 08/01/2015	183,000	219,408
Time Warner Cable, Inc.
5.85% due 05/01/2017	815,000	855,882
6.55% due 05/01/2037	150,000	157,831
6.75% due 06/15/2039	70,000	74,854
8.25% due 02/14/2014	140,000	163,768
Time Warner Companies, Inc.
7.25% due 10/15/2017	60,000	67,670
Time Warner, Inc.
6.75% due 04/15/2011	150,000	159,467
7.70% due 05/01/2032	602,000	667,519
Viacom, Inc.
6.125% due 10/05/2017	600,000	634,166
6.25% due 04/30/2016	252,000	270,355
6.625% due 05/15/2011	175,000	181,624

		6,033,941

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications - 1.10%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	$94,000	$101,974
8.125% due 05/01/2012	56,000	63,707
8.75% due 03/01/2031	397,000	527,657
Cingular Wireless LLC
7.125% due 12/15/2031	67,000	77,241
Cricket Communications, Inc.
9.375% due 11/01/2014	5,000	4,712
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	10,000	9,813
Rogers Wireless, Inc.
9.625% due 05/01/2011	27,000	29,978
Verizon Wireless Capital LLC
5.55% due 02/01/2014 (f)	595,000	643,426
Vodafone Group PLC
5.45% due 06/10/2019	350,000	364,196
7.75% due 02/15/2010	211,000	217,399

		2,040,103

Chemicals - 0.31%
Agrium, Inc.
7.125% due 05/23/2036	225,000	234,375
Ashland, Inc.
9.125% due 06/01/2017 (f)	10,000	10,500
Cytec Industries, Inc.
4.60% due 07/01/2013	133,000	125,005
6.00% due 10/01/2015	200,000	191,386
IMC Global, Inc.
7.30% due 01/15/2028	3,000	2,868
Momentive Performance Materials, Inc.
9.75% due 12/01/2014	10,000	6,500
Terra Capital, Inc., Series B
7.00% due 02/01/2017	5,000	4,712

		575,346

Coal - 0.06%
Peabody Energy Corp.
6.875% due 03/15/2013	6,000	6,000
7.375% due 11/01/2016	100,000	100,000

		106,000

Commercial Services - 0.01%
Aramark Services, Inc.
8.50% due 02/01/2015	15,000	14,550
Computers & Business Equipment - 0.19%
Seagate Technology HDD Holdings
6.375% due 10/01/2011	5,000	4,925
Seagate Technology International
10.00% due 05/01/2014 (f)	5,000	5,363
Unisys Corp.
12.75% due 10/15/2014 (f)	12,000	12,315
14.25% due 09/15/2015 (f)	2,000	1,960
Xerox Corp.
5.50% due 05/15/2012	170,000	177,224
6.40% due 03/15/2016	125,000	127,656
7.20% due 04/01/2016	15,000	15,553
		344,996
Containers & Glass - 0.10%
Bemis Company, Inc.
6.80% due 08/01/2019	20,000	21,754
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	16,000	16,160
Pactiv Corp.
5.875% due 07/15/2012	135,000	143,824
Solo Cup Company
10.50% due 11/01/2013 (f)	5,000	5,250

		186,988

Correctional Facilities - 0.05%
Corrections Corp. of America
6.75% due 01/31/2014	100,000	97,250
Crude Petroleum & Natural Gas - 0.86%
Atmos Energy Corp.
6.35% due 06/15/2017	75,000	80,699
Burlington Resources Finance Company
7.40% due 12/01/2031	309,000	359,596
Canadian Natural Resources, Ltd.
5.15% due 02/01/2013	150,000	156,905
6.45% due 06/30/2033	37,000	38,976
Chesapeake Energy Corp.
6.50% due 08/15/2017	20,000	17,650
6.625% due 01/15/2016	97,000	88,149
7.50% due 09/15/2013	3,000	2,940
7.625% due 07/15/2013	10,000	9,800
EnCana Corp.
5.90% due 12/01/2017	450,000	484,894
Marathon Oil Corp.
6.50% due 02/15/2014	255,000	280,854
Nexen, Inc.
7.50% due 07/30/2039	40,000	41,898
PetroHawk Energy Corp.
9.125% due 07/15/2013	15,000	15,225
Plains Exploration & Production Company
7.75% due 06/15/2015	10,000	9,700
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	5,000	4,525
Southwestern Energy Company
7.50% due 02/01/2018 (f)	10,000	10,063

		1,601,874

Domestic Oil - 0.18%
Motiva Enterprises LLC
5.20% due 09/15/2012 (f)	148,000	152,604
Range Resources Corp.
7.50% due 05/15/2016	10,000	9,900
Valero Energy Corp.
8.75% due 06/15/2030	162,000	174,523

		337,027

Drugs & Health Care - 0.01%
Allegiance Corp.
7.00% due 10/15/2026	13,000	13,141
Rite Aid Corp.
10.375% due 07/15/2016	15,000	14,475

		27,616

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities - 5.28%
Carolina Power & Light Company
6.50% due 07/15/2012	$671,000	$739,372
CenterPoint Energy, Inc.
6.50% due 05/01/2018	560,000	550,828
Commonwealth Edison Company
5.95% due 08/15/2016	125,000	134,930
6.15% due 03/15/2012	92,000	99,425
Dominion Resources, Inc.
6.40% due 06/15/2018	395,000	436,814
7.00% due 06/15/2038	150,000	175,407
Duke Energy Corp.
5.65% due 06/15/2013	600,000	641,135
Dynegy Holdings, Inc.
7.125% due 05/15/2018	15,000	9,975
Edison Mission Energy
7.75% due 06/15/2016	20,000	16,300
Electricite de France SA
6.50% due 01/26/2019 (f)	400,000	456,746
Enel Finance International SA
6.80% due 09/15/2037 (f)	555,000	638,726
Exelon Generation Company, LLC
6.95% due 06/15/2011	185,000	198,489
Georgia Power Company
5.25% due 12/15/2015	600,000	646,797
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (f)	475,000	501,319
Midamerican Energy Holdings
6.125% due 04/01/2036	250,000	265,009
New York State Electric & Gas Corp.
5.75% due 05/01/2023	74,000	68,175
Northern States Power Company
6.25% due 06/01/2036	125,000	143,158
6.50% due 03/01/2028	67,000	76,541
NSTAR
8.00% due 02/15/2010	270,000	277,803
Ohio Edison Company
6.875% due 07/15/2036	150,000	166,659
Old Dominion Electric Cooperative
6.25% due 06/01/2011	141,000	149,392
Oncor Electric Delivery Company
7.50% due 09/01/2038	150,000	188,487
Potomac Electric Power Company
6.50% due 11/15/2037	250,000	282,306
PPL Electric Utilities Corp.
6.25% due 05/15/2039	80,000	90,204
PSEG Power LLC
8.625% due 04/15/2031	154,000	205,242
Puget Sound Energy, Inc.
7.00% due 03/09/2029	54,000	59,631
RRI Energy, Inc.
6.75% due 12/15/2014	8,000	8,000
Sierra Pacific Power Company, Series M
6.00% due 05/15/2016	150,000	155,834
Southern California Edison Company
6.00% due 01/15/2034	326,000	362,545
Taqa Abu Dhabi National Energy Company
6.50% due 10/27/2036 (f)	475,000	430,112
TXU Corp., Series P
5.55% due 11/15/2014	26,000	16,714
Union Electric Company
6.40% due 06/15/2017	850,000	931,574
Wisconsin Electric Power Company
6.50% due 06/01/2028	94,000	107,484
Wisconsin Energy Corp.
6.20% due 04/01/2033	138,000	149,061
Wisconsin Power and Light Company
5.00% due 07/15/2019	425,000	440,010

		9,820,204

Electronics - 0.12%
Avnet, Inc.
6.625% due 09/15/2016	200,000	206,123
L-3 Communications Corp., Series B
6.375% due 10/15/2015	10,000	9,425
Sanmina-SCI Corp.
3.3794% due 06/15/2010 (b)(f)	9,000	8,730

		224,278

Energy - 0.40%
Abu Dhabi National Energy Company
5.875% due 10/27/2016 (f)	110,000	110,397
Aquila, Inc.
11.875% due 07/01/2012	20,000	22,700
Midamerican Funding LLC
6.75% due 03/01/2011	260,000	276,762
Mirant North America LLC
7.375% due 12/31/2013	20,000	19,200
Nevada Power Company
6.50% due 08/01/2018	150,000	163,746
NRG Energy, Inc.
7.25% due 02/01/2014	25,000	24,313
7.375% due 01/15/2017	5,000	4,763
XTO Energy, Inc.
6.75% due 08/01/2037	120,000	131,590

		753,471

Financial Services - 9.71%
AGFC Capital Trust I
6.0% until 01/15/2017, then variable due 01/15/2067 (f)	170,000	56,950
American Express Company
7.25% due 05/20/2014	500,000	550,247
American Express Credit Corp.
5.125% due 08/25/2014	360,000	364,368
American General Finance Corp.
5.375% due 10/01/2012	154,000	108,185
Arch Western Finance LLC
6.75% due 07/01/2013	16,000	15,280
BAT International Finance PLC
9.50% due 11/15/2018 (f)	200,000	255,440
Bear Stearns Companies, Inc.
5.35% due 02/01/2012	80,000	84,353
6.40% due 10/02/2017	105,000	113,942
6.95% due 08/10/2012	345,000	385,454
Capital One Capital IV
6.745% until 02/17/2032, then variable due 02/17/2037	125,000	90,000
Capital One Financial Corp.
7.375% due 05/23/2014	60,000	65,451

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Capmark Financial Group, Inc.
7.875% due 05/10/2012	$95,000	$19,468
Charles Schwab Corp.
4.95% due 06/01/2014	230,000	241,959
CIT Group Funding Company of Canada
4.65% due 07/01/2010	10,000	8,219
CIT Group, Inc.
5.00% due 02/01/2015	91,000	51,211
5.65% due 02/13/2017	5,000	2,810
5.80% due 07/28/2011	10,000	5,956
7.625% due 11/30/2012	45,000	25,496
Citigroup Capital XXI
8.3% until 12/21/2037, then variable due 12/21/2057	30,000	25,275
Citigroup, Inc.
4.875% due 05/07/2015	286,000	258,459
5.50% due 08/27/2012	900,000	915,260
6.50% due 08/19/2013	420,000	431,273
6.875% due 03/05/2038	275,000	248,372
Countrywide Financial Corp.
4.50% due 06/15/2010	70,000	70,671
Discover Financial Services
6.45% due 06/12/2017	300,000	261,575
Dollar Financial Corp.
2.875% due 06/30/2027	10,000	8,073
Equitable Companies, Inc.
7.00% due 04/01/2028	235,000	219,320
Erac USA Finance Company
8.00% due 01/15/2011 (f)	534,000	556,414
Farmers Exchange Capital
7.05% due 07/15/2028 (f)	350,000	282,121
Ford Motor Credit Company LLC
7.00% due 10/01/2013	21,000	18,727
7.375% due 10/28/2009	5,000	5,000
7.875% due 06/15/2010	5,000	4,990
GATX Financial Corp.
5.50% due 02/15/2012	200,000	199,578
General Electric Capital Corp.
4.80% due 05/01/2013	475,000	493,224
6.125% due 02/22/2011	67,000	70,813
6.75% due 03/15/2032	934,000	926,495
GMAC LLC
7.75% due 01/19/2010 (f)	15,000	14,888
8.00% due 11/01/2031 (f)	18,000	13,905
Goldman Sachs Group, Inc.
5.45% due 11/01/2012	340,000	362,434
6.00% due 05/01/2014	60,000	64,692
6.15% due 04/01/2018	750,000	791,686
6.75% due 10/01/2037	905,000	906,067
6.875% due 01/15/2011	208,000	221,938
7.50% due 02/15/2019	235,000	270,554
International Lease Finance Corp.
5.625% due 09/15/2010	170,000	159,647
5.875% due 05/01/2013	250,000	196,739
6.375% due 03/25/2013	145,000	113,779
JPMorgan Chase & Company
5.15% due 10/01/2015	200,000	204,216
5.375% due 10/01/2012	760,000	816,014
6.00% due 01/15/2018	555,000	596,455
JPMorgan Chase Capital XV
5.875% due 03/15/2035	567,000	486,574
Lazard Group LLC
6.85% due 06/15/2017	585,000	572,394
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017	740,000	729,268
7.75% due 05/14/2038	135,000	143,354
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018	425,000	433,959
Mizuho Financial Group, Cayman, Ltd.
5.79% due 04/15/2014 (f)	246,000	254,972
Morgan Stanley
5.55% due 04/27/2017	225,000	224,118
6.25% due 08/28/2017	500,000	515,534
6.75% due 04/15/2011	106,000	112,730
Morgan Stanley, MTN
6.00% due 04/28/2015	350,000	369,714
6.625% due 04/01/2018	675,000	721,264
NiSource Finance Corp.
6.40% due 03/15/2018	200,000	197,524
Sun Canada Financial Company
7.25% due 12/15/2015 (f)	229,000	228,847
Sunamerica, Inc.
8.125% due 04/28/2023	135,000	112,503
US Bancorp
7.50% due 06/01/2026	750,000	772,748

		18,048,946

Food & Beverages - 2.06%
Anheuser-Busch InBev Worldwide, Inc.
6.875% due 11/15/2019 (f)	125,000	139,823
7.75% due 01/15/2019 (f)	400,000	468,357
Companhia de Bebidas das Americas
8.75% due 09/15/2013	365,000	423,400
ConAgra Foods, Inc.
5.819% due 06/15/2017	74,000	79,167
6.75% due 09/15/2011	5,000	5,437
Dr. Pepper Snapple Group, Inc.
6.82% due 05/01/2018	440,000	490,784
General Mills, Inc.
5.20% due 03/17/2015	190,000	204,515
5.65% due 02/15/2019	105,000	113,453
Kellogg Company
4.45% due 05/30/2016	400,000	418,553
Kraft Foods, Inc.
6.125% due 02/01/2018	150,000	164,157
6.50% due 11/01/2031	266,000	284,880
6.875% due 02/01/2038	250,000	286,804
PepsiCo, Inc.
7.90% due 11/01/2018	235,000	296,376
SABMiller PLC
6.20% due 07/01/2011 (f)	300,000	319,613
Smithfield Foods, Inc., Series B
7.75% due 05/15/2013	10,000	8,250
Tyson Foods, Inc.
7.85% due 04/01/2016	125,000	123,437
10.50% due 03/01/2014	5,000	5,575

		3,832,581

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Forest Products - 0.19%
Weyerhaeuser Company
6.75% due 03/15/2012	$308,000	$318,202
7.95% due 03/15/2025	40,000	35,564

		353,766

Funeral Services - 0.00%
Service Corp. International
7.625% due 10/01/2018	10,000	9,575
Gas & Pipeline Utilities - 1.13%
CenterPoint Energy Resources Corp.
6.125% due 11/01/2017	125,000	128,409
El Paso Corp.
7.00% due 06/15/2017	10,000	9,399
El Paso Natural Gas Company
5.95% due 04/15/2017	25,000	25,689
Kinder Morgan Energy Partners LP
6.85% due 02/15/2020	530,000	582,735
7.125% due 03/15/2012	208,000	227,721
Kinder Morgan Finance Company
5.70% due 01/05/2016	20,000	18,300
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)	675,000	730,435
TransCanada Pipelines, Ltd.
7.625% due 01/15/2039	310,000	384,985

		2,107,673

Healthcare Products - 0.30%
Biomet, Inc.
10.00% due 10/15/2017	5,000	5,250
Inverness Medical Innovations, Inc.
9.00% due 05/15/2016	10,000	9,950
Roche Holdings, Inc.
6.00% due 03/01/2019	475,000	525,692
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	10,000	9,650

		550,542

Healthcare Services - 0.29%
DaVita, Inc.
6.625% due 03/15/2013	2,000	1,940
7.25% due 03/15/2015	2,000	1,930
Express Scripts, Inc.
6.25% due 06/15/2014	235,000	256,830
McKesson Corp.
7.50% due 02/15/2019	30,000	35,173
WellPoint, Inc.
7.00% due 02/15/2019	220,000	243,205

		539,078

Homebuilders - 0.14%
D.R. Horton, Inc.
7.875% due 08/15/2011	250,000	256,250
Hotels & Restaurants - 0.01%
Buffalo Thunder Development Authority
9.375% due 12/15/2014 ^ (f)	20,000	3,550
Wyndham Worldwide Corp.
6.00% due 12/01/2016	25,000	21,778

		25,328
Household Products - 0.18%
Procter & Gamble, Series A
9.36% due 01/01/2021	$262,581	$328,373
Industrial Machinery - 0.01%
CPM Holdings, Inc.
10.625% due 09/01/2014 (f)	10,000	10,100
Industrials - 0.01%
Airgas, Inc.
7.125% due 10/01/2018 (f)	10,000	9,975
Insurance - 2.73%
ACE Capital Trust II
9.70% due 04/01/2030	248,000	248,314
ACE INA Holdings, Inc.
5.70% due 02/15/2017	100,000	106,562
5.875% due 06/15/2014	125,000	135,515
Aflac, Inc.
8.50% due 05/15/2019	65,000	75,518
AIG SunAmerica Global Financing X
6.90% due 03/15/2032 (f)	100,000	71,080
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	145,000	139,869
AXA Equitable Life Insurance
7.70% due 12/01/2015 (f)	250,000	248,239
Everest Reinsurance Holdings, Inc.
6.6% until 05/15/2017, then variable due 05/15/2037	495,000	341,550
8.75% due 03/15/2010	294,000	302,548
Fidelity National Title Group, Inc.
7.30% due 08/15/2011	26,000	25,927
Jackson National Life Insurance Company
8.15% due 03/15/2027 (f)	377,000	328,635
Liberty Mutual Insurance Company
7.697% due 10/15/2097 (f)	925,000	614,664
Metlife, Inc.
5.375% due 12/15/2012	150,000	158,975
Metropolitan Life Global Funding I
5.125% due 04/10/2013 (f)	335,000	344,642
Nationwide Mutual Insurance Company
8.25% due 12/01/2031 (f)	260,000	245,122
Navigators Group, Inc.
7.00% due 05/01/2016	59,000	47,521
Ohio National Life Insurance Company
8.50% due 05/15/2026 (f)	155,000	132,565
Principal Life Global Funding I
5.125% due 10/15/2013 (f)	225,000	227,596
6.125% due 10/15/2033 (f)	108,000	89,165
Prudential Financial, Inc., MTN
5.15% due 01/15/2013	355,000	357,702
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	135,000	138,388
Unitrin, Inc.
6.00% due 05/15/2017	350,000	281,703
UnumProvident Finance Company, PLC
6.85% due 11/15/2015 (f)	125,000	119,814
W.R. Berkley Corp.
5.125% due 09/30/2010	54,000	54,351
5.60% due 05/15/2015	263,000	237,019

		5,072,984

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
International Oil - 0.24%
ConocoPhillips
4.60% due 01/15/2015	$330,000	$351,408
Newfield Exploration Company
6.625% due 04/15/2016	10,000	9,550
Pioneer Natural Resources Company
6.65% due 03/15/2017	85,000	77,918
6.875% due 05/01/2018	15,000	13,695

		452,571

Internet Service Provider - 0.00%
Terremark Worldwide, Inc.
12.00% due 06/15/2017 (f)	5,000	5,256
Leisure Time - 0.04%
AMC Entertainment, Inc.
8.75% due 06/01/2019	10,000	9,925
11.00% due 02/01/2016	15,000	15,525
Peninsula Gaming LLC
8.375% due 08/15/2015	5,000	4,900
10.75% due 08/15/2017	5,000	4,775
Royal Caribbean Cruises, Ltd.
11.875% due 07/15/2015	5,000	5,225
Scientific Games International, Inc., Series 144A
9.25% due 06/15/2019	5,000	5,125
Seneca Gaming Corp.
7.25% due 05/01/2012	10,000	9,400
Wynn Las Vegas LLC
6.625% due 12/01/2014	4,000	3,680
6.625% due 12/01/2014	5,000	4,587
Yonkers Racing Corp.
11.375% due 07/15/2016 (f)	5,000	5,088

		68,230

Liquor - 0.29%
Constellation Brands, Inc.
7.25% due 09/01/2016	10,000	9,675
Miller Brewing Company
5.50% due 08/15/2013 (f)	390,000	409,931
Molson Coors Capital Financial
4.85% due 09/22/2010	117,000	120,617

		540,223

Manufacturing - 0.46%
General Electric Company
5.25% due 12/06/2017	735,000	750,420
Sally Holdings LLC
9.25% due 11/15/2014	5,000	5,162
SPX Corp.
7.625% due 12/15/2014	10,000	10,038
Tyco International Group SA
6.75% due 02/15/2011	85,000	89,762

		855,382

Medical-Hospitals - 0.49%
Community Health Systems, Inc.
8.875% due 07/15/2015	10,000	10,038
HCA, Inc.
6.375% due 01/15/2015	20,000	17,500
7.875% due 02/01/2011	20,000	20,100
HCA, Inc., PIK
9.625% due 11/15/2016	21,000	21,210
Quest Diagnostics, Inc.
5.45% due 11/01/2015	$275,000	$284,631
6.95% due 07/01/2037	390,000	438,066
7.50% due 07/12/2011	100,000	107,100
Tenet Healthcare Corp.
8.875% due 07/01/2019 (f)	20,000	20,500

		919,145

Metal & Metal Products - 0.13%
Inco, Ltd.
5.70% due 10/15/2015	233,000	238,407
Mining - 0.36%
Corporacion Nacional Del Cobre de Chile -
CODELCO
6.375% due 11/30/2012 (f)	165,000	180,254
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	5,000	5,212
8.375% due 04/01/2017	25,000	26,063
Rio Tinto Finance USA, Ltd.
6.50% due 07/15/2018	425,000	457,531

		669,060

Office Furnishings & Supplies - 0.00%
ACCO Brands Corp.
7.625% due 08/15/2015	5,000	3,725
Paper - 0.15%
MeadWestvaco Corp.
7.375% due 09/01/2019	150,000	152,480
Temple-Inland, Inc.
6.875% due 01/15/2018	125,000	121,626

		274,106

Petroleum Services - 0.15%
Basic Energy Services, Inc.
11.625% due 08/01/2014 (f)	5,000	5,100
Halliburton Company
5.50% due 10/15/2010	192,000	200,118
Hornbeck Offshore Services, Inc.
8.00% due 09/01/2017 (f)	10,000	9,800
Petroleum Export, Ltd.
5.265% due 06/15/2011 (f)	62,913	60,610
Pride International, Inc.
7.375% due 07/15/2014	5,000	5,050

		280,678

Pharmaceuticals - 1.19%
AmerisourceBergen Corp.
5.875% due 09/15/2015	670,000	717,348
Elan Finance PLC
7.75% due 11/15/2011	40,000	38,800
Medco Health Solutions, Inc.
7.125% due 03/15/2018	135,000	152,227
Merck & Company, Inc.
4.00% due 06/30/2015	425,000	442,958
Novartis Securities Investment, Ltd.
5.125% due 02/10/2019	320,000	339,246
Omnicare, Inc.
6.75% due 12/15/2013	5,000	4,725
6.875% due 12/15/2015	5,000	4,675

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.
6.20% due 03/15/2019	$450,000	$508,766

		2,208,745

Publishing - 0.02%
Scholastic Corp.
5.00% due 04/15/2013	35,000	29,575
Railroads & Equipment - 0.00%
American Railcar Industries, Inc.
7.50% due 03/01/2014	5,000	4,637
Real Estate - 2.67%
AMB Property LP
7.50% due 06/30/2018	106,000	98,760
AvalonBay Communities, Inc.
5.50% due 01/15/2012	150,000	155,698
Brandywine Operating Partnership
5.70% due 05/01/2017	335,000	280,540
Developers Diversified Realty Corp.
4.625% due 08/01/2010	55,000	53,155
5.00% due 05/03/2010	25,000	24,295
Duke Realty Corp. LP
5.25% due 01/15/2010	275,000	275,742
Equity One, Inc.
6.00% due 09/15/2017	235,000	205,840
Federal Realty Investment Trust, REIT
5.65% due 06/01/2016	55,000	49,844
HCP, Inc.
5.65% due 12/15/2013	200,000	192,688
Health Care Property, Inc.
5.95% due 09/15/2011	150,000	152,339
7.072 due 06/08/2015	67,000	67,307
Health Care Property, Inc., REIT
6.00% due 03/01/2015	175,000	167,442
Healthcare Realty Trust, Inc.
8.125% due 05/01/2011	377,000	394,993
Host Marriott LP
7.125% due 11/01/2013	10,000	9,675
Kimco Realty Corp.
5.584% due 11/23/2015	125,000	113,456
Liberty Property LP
6.625% due 10/01/2017	100,000	92,236
7.25% due 03/15/2011	195,000	203,111
Realty Income Corp.
6.75% due 08/15/2019	550,000	535,638
Regency Centers LP
7.95% due 01/15/2011	319,000	328,579
Simon Property Group LP, REIT
5.30% due 05/30/2013	450,000	457,539
6.10% due 05/01/2016	150,000	149,580
United Dominion Realty Trust, Inc.
6.05% due 06/01/2013	200,000	201,698
Ventas Realty LP, Series 1
6.50% due 06/01/2016	5,000	4,637
Ventas Realty LP/Ventas Capital Corp.
6.625% due 10/15/2014	95,000	91,675
7.125% due 06/01/2015	3,000	2,865
WEA Finance LLC
7.125% due 04/15/2018 (f)	250,000	256,828
7.50% due 06/02/2014 (f)	$130,000	$139,652
Westfield Group
5.40% due 10/01/2012 (f)	250,000	255,482

		4,961,294

Retail - 0.25%
Staples, Inc.
9.75% due 01/15/2014	395,000	463,685
Retail Grocery - 0.11%
Kroger Company
6.75% due 04/15/2012	179,000	196,337
SUPERVALU, Inc.
8.00% due 05/01/2016	10,000	9,838

		206,175

Retail Trade - 0.51%
CVS Pass-Through Trust
5.88% due 01/10/2028	332,948	307,977
6.943% due 01/10/2030	48,403	47,766
Dollar General Corp., PIK
11.875% due 07/15/2017	5,000	5,613
Federated Department Stores, Inc.
6.90% due 04/01/2029	156,000	117,881
HSN, Inc.
11.25% due 08/01/2016	5,000	5,200
Macys Retail Holdings, Inc.
5.875% due 01/15/2013	494,000	465,800

		950,237

Sanitary Services - 0.07%
Waste Management, Inc.
6.375% due 03/11/2015	125,000	135,977
Semiconductors - 0.00%
Sensata Technologies B.V.
8.00% due 05/01/2014 (f)	5,000	4,275
Software - 0.43%
Fiserv, Inc.
6.125% due 11/20/2012	200,000	217,224
Intuit, Inc.
5.40% due 03/15/2012	75,000	78,756
Oracle Corp.
6.125% due 07/08/2039	450,000	505,308

		801,288

Steel - 0.34%
ArcelorMittal
5.375% due 06/01/2013	150,000	151,174
6.125% due 06/01/2018	500,000	478,564

		629,738

Telecommunications Equipment &
Services - 0.58%
Bellsouth Corp.
4.75% due 11/15/2012	302,000	322,512
GCI, Inc.
7.25% due 02/15/2014	15,000	13,969
Intelsat Subsidiary Holding Company, Ltd.
8.875% due 01/15/2015 (f)	25,000	25,062

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
SBC Communications, Inc.
5.625% due 06/15/2016	$360,000	$388,859
5.875% due 08/15/2012	150,000	164,058
Telefonica Europe BV
7.75% due 09/15/2010	150,000	159,047

		1,073,507

Telephone - 2.77%
Ameritech Capital Funding Corp.
6.45% due 01/15/2018	148,000	157,928
AT&T, Inc.
5.50% due 02/01/2018	180,000	188,996
6.30% due 01/15/2038	675,000	708,647
British Telecommunications PLC
5.15% due 01/15/2013	350,000	362,655
9.125% due 12/15/2010	156,000	168,073
France Telecom SA
4.375% due 07/08/2014	200,000	209,003
Qwest Corp.
7.50% due 10/01/2014	25,000	24,781
8.375% due 05/01/2016 (f)	135,000	136,350
Sprint Capital Corp.
8.375% due 03/15/2012	10,000	10,013
Sprint Nextel Corp.
6.00% due 12/01/2016	5,000	4,200
Telecom Italia Capital SA
5.25% due 11/15/2013	325,000	340,032
6.00% due 09/30/2034	146,000	139,026
6.20% due 07/18/2011	675,000	718,781
Telefonica Emisones SAU
7.045% due 06/20/2036	275,000	326,150
Verizon Communications, Inc.
5.55% due 02/15/2016	570,000	605,430
6.40% due 02/15/2038	365,000	394,569
6.90% due 04/15/2038	275,000	314,687
8.75% due 11/01/2021	285,000	350,510

		5,159,831

Tobacco - 1.01%
Alliance One International, Inc.
10.00% due 07/15/2016 (f)	10,000	9,875
Altria Group, Inc.
9.25% due 08/06/2019	125,000	150,865
9.70% due 11/10/2018	395,000	483,182
10.20% due 02/06/2039	200,000	267,950
Philip Morris International, Inc.
5.65% due 05/16/2018	800,000	850,774
Reynolds American, Inc.
7.25% due 06/01/2013	95,000	101,268
7.30% due 07/15/2015	6,000	6,163

		1,870,077

Utility Service - 0.07%
PacifiCorp
6.35% due 07/15/2038	110,000	127,258

TOTAL CORPORATE BONDS (Cost $86,488,010)		$87,567,783

CONVERTIBLE BONDS - 0.00%
Pharmaceuticals - 0.00%
Amylin Pharmaceuticals, Inc.
3.00% due 06/15/2014	$5,000	$3,519

TOTAL CONVERTIBLE BONDS (Cost $3,140)		$3,519

MUNICIPAL BONDS - 1.47%
California - 0.16%
University of California
5.77% due 05/15/2043	290,000	301,040
Florida - 0.09%
Miami Beach Florida Redevelopment Agency Tax
Increment Revenue
8.95% due 12/01/2022	135,000	156,912
Illinois - 0.25%
Illinois State Toll Highway Authority
6.184% due 01/01/2034	415,000	453,969
Indiana - 0.01%
Indiana Bond Bank Revenue
5.02% due 01/15/2016	15,000	15,933
Maryland - 0.02%
Maryland State Transportation Authority, Ltd.
5.84% due 07/01/2011	40,000	42,886
Missouri - 0.23%
Curators University Missouri System Facilities
Revenue
5.96% due 11/01/2039	400,000	430,156
New Jersey - 0.26%
Jersey City Municipal Utilities Authority
4.55% due 05/15/2012	20,000	19,331
New Jersey State Turnpike Authority
7.414% due 01/01/2040	380,000	466,104

		485,435

New York - 0.14%
Port Authority of New York & New Jersey
6.04% due 12/01/2029	180,000	196,873
Sales Tax Asset Receivable Corp., Series B
4.25% due 10/15/2011	65,000	68,091

		264,964

Texas - 0.31%
North Texas Tollway Authority
6.718% due 01/01/2049	535,000	573,092

TOTAL MUNICIPAL BONDS (Cost $2,510,541)		$2,724,387

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.30%
American Tower Trust, Series 2007-1A, Class AFX
5.4197% due 04/15/2037 (f)	300,000	285,000
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4
5.9286% due 05/10/2045 (b)	1,000,000	908,428
Banc of America Commercial Mortgage, Inc., Series 2002-PB2 Class A4
6.186% due 06/11/2035	405,797	424,928

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T12, Class A4
4.68% due 08/13/2039 (b)	$405,797	$406,400

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A
4.871% due 09/11/2042	560,000	521,740

Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class A4A
5.2984% due 10/12/2042 (b)	575,000	571,110
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4
5.694% due 06/11/2050	450,000	397,698
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A4
5.742% due 09/11/2042	145,000	134,308
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4
5.322% due 12/11/2049	750,000	605,621
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.399% due 09/15/2020 (b)	500,000	483,687
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3
6.64% due 01/17/2032	108,393	108,935
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5A
5.116% due 06/10/2044 (b)	500,000	482,670
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4
5.9608% due 06/10/2046 (b)	500,000	463,635
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4
5.609% due 02/15/2039 (b)	1,000,000	934,949
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3
5.467% due 09/15/2039	1,000,000	761,493
Crown Castle Towers LLC, Series 2005-1A, Class B
4.878% due 06/15/2035 (f)	375,000	371,250
CS First Boston Mortgage Securities Corp, Series 2003-C3, Class A5
3.936% due 05/15/2038	500,000	492,326
General Electric Capital Assurance Company, Series 2003-1, Class A5
5.7426% due 05/12/2035 (b)(f)	89,275	82,895
Government National Mortgage Association, Series 2006-38, Class XS
6.9772% IO due 09/16/2035 (b)	63,265	7,336
GS Mortgage Securities Corp. II, Series 2006-GG6,Class A4
5.553% due 04/10/2038 (b)	1,000,000	878,392
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2004-CBX, Class A6
4.899% due 01/12/2037	315,000	292,398
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4
6.0652% due 04/15/2045 (b)	1,645,000	1,437,491
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4
4.918% due 10/15/2042 (b)	940,000	898,090
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A3
5.642% due 12/15/2025	63,296	65,291
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4
6.0799% due 06/15/2038 (b)	500,000	467,277
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A4
5.047% due 07/12/2038 (b)	500,000	483,151

Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.8397% due 05/12/2039 (b)	500,000	469,358
Morgan Stanley Capital I, Series 2007-HQ11, Class A4
5.447% due 02/12/2044 (b)	1,000,000	863,071
Morgan Stanley Capital I, Series 2008-T29, Class A4
6.4579% due 01/11/2043 (b)	140,000	123,791
Morgan Stanley Dean Witter Capital I, Series 2001, Class A4
6.39% due 06/15/2011	105,827	111,365
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	40,579	42,515
Nomura Asset Securities Corp., Series 1998-D6, Class A1B
6.59% due 03/15/2030	296	297
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1
3.669% due 02/11/2036	136,480	137,574
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2
4.493% due 02/11/2036	405,797	417,584
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.118% due 07/15/2042 (b)	310,000	297,689

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,475,296)		$15,429,743

ASSET BACKED SECURITIES - 1.25%
AmeriCredit Automobile Receivables Trust, Series 2005-AX, Class A4
3.93% due 10/06/2011	214,480	215,075
Chase Issuance Trust, Series 2008-A4, Class A4
4.65% due 03/15/2015	345,000	367,351
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2
5.261% due 04/25/2037 (f)	300,000	244,024
Harley-Davidson Motorcycle Trust, Series 2005-1, Class A2
3.76% due 12/17/2012	125,298	126,052
Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A5
7.03% due 03/15/2012	239,477	243,881
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A
6.53% due 06/01/2013	57,503	62,725
USAA Auto Owner Trust, Series 2005-4, Class A4
4.89% due 08/15/2012	343,527	347,919

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Wachovia Auto Owner Trust, Series 2005-B, Class A5
4.93% due 11/20/2012	$700,000	$707,960

TOTAL ASSET BACKED SECURITIES (Cost $2,341,317)		$2,314,987

COMMON STOCKS - 0.00%
Computers & Business Equipment - 0.00%
Unisys Corp. *	320	781

TOTAL COMMON STOCKS (Cost $396)		$781

PREFERRED STOCKS - 0.01%
Financial Services - 0.01%
Wells Fargo & Company, Series K (k)	20,000	18,000

TOTAL PREFERRED STOCKS (Cost $16,314)		$18,000

REPURCHASE AGREEMENTS - 8.66%
Bank of New York Tri-Party Repurchase Agreement dated 08/31/2009 at 0.21% to be repurchased at $15,700,092 on 09/01/2009, collateralized by $35,051,354 Federal Home Loan Mortgage Corp., 7.00% due 12/01/2038 (valued at $16,014,000, including interest)	$15,700,000	$15,700,000
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $413,001 on 09/01/2009,collateralized by $420,000 Federal Home Loan Mortgage Corp., 3.75% due 03/27/2019 (valued at $421,575, including interest)	413,000	413,000

TOTAL REPURCHASE AGREEMENTS (Cost $16,113,000)		$16,113,000

Total Investments (Investment Quality Bond Fund) (Cost $180,331,112) - 99.09%		$184,263,700
Other assets and liabilities, net - 0.91%		1,696,119

TOTAL NET ASSETS - 100.00%		$185,959,819

Large Cap Fund

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.19%
Advertising - 2.17%
Interpublic Group of Companies, Inc. *	339,000	$2,132,310
Omnicom Group, Inc.	76,850	2,791,192

		4,923,502

Aerospace - 1.88%
General Dynamics Corp.	72,000	4,261,680
Agriculture - 1.35%
Monsanto Company	36,600	3,070,008
Air Travel - 0.71%
Southwest Airlines Company	197,200	$1,613,096
Auto Parts - 1.44%
BorgWarner, Inc.	54,538	1,618,143
Johnson Controls, Inc.	66,581	1,649,211

		3,267,354

Automobiles - 1.79%
PACCAR, Inc.	112,500	4,069,125
Banking - 3.54%
Bank of America Corp.	210,700	3,706,213
Bank of New York Mellon Corp.	110,268	3,265,035
City National Corp. (a)	27,200	1,074,400

		8,045,648

Biotechnology - 3.19%
Amgen, Inc. *	51,500	3,076,610
Genzyme Corp. *	50,302	2,802,324
Millipore Corp. *	20,700	1,370,961

		7,249,895

Cable & Television - 3.40%
Comcast Corp., Class A	340,600	5,217,992
Viacom, Inc., Class B *	100,600	2,519,024

		7,737,016

Coal - 1.48%
Peabody Energy Corp.	103,000	3,366,040
Computers & Business Equipment - 5.90%
Apple, Inc. *	34,800	5,853,708
Hewlett-Packard Company	104,800	4,704,472
Seagate Technology	206,700	2,862,795

		13,420,975

Cosmetics & Toiletries - 4.37%
Avon Products, Inc. (a)	84,800	2,702,576
Estee Lauder Companies, Inc., Class A	49,800	1,785,330
Procter & Gamble Company	100,500	5,438,055

		9,925,961

Crude Petroleum & Natural Gas - 4.56%
EOG Resources, Inc.	21,400	1,540,800
Hess Corp.	51,700	2,615,503
Marathon Oil Corp.	90,100	2,781,387
Ultra Petroleum Corp. *	73,700	3,421,891

		10,359,581

Electrical Utilities - 5.03%
American Electric Power Company, Inc.	119,443	3,754,094
Dynegy, Inc., Class A *	174,900	332,310
Exelon Corp.	96,413	4,822,578
FirstEnergy Corp.	39,500	1,782,635
Pepco Holdings, Inc.	50,981	730,558

		11,422,175

Energy - 0.40%
Sempra Energy	18,314	918,813
Financial Services - 7.15%
Discover Financial Services	177,056	2,434,520
JPMorgan Chase & Company	156,400	6,797,144

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Large Cap Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Morgan Stanley	92,413	$2,676,280
Wells Fargo & Company	157,878	4,344,803

		16,252,747
Food & Beverages - 2.77%
PepsiCo, Inc.	82,900	4,697,943
Sysco Corp.	62,300	1,588,027

		6,285,970
Gas & Pipeline Utilities - 1.28%
Williams Companies, Inc.	176,600	2,903,304
Healthcare Products - 4.68%
Covidien PLC	146,700	5,804,919
Medtronic, Inc.	90,434	3,463,622
Zimmer Holdings, Inc. *	28,900	1,368,415

		10,636,956
Healthcare Services - 2.34%
DaVita, Inc. *	15,000	775,650
Medco Health Solutions, Inc. *	45,000	2,484,900
UnitedHealth Group, Inc.	73,900	2,069,200

		5,329,750
Household Products - 1.50%
Fortune Brands, Inc.	85,800	3,415,698
Industrial Machinery - 0.92%
Pall Corp.	70,700	2,101,911
Industrials - 1.35%
General Electric Company	221,400	3,077,460
Insurance - 3.38%
ACE, Ltd.	41,800	2,181,124
AFLAC, Inc.	55,300	2,246,286
Principal Financial Group, Inc.	115,000	3,266,000

		7,693,410
International Oil - 3.56%
Anadarko Petroleum Corp.	60,000	3,172,200
Chevron Corp.	70,500	4,930,770

		8,102,970
Leisure Time - 1.37%
Carnival Corp. *	106,699	3,120,946
Manufacturing - 1.85%
Illinois Tool Works, Inc.	100,448	4,200,735
Petroleum Services - 3.16%
Baker Hughes, Inc.	84,900	2,924,805
Halliburton Company	111,100	2,634,181
Noble Corp.	46,100	1,614,883

		7,173,869
Pharmaceuticals - 4.83%
Allergan, Inc.	51,026	2,853,374
Merck & Company, Inc. (a)	72,400	2,347,932
Pfizer, Inc.	345,600	5,771,520

		10,972,826
Railroads & Equipment - 1.14%
Burlington Northern Santa Fe Corp.	31,250	2,594,375
Semiconductors - 4.50%
Broadcom Corp., Class A *	111,100	$3,160,795
Intersil Corp., Class A	82,900	1,226,920
KLA-Tencor Corp.	56,900	1,775,280
Marvell Technology Group, Ltd. *	190,300	2,902,075
National Semiconductor Corp.	76,900	1,166,573

		10,231,643
Software - 5.80%
Autodesk, Inc. *	71,800	1,682,274
Intuit, Inc. *	54,600	1,516,242
Microsoft Corp.	245,700	6,056,505
VMware, Inc., Class A *	111,155	3,938,222

		13,193,243
Telephone - 2.36%
AT&T, Inc.	135,100	3,519,355
Sprint Nextel Corp. *	502,527	1,839,249

		5,358,604
Trucking & Freight - 3.04%
FedEx Corp.	71,183	4,890,984
Ryder Systems, Inc.	52,900	2,010,200

		6,901,184

TOTAL COMMON STOCKS (Cost $213,032,438)		$223,198,470

INVESTMENT COMPANIES - 0.50%
Investment Companies - 0.50%
SPDR Trust Series 1	11,000	1,128,050

TOTAL INVESTMENT COMPANIES (Cost $901,012)		$1,128,050

SHORT TERM INVESTMENTS - 2.27%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	516,499	$5,170,823

TOTAL SHORT TERM INVESTMENTS (Cost $5,169,106)		$5,170,823

REPURCHASE AGREEMENTS - 1.28%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $2,905,006 on 09/01/2009, collateralized by $2,900,000 Federal National Mortgage Association, 5.13% due 12/18/2017 (valued at $2,965,250, including interest)	$2,905,000	$2,905,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,905,000)		$2,905,000

Total Investments (Large Cap Fund) (Cost $222,007,556) - 102.24%		$232,402,343
Other assets and liabilities, net - (2.24)%		(5,091,082)

TOTAL NET ASSETS - 100.00%		$227,311,261

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Large Cap Value Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 99.49%
Aerospace - 3.29%
Alliant Techsystems, Inc. *	59,000	$4,559,520
Northrop Grumman Corp.	145,000	7,077,450
Raytheon Company	114,000	5,378,520

		17,015,490
Agriculture - 1.17%
Archer-Daniels-Midland Company	210,000	6,054,300
Biotechnology - 2.34%
Amgen, Inc. *	202,000	12,067,480
Building Materials & Construction - 0.19%
KBR, Inc.	43,000	973,950
Business Services - 4.25%
Computer Sciences Corp. *	125,000	6,106,250
Manpower, Inc.	112,000	5,790,400
SAIC, Inc. *	300,000	5,547,000
URS Corp. *	104,000	4,495,920

		21,939,570
Chemicals - 0.47%
Lubrizol Corp.	38,000	2,421,360
Computers & Business Equipment - 2.95%
Ingram Micro, Inc., Class A *	278,000	4,659,280
Tech Data Corp. *	128,000	4,876,800
Western Digital Corp. *	166,000	5,690,480

		15,226,560
Construction & Mining Equipment - 2.23%
National Oilwell Varco, Inc. *	179,000	6,506,650
Rowan Companies, Inc.	243,000	5,032,530

		11,539,180
Containers & Glass - 2.24%
Ball Corp.	69,000	3,343,740
Bemis Company, Inc.	108,000	2,871,720
Pactiv Corp. *	216,000	5,367,600

		11,583,060
Crude Petroleum & Natural Gas - 2.36%
Marathon Oil Corp.	240,000	7,408,800
Patterson-UTI Energy, Inc.	362,000	4,810,980

		12,219,780
Domestic Oil - 1.87%
Frontier Oil Corp. (a)	371,000	4,759,930
Oil States International, Inc. *	166,000	4,892,020

		9,651,950
Electrical Equipment - 0.82%
General Cable Corp. *	55,000	1,940,400
Wesco International, Inc. *	96,000	2,306,880

		4,247,280
Electrical Utilities - 4.32%
AES Corp. *	383,000	5,235,610
CMS Energy Corp. (a)	402,000	5,390,820
Dynegy, Inc., Class A *	2,327,000	4,421,300
Edison International	63,000	2,104,830
Mirant Corp. *	306,000	5,156,100

		22,308,660
Electronics - 1.48%
L-3 Communications Holdings, Inc.	63,000	$4,687,200
Thomas & Betts Corp. *	107,000	2,962,830

		7,650,030
Energy - 1.09%
NRG Energy, Inc. *	209,000	5,611,650
Financial Services - 3.83%
Broadridge Financial Solutions, Inc.	55,000	1,145,100
Goldman Sachs Group, Inc.	71,000	11,747,660
JPMorgan Chase & Company	132,000	5,736,720
Wells Fargo & Company	43,000	1,183,360

		19,812,840
Food & Beverages - 1.73%
Coca-Cola Enterprises, Inc.	280,000	5,658,800
Del Monte Foods Company	314,000	3,293,860

		8,952,660
Gas & Pipeline Utilities - 3.09%
El Paso Corp.	569,000	5,251,870
NiSource, Inc.	424,000	5,601,040
Southern Union Company	74,000	1,468,160
UGI Corp.	143,000	3,647,930

		15,969,000
Healthcare Services - 6.78%
Coventry Health Care, Inc. *	129,000	2,816,070
Health Net, Inc. *	40,000	612,800
IMS Health, Inc.	251,000	3,478,860
Lincare Holdings, Inc. *	164,000	4,327,960
Omnicare, Inc.	139,000	3,181,710
Quest Diagnostics, Inc.	81,000	4,370,760
UnitedHealth Group, Inc.	305,000	8,540,000
WellPoint, Inc. *	146,000	7,716,100

		35,044,260
Industrials - 1.30%
General Electric Company	307,000	4,267,300
Harsco Corp.	60,000	1,871,400
Shaw Group, Inc. *	19,000	557,270

		6,695,970
Insurance - 10.42%
Allied World Assurance Holdings, Ltd.	100,000	4,633,000
American Financial Group, Inc.	222,000	5,694,300
Axis Capital Holdings, Ltd.	72,000	2,194,560
Chubb Corp.	151,000	7,457,890
Endurance Specialty Holdings, Ltd.	90,000	3,102,300
HCC Insurance Holdings, Inc.	219,000	5,790,360
PartnerRe, Ltd.	75,000	5,543,250
RenaissanceRe Holdings, Ltd.	85,000	4,628,250
The Travelers Companies, Inc.	158,000	7,966,360
Unum Group	303,000	6,826,590

		53,836,860
International Oil - 10.13%
Anadarko Petroleum Corp.	163,000	8,617,810
Chevron Corp.	59,000	4,126,460
ConocoPhillips Company	273,000	12,293,190
Exxon Mobil Corp.	224,000	15,489,599

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Large Cap Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
International Oil (continued)
Murphy Oil Corp.	107,000	$6,099,000
Nabors Industries, Ltd. *	323,000	5,710,640

		52,336,699
Medical-Hospitals - 1.80%
Community Health Systems, Inc. *	189,000	5,815,530
LifePoint Hospitals, Inc. *	139,000	3,493,070

		9,308,600
Metal & Metal Products - 0.38%
Timken Company	92,000	1,942,120
Petroleum Services - 5.97%
ENSCO International, Inc. (a)	106,000	3,911,400
Pride International, Inc. *	222,000	5,723,160
SEACOR Holdings, Inc. *	44,000	3,349,720
Seahawk Drilling, Inc. *	13,400	298,686
Tesoro Corp. (a)	403,000	5,674,240
Tidewater, Inc.	127,000	5,482,590
Valero Energy Corp.	342,000	6,409,080

		30,848,876
Pharmaceuticals - 7.00%
AmerisourceBergen Corp.	254,000	5,412,740
Endo Pharmaceutical Holdings, Inc. * (a)	250,000	5,642,500
Forest Laboratories, Inc. *	207,000	6,058,890
Pfizer, Inc.	75,000	1,252,500
Schering-Plough Corp.	201,000	5,664,180
Watson Pharmaceuticals, Inc. *	148,000	5,222,920
Wyeth	145,000	6,938,250

		36,191,980
Retail - 1.40%
Barnes & Noble, Inc. (a)	194,000	4,013,860
Foot Locker, Inc.	302,000	3,219,320

		7,233,180
Retail Trade - 3.69%
BJ’s Wholesale Club, Inc. * (a)	81,000	2,640,600
Limited Brands, Inc.	350,000	5,222,000
RadioShack Corp.	354,000	5,356,020
The Gap, Inc.	299,000	5,875,350

		19,093,970
Semiconductors - 0.43%
Novellus Systems, Inc. *	116,000	2,222,560
Software - 1.17%
CA, Inc.	230,000	5,126,700
Teradata Corp. *	34,000	915,620

		6,042,320
Telephone - 6.84%
AT&T, Inc.	358,000	9,325,900
CenturyTel, Inc.	194,000	6,252,620
Qwest Communications International, Inc. (a)	1,549,000	5,560,910
Verizon Communications, Inc.	457,000	14,185,280

		35,324,710
Tobacco - 1.80%
Lorillard, Inc.	73,000	5,312,210
Reynolds American, Inc.	87,000	$3,976,770

		9,288,980
Trucking & Freight - 0.66%
Oshkosh Corp.	102,000	3,427,200

TOTAL COMMON STOCKS (Cost $493,457,844)		$514,083,085

SHORT TERM INVESTMENTS - 5.06%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	2,614,252	$26,172,066

TOTAL SHORT TERM INVESTMENTS (Cost $26,161,644)		$26,172,066

REPURCHASE AGREEMENTS - 0.27%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $1,396,003 on 09/01/2009, collateralized by $1,355,000 Federal National Mortgage Association, 3.625% due 02/12/2013 (valued at $1,427,831, including interest)	$1,396,000	$1,396,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,396,000)		$1,396,000

Total Investments (Large Cap Value Fund) (Cost $521,015,488) - 104.82%		$541,651,151
Other assets and liabilities, net - (4.82)%		(24,917,180)

TOTAL NET ASSETS - 100.00%		$516,733,971

Mid Cap Index Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 97.28%
Advertising - 0.32%
Lamar Advertising Company, Class A * (a)	46,272	$1,059,166
ValueClick, Inc. *	52,883	542,051

		1,601,217
Aerospace - 0.65%
Alliant Techsystems, Inc. *	19,936	1,540,654
BE Aerospace, Inc. *	61,435	1,052,382
Woodward Governor Company	33,409	701,255

		3,294,291
Air Travel - 0.35%
Airtran Holdings, Inc. * (a)	72,931	484,991
Alaska Air Group, Inc. *	22,126	558,239
JetBlue Airways Corp. * (a)	123,744	718,953

		1,762,183
Apparel & Textiles - 1.44%
Guess?, Inc.	35,796	1,254,292
Hanesbrands, Inc. *	57,585	1,212,740
Mohawk Industries, Inc. *	34,130	1,710,596

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles (continued)
Phillips-Van Heusen Corp.	31,311	$1,182,929
Timberland Company, Class A *	27,651	358,357
Under Armour, Inc., Class A * (a)	22,310	532,540
Warnaco Group, Inc. *	27,842	1,059,388

		7,310,842
Auto Parts - 1.47%
Advance Auto Parts, Inc.	57,767	2,443,544
BorgWarner, Inc. (a)	70,857	2,102,327
Federal Signal Corp.	29,611	211,719
Gentex Corp.	83,716	1,221,416
LKQ Corp. *	85,253	1,479,992

		7,458,998
Auto Services - 0.27%
Copart, Inc. *	38,876	1,373,878
Banking - 3.96%
Associated Banc Corp. (a)	77,750	806,267
Astoria Financial Corp.	49,576	510,633
BancorpSouth, Inc. (a)	44,084	1,013,932
Bank of Hawaii Corp.	29,073	1,146,930
Cathay General Bancorp (a)	30,122	278,327
City National Corp. (a)	26,072	1,029,844
Commerce Bancshares, Inc.	40,383	1,483,268
Cullen Frost Bankers, Inc.	36,142	1,781,078
First Niagara Financial Group, Inc.	91,063	1,191,104
FirstMerit Corp.	50,178	901,696
International Bancshares Corp. (a)	30,870	476,633
New York Community Bancorp, Inc. (a)	209,911	2,233,453
NewAlliance Bancshares, Inc.	64,937	763,659
PacWest Bancorp	14,924	294,152
SVB Financial Group * (a)	20,053	797,107
TCF Financial Corp.	68,550	943,248
Trustmark Corp. (a)	29,656	564,354
Valley National Bancorp (a)	86,222	1,005,349
Washington Federal, Inc.	53,540	794,534
Webster Financial Corp.	38,990	509,599
WestAmerica Bancorp	17,750	912,882
Wilmington Trust Corp.	42,143	591,266

		20,029,315
Biotechnology - 0.97%
Affymetrix, Inc. *	42,987	331,860
Bio-Rad Laboratories, Inc., Class A *	11,650	1,004,929
Charles River Laboratories International, Inc. *	40,193	1,386,256
Immucor, Inc. *	42,831	774,813
Techne Corp.	22,646	1,396,579

		4,894,437
Building Materials & Construction - 1.07%
Dycom Industries, Inc. *	23,714	266,071
Granite Construction, Inc. (a)	20,225	649,223
KBR, Inc.	97,576	2,210,096
Lennox International, Inc.	28,641	1,027,639
RPM International, Inc.	78,089	1,271,289

		5,424,318
Business Services - 5.24%
Acxiom Corp. *	41,609	379,474
Alliance Data Systems Corp. * (a)	35,315	$1,962,101
Brinks Company	24,617	648,658
Cadence Design Systems, Inc. *	160,234	1,004,667
Corporate Executive Board Company	20,725	498,436
Deluxe Corp.	31,077	519,297
DST Systems, Inc. *	24,789	1,135,584
FactSet Research Systems, Inc. (a)	25,397	1,397,851
Fair Isaac Corp.	29,706	662,444
FTI Consulting, Inc. *	31,216	1,359,145
Gartner Group, Inc., Class A *	36,140	602,092
Global Payments, Inc.	48,885	2,074,679
Harte-Hanks, Inc.	23,191	302,411
Hewitt Associates, Inc., Class A *	50,743	1,827,763
Informatica Corp. *	54,600	978,978
Kelly Services, Inc., Class A	16,718	191,923
Korn/Ferry International *	27,195	376,107
Manpower, Inc.	47,636	2,462,781
MPS Group, Inc. *	56,229	554,418
Navigant Consulting Company *	29,310	369,013
Rollins, Inc.	24,901	444,483
SAIC, Inc. *	123,970	2,292,205
Sotheby’s (a)	40,732	646,010
SRA International, Inc., Class A *	25,650	509,665
URS Corp. *	50,591	2,187,049
Watson Wyatt Worldwide, Inc., Class A	25,924	1,132,879

		26,520,113
Cellular Communications - 0.58%
RF Micro Devices, Inc. *	161,639	759,703
Syniverse Holdings, Inc. *	31,634	565,300
Telephone & Data Systems, Inc.	61,153	1,612,605

		2,937,608
Chemicals - 3.26%
Airgas, Inc.	49,657	2,309,051
Albemarle Corp.	55,606	1,792,181
Ashland, Inc.	40,585	1,488,658
Cabot Corp.	39,768	787,009
Cytec Industries, Inc.	28,700	829,143
Lubrizol Corp.	41,009	2,613,093
Minerals Technologies, Inc.	11,386	510,548
Olin Corp.	47,382	793,175
Sensient Technologies Corp.	29,621	772,219
Terra Industries, Inc.	60,626	1,886,075
The Scotts Miracle-Gro Company, Class A	26,756	1,088,702
Valspar Corp.	60,966	1,632,669

		16,502,523
Coal - 0.42%
Arch Coal, Inc.	98,928	1,713,433
Patriot Coal Corp. * (a)	44,925	398,035

		2,111,468
Colleges & Universities - 0.41%
Career Education Corp. *	44,906	1,066,517
Corinthian Colleges, Inc. *	52,905	1,014,189

		2,080,706

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services - 0.22%
Brink’s Home Security Holdings, Inc. *	24,770	$774,558
United Rentals, Inc. *	36,561	335,996

		1,110,554
Computers & Business Equipment - 2.76%
3Com Corp. *	235,612	1,024,912
Avocent Corp. *	26,940	439,661
Diebold, Inc.	40,284	1,215,368
Ingram Micro, Inc., Class A *	98,434	1,649,754
Jack Henry & Associates, Inc.	50,953	1,187,715
Metavante Technologies, Inc. *	54,761	1,725,519
MICROS Systems, Inc. *	48,890	1,362,564
National Instruments Corp.	34,029	872,163
NCR Corp. *	96,441	1,285,559
Palm, Inc. * (a)	83,818	1,117,294
Parametric Technology Corp. *	70,461	937,131
Tech Data Corp. *	30,544	1,163,726

		13,981,366
Construction & Mining Equipment - 0.75%
Bucyrus International, Inc., Class A	45,690	1,363,847
Joy Global, Inc.	62,152	2,414,605

		3,778,452
Construction Materials - 0.55%
Louisiana-Pacific Corp. *	55,509	417,983
Martin Marietta Materials, Inc. (a)	27,071	2,370,878

		2,788,861
Containers & Glass - 0.77%
Greif, Inc., Class A	20,819	1,031,373
Packaging Corp. of America	62,311	1,268,652
Sonoco Products Company	60,683	1,574,117

		3,874,142
Correctional Facilities - 0.27%
Corrections Corp. of America *	70,028	1,389,356
Cosmetics & Toiletries - 0.27%
Alberto-Culver Company	51,914	1,370,010
Crude Petroleum & Natural Gas - 2.39%
Bill Barrett Corp. *	22,661	662,608
Cimarex Energy Company	50,650	1,977,376
Forest Oil Corp. *	67,731	1,064,731
Newfield Exploration Company *	80,641	3,120,000
Patterson-UTI Energy, Inc.	93,263	1,239,465
Plains Exploration & Production Company *	83,144	2,182,530
Quicksilver Resources, Inc. * (a)	68,861	745,076
Unit Corp. *	28,906	1,081,374

		12,073,160
Domestic Oil - 0.88%
Comstock Resources, Inc. *	28,250	998,073
Encore Aquisition Company *	32,090	1,209,472
Frontier Oil Corp.	63,707	817,361
Helix Energy Solutions Group, Inc. *	59,823	699,929
Mariner Energy, Inc. *	61,011	740,063

		4,464,898
Educational Services - 0.75%
ITT Educational Services, Inc. *	18,877	$1,981,896
Strayer Education, Inc. (a)	8,522	1,798,994

		3,780,890
Electrical Equipment - 0.84%
AMETEK, Inc.	65,321	2,056,305
Hubbell, Inc., Class B	34,289	1,319,098
Varian, Inc. *	17,528	897,784

		4,273,187
Electrical Utilities - 3.12%
Alliant Energy Corp.	67,276	1,772,050
Black Hills Corp.	23,592	603,483
Cleco Corp.	36,730	896,946
DPL, Inc. (a)	70,514	1,746,632
Great Plains Energy, Inc.	82,119	1,438,725
Hawaiian Electric Industries, Inc. (a)	55,659	968,466
IDACORP, Inc.	28,668	816,465
NSTAR	64,947	2,054,923
NV Energy, Inc.	142,531	1,718,924
OGE Energy Corp.	58,397	1,826,658
PNM Resources, Inc.	52,672	615,209
Westar Energy, Inc.	66,080	1,355,962

		15,814,443
Electronics - 2.76%
Arrow Electronics, Inc. *	72,716	2,009,870
Avnet, Inc. *	91,853	2,447,882
Imation Corp.	18,429	158,489
Itron, Inc. * (a)	24,288	1,330,740
Mentor Graphics Corp. *	57,262	505,624
Synopsys, Inc. *	87,637	1,860,534
Teleflex, Inc.	24,170	1,094,901
Thomas & Betts Corp. *	32,116	889,292
Trimble Navigation, Ltd. * (a)	72,679	1,850,407
Vishay Intertechnology, Inc. *	113,444	915,493
Zebra Technologies Corp., Class A *	36,120	902,639

		13,965,871
Energy - 0.79%
Energen Corp.	43,601	1,830,806
MDU Resources Group, Inc.	111,862	2,171,241

		4,002,047
Financial Services - 3.91%
Affiliated Managers Group, Inc. * (a)	25,095	1,639,456
AmeriCredit Corp. * (a)	80,765	1,394,004
Apollo Investment Corp.	86,480	800,805
Broadridge Financial Solutions, Inc.	85,299	1,775,925
Eaton Vance Corp.	71,086	2,030,927
Fidelity National Financial, Inc., Class A	142,789	2,144,691
Fulton Financial Corp.	106,777	783,743
GATX Corp.	28,701	787,268
Jefferies Group, Inc. * (a)	76,983	1,821,418
Lender Processing Services, Inc.	51,132	1,752,805
Raymond James Financial, Inc. (a)	59,867	1,361,974
SEI Investments Company	81,253	1,498,305
Synovus Financial Corp. (a)	170,765	631,831

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Waddell & Reed Financial, Inc., Class A (a)	52,330	$1,388,315

		19,811,467
Food & Beverages - 1.64%
Corn Products International, Inc.	45,351	1,345,111
Flowers Foods, Inc.	47,749	1,134,994
Hansen Natural Corp. *	44,061	1,439,032
PepsiAmericas, Inc.	34,060	952,999
Ralcorp Holdings, Inc. *	34,399	2,157,849
Smithfield Foods, Inc. * (a)	72,253	886,544
Tootsie Roll Industries, Inc. (a)	16,132	381,522

		8,298,051
Forest Products - 0.41%
Rayonier, Inc.	48,033	2,063,017
Funeral Services - 0.21%
Service Corp. International	152,592	1,080,351
Gas & Pipeline Utilities - 2.22%
AGL Resources, Inc.	46,926	1,576,244
National Fuel Gas Company	48,352	2,160,851
ONEOK, Inc.	64,031	2,169,370
Southern Union Company	75,430	1,496,531
UGI Corp.	65,835	1,679,451
Vectren Corp.	49,279	1,140,809
WGL Holdings, Inc.	30,490	1,006,170

		11,229,426
Healthcare Products - 4.00%
Beckman Coulter, Inc.	39,456	2,671,960
Edwards Lifesciences Corp. *	34,055	2,107,323
Gen-Probe, Inc. *	31,665	1,220,686
Henry Schein, Inc. *	54,833	2,905,052
Hologic, Inc. *	155,998	2,566,167
IDEXX Laboratories, Inc. * (a)	35,884	1,821,472
Kinetic Concepts, Inc. * (a)	33,571	1,072,594
Masimo Corp. *	29,374	737,875
Owens & Minor, Inc.	25,326	1,120,676
ResMed, Inc. *	45,825	2,103,826
STERIS Corp.	35,547	1,031,574
Thoratec Corp. *	34,335	900,950

		20,260,155
Healthcare Services - 2.11%
Cerner Corp. * (a)	41,141	2,538,811
Covance, Inc. *	38,868	2,063,891
Health Net, Inc. *	63,151	967,473
Hill-Rom Holdings, Inc.	38,054	779,726
Kindred Healthcare, Inc. *	18,263	260,796
Lincare Holdings, Inc. *	41,827	1,103,815
Omnicare, Inc.	63,378	1,450,722
Psychiatric Solutions, Inc. *	34,195	916,084
WellCare Health Plans, Inc. *	25,674	623,108

		10,704,426
Homebuilders - 1.11%
M.D.C. Holdings, Inc.	22,477	841,988
NVR, Inc. *	3,518	2,375,530
Ryland Group, Inc.	26,174	599,908
Toll Brothers, Inc. *	80,311	$1,826,272

		5,643,698
Hotels & Restaurants - 1.25%
Bob Evans Farms, Inc.	18,666	501,555
Boyd Gaming Corp. *	34,027	349,798
Brinker International, Inc.	62,098	904,147
Chipotle Mexican Grill, Inc., Class A * (a)	19,367	1,624,504
Panera Bread Company, Class A *	18,919	987,761
The Cheesecake Factory, Inc. *	36,536	671,166
Wendy’s/Arby’s Group, Inc.	254,158	1,280,956

		6,319,887
Household Products - 1.34%
Blyth, Inc.	3,677	167,304
Church & Dwight, Inc.	42,700	2,439,451
Energizer Holdings, Inc. * (a)	42,130	2,756,566
Tupperware Brands Corp.	38,077	1,408,468

		6,771,789
Industrial Machinery - 2.10%
AGCO Corp. *	56,206	1,755,875
Crane Company	28,783	675,537
Donaldson Company, Inc.	46,928	1,763,085
Graco, Inc.	36,416	914,406
IDEX Corp.	49,067	1,297,331
Kennametal, Inc.	48,757	1,075,092
Lincoln Electric Holdings, Inc.	25,852	1,176,783
Terex Corp. * (a)	65,460	1,078,781
Valmont Industries, Inc.	10,685	879,696

		10,616,586
Industrials - 1.04%
Aecom Technology Corp. *	55,748	1,528,053
Clean Harbors, Inc. *	12,057	711,604
Harsco Corp.	48,824	1,522,820
Shaw Group, Inc. *	50,809	1,490,228

		5,252,705
Insurance - 4.29%
American Financial Group, Inc.	45,745	1,173,359
Arthur J. Gallagher & Company	60,929	1,448,282
Brown & Brown, Inc.	70,574	1,402,305
Everest Re Group, Ltd.	37,411	3,154,121
First American Corp.	56,688	1,786,806
Hanover Insurance Group, Inc.	31,092	1,271,352
HCC Insurance Holdings, Inc.	68,226	1,803,896
Horace Mann Educators Corp.	23,818	291,771
Mercury General Corp.	21,647	804,186
Old Republic International Corp.	146,274	1,742,123
Protective Life Corp.	52,038	1,121,419
Reinsurance Group of America, Inc.	44,246	1,904,790
Stancorp Financial Group, Inc.	29,809	1,128,271
Unitrin, Inc.	29,995	567,805
W.R. Berkley Corp.	83,661	2,137,539

		21,738,025
Internet Retail - 0.99%
Netflix, Inc. * (a)	24,910	1,087,571

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Retail (continued)
Priceline.com, Inc. * (a)	25,330	$3,900,313

		4,987,884
Internet Service Provider - 0.38%
Equinix, Inc. * (a)	22,967	1,935,199
Internet Software - 0.49%
Digital River, Inc. *	23,214	819,918
F5 Networks, Inc. *	47,767	1,647,484

		2,467,402
Leisure Time - 0.95%
Callaway Golf Company (a)	39,197	277,123
DreamWorks Animation SKG, Inc., Class A *	45,335	1,530,510
International Speedway Corp., Class A	16,883	469,516
Life Time Fitness, Inc. *	21,548	670,574
Scientific Games Corp., Class A *	39,351	606,792
WMS Industries, Inc. *	29,725	1,258,259

		4,812,774
Life Sciences - 0.28%
Pharmaceutical Product Development, Inc.	71,697	1,441,827
Manufacturing - 2.63%
AptarGroup, Inc.	41,189	1,416,078
Carlisle Companies, Inc.	37,246	1,228,746
Lancaster Colony Corp.	12,078	607,040
Mettler-Toledo International, Inc. * (a)	20,473	1,789,340
Mine Safety Appliances Company	18,138	484,829
Nordson Corp.	20,426	1,094,425
Pentair, Inc.	59,762	1,693,057
Roper Industries, Inc.	55,058	2,608,648
SPX Corp.	29,797	1,659,097
Trinity Industries, Inc.	47,791	755,098

		13,336,358
Medical-Hospitals - 1.31%
Community Health Systems, Inc. * (a)	56,234	1,730,320
Health Management Associates, Inc., Class A *	149,959	1,036,217
LifePoint Hospitals, Inc. * (a)	33,050	830,547
Universal Health Services, Inc., Class B	29,857	1,754,397
VCA Antech, Inc. *	51,511	1,274,897

		6,626,378
Metal & Metal Products - 0.86%
Commercial Metals Company	68,417	1,158,300
Matthews International Corp., Class A	18,506	644,749
Reliance Steel & Aluminum Company	38,798	1,433,198
Timken Company	51,796	1,093,414

		4,329,661
Mining - 0.40%
Cliffs Natural Resources, Inc.	79,643	2,015,764
Mobile Homes - 0.11%
Thor Industries, Inc.	21,576	562,055
Office Furnishings & Supplies - 0.22%
Herman Miller, Inc.	32,706	530,491
HNI Corp. (a)	27,291	586,211

		1,116,702
Paper - 0.36%
Potlatch Corp.	24,167	$703,260
Temple-Inland, Inc.	64,763	1,095,142

		1,798,402
Petroleum Services - 1.91%
Exterran Holdings, Inc. * (a)	37,970	684,599
Helmerich & Payne, Inc. (a)	64,117	2,145,355
Oceaneering International, Inc. *	33,270	1,735,696
Pride International, Inc. *	105,549	2,721,053
Seahawk Drilling, Inc. *	7,037	156,846
Superior Energy Services, Inc. *	47,519	866,272
Tidewater, Inc. (a)	31,437	1,357,135

		9,666,956
Pharmaceuticals - 2.48%
Endo Pharmaceutical Holdings, Inc. *	71,239	1,607,864
Medicis Pharmaceutical Corp., Class A	34,551	638,157
OSI Pharmaceuticals, Inc. *	35,245	1,177,888
Perrigo Company (a)	47,213	1,393,728
Sepracor, Inc. *	66,465	1,206,340
United Therapeutics Corp. *	14,155	1,295,324
Valeant Pharmaceuticals International *	49,976	1,293,879
Vertex Pharmaceuticals, Inc. *	105,273	3,938,262

		12,551,442
Publishing - 0.30%
American Greetings Corp., Class A	23,968	332,916
John Wiley & Sons, Inc., Class A	25,850	829,009
Scholastic Corp.	15,491	377,361

		1,539,286
Railroads & Equipment - 0.48%
Kansas City Southern * (a)	55,687	1,330,919
Wabtec Corp.	29,044	1,087,698

		2,418,617
Real Estate - 6.22%
Alexandria Real Estate Equities, Inc., REIT (a)	23,941	1,333,753
AMB Property Corp., REIT	88,911	2,029,838
BRE Properties, Inc., Class A, REIT	31,159	880,865
Camden Property Trust, REIT	38,980	1,430,566
Corporate Office Properties Trust, REIT	34,887	1,285,935
Cousins Properties, Inc., REIT (a)	27,016	223,963
Duke Realty Corp., REIT	136,104	1,567,918
Equity One, Inc., REIT (a)	22,565	355,399
Essex Property Trust, Inc., REIT	16,694	1,245,539
Federal Realty Investment Trust, REIT	35,941	2,241,640
Highwoods Properties, Inc., REIT	43,074	1,265,083
Hospitality Properties Trust, REIT	67,797	1,235,261
Jones Lang LaSalle, Inc.	25,086	1,176,032
Liberty Property Trust, REIT	64,191	2,103,539
Mack-Cali Realty Corp., REIT	47,570	1,523,667
Nationwide Health Properties, Inc., REIT	62,385	1,988,834
OMEGA Healthcare Investors, Inc., REIT	50,110	847,360
Realty Income Corp., REIT (a)	63,434	1,620,739
Regency Centers Corp., REIT (a)	48,659	1,632,509
SL Green Realty Corp., REIT (a)	46,711	1,648,431
The Macerich Company, REIT (a)	48,119	1,379,091
UDR, Inc., REIT (a)	91,491	1,170,170

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Weingarten Realty Investors, REIT (a)	64,729	$1,285,518

		31,471,650
Retail - 1.45%
AnnTaylor Stores Corp. *	35,608	501,361
Barnes & Noble, Inc. (a)	22,438	464,242
Chico’s FAS, Inc. *	107,795	1,372,230
Coldwater Creek, Inc. *	28,883	214,889
Collective Brands, Inc. *	38,971	617,301
Foot Locker, Inc.	94,219	1,004,374
J. Crew Group, Inc. * (a)	31,565	1,076,051
Regis Corp. (a)	33,666	544,716
Saks, Inc. * (a)	87,791	535,525
Williams-Sonoma, Inc. (a)	52,697	1,008,094

		7,338,783
Retail Grocery - 0.13%
Ruddick Corp.	23,896	634,678
Retail Trade - 4.51%
99 Cents Only Stores *	28,498	386,718
Aaron, Inc., Class B	32,628	851,591
Aeropostale, Inc. *	40,742	1,595,049
American Eagle Outfitters, Inc.	125,494	1,694,169
BJ’s Wholesale Club, Inc. * (a)	33,751	1,100,282
CarMax, Inc. * (a)	134,015	2,319,800
Dick’s Sporting Goods, Inc. *	51,957	1,164,356
Dollar Tree, Inc. *	54,664	2,729,920
Fossil, Inc. *	27,144	688,915
MSC Industrial Direct Company, Inc., Class A (a)	27,278	1,077,754
NBTY, Inc. *	33,478	1,240,695
PetSmart, Inc.	76,637	1,602,480
Rent-A-Center, Inc. *	40,148	792,120
Ross Stores, Inc.	77,076	3,594,824
Urban Outfitters, Inc. *	69,528	1,976,681

		22,815,354
Sanitary Services - 0.54%
Aqua America, Inc. (a)	82,485	1,389,872
Waste Connections, Inc. *	48,687	1,331,590

		2,721,462
Semiconductors - 2.42%
Atmel Corp. *	274,124	1,132,132
Cree, Inc. * (a)	54,081	1,992,344
Fairchild Semiconductor International, Inc. *	75,301	757,528
Integrated Device Technology, Inc. *	100,516	686,524
International Rectifier Corp. *	43,640	819,123
Intersil Corp., Class A	74,320	1,099,936
Lam Research Corp. *	76,858	2,359,541
Rovi Corp. *	49,813	1,516,308
Semtech Corp. *	37,108	677,963
Silicon Laboratories, Inc. *	27,173	1,223,872

		12,265,271
Software - 1.10%
ACI Worldwide, Inc. * (a)	21,299	288,814
Advent Software, Inc. * (a)	9,509	367,903
ANSYS, Inc. *	53,293	1,872,716
ManTech International Corp. *	12,770	674,767
Quest Software, Inc. *	37,350	$615,902
Sybase, Inc. *	50,563	1,762,121

		5,582,223
Steel - 0.58%
Carpenter Technology Corp.	26,787	570,831
Steel Dynamics, Inc.	113,755	1,882,645
Worthington Industries, Inc.	36,483	480,481

		2,933,957
Telecommunications Equipment &
Services - 1.12%
ADC Telecommunications, Inc. *	58,747	499,937
ADTRAN, Inc.	33,370	758,834
CommScope, Inc. *	55,808	1,504,583
NeuStar, Inc., Class A *	43,951	1,018,784
Plantronics, Inc.	29,730	710,250
Polycom, Inc. *	50,976	1,202,524

		5,694,912
Telephone - 0.09%
Cincinnati Bell, Inc. *	130,641	435,035
Tobacco - 0.11%
Universal Corp.	15,201	560,613
Toys, Amusements & Sporting Goods - 0.28%
Marvel Entertainment, Inc. *	29,579	1,430,736
Transportation - 0.48%
Alexander & Baldwin, Inc.	24,944	715,893
Con-way, Inc.	28,158	1,175,878
Overseas Shipholding Group, Inc. (a)	14,537	514,174

		2,405,945
Trucking & Freight - 0.94%
J.B. Hunt Transport Services, Inc.	49,839	1,396,987
Landstar Systems, Inc.	31,216	1,088,502
Oshkosh Corp.	53,568	1,799,885
Werner Enterprises, Inc.	26,114	456,473

		4,741,847

TOTAL COMMON STOCKS (Cost $502,416,755)		$492,397,890

SHORT TERM INVESTMENTS - 15.06%
Federal Home Loan Bank Discount Notes
0.08% due 09/01/2009	$7,000,000	$7,000,000
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	6,914,930	69,227,435

TOTAL SHORT TERM INVESTMENTS (Cost $76,178,500)		$76,227,435

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Index Fund (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.34%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $1,705,003 on 09/01/2009, collateralized by $1,630,000 Federal Home Loan Bank, 5.50% due 07/15/2037 (valued at $1,742,063, including interest)	$1,705,000	$1,705,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,705,000)		$1,705,000

Total Investments (Mid Cap Index Fund) (Cost $580,300,255) - 112.68%		$570,330,325
Other assets and liabilities, net - (12.68)%		(64,194,602)

TOTAL NET ASSETS - 100.00%		$506,135,723

Mid Cap Stock Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 97.98%
Aerospace - 1.29%
BE Aerospace, Inc. *	535,494	$9,173,012
Air Travel - 1.00%
Tam SA *	554,400	7,112,952
Apparel & Textiles - 5.10%
Coach, Inc.	237,300	6,713,217
Gymboree Corp. *	100,442	4,498,797
Hanesbrands, Inc. *	767,300	16,159,338
Warnaco Group, Inc. *	236,700	9,006,435

		36,377,787
Auto Parts - 1.39%
Advance Auto Parts, Inc.	234,400	9,915,120
Auto Services - 1.26%
Localiza Rent A Car SA	1,012,500	9,025,309
Banking - 1.84%
Huntington Bancshares, Inc.	1,246,100	5,682,216
Julius Baer Holding AG	146,247	7,464,480

		13,146,696
Biotechnology - 0.81%
Cephalon, Inc. * (a)	101,277	5,765,700
Building Materials & Construction - 2.36%
Lennox International, Inc.	237,900	8,535,852
Masco Corp.	574,081	8,312,693

		16,848,545
Buildings - 1.33%
MRV Engenharia e Participacoes SA	523,400	9,481,019
Cellular Communications - 1.10%
RF Micro Devices, Inc. *	1,673,460	7,865,262
Chemicals - 2.40%
Huabao International Holdings, Ltd.	7,455,000	7,758,332
The Scotts Miracle-Gro Company, Class A	230,500	$9,379,045

		17,137,377
Colleges & Universities - 1.54%
Corinthian Colleges, Inc. *	573,817	11,000,072
Commercial Services - 3.17%
Brink’s Home Security Holdings, Inc. *	239,000	7,473,530
Great American Group, Inc. *	984,000	4,477,200
Pool Corp. (a)	447,170	10,651,589

		22,602,319
Computer Services - 0.99%
NetApp, Inc. *	310,600	7,066,150
Computers & Business Equipment - 2.55%
Juniper Networks, Inc. *	272,500	6,286,575
Seagate Technology	857,500	11,876,375

		18,162,950
Construction Materials - 0.49%
Martin Marietta Materials, Inc.	39,600	3,468,168
Correctional Facilities - 1.23%
Corrections Corp. of America *	440,900	8,747,456
Cosmetics & Toiletries - 0.49%
Estee Lauder Companies, Inc., Class A	98,200	3,520,470
Crude Petroleum & Natural Gas - 0.63%
Ultra Petroleum Corp. *	97,100	4,508,353
Drugs & Health Care - 1.26%
Seattle Genetics, Inc. *	180,000	2,205,000
Shionogi & Company, Ltd.	277,947	6,786,877

		8,991,877
Educational Services - 0.99%
ITT Educational Services, Inc. *	67,400	7,076,326
Electrical Equipment - 1.91%
AMETEK, Inc.	216,700	6,821,716
Regal-Beloit Corp.	149,600	6,800,816

		13,622,532
Electronics - 0.31%
Itron, Inc. *	40,000	2,191,600
Energy - 0.99%
SunPower Corp., Class A * (a)	277,800	7,042,230
Financial Services - 3.20%
Ameriprise Financial, Inc.	239,200	7,183,176
NASDAQ OMX Group, Inc. *	386,347	8,480,316
Western Union Company	396,593	7,154,538

		22,818,030
Food & Beverages - 3.64%
China Mengniu Dairy Company, Ltd. *	1,288,000	3,046,737
Coca-Cola Enterprises, Inc.	358,900	7,253,369
Dr Pepper Snapple Group, Inc. *	262,000	6,927,280
Green Mountain Coffee Roasters, Inc. * (a)	145,800	8,775,702

		26,003,088
Healthcare Products - 6.12%
Beckman Coulter, Inc.	83,900	5,681,708

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Edwards Lifesciences Corp. *	141,700	$8,768,396
Herbalife, Ltd.	346,400	10,488,992
Hologic, Inc. *	460,400	7,573,580
Intuitive Surgical, Inc. * (a)	22,800	5,077,788
St. Jude Medical, Inc. *	158,200	6,097,028

		43,687,492
Hotels & Restaurants - 1.22%
The Cheesecake Factory, Inc. *	475,400	8,733,098
Household Products - 3.37%
Jarden Corp. *	649,768	15,821,851
Tempur-Pedic International, Inc. * (a)	555,741	8,224,966

		24,046,817
Industrial Machinery - 1.60%
Pall Corp.	196,000	5,827,080
Parker-Hannifin Corp.	115,600	5,625,096

		11,452,176
Industrials - 0.52%
Aecom Technology Corp. *	134,900	3,697,609
Insurance - 0.65%
W.R. Berkley Corp.	180,200	4,604,110
Internet Service Provider - 1.19%
Equinix, Inc. * (a)	100,600	8,476,556
Internet Software - 0.97%
McAfee, Inc. *	173,890	6,917,344
Leisure Time - 2.92%
DreamWorks Animation SKG, Inc., Class A *	268,539	9,065,877
Life Time Fitness, Inc. *	108,466	3,375,462
MGM Mirage, Inc. * (a)	994,384	8,422,432

		20,863,771
Manufacturing - 3.70%
Illinois Tool Works, Inc.	164,300	6,871,026
Ingersoll-Rand PLC	187,100	5,779,519
Pentair, Inc.	257,100	7,283,643
SMA Solar Technology AG	87,539	6,486,407

		26,420,595
Mining - 0.41%
Agnico Eagle Mines, Ltd.	51,000	2,927,400
Oil & Gas Drilling - 0.17%
Karoon Gas Australia, Ltd. *	136,706	1,242,527
Petroleum Services - 0.61%
Smith International, Inc.	157,100	4,331,247
Pharmaceuticals - 4.90%
Alkermes, Inc. *	324,801	2,939,449
Amylin Pharmaceuticals, Inc. * (a)	279,067	3,516,244
Auxilium Pharmaceuticals, Inc. *	198,500	5,714,815
Daiichi Sankyo Company, Ltd.	445,600	9,503,457
Elan Corp. PLC, SADR *	290,700	2,101,761
Regeneron Pharmaceuticals, Inc. *	135,500	3,079,915
Watson Pharmaceuticals, Inc. *	230,080	8,119,523

		34,975,164
Real Estate - 0.67%
BR Malls Participacoes SA *	468,600	$4,773,768
Retail Trade - 9.60%
Aeropostale, Inc. *	224,700	8,797,005
Best Buy Company, Inc.	313,600	11,377,408
Big Lots, Inc. *	304,469	7,739,602
Dick’s Sporting Goods, Inc. *	177,900	3,986,739
Kohl’s Corp. *	184,700	9,528,673
Staples, Inc. (a)	405,200	8,756,372
The Gap, Inc.	493,200	9,691,380
Urban Outfitters, Inc. *	304,500	8,656,935

		68,534,114
Semiconductors - 5.70%
Marvell Technology Group, Ltd. *	507,500	7,739,375
Maxim Integrated Products, Inc.	407,900	7,660,362
MEMC Electronic Materials, Inc. *	382,700	6,104,065
ON Semiconductor Corp. *	782,400	6,313,968
Skyworks Solutions, Inc. *	609,900	7,105,335
Triquint Semiconductor, Inc. *	782,670	5,729,144

		40,652,249
Software - 4.88%
Adobe Systems, Inc. *	308,800	9,702,496
BMC Software, Inc. *	195,800	6,980,270
Red Hat, Inc. *	437,600	10,047,296
Riverbed Technology, Inc. * (a)	338,300	6,522,424
Solera Holdings, Inc. *	59,100	1,556,694

		34,809,180
Telecommunications Equipment &
Services - 3.38%
NeuStar, Inc., Class A *	389,747	9,034,336
Polycom, Inc. *	304,320	7,178,909
Starent Networks Corp. * (a)	390,681	7,907,383

		24,120,628
Transportation - 0.92%
Con-way, Inc.	157,900	6,593,904
Travel Services - 0.41%
Ctrip.com International, Ltd., ADR *	59,800	2,926,612
Trucking & Freight - 0.80%
J.B. Hunt Transport Services, Inc.	204,700	5,737,741

TOTAL COMMON STOCKS (Cost $607,285,030)		$699,194,502

SHORT TERM INVESTMENTS - 8.04%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	5,735,820	$57,423,013

TOTAL SHORT TERM INVESTMENTS (Cost $57,386,339)		$57,423,013

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.94%
Bank of New York Tri-Party Repurchase Agreement dated 08/31/2009 at 0.21% to be repurchased at $6,700,039 on 09/01/2009, collateralized by $8,522,381 Federal National Mortgage Association, 7.00% due 10/01/2038 (valued at $6,834,000, including interest)	$6,700,000	$6,700,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,700,000)		$6,700,000

Total Investments (Mid Cap Stock Fund) (Cost $671,371,369) - 106.96%		$763,317,515
Other assets and liabilities, net - (6.96)%		(49,696,645)

TOTAL NET ASSETS - 100.00%		$713,620,870

Mid Cap Value Equity Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 97.80%
Aerospace - 1.37%
Goodrich Corp.	40,116	$2,212,798
Air Travel - 1.58%
AMR Corp. *	78,790	430,193
Continental Airlines, Inc., Class B *	48,077	637,982
Delta Air Lines, Inc. *	131,504	949,459
UAL Corp. * (a)	35,534	221,377
US Airways Group, Inc. * (a)	94,782	322,259

		2,561,270
Apparel & Textiles - 1.84%
Mohawk Industries, Inc. *	22,821	1,143,788
VF Corp.	26,344	1,832,489

		2,976,277
Auto Parts - 0.45%
Genuine Parts Company	19,725	730,614
Automobiles - 0.24%
Ford Motor Company *	52,126	396,158
Banking - 0.79%
Cullen Frost Bankers, Inc.	11,531	568,247
M&T Bank Corp. (a)	11,501	710,302

		1,278,549
Biotechnology - 0.69%
Life Technologies Corp. *	25,064	1,116,100
Building Materials & Construction - 0.83%
Chicago Bridge & Iron Company N.V.	45,607	717,854
KBR, Inc.	27,861	631,052

		1,348,906
Business Services - 0.95%
Fluor Corp.	14,264	754,566
Jacobs Engineering Group, Inc. *	17,786	782,228

		1,536,794
Chemicals - 4.20%
Eastman Chemical Company	50,129	$2,614,728
Lubrizol Corp.	33,961	2,163,995
PPG Industries, Inc.	36,657	2,030,798

		6,809,521
Coal - 0.29%
Alpha Natural Resources, Inc. *	14,747	476,476
Computers & Business Equipment - 0.20%
Brocade Communications Systems, Inc. *	45,098	326,058
Construction Materials - 0.91%
Cemex SA de CV, SADR *	111,399	1,479,379
Crude Petroleum & Natural Gas - 3.81%
EQT Corp.	22,943	910,149
Newfield Exploration Company *	36,975	1,430,563
Pioneer Natural Resources Company	31,450	910,792
Southwestern Energy Company *	34,527	1,272,665
Sunoco, Inc.	12,714	342,007
Ultra Petroleum Corp. *	28,166	1,307,747

		6,173,923
Electrical Equipment - 2.25%
A.O. Smith Corp.	29,948	1,139,521
Cooper Industries, Ltd., Class A	77,931	2,513,275

		3,652,796
Electrical Utilities - 4.28%
Allegheny Energy, Inc.	61,787	1,631,794
DTE Energy Company	33,187	1,154,244
Pepco Holdings, Inc.	117,312	1,681,081
Pinnacle West Capital Corp.	18,747	616,964
Wisconsin Energy Corp.	40,659	1,848,765

		6,932,848
Electronics - 2.01%
Agilent Technologies, Inc. *	58,621	1,505,387
Celestica, Inc. *	206,815	1,757,928

		3,263,315
Energy - 1.87%
McDermott International, Inc. *	29,469	700,184
Sempra Energy	46,361	2,325,931

		3,026,115
Financial Services - 1.62%
CIT Group, Inc.	252,546	439,430
Invesco, Ltd.	95,102	1,973,367
SLM Corp. *	23,638	210,378

		2,623,175
Forest Products - 0.98%
Rayonier, Inc.	36,856	1,582,965
Gas & Pipeline Utilities - 2.76%
El Paso Corp.	92,795	856,498
Enbridge, Inc.	63,945	2,379,393
Questar Corp.	36,625	1,236,460

		4,472,351
Healthcare Services - 1.89%
Covance, Inc. *	23,227	1,233,354

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
Humana, Inc. *	15,742	$561,989
McKesson Corp.	22,149	1,259,392

		3,054,735
Homebuilders - 1.43%
D.R. Horton, Inc.	59,956	804,010
KB Home	29,532	537,778
Pulte Homes, Inc.	76,659	979,702

		2,321,490
Hotels & Restaurants - 0.45%
Starwood Hotels & Resorts Worldwide, Inc. (a)	24,421	727,257
Household Appliances - 0.68%
Stanley Works	26,990	1,104,701
Industrial Machinery - 3.61%
AGCO Corp. *	26,308	821,862
Cameron International Corp. *	32,970	1,177,359
Cummins, Inc.	21,121	957,204
Manitowoc Company, Inc. (a)	83,285	553,012
Parker-Hannifin Corp.	28,645	1,393,866
Terex Corp. * (a)	32,163	530,046
W.W. Grainger, Inc.	4,730	413,733

		5,847,082
Industrials - 0.48%
Foster Wheeler AG *	26,896	778,639
Insurance - 13.86%
Aon Corp.	32,668	1,364,216
Arch Capital Group, Ltd. *	8,396	545,488
Assurant, Inc.	54,377	1,628,591
Axis Capital Holdings, Ltd.	61,646	1,878,970
Everest Re Group, Ltd.	42,601	3,591,690
Lincoln National Corp.	57,501	1,451,325
Marsh & McLennan Companies, Inc.	31,790	748,337
PartnerRe, Ltd.	43,114	3,186,556
Transatlantic Holdings, Inc.	18,729	915,099
Willis Group Holdings, Ltd.	47,400	1,222,446
XL Capital, Ltd., Class A (a)	341,614	5,927,003

		22,459,721
Internet Software - 1.29%
McAfee, Inc. *	52,482	2,087,734
Leisure Time - 2.44%
National Cinemedia, Inc.	87,286	1,309,290
Regal Entertainment Group, Class A	140,588	1,778,438
Royal Caribbean Cruises, Ltd. (a)	44,952	857,684

		3,945,412
Manufacturing - 3.64%
Eaton Corp.	50,658	2,732,999
Ingersoll-Rand PLC	71,409	2,205,824
Rockwell Automation, Inc.	22,901	958,407

		5,897,230
Medical-Hospitals - 0.44%
Universal Health Services, Inc., Class B	11,997	704,944
Mining - 1.44%
Freeport-McMoRan Copper & Gold, Inc., Class B	36,932	$2,325,977
Petroleum Services - 1.21%
BJ Services Company	15,990	256,799
Transocean, Ltd. *	7,810	592,310
Weatherford International, Ltd. *	55,825	1,113,709

		1,962,818
Pharmaceuticals - 3.95%
Forest Laboratories, Inc. *	9,893	289,568
Hospira, Inc. *	36,413	1,423,384
King Pharmaceuticals, Inc. *	106,786	1,108,439
Mylan, Inc. * (a)	243,651	3,574,360

		6,395,751
Railroads & Equipment - 2.03%
CSX Corp.	41,471	1,762,518
Kansas City Southern *	63,707	1,522,597

		3,285,115
Real Estate - 3.67%
Avalon Bay Communities, Inc., REIT	16,096	1,037,065
Boston Properties, Inc., REIT	10,842	656,808
Equity Residential, REIT	37,916	1,035,486
PICO Holdings, Inc. *	16,711	553,635
ProLogis, REIT (a)	46,006	511,587
The St. Joe Company *	33,732	1,106,410
Ventas, Inc., REIT	26,767	1,049,534

		5,950,525
Retail Trade - 3.83%
Abercrombie & Fitch Company, Class A	17,489	564,720
Bed Bath & Beyond, Inc. * (a)	33,385	1,217,885
Family Dollar Stores, Inc.	36,101	1,093,138
Macy’s, Inc.	102,161	1,585,539
Ritchie Brothers Auctioneers, Inc. (a)	69,671	1,745,955

		6,207,237
Sanitary Services - 0.15%
Insituform Technologies, Inc., Class A *	13,011	249,161
Semiconductors - 5.81%
ASML Holding NV (a)	38,537	1,058,611
Lam Research Corp. *	41,397	1,270,888
LSI Logic Corp. *	285,108	1,485,413
Maxim Integrated Products, Inc.	108,647	2,040,391
Microchip Technology, Inc. (a)	71,288	1,892,696
Micron Technology, Inc. *	224,998	1,658,235

		9,406,234
Software - 2.29%
Adobe Systems, Inc. *	37,957	1,192,609
Autodesk, Inc. *	45,536	1,066,909
BMC Software, Inc. *	40,505	1,444,003

		3,703,521
Steel - 2.07%
Nucor Corp.	30,918	1,377,088
Steel Dynamics, Inc.	40,592	671,798

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Steel (continued)
United States Steel Corp. (a)	29,707	$1,300,572

		3,349,458
Telephone - 3.05%
CenturyTel, Inc.	67,125	2,163,439
Qwest Communications International, Inc. (a)	481,897	1,730,010
Windstream Corp.	122,128	1,046,637

		4,940,086
Tires & Rubber - 0.68%
Goodyear Tire & Rubber Company *	66,859	1,102,505
Tobacco - 2.88%
Lorillard, Inc.	64,113	4,665,503
Toys, Amusements & Sporting Goods - 0.61%
Hasbro, Inc.	34,652	983,770

TOTAL COMMON STOCKS (Cost $143,668,462)		$158,432,994

CONVERTIBLE BONDS - 0.19%
Telephone - 0.19%
Qwest Communications International, Inc.
3.50% due 11/15/2025	302,000	298,980

TOTAL CONVERTIBLE BONDS (Cost $408,455)		$298,980

SHORT TERM INVESTMENTS - 12.93%
Citigroup Funding, Inc.
0.19% due 09/01/2009	$2,600,000	$2,600,000
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	1,832,960	18,350,315

TOTAL SHORT TERM INVESTMENTS (Cost $20,938,283)		$20,950,315

Total Investments (Mid Cap Value Equity Fund) (Cost $165,015,200) - 110.92%		$179,682,289
Other assets and liabilities, net - (10.92)%		(17,687,766)

TOTAL NET ASSETS - 100.00%		$161,994,523

Mid Value Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 95.61%
Air Travel - 2.29%
Delta Air Lines, Inc. *	202,000	$1,458,440
Southwest Airlines Company	662,700	5,420,886

		6,879,326
Aluminum - 0.47%
Alcoa, Inc.	118,000	1,421,900
Apparel & Textiles - 0.71%
Cintas Corp.	77,300	2,121,112
Auto Parts - 1.61%
BorgWarner, Inc.	74,100	2,198,547
TRW Automotive Holdings Corp. *	38,800	684,820
WABCO Holdings, Inc.	102,000	$1,945,140

		4,828,507
Auto Services - 0.88%
Hertz Global Holdings, Inc. *	267,300	2,651,616
Banking - 6.29%
BB&T Corp.	19,300	539,242
Commerce Bancshares, Inc.	45,100	1,656,523
First Horizon National Corp. *	192,942	2,581,564
First Niagara Financial Group, Inc.	89,100	1,165,428
Greenhill & Company, Inc.	28,600	2,265,120
KeyCorp	317,800	2,116,548
Marshall & Ilsley Corp.	232,800	1,657,536
Northern Trust Corp.	25,900	1,514,114
Valley National Bancorp	68,830	802,558
WestAmerica Bancorp	44,100	2,268,063
Wilmington Trust Corp.	166,300	2,333,189

		18,899,885
Biotechnology - 0.23%
Biogen Idec, Inc. *	13,500	677,835
Broadcasting - 0.57%
Discovery Communications, Inc., Series A *	39,600	1,026,432
Discovery Communications, Inc., Series C *	29,600	691,752

		1,718,184
Business Services - 4.31%
Automatic Data Processing, Inc.	16,300	625,105
Equifax, Inc.	73,200	2,023,248
Manpower, Inc.	83,600	4,322,120
Paychex, Inc.	105,400	2,981,766
Total Systems Services, Inc.	197,100	3,007,746

		12,959,985
Cable & Television - 1.21%
Cablevision Systems Corp., Class A	5,400	120,636
DISH Network Corp. *	98,800	1,611,428
Scripps Networks Interactive, Inc., Class A	58,400	1,896,248

		3,628,312
Cellular Communications - 2.11%
Motorola, Inc.	464,200	3,332,956
Telephone & Data Systems, Inc. - Special Shares	89,200	2,259,436
Telephone & Data Systems, Inc.	28,000	738,360

		6,330,752
Coal - 0.54%
Arch Coal, Inc.	93,406	1,617,792
Colleges & Universities - 0.75%
Career Education Corp. *	95,400	2,265,750
Computers & Business Equipment - 1.34%
National Instruments Corp.	59,000	1,512,170
Seagate Technology	182,200	2,523,470

		4,035,640
Cosmetics & Toiletries - 2.47%
Alberto-Culver Company	128,100	3,380,559
Estee Lauder Companies, Inc., Class A	71,700	2,570,445

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Cosmetics & Toiletries (continued)
International Flavors & Fragrances, Inc.	41,000	$1,460,420

		7,411,424
Crude Petroleum & Natural Gas - 2.67%
Cimarex Energy Company	129,100	5,040,064
Suncor Energy, Inc.	97,864	2,998,553

		8,038,617
Electrical Equipment - 1.46%
Molex, Inc.	260,000	4,375,800
Electrical Utilities - 6.66%
Allegheny Energy, Inc.	43,400	1,146,194
Ameren Corp.	49,100	1,324,227
American Electric Power Company, Inc.	62,900	1,976,947
Calpine Corp. *	179,300	2,108,568
Constellation Energy Group, Inc.	41,100	1,300,815
FirstEnergy Corp.	43,400	1,958,642
Integrys Energy Group, Inc.	33,700	1,156,921
Mirant Corp. *	253,600	4,273,160
Pepco Holdings, Inc.	89,200	1,278,236
Pinnacle West Capital Corp.	47,400	1,559,934
PNM Resources, Inc.	78,600	918,048
Teco Energy, Inc.	77,100	1,026,972

		20,028,664
Electronics - 2.39%
AVX Corp.	215,100	2,497,311
Harman International Industries, Inc.	32,400	971,676
Tyco Electronics, Ltd. *	162,600	3,710,532

		7,179,519
Energy - 3.28%
Duke Energy Corp.	154,000	2,385,460
Nexen, Inc.	235,700	4,633,862
NRG Energy, Inc. *	105,200	2,824,620

		9,843,942
Financial Services - 4.30%
Discover Financial Services	456,200	6,272,750
E*TRADE Financial Corp. *	1,755,700	3,090,032
Janus Capital Group, Inc.	279,600	3,556,512

		12,919,294
Food & Beverages - 4.81%
Campbell Soup Company	134,000	4,202,240
Coca-Cola Enterprises, Inc.	26,300	531,523
Hershey Company	73,300	2,875,559
McCormick & Company, Inc.	69,600	2,266,872
Sysco Corp.	141,000	3,594,090
Tootsie Roll Industries, Inc.	41,628	984,502

		14,454,786
Forest Products - 2.10%
Weyerhaeuser Company	168,700	6,307,693
Gas & Pipeline Utilities - 1.13%
NiSource, Inc.	74,100	978,861
Williams Companies, Inc.	147,000	2,416,680

		3,395,541
Gold - 0.15%
AngloGold Ashanti, Ltd., SADR	12,000	$461,040
Healthcare Products - 1.49%
Boston Scientific Corp. *	85,100	999,925
CareFusion Corp. *	2,200	42,900
St. Jude Medical, Inc. *	17,700	682,158
Stryker Corp.	53,500	2,218,110
Zimmer Holdings, Inc. *	11,100	525,585

		4,468,678
Healthcare Services - 5.14%
Cardinal Health, Inc.	112,500	3,890,250
Healthsouth Corp. *	353,100	5,511,891
Lincare Holdings, Inc. *	112,000	2,955,680
Weight Watchers International, Inc.	112,300	3,080,389

		15,438,210
Holdings Companies/Conglomerates - 0.39%
Textron, Inc.	77,000	1,182,720
Household Products - 0.57%
Fortune Brands, Inc.	43,200	1,719,792
Industrial Machinery - 0.44%
Dover Corp.	38,600	1,335,174
Insurance - 6.59%
Allstate Corp.	113,800	3,344,582
Arthur J. Gallagher & Company	30,000	713,100
Axis Capital Holdings, Ltd.	34,200	1,042,416
CIGNA Corp.	26,400	776,952
Cincinnati Financial Corp.	88,700	2,281,364
First American Corp.	29,200	920,384
Marsh & McLennan Companies, Inc.	133,900	3,152,006
Montpelier Re Holdings, Ltd.	36,200	582,458
OneBeacon Insurance Group, Ltd.	68,300	937,759
Progressive Corp. *	175,000	2,891,000
Prudential Financial, Inc.	12,400	627,192
Radian Group, Inc.	98,000	898,660
The Travelers Companies, Inc.	32,400	1,633,608

		19,801,481
International Oil - 1.25%
Murphy Oil Corp.	66,100	3,767,700
Internet Retail - 1.45%
Expedia, Inc. *	66,900	1,542,045
Liberty Media Corp. - Interactive A *	293,800	2,814,604

		4,356,649
Internet Software - 0.51%
Electronic Arts, Inc. *	83,800	1,526,836
Leisure Time - 1.20%
International Game Technology	172,500	3,608,700
Liquor - 0.33%
Brown Forman Corp., Class B	22,000	983,840
Metal & Metal Products - 0.58%
Franco-Nevada Corp.	68,200	1,754,916
Mining - 0.84%
Freeport-McMoRan Copper & Gold, Inc., Class B	19,800	1,247,004

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Mid Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Mining (continued)
Gold Fields, Ltd., SADR	105,300	$1,270,971

		2,517,975
Paper - 1.90%
Domtar Corp. *	75,133	2,661,962
International Paper Company	26,100	598,995
Temple-Inland, Inc.	144,800	2,448,568

		5,709,525
Petroleum Services - 1.47%
Baker Hughes, Inc.	39,500	1,360,775
BJ Services Company	189,600	3,044,976

		4,405,751
Pharmaceuticals - 0.80%
Onyx Pharmaceuticals, Inc. *	30,000	962,100
OSI Pharmaceuticals, Inc. *	20,300	678,426
Sepracor, Inc. *	41,300	749,595

		2,390,121
Publishing - 2.88%
Meredith Corp.	151,400	4,190,752
Scholastic Corp.	105,100	2,560,236
The Washington Post Company, Class B	4,400	1,911,184

		8,662,172
Real Estate - 4.46%
Duke Realty Corp., REIT	76,000	875,520
Kimco Realty Corp., REIT	193,300	2,425,915
SL Green Realty Corp., REIT	49,500	1,746,855
Starwood Property Trust, Inc. *	61,300	1,213,127
The St. Joe Company *	125,300	4,109,840
Vornado Realty Trust, REIT	24,647	1,417,695
Weingarten Realty Investors, REIT	81,600	1,620,576

		13,409,528
Retail Grocery - 0.58%
Whole Foods Market, Inc. *	60,300	1,753,524
Retail Trade - 3.46%
Bed Bath & Beyond, Inc. *	49,200	1,794,816
CarMax, Inc. *	89,200	1,544,052
The Gap, Inc.	265,900	5,224,935
Tiffany & Company	50,600	1,840,828

		10,404,631
Sanitary Services - 0.80%
Nalco Holding Company	134,700	2,411,130
Semiconductors - 1.77%
ASML Holding NV	38,400	1,054,848
Novellus Systems, Inc. *	140,400	2,690,064
Teradyne, Inc. *	119,700	987,525
Xilinx, Inc.	26,200	582,688

		5,315,125
Software - 0.41%
CA, Inc.	55,000	1,225,950
Telephone - 0.64%
Harris Corp.	55,400	1,924,042
Toys, Amusements & Sporting Goods - 0.93%
Mattel, Inc.	155,700	$2,801,043

TOTAL COMMON STOCKS (Cost $242,138,681)		$287,328,129

PREFERRED STOCKS - 0.23%
Insurance - 0.23%
Assured Guaranty, Ltd., 8.50%	8,300	683,389

TOTAL PREFERRED STOCKS (Cost $415,000)		$683,389

CORPORATE BONDS - 0.60%
Auto Services - 0.25%
Hertz Global Holdings, Inc.
5.25% due 06/01/2014	539,000	746,515
Financial Services - 0.10%
Janus Capital Group, Inc.
3.25% due 07/15/2014	269,000	313,049
Holdings Companies/Conglomerates - 0.25%
Textron Inc, Series TXT
4.50% due 05/01/2013	550,000	754,187

TOTAL CORPORATE BONDS (Cost $1,399,088)		$1,813,751

CONVERTIBLE BONDS - 0.06%
Aluminum - 0.04%
Alcoa, Inc.
5.25% due 03/15/2014	62,000	126,558
Semiconductors - 0.02%
Teradyne, Inc., Series TER
4.50% due 03/15/2014	28,000	47,775

TOTAL CONVERTIBLE BONDS (Cost $90,000)		$174,333

SHORT TERM INVESTMENTS - 2.50%
CAFCO LLC
0.40% due 09/11/2009	$1,298,000	$1,297,856
CIESCO LLC
0.01% due 09/15/2009	860,000	859,866
Straight-A Funding LLC
0.01% due 09/08/2009	5,000,000	4,995,837
T. Rowe Price Reserve Investment Fund,
0.3265%	356,557	356,557

TOTAL SHORT TERM INVESTMENTS (Cost $7,510,116)		$7,510,116

Total Investments (Mid Value Fund) (Cost $251,552,885) - 99.00%		$297,509,718
Other assets and liabilities, net - 1.00%		3,019,213

TOTAL NET ASSETS - 100.00%		$300,528,931

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Natural Resources Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 97.15%
Coal - 3.88%
CONSOL Energy, Inc.	443,386	$16,587,070
Peabody Energy Corp.	286,400	9,359,552

		25,946,622

Crude Petroleum & Natural Gas - 17.60%
Chesapeake Energy Corp.	683,100	15,602,004
Devon Energy Corp.	202,300	12,417,174
EOG Resources, Inc.	358,069	25,780,968
EQT Corp.	330,160	13,097,447
Marathon Oil Corp.	391,209	12,076,622
Newfield Exploration Company *	165,652	6,409,076
Noble Energy, Inc.	157,264	9,508,182
Ultra Petroleum Corp. *	153,600	7,131,648
XTO Energy, Inc.	404,632	15,618,795

		117,641,916

Diversified Minerals - 4.52%
Vale SA, SADR (a)	1,756,304	30,225,992
Domestic Oil - 1.70%
Denbury Resources, Inc. *	745,800	11,351,076
Gas & Pipeline Utilities - 5.16%
Eni SpA, SADR (a)	138,300	6,562,335
Gazprom OAO, SADR	1,010,872	21,028,943
Williams Companies, Inc.	417,700	6,866,988

		34,458,266

Gold - 4.72%
AngloGold Ashanti, Ltd., SADR (a)	309,341	11,884,882
Barrick Gold Corp.	246,356	8,548,553
Gold Fields, Ltd.	916,923	11,124,816

		31,558,251

International Oil - 23.41%
BP PLC, SADR	386,927	19,907,394
Canadian Natural Resources, Ltd.	532,333	30,493,357
ConocoPhillips Company	291,228	13,113,997
EnCana Corp.	404,554	21,085,957
Exxon Mobil Corp.	192,605	13,318,636
Lukoil Oil Company, ADR (a)	135,827	6,696,271
Petroleo Brasileiro SA, ADR (a)	472,796	18,741,633
Royal Dutch Shell PLC, ADR	383,669	21,282,119
Talisman Energy, Inc.	734,798	11,813,149

		156,452,513

Metal & Metal Products - 8.75%
Alumina, Ltd.	11,553,494	15,803,960
Cameco Corp.	497,922	13,234,767
Sumitomo Metal Industries, Ltd.	2,523,000	6,274,044
Vedanta Resources PLC	802,538	23,196,721

		58,509,492

Mining - 7.32%
Anglo American PLC *	321,019	10,454,515
Anglo Platinum, Ltd. *	211,947	18,837,458
Compania de Minas Buenaventura SA, ADR	65,300	1,650,131
Xstrata PLC	1,357,923	17,978,232

		48,920,336
Paper - 2.17%
International Paper Company	633,000	$14,527,350
Petroleum Services - 14.87%
Baker Hughes, Inc.	301,800	10,397,010
Halliburton Company	372,602	8,834,393
Reliance Industries, Ltd., GDR * (a)	105,136	8,934,156
Suncor Energy, Inc. *	1,009,841	30,892,510
Total SA, SADR	347,762	19,916,330
Valero Energy Corp.	738,766	13,844,475
Weatherford International, Ltd. *	330,900	6,601,455

		99,420,329

Steel - 3.05%
ArcelorMittal (a)	285,825	10,183,945
POSCO, SADR	111,600	10,206,936

		20,390,881

TOTAL COMMON STOCKS (Cost $667,098,853)		$649,403,024

PREFERRED STOCKS - 0.06%
Mining - 0.06%
Anglo Platinum, Ltd. (k)	32,311	415,252

TOTAL PREFERRED STOCKS (Cost $952,131)		$415,252

SHORT TERM INVESTMENTS - 10.27%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	6,854,929	$68,626,751

TOTAL SHORT TERM INVESTMENTS (Cost $68,625,987)		$68,626,751

REPURCHASE AGREEMENTS - 2.07%
Bank of New York Tri-Party Repurchase Agreement dated 08/31/2009 at 0.21% to be repurchased at $13,200,077 on 09/01/2009, collateralized by $25,219,990 Federal Home Loan Mortgage Corp., 5.00% due 06/01/2038 (valued at $13,464,001, including interest)	$13,200,000	$13,200,000
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $668,001 on 09/01/2009, collateralized by $695,000 Federal National Mortgage Association, 5.00% due 05/20/2024 (valued at $682,838, including interest)	668,000	668,000

TOTAL REPURCHASE AGREEMENTS (Cost $13,868,000)		$13,868,000

Total Investments (Natural Resources Fund) (Cost $750,544,971) - 109.55%		$732,313,027
Other assets and liabilities, net - (9.55)%		(63,824,732)

TOTAL NET ASSETS - 100.00%		$668,488,295

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Real Estate Equity Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 93.92%
Hotels & Restaurants - 2.68%
Marriott International, Inc., Class A (a)	157,697	$3,768,960
Starwood Hotels & Resorts Worldwide, Inc. (a)	60,900	1,813,602

		5,582,562

Leisure Time - 1.21%
Gaylord Entertainment Company * (a)	124,400	2,527,808
Paper - 1.50%
Plum Creek Timber Company, Inc. (a)	103,100	3,122,899
Real Estate - 88.53%
Alexandria Real Estate Equities, Inc., REIT (a)	41,200	2,295,252
AMB Property Corp., REIT	225,700	5,152,731
Avalon Bay Communities, Inc., REIT (a)	123,716	7,971,022
Boston Properties, Inc., REIT (a)	110,650	6,703,177
BRE Properties, Inc., Class A, REIT	197,240	5,575,975
Brookfield Properties Corp. REIT	363,300	3,985,401
Camden Property Trust, REIT	205,400	7,538,180
CBL & Associates Properties, Inc., REIT	660,714	6,190,890
Cousins Properties, Inc., REIT (a)	150,467	1,247,371
DCT Industrial Trust, Inc., REIT	605,900	3,199,152
Douglas Emmett, Inc., REIT	397,000	4,807,670
EastGroup Properties, Inc., REIT	81,100	3,052,604
Equity One, Inc., REIT (a)	339,400	5,345,550
Equity Residential, REIT	283,350	7,738,288
Essex Property Trust, Inc., REIT	73,900	5,513,679
Federal Realty Investment Trust, REIT	111,680	6,965,482
Healthcare Realty Trust, Inc., REIT (a)	213,700	4,626,605
Highwoods Properties, Inc., REIT	114,200	3,354,054
Host Hotels & Resorts, Inc., REIT *	404,250	4,030,372
Kilroy Realty Corp., REIT	220,000	6,096,200
Kimco Realty Corp., REIT (a)	554,300	6,956,465
LaSalle Hotel Properties, REIT	130,520	2,160,106
Post Properties, Inc., REIT (a)	110,100	1,876,104
Public Storage, Inc., REIT	101,600	7,167,880
Regency Centers Corp., REIT	223,550	7,500,103
Simon Property Group, Inc., REIT	284,457	18,097,154
SL Green Realty Corp., REIT (a)	193,500	6,828,615
Starwood Property Trust, Inc. *	161,600	3,198,064
Taubman Centers, Inc., REIT (a)	145,900	4,620,653
The Macerich Company, REIT (a)	196,910	5,643,441
The St. Joe Company * (a)	42,500	1,394,000
Vornado Realty Trust, REIT	184,560	10,615,891
Washington Real Estate Investment Trust, REIT (a)	131,700	3,550,632
Weingarten Realty Investors, REIT	190,400	3,781,344

		184,780,107

TOTAL COMMON STOCKS (Cost $170,015,848)		$196,013,376

CONVERTIBLE BONDS - 7.85%
Real Estate - 7.85%
Alexandria Real Estate Equities, Inc.
8.00% due 04/15/2029 (f)	1,844,000	2,807,490
General Growth Properties LP
3.98% due 04/15/2027 ^ (f)	6,223,000	2,955,925
Kilroy Realty LP
3.25% due 04/15/2012 (f)	3,538,000	3,057,387
Macerich Company
3.25% due 03/15/2012 (f)	$2,353,000	$2,088,288
ProLogis
2.25% due 04/01/2037	3,622,000	3,119,448
SL Green Realty Corp.
3.00% due 03/30/2027 (f)	2,671,000	2,347,141

		16,375,679

TOTAL CONVERTIBLE BONDS (Cost $12,338,270)		$16,375,679

SHORT TERM INVESTMENTS - 28.28%

John Hancock Collateral Investment Trust, 0.3900% (c)(g)	5,896,264	$59,029,273
T. Rowe Price Reserve Investment Fund,
0.3265%	1,000	990

TOTAL SHORT TERM INVESTMENTS (Cost $59,002,798)		$59,030,263

Total Investments (Real Estate Equity Fund) (Cost $241,356,916) - 130.05%		$271,419,318
Other assets and liabilities, net - (30.05)%		(62,709,247)

TOTAL NET ASSETS - 100.00%		$208,710,071

Real Estate Securities Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 99.06%
Holdings Companies/Conglomerates - 0.14%
NRDC Acquisition Corp. *	10,600	$104,728
Real Estate - 98.92%
AMB Property Corp., REIT	97,750	2,231,632
American Campus Communities, Inc., REIT	72,750	1,892,228
Apartment Investment & Management Company, Class A, REIT	87,000	1,058,790
Avalon Bay Communities, Inc., REIT (a)	43,787	2,821,196
BioMed Realty Trust, Inc., REIT	112,700	1,519,196
Boston Properties, Inc., REIT (a)	85,000	5,149,300
BRE Properties, Inc., Class A, REIT	56,700	1,602,909
Brookfield Properties Corp. REIT	40,000	438,800
Cogdell Spencer, Inc., REIT	79,000	357,080
DiamondRock Hospitality Company, REIT	87,000	595,950
Digital Realty Trust, Inc., REIT (a)	75,168	3,275,821
Duke Realty Corp., REIT	145,300	1,673,856
Education Realty Trust, Inc., REIT	84,200	492,570
Entertainment Properties Trust, REIT	9,993	313,380
Equity Lifestyle Properties, Inc., REIT	2,370	95,393
Equity Residential, REIT	100,710	2,750,390
Government Properties Income Trust, REIT *	17,100	364,743
HCP, Inc., REIT	151,000	4,300,480
Health Care, Inc., REIT	28,650	1,223,642
Host Hotels & Resorts, Inc., REIT	188,200	1,876,354
Kilroy Realty Corp., REIT	48,200	1,335,622
Kimco Realty Corp., REIT	178,800	2,243,940
LaSalle Hotel Properties, REIT	2,100	34,755

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Real Estate Securities Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
LTC Properties, Inc., REIT	15,559	$396,288
Medical Properties Trust, Inc., REIT (a)	13,700	103,709
Nationwide Health Properties, Inc., REIT	95,779	3,053,435
Post Properties, Inc., REIT (a)	65,525	1,116,546
ProLogis, REIT (a)	203,300	2,260,696
PS Business Parks, Inc., REIT	14,550	770,132
Public Storage, Inc., REIT	81,280	5,734,304
Regency Centers Corp., REIT	112,770	3,783,434
Senior Housing Properties Trust, REIT	127,190	2,551,431
Simon Property Group, Inc., REIT	146,181	9,300,035
SL Green Realty Corp., REIT	31,450	1,109,871
Sunstone Hotel Investors, Inc., REIT	103,250	646,345
The Macerich Company, REIT (a)	17,346	497,136
Ventas, Inc., REIT	45,464	1,782,643
Vornado Realty Trust, REIT (a)	62,320	3,584,646

		74,338,678

TOTAL COMMON STOCKS (Cost $61,418,597)		$74,443,406

SHORT TERM INVESTMENTS - 18.37%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	1,378,828	$13,803,860

TOTAL SHORT TERM INVESTMENTS (Cost $13,799,706)		$13,803,860

REPURCHASE AGREEMENTS - 0.71%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $536,001 on 09/01/2009, collateralized by $500,000 Federal Home Loan Mortgage Corp., 5.00% due 02/16/2017 (valued at $547,930, including interest)	$536,000	$536,000

TOTAL REPURCHASE AGREEMENTS (Cost $536,000)		$536,000

Total Investments (Real Estate Securities Fund) (Cost $75,754,303) - 118.14%		$88,783,266
Other assets and liabilities, net - (18.14)%		(13,632,152)

TOTAL NET ASSETS - 100.00%		$75,151,114

Real Return Bond Fund

		Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 93.64%
Treasury Inflation Protected
Securities (d) - 93.62%
0.625% due 04/15/2013		$26,728,978	$26,311,338
1.625% due 01/15/2018		205,860	203,608
1.875% due 07/15/2015		47,891,520	48,490,164
2.00% due 01/15/2016		24,118,968	24,541,050
2.375% due 04/15/2011		59,751,450	61,170,547
2.375% due 01/15/2017 to 01/15/2025 (j)		159,301,650	163,514,964
2.50% due 07/15/2016 to 01/15/2029		57,236,350	60,052,819
3.375% due 01/15/2012		$1,578,720	$1,664,069
3.625% due 04/15/2028		26,530,879	31,977,987
3.875% due 04/15/2029 (j)		93,900,674	117,698,673
1.25% due 04/15/2014		15,283,500	15,283,500
2.00% due 01/15/2026		47,477,428	46,127,265
2.375% due 01/15/2027		10,264,992	10,511,988
1.375% due 07/15/2018		25,299,241	24,500,746
1.625% due 01/15/2015		13,325,740	13,300,754
1.875% due 07/15/2013		86,058,598	87,537,773
2.00% due 07/15/2014 (j)		93,103,798	94,994,922
2.125% due 01/15/2019		33,143,550	34,117,142
2.625% due 07/15/2017		81,881,054	87,126,518
3.00% due 07/15/2012		36,098,930	37,915,140
3.50% due 01/15/2011 ***		57,487,280	59,678,983

			1,046,719,950

U.S. Treasury Notes - 0.02%
0.875% due 04/30/2011 ***		262,000	262,399

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,028,825,001)			$1,046,982,349

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.18%

Federal Home Loan Mortgage Corp. - 1.91%
0.4019% due 08/05/2011 (b)***		9,362,000	9,364,100
4.50% due 05/15/2017		123,005	127,050
5.50% TBA **		3,800,000	3,958,828
6.00% due 07/01/2038 to 02/01/2039		2,618,056	2,764,005
0.3431% due 02/01/2011 (b)		5,200,000	5,198,175

			21,412,158

Federal National Mortgage
Association - 4.28%
2.41% due 10/01/2044 (b)		91,005	90,992
5.50% due 06/01/2037		671,357	700,545
5.50% TBA **		26,200,000	27,264,375
6.00% due 07/01/2039		235,999	249,108
6.00% TBA **		14,400,000	15,149,249
6.50% due 06/01/2035 to 11/01/2037		4,044,649	4,348,217

			47,802,486

Government National Mortgage
Association - 0.73%
6.00% due 08/15/2034 to 10/15/2038		7,700,981	8,147,281
Small Business Administration - 0.26%
4.504% due 02/10/2014		607,813	623,401
4.88% due 11/01/2024		2,222,339	2,330,105

			2,953,506

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $79,548,755)			$80,315,431

FOREIGN GOVERNMENT OBLIGATIONS - 2.04%
Japan - 2.04%
Government of Japan
0.80% due 12/10/2015	JPY	30,150,000	297,968
1.10% due 12/10/2016		880,000,000	8,708,265
1.20% due 06/10/2017		786,240,000	7,761,849

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Real Return Bond Fund (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan (continued)
Government of Japan (continued)
1.20% due 12/10/2017 (j)	JPY	370,290,000	$3,641,616
1.40% due 06/10/2018 (j)		238,920,000	2,360,442

			22,770,140

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $20,162,864)			$22,770,140

CORPORATE BONDS - 12.67%
Advertising - 0.12%
Omnicom Group, Inc.
5.90% due 04/15/2016		$1,250,000	1,287,413
Banking - 2.60%
ANZ National International, Ltd.
6.20% due 07/19/2013 (f)		1,900,000	2,042,310
Barclays Bank PLC
7.434% until 12/15/2017, then variable due 09/29/2049 (f)		600,000	486,000
6.05% due 12/04/2017 (f)		5,200,000	5,132,140
10.179% due 06/12/2021 (f)		160,000	198,984
HBOS PLC
6.75% due 05/21/2018 (f)		1,000,000	833,980
National Australia Bank, Ltd.
0.9144% due 02/08/2010 (b)(f)		7,600,000	7,598,320
5.35% due 06/12/2013 (f)		1,700,000	1,801,572
Royal Bank of Scotland Group PLC
7.0916% until 09/29/2017, then variable due 10/29/2049	EUR	400,000	217,907
Santander Perpetual SA Unipersonal
6.671% until 10/24/2017, then variable due 10/29/2049 (f)		$2,500,000	2,085,805
Swedbank AB
2.80% due 02/10/2012 (f)		7,200,000	7,314,697
Wachovia Bank NA, BKNT
0.7262% due 12/02/2010 (b)		1,400,000	1,391,502

			29,103,217

Computers & Business Equipment - 0.35%
Hewlett-Packard Company
2.25% due 05/27/2011		3,800,000	3,868,848
Financial Services - 5.30%
American Express Bank FSB
5.50% due 04/16/2013		900,000	933,891
American Express Bank FSB, BKNT
6.00% due 09/13/2017		800,000	789,397
American Express Company
7.00% due 03/19/2018		1,560,000	1,636,763
American Express Credit Corp.
5.125% due 08/25/2014		900,000	910,920
Citigroup Capital XXI
8.3% until 12/21/2037, then variable due 12/21/2057		1,100,000	926,750
Citigroup Funding, Inc., MTN
1.5181% due 05/07/2010 (b)		600,000	597,586
Citigroup, Inc.
0.6313% due 12/28/2009 (b)		4,000,000	3,982,056
5.50% due 04/11/2013		1,300,000	1,293,954
Ford Motor Credit Company LLC
7.25% due 10/25/2011		$6,350,000	$5,971,191
7.80% due 06/01/2012		450,000	416,271
GATX Financial Corp.
5.80% due 03/01/2016		1,000,000	853,074
General Electric Capital Corp.
5.5% until 09/15/2017, then variable due 09/15/2067 (f)	EUR	100,000	94,617
6.5% until 09/15/2017, then variable due 09/15/2067 (f)	GBP	4,500,000	4,908,273
Green Valley, Ltd.
4.629% due 01/10/2011 (b)(f)	EUR	400,000	549,182
International Lease Finance Corp., MTN
6.625% due 11/15/2013		$600,000	464,599
LeasePlan Corp., NV
3.00% due 05/07/2012 (f)		1,800,000	1,840,707
Lehman Brothers Holdings, Inc.
6.20% due 09/26/2014 ^		300,000	52,500
7.00% due 09/27/2027 ^ (f)		300,000	52,500
Lehman Brothers Holdings, Inc., EMTN
zero coupon due 04/05/2011 ^	EUR	36,000	8,515
5.125% due 06/27/2014 ^ (f)		850,000	204,109
Lehman Brothers Holdings, Inc., MTN
6.875% due 05/02/2018 ^		$1,200,000	220,500
Longpoint Re, Ltd.
5.8744% due 05/08/2010 (b)(f)		800,000	790,720
Merna Reinsurance, Ltd., Series A
1.2475% due 07/07/2010 (b)		3,500,000	3,378,550
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018		5,000,000	5,105,405
Morgan Stanley
0.76% due 01/18/2011 (b)		2,000,000	1,963,056
0.96% due 10/18/2016 (b)		400,000	354,114
Morgan Stanley, MTN
2.5497% due 05/14/2010 (b)		11,500,000	11,600,751
Mystic Re, Ltd.
10.3606% due 06/07/2011 (b)(f)		1,500,000	1,436,981
New York Life Global Funding
4.65% due 05/09/2013 (f)		1,800,000	1,864,368
Pacific Life Global Funding
5.15% due 04/15/2013 (f)		600,000	605,552
Residential Reinsurance 2007, Ltd., Series CL1
7.9175% due 06/07/2010 (b)(f)		2,200,000	2,166,340
TransCapitalInvest, Ltd.
7.70% due 08/07/2013 (f)		1,300,000	1,350,375
Vita Capita II, Ltd.
1.4969% due 01/01/2010 (b)(f)		300,000	295,260
Vita Capital III, Ltd., Series B-II
1.7169% due 01/01/2012 (b)(f)		500,000	442,750
Wells Fargo & Company
4.375% due 01/31/2013		1,200,000	1,242,521

			59,304,098

Gas & Pipeline Utilities - 0.90%
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)		9,300,000	10,063,772
Healthcare Services - 0.86%
Roche Holdings, Inc.
2.3931% due 02/25/2011 (b)(f)		9,100,000	9,362,144

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Real Return Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Healthcare Services (continued)
UnitedHealth Group, Inc.
4.875% due 02/15/2013	$200,000	$206,542

		9,568,686

Hotels & Restaurants - 0.19%
Yum! Brands, Inc.
6.25% due 03/15/2018	2,000,000	2,164,678
Insurance - 1.81%
American International Group, Inc., MTN
5.85% due 01/16/2018	2,800,000	1,865,811
American International Group, Inc., Series 1
0.62% due 10/18/2011 (b)	1,200,000	1,017,399
American International Group, Inc., Series WI
8.175% until 05/15/2038, then variable due 05/15/2068	1,500,000	705,000
Foundation Re II, Ltd.
7.19% due 11/26/2010 (b)(f)	600,000	570,663
Metropolitan Life Global Funding I
2.55% due 06/10/2011 (b)(f)	8,200,000	8,186,298
5.125% due 04/10/2013 (f)	800,000	823,025
Pricoa Global Funding I
0.7344% due 06/26/2012 (b)(f)	7,600,000	7,086,248

		20,254,444

International Oil - 0.06%
Gaz Capital SA
7.343% due 04/11/2013 (f)	300,000	309,375
8.146% due 04/11/2018 (f)	400,000	394,500

		703,875

Publishing - 0.24%
Pearson Dollar Finance PLC
5.70% due 06/01/2014 (f)	2,500,000	2,616,908
Retail Trade - 0.24%
Federated Retail Holdings, Inc.
5.90% due 12/01/2016	1,000,000	881,497
Macy’s Retail Holdings, Inc.
7.45% due 07/15/2017	1,000,000	909,545
RPM International, Inc.
6.50% due 02/15/2018	1,000,000	917,691

		2,708,733

TOTAL CORPORATE BONDS (Cost $148,907,064)		$141,644,672

MUNICIPAL BONDS - 0.17%
New Jersey - 0.06%
Tobacco Settlement Financing Corp. of New Jersey
5.00% due 06/01/2041	900,000	612,972
Ohio - 0.05%
Buckeye Tobacco Settlement Financing Authority
6.00% due 06/01/2042	800,000	604,264
West Virginia - 0.06%
Tobacco Settlement Finance Authority of West Virginia
7.467% due 06/01/2047	960,000	675,821

TOTAL MUNICIPAL BONDS (Cost $2,479,159)		$1,893,057

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.58%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4
5.414% due 09/10/2047	500,000	451,139
BCAP LLC Trust, Series 2006-AA2, Class A1
0.4356% due 01/25/2037 (b)	839,032	375,715
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2
4.4783% due 05/25/2033 (b)	191,741	180,592
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1
2.90% due 03/25/2035 (b)	1,412,770	1,237,785
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2
2.2156% due 03/25/2035 (b)	497,795	432,777
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1
2.49% due 08/25/2035 (b)	426,844	368,380
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2
4.55% due 08/25/2035 (b)	769,957	666,210
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.888% due 12/10/2049 (b)	183,000	159,076
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class 1A1
2.85% due 12/25/2035 (b)	89,050	76,025
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1
4.7475% due 08/25/2035 (b)	517,526	465,657
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2
4.2475% due 08/25/2035 (b)	591,439	500,885
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3
4.0975% due 08/25/2035 (b)	140,598	118,459
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4
5.886% due 11/15/2044 (b)	500,000	460,444
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4
5.9123% due 06/15/2039 (b)	750,000	549,358
Federal Home Loan Mortgage Corp., Series 2979, Class MB
5.50% due 11/15/2018	1,783,712	1,867,055
Federal National Mortgage Association, Series 2007-114, Class A6
0.4656% due 10/27/2037 (b)	5,000,000	4,650,000
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	620,000	557,296
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3
5.336% due 05/15/2047	800,000	680,930
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3
5.866% due 09/15/2045 (b)	200,000	164,501
MASTR Alternative Loans Trust, Series 2006-2, Class 2A1
0.6656% due 03/25/2036 (b)	1,016,308	487,312

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Real Return Bond Fund (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4
5.70% due 09/12/2049	$400,000	$303,514
Morgan Stanley Capital I, Series 2007-IQ15, Class A4
6.0762% due 06/11/2049 (b)	1,160,000	990,410
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1
0.4456% due 06/25/2046 (b)	1,568,705	718,476
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4
5.418% due 01/15/2045	870,000	789,872
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 3A6
6.268% due 07/25/2036	892,991	413,142

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $18,962,435)		$17,665,010

ASSET BACKED SECURITIES - 1.95%
Citigroup Mortgage Loan Trust, Inc., Series2007-OPX1, Class A5A
5.764% due 01/25/2037	900,000	446,211
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B
1.1728% due 01/15/2011 (b)	3,650,086	3,655,583
SLM Student Loan Trust, Series 2008-9, Class A
2.0038% due 04/25/2023 (b)	16,729,646	17,301,460
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)	500,000	424,912

TOTAL ASSET BACKED SECURITIES (Cost $21,332,025)		$21,828,166

PREFERRED STOCKS - 0.11%
Financial Services - 0.11%
Wells Fargo & Company, Series K (k)	900,000	810,000
Wells Fargo & Company, Series L, 7.50%	500	426,250

		1,236,250

TOTAL PREFERRED STOCKS (Cost $1,400,000)		$1,236,250

TERM LOANS - 0.62%
Financial Services - 0.31%
DaimlerChrysler Financial Company
4.29% due 08/03/2012 (b)	3,726,076	3,521,142
Medical-Hospitals - 0.24%
HCA, Inc., Tranche B
2.8475% due 11/01/2013 (b)	2,813,338	2,647,664
Paper - 0.07%
Georgia Pacific Corp.
2.5566% due 12/20/2012 (b)	505,279	488,136
Georgia Pacific Corp., Term C
3.7617% due 12/23/2014 (b)	278,275	276,619

		764,755

TOTAL TERM LOANS (Cost $7,202,107)		$6,933,561

REPURCHASE AGREEMENTS - 3.34%
Barclays Capital, Inc., Tri-Party Repurchase Agreement dated 08/31/2009 at 0.20% to be repurchased at $26,100,145 on 09/01/2009, collateralized by $27,683,000 Federal National Mortgage Association, 3.22% due 01/27/2016 (valued at$26,939,019, including interest)	$26,100,000	$26,100,000
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $11,218,022 on 09/01/2009, collateralized by $11,445,000 Federal National Mortgage Association, zero coupon due 12/30/2009 (valued at $11,445,000, including interest)	11,218,000	11,218,000

TOTAL REPURCHASE AGREEMENTS (Cost $37,318,000)		$37,318,000

SHORT TERM INVESTMENTS - 0.10%
U.S. Treasury Bills
0.26% due 02/25/2010 ***	$1,131,000	$1,129,565

TOTAL SHORT TERM INVESTMENTS (Cost $1,129,565)		$1,129,565

Total Investments (Real Return Bond Fund) (Cost $1,367,266,975) - 123.40%		$1,379,716,201
Other assets and liabilities, net - (23.40)%		(261,608,441)

TOTAL NET ASSETS - 100.00%		$1,118,107,760

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 85.65%
Federal National Mortgage Association
5.50%, TBA **	$27,100,000	$28,100,372
6.00%, TBA **	14,800,000	$15,511,671
6.50%, TBA **	4,500,000	$4,812,188

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $48,277,788)		$48,424,231

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 14.35%
Government National Mortgage Association
6.00%, TBA **	7,700,000	$8,116,281

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Proceeds $8,083,797)		$8,116,281

Total Securities Sold Short (Real Return Bond Fund) (Proceeds $56,361,585)		$56,540,512

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Short Term Government Income Fund

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 20.74%

Treasury Inflation Protected Securities (d) - 2.09%
2.375% due 04/15/2011	$505,171	$517,169

U.S. Treasury Notes - 18.65%
0.875% due 01/31/2011	1,125,000	1,128,779
1.125% due 01/15/2012	1,110,000	1,107,485
1.375% due 04/15/2012	880,000	881,444
1.50% due 12/31/2013	865,000	843,105
1.75% due 03/31/2014	680,000	665,762

		4,626,575

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,156,589)		$5,143,744

U.S. GOVERNMENT AGENCY OBLIGATIONS - 72.17%

Federal Agricultural Mortgage Corp. - 6.59%
4.875% due 01/14/2011	500,000	528,889
5.50% due 07/15/2011	1,035,000	1,105,172

		1,634,061
Federal Farm Credit Bank - 15.67%
2.125% due 06/18/2012	1,550,000	1,560,835
2.625% due 04/17/2014	825,000	821,975
3.875% due 10/07/2013	1,430,000	1,504,120

		3,886,930
Federal Home Loan Bank - 11.46%
1.875% due 06/20/2012	430,000	432,212
2.00% due 07/27/2012	1,050,000	1,049,650
3.625% due 12/17/2010 to 10/18/2013	1,305,000	1,361,324

		2,843,186
Federal Home Loan Mortgage Corp. - 16.43%
1.625% due 04/26/2011	1,480,000	1,497,275
2.125% due 04/02/2012 to 09/21/2012	760,000	765,285
2.25% due 02/02/2012	700,000	703,914
4.50% due 07/01/2024	1,075,431	1,106,895

		4,073,369
Federal National Mortgage
Association - 11.51%
2.50% due 05/15/2014	435,000	432,672
2.68% due 12/23/2011	300,000	302,080
3.00% due 09/16/2014	635,000	642,182
3.765% due 07/01/2039 (b)	796,538	813,896
4.253% due 05/01/2034 (b)	434,133	449,925
4.897% due 12/01/2038 (b)	149,078	155,745
4.997% due 04/01/2048 (b)	55,938	58,434

		2,854,934
Tennessee Valley Authority - 10.51%
5.625% due 01/18/2011	910,000	971,125
6.00% due 03/15/2013	732,000	831,239
7.14% due 05/23/2012	700,000	803,563
		2,605,927

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $17,858,532)		$17,898,407

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.31%
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3545, Class PA
4.00% due 06/15/2039	$521,618	$531,100
Government National Mortgage Association, Series 2009-42, Class DA
5.00% due 07/20/2031	745,374	787,433

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,307,053)		$1,318,533

REPURCHASE AGREEMENTS - 0.91%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $226,000 on 09/01/2009, collateralized by $230,000 Federal Home Loan Bank, 0.93% due 03/30/2010 (valued at $231,725, including interest)	$226,000	$226,000

TOTAL REPURCHASE AGREEMENTS (Cost $226,000)		$226,000

Total Investments (Short Term Government Income Fund) (Cost $24,548,174) - 99.13%		$24,586,684
Other assets and liabilities, net - 0.87%		214,634

TOTAL NET ASSETS - 100.00%		$24,801,318

Small Cap Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS - 101.96%

Aerospace - 2.81%
BE Aerospace, Inc. *	104,470	$1,789,571
Teledyne Technologies, Inc. *	48,500	1,637,360

		3,426,931

Air Travel - 1.44%
Copa Holdings SA, Class A	20,130	840,830
Tam SA *	71,380	915,805

		1,756,635

Apparel & Textiles - 5.86%
Carter’s, Inc. *	45,420	1,142,767
Gymboree Corp. *	23,090	1,034,201
Hanesbrands, Inc. *	153,260	3,227,656
Warnaco Group, Inc. *	45,580	1,734,319

		7,138,943

Auto Parts - 1.21%
Advance Auto Parts, Inc.	34,730	1,469,079

Automobiles - 0.12%
Rush Enterprises, Inc., Class A *	10,400	145,704

Banking - 1.72%
First Citizens Bancshares, Inc.	418	57,859
International Bancshares Corp.	52,790	815,078
Signature Bank *	40,230	1,221,383

		2,094,320

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Building Materials & Construction - 2.13%
Eagle Materials, Inc.	20,170	$531,076
Lennox International, Inc.	34,210	1,227,455
Trex Company, Inc. *	43,918	834,881

		2,593,412

Business Services - 3.07%
Coinstar, Inc. *	30,570	1,009,116
Constant Contact, Inc. *	75,100	1,564,333
Parexel International Corp. *	90,938	1,166,734

		3,740,183

Cable & Television - 0.76%
TiVo, Inc. *	94,300	925,083

Cellular Communications - 1.14%
RF Micro Devices, Inc. *	296,540	1,393,738

Chemicals - 2.37%
Cytec Industries, Inc.	36,900	1,066,041
The Scotts Miracle-Gro Company, Class A	44,660	1,817,215

		2,883,256

Coal - 0.39%
Massey Energy Company	17,730	480,128

Colleges & Universities - 2.18%
Corinthian Colleges, Inc. *	138,560	2,656,195

Commercial Services - 2.36%
Brink’s Home Security Holdings, Inc. *	50,800	1,588,516
Medifast, Inc. *	25,700	482,646
Pool Corp.	33,772	804,449

		2,875,611

Computers & Business Equipment - 4.49%
Plexus Corp. *	61,920	1,559,146
Seagate Technology	196,240	2,717,924
Sykes Enterprises, Inc. *	56,800	1,192,232

		5,469,302

Correctional Facilities - 1.64%
Corrections Corp. of America *	101,000	2,003,840

Crude Petroleum & Natural Gas - 0.67%
St. Mary Land & Exploration Company	30,890	812,407

Drugs & Health Care - 1.33%
Almost Family, Inc. *	27,160	748,801
Seattle Genetics, Inc. *	70,720	866,320

		1,615,121

Educational Services - 0.68%
K12, Inc. *	40,150	826,689

Electrical Equipment - 1.87%
Polypore International, Inc. *	22,188	252,278
Regal-Beloit Corp.	44,640	2,029,334

		2,281,612

Electronics - 1.56%
Jabil Circuit, Inc.	173,350	1,898,182

Energy - 0.74%
Sunpower Corp., Class B *	42,210	902,872

Financial Services - 0.66%
GFI Group, Inc.	112,876	$808,192

Food & Beverages - 0.75%
Green Mountain Coffee Roasters, Inc. *	15,260	918,499

Healthcare Products - 5.71%
Herbalife, Ltd.	57,300	1,735,044
Inverness Medical Innovations, Inc. *	32,820	1,168,392
Medicines Company *	65,410	498,424
Owens & Minor, Inc.	28,800	1,274,400
Volcano Corp. *	105,800	1,512,940
Zoll Medical Corp. *	42,730	768,286

		6,957,486

Healthcare Services - 4.37%
Health Net, Inc. *	80,710	1,236,477
Healthsouth Corp. *	87,280	1,362,441
ICON PLC, SADR *	78,350	1,693,927
Psychiatric Solutions, Inc. *	38,510	1,031,683

		5,324,528

Hotels & Restaurants - 1.56%
Buffalo Wild Wings, Inc. *	24,910	1,027,039
The Cheesecake Factory, Inc. *	47,707	876,378

		1,903,417

Household Products - 2.17%
Jarden Corp. *	107,320	2,613,242
Tempur-Pedic International, Inc. *	1,800	26,640

		2,639,882

Industrial Machinery - 0.79%
Pall Corp.	32,590	968,901

Insurance - 2.29%
Allied World Assurance Holdings, Ltd.	14,750	683,367
Assured Guaranty, Ltd.	49,110	977,289
Platinum Underwriters Holdings, Ltd.	31,030	1,124,838

		2,785,494

Internet Retail - 0.50%
Shutterfly, Inc. *	41,830	604,862

Internet Service Provider - 1.85%
Equinix, Inc. *	26,740	2,253,112

Internet Software - 0.86%
Vocus, Inc. *	62,200	1,048,692

Leisure Time - 5.45%
Bally Technologies, Inc. *	39,000	1,576,770
DreamWorks Animation SKG, Inc., Class A *	20,310	685,665
Life Time Fitness, Inc. *	63,115	1,964,139
RC2 Corp. *	95,870	1,505,159
WMS Industries, Inc. *	21,620	915,175

		6,646,908

Liquor - 0.80%
Central European Distribution Corp. *	30,240	973,728

Manufacturing - 1.04%
Pentair, Inc.	44,705	1,266,493

Office Furnishings & Supplies - 1.49%
Knoll, Inc.	40,400	389,052

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Office Furnishings & Supplies (continued)
OfficeMax, Inc.	125,960	$1,424,608

		1,813,660

Petroleum Services - 0.75%
Complete Production Services, Inc. *	101,840	916,560

Pharmaceuticals - 6.26%
Alkermes, Inc. *	81,130	734,226
Amylin Pharmaceuticals, Inc. *	56,020	705,852
Auxilium Pharmaceuticals, Inc. *	29,200	840,668
Cubist Pharmaceuticals, Inc. *	40,670	841,056
Ligand Pharmaceuticals, Inc., Class B *	188,940	453,456
Onyx Pharmaceuticals, Inc. *	25,330	812,333
OSI Pharmaceuticals, Inc. *	32,150	1,074,453
Regeneron Pharmaceuticals, Inc. *	50,700	1,152,411
United Therapeutics Corp. *	11,110	1,016,676

		7,631,131

Publishing - 1.28%
VistaPrint, Ltd. *	37,720	1,563,117

Real Estate - 0.52%
DiamondRock Hospitality Company, REIT	91,920	629,652

Retail - 0.45%
FGX International Holdings, Ltd. *	38,290	552,908

Retail Trade - 2.98%
Aeropostale, Inc. *	25,430	995,584
Big Lots, Inc. *	39,700	1,009,174
Children’s Place Retail Stores, Inc. *	30,500	925,065
Lumber Liquidators, Inc. *	31,890	701,580

		3,631,403

Semiconductors - 3.36%
Cavium Networks, Inc. *	14,400	292,464
ON Semiconductor Corp. *	227,990	1,839,879
Skyworks Solutions, Inc. *	90,560	1,055,024
Triquint Semiconductor, Inc. *	123,680	905,338

		4,092,705

Software - 7.40%
Allscripts-Misys Healthcare Solutions, Inc. *	94,400	1,401,840
American Reprographics Company *	61,330	560,556
ArcSight, Inc. *	91,800	1,776,330
Red Hat, Inc. *	73,630	1,690,545
Riverbed Technology, Inc. *	58,450	1,126,916
Solera Holdings, Inc. *	63,150	1,663,371
Take-Two Interactive Software, Inc. *	75,380	791,490

		9,011,048

Telecommunications Equipment & Services - 4.53%
Atheros Communications, Inc. *	34,090	942,247
NeuStar, Inc., Class A *	78,160	1,811,749
Polycom, Inc. *	70,010	1,651,536
Starent Networks Corp. *	54,790	1,108,950

		5,514,482

Toys, Amusements & Sporting Goods - 1.10%
Marvel Entertainment, Inc. *	27,750	1,342,268

Transportation - 1.84%
Con-way, Inc.	34,690	$1,448,654
Overseas Shipholding Group, Inc.	22,300	788,751

		2,237,405

Trucking & Freight - 0.66%
J.B. Hunt Transport Services, Inc.	28,670	803,620

TOTAL COMMON STOCKS (Cost $101,218,343)		$124,229,396

Total Investments (Small Cap Growth Fund) (Cost $101,218,343) - 101.96%		$124,229,396
Other assets and liabilities, net - (1.96)%		(2,388,565)

TOTAL NET ASSETS - 100.00%		$121,840,831

Small Cap Index Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 98.03%

Advertising - 0.18%
inVentiv Health, Inc. *	3,975	$63,202
Marchex, Inc., Class B	2,834	12,130
ValueClick, Inc. *	10,143	103,966

		179,298

Aerospace - 1.31%
AAR Corp. *	4,491	76,392
Aerovironment, Inc. *	1,572	44,220
Argon ST, Inc. *	1,616	32,288
Astronics Corp. *	1,360	11,873
Cubic Corp.	1,802	64,007
Curtiss-Wright Corp.	5,220	170,015
Ducommun, Inc.	1,377	24,869
Esterline Technologies Corp. *	3,446	106,550
GenCorp, Inc. *	6,695	29,525
HEICO Corp. (a)	2,693	99,803
Herley Industries, Inc. *	1,816	22,173
Integral Systems, Inc. *	2,567	16,095
LMI Aerospace, Inc. *	1,087	10,011
Moog, Inc., Class A *	4,770	138,235
Orbital Sciences Corp., Class A *	6,564	97,081
Teledyne Technologies, Inc. *	4,168	140,712
Triumph Group, Inc.	1,944	84,564
Woodward Governor Company	6,992	146,762

		1,315,175

Agricultural Chemicals - 0.02%
China Green Agriculture, Inc. *	1,203	14,905

Agriculture - 0.28%
AgFeed Industries, Inc. * (a)	3,160	15,926
Alico, Inc.	528	15,655
Andersons, Inc.	2,121	69,781
Cadiz, Inc. *	1,776	21,525
Fresh Del Monte Produce, Inc. *	4,740	108,546
Griffin Land & Nurseries, Inc.	486	14,488

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Agriculture (continued)
Tejon Ranch Company *	1,321	$33,778

		279,699

Air Travel - 0.76%
Airtran Holdings, Inc. * (a)	13,894	92,395
Alaska Air Group, Inc. *	4,220	106,471
Allegiant Travel Company * (a)	1,767	69,249
Hawaiian Holdings, Inc. *	6,191	45,318
JetBlue Airways Corp. * (a)	26,594	154,511
Republic Airways Holdings, Inc. *	4,298	39,585
SkyWest, Inc.	6,489	100,255
UAL Corp. * (a)	16,653	103,748
US Airways Group, Inc. * (a)	15,273	51,928

		763,460

Aluminum - 0.05%
Century Aluminum Company * (a)	5,288	54,096

Apparel & Textiles - 2.32%
American Apparel, Inc. *	3,704	13,705
Bebe Stores, Inc.	2,730	20,830
Brown Shoe, Inc.	4,872	36,540
Carter’s, Inc. *	6,534	164,395
Cherokee, Inc.	1,068	21,958
Columbia Sportswear Company	1,308	51,417
Crocs, Inc. * (a)	9,800	62,230
Deckers Outdoor Corp. *	1,520	103,816
G & K Services, Inc., Class A	2,219	52,146
G-III Apparel Group, Ltd. *	1,533	22,918
Gymboree Corp. *	3,383	151,525
Iconix Brand Group, Inc. *	8,272	142,113
Interface, Inc., Class A	5,649	37,340
Jones Apparel Group, Inc.	9,894	154,247
Jos. A. Bank Clothiers, Inc. * (a)	2,126	93,565
K-Swiss, Inc., Class A	3,133	30,202
Liz Claiborne, Inc. *	11,114	47,235
Lululemon Athletica, Inc. *	4,718	94,643
Maidenform Brands, Inc. *	2,198	35,476
Movado Group, Inc.	1,980	25,443
Oxford Industries, Inc.	1,505	21,070
Perry Ellis International, Inc. *	1,290	16,112
Quiksilver, Inc. *	15,055	42,455
Skechers U.S.A., Inc., Class A *	3,844	68,462
Stage Stores, Inc.	4,413	58,914
Steven Madden, Ltd. *	1,834	59,110
Timberland Company, Class A *	5,060	65,578
True Religion Apparel, Inc. *	2,956	66,894
Under Armour, Inc., Class A * (a)	3,806	90,849
Unifi, Inc. *	6,004	13,869
Unifirst Corp.	1,681	67,055
Volcom, Inc. *	2,258	31,996
Warnaco Group, Inc. *	5,291	201,323
Weyco Group, Inc.	914	20,656
Wolverine World Wide, Inc.	5,679	141,464

		2,327,551

Auto Parts - 0.62%
American Axle & Manufacturing Holdings, Inc. (a)	5,027	31,067
Amerigon, Inc. *	2,702	17,185
ArvinMeritor, Inc.	8,585	62,756
Dana Holding Corp. *	11,609	60,715
Dorman Products, Inc. *	1,387	19,501
Exide Technologies *	5,773	41,046
Federal Signal Corp.	5,744	41,070
Fuel Systems Solutions, Inc. *	1,595	53,464
Miller Industries, Inc. *	1,522	15,403
Modine Manufacturing Company	3,870	32,779
Standard Motor Products, Inc.	1,903	23,559
Superior Industries International, Inc.	2,721	38,693
Tenneco, Inc. *	5,471	85,895
The Pep Boys - Manny, Moe & Jack	5,632	50,294
Titan International, Inc. (a)	4,205	34,943
Wonder Auto Technology, Inc. *	1,686	14,921

		623,291

Auto Services - 0.30%
Avis Budget Group, Inc. *	11,845	115,252
Dollar Thrifty Automotive Group, Inc. *	2,533	50,255
Lithia Motors, Inc., Class A	1,966	25,184
Midas, Inc. *	1,899	17,167
Monro Muffler Brake, Inc.	2,017	51,998
RSC Holdings, Inc. * (a)	5,766	41,688

		301,544

Automobiles - 0.20%
Americas Car Mart, Inc. *	1,234	25,420
Asbury Automotive Group, Inc. *	3,669	45,863
Group 1 Automotive, Inc.	2,790	78,594
Rush Enterprises, Inc., Class A *	3,871	54,233

		204,110

Banking - 6.67%
1st Source Corp.	1,894	30,683
Abington Bancorp, Inc.	3,073	24,830
Alliance Financial Corp.	663	18,166
American National Bankshares, Inc.	1,002	21,763
Ameris Bancorp	1,949	12,571
Ames National Corp.	842	20,435
Arrow Financial Corp.	1,076	29,278
Astoria Financial Corp.	9,949	102,475
BancFirst Corp.	805	29,447
Banco Latinoamericano de Exportaciones, S.A.	3,241	46,055
Bancorp Rhode Island, Inc.	944	24,572
Bank Mutual Corp.	5,672	49,857
Bank of Marin Bancorp	757	23,626
Bank of the Ozarks, Inc.	1,588	39,605
BankFinancial Corp.	2,908	28,527
Bar Harbor Bankshares	505	17,018
Beneficial Mutual Bancorp, Inc. *	4,127	36,689
Berkshire Hill Bancorp, Inc.	1,693	38,109
Boston Private Financial Holdings, Inc.	7,963	39,974
Bridge Bancorp, Inc.	905	23,910
Brookline Bancorp, Inc.	7,058	73,686
Bryn Mawr Bank Corp.	994	17,643
Camden National Corp.	902	29,180
Capital City Bank Group, Inc. (a)	1,479	21,638

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Cardinal Financial Corp.	3,595	$28,400
Cathay General Bancorp (a)	5,829	53,860
Center Bancorp, Inc. (a)	1,874	16,997
Central Pacific Financial Corp. (a)	3,590	9,980
Chemical Financial Corp.	2,546	53,288
Citizens & Northern Corp. (a)	1,144	20,912
Citizens Holding Company *	624	16,318
Citizens Republic Banking Corp., Inc. *	15,666	11,749
CNB Financial Corp./PA (a)	1,225	19,318
CoBiz, Inc.	3,798	17,965
Colonial Bancgroup, Inc. * (a)	23,706	1,873
Columbia Banking System, Inc.	2,194	36,004
Community Bank Systems, Inc.	3,811	67,950
Community Trust Bancorp, Inc.	1,877	50,229
CVB Financial Corp. (a)	9,816	68,810
Danvers Bancorp, Inc.	2,439	31,366
Dime Community Bancshares	3,257	36,478
Eagle Bancorp, Inc. *	1,514	13,853
East West Bancorp, Inc.	10,654	98,123
Enterprise Financial Services Corp.	1,588	17,865
ESB Financial Corp.	1,647	22,070
ESSA Bancorp, Inc.	2,194	27,776
F.N.B. Corp.	13,052	92,408
Farmers Capital Bank Corp.	796	14,559
Financial Institutions, Inc.	1,277	15,452
First BanCorp (PR)	9,392	29,960
First Bancorp, Inc.	1,074	20,019
First Bancorp	1,792	31,432
First Busey Corp. (a)	3,534	21,981
First Commonwealth Financial Corp.	9,953	61,310
First Community Bancshares, Inc.	1,788	22,386
First Defiance Financial Corp.	1,216	20,234
First Financial BanCorp	4,342	36,646
First Financial Bankshares, Inc. (a)	2,392	119,217
First Financial Corp.	1,385	41,785
First Financial Holdings, Inc.	1,524	27,341
First Merchants Corp.	2,752	19,539
First Midwest Bancorp, Inc.	5,726	58,749
First of Long Island Corp.	818	23,346
First South Bancorp, Inc.	990	12,127
FirstMerit Corp.	9,424	169,342
Flushing Financial Corp.	2,801	36,833
German American Bancorp	1,506	24,563
Glacier Bancorp, Inc. (a)	7,098	105,831
Great Southern Bancorp, Inc. (a)	1,270	26,734
Guaranty Bancorp *	6,887	11,708
Hancock Holding Company (a)	2,731	104,625
Harleysville National Corp.	5,063	29,163
Heartland Financial USA, Inc. (a)	1,607	24,057
Home Bancshares, Inc. (a)	1,743	35,296
Home Federal Bancorp, Inc.	2,342	26,348
IBERIABANK Corp.	2,362	114,463
Independent Bank Corp.	2,432	56,349
International Bancshares Corp.	6,048	93,381
Investors Bancorp, Inc. *	5,596	51,707
Lakeland Bancorp, Inc.	2,463	21,822
Lakeland Financial Corp.	1,433	28,502
MainSource Financial Group, Inc.	2,740	17,646
MB Financial, Inc.	4,087	56,605
Nara Bancorp, Inc.	3,000	26,250
NASB Financial, Inc. (a)	457	14,066
National Penn Bancshares, Inc.	9,733	54,505
NBT Bancorp, Inc.	3,981	89,971
NewAlliance Bancshares, Inc.	12,447	146,377
Northfield Bancorp, Inc.	2,519	30,858
Northrim Bancorp, Inc.	981	14,813
Northwest Bancorp, Inc.	2,071	42,456
OceanFirst Financial Corp.	1,605	20,865
Ohio Valley Banc Corp.	715	20,678
Old National Bancorp	7,660	81,502
Oriental Financial Group, Inc.	2,744	37,154
Orrstown Financial Services, Inc.	628	22,941
Pacific Capital Bancorp (a)	5,917	14,378
Pacific Continental Corp.	2,009	19,206
PacWest Bancorp	2,885	56,863
Park National Corp.	1,264	75,676
Peapack Gladstone Financial Corp.	1,112	18,782
Peoples Bancorp, Inc.	1,282	20,268
Pinnacle Financial Partners, Inc. *	3,880	58,472
PremierWest Bancorp	2,614	7,476
PrivateBancorp, Inc.	4,040	97,404
Prosperity Bancshares, Inc.	5,285	182,491
Provident Financial Services, Inc.	7,052	77,713
Provident New York Bancorp	4,041	37,218
Renasant Corp.	2,524	38,415
Republic Bancorp, Inc., Class A	1,105	23,470
S & T Bancorp, Inc. (a)	2,813	38,960
S.Y. Bancorp, Inc. (a)	1,420	31,567
Sandy Spring Bancorp, Inc.	2,019	31,718
SCBT Financial Corp.	1,525	39,116
Shore Bancshares, Inc.	1,158	20,392
Sierra Bancorp	947	12,103
Signature Bank *	4,071	123,596
Simmons First National Corp., Class A	1,662	46,819
Smithtown Bancorp, Inc.	1,958	26,511
South Financial Group, Inc.	18,897	33,259
Southside Bancshares, Inc.	1,595	34,484
Southwest Bancorp, Inc.	1,934	25,007
State Bancorp, Inc.	1,953	15,780
StellarOne Corp.	2,732	38,193
Sterling Bancorp	2,441	18,552
Sterling Bancshares, Inc.	9,583	76,185
Sterling Financial Corp. (a)	6,355	13,473
Suffolk Bancorp	1,178	34,103
Susquehanna Bancshares, Inc. (a)	10,126	59,136
SVB Financial Group * (a)	3,813	151,567
Texas Capital Bancshares, Inc. *	4,097	67,805
Tompkins Trustco, Inc.	1,011	44,181
Tower Bancorp, Inc.	513	13,738
TowneBank/Portsmouth VA (a)	2,388	30,184
Trico Bancshares	1,707	28,917
TrustCo Bank Corp., NY (a)	9,097	56,583

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Trustmark Corp. (a)	6,570	$125,027
UCBH Holdings, Inc. (a)	14,266	18,831
Umpqua Holdings Corp.	7,019	72,366
Union Bankshares Corp.	1,661	27,921
United Bankshares, Inc. (a)	4,408	86,529
United Community Banks, Inc. * (a)	5,137	34,623
United Financial Bancorp, Inc.	2,450	30,111
United Security Bancshares, Inc.	875	20,720
Univest Corp. of Pennsylvania	1,565	32,505
ViewPoint Financial Group	1,590	19,907
Washington Banking Company	1,920	18,874
Washington Trust Bancorp, Inc. (a)	1,678	29,281
Webster Financial Corp.	6,120	79,988
WesBanco, Inc.	2,767	40,620
WestAmerica Bancorp	3,328	171,159
Western Alliance Bancorp *	5,277	38,680
Westfield Financial, Inc.	4,082	37,350
Wilshire Bancorp, Inc.	2,442	20,220
Wintrust Financial Corp.	2,758	76,314
WSFS Financial Corp.	922	25,558
Yadkin Valley Financial Corp.	2,038	12,656

		6,685,824

Biotechnology - 2.34%
Acorda Therapeutics, Inc. *	4,416	99,890
Affymetrix, Inc. *	8,224	63,489
Alnylam Pharmaceuticals, Inc. *	4,180	93,298
AMAG Pharmaceuticals, Inc. * (a)	1,976	81,095
Arena Pharmaceuticals, Inc. *	10,744	49,960
Arqule, Inc. *	4,977	26,975
ARYx Therapeutics, Inc. *	2,723	9,367
Bio Reference Labs, Inc. *	1,370	45,539
BioMimetic Therapeutics, Inc. *	1,704	20,056
Cardium Therapeutics, Inc. *	4,734	8,900
Cell Therapeutics, Inc. * (a)	62,312	102,815
China-Biotics, Inc. *	938	12,100
Cytokinetics, Inc. *	5,584	17,701
Exelixis, Inc. * (a)	12,448	70,829
Facet Biotech Corp. *	2,947	29,588
Genomic Health, Inc. *	1,687	33,757
Geron Corp. * (a)	10,314	73,229
GTx, Inc. *	2,245	21,126
Human Genome Sciences, Inc. *	18,790	371,666
Idera Pharmaceuticals, Inc. *	2,673	20,288
Immucor, Inc. *	8,173	147,850
Insmed, Inc. *	14,871	13,087
Integra LifeSciences Holdings Corp. *	2,195	74,169
Intermune, Inc. * (a)	4,464	67,764
Lexicon Genetics, Inc. *	9,918	14,976
Martek Biosciences Corp. * (a)	3,848	94,468
Medarex, Inc. *	14,910	238,560
Medivation, Inc. *	3,342	84,619
Micromet, Inc. *	4,878	30,927
Momenta Pharmaceuticals, Inc. *	4,110	40,689
Nabi Biopharmaceuticals *	6,845	20,877
Nektar Therapeutics *	10,852	89,963
Neurocrine Biosciences, Inc. *	5,093	15,228
OncoGenex Pharmaceutical, Inc. *	530	21,285
Orexigen Therapeutics, Inc. *	2,359	18,683
Osiris Therapeutics, Inc. * (a)	2,056	30,059
Progenics Pharmaceuticals, Inc. *	3,237	17,059
Protalix BioTherapeutics, Inc. *	3,902	24,973
Sangamo Biosciences, Inc. *	4,836	33,900
StemCells, Inc. * (a)	12,791	20,849

		2,351,653

Broadcasting - 0.19%
Belo Corp., Class A	10,412	34,776
CKX, Inc. *	6,477	40,870
Fisher Communications, Inc. *	811	16,731
Journal Communications, Inc.	5,062	18,729
Mediacom Communications Corp., Class A *	4,775	24,018
Sinclair Broadcast Group, Inc., Class A	5,847	16,547
World Wrestling Entertainment, Inc., Class A	2,707	38,602

		190,273

Building Materials & Construction - 1.06%
Apogee Enterprises, Inc.	3,305	43,626
Argan, Inc. *	1,095	15,056
Beacon Roofing Supply, Inc. *	5,311	89,331
Broadwind Energy, Inc. * (a)	3,641	27,526
Builders FirstSource, Inc. * (a)	2,146	16,503
Drew Industries, Inc. *	2,161	44,473
Dycom Industries, Inc. *	4,606	51,679
EMCOR Group, Inc. *	7,639	176,996
Granite Construction, Inc.	3,959	127,084
Griffon Corp. *	5,140	54,330
Interline Brands, Inc. *	3,765	62,913
LSI Industries, Inc.	2,540	18,796
MYR Group, Inc. *	2,050	42,025
NCI Building Systems, Inc. * (a)	2,603	7,002
Orion Marine Group, Inc. *	2,508	51,289
Quanex Building Products Corp.	4,433	59,713
Sterling Construction Company, Inc. *	1,685	27,128
Texas Industries, Inc.	2,732	108,624
Trex Company, Inc. *	1,823	34,655

		1,058,749

Business Services - 5.34%
3PAR, Inc. * (a)	3,203	28,314
ABM Industries, Inc.	5,364	120,314
Acacia Research - Acacia Technologies *	3,873	34,779
Acxiom Corp. *	7,898	72,030
Administaff, Inc.	2,485	59,988
AMERCO, Inc. *	1,062	48,321
APAC Customer Services, Inc. *	2,897	15,876
Arbitron, Inc.	3,131	57,360
Ariba, Inc. *	10,139	116,193
Black Box Corp.	2,069	51,808
Bowne & Company, Inc.	3,305	23,135
CDI Corp.	1,543	23,438
China Security & Surveillance Technology, Inc. *	3,673	23,874
Chindex International, Inc. *	1,619	21,921
Coinstar, Inc. *	3,500	115,535
Compass Diversified Trust	2,906	29,438

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
comScore, Inc. *	2,570	$35,749
COMSYS IT Partners, Inc. *	1,921	14,369
Constant Contact, Inc. * (a)	2,806	58,449
Core-Mark Holding Company, Inc. *	1,235	35,457
Corporate Executive Board Company	3,975	95,599
CoStar Group, Inc. * (a)	2,313	87,778
CRA International, Inc. *	1,316	36,756
CSG Systems International, Inc. *	4,128	62,209
Deluxe Corp.	5,923	98,973
DG Fastchannel, Inc. *	2,108	36,553
Diamond Management & Technology Consultants, Inc.	3,279	20,527
Electro Rent Corp.	2,281	23,243
Ennis Business Forms, Inc.	3,134	42,716
Euronet Worldwide, Inc. *	5,652	133,500
Exponent, Inc. *	1,631	46,125
EZCORP, Inc., Class A *	5,348	71,503
Fair Isaac Corp.	5,644	125,861
Forrester Research, Inc. *	1,864	43,879
Gartner Group, Inc., Class A *	6,830	113,788
Global Cash Access, Inc. *	4,732	34,307
Global Sources, Ltd. *	1,910	13,103
GP Strategies Corp. *	2,388	17,552
GSI Commerce, Inc. *	2,919	50,615
Harte-Hanks, Inc.	4,403	57,415
Heidrick & Struggles International, Inc. (a)	2,037	42,818
Hill International, Inc. *	3,140	18,652
Huron Consulting Group, Inc. *	2,411	45,375
ICF International, Inc. *	1,042	28,499
infoGROUP, Inc. *	3,919	24,180
Informatica Corp. *	10,072	180,591
Insight Enterprises, Inc. *	5,342	61,273
Jackson Hewitt Tax Service, Inc.	3,487	19,492
Kelly Services, Inc., Class A	3,146	36,116
Kendle International, Inc. *	1,863	24,480
Kenexa Corp. *	2,672	32,759
Kforce, Inc. *	3,437	38,494
Korn/Ferry International *	5,264	72,801
MAXIMUS, Inc.	2,026	84,383
McGrath Rentcorp	2,858	56,217
Michael Baker Corp. *	941	31,505
MPS Group, Inc. *	10,842	106,902
Navigant Consulting Company *	5,828	73,374
Net 1 UEPS Technologies, Inc. *	4,456	85,065
On Assignment, Inc. *	4,729	18,916
OraSure Technologies, Inc. *	6,217	16,413
Parexel International Corp. *	6,673	85,615
PC Mall, Inc. *	1,493	11,362
Perot Systems Corp., Class A *	9,999	166,483
PHH Corp. *	6,354	135,086
Pre-Paid Legal Services, Inc. * (a)	830	38,047
Resources Connection, Inc. *	5,251	80,918
Rollins, Inc.	5,100	91,035
ScanSource, Inc. *	3,090	86,489
Schawk, Inc., Class A	2,076	23,521
Seachange International, Inc. *	3,758	33,596
SonicWALL, Inc. *	6,359	47,629
Sotheby’s (a)	7,750	122,915
Sourcefire, Inc. *	2,526	47,994
Spherion Corp. *	6,078	32,943
SRA International, Inc., Class A *	4,794	95,257
Standard Parking Corp. *	1,021	17,510
Stanley, Inc. *	1,343	34,448
StarTek, Inc. *	1,552	11,997
SuccessFactors, Inc. *	4,275	50,744
SYNNEX Corp. * (a)	2,235	66,268
Syntel, Inc. (a)	1,462	58,582
TeleTech Holdings, Inc. *	3,749	63,958
Tetra Tech, Inc. *	6,974	206,012
The Hackett Group, Inc. *	5,571	14,596
Tier Technologies Inc., Class B *	2,502	18,990
TrueBlue, Inc. *	5,094	69,278
Tyler Technologies, Inc. *	3,685	56,123
Viad Corp.	2,453	44,326
Volt Information Sciences, Inc. *	1,649	16,655
VSE Corp.	567	19,454
Watson Wyatt Worldwide, Inc., Class A	4,913	214,698

		5,359,184

Cable & Television - 0.19%
Knology, Inc. *	3,595	26,028
Lin TV Corp. *	3,444	12,054
LodgeNet Entertainment Corp. *	2,447	17,080
Outdoor Channel Holdings, Inc. *	1,999	13,313
TiVo, Inc. *	12,042	118,132

		186,607

Cellular Communications - 0.43%
Brightpoint, Inc. *	5,912	43,394
iPCS, Inc. *	2,028	32,022
Novatel Wireless, Inc. *	3,597	34,711
RF Micro Devices, Inc. *	30,839	144,944
Syniverse Holdings, Inc. *	7,898	141,137
USA Mobility, Inc. *	2,833	36,064

		432,272

Chemicals - 2.04%
A. Schulman, Inc.	2,663	53,500
Aceto Corp.	3,315	22,177
Albany Molecular Research, Inc. *	2,741	22,092
American Vanguard Corp.	2,408	21,094
Arch Chemicals, Inc.	2,939	85,878
Balchem Corp.	2,161	53,809
Calgon Carbon Corp. *	6,374	91,148
Cambrex Corp. *	3,836	20,983
Ferro Corp.	5,425	42,749
H.B. Fuller Company	5,635	111,235
Hawkins, Inc.	1,175	24,969
ICO, Inc. *	3,820	15,662
Innophos Holdings, Inc.	2,027	38,695
Innospec, Inc.	2,828	38,687
Landec Corp. *	3,609	22,051
LSB Industries, Inc. *	2,037	31,451
Metabolix, Inc. *	2,297	22,281

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
Minerals Technologies, Inc.	2,181	$97,796
Newmarket Corp.	1,162	96,585
Olin Corp.	8,996	150,593
OM Group, Inc. *	3,532	96,106
Omnova Solutions, Inc. *	5,266	24,856
PolyOne Corp. *	10,681	54,473
Quaker Chemical Corp.	1,369	28,366
Rockwood Holdings, Inc. *	5,716	116,435
Sensient Technologies Corp.	5,701	148,625
ShengdaTech, Inc. * (a)	3,508	20,732
Solutia, Inc. *	10,960	134,041
Spartech Corp.	3,572	41,221
Stepan Company	866	46,816
Valence Technology, Inc. * (a)	6,108	9,162
W.R. Grace & Company *	8,387	140,315
Westlake Chemical Corp. (a)	2,226	53,513
Zep, Inc.	2,536	40,525
Zoltek Companies, Inc. *	3,379	31,492

		2,050,113

Coal - 0.16%
International Coal Group, Inc. *	10,569	32,130
James River Coal Company *	3,227	53,697
Patriot Coal Corp. *	7,432	65,848
Westmoreland Coal Company *	1,340	11,390

		163,065

Colleges & Universities - 0.18%
Corinthian Colleges, Inc. *	9,321	178,684

Commercial Services - 1.16%
Cardtronics, Inc. *	1,747	13,766
CBIZ, Inc. *	5,192	37,175
Cenveo, Inc. * (a)	5,593	28,580
Chemed Corp.	2,604	113,378
Computer Task Group, Inc. *	2,105	13,009
DynCorp International, Inc. *	2,893	49,702
Exlservice Holdings, Inc. *	1,754	21,048
First Advantage Corp., Class A *	1,362	23,876
Great Lakes Dredge & Dock Company	4,664	30,503
HMS Holdings Corp. *	2,996	112,679
Live Nation, Inc. *	9,790	68,824
Mac-Gray Corp. *	1,414	16,954
Medifast, Inc. *	1,515	28,452
Odyssey Marine Exploration, Inc. * (a)	7,642	14,214
Perficient, Inc. *	3,496	27,129
Pool Corp.	5,638	134,297
Providence Service Corp. *	1,266	14,382
Riskmetrics Group, Inc. *	2,513	39,102
Team, Inc. *	2,336	40,716
Ticketmaster Entertainment, Inc. *	4,448	43,412
TNS, Inc. *	2,921	75,829
Transcend Services, Inc. *	894	14,215
United Rentals, Inc. *	7,097	65,221
Wright Express Corp. *	4,434	139,760

		1,166,223

Computer Services - 0.02%
Dynamics Research Corp. *	1,404	$19,347

Computers & Business Equipment - 3.14%
3Com Corp. *	44,930	195,446
3D Systems Corp. *	2,265	18,528
Acme Packet, Inc. *	4,584	37,405
Agilysys, Inc.	2,154	13,656
Avocent Corp. *	5,159	84,195
Benchmark Electronics, Inc. *	7,570	124,148
BigBand Networks, Inc. *	4,068	15,825
Blue Coat Systems, Inc. *	4,585	89,912
CACI International, Inc., Class A *	3,441	158,148
Cogent, Inc. *	4,972	52,206
Compellent Technologies, Inc. * (a)	1,883	28,094
Cray, Inc. *	4,037	29,510
Digi International, Inc. *	3,058	26,207
Echelon Corp. * (a)	3,815	43,338
Electronics for Imaging, Inc. *	5,805	61,765
EMS Technologies, Inc. *	1,858	34,819
Extreme Networks, Inc. *	10,668	25,923
Falconstor Software, Inc. *	4,095	20,721
Furmanite Corp. *	4,860	17,788
Hurco Companies, Inc. *	925	15,420
Immersion Corp. *	3,554	13,505
Innodata Isogen, Inc. *	2,897	15,064
Intermec, Inc. *	7,193	102,284
Internap Network Services Corp. *	6,076	18,350
Isilon Systems, Inc. *	3,003	17,267
Ixia *	3,607	22,039
Jack Henry & Associates, Inc.	9,633	224,545
L-1 Identity Solutions, Inc. *	8,710	62,451
Limelight Networks, Inc. *	4,031	13,464
Liveperson, Inc. *	5,179	21,337
MTS Systems Corp.	2,003	53,160
NCI, Inc. *	799	23,451
Ness Technologies, Inc. *	4,763	28,769
Netezza Corp. *	5,456	52,378
NETGEAR, Inc. *	4,024	68,730
Netscout Systems, Inc. *	2,970	34,036
Palm, Inc. * (a)	15,969	212,867
Parametric Technology Corp. *	13,369	177,808
Phoenix Technology, Ltd. *	3,854	13,990
Plexus Corp. *	4,589	115,551
Quantum Corp. *	25,153	30,938
Radiant Systems, Inc. *	3,154	33,811
RadiSys Corp. *	2,782	20,309
Rimage Corp. *	1,375	22,137
Sigma Designs, Inc. * (a)	3,152	44,538
Silicon Graphics International Corp. *	3,712	20,379
Silicon Storage Technology, Inc. *	10,117	18,514
Smart Modular Technologies (WWH), Inc. *	4,739	18,150
Standard Microsystems Corp. *	2,569	59,806
STEC, Inc. * (a)	2,861	115,956
Stratasys, Inc. *	2,404	34,594
Super Micro Computer, Inc. *	2,687	21,415
Sykes Enterprises, Inc. *	4,029	84,569
Synaptics, Inc. * (a)	3,976	102,501

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment (continued)
Trident Microsystems, Inc. *	8,152	$19,646
Unisys Corp. *	43,097	105,157
Virtusa Corp. *	1,705	17,152

		3,153,672

Construction & Mining Equipment - 0.33%
Astec Industries, Inc. *	2,108	53,396
Carbo Ceramics, Inc. (a)	2,208	95,054
Gulf Islands Fabrication, Inc.	1,561	23,368
Kaman Corp., Class A	3,046	63,144
Layne Christensen Company *	2,329	60,088
Matrix Service Company *	3,174	34,977

		330,027

Construction Materials - 0.78%
Ameron International Corp.	1,080	87,448
Applied Industrial Technologies, Inc.	4,894	100,963
Clarcor, Inc.	5,853	187,647
Columbus McKinnon Corp. *	2,333	28,696
Comfort Systems USA, Inc.	4,570	54,246
Louisiana-Pacific Corp. *	11,925	89,795
Simpson Manufacturing Company, Inc.	4,383	112,643
Standex International Corp.	1,626	27,821
Universal Forest Products, Inc.	2,200	90,860

		780,119

Containers & Glass - 0.29%
Bway Holding Company *	846	13,113
Graphic Packaging Holding Company *	12,408	26,429
Mobile Mini, Inc. *	4,159	73,739
Silgan Holdings, Inc.	3,085	149,993
TAL International Group, Inc.	1,866	22,989

		286,263

Correctional Facilities - 0.14%
Cornell Corrections, Inc. *	1,399	28,106
The Geo Group, Inc. *	5,978	109,517

		137,623

Cosmetics & Toiletries - 0.58%
Bare Escentuals, Inc. *	7,716	71,604
Chattem, Inc. *	2,262	138,525
Elizabeth Arden, Inc. *	2,954	30,426
Helen of Troy, Ltd. *	3,459	74,784
Intermediate Parfums, Inc.	1,968	18,991
Nu Skin Enterprises, Inc., Class A	5,749	99,170
Revlon, Inc. *	2,416	10,969
Sally Beauty Holdings, Inc. *	10,877	77,335
Steiner Leisure, Ltd. *	1,730	57,471

		579,275

Crude Petroleum & Natural Gas - 1.16%
Allis-Chalmers Energy, Inc. *	7,207	23,639
Apco Oil and Gas International, Inc.	1,022	22,484
Arena Resources, Inc. *	4,422	135,225
Bill Barrett Corp. *	4,443	129,913
Carrizo Oil & Gas, Inc. * (a)	3,283	63,460
Contango Oil & Gas Company *	1,441	64,759
Endeavour International Corp. *	13,484	14,967
FX Energy, Inc. * (a)	5,302	17,974
Geokinetics, Inc. *	734	12,038
GMX Resources, Inc. *	2,934	31,071
Goodrich Petroleum Corp. * (a)	2,847	68,157
Gran Tierra Energy, Inc. *	23,892	95,568
Gulfport Energy Corp. *	3,065	22,988
Harvest Natural Resources, Inc. *	4,302	22,241
Isramco, Inc. * (a)	126	21,419
Northern Oil And Gas, Inc. *	3,478	22,224
Oilsands Quest, Inc. * (a)	22,509	19,808
Panhandle Oil and Gas, Inc.	985	23,817
Parallel Petroleum Corp. *	5,729	10,713
Penn Virginia Corp.	5,272	101,012
Petroquest Energy, Inc. *	6,164	25,642
SulphCo, Inc. * (a)	8,815	14,016
Swift Energy Company *	3,648	74,310
Toreador Resources Corp. *	2,545	12,852
VAALCO Energy, Inc. *	7,135	33,677
Venoco, Inc. *	2,138	17,211
W&T Offshore, Inc.	3,992	39,441
Western Refining, Inc. *	3,807	23,108

		1,163,734

Distribution/Wholesale - 0.02%
Rentrak Corp. *	1,258	20,002

Domestic Oil - 0.50%
Atlas America, Inc.	3,994	88,587
Berry Petroleum Company, Class A	4,971	112,196
Brigham Exploration Company *	9,697	63,515
Clayton Williams Energy, Inc. *	774	15,325
Delta Petroleum Corp. * (a)	20,716	37,289
McMoran Exploration Company * (a)	8,926	74,443
Natural Gas Services Group, Inc. *	1,490	21,292
Stone Energy Corp. *	3,987	50,874
Syntroleum Corp. *	7,515	19,689
Warren Resources, Inc. *	7,246	17,753

		500,963

Drugs & Health Care - 1.43%
Abaxis, Inc. * (a)	2,535	67,431
Abiomed, Inc. *	3,724	30,835
Accelrys, Inc. *	3,799	21,806
Almost Family, Inc. *	823	22,690
Ardea Biosciences, Inc. * (a)	1,665	29,537
Ariad Pharmaceuticals, Inc. *	10,650	23,323
China Sky One Medical, Inc. * (a)	1,245	16,135
Curis, Inc. *	8,633	18,216
Cytori Therapeutics, Inc. * (a)	3,240	9,817
DepoMed, Inc. *	6,151	19,191
Durect Corp. *	9,678	23,614
Dyax Corp. *	7,877	28,672
Hansen Medical, Inc. *	3,123	10,649
I-Flow Corp. *	2,731	24,579
Immunogen, Inc. *	5,926	43,201
Immunomedics, Inc. *	7,627	42,025
Impax Laboratories, Inc. *	7,136	54,162

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Drugs & Health Care (continued)
Invacare Corp.	3,389	$73,406
Landauer, Inc.	1,109	61,039
Luminex Corp. *	4,836	73,894
Maxygen, Inc. *	2,949	20,879
Medical Action, Inc. *	1,767	22,141
Meridian Bioscience, Inc.	4,710	113,511
Molina Healthcare, Inc. *	1,543	31,246
Nutraceutical International Corp. *	1,621	18,641
Pain Therapeutics, Inc. *	4,248	21,665
Quidel Corp. *	3,004	46,382
Res-Care, Inc. *	2,949	42,790
Seattle Genetics, Inc. *	8,294	101,602
Synutra International, Inc. * (a)	2,062	31,899
Vivus, Inc. *	8,108	50,189
West Pharmaceutical Services, Inc.	3,786	152,159
XenoPort, Inc. *	3,488	63,586
Zymogenetics, Inc. * (a)	4,352	25,590

		1,436,502

Educational Services - 0.42%
American Public Education, Inc. *	2,165	75,017
Bridgepoint Education, Inc. *	1,634	30,017
Capella Education Company * (a)	1,705	108,012
ChinaCast Education Corp. *	3,679	21,816
Grand Canyon Education, Inc. *	1,882	32,747
K12, Inc. * (a)	2,803	57,714
Leapfrog Enterprises, Inc., Class A *	4,509	17,720
Lincoln Educational Services Corp. * (a)	1,201	26,638
Universal Technical Institute, Inc. *	2,366	47,628

		417,309

Electrical Equipment - 1.90%
A.O. Smith Corp.	2,518	95,810
Aaon, Inc.	1,526	31,863
American Science & Engineering, Inc.	1,077	66,332
Anaren, Inc. *	1,841	29,603
Anixter International, Inc. * (a)	3,442	120,745
Audiovox Corp., Class A *	2,261	15,963
AZZ, Inc. * (a)	1,433	49,324
Baldor Electric Company	5,381	151,045
China BAK Battery, Inc. * (a)	4,594	13,047
Cohu, Inc.	2,843	33,746
DTS, Inc. *	2,032	54,458
Encore Wire Corp.	2,166	51,291
GrafTech International, Ltd. *	13,918	198,053
Greatbatch, Inc. *	2,736	58,906
Houston Wire & Cable Company	2,201	25,334
Littelfuse, Inc. *	2,536	63,501
Methode Electronics, Inc.	4,508	38,904
Polypore International, Inc. *	2,668	30,335
Powell Industries, Inc. *	938	35,475
Power-One, Inc. *	10,795	14,034
Regal-Beloit Corp. (a)	4,109	186,795
Universal Electronics, Inc. *	1,647	30,997
US Geothermal, Inc. *	8,177	11,693
Varian, Inc. *	3,335	170,819
Vicor Corp. *	2,335	17,162
W.H. Brady Company, Class A	5,545	164,298
Watsco, Inc.	2,741	144,807

		1,904,340

Electrical Utilities - 1.91%
Allete, Inc.	3,066	103,661
Avista Corp.	6,342	123,796
Black Hills Corp.	4,481	114,624
Central Vermont Public Service Corp.	1,642	30,049
CH Energy Group, Inc.	1,873	85,709
Cleco Corp.	6,938	169,426
Connecticut Water Service, Inc.	1,357	30,044
El Paso Electric Company *	5,364	90,866
Empire District Electric Company	4,114	74,669
EnerNOC, Inc. *	1,388	37,393
IDACORP, Inc.	5,403	153,877
MGE Energy, Inc.	2,765	97,964
NorthWestern Corp.	4,204	100,854
Otter Tail Corp.	4,142	97,710
Pike Electric Corp. *	1,946	21,620
PNM Resources, Inc.	10,046	117,337
Portland General Electric Company	8,578	167,443
Tutor Perini Corp. * (a)	3,005	58,958
UIL Holding Corp.	3,462	89,804
Unisource Energy Corp.	4,121	120,498
Unitil Corp.	1,527	33,319

		1,919,621

Electronics - 1.82%
Adaptec, Inc. *	14,445	42,468
Advanced Battery Technologies, Inc. * (a)	5,648	22,761
Anadigics, Inc. *	7,579	29,179
Analogic Corp.	1,534	54,534
Axsys Technologies, Inc. *	1,133	61,182
Bel Fuse, Inc., Class B	1,325	22,393
Belden, Inc.	5,409	113,210
Checkpoint Systems, Inc. *	4,529	75,498
Cogo Group, Inc. *	3,146	16,988
CTS Corp.	3,986	35,316
Cynosure, Inc. *	1,386	15,177
Daktronics, Inc. (a)	3,846	31,037
Electro Scientific Industries, Inc. *	3,290	40,401
Ener1, Inc. * (a)	5,600	35,728
Enersys *	4,684	93,165
FEI Company *	4,372	103,442
Franklin Electric, Inc.	2,693	84,856
Harbin Electric, Inc. *	1,294	16,059
II-VI, Inc. *	2,929	78,380
Imation Corp.	3,508	30,169
IPG Photonics Corp. *	2,823	34,215
LaBarge, Inc. *	1,568	16,197
Maxwell Technologies, Inc. * (a)	2,662	36,017
Measurement Specialties, Inc. *	2,042	21,604
Mentor Graphics Corp. *	10,990	97,042
Mercury Computer Systems, Inc. *	2,621	24,952
Multi-Fineline Electronix, Inc. *	1,142	31,565
Newport Corp. *	4,391	31,132

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
NVE Corp. *	546	$29,047
OSI Systems, Inc. *	1,877	31,665
Park Electrochemical Corp.	2,392	51,524
Rogers Corp. *	1,830	47,763
Spectrum Control, Inc. *	1,911	17,543
Stoneridge, Inc. *	2,011	10,699
Supertex, Inc. *	1,352	34,936
Sycamore Networks, Inc. *	21,762	66,157
Taser International, Inc. *	7,331	33,356
Technitrol, Inc.	4,841	39,890
TTM Technologies, Inc. *	5,059	51,197
Universal Display Corp. * (a)	3,427	37,354
Zoran Corp. *	6,047	66,819
Zygo Corp. *	2,235	14,997

		1,827,614

Energy - 0.55%
Ascent Solar Technologies, Inc. * (a)	1,842	10,352
Clean Energy Fuels Corp. * (a)	4,250	53,210
Comverge, Inc. * (a)	2,177	24,252
Energy Conversion Devices, Inc. * (a)	5,331	59,654
Evergreen Energy, Inc. *	15,735	16,049
Evergreen Solar, Inc. * (a)	21,833	36,898
Fuelcell Energy, Inc. *	7,778	28,390
Green Plains Renewable Energy, Inc. *	1,133	8,633
GT Solar International, Inc. * (a)	3,483	17,868
Headwaters, Inc. *	5,045	19,373
New Jersey Resources Corp. (a)	4,797	176,290
PowerSecure International, Inc. *	2,414	12,794
Rosetta Resources, Inc. *	6,227	73,541
SatCon Technology Corp. *	6,592	12,986

		550,290

Financial Services - 3.34%
Advance America Cash Advance Centers, Inc.	5,411	31,059
Allied Capital Corp.	20,836	62,508
Apollo Investment Corp.	16,461	152,429
Ares Capital Corp.	11,232	104,458
Asset Acceptance Capital Corp. *	1,945	14,160
Bankrate, Inc. * (a)	1,475	42,023
BGC Partners, Inc.	5,649	25,533
BlackRock Kelso Capital Corp.	1,553	12,346
Broadpoint Gleacher Securities, Inc. *	5,394	40,725
Calamos Asset Management, Inc.	2,334	26,327
Cape Bancorp, Inc. *	2,354	19,114
Capital Southwest Corp.	376	28,478
Cass Information Systems, Inc.	973	30,377
City Holding Company	1,912	60,878
Cohen & Steers, Inc. (a)	2,021	39,753
Credit Acceptance Corp. *	709	21,632
Delphi Financial Group, Inc.	4,984	116,476
Diamond Hill Investment Group, Inc. *	312	16,034
Dollar Financial Corp. *	2,852	49,710
Duff & Phelps Corp.	1,922	32,751
E*TRADE Financial Corp. * (a)	109,389	192,525
Encore Capital Group, Inc. *	1,641	24,451
Epoch Holding Corp. (a)	1,590	13,054
Evercore Partners, Inc.	1,276	32,130
FCStone Group, Inc. *	3,526	16,890
Financial Federal Corp.	3,109	72,813
First Financial Northwest, Inc.	2,699	19,703
GAMCO Investors, Inc., Class A	855	38,586
GFI Group, Inc.	7,575	54,237
Gladstone Capital Corp.	2,746	20,568
Gladstone Investment Corp.	3,179	16,086
Harris & Harris Group, Inc. *	3,421	20,150
Heartland Payment Systems, Inc.	4,427	55,382
Hercules Technology Growth Capital, Inc.	4,236	39,268
Home Bancorp, Inc. *	1,386	16,909
JMP Group, Inc.	1,930	19,782
Kayne Anderson Energy Development Fund *	1,484	17,274
KBW, Inc. * (a)	4,063	116,283
Kearny Financial Corp.	2,267	24,824
Knight Capital Group, Inc. *	10,780	216,894
Kohlberg Capital Corp.	2,332	11,100
LaBranche & Company, Inc. *	6,840	26,402
MarketAxess Holdings, Inc. *	3,817	42,330
MCG Capital Corp. *	7,822	23,701
Medallion Financial Corp.	2,197	18,345
MF Global, Ltd. *	11,192	80,023
MoneyGram International, Inc. *	9,878	26,275
MVC Capital, Inc.	2,725	24,852
National Bankshares, Inc.	1,023	25,994
National Financial Partners Corp.	4,857	38,127
Nelnet, Inc., Class A *	2,269	33,490
NGP Capital Resources Company	2,771	17,762
Ocwen Financial Corp. *	4,526	46,844
Oppenheimer Holdings, Inc., Class A	1,105	28,531
optionsXpress Holdings, Inc.	4,916	81,802
PennantPark Investment Corp.	2,640	22,044
Penns Woods Bancorp, Inc.	686	21,959
Penson Worldwide, Inc. * (a)	2,269	23,008
Piper Jaffray Companies, Inc. *	2,294	116,260
Portfolio Recovery Associates, Inc. * (a)	1,816	79,759
Prospect Capital Corp.	5,634	57,467
Sanders Morris Harris Group, Inc.	2,782	15,607
Stifel Financial Corp. *	3,174	178,696
SWS Group, Inc.	2,863	41,399
The First Marblehead Corp. *	7,382	19,488
Thomas Weisel Partners Group, Inc. *	3,079	13,640
TICC Capital Corp.	3,988	20,379
U.S. Global Investors, Inc.	1,661	18,404
UMB Financial Corp.	3,697	147,991
Virtus Investment Partners, Inc. *	868	13,558
Westwood Holdings Group, Inc.	720	27,734
World Acceptance Corp. * (a)	1,908	49,665

		3,347,216

Food & Beverages - 1.24%
American Dairy, Inc. * (a)	943	28,950
American Italian Pasta Company, Class A *	2,480	75,045
B&G Foods, Inc.	2,270	20,702
Calavo Growers, Inc.	1,360	23,936
Cal-Maine Foods, Inc. (a)	1,622	46,308

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
Chiquita Brands International, Inc. *	5,232	$80,573
Coca-Cola Bottling Company Consolidated	537	29,030
Diamond Foods, Inc.	1,959	54,754
Diedrich Coffee, Inc. *	417	8,961
Farmer Brothers Company	823	16,995
Hain Celestial Group, Inc. *	4,850	77,600
Heckmann Corp. * (a)	9,498	39,512
Imperial Sugar Company	1,583	22,067
J & J Snack Foods Corp.	1,696	74,115
Lance, Inc.	3,313	80,340
M & F Worldwide Corp. *	1,308	25,663
Nash Finch Company	1,601	43,451
Overhill Farms, Inc. *	2,505	14,354
Sanderson Farms, Inc.	2,399	99,799
Seaboard Corp.	37	40,848
Seneca Foods Corp. *	1,191	31,776
Smart Balance, Inc. *	7,480	47,797
Tootsie Roll Industries, Inc. (a)	2,867	67,805
TreeHouse Foods, Inc. *	3,699	137,048
York Water Company	1,768	28,341
Zhongpin, Inc. *	2,330	26,515

		1,242,285

Forest Products - 0.06%
Deltic Timber Corp.	1,234	63,033

Funeral Services - 0.05%
Stewart Enterprises, Inc., Class A (a)	9,328	49,532

Furniture & Fixtures - 0.22%
American Woodmark Corp.	1,266	25,421
Ethan Allen Interiors, Inc. (a)	2,805	43,590
Furniture Brands International, Inc. *	4,827	26,983
Hooker Furniture Corp.	1,467	19,526
Kimball International, Inc., Class B	4,111	26,146
La-Z-Boy, Inc.	5,986	50,702
Sealy Corp. *	5,120	13,414
Stanley Furniture Company, Inc.	1,528	18,519

		224,301

Gas & Pipeline Utilities - 1.30%
American States Water Company	2,224	73,437
Chesapeake Utilities Corp.	1,010	31,108
Crosstex Energy, Inc.	5,104	19,548
Global Industries, Ltd. *	11,622	110,409
Middlesex Water Company	2,010	30,592
Nicor, Inc.	5,115	185,265
Northwest Natural Gas Company	3,046	128,237
Piedmont Natural Gas, Inc.	8,378	201,240
South Jersey Industries, Inc.	3,436	119,057
Southwest Gas Corp.	5,182	126,182
The Laclede Group, Inc.	2,643	86,056
WGL Holdings, Inc.	5,712	188,496

		1,299,627

Healthcare Products - 3.15%
Accuray, Inc. *	4,672	29,994
Align Technology, Inc. *	6,788	90,959
Alphatec Holdings, Inc. *	3,807	17,436
American Medical Systems Holdings, Inc. *	8,572	130,637
AngioDynamics, Inc. *	2,930	37,944
Aspect Medical Systems, Inc. *	2,681	17,239
Atrion Corp.	193	26,441
ATS Medical, Inc. *	6,175	16,611
Bruker BioSciences Corp. *	5,649	57,337
Cantel Medical Corp. *	1,543	20,738
CardioNet, Inc. *	2,994	21,557
Cardiovascular Systems, Inc. *	1,204	10,138
Clinical Data, Inc. * (a)	1,349	21,274
Computer Programs & Systems, Inc.	1,124	43,499
Conceptus, Inc. *	3,550	64,326
CONMED Corp. *	3,448	61,478
Cryolife, Inc. *	3,581	26,678
Cutera, Inc. *	1,953	17,069
Cyberonics, Inc. * (a)	3,197	48,083
Cypress Biosciences, Inc. *	4,491	31,257
Haemonetics Corp. *	2,934	154,446
Hanger Orthopedic Group, Inc. *	2,939	41,175
HeartWare International, Inc. *	613	16,649
ICU Medical, Inc. *	1,509	56,120
Insulet Corp. *	3,173	29,223
Ista Pharmaceuticals, Inc. *	4,041	22,104
Kensey Nash Corp. *	975	25,457
LCA-Vision, Inc. *	2,039	11,051
Mannkind Corp. * (a)	6,133	47,776
Masimo Corp. *	5,879	147,681
Medicines Company *	6,283	47,877
Merit Medical Systems, Inc. *	3,246	58,590
Micrus Endovascular Corp. *	1,971	22,548
Natus Medical, Inc. *	3,291	46,897
NutriSystem, Inc.	3,632	51,683
Nuvasive, Inc. * (a)	4,228	169,416
Orthofix International NV *	1,997	54,658
Owens & Minor, Inc.	4,792	212,046
PSS World Medical, Inc. *	6,876	140,545
Rochester Medical Corp. *	1,447	17,726
Rockwell Medical Technologies, Inc. *	1,894	15,171
RTI Biologics, Inc. *	6,603	30,044
Sirona Dental Systems, Inc. *	1,957	51,743
Somanetics Corp. *	1,574	20,588
SonoSite, Inc. *	2,022	47,052
Spectranetics Corp. *	4,279	24,947
Stereotaxis, Inc. * (a)	3,238	11,398
STERIS Corp.	6,727	195,218
SurModics, Inc. * (a)	1,826	41,797
Symmetry Medical, Inc. *	4,256	46,901
Synovis Life Technologies, Inc. *	1,469	23,107
The Female Health Company *	2,318	15,878
Thoratec Corp. *	6,533	171,426
TomoTherapy, Inc. *	5,875	19,681
Ulta Salon, Cosmetics & Fragrance, Inc. *	3,252	37,463
USANA Health Sciences, Inc. *	762	24,018
Volcano Corp. *	5,641	80,666
Wright Medical Group, Inc. *	4,465	72,512
Young Innovations, Inc.	745	17,493

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Zoll Medical Corp. *	2,483	$44,644

		3,156,110

Healthcare Services - 2.57%
Air Methods Corp. *	1,272	43,413
Alliance Imaging, Inc. *	3,099	17,138
Allied Healthcare International, Inc. *	6,094	15,296
Amedisys, Inc. * (a)	3,154	140,479
America Service Group, Inc.	1,110	20,246
American Dental Partners, Inc. *	1,696	21,912
AMERIGROUP Corp. *	6,067	143,485
AMN Healthcare Services, Inc. *	3,939	38,878
AmSurg Corp. *	3,580	72,674
Assisted Living Concepts, Inc. *	1,238	25,045
athenahealth, Inc. *	3,889	156,455
Capital Senior Living Corp. *	2,968	15,998
Catalyst Health Solutions, Inc. *	4,230	120,809
Centene Corp. *	4,987	86,325
CorVel Corp. *	944	28,377
Cross Country Healthcare, Inc. *	3,726	34,316
Emergency Medical Services Corp., Class A *	1,133	51,382
Emeritus Corp. *	2,322	41,866
Enzo Biochem, Inc. *	4,077	20,752
Gentiva Health Services, Inc. *	3,368	74,264
Healthcare Services Group, Inc.	5,146	90,981
Healthsouth Corp. * (a)	10,187	159,019
Healthspring, Inc. *	5,669	75,001
Healthways, Inc. *	3,952	51,692
IPC The Hospitalist Company *	1,867	55,151
Kindred Healthcare, Inc. *	4,533	64,731
LHC Group, Inc. *	1,765	43,154
Magellan Health Services, Inc. *	4,065	130,446
National Healthcare Corp.	965	36,882
Nighthawk Radiology Holdings, Inc. *	2,707	16,865
NovaMed, Inc. * (a)	2,840	12,013
Obagi Medical Products, Inc. *	2,400	22,800
Odyssey Healthcare, Inc. *	3,855	49,652
Palomar Medical Technologies, Inc. *	2,147	29,800
Phase Forward, Inc. *	5,055	65,007
Psychiatric Solutions, Inc. *	6,503	174,215
RadNet, Inc. *	3,781	8,167
Skilled Healthcare Group, Inc. *	2,539	19,195
Star Scientific, Inc. * (a)	10,309	10,309
Sun Healthcare Group, Inc. *	5,185	42,724
The Advisory Board Company *	1,853	48,975
The Ensign Group, Inc.	1,242	17,227
Triple-S Management Corp. *	2,421	44,885
US Physical Therapy, Inc. *	1,532	22,245
WellCare Health Plans, Inc. *	4,880	118,438

		2,578,684

Holdings Companies/Conglomerates - 0.01%
Information Services Group, Inc. *	3,686	14,670

Homebuilders - 0.37%
Beazer Homes USA, Inc. * (a)	4,872	20,998
Cavco Industries, Inc. *	901	29,111
China Housing & Land Development, Inc. *	3,056	12,285
Hovnanian Enterprises, Inc., Class A * (a)	6,259	33,611
M/I Homes, Inc. *	2,144	33,918
Meritage Homes Corp. *	3,663	82,088
Ryland Group, Inc.	5,012	114,875
Standard Pacific Corp. *	11,709	42,504

		369,390

Hotels & Restaurants - 1.52%
AFC Enterprises, Inc. *	3,474	28,834
Ameristar Casinos, Inc.	2,959	49,149
Benihana, Inc., Class A *	2,043	14,465
BJ’s Restaurants, Inc. *	2,395	41,074
Bob Evans Farms, Inc.	3,643	97,887
Buffalo Wild Wings, Inc. * (a)	2,116	87,243
California Pizza Kitchen, Inc. *	2,361	33,196
CEC Entertainment, Inc. *	2,735	73,161
CKE Restaurants, Inc.	5,963	57,662
Denny’s Corp. *	12,249	31,235
DineEquity, Inc. *	2,079	43,825
Domino’s Pizza, Inc. *	4,554	36,842
Jack in the Box, Inc. *	6,683	136,266
Krispy Kreme Doughnuts, Inc. *	7,344	22,546
Marcus Corp.	2,461	30,812
McCormick & Schmick’s Seafood Restaurants, Inc. *	1,978	17,426
Morgans Hotel Group Company *	3,049	15,032
O’Charley’s, Inc.	2,232	17,075
Orient Express Hotels, Ltd., Class A	8,873	88,375
P.F. Chang’s China Bistro, Inc. * (a)	2,799	89,316
Papa John’s International, Inc. *	2,649	61,801
Peets Coffee & Tea, Inc. *	1,409	37,071
Red Lion Hotels Corp. *	2,261	13,114
Red Robin Gourmet Burgers, Inc. *	1,893	36,497
Ruby Tuesday, Inc. *	7,581	55,341
Ruth’s Chris Steak House, Inc. *	2,739	10,846
Sonic Corp. *	7,248	82,845
Texas Roadhouse, Inc., Class A *	6,003	61,171
The Cheesecake Factory, Inc. * (a)	6,998	128,553
The Steak & Shake Company * (a)	2,923	30,633

		1,529,293

Household Appliances - 0.05%
National Presto Industries, Inc.	567	47,498

Household Products - 0.60%
Blyth, Inc.	693	31,532
Central Garden & Pet Company, Class A *	7,192	79,112
Endologix, Inc. *	5,323	24,113
Kirklands, Inc. *	1,442	20,419
Tempur-Pedic International, Inc. *	8,606	127,369
Tupperware Brands Corp.	7,256	268,399
WD-40 Company	2,026	54,661

		605,605

Industrial Machinery - 1.70%
Actuant Corp., Class A	7,849	110,906
Albany International Corp., Class A	3,209	55,163
Altra Holdings, Inc. *	3,213	30,845
Badger Meter, Inc.	1,734	62,753

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery (continued)
Briggs & Stratton Corp. (a)	5,751	$101,448
Cascade Corp.	1,089	27,748
Chart Industries, Inc. *	3,330	62,138
Circor International, Inc.	2,043	52,730
Cognex Corp.	4,672	74,845
Dionex Corp. *	2,059	123,828
DXP Enterprises, Inc. *	1,001	10,621
EnPro Industries, Inc. *	2,355	50,680
Flow International Corp. *	5,341	11,430
Gorman-Rupp Company (a)	1,699	40,011
H&E Equipment Services, Inc. *	3,258	32,645
Intevac, Inc. *	2,653	30,987
Kadant, Inc. *	1,668	19,399
Lindsay Corp. (a)	1,449	60,148
Lufkin Industries, Inc.	1,737	76,862
Metropolitan Pro Corp.	2,069	20,462
Middleby Corp. *	1,897	89,519
NACCO Industries, Inc., Class A	651	38,083
NATCO Group, Inc. *	2,317	96,387
OYO Geospace Corp. *	575	11,563
Raser Technologies, Inc. * (a)	6,326	13,285
Robbins & Myers, Inc.	3,096	71,889
Rofin-Sinar Technologies, Inc. *	3,389	77,066
Tecumseh Products Company, Class A *	2,275	20,589
Tennant Company	2,191	56,024
Tredegar Industries, Inc.	3,547	53,134
Twin Disc, Inc.	1,235	15,672
Watts Water Technologies, Inc., Class A	3,374	101,794

		1,700,654

Industrials - 0.24%
Clean Harbors, Inc. *	2,468	145,661
EnergySolutions, Inc.	8,777	77,940
Graham Corp.	1,283	17,475

		241,076

Insurance - 3.60%
Ambac Financial Group, Inc. * (a)	33,930	59,717
American Equity Investment Life Holding Company	6,374	51,438
American Physicians Capital, Inc.	1,216	36,285
American Physicians Service Group, Inc.	1,078	24,805
American Safety Insurance Holdings, Ltd. *	1,311	20,111
Amerisafe, Inc. *	2,365	40,394
Amtrust Financial Services, Inc.	2,746	34,682
Argo Group International Holdings, Ltd. *	3,561	125,774
Assured Guaranty, Ltd. (a)	12,060	239,994
Baldwin & Lyons, Inc., Class B	1,100	24,332
Citizens, Inc., Class A *	4,090	27,853
CNA Surety Corp. *	2,036	32,332
Conseco, Inc. *	21,380	91,720
Crawford & Company, Class B *	2,816	13,038
Donegal Group, Inc.	1,471	21,594
eHealth, Inc. *	2,978	55,093
Employers Holdings, Inc.	5,497	81,575
Enstar Group, Ltd. *	768	47,524
FBL Financial Group, Inc., Class A	1,640	27,880
First Mercury Financial Corp.	1,884	27,299
Flagstone Reinsurance Holdings, Ltd.	4,566	49,587
FPIC Insurance Group, Inc. *	1,005	32,070
Greenlight Capital Re, Ltd., Class A *	3,336	61,049
Harleysville Group, Inc.	1,605	52,018
Horace Mann Educators Corp.	4,615	56,534
Infinity Property & Casualty Corp.	1,679	73,826
IPC Holdings, Ltd.	6,425	208,298
Kansas City Life Insurance Company	544	19,448
Life Partners Holdings, Inc.	881	15,100
Maiden Holdings, Ltd.	5,890	45,000
Max Capital Group, Ltd.	5,330	109,052
Meadowbrook Insurance Group, Inc.	6,796	54,164
Mercer Insurance Group, Inc.	1,105	20,255
MGIC Investment Corp. * (a)	14,556	118,340
Montpelier Re Holdings, Ltd.	9,929	159,758
National Western Life Insurance Company, Class A	274	45,130
Navigators Group, Inc. *	1,507	78,213
Phoenix Companies, Inc. *	13,381	39,742
Platinum Underwriters Holdings, Ltd.	5,839	211,664
PMA Capital Corp., Class A *	4,175	23,004
PMI Group, Inc.	8,506	28,410
Presidential Life Corp.	2,702	26,750
ProAssurance Corp. *	3,844	201,810
Radian Group, Inc.	9,575	87,803
RLI Corp.	2,189	116,039
Safety Insurance Group, Inc.	1,681	54,010
SeaBright Insurance Holdings, Inc. *	2,844	28,468
Selective Insurance Group, Inc.	6,214	105,762
State Auto Financial Corp.	1,775	30,477
Stewart Information Services Corp.	2,086	29,559
Tower Group, Inc.	4,742	113,761
United America Indemnity, Ltd. *	4,605	28,689
United Fire & Casualty Company	2,714	54,307
Universal American Financial Corp. *	3,156	28,972
Zenith National Insurance Corp.	4,330	116,737

		3,607,246

International Oil - 0.18%
ATP Oil & Gas Corp. *	3,366	37,531
BPZ Energy, Inc. *	10,738	65,287
Cheniere Energy, Inc. *	7,255	19,951
Parker Drilling Company *	13,440	60,615

		183,384

Internet Content - 0.29%
AMICAS, Inc. *	5,054	17,942
Health Grades, Inc. *	3,047	13,833
InfoSpace, Inc. *	4,273	34,611
Internet Capital Group, Inc. *	4,446	29,521
Liquidity Services, Inc. *	1,733	18,872
LoopNet, Inc. *	2,541	20,303
Move, Inc. *	18,195	52,584
RightNow Technologies, Inc. *	2,567	32,293
TeleCommunication Systems, Inc. *	4,510	34,005

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Content (continued)
The Knot, Inc. *	3,686	$37,229

		291,193

Internet Incubators - 0.07%
ModusLink Global Solutions, Inc. *	5,414	38,872
Safeguard Scientifics, Inc. *	2,493	27,797

		66,669

Internet Retail - 0.37%
Blue Nile, Inc. * (a)	1,477	81,796
Drugstore.com, Inc. *	10,528	24,951
Internet Brands, Inc., Class A *	3,409	24,852
Mercadolibre, Inc. * (a)	3,008	94,662
Orbitz Worldwide, Inc. *	4,630	29,030
Overstock.com, Inc. * (a)	1,834	22,852
PetMed Express, Inc.	2,726	49,313
Shutterfly, Inc. *	2,448	35,398
Stamps.com, Inc. *	1,496	12,896

		375,750

Internet Service Provider - 0.47%
AboveNet, Inc. *	718	65,776
Cogent Communications Group, Inc. *	5,256	50,720
Earthlink, Inc. *	12,388	103,068
Online Resources Corp. *	3,033	16,591
Rackspace Hosting, Inc. *	7,723	99,936
Saba Software, Inc. *	3,159	10,772
Terremark Worldwide, Inc. *	6,854	36,121
United Online, Inc.	9,785	68,495
Web.com Group, Inc. *	3,309	18,067

		469,546

Internet Software - 1.05%
ActivIdentity Corp. *	7,173	18,004
Art Technology Group, Inc. *	14,843	59,966
Chordiant Software, Inc. *	4,101	16,035
Cybersource Corp. *	8,057	123,675
DealerTrack Holdings, Inc. *	4,360	87,985
Digital River, Inc. *	4,440	156,821
eResearch Technology, Inc. *	5,275	33,180
Keynote Systems, Inc. *	1,728	17,384
Lionbridge Technologies, Inc. *	7,170	19,287
NIC, Inc. *	5,977	45,843
Openwave Systems, Inc. *	9,762	27,041
PC-Tel, Inc. *	2,757	16,266
RealNetworks, Inc. *	9,923	35,127
S1 Corp. *	6,296	39,602
Sapient Corp. *	9,772	71,629
Support.com, Inc. *	6,826	16,041
Switch & Data Facilities Company, Inc. *	2,293	31,162
TIBCO Software, Inc. *	20,254	179,653
VASCO Data Security International, Inc. *	3,331	28,846
Vocus, Inc. *	1,959	33,029

		1,056,576

Investment Companies - 0.13%
American Capital, Ltd. (a)	32,616	80,888
Fifth Street Finance Corp.	3,314	34,101
Main Street Capital Corp. *	1,084	14,222
Teton Advisors, Inc. * (l)	21	0

		129,211

Leisure Time - 1.33%
Bally Technologies, Inc. *	6,319	255,477
Brunswick Corp.	10,283	95,529
Callaway Golf Company (a)	7,660	54,156
Carmike Cinemas, Inc. *	1,451	14,713
Churchill Downs, Inc.	1,173	44,304
Cinemark Holdings, Inc.	3,766	37,811
Dover Downs Gaming & Entertainment, Inc.	2,038	12,187
Gaylord Entertainment Company *	4,031	81,910
Great Wolf Resorts, Inc. *	4,001	14,044
Isle of Capri Casinos, Inc. *	1,791	18,322
Life Time Fitness, Inc. *	4,682	145,704
Monarch Casino & Resort, Inc. *	1,326	13,300
Multimedia Games, Inc. *	3,273	16,431
National Cinemedia, Inc.	4,930	73,950
Parkervision, Inc. * (a)	4,357	15,729
Pinnacle Entertainment, Inc. *	6,990	65,566
Polaris Industries, Inc.	3,551	133,908
RC2 Corp. *	2,082	32,687
Shuffle Master, Inc. *	6,346	48,103
Speedway Motorsports, Inc.	1,575	24,491
Vail Resorts, Inc. *	3,423	113,370
West Marine, Inc. *	1,903	15,738
Youbet.com, Inc. *	3,733	7,727

		1,335,157

Life Sciences - 0.34%
American Ecology Corp.	2,228	40,728
Celera Corp. *	9,634	63,006
Dawson Geophysical Company *	969	24,022
Halozyme Therapeutics, Inc. *	7,906	58,821
Incyte Corp. *	8,363	55,112
Nanosphere, Inc. *	1,353	10,838
Repligen Corp. *	4,024	20,200
Sequenom, Inc. * (a)	7,150	45,688
Symyx Technologies, Inc. *	4,009	24,776

		343,191

Liquor - 0.04%
Boston Beer Company, Inc. *	1,015	40,346

Manufacturing - 1.71%
Acuity Brands, Inc. (a)	5,008	160,807
ATC Technology Corp. *	2,316	48,451
Barnes Group, Inc.	5,398	79,297
Blount International, Inc. *	4,498	41,247
Ceradyne, Inc. *	3,032	56,759
China Fire & Security Group, Inc. * (a)	1,604	24,573
Coherent, Inc. *	2,620	58,583
Colfax Corp. *	2,848	30,189
ESCO Technologies, Inc. *	3,036	112,514
Force Protection, Inc. *	8,254	43,746
Freightcar America, Inc.	1,566	29,879
GenTek, Inc. *	1,097	30,091
Hexcel Corp. *	11,164	121,464
Insteel Industries, Inc. (a)	2,226	25,421

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing (continued)
iRobot Corp. *	2,376	$27,253
John Bean Technologies Corp.	3,215	53,658
Kaydon Corp.	3,831	127,879
Koppers Holdings, Inc.	2,392	65,302
K-Tron International, Inc. *	307	25,856
Lancaster Colony Corp.	2,256	113,387
Mine Safety Appliances Company	3,081	82,355
Nordson Corp.	3,887	208,265
Raven Industries, Inc.	1,866	53,927
Smith & Wesson Holding Corp. * (a)	6,195	33,329
Spartan Motors, Inc.	3,696	20,069
Sturm Ruger & Company, Inc. (a)	2,351	32,467
TriMas Corp. *	2,125	10,328

		1,717,096

Medical Instruments - 0.04%
Bovie Medical Corp. * (a)	2,294	19,407
Vascular Solutions, Inc. *	2,363	17,865

		37,272

Medical-Drugs - 0.02%
SIGA Technologies, Inc. *	3,116	22,809

Medical-Hospitals - 0.68%
Cepheid, Inc. *	6,761	81,064
Clarient, Inc. * (a)	3,470	13,637
DexCom, Inc. *	5,451	42,572
Electro-Optical Sciences, Inc. * (a)	2,566	25,275
EV3, Inc. *	8,202	104,494
Exactech, Inc. *	1,116	16,595
Genoptix, Inc. *	1,977	56,720
IRIS International, Inc. *	2,306	23,706
MedCath Corp. *	1,820	16,598
Merge Healthcare, Inc. *	2,978	9,530
Microvision, Inc. * (a)	9,017	30,387
MWI Veterinary Supply, Inc. *	1,268	47,182
Neogen Corp. *	1,575	44,100
Novavax, Inc. * (a)	7,161	43,252
NxStage Medical, Inc. *	2,647	16,359
Orthovita, Inc. *	7,700	32,494
RehabCare Group, Inc. *	2,133	44,772
Sunrise Senior Living, Inc. *	5,352	11,828
Vital Images, Inc. *	1,857	23,603

		684,168

Metal & Metal Products - 0.95%
A. M. Castle & Company	1,952	21,491
Ampco-Pittsburgh Corp.	1,036	24,740
Brush Engineered Materials, Inc. *	2,343	51,968
Dynamic Materials Corp.	1,532	24,803
Fushi Copperweld, Inc. *	1,878	14,667
Gibraltar Industries, Inc.	3,219	38,757
Haynes International, Inc. *	1,438	38,984
Horsehead Holding Corp. *	4,127	46,222
Kaiser Aluminum Corp.	1,820	58,841
L.B. Foster Company *	1,235	36,828
Ladish Company, Inc. *	1,969	28,826
Matthews International Corp., Class A	3,552	123,752
Metalico, Inc. *	3,199	12,988
Mueller Industries, Inc.	4,330	104,743
Mueller Water Products, Inc.	13,378	61,539
Paramount Gold and Silver Corp. * (a)	8,745	10,494
RBC Bearings, Inc. *	2,530	55,660
RTI International Metals, Inc. *	2,714	52,163
Sun Hydraulics, Inc.	1,519	27,995
The Eastern Company	899	14,824
Universal Stainless & Alloy Products, Inc. *	928	16,620
Uranerz Energy Corp. * (a)	5,539	10,303
Uranium Energy Corp. *	5,416	14,461
USEC, Inc. *	13,038	59,323

		950,992

Mining - 0.25%
Allied Nevada Gold Corp. *	5,113	41,364
AMCOL International Corp. (a)	2,769	61,306
General Moly, Inc. *	7,549	20,684
Hecla Mining Company * (a)	25,088	74,762
Stillwater Mining Company *	4,773	30,595
U.S. Gold Corp. *	9,389	26,196

		254,907

Mobile Homes - 0.06%
Skyline Corp.	907	21,378
Winnebago Industries, Inc.	3,370	40,777

		62,155

Multimedia - 0.07%
Ascent Media Corp., Class A *	1,648	42,354
EW Scripps Co. *	3,411	23,740

		66,094

Office Furnishings & Supplies - 0.57%
Acco Brands Corp. *	6,345	35,532
Herman Miller, Inc.	6,172	100,110
HNI Corp. (a)	5,140	110,407
Knoll, Inc.	5,448	52,464
OfficeMax, Inc.	8,864	100,252
Steelcase, Inc. Class A	8,207	51,294
United Stationers, Inc. *	2,730	124,734

		574,793

Oil & Gas Drilling - 0.02%
Zion Oil & Gas Inc * (a)	1,560	15,740

Paper - 0.80%
Boise, Inc. *	3,490	15,216
Buckeye Technologies, Inc. *	4,483	45,189
Clearwater Paper Corp. *	1,320	60,918
Domtar Corp. *	4,811	170,454
KapStone Paper and Packaging Corp. *	2,561	17,594
Neenah Paper, Inc.	1,880	21,338
Orchids Paper Products Company *	661	14,013
P.H. Glatfelter Company	5,287	55,143
Potlatch Corp.	4,569	132,958
Rock-Tenn Company, Class A	4,385	224,907
Wausau-Mosinee Paper Corp.	5,064	48,918

		806,648

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Petroleum Services - 1.07%
Basic Energy Services, Inc. *	2,816	$19,092
Bolt Technology Corp. *	1,256	14,833
Boots & Coots, Inc. *	10,217	15,530
Bronco Drilling Company, Inc. *	3,411	12,621
Complete Production Services, Inc. *	6,795	61,155
CVR Energy, Inc. *	2,801	27,114
Dril-Quip, Inc. *	3,353	143,039
GulfMark Offshore, Inc. *	2,659	79,291
Hercules Offshore, Inc. * (a)	10,205	46,943
Hornbeck Offshore Services, Inc. *	2,672	58,944
ION Geophysical Corp. *	10,243	26,120
Key Energy Services, Inc. *	14,183	101,408
Newpark Resources, Inc. *	10,775	28,769
Petroleum Development Corp. *	1,962	26,860
Pioneer Drilling Company *	5,248	29,914
Rex Energy Corp. *	3,007	17,922
RPC, Inc. (a)	3,287	30,043
Superior Well Services, Inc. *	1,754	15,839
T-3 Energy Services, Inc. *	1,656	29,112
TETRA Technologies, Inc. *	8,779	77,431
Willbros Group, Inc. *	4,628	57,619
World Fuel Services Corp.	3,441	154,638

		1,074,237

Pharmaceuticals - 2.74%
Adolor Corp. *	6,238	10,230
Affymax, Inc. *	1,638	37,314
Akorn, Inc. *	8,053	10,549
Alkermes, Inc. *	10,975	99,324
Allos Therapeutics, Inc. *	7,294	53,611
American Oriental Bioengineering, Inc. * (a)	7,145	36,368
Amicus Therapeutics, Inc. *	1,783	17,527
Array BioPharma, Inc. *	5,811	23,941
Auxilium Pharmaceuticals, Inc. *	4,971	143,115
AVANIR Pharmaceuticals * (a)	6,977	13,396
AVI BioPharma, Inc. * (a)	9,249	15,816
Biocryst Pharmaceuticals, Inc. * (a)	2,514	31,350
Biodel, Inc. *	2,029	10,328
BioScrip, Inc. *	4,962	29,177
BioSpecifics Technologies Corp. *	486	12,626
BMP Sunstone Corp. *	3,906	15,624
Cadence Pharmaceuticals, Inc. * (a)	2,824	30,810
Chelsea Therapeutics International, Inc. *	3,250	18,395
Cubist Pharmaceuticals, Inc. *	6,652	137,563
Emergent Biosolutions, Inc. *	1,931	35,781
Enzon Pharmaceuticals, Inc. * (a)	5,357	38,410
Hemispherx Biopharma, Inc. *	12,926	28,696
Hi-Tech Pharmacal Company, Inc. *	1,033	15,609
Idenix Pharmaceuticals, Inc. *	3,349	10,248
Indevus Pharmaceuticals, Inc. *	156	172
Infinity Pharmaceuticals, Inc. *	2,339	16,373
Inspire Pharmaceuticals, Inc. *	5,136	30,662
Isis Pharmaceuticals, Inc. * (a)	10,766	173,763
Javelin Pharmaceuticals, Inc. * (a)	6,667	11,867
K-V Pharmaceutical Company, Class A *	4,429	10,142
Lannett Company, Inc. *	1,343	11,563
Ligand Pharmaceuticals, Inc., Class B *	13,392	32,141
MAP Pharmaceuticals, Inc. *	893	7,894
Medicis Pharmaceutical Corp., Class A	6,824	126,039
Molecular Insight Pharmaceuticals, Inc. * (a)	2,074	10,370
Myriad Pharmaceuticals, Inc. *	3,489	15,700
NeurogesX, Inc. *	1,289	9,590
NPS Pharmaceuticals, Inc. *	5,828	24,303
Onyx Pharmaceuticals, Inc. *	6,579	210,989
Optimer Pharmaceuticals, Inc. *	3,322	43,286
Par Pharmaceutical Companies, Inc. *	4,094	83,722
PDL BioPharma, Inc.	13,732	124,275
Pharmasset, Inc. *	2,459	45,393
PharMerica Corp. *	3,548	71,137
Poniard Pharmaceuticals, Inc. * (a)	2,665	22,066
POZEN, Inc. *	3,236	21,778
Prestige Brands Holdings, Inc. *	3,972	29,433
Questcor Pharmaceuticals, Inc. *	6,871	39,921
Regeneron Pharmaceuticals, Inc. *	7,304	166,020
Rigel Pharmaceuticals, Inc. *	4,346	30,639
Salix Pharmaceuticals, Ltd. *	5,604	70,106
Santarus, Inc. *	6,339	20,158
Savient Pharmaceuticals, Inc. * (a)	7,037	97,744
SciClone Pharmaceuticals, Inc. *	4,505	21,894
Spectrum Pharmaceuticals, Inc. *	4,327	36,779
Sucampo Pharmaceuticals, Inc. *	1,569	8,802
Supergen, Inc. *	7,633	21,449
Theravance, Inc. *	6,198	96,503
Vanda Pharmaceuticals, Inc. *	3,093	42,250
Vical, Inc. *	4,353	20,067
ViroPharma, Inc. *	8,997	71,976

		2,752,774

Photography - 0.18%
CPI Corp.	649	11,734
Eastman Kodak Company	31,242	166,207

		177,941

Plastics - 0.03%
AEP Industries, Inc. *	693	26,549

Pollution Control - 0.04%
Fuel Tech, Inc. *	2,149	21,963
Perma-Fix Environmental Services, Inc. *	7,209	17,734

		39,697

Precious Metals - 0.12%
Coeur d’Alene Mines Corp. *	7,917	119,863

Publishing - 0.55%
American Greetings Corp., Class A	4,585	63,686
Consolidated Graphics, Inc. *	1,241	25,639
Courier Corp.	1,444	23,248
Dolan Media Company *	3,543	37,556
Martha Stewart Living Omnimedia, Inc., Class A * (a)	3,719	26,665
Multi-Color Corp.	1,419	19,795
Scholastic Corp.	2,627	63,994
Valassis Communications, Inc. *	5,602	87,951
VistaPrint, Ltd. * (a)	4,881	202,269

		550,803

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Railroads & Equipment - 0.15%
Genesee & Wyoming, Inc., Class A *	3,860	$121,127
Greenbrier Company, Inc. (a)	2,108	27,130

		148,257

Real Estate - 5.83%
Acadia Realty Trust, REIT	4,716	72,202
Agree Realty Corp., REIT	1,017	21,164
Alexander’s, Inc., REIT *	240	67,992
American Campus Communities, Inc., REIT	5,999	156,034
American Capital Agency Corp., REIT	1,211	30,142
Anworth Mortgage Asset Corp., REIT	11,732	87,873
Ashford Hospitality Trust, Inc., REIT	7,089	21,834
Associated Estates Realty Corp., REIT	2,552	21,284
Avatar Holdings, Inc. *	850	16,226
BioMed Realty Trust, Inc., REIT	11,351	153,011
Capital Lease Funding, Inc., REIT	6,524	27,075
Capstead Mortage Corp., REIT	7,358	100,437
CBL & Associates Properties, Inc., REIT	15,910	149,077
Cedar Shopping Centers, Inc., REIT	4,597	29,559
Cogdell Spencer, Inc., REIT	3,692	16,688
Colonial Properties Trust, REIT	5,791	52,293
Consolidated Tomoka Land Company	670	23,410
Cousins Properties, Inc., REIT (a)	4,654	38,582
DCT Industrial Trust, Inc., REIT	20,261	106,978
Developers Diversified Realty Corp., REIT (a)	16,590	130,066
DiamondRock Hospitality Company, REIT	12,551	85,974
DuPont Fabros Technology, Inc., REIT	3,090	40,417
EastGroup Properties, Inc., REIT	2,931	110,323
Education Realty Trust, Inc., REIT	6,917	40,464
Entertainment Properties Trust, REIT	4,027	126,287
Equity Lifestyle Properties, Inc., REIT	2,914	117,288
Equity One, Inc., REIT (a)	3,716	58,527
Extra Space Storage, Inc., REIT	10,095	99,940
FelCor Lodging Trust, Inc., REIT	7,743	31,824
First Industrial Realty Trust, Inc., REIT	4,755	24,869
First Potomac Realty Trust, REIT	3,425	36,613
Forestar Real Estate Group, Inc. *	4,209	60,778
Franklin Street Properties Corp., REIT	6,839	97,182
Getty Realty Corp., REIT	2,116	49,916
Gladstone Commercial Corp., REIT	1,478	19,864
Glimcher Realty Trust, REIT	4,845	19,525
Hatteras Financial Corp., REIT	4,150	124,043
Healthcare Realty Trust, Inc., REIT	6,789	146,982
Hersha Hospitality Trust, REIT	5,829	18,070
Highwoods Properties, Inc., REIT	8,134	238,896
Hilltop Holdings, Inc. *	4,828	59,288
Home Properties, Inc., REIT	3,784	143,678
Inland Real Estate Corp., REIT	8,291	69,479
Investors Real Estate Trust, SBI, REIT	7,773	71,978
iStar Financial, Inc., REIT * (a)	11,777	24,849
Kilroy Realty Corp., REIT	4,149	114,969
Kite Realty Group Trust, REIT	5,818	21,177
LaSalle Hotel Properties, REIT	7,360	121,808
Lexington Corporate Property Trust, REIT	9,991	46,558
LTC Properties, Inc., REIT	2,685	68,387
Medical Properties Trust, Inc., REIT (a)	9,198	69,629
MFA Mortgage Investments, Inc., REIT	32,380	256,450
Mid-America Apartment Communities, Inc., REIT	3,235	141,628
Mission West Properties, Inc., REIT	3,108	21,445
Monmouth Real Estate Investment Corp.	3,117	21,757
National Health Investments, Inc., REIT	3,049	100,922
National Retail Properties, Inc., REIT	9,156	187,881
NorthStar Realty Finance Corp., REIT (a)	7,273	27,637
OMEGA Healthcare Investors, Inc., REIT	9,474	160,205
One Liberty Properties, Inc., REIT	33	298
Parkway Properties, Inc., REIT	2,566	46,445
Pennsylvania Real Estate Investment Trust, REIT (a)	4,340	28,774
PICO Holdings, Inc. *	2,252	74,609
Post Properties, Inc., REIT	5,180	88,267
PS Business Parks, Inc., REIT	1,759	93,104
RAIT Financial Trust, REIT (a)	8,325	23,809
Ramco-Gershenson Properties Trust, REIT	1,936	20,367
Redwood Trust, Inc., REIT	8,970	143,789
Resource Capital Corp., REIT	3,055	13,198
Saul Centers, Inc., REIT	787	25,648
Sovran Self Storage, Inc., REIT	2,687	78,971
Strategic Hotel & Resorts, Inc., REIT	9,999	13,699
Sun Communities, Inc., REIT	2,013	35,952
Sunstone Hotel Investors, Inc., REIT	8,840	55,338
Tanger Factory Outlet Centers, Inc., REIT	4,223	158,869
Universal Health Realty Income Trust, REIT	1,365	45,850
Urstadt Biddle Properties, Inc., REIT	2,490	38,520
U-Store-It Trust, REIT	5,965	38,594
Walter Investment Management Corp., REIT	2,161	31,205
Washington Real Estate Investment Trust, REIT (a)	6,683	180,174
Winthrop Realty Trust, REIT	1,811	16,571

		5,851,485

Retail - 1.85%
Allion Healthcare, Inc. *	2,633	18,563
AnnTaylor Stores Corp. *	6,816	95,969
Build A Bear Workshop, Inc. *	2,283	10,662
Cabela’s, Inc. * (a)	4,624	74,215
Cash America International, Inc.	3,448	96,647
Christopher & Banks Corp.	4,137	28,380
Citi Trends, Inc. *	1,711	38,138
Coldwater Creek, Inc. *	6,664	49,580
Collective Brands, Inc. *	7,420	117,533
Conn’s, Inc. * (a)	1,164	13,165
Cracker Barrel Old Country Store, Inc.	2,697	76,622
Destination Maternity Corp. *	625	12,550
Dillard’s, Inc., Class A	5,928	67,639
DSW, Inc., Class A *	1,526	23,134
FGX International Holdings, Ltd. *	1,714	24,750
Finish Line, Inc.	4,917	40,565
Fred’s, Inc., Class A	4,750	62,130
Fuqi International, Inc. * (a)	1,127	29,223
Genesco, Inc. *	2,217	48,552
J. Crew Group, Inc. * (a)	5,834	198,881
Jo-Ann Stores, Inc. *	3,052	83,381
Pantry, Inc. *	2,732	41,390

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail (continued)
Regis Corp. (a)	6,652	$107,629
Retail Ventures, Inc. *	3,196	15,469
Rex Stores Corp. *	1,048	10,983
Saks, Inc. * (a)	13,772	84,009
Shoe Carnival, Inc. *	1,154	18,141
Sport Supply Group, Inc.	1,415	14,546
Stein Mart, Inc. *	2,984	36,882
Systemax, Inc. *	1,236	16,439
Talbots, Inc.	2,755	16,420
The Dress Barn, Inc. * (a)	5,224	84,786
The Men’s Wearhouse, Inc. (a)	6,028	156,728
Titan Machinery, Inc. *	1,568	18,894
Tween Brands, Inc. *	2,908	22,101

		1,854,696

Retail Grocery - 0.56%
Arden Group, Inc.	143	16,874
Ingles Markets, Inc.	1,788	29,484
PriceSmart, Inc.	1,945	34,524
Ruddick Corp.	4,988	132,481
Spartan Stores, Inc.	2,805	37,222
The Great Atlantic & Pacific Tea Company, Inc. *	4,055	27,209
United Natural Foods, Inc. *	5,024	135,749
Village Super Market, Inc.	763	21,860
Weis Markets, Inc.	1,314	41,010
Winn-Dixie Stores, Inc. *	6,382	87,880

		564,293

Retail Trade - 1.69%
99 Cents Only Stores *	5,399	73,264
Big 5 Sporting Goods Corp.	2,520	38,480
Borders Group, Inc. *	5,576	17,676
Casey’s General Stores, Inc.	5,904	163,836
Cato Corp., Class A	3,254	55,578
Charlotte Russe Holding, Inc. *	2,478	43,092
Charming Shoppes, Inc. *	13,421	70,326
Children’s Place Retail Stores, Inc. *	2,763	83,802
CSS Industries, Inc.	950	19,836
First Cash Financial Services, Inc. *	2,774	52,123
Fossil, Inc. *	5,457	138,499
Gaiam, Inc., Class A *	2,234	12,466
Haverty Furniture Companies, Inc. *	2,229	26,012
hhgregg, Inc. *	1,478	25,540
Hibbett Sports, Inc. *	3,369	59,193
Hot Topic, Inc. *	5,293	36,839
HSN, Inc. *	4,665	48,516
Lumber Liquidators, Inc. *	1,680	36,960
New York & Company, Inc. *	3,042	14,085
Pacific Sunwear of California, Inc. *	7,848	34,688
Pier 1 Imports, Inc. *	10,398	26,307
Rent-A-Center, Inc. *	7,657	151,073
School Specialty, Inc. *	2,210	50,366
Sonic Automotive, Inc. (a)	2,743	35,165
The Buckle, Inc. (a)	2,926	77,393
The Wet Seal, Inc., Class A *	11,480	40,295
Tractor Supply Company *	4,142	194,923
Tuesday Morning Corp. *	3,703	16,664
Zale Corp. *	2,972	19,259
Zumiez, Inc. *	2,374	30,007

		1,692,263

Sanitary Services - 0.19%
Darling International, Inc. *	9,735	68,242
Flanders Corp. *	2,527	12,635
Insituform Technologies, Inc., Class A *	4,571	87,535
PMFG, Inc. *	1,679	18,553

		186,965

Semiconductors - 3.19%
Actel Corp. *	3,237	35,218
Advanced Analogic Technologies, Inc. *	5,533	24,954
Advanced Energy Industries, Inc. *	3,849	40,260
American Superconductor Corp. * (a)	5,028	162,455
Amkor Technology, Inc. *	12,664	70,159
Applied Micro Circuits Corp. *	7,621	60,511
ATMI, Inc. *	3,723	63,254
Brooks Automation, Inc. *	7,562	49,153
Cabot Microelectronics Corp. *	2,741	94,701
Cavium Networks, Inc. * (a)	4,231	85,932
Ceva, Inc. *	2,707	23,578
Cirrus Logic, Inc. *	7,775	38,564
CSR PLC *	5,690	43,620
Cymer, Inc. *	3,438	120,949
Diodes, Inc. *	3,723	75,465
DSP Group, Inc. *	2,875	22,712
Emcore Corp. *	9,706	10,288
Emulex Corp. *	9,598	93,005
Entegris, Inc. *	13,247	52,988
Entropic Communications, Inc. *	6,197	18,963
Exar Corp. *	4,435	33,307
FormFactor, Inc. *	5,731	125,738
Hittite Microwave Corp. *	2,495	85,878
Intellon Corp. *	2,691	13,536
IXYS Corp. *	2,960	20,128
Kopin Corp. *	8,233	31,697
Kulicke & Soffa Industries, Inc. *	7,018	36,915
Lattice Semiconductor Corp. *	14,331	35,254
Micrel, Inc.	5,558	43,186
Microsemi Corp. *	9,430	133,057
Microtune, Inc. *	7,304	14,462
MIPS Technologies, Inc., Class A *	5,427	19,049
MKS Instruments, Inc. *	5,740	105,788
Monolithic Power Systems, Inc. *	3,956	89,129
Netlogic Microsystems, Inc. * (a)	2,089	91,728
OmniVision Technologies, Inc. *	5,842	85,468
Pericom Semiconductor Corp. *	3,051	26,269
Photronics, Inc. *	4,903	22,358
PLX Technology, Inc. *	4,242	14,550
Power Integrations, Inc.	2,786	91,241
Rubicon Technology, Inc. * (a)	1,533	18,764
Rudolph Technologies, Inc. *	3,716	23,857
Semitool, Inc. *	3,039	19,966
Semtech Corp. *	7,054	128,877

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Silicon Image, Inc. *	9,438	$28,691
Skyworks Solutions, Inc. *	19,395	225,952
Techwell, Inc. *	2,134	19,121
Tessera Technologies, Inc. *	5,640	141,733
Triquint Semiconductor, Inc. *	17,121	125,326
Ultratech, Inc. *	2,934	31,775
Veeco Instruments, Inc. *	3,729	80,099
Volterra Semiconductor Corp. *	2,665	47,197

		3,196,825

Software - 3.65%
ACI Worldwide, Inc. *	4,153	56,315
Actuate Corp. *	5,313	29,859
Advent Software, Inc. *	1,778	68,791
American Reprographics Company *	4,318	39,467
American Software, Inc., Class A	3,110	19,593
ArcSight, Inc. *	2,141	41,428
AsiaInfo Holdings, Inc. *	3,400	58,548
Avid Technology, Inc. *	3,345	43,585
Blackbaud, Inc.	5,092	98,072
Blackboard, Inc. *	3,699	127,283
Bottomline Technologies, Inc. *	2,957	35,780
China Information Security Technology, Inc. *	3,529	13,587
CIBER, Inc. *	8,146	31,769
Commvault Systems, Inc. *	4,848	88,670
Concur Technologies, Inc. *	4,599	162,621
Deltek, Inc. *	2,178	15,660
DemandTec, Inc. *	2,370	20,074
DivX, Inc. *	4,195	21,898
Double-Take Software, Inc. *	2,280	20,018
Ebix, Inc. *	809	39,932
Eclipsys Corp. *	6,521	109,292
Epicor Software Corp. *	5,526	34,814
EPIQ Systems, Inc. *	3,836	57,502
FARO Technologies, Inc. *	2,045	34,785
GSE Systems, Inc. *	2,269	14,907
i2 Technologies, Inc. *	1,873	28,095
Igate Corp.	2,599	17,309
inContact, Inc. *	3,693	11,264
Innerworkings, Inc. *	3,085	17,708
Interactive Intelligence, Inc. *	1,518	26,140
iPass, Inc. *	7,789	11,372
JDA Software Group, Inc. *	3,078	59,529
Lawson Software, Inc. *	15,943	98,209
Manhattan Associates, Inc. *	2,698	48,105
ManTech International Corp. *	2,520	133,157
MedAssets, Inc. *	4,568	102,003
MicroStrategy, Inc., Class A *	1,041	64,282
Monotype Imaging Holdings, Inc. *	2,538	20,786
MSC Software Corp. *	5,402	40,947
NetSuite, Inc. * (a)	1,872	25,665
Omnicell, Inc. *	3,691	40,527
Omniture, Inc. * (a)	7,881	112,777
OpenTV Corp., Class A *	11,758	15,050
Opnet Technologies, Inc.	1,799	17,019
Pegasystems, Inc.	1,734	53,112
Progress Software Corp. *	4,636	103,290
PROS Holdings, Inc. *	2,430	19,634
Quality Systems, Inc. (a)	2,710	145,906
Quest Software, Inc. *	7,523	124,054
Riverbed Technology, Inc. * (a)	6,327	121,985
Rosetta Stone, Inc. * (a)	709	15,633
Smith Micro Software, Inc. *	3,312	38,254
SolarWinds, Inc. *	1,335	24,911
Solera Holdings, Inc. *	8,029	211,484
SPSS, Inc. *	2,120	105,576
Synchronoss Technologies, Inc. *	2,290	24,343
Take-Two Interactive Software, Inc. * (a)	9,319	97,849
Taleo Corp. *	3,655	66,119
THQ, Inc. *	7,906	43,562
Tradestation Group, Inc. *	4,035	28,931
Ultimate Software Group, Inc. * (a)	2,848	75,102
VeriFone Holdings, Inc. *	8,354	96,405
Websense, Inc. *	5,168	78,347
Zixit Corp. * (a)	8,190	14,906

		3,663,597

Steel - 0.17%
China Precision Steel, Inc. * (a)	3,937	9,882
General Steel Holdings, Inc. * (a)	1,870	7,012
Northwest Pipe Company *	1,111	36,918
Olympic Steel, Inc.	1,077	29,004
Worthington Industries, Inc.	6,951	91,545

		174,361

Telecommunications Equipment &
Services - 3.13%
ADC Telecommunications, Inc. *	11,231	95,576
ADTRAN, Inc.	6,360	144,626
Airvana, Inc. *	3,121	20,255
Alaska Communications Systems Group, Inc. (a)	5,462	43,532
Applied Signal Technology, Inc.	1,570	39,988
Arris Group, Inc. *	14,387	190,772
Aruba Networks, Inc. *	6,836	62,276
Atheros Communications, Inc. *	7,047	194,779
Cbeyond Communications, Inc. * (a)	2,752	39,519
Centennial Communications Corp., Class A *	9,875	74,754
Comtech Telecommunications Corp. *	3,275	111,416
Consolidated Communications Holdings, Inc.	2,874	40,523
DigitalGlobe, Inc. *	1,715	34,403
General Communication, Inc., Class A *	5,139	34,277
GeoEye, Inc. *	2,132	53,982
Global Crossing, Ltd. *	3,350	37,654
Globecomm Systems, Inc. *	2,771	20,977
Harmonic, Inc. *	11,195	73,887
Harris Stratex Networks, Inc., Class A *	7,078	42,893
Hughes Communications, Inc. *	1,030	26,790
Infinera Corp. *	9,848	68,936
InterDigital, Inc. *	5,078	106,435
Iowa Telecommunications Services, Inc.	3,917	44,693
J2 Global Communications, Inc. *	5,214	111,423
KVH Industries, Inc. *	2,053	15,521
Loral Space & Communications, Inc. *	1,209	24,954
Mastec, Inc. *	6,098	57,687

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
Network Equipment Technologies, Inc. *	3,894	$25,856
Neutral Tandem, Inc. *	3,799	95,013
NTELOS Holdings Corp.	3,548	57,513
Oplink Communications, Inc. *	2,602	36,116
PAETEC Holding Corp. *	14,343	40,160
Plantronics, Inc.	5,662	135,265
Polycom, Inc. *	9,682	228,398
Powerwave Technologies, Inc. *	16,089	19,950
Premiere Global Services, Inc. *	7,138	66,812
RCN Corp. *	4,363	40,881
SAVVIS, Inc. *	4,204	71,300
Shenandoah Telecommunications Company	2,701	46,592
ShoreTel, Inc. *	5,022	31,639
Sonus Networks, Inc. *	24,031	50,705
Starent Networks Corp. *	4,530	91,687
SureWest Communications *	1,879	23,807
Symmetricom, Inc. *	5,449	28,607
Tekelec, Inc. *	7,685	119,656
UTStarcom, Inc. *	13,151	21,568
Viasat, Inc. *	3,049	73,877
Virgin Mobile USA, Inc. *	4,334	20,413

		3,138,343

Telephone - 0.17%
Atlantic Tele-Network, Inc.	1,046	49,999
Cincinnati Bell, Inc. *	25,116	83,636
D&E Communications, Inc.	2,017	21,037
Hickory Tech Corp.	2,345	20,402

		175,074

Tires & Rubber - 0.13%
Cooper Tire & Rubber Company	6,791	96,975
Myers Industries, Inc.	3,707	37,997

		134,972

Tobacco - 0.30%
Alliance One International, Inc. *	10,488	40,169
Schweitzer Mauduit International, Inc.	1,772	87,147
Universal Corp.	2,877	106,104
Vector Group, Ltd.	4,259	67,207

		300,627

Toys, Amusements & Sporting Goods - 0.05%
Jakks Pacific, Inc. *	3,445	46,163
Transportation - 0.85%
Air Transport Services Group, Inc. *	6,471	19,154
Aircastle, Ltd.	5,447	51,202
Atlas Air Worldwide Holdings, Inc. *	2,031	50,653
Bristow Group, Inc. *	3,399	99,251
DHT Maritime, Inc.	6,161	32,037
Dynamex, Inc. *	1,305	21,415
Eagle Bulk Shipping, Inc. * (a)	5,453	27,429
Genco Shipping & Trading, Ltd.	2,972	57,568
Golar LNG, Ltd.	3,804	37,850
Horizon Lines, Inc.	3,777	20,471
International Shipholding Corp.	797	23,894
Knightsbridge Tankers, Ltd.	2,176	28,201
Marten Transport, Ltd. *	1,966	33,343
Nordic American Tanker Shipping, Ltd. (a)	4,793	142,688
Pacer International, Inc.	4,695	19,437
PHI, Inc. *	1,619	33,772
Saia, Inc. *	1,667	29,506
Ship Finance International, Ltd. (a)	5,004	63,351
TBS International, Ltd. *	1,680	13,726
Textainer Group Holdings, Ltd.	1,080	15,325
Ultrapetrol Bahamas, Ltd. *	3,003	14,474
USA Truck, Inc. *	1,361	18,128

		852,875

Transport-Marine - 0.07%
American Commercial Lines, Inc. *	1,179	25,230
General Maritime Corp. (a)	5,705	45,355

		70,585

Travel Services - 0.10%
Ambassadors Group, Inc.	2,211	34,890
Interval Leisure Group, Inc. *	4,721	49,523
Universal Travel Group. *	1,189	11,652

		96,065

Trucking & Freight - 0.71%
Arkansas Best Corp.	2,966	94,615
Celadon Group, Inc. *	2,882	28,215
Forward Air Corp.	3,435	79,280
Heartland Express, Inc. (a)	5,898	83,516
Hub Group, Inc., Class A *	4,354	95,483
Knight Transportation, Inc. (a)	6,610	108,999
Old Dominion Freight Lines, Inc. *	3,240	115,927
Werner Enterprises, Inc.	4,946	86,456
YRC Worldwide, Inc. * (a)	7,439	16,589

		709,080

Utility Service - 0.24%
Cal Dive International, Inc. *	5,209	54,330
California Water Service Group	2,301	85,643
Consolidated Water Company, Ltd.	1,788	32,899
ENGlobal Corp. *	2,419	10,692
SJW Corp.	1,700	37,519
Southwest Water Company	4,024	18,108

		239,191

Water Treatment Systems - 0.02%
Energy Recovery, Inc. * (a)	4,058	21,345

TOTAL COMMON STOCKS (Cost $77,251,367)		$98,331,320

PREFERRED STOCKS - 0.03%
Healthcare Products - 0.03%
Inverness Medical Innovations, Inc., Series B, 3.00%	135	31,455

TOTAL PREFERRED STOCKS (Cost $32,325)		$31,455

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 10.77%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	1,079,508	$10,807,283

TOTAL SHORT TERM INVESTMENTS (Cost $10,798,833)		$10,807,283

REPURCHASE AGREEMENTS - 0.85%
Repurchase Agreement with State
Street Corp. dated 08/31/2009 at
0.07% to be repurchased at
$847,002 on 09/01/2009,
collateralized by $810,000 Federal
Home Loan Bank, 5.5% due
07/15/2037 (valued at $865,688,
including interest)	$847,000	$847,000

TOTAL REPURCHASE AGREEMENTS (Cost $847,000)		$847,000

Total Investments (Small Cap Index Fund) (Cost $88,929,525) - 109.68%		$110,017,058
Other assets and liabilities, net - (9.68)%		(9,711,917)

TOTAL NET ASSETS - 100.00%		$100,305,141

Small Cap Opportunities Fund
	Shares or Principal Amount	Value

COMMON STOCKS - 99.66%
Advertising - 0.61%
Interpublic Group of Companies, Inc. *	78,759	$495,394
inVentiv Health, Inc. *	5,073	80,661
Marchex, Inc., Class B	3,900	16,692
ValueClick, Inc. *	258	2,644

		595,391

Aerospace - 1.90%
AAR Corp. *	31,541	536,512
Aerovironment, Inc. *	12,065	339,389
BE Aerospace, Inc. *	16,900	289,497
CPI Aerostructures, Inc. *	42	292
Curtiss-Wright Corp.	12,145	395,563
Ducommun, Inc.	856	15,459
Esterline Technologies Corp. *	5,502	170,122
LMI Aerospace, Inc. *	716	6,594
SIFCO Industries, Inc. *	400	5,660
Triumph Group, Inc.	2,400	104,400

		1,863,488

Agriculture - 0.11%
Andersons, Inc.	2,861	94,127
Fresh Del Monte Produce, Inc. *	500	11,450

		105,577

Air Travel - 0.61%
Airtran Holdings, Inc. * (a)	3,200	21,280
Alaska Air Group, Inc. *	1,100	27,753
Allegiant Travel Company * (a)	9,992	391,587
Republic Airways Holdings, Inc. *	387	3,564
SkyWest, Inc.	10,189	157,420

		601,604

Aluminum - 0.09%
Century Aluminum Company *	8,300	84,909
Apparel & Textiles - 2.66%
Brown Shoe, Inc.	5,562	41,715
Carter's, Inc. *	20,072	505,012
Crocs, Inc. * (a)	6,000	38,100
Culp, Inc. *	200	1,170
dELiA*s, Inc. *	2,000	5,000
Delta Apparel, Inc. *	200	1,658
G-III Apparel Group, Ltd. *	1,378	20,601
Heelys, Inc. *	1,265	2,935
Iconix Brand Group, Inc. *	10,333	177,521
Interface, Inc., Class A	1,695	11,204
Jones Apparel Group, Inc.	4,200	65,478
K-Swiss, Inc., Class A	5,117	49,328
Lakeland Industries, Inc. *	700	6,510
Liz Claiborne, Inc. *	10,200	43,350
Mohawk Industries, Inc. *	2,900	145,348
Movado Group, Inc.	2,000	25,700
Phillips-Van Heusen Corp.	23,235	877,818
Quiksilver, Inc. *	1,000	2,820
RG Barry Corp. *	1,361	11,283
Rocky Brands, Inc. *	395	1,963
Skechers U.S.A., Inc., Class A *	6,609	117,706
Timberland Company, Class A *	2,796	36,236
Unifirst Corp.	1,724	68,770
Volcom, Inc. *	25,511	361,491

		2,618,717

Auto Parts - 1.31%
ArvinMeritor, Inc.	9,590	70,103
Exide Technologies *	6,179	43,933
Federal Mogul Corp. *	100	1,258
Federal Signal Corp.	2,680	19,162
Miller Industries, Inc. *	2,284	23,114
Modine Manufacturing Company	600	5,082
Superior Industries International, Inc.	3,050	43,371
Tenneco, Inc. *	4,784	75,109
The Pep Boys - Manny, Moe & Jack	2,900	25,897
Titan International, Inc. (a)	26,779	222,533
TRW Automotive Holdings Corp. *	42,952	758,103

		1,287,665

Auto Services - 0.79%
AutoNation, Inc. * (a)	25,000	474,500
Dollar Thrifty Automotive Group, Inc. *	300	5,952
Hertz Global Holdings, Inc. *	26,841	266,263
Lithia Motors, Inc., Class A	1,948	24,954

		771,669

Automobiles - 0.62%
Americas Car Mart, Inc. *	1,901	39,160
Group 1 Automotive, Inc.	4,600	129,582
Penske Auto Group, Inc. (a)	15,600	275,964

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
Rush Enterprises, Inc., Class B *	12,678	$161,011
		605,717

Banking - 5.98%
1st Source Corp.	744	12,053
Abington Bancorp, Inc.	1,501	12,128
Ameris Bancorp	1,940	12,513
Associated Banc Corp.	7,990	82,856
Atlantic Coast Federal Corp.	901	1,730
B of I Holding, Inc. *	100	770
BancFirst Corp.	8,672	317,222
Bancorp, Inc. *	2,338	15,454
BancTrust Financial Group, Inc. (a)	2,912	10,833
Bank Granite Corp. *	857	1,868
Bank Mutual Corp.	2,812	24,717
Bank of Florida Corp. *	2,087	5,218
Bank of the Ozarks, Inc.	1,441	35,939
BankAtlantic Bancorp, Inc. (a)	1,165	4,730
BankFinancial Corp.	3,921	38,465
Banner Corp. (a)	2,606	8,443
Berkshire Hill Bancorp, Inc.	2,325	52,336
Boston Private Financial Holdings, Inc.	7,834	39,327
Cadence Financial Corp.	768	1,405
Capitol Bancorp, Ltd. (a)	1,108	5,208
Cardinal Financial Corp.	1,774	14,015
Cascade Financial Corp.	800	1,352
Cathay General Bancorp	5,610	51,836
Center Financial Corp.	2,517	12,031
Central Jersey Bancorp *	710	4,331
Central Pacific Financial Corp. (a)	5,755	15,999
City National Corp.	400	15,800
CoBiz, Inc.	3,084	14,587
Columbia Banking System, Inc.	2,261	37,103
Commerce Bancshares, Inc.	12,931	474,956
Community Trust Bancorp, Inc.	15,189	406,458
Crescent Financial Corp. *	510	2,219
East West Bancorp, Inc.	6,842	63,015
Encore Bancshares, Inc. *	700	5,733
Enterprise Financial Services Corp.	1,783	20,059
ESSA Bancorp, Inc.	162	2,051
F.N.B. Corp.	10,120	71,650
Fidelity Southern Corp. *	735	2,212
First BanCorp (PR)	8,900	28,391
First Bancorp	1,415	24,819
First Busey Corp. (a)	4,715	29,327
First Defiance Financial Corp.	1,060	17,638
First Financial Bankshares, Inc. (a)	7,727	385,114
First Financial Holdings, Inc.	600	10,764
First Horizon National Corp. *	17,821	238,445
First Merchants Corp.	900	6,390
First Midwest Bancorp, Inc.	7,100	72,846
First Regional Bancorp *	500	550
First Security Group, Inc.	1,566	6,264
FirstMerit Corp.	20,488	368,169
Flushing Financial Corp.	3,433	45,144
FNB United Corp.	1,184	2,948
Great Southern Bancorp, Inc. (a)	62	1,305
Greene County Bancshares, Inc.	1,600	9,984
Hampton Roads Bankshares, Inc. (a)	1,451	4,411
Heartland Financial USA, Inc.	185	2,769
Heritage Commerce Corp.	1,454	6,718
Home Federal Bancorp, Inc.	2,577	28,991
Huntington Bancshares, Inc.	1,700	7,752
IBERIABANK Corp.	1,900	92,074
Independent Bank Corp.	3,864	89,529
International Bancshares Corp.	8,700	134,328
Intervest Bancshares Corp. *	337	1,011
Investors Bancorp, Inc. *	452	4,176
K-Fed Bancorp	79	690
Lakeland Bancorp, Inc.	2,316	20,520
Legacy Bancorp, Inc.	689	7,593
Louisiana Bancorp, Inc. *	100	1,384
Macatawa Bank Corp. *	400	908
MainSource Financial Group, Inc.	3,164	20,376
MB Financial, Inc.	3,353	46,439
MBT Financial Corp.	1,037	2,188
Mercantile Bank Corp.	431	1,918
Nara Bancorp, Inc.	3,478	30,433
National Penn Bancshares, Inc.	11,500	64,400
New England Bancshares, Inc.	100	645
NewAlliance Bancshares, Inc.	2,600	30,576
NewBridge Bancorp *	300	651
North Valley Bancorp	215	796
Old Second Bancorp, Inc. (a)	1,654	9,130
Oriental Financial Group, Inc.	1,785	24,169
Pacific Capital Bancorp	5,073	12,327
Pacific Mercantile Bancorp *	1,399	4,309
Peoples Bancorp, Inc.	2,119	33,501
Pinnacle Financial Partners, Inc. *	4,546	68,508
Preferred Bank/Los Angeles	866	2,988
Provident Financial Holdings, Inc.	505	4,070
Renasant Corp.	3,789	57,669
Rome Bancorp, Inc.	600	5,328
Sandy Spring Bancorp, Inc.	2,520	39,589
Seacoast Banking Corp. of Florida	3,000	8,490
Southern Community Financial Corp.	3,400	9,078
Southwest Bancorp, Inc.	2,689	34,769
State Bancorp, Inc.	240	1,939
StellarOne Corp.	4,258	59,527
Sterling Bancshares, Inc.	5,724	45,506
Sterling Financial Corp. (a)	4,464	9,464
Sun Bancorp, Inc., New Jersey *	739	4,109
Superior Bancorp *	117	309
Susquehanna Bancshares, Inc. (a)	13,048	76,200
SVB Financial Group * (a)	4,800	190,800
Texas Capital Bancshares, Inc. *	32,895	544,412
TIB Financial Corp. *	2,482	3,649
TierOne Corp. *	1,101	2,576
Umpqua Holdings Corp.	11,278	116,276
United Community Banks, Inc. * (a)	1,204	8,115
United Financial Bancorp, Inc.	677	8,320
United Western Bancorp, Inc.	928	4,956
Virginia Commerce Bancorp, Inc. *	2,545	9,009

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Washington Banking Company	700	$6,881
Washington Federal, Inc.	8,700	129,108
Webster Financial Corp.	4,659	60,893
WesBanco, Inc.	1,021	14,988
West Coast Bancorp	200	486
Western Alliance Bancorp *	4,832	35,419
Westfield Financial, Inc.	1,115	10,202
Whitney Holding Corp. (a)	8,000	72,080
Wilshire Bancorp, Inc.	939	7,775
Wintrust Financial Corp.	3,069	84,919
Yadkin Valley Financial Corp.	1,614	10,023
Zions Bancorp (a)	16,900	298,623

		5,878,485

Biotechnology - 0.24%
ARCA Biopharma, Inc. *	100	336
Harvard Bioscience, Inc. *	3,612	12,208
Intermune, Inc. * (a)	14,793	224,558

		237,102

Broadcasting - 0.78%
Belo Corp., Class A	1,800	6,012
Fisher Communications, Inc. *	1,611	33,235
Journal Communications, Inc.	800	2,960
Liberty Media Corp. - Capital, Series A *	9,389	179,236
New Frontier Media, Inc. *	600	1,314
Sinclair Broadcast Group, Inc., Class A	3,666	10,375
World Wrestling Entertainment, Inc., Class A	37,568	535,719

		768,851

Building Materials & Construction - 1.67%
Apogee Enterprises, Inc.	3,181	41,989
Beacon Roofing Supply, Inc. *	32,213	541,823
BlueLinx Holdings, Inc. *	527	2,861
Dycom Industries, Inc. *	3,796	42,591
Griffon Corp. *	10,221	108,036
Interline Brands, Inc. *	5,263	87,945
LSI Industries, Inc.	1,192	8,821
MYR Group, Inc. *	23,892	489,786
Owens Corning, Inc. *	9,932	221,881
Texas Industries, Inc. (a)	2,400	95,424
US Home Systems, Inc. *	400	1,056

		1,642,213

Business Services - 3.63%
ABM Industries, Inc.	30,983	694,949
Acxiom Corp. *	7,534	68,710
AMERCO, Inc. *	3,360	152,880
Ariba, Inc. *	72,637	832,420
Barrett Business Services, Inc.	253	2,639
Bowne & Company, Inc.	2,520	17,640
CDI Corp.	2,684	40,770
Compass Diversified Trust	2,427	24,585
Convergys Corp. *	15,251	165,321
Core-Mark Holding Company, Inc. *	900	25,839
CRA International, Inc. *	1,239	34,605
Diamond Management & Technology Consultants, Inc.	4,100	25,666
Electro Rent Corp.	1,632	16,630
Ennis Business Forms, Inc.	3,063	41,749
Euronet Worldwide, Inc. *	24,873	587,500
Harte-Hanks, Inc.	11,657	152,007
Heidrick & Struggles International, Inc.	1,007	21,167
ICT Group, Inc. *	3,198	35,178
infoGROUP, Inc. *	2,670	16,474
Kelly Services, Inc., Class A	4,014	46,081
Kenexa Corp. *	1,977	24,238
Kforce, Inc. *	2,293	25,682
Korn/Ferry International *	3,249	44,934
LECG Corp. *	3,950	13,272
On Assignment, Inc. *	5,371	21,484
OraSure Technologies, Inc. *	1,126	2,973
PC Mall, Inc. *	932	7,092
PHH Corp. *	8,361	177,755
Resource America, Inc.	500	2,545
ScanSource, Inc. *	1,044	29,221
Schawk, Inc., Class A	1,975	22,377
SonicWALL, Inc. *	7,879	59,014
SRA International, Inc., Class A *	2,312	45,939
StarTek, Inc. *	1,037	8,016
The Hackett Group, Inc. *	1,472	3,857
Versar, Inc. *	353	1,355
Viad Corp.	2,317	41,868
Volt Information Sciences, Inc. *	3,468	35,027

		3,569,459

Cable & Television - 0.00%
Outdoor Channel Holdings, Inc. *	671	4,469
Casino Hotels - 0.00%
Gaming Partners International Corp. *	300	1,770
Cellular Communications - 0.08%
Brightpoint, Inc. *	3,167	23,246
Novatel Wireless, Inc. *	5,100	49,215
Tessco Technologies, Inc.	379	6,340

		78,801

Chemicals - 2.00%
Aceto Corp.	1,200	8,028
American Pacific Corp. *	624	5,098
Cabot Corp.	7,889	156,123
Cambrex Corp. *	3,548	19,408
Cytec Industries, Inc.	7,800	225,342
FMC Corp.	8,681	414,084
Huntsman Corp.	2,100	18,039
ICO, Inc. *	3,571	14,641
KMG Chemicals, Inc.	800	7,888
LSB Industries, Inc. *	1,527	23,577
Minerals Technologies, Inc.	2,100	94,164
OM Group, Inc. *	5,754	156,566
Penford Corp.	1,910	12,300
Quaker Chemical Corp.	975	20,202
Rockwood Holdings, Inc. *	9,739	198,384
Spartech Corp.	1,700	19,618
Westlake Chemical Corp. (a)	6,868	165,107
Zep, Inc.	21,895	349,882

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Zoltek Companies, Inc. *	5,800	$54,056
		1,962,507

Coal - 0.00%
Patriot Coal Corp. *	200	1,772
Commercial Services - 1.24%
Collectors Universe, Inc. *	740	3,463
Great Lakes Dredge & Dock Company	4,000	26,160
Live Nation, Inc. *	9,824	69,063
Perceptron, Inc. *	246	1,058
Perficient, Inc. *	1,626	12,618
Team, Inc. *	22,163	386,301
United Rentals, Inc. *	10,100	92,819
Wright Express Corp. *	20,024	631,156

		1,222,638

Computer Services - 0.04%
Acorn Energy, Inc. *	800	3,808
Dynamics Research Corp. *	1,800	24,804
INX, Inc. *	314	1,975
TechTeam Global, Inc. *	1,203	8,770

		39,357

Computers & Business Equipment - 2.69%
3Com Corp. *	26,693	116,114
Avocent Corp. *	7,967	130,021
Benchmark Electronics, Inc. *	12,967	212,659
Blue Coat Systems, Inc. *	767	15,041
CACI International, Inc., Class A *	13,948	641,050
Cray, Inc. *	1,700	12,427
Datalink Corp. *	1,469	5,435
Digi International, Inc. *	2,751	23,576
Electronics for Imaging, Inc. *	8,831	93,962
Gerber Scientific, Inc. *	3,231	13,861
Hurco Companies, Inc. *	200	3,334
Immersion Corp. *	4,187	15,910
Ingram Micro, Inc., Class A *	21,411	358,848
Internap Network Services Corp. *	8,747	26,416
Interphase Corp. *	400	1,692
L-1 Identity Solutions, Inc. *	10,594	75,959
NETGEAR, Inc. *	847	14,467
PAR Technology Corp. *	1,700	10,336
Parametric Technology Corp. *	31,050	412,965
Plexus Corp. *	3,370	84,857
RadiSys Corp. *	1,416	10,337
Sigma Designs, Inc. * (a)	3,900	55,107
Silicon Graphics International Corp. *	2,900	15,921
Smart Modular Technologies (WWH), Inc. *	5,730	21,946
Standard Microsystems Corp. *	1,599	37,225
Tech Data Corp. *	5,999	228,562
Virage Logic Corp. *	1,237	5,938

		2,643,966

Construction & Mining Equipment - 0.31%
Gulf Islands Fabrication, Inc.	1,369	20,494
Kaman Corp., Class A	2,408	49,918
Layne Christensen Company *	2,684	69,247
Rowan Companies, Inc.	8,000	165,680

		305,339

Construction Materials - 0.50%
Ameron International Corp.	1,300	105,261
Columbus McKinnon Corp. *	2,831	34,821
Standex International Corp.	1,850	31,654
Universal Forest Products, Inc.	2,234	92,264
USG Corp. * (a)	15,000	222,900

		486,900

Containers & Glass - 0.21%
Bway Holding Company *	2,549	39,509
Mobile Mini, Inc. *	6,498	115,210
TAL International Group, Inc.	4,002	49,305

		204,024

Correctional Facilities - 0.02%
Cornell Corrections, Inc. *	761	15,288
Cosmetics & Toiletries - 0.16%
CCA Industries, Inc.	100	400
Elizabeth Arden, Inc. *	4,000	41,200
Helen of Troy, Ltd. *	5,400	116,748
Parlux Fragrances, Inc. *	900	1,836

		160,184

Crude Petroleum & Natural Gas - 2.19%
Arena Resources, Inc. *	13,033	398,549
Bill Barrett Corp. *	2,756	80,585
Cimarex Energy Company	10,728	418,821
Forest Oil Corp. *	32,024	503,417
Geokinetics, Inc. *	868	14,235
Georesources, Inc. *	659	6,867
Gulfport Energy Corp. *	2,396	17,970
Harvest Natural Resources, Inc. *	3,000	15,510
Patterson-UTI Energy, Inc.	7,900	104,991
Penn Virginia Corp.	24,141	462,542
Petroquest Energy, Inc. *	7,291	30,331
Pioneer Natural Resources Company	500	14,480
Swift Energy Company *	300	6,111
Toreador Resources Corp. *	408	2,060
Western Refining, Inc. *	12,756	77,429

		2,153,898

Domestic Oil - 0.94%
Atlas America, Inc.	4,264	94,575
Berry Petroleum Company, Class A	200	4,514
Comstock Resources, Inc. *	13,653	482,360
Encore Aquisition Company *	900	33,921
Helix Energy Solutions Group, Inc. *	2,000	23,400
Mariner Energy, Inc. *	500	6,065
Natural Gas Services Group, Inc. *	996	14,233
Oil States International, Inc. *	8,316	245,073
Union Drilling, Inc. *	3,895	24,383

		928,524

Drugs & Health Care - 1.62%
Invacare Corp. (a)	22,300	483,018

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Drugs & Health Care (continued)
Mannatech, Inc.	838	$3,268
Molina Healthcare, Inc. *	1,816	36,774
Nutraceutical International Corp. *	1,856	21,344
Osteotech, Inc. *	3,500	15,120
Quidel Corp. *	37,354	576,746
Res-Care, Inc. *	606	8,793
Vivus, Inc. *	72,630	449,580

		1,594,643

Electrical Equipment - 2.10%
Anixter International, Inc. * (a)	11,438	401,245
Baldor Electric Company	19,855	557,330
C & D Technologies, Inc. * (a)	2,160	4,320
Cohu, Inc.	2,443	28,998
Encore Wire Corp.	3,200	75,776
General Cable Corp. *	11,009	388,397
GrafTech International, Ltd. *	30,385	432,379
Littelfuse, Inc. *	664	16,627
Methode Electronics, Inc.	4,959	42,796
Wesco International, Inc. *	4,994	120,006

		2,067,874

Electrical Utilities - 0.97%
Avista Corp.	16,856	329,029
EnerNOC, Inc. * (a)	9,886	266,329
Mirant Corp. *	13,400	225,790
Pike Electric Corp. *	2,944	32,708
RRI Energy, Inc. *	16,200	96,228

		950,084

Electronics - 2.52%
Anadigics, Inc. *	4,400	16,940
Arrow Electronics, Inc. *	13,883	383,726
AVX Corp.	5,685	66,003
Ballantyne of Omaha, Inc. *	200	538
Bel Fuse, Inc., Class B	1,382	23,356
Belden, Inc.	18,328	383,605
California Micro Devices Corp. *	2,043	5,904
Checkpoint Systems, Inc. *	6,638	110,656
Cynosure, Inc. *	1,700	18,615
DDi Corp. *	2,965	12,038
Enersys *	8,100	161,109
Harman International Industries, Inc.	4,715	141,403
Imation Corp.	4,497	38,674
Integrated Electrical Services, Inc. *	427	3,561
Integrated Silicon Solution, Inc. *	2,300	8,349
IntriCon Corp. *	80	256
Jabil Circuit, Inc.	8,749	95,802
Keithley Instruments, Inc.	605	3,025
LoJack Corp. *	1,501	7,760
Measurement Specialties, Inc. *	1,381	14,611
MEMSIC, Inc. *	200	722
Mercury Computer Systems, Inc. *	800	7,616
Multi-Fineline Electronix, Inc. *	1,877	51,880
NU Horizons Electronics Corp. *	1,000	3,840
OSI Systems, Inc. *	25,394	428,397
Rogers Corp. *	1,400	36,540
Spectrum Control, Inc. *	1,417	13,008
Stoneridge, Inc. *	3,838	20,418
Sycamore Networks, Inc. *	50,735	154,234
Technitrol, Inc.	2,635	21,713
TTM Technologies, Inc. *	5,177	52,391
Vicon Industries, Inc. *	102	576
Vishay Intertechnology, Inc. *	21,032	169,728
Zoran Corp. *	1,712	18,918

		2,475,912

Energy - 0.49%
Alon USA Energy, Inc. (a)	4,863	45,810
Energen Corp.	8,687	364,767
Evergreen Solar, Inc. * (a)	21,098	35,656
Headwaters, Inc. *	6,604	25,359
Ocean Power Technologies, Inc. *	800	3,400
PowerSecure International, Inc. *	1,924	10,197
Rosetta Resources, Inc. *	100	1,181

		486,370

Engineering/R&D Services - 0.18%
National Technical Systems, Inc. *	500	2,250
Tutor Perini Corp. * (a)	9,100	178,542

		180,792

Financial Services - 3.76%
Affiliated Managers Group, Inc. * (a)	6,199	404,981
Altisource Portfolio Solutions SA *	2,130	30,523
AmeriCredit Corp. * (a)	15,277	263,681
Asset Acceptance Capital Corp. *	1,117	8,132
Asta Funding, Inc.	1,622	14,192
Capital Southwest Corp.	497	37,643
CIT Group, Inc. (a)	43,300	75,342
CompuCredit Holdings Corp. * (a)	3,308	14,456
Cowen Group, Inc. *	2,427	15,775
Delphi Financial Group, Inc.	4,800	112,176
Dollar Financial Corp. *	557	9,709
Encore Capital Group, Inc. *	3,459	51,539
FCStone Group, Inc. *	2,478	11,870
Federal Agricultural Mortgage Corp., Class C (a)	1,387	11,581
Financial Federal Corp.	2,740	64,171
First Financial Northwest, Inc.	3,817	27,864
Fulton Financial Corp.	14,960	109,806
GAMCO Investors, Inc., Class A	8,295	374,353
GATX Corp.	7,284	199,800
GFI Group, Inc.	7,507	53,750
Hampden Bancorp, Inc.	942	9,985
Harris & Harris Group, Inc. *	4,595	27,065
Investment Technology Group, Inc. *	5,191	127,906
Janus Capital Group, Inc.	19,699	250,571
JMP Group, Inc.	2,800	28,700
KBW, Inc. * (a)	22,481	643,406
Legg Mason, Inc.	1,100	31,636
MarketAxess Holdings, Inc. *	425	4,713
MCG Capital Corp. *	6,015	18,225
Medallion Financial Corp.	1,250	10,437
MF Global, Ltd. * (a)	14,500	103,675
MicroFinancial, Inc.	400	1,380
National Financial Partners Corp.	6,530	51,261

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Nelnet, Inc., Class A *	4,314	$63,675
NewStar Financial, Inc. *	3,579	9,878
Ocwen Financial Corp. *	6,390	66,137
Penson Worldwide, Inc. *	3,093	31,363
Student Loan Corp.	1,358	66,759
Synovus Financial Corp.	51,541	190,702
Taylor Capital Group, Inc. *	968	6,457
Thomas Weisel Partners Group, Inc. *	3,724	16,497
Tree.com, Inc. *	1,000	7,050
United Panam Financial Corp. *	100	325
World Acceptance Corp. * (a)	1,317	34,282

		3,693,429

Food & Beverages - 1.63%
B&G Foods, Inc.	5,392	49,175
Chiquita Brands International, Inc. *	3,923	60,414
Del Monte Foods Company	12,377	129,835
Farmer Brothers Company	100	2,065
Flowers Foods, Inc.	15,094	358,784
Hain Celestial Group, Inc. *	6,739	107,824
Imperial Sugar Company	1,700	23,698
MGP Ingredients, Inc. *	68	258
Morton's Restaurant Group, Inc. *	3,048	12,101
Smithfield Foods, Inc. * (a)	19,535	239,694
Tasty Baking Company	200	1,400
TreeHouse Foods, Inc. * (a)	16,653	616,994

		1,602,242

Food-Meat Products - 0.01%
HQ Sustainable Maritime Industries, Inc. *	1,244	10,350
Funeral Services - 0.20%
Service Corp. International	27,375	193,815
Furniture & Fixtures - 0.19%
Bassett Furniture Industries, Inc. *	196	992
Ethan Allen Interiors, Inc. (a)	4,200	65,268
Furniture Brands International, Inc. *	4,900	27,391
Hooker Furniture Corp.	2,045	27,219
Kimball International, Inc., Class B	1,813	11,530
La-Z-Boy, Inc.	4,400	37,268
Stanley Furniture Company, Inc.	1,600	19,392

		189,060

Gas & Pipeline Utilities - 0.64%
Crosstex Energy, Inc.	1,300	4,979
Global Industries, Ltd. *	19,600	186,200
UGI Corp.	16,982	433,211

		624,390

Healthcare Products - 1.61%
Acme United Corp.	300	2,625
AngioDynamics, Inc. *	1,724	22,326
Aspect Medical Systems, Inc. *	723	4,649
Cutera, Inc. *	2,620	22,899
Haemonetics Corp. *	8,554	450,283
Health Tronics, Inc. *	6,500	16,640
Home Diagnostics, Inc. *	812	4,864
Integramed America, Inc. *	400	3,400
Inverness Medical Innovations, Inc. * (a)	7,254	258,242
LCA-Vision, Inc. *	1,530	8,293
LeMaitre Vascular, Inc. *	300	1,026
Medtox Scientific, Inc. *	623	5,700
Owens & Minor, Inc.	10,704	473,652
Prospect Medical Holdings, Inc. *	100	420
RTI Biologics, Inc. *	2,303	10,479
SonoSite, Inc. *	1,092	25,411
Spectranetics Corp. *	3,987	23,244
Symmetry Medical, Inc. *	3,526	38,856
The Cooper Companies, Inc.	7,100	193,972
TomoTherapy, Inc. *	3,800	12,730
Young Innovations, Inc.	200	4,696

		1,584,407

Healthcare Services - 2.03%
Air Methods Corp. *	1,657	56,553
Allied Healthcare International, Inc. *	7,732	19,407
American Dental Partners, Inc. *	1,902	24,574
AMN Healthcare Services, Inc. *	6,015	59,368
Assisted Living Concepts, Inc. *	1,680	33,986
athenahealth, Inc. *	6,118	246,127
Brookdale Senior Living, Inc.	7,591	120,621
Capital Senior Living Corp. *	2,225	11,993
Eastern Insurance Holdings, Inc.	1,600	15,552
Emeritus Corp. *	4,684	84,453
Enzo Biochem, Inc. *	1,536	7,818
Gentiva Health Services, Inc. *	23,685	522,254
Health Net, Inc. *	13,712	210,068
Healthways, Inc. *	5,668	74,137
Nighthawk Radiology Holdings, Inc. *	2,214	13,793
NovaMed, Inc. * (a)	2,737	11,578
Skilled Healthcare Group, Inc. *	53,018	400,816
Triple-S Management Corp. *	3,488	64,668
WellCare Health Plans, Inc. *	600	14,562

		1,992,328

Homebuilders - 0.63%
Beazer Homes USA, Inc. * (a)	3,500	15,085
Cavco Industries, Inc. *	248	8,013
Lennar Corp., Class A	12,600	190,890
M/I Homes, Inc. *	2,600	41,132
Meritage Homes Corp. *	6,100	136,701
Pulte Homes, Inc.	8,190	104,668
Ryland Group, Inc.	5,000	114,600
Standard Pacific Corp. *	2,800	10,164

		621,253

Hotels & Restaurants - 2.79%
BJ's Restaurants, Inc. *	3,322	56,972
Boyd Gaming Corp. *	15,073	154,951
Brinker International, Inc.	27,487	400,211
Caribou Coffee Company, Inc. *	500	3,875
DineEquity, Inc. * (a)	17,888	377,079
Luby's Cafeterias, Inc. *	1,984	8,630
Marcus Corp.	1,504	18,830
McCormick & Schmick's Seafood Restaurants, Inc. *	2,930	25,813
O'Charley's, Inc.	2,300	17,595

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels & Restaurants (continued)
Papa John's International, Inc. *	15,643	$364,951
Red Robin Gourmet Burgers, Inc. *	2,300	44,344
Rubio's Restaurants, Inc. *	1,314	7,963
Ruby Tuesday, Inc. *	4,425	32,303
Sonic Corp. *	39,717	453,965
Texas Roadhouse, Inc., Class A *	34,422	350,760
The Steak & Shake Company * (a)	4,448	46,615
Wyndham Worldwide Corp.	24,966	378,235

		2,743,092

Household Appliances - 0.00%
Lifetime Brands, Inc.	120	685
Household Products - 0.09%
Blyth, Inc.	347	15,789
Central Garden & Pet Company *	1,400	16,996
Jarden Corp. *	2,206	53,716

		86,501

Industrial Machinery - 3.67%
Alamo Group, Inc.	856	12,284
Albany International Corp., Class A	3,813	65,545
Altra Holdings, Inc. *	2,170	20,832
Briggs & Stratton Corp. (a)	8,405	148,264
Cascade Corp.	991	25,251
Chart Industries, Inc. *	19,281	359,783
Cognex Corp.	1,647	26,385
Dionex Corp. *	7,434	447,081
Dresser-Rand Group, Inc. *	17,770	527,769
EnPro Industries, Inc. *	2,500	53,800
Gencor Industries, Inc. *	604	4,421
H&E Equipment Services, Inc. *	2,836	28,417
Intevac, Inc. *	3,491	40,775
Lufkin Industries, Inc.	8,243	364,753
Manitowoc Company, Inc.	19,800	131,472
NACCO Industries, Inc., Class A	1,100	64,350
Quixote Corp. *	83	174
Robbins & Myers, Inc.	4,900	113,778
Rofin-Sinar Technologies, Inc. *	12,033	273,630
Sauer-Danfoss, Inc.	3,807	21,243
Tennant Company	2,700	69,039
Twin Disc, Inc.	2,123	26,941
Valmont Industries, Inc.	7,878	648,596
Watts Water Technologies, Inc., Class A	4,496	135,644

		3,610,227

Industrials - 0.00%
Brookfield Homes Corp. *	600	4,320
Insurance - 5.32%
21st Century Holding Company	1,233	4,550
Affirmative Insurance Holdings, Inc.	753	2,779
Alleghany Corp. *	100	27,760
American Financial Group, Inc.	5,300	135,945
American National Insurance Company	100	8,637
American Safety Insurance Holdings, Ltd. *	800	12,272
Argo Group International Holdings, Ltd. *	4,962	175,258
Arthur J. Gallagher & Company	19,738	469,172
Aspen Insurance Holdings, Ltd.	3,100	78,740
Assurant, Inc.	3,600	107,820
Assured Guaranty, Ltd. (a)	8,500	169,150
CNA Surety Corp. *	1,879	29,839
eHealth, Inc. *	24,694	456,839
Endurance Specialty Holdings, Ltd.	3,100	106,857
First Acceptance Corp. *	4,470	12,605
First American Corp.	900	28,368
First Mercury Financial Corp.	1,800	26,082
Flagstone Reinsurance Holdings, Ltd.	15,576	169,155
FPIC Insurance Group, Inc. *	13,288	424,020
Genworth Financial, Inc., Class A	5,648	59,643
Hallmark Financial Services, Inc. *	3,594	26,236
Hanover Insurance Group, Inc.	9,956	407,101
HCC Insurance Holdings, Inc.	2,700	71,388
Independence Holding Company	860	5,212
IPC Holdings, Ltd.	1,900	61,598
Max Capital Group, Ltd.	700	14,322
MBIA, Inc. *	31,726	213,199
Meadowbrook Insurance Group, Inc.	3,998	31,864
Mercer Insurance Group, Inc.	100	1,833
MGIC Investment Corp. *	600	4,878
Old Republic International Corp.	24,854	296,011
OneBeacon Insurance Group, Ltd.	3,729	51,199
PMI Group, Inc.	200	668
Protective Life Corp.	10,742	231,490
Radian Group, Inc.	2,100	19,257
Reinsurance Group of America, Inc.	2,049	88,209
Safety Insurance Group, Inc.	1,203	38,652
SeaBright Insurance Holdings, Inc. *	499	4,995
Stancorp Financial Group, Inc.	400	15,140
Stewart Information Services Corp.	3,400	48,178
Tower Group, Inc.	6,396	153,440
Transatlantic Holdings, Inc.	6,044	295,310
United America Indemnity, Ltd. *	2,207	13,750
Unitrin, Inc.	7,270	137,621
Universal American Financial Corp. *	13,027	119,588
Universal Insurance Holdings, Inc.	1,687	8,469
Validus Holdings, Ltd. (a)	1,800	46,188
White Mountains Insurance Group, Ltd.	770	240,240
Zenith National Insurance Corp.	3,048	82,174

		5,233,701

International Oil - 0.08%
ATP Oil & Gas Corp. *	6,100	68,015
Parker Drilling Company *	3,030	13,665

		81,680

Internet Content - 0.07%
Alloy, Inc. *	2,272	15,154
HealthStream, Inc. *	300	1,173
InfoSpace, Inc. *	3,972	32,173
TechTarget, Inc. *	1,700	10,914
TheStreet.com, Inc.	2,659	6,781

		66,195

Internet Incubators - 0.03%
ModusLink Global Solutions, Inc. *	4,424	31,764

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Retail - 0.67%
1-800-Flowers.com, Inc., Class A *	2,314	$7,150
IAC/InterActiveCorp *	11,000	203,720
Internet Brands, Inc., Class A *	7,300	53,217
Intersections, Inc. *	2,600	11,102
Liberty Media Corp. - Interactive A *	38,802	371,723
Shutterfly, Inc. *	465	6,724

		653,636

Internet Service Provider - 0.12%
ePlus, Inc. *	620	9,796
Online Resources Corp. *	4,100	22,427
United Online, Inc.	8,663	60,641
Web.com Group, Inc. *	4,251	23,210

		116,074

Internet Software - 1.13%
Cybersource Corp. *	38,072	584,405
DealerTrack Holdings, Inc. *	3,284	66,271
eResearch Technology, Inc. *	37,282	234,504
RealNetworks, Inc. *	15,401	54,520
Support.com, Inc. *	5,400	12,690
TIBCO Software, Inc. *	17,624	156,325

		1,108,715

Investment Companies - 0.00%
Teton Advisors, Inc. * (l)	201	0
Leisure Time - 2.19%
Arctic Cat, Inc.	2,137	15,258
Bally Technologies, Inc. *	13,794	557,691
Bluegreen Corp. *	2,800	8,120
Brunswick Corp.	16,101	149,578
Callaway Golf Company	11,975	84,663
Canterbury Park Holding Corp. *	100	653
Cinemark Holdings, Inc.	9,951	99,908
Dover Downs Gaming & Entertainment, Inc.	226	1,352
Gaylord Entertainment Company *	6,900	140,208
Great Wolf Resorts, Inc. *	4,300	15,093
Isle of Capri Casinos, Inc. *	2,600	26,598
Lakes Gaming, Inc. *	2,700	8,532
Life Time Fitness, Inc. *	6,300	196,056
MTR Gaming Group, Inc. *	3,400	11,424
Multimedia Games, Inc. *	5,994	30,090
Pinnacle Entertainment, Inc. *	4,129	38,730
RC2 Corp. *	1,743	27,365
Rick's Cabaret International, Inc. *	1,792	13,566
Royal Caribbean Cruises, Ltd. (a)	24,418	465,896
Speedway Motorsports, Inc.	7,077	110,047
Steinway Musical Instruments, Inc. *	1,091	12,525
The Nautilus Group, Inc. *	2,700	4,644
Vail Resorts, Inc. *	2,949	97,671
West Marine, Inc. *	4,194	34,684

		2,150,352

Life Sciences - 0.06%
Celera Corp. *	4,364	28,541
Dawson Geophysical Company *	1,100	27,269

		55,810
Liquor-0.19%
Central European Distribution Corp. *	5,941	191,300
Manufacturing - 0.81%
American Railcar Industries, Inc.	1,634	16,324
AptarGroup, Inc.	13,164	452,578
Barnes Group, Inc.	3,881	57,012
Ceradyne, Inc. *	1,800	33,696
Chase Corp.	1,432	16,325
Coherent, Inc. *	1,300	29,068
GenTek, Inc. *	420	11,521
Insteel Industries, Inc.	1,427	16,296
MFRI, Inc. *	100	643
Park-Ohio Holdings Corp. *	1,442	10,628
Portec Rail Products, Inc.	854	7,934
Smith & Wesson Holding Corp. * (a)	2,493	13,412
Spartan Motors, Inc.	2,366	12,847
Synalloy Corp.	80	800
Trinity Industries, Inc.	7,400	116,920

		796,004

Medical Products - 0.01%
BioClinica, Inc. *	1,600	5,488
Medical-Hospitals - 0.88%
Anika Therapeutics, Inc *	800	4,800
Community Health Systems, Inc. * (a)	3,100	95,387
Dynacq Healthcare, Inc. *	941	3,171
EV3, Inc. *	8,041	102,442
LifePoint Hospitals, Inc. *	2,042	51,316
MedCath Corp. *	2,300	20,976
Sunrise Senior Living, Inc. *	3,400	7,514
Universal Health Services, Inc., Class B	9,647	566,858
Vital Images, Inc. *	1,000	12,710

		865,174

Metal & Metal Products - 1.76%
A. M. Castle & Company	1,886	20,765
Ampco-Pittsburgh Corp.	836	19,964
Brush Engineered Materials, Inc. *	1,500	33,270
Gibraltar Industries, Inc.	1,901	22,888
Haynes International, Inc. *	2,000	54,220
Horsehead Holding Corp. *	2,908	32,570
Kaiser Aluminum Corp.	3,700	119,621
Ladish Company, Inc. *	2,200	32,208
Mueller Industries, Inc.	2,231	53,968
Mueller Water Products, Inc.	20,625	94,875
NN, Inc. *	585	1,977
North American Galvanizing & Coatings, Inc. *	3,100	17,577
RBC Bearings, Inc. *	17,302	380,644
Reliance Steel & Aluminum Company	10,200	376,788
RTI International Metals, Inc. *	3,900	74,958
Timken Company	13,200	278,652
Universal Stainless & Alloy Products, Inc. *	1,187	21,259
USEC, Inc. *	21,628	98,407

		1,734,611

Mining - 0.64%
Compass Minerals International, Inc.	8,140	432,885
Hecla Mining Company * (a)	24,800	73,904

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Mining (continued)
Stillwater Mining Company *	17,982	$115,265
U.S. Gold Corp. *	1,100	3,069

		625,123

Mobile Homes - 0.00%
Winnebago Industries, Inc.	400	4,840
Multimedia - 0.01%
Ascent Media Corp., Class A *	300	7,710
EW Scripps Co. *	100	696

		8,406

Office Furnishings & Supplies - 0.29%
Acco Brands Corp. *	5,097	28,543
Office Depot, Inc. *	5,100	26,622
OfficeMax, Inc.	2,433	27,517
Steelcase, Inc. Class A	15,596	97,475
United Stationers, Inc. *	2,307	105,407
Virco Manufacturing	700	2,156

		287,720

Oil & Gas Drilling - 0.00%
TGC Industries, Inc. *	260	1,004
Paper - 0.96%
Boise, Inc. *	8,800	38,368
Buckeye Technologies, Inc. *	2,400	24,192
KapStone Paper and Packaging Corp. *	1,311	9,007
MeadWestvaco Corp.	24,200	531,190
Neenah Paper, Inc.	1,386	15,731
Temple-Inland, Inc.	18,000	304,380
Wausau-Mosinee Paper Corp.	2,400	23,184

		946,052

Petroleum Services - 2.61%
Approach Resources, Inc. *	2,400	18,000
Bolt Technology Corp. *	959	11,326
Bronco Drilling Company, Inc. *	4,401	16,284
Complete Production Services, Inc. *	74,592	671,328
CVR Energy, Inc. *	15,600	151,008
Delek US Holdings, Inc.	4,500	36,405
Exterran Holdings, Inc. * (a)	6,019	108,523
Flotek Industries, Inc. * (a)	1,994	3,250
GulfMark Offshore, Inc. *	3,620	107,948
Helmerich & Payne, Inc.	200	6,692
Hercules Offshore, Inc. *	100	460
Hornbeck Offshore Services, Inc. *	600	13,236
Key Energy Services, Inc. *	18,999	135,843
Newpark Resources, Inc. *	13,256	35,393
Oceaneering International, Inc. *	11,915	621,606
Petroleum Development Corp. *	2,500	34,225
Pioneer Drilling Company *	800	4,560
Rex Energy Corp. *	600	3,576
SEACOR Holdings, Inc. *	3,000	228,390
Superior Well Services, Inc. *	100	903
T-3 Energy Services, Inc. *	894	15,716
Tesoro Corp.	21,000	295,680
TETRA Technologies, Inc. *	4,949	43,650

		2,564,002
Pharmaceuticals - 0.60%
Biodel, Inc. *	1,308	6,658
BioScrip, Inc. *	1,100	6,468
BMP Sunstone Corp. *	1,200	4,800
Hi-Tech Pharmacal Company, Inc. *	1,376	20,791
King Pharmaceuticals, Inc. *	3,200	33,216
K-V Pharmaceutical Company, Class A *	2,141	4,903
Lannett Company, Inc. *	350	3,013
Medicis Pharmaceutical Corp., Class A	2,000	36,940
Par Pharmaceutical Companies, Inc. *	2,620	53,579
Prestige Brands Holdings, Inc. *	5,597	41,474
ViroPharma, Inc. *	47,343	378,744

		590,586

Photography - 0.22%
Eastman Kodak Company	40,700	216,524
Pollution Control - 0.01%
CECO Environmental Corp. *	2,241	7,530
Publishing - 0.62%
Consolidated Graphics, Inc. *	900	18,594
Courier Corp.	449	7,229
Dolan Media Company *	3,854	40,852
Gannett Company, Inc.	32,127	277,577
McClatchy Company, Class A	900	1,791
Meredith Corp.	3,972	109,945
Playboy Enterprises, Inc., Class B *	1,123	3,100
The New York Times Company, Class A (a)	19,448	147,999

		607,087

Railroads & Equipment - 0.04%
Greenbrier Company, Inc.	1,647	21,197
P.A.M. Transportation Services, Inc. *	1,563	13,489

		34,686

Real Estate - 1.57%
Alexandria Real Estate Equities, Inc., REIT (a)	5,638	314,093
Avatar Holdings, Inc. *	1,050	20,044
Forest City Enterprises, Inc., Class A	6,938	64,177
Hilltop Holdings, Inc. *	7,179	88,158
Jones Lang LaSalle, Inc.	2,949	138,249
LaSalle Hotel Properties, REIT	13,620	225,411
Senior Housing Properties Trust, REIT	15,531	311,552
Universal Health Realty Income Trust, REIT	11,320	380,239
ZipRealty, Inc. *	1,500	5,850

		1,547,773

Retail - 4.42%
Allion Healthcare, Inc. *	3,871	27,291
AnnTaylor Stores Corp. *	5,700	80,256
Barnes & Noble, Inc. (a)	9,129	188,879
Benihana, Inc. *	700	5,460
Books-A-Million, Inc.	3,177	43,144
Build A Bear Workshop, Inc. *	1,500	7,005
Cabela's, Inc. * (a)	12,958	207,976
Cash America International, Inc.	4,200	117,726
Chico's FAS, Inc. *	29,800	379,354
Christopher & Banks Corp.	2,927	20,079
Citi Trends, Inc. *	16,450	366,670
Coldwater Creek, Inc. *	4,794	35,667

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Retail (continued)
Collective Brands, Inc. *	4,400	$69,696
Conn's, Inc. * (a)	2,438	27,574
Destination Maternity Corp. *	500	10,040
Dillard's, Inc., Class A	11,994	136,852
DSW, Inc., Class A *	1,200	18,192
Finish Line, Inc.	7,198	59,383
Foot Locker, Inc.	16,400	174,824
Fred's, Inc., Class A	4,402	57,578
Gander Mountain Company *	1,359	7,638
Genesco, Inc. *	1,504	32,938
J. Crew Group, Inc. * (a)	18,054	615,461
Jo-Ann Stores, Inc. *	2,944	80,430
Kenneth Cole Productions, Inc., Class A	1,100	11,055
Lazare Kaplan International, Inc. *	200	552
Marinemax, Inc. *	3,738	26,353
Pantry, Inc. *	25,849	391,612
PC Connection, Inc. *	400	2,220
Regis Corp. (a)	7,767	125,670
Retail Ventures, Inc. *	6,784	32,835
Saks, Inc. * (a)	20,886	127,405
Shoe Carnival, Inc. *	2,044	32,132
Sport Supply Group, Inc.	1,526	15,687
Stein Mart, Inc. *	3,100	38,316
Susser Holdings Corp. *	215	2,307
Systemax, Inc. *	2,345	31,188
Talbots, Inc.	2,794	16,652
The Dress Barn, Inc. *	8,493	137,841
The Men's Wearhouse, Inc.	7,600	197,600
Titan Machinery, Inc. *	1,456	17,545
Tween Brands, Inc. *	3,180	24,168
Williams-Sonoma, Inc. (a)	17,900	342,427

		4,343,678

Retail Grocery - 0.28%
Ingles Markets, Inc.	1,470	24,240
The Great Atlantic & Pacific Tea Company, Inc. *	9,537	63,993
Weis Markets, Inc.	1,721	53,713
Winn-Dixie Stores, Inc. *	9,951	137,025

		278,971

Retail Trade - 0.11%
A.C. Moore Arts & Crafts, Inc. *	477	1,660
Bon-Ton Stores, Inc.	200	1,372
Borders Group, Inc. *	100	317
Charming Shoppes, Inc. *	5,300	27,772
New York & Company, Inc. *	3,600	16,668
Pacific Sunwear of California, Inc. *	6,500	28,730
Pier 1 Imports, Inc. *	7,500	18,975
Tuesday Morning Corp. *	2,500	11,250

		106,744

Sanitary Services - 0.44%
Waste Connections, Inc. *	14,487	396,219
Waste Services, Inc. *	8,700	38,193

		434,412
Semiconductors - 5.32%
Advanced Analogic Technologies, Inc. *	1,517	6,842
Advanced Energy Industries, Inc. *	4,427	46,306
Amtech Systems, Inc. *	480	2,362
ATMI, Inc. *	26,280	446,497
BTU International, Inc. *	482	2,892
Cascade Microtech, Inc. *	1,513	7,399
Ceva, Inc. *	1,788	15,573
Cymer, Inc. *	18,239	641,648
Cypress Semiconductor Corp. *	13,656	138,199
Diodes, Inc. *	7,000	141,890
DSP Group, Inc. *	2,810	22,199
Emulex Corp. *	13,777	133,499
Fairchild Semiconductor International, Inc. *	14,780	148,687
FormFactor, Inc. *	3,614	79,291
GSI Technology, Inc. *	3,600	13,500
Integrated Device Technology, Inc. *	24,164	165,040
International Rectifier Corp. *	10,774	202,228
IXYS Corp. *	893	6,072
Kopin Corp. *	520	2,002
MKS Instruments, Inc. *	27,858	513,423
Nanometrics, Inc. *	1,200	7,704
OmniVision Technologies, Inc. *	7,300	106,799
ON Semiconductor Corp. *	68,822	555,394
Pericom Semiconductor Corp. *	301	2,592
Photronics, Inc. *	4,700	21,432
Power Integrations, Inc.	6,022	197,221
Richardson Electronics, Ltd.	2,762	11,186
Rovi Corp. *	10,045	305,770
Rudolph Technologies, Inc. *	1,000	6,420
Semitool, Inc. *	754	4,954
Semtech Corp. *	44,868	819,738
Silicon Image, Inc. *	13,962	42,444
Skyworks Solutions, Inc. *	18,103	210,900
Triquint Semiconductor, Inc. *	15,643	114,507
Ultra Clean Holdings, Inc. *	400	1,392
Veeco Instruments, Inc. *	3,778	81,151

		5,225,153

Software - 3.01%
American Software, Inc., Class A	717	4,517
Avid Technology, Inc. *	4,324	56,342
Blackbaud, Inc.	27,865	536,680
Bsquare Corp. *	100	222
Concurrent Computer Corp. *	482	2,155
DivX, Inc. *	4,700	24,534
Emdeon, Inc., Class A *	31,787	554,365
FARO Technologies, Inc. *	1,507	25,634
JDA Software Group, Inc. *	3,074	59,451
MSC Software Corp. *	2,149	16,289
Omnicell, Inc. *	40,575	445,513
Omniture, Inc. *	2,471	35,360
Open Text Corp. *	17,329	609,461
Quest Software, Inc. *	30,670	505,748
Smith Micro Software, Inc. *	1,870	21,599
THQ, Inc. *	11,400	62,814

		2,960,684

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Steel - 0.90%
AK Steel Holding Corp.	12,900	$262,128
Carpenter Technology Corp.	2,611	55,640
Friedman Industries	490	2,852
Northwest Pipe Company *	13,631	452,958
Olympic Steel, Inc.	2,200	59,246
Worthington Industries, Inc.	3,800	50,046

		882,870

Telecommunications Equipment &
Services - 3.10%
Alaska Communications Systems Group, Inc.	54,562	434,859
Arris Group, Inc. *	70,490	934,697
Aware, Inc. *	3,300	8,778
Ciena Corp. * (a)	13,685	183,379
CommScope, Inc. *	7,100	191,416
Communications Systems, Inc.	1,488	17,558
Comtech Telecommunications Corp. *	13,254	450,901
CPI International, Inc. *	2,407	22,578
EchoStar Corp., Class A *	1,200	22,260
General Communication, Inc., Class A *	4,937	32,930
Globecomm Systems, Inc. *	1,454	11,007
Harris Stratex Networks, Inc., Class A *	1,800	10,908
Hughes Communications, Inc. *	1,096	28,507
ID Systems, Inc. *	651	2,226
JDS Uniphase Corp. *	30,100	206,787
KVH Industries, Inc. *	2,148	16,239
Loral Space & Communications, Inc. *	3,982	82,189
NTELOS Holdings Corp.	12,424	201,393
Occam Networks, Inc. *	3,450	12,248
Oplink Communications, Inc. *	1,660	23,041
Orbcomm, Inc. *	3,600	7,740
Performance Technologies, Inc. *	1,302	4,010
Plantronics, Inc.	5,418	129,436
Tollgrade Communications, Inc. *	1,621	9,061

		3,044,148

Telephone - 0.56%
Cincinnati Bell, Inc. *	164,376	547,372
Tires & Rubber - 0.15%
Cooper Tire & Rubber Company	3,400	48,552
Goodyear Tire & Rubber Company *	2,800	46,172
Myers Industries, Inc.	4,925	50,481

		145,205

Tobacco - 0.24%
Alliance One International, Inc. *	7,536	28,863
Schweitzer Mauduit International, Inc.	1,455	71,557
Universal Corp.	3,700	136,456

		236,876

Toys, Amusements & Sporting Goods - 0.01%
Russ Berrie & Company, Inc. *	1,967	11,291
Transportation - 1.59%
Aircastle, Ltd.	10,000	94,000
Alexander & Baldwin, Inc.	4,808	137,990
Atlas Air Worldwide Holdings, Inc. *	2,177	54,294
Bristow Group, Inc. *	5,542	161,827
DryShips, Inc. (a)	55,912	326,526
Dynamex, Inc. *	974	15,983
Eagle Bulk Shipping, Inc. * (a)	7,900	39,737
Genco Shipping & Trading, Ltd.	5,300	102,661
Horizon Lines, Inc.	3,817	20,688
Marten Transport, Ltd. *	21,653	367,235
Overseas Shipholding Group, Inc.	4,418	156,265
Pacer International, Inc.	3,866	16,005
PHI, Inc. *	2,100	43,806
USA Truck, Inc. *	1,601	21,325

		1,558,342

Trucking & Freight - 1.92%
Celadon Group, Inc. *	1,601	15,674
Landstar Systems, Inc.	13,176	459,447
Old Dominion Freight Lines, Inc. *	16,840	602,535
Oshkosh Corp.	14,200	477,120
Ryder Systems, Inc.	8,700	330,600

		1,885,376

Utility Service - 0.05%
Cal Dive International, Inc. *	5,136	53,568
Water Treatment Systems - 0.16%
Cascal N.V.	26,532	158,131

TOTAL COMMON STOCKS (Cost $85,062,671)		$97,956,716

SHORT TERM INVESTMENTS - 10.14%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	995,315	$9,964,400

TOTAL SHORT TERM INVESTMENTS (Cost $9,961,232)		$9,964,400

REPURCHASE AGREEMENTS - 1.40%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $1,371,002 on 09/01/2009, collateralized by $1,155,000 Federal National Mortgage Association, 5.13% due 12/18/2017 (valued at $1,180,988, including interest) and $220,000 Federal National Mortgage Association, 4.72% due 01/22/2018 (valued at $221,375, including interest)	$1,371,000	$1,371,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,371,000)		$1,371,000

Total Investments (Small Cap Opportunities Fund) (Cost $96,394,903) - 111.20%		$109,292,116
Other assets and liabilities, net - (11.20)%		(11,005,146)

TOTAL NET ASSETS - 100.00%		$98,286,970

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Value Fund
	Shares or Principal Amount	Value

COMMON STOCKS - 97.29%
Apparel & Textiles - 3.60%
Stage Stores, Inc.	141,200	$1,885,020
Unifirst Corp.	24,400	973,316

		2,858,336

Auto Services - 0.25%
Copart, Inc. *	5,600	197,904
Banking - 6.20%
First Midwest Bancorp, Inc.	74,900	768,474
International Bancshares Corp.	70,600	1,090,064
MB Financial, Inc.	51,600	714,660
NewAlliance Bancshares, Inc.	34,400	404,544
Webster Financial Corp.	93,100	1,216,817
WestAmerica Bancorp	14,100	725,163

		4,919,722

Biotechnology - 1.79%
Charles River Laboratories International, Inc. *	41,200	1,420,988
Building Materials & Construction - 0.61%
Sterling Construction Company, Inc. *	30,200	486,220
Business Services - 4.41%
Arbitron, Inc.	68,300	1,251,256
Bowne & Company, Inc.	91,917	643,419
MAXIMUS, Inc.	38,500	1,603,525

		3,498,200

Chemicals - 2.08%
Zep, Inc.	103,600	1,655,528
Computers & Business Equipment - 3.78%
Diebold, Inc.	50,000	1,508,500
Electronics for Imaging, Inc. *	77,900	828,856
MTS Systems Corp.	2,800	74,312
Xyratex, Ltd. *	90,200	593,516

		3,005,184

Construction Materials - 0.43%
Simpson Manufacturing Company, Inc.	13,300	341,810
Cosmetics & Toiletries - 1.99%
Helen of Troy, Ltd. *	73,100	1,580,422
Crude Petroleum & Natural Gas - 3.63%
Penn Virginia Corp.	52,100	998,236
St. Mary Land & Exploration Company	28,000	736,400
Whiting Petroleum Corp. *	23,600	1,145,544

		2,880,180

Electrical Utilities - 2.93%
Unisource Energy Corp.	43,700	1,277,788
Westar Energy, Inc.	51,200	1,050,624

		2,328,412

Electronics - 4.26%
Belden, Inc.	96,700	2,023,931
Nam Tai Electronics, Inc.	77,900	419,102
Zebra Technologies Corp., Class A *	37,600	939,624

		3,382,657

Energy - 0.66%
New Jersey Resources Corp.	14,200	521,850
Financial Services - 7.05%
Ares Capital Corp.	126,000	1,171,800
Credit Acceptance Corp. *	18,000	549,180
Delphi Financial Group, Inc.	81,700	1,909,329
Financial Federal Corp.	23,600	552,712
GATX Corp.	51,700	1,418,131

		5,601,152

Food & Beverages - 1.73%
Lance, Inc.	56,600	1,372,550
Forest Products - 1.56%
Deltic Timber Corp.	24,200	1,236,136
Gas & Pipeline Utilities - 2.14%
Atmos Energy Corp.	32,200	877,128
WGL Holdings, Inc.	25,000	825,000

		1,702,128

Healthcare Products - 3.06%
Herbalife, Ltd.	51,900	1,571,532
ICU Medical, Inc. *	23,000	855,370

		2,426,902

Healthcare Services - 3.29%
AmSurg Corp. *	45,100	915,530
Centene Corp. *	47,700	825,687
CorVel Corp. *	28,900	868,734

		2,609,951

Hotels & Restaurants - 3.40%
CEC Entertainment, Inc. *	25,000	668,750
Choice Hotels International, Inc.	36,600	1,079,700
Sonic Corp. *	83,100	949,833

		2,698,283

Household Products - 0.79%
Tempur-Pedic International, Inc. *	42,500	629,000
Industrial Machinery - 1.40%
Albany International Corp., Class A	64,500	1,108,755
Insurance - 7.53%
Alleghany Corp. *	2,550	707,880
Assured Guaranty, Ltd.	64,200	1,277,580
IPC Holdings, Ltd.	27,000	875,340
Platinum Underwriters Holdings, Ltd.	39,200	1,421,000
Reinsurance Group of America, Inc.	18,200	783,510
Universal American Financial Corp. *	99,300	911,574

		5,976,884

Leisure Time - 0.49%
Bally Technologies, Inc. *	9,700	392,171
Manufacturing - 6.72%
Acuity Brands, Inc.	26,000	834,860
AptarGroup, Inc.	31,200	1,072,656
Carlisle Companies, Inc.	89,600	2,955,906
ESCO Technologies, Inc. *	12,700	470,662

		5,334,084

Metal & Metal Products - 2.94%
Matthews International Corp., Class A	27,000	940,680

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Cap Value Fund (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products (continued)
Mueller Industries, Inc.	57,600	$1,393,344

		2,334,024

Office Furnishings & Supplies - 3.32%
Acco Brands Corp. *	149,800	838,880
United Stationers, Inc. *	39,300	1,795,617

		2,634,497

Petroleum Services - 0.93%
SEACOR Holdings, Inc. *	9,700	738,461
Railroads & Equipment - 1.68%
Genesee & Wyoming, Inc., Class A *	42,500	1,333,650
Real Estate - 5.91%
Acadia Realty Trust, REIT	50,000	765,500
American Campus Communities, Inc., REIT	31,900	829,719
DiamondRock Hospitality Company, REIT	81,200	556,220
Mack-Cali Realty Corp., REIT	20,500	656,615
PS Business Parks, Inc., REIT	9,400	497,542
Realty Income Corp., REIT	54,200	1,384,810

		4,690,406

Retail Trade - 3.97%
Casey's General Stores, Inc.	29,400	815,850
Cato Corp., Class A	95,400	1,629,432
Hibbett Sports, Inc. *	40,400	709,828

		3,155,110

Software - 1.31%
Websense, Inc. *	68,400	1,036,944
Transportation - 1.29%
Kirby Corp. *	27,600	1,022,580
Trucking & Freight - 0.16%
Vitran Corp., Inc. *	11,300	131,871

TOTAL COMMON STOCKS (Cost $65,981,535)		$77,242,952

REPURCHASE AGREEMENTS - 2.78%
Bank of New York Tri-Party Repurchase Agreement dated 08/31/2009 at 0.21% to be repurchased at $1,900,011 on 09/01/2009, $2,330,048 Federal National Mortgage Association, 6.00% due 12/01/2036 (valued at $1,938,001, including interest)	$1,900,000	$1,900,000
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $307,001 on 09/01/2009, collateralized by $315,000 Federal Home Loan Mortgage Corp., 3.75% due 03/27/2019 (valued at $316,181, including interest)	307,000	307,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,207,000)		$2,207,000

Total Investments (Small Cap Value Fund) (Cost $68,188,535) - 100.07%		$79,449,952
Other assets and liabilities, net - (0.07)%		(58,973)

TOTAL NET ASSETS - 100.00%		$79,390,979

Small Company Growth Fund

COMMON STOCKS - 97.55%
Advertising - 0.64%
inVentiv Health, Inc. *	48,800	775,920
Aerospace - 1.45%
TransDigm Group, Inc. *	39,733	1,768,913
Apparel & Textiles - 1.15%
Interface, Inc., Class A	19,921	131,678
Warnaco Group, Inc. *	33,435	1,272,202

		1,403,880

Auto Parts - 0.84%
TRW Automotive Holdings Corp. *	57,715	1,018,670
Automobiles - 0.69%
Group 1 Automotive, Inc.	29,747	837,973
Banking - 3.23%
City National Corp. (a)	17,992	710,684
Cullen Frost Bankers, Inc.	14,819	730,280
Greenhill & Company, Inc. (a)	15,734	1,246,133
SVB Financial Group * (a)	31,439	1,249,700

		3,936,797

Biotechnology - 3.35%
Acorda Therapeutics, Inc. *	35,879	811,583
AMAG Pharmaceuticals, Inc. * (a)	20,168	827,695
Martek Biosciences Corp. * (a)	34,591	849,209
Myriad Genetics, Inc. *	23,815	728,024
Techne Corp.	14,176	874,234

		4,090,745

Business Services - 6.55%
CoStar Group, Inc. * (a)	36,696	1,392,613
Global Payments, Inc.	22,849	969,712
Informatica Corp. *	75,195	1,348,246
Parexel International Corp. *	34,118	437,734
SRA International, Inc., Class A *	47,497	943,765
Syntel, Inc. (a)	35,207	1,410,745
Tetra Tech, Inc. *	50,385	1,488,373

		7,991,188

Chemicals - 0.58%
Calgon Carbon Corp. *	49,285	704,776
Commercial Services - 1.01%
Chemed Corp.	28,346	1,234,185
Computers & Business Equipment - 3.02%
Cogent, Inc. *	100,733	1,057,696
MICROS Systems, Inc. *	39,564	1,102,649
Tech Data Corp. *	39,926	1,521,181

		3,681,526

Construction & Mining Equipment - 0.60%
Bucyrus International, Inc., Class A	24,678	736,638
Containers & Glass - 1.00%
Greif, Inc., Class A	24,613	1,219,328
Correctional Facilities - 1.09%
Corrections Corp. of America *	66,713	1,323,586
Crude Petroleum & Natural Gas - 4.25%
Arena Resources, Inc. *	31,415	960,671

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas (continued)
Bill Barrett Corp. *	29,862	$873,165
Carrizo Oil & Gas, Inc. * (a)	44,169	853,787
Goodrich Petroleum Corp. * (a)	36,905	883,506
Patterson-UTI Energy, Inc.	66,128	878,841
Whiting Petroleum Corp. *	15,023	729,216

		5,179,186
Drugs & Health Care - 0.91%
Meridian Bioscience, Inc. (a)	45,912	1,106,479
Electrical Equipment - 4.18%
General Cable Corp. *	33,630	1,186,466
Regal-Beloit Corp. (a)	27,738	1,260,970
Varian, Inc. *	34,251	1,754,336
Watsco, Inc.	17,031	899,748

		5,101,520
Electrical Utilities - 2.26%
ITC Holdings Corp.	25,257	1,176,471
Pike Electric Corp. *	87,272	969,592
Quanta Services, Inc. *	27,651	611,640

		2,757,703
Financial Services - 3.46%
Affiliated Managers Group, Inc. * (a)	15,728	1,027,510
Federated Investors, Inc., Class B	39,567	1,038,634
optionsXpress Holdings, Inc.	44,205	735,571
Stifel Financial Corp. *	25,119	1,414,200

		4,215,915
Food & Beverages - 0.70%
Ralcorp Holdings, Inc. *	13,663	857,080
Healthcare Products - 2.86%
American Medical Systems Holdings, Inc. *	4,107	62,591
Gen-Probe, Inc. *	19,955	769,265
Insulet Corp. * (a)	50,261	462,904
Nuvasive, Inc. * (a)	19,691	789,019
PSS World Medical, Inc. *	37,169	759,734
Zoll Medical Corp. *	35,587	639,854

		3,483,367
Healthcare Services - 1.01%
MEDNAX, Inc. *	23,556	1,226,561
Hotels & Restaurants - 4.86%
Brinker International, Inc.	61,022	888,480
Buffalo Wild Wings, Inc. * (a)	19,978	823,693
Choice Hotels International, Inc. (a)	31,437	927,392
Darden Restaurants, Inc.	25,943	854,303
Jack in the Box, Inc. *	55,049	1,122,449
P.F. Chang’s China Bistro, Inc. * (a)	40,975	1,307,512

		5,923,829
Household Products - 1.03%
Church & Dwight, Inc.	22,052	1,259,831
Industrial Machinery - 1.51%
FMC Technologies, Inc. *	23,811	1,135,784
Lindsay Corp. (a)	16,874	700,440

		1,836,224
Industrials - 0.44%
EnergySolutions, Inc.	60,830	540,170
Insurance - 1.54%
Brown & Brown, Inc.	35,618	707,730
ProAssurance Corp. *	22,204	1,165,710

		1,873,440
Internet Retail - 0.75%
Netflix, Inc. * (a)	21,029	918,126
Internet Software - 0.75%
F5 Networks, Inc. * (a)	26,611	917,813
Leisure Time - 2.08%
National Cinemedia, Inc.	37,064	555,960
Penn National Gaming, Inc. *	27,879	814,346
WMS Industries, Inc. *	27,501	1,164,117

		2,534,423
Manufacturing - 0.98%
Coherent, Inc. *	25,331	566,401
Hexcel Corp. *	57,407	624,588

		1,190,989
Medical-Hospitals - 1.42%
LifePoint Hospitals, Inc. * (a)	26,979	677,983
VCA Antech, Inc. * (a)	42,759	1,058,285

		1,736,268
Metal & Metal Products - 0.13%
Dynamic Materials Corp.	9,533	154,339
Petroleum Services - 1.92%
Dril-Quip, Inc. *	33,499	1,429,067
SandRidge Energy, Inc. *	75,160	916,952

		2,346,019
Pharmaceuticals - 3.42%
BioMarin Pharmaceutical, Inc. * (a)	54,568	898,735
Isis Pharmaceuticals, Inc. *	32,583	525,890
Myriad Pharmaceuticals, Inc. *	6,455	29,047
OSI Pharmaceuticals, Inc. *	18,639	622,915
Perrigo Company	30,021	886,220
United Therapeutics Corp. *	13,231	1,210,769

		4,173,576
Pollution Control - 0.49%
Fuel Tech, Inc. *	58,556	598,442
Publishing - 0.17%
VistaPrint, Ltd. *	5,134	212,753
Railroads & Equipment - 0.91%
Wabtec Corp.	29,674	1,111,291
Real Estate - 0.65%
BioMed Realty Trust, Inc., REIT	58,476	788,257
Retail Trade - 2.18%
Big Lots, Inc. *	40,004	1,016,902
Hot Topic, Inc. *	120,257	836,989
Tractor Supply Company *	17,176	808,302

		2,662,193

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors - 8.61%
Advanced Energy Industries, Inc. *	80,485	$841,873
Cabot Microelectronics Corp. *	30,761	1,062,793
Cymer, Inc. *	12,999	457,305
Hittite Microwave Corp. *	31,582	1,087,052
Microsemi Corp. *	69,036	974,098
Monolithic Power Systems, Inc. *	49,349	1,111,833
ON Semiconductor Corp. *	130,583	1,053,805
Power Integrations, Inc.	32,246	1,056,057
Silicon Laboratories, Inc. *	31,155	1,403,221
Varian Semiconductor Equipment Associates, Inc. * (a)	47,571	1,454,245

		10,502,282
Software - 8.16%
Aspen Technology, Inc. *	100,622	1,006,220
Blackboard, Inc. *	25,557	879,416
Eclipsys Corp. *	63,139	1,058,210
Lawson Software, Inc. *	154,398	951,092
Manhattan Associates, Inc. *	47,372	844,643
Omniture, Inc. *	70,869	1,014,135
Pegasystems, Inc.	299	9,158
Quality Systems, Inc. (a)	30,330	1,632,967
Quest Software, Inc. *	55,229	910,726
Sybase, Inc. *	23,668	824,830
Websense, Inc. *	53,718	814,365

		9,945,762
Steel - 0.45%
Carpenter Technology Corp.	25,675	547,134
Telecommunications Equipment &
Services - 5.74%
Harmonic, Inc. *	129,634	855,584
NeuStar, Inc., Class A *	48,208	1,117,462
NICE Systems, Ltd., ADR *	42,749	1,197,827
Polycom, Inc. *	56,664	1,336,704
SBA Communications Corp. * (a)	44,311	1,068,338
Starent Networks Corp. * (a)	70,335	1,423,580

		6,999,495
Toys, Amusements & Sporting Goods - 1.77%
Marvel Entertainment, Inc. *	44,522	2,153,529
Trucking & Freight - 2.76%
Forward Air Corp.	46,056	1,062,972
Hub Group, Inc., Class A *	43,803	960,600
Knight Transportation, Inc. (a)	81,579	1,345,238

		3,368,810

TOTAL COMMON STOCKS (Cost $111,529,696)		$118,946,931

SHORT TERM INVESTMENTS - 19.05%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	2,319,645	$23,222,667

TOTAL SHORT TERM INVESTMENTS (Cost $23,202,965)		$23,222,667

REPURCHASE AGREEMENTS - 3.40%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $4,152,008 on 09/01/2009, collateralized by $4,120,000 Federal National Mortgage Association, 5.625% due 09/18/2017 (valued at $4,238,450, including interest)	$4,152,000	$4,152,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,152,000)		$4,152,000

Total Investments (Small Company Growth Fund) (Cost $138,884,661) - 120.00%		$146,321,598
Other assets and liabilities, net - (20.00)%		(24,389,566)

TOTAL NET ASSETS - 100.00%		$121,932,032

Small Company Value Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 94.92%
Aerospace - 1.17%
Kratos Defense & Security Solutions, Inc. *	468,000	$360,360
Woodward Governor Company	185,000	3,883,150

		4,243,510
Air Travel - 0.78%
Alaska Air Group, Inc. *	111,700	2,818,191
Apparel & Textiles - 0.78%
Culp, Inc. *	89,000	520,650
G & K Services, Inc., Class A	98,100	2,305,350

		2,826,000
Auto Parts - 0.01%
Accuride Corp. *	164,000	37,720
Auto Services - 0.43%
Dollar Thrifty Automotive Group, Inc. *	78,800	1,563,392
Banking - 4.46%
East West Bancorp, Inc.	182,938	1,684,859
Glacier Bancorp, Inc. (a)	164,300	2,449,713
Home Bancshares, Inc.	116,500	2,359,125
Signature Bank *	63,000	1,912,680
SVB Financial Group * (a)	122,600	4,873,350
Wintrust Financial Corp.	104,800	2,899,816

		16,179,543
Biotechnology - 0.66%
Exelixis, Inc. * (a)	204,500	1,163,605
Myriad Genetics, Inc. *	40,200	1,228,914

		2,392,519
Broadcasting - 0.19%
Saga Communications, Inc., Class A *	47,875	682,219
Building Materials & Construction - 2.65%
Beacon Roofing Supply, Inc. *	338,800	5,698,616
Drew Industries, Inc. *	149,400	3,074,652

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Company Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Building Materials & Construction (continued)
Sterling Construction Company, Inc. *	52,000	$837,200

		9,610,468
Business Services - 5.90%
Compass Diversified Trust	162,600	1,647,138
Electro Rent Corp.	200,000	2,038,000
FTI Consulting, Inc. *	82,600	3,596,404
McGrath Rentcorp	182,100	3,581,907
MPS Group, Inc. *	367,500	3,623,550
Navigant Consulting Company *	207,300	2,609,907
StarTek, Inc. *	156,712	1,211,384
SYNNEX Corp. * (a)	104,600	3,101,390

		21,409,680
Chemicals - 3.21%
Airgas, Inc.	104,600	4,863,900
American Vanguard Corp. (a)	153,800	1,347,288
Arch Chemicals, Inc.	111,100	3,246,342
Innospec, Inc.	162,200	2,218,896

		11,676,426
Colleges & Universities - 0.63%
Corinthian Colleges, Inc. *	119,400	2,288,898
Commercial Services - 0.80%
Pool Corp. (a)	122,000	2,906,040
Computers & Business Equipment - 1.40%
Ixia *	263,709	1,611,262
Palm, Inc. * (a)	200,900	2,677,997
Xyratex, Ltd. *	118,700	781,046

		5,070,305
Construction & Mining Equipment - 1.43%
Astec Industries, Inc. *	54,200	1,372,886
Carbo Ceramics, Inc. (a)	49,900	2,148,195
Kaman Corp., Class A	80,800	1,674,984

		5,196,065
Construction Materials - 2.44%
Ameron International Corp.	49,500	4,008,015
Comfort Systems USA, Inc.	123,900	1,470,693
Universal Forest Products, Inc.	82,200	3,394,860

		8,873,568
Crude Petroleum & Natural Gas - 2.46%
Forest Oil Corp. * (a)	88,700	1,394,364
Penn Virginia Corp.	198,100	3,795,596
Whiting Petroleum Corp. *	77,500	3,761,850

		8,951,810
Domestic Oil - 0.48%
Mariner Energy, Inc. *	110,600	1,341,578
Union Drilling, Inc. *	61,619	385,735

		1,727,313
Drugs & Health Care - 1.70%
Landauer, Inc.	40,500	2,229,120
West Pharmaceutical Services, Inc.	98,100	3,942,639

		6,171,759
Electrical Equipment - 0.84%
C & D Technologies, Inc. * (a)	159,700	319,400
Littelfuse, Inc. *	84,700	2,120,888
Methode Electronics, Inc.	69,000	595,470

		3,035,758
Electrical Utilities - 2.72%
Black Hills Corp. (a)	101,300	2,591,254
Cleco Corp.	141,700	3,460,314
El Paso Electric Company *	141,500	2,397,010
Empire District Electric Company	79,200	1,437,480

		9,886,058
Electronics - 1.58%
Analogic Corp.	40,400	1,436,220
Belden, Inc.	118,000	2,469,740
Franklin Electric, Inc.	30,300	954,753
Newport Corp. *	124,600	883,414

		5,744,127
Financial Services - 3.82%
Ares Capital Corp.	352,200	3,275,460
Hercules Technology Growth Capital, Inc.	250,000	2,317,500
JMP Group, Inc.	112,900	1,157,225
Kohlberg Capital Corp.	206,867	984,687
Piper Jaffray Companies, Inc. *	44,900	2,275,532
Stifel Financial Corp. *	68,300	3,845,290

		13,855,694
Food & Beverages - 0.53%
Nash Finch Company	71,600	1,943,224
Forest Products - 0.98%
Deltic Timber Corp.	69,400	3,544,952
Furniture & Fixtures - 0.37%
Stanley Furniture Company, Inc.	109,600	1,328,352
Gas & Pipeline Utilities - 1.05%
Southwest Gas Corp.	94,300	2,296,205
Vectren Corp.	65,800	1,523,270

		3,819,475
Healthcare Products - 2.29%
AngioDynamics, Inc. *	82,400	1,067,080
Owens & Minor, Inc.	163,900	7,252,575

		8,319,655
Healthcare Services - 1.16%
National Healthcare Corp.	70,712	2,702,613
Triple-S Management Corp. * (a)	82,300	1,525,842

		4,228,455
Homebuilders - 1.25%
M/I Homes, Inc. * (a)	84,300	1,333,626
Meritage Homes Corp. *	143,700	3,220,317

		4,553,943
Hotels & Restaurants - 0.91%
Orient Express Hotels, Ltd., Class A *	283,000	2,818,680
The Steak & Shake Company * (a)	45,900	481,032

		3,299,712

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Company Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Industrial Machinery - 1.97%
Cascade Corp.	56,000	$1,426,880
Circor International, Inc.	74,800	1,930,588
IDEX Corp.	143,825	3,802,733

		7,160,201
Insurance - 4.34%
Employers Holdings, Inc.	83,300	1,236,172
Markel Corp. *	7,300	2,400,678
Max Capital Group, Ltd.	149,700	3,062,862
National Interstate Corp.	120,600	2,158,740
ProAssurance Corp. *	131,500	6,903,750

		15,762,202
Life Sciences - 0.25%
Symyx Technologies, Inc. *	144,900	895,482
Manufacturing - 2.92%
AptarGroup, Inc.	151,100	5,194,818
Nordson Corp. (a)	101,300	5,427,654

		10,622,472
Metal & Metal Products - 3.80%
Franco-Nevada Corp.	78,800	2,027,674
Gibraltar Industries, Inc.	164,500	1,980,580
International Royalty Corp.	408,800	1,475,768
Matthews International Corp., Class A	133,800	4,661,592
Sims Group, Ltd., SADR	187,300	3,654,223

		13,799,837
Mining - 0.40%
AMCOL International Corp. (a)	66,000	1,461,240
Mobile Homes - 0.62%
Winnebago Industries, Inc.	187,600	2,269,960
Multimedia - 0.38%
Ascent Media Corp., Class A *	53,700	1,380,090
Oil & Gas Drilling - 0.44%
Atwood Oceanics, Inc. *	55,900	1,592,032
Paper - 2.06%
Clearwater Paper Corp. *	53,000	2,445,950
Potlatch Corp.	101,000	2,939,100
Wausau-Mosinee Paper Corp.	216,500	2,091,390

		7,476,440
Petroleum Services - 0.75%
Hercules Offshore, Inc. * (a)	113,392	521,603
TETRA Technologies, Inc. *	248,000	2,187,360

		2,708,963
Railroads & Equipment - 1.30%
Genesee & Wyoming, Inc., Class A *	150,500	4,722,690
Real Estate - 6.19%
Acadia Realty Trust, REIT	35,695	546,490
CBL & Associates Properties, Inc., REIT (a)	416,000	3,897,920
Cedar Shopping Centers, Inc., REIT	188,600	1,212,698
First Potomac Realty Trust, REIT	149,300	1,596,017
Hatteras Financial Corp., REIT	96,500	2,884,385
Kilroy Realty Corp., REIT	139,500	3,865,545
LaSalle Hotel Properties, REIT	163,200	2,700,960
Parkway Properties, Inc., REIT	66,600	1,205,460
Redwood Trust, Inc., REIT	134,400	2,154,432
Washington Real Estate Investment Trust, REIT (a)	90,200	2,431,792

		22,495,699
Retail - 2.58%
Fred’s, Inc., Class A	147,400	1,927,992
Marinemax, Inc. *	141,200	995,460
Stein Mart, Inc. *	260,800	3,223,488
The Men’s Wearhouse, Inc. (a)	124,400	3,234,400

		9,381,340
Retail Trade - 3.70%
Aaron, Inc., Class B (a)	272,500	7,112,250
Casey’s General Stores, Inc.	89,600	2,486,400
CSS Industries, Inc.	82,200	1,716,336
Haverty Furniture Companies, Inc. * (a)	182,800	2,133,276

		13,448,262
Sanitary Services - 1.84%
Insituform Technologies, Inc., Class A *	179,200	3,431,680
Waste Connections, Inc. *	118,900	3,251,915

		6,683,595
Semiconductors - 3.37%
Advanced Energy Industries, Inc. *	178,800	1,870,248
ATMI, Inc. *	80,700	1,371,093
Brooks Automation, Inc. *	210,000	1,365,000
Cabot Microelectronics Corp. *	39,900	1,378,545
FormFactor, Inc. *	110,200	2,417,788
Microsemi Corp. *	129,900	1,832,889
Teradyne, Inc. * (a)	241,000	1,988,250

		12,223,813
Software - 2.18%
Progress Software Corp. *	150,900	3,362,052
SPSS, Inc. *	50,100	2,494,980
Websense, Inc. *	136,200	2,064,792

		7,921,824
Steel - 0.57%
Carpenter Technology Corp.	97,600	2,079,856
Telecommunications Equipment &
Services - 1.03%
Premiere Global Services, Inc. *	265,700	2,486,952
Sonus Networks, Inc. *	590,000	1,244,900

		3,731,852
Tires & Rubber - 0.64%
Myers Industries, Inc.	227,405	2,330,901
Tobacco - 0.38%
Alliance One International, Inc. *	360,000	1,378,800
Transportation - 2.19%
Kirby Corp. *	148,700	5,509,335
UTI Worldwide, Inc. *	189,000	2,428,650

		7,937,985

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Small Company Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Trucking & Freight - 1.94%
Landstar Systems, Inc.	202,000	$7,043,740

TOTAL COMMON STOCKS (Cost $341,271,088)		$344,694,107

PREFERRED STOCKS - 1.70%
Banking - 0.46%
East West Bancorp., Inc., Series A, 8.00%	2,214	1,681,373
Crude Petroleum & Natural Gas - 0.49%
Whiting Petroleum Corp., 6.25%	13,800	1,766,400
Insurance - 0.75%
Assured Guaranty, Ltd., 8.50%	33,000	2,717,088

TOTAL PREFERRED STOCKS (Cost $5,221,594)		$6,164,861

INVESTMENT COMPANIES - 1.12%
Investment Companies - 1.12%
First Opportunity Fund, Inc.	207,000	1,235,790
iShares Russell 2000 Value Index Fund	52,488	2,839,076

		4,074,866

TOTAL INVESTMENT COMPANIES (Cost $5,280,988)		$4,074,866

SHORT TERM INVESTMENTS - 11.72%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	3,354,957	$33,587,486
T. Rowe Price Reserve Investment Fund,
0.3265%	8,967,717	8,967,717

TOTAL SHORT TERM INVESTMENTS (Cost $42,523,660)		$42,555,203

REPURCHASE AGREEMENTS - 0.20%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $734,001 on 09/01/2009, collateralized by $735,000 Federal National Mortgage Association, 4.12% due 05/06/2013 (valued at $749,847, including interest)	$734,000	$734,000

TOTAL REPURCHASE AGREEMENTS (Cost $734,000)		$734,000

Total Investments (Small Company Value Fund) (Cost $395,031,330) - 109.66%		$398,223,037
Other assets and liabilities, net - (9.66)%		(35,072,038)

TOTAL NET ASSETS - 100.00%		$363,150,999

Smaller Company Growth Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 95.89%
Advertising - 0.22%
inVentiv Health, Inc. *	659	$10,478
Marchex, Inc., Class B	420	1,798
ValueClick, Inc. *	33,237	$340,679

		352,955
Aerospace - 0.44%
AAR Corp. *	1,431	24,341
Aerovironment, Inc. *	849	23,882
BE Aerospace, Inc. *	3,549	60,794
Cubic Corp.	912	32,394
Esterline Technologies Corp. *	588	18,181
GenCorp, Inc. *	2,643	11,656
HEICO Corp., Class A	807	24,775
HEICO Corp.	329	12,193
Orbital Sciences Corp., Class A *	3,209	47,461
Teledyne Technologies, Inc. *	7,690	259,615
TransDigm Group, Inc. *	2,198	97,855
Triumph Group, Inc.	332	14,442
Woodward Governor Company	3,472	72,877

		700,466
Agriculture - 0.01%
Tejon Ranch Company *	721	18,436
Air Travel - 0.54%
Airtran Holdings, Inc. * (a)	34,030	226,300
Alaska Air Group, Inc. *	15,810	398,886
Allegiant Travel Company *	690	27,041
Continental Airlines, Inc., Class B *	7,853	104,209
Hawaiian Holdings, Inc. *	2,915	21,338
UAL Corp. *	8,187	51,005
US Airways Group, Inc. * (a)	7,499	25,497

		854,276
Apparel & Textiles - 2.11%
American Apparel, Inc. *	1,802	6,667
Carter’s, Inc. *	19,115	480,933
Crocs, Inc. *	4,765	30,258
Deckers Outdoor Corp. *	746	50,952
Gymboree Corp. *	7,955	356,304
Hanesbrands, Inc. *	5,386	113,429
Iconix Brand Group, Inc. *	20,717	355,918
Jos. A. Bank Clothiers, Inc. * (a)	8,191	360,486
K-Swiss, Inc., Class A	530	5,109
Lululemon Athletica, Inc. *	2,196	44,052
Maidenform Brands, Inc. *	23,477	378,919
Phillips-Van Heusen Corp.	2,932	110,771
Skechers U.S.A., Inc., Class A *	660	11,755
Steven Madden, Ltd. *	8,017	258,388
True Religion Apparel, Inc. *	1,369	30,980
Under Armour, Inc., Class A * (a)	1,898	45,305
Unifirst Corp.	7,528	300,292
Volcom, Inc. *	965	13,674
Warnaco Group, Inc. *	10,251	390,051

		3,344,243
Auto Parts - 0.25%
American Axle & Manufacturing Holdings, Inc.	1,743	10,772
Amerigon, Inc. *	15,698	99,839
ArvinMeritor, Inc.	1,392	10,176
Dana Holding Corp. *	2,830	14,801

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Auto Parts (continued)
Dorman Products, Inc. *	349	$4,907
Fuel Systems Solutions, Inc. *	731	24,503
Gentex Corp.	7,831	114,254
Modine Manufacturing Company	617	5,226
Tenneco, Inc. *	2,687	42,186
TRW Automotive Holdings Corp. *	3,940	69,541

		396,205
Auto Services - 0.30%
Avis Budget Group, Inc. *	3,763	36,614
Monro Muffler Brake, Inc.	16,326	420,884
RSC Holdings, Inc. *	1,463	10,578

		468,076
Banking - 0.80%
Bank of the Ozarks, Inc.	382	9,527
Beneficial Mutual Bancorp, Inc. *	1,861	16,544
Cardinal Financial Corp.	1,521	12,016
Danvers Bancorp, Inc.	891	11,458
First Citizens Bancshares, Inc.	2,092	289,575
First Financial Bankshares, Inc.	329	16,397
First Financial Corp.	278	8,387
Glacier Bancorp, Inc.	1,749	26,078
Great Southern Bancorp, Inc.	246	5,178
Hancock Holding Company	679	26,012
Hanmi Financial Corp. *	660	997
Home Bancshares, Inc.	786	15,916
Investors Bancorp, Inc. *	2,942	27,184
NewAlliance Bancshares, Inc.	1,907	22,426
Oritani Financial Corp. (a)	637	8,498
Park National Corp.	221	13,231
Pinnacle Financial Partners, Inc. *	1,708	25,740
PrivateBancorp, Inc.	2,319	55,911
Provident Financial Services, Inc.	11,260	124,085
Rockville Financial, Inc.	249	3,332
Roma Financial Corp.	219	2,773
S.Y. Bancorp, Inc.	226	5,024
Signature Bank *	2,261	68,644
Sterling Financial Corp.	1,475	3,127
Suffolk Bancorp	542	15,691
SVB Financial Group *	1,876	74,571
Texas Capital Bancshares, Inc. *	13,190	218,294
United Community Banks, Inc. * (a)	23,182	156,247
ViewPoint Financial Group	634	7,938

		1,270,801
Biotechnology - 2.05%
Acorda Therapeutics, Inc. *	2,162	48,904
Affymetrix, Inc. *	4,021	31,042
Alnylam Pharmaceuticals, Inc. *	20,911	466,733
AMAG Pharmaceuticals, Inc. *	337	13,830
Arena Pharmaceuticals, Inc. *	3,406	15,838
Arqule, Inc. *	1,187	6,434
Bio Reference Labs, Inc. *	663	22,038
Bio-Rad Laboratories, Inc., Class A *	1,075	92,729
Exelixis, Inc. *	6,055	34,453
Facet Biotech Corp. *	1,396	14,016
Genomic Health, Inc. *	811	16,228
Geron Corp. * (a)	3,292	23,373
GTx, Inc. *	926	8,714
Human Genome Sciences, Inc. *	9,059	179,187
Illumina, Inc. * (a)	51,400	1,812,878
Immucor, Inc. *	4,006	72,469
Integra LifeSciences Holdings Corp. *	1,212	40,953
Intermune, Inc. * (a)	2,227	33,806
Lexicon Genetics, Inc. *	3,018	4,557
Life Sciences Research, Inc. *	351	2,724
Martek Biosciences Corp. *	1,886	46,301
Medarex, Inc. *	7,311	116,976
Medivation, Inc. *	1,028	26,029
Micromet, Inc. *	2,449	15,527
Momenta Pharmaceuticals, Inc. *	1,096	10,850
Nabi Biopharmaceuticals *	1,909	5,822
Nektar Therapeutics *	5,264	43,639
Neurocrine Biosciences, Inc. *	1,421	4,249
Orexigen Therapeutics, Inc. *	991	7,849
Osiris Therapeutics, Inc. * (a)	930	13,597
Progenics Pharmaceuticals, Inc. *	1,765	9,302
Sangamo Biosciences, Inc. *	1,971	13,817

		3,254,864
Broadcasting - 0.35%
CKX, Inc. *	2,410	15,207
Crown Media Holdings, Inc., Class A *	843	1,509
CTC Media, Inc. *	2,596	34,527
Fisher Communications, Inc. *	257	5,302
GigaMedia, Ltd. *	52,534	247,960
Liberty Media Corp. - Capital, Series A *	5,112	97,588
Mediacom Communications Corp., Class A *	2,289	11,514
Sirius XM Radio, Inc. *	219,396	147,763

		561,370
Building Materials & Construction - 1.31%
Argan, Inc. *	342	4,702
Beacon Roofing Supply, Inc. *	2,564	43,126
Builders FirstSource, Inc. *	511	3,930
Chicago Bridge & Iron Company N.V. (a)	111,500	1,755,010
China Architectural Engineering, Inc. *	1,187	2,018
Drew Industries, Inc. *	405	8,335
Dycom Industries, Inc. *	2,228	24,998
Eagle Materials, Inc.	2,357	62,060
EMCOR Group, Inc. *	1,872	43,374
Griffon Corp. *	1,056	11,162
MYR Group, Inc. *	1,060	21,730
Orion Marine Group, Inc. *	1,486	30,389
Sterling Construction Company, Inc. *	460	7,406
Texas Industries, Inc.	1,339	53,239
United States Lime & Minerals, Inc. *	161	6,002

		2,077,481
Business Services - 3.19%
3PAR, Inc. *	1,547	13,675
Administaff, Inc.	1,303	31,454
AMERCO, Inc. *	252	11,466
APAC Customer Services, Inc. *	52,895	289,865
Arbitron, Inc.	1,506	27,590

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Ariba, Inc. *	2,485	$28,478
Brinks Company	860	22,661
Chindex International, Inc. *	723	9,789
Coinstar, Inc. *	1,717	56,678
comScore, Inc. *	1,108	15,412
Constant Contact, Inc. *	1,204	25,079
Core-Mark Holding Company, Inc. *	191	5,484
CoStar Group, Inc. *	1,074	40,758
CRA International, Inc. *	14,340	400,516
CSG Systems International, Inc. *	1,998	30,110
DG Fastchannel, Inc. *	1,125	19,508
Euronet Worldwide, Inc. *	2,586	61,081
Exponent, Inc. *	775	21,917
EZCORP, Inc., Class A *	2,076	27,756
Forrester Research, Inc. *	907	21,351
FTI Consulting, Inc. *	9,227	401,744
Gartner Group, Inc., Class A *	3,488	58,110
Global Cash Access, Inc. *	29,279	212,273
GSI Commerce, Inc. *	2,250	39,015
Heidrick & Struggles International, Inc.	965	20,284
Hill International, Inc. *	1,364	8,102
Huron Consulting Group, Inc. *	1,102	20,740
ICF International, Inc. *	521	14,249
Informatica Corp. *	4,956	88,861
Kendle International, Inc. *	519	6,820
Kenexa Corp. *	1,146	14,050
Kforce, Inc. *	33,426	374,371
Korn/Ferry International *	1,266	17,509
Michael Baker Corp. *	451	15,100
Navigant Consulting Company *	2,838	35,730
Net 1 UEPS Technologies, Inc. *	16,710	318,994
OraSure Technologies, Inc. *	1,687	4,454
Parexel International Corp. *	32,052	411,227
Perot Systems Corp., Class A *	5,113	85,131
Pre-Paid Legal Services, Inc. *	406	18,611
Resources Connection, Inc. *	2,433	37,493
Rollins, Inc.	2,557	45,642
ScanSource, Inc. *	1,509	42,237
SonicWALL, Inc. *	3,060	22,919
Sourcefire, Inc. *	892	16,948
SRA International, Inc., Class A *	2,411	47,907
Standard Parking Corp. *	478	8,198
Stanley, Inc. *	816	20,930
SuccessFactors, Inc. *	1,938	23,004
Syntel, Inc.	1,417	56,779
TeleTech Holdings, Inc. *	2,166	36,952
Tetra Tech, Inc. *	3,425	101,175
The Hackett Group, Inc. *	69,470	182,011
TrueBlue, Inc. *	29,392	399,731
Tyler Technologies, Inc. *	25,374	386,446
Viad Corp.	579	10,463
VSE Corp.	5,203	178,515
Watson Wyatt Worldwide, Inc., Class A	2,425	105,973

		5,049,326
Cable & Television - 0.05%
Knology, Inc. *	1,714	12,409
Outdoor Channel Holdings, Inc. *	392	2,611
TiVo, Inc. *	5,943	58,301

		73,321
Cellular Communications - 1.68%
iPCS, Inc. *	874	13,800
NII Holdings, Inc. *	74,600	1,768,766
Novatel Wireless, Inc. *	41,146	397,059
RF Micro Devices, Inc. *	14,364	67,511
Syniverse Holdings, Inc. *	22,029	393,658
USA Mobility, Inc. *	1,286	16,371

		2,657,165
Chemicals - 1.72%
Albany Molecular Research, Inc. *	16,300	131,378
Albemarle Corp.	57,900	1,866,117
Balchem Corp.	1,043	25,971
Calgon Carbon Corp. *	2,957	42,285
Innophos Holdings, Inc.	513	9,793
Intrepid Potash, Inc. *	2,560	60,134
Landec Corp. *	1,406	8,591
LSB Industries, Inc. *	904	13,958
Newmarket Corp.	692	57,519
Sensient Technologies Corp.	14,486	377,650
Stepan Company	440	23,786
Valence Technology, Inc. * (a)	3,472	5,208
W.R. Grace & Company *	4,104	68,660
Zep, Inc.	1,226	19,591
Zoltek Companies, Inc. *	1,655	15,425

		2,726,066
Coal - 0.03%
International Coal Group, Inc. *	2,580	7,843
Patriot Coal Corp. *	4,867	43,122

		50,965
Colleges & Universities - 0.29%
Career Education Corp. *	15,622	371,023
Corinthian Colleges, Inc. *	4,701	90,118

		461,141
Commercial Services - 0.78%
Brink’s Home Security Holdings, Inc. *	2,603	81,396
Cardtronics, Inc. *	448	3,530
CBIZ, Inc. *	38,551	276,025
Cenveo, Inc. *	2,795	14,282
Chemed Corp.	1,284	55,905
DynCorp International, Inc. *	25,470	437,575
Exlservice Holdings, Inc. *	817	9,804
HMS Holdings Corp. *	1,471	55,324
Live Nation, Inc. *	4,042	28,415
Morningstar, Inc. *	1,085	48,066
Odyssey Marine Exploration, Inc. *	1,005	1,869
Perficient, Inc. *	917	7,116
Pool Corp.	2,751	65,529
Riskmetrics Group, Inc. *	1,753	27,277
Team, Inc. *	1,012	17,639
TNS, Inc. *	932	24,195
United Rentals, Inc. *	1,069	9,824

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services (continued)
Wright Express Corp. *	2,073	$65,341

		1,229,112
Computer Services - 0.13%
BluePhoenix Solutions, Ltd. *	61,939	203,160
Computers & Business Equipment - 2.99%
3Com Corp. *	79,768	346,991
3D Systems Corp. *	538	4,401
Acme Packet, Inc. *	1,644	13,415
Avocent Corp. *	22,340	364,589
BigBand Networks, Inc. *	34,810	135,411
Blue Coat Systems, Inc. *	18,206	357,020
CACI International, Inc., Class A *	9,775	449,259
Cogent, Inc. *	32,513	341,386
Compellent Technologies, Inc. * (a)	15,073	224,889
Digi International, Inc. *	1,347	11,544
Echelon Corp. * (a)	1,115	12,666
EMS Technologies, Inc. *	859	16,098
Falconstor Software, Inc. *	2,031	10,277
Furmanite Corp. *	1,963	7,184
Intermec, Inc. *	2,822	40,129
Isilon Systems, Inc. *	1,265	7,274
Ixia *	1,282	7,833
Jack Henry & Associates, Inc.	4,528	105,548
Limelight Networks, Inc. *	1,380	4,609
MICROS Systems, Inc. *	4,573	127,449
MTS Systems Corp.	429	11,386
National Instruments Corp.	3,316	84,989
NCI, Inc. *	371	10,889
Netezza Corp. *	2,212	21,235
NETGEAR, Inc. *	1,271	21,709
Netscout Systems, Inc. *	1,591	18,233
Palm, Inc. * (a)	6,664	88,831
Parametric Technology Corp. *	6,591	87,660
Plexus Corp. *	14,544	366,218
Radiant Systems, Inc. *	26,629	285,463
Sigma Designs, Inc. * (a)	1,513	21,379
Silicon Graphics International Corp. *	1,691	9,283
Silicon Storage Technology, Inc. *	1,606	2,939
Standard Microsystems Corp. *	434	10,103
STEC, Inc. * (a)	2,112	85,599
Stratasys, Inc. *	1,087	15,642
Super Micro Computer, Inc. *	1,472	11,732
Sykes Enterprises, Inc. *	1,994	41,854
Synaptics, Inc. * (a)	1,951	50,297
Trident Microsystems, Inc. *	3,558	8,575
Unisys Corp. *	21,063	51,394
Western Digital Corp. *	24,700	846,716

		4,740,098
Construction & Mining Equipment - 0.05%
Astec Industries, Inc. *	1,089	27,584
Carbo Ceramics, Inc.	731	31,469
Kaman Corp., Class A	505	10,469
Matrix Service Company *	1,479	16,299

		85,821
Construction Materials - 0.27%
Applied Industrial Technologies, Inc.	2,163	44,623
Clarcor, Inc.	2,896	92,846
Comfort Systems USA, Inc.	2,200	26,114
Simpson Manufacturing Company, Inc.	9,208	236,645
USG Corp. *	1,975	29,348

		429,576
Containers & Glass - 0.25%
Bway Holding Company *	620	9,610
Greif, Inc., Class A	1,384	68,563
Mobile Mini, Inc. *	2,017	35,761
Silgan Holdings, Inc.	5,659	275,141

		389,075
Correctional Facilities - 0.04%
Cornell Corrections, Inc. *	806	16,192
The Geo Group, Inc. *	2,908	53,275

		69,467
Cosmetics & Toiletries - 0.59%
Bare Escentuals, Inc. *	3,661	33,974
Chattem, Inc. *	6,831	418,330
Helen of Troy, Ltd. *	12,048	260,478
Revlon, Inc. *	955	4,336
Sally Beauty Holdings, Inc. *	4,660	33,133
Steiner Leisure, Ltd. *	5,415	179,886

		930,137
Crude Petroleum & Natural Gas - 3.22%
Arena Resources, Inc. *	60,573	1,852,322
Bill Barrett Corp. *	12,064	352,751
Cabot Oil & Gas Corp.	30,800	1,085,700
Cano Petroleum, Inc. *	99,950	68,966
Carrizo Oil & Gas, Inc. *	1,588	30,696
Concho Resources, Inc. *	3,642	118,693
Contango Oil & Gas Company *	720	32,357
Endeavour International Corp. *	6,304	6,997
EXCO Resources, Inc. *	27,334	400,716
GMX Resources, Inc. *	1,212	12,835
Goodrich Petroleum Corp. *	483	11,563
Gulfport Energy Corp. *	1,568	11,760
North American Energy Partners, Inc. *	46,340	291,015
Northern Oil And Gas, Inc. *	1,253	8,007
Penn Virginia Corp.	14,850	284,526
St. Mary Land & Exploration Company	3,549	93,339
SulphCo, Inc. *	1,906	3,031
Unit Corp. *	9,549	357,228
VAALCO Energy, Inc. *	1,153	5,442
Venoco, Inc. *	1,341	10,795
W&T Offshore, Inc.	680	6,718
Western Refining, Inc. *	1,052	6,386
Whiting Petroleum Corp. *	1,012	49,123

		5,100,966
Domestic Oil - 0.70%
Atlas America, Inc.	2,126	47,155
Brigham Exploration Company *	4,474	29,305
Clayton Williams Energy, Inc. *	445	8,811
Comstock Resources, Inc. *	10,998	388,559

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Domestic Oil (continued)
Delta Petroleum Corp. *	4,667	$8,401
Holly Corp.	1,574	35,950
McMoran Exploration Company * (a)	4,350	36,279
Natural Gas Services Group, Inc. *	15,593	222,824
Oil States International, Inc. *	10,967	323,197
Warren Resources, Inc. *	3,162	7,747

		1,108,228
Drugs & Health Care - 0.58%
Abaxis, Inc. *	1,246	33,144
Abiomed, Inc. *	1,764	14,606
Almost Family, Inc. *	414	11,414
Dendreon Corp. *	3,172	74,130
Durect Corp. *	4,173	10,182
Hansen Medical, Inc. *	1,674	5,708
Immunogen, Inc. *	1,509	11,001
Landauer, Inc.	185	10,182
Luminex Corp. *	2,229	34,059
Maxygen, Inc. *	1,624	11,498
Meridian Bioscience, Inc.	2,305	55,551
Oculus Innovative Sciences, Inc. * (a)	22,490	55,325
Opko Health, Inc. *	2,449	5,706
Pain Therapeutics, Inc. *	2,023	10,317
Quidel Corp. *	1,540	23,778
Seattle Genetics, Inc. *	4,732	57,967
Vivus, Inc. *	60,504	374,520
West Pharmaceutical Services, Inc.	1,863	74,874
XenoPort, Inc. *	1,518	27,673
Zymogenetics, Inc. *	2,139	12,577

		914,212
Educational Services - 0.78%
American Public Education, Inc. *	9,137	316,597
Capella Education Company * (a)	6,628	419,884
ChinaCast Education Corp. *	35,081	208,030
Grand Canyon Education, Inc. *	13,257	230,672
K12, Inc. *	987	20,322
Lincoln Educational Services Corp. *	609	13,508
Renaissance Learning, Inc.	247	2,448
Universal Technical Institute, Inc. *	1,141	22,968

		1,234,429
Electrical Equipment - 3.85%
A.O. Smith Corp.	39,400	1,499,170
Aaon, Inc.	730	15,242
American Science & Engineering, Inc.	5,878	362,026
Anaren, Inc. *	781	12,559
Anixter International, Inc. * (a)	1,705	59,811
AZZ, Inc. *	691	23,784
Bel Fuse, Inc., Class A	31	539
Capstone Turbine Corp. * (a)	209,278	272,061
DTS, Inc. *	989	26,505
General Cable Corp. *	13,557	478,291
GrafTech International, Ltd. *	28,984	412,442
Greatbatch, Inc. *	17,268	371,780
Houston Wire & Cable Company	948	10,912
Plug Power, Inc. *	3,053	2,137
Polypore International, Inc. *	1,381	15,702
Powell Industries, Inc. *	485	18,343
Power-One, Inc. *	3,726	4,844
Preformed Line Products Company	74	2,775
Universal Electronics, Inc. *	774	14,567
Varian, Inc. *	1,641	84,052
Vicor Corp. *	1,099	8,078
Watsco, Inc.	45,400	2,398,482

		6,094,102
Electrical Utilities - 0.30%
Avista Corp.	15,570	303,927
EnerNOC, Inc. *	1,001	26,967
ITC Holdings Corp.	2,830	131,821
Pike Electric Corp. *	520	5,777

		468,492
Electronics - 1.66%
Anadigics, Inc. *	71,044	273,519
Axsys Technologies, Inc. *	562	30,348
Bel Fuse, Inc., Class B	310	5,239
Cogo Group, Inc. *	1,024	5,530
Daktronics, Inc.	1,955	15,777
Electro Scientific Industries, Inc. *	537	6,594
Ener1, Inc. * (a)	2,582	16,473
Enersys *	15,435	307,002
FEI Company *	2,126	50,301
Harbin Electric, Inc. *	23,170	287,540
ICx Technologies, Inc. *	675	3,206
II-VI, Inc. *	13,645	365,140
Integrated Electrical Services, Inc. *	13,916	116,060
IPG Photonics Corp. *	1,290	15,635
Itron, Inc. *	2,248	123,168
Maxwell Technologies, Inc. *	1,282	17,346
Multi-Fineline Electronix, Inc. *	567	15,672
NVE Corp. *	3,676	195,563
OSI Systems, Inc. *	890	15,014
Rogers Corp. *	312	8,143
Supertex, Inc. *	619	15,995
Sycamore Networks, Inc. *	11,303	34,361
Taser International, Inc. *	3,317	15,092
Thomas & Betts Corp. *	3,004	83,181
Tyco Electronics, Ltd. *	7,500	171,150
Universal Display Corp. * (a)	1,863	20,307
Zebra Technologies Corp., Class A *	3,379	84,441
Zoran Corp. *	29,560	326,638

		2,624,435
Energy - 1.35%
Alon USA Energy, Inc.	530	4,993
Clean Energy Fuels Corp. * (a)	1,819	22,774
Comverge, Inc. *	932	10,382
Energy Conversion Devices, Inc. * (a)	2,602	29,116
Evergreen Solar, Inc. * (a)	10,855	18,345
Fuelcell Energy, Inc. *	3,514	12,826
GT Solar International, Inc. *	2,021	10,368
McDermott International, Inc. *	82,800	1,967,328
Orion Energy Systems, Inc. *	832	2,604
Ormat Technologies, Inc.	1,161	41,866

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy (continued)
Rosetta Resources, Inc. *	1,487	$17,561

		2,138,163
Financial Services - 2.88%
AmeriCredit Corp. * (a)	4,910	84,747
Asset Acceptance Capital Corp. *	562	4,091
Bankrate, Inc. *	799	22,763
Cass Information Systems, Inc.	363	11,333
Cohen & Steers, Inc.	623	12,254
CompuCredit Holdings Corp. * (a)	954	4,169
Credit Acceptance Corp. *	614	18,733
Dollar Financial Corp. *	1,362	23,740
Duff & Phelps Corp.	1,101	18,761
E*TRADE Financial Corp. * (a)	59,743	105,148
Encore Capital Group, Inc. *	16,474	245,463
Evercore Partners, Inc.	519	13,068
FBR Capital Markets Corp. *	1,620	8,764
FCStone Group, Inc. *	750	3,592
Federal Home Loan Mortgage Corp. * (a)	36,870	84,432
Federal National Mortgage Association * (a)	63,009	121,607
GAMCO Investors, Inc., Class A	189	8,530
Heartland Payment Systems, Inc.	1,279	16,000
Interactive Brokers Group, Inc. *	2,306	43,768
Investment Technology Group, Inc. *	2,468	60,812
KBW, Inc. *	1,156	33,085
Knight Capital Group, Inc. *	23,593	474,691
MarketAxess Holdings, Inc. *	17,767	197,036
Meridian Interstate Bancorp, Inc. *	585	5,423
NewStar Financial, Inc. *	587	1,620
optionsXpress Holdings, Inc.	2,468	41,068
Portfolio Recovery Associates, Inc. *	871	38,254
Raymond James Financial, Inc. (a)	82,800	1,883,700
Stifel Financial Corp. *	10,622	598,019
UMB Financial Corp.	871	34,866
Waddell & Reed Financial, Inc., Class A	11,520	305,626
Westwood Holdings Group, Inc.	325	12,519
World Acceptance Corp. *	823	21,423

		4,559,105
Food & Beverages - 0.97%
American Dairy, Inc. *	492	15,104
American Italian Pasta Company, Class A *	1,192	36,070
Calavo Growers, Inc.	14,302	251,715
Cal-Maine Foods, Inc.	254	7,252
Chiquita Brands International, Inc. * (a)	12,113	186,540
Coca-Cola Bottling Company Consolidated	172	9,298
Diamond Foods, Inc.	11,168	312,146
Flowers Foods, Inc.	15,905	378,062
Green Mountain Coffee Roasters, Inc. * (a)	1,943	116,949
Heckmann Corp. *	33,356	138,761
Lance, Inc.	508	12,319
M & F Worldwide Corp. *	656	12,871
National Beverage Corp. *	325	3,296
Smart Balance, Inc. *	3,366	21,509
Tootsie Roll Industries, Inc.	811	19,180
TreeHouse Foods, Inc. *	625	23,156

		1,544,228
Forest Products - 0.01%
Deltic Timber Corp.	299	15,273
Gas & Pipeline Utilities - 0.02%
Global Industries, Ltd. *	2,915	27,692
Gold - 0.16%
Gammon Gold, Inc. *	37,550	252,711
Healthcare Products - 5.02%
Accuray, Inc. *	2,551	16,377
Align Technology, Inc. *	3,202	42,907
American Medical Systems Holdings, Inc. *	34,933	532,379
Atrion Corp.	521	71,377
ATS Medical, Inc. *	2,617	7,040
Bruker BioSciences Corp. *	50,367	511,225
C.R. Bard, Inc.	16,800	1,353,744
Cantel Medical Corp. *	792	10,645
CardioNet, Inc. *	24,483	176,278
Clinical Data, Inc. *	460	7,254
Conceptus, Inc. *	1,736	31,456
Cryolife, Inc. *	1,514	11,279
Cyberonics, Inc. *	1,547	23,267
Cypress Biosciences, Inc. *	2,165	15,068
Haemonetics Corp. *	8,428	443,650
Hanger Orthopedic Group, Inc. *	1,773	24,840
Herbalife, Ltd.	2,276	68,917
ICU Medical, Inc. *	10,506	390,718
Insulet Corp. *	1,021	9,403
Kensey Nash Corp. *	293	7,650
Mannkind Corp. * (a)	3,790	29,524
Masimo Corp. *	2,780	69,834
Medicines Company *	3,000	22,860
Merit Medical Systems, Inc. *	1,508	27,219
Natus Medical, Inc. *	1,583	22,558
NutriSystem, Inc.	1,572	22,370
Nuvasive, Inc. *	2,073	83,065
Orthofix International NV *	871	23,839
PSS World Medical, Inc. *	3,377	69,026
Sirona Dental Systems, Inc. *	4,976	131,566
Somanetics Corp. *	681	8,908
SonoSite, Inc. *	974	22,665
St. Jude Medical, Inc. *	31,900	1,229,426
Stereotaxis, Inc. * (a)	1,808	6,364
STERIS Corp.	14,521	421,399
SurModics, Inc. *	845	19,342
Symmetry Medical, Inc. *	2,027	22,338
Synovis Life Technologies, Inc. *	26,585	418,182
The Cooper Companies, Inc.	49,200	1,344,144
Thoratec Corp. *	3,212	84,283
TomoTherapy, Inc. *	2,072	6,941
Ulta Salon, Cosmetics & Fragrance, Inc. *	1,468	16,911
USANA Health Sciences, Inc. *	350	11,032
Volcano Corp. *	2,473	35,364
Wright Medical Group, Inc. *	2,163	35,127
Zoll Medical Corp. *	1,193	21,450

		7,961,211
Healthcare Services - 2.00%
Air Methods Corp. *	624	21,297

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
Alliance Imaging, Inc. *	1,446	$7,996
Amedisys, Inc. *	7,616	339,217
AMN Healthcare Services, Inc. *	1,198	11,824
athenahealth, Inc. *	1,238	49,805
Brookdale Senior Living, Inc.	1,479	23,501
Catalyst Health Solutions, Inc. *	2,118	60,490
CorVel Corp. *	476	14,309
Emergency Medical Services Corp., Class A *	7,016	318,176
Emeritus Corp. *	1,218	21,961
Enzo Biochem, Inc. *	666	3,390
Gentiva Health Services, Inc. *	1,016	22,403
Healthcare Services Group, Inc.	2,339	41,354
Healthsouth Corp. *	5,022	78,393
Healthways, Inc. *	1,916	25,061
HLTH Corp. *	5,597	81,213
ICON PLC, SADR *	17,436	376,966
IPC The Hospitalist Company *	778	22,982
LHC Group, Inc. *	12,933	316,212
Magellan Health Services, Inc. *	1,305	41,877
National Healthcare Corp.	388	14,829
Palomar Medical Technologies, Inc. *	976	13,547
Phase Forward, Inc. *	27,293	350,988
Psychiatric Solutions, Inc. *	6,564	175,850
Star Scientific, Inc. * (a)	4,070	4,070
Sun Healthcare Group, Inc. *	868	7,152
The Advisory Board Company *	7,607	201,053
The Ensign Group, Inc.	12,605	174,831
Town Sports International Holdings, Inc. *	834	2,294
US Physical Therapy, Inc. *	19,464	282,617
Virtual Radiologic Corp. *	404	4,666
WebMD Health Corp. *	553	18,188
WellCare Health Plans, Inc. *	1,561	37,885

		3,166,397
Homebuilders - 0.05%
Hovnanian Enterprises, Inc., Class A *	1,955	10,498
KB Home	1,605	29,227
M/I Homes, Inc. *	494	7,815
Meritage Homes Corp. *	593	13,289
Ryland Group, Inc.	857	19,643

		80,472
Hotels & Restaurants - 1.39%
AFC Enterprises, Inc. *	1,432	11,886
BJ’s Restaurants, Inc. *	18,929	324,632
Buffalo Wild Wings, Inc. *	9,530	392,922
California Pizza Kitchen, Inc. *	1,296	18,222
CEC Entertainment, Inc. *	1,310	35,042
Choice Hotels International, Inc.	1,230	36,285
CKE Restaurants, Inc.	2,628	25,413
Denny’s Corp. *	5,416	13,811
DineEquity, Inc. *	552	11,636
Jack in the Box, Inc. *	16,477	335,966
Krispy Kreme Doughnuts, Inc. *	1,624	4,986
Morgans Hotel Group Company *	1,498	7,385
O’Charley’s, Inc.	13,208	101,041
P.F. Chang’s China Bistro, Inc. * (a)	10,607	338,469
Panera Bread Company, Class A *	1,690	88,235
Papa John’s International, Inc. *	1,272	29,676
Peets Coffee & Tea, Inc. *	734	19,311
Red Robin Gourmet Burgers, Inc. *	14,552	280,562
Sonic Corp. *	3,281	37,502
Texas Roadhouse, Inc., Class A *	2,935	29,908
The Cheesecake Factory, Inc. *	3,247	59,647
The Steak & Shake Company *	691	7,242

		2,209,779
Household Appliances - 0.06%
National Presto Industries, Inc.	273	22,869
The Toro Company	2,036	77,226

		100,095
Household Products - 0.30%
Jarden Corp. *	19,810	482,373
Industrial Machinery - 1.27%
Actuant Corp., Class A	3,770	53,270
Badger Meter, Inc.	800	28,952
Dionex Corp. *	1,006	60,501
Gardner Denver, Inc. *	2,953	95,884
Gorman-Rupp Company (a)	851	20,041
Graco, Inc.	3,406	85,525
IDEX Corp.	4,590	121,360
Lindsay Corp. (a)	665	27,604
Lufkin Industries, Inc.	294	13,009
Middleby Corp. *	948	44,736
NATCO Group, Inc. *	1,133	47,133
OYO Geospace Corp. *	269	5,410
Pall Corp.	41,700	1,239,741
Raser Technologies, Inc. * (a)	2,358	4,952
Robbins & Myers, Inc.	1,587	36,850
Rofin-Sinar Technologies, Inc. *	1,644	37,384
Valmont Industries, Inc.	1,045	86,035

		2,008,387
Industrials - 0.25%
Clean Harbors, Inc. *	1,340	79,087
EnergySolutions, Inc.	36,348	322,770

		401,857
Insurance - 2.48%
Ambac Financial Group, Inc. *	16,344	28,766
Amtrust Financial Services, Inc.	764	9,650
Citizens, Inc., Class A *	2,404	16,371
Crawford & Company, Class B *	768	3,556
Crawford & Company *	425	1,466
eHealth, Inc. *	1,196	22,126
Everest Re Group, Ltd.	20,000	1,686,200
Greenlight Capital Re, Ltd., Class A *	1,194	21,850
Infinity Property & Casualty Corp.	7,324	322,036
Life Partners Holdings, Inc.	423	7,250
MGIC Investment Corp. *	2,477	20,138
Navigators Group, Inc. *	819	42,506
Radian Group, Inc.	1,630	14,947
RLI Corp.	1,045	55,396
Tower Group, Inc.	17,077	409,677

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Universal Insurance Holdings, Inc.	507	$2,545
Willis Group Holdings, Ltd.	49,400	1,274,026

		3,938,506
International Oil - 0.04%
ATP Oil & Gas Corp. *	2,153	24,006
BPZ Energy, Inc. *	4,031	24,508
Cheniere Energy, Inc. *	3,039	8,357
Tesco Corp. *	1,804	13,855

		70,726
Internet Content - 0.61%
Dice Holdings, Inc. *	1,056	6,178
InfoSpace, Inc. *	21,885	177,269
Internet Capital Group, Inc. *	2,089	13,871
Liquidity Services, Inc. *	952	10,367
LoopNet, Inc. *	1,552	12,400
Move, Inc. *	78,529	226,949
RightNow Technologies, Inc. *	1,261	15,863
Sohu.com, Inc. *	1,741	106,375
TechTarget, Inc. *	705	4,526
TeleCommunication Systems, Inc. *	49,935	376,510
The Knot, Inc. *	1,630	16,463

		966,771
Internet Retail - 0.07%
1-800-Flowers.com, Inc., Class A *	1,510	4,666
Blue Nile, Inc. *	825	45,688
Internet Brands, Inc., Class A *	1,304	9,506
Overstock.com, Inc. *	904	11,264
PetMed Express, Inc.	1,320	23,879
Shutterfly, Inc. *	534	7,722
Stamps.com, Inc. *	741	6,387

		109,112
Internet Service Provider - 2.07%
Cogent Communications Group, Inc. *	2,382	22,986
Equinix, Inc. * (a)	34,700	2,923,822
Rackspace Hosting, Inc. *	2,732	35,352
Terremark Worldwide, Inc. *	2,394	12,617
United Online, Inc.	40,804	285,628

		3,280,405
Internet Software - 1.13%
Art Technology Group, Inc. *	96,454	389,674
Chordiant Software, Inc. *	1,702	6,655
Clicksoftware Technologies, Ltd. *	26,440	165,514
Cybersource Corp. *	32,712	502,129
DealerTrack Holdings, Inc. *	2,168	43,750
Digital River, Inc. *	2,171	76,680
eResearch Technology, Inc. *	2,376	14,945
F5 Networks, Inc. * (a)	4,468	154,101
NIC, Inc. *	29,153	223,604
RealNetworks, Inc. *	5,349	18,936
S1 Corp. *	3,006	18,908
Sapient Corp. *	5,797	42,492
Switch & Data Facilities Company, Inc. *	1,271	17,273
TIBCO Software, Inc. *	9,983	88,549
VASCO Data Security International, Inc. *	1,690	14,635
Vocus, Inc. *	1,039	17,518

		1,795,363
Investment Companies - 0.00%
Teton Advisors, Inc. * (l)	2	0
Leisure Time - 1.29%
Bally Technologies, Inc. *	11,855	479,298
Brunswick Corp.	2,494	23,169
Cinemark Holdings, Inc.	644	6,466
Isle of Capri Casinos, Inc. *	28,720	293,806
Life Time Fitness, Inc. *	2,061	64,138
Lions Gate Entertainment Corp. *	6,588	43,217
Marine Products Corp.	196	1,000
Monarch Casino & Resort, Inc. *	356	3,571
National Cinemedia, Inc.	2,396	35,940
Penn National Gaming, Inc. *	12,230	357,238
Perfect World Co, Ltd. *	11,190	426,899
Pinnacle Entertainment, Inc. *	1,188	11,143
Polaris Industries, Inc.	1,762	66,445
Scientific Games Corp., Class A *	3,942	60,786
Shuffle Master, Inc. *	3,035	23,005
Vail Resorts, Inc. *	727	24,078
WMS Industries, Inc. *	2,780	117,677

		2,037,876
Life Sciences - 0.12%
American Ecology Corp.	984	17,987
Celera Corp. *	8,932	58,415
Dawson Geophysical Company *	287	7,115
Halozyme Therapeutics, Inc. *	4,829	35,928
Incyte Corp. *	4,983	32,838
Sequenom, Inc. * (a)	3,303	21,106
Symyx Technologies, Inc. *	1,938	11,977

		185,366
Liquor - 0.28%
Boston Beer Company, Inc. *	549	21,823
Central European Distribution Corp. *	13,060	420,532

		442,355
Manufacturing - 0.68%
Acuity Brands, Inc.	2,327	74,720
AptarGroup, Inc.	6,166	211,987
ATC Technology Corp. *	16,195	338,799
Blount International, Inc. *	801	7,345
Ceradyne, Inc. *	486	9,098
Coherent, Inc. *	1,387	31,013
ESCO Technologies, Inc. *	1,491	55,256
Force Protection, Inc. *	3,979	21,089
GenTek, Inc. *	576	15,800
Hexcel Corp. *	5,491	59,742
iRobot Corp. *	1,057	12,124
John Bean Technologies Corp.	1,567	26,153
K-Tron International, Inc. *	144	12,128
Mine Safety Appliances Company	1,942	51,910
Nordson Corp.	1,720	92,158
Raven Industries, Inc.	917	26,501
Smith & Wesson Holding Corp. *	2,684	14,440

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Manufacturing (continued)
Spartan Motors, Inc.	1,757	$9,541
Sturm Ruger & Company, Inc.	1,078	14,887

		1,084,691
Medical Instruments - 0.00%
MAKO Surgical Corp. *	914	7,815
Medical-Drugs - 0.00%
SIGA Technologies, Inc. *	1,058	7,744
Medical-Hospitals - 1.27%
Cepheid, Inc. *	3,295	39,507
Clarient, Inc. *	1,757	6,905
DexCom, Inc. *	2,202	17,198
EV3, Inc. *	3,642	46,399
Exactech, Inc. *	467	6,944
Genoptix, Inc. * (a)	11,475	329,218
IRIS International, Inc. *	1,020	10,486
MWI Veterinary Supply, Inc. *	655	24,372
Neogen Corp. *	798	22,344
Orthovita, Inc. *	3,865	16,310
Tenet Healthcare Corp. *	27,298	127,209
VCA Antech, Inc. *	55,118	1,364,170
Vital Images, Inc. *	777	9,876

		2,020,938
Metal & Metal Products - 2.09%
Ampco-Pittsburgh Corp.	245	5,851
Brush Engineered Materials, Inc. *	402	8,916
Crown Holdings, Inc. *	114,800	2,850,484
Dynamic Materials Corp.	731	11,835
Fushi Copperweld, Inc. *	554	4,327
Haynes International, Inc. *	441	11,955
Horsehead Holding Corp. *	1,995	22,344
L.B. Foster Company *	580	17,296
Matthews International Corp., Class A	1,731	60,308
Mueller Industries, Inc.	1,051	25,424
Sun Hydraulics, Inc.	247	4,552
Thompson Creek Metals Company, Inc. *	24,900	286,350

		3,309,642
Mining - 0.29%
Allied Nevada Gold Corp. *	2,627	21,252
AMCOL International Corp.	1,305	28,893
General Moly, Inc. *	2,246	6,154
Hecla Mining Company *	4,297	12,805
Royal Gold, Inc.	2,200	87,296
Stillwater Mining Company *	48,260	309,347

		465,747
Mobile Homes - 0.01%
Thor Industries, Inc.	714	18,600
Office Furnishings & Supplies - 0.06%
Herman Miller, Inc.	1,063	17,242
Office Depot, Inc. *	10,156	53,014
OfficeMax, Inc.	2,158	24,407

		94,663
Oil & Gas Drilling - 0.06%
Atwood Oceanics, Inc. *	3,286	93,585
Paper - 0.10%
Rock-Tenn Company, Class A	2,969	152,280
Petroleum Services - 2.44%
Approach Resources, Inc. *	702	5,265
Core Laboratories N.V. (a)	5,071	469,930
Delek US Holdings, Inc.	493	3,988
Dril-Quip, Inc. *	53,176	2,268,488
Exterran Holdings, Inc. *	2,193	39,540
GulfMark Offshore, Inc. *	764	22,783
Hercules Offshore, Inc. * (a)	62,391	286,999
Hornbeck Offshore Services, Inc. *	13,031	287,464
Key Energy Services, Inc. *	35,955	257,078
Pioneer Drilling Company *	2,858	16,291
Rex Energy Corp. *	1,345	8,016
RPC, Inc.	1,665	15,218
SEACOR Holdings, Inc. *	382	29,082
Superior Energy Services, Inc. *	2,889	52,666
Superior Well Services, Inc. *	868	7,838
T-3 Energy Services, Inc. *	354	6,223
TETRA Technologies, Inc. *	2,140	18,875
Willbros Group, Inc. *	2,245	27,950
World Fuel Services Corp.	796	35,772

		3,859,466
Pharmaceuticals - 3.16%
Affymax, Inc. *	751	17,108
Akorn, Inc. *	3,284	4,302
Alexion Pharmaceuticals, Inc. *	9,283	419,035
Alkermes, Inc. *	5,377	48,662
Allos Therapeutics, Inc. *	2,293	16,854
American Oriental Bioengineering, Inc. *	2,302	11,717
Amicus Therapeutics, Inc. *	384	3,775
Array BioPharma, Inc. *	2,584	10,646
Auxilium Pharmaceuticals, Inc. *	2,428	69,902
BioMarin Pharmaceutical, Inc. *	5,687	93,665
Cadence Pharmaceuticals, Inc. *	932	10,168
Caraco Pharmaceutical Labs *	611	2,462
Cubist Pharmaceuticals, Inc. *	21,896	452,809
Emergent Biosolutions, Inc. *	22,965	425,541
Enzon Pharmaceuticals, Inc. * (a)	2,497	17,903
Idenix Pharmaceuticals, Inc. *	832	2,546
Inspire Pharmaceuticals, Inc. *	3,795	22,656
Isis Pharmaceuticals, Inc. * (a)	32,872	530,554
K-V Pharmaceutical Company, Class A *	1,250	2,862
Ligand Pharmaceuticals, Inc., Class B *	5,744	13,786
MAP Pharmaceuticals, Inc. *	759	6,710
Medicis Pharmaceutical Corp., Class A	3,347	61,819
Myriad Pharmaceuticals, Inc. *	1,351	6,079
NPS Pharmaceuticals, Inc. *	2,680	11,176
Onyx Pharmaceuticals, Inc. *	3,476	111,475
OSI Pharmaceuticals, Inc. * (a)	3,297	110,186
Par Pharmaceutical Companies, Inc. *	1,978	40,450
PDL BioPharma, Inc.	4,417	39,974
Pharmasset, Inc. *	1,191	21,986
PharMerica Corp. *	1,734	34,767
POZEN, Inc. *	1,348	9,072
Questcor Pharmaceuticals, Inc. *	3,298	19,161

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Regeneron Pharmaceuticals, Inc. *	3,542	$80,510
Rigel Pharmaceuticals, Inc. *	1,350	9,518
Salix Pharmaceuticals, Ltd. *	2,740	34,277
Savient Pharmaceuticals, Inc. *	2,239	31,100
Sepracor, Inc. *	6,217	112,839
Sucampo Pharmaceuticals, Inc. *	443	2,485
Theravance, Inc. *	2,728	42,475
United Therapeutics Corp. * (a)	20,894	1,912,010
Valeant Pharmaceuticals International *	4,441	114,977
ViroPharma, Inc. *	1,558	12,464
XOMA, Ltd. *	7,941	6,909

		5,009,372
Pollution Control - 0.01%
Fuel Tech, Inc. *	950	9,709
Publishing - 0.37%
Consolidated Graphics, Inc. *	17,490	361,344
Dolan Media Company *	1,271	13,473
John Wiley & Sons, Inc., Class A	2,487	79,758
Martha Stewart Living Omnimedia, Inc., Class A *	1,520	10,898
The New York Times Company, Class A	2,693	20,494
VistaPrint, Ltd. *	2,285	94,690

		580,657
Railroads & Equipment - 0.44%
Genesee & Wyoming, Inc., Class A *	2,145	67,310
Kansas City Southern * (a)	22,510	537,989
Wabtec Corp.	2,581	96,658

		701,957
Real Estate - 1.55%
Alexander’s, Inc., REIT *	116	32,863
Annaly Capital Management, Inc., REIT	116,900	2,027,046
Ashford Hospitality Trust, Inc., REIT	4,888	15,055
Consolidated Tomoka Land Company	108	3,774
DuPont Fabros Technology, Inc., REIT	1,498	19,594
Equity Lifestyle Properties, Inc., REIT	1,616	65,044
Forest City Enterprises, Inc., Class A	4,186	38,720
Hilltop Holdings, Inc. *	893	10,966
Jones Lang LaSalle, Inc.	822	38,535
PICO Holdings, Inc. *	1,121	37,139
PS Business Parks, Inc., REIT	378	20,008
Saul Centers, Inc., REIT	265	8,636
Tanger Factory Outlet Centers, Inc., REIT	1,132	42,586
Taubman Centers, Inc., REIT	3,021	95,675

		2,455,641
Retail - 2.89%
AnnTaylor Stores Corp. *	1,166	16,417
Cash America International, Inc.	17,590	493,048
Chico’s FAS, Inc. *	157,884	2,009,863
Citi Trends, Inc. *	835	18,612
Coldwater Creek, Inc. *	3,377	25,125
Conn’s, Inc. * (a)	23,230	262,731
DSW, Inc., Class A *	291	4,412
FGX International Holdings, Ltd. *	814	11,754
Finish Line, Inc.	33,150	273,488
Foot Locker, Inc.	24,860	265,008
Genesco, Inc. *	12,030	263,457
J. Crew Group, Inc. *	2,846	97,020
Pantry, Inc. *	20,640	312,696
Retail Ventures, Inc. *	1,653	8,001
Saks, Inc. * (a)	4,804	29,304
Shoe Carnival, Inc. *	6,335	99,586
Susser Holdings Corp. *	170	1,824
Systemax, Inc. *	413	5,493
Talbots, Inc.	915	5,453
The Dress Barn, Inc. * (a)	21,904	355,502
Titan Machinery, Inc. *	749	9,026
Tween Brands, Inc. *	702	5,335

		4,573,155
Retail Grocery - 0.09%
Arden Group, Inc.	72	8,496
PriceSmart, Inc.	419	7,437
Spartan Stores, Inc.	1,256	16,667
The Great Atlantic & Pacific Tea Company, Inc. *	1,958	13,138
United Natural Foods, Inc. *	2,320	62,687
Winn-Dixie Stores, Inc. *	2,014	27,733

		136,158
Retail Trade - 4.63%
99 Cents Only Stores *	969	13,149
Aaron, Inc., Class B (a)	14,212	370,933
Aeropostale, Inc. *	3,835	150,140
Big Lots, Inc. *	16,667	423,675
BJ’s Wholesale Club, Inc. *	2,022	65,917
Casey’s General Stores, Inc.	2,891	80,225
Charlotte Russe Holding, Inc. *	1,188	20,659
Charming Shoppes, Inc. *	2,297	12,036
Children’s Place Retail Stores, Inc. *	1,429	43,342
Dick’s Sporting Goods, Inc. *	4,958	111,109
First Cash Financial Services, Inc. *	18,044	339,047
Fossil, Inc. *	2,653	67,333
Gaiam, Inc., Class A *	902	5,033
hhgregg, Inc. *	23,433	404,922
Hibbett Sports, Inc. *	12,085	212,334
Hot Topic, Inc. *	27,483	191,282
Kohl’s Corp. *	45,900	2,367,981
Lumber Liquidators, Inc. *	758	16,676
NBTY, Inc. *	3,167	117,369
New York & Company, Inc. *	1,531	7,089
Pacific Sunwear of California, Inc. *	2,416	10,679
Pier 1 Imports, Inc. *	2,526	6,391
Rite Aid Corp. *	17,636	27,160
The Buckle, Inc. (a)	10,420	275,609
The Wet Seal, Inc., Class A *	5,239	18,389
Tractor Supply Company *	41,737	1,964,143
Zumiez, Inc. *	1,199	15,155

		7,337,777
Sanitary Services - 1.10%
Darling International, Inc. *	4,676	32,779
Waste Connections, Inc. *	62,084	1,697,997

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Sanitary Services (continued)
Waste Services, Inc. *	1,695	$7,441

		1,738,217
Semiconductors - 3.09%
Actel Corp. *	510	5,549
Advanced Analogic Technologies, Inc. *	47,289	213,273
Advanced Energy Industries, Inc. *	947	9,906
American Superconductor Corp. * (a)	2,346	75,799
Amkor Technology, Inc. *	6,767	37,489
Applied Micro Circuits Corp. *	3,747	29,751
Atmel Corp. *	24,359	100,603
ATMI, Inc. *	1,153	19,589
Brooks Automation, Inc. *	2,377	15,450
Cabot Microelectronics Corp. *	866	29,920
Cavium Networks, Inc. *	11,634	236,287
Cirrus Logic, Inc. *	3,506	17,390
Conexant Systems, Inc. *	2,816	7,688
Cymer, Inc. *	23,602	830,318
Cypress Semiconductor Corp. *	8,160	82,579
Diodes, Inc. *	1,884	38,189
Emcore Corp. *	2,733	2,897
Entegris, Inc. *	3,227	12,908
Fairchild Semiconductor International, Inc. *	2,452	24,667
FormFactor, Inc. *	2,807	61,586
Hittite Microwave Corp. *	1,106	38,068
International Rectifier Corp. *	2,658	49,891
IXYS Corp. *	1,300	8,840
Kopin Corp. *	3,836	14,769
Kulicke & Soffa Industries, Inc. *	2,512	13,213
Lattice Semiconductor Corp. *	2,286	5,624
Micrel, Inc.	868	6,744
Microsemi Corp. *	4,617	65,146
MKS Instruments, Inc. *	1,332	24,549
Monolithic Power Systems, Inc. *	1,637	36,882
Netlogic Microsystems, Inc. *	7,722	339,073
O2Micro International, Ltd., ADR *	75,483	389,492
OmniVision Technologies, Inc. *	1,840	26,919
Pericom Semiconductor Corp. *	1,429	12,304
PMC-Sierra, Inc. *	62,807	570,288
QLogic Corp. *	4,393	69,453
Rambus, Inc. *	2,822	53,900
Rovi Corp. *	5,752	175,091
Rubicon Technology, Inc. *	684	8,372
Rudolph Technologies, Inc. *	1,083	6,953
Semtech Corp. *	3,471	63,415
Silicon Laboratories, Inc. *	2,415	108,772
Silicon Motion Technology Corp., ADR * (a)	60,285	210,997
Teradyne, Inc. *	6,400	52,800
Tessera Technologies, Inc. *	2,766	69,510
Triquint Semiconductor, Inc. *	57,881	423,689
Ultratech, Inc. *	1,268	13,732
Varian Semiconductor Equipment Associates, Inc. *	4,160	127,171
Verigy, Ltd. *	3,310	35,384
Volterra Semiconductor Corp. *	1,279	22,651

		4,895,530
Software - 4.40%
ACI Worldwide, Inc. *	1,992	27,012
Actuate Corp. *	32,510	182,706
Advent Software, Inc. *	932	36,059
Allscripts-Misys Healthcare Solutions, Inc. *	3,651	54,217
American Reprographics Company *	2,068	18,902
ANSYS, Inc. *	15,023	527,908
ArcSight, Inc. *	902	17,454
AsiaInfo Holdings, Inc. *	14,235	245,127
Blackbaud, Inc.	2,492	47,996
Blackboard, Inc. *	1,711	58,875
China Information Security Technology, Inc. *	1,527	5,879
Commvault Systems, Inc. *	75,349	1,378,133
Compuware Corp. *	4,817	34,731
Concur Technologies, Inc. *	2,345	82,919
Deltek, Inc. *	894	6,428
DemandTec, Inc. *	1,437	12,171
DivX, Inc. *	1,552	8,101
Double-Take Software, Inc. *	934	8,201
Ebix, Inc. *	8,587	423,854
Eclipsys Corp. *	3,195	53,548
Epicor Software Corp. *	2,946	18,560
EPIQ Systems, Inc. *	33,539	502,750
FARO Technologies, Inc. *	905	15,394
Genpact, Ltd. *	4,277	54,018
Innerworkings, Inc. *	1,551	8,903
Interactive Intelligence, Inc. *	724	12,467
Manhattan Associates, Inc. *	1,310	23,357
ManTech International Corp. *	1,246	65,839
MedAssets, Inc. *	1,579	35,259
MicroStrategy, Inc., Class A *	519	32,048
Monotype Imaging Holdings, Inc. *	635	5,201
MSCI, Inc. *	5,694	167,517
NetSuite, Inc. *	879	12,051
Omnicell, Inc. *	1,706	18,732
Omniture, Inc. *	3,904	55,866
Open Text Corp. *	10,060	353,810
OpenTV Corp., Class A *	4,945	6,330
Opnet Technologies, Inc.	759	7,180
Pegasystems, Inc.	13,317	407,900
Progress Software Corp. *	1,129	25,154
PROS Holdings, Inc. *	1,023	8,266
Quality Systems, Inc.	1,049	56,478
Quest Software, Inc. *	3,766	62,101
Riverbed Technology, Inc. *	3,117	60,096
Smith Micro Software, Inc. *	32,355	373,700
Solera Holdings, Inc. *	22,235	585,670
SPSS, Inc. *	1,042	51,892
Sybase, Inc. *	10,514	366,413
Synchronoss Technologies, Inc. *	1,136	12,076
Taleo Corp. *	1,510	27,316
Tradestation Group, Inc. *	683	4,897
Ultimate Software Group, Inc. *	8,534	225,042
VeriFone Holdings, Inc. *	4,324	49,899
Websense, Inc. *	1,637	24,817

		6,967,220

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Steel - 0.25%
AK Steel Holding Corp.	14,950	$303,784
Northwest Pipe Company *	182	6,048
Schnitzer Steel Industries, Inc.	1,242	67,081
Worthington Industries, Inc.	1,796	23,653

		400,566
Telecommunications Equipment &
Services - 8.09%
ADC Telecommunications, Inc. *	1,910	16,254
ADTRAN, Inc.	18,137	412,435
Airvana, Inc. *	1,417	9,196
Alaska Communications Systems Group, Inc.	2,513	20,029
Amdocs, Ltd. *	72,500	1,763,200
American Tower Corp., Class A *	60,100	1,902,165
Applied Signal Technology, Inc.	11,289	287,531
Arris Group, Inc. *	12,474	165,405
Aruba Networks, Inc. *	3,433	31,275
Atheros Communications, Inc. *	18,473	510,594
Cbeyond Communications, Inc. *	1,305	18,740
Centennial Communications Corp., Class A *	5,015	37,964
Ciena Corp. *	3,352	44,917
CommScope, Inc. *	63,548	1,713,254
Comtech Telecommunications Corp. *	12,850	437,157
CPI International, Inc. *	420	3,940
FiberTower Corp. *	3,363	2,186
Finisar Corp. *	23,041	20,276
General Communication, Inc., Class A *	1,839	12,266
GeoEye, Inc. *	21,634	547,772
Global Crossing, Ltd. *	1,709	19,209
Globecomm Systems, Inc. *	36,296	274,761
Harmonic, Inc. *	5,441	35,911
Hughes Communications, Inc. *	548	14,253
ICO Global Communications Holdings, Ltd. *	6,961	4,873
Infinera Corp. *	4,884	34,188
InterDigital, Inc. *	2,486	52,107
J2 Global Communications, Inc. *	2,487	53,147
JDS Uniphase Corp. *	4,204	28,881
Mastec, Inc. *	101,280	958,109
NeuStar, Inc., Class A *	4,111	95,293
Neutral Tandem, Inc. *	1,306	32,663
NICE Systems, Ltd., ADR *	17,907	501,754
Oplink Communications, Inc. *	24,724	343,169
OpNext, Inc. *	1,289	3,377
PAETEC Holding Corp. *	7,175	20,090
Polycom, Inc. *	4,768	112,477
Powerwave Technologies, Inc. *	3,724	4,618
Premiere Global Services, Inc. *	182,324	1,706,553
RCN Corp. *	2,076	19,452
SAVVIS, Inc. *	2,160	36,634
Shenandoah Telecommunications Company	1,277	22,028
ShoreTel, Inc. *	2,515	15,844
Sonus Networks, Inc. *	5,406	11,407
Starent Networks Corp. *	14,369	290,829
Tekelec, Inc. *	1,704	26,531
TW Telecom, Inc. *	8,481	97,107
Viasat, Inc. *	1,592	38,574
Vonage Holdings Corp. * (a)	4,017	5,744

		12,816,139
Tobacco - 0.01%
Alliance One International, Inc. *	4,783	18,319
Transportation - 0.42%
Excel Maritime Carriers, Ltd. (a)	31,200	211,536
Genco Shipping & Trading, Ltd.	9,596	185,874
Kirby Corp. *	2,906	107,667
Marten Transport, Ltd. *	4,379	74,268
Patriot Transportation Holding, Inc. *	95	7,316
Saia, Inc. *	764	13,523
UTI Worldwide, Inc. *	5,406	69,467

		669,651
Transport-Marine - 0.01%
American Commercial Lines, Inc. *	537	11,492
Travel Services - 0.02%
Ambassadors Group, Inc.	969	15,291
Interval Leisure Group, Inc. *	2,244	23,539

		38,830
Trucking & Freight - 2.97%
Arkansas Best Corp.	12,325	393,168
Celadon Group, Inc. *	40,403	395,545
Forward Air Corp.	1,646	37,990
Heartland Express, Inc.	3,353	47,478
Hub Group, Inc., Class A *	52,446	1,150,141
Knight Transportation, Inc.	3,544	58,441
Landstar Systems, Inc.	2,920	101,820
Navistar International Corp. *	56,800	2,456,032
Old Dominion Freight Lines, Inc. *	1,591	56,926
YRC Worldwide, Inc. * (a)	1,676	3,737

		4,701,278
Utility Service - 0.03%
Cal Dive International, Inc. *	3,952	41,219
Consolidated Water Company, Ltd.	781	14,371

		55,590
Water Treatment Systems - 0.01%
Energy Recovery, Inc. *	1,838	9,668

TOTAL COMMON STOCKS (Cost $126,741,973)		$151,954,787

INVESTMENT COMPANIES - 0.93%
Investment Companies - 0.93%
iShares Russell 2000 Growth Index Fund (a)	24,000	1,480,320

TOTAL INVESTMENT COMPANIES (Cost $1,451,292)		$1,480,320

SHORT TERM INVESTMENTS - 6.60%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	1,044,197	$10,453,767

TOTAL SHORT TERM INVESTMENTS (Cost $10,452,324)		$10,453,767

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Smaller Company Growth Fund (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.78%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $4,403,009 on 09/01/2009, collateralized by $350,000 U.S. Treasury Bonds, 3.50% due 02/15/2039 (valued at $310,188, including interest) and $3,955,000 Federal Home Loan Bank, 4.375% due 09/17/2010 (valued at $4,191,905, including interest)	$4,403,000	$4,403,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,403,000)		$4,403,000

Total Investments (Smaller Company Growth Fund) (Cost $143,048,589) - 106.20%		$168,291,874
Other assets and liabilities, net - (6.20)%		(9,817,973)

TOTAL NET ASSETS - 100.00%		$158,473,901

Spectrum Income Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 16.19%
Aerospace - 0.22%
Boeing Company	29,700	$1,475,199
Lockheed Martin Corp.	7,300	547,354

		2,022,553
Air Travel - 0.08%
Southwest Airlines Company	90,500	740,290
Aluminum - 0.06%
Alcoa, Inc. (a)	47,900	577,195
Auto Parts - 0.07%
Genuine Parts Company	18,100	670,424
Banking - 1.23%
Allied Irish Banks PLC *	67,013	268,342
Bank of America Corp.	258,826	4,552,749
Bank of New York Mellon Corp.	64,000	1,895,040
KeyCorp	91,900	612,054
Marshall & Ilsley Corp.	31,700	225,704
SunTrust Banks, Inc.	49,800	1,163,826
U.S. Bancorp	104,100	2,354,742

		11,072,457
Biotechnology - 0.12%
Amgen, Inc. *	17,300	1,033,502
Broadcasting - 0.03%
CBS Corp., Class B	23,850	246,848
Building Materials & Construction - 0.13%
Masco Corp.	77,500	1,122,200
Business Services - 0.21%
Accenture, Ltd., Class A	9,100	300,300
Computer Sciences Corp. *	27,200	1,328,720
H & R Block, Inc.	13,800	238,464

		1,867,484
Cable & Television - 0.11%
Cablevision Systems Corp., Class A	43,300	967,322
Cellular Communications - 0.07%
Vodafone Group PLC	298,400	643,231
Chemicals - 0.18%
E.I. Du Pont de Nemours & Company	40,900	1,305,937
Huntsman Corp.	34,725	298,288

		1,604,225
Coal - 0.05%
CONSOL Energy, Inc.	12,700	475,107
Computers & Business Equipment - 0.19%
Cisco Systems, Inc. *	29,400	635,040
Dell, Inc. *	67,900	1,074,857

		1,709,897
Construction Materials - 0.18%
USG Corp. *	27,500	408,650
Vulcan Materials Company (a)	24,000	1,200,960

		1,609,610
Cosmetics & Toiletries - 0.25%
International Flavors & Fragrances, Inc.	31,700	1,129,154
Kimberly-Clark Corp.	18,100	1,094,326

		2,223,480
Crude Petroleum & Natural Gas - 0.08%
Sunoco, Inc.	26,400	710,160
Electrical Equipment - 0.11%
Cooper Industries, Ltd., Class A	22,600	728,850
General Cable Corp. *	6,650	234,612

		963,462
Electrical Utilities - 0.66%
CenterPoint Energy, Inc.	18,200	225,680
Constellation Energy Group, Inc.	22,600	715,290
Entergy Corp.	15,400	1,216,600
FirstEnergy Corp.	14,400	649,872
PG&E Corp.	22,600	917,334
Pinnacle West Capital Corp.	22,600	743,766
Teco Energy, Inc.	24,100	321,012
Xcel Energy, Inc.	60,070	1,186,382

		5,975,936
Electronics - 0.05%
Harman International Industries, Inc.	15,800	473,842
Energy - 0.30%
Duke Energy Corp.	70,190	1,087,243
NRG Energy, Inc. *	13,800	370,530
Progress Energy, Inc.	31,550	1,247,172

		2,704,945
Financial Services - 1.82%
American Express Company	87,600	2,962,632
Capital One Financial Corp.	30,800	1,148,532
Federal National Mortgage Association * (a)	40,214	77,613
Goldman Sachs Group, Inc.	8,200	1,356,772
JPMorgan Chase & Company	136,950	5,951,847
Legg Mason, Inc.	18,200	523,432

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
NYSE Euronext	9,200	$260,728
SLM Corp. *	86,900	773,410
UBS AG - Swiss Exchange *	45,551	842,277
Wells Fargo & Company	90,500	2,490,560

		16,387,803
Food & Beverages - 0.61%
Anheuser-Busch InBev NV	15,700	678,182
B&G Foods, Inc.	34,450	600,463
Hershey Company	61,100	2,396,953
Kraft Foods, Inc., Class A	43,000	1,219,050
McCormick & Company, Inc.	18,100	589,517

		5,484,165
Forest Products - 0.06%
Weyerhaeuser Company	14,400	538,416
Gas & Pipeline Utilities - 0.21%
NiSource, Inc.	92,000	1,215,320
Spectra Energy Corp.	34,000	639,880
Williams Companies, Inc.	270	4,439

		1,859,639
Healthcare Products - 0.15%
Johnson & Johnson	22,800	1,378,032
Healthcare Services - 0.08%
WellPoint, Inc. *	13,600	718,760
Homebuilders - 0.04%
D.R. Horton, Inc.	27,200	364,752
Hotels & Restaurants - 0.10%
Marriott International, Inc., Class A	38,788	927,044
Household Appliances - 0.25%
Black & Decker Corp.	11,300	498,556
Whirlpool Corp. (a)	27,300	1,752,933

		2,251,489
Household Products - 0.20%
Fortune Brands, Inc.	45,300	1,803,393
Industrial Machinery - 0.19%
Deere & Company	32,000	1,395,200
Pall Corp.	9,200	273,516

		1,668,716
Industrials - 0.38%
General Electric Company	245,900	3,418,010
Insurance - 0.57%
Chubb Corp.	13,600	671,704
Lincoln National Corp.	49,800	1,256,952
Marsh & McLennan Companies, Inc.	72,400	1,704,296
Progressive Corp. *	40,700	672,364
The Travelers Companies, Inc.	15,800	796,636

		5,101,952
International Oil - 1.81%
Anadarko Petroleum Corp.	27,200	1,438,064
BP PLC, SADR	35,100	1,805,895
Chevron Corp.	54,800	3,832,712
ConocoPhillips Company	12,800	576,384
Exxon Mobil Corp.	54,800	3,789,420
Murphy Oil Corp.	34,300	1,955,100
Royal Dutch Shell PLC, ADR	52,100	2,889,987

		16,287,562
Internet Retail - 0.11%
eBay, Inc. *	45,300	1,002,942
Internet Software - 0.03%
Electronic Arts, Inc. *	16,100	293,342
Leisure Time - 0.22%
Lakes Gaming, Inc. *	22,900	72,364
MGM Mirage, Inc. * (a)	46,600	394,702
Walt Disney Company	58,800	1,531,152

		1,998,218
Manufacturing - 0.74%
3M Company	34,300	2,473,030
Eaton Corp.	9,100	490,945
Harley-Davidson, Inc.	31,700	760,166
Honeywell International, Inc.	29,400	1,080,744
Illinois Tool Works, Inc.	45,300	1,894,446

		6,699,331
Mining - 0.02%
Freeport-McMoRan Copper & Gold, Inc., Class B	3,475	218,856
Multimedia - 0.23%
Time Warner, Inc.	73,433	2,049,515
Office Furnishings & Supplies - 0.10%
Avery Dennison Corp.	29,400	908,460
Paper - 0.37%
International Paper Company	87,800	2,015,010
MeadWestvaco Corp.	40,500	888,975
WPP PLC, SADR	53,100	446,357

		3,350,342
Petroleum Services - 0.27%
BJ Services Company	22,600	362,956
Complete Production Services, Inc. *	43,500	391,500
Schlumberger, Ltd.	29,700	1,669,140

		2,423,596
Pharmaceuticals - 0.69%
Bristol-Myers Squibb Company	54,300	1,201,659
Eli Lilly & Company (a)	36,200	1,211,252
Merck & Company, Inc. (a)	51,200	1,660,416
Pfizer, Inc.	4,815	80,410
Wyeth	43,500	2,081,475

		6,235,212
Publishing - 0.26%
McGraw-Hill Companies, Inc.	53,300	1,791,413
The New York Times Company, Class A (a)	67,900	516,719

		2,308,132
Railroads & Equipment - 0.02%
Norfolk Southern Corp.	4,800	220,176

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate - 0.00%
Weingarten Realty Investors, REIT	1,271	$25,242
Retail Trade - 0.65%
Bed Bath & Beyond, Inc. * (a)	52,300	1,907,904
Home Depot, Inc. (a)	89,100	2,431,539
Macy’s, Inc.	33,600	521,472
Tiffany & Company	27,200	989,536

		5,850,451
Semiconductors - 0.31%
Analog Devices, Inc.	47,500	1,341,875
Applied Materials, Inc.	38,500	507,430
Intel Corp.	45,000	914,400

		2,763,705
Software - 0.24%
Microsoft Corp.	86,100	2,122,365
Steel - 0.16%
Nucor Corp.	32,900	1,465,366
Telephone - 0.65%
AT&T, Inc.	111,920	2,915,516
Qwest Communications International, Inc. (a)	226,300	812,417
Sprint Nextel Corp. *	187,575	686,524
Verizon Communications, Inc.	47,300	1,468,192

		5,882,649
Toys, Amusements & Sporting Goods - 0.11%
Mattel, Inc.	55,200	993,048
Trucking & Freight - 0.16%
United Parcel Service, Inc., Class B (a)	27,200	1,454,112

TOTAL COMMON STOCKS (Cost $163,661,466)		$145,868,963

PREFERRED STOCKS - 0.27%
Broadcasting - 0.01%
Spanish Broadcasting System, Series B, 10.75%	308	77,000
Financial Services - 0.00%
Federal Home Loan Mortgage Corp., Series Z, 8.375% *	7,400	15,836
Federal National Mortgage Association, Series S, 8.25% *	6,125	12,250

		28,086
Telecommunications Equipment &
Services - 0.26%
Crown Castle International Corp., 6.25%	12,250	616,787
Lucent Technologies Capital Trust I, 7.75%	2,300	1,679,000

		2,295,787

TOTAL PREFERRED STOCKS (Cost $2,836,727)		$2,400,873

TERM LOANS - 1.97%
Aerospace - 0.03%
BE Aerospace, Inc.
5.75% due 07/28/2014 (b)	247,500	246,417
Vought Aircraft Industries, Inc.
1.00% due 12/22/2011 (b)	577	572

		246,989
Auto Parts - 0.03%
Goodyear Tire & Rubber Company
4.54% due 04/30/2014 (b)	$250,000	$230,625
Automobiles - 0.20%
Ford Motor Company
5.46% due 12/15/2013 (b)	1,481,052	1,283,332
General Motors Corp.
2.375% due 11/29/2013 (b)	500,000	491,250

		1,774,582
Biotechnology - 0.02%
Invitrogen Corp.
5.25% due 09/15/2015 (b)	198,125	200,106
Business Services - 0.02%
First Data Corp.
3.34% due 09/24/2014 (b)	248,106	206,703
Cable & Television - 0.12%
CSC Holdings, Inc.
8.125% due 02/24/2012 (b)	418,919	407,399
Mediacom Broadband LLC
6.50% due 01/31/2015 (b)	246,256	246,564
Univision Communications, Inc.
7.60% due 09/29/2014 (b)	250,000	195,714
Weather Channel Company
7.25% due 07/25/2015 (b)	247,503	248,988

		1,098,665
Chemicals - 0.02%
Hexion Specialty Chemicals
2.718% due 05/05/2013 (b)	250,000	189,930
Commercial Services - 0.05%
Aramark Corp., Tranche B
7.485% due 01/26/2017 (b)	440,892	412,576
Computers & Business Equipment - 0.09%
Palm, Inc.
8.3775% due 04/24/2014 (b)	982,500	840,037
Containers & Glass - 0.05%
Graham Packaging Company
6.75% due 04/05/2014 (b)	445,534	445,534
Electrical Utilities - 0.05%
Calpine Corp.
5.725% due 03/29/2014 (b)	246,867	226,539
Texas Competitive Electric LLC
3.776% due 10/10/2014 (b)	246,859	187,613

		414,152
Electronics - 0.11%
Dresser, Inc.
6.023% due 05/04/2015 (b)	1,250,000	1,039,063
Energy - 0.05%
Hercules Offshore, Inc.
7.36% due 07/11/2013 (b)	249,364	229,415
Mirant North America LLC
4.1313% due 01/03/2013 (b)	224,241	214,230

		443,645

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)
Financial Services - 0.36%
CCM Merger, Inc.
8.50% due 07/21/2012 (b)	$500,000	$466,666
Navistar Financial Corp.
2.838% due 07/01/2010 (b)	750,000	719,378
Nuveen Investments, Inc.
3.496% due 11/09/2014 (b)	1,133,809	920,276
Pinnacle Foods Finance LLC
9.25% due 04/01/2015 (b)	1,236,757	1,140,908

		3,247,228
Food & Beverages - 0.05%
Wrigley WM Jr. Company
6.50% due 10/06/2014 (b)	487,500	492,982
Healthcare Products - 0.05%
Bausch & Lomb, Inc.
9.00% due 04/30/2015 (b)	248,491	235,096
Boston Scientific Corp.
2.354% due 04/21/2011 (b)	185,841	179,452

		414,548
Healthcare Services - 0.10%
DaVita, Inc.
1.77% due 10/05/2011 (b)	206,731	175,721
Healthsouth Corp.
10.00% due 06/10/2013 (b)	219,378	212,170
Iasis Healthcare Corp.
10.605% due 06/16/2011 (b)	598,577	496,819

		884,710
Hotels & Restaurants - 0.04%
OSI Restaurant Partners, Inc.
2.536% due 06/14/2014 (b)	500,000	395,834
Insurance - 0.02%
HUB International Holdings, Inc.
2.761% due 06/13/2014 (b)	246,879	225,585
Leisure Time - 0.08%
Harrah’s Operating Company, Inc.
3.504% due 01/28/2015 (b)	663,048	533,547
Town Sports International, Inc.
7.125% due 03/01/2014 (b)	244,375	207,719

		741,266
Medical-Hospitals - 0.12%
Community Health Systems, Inc.
2.607% due 07/25/2014 (b)	245,486	228,686
HCA, Inc.
4.1963% due 11/18/2012 (b)	890,279	831,174

		1,059,860
Publishing - 0.02%
Local Insight Regatta Holdings, Inc.
7.75% due 04/23/2015	250,000	180,000
Retail - 0.05%
Michaels Stores, Inc.
8.00% due 10/31/2013 (b)	249,359	219,981
Supervalu, Inc.
1.136% due 06/20/2011 (b)	222,222	215,139

		435,120
Retail Trade - 0.02%
Dollar Thrifty
3.114% due 06/15/2013 (b)	250,000	187,500
Software - 0.03%
Infor Global Solutions
6.511% due 03/15/2014 (b)	500,000	278,125
Telecommunications Equipment &
Services - 0.19%
Fairpoint Communications, Inc.
5.283% due 03/31/2014 (b)	737,363	559,167
Global Crossing, Ltd.
6.71% due 05/09/2012 (b)	250,000	232,031
Trilogy International Partners
8.86% due 06/27/2012 (b)	500,000	385,000
West Corp.
2.644% due 10/24/2013 (b)	496,193	498,984

		1,675,182

TOTAL TERM LOANS (Cost $16,761,304)		$17,760,547

U.S. TREASURY OBLIGATIONS - 4.54%
Treasury Inflation Protected
Securities (d) - 0.23%
1.625% due 01/15/2018	66,905	66,173
2.50% due 01/15/2029	45,196	47,328
1.75% due 01/15/2028	149,249	139,128
1.375% due 07/15/2018	764,977	740,833
2.00% due 07/15/2014	1,000,974	1,021,305

		2,014,767
U.S. Treasury Bonds - 0.61%
2.625% due 04/30/2016	1,075,000	1,053,248
3.50% due 02/15/2039	1,030,000	909,941
4.75% due 02/15/2037	1,235,000	1,349,817
6.125% due 08/15/2029 ***	915,000	1,158,762
7.125% due 02/15/2023	410,000	543,122
7.25% due 08/15/2022	350,000	466,484

		5,481,374
U.S. Treasury Notes - 3.69%
1.125% due 01/15/2012	680,000	678,459
1.375% due 04/15/2012	9,000,000	9,014,769
1.75% due 08/15/2012	5,475,000	5,518,203
2.00% due 09/30/2010	725,000	736,951
2.25% due 05/31/2014	7,220,000	7,202,513
2.625% due 07/31/2014	7,090,000	7,174,194
4.00% due 08/15/2018	790,000	827,278
4.50% due 04/30/2012	1,930,000	2,089,677

		33,242,044
U.S. Treasury Strips - 0.01%
0.01% due 05/15/2021	180,000	110,418

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $38,792,346)		$40,848,603

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.30%
Federal Home Loan Bank - 0.07%
5.79% due 10/01/2037 (b)	632,593	667,368

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. - 2.15%
3.666% due 07/01/2035 (b)		$34,457	$35,646
4.125% due 10/18/2010		1,750,000	1,819,634
4.50% due 11/01/2018 to 06/01/2019		659,066	691,607
4.623% due 06/01/2038 (b)		190,331	198,070
4.628% due 07/01/2035 (b)		97,248	101,355
4.693% due 07/01/2038 (b)		344,707	358,521
4.723% due 02/01/2035 (b)		149,336	154,888
5.00% due 10/01/2018 to 12/01/2035		4,849,523	5,021,173
5.06% due 11/01/2035 to 03/01/2036 (b)		103,860	108,746
5.144% due 01/01/2036 (b)		754,703	788,708
5.158% due 09/01/2035 (b)		129,835	135,919
5.265% due 09/01/2032 (b)		5,920	6,093
5.313% due 02/01/2037 (b)		176,828	185,453
5.323% due 02/01/2037 (b)		347,142	364,277
5.331% due 01/01/2036 (b)		13,981	14,681
5.35% due 04/01/2037 to 05/01/2037 (b)		579,342	608,079
5.412% due 02/01/2038 (b)		398,351	419,155
5.438% due 02/01/2037 (b)		830,319	871,986
5.50% due 03/01/2018 to 12/01/2034		546,903	578,427
5.512% due 10/01/2036 (b)		488,136	509,835
5.898% due 02/01/2037 (b)		205,222	216,119
5.987% due 12/01/2036 (b)		566,791	600,118
6.00% due 11/01/2011 to 08/01/2038		2,637,704	2,799,941
6.001% due 11/01/2036 to 01/01/2037 (b)		584,728	618,287
6.02% due 10/01/2036 (b)		523,806	553,672
6.11% due 10/01/2036 (b)		401,850	426,203
6.205% due 08/01/2036 (b)		493,433	523,964
6.50% due 05/01/2017 to 01/01/2036		532,654	571,273
7.00% due 02/01/2024 to 06/01/2032		36,732	40,137
7.50% due 05/01/2024 to 06/01/2024		3,455	3,779
10.50% due 05/01/2019		163	189

			19,325,935
Federal National Mortgage
Association - 6.23%
2.70% due 07/01/2027 (b)		1,387	1,413
3.483% due 10/01/2033 (b)		86,160	87,218
3.875% due 07/12/2013		1,795,000	1,912,946
4.50% due 05/01/2019 to 06/01/2039		7,153,401	7,302,148
4.591% due 11/01/2035 (b)		142,721	146,350
4.605% due 07/01/2035 (b)		101,381	104,855
4.786% due 09/01/2035 (b)		463,074	484,591
4.832% due 04/01/2038 (b)		218,870	228,917
4.835% due 05/01/2038 (b)		117,635	122,998
4.858% due 05/01/2038 (b)		397,883	416,521
4.886% due 05/01/2038 (b)		363,056	379,978
4.912% due 08/01/2038 (b)		326,248	341,261
5.00% due 03/01/2018 to 02/01/2036		7,677,797	7,988,149
5.306% due 12/01/2035 (b)		26,660	28,066
5.343% due 12/01/2035 (b)		30,215	31,801
5.423% due 09/01/2037 (b)		197,808	209,222
5.458% due 06/01/2037 (b)		109,130	115,036
5.488% due 01/01/2019 (b)		959	982
5.50% due 07/01/2013 to 08/01/2037		17,457,509	18,316,023
5.515% due 12/01/2035 to 01/01/2037 (b)		266,546	281,368
5.528% due 07/01/2036 (b)		173,588	182,913
5.63% due 12/01/2035 (b)		78,521	82,944
5.799% due 08/01/2037 (b)		242,505	257,151
5.987% due 08/01/2036 (b)		379,768	400,192
6.00% due 03/01/2021 to 09/01/2038		9,280,825	9,845,094
5.998% due 09/01/2036 (b)		230,481	244,742
6.037% due 12/01/2036 (b)		325,247	343,994
6.50% due 06/01/2013 to 04/01/2038		5,314,297	5,716,561
7.00% due 12/01/2029 to 04/01/2037		78,508	85,667
7.125% due 01/15/2030		365,000	481,714

			56,140,815
Government National Mortgage
Association - 9.85%
4.00% due 09/15/2018 to 06/20/2039		904,250	912,523
4.50% due 09/15/2018 to 07/20/2039		7,930,248	8,027,411
5.00% due 02/15/2018 to 06/20/2039		19,700,240	20,415,546
5.50% due 02/15/2029 to 06/20/2039		26,857,863	28,268,548
6.00% due 07/20/2012 to 06/20/2039		20,342,794	21,657,278
6.50% due 12/15/2014 to 08/15/2037		6,985,280	7,540,809
7.00% due 04/15/2017 to 10/20/2036		1,739,956	1,894,481
9.25% due 10/15/2016 to 12/15/2019		3,019	3,395
9.50% due 10/15/2009		4	4
9.75% due 07/15/2017 to 02/15/2021		3,877	4,442
10.25% due 11/15/2020		2,229	2,608
11.75% due 08/15/2013		1,094	1,238
12.00% due 10/15/2010 to 12/15/2012		154	168
12.25% due 03/15/2014 to 07/20/2015		974	1,140
12.50% due 06/15/2010		914	949
12.75% due 12/20/2013 to 11/20/2014		834	979

			88,731,519

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $157,786,797)			$164,865,637

FOREIGN GOVERNMENT OBLIGATIONS - 11.31%
Argentina - 0.06%
Republic of Argentina
7.00% due 10/03/2015		550,000	343,750
7.875% due 04/11/2011		200,100	178,839

			522,589
Austria - 0.02%
Republic of Austria
6.25% due 07/15/2027	EUR	94,000	167,692
Belgium - 0.09%
Kingdom of Belgium
4.25% due 09/28/2013		197,000	301,595
5.00% due 03/28/2035		322,000	506,969

			808,564
Brazil - 1.06%
Federative Republic of Brazil
5.875% due 01/15/2019		$275,000	285,037
6.00% due 01/17/2017		205,000	214,811
6.00% due 05/15/2015	BRL	185,000	180,732
7.125% due 01/20/2037		$1,485,000	1,640,925
8.75% due 02/04/2025		475,000	595,650
8.875% due 10/14/2019		500,000	623,250
10.00% due 01/01/2012	BRL	1,900,000	1,003,723
10.00% due 01/01/2014		6,390,000	3,212,224

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil (continued)
Federative Republic of Brazil (continued)
10.00% due 01/01/2017	BRL	1,817,000	$859,467
11.00% due 08/17/2040		$700,000	923,839

			9,539,658
Canada - 0.17%
Government of Canada
4.25% due 06/01/2018	CAD	51,000	50,213
4.50% due 06/01/2015		111,000	111,006
5.00% due 12/01/2038		90,000	84,882
5.75% due 06/01/2033		331,000	382,424
Province of Ontario
5.00% due 03/08/2014		885,000	881,459

			1,509,984
Colombia - 0.04%
Republic of Colombia
7.375% due 09/18/2037		$200,000	209,000
7.375% due 09/18/2037		150,000	158,442

			367,442
Denmark - 0.09%
Kingdom of Denmark
5.00% due 11/15/2013	DKK	3,277,000	688,577
7.00% due 11/10/2024		364,000	95,351

			783,928
France - 0.61%
Government of France
3.75% due 01/12/2012	EUR	947,000	1,422,377
4.00% due 04/25/2013		769,000	1,170,304
4.25% due 10/25/2017		146,000	223,683
5.50% due 04/25/2029		312,000	530,102
5.75% due 10/25/2032		990,000	1,757,332
Societe Financement de l’Economie Francaise
3.25% due 01/16/2014		278,000	405,605

			5,509,403
Gabon - 0.07%
Republic of Gabon
8.20% due 12/12/2017		$500,000	490,750
8.20% due 12/12/2017		100,000	98,150

			588,900
Germany - 1.13%
Federal Republic of Germany
3.50% due 01/04/2016	EUR	206,000	307,787
3.50% due 07/04/2019		2,715,000	3,972,596
3.75% due 01/04/2019		366,000	546,819
4.00% due 01/04/2037		871,000	1,247,641
4.00% due 01/04/2018		375,000	571,861
4.75% due 07/04/2028		150,000	236,901
4.75% due 07/04/2034		287,000	454,653
5.25% due 01/04/2011		1,903,000	2,884,107

			10,222,365
Ghana - 0.09%
Republic of Ghana
8.50% due 10/04/2017		$850,000	786,250
Greece - 0.34%
Republic of Greece
3.70% due 07/20/2015	EUR	115,000	$166,496
4.60% due 05/20/2013		395,000	599,789
5.25% due 05/18/2012		720,000	1,106,540
6.00% due 05/19/2010		810,000	1,202,938

			3,075,763
Grenada - 0.02%
Government of Grenada
2.50% due 09/15/2025		$430,000	180,600
Hungary - 0.01%
Republic of Hungary
6.75% due 02/24/2017	HUF	22,240,000	106,288
Indonesia - 0.31%
Republic of Indonesia
6.625% due 02/17/2037		$100,000	92,427
6.875% due 03/09/2017		100,000	103,272
6.875% due 01/17/2018		950,000	978,500
7.75% due 01/17/2038		300,000	310,428
9.50% due 06/15/2015	IDR	1,500,000,000	146,477
10.375% due 05/04/2014		$100,000	119,750
11.625% due 03/04/2019		750,000	1,012,500

			2,763,354
Iraq - 0.21%
Republic of Iraq
5.80% due 01/15/2028		2,757,000	1,888,545
Ireland - 0.02%
Republic of Ireland
4.00% due 04/18/2010	EUR	96,000	139,700
Italy - 0.79%
Republic of Italy
4.00% due 02/01/2037		1,000,000	1,247,661
4.25% due 08/01/2014		1,302,000	1,978,390
5.25% due 09/20/2016		$450,000	480,393
5.25% due 08/01/2017	EUR	1,052,000	1,685,535
5.50% due 11/01/2010		1,036,000	1,562,796
7.25% due 11/01/2026		75,000	140,248

			7,095,023
Jamaica - 0.06%
Government of Jamaica
9.00% due 06/02/2015		$215,000	206,400
10.625% due 06/20/2017		350,000	336,000

			542,400
Japan - 3.11%
Government of Japan
1.00% due 12/20/2012	JPY	188,500,000	2,066,205
1.10% due 12/10/2016		122,300,000	1,210,251
1.30% due 12/20/2013		330,850,000	3,671,528
1.30% due 03/20/2015		274,600,000	3,043,787
1.40% due 03/21/2011		67,650,000	740,361
1.40% due 03/20/2012		188,400,000	2,081,206
1.40% due 03/20/2018		317,350,000	3,487,907
1.40% due 03/10/2018		131,340,000	1,309,024
1.50% due 06/20/2012		299,600,000	3,324,894
1.70% due 09/20/2016		225,300,000	2,553,653

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Japan (continued)
Government of Japan (continued)
2.00% due 06/20/2022	JPY	55,200,000	$607,033
2.00% due 12/20/2033		92,800,000	954,943
2.20% due 06/22/2020		32,050,000	371,458
2.30% due 06/20/2028		41,600,000	465,066
3.75% due 03/20/2025		199,600,000	2,158,183

			28,045,499
Lebanon - 0.01%
Republic of Lebanon
9.00% due 03/20/2017		$100,000	110,250
Malaysia - 0.07%
Government of Malaysia
3.702% due 02/25/2013	MYR	805,000	233,158
3.70% due 05/15/2013		866,000	250,335
5.625% due 03/15/2016		$100,000	104,812

			588,305
Mexico - 0.88%
Government of Mexico
5.625% due 01/15/2017		170,000	172,125
5.95% due 03/19/2019		500,000	508,000
5.95% due 03/19/2019		450,000	457,200
8.00% due 12/17/2015	MXN	21,285,000	1,609,335
8.00% due 12/07/2023		1,000,000	71,842
8.00% due 12/19/2013		60,930,000	4,677,570
9.50% due 12/18/2014		750,000	60,986
10.00% due 11/20/2036		4,750,000	392,435

			7,949,493
Netherlands - 0.06%
Kingdom of Netherlands
4.50% due 07/15/2017	EUR	195,000	302,447
5.50% due 01/15/2028		137,000	232,263

			534,710
Pakistan - 0.01%
Islamic Republic of Pakistan
7.125% due 03/31/2016		$100,000	84,379
Peru - 0.06%
Republic of Peru
6.55% due 03/14/2037		580,000	584,101
Philippines - 0.01%
Republic of Philippines
6.375% due 01/15/2032		125,000	118,750
Poland - 0.04%
Republic of Poland
5.75% due 04/25/2014	PLN	366,000	128,581
6.25% due 10/24/2015		765,000	274,494

			403,075
Portugal - 0.02%
Republic of Portugal
5.15% due 06/15/2011	EUR	118,000	179,819
Russia - 0.43%
Government of Russia
7.50% due 03/31/2030		$3,812,160	3,907,464
Serbia - 0.15%
Republic of Serbia
3.75% due 11/01/2024		$1,480,000	$1,361,600
South Africa - 0.11%
Republic of South Africa
6.50% due 06/02/2014		485,000	523,800
6.875% due 05/27/2019		100,000	107,375
8.00% due 12/21/2018	ZAR	1,060,000	130,142
13.50% due 09/15/2015		1,650,000	264,634

			1,025,951
Spain - 0.19%
Kingdom of Spain
4.00% due 01/31/2010	EUR	46,000	66,869
4.40% due 01/31/2015		578,000	892,374
5.75% due 07/30/2032		452,000	767,281

			1,726,524
Sweden - 0.11%
Kingdom of Sweden
3.75% due 08/12/2017	SEK	3,590,000	523,493
5.125% due 03/01/2017		$425,000	450,024

			973,517
Turkey - 0.29%
Republic of Turkey
6.875% due 03/17/2036		785,000	752,619
7.00% due 06/05/2020		378,000	392,647
7.00% due 03/11/2019		100,000	104,375
8.00% due 02/14/2034		250,000	272,813
8.00% due 02/14/2034		187,000	204,180
10.00% due 02/15/2012	TRY	976,834	711,120
14.00% due 09/26/2012		261,000	188,116

			2,625,870
Ukraine - 0.03%
Republic of Ukraine
7.65% due 06/11/2013		$250,000	230,025
United Kingdom - 0.42%
Government of United Kingdom
4.25% due 06/07/2032	GBP	1,746,000	2,950,556
4.50% due 03/07/2013		378,000	661,924
8.75% due 08/25/2017		63,000	142,356

			3,754,836
Venezuela - 0.10%
Republic of Venezuela
8.50% due 10/08/2014		$196,000	164,640
10.75% due 09/19/2013		724,000	691,130

			855,770
Vietnam - 0.02%
Socialist Republic of Vietnam
6.875% due 01/15/2016		200,000	206,524

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $94,213,450)			$101,864,910

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS - 35.40%
Advertising - 0.17%
Interpublic Group Companies, Inc.
10.00% due 07/15/2017 (f)		$300,000	$313,500
Lamar Media Corp.
9.75% due 04/01/2014		200,000	212,000
Lamar Media Corp., Series C
6.625% due 08/15/2015		250,000	218,750
Omnicom Group, Inc.
6.25% due 07/15/2019		650,000	689,198
WPP Finance UK
8.00% due 09/15/2014		65,000	71,193

			1,504,641
Aerospace - 0.37%
BE Aerospace, Inc.
8.50% due 07/01/2018		450,000	443,250
GenCorp, Inc.
9.50% due 08/15/2013		750,000	566,250
Lockheed Martin Corp.
4.121% due 03/14/2013		340,000	355,284
Northrop Grumman Corp.
7.125% due 02/15/2011		550,000	588,062
Rockwell Collins, Inc.
5.25% due 07/15/2019		130,000	137,692
Rolls-Royce Group PLC, EMTN
4.50% due 03/16/2011	EUR	53,000	78,461
TransDigm, Inc.
7.75% due 07/15/2014		$475,000	471,437
United Technologies Corp.
5.40% due 05/01/2035		110,000	112,356
6.125% due 02/01/2019		220,000	246,710
6.35% due 03/01/2011		295,000	314,884

			3,314,386
Agriculture - 0.05%
Bunge, Ltd.
5.90% due 04/01/2017		460,000	440,588
Air Travel - 0.19%
Air Jamaica, Ltd.
9.375% due 07/08/2015		64,286	56,571
Air Jamaica, Ltd., Series REGS
9.375% due 07/08/2015		34,286	30,172
American Airlines Pass Through Trust, Series 01-2
7.858% due 04/01/2013		550,000	525,250
Delta Air Lines, Inc., Series 00A2
7.57% due 11/18/2010		775,000	755,625
Delta Airlines, Inc.
6.821% due 08/10/2022		122,549	108,456
Greater Toronto Airports Authority, MTN
6.25% due 12/13/2012	CAD	47,000	47,579
6.47% due 02/02/2034		40,000	41,018
Southwest Airlines Company
6.50% due 03/01/2012		$160,000	168,165

			1,732,836
Airlines - 0.02%
Continental Airlines, Inc.
9.00% due 07/08/2016		190,000	195,225
Aluminum - 0.08%
Novelis, Inc.
7.25% due 02/15/2015		$325,000	$263,250
11.50% due 02/15/2015 (f)		500,000	483,750

			747,000
Apparel & Textiles - 0.08%
INVISTA
9.25% due 05/01/2012 (f)		725,000	711,406
Auto Parts - 0.46%
Affinia Group, Inc.
9.00% due 11/30/2014		100,000	88,125
10.75% due 08/15/2016 (f)		100,000	103,250
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)		1,050,000	882,000
ArvinMeritor, Inc.
8.75% due 03/01/2012		375,000	320,625
Commercial Vehicles Group, Inc.
11.00% due 02/15/2013 (f)		303,000	250,005
Goodyear Tire & Rubber Company
8.625% due 12/01/2011		613,000	619,130
10.50% due 05/15/2016		1,125,000	1,200,937
Tenneco Automotive, Inc.
8.625% due 11/15/2014		125,000	110,000
Tenneco, Inc.
8.125% due 11/15/2015		275,000	250,938
TRW Automotive, Inc.
7.00% due 03/15/2014 (f)		100,000	87,000
United Components, Inc.
9.375% due 06/15/2013		250,000	193,750

			4,105,760
Auto Services - 0.34%
ERAC USA Finance Company
5.60% due 05/01/2015 (f)		240,000	232,015
7.95% due 12/15/2009 (f)		115,000	115,903
Hertz Corp.
10.50% due 01/01/2016		475,000	467,875
KAR Holdings, Inc.
4.4831% due 05/01/2014 (b)		250,000	206,250
10.00% due 05/01/2015		1,225,000	1,127,000
RSC Equipment Rental, Inc.
10.00% due 07/15/2017 (f)		325,000	339,625
United Rentals North America, Inc.
10.875% due 06/15/2016 (f)		525,000	535,500

			3,024,168
Automobiles - 0.11%
DaimlerChrysler N.A. Holding Corp.
6.50% due 11/15/2013		520,000	553,828
7.20% due 09/01/2009		160,000	160,000
DaimlerChrysler N.A. Holding Corp., EMTN
4.375% due 03/21/2013	EUR	100,000	146,126
Fiat Finance & Trade, Ltd.
6.625% due 02/15/2013		55,000	77,271
Volvo Treasury AB, EMTN
9.875% due 02/27/2014		50,000	80,522

			1,017,747

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Banking - 2.18%
American Express Centurion Bank
5.55% due 10/17/2012		$100,000	$103,970
ATF Bank
9.00% due 05/11/2016		150,000	124,500
9.25% due 04/12/2012		50,000	45,250
Australia & New Zealand Banking Group,
Ltd., EMTN
4.45% until 02/05/2010, then
variable due 02/05/2015	EUR	84,000	118,329
4.375% due 05/24/2012		95,000	140,807
BAC Capital Trust VI
5.625% due 03/08/2035		$445,000	304,274
Banca Monte dei Paschi di Siena SpA, EMTN
4.50% until 09/24/2010, then
variable due 09/24/2015	EUR	75,000	107,754
Banco Nacional de Desenvolvimento Economico e
Social
6.369% due 06/16/2018		$290,000	298,700
Bank of America Corp.
5.65% due 05/01/2018		1,260,000	1,218,348
5.75% due 08/15/2016		210,000	200,774
6.50% due 08/01/2016		550,000	566,769
7.375% due 05/15/2014		250,000	274,099
Bank of America Corp., EMTN
4.00% until 03/28/2013, then
variable due 03/28/2017	EUR	100,000	119,284
4.625% due 02/18/2014		65,000	93,317
5.25% due 11/09/2016	GBP	100,000	147,152
Bank of America Corp., MTN
4.75% until 05/23/2012, then
variable due 05/23/2017	EUR	50,000	61,761
Bank of Ireland
6.45% due 02/10/2010		49,000	71,207
Bank of Montreal
5.20% until 06/21/2012, then
variable due 06/21/2017	CAD	49,000	47,480
Bank of New York Mellon Corp.
4.30% due 05/15/2014		$295,000	310,370
Bank of New York Mellon Corp., MTN
4.50% due 04/01/2013		240,000	253,549
Bank of Nova Scotia
8.30% due 09/27/2013	CAD	97,000	105,283
Bank One Corp.
5.25% due 01/30/2013		$200,000	211,377
7.875% due 08/01/2010		310,000	327,838
Banque du Liban, EMTN
10.00% due 04/25/2015		100,000	113,000
Barclays Bank PLC
5.20% due 07/10/2014		325,000	341,175
6.75% due 05/22/2019		280,000	306,798
7.40% due 12/15/2009		150,000	152,120
Barclays Bank PLC, EMTN
4.875% due 03/31/2013	EUR	30,000	44,039
5.75% due 03/08/2011		46,000	68,499
BB&T Capital Trust II
6.75% due 06/07/2036		$180,000	148,050
BB&T Corp.
5.70% due 04/30/2014		1,030,000	1,101,952
BNP Paribas, EMTN
5.25% due 12/17/2012	EUR	50,000	$75,970
Credit Agricole SA, EMTN
5.971% due 01/02/2018		100,000	156,293
Credit Agricole SA, Series TSDI
5.00% until 06/20/2018, then
variable due 06/20/2049	GBP	125,000	168,900
Credit Suisse Group Finance Guernsey, Ltd.
6.375% due 06/07/2013	EUR	116,000	177,478
Deutsche Bank AG
5.125% due 01/31/2013		35,000	52,362
Deutsche Bank AG, EMTN
4.50% due 03/07/2011		100,000	148,551
4.875% due 09/24/2012		50,000	75,841
Deutsche Genossenschafts-Hypothekenbank AG,
EMTN
4.00% due 10/31/2016		800,000	1,203,660
DnB NOR Bank ASA, EMTN
4.75% due 03/28/2011		75,000	111,436
Eurohypo AG
4.50% due 01/21/2013 (f)		342,000	521,446
Fifth Third Bancorp
6.25% due 05/01/2013		$275,000	279,826
8.25% due 03/01/2038		150,000	133,254
Fortis Bank SA/NV, EMTN
5.757% due 10/04/2017	EUR	75,000	113,465
HBOS PLC
6.00% due 11/01/2033 (f)		$420,000	283,540
HBOS PLC, EMTN
4.375% until 10/30/2014, then variable due 10/30/2019	EUR	59,000	67,399
HSBC Bank PLC, EMTN
4.25% until 03/18/2011, then variable
due 03/18/2016		21,000	29,993
HSBC Bank USA, Inc.
4.625% due 04/01/2014		$100,000	102,308
HSBC Holdings PLC
3.625% until 06/29/2015, then
variable due 06/29/2020	EUR	75,000	99,470
6.50% due 05/02/2036		$175,000	180,469
9.875% due 04/08/2018	GBP	60,000	111,333
HSBK Europe BV
7.25% due 05/03/2017		$100,000	75,000
7.75% due 05/13/2013		240,000	203,491
9.25% due 10/16/2013		200,000	180,100
Hypothekenbank in Essen AG
3.875% due 11/21/2013	EUR	421,000	629,596
Independence Community Bank Corp.
2.4169% due 04/01/2014 (b)		$15,000	13,252
ING Bank NV, EMTN
5.50% due 01/04/2012	EUR	71,000	105,616
Intesa Sanpaolo SpA, EMTN
4.375% until 06/26/2013, then variable due 06/26/2018		50,000	70,031
Intesabci Capital Trust
6.988% until 07/12/2011, then variable due 07/29/2049		55,000	68,598
Kreditanstalt fuer Wiederaufbau
4.70% due 06/02/2037	CAD	245,000	193,859

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Kreditanstalt fuer Wiederaufbau, EMTN
7.375% due 01/27/2010	NGN	50,000,000	$311,439
Kreditanstalt fuer Wiederaufbau, Series EXCH
5.50% due 12/07/2015	GBP	455,000	820,935
MPS Capital Trust I
7.99% until 02/07/2011, then variable due 12/29/2049	EUR	35,000	42,650
National Australia Bank, Ltd., EMTN
4.50% until 06/23/2011, then variable due 06/23/2016		100,000	142,563
NCNB Corp.
9.375% due 09/15/2009		$275,000	275,677
Northern Trust Company, BKNT
4.60% due 02/01/2013		120,000	126,644
Northern Trust Corp.
5.30% due 08/29/2011		144,000	153,926
5.50% due 08/15/2013		215,000	234,521
PNC Funding Corp.
7.50% due 11/01/2009		190,000	191,656
Rabobank Nederland, EMTN
3.125% due 07/19/2010	EUR	75,000	108,905
Royal Bank of Canada
5.00% due 01/20/2014	CAD	99,000	97,482
5.75% due 07/25/2011	EUR	50,000	76,596
Royal Bank of Scotland Group PLC, EMTN
5.25% due 05/15/2013		60,000	88,904
Royal Bank of Scotland PLC, EMTN
6.00% until 09/08/2014, then variable due 06/29/2049	GBP	47,000	49,734
6.00% due 05/10/2013	EUR	40,000	58,374
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299% due 05/15/2017		$500,000	446,250
Sanpaolo IMI SpA, EMTN
3.75% until 06/09/2010, then variable due 06/09/2015	EUR	64,000	90,920
Santander Issuances SA, EMTN
4.75% until 05/29/2014, then variable due 05/29/2019		100,000	141,686
Standard Chartered Bank, EMTN
3.625% until 02/03/2012, then variable due 02/03/2017		210,000	283,782
Sumitomo Mitsui Banking Corp.
5.625% until 10/15/2015, then variable due 07/29/2049 (f)		$200,000	190,406
4.375% until 10/15/2015, then variable due 07/29/2049	EUR	100,000	118,559
SunTrust Banks, Inc.
7.75% due 05/01/2010		$175,000	179,260
Toronto-Dominion Bank, EMTN
4.875% due 01/23/2013	EUR	100,000	152,127
Toronto-Dominion Bank, MTN
5.69% due 06/03/2018 (b)	CAD	119,000	117,677
UniCredito Italiano SpA, EMTN
5.75% due 09/26/2017	EUR	95,000	140,495
6.10% due 02/28/2012		24,000	35,928
US Bancorp
4.20% due 05/15/2014		$175,000	182,268
US Bancorp, MTN, Series P
4.50% due 07/29/2010		$190,000	$196,291
US Bank NA, BKNT
6.375% due 08/01/2011		400,000	432,855
VTB Capital SA
6.875% due 05/29/2018		250,000	240,312
Wachovia Corp.
5.75% due 02/01/2018		645,000	677,353
Westpac Banking Corp., EMTN
4.875% due 09/28/2012	EUR	75,000	112,459

			19,678,996

Biotechnology - 0.04%
Amgen, Inc.
6.40% due 02/01/2039		$65,000	73,891
Genentech, Inc.
4.40% due 07/15/2010		125,000	128,459
4.75% due 07/15/2015		160,000	170,183

			372,533

Broadcasting - 0.79%
British Sky Broadcasting Group PLC
6.10% due 02/15/2018 (f)		355,000	375,344
9.50% due 11/15/2018 (f)		405,000	519,631
BSKYB Finance UK PLC
5.75% due 10/20/2017	GBP	65,000	111,382
Discovery Communications LLC
5.625% due 08/15/2019		$370,000	378,338
News America, Inc.
6.15% due 03/01/2037		870,000	840,388
6.20% due 12/15/2034		190,000	184,389
6.40% due 12/15/2035		380,000	377,087
7.85% due 03/01/2039		85,000	99,286
Nexstar Broadcasting, Inc., PIK
7.00% due 01/15/2014 (f)		317,611	120,692
Sirius XM Radio, Inc.
7.00% due 12/01/2014 (f)		450,000	318,937
9.625% due 08/01/2013		250,000	221,250
9.75% due 09/01/2015 (f)		150,000	150,000
13.00% due 08/01/2014 (f)		1,125,000	1,068,750
Time Warner Cable, Inc.
5.40% due 07/02/2012		805,000	858,689
7.30% due 07/01/2038		1,145,000	1,295,532
XM Satellite Radio, Inc.
11.25% due 06/15/2013 (f)		175,000	181,563

			7,101,258

Building Materials & Construction - 0.34%
Columbus McKinnon Corp.
8.875% due 11/01/2013		575,000	572,125
CRH America, Inc.
5.30% due 10/15/2013 (f)		140,000	140,607
6.00% due 09/30/2016		240,000	235,582
Esco Corp.
4.5044% due 12/15/2013 (b)(f)		175,000	156,188
8.625% due 12/15/2013 (f)		600,000	582,000
Lafarge SA
6.15% due 07/15/2011		140,000	144,539
Lafarge SA, EMTN
7.625% due 05/27/2014	EUR	60,000	94,670

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Building Materials & Construction (continued)
Linde Finance BV
6.50% due 01/29/2016	GBP	65,000	$115,578
Linde Finance BV, EMTN
4.75% due 04/24/2017	EUR	100,000	147,788
Obrascon Huarte Lain SA
6.25% due 05/18/2012		100,000	120,422
Texas Industries, Inc.
7.25% due 07/15/2013		$525,000	490,875
7.25% due 07/15/2013		125,000	116,875
US Concrete, Inc.
8.375% due 04/01/2014		175,000	114,188

			3,031,437

Business Services - 0.62%
Affinity Group, Inc.
9.00% due 02/15/2012 ^		100,000	64,000
10.875% due 02/15/2012 ^		48,587	19,435
Atlantia SpA, EMTN
5.625% due 05/06/2016	EUR	50,000	77,418
Deluxe Corp.
7.375% due 06/01/2015		$600,000	537,000
Dun & Bradstreet Corp.
5.50% due 03/15/2011		120,000	123,344
First Data Corp.
9.875% due 09/24/2015		350,000	299,250
10.55% due 09/24/2015		918,649	711,953
FTI Consulting, Inc.
7.625% due 06/15/2013		375,000	367,500
7.75% due 10/01/2016		550,000	536,250
Manpower, Inc., EMTN
4.75% due 06/14/2013	EUR	50,000	63,159
Mobile Services Group, Inc.
9.75% due 08/01/2014		$525,000	525,000
Nebraska Book Company, Inc.
8.625% due 03/15/2012		625,000	503,125
SunGard Data Systems, Inc.
9.125% due 08/15/2013		448,000	443,520
10.25% due 08/15/2015		75,000	74,250
10.625% due 05/15/2015 (f)		175,000	180,687
Thomson Reuters Corp.
5.20% due 12/01/2014	CAD	40,000	39,062
5.95% due 07/15/2013		$390,000	420,014
6.50% due 07/15/2018		340,000	381,291
Ticketmaster Entertainment, Inc.
10.75% due 08/01/2016		275,000	264,000

			5,630,258

Cable & Television - 1.16%
AT&T Broadband Corp.
8.375% due 03/15/2013		149,000	172,191
Cablemas SA de CV, Series REGS
9.375% due 11/15/2015		350,000	376,250
Charter Communications, Inc.
12.875% due 09/15/2014 ^ (f)		300,000	325,500
Comcast Cable Communications, Inc.
6.75% due 01/30/2011		125,000	132,931
Comcast Corp.
5.70% due 05/15/2018		315,000	332,628
5.85% due 01/15/2010		100,000	101,810
COX Communications, Inc.
6.25% due 06/01/2018 (f)		$445,000	$473,594
7.125% due 10/01/2012		171,000	189,577
8.375% due 03/01/2039		40,000	49,603
9.375% due 01/15/2019 (f)		390,000	497,119
CSC Holdings, Inc.
8.625% due 02/15/2019 (f)		125,000	126,250
DirecTV Holdings LLC
6.375% due 06/15/2015		350,000	354,375
7.625% due 05/15/2016		200,000	210,500
8.375% due 03/15/2013		225,000	230,625
EchoStar DBS Corp.
6.625% due 10/01/2014		500,000	475,000
Grupo Televisa SA
6.00% due 05/15/2018		400,000	405,065
Historic TW, Inc.
6.875% due 06/15/2018		1,160,000	1,287,630
ITV PLC, EMTN
6.00% due 10/03/2011	EUR	60,000	84,143
Kabel Deutschland GmbH
10.625% due 07/01/2014		$375,000	391,406
Mediacom Broadband LLC
8.50% due 10/15/2015		200,000	195,500
Rainbow National Services LLC
8.75% due 09/01/2012 (f)		100,000	101,000
Rogers Cable, Inc.
5.50% due 03/15/2014		160,000	171,296
6.25% due 06/15/2013		335,000	368,356
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		725,000	598,125
Time Warner Cable, Inc.
7.50% due 04/01/2014		45,000	51,649
8.25% due 02/14/2014		350,000	409,421
Time Warner, Inc.
7.70% due 05/01/2032		295,000	327,107
Univision Communications, Inc.
9.75% due 03/15/2015 (f)		1,325,000	848,000
12.00% due 07/01/2014 (f)		350,000	367,500
Viacom, Inc.
5.625% due 09/15/2019		255,000	257,407
5.75% due 04/30/2011		5,000	1,891
Videotron Ltee
6.375% due 12/15/2015		125,000	114,687
6.875% due 01/15/2014		390,000	372,937
9.125% due 04/15/2018 (f)		25,000	26,375
9.125% due 04/15/2018		25,000	26,375

			10,453,823

Cellular Communications - 1.15%
America Movil SAB de CV
5.625% due 11/15/2017		110,000	110,305
5.75% due 01/15/2015		190,000	197,619
6.375% due 03/01/2035		600,000	612,276
8.46% due 12/18/2036	MXN	1,000,000	55,055
AT&T Wireless Services, Inc.
7.875% due 03/01/2011		$455,000	493,600
Cricket Communications, Inc.
7.75% due 05/15/2016 (f)		300,000	291,000
9.375% due 11/01/2014		500,000	471,250

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Cricket Communications, Inc. (continued)
10.00% due 07/15/2015		$175,000	$169,312
Crown Castle International Corp.
9.00% due 01/15/2015		550,000	572,000
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)		1,380,000	1,231,650
MetroPCS Wireless, Inc.
9.25% due 11/01/2014		250,000	245,312
9.25% due 11/01/2014		375,000	367,969
Millicom International Cellular SA
10.00% due 12/01/2013		125,000	129,531
Motorola, Inc.
8.00% due 11/01/2011		325,000	340,564
Nextel Communications, Inc.
6.875% due 10/31/2013		500,000	447,500
Nextel Communications, Inc., Series D
7.375% due 08/01/2015		275,000	234,781
NII Capital Corp.
10.00% due 08/15/2016 (f)		925,000	915,750
Rogers Communications, Inc.
6.80% due 08/15/2018		425,000	481,250
7.50% due 03/15/2015		140,000	164,180
Rogers Wireless, Inc.
6.375% due 03/01/2014		400,000	441,146
7.625% due 12/15/2011	CAD	35,000	35,376
Verizon Wireless Capital LLC
3.75% due 05/20/2011 (f)		$200,000	206,515
7.375% due 11/15/2013 (f)		315,000	361,076
8.50% due 11/15/2018 (f)		945,000	1,190,329
VIP Finance Ireland, Ltd.
9.125% due 04/30/2018		200,000	199,750
Vodafone Group PLC
5.625% due 02/27/2017		275,000	289,986
Vodafone Group PLC, EMTN
4.75% due 06/14/2016	EUR	50,000	75,199

			10,330,281

Cellular Telecom - 0.04%
Verizon Communications, Inc.
8.75% due 11/01/2018		$300,000	378,785
Chemicals - 0.45%
Ashland, Inc.
9.125% due 06/01/2017 (f)		275,000	288,750
Bayer AG, EMTN
5.625% due 05/23/2018	GBP	100,000	169,038
Cognis GmbH
9.50% due 05/15/2014 (f)	EUR	425,000	578,816
E.I. Du Pont de Nemours & Company
5.60% due 12/15/2036		$285,000	293,063
Huntsman International LLC
6.875% due 11/15/2013 (f)	EUR	350,000	411,443
7.875% due 11/15/2014		$225,000	200,250
Koppers Holdings, Inc. zero coupon, step up to 9.875% on 11/15/2009 due 11/15/2014		975,000	926,250
Koppers, Inc.
9.875% due 10/15/2013		100,000	103,250
Lubrizol Corp.
4.625% due 10/01/2009		250,000	250,528
8.875% due 02/01/2019		$105,000	$129,447
Nalco Company
8.25% due 05/15/2017		300,000	313,500
Polyone Corp.
8.875% due 05/01/2012		325,000	318,500
Rhodia SA
3.746% due 10/15/2013 (b)	EUR	50,000	61,465

			4,044,300

Coal - 0.14%
Arch Coal, Inc.
8.75% due 08/01/2016 (f)		$275,000	275,000
International Coal Group, Inc.
10.25% due 07/15/2014		475,000	401,375
Massey Energy Company
3.25% due 08/01/2015		231,000	173,373
Peabody Energy Corp.
7.375% due 11/01/2016		375,000	375,000

			1,224,748

Commercial Services - 0.13%
Aramark Corp.
3.9831% due 02/01/2015 (b)		225,000	191,812
5.00% due 06/01/2012		400,000	364,000
Mac-Gray Corp.
7.625% due 08/15/2015		525,000	509,250
Rentokil Initial PLC, EMTN
4.625% due 03/27/2014	EUR	50,000	68,756

			1,133,818

Computers & Business Equipment - 0.34%
Hewlett-Packard Company
2.95% due 08/15/2012		$345,000	353,151
International Business Machines Corp.
6.50% due 10/15/2013		250,000	285,303
6.625% due 01/30/2014	EUR	50,000	81,456
Seagate Technology HDD Holdings
6.375% due 10/01/2011		$250,000	246,250
Seagate Technology International
10.00% due 05/01/2014 (f)		475,000	509,437
Xerox Corp.
5.50% due 05/15/2012		295,000	307,536
5.65% due 05/15/2013		560,000	575,154
6.35% due 05/15/2018		455,000	465,590
8.25% due 05/15/2014		180,000	202,690

			3,026,567

Containers & Glass - 0.50%
Ball Corp.
7.125% due 09/01/2016		400,000	400,000
7.375% due 09/01/2019		250,000	249,375
BWAY Corp.
10.00% due 04/15/2014 (f)		250,000	259,375
Clondalkin Acquisition BV
2.6294% due 12/15/2013 (b)(f)		625,000	500,000
Crown Americas LLC
7.625% due 05/15/2017 (f)		250,000	248,125
Graham Packaging Company
9.875% due 10/15/2014		675,000	671,625

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Containers & Glass (continued)
Graphic Packaging International Corp.
8.50% due 08/15/2011		$207,000	$206,482
9.50% due 08/15/2013		75,000	75,188
9.50% due 06/15/2017 (f)		225,000	230,625
9.50% due 06/15/2017 (f)		125,000	128,125
Plastipak Holdings, Inc.
8.50% due 12/15/2015 (f)		600,000	573,000
10.625% due 08/15/2019 (f)		100,000	104,500
Silgan Holdings, Inc.
6.75% due 11/15/2013		375,000	367,500
Solo Cup Company
8.50% due 02/15/2014		425,000	389,938
Vitro SA de CV
8.625% due 02/01/2012 ^		200,000	79,000

			4,482,858

Crude Petroleum & Natural Gas - 1.50%
Amerada Hess Corp.
7.375% due 10/01/2009		75,000	75,249
AmeriGas Partners LP
7.125% due 05/20/2016		25,000	23,937
7.25% due 05/20/2015		825,000	796,125
Berry Petroleum Company
10.25% due 06/01/2014		300,000	313,125
Bill Barrett Corp.
5.00% due 03/15/2028		227,000	208,556
Canadian Natural Resources, Ltd.
5.15% due 02/01/2013		180,000	188,286
6.25% due 03/15/2038		380,000	398,025
6.45% due 06/30/2033		75,000	79,006
Canadian Natural Resources, Ltd., MTN
4.50% due 01/23/2013	CAD	45,000	42,982
Chesapeake Energy Corp.
6.375% due 06/15/2015		$25,000	22,781
9.50% due 02/15/2015		250,000	255,000
Compton Petroleum Finance Corp.
7.625% due 12/01/2013		600,000	414,000
Connacher Oil and Gas, Ltd.
10.25% due 12/15/2015 (f)		1,225,000	863,625
11.75% due 07/15/2014 (f)		125,000	126,875
Denbury Resources, Inc.
9.75% due 03/01/2016		325,000	342,062
EnCana Corp.
5.90% due 12/01/2017		380,000	409,466
EnCana Corp., MTN
5.80% due 01/18/2018	CAD	30,000	29,651
Encore Acquisition Company
7.25% due 12/01/2017		$400,000	354,000
9.50% due 05/01/2016		150,000	151,500
Forest Oil Corp.
7.25% due 06/15/2019		250,000	235,000
8.50% due 02/15/2014 (f)		100,000	100,500
Gulfstream Natural Gas System LLC
6.95% due 06/01/2016 (f)		90,000	99,744
Hess Corp.
6.65% due 08/15/2011		250,000	268,486
7.875% due 10/01/2029		368,000	436,788
8.125% due 02/15/2019		55,000	65,081
Hilcorp Energy I LP
7.75% due 11/01/2015 (f)		$1,175,000	$1,083,937
KazMunaiGaz Finance Sub BV
11.75% due 01/23/2015 (f)		250,000	270,313
KazMunaiGaz Finance Sub BV, Series REGS
9.125% due 07/02/2018		300,000	290,250
Marathon Oil Corp.
6.50% due 02/15/2014		85,000	93,618
Mariner Energy, Inc.
11.75% due 06/30/2016		325,000	342,875
OPTI Canada, Inc.
7.875% due 12/15/2014		575,000	368,000
8.25% due 12/15/2014		1,025,000	666,250
Penn Virginia Corp.
4.50% due 11/15/2012		100,000	86,647
10.375% due 06/15/2016		175,000	184,188
Petrobras International Finance Company
5.875% due 03/01/2018		260,000	266,350
7.875% due 03/15/2019		204,000	230,010
PetroHawk Energy Corp.
7.875% due 06/01/2015 (f)		150,000	145,500
9.125% due 07/15/2013		650,000	659,750
10.50% due 08/01/2014		425,000	454,750
Petroleos Mexicanos
8.00% due 05/03/2019 (f)		160,000	180,000
Pride International, Inc.
8.50% due 06/15/2019		150,000	157,500
Quicksilver Resources, Inc.
11.75% due 01/01/2016		400,000	424,000
Rowan Companies, Inc.
7.875% due 08/01/2019		230,000	242,495
SandRidge Energy, Inc., PIK
8.625% due 04/01/2015		1,000,000	940,000
Southern Natural Gas Company
5.90% due 04/01/2017 (f)		99,000	101,416

			13,487,699

Domestic Oil - 0.54%
AGL Capital Corp.
5.25% due 08/15/2019		300,000	302,394
ConocoPhillips Company
5.30% due 04/15/2012		415,000	446,113
Devon Energy Corp.
5.625% due 01/15/2014		105,000	113,120
Devon Financing Corp.
6.875% due 09/30/2011		330,000	360,104
7.875% due 09/30/2031		375,000	461,976
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015		240,000	248,207
5.15% due 09/01/2014		395,000	417,382
5.875% due 05/01/2019		80,000	85,940
EOG Resources, Inc.
5.875% due 09/15/2017		185,000	203,282
6.125% due 10/01/2013		215,000	238,076
Marathon Oil Corp.
5.90% due 03/15/2018		395,000	409,786
6.00% due 10/01/2017		220,000	227,869
6.60% due 10/01/2037		80,000	82,921

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Domestic Oil (continued)
Range Resources Corp.
7.375% due 07/15/2013		$75,000	$74,250
7.50% due 05/15/2016		100,000	99,000
SandRidge Energy, Inc.
4.2219% due 04/01/2014 (b)		500,000	415,184
Valero Energy Corp.
6.125% due 06/15/2017		510,000	509,100
9.375% due 03/15/2019		140,000	161,447

			4,856,151

Drugs & Health Care - 0.09%
AstraZeneca PLC, EMTN
5.125% due 01/15/2015	EUR	50,000	76,969
Rite Aid Corp.
9.75% due 06/12/2016 (f)		$125,000	132,187
10.375% due 07/15/2016		175,000	168,875
Valeant Pharmaceuticals
8.375% due 06/15/2016 (f)		200,000	203,000
Wyeth
5.95% due 04/01/2037		205,000	223,246

			804,277

Educational Services - 0.07%
Education Management Corp.
8.75% due 06/01/2014		300,000	307,500
10.25% due 06/01/2016		325,000	340,031

			647,531

Electrical Utilities - 1.59%
AES Corp.
7.75% due 03/01/2014		50,000	48,687
8.875% due 02/15/2011		275,000	283,250
9.75% due 04/15/2016 (f)		725,000	754,000
Alabama Power Company, Series 07-D
4.85% due 12/15/2012		100,000	108,261
Appalachian Power Company
6.375% due 04/01/2036		170,000	177,618
7.95% due 01/15/2020		100,000	120,465
Appalachian Power Company, Series O
5.65% due 08/15/2012		325,000	344,173
Baltimore Gas & Electric Company
5.90% due 10/01/2016		285,000	297,513
Black Hills Corp.
6.50% due 05/15/2013		235,000	245,622
9.00% due 05/15/2014		155,000	174,518
Carolina Power & Light Company
5.30% due 01/15/2019		140,000	149,568
CenterPoint Energy Transition Bond Company LLC, Series A-2
4.97% due 08/01/2014		150,803	159,982
CenterPoint Energy, Inc., Series B
7.25% due 09/01/2010		205,000	210,161
CEZ AS, EMTN
5.75% due 05/26/2015	EUR	50,000	77,333
Consolidated Edison Company of New York, Inc.
6.75% due 04/01/2038		$170,000	199,495
Consumers Energy Company
5.80% due 09/15/2035		100,000	99,545
Dominion Resources, Inc.
4.75% due 12/15/2010		100,000	103,103
E.ON International Finance BV, EMTN
5.125% due 10/02/2012	EUR	50,000	$76,881
5.50% due 01/19/2016		40,000	62,406
Edison SpA, EMTN
5.125% due 12/10/2010		28,000	41,643
EDP Finance BV, EMTN
3.75% due 06/22/2015		80,000	114,173
El Paso Electric Company
6.00% due 05/15/2035		$245,000	211,173
Electricite de France SA
6.95% due 01/26/2039		225,000	274,775
Elia System Operator SA
4.75% due 05/13/2014	EUR	42,000	62,952
Empresas Publicas de Medellin ESP
7.625% due 07/29/2019 (f)		$100,000	106,400
Energy Future Holdings Corp.
10.875% due 11/01/2017		500,000	357,500
Energy Future Holdings Corp., PIK
11.25% due 11/01/2017		1,058,500	645,685
Entergy Louisiana LLC
5.83% due 11/01/2010		35,000	35,077
FirstEnergy Solutions Corp.
4.80% due 02/15/2015 (f)		185,000	189,087
Hydro One, Inc., MTN
5.18% due 10/18/2017	CAD	69,000	68,333
Illinois Power Company
6.125% due 11/15/2017		$120,000	126,089
Israel Electric Corp., Ltd.
9.375% due 01/28/2020		250,000	294,375
Majapahit Holding BV
8.00% due 08/07/2019 (f)		100,000	101,120
Mirant Americas Generation LLC
8.30% due 05/01/2011		350,000	351,750
Monongahela Power Company
5.70% due 03/15/2017 (f)		265,000	261,791
National Grid PLC, EMTN
5.00% due 07/02/2018	EUR	62,000	89,943
6.50% due 04/22/2014		50,000	79,284
National Power Corp.
4.6569% due 08/23/2011 (b)(f)		$200,000	204,000
6.875% due 11/02/2016		100,000	100,803
9.625% due 05/15/2028		135,000	149,850
Nevada Power Company
5.875% due 01/15/2015		45,000	47,940
Nevada Power Company, Series R
6.75% due 07/01/2037		245,000	266,732
Northeast Utilities
5.65% due 06/01/2013		600,000	618,484
Northern States Power
5.25% due 03/01/2018		115,000	122,276
Ohio Power Company
5.75% due 09/01/2013		195,000	209,044
Orion Power Holdings, Inc.
12.00% due 05/01/2010		200,000	206,500
Pacific Gas & Electric Company
4.80% due 03/01/2014		235,000	249,713
6.35% due 02/15/2038		110,000	125,379
PPL Electric Utilities Corp.
7.125% due 11/30/2013		155,000	178,343

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
RRI Energy, Inc.
6.75% due 12/15/2014		$437,000	$437,000
7.625% due 06/15/2014		350,000	320,250
7.875% due 06/15/2017		250,000	221,875
San Diego Gas & Electric Company
6.00% due 06/01/2039		175,000	196,519
Scottish & Southern Energy PLC, EMTN
6.125% due 07/29/2013	EUR	50,000	77,636
Scottish Power UK PLC
8.375% due 02/20/2017	GBP	39,000	77,834
Sierra Pacific Resources
7.803% due 06/15/2012		$125,000	125,914
8.625% due 03/15/2014		100,000	101,750
Southern California Edison Company
5.75% due 03/15/2014		150,000	165,421
Southern Company
4.15% due 05/15/2014		145,000	149,109
Southern Company, Series A
5.30% due 01/15/2012		95,000	101,693
Tampa Electric Company
6.15% due 05/15/2037		230,000	241,530
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (f)		820,000	845,143
Texas Competitive Electric Holdings Company LLC, PIK
10.50% due 11/01/2016		343,281	200,819
Union Electric Company
5.40% due 02/01/2016		285,000	292,730
Virginia Electric and Power Company
4.50% due 12/15/2010		230,000	237,006
5.10% due 11/30/2012		210,000	226,035
Virginia Electric and Power Company, Series A
6.00% due 05/15/2037		300,000	327,333
West Penn Power Company
5.95% due 12/15/2017 (f)		220,000	227,960
Westar Energy, Inc.
5.10% due 07/15/2020		185,000	181,946
Xcel Energy, Inc.
7.00% due 12/01/2010		30,000	31,273

			14,369,571

Electronics - 0.02%
Flextronics International, Ltd.
6.50% due 05/15/2013		212,000	202,990

Energy - 0.49%
Copano Energy LLC
8.125% due 03/01/2016		575,000	550,562
Encore Acquisition Company
6.25% due 04/15/2014		275,000	244,750
Enterprise Products Operating LP
4.95% due 06/01/2010		490,000	498,124
6.30% due 09/15/2017		215,000	230,948
Ferrellgas Partners LP
8.75% due 06/15/2012		900,000	886,500
Hercules Offshore, Inc.
3.375% due 06/01/2038		126,000	86,310
Mirant North America LLC
7.375% due 12/31/2013		550,000	528,000
Northwest Pipeline Corp.
5.95% due 04/15/2017		$65,000	$68,653
NRG Energy, Inc.
7.25% due 02/01/2014		400,000	389,000
7.375% due 02/01/2016		30,000	28,688
7.375% due 01/15/2017		500,000	476,250
Plains Exploration & Production Company
7.00% due 03/15/2017		300,000	276,000
Sempra Energy
7.95% due 03/01/2010		175,000	179,829

			4,443,614

Financial Services - 6.12%
AAC Group Holding Corp.
10.25 due 10/01/2012 (f)		125,000	108,750
American Express Company
7.25% due 05/20/2014		105,000	115,552
American Express Credit Corp.
5.125% due 08/25/2014		680,000	688,250
American Express Credit Corp., MTN
5.875% due 05/02/2013		380,000	396,883
American Express Credit Corp., Series C
7.30% due 08/20/2013		300,000	328,829
American Honda Finance Corp., EMTN
6.25% due 07/16/2013	EUR	50,000	77,662
Ameriprise Financial, Inc.
7.30% due 06/28/2019		$365,000	402,521
Arch Western Finance LLC
6.75% due 07/01/2013		75,000	71,625
Atlantic Finance, Ltd.
8.75% due 05/27/2014		250,000	247,486
Bank Nederlandse Gemeenten, EMTN
4.625% due 09/13/2012	EUR	925,000	1,411,346
BAT International Finance PLC
8.125% due 11/15/2013 (f)		$955,000	1,086,437
BAT International Finance PLC, EMTN
5.375% due 06/29/2017	EUR	130,000	197,120
BHP Billiton Finance, Ltd.
5.40% due 03/29/2017		$170,000	180,689
BHP Billiton Finance, Ltd.,EMTN
4.75% due 04/04/2012	EUR	50,000	75,520
BMW Finance NV, EMTN
8.875% due 09/19/2013		90,000	152,968
Boeing Capital Corp., Ltd.
7.375% due 09/27/2010		$255,000	270,304
BP Capital Markets PLC
1.55% due 08/11/2011		500,000	500,902
Bunge, Ltd. Finance Corp.
8.50% due 06/15/2019		175,000	197,392
C10 Capital SPV, Ltd.
6.722% until 12/31/2016, then variable due 12/31/2049		100,000	66,250
Capital One Capital IV
6.745% until 02/17/2032, then variable due 02/17/2037		425,000	306,000
Capital One Financial Corp.
7.375% due 05/23/2014		225,000	245,440
Caterpillar Financial Services Corp., MTN
4.25% due 02/08/2013		220,000	223,667

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Caterpillar Financial Services Corp., MTN (continued)
5.85% due 09/01/2017		$165,000	$174,923
CenterCredit International BV
8.625% due 01/30/2014		540,000	421,200
Citigroup, Inc.
4.75% until 02/10/2014, then variable due 02/10/2019	EUR	40,000	43,806
5.125% due 02/14/2011		$220,000	222,492
5.50% due 08/27/2012		220,000	223,730
5.50% due 04/11/2013		615,000	612,140
5.85% due 07/02/2013		445,000	447,680
6.125% due 05/15/2018		665,000	625,264
6.50% due 08/19/2013		130,000	133,489
8.50% due 05/22/2019		175,000	191,289
Citigroup, Inc., EMTN
3.50% due 08/05/2015	EUR	160,000	203,175
6.40% due 03/27/2013		110,000	163,735
Countrywide Financial Corp.
4.50% due 06/15/2010		$135,000	136,294
Countrywide Home Loans, Inc., MTN
4.125% due 09/15/2009		540,000	540,434
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/2010		325,000	334,614
6.125% due 11/15/2011		435,000	467,416
Credit Suisse New York
5.30% due 08/13/2019		300,000	303,541
5.50% due 05/01/2014		545,000	585,740
Credit Suisse USA, Inc.
5.50% due 08/16/2011		170,000	180,768
Credit Suisse/London, EMTN
5.125% due 09/18/2017	EUR	125,000	187,393
6.125% due 08/05/2013		50,000	78,363
CRH Finance BV, EMTN
7.375% due 05/28/2014		50,000	78,432
Daimler International Finance BV, EMTN
7.875% due 01/16/2014		25,000	40,741
Discover Financial Services
10.25% due 07/15/2019		$385,000	421,672
Dubai Holding Commercial Operations MTN, Ltd., EMTN
4.75% due 01/30/2014	EUR	100,000	112,487
E*Trade Financial Corp.
7.375% due 09/15/2013		$1,300,000	1,114,750
12.50% due 11/30/2017		239,000	241,987
ERP Operating LP
3.85% due 08/15/2026		15,000	14,623
Finmeccanica Finance SA, EMTN
8.125% due 12/03/2013	EUR	75,000	125,049
Ford Motor Credit Company LLC
7.25% due 10/25/2011		$100,000	94,034
7.50% due 08/01/2012		725,000	667,305
9.75% due 09/15/2010		225,000	227,177
12.00% due 05/15/2015		350,000	364,369
Fresenius US Finance II, Inc.
9.00% due 07/15/2015 (f)		100,000	108,500
GATX Financial Corp.
5.50% due 02/15/2012		275,000	274,420
GE Capital Canada Funding Company, MTN
4.65% due 02/11/2015	CAD	134,000	$123,500
GE Capital European Funding, EMTN
3.50% due 02/14/2013	EUR	160,000	229,735
GE Capital UK Funding, EMTN
5.625% due 12/12/2014	GBP	145,000	239,389
General Electric Capital Corp.
4.625% until 09/15/2016, then variable due 09/15/2066	EUR	135,000	126,766
4.80% due 05/01/2013		$1,105,000	1,147,394
5.875% due 01/14/2038		650,000	577,008
5.90% due 05/13/2014		1,150,000	1,229,018
General Electric Capital Corp., MTN
5.25% due 10/19/2012		250,000	261,688
General Electric Capital Corp., Series GMTN
6.00% due 08/07/2019		210,000	211,592
General Electric Capital Corp., Series A, MTN
4.25% due 09/13/2010		480,000	491,520
GMAC LLC
6.875% due 09/15/2011		400,000	363,851
6.875% due 09/15/2011 (f)		425,000	392,062
7.75% due 01/19/2010 (f)		175,000	173,688
8.00% due 11/01/2031 (f)		825,000	637,313
Goldman Sachs Group, Inc.
3.625% due 08/01/2012		65,000	66,326
3.75% due 02/04/2013	EUR	75,000	107,223
5.125% due 10/16/2014		100,000	147,760
6.00% due 05/01/2014		$130,000	140,166
6.15% due 04/01/2018		830,000	876,132
6.345% due 02/15/2034		324,000	285,607
6.60% due 01/15/2012		1,175,000	1,272,093
6.75% due 10/01/2037		335,000	335,395
6.875% due 01/15/2011		460,000	490,825
7.50% due 02/15/2019		545,000	627,456
Goldman Sachs Group, Inc., GMTN
4.50% due 01/30/2017	EUR	100,000	139,487
Grupo Petrotemex SA de CV
9.50% due 08/19/2014 (f)		$225,000	232,313
GTB Finance BV
8.50% due 01/29/2012		475,000	432,096
Hexion U.S. Finance Corp/Hexion Nova Scotia
Finance ULC
9.75% due 11/15/2014		375,000	281,250
Icahn Enterprises LP
4.00% due 08/15/2013 (b)		549,000	422,730
7.125% due 02/15/2013		600,000	570,000
International Lease Finance Corp., MTN
5.30% due 05/01/2012		375,000	300,927
5.45% due 03/24/2011		500,000	439,857
6.625% due 11/15/2013		625,000	483,957
iPayment Investors LP
11.625% due 07/15/2014 (b)(f)		471,525	301,776
iPayment, Inc.
9.75% due 05/15/2014		400,000	258,000
Janus Capital Group, Inc.
6.95% due 06/15/2017		425,000	393,884
Jefferies Group, Inc.
5.875% due 06/08/2014		176,000	177,706
6.25% due 01/15/2036		260,000	200,353

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Jefferies Group, Inc. (continued)
8.50% due 07/15/2019		$80,000	$82,680
John Deere Capital Corp., MTN
4.95% due 12/17/2012		805,000	864,886
5.50% due 04/13/2017		130,000	138,696
JPMorgan Chase & Company
2.125% due 12/26/2012		45,000	45,455
4.65% due 06/01/2014		1,230,000	1,284,285
4.75% due 05/01/2013		485,000	513,127
6.00% due 01/15/2018		805,000	865,128
6.30% due 04/23/2019		550,000	602,953
6.40% due 05/15/2038		380,000	419,629
JPMorgan Chase & Company, EMTN
4.375% until 11/12/2014, then variable due 11/12/2019	EUR	150,000	206,830
4.25% due 06/09/2011		39,000	57,422
JPMorgan Chase Capital XVIII, Series R
6.95% due 08/17/2036		$115,000	105,444
JPMorgan Chase Capital XXII, Series V
6.45% due 02/02/2037		245,000	210,623
JSG Funding PLC
7.75% due 04/01/2015		250,000	202,500
Kazakhstan Temir Zholy Finance BV
7.00% due 05/11/2016		150,000	121,431
Lazard Group LLC
7.125% due 05/15/2015		500,000	502,269
MassMutual Global Funding II
3.625% due 07/16/2012 (f)		254,000	255,601
Mellon Funding Corp.
6.375% due 11/08/2011	GBP	145,000	254,460
Merrill Lynch & Company, Inc.
5.45% due 02/05/2013		$655,000	665,990
7.75% due 05/14/2038		410,000	435,371
Merrill Lynch & Company, Inc., EMTN
4.45% due 01/31/2014	EUR	40,000	56,019
4.625% due 10/02/2013		80,000	113,770
Merrill Lynch & Company, Inc., MTN
6.15% due 04/25/2013		$195,000	203,022
6.875% due 04/25/2018		745,000	760,705
Metropolitan Life Global Funding
5.125% due 11/09/2011 (f)		335,000	347,892
Metropolitan Life Global Funding I
5.125% due 06/10/2014 (f)		165,000	171,944
Metropolitan Life Global Funding I, EMTN
4.625% due 05/16/2017	EUR	100,000	123,097
Mitsubishi UFJ Financial Group, Inc., Capital Finance 1, Ltd.
6.346% until 07/25/2016, then variable due 07/29/2049		$200,000	183,689
Mizuho Capital Investment 1, Ltd.
6.686% until 06/30/2016, then variable due 03/29/2049 (f)		126,000	104,685
Morgan Stanley
4.00% due 01/15/2010		355,000	358,298
6.00% due 05/13/2014		195,000	206,776
7.30% due 05/13/2019		650,000	723,860
Morgan Stanley, EMTN
4.00% due 11/17/2015	EUR	190,000	257,476
Morgan Stanley, GMTN
5.125% due 11/30/2015	GBP	100,000	$160,441
Morgan Stanley, MTN
6.00% due 04/28/2015		$1,455,000	1,536,954
6.625% due 04/01/2018		550,000	587,696
Mubadala Development Company
5.75% due 05/06/2014 (f)		250,000	263,162
Nationwide Building Society, EMTN
3.375% until08/17/2010, then variable due 08/17/2015	EUR	55,000	70,444
Nexstar Finance Holdings LLC
11.375 due 04/01/2013		$223,713	64,877
Nexstar Finance, Inc.
7.00% due 01/15/2014		105,000	41,475
Nisource Finance Corp.
0.9769% due 11/23/2009 (b)		140,000	139,263
6.15% due 03/01/2013		215,000	223,535
10.75% due 03/15/2016		585,000	685,140
Nissan Motor Acceptance Corp.
4.625% due 03/08/2010 (f)		120,000	118,981
Nuveen Investments, Inc.
5.00% due 09/15/2010		275,000	262,625
10.50% due 11/15/2015 (f)		525,000	393,750
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015		1,025,000	604,750
Pinnacle Foods Finance LLC/Pinnacle Foods
Finance Corp
10.625% due 04/01/2017		150,000	141,000
PNC Funding Corp.
5.625% due 02/01/2017		195,000	192,818
6.70% due 06/10/2019		280,000	306,705
Raymond James Financial, Inc.
8.60% due 08/15/2019		325,000	341,571
Reliance Intermediate Holdings LP
9.50% due 12/15/2019 (f)		425,000	415,438
RWE Finance BV, EMTN
6.375% due 06/03/2013	GBP	30,000	53,435
Severn Trent Utilities Finance PLC, EMTN
5.25% due 03/11/2016	EUR	65,000	96,316
SLM Corp.
5.45% due 04/25/2011		$725,000	659,750
SLM Corp., MTN
5.125% due 08/27/2012		220,000	172,700
8.45% due 06/15/2018		340,000	261,560
SLM Corp., Series MTNA
5.375% due 05/15/2014		175,000	123,813
Societe Generale
6.125% due 08/20/2018	EUR	50,000	77,353
Societe Generale, EMTN
5.25% due 03/28/2013		100,000	153,417
State Street Corp.
4.30% due 05/30/2014		$190,000	199,203
Sun Life Financial Global Funding LP
0.8275% due 10/06/2013 (b)(f)		250,000	215,079
TAM Capital, Inc.
7.375% due 04/25/2017		200,000	164,000
Teco Finance, Inc.
6.572% due 11/01/2017		37,000	37,160
7.00% due 05/01/2012		53,000	55,971

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
TNK-BP Finance SA
6.625% due 03/20/2017		$250,000	$222,500
TransCapitalInvest, Ltd.
8.70% due 08/07/2018		375,000	398,906
UBS AG/Jersey, EMTN
4.50% until 09/16/2014, then variable due 09/16/2019	EUR	215,000	278,990
UBS AG/London, EMTN
6.00% due 04/18/2018		50,000	76,460
UCI Holdco, Inc.
8.6294% due 12/15/2013		$428,122	149,843
Wells Fargo & Company
2.125% due 06/15/2012		20,000	20,225
4.20% due 01/15/2010		255,000	257,536
4.875% due 01/12/2011		225,000	233,438
Wells Fargo Bank NA
4.75% due 02/09/2015		270,000	268,642
Wells Fargo Financial Canada Corp., MTN
4.33% due 12/06/2013	CAD	45,000	41,982
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010 (f)		$155,000	156,246
WT Finance Australia Property, Ltd.
3.625% due 06/27/2012	EUR	50,000	68,602

			55,142,233

Food & Beverages - 0.71%
Ahold Finance USA, Inc., EMTN
6.50% due 03/14/2017	GBP	50,000	84,653
Anheuser-Busch InBev NV
7.20% due 01/15/2014		$448,000	503,171
Anheuser-Busch InBev NV, EMTN
8.625% due 01/30/2017	EUR	50,000	88,428
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 11/15/2014 (f)		$280,000	298,216
B&G Foods, Inc.
8.00% due 10/01/2011		450,000	450,000
Bacardi, Ltd.
7.75% due 04/09/2014	EUR	50,000	80,456
Casino Guichard Perrachon SA, EMTN
4.875% due 04/10/2014		50,000	72,898
6.375% due 04/04/2013		50,000	76,950
Coca-Cola Company
4.875% due 03/15/2019		$330,000	346,023
5.00% due 11/15/2012		390,000	411,759
Coca-Cola Enterprises, Inc.
4.25% due 03/01/2015		210,000	221,579
Compass Group PLC
7.00% due 12/08/2014	GBP	25,000	45,517
Dole Food Company, Inc.
13.875% due 03/15/2014 (f)		$200,000	228,000
General Mills, Inc.
5.25% due 08/15/2013		270,000	293,461
5.65% due 02/15/2019		35,000	37,818
General Mills, Inc., Series MTN
11.973% due 10/15/2010		275,000	291,828
Heineken NV, EMTN
7.25% due 03/10/2015	GBP	25,000	44,515
JBS SA
9.375% due 02/07/2011		$100,000	101,500
JBS USA LLC
11.625% due 05/01/2014		$375,000	$393,750
Kellogg Company
4.25% due 03/06/2013		750,000	784,595
Kraft Foods, Inc., EMTN
6.25% due 03/20/2015	EUR	50,000	79,831
McCormick & Company, Inc.
5.80% due 07/15/2011		$130,000	136,220
PepsiCo, Inc.
4.65% due 02/15/2013		135,000	144,878
SABMiller PLC
6.20% due 07/01/2011 (f)		245,000	261,017
Sysco Corp.
5.25% due 02/12/2018		110,000	117,373
Tesco PLC, EMTN
5.50% due 12/13/2019	GBP	60,000	102,042
5.875% due 09/12/2016	EUR	50,000	79,657
Tyson Foods, Inc.
10.50% due 03/01/2014		$525,000	585,375

			6,361,510

Gas & Pipeline Utilities - 0.82%
Atmos Energy Corp.
5.95% due 10/15/2034		40,000	38,811
8.50% due 03/15/2019		55,000	67,569
Boardwalk Pipelines LLC
5.50% due 02/01/2017		305,000	297,370
Colorado Interstate Gas Company
5.95% due 03/15/2015		150,000	157,624
DCP Midstream LLC
9.70% due 12/01/2013 (f)		140,000	160,600
Duke Capital Corp.
7.50% due 10/01/2009		130,000	130,541
Dynegy Holdings, Inc.
7.50% due 06/01/2015		375,000	303,750
7.75% due 06/01/2019		1,000,000	710,000
El Paso Corp.
8.25% due 02/15/2016		225,000	227,250
12.00% due 12/12/2013		750,000	851,250
El Paso Natural Gas Company
5.95% due 04/15/2017		99,000	101,729
Enbridge, Inc., MTN
7.20% due 06/18/2032	CAD
Gas Natural Capital Markets SA, EMTN		28,000	30,263
5.25% due 07/09/2014	EUR
Intergas Finance BV, Series REGS		50,000	75,863
6.375% due 05/14/2017		$200,000	160,000
Kinder Morgan Finance Company
5.70% due 01/05/2016		555,000	507,825
Kinder Morgan, Inc.
6.50% due 09/01/2012		139,000	141,433
National Gas Company
6.05% due 01/15/2036 (f)		105,000	81,932
Nustar Logistics
7.65% due 04/15/2018		180,000	192,251
Piedmont Natural Gas Company
6.00% due 12/19/2033		15,000	14,661
Praxair, Inc.
4.625% due 03/30/2015		415,000	448,311

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
Praxair, Inc. (continued)
5.20% due 03/15/2017		$205,000	$218,218
Southeast Supply Header LLC
4.85% due 08/15/2014		100,000	101,535
Southern California Gas Company
5.75% due 11/15/2035		230,000	250,264
Spectra Energy Capital LLC
5.65% due 03/01/2020		905,000	917,143
Sunoco, Inc.
4.875% due 10/15/2014		30,000	30,141
5.75% due 01/15/2017		240,000	235,103
9.625% due 04/15/2015		330,000	386,991
Tennessee Gas Pipeline Company
8.00% due 02/01/2016		50,000	56,102
TransCanada Pipelines, Ltd.
7.125% due 01/15/2019		100,000	116,500
Williams Companies, Inc.
7.75% due 06/15/2031		50,000	50,869
8.75% due 01/15/2020		305,000	346,230

			7,408,129
Gold - 0.11%
Barrick Gold Corp.
6.95% due 04/01/2019		50,000	58,128
Barrick Gold Financeco LLC
6.125% due 09/15/2013		865,000	936,078

			994,206
Healthcare Products - 0.24%
Bausch & Lomb, Inc.
9.875% due 11/01/2015		200,000	200,500
Baxter International, Inc.
4.00% due 03/01/2014		100,000	104,004
Biomet, Inc.
11.625% due 10/15/2017		625,000	660,938
Boston Scientific Corp.
6.00% due 06/15/2011		100,000	102,125
FMC Finance III SA
6.875% due 07/15/2017		75,000	70,875
GlaxoSmithKline Capital PLC, EMTN
5.625% due 12/13/2017	EUR	95,000	150,680
Johnson & Johnson
4.75% due 11/06/2019		50,000	76,417
Medtronic, Inc., Series B
4.375% due 09/15/2010		$145,000	149,388
4.75% due 09/15/2015		330,000	350,723
Universal Hospital Services, Inc.
4.635% due 06/01/2015 (b)		200,000	162,000
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015		100,000	96,500

			2,124,150
Healthcare Services - 0.52%
Cardinal Health, Inc.
0.865% due 10/02/2009 (b)		260,000	260,023
Centene Corp.
7.25% due 04/01/2014		450,000	431,437
CRC Health Corp.
10.75% due 02/01/2016		125,000	84,375
DaVita, Inc.
6.625% due 03/15/2013		$375,000	$363,750
7.25% due 03/15/2015		250,000	241,250
Express Scripts, Inc.
5.25% due 06/15/2012		315,000	334,136
6.25% due 06/15/2014		260,000	284,152
Healthsouth Corp.
10.75% due 06/15/2016		425,000	449,438
Roche Holdings, Inc.
5.00% due 03/01/2014		160,000	173,081
U.S. Oncology Holdings, Inc., PIK
6.9037% due 03/15/2012		378,000	321,300
U.S. Oncology, Inc.
9.125% due 08/15/2017 (f)		250,000	260,000
US Oncology, Inc.
10.75% due 08/15/2014		175,000	177,188
Vanguard Health Holding Company I LLC zero coupon, Step up to 11.25% on 10/01/2009 due 10/01/2015		350,000	351,750
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014		450,000	442,125
WellPoint, Inc.
5.00% due 01/15/2011		415,000	428,937
6.00% due 02/15/2014		85,000	90,936

			4,693,878
Holdings Companies/Conglomerates - 0.12%
ERP Operating LP
5.25% due 09/15/2014		190,000	189,305
Visant Corp.
7.625% due 10/01/2012		325,000	326,625
Visant Holding Corp.
10.25 due 12/01/2013		600,000	606,000

			1,121,930
Homebuilders - 0.11%
Centex Corp.
5.45% due 08/15/2012		60,000	60,600
D.R. Horton, Inc., Series DHI
2.00% due 05/15/2014		219,000	270,465
K Hovnanian Enterprises, Inc.
11.50% due 05/01/2013		400,000	387,000
Lennar Corp., Series B
5.60% due 05/31/2015		45,000	39,600
5.95% due 10/17/2011		25,000	24,250
MDC Holdings, Inc., MTN
5.375% due 12/15/2014		60,000	56,983
NVR, Inc.
5.00% due 06/15/2010		115,000	114,977
Pulte Homes, Inc.
5.20% due 02/15/2015		75,000	68,250

			1,022,125
Hotels & Restaurants - 0.29%
Gaylord Entertainment Company
6.75% due 11/15/2014		700,000	589,750
8.00% due 11/15/2013		300,000	273,750
Hyatt Hotels Corp.
5.75% due 08/15/2015 (f)		240,000	243,176

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants (continued)
McDonald’s Corp.
5.30% due 03/15/2017		$205,000	$219,888
5.70% due 02/01/2039		125,000	132,209
O’Charleys, Inc.
9.00% due 11/01/2013		250,000	232,500
OSI Restaurant Partners, Inc.
10.00% due 06/15/2015		175,000	144,375
Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 10/15/2014		475,000	472,625
Wendy’s/Arby’s Restaurants LLC
10.00% due 07/15/2016 (f)		325,000	333,125

			2,641,398
Household Appliances - 0.02%
Whirlpool Corp.
6.125% due 06/15/2011		140,000	144,049
Household Products - 0.04%
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015		400,000	362,000
Industrial Machinery - 0.11%
CPM Holdings, Inc.
10.625% due 09/01/2014 (f)		125,000	126,250
H&E Equipment Services, Inc.
8.375% due 07/15/2016		525,000	451,500
MAN SE, EMTN
7.25% due 05/20/2016	EUR	25,000	40,168
Manitowoc, Inc.
7.125% due 11/01/2013		$200,000	156,000
Roper Industries, Inc.
6.25% due 09/01/2019		225,000	228,338

			1,002,256
Industrials - 0.07%
Air Products & Chemicals, Inc.
4.15% due 02/01/2013		150,000	156,463
4.375% due 08/21/2019		80,000	81,129
WCA Waste Corp.
9.25% due 06/15/2014		400,000	377,000

			614,592
Insurance - 0.69%
ACE INA Holdings, Inc.
5.70% due 02/15/2017		240,000	255,748
5.90% due 06/15/2019		95,000	102,325
Aflac, Inc.
8.50% due 05/15/2019		420,000	487,962
Allstate Life Funding LLC, EMTN
6.375% due 01/17/2011	GBP	49,000	82,163
Berkshire Hathaway Finance Corp.
4.60% due 05/15/2013		$300,000	316,184
Highmark, Inc.
6.80% due 08/15/2013 (f)		225,000	233,011
HUB International Holdings, Inc.
9.00% due 12/15/2014 (f)		550,000	495,688
10.25% due 06/15/2015 (f)		975,000	819,000
Lincoln National Corp.
8.75% due 07/01/2019		170,000	190,103
MetLife, Inc.
6.75% due 06/01/2016		15,000	16,408
Muenchener Rueckversicherungs AG 5.767% until 06/12/2017, then variable due 06/29/2049	EUR	50,000	$60,211
Nationwide Mutual Insurance Company
6.60% due 04/15/2034 (f)		$135,000	102,359
New York Life Global Funding, EMTN
4.375% due 01/19/2017	EUR	100,000	129,699
NLV Financial Corp.
7.50% due 08/15/2033 (f)		$285,000	217,125
Ohio National Financial Services, Inc.
6.35% due 04/01/2013 (f)		15,000	15,032
Pacific Life Funding LLC, EMTN
5.125% due 01/20/2015	GBP	89,000	135,734
Pricoa Global Funding I
5.45% due 06/11/2014 (f)		$435,000	446,940
Principal Financial Global Funding II LLC, EMTN
4.50% due 01/26/2017	EUR	50,000	60,705
Principal Financial Group, Inc.
6.05% due 10/15/2036		$180,000	151,539
7.875% due 05/15/2014		385,000	424,938
8.875% due 05/15/2019		135,000	154,566
Principal Life Global Funding I
5.25% due 01/15/2013 (f)		190,000	193,118
Principal Life Income Funding Trusts
5.20% due 11/15/2010		40,000	40,197
Prudential Financial, Inc.
6.20% due 01/15/2015		175,000	183,322
RLI Corp.
5.95% due 01/15/2014		20,000	19,750
Sun Life Assurance Company of Canada 6.15% until 06/30/2012, then variable due 06/30/2022	CAD	42,000	41,106
The Travelers Companies, Inc.
5.90% due 06/02/2019		$175,000	192,731
Transatlantic Holdings, Inc.
5.75% due 12/14/2015		170,000	151,962
Travelers Insurance Company Institutional Funding, Ltd.5.75% due 12/06/2011	GBP	54,000	90,992
USI Holdings Corp.
9.75% due 05/15/2015 (f)		$225,000	183,656
Willis North America, Inc.
6.20% due 03/28/2017		195,000	184,109

			6,178,383
International Oil - 0.71%
ConocoPhillips Company
5.75% due 02/01/2019		200,000	214,936
EnCana Corp.
6.50% due 08/15/2034		255,000	275,053
6.50% due 05/15/2019		155,000	171,415
Gaz Capital for Gazprom
8.625% due 04/28/2034		175,000	183,767
Gaz Capital for Gazprom, EMTN
4.56% due 12/09/2012	EUR	150,000	210,683
Gaz Capital SA
7.288% due 08/16/2037		$490,000	400,379
8.125% due 07/31/2014 (f)		100,000	103,125
8.146% due 04/11/2018		300,000	296,430

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
International Oil (continued)
Pemex Project Funding Master Trust
1.9294% due 06/15/2010 (b)(f)		$215,000	$214,463
5.75% due 03/01/2018		465,000	451,050
6.25% due 08/05/2013	EUR	150,000	230,093
Pemex Project Funding Master Trust, EMTN
7.50% due 12/18/2013	GBP	50,000	86,973
Petro-Canada
6.80% due 05/15/2038		$125,000	132,301
Petroleos de Venezuela SA
5.25% due 04/12/2017		2,200,000	1,210,000
Petroleum Company of Trinidad & Tobago, Ltd.
9.75% due 08/14/2019		200,000	217,250
PF Export Receivables Master Trust
6.436% due 06/01/2015 (f)		48,417	50,572
Shell International Finance BV
6.375% due 12/15/2038		225,000	265,886
Transocean, Inc.
5.25% due 03/15/2013		225,000	236,906
Weatherford International, Ltd.
9.625% due 03/01/2019		265,000	321,938
XTO Energy, Inc.
4.625% due 06/15/2013		525,000	542,947
5.65% due 04/01/2016		380,000	397,956
YPF SA, MTNC
10.00% due 11/02/2028		220,000	204,050

			6,418,173
Internet Service Provider - 0.03%
Terremark Worldwide, Inc.
12.00% due 06/15/2017 (f)		250,000	262,813
Investment Companies - 0.10%
Credit Suisse Guernsey, Ltd. 5.86% until 05/15/2017, then variable due 05/29/2049		290,000	205,900
RAKIA Sukuk Company, Ltd.
2.1369% due 12/05/2012 (b)		200,000	177,400
Xstrata Finance Canada, Ltd.
5.50% due 11/16/2011 (f)		420,000	430,367
Xstrata Finance Canada, Ltd., EMTN
5.25% due 06/13/2017	EUR	80,000	109,527

			923,194
Leisure Time - 0.89%
AMC Entertainment, Inc.
8.75% due 06/01/2019		$425,000	421,812
Ameristar Casinos, Inc.
9.25% due 06/01/2014 (f)		300,000	306,750
Cinemark USA, Inc.
8.625% due 06/15/2019 (f)		275,000	277,750
Cirsa Finance Luxembourg SA
8.75% due 05/15/2014 (f)	EUR	50,000	60,928
Harrah’s Operating Company, Inc.
10.00% due 12/15/2015 (f)		$150,000	107,250
10.00% due 12/15/2018		300,000	210,000
Harrahs Operating Escrow LLC
11.25% due 06/01/2017 (f)		525,000	534,188
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014		371,000	322,770
Lions Gate Entertainment Corp.
2.9375% due 10/15/2024		$155,000	$142,794
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 ^ (f)		50,000	22,000
MGM Mirage, Inc.
6.75% due 09/01/2012		250,000	196,250
8.375% due 02/01/2011		25,000	21,187
8.50% due 09/15/2010		475,000	460,750
11.125% due 11/15/2017 (f)		500,000	545,000
13.00% due 11/15/2013 (f)		100,000	111,500
Penn National Gaming, Inc.
6.75% due 03/01/2015		425,000	401,625
8.75% due 08/15/2019 (f)		175,000	173,688
Pinnacle Entertainment, Inc.
7.50% due 06/15/2015		475,000	413,250
8.25% due 03/15/2012		323,000	323,000
8.625% due 08/01/2017 (f)		425,000	418,625
Pokagon Gaming Authority
10.375% due 06/15/2014 (f)		650,000	656,500
Regal Cinemas Corp.
8.625% due 07/15/2019 (f)		300,000	303,000
Royal Caribbean Cruises, Ltd.
7.00% due 06/15/2013		100,000	88,750
Shingle Springs Tribal Gaming Authority
9.375% due 06/15/2015 (f)		800,000	568,000
Speedway Motorsports, Inc.
6.75% due 06/01/2013		160,000	154,800
8.75% due 06/01/2016 (f)		150,000	154,500
Vivendi
5.75% due 04/04/2013 (f)		410,000	420,096
Wynn Las Vegas LLC
6.625% due 12/01/2014		250,000	230,000

			8,046,763
Liquor - 0.01%
Carlsberg Breweries A/S, EMTN
6.00% due 05/28/2014	EUR	50,000	78,001
Constellation Brands, Inc.
8.375% due 12/15/2014		$25,000	25,437

			103,438
Manufacturing - 0.30%
3M Company, MTN
4.65% due 12/15/2012		405,000	433,529
5.125% due 11/06/2009		95,000	95,920
5.70% due 03/15/2037		200,000	218,103
AGY Holding Corp.
11.00% due 11/15/2014		250,000	197,500
Cooper US, Inc.
6.10% due 07/01/2017		205,000	225,032
Danaher Corp.
5.40% due 03/01/2019		70,000	75,104
Danaher European Finance Company EHF
4.50% due 07/22/2013	EUR	50,000	71,939
General Dynamics Corp.
1.80% due 07/15/2011		$150,000	150,598
4.50% due 08/15/2010		210,000	216,999
Honeywell International, Inc.
4.25% due 03/01/2013		210,000	220,501
5.30% due 03/01/2018		235,000	251,575

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Manufacturing (continued)
Sally Holdings LLC
9.25% due 11/15/2014		$425,000	$438,812
10.50% due 11/15/2016		75,000	77,813

			2,673,425
Medical-Hospitals - 0.41%
Community Health Systems, Inc.
8.875% due 07/15/2015		150,000	150,562
HCA, Inc.
8.50% due 04/15/2019 (f)		500,000	506,250
9.25% due 11/15/2016		450,000	455,625
HCA, Inc., PIK
9.625% due 11/15/2016		956,000	965,560
Health Management Associates, Inc.
3.70% due 08/16/2020		235,986	221,163
6.125% due 04/15/2016		575,000	513,188
Symbion, Inc.
11.00% due 08/23/2015		316,309	223,789
Tenet Healthcare Corp.
6.50% due 06/01/2012		225,000	223,604
United Surgical Partners International, Inc.
8.875% due 05/01/2017		450,000	423,000

			3,682,741
Metal & Metal Products - 0.22%
Clarendon Alumina Production, Ltd.
8.50% due 11/16/2021		100,000	71,211
Corp Nacional del Cobre de Chile
7.50% due 01/15/2019 (f)		230,000	276,294
Corp Nacional del Cobre de Chile, Series REGS
7.50% due 01/15/2019		130,000	155,564
Gibraltar Industries, Inc., Series B
8.00% due 12/01/2015		1,075,000	905,687
Hawk Corp.
8.75% due 11/01/2014		331,000	331,414
Southern Copper Corp.
7.50% due 07/27/2035		200,000	198,983

			1,939,153
Mining - 0.49%
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		750,000	781,875
Placer Dome, Inc.
6.45% due 10/15/2035		315,000	338,611
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/2013		455,000	483,415
8.95% due 05/01/2014		675,000	786,698
Teck Resources, Ltd.
9.75% due 05/15/2014		25,000	27,000
10.25% due 05/15/2016		525,000	580,125
10.75% due 05/15/2019		525,000	597,844
Vale Overseas, Ltd.
6.25% due 01/23/2017		645,000	683,594
6.875% due 11/21/2036		163,000	163,196

			4,442,358
Oil & Gas Drilling - 0.02%
Nabors Industries, Inc.
9.25% due 01/15/2019		190,000	222,989
Paper - 0.39%
Boise Cascade LLC
7.125% due 10/15/2014		$465,000	$312,131
Cellu Tissue Holdings, Inc.
11.50% due 06/01/2014 (f)		300,000	313,500
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013		80,000	81,377
8.625% due 08/15/2010		220,000	231,074
Clearwater Paper Corp.
10.625% due 06/15/2016		200,000	214,250
Domtar Corp.
5.375% due 12/01/2013		175,000	161,875
7.125% due 08/15/2015		400,000	385,000
9.50% due 08/01/2016		50,000	50,250
Georgia Pacific LLC
8.25% due 05/01/2016 (f)		475,000	479,750
Georgia-Pacific Corp.
7.00% due 01/15/2015 (f)		100,000	96,250
7.125% due 01/15/2017 (f)		400,000	384,000
International Paper Company
9.375% due 05/15/2019		250,000	280,926
Rock-Tenn Company
8.20% due 08/15/2011		250,000	257,500
9.25% due 03/15/2016		225,000	236,812
WPP PLC, EMTN
6.625% due 05/12/2016	EUR	50,000	73,772

			3,558,467
Petroleum Services - 0.38%
BG Energy Capital PLC, EMTN
5.125% due 12/07/2017	GBP	50,000	84,779
5.875% due 11/13/2012		25,000	43,729
Bill Barrett Corp.
9.875% due 07/15/2016		$300,000	312,000
Centrica PLC, EMTN
7.125% due 12/09/2013	EUR	50,000	82,067
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015		$100,000	95,000
7.75% due 05/15/2017		750,000	708,750
Complete Production Services, Inc.
8.00% due 12/15/2016		1,275,000	1,093,312
Ecopetrol SA
7.625% due 07/23/2019 (f)		100,000	106,630
Helix Energy Solutions Group, Inc.
3.25% due 12/15/2025		459,000	390,724
Premcor Refining Group, Inc.
6.75% due 02/01/2011		120,000	124,425
SeaRiver Maritime, Inc. zero coupon due 09/01/2012		315,000	291,725
Smith International, Inc.
8.625% due 03/15/2014		95,000	108,029

			3,441,170
Pharmaceuticals - 0.15%
Eli Lilly & Company
5.55% due 03/15/2037		205,000	215,890
Merck KGAA
4.75% due 11/26/2010	EUR	50,000	73,988
Omnicare, Inc.
6.75% due 12/15/2013		$200,000	189,000

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016		$325,000	$347,145
Watson Pharmaceuticals, Inc.
6.125% due 08/15/2019		210,000	215,904
Watson Pharmaceuticals. Inc.
5.00% due 08/15/2014		300,000	303,538

			1,345,465
Pipelines - 0.32%
Boardwalk Pipelines LP
5.75% due 09/15/2019		205,000	203,136
Buckeye Partners LP
5.50% due 08/15/2019		155,000	157,370
6.05% due 01/15/2018		140,000	145,573
Enterprise Products Operating LLC
9.75% due 01/31/2014		130,000	156,487
Magellan Midstream Partners LP
6.55% due 07/15/2019		145,000	160,057
Plains All American Pipeline LP
4.25% due 09/01/2012		195,000	199,100
TEPPCO Partners LP
5.90% due 04/15/2013		300,000	322,759
7.55% due 04/15/2038		485,000	566,316
Texas Gas Transmission LLC
5.50% due 04/01/2013 (f)		970,000	986,489

			2,897,287
Publishing - 0.33%
Bertelsmann AG
4.75% due 09/26/2016	EUR	50,000	68,467
Local Insight Regatta Holdings, Inc.
11.00% due 12/01/2017		$675,000	256,500
Nielsen Finance LLC
10.00% due 08/01/2014		225,000	212,625
11.50% due 05/01/2016		100,000	99,500
11.625% due 02/01/2014		450,000	446,625
Nielsen Finance LLC, Discount Notes
zero coupon, step up to 12.50% on
08/01/2011 due 08/01/2016		775,000	542,500
Sun Media Corp.
7.625% due 02/15/2013		325,000	220,188
TL Acquisitions, Inc.
10.50% due 01/15/2015 (f)		225,000	204,750
13.25 due 07/15/2015 (f)		350,000	295,750
Valassis Communications, Inc.
8.25% due 03/01/2015		675,000	590,625

			2,937,530
Railroads & Equipment - 0.22%
American Railcar Industries, Inc.
7.50% due 03/01/2014		350,000	324,625
Canadian National Railway Company
6.25% due 08/01/2034		249,000	282,091
CSX Corp.
5.75% due 03/15/2013		275,000	291,309
Grupo Transportacion Ferroviaria Mexicana, SA de CV 9.375% due 05/01/2012		125,000	123,125
Kansas City Southern Railway Company
13.00% due 12/15/2013		125,000	140,937
Norfolk Southern Corp.
5.59% due 05/17/2025		$30,000	$29,444
5.75% due 04/01/2018		95,000	101,596
7.25% due 02/15/2031		115,000	138,931
Union Pacific Corp.
5.70% due 08/15/2018		205,000	218,963
7.875% due 01/15/2019		280,000	340,536

			1,991,557
Real Estate - 0.57%
AMB Property LP, MTN
5.90% due 08/15/2013		45,000	41,922
6.30% due 06/01/2013		205,000	198,806
AvalonBay Communities, Inc., MTN
4.95% due 03/15/2013		60,000	60,152
6.125% due 11/01/2012		185,000	195,582
6.625% due 09/15/2011		265,000	281,504
Camden Property Trust
4.375% due 01/15/2010		90,000	90,620
Duke Realty LP
6.25% due 05/15/2013		230,000	227,161
Federal Realty Investment Trust
6.00% due 07/15/2012		135,000	139,246
Hospitality Properties Trust
5.625% due 03/15/2017		225,000	190,864
7.875% due 08/15/2014		145,000	142,885
Host Hotels & Resorts LP
2.625% due 04/15/2027 (f)		475,000	416,812
Host Marriott LP, Series Q
6.75% due 06/01/2016		525,000	488,250
Kimco Realty Corp., MTN
4.904% due 02/18/2015		60,000	52,959
Mack-Cali Realty Corp.
7.75% due 08/15/2019		150,000	152,062
Mack-Cali Realty LP
5.80% due 01/15/2016		75,000	68,654
ProLogis
7.625% due 08/15/2014		200,000	197,905
Reckson Operating Partnership
6.00% due 03/31/2016		210,000	170,406
Regency Centers LP
5.875% due 06/15/2017		120,000	108,261
Simon Property Group LP, REIT
4.60% due 06/15/2010		235,000	239,634
5.30% due 05/30/2013		90,000	91,508
5.75% due 12/01/2015		445,000	460,920
6.75% due 05/15/2014		155,000	166,088
10.35% due 04/01/2019		35,000	43,190
Ventas Realty LP
6.50% due 06/01/2016		470,000	435,925
Ventas Realty LP, Series 1
6.50% due 06/01/2016		125,000	115,938
WEA Finance LLC
6.75% due 09/02/2019 (f)		220,000	216,695
7.50% due 06/02/2014 (f)		175,000	187,994

			5,181,943
Retail - 0.46%
CVS Caremark Corp.
2.15% due 09/10/2010 (b)		360,000	362,864

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Retail (continued)
CVS Caremark Corp. (continued)
6.60% due 03/15/2019		$300,000	$339,689
Federated Retail Holdings, Inc.
5.35% due 03/15/2012		280,000	266,000
Ferrellgas Escrow LLC
6.75% due 05/01/2014		250,000	229,375
Home Depot, Inc.
3.75% due 09/15/2009		115,000	115,060
5.20% due 03/01/2011		80,000	83,409
Inergy LP/Inergy Finance Corp.
8.75% due 03/01/2015		250,000	252,500
JC Penney Company, Inc.
9.00% due 08/01/2012		400,000	428,000
Leslie’s Poolmart
7.75% due 02/01/2013		350,000	345,625
Limited Brands, Inc.
6.90% due 07/15/2017		25,000	22,815
PPR, EMTN
8.625% due 04/03/2014	EUR	50,000	82,998
Sears Roebuck Acceptance
6.75% due 08/15/2011		$175,000	171,500
7.00% due 02/01/2011		200,000	198,000
Staples, Inc.
9.75% due 01/15/2014		420,000	493,033
Sunstate Equipment Company LLC
10.50% due 04/01/2013 (f)		450,000	337,500
Target Corp.
5.875% due 07/15/2016		305,000	333,136
TJX Companies, Inc.
6.95% due 04/15/2019		45,000	52,925

			4,114,429
Retail Grocery - 0.23%
Couche-Tard US LP
7.50% due 12/15/2013		300,000	300,000
Delhaize Group
5.625% due 06/27/2014	EUR	50,000	73,114
6.50% due 06/15/2017		$250,000	268,334
Great Atlantic & Pacific Tea Company
11.375% due 08/01/2015 (f)		200,000	197,500
Ingles Markets, Inc.
8.875% due 05/15/2017		375,000	376,875
Kroger Company
6.15% due 01/15/2020		130,000	142,743
6.80% due 04/01/2011		170,000	181,958
7.50% due 01/15/2014		117,000	134,565
8.05% due 02/01/2010		350,000	359,536

			2,034,625
Retail Trade - 0.46%
ACE Hardware Corp.
9.125% due 06/01/2016 (f)		475,000	484,500
Burlington Coat Factory Warehouse Corp.
11.125% due 04/15/2014		400,000	375,000
Dollar General Corp., PIK
11.875% due 07/15/2017		550,000	617,375
Dollarama Group LP
8.875% due 08/15/2012		425,000	416,500
Home Depot, Inc.
5.40% due 03/01/2016		500,000	517,276
HSN, Inc.
11.25% due 08/01/2016		$125,000	$130,000
Limited Brands, Inc.
8.50% due 06/15/2019 (f)		250,000	253,258
Macys Retail Holdings, Inc.
10.625% due 11/01/2010		400,000	408,476
Nordstrom, Inc.
6.75% due 06/01/2014		50,000	54,000
Safeway, Inc.
5.00% due 08/15/2019		195,000	195,445
6.25% due 03/15/2014		40,000	43,982
Target Corp.
7.50% due 08/15/2010		150,000	159,214
The Pantry, Inc.
7.75% due 02/15/2014		550,000	490,875

			4,145,901
Sanitary Services - 0.18%
Allied Waste North America, Inc.
7.875% due 04/15/2013		225,000	232,875
Casella Waste Systems, Inc.
9.75% due 02/01/2013		650,000	575,250
Republic Services, Inc.
5.50% due 09/15/2019 (f)(j)		260,000	258,141
Waste Management, Inc.
6.10% due 03/15/2018		480,000	502,721
7.375% due 05/15/2029		15,000	16,749

			1,585,736
Semiconductors - 0.15%
Advanced Micro Devices, Inc.
6.00% due 05/01/2015		450,000	302,062
Avago Technologies Finance
10.125% due 12/01/2013		375,000	391,875
Flextronics International, Ltd.
6.25% due 11/15/2014		68,000	62,560
STATS ChipPAC, Ltd.
6.75% due 11/15/2011		100,000	100,125
7.50% due 07/19/2010		500,000	506,250

			1,362,872
Software - 0.05%
Oracle Corp.
5.00% due 01/15/2011		355,000	372,713
SS&C Technologies, Inc.
11.75% due 12/01/2013		100,000	103,125

			475,838
Steel - 0.45%
Allegheny Technologies, Inc.
9.375% due 06/01/2019		165,000	180,937
ArcelorMittal
5.375% due 06/01/2013		965,000	972,553
9.375% due 06/03/2016	EUR	50,000	80,990
Evraz Group SA
8.875% due 04/24/2013		$530,000	483,625
Metals USA Holdings Corp., PIK
7.8469% due 07/01/2012		53,519	36,393
Metals USA, Inc.
11.125% due 12/01/2015		175,000	160,125

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Steel (continued)
Reliance Steel & Aluminum Company
6.20% due 11/15/2016		$600,000	$545,177
Ryerson, Inc.
12.00% due 11/01/2015		450,000	414,000
Steel Capital SA
9.75% due 07/29/2013		250,000	241,875
Steel Dynamics, Inc.
6.75% due 04/01/2015		140,000	130,550
7.375% due 11/01/2012		225,000	221,063
Tube City IMS Corp.
9.75% due 02/01/2015		675,000	486,000
Usiminas Commercial, Ltd.
7.25% due 01/18/2018		100,000	107,250

			4,060,538
Telecommunications Equipment &
Services - 1.66%
American Tower Corp.
7.25% due 05/15/2019 (f)		300,000	294,750
Anixter, Inc.
10.00% due 03/15/2014		300,000	309,750
Broadview Networks Holdings, Inc.
11.375% due 09/01/2012		425,000	365,500
CC Holdings GS V LLC
7.75% due 05/01/2017 (f)		800,000	808,000
Citizens Communications Company
6.25% due 01/15/2013		250,000	235,937
Deutsche Telekom International Finance BV
8.125% due 05/29/2012	EUR	35,000	56,867
Deutsche Telekom International Finance BV, EMTN
4.50% due 10/25/2013		100,000	149,420
7.125% due 09/26/2012	GBP	80,000	143,094
Deutsche Telekom International Finance BV
8.50% due 06/15/2010		$330,000	347,082
Digicel Group, Ltd.
8.875% due 01/15/2015		140,000	124,950
Digicel, Ltd.
9.25% due 09/01/2012 (f)		775,000	773,062
Dycom Industries, Inc.
8.125% due 10/15/2015		275,000	239,250
GC Impsat Holdings I PLC
9.875% due 02/15/2017		850,000	875,500
GCI, Inc.
7.25% due 02/15/2014		475,000	442,344
Hughes Network Systems LLC
9.50% due 04/15/2014		275,000	279,125
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016		325,000	338,812
11.25% due 02/04/2017 (f)		625,000	590,625
11.50% due 02/04/2017 (f)		371,875	317,953
Intelsat Corp.
9.25% due 06/15/2016		300,000	303,750
Intelsat Subsidiary Holding Company, Ltd.
8.875% due 01/15/2015 (f)		300,000	300,750
iPCS, Inc.
2.6081% due 05/01/2013 (b)(f)		125,000	102,500
3.7331% due 05/01/2014 (b)		481,235	347,692
Orascom Telecom Finance
7.875% due 02/08/2014 (f)		225,000	202,500
Orascom Telecom Finance (continued)
7.875% due 02/08/2014 (f)		$110,000	$99,000
7.875% due 02/08/2014		140,000	126,000
OTE PLC, GMTN
4.625% due 05/20/2016	EUR	100,000	145,344
Paetec Holding Corp.
8.875% due 06/30/2017 (f)		$350,000	333,375
9.50% due 07/15/2015		375,000	323,438
SBA Communications Corp.
1.875% due 05/01/2013		164,000	145,312
4.00% due 10/01/2014 (f)		335,000	345,888
SBA Telecommunications, Inc.
8.00% due 08/15/2016 (f)		100,000	99,750
8.25% due 08/15/2019 (f)		75,000	75,375
SBC Communications, Inc.
6.45% due 06/15/2034		355,000	376,192
Telemar Norte Leste SA
9.50% due 04/23/2019 (f)		100,000	117,375
Telesat Canada
11.00% due 11/01/2015		850,000	867,000
12.50% due 11/01/2017		300,000	309,000
TELUS Corp.
5.95% due 04/15/2015	CAD	35,000	35,101
Verizon Global Funding Corp.
7.25% due 12/01/2010		$110,000	117,157
7.75% due 12/01/2030		285,000	343,087
Verizon Virginia, Inc., Series A
4.625% due 03/15/2013		945,000	974,008
Verizon Wireless Capital LLC
8.75% due 12/18/2015	EUR	50,000	89,801
West Corp.
9.50% due 10/15/2014 (f)		$425,000	392,063
Wind Acquisition Finance SA
10.75% due 12/01/2015 (f)		750,000	806,250
11.75% due 07/15/2017		700,000	759,500
11.75% due 07/15/2017 (f)	EUR	65,000	96,445

			14,925,674
Telephone - 1.38%
AT&T Corp.
7.30% due 11/15/2011 (b)		$150,000	166,746
AT&T, Inc.
4.95% due 01/15/2013		350,000	374,121
5.30% due 11/15/2010		125,000	130,426
5.80% due 02/15/2019		590,000	633,412
5.875% due 04/28/2017	GBP	50,000	88,023
6.70% due 11/15/2013		$285,000	322,815
British Telecommunications PLC
5.15% due 01/15/2013		530,000	549,164
Cincinnati Bell, Inc.
7.00% due 02/15/2015		450,000	423,000
France Telecom SA
7.75% due 03/01/2011		320,000	347,801
France Telecom SA, EMTN
7.25% due 01/28/2013	EUR	75,000	122,031
Frontier Communications Corp.
8.25% due 05/01/2014		$425,000	421,812

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
KONINKLIJKE KPN NV, EMTN
5.75% due 03/18/2016	GBP	100,000	$171,314
KONINKLIJKE KPN NV, MTN
7.50% due 02/04/2019	EUR	50,000	86,023
Level 3 Financing, Inc.
9.25% due 11/01/2014		$475,000	391,875
Nordic Telephone Company Holdings
8.25% due 05/01/2016 (f)	EUR	100,000	149,811
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014		$450,000	434,250
Qwest Corp.
3.8794% due 06/15/2013 (b)		125,000	115,625
7.50% due 10/01/2014		175,000	173,469
8.375% due 05/01/2016 (f)		300,000	303,000
Royal KPN NV, EMTN
4.50% due 03/18/2013	EUR	80,000	118,933
Sprint Capital Corp.
6.875% due 11/15/2028		$575,000	418,312
7.625% due 01/30/2011		130,000	130,163
8.375% due 03/15/2012		500,000	500,625
8.75% due 03/15/2032		950,000	788,500
Sprint Nextel Corp.
1.0013% due 06/28/2010 (b)		105,000	100,708
6.00% due 12/01/2016		450,000	378,000
8.375% due 08/15/2017		800,000	762,000
Telecom Italia Capital SA
4.00% due 01/15/2010		285,000	287,085
5.25% due 11/15/2013		750,000	784,688
6.175% due 06/18/2014		195,000	211,192
Telecom Italia Finance SA, EMTN
6.875% due 01/24/2013	EUR	90,000	142,479
Telecom Italia SpA, EMTN
7.875% due 01/22/2014		50,000	82,576
8.25% due 03/21/2016		60,000	103,632
Telefonica Emisiones SAU
5.877% due 07/15/2019		$300,000	326,343
5.984% due 06/20/2011		185,000	196,992
6.221% due 07/03/2017		275,000	304,003
Telekom Finanzmanagement GmbH
6.375% due 01/29/2016	EUR	50,000	78,683
Telemar Norte Leste SA, Series REGS
9.50% due 04/23/2019		$200,000	235,000
TPSA Eurofinance France SA, EMTN
6.00% due 05/22/2014	EUR	50,000	77,646
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015		$225,000	226,969
Verizon Communications, Inc.
6.35% due 04/01/2019		95,000	105,494
6.90% due 04/15/2038		260,000	297,522
Windstream Corp.
8.625% due 08/01/2016		325,000	326,219

			12,388,482
Tires & Rubber - 0.00%
Cooper-Standard Automotive, Inc.
8.375% due 12/15/2014 ^		425,000	23,375
Tobacco - 0.21%
Alliance One International, Inc.
10.00% due 07/15/2016 (f)		225,000	222,187
Alliance One International, Inc. (continued)
10.00% due 07/15/2016 (f)		$75,000	$74,063
Altria Group, Inc.
8.50% due 11/10/2013		680,000	786,308
9.25% due 08/06/2019		160,000	193,107
Imperial Tobacco Finance PLC, EMTN
4.375% due 11/22/2013	EUR	150,000	217,163
6.875% due 06/13/2012	GBP	49,000	85,206
Philip Morris International, Inc., GMTN
5.625% due 09/06/2011	EUR	100,000	152,329
Reynolds American, Inc.
7.25% due 06/01/2013		$170,000	181,217

			1,911,580
Transportation - 0.36%
Autoroutes du Sud de la France, EMTN
7.375% due 03/20/2019	EUR	50,000	82,768
Bombardier, Inc.
6.30% due 05/01/2014 (f)		$575,000	531,875
6.75% due 05/01/2012 (f)		200,000	195,500
7.45% due 05/01/2034 (f)		300,000	237,000
8.00% due 11/15/2014 (f)		575,000	561,344
Bristow Group, Inc.
6.125% due 06/15/2013		200,000	188,000
7.50% due 09/15/2017		400,000	378,000
Burlington Northern Santa Fe Corp.
5.65% due 05/01/2017		196,000	208,025
6.15% due 05/01/2037		436,000	480,638
Canadian National Railway Company
6.375% due 11/15/2037		65,000	75,863
Canadian Pacific Railway Company
7.25% due 05/15/2019		260,000	296,956

			3,235,969
Utility Service - 0.25%
Consumers Energy Company, Series J
6.00% due 02/15/2014		160,000	174,694
PNM Resources, Inc.
9.25% due 05/15/2015		550,000	533,500
Public Service Electric & Gas Company
5.70% due 12/01/2036		285,000	306,307
Suez Environnement SA, EMTN
6.25% due 04/08/2019	EUR	100,000	162,397
Veolia Environnement
5.25% due 06/03/2013		$360,000	377,173
6.00% due 06/01/2018		430,000	458,551
Veolia Environnement, EMTN
4.875% due 05/28/2013	EUR	50,000	75,134
4.875% due 05/28/2013		35,000	52,594
5.25% due 04/24/2014		50,000	76,068
5.875% due 02/01/2012		30,000	45,897

			2,262,315

TOTAL CORPORATE BONDS (Cost $311,277,036)			$318,901,891

CONVERTIBLE BONDS - 0.52%
Air Travel - 0.07%
Airtran Holdings, Inc.
7.00% due 07/01/2023		$328,000	325,130

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)
Air Travel (continued)
JetBlue Airways Corp.
3.75% due 03/15/2035	$275,000	$268,125

		593,255

Automobiles - 0.11%
Ford Motor Company
4.25% due 12/15/2036	914,000	953,988
Cable & Television - 0.03%
Sinclair Broadcast Group, Inc.
3.00% due 05/15/2027	322,000	287,788
Coal - 0.02%
Peabody Energy Corp.
4.75% due 12/15/2066	200,000	160,000
Financial Services - 0.13%
E*Trade Financial Corp., Series A zero coupon due 08/31/2019	547,000	941,644
NASDAQ OMX Group, Inc.
2.50% due 08/15/2013	244,000	209,840

		1,151,484

Real Estate - 0.02%
Kilroy Realty LP
3.25% due 04/15/2012 (f)	238,000	205,669
Semiconductors - 0.04%
Advanced Micro Devices, Inc.
5.75% due 08/15/2012	475,000	381,781
Steel - 0.02%
Steel Dynamics, Inc.
5.125% due 06/15/2014	153,000	187,043
Telecommunications Equipment &
Services - 0.08%
Leap Wireless International, Inc.
4.50% due 07/15/2014	700,000	513,074
Lucent Technologies, Inc., Series B
2.875% due 06/15/2025	225,000	180,066
NII Holdings, Inc.
2.75% due 08/15/2025	70,000	68,162

		761,302

TOTAL CONVERTIBLE BONDS (Cost $3,304,364)		$4,682,310

MUNICIPAL BONDS - 0.31%
Connecticut - 0.01%
Connecticut State Development Authority
5.25% due 05/01/2031	95,000	96,685
District of Columbia - 0.00%
District of Columbia
4.75% due 06/01/2031	30,000	29,797
Georgia - 0.06%
Atlanta Water & Wastewater Revenue
5.50% due 11/01/2017	220,000	231,959
De Kalb County Water and Sewer Revenue
5.00% due 10/01/2035	325,000	344,214

		576,173
Illinois - 0.05%
Chicago Illinois Transit Authority, Series A
6.899% due 12/01/2040	$245,000	$279,060
Chicago Metropolitan Water Reclamation District
5.72% due 12/01/2038	110,000	118,365

		397,425

Kansas - 0.01%
Kansas Development Finance Authority
5.501% due 05/01/2034	120,000	118,967
New York - 0.04%
Metropolitan Transportation Authority
7.336% due 11/15/2039	55,000	66,902
New York City Housing Development Corp.
6.42% due 11/01/2027	115,000	104,356
New York State Urban Development Corp.
5.50% due 03/15/2018	160,000	187,251

		358,509

North Carolina - 0.04%
Charlotte Water and Sewer Systems
4.75% due 07/01/2033	370,000	379,372
Oregon - 0.01%
State of Oregon
5.892% due 06/01/2027	60,000	64,262
Pennsylvania - 0.03%
Commonwealth of Pennsylvania
5.00% due 01/01/2018	240,000	268,370
Utah - 0.03%
Utah Transit Authority Sales Tax Revenue
5.25% due 06/15/2038	270,000	283,149
West Virginia - 0.03%
Tobacco Settlement Finance Authority of West Virginia
7.467% due 06/01/2047	315,000	221,754

TOTAL MUNICIPAL BONDS (Cost $2,782,887)		$2,794,463

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.42%
American Tower Trust, Series 2007-1A, Class D
5.9568% due 04/15/2037 (f)	350,000	318,500
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A1
3.878% due 09/11/2036	158,355	160,224
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2
4.648% due 09/11/2036	796,000	801,506
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A2
4.501% due 07/10/2043	640,000	638,775
Banc of America Mortgage Securities, Series 2004-A, Class 2A2
5.4508% due 02/25/2034 (b)	122,327	109,211
Banc of America Mortgage Securities, Series 2004-D, Class 2A2
3.8826% due 05/25/2034 (b)	67,168	62,647
Banc of America Mortgage Securities, Series 2004-H, Class 2A2
4.31% due 09/25/2034 (b)	156,851	149,654

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Mortgage Securities, Series 2004-I, Class 3A2
4.8625% due 10/25/2034 (b) $58,571 $53,537
Banc of America Mortgage Securities, Series 2005-J, Class 2A1
5.0694% due 11/25/2035 (b)	351,508	276,620
Banc of America Mortgage Securities, Series 2005-J, Class 3A1
5.2351% due 11/25/2035 (b)	179,439	130,781
Bear Stearns Commercial Mortgage Securities, Series 1998-C1, Class A2
6.44% due 06/16/2030	1,941	1,939
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2
4.83% due 08/15/2038	320,000	325,485
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A1
5.085% due 12/11/2040	350,340	355,057
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4
4.674% due 06/11/2041	578,000	559,711
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A1
4.498% due 09/11/2042	40,978	41,283
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	462,000	464,547
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A1
4.274% due 02/13/2042	90,572	90,541
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A1
4.94% due 10/12/2042	9,247	9,321
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4
5.9029% due 09/11/2038 (b)	60,000	56,304
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AAB
5.53% due 09/11/2041	50,000	49,557
Bear Stearns Commercial Mortgage Securities, Series 2006-PWR12, Class A1
5.546% due 09/11/2038	106,830	108,704
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class AAB
5.315% due 02/11/2044	500,000	470,515
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A1
5.282% due 06/11/2050	437,330	440,996
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4
5.694% due 06/11/2050	50,000	44,189
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A4
5.742% due 09/11/2042	180,000	166,728
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AAB
5.608% due 10/15/2048 (f)	285,000	275,933
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A1
5.0468% due 07/15/2044	149,305	149,820
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.399% due 09/15/2020 (b) $50,000 $48,369
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5
5.617% due 10/15/2048	170,000	145,757
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class ASB
5.278% due 12/11/2049	45,000	41,190
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A3
6.2199% due 03/10/2017 (b)	1,270,000	1,068,751
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4
6.01% due 12/10/2049 (b)	230,000	202,176
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A1
5.54% due 09/15/2039	83,528	85,129
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A1
4.771% due 09/15/2039	157,149	158,837
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3
5.467% due 09/15/2039	1,205,000	917,599
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class A4
4.832% due 04/15/2037	575,000	556,217
Federal Home Loan Mortgage Corp., Series 199, Class PO zero coupon PO due 08/01/2028	7,040	6,213
Federal Home Loan Mortgage Corp., Series 2003-2586, Class NJ
4.50% due 08/15/2016	147,790	152,679
Federal Home Loan Mortgage Corp., Series 2003-2614, Class IH
4.50% IO due 05/15/2016	111,357	4,482
Federal Home Loan Mortgage Corp., Series 2003-2627, Class IE
4.50% IO due 04/15/2018	33,031	2,261
Federal Home Loan Mortgage Corp., Series 2003-2631, Class KI
4.50% IO due 01/15/2015	8,710	30
Federal Home Loan Mortgage Corp., Series 2003-2681, Class PC
5.00% due 01/15/2019	133,860	136,428
Federal Home Loan Mortgage Corp., Series 2003-2686, Class JG
5.50% due 04/15/2028	847,000	858,382
Federal Home Loan Mortgage Corp., Series 2003-41, Class YV
5.50% due 04/25/2014	195,799	208,268
Federal Home Loan Mortgage Corp., Series 2004-2882, Class YB
5.00% due 10/15/2027	400,000	413,890
Federal Home Loan Mortgage Corp., Series 2005-2934, Class NB
5.00% due 01/15/2028	106,000	110,073
Federal Home Loan Mortgage Corp., Series 2005-R003, Class VA
5.50% due 08/15/2016	407,705	432,942

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2006-3123, Class VB
6.00% due 09/15/2013	$172,499	$180,477
Federal Home Loan Mortgage Corp., Series 2006-3152, Class DA
6.00% due 09/15/2025	79,308	81,030
Federal Home Loan Mortgage Corp., Series 2006-3177, Class PA
6.00% due 12/15/2026	175,416	178,560
Federal Home Loan Mortgage Corp., Series 2006-3195, Class PN
6.50% due 08/15/2030	566,660	589,224
Federal Home Loan Mortgage Corp., Series 2006-R007, Class VA
6.00% due 09/15/2016	149,312	157,944
Federal Home Loan Mortgage Corp., Series 2568, Class KA
4.25% due 12/15/2021	172,621	176,446
Federal Home Loan Mortgage Corp., Series 2688, Class DE
4.50% due 02/15/2020	226,899	233,370
Federal Home Loan Mortgage Corp., Series 3354, Class PA
5.50% due 07/15/2028	511,076	530,271
Federal Home Loan Mortgage Corp., Series R005, Class AB
5.50% due 12/15/2018	355,428	369,194
Federal Home Loan Mortgage Corp., Series R006, Class AK
5.75% due 12/15/2018	412,254	426,531
Federal Home Loan Mortgage Corp., Series R013, Class AB
6.00% due 12/15/2021	149,091	155,067
Federal Home Loan Mortgage Corp., Stated Final, Series SF4, Class C
3.32% due 12/15/2011	6,371	6,358
Federal National Mortgage Association
5.00% IO due 10/01/2036	1,369,031	248,993
Federal National Mortgage Association, Series 2002-84, Class VA
5.50% due 11/25/2013	136,929	144,687
Federal National Mortgage Association, Series 2003-32, Class PG
5.00% due 10/25/2027	316,996	319,817
Federal National Mortgage Association, Series 2003-40, Class NI
5.50% IO due 11/25/2028	10,219	202
Federal National Mortgage Association, Series 2003-88, Class TE
4.50% due 11/25/2014	204,043	203,699
Federal National Mortgage Association, Series 2004-21, Class AC
4.00% due 05/25/2016	32,178	32,815
Federal National Mortgage Association, Series 2006-3136, Class PB
6.00% due 01/15/2030	411,000	430,212
Federal National Mortgage Association, Series 2006-B2, Class AB
5.50% due 05/25/2014	193,101	198,292
Federal National Mortgage Association, Strip, Series 319, Class 2
6.50% IO due 02/01/2032	26,810	4,859
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A2
6.531% due 05/15/2033	465,000	478,977
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A1
5.082% due 11/10/2045	226,361	230,197
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2
6.70% due 04/15/2034	49,047	51,796
Government National Mortgage Association, Series 1997-16, Class PL
6.50% due 10/20/2027	293,473	314,589
Government National Mortgage Association, Series 1998-12, Class Z
6.50% due 05/20/2028	34,839	37,471
Government National Mortgage Association, Series 1998-6, Class EA zero coupon PO due 03/16/2028	26,936	23,468
Government National Mortgage Association, Series 2001-48, Class PC
6.50% due 10/20/2031	219,439	234,669
Government National Mortgage Association, Series 2001-56, Class PH
6.50% due 11/20/2031	197,365	211,971
Government National Mortgage Association, Series 2004-43, Class A
2.822% due 12/16/2019	536,364	541,697
Government National Mortgage Association, Series 2004-43, Class D
4.994% due 03/16/2030 (b)	56,000	58,840
Government National Mortgage Association, Series 2004-44, Class PC
5.50% due 05/20/2031	576,000	600,564
Government National Mortgage Association, Series 2008-8, Class A
3.612% due 11/16/2027	941,276	953,613
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A3
4.344% due 06/10/2036	23,499	23,481
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2
4.305% due 08/10/2042	236,840	236,542
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3
4.569% due 08/10/2042 (b)	250,000	244,565
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB
4.619% due 08/10/2042 (b)	146,000	145,576
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A1
5.233% due 03/10/2039	244,576	248,402
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.444% due 03/10/2039	50,000	42,662
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553% due 04/10/2038 (b)	630,000	553,387

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.3443% due 12/15/2044 (b)	$1,050,000	$996,425
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A2
6.244% due 04/15/2035	218,890	222,740
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3
6.26% due 03/15/2033	255,659	265,925
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class A1
4.134% due 10/15/2037	26,132	26,570
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class ASB
4.824% due 10/15/2042 (b)	621,000	632,715
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	65,000	55,861
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A1
5.279% due 12/12/2043	158,382	161,619
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A1
5.17% due 05/15/2047	179,041	182,129
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3
5.336% due 05/15/2047	470,000	400,047
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4
6.0065% due 06/15/2049 (b)	445,000	376,366
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AV2
0.3256% due 11/25/2036	82,843	74,076
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3
4.559% due 09/15/2027 (b)	475,000	478,970
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2
3.246% due 03/15/2029	251,042	251,406
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4
4.742% due 02/15/2030	133,000	126,608
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A1
5.018% due 02/15/2031	190,303	192,213
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4
5.156% due 02/15/2031	117,500	105,702
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3
5.43% due 02/15/2040	50,000	38,385
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.9837% due 08/12/2041	485,000	451,219
Morgan Stanley Capital I, Series 2007-HQ11, Class A4
5.447% due 02/12/2044 (b)	1,060,000	914,855
Morgan Stanley Capital I, Series 2007-IQ14, Class A4
5.692% due 04/15/2049 (b)	495,000	385,227
Morgan Stanley Capital I, Series 2007-IQ15, Class A4
6.0762% due 06/11/2049 (b)	475,000	405,556
Morgan Stanley Capital I, Series 2007-T27, Class A1
5.606% due 06/11/2042	386,237	395,230
Morgan Stanley Capital I, Series 2008-T29, Class A4
6.4579% due 01/11/2043 (b)	45,000	39,790
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A1
5.38% due 01/15/2039	9,952	10,119
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	366,000	383,466
Morgan Stanley Capital I, Series 2006-T23, Class A1
5.682% due 08/12/2041	133,336	136,507
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B
7.33% due 12/10/2032 (b)	23,680	23,648
Vendee Mortgage Trust, Series 1996-3, Class 4
9.5971% due 03/15/2025 (b)	9,304	10,017
Wells Fargo Mortgage Backed Securities Trust, Series 2003-O, Class 5A1
4.7942% due 01/25/2034 (b)	388,168	376,381
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2
4.5372% due 03/25/2035 (b)	291,505	270,576
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 3A1
4.9204% due 03/25/2035 (b)	175,204	162,022
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR16, Class A1
7.8163% due 10/25/2036 (b)	777,450	522,451

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $31,010,191)		$30,837,094

ASSET BACKED SECURITIES - 2.00%
American Express Credit Account Master Trust, Series 2005-5, Class A
0.3128% due 02/15/2013 (b)	605,000	602,421
American Express Credit Account Master Trust, Series 2006-B, Class A
0.3128% due 08/15/2013 (b)	170,000	168,521
American Express Credit Account Master Trust, Series 2007-4, Class A
0.2628% due 12/17/2012 (b)	125,000	124,568
AmeriCredit Automobile Receivables Trust, Series 2006-RM, Class A3
5.53% due 01/06/2014	1,570,000	1,550,762
Bank of America Credit Card Trust, Series 2007-A8, Class A8
5.59% due 11/17/2014	290,000	313,038
BankBoston Home Equity Loan Trust, Series 1998-2, Class A6
6.64% due 12/25/2028	44,130	33,110
Bay View Auto Trust, Series 2005-3, Class A4
5.01% due 06/25/2014	128,576	130,502
BMW Vehicle Lease Trust, Series 2009-1, Class A3
2.91% due 03/15/2012	270,000	273,791

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Cabela’s Master Credit Card Trust, Series 2005-1A, Class A1
4.97% due 10/15/2013 (f)	$140,000	$143,455
Capital One Multi-Asset Execution Trust, Series 2003-C3, Class C3
2.5228% due 07/15/2016 (b)	40,000	34,253
Capital One Multi-Asset Execution Trust, Series 2003-C4, Class C4
6.00% due 08/15/2013	325,000	325,880
Capital One Multi-Asset Execution Trust, Series 2007-C3, Class C3
0.5628% due 04/15/2013	125,000	120,259
Capital One Multi-Asset Execution Trust, Series 2008-A1, Class A
1.0228% due 11/15/2012 (b)(f)	1,100,000	1,100,215
Capital One Prime Auto Receivables Trust, Series 2006-1, Class A4
5.01% due 11/15/2011	206,819	209,411
Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4
4.94% due 07/15/2012	350,046	358,523
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1M1
5.599% due 09/25/2031	19,877	8,645
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-4, Class 2A1
Certificates, Series 2003-3, Class 1A6
3.717% due 10/25/2014	177,429	152,686
Citibank Credit Card Issuance Trust, Series 2007-A5, Class A5
5.50% due 06/22/2012	1,075,000	1,114,289
CNH Equipment Trust, Series 2007-A, Class B
5.09% due 06/16/2014	295,000	258,921
CNH Equipment Trust, Series 2009-B, Class A3
2.97% due 03/15/2013	305,000	309,518
Daimler Chrysler Auto Trust, Series 2008-A, Class A3A
3.70% due 06/08/2012	300,000	305,374
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5
6.42% due 03/01/2015	450,000	499,539
Discover Card Master Trust, Series 2009-A2, Class A
1.5588% due 02/17/2015 (b)(j)	870,000	870,000
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A
3.69% due 07/15/2015	1,833,000	1,880,830
GE Capital Credit Card Master Note Trust, Series 2006-1, Class A
5.08% due 09/15/2012	340,000	339,229
Honda Auto Receivables Owner Trust, Series 2009-2, Class A4
4.43% due 07/15/2015	190,000	196,609
Honda Auto Receivables Owner Trust, Series 2007-1, Class A3
5.10% due 03/18/2011	142,919	144,791
Household Automotive Trust, Series 2006-2, Class A4
5.67% due 06/17/2013	220,000	228,198
Hyundai Auto Receivables Trust, Series 2006-A, Class A4
5.26% due 11/15/2012	115,662	117,481
John Deere Owner Trust, Series 2009-A, Class A3
2.59% due 10/15/2013	125,000	125,910
John Deere Owner Trust, Series 2006-A, Class A4
5.39% due 06/17/2013	135,313	137,701
John Deere Owner Trust, Series 2008-A, Class A2
3.63% due 03/15/2011	70,691	70,824
JPMorgan Auto Receivables Trust, Series 2007-A, Class A4
5.19% due 02/15/2014 (f)	240,000	246,042
Marriott Vacation Club Owner Trust, Series 2006-1A, Class A
5.737% due 04/20/2028 (f)	411,227	365,730
Marriott Vacation Club Owner Trust, Series 2006-1A, Class B
5.827% due 04/20/2028 (f)	15,930	12,120
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A
5.362% due 10/20/2028 (f)	141,506	120,106
MBNA Credit Card Master Note Trust, Series 2006-C3, Class C3
0.5628% due 10/15/2013 (b)	415,000	386,033
Nissan Auto Lease Trust, Series 2009-A, Class A3
2.92% due 12/15/2011	160,000	162,091
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A3
3.89% due 08/15/2011	168,979	171,379
Nordstrom Private Label
Credit Card Master Note Trust, Series 2007-1A, Class A
4.92% due 05/15/2013 (f)	350,000	355,679
Peco Energy Transition Trust, Series 2001-A, Class A1
6.52% due 12/31/2010	447,000	465,708
PSE&G Transition Funding LLC, Series 2001-1, Class A6
6.61% due 06/15/2015	281,000	313,645
Reliant Energy Transport Bond Company, Series 2001-1, Class A4
5.63% due 09/15/2015	334,000	361,863
Residential Asset Mortgage Products, Inc., Series 2003-RZ2, Class A1
3.60% due 04/25/2033	21,764	15,767
SLM Student Loan Trust, Series 2008-4, Class A2
1.5538% due 07/25/2016 (b)	675,000	677,395
Triad Auto Receivables Owner Trust, Series 2006-B, Class A3
5.41% due 08/12/2011	44,902	45,090
Triad Auto Receivables Owner Trust, Series 2006-B, Class A4
5.52% due 11/12/2012	500,000	485,050
USAA Auto Owner Trust, Series 2007-2, Class A3
4.90% due 02/15/2012	476,451	485,254
USAA Auto Owner Trust, Series 2008-1, Class A3
4.16% due 04/16/2012	349,834	356,689
Volkswagen Auto Lease Trust, Series 2009-A, Class A3
3.41% due 04/16/2012	400,000	410,451

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Spectrum Income Fund (continued)

		Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)		$180,000	$152,968
Wachovia Auto Owner Trust, Series 2006-A, Class A4
5.38% due 03/20/2013		164,319	168,587

TOTAL ASSET BACKED SECURITIES (Cost $17,939,775)			$18,014,836

SUPRANATIONAL OBLIGATIONS - 0.37%
Supranational - 0.37%
European Investment Bank
8.75% due 08/25/2017	GBP	320,000	695,261
European Investment Bank, EMTN
4.75% due 10/15/2017	EUR	965,000	1,509,396
Inter-American Development Bank
4.40% due 01/26/2026	CAD	410,000	341,891
International Finance Corp., MTN
7.50% due 02/28/2013	AUD	370,000	330,435
Queensland Treasury Corp., Series 17
6.00% due 09/14/2017		532,000	449,646

			3,326,629

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,285,602)			$3,326,629

SHORT TERM INVESTMENTS - 7.06%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)		1,225,675	$12,270,597
T. Rowe Price Reserve Investment Fund, 0.3265%		51,467,544	51,360,551

TOTAL SHORT TERM INVESTMENTS (Cost $63,630,543)			$63,631,148

REPURCHASE AGREEMENTS - 0.38%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $3,385,007 on 09/01/2009, collateralized by $3,375,000 Federal Home Loan Bank, 5.00% due 12/11/2009 (valued at $3,455,156, including interest)		$3,385,000	$3,385,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,385,000)			$3,385,000

Total Investments (Spectrum Income Fund) (Cost $910,667,488) - 102.04%			$919,182,904
Other assets and liabilities, net - (2.04)%			(18,371,471)

TOTAL NET ASSETS - 100.00%			$900,811,433

Strategic Bond Fund

U.S. TREASURY OBLIGATIONS - 7.42%

Treasury Inflation Protected
Securities (d) - 3.23%
2.50% due 01/15/2029		$7,532,625	$7,888,074
3.875% due 04/15/2029 ***		1,574,028	1,972,946
1.75% due 01/15/2028 ***		1,461,606	1,362,492
2.00% due 01/15/2026 ***		4,975,895	4,834,391

			16,057,903

U.S. Treasury Bonds - 1.98%
3.50% due 02/15/2039		459,000	405,498
4.25% due 05/15/2039		1,840,000	1,860,413
4.50% due 08/15/2039		5,300,000	5,585,702
8.75% due 08/15/2020		690,000	999,206
3.625% due 08/15/2019		980,000	998,375

			9,849,194

U.S. Treasury Notes - 2.06%
1.75% due 08/15/2012		1,690,000	1,703,336
2.375% due 08/31/2014		4,690,000	4,686,885
2.75% due 02/15/2019		3,720,000	3,521,505
3.125% due 05/15/2019		370,000	361,212

			10,272,938

U.S. Treasury Strips - 0.15%
0.01% due 05/15/2018 to 05/15/2030		1,020,000	727,683

TOTAL U.S. TREASURY OBLIGATIONS (Cost $36,505,705)			$36,907,718

U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.48%

Federal Home Loan Bank - 4.02%
1.625% due 07/27/2011		930,000	938,235
4.50% due 10/09/2009 (a)		10,300,000	10,345,372
5.00% due 09/18/2009 (a)		8,700,000	8,718,609

			20,002,216

Federal Home Loan Mortgage Corp. - 3.54%
3.00% due 07/28/2014		2,570,000	2,597,695
5.00% due 12/01/2034		115,809	119,568
5.50% due 11/01/2035 to 01/01/2038		11,353,984	11,860,754
5.50% TBA **		2,900,000	3,021,211

			17,599,228

Federal National Mortgage
Association - 17.70%
0.01% PO due 02/01/2019		380,000	218,577
3.167% due 11/01/2035 (b)		214,911	218,404
4.50% due 04/01/2038		3,498,749	3,522,256
4.625% due 05/01/2013		1,230,000	1,286,392
5.00% due 08/01/2034 to 07/01/2038		7,190,312	7,408,946
5.00% TBA **		31,800,000	32,634,750
5.25% due 08/01/2012		1,300,000	1,389,482
5.50% due 09/14/2017 to 08/01/2037		16,617,810	17,360,828
5.50% TBA **		11,290,000	11,748,656
6.00% due 04/18/2036 to 10/01/2037		3,660,352	3,852,204
6.00% TBA **		5,200,000	5,473,797
6.25% due 02/01/2011		2,190,000	2,321,669
6.50% due 10/01/2032 (b)		456,566	492,842
7.50% due 07/01/2030 to 02/01/2031		8,389	9,212
8.00% due 08/01/2027		37,037	40,980
8.80% due 01/25/2019		20,631	23,277

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

		Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
10.40% due 04/25/2019		$4,289	$4,706
			88,006,978

Government National Mortgage
Association - 1.61%
5.00% due 06/15/2033 to 08/15/2035		2,136,409	2,217,124
5.00% TBA **		700,000	720,344
6.00% due 01/15/2037		4,796,346	5,074,196
7.50% due 04/15/2022 to 10/15/2027		6,557	7,214

			8,018,878

The Financing Corp. - 0.61%
0.01% due 02/08/2018		190,000	131,923
0.01% due 03/07/2019		300,000	195,617
0.01% due 06/06/2019		100,000	64,718
0.01% due 05/11/2018		730,000	502,496
0.01% due 08/03/2018		310,000	209,717
0.01% due 08/03/2018		560,000	381,718
0.01% due 08/03/2018		300,000	204,491
0.01% due 04/06/2018		590,000	406,596
0.01% due 08/03/2018 to 09/26/2019		730,000	491,934
0.01% due 11/02/2018		680,000	452,915

			3,042,125

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $133,607,381)			$136,669,425

FOREIGN GOVERNMENT OBLIGATIONS - 3.17%
Brazil - 1.73%
Federative Republic of Brazil
6.00% due 05/15/2015	BRL	633,000	618,397
10.00% due 01/01/2012		1,093,000	577,405
10.00% due 07/01/2010		13,610,000	7,388,157
10.00% due 01/01/2010		1,000	541

			8,584,500
Indonesia - 0.25%
Republic of Indonesia
11.00% due 09/15/2025	IDR	13,051,000,000	1,261,031

Italy - 0.09%
Republic of Italy
5.804% due 10/25/2032		$440,000	455,363

Mexico - 0.14%
Government of Mexico
5.625% due 01/15/2017		684,000	692,550

Russia - 0.15%
Government of Russia
7.50% due 03/31/2030		707,520	725,208

Turkey - 0.81%
Republic of Turkey
6.875% due 03/17/2036		4,215,000	4,041,131

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $14,969,075)			$15,759,783

CORPORATE BONDS - 41.09%
Advertising - 0.15%
WPP Finance UK
8.00% due 09/15/2014		$690,000	$755,740

Air Travel - 0.35%
Continental Airlines, Inc., Series C
7.339% due 04/19/2014		140,000	109,200
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (f)		2,360,000	1,652,000

			1,761,200

Aluminum - 0.40%
Novelis, Inc.
7.25% due 02/15/2015		2,465,000	1,996,650

Apparel & Textiles - 0.09%
Oxford Industries, Inc.
11.375% due 07/15/2015		440,000	457,600

Auto Parts - 0.02%
Keystone Automotive Operations, Inc.
9.75% due 11/01/2013		90,000	23,625
Visteon Corp.
8.25% due 08/01/2010 ^		166,000	9,960
12.25% due 12/31/2016 ^ (f)		697,000	47,048

			80,633

Auto Services - 0.16%
Penhall International Corp.
12.00% due 08/01/2014 (f)		1,965,000	786,000

Automobiles - 0.28%
General Motors Corp.
8.25% due 07/15/2023 ^		580,000	84,100
8.375% due 07/15/2033 ^		8,575,000	1,318,406

			1,402,506

Banking - 1.19%
Bank of America Corp.
5.42% due 03/15/2017		1,600,000	1,464,552
Glitnir Banki HF
6.33% due 07/28/2011 ^ (f)		440,000	86,900
6.375% due 09/25/2012 ^ (f)		580,000	114,550
6.693% due 06/15/2016 ^ (b)(f)		620,000	62
7.451% due 09/14/2049 ^ (b)(f)		100,000	10
ICICI Bank, Ltd.
6.375% until 04/30/2017, then variable due 04/30/2022 (f)		786,000	624,397
6.375% until 04/30/2017, then variable due 04/30/2022		240,000	189,000
Kaupthing Bank HF
7.125% due 05/19/2016 ^ (f)		230,000	23
7.625% due 02/28/2015 ^ (f)		1,280,000	243,200
Lloyds TSB Bank PLC
2.80% due 04/02/2012 (f)		650,000	664,418
RSHB Capital SA for OJSC Russian Agricultural Bank
7.125% due 01/14/2014		750,000	741,509
Wachovia Corp.
5.25% due 08/01/2014		1,740,000	1,771,840

			5,900,461

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Broadcasting - 0.86%
News America, Inc.
5.30% due 12/15/2014	$3,305,000	$3,542,927
6.65% due 11/15/2037	50,000	51,417
Time Warner Cable, Inc.
7.30% due 07/01/2038	590,000	667,567

		4,261,911

Building Materials & Construction - 0.12%
Associated Materials, Inc.
11.25 due 03/01/2014	1,005,000	542,700
NTK Holdings, Inc.
10.75% due 03/01/2014	865,000	38,925

		581,625
Business Services - 0.33%
Affinion Group, Inc.
10.125% due 10/15/2013	455,000	452,156
10.125% due 10/15/2013 (f)	470,000	467,063
11.50% due 10/15/2015	130,000	124,800
SunGard Data Systems, Inc.
10.25% due 08/15/2015	610,000	603,900

		1,647,919
Cable & Television - 1.64%
Charter Communications Holdings I LLC
11.00% due 10/01/2015 ^	2,362,000	330,680
Charter Communications Holdings II LLC
10.25% due 10/01/2013 ^	267,000	296,704
Charter Communications Holdings LLC
11.75% due 05/15/2011 ^	1,540,000	1,925
12.125% due 01/15/2012 ^	30,000	75
Charter Communications, Inc.
12.875% due 09/15/2014 ^ (f)	880,000	954,800
Comcast Corp.
5.70% due 05/15/2018	870,000	918,687
6.50% due 01/15/2015	460,000	509,404
6.50% due 01/15/2017	850,000	931,484
CSC Holdings, Inc.
6.75% due 04/15/2012	250,000	251,250
8.50% due 06/15/2015 (f)	125,000	126,250
DISH DBS Corp.
7.875% due 09/01/2019 (f)	780,000	774,150
EchoStar DBS Corp.
7.75% due 05/31/2015	1,030,000	1,009,400
Time Warner Entertainment Company LP
8.375% due 07/15/2033	430,000	517,840
Time Warner, Inc.
7.625% due 04/15/2031	595,000	653,409
Univision Communications, Inc.
12.00% due 07/01/2014 (f)	720,000	756,000
UPC Holding BV
9.875% due 04/15/2018 (f)	130,000	131,462

		8,163,520

Cellular Communications - 0.23%
ALLTEL Communications, Inc., PIK
10.375% due 12/01/2017 (f)	130,000	158,073
Cricket Communications, Inc.
7.75% due 05/15/2016 (f)	505,000	489,850
Rogers Wireless, Inc.
8.00% due 12/15/2012 $20,000 $20,725
True Move Company, Ltd.
10.75% due 12/16/2013 (f)	385,000	360,938
Vimpelcom
8.375% due 04/30/2013 (f)	100,000	99,620

		1,129,206

Chemicals - 0.02%
Arco Chemical Company
9.80% due 02/01/2020 ^	75,000	25,500
Methanex Corp.
8.75% due 08/15/2012	80,000	78,800

		104,300
Coal - 0.03%
International Coal Group, Inc.
10.25% due 07/15/2014	180,000	152,100
Commercial Services - 0.71%
Altegrity, Inc.
10.50% due 11/01/2015 (f)	510,000	422,025
Ceridian Corp., PIK
12.25% due 11/15/2015	110,000	86,900
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	350,000	354,812
Rental Service Corp.
9.50% due 12/01/2014	3,000,000	2,685,000

		3,548,737

Construction Materials - 0.00%
Nortek, Inc.
8.50% due 09/01/2014	35,000	16,450

Containers-Paper/Plastic - 0.00%
Radnor Holdings, Inc.
11.00% due 03/15/2010 ^	125,000	156

Crude Petroleum & Natural Gas - 1.43%
Anadarko Petroleum Corp.
5.95% due 09/15/2016	50,000	51,996
8.70% due 03/15/2019	1,010,000	1,189,664
Berry Petroleum Company
10.25% due 06/01/2014	250,000	260,937
Chesapeake Energy Corp.
6.25% due 01/15/2018	90,000	78,300
6.50% due 08/15/2017	90,000	79,425
6.875% due 01/15/2016	450,000	412,875
7.25% due 12/15/2018	525,000	480,375
Conoco, Inc.
6.95% due 04/15/2029	1,620,000	1,867,653
Hess Corp.
7.30% due 08/15/2031	900,000	991,370
Mariner Energy, Inc.
7.50% due 04/15/2013	80,000	75,600
OPTI Canada, Inc.
7.875% due 12/15/2014	220,000	140,800
8.25% due 12/15/2014	125,000	81,250
PetroHawk Energy Corp.
9.125% due 07/15/2013	120,000	121,800
Plains Exploration & Production Company
10.00% due 03/01/2016	240,000	254,400

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas (continued)
Quicksilver Resources, Inc.
7.125% due 04/01/2016	$250,000	$207,500
11.75% due 01/01/2016	120,000	127,200
SandRidge Energy, Inc.
9.875% due 05/15/2016 (f)	610,000	610,000
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	105,000	92,400

		7,123,545

Domestic Oil - 0.14%
Exco Resources, Inc.
7.25% due 01/15/2011	335,000	328,300
Whiting Petroleum Corp.
7.00% due 02/01/2014	375,000	367,500

		695,800

Drugs & Health Care - 0.19%
Humana, Inc.
6.30% due 08/01/2018	1,065,000	966,842
Educational Services - 0.23%
Education Management Corp.
10.25% due 06/01/2016	1,105,000	1,156,106
Electrical Utilities - 3.39%
AES Corp.
7.75% due 03/01/2014	2,813,000	2,739,159
7.75% due 10/15/2015	270,000	261,900
8.00% due 10/15/2017	2,795,000	2,676,212
9.375% due 09/15/2010	925,000	952,750
Dominion Resources, Inc.
5.70% due 09/17/2012	730,000	794,009
Edison Mission Energy
7.00% due 05/15/2017	120,000	91,650
7.20% due 05/15/2019	370,000	268,250
7.625% due 05/15/2027	130,000	87,100
7.75% due 06/15/2016	300,000	244,500
Energy Future Holdings Corp., PIK
11.25% due 11/01/2017	5,692,200	3,472,242
Exelon Corp.
5.625% due 06/15/2035	170,000	155,770
FirstEnergy Corp.
6.45% due 11/15/2011	430,000	460,097
7.375% due 11/15/2031	675,000	745,164
Mirant Mid Atlantic LLC, Series C
10.06% due 12/30/2028	574,834	577,708
Orion Power Holdings, Inc.
12.00% due 05/01/2010	170,000	175,525
Pacific Gas & Electric Company
6.05% due 03/01/2034	490,000	534,114
TXU Corp., Series P
5.55% due 11/15/2014	1,000,000	642,847
TXU Corp., Series Q
6.50% due 11/15/2024	460,000	219,127
TXU Corp., Series R
6.55% due 11/15/2034	3,880,000	1,752,235

		16,850,359
Electronics - 0.13%
L-3 Communications Corp.
7.625% due 06/15/2012	550,000	556,875
L-3 Communications Corp., Series B
6.375% due 10/15/2015	75,000	70,687

		627,562

Energy - 0.43%
Enterprise Products Operating LP
8.375% until 08/01/2016, then variable due 08/01/2066	210,000	182,175
Mirant North America LLC
7.375% due 12/31/2013	300,000	288,000
NRG Energy, Inc.
7.25% due 02/01/2014	720,000	700,200
7.375% due 02/01/2016	1,010,000	965,813

		2,136,188

Financial Services - 12.73%
Aiful Corp.
5.00% due 08/10/2010 (f)	440,000	224,400
American General Finance Corp.
6.90% due 12/15/2017	280,000	172,891
Bear Stearns Companies, Inc.
7.25% due 02/01/2018	3,200,000	3,649,165
CDX North America High Yield, Series 8-T1
7.625% due 06/29/2012 (f)	7,856,100	7,227,612
Citigroup Funding, Inc.
2.25% due 12/10/2012	1,170,000	1,181,656
Citigroup, Inc.
2.125% due 07/12/2012	1,190,000	1,200,014
5.00% due 09/15/2014	1,080,000	989,508
5.625% due 08/27/2012	1,090,000	1,080,665
5.875% due 05/29/2037	8,270,000	6,597,062
6.125% due 08/25/2036	50,000	39,149
6.875% due 03/05/2038	1,240,000	1,119,931
Countrywide Financial Corp.
6.25% due 05/15/2016	420,000	407,431
Credit Suisse USA, Inc.
5.50% due 08/16/2011	270,000	287,102
Dexia Credit Local
2.375% due 09/23/2011 (f)	460,000	466,005
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (f)	980,000	1,001,437
Ford Motor Credit Company LLC
3.26% due 01/13/2012 (b)	60,000	49,950
5.8794% due 06/15/2011 (b)	836,000	769,120
7.00% due 10/01/2013	80,000	71,341
7.375% due 10/28/2009	70,000	70,006
7.80% due 06/01/2012	700,000	647,532
7.875% due 06/15/2010	1,875,000	1,871,089
9.875% due 08/10/2011	725,000	717,331
12.00% due 05/15/2015	9,990,000	10,397,677
General Electric Capital Corp.
2.125% due 12/21/2012	3,350,000	3,369,195
GMAC LLC
2.20% due 12/19/2012	1,030,000	1,037,967
6.00% due 04/01/2011 (f)	1,231,000	1,126,365
7.50% due 12/31/2013 (f)	332,000	273,070
8.00% due 11/01/2031 (f)	8,716,000	6,733,110
8.00% due 12/31/2018 (f)	398,000	289,545

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Goldman Sachs Group LP
4.50% due 06/15/2010	$580,000	$595,259
Hawker Beechcraft Acquisition Company LLC, PIK
8.875% due 04/01/2015	885,000	504,450
HSBC Finance Capital Trust IX
5.911% until 11/30/2015, then variable due 11/30/2035	1,650,000	1,097,250
International Lease Finance Corp.
5.875% due 05/01/2013	815,000	641,370
JPMorgan Chase & Company
6.625% due 03/15/2012	970,000	1,034,018
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010 ^	775,000	135,625
6.20% due 09/26/2014 ^	290,000	50,750
Lehman Brothers Holdings, Inc., MTN
6.75% due 12/28/2017 ^	2,620,000	262
Merrill Lynch & Company, Inc.
5.70% due 05/02/2017	1,090,000	1,020,158
Morgan Stanley
0.96% due 10/18/2016 (b)	250,000	221,321
4.75% due 04/01/2014	2,280,000	2,263,509
Shinsei Finance Cayman, Ltd.
6.418% until 07/20/2016, then variable due 01/29/2049 (f)	850,000	416,500
TNK-BP Finance SA
6.625% due 03/20/2017	110,000	97,900
7.50% due 07/18/2016 (f)	890,000	836,600
Wells Fargo Company
5.30% due 08/26/2011	1,250,000	1,324,189

		63,306,487

Food & Beverages - 0.05%
Dole Food Company, Inc.
7.25% due 06/15/2010	230,000	228,850
Kroger Company
6.40% due 08/15/2017	40,000	44,197

		273,047

Forest Products - 0.10%
Weyerhaeuser Company
6.75% due 03/15/2012	480,000	495,899
Funeral Services - 0.02%
Service Corp. International
7.50% due 04/01/2027	30,000	25,350
7.625% due 10/01/2018	65,000	62,238

		87,588

Furniture & Fixtures - 0.15%
Norcraft Companies LP
9.00% due 11/01/2011	400,000	404,000
Norcraft Holdings Capital
9.75 due 09/01/2012	350,000	334,250

		738,250

Gas & Pipeline Utilities - 2.36%
Dynegy Holdings, Inc.
7.75% due 06/01/2019	330,000	234,300
El Paso Corp.
7.00% due 06/15/2017	1,050,000	986,906
7.375% due 12/15/2012	475,000	481,734
7.75% due 01/15/2032	6,270,000	5,583,165
7.80% due 08/01/2031	2,783,000	2,481,451
7.875% due 06/15/2012	500,000	512,327
El Paso Natural Gas Company
8.375% due 06/15/2032	480,000	574,203
Kinder Morgan Energy Partners LP
5.00% due 12/15/2013	140,000	145,509
6.75% due 03/15/2011	100,000	105,679
7.125% due 03/15/2012	20,000	21,896
Williams Companies, Inc.
7.625% due 07/15/2019	25,000	27,115
7.875% due 09/01/2021	275,000	297,779
8.75% due 03/15/2032	267,000	300,365

		11,752,429

Healthcare Products - 0.42%
Biomet, Inc.
11.625% due 10/15/2017	1,020,000	1,078,650
Biomet, Inc., PIK
10.375% due 10/15/2017	880,000	917,400
Leiner Health Products, Inc.
11.00% due 06/01/2012 ^	500,000	1,250
Universal Hospital Services, Inc.
4.635% due 06/01/2015 (b)	50,000	40,500
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	40,000	38,600

		2,076,400

Healthcare Services - 0.45%
DaVita, Inc.
7.25% due 03/15/2015	420,000	405,300
U.S. Oncology Holdings, Inc., PIK
6.9037% due 03/15/2012	458,000	389,300
U.S. Oncology, Inc.
9.125% due 08/15/2017 (f)	520,000	540,800
Vanguard Health Holding Company I LLC zero coupon, Step up to
11.25% on 10/01/2009 due 10/01/2015	300,000	301,500
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	615,000	604,237

		2,241,137

Holdings Companies/Conglomerates - 0.29%
Ashtead Capital, Inc.
9.00% due 08/15/2016 (f)	558,000	489,645
Leucadia National Corp.
7.125% due 03/15/2017	10,000	9,175
8.125% due 09/15/2015	970,000	950,600

		1,449,420

Homebuilders - 0.05%
K Hovnanian Enterprises, Inc.
11.50% due 05/01/2013	260,000	251,550
Hotels & Restaurants - 0.12%
CCM Merger, Inc.
8.00% due 08/01/2013 (f)	200,000	162,000
El Pollo Loco, Inc.
11.75% due 11/15/2013	295,000	252,225
11.75% due 12/01/2012 (f)	70,000	73,150

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants (continued)
Sbarro, Inc.
10.375% due 02/01/2015	$160,000	$113,600

		600,975

Industrial Machinery - 0.13%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	400,000	344,000
Terex Corp.
10.875% due 06/01/2016	270,000	282,825

		626,825

Insurance - 0.02%
American International Group, Inc., MTN
5.85% due 01/16/2018	160,000	106,618
International Oil - 1.48%
Corral Finans AB, PIK
2.0094% due 04/15/2010 (b)(f)	108,307	82,855
Kerr-McGee Corp.
6.95% due 07/01/2024	490,000	506,001
OAO Gazprom
9.625% due 03/01/2013	150,000	163,065
Pemex Project Funding Master Trust
6.625% due 06/15/2035	7,019,000	6,392,779
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (f)	110,000	100,100
7.00% due 05/01/2017 (f)	130,000	113,750

		7,358,550

Leisure Time - 0.57%
Boyd Gaming Corp.
6.75% due 04/15/2014	400,000	348,500
Harrahs Operating Escrow LLC
11.25% due 06/01/2017 (f)	730,000	742,775
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010 ^	190,000	83,600
MGM Mirage, Inc.
6.625% due 07/15/2015	20,000	14,350
7.625% due 01/15/2017	310,000	221,650
10.375% due 05/15/2014 (f)	170,000	178,925
11.125% due 11/15/2017 (f)	410,000	446,900
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	150,000	103,500
7.125% due 08/15/2014	150,000	105,000
River Rock Entertainment Authority
9.75% due 11/01/2011	25,000	22,000
Snoqualmie Entertainment Authority
4.68% due 02/01/2014 (b)(f)	45,000	22,050
9.125% due 02/01/2015 (f)	700,000	385,000
Station Casinos, Inc.
7.75% due 08/15/2016 ^	240,000	74,700
WMG Acquisition Corp.
9.50% due 06/15/2016 (f)	100,000	103,500

		2,852,450

Manufacturing - 0.94%
Tyco International Group SA
6.00% due 11/15/2013	1,040,000	1,118,780
6.375% due 10/15/2011	180,000	192,438
6.75% due 02/15/2011	360,000	380,167
Tyco International, Ltd.
6.875% due 01/15/2021	2,760,000	2,982,456

		4,673,841

Medical-Hospitals - 1.64%
Community Health Systems, Inc.
8.875% due 07/15/2015	360,000	361,350
HCA, Inc.
6.375% due 01/15/2015	265,000	231,875
7.50% due 12/15/2023	25,000	19,609
7.50% due 11/15/2095	40,000	26,228
7.50% due 11/06/2033	1,400,000	1,016,162
9.125% due 11/15/2014	670,000	676,700
9.25% due 11/15/2016	1,140,000	1,154,250
HCA, Inc., PIK
9.625% due 11/15/2016	2,880,000	2,908,800
Tenet Healthcare Corp.
6.875% due 11/15/2031	1,125,000	742,500
7.375% due 02/01/2013	125,000	115,000
8.875% due 07/01/2019 (f)	672,000	688,800
9.00% due 05/01/2015 (f)	190,000	194,750

		8,136,024

Mining - 0.97%
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	2,400,000	2,502,000
Noranda Aluminium Acquisition Corp., PIK
5.4125% due 05/15/2015 (b)	134,774	82,212
Teck Resources, Ltd.
9.75% due 05/15/2014	190,000	205,200
10.25% due 05/15/2016	160,000	176,800
10.75% due 05/15/2019	320,000	364,400
Vale Overseas, Ltd.
6.875% due 11/21/2036	887,000	888,069
Vedanta Resources PLC
8.75% due 01/15/2014 (f)	600,000	586,500

		4,805,181

Oil Comp-Integrated - 0.13%
Occidental Petroleum Corp.
7.00% due 11/01/2013	570,000	658,700
Paper - 0.42%
Abitibi-Consolidated Company of Canada
13.75% due 04/01/2011 ^ (f)	690,000	655,500
Appleton Papers, Inc.
8.125% due 06/15/2011	15,000	11,287
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	305,000	137,631
NewPage Corp.
6.7331% due 05/01/2012 (b)	1,705,000	728,888
NewPage Holding Corp., PIK
8.5788% due 11/01/2013 (b)	1,405,586	323,285
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)	100,000	102,500
Smurfit Capital Funding PLC
7.50% due 11/20/2025	200,000	155,500

		2,114,591

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Petroleum Services - 0.56%
Anadarko Finance Company, Series B
7.50% due 05/01/2031	$1,410,000	$1,507,513
Belden & Blake Corp.
8.75% due 07/15/2012	725,000	648,875
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	50,000	47,500
Complete Production Services, Inc.
8.00% due 12/15/2016	235,000	201,512
Key Energy Services, Inc.
8.375% due 12/01/2014	150,000	135,750
Pride International, Inc.
7.375% due 07/15/2014	210,000	212,100
SemGroup LP
8.75% due 11/15/2015 ^ (f)	200,000	12,000

		2,765,250

Photography - 0.50%
Eastman Kodak Company
3.375% due 10/15/2033	2,720,000	2,482,000
Publishing - 0.33%
Idearc, Inc.
8.00% due 11/15/2016 ^	1,045,000	79,681
TL Acquisitions, Inc.
10.50% due 01/15/2015 (f)	1,740,000	1,583,400

		1,663,081

Railroads & Equipment - 0.19%
Grupo Transportacion Ferroviaria Mexicana, SA de CV
9.375% due 05/01/2012	130,000	128,050
Kansas City Southern de Mexico SA de CV
7.375% due 06/01/2014	850,000	752,250
7.625% due 12/01/2013	50,000	45,250

		925,550

Real Estate - 0.20%
Ashton Woods USA LLC/Ashton Woods Finance Company zero coupon, Step up to
11.00% on 02/24/2012 due 06/30/2015 (f)	39,000	14,625
Forest City Enterprises, Inc.
7.625% due 06/01/2015	5,000	3,137
Realogy Corp.
10.50% due 04/15/2014	711,000	423,045
12.375% due 04/15/2015	900,000	364,500
Realogy Corp., PIK
11.00% due 04/15/2014	794	393
Ventas Realty LP
6.50% due 06/01/2016	35,000	32,463
6.75% due 04/01/2017	150,000	141,000

		979,163

Retail - 0.28%
Michaels Stores, Inc.
10.00% due 11/01/2014	920,000	878,600
Suburban Propane Partners LP
6.875% due 12/15/2013	365,000	354,050
Wal-Mart Stores, Inc.
5.80% due 02/15/2018	140,000	156,402

		1,389,052
Retail Grocery - 0.01%
Kroger Company
6.15% due 01/15/2020	60,000	65,882
Retail Trade - 0.75%
American Greetings Corp.
7.375% due 06/01/2016	15,000	12,825
Blockbuster, Inc.
9.00% due 09/01/2012	1,190,000	621,775
CVS Corp.
9.35% due 01/10/2023 (f)	1,700,000	1,054,493
CVS Pass-Through Trust
6.036% due 12/10/2028	440,288	415,553
Dollar General Corp.
10.625% due 07/15/2015	95,000	105,450
Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015 (f)	2,035,725	1,516,615

		3,726,711

Sanitary Services - 0.16%
Waste Management, Inc.
6.375% due 11/15/2012	730,000	798,948
Semiconductors - 0.02%
Freescale Semiconductor, Inc.
10.125% due 12/15/2016	10,000	5,550
Sensata Technologies B.V.
8.00% due 05/01/2014 (f)	120,000	102,600

		108,150

Steel - 0.31%
Metals USA, Inc.
11.125% due 12/01/2015	450,000	411,750
Ryerson, Inc.
12.00% due 11/01/2015	1,125,000	1,035,000
Steel Dynamics, Inc.
7.375% due 11/01/2012	110,000	108,075

		1,554,825

Telecommunications Equipment &
Services - 0.40%
Deutsche Telekom International Finance BV
5.75% due 03/23/2016	430,000	457,675
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 ^	110,000	137
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016	510,000	531,675
Intelsat Corp.
9.25% due 08/15/2014	280,000	284,200
Intelsat Jackson Holdings, Ltd.
9.50% due 06/15/2016	65,000	66,788
Royal KPN NV
8.00% due 10/01/2010	580,000	614,464
SBA Telecommunications, Inc.
8.25% due 08/15/2019 (f)	25,000	25,125

		1,980,064

Telephone - 1.49%
AT&T, Inc.
5.60% due 05/15/2018	310,000	327,422
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	95,000	68,400

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
Level 3 Financing, Inc.
9.25% due 11/01/2014	$460,000	$379,500
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (f)	500,000	507,500
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	306,000	295,290
Qwest Corp.
3.8794% due 06/15/2013 (b)	90,000	83,250
Sprint Capital Corp.
8.375% due 03/15/2012	2,750,000	2,753,437
Telecom Italia Capital SA
5.25% due 10/01/2015	500,000	518,653
Verizon Communications, Inc.
5.50% due 02/15/2018	1,060,000	1,113,194
Verizon Florida LLC, Series F
6.125% due 01/15/2013	295,000	314,354
Virgin Media Finance PLC, Series 1
9.50% due 08/15/2016	195,000	200,363
Virgin Media, Inc.
9.125% due 08/15/2016	590,000	597,375
Windstream Corp.
8.625% due 08/01/2016	255,000	255,956

		7,414,694

Tobacco - 0.07%
Alliance One International, Inc.
10.00% due 07/15/2016 (f)	220,000	217,250
10.00% due 07/15/2016 (f)	120,000	118,500

		335,750

Transportation - 0.22%
RailAmerica, Inc.
9.25% due 07/01/2017 (f)	1,050,000	1,085,438
Trucking & Freight - 0.04%
Swift Transportation Company, Inc.
8.19% due 05/15/2015 (b)(f)	40,000	20,400
12.50% due 05/15/2017 (f)	345,000	189,750
		210,150

TOTAL CORPORATE BONDS (Cost $233,619,264)		$204,393,786

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.50%
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A4
5.372% due 09/10/2045	340,000	306,342
Bear Stearns Structured Products, Inc., Series 2007-EMX1, Class A1
1.2656% due 03/25/2037 (b)(f)	2,877,754	2,329,111
Commercial Mortgage Asset Trust, Series 1999-C1, Class C
7.35% due 01/17/2032	295,000	316,319
Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1
5.447% due 07/16/2034	226,118	233,788
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B
0.4725% due 07/20/2046 (b)	1,246,297	583,438
Countrywide Home Loans, Series 2006-HYB3, Class 2A1A
5.6804% due 05/20/2036 (b) $107,734 $70,653
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4
5.609% due 02/15/2039 (b)	1,675,000	1,566,040
Federal Home Loan Mortgage Corp., Series 3330, Class VA
5.00% due 06/15/2018	252,792	267,562
First Boston Mortgage Securities Corp., Series D, Class I-O
10.965% IO due 05/25/2017	7,761	1,735
First Union National Bank Commercial Mortgage, Series 2000-C1
0.8357% IO due 05/17/2032	11,344,193	106,610
GMAC Mortgage Corp Loan Trust, Series 2004-AR1, Class 24A
5.0651% due 06/25/2034	707,625	559,285
Green Tree Financial Corp., Series 1997-6, Class A8
7.07% due 01/15/2029	276,878	266,978
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF
0.6156% due 03/25/2035 (b)(f)	671,331	470,652
GSR Mortgage Loan Trust, Series 2004-7, Class 4A1
4.8584% due 06/25/2034 (b)	593,487	557,436
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5
4.7538% due 07/25/2035 (b)	4,500,000	3,029,261
GSRPM Mortgage Loan Trust, Series 2003-1, Class A3
0.7656% due 01/25/2032 (b)	59,983	39,617
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.2656% due 11/25/2047 (b)	3,490,819	1,486,303
Impac CMB Trust, Series 2003-4, Class 1A1
0.9056% due 10/25/2033 (b)	39,907	24,855
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2A1A
0.5656% due 07/25/2035 (b)	1,130,541	607,560
IndyMac Index Mortgage Loan Trust, Series 2006-AR6, Class 2A1A
0.4656% due 06/25/2047 (b)	2,946,205	1,407,069
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1
5.6531% due 08/25/2037 (b)	2,333,653	1,262,903
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1
5.7644% due 05/25/2037 (b)	1,677,185	865,261
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB15, Class A4
5.814% due 06/12/2043 (b)	1,900,000	1,740,671
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
4.9557% due 08/25/2035 (b)	83,011	66,738
Luminent Mortgage Trust, Series 2006-4, Class A1A
0.4556% due 05/25/2046 (b)	1,361,625	618,964
Master Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1
5.6346% due 11/25/2035 (b)	1,336,450	734,824

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Master Adjustable Rate Mortgages Trust., Series 2007-3, Class 12A1
0.4656% due 05/25/2047 (b)	$3,631,190	$1,660,678
Master Adjustable Rate Mortgages Trust., Series 2006-2, Class 3A1
4.8559% due 01/25/2036 (b)	108,281	88,244
Master Adjustable Rate Mortgages Trust., Series 2006-OA1, Class 1A1
0.4756% due 04/25/2046 (b)	2,261,146	1,136,341
MASTR Asset Securitization Trust, Series 2003-6, Class 1A1
5.50% due 07/25/2033 (b)	979,085	960,754
Merit Securities Corp., Series 11PA, Class B2
1.7606% due 09/28/2032 (b)(f)	286,610	201,911
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.8397% due 05/12/2039 (b)	970,000	910,555
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
3.8647% due 10/25/2034 (b)	526,049	394,552
Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A
0.4556% due 09/25/2046 (b)	1,366,331	658,479
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.00% due 05/25/2035 (f)	1,719,677	1,219,493
Residential Asset Securitization Trust, Series 2004-A6, Class A1
5.00% due 08/25/2019	520,347	490,264
Structured Asset Mortgage Investments, Inc., Series 2005-AR3, Class 2A1
4.4676% due 08/25/2035 (b)	95,581	53,537
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3
0.4556% due 07/25/2046 (b)	1,638,231	737,552
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1
6.2057% due 09/25/2037 (b)	1,353,450	1,006,175
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1
6.1938% due 09/25/2037 (b)	1,324,535	984,028
WaMu Mortgage Pass Through Certificates, Series 2006-AR8, Class 1A3
5.8355% due 08/25/2046 (b)	6,900,000	4,556,850
WaMu Mortgage Pass Through Certificates, Series 2007-HY3, Class 4A1
5.3192% due 03/25/2037 (b)	1,582,424	1,176,072
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A1B
1.8608% due 07/25/2047 (b)	4,029,905	870,546
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
0.5356% due 12/25/2045 (b)	1,133,240	663,410

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $49,992,661)		$37,289,416

ASSET BACKED SECURITIES - 3.33%
ACE Securities Corp., Series 2006-GP1, Class A
0.3956% due 02/25/2031 (b)	752,304	515,944
Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2
2.0656% due 08/25/2032 (b) $63,146 $17,140
Asset Backed Securities Corp., Series 2003-HE2, Class M2
3.1228% due 04/15/2033 (b)	45,009	16,520
Bear Stearns Asset Backed Securities Trust, Series 2007-HE6, Class 1A1
1.5156% due 08/25/2037 (b)	1,692,219	1,108,328
Bear Stearns Asset Backed Securities, Inc., Series 2003-ABF1, Class A
0.6356% due 01/25/2034 (b)	39,953	27,447
Bear Stearns Asset Backed Securities, Inc., Series 2007-SD1, Class 1A2A
6.00% due 10/25/2036	2,455,698	1,361,726
Bear Stearns Asset Backed Securities, Inc., Series 2007-SD1, Class 1A3A
6.50% due 10/25/2036	2,393,220	1,280,476
Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1
0.7156% due 03/25/2047 (b)	503,991	245,047
Countrywide Asset-Backed Certificates, Series 2004-5, Class M4
1.5156% due 06/25/2034 (b)	182,256	12,347
Ellington Loan Acquisition Trust, Series 2007-1, Class A2A1
1.2656% due 05/26/2037 (b)(f)	1,614,353	1,324,796
Ellington Loan Acquisition Trust, Series 2007-1, Class A2C
1.5156% due 05/29/2037 (b)(f)	2,300,000	790,226
EMC Mortgage Loan Trust, Series 2003-B, Class A1
0.8156% due 11/25/2041 (b)(f)	176,108	134,267
GSAMP Trust, Series 2006-S4, Class A1
0.3556% due 05/25/2036 (b)	404,417	35,432
IndyMac Seconds Asset Backed Trust, Series 2006-A, Class A
0.3956% due 06/25/2036 (b)	1,417,047	89,550
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
1.7656% due 10/25/2037 (b)	3,001,697	2,039,425
Mid State Trust, Series 6, Class A1
7.34% due 07/01/2035	493,505	450,297
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1
0.4156% due 03/25/2036 (b)	785,798	131,574
Nelnet Student Loan Trust, Series 2008-4, Class A4
1.9837% due 04/25/2024 (b)	810,000	816,802
RAAC Series, Series 2006-RP2, Class A
0.5156% due 02/25/2037 (b)(f)	935,625	514,424
RAAC Series, Series 2007-RP3, Class A
0.6456% due 10/25/2046 (b)	1,509,341	745,352
Residential Asset Mortgage Products Inc., Series 2003-RS4, Class AIIB
0.9256% due 05/25/2033 (b)	30,739	15,867
SACO I Trust, Inc., Series 2006-5, Class 1A
0.4156% due 04/25/2036 (b)	1,524,974	186,842
SACO I Trust, Inc., Series 2006-5, Class 2A3
0.4456% due 05/25/2036 (b)	1,228,857	9,946
SACO I Trust, Inc., Series 2006-6, Class A
0.3956% due 06/25/2036 (b)	971,518	71,361

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Sail Net Interest Margin Notes, Series 2004-2A, Class A
5.50% due 03/27/2034 (f)	$23,428	$2
Securitized Asset Backed Receivables LLC, Series 2007-BR2, Class A2
0.4956% due 02/25/2037 (b)	2,964,522	1,141,187
SLM Student Loan Trust, Series 2006-5, Class A2
0.4938% due 07/25/2017 (b)	393,310	392,885
Structured Asset Securities Corp., Series 2006-ARS1, Class A1
0.3756% due 02/25/2036 (b)(f)	801,410	73,761
Structured Asset Securities Corp., Series 2007-TC1, Class A
0.5656% due 04/25/2031 (b)(f)	3,266,500	2,182,713
Structured Asset Securities Corp., Series 2008-BC4, Class A3
0.5156% due 11/25/2037 (b)	910,523	818,259

TOTAL ASSET BACKED SECURITIES (Cost $33,022,119)		$16,549,943

SUPRANATIONAL OBLIGATIONS - 0.33%
Supranational - 0.13%
Asian Development Bank
2.75% due 05/21/2014	660,000	661,647
Venezuela - 0.20%
Corporacion Andina de Fomento
6.875% due 03/15/2012	916,000	973,608

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,642,706)		$1,635,255

COMMON STOCKS - 0.00%
Chemicals - 0.00%
Georgia Gulf Corp. *	595	17,841

TOTAL COMMON STOCKS (Cost $20,068)		$17,841

PREFERRED STOCKS - 0.50%
Automobiles - 0.05%
General Motors Corp., Series C, 6.25% *	76,275	251,708
Chemicals - 0.07%
Georgia Gulf Corp. *	13,311	369,380
Financial Services - 0.38%
Federal Home Loan Mortgage Corp.,Series V, 5.57% *	121,625	192,168
Federal Home Loan Mortgage Corp., Series Z, 8.375% *	56,575	121,070
Federal National Mortgage Association, Series S, 8.25% *	39,250	78,500
Preferred Blocker, Inc., 7.00% (f)	2,440	1,135,134
Resona Preferred Global Securities, Ltd. (f)(k)	440,000	347,600

		1,874,472

TOTAL PREFERRED STOCKS (Cost $7,786,330)		$2,495,560

TERM LOANS - 1.95%
Auto Services - 0.29%
Hertz Corp.
2.2533% due 01/21/2012 (b)	1,496,829	1,420,919
Business Services - 0.21%
First Data Corp.
5.9263% due 10/15/2014 (b)	1,237,950	1,031,367
Commercial Services - 0.28%
Aramark Corp.
3.3338% due 01/31/2014 (b)	1,500,000	1,403,663
Electrical Utilities - 0.54%
Calpine Corp.,Tranche B
4.335% due 03/29/2014 (b)	2,955,000	2,711,673
Medical-Hospitals - 0.37%
Community Health Systems, Inc., Tranche B
2.7288% due 07/02/2014 (b)	1,981,134	1,845,551
Semiconductors - 0.26%
Freescale Semiconductor, Inc.
2.0306% due 12/01/2013 (b)	1,709,121	1,275,432

TOTAL TERM LOANS (Cost $9,820,238)		$9,688,605

WARRANTS - 0.00%
Hotels & Restaurants - 0.00%
Buffets Restaurants Holdings, Inc.
(Expiration Date 04/28/2014) *	164	0

TOTAL WARRANTS (Cost $0)		$0

OPTIONS - 0.00%
Put Options - 0.00%
Eurodollar Futures
Expiration 09/14/2009 at $99.375 *	47,500	119

TOTAL OPTIONS (Cost $1,520)		$119

REPURCHASE AGREEMENTS - 5.25%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 08/31/2009 at 0.17% to be repurchased at $26,100,123 on 09/01/2009, collateralized by $26,623,000 Federal Home Loan Mortgage Corp., 4.25% due 09/04/2009 (valued at$26,621,988, including interest)	$26,100,000	$26,100,000

TOTAL REPURCHASE AGREEMENTS (Cost $26,100,000)		$26,100,000

SHORT TERM INVESTMENTS - 14.62%
Federal Home Loan Bank Discount Notes
0.01% due 09/23/2009	$5,000,000	$4,999,328
Federal Home Loan Mortgage Corp., Discount Notes
0.00% due 12/22/2009	5,000,000	4,996,566
Federal National Mortgage Association Discount Notes
0.105% due 01/11/2010	20,000,000	19,981,944
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	1,772,704	17,747,069

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Bond Fund (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills
0.00% due 10/29/2009	$25,000,000	$24,995,375

TOTAL SHORT TERM INVESTMENTS (Cost $72,719,766)		$72,720,282

Total Investments (Strategic Bond Fund) (Cost $619,806,833) - 112.64%		$560,227,733
Other assets and liabilities, net - (12.64)%		(62,867,867)

TOTAL NET ASSETS - 100.00%		$497,359,866

Strategic Income Fund

		Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 0.85%
U.S. Treasury Bonds - 0.08%
9.25% due 02/15/2016		$260,000	$357,642
U.S. Treasury Notes - 0.77%
2.625% due 06/30/2014		3,440,000	3,484,882

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,776,689)			$3,842,524

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.73%
Federal Home Loan Mortgage Corp. - 0.77%
4.50% due 04/01/2039		3,442,829	3,461,253
Federal National Mortgage
Association - 1.96%
5.00% due 06/01/2023		1,217,316	1,271,572
5.375% due 06/12/2017		6,765,000	7,570,739

			8,842,311

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,450,340)			$12,303,564

FOREIGN GOVERNMENT OBLIGATIONS - 17.79%
Brazil - 1.64%
Federative Republic of Brazil
10.25% due 01/10/2028	BRL	14,070,000	7,390,725
Canada - 3.62%
Ontario School Boards Financing Corp., Series 01A2
6.25% due 10/19/2016	CAD	3,815,000	3,959,724
Province of Ontario
4.50% due 03/08/2015		3,085,000	3,006,688
4.75% due 06/02/2013		4,610,000	4,531,718
6.25% due 06/16/2015	NZD	3,520,000	2,413,165
Province of Quebec
5.25% due 10/01/2013	CAD	2,370,000	2,375,109

			16,286,404

Colombia - 0.03%
Republic of Colombia
10.00% due 01/23/2012		$110,000	127,600
France - 2.47%
Government of France
4.25% due 04/25/2019	EUR	3,114,000	4,740,966
4.75% due 10/25/2012	EUR	4,125,000	$6,401,646

			11,142,612

Germany - 6.97%
Federal Republic of Germany
3.50% due 04/12/2013		1,710,000	2,569,909
3.75% due 01/04/2019		6,348,000	9,484,165
4.00% due 09/10/2010		3,200,000	4,736,841
4.25% due 07/04/2018		7,150,000	11,102,542
5.00% due 07/04/2012		2,240,000	3,487,431

			31,380,888

Mexico - 0.46%
Government of Mexico
5.625% due 01/15/2017		$520,000	526,500
5.875% due 01/15/2014		550,000	580,250
6.375% due 01/16/2013		490,000	531,650
8.125% due 12/30/2019		360,000	429,120

			2,067,520

New Zealand - 0.29%
Government of New Zealand
6.00% due 12/15/2017	NZD	1,860,000	1,302,158
Spain - 0.97%
Kingdom of Spain
5.35% due 10/31/2011	EUR	2,840,000	4,391,802
United Kingdom - 1.34%
Government of United Kingdom
5.00% due 03/07/2012	GBP	1,635,000	2,872,054
5.00% due 03/07/2018		1,725,000	3,167,808

			6,039,862

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $75,931,489)			$80,129,571

CORPORATE BONDS - 54.26%
Advertising - 0.05%
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016 ^		$1,815,000	106,631
Vertis, Inc., Series A
18.50% due 10/01/2012		325,283	102,464

			209,095

Aerospace - 0.64%
Global Aviation Holdings, Ltd.
14.00% due 08/15/2013 (f)		3,015,000	2,864,250
Air Travel - 0.49%
Delta Airlines, Inc.
6.821% due 08/10/2022		1,426,824	1,262,739
US Airways Group, Inc.
7.25% due 05/15/2014		1,005,000	967,313

			2,230,052

Amusement & Theme Parks - 0.00%
HRP Myrtle Beach Operations LLC
10.07% due 04/01/2012 ^ (f)		1,685,000	169

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Income Fund (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Apparel & Textiles - 0.19%
Hanesbrands, Inc., Series B
4.5925% due 12/15/2014 (b)		$1,010,000	$866,075

Auto Parts - 1.98%
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)		2,900,000	2,610,000
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)		1,990,000	1,671,600
Goodyear Tire & Rubber Company
8.625% due 12/01/2011		530,000	535,300
10.50% due 05/15/2016		325,000	346,938
Lear Corp., Series B
8.75% due 12/01/2049 ^		940,000	507,600
Tenneco Automotive, Inc.
8.625% due 11/15/2014		3,690,000	3,247,200

			8,918,638

Automobiles - 1.02%
DaimlerChrysler N.A. Holding Corp., EMTN
4.375% due 03/21/2013	EUR	3,145,000	4,595,655

Broadcasting - 3.34%
Canadian Satellite Radio Holdings, Inc.
12.75% due 02/14/2016 (b)		$132,650	98,202
Nexstar Broadcasting, Inc., PIK
7.00% due 01/15/2014 (f)		694,775	264,014
Radio One, Inc.
6.375% due 02/15/2013		225,000	74,250
8.875% due 07/01/2011		200,000	88,000
Salem Communications Corp.
7.75% due 12/15/2010		100,000	72,000
Sirius XM Radio, Inc.
7.00% due 12/01/2014 (f)		2,760,000	1,956,150
9.625% due 08/01/2013		5,180,000	4,584,300
13.00% due 08/01/2014 (f)		4,615,000	4,384,250
Sirius XM Radio, Inc., Series AI
10.00% due 06/01/2011		1,100,000	1,036,750
XM Satellite Radio, Inc.
11.25% due 06/15/2013 (f)		2,385,000	2,474,438

			15,032,354

Building Materials & Construction - 0.22%
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (f)		970,000	974,850

Business Services - 0.19%
Vangent, Inc.
9.625% due 02/15/2015		910,000	846,300

Cable & Television - 3.60%
Charter Communications Holdings I LLC
11.00% due 10/01/2015 ^		1,775,000	248,500
11.00% due 10/01/2015 ^		525,000	68,250
Charter Communications Holdings II LLC
10.25% due 09/15/2010 ^		2,410,000	2,678,112
10.25% due 10/01/2013 ^ (f)		4,232,000	4,427,730
10.25% due 09/15/2010 ^		210,000	233,363
Charter Communications Holdings LLC
8.75% due 11/15/2013 ^		1,100,000	1,111,000
Comcast Corp.
4.95% due 06/15/2016		805,000	816,470
CSC Holdings, Inc.
8.50% due 06/15/2015 (f)		$1,450,000	$1,464,500
Mediacom Broadband LLC
8.50% due 10/15/2015		75,000	73,313
Shaw Communications, Inc.
5.70% due 03/02/2017	CAD	610,000	584,625
6.50% due 06/02/2014		1,110,000	1,124,205
Time Warner Cable, Inc.
6.75% due 07/01/2018		$1,515,000	1,673,649
8.25% due 04/01/2019		790,000	948,655
8.75% due 02/14/2019		620,000	763,233
Young Broadcasting, Inc.
10.00% due 03/01/2011 ^		1,790,000	197

			16,215,802
Cellular Communications - 2.13%
American Tower Corp., Series WI
7.00% due 10/15/2017		1,310,000	1,285,438
Centennial Communications Corp.
10.00% due 01/01/2013		2,735,000	2,803,375
Nextel Communications, Inc., Series D
7.375% due 08/01/2015		2,940,000	2,510,025
NII Capital Corp.
10.00% due 08/15/2016 (f)		695,000	688,050
Verizon Wireless Capital LLC
7.375% due 11/15/2013 (f)		2,000,000	2,292,546

			9,579,434
Chemicals - 0.36%
American Pacific Corp.
9.00% due 02/01/2015		1,645,000	1,484,613
Nova Chemicals Corp.
6.50% due 01/15/2012		125,000	121,406

			1,606,019

Commercial Services - 0.40%
Aramark Services, Inc.
8.50% due 02/01/2015		1,855,000	1,799,350

Containers & Glass - 2.66%
Ball Corp.
6.625% due 03/15/2018		195,000	185,737
Berry Plastics Holdings Corp.
8.875% due 09/15/2014		955,000	840,400
Graham Packaging Company
9.875% due 10/15/2014		375,000	373,125
Graphic Packaging International Corp.
8.50% due 08/15/2011		1,000,000	997,500
9.50% due 08/15/2013		3,005,000	3,012,512
9.50% due 06/15/2017 (f)		1,100,000	1,127,500
9.50% due 06/15/2017 (f)		405,000	415,125
OI European Group BV
6.875% due 03/31/2017 (f)	EUR	410,000	564,265
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		$1,450,000	1,464,500
Sealed Air Corp.
7.875% due 06/15/2017 (f)		1,065,000	1,118,431
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017 ^		935,000	579,700
Stone Container Corp.
8.375% due 07/01/2012 ^		1,185,000	743,588

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Income Fund (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Containers & Glass (continued)
US Corrugated, Inc.
10.00% due 06/12/2013		$715,000	$543,400

			11,965,783

Crude Petroleum & Natural Gas - 0.59%
Chesapeake Energy Corp.
2.25% due 12/15/2038		1,050,000	704,813
7.25% due 12/15/2018		2,125,000	1,944,375

			2,649,188

Electrical Utilities - 1.10%
Appalachian Power Company, Series K
5.00% due 06/01/2017		900,000	891,339
Cia de Transporte de Energia Electrica de Alta Tension SA
8.875% due 12/15/2016 (f)		1,085,000	744,581
Dominion Resources, Inc., Series A
5.60% due 11/15/2016		900,000	946,064
Texas Competitive Electric Holdings Company LLC, Series A
10.25% due 11/01/2015		3,600,000	2,385,000

			4,966,984

Energy - 0.66%
Enterprise Products Operating LP, Series B
5.60% due 10/15/2014 (f)		980,000	1,036,560
Exide Technologies, Series B
10.50% due 03/15/2013		2,025,000	1,944,000

			2,980,560

Financial Services - 6.81%
Discover Financial Services
10.25% due 07/15/2019		1,095,000	1,199,301
General Electric Capital Australia Funding Pty, Ltd., MTN
6.50% due 11/15/2011	AUD	2,870,000	2,400,264
General Electric Capital Corp, Series GMTN
7.625% due 12/10/2014	NZD	5,510,000	3,843,200
General Electric Capital Corp.
6.625% due 02/04/2010		3,745,000	2,588,325
ISA Capital do Brasil SA
8.80% due 01/30/2017 (f)		$470,000	502,900
Local TV Finance LLC
9.25% due 06/15/2015 (f)		252,000	68,040
Macquarie Group, Ltd.
7.30% due 08/01/2014 (f)		595,000	618,736
New South Wales Treasury Corp, Series 14
5.50% due 08/01/2014	AUD	10,981,000	9,182,538
New South Wales Treasury Corp., Series 10RG
7.00% due 12/01/2010		6,945,000	6,060,263
Nexstar Finance, Inc.
7.00% due 01/15/2014		$230,000	90,850
SLM Corp., MTN
8.45% due 06/15/2018		2,930,000	2,254,034
TAM Capital, Inc.
7.375% due 04/25/2017		1,205,000	988,100
Ucar Finance, Inc.
10.25% due 02/15/2012		36,000	34,965
VW Financial Services AG, EMTN
5.375% due 01/25/2012	EUR	565,000	$849,692

			30,681,208

Food & Beverages - 0.66%
ASG Consolidated LLC/ASG Finance, Inc.
11.50% due 11/01/2011 (f)		$615,000	559,650
Cosan SA Industria e Comercio
8.25% due 02/28/2049 (f)		2,000,000	1,695,000
Dole Food Company, Inc.
8.875% due 03/15/2011		210,000	209,475
Smithfield Foods, Inc.
10.00% due 07/15/2014 (f)		490,000	499,800

			2,963,925

Gas & Pipeline Utilities - 1.75%
Atlas Pipeline Partners LP
8.125% due 12/15/2015		200,000	164,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B
8.50% due 07/15/2016		2,150,000	2,031,750
8.75% due 04/15/2018 (f)		520,000	494,000
NGPL Pipeco LLC
7.119% due 12/15/2017 (f)		935,000	1,024,690
Regency Energy Partners LP
9.375% due 06/01/2016 (f)		2,510,000	2,510,000
Southern Union Company
7.20% until 11/01/2011, then variable due 11/01/2066		705,000	526,987
Targa Resources Partners LP
8.25% due 07/01/2016		760,000	680,200
Williams Partners Finance Corp.
7.25% due 02/01/2017		460,000	450,933

			7,882,560

Healthcare Products - 0.44%
Hanger Orthopedic Group, Inc.
10.25% due 06/01/2014		1,880,000	1,976,350

Healthcare Services - 0.29%
Sun Healthcare Group, Inc.
9.125% due 04/15/2015		1,325,000	1,305,125

Homebuilders - 0.12%
Beazer Homes USA, Inc.
4.625% due 06/15/2024		310,000	255,750
Standard Pacific Corp.
6.25% due 04/01/2014		340,000	266,900

			522,650

Hotels & Restaurants - 0.79%
CCM Merger, Inc.
8.00% due 08/01/2013 (f)		4,420,000	3,580,200

Household Products - 0.59%
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015		2,555,000	2,312,275
9.75% due 02/15/2017 (f)		385,000	328,694

			2,640,969

Housing & Urban Development - 1.19%
Canada Housing Trust No. 1
4.60% due 09/15/2011	CAD	5,545,000	5,383,120

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Income Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial Machinery - 0.53%
Baldor Electric Company
8.625% due 02/15/2017	$520,000	$517,400
Manitowoc, Inc.
7.125% due 11/01/2013	2,415,000	1,883,700

		2,401,100

Insurance - 0.48%
Liberty Mutual Group, Inc.
10.75% until 06/15/2038, then variable due 06/15/2058 (f)	1,930,000	1,698,400
Symetra Financial Corp.

8.30% until 10/15/2017, then variable due 10/15/2037 (f)	905,000	470,600

		2,169,000

International Oil - 0.21%
Weatherford International, Ltd.
9.625% due 03/01/2019	800,000	971,890

Leisure Time - 6.55%
AMC Entertainment, Inc.
8.00% due 03/01/2014	2,755,000	2,589,700
8.75% due 06/01/2019	765,000	759,262
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (f)	226,000	142,380
Chukchansi Economic Development Authority
8.00% due 11/15/2013 (f)	1,445,000	1,156,000
Cinemark USA, Inc.
8.625% due 06/15/2019 (f)	500,000	505,000
Fontainebleau Las Vegas
11.00% due 06/15/2015 ^ (f)	1,295,000	45,325
Great Canadian Gaming Corp.
7.25% due 02/15/2015 (f)	1,570,000	1,464,025
Greektown Holdings LLC
10.75% due 12/01/2013 ^ (f)	3,200,000	688,000
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	2,425,000	2,182,500
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 ^ (f)	1,415,000	622,600
Majestic Star Casino LLC
9.50% due 10/15/2010 ^	1,360,000	856,800
Marquee Holdings, Inc.
12.00% due 08/15/2014	895,000	746,206
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (f)	2,015,000	423,150
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	3,800,000	2,660,000
8.00% due 04/01/2012	3,355,000	2,751,100
MTR Gaming Group, Inc.
12.625% due 07/15/2014 (f)	2,345,000	2,286,375
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	2,415,000	1,775,025
Penn National Gaming, Inc.
6.875% due 12/01/2011	100,000	100,000
Pokagon Gaming Authority
10.375% due 06/15/2014 (f)	954,000	963,540
Regal Cinemas Corp.
8.625% due 07/15/2019 (f)	295,000	297,950
Snoqualmie Entertainment Authority
9.125% due 02/01/2015 (f)	1,020,000	561,000
Turning Stone Resort Casino
9.125% due 09/15/2014 (f)	2,465,000	2,261,638
9.125% due 12/15/2010 (f)	1,300,000	1,261,000
Waterford Gaming LLC
8.625% due 09/15/2014 (f)	2,234,000	1,519,120
Yonkers Racing Corp.
11.375% due 07/15/2016 (f)	860,000	875,050

		29,492,746

Manufacturing - 0.56%
GRUPO KUO SAB de CV
9.75% due 10/17/2017 (f)	1,175,000	998,750
Ingersoll-Rand Global Holding Company, Ltd.
6.00% due 08/15/2013	1,240,000	1,316,946
Smiths Group PLC
7.20% due 05/15/2019 (f)	190,000	207,275

		2,522,971

Medical-Hospitals - 1.01%
Community Health Systems, Inc.
8.875% due 07/15/2015	2,240,000	2,248,400
HCA, Inc.
8.50% due 04/15/2019 (f)	1,820,000	1,842,750
9.125% due 11/15/2014	460,000	464,600

		4,555,750

Metal & Metal Products - 1.09%
CII Carbon LLC
11.125% due 11/15/2015 (f)	2,840,000	2,619,900
Mueller Water Products, Inc.
7.375% due 06/01/2017	3,115,000	2,305,100

		4,925,000

Mining - 1.52%
Drummond Company, Inc.
7.375% due 02/15/2016 (f)	3,830,000	3,370,400
Rio Tinto Finance USA, Ltd.
7.125% due 07/15/2028	1,465,000	1,549,750
9.00% due 05/01/2019	1,150,000	1,377,450
Teck Resources, Ltd.
10.75% due 05/15/2019	505,000	575,069

		6,872,669

Paper - 1.53%
AbitibiBowater, Inc.
11.50% due 06/30/2010 ^ (b)	2,460,000	1,914,699
Abitibi-Consolidated Company of Canada
13.75% due 04/01/2011 ^ (f)	1,885,000	1,790,750
Clearwater Paper Corp.
10.625% due 06/15/2016	195,000	208,894
International Paper Company
7.95% due 06/15/2018	1,180,000	1,252,435
NewPage Corp.
10.00% due 05/01/2012	960,000	520,800
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)	210,000	215,250
Pope & Talbot, Inc.
8.375% due 06/01/2013 ^	500,000	2,550
8.375% due 06/01/2013 ^	1,000,000	5,100
Verso Paper Holdings LLC
11.50% due 07/01/2014 (f)	510,000	499,800

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Income Fund (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Paper (continued)
Verso Paper Holdings LLC, Series B
9.125% due 08/01/2014		$750,000	$489,375

			6,899,653

Petroleum Services - 0.39%
McMoRan Exploration Company
11.875% due 11/15/2014		1,810,000	1,751,175

Publishing - 0.03%
Idearc, Inc.
8.00% due 11/15/2016 ^		2,015,000	153,644

Railroads & Equipment - 0.09%
American Railcar Industries, Inc.
7.50% due 03/01/2014		440,000	408,100

Real Estate - 0.56%
Realogy Corp.
10.50% due 04/15/2014		2,395,000	1,425,025
Realogy Corp., PIK
11.00% due 04/15/2014		2,195,000	1,086,525

			2,511,550

Retail - 0.69%
Michaels Stores, Inc.
10.00% due 11/01/2014		400,000	382,000
11.375% due 11/01/2016		2,100,000	1,806,000
Staples, Inc.
9.75% due 01/15/2014		805,000	944,979

			3,132,979

Software - 0.45%
Oracle Corp.
5.75% due 04/15/2018		1,840,000	2,019,212

Steel - 0.74%
Allegheny Technologies, Inc.
9.375% due 06/01/2019		1,270,000	1,392,665
ArcelorMittal
9.85% due 06/01/2019		1,710,000	1,953,222

			3,345,887

Telecommunications Equipment &
Services - 2.24%
Axtel SAB de CV
7.625% due 02/01/2017 (f)		2,275,000	2,053,187
CC Holdings GS V LLC
7.75% due 05/01/2017 (f)		870,000	878,700
Citizens Communications Company
7.125% due 03/15/2019		710,000	646,100
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016		720,000	750,600
11.25% due 02/04/2017 (f)		1,560,000	1,474,200
Intelsat Jackson Holdings, Ltd.
11.50% due 06/15/2016		825,000	839,438
Orascom Telecom Finance
7.875% due 02/08/2014 (f)		755,000	679,500
West Corp.
11.00% due 10/15/2016		2,995,000	2,762,888

			10,084,613

Telephone - 1.91%
AT&T, Inc.
6.70% due 11/15/2013		$1,240,000	$1,404,528
Cincinnati Bell, Inc.
8.375% due 01/15/2014		2,000,000	1,940,000
Sprint Capital Corp.
8.375% due 03/15/2012		3,305,000	3,309,131
8.75% due 03/15/2032		2,360,000	1,958,800

			8,612,459

Transportation - 1.42%
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014		1,125,000	984,375
PHI, Inc.
7.125% due 04/15/2013		1,000,000	927,500
RailAmerica, Inc.
9.25% due 07/01/2017 (f)		1,215,000	1,256,006
Viterra, Inc.
8.50% due 07/07/2014	CAD	3,460,000	3,211,740

			6,379,621

TOTAL CORPORATE BONDS (Cost $252,497,029)			$244,446,684

CONVERTIBLE BONDS - 0.21%

Cable & Television - 0.21%
Charter Communications, Inc.
6.50% due 10/01/2027 ^		$2,170,000	933,100

TOTAL CONVERTIBLE BONDS (Cost $229,737)			$933,100

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.28%
American Home Mortgage Assets, Series 2006-6, Class XP
2.8475% IO due 12/25/2046		19,235,488	498,921
American Home Mortgage Investment Trust, Series 2007-1, Class GIOP
2.0874% IO due 05/25/2047		14,398,711	575,948
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4
5.414% due 09/10/2047		2,980,000	2,688,789
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 2A1
0.4856% due 08/25/2036 (b)		863,325	421,998
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.399% due 09/15/2020 (b)		3,405,000	3,293,906
Countrywide Alternative Loan Trust, Series 2004 -28CB, Class 3A1
6.00% due 01/25/2035		2,688,864	2,210,752
Countrywide Alternative Loan Trust, Series 2007-25, Class 1A2
6.50% due 11/25/2037		2,527,730	1,565,613
Countrywide Alternative Loan Trust, Series 2005-59, Class 2X
3.1733% IO due 11/20/2035		11,248,120	214,389
Countrywide Alternative Loan Trust, Series 2006-OA10, Class XPP
1.8365% IO due 08/25/2046		28,899,049	1,029,517

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Income Fund (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Alternative Loan Trust, Series 2006-OA12, Class X
3.6002% IO due 09/20/2046	$10,343,826	$321,629
Crown Castle Towers LLC, Series 2006-1A, Class F
6.6496% due 11/15/2036 (f)	840,000	823,200
Crown Castle Towers LLC, Series 2006-1A, Class G
6.7954% due 11/15/2036 (f)	985,000	965,300
DB Master Finance LLC, Series 2006-1, Class-A2
5.779% due 06/20/2031 (f)	1,050,000	1,011,381
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	1,000,000	875,630
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR1, Class X2
2.8311% IO due 03/19/2045	23,226,274	863,727
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR2, Class X2
2.8394% IO due 03/19/2045	37,070,930	1,436,499
Federal Home Loan Mortgage Corp., Series 3154, Class PM
5.50% due 05/15/2034	4,050,000	4,308,113
Federal Home Loan Mortgage Corp., Series 3228, Class PL
5.50% due 10/15/2034	4,850,000	5,139,124
Federal National Mortgage Association, Series 2006-117, Class PD
5.50% due 07/25/2035	5,055,000	5,319,535
Federal National Mortgage Association, Series 2006-65, Class TE
5.50% due 05/25/2035	2,065,000	2,195,057
Federal National Mortgage Association, Series 2006-84, Class MP
5.50% due 08/25/2035	5,700,000	6,065,661
First Horizon Alternative Mortgage Securities, Series 2006-RE1, Class A1
5.50% due 05/25/2035	1,578,410	1,011,663
Global Tower Partners Acquisition LLC, Series 2007-1A, Class G
7.8737% due 05/15/2037 (f)	565,000	503,335
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A2
0.6256% due 10/25/2045 (b)	1,832,127	603,550
Greenpoint Mortgage Funding Trust, Series 2006-AR1, Class A2A
0.6356% due 02/25/2036 (b)	1,106,629	327,248
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
6.116% due 07/10/2038 (b)	3,310,000	2,890,406
Harborview Mortgage Loan Trust, Series 2005-8, Class 1X
3.0457% IO due 09/19/2035	10,970,925	378,840
Harborview Mortgage Loan Trust, Series 2006-SB1, Class A1A
1.9008% due 12/19/2036 (b)	1,996,945	686,573
Harborview Mortgage Loan Trust, Series 2007-3, Class ES
0.35% due 05/19/2047	26,666,153	108,331
Harborview Mortgage Loan Trust, Series 2007-4, Class ES
0.35% due 07/19/2047	27,250,121	119,219
Harborview Mortgage Loan Trust, Series 2007-6, Class ES
0.3425% due 08/19/2037 (f)	20,077,970	81,567
Harborview NIM Corp., Series 2007-3A, Class N1
6.654% due 05/19/2037 (f)	12,135	61
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X
3.1143% IO due 10/25/2036	29,546,581	886,397
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 2X
2.8201% IO due 10/25/2036	32,278,690	768,233
Luminent Mortgage Trust, Series 2006-1, Class X
3.3266% IO due 04/25/2036	8,784,973	175,699
Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A
6.11% due 10/25/2034 (b)	2,130,201	1,972,921
Residential Accredit Loans, Inc., Series 2007-QS10, Class A1
6.50% due 09/25/2037	1,684,084	1,043,079
Residential Accredit Loans, Inc., Series 2007-QS11, Class A1
7.00% due 10/25/2037	1,408,999	896,036
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036 (f)	525,000	514,500
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036 (f)	780,000	764,400
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class X
2.3509% IO due 10/25/2045	65,793,893	1,398,120
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class B1
0.8656% due 10/25/2045 (b)	1,948,999	202,894
WAMU Mortgage Pass Through Certificates, Series 2005-AR6, Class B1
0.8656% due 04/25/2045 (b)	3,179,051	304,119
WAMU Mortgage Pass Through Certificates, Series 2007-OA5, Class 1XPP
0.9551% IO due 06/25/2017	62,944,624	491,755
WAMU Mortgage Pass Through Certificates, Series 2007-OA6, Class 1XPP
0.896% IO due 07/25/2047	36,849,971	259,103
Washington Mutual Mortgage Pass Through Certificates, Series 2007-OA4, Class XPPP
0.8977% IO due 04/25/2047	26,441,573	181,786
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1
6.0272% due 09/25/2036 (b)	1,979,581	1,435,134

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $59,204,775)		$59,829,658

ASSET BACKED SECURITIES - 0.72%
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1
7.629% due 04/27/2037 (f)	1,475,000	914,500
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2
5.261% due 04/25/2037 (f)	2,155,000	1,752,910
Lehman XS Trust, Series 2005-5N, Class 3A2
0.6256% due 11/25/2035 (b)	509,730	139,646

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Strategic Income Fund (continued)
	Shares or Principal Amount		Value

ASSET BACKED SECURITIES
(continued)
Lehman XS Trust, Series 2006-2N, Class 1A2
0.6056% due 02/25/2046 (b)		$1,965,869	$418,457

TOTAL ASSET BACKED SECURITIES (Cost $4,805,347)			$3,225,513

SUPRANATIONAL OBLIGATIONS - 5.85%
Supranational - 5.85%
Council of Europe Development Bank
5.25% due 05/27/2013	AUD	2,760,000	2,290,508
European Investment Bank
6.25% due 04/15/2014	GBP	930,000	1,716,021
European Investment Bank, EMTN
7.00% due 01/18/2012	NZD	2,550,000	1,836,472
Instituto de Credito Oficial, EMTN
5.00% due 12/07/2009	GBP	1,680,000	2,765,951
Inter-American Development Bank, Series INTL
7.25% due 05/24/2012	NZD	9,930,000	7,227,255
Inter-American Development Bank, Series MPLE
4.25% due 12/02/2012	CAD	495,000	478,663
Inter-American Development Bank, Series MTN
5.375% due 05/27/2014	AUD	5,050,000	4,160,584
International Bank for Reconstruction & Development
5.375% due 12/15/2014	NZD	5,410,000	3,646,231
International Finance Corp., MTN
7.50% due 02/28/2013	AUD	2,515,000	2,246,063

			26,367,748

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $25,989,860)			$26,367,748

COMMON STOCKS - 0.99%
Advertising - 0.00%
Vertis Holdings, Inc. *		325	0
Broadcasting - 0.41%
Sirius XM Radio, Inc. *		2,757,406	1,857,113
Containers & Glass - 0.06%
Pactiv Corp. *		10,680	265,398
Retail Trade - 0.49%
CVS Caremark Corp.		59,000	2,213,680
Telecommunications Equipment &
Services - 0.03%
Chunghwa Telecom Company, Ltd., ADR		6,409	109,587

TOTAL COMMON STOCKS (Cost $5,573,915)			$4,445,778

TERM LOANS - 3.08%
Air Travel - 0.82%
Delta Airlines, Inc.
3.5256% due 04/30/2014 (b)		3,462,878	2,645,393
US Airways Group, Inc.
2.7628% due 03/23/2014 (b)		1,946,667	1,048,280

			3,693,673

Auto Parts - 0.52%
Lear Corp.
0.00% due 04/25/2012 (b)(m)		2,903,594	2,358,125
Healthcare Products - 0.12%
Bausch & Lomb, Inc.
4.781% due 04/11/2015 (b)	EUR	403,850	$539,879
Leisure Time - 0.40%
Great Canadian Gaming Corp.
1.9544% due 02/07/2014 (b)		$1,316,250	1,155,009
Greektown Holdings LLC
9.75% due 09/09/2009 (b)		279,505	273,915
9.75% due 09/09/2009 (b)		367,391	360,044

			1,788,968

Publishing - 0.81%
Dex Media West LLC
0.00% due 10/24/2014 (b)(m)		940,000	794,300
Idearc, Inc.
3.220% due 11/17/2014 ^ (b)		5,032,236	2,310,637
Quebecor World Capital Corp.
9.00% due 07/10/2012 (b)		565,000	560,762

			3,665,699

Retail - 0.41%
Michaels Stores, Inc.
2.5625% due 10/31/2013 (b)		2,078,967	1,834,040

TOTAL TERM LOANS (Cost $12,712,885)			$13,880,384

OPTIONS - 0.06%
Call Options - 0.05%
Comcast Corp.
Expiration 01/16/2010 at $25.00 *		26,000,000	13,000
Over The Counter Purchase Call on the EUR vs.USD
Expiration 01/29/2010 at $1.25 *		23,750,000	77,971
Over The Counter Purchase Call on the USD vs.CAD
Expiration 02/26/2010 at $1.30 *		10,700,000	35,866
Expiration 04/20/2010 at $1.30 *		10,450,000	49,878
Expiration 10/09/2009 at $1.30 *		9,500,000	9
Over The Counter Purchase Call on the USD vs. JPY
Expiration 09/30/2009 at $100.00 *		20,000,000	20,920
Expiration 03/12/2010 at $110.00 *		19,000,000	28,880
Expiration 04/01/2010 at $115.00 *		18,700,000	10,996

			237,520

Put Options - 0.01%
Over The Counter Purchase Call on the EUR vs. USD
Expiration 12/02/2009 at $1.292 *		19,000,000	53,224

TOTAL OPTIONS (Cost $2,542,095)			$290,744

SHORT TERM INVESTMENTS - 0.62%
Federal Home Loan Bank Discount Notes
0.08% due 09/01/2009		$2,800,000	$2,800,000

TOTAL SHORT TERM INVESTMENTS (Cost $2,800,000)			$2,800,000

Total Investments (Strategic Income Fund) (Cost $457,514,161) - 100.44%			$452,495,268
Other assets and liabilities, net - (0.44)%			(2,003,654)

TOTAL NET ASSETS - 100.00%			$450,491,614

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 24.01%
U.S. Treasury Bonds - 6.96%
2.75% due 10/31/2013	$22,420,000	$23,050,673
3.50% due 02/15/2039	500,000	420,781
4.375% due 02/15/2038	2,000	2,063
4.50% due 05/15/2038	4,005,000	4,217,766
5.25% due 02/15/2029	1,875,000	2,147,167
7.875% due 02/15/2021	900,000	1,236,937

		31,075,387

U.S. Treasury Notes - 17.05%
0.875% due 02/28/2011 to 04/30/2011	22,300,000	22,352,527
1.125% due 06/30/2011	11,700,000	11,752,100
1.50% due 10/31/2010 to 07/15/2012	17,450,000	17,522,347
1.75% due 01/31/2014 to 03/31/2014	9,520,000	9,322,947
1.875% due 02/28/2014 to 04/30/2014	1,900,000	1,869,555
2.75% due 02/15/2019	4,580,000	4,335,616
3.125% due 05/15/2019	1,000,000	951,250
3.25% due 07/31/2016	1,000,000	995,156
3.75% due 11/15/2018	6,868,000	7,052,578

		76,154,076

TOTAL U.S. TREASURY OBLIGATIONS (Cost $107,431,816)		$107,229,463

U.S. GOVERNMENT AGENCY OBLIGATIONS - 46.43%
Federal Farm Credit Bank - 0.37%
3.875% due 10/07/2013	775,000	815,170
4.875% due 12/16/2015	780,000	843,398

		1,658,568

Federal Home Loan Bank - 1.78%
1.625% due 07/27/2011	2,600,000	2,623,023
3.875% due 01/15/2010 to 06/14/2013	4,030,000	4,223,905
5.00% due 11/17/2017	1,020,000	1,102,750

		7,949,678

Federal Home Loan Mortgage Corp. - 14.74%
3.75% due 06/28/2013	1,950,000	2,063,279
3.875% due 06/29/2011	2,000,000	2,105,504
4.00% due 04/01/2039	1,801,581	1,761,820
4.125% due 09/27/2013	2,500,000	2,682,295
4.50% due 07/01/2023 to 03/01/2039	8,435,146	8,588,190
5.00% due 07/01/2035 to 07/01/2039	13,536,165	13,943,773
5.50% due 08/23/2017 to 11/01/2038	15,753,828	16,532,955
6.00% due 06/01/2035 to 10/01/2038	10,840,010	11,466,135
6.25% due 07/15/2032	150,000	180,491
6.50% due 08/01/2038	2,402,593	2,565,707
6.75% due 09/15/2029	2,100,000	2,592,131
7.00% due 11/01/2037	1,224,818	1,331,750

		65,814,030

Federal National Mortgage
Association - 23.95%
1.375% due 04/28/2011	1,100,000	1,108,133
3.25% due 04/09/2013 (a)	4,000,000	4,195,508
3.875% due 07/12/2013	2,000,000	2,131,416
4.00% due 07/01/2018 to 06/01/2019	242,171	250,598
4.375% due 10/15/2015	2,000,000	2,132,960
4.50% due 04/01/2018 to 06/01/2039	10,954,071	11,138,048
4.632% due 01/01/2035 (b)	939,959	964,232
4.834% due 04/01/2036 (b)	1,555,373	1,622,042
4.925% due 07/01/2034 (b)	1,969,098	2,077,188
5.00% due 05/01/2019 to 03/01/2037	17,781,152	18,409,162
5.041% due 09/01/2037 (b)	2,104,850	2,218,552
5.50% due 09/01/2017 to 01/01/2037	24,718,818	25,917,113
5.50% due 05/01/2036 (b)	468,783	494,340
5.681% due 04/01/2037 (b)	2,097,251	2,227,018
5.886% due 04/01/2037 (b)	1,998,507	2,118,575
6.00% due 08/01/2023 to 08/01/2036	15,380,037	16,313,623
5.997% due 10/01/2037 (b)	1,461,576	1,551,553
6.125% due 03/15/2012	500,000	557,979
6.50% due 07/01/2031 to 10/01/2038	6,991,188	7,508,023
6.625% due 11/15/2030	2,000,000	2,512,452
7.00% due 10/01/2038	1,203,711	1,314,443
7.25% due 05/15/2030	150,000	200,821

		106,963,779

Government National Mortgage
Association - 5.35%
4.50% due 06/15/2023 to 07/20/2039	4,915,696	4,975,589
5.00% due 11/20/2038 to 08/15/2039	4,936,132	5,090,891
5.50% due 08/15/2023 to 08/20/2039	6,604,103	6,920,687
6.00% due 07/15/2038 to 10/15/2038	4,851,079	5,129,068
6.50% due 10/20/2038	1,661,753	1,767,819

		23,884,054

Tennessee Valley Authority - 0.16%
6.75% due 11/01/2025	580,000	698,709
The Financing Corp. - 0.08%
8.60% due 09/26/2019	265,000	352,843

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $198,807,378)		$207,321,661

FOREIGN GOVERNMENT OBLIGATIONS - 1.59%
Austria - 0.09%
Government of Austria
5.00% due 05/19/2014 (f)	364,000	390,120
Brazil - 0.31%
Federative Republic of Brazil
5.875% due 01/15/2019	720,000	743,400
6.00% due 01/17/2017	400,000	418,000
7.125% due 01/20/2037	220,000	243,100

		1,404,500

Canada - 0.59%
Government of Canada
5.00% due 02/15/2012	160,000	166,020
5.125% due 01/26/2017	245,000	258,777
5.20% due 02/21/2017	200,000	212,689
6.50% due 01/15/2026	260,000	303,732
7.50% due 07/15/2023	200,000	248,170
7.50% due 09/15/2029	405,000	530,106
Export Development Canada
3.50% due 05/16/2013	240,000	249,381
Province of Ontario
4.50% due 02/03/2015	500,000	537,228

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Canada (continued)
Province of Saskatchewan
8.00% due 02/01/2013	$115,000	$131,737

		2,637,840

Israel - 0.09%
Government of Israel
5.125% due 03/26/2019	210,000	210,370
5.50% due 09/18/2023	195,000	210,879

		421,249

Italy - 0.22%
Republic of Italy
6.875% due 09/27/2023	815,000	977,102
Mexico - 0.29%
Government of Mexico
5.95% due 03/19/2019	1,111,000	1,128,776
9.875% due 02/01/2010	150,000	155,400

		1,284,176

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $7,041,912)		$7,114,987

CORPORATE BONDS - 21.63%
Aerospace - 0.36%
Boeing Company
8.75% due 09/15/2031	275,000	371,779
General Dynamics Corp.
5.25% due 02/01/2014	265,000	288,656
Northrop Grumman Corp.
7.75% due 03/01/2016	225,000	263,577
United Technologies Corp.
5.375% due 12/15/2017	285,000	310,345
6.125% due 02/01/2019	350,000	392,493

		1,626,850

Agriculture - 0.10%
Archer-Daniels-Midland Company
7.00% due 02/01/2031	150,000	175,372
Cargill, Inc.
7.35% due 03/06/2019 (f)	250,000	284,884

		460,256

Aluminum - 0.12%
Alcoa, Inc.
5.72% due 02/23/2019	20,000	17,690
6.75% due 07/15/2018	325,000	316,533
Rio Tinto Alcan, Inc.
6.125% due 12/15/2033	240,000	219,518

		553,741

Automobiles - 0.07%
DaimlerChrysler NA Holding Corp.
5.875% due 03/15/2011	285,000	296,600
Banking - 2.28%
Bank of America Corp.
2.10% due 04/30/2012	540,000	545,796
3.125% due 06/15/2012	350,000	363,515
5.42% due 03/15/2017	300,000	274,604
6.50% due 08/01/2016	200,000	206,098
Bank of America Corp. (continued)
7.80% due 02/15/2010	333,000	341,462
Bank of New York Mellon Corp.
6.375% due 04/01/2012	75,000	78,795
Bank of New York Mellon Corp., MTN
4.50% due 04/01/2013	435,000	459,558
Bank One Corp.
7.875% due 08/01/2010	485,000	512,907
Barclays Bank PLC
5.45% due 09/12/2012	290,000	310,403
BB&T Corp.
5.20% due 12/23/2015	290,000	294,121
Deutsche Bank AG
4.875% due 05/20/2013	575,000	607,555
Deutsche Bank AG/London
3.875% due 08/18/2014	380,000	382,029
Eksportfinans A/S
5.50% due 06/26/2017	200,000	210,201
HSBC Holdings PLC
6.50% due 09/15/2037	580,000	599,832
Keycorp, MTN
6.50% due 05/14/2013	305,000	310,617
Kreditanstalt fuer Wiederaufbau
3.25% due 03/15/2013	780,000	799,928
4.375% due 03/15/2018	480,000	500,625
5.125% due 03/14/2016	450,000	495,528
Landwirtschaftliche Rentenbank
3.875% due 03/15/2010	360,000	366,605
5.125% due 02/01/2017	210,000	227,100
Oesterreichische Kontrollbank AG
2.875% due 03/15/2011	190,000	195,378
4.875% due 02/16/2016	329,000	344,556
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	300,000	271,331
State Street Corp.
2.15% due 04/30/2012	215,000	217,923
SunTrust Banks, Inc.
6.00% due 09/11/2017	290,000	279,796
UBS AG/Stamford Branch, MTN
5.75% due 04/25/2018	520,000	510,858
Union Bank of California, N.A.
5.95% due 05/11/2016	250,000	243,846
US Bank NA, BKNT
6.375% due 08/01/2011	200,000	216,427

		10,167,394

Broadcasting - 0.24%
British Sky Broadcasting Group PLC
9.50% due 11/15/2018 (f)	280,000	359,251
CBS Corp.
8.875% due 05/15/2019	200,000	215,104
Discovery Communications LLC
5.625% due 08/15/2019	160,000	163,606
News America, Inc.
6.65% due 11/15/2037	335,000	344,496

		1,082,457

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Building Materials & Construction - 0.02%
CRH America, Inc.
8.125% due 07/15/2018	$100,000	$107,531
Cable & Television - 0.80%
Comcast Cable Communications
8.875% due 05/01/2017	190,000	227,119
Comcast Corp.
5.70% due 07/01/2019	190,000	200,500
6.50% due 11/15/2035	435,000	464,457
COX Communications, Inc.
9.375% due 01/15/2019 (f)	95,000	121,093
Rogers Cable, Inc.
7.875% due 05/01/2012	265,000	296,878
TCI Communications, Inc.
7.125% due 02/15/2028	308,000	326,790
Time Warner Companies, Inc.
7.25% due 10/15/2017	300,000	338,350
Time Warner Entertainment Company LP
8.375% due 07/15/2033	450,000	541,926
Time Warner, Inc.
6.75% due 04/15/2011	345,000	366,775
7.625% due 04/15/2031	120,000	131,780
Viacom, Inc.
6.25% due 04/30/2016	345,000	370,130
7.875% due 07/30/2030	225,000	203,254

		3,589,052

Cellular Communications - 0.32%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	290,000	314,602
Verizon Wireless Capital LLC
7.375% due 11/15/2013 (f)	330,000	378,270
Vodafone Group PLC
5.375% due 01/30/2015	515,000	541,949
5.45% due 06/10/2019	205,000	213,315

		1,448,136

Chemicals - 0.19%
Agrium, Inc.
6.75% due 01/15/2019	250,000	265,083
E.I. Du Pont de Nemours & Company
5.75% due 03/15/2019	260,000	283,909
5.875% due 01/15/2014	265,000	293,778

		842,770

Chemicals-Diversified - 0.06%
Dow Chemical Company
5.70% due 05/15/2018	140,000	131,305
5.90% due 02/15/2015	150,000	149,734

		281,039

Computers & Business Equipment - 0.35%
Cisco Systems, Inc.
5.25% due 02/22/2011	150,000	158,709
Dell, Inc.
4.70% due 04/15/2013	225,000	236,112
Hewlett-Packard Company
4.75% due 06/02/2014	240,000	256,908
International Business Machines Corp.
6.50% due 10/15/2013	665,000	758,906
Pitney Bowes, Inc.
6.25% due 03/15/2019	120,000	132,990

		1,543,625

Cosmetics & Toiletries - 0.15%
Kimberly-Clark Corp.
7.50% due 11/01/2018	240,000	298,040
Procter & Gamble Company
4.60% due 01/15/2014	345,000	370,439

		668,479

Crude Petroleum & Natural Gas - 0.24%
Anadarko Finance Company, Series B
6.75% due 05/01/2011	360,000	381,987
Apache Corp.
6.00% due 09/15/2013	200,000	219,917
Petrobras International Finance Company
8.375% due 12/10/2018	265,000	308,725
XTO Energy, Inc.
5.50% due 06/15/2018	169,000	174,086

		1,084,715

Domestic Oil - 0.18%
Devon Financing Corp.
6.875% due 09/30/2011	240,000	261,894
Marathon Oil Corp.
6.00% due 10/01/2017	275,000	284,836
Valero Energy Corp.
6.125% due 06/15/2017	275,000	274,515

		821,245

Electrical Equipment - 0.05%
Emerson Electric Company
4.875% due 10/15/2019	215,000	224,507
Electrical Utilities - 1.82%
Carolina Power & Light Company
5.30% due 01/15/2019	145,000	154,910
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	240,000	269,683
Consolidated Edison Company of New York, Inc.
7.125% due 12/01/2018	265,000	311,600
Constellation Energy Group, Inc.
7.60% due 04/01/2032	58,000	60,339
Dominion Resources, Inc.
5.00% due 03/15/2013	262,000	273,269
5.20% due 08/15/2019	310,000	319,686
Duke Energy Carolinas
5.625% due 11/30/2012	300,000	328,750
Duke Energy Carolinas, Series C
7.00% due 11/15/2018	270,000	320,346
E.ON International Finance BV
5.80% due 04/30/2018 (f)	385,000	410,554
Enel Finance International SA
6.25% due 09/15/2017 (f)	144,000	157,770
Entergy Texas, Inc.
7.125% due 02/01/2019	135,000	148,881
Exelon Corp.
6.75% due 05/01/2011	650,000	694,866

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
FirstEnergy Corp.
6.45% due 11/15/2011	$134,000	$143,379
7.375% due 11/15/2031	250,000	275,986
FirstEnergy Solutions Corp.
6.05% due 08/15/2021 (f)	150,000	151,635
FPL Group Capital, Inc.
7.875% due 12/15/2015	265,000	320,875
Georgia Power Company
5.95% due 02/01/2039	265,000	287,004
Hydro-Quebec, Series HY
8.40% due 01/15/2022	50,000	62,107
Hydro-Quebec, Series JL
6.30% due 05/11/2011	400,000	433,434
Indiana Michigan Power Company
6.05% due 03/15/2037	295,000	303,672
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (f)	170,000	179,420
Oncor Electric Delivery Company
7.50% due 09/01/2038	140,000	175,921
Pacific Gas & Electric Company
6.25% due 12/01/2013	355,000	395,544
Progress Energy, Inc.
7.10% due 03/01/2011	146,000	155,281
Public Service Electric & Gas Company
6.33% due 11/01/2013	355,000	393,714
San Diego Gas & Electric Company, Series FFF
6.125% due 09/15/2037	160,000	182,122
Scottish Power PLC
4.91% due 03/15/2010	130,000	132,359
Southern California Edison Company, Series 05-E
5.35% due 07/15/2035	345,000	353,085
Southwestern Public Service Company, Series G
8.75% due 12/01/2018	155,000	192,365
Virginia Electric and Power Company
8.875% due 11/15/2038	190,000	263,661
Wisconsin Electric Power Company
6.00% due 04/01/2014	230,000	255,249

		8,107,467

Energy - 0.32%
CalEnergy Company, Inc.
8.48% due 09/15/2028	365,000	472,620
DTE Energy Company
6.35% due 06/01/2016	215,000	220,283
Enbridge Energy Partners LP
9.875% due 03/01/2019	345,000	426,787
KeySpan Corp.
8.00% due 11/15/2030	265,000	304,188

		1,423,878

Financial Services - 5.44%
Abbey National PLC
7.95% due 10/26/2029	200,000	202,300
Allied Capital Corp.
6.625% due 07/15/2011	240,000	162,503
American Express Bank FSB, BKNT
6.00% due 09/13/2017	405,000	399,632
American Express Bank FSB, GMTN
3.15% due 12/09/2011	205,000	213,046
American Express Credit Corp., Series C
7.30% due 08/20/2013	240,000	263,063
Bear Stearns Companies, Inc.
7.25% due 02/01/2018	635,000	724,131
BP Capital Markets PLC
5.25% due 11/07/2013	220,000	240,878
Capital One Financial Corp.
7.375% due 05/23/2014	290,000	316,345
Capital One Financial Corp., MTN
5.70% due 09/15/2011	250,000	257,963
Caterpillar Financial Services Corp.
6.125% due 02/17/2014	260,000	286,296
Citigroup, Inc.
2.125% due 04/30/2012	560,000	566,373
2.875% due 12/09/2011	210,000	216,721
5.50% due 04/11/2013	345,000	343,395
5.875% due 02/22/2033	575,000	436,693
6.125% due 11/21/2017	833,000	785,813
8.50% due 05/22/2019	190,000	207,685
Credit Suisse First Boston USA, Inc.
4.875% due 01/15/2015	345,000	360,073
6.50% due 01/15/2012	510,000	552,754
Discover Financial Services
10.25% due 07/15/2019	300,000	328,576
Dresdner Bank AG
7.25% due 09/15/2015	220,000	207,064
FleetBoston Financial Corp.
6.70% due 07/15/2028	317,000	290,203
General Electric Capital Corp.
2.20% due 06/08/2012	290,000	293,998
3.00% due 12/09/2011	350,000	362,173
6.125% due 02/22/2011	510,000	539,027
6.75% due 03/15/2032	635,000	629,898
General Electric Capital Corp., MTN
5.625% due 09/15/2017	640,000	641,407
6.875% due 01/10/2039	290,000	287,615
General Electric Capital Corp., Series GMTN
6.00% due 08/07/2019	150,000	151,137
Goldman Sachs Group, Inc.
3.25% due 06/15/2012	315,000	328,492
5.50% due 11/15/2014	690,000	722,482
6.125% due 02/15/2033	345,000	360,167
6.15% due 04/01/2018	515,000	543,624
6.875% due 01/15/2011	515,000	549,511
7.50% due 02/15/2019	360,000	414,466
HSBC Finance Corp.
8.00% due 07/15/2010	610,000	639,939
International Lease Finance Corp., MTN
5.45% due 03/24/2011	100,000	87,971
Japan Finance Corp. Municipal Enterprises, DTC
4.625% due 04/21/2015	100,000	104,656
John Deere Capital Corp., MTN
4.95% due 12/17/2012	480,000	515,708
JPMorgan Chase & Company
3.125% due 12/01/2011	350,000	363,406
4.75% due 05/01/2013	350,000	370,298
6.40% due 05/15/2038	345,000	380,979
6.75% due 02/01/2011	428,000	455,586

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
MBNA Corp.
5.00% due 06/15/2015	$400,000	$390,144
Merrill Lynch & Company, Inc.
5.45% due 07/15/2014	575,000	577,629
6.875% due 11/15/2018	325,000	331,953
7.75% due 05/14/2038	345,000	366,349
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018	260,000	265,481
Morgan Stanley
2.25% due 03/13/2012	200,000	203,513
3.25% due 12/01/2011	350,000	364,370
6.75% due 04/15/2011	550,000	584,921
7.30% due 05/13/2019	350,000	389,771
Morgan Stanley, MTN
5.95% due 12/28/2017	560,000	572,614
PNC Funding Corp.
2.30% due 06/22/2012	345,000	350,455
5.625% due 02/01/2017	200,000	197,762
6.70% due 06/10/2019	190,000	208,121
SLM Corp.
4.50% due 07/26/2010	290,000	277,450
Toyota Motor Credit Corp.
5.45% due 05/18/2011	240,000	251,291
Wells Fargo & Company
3.00% due 12/09/2011	350,000	362,650
5.00% due 11/15/2014	290,000	297,930
5.625% due 12/11/2017	515,000	539,603
6.375% due 08/01/2011	590,000	627,322
Wells Fargo Bank NA
5.95% due 08/26/2036	485,000	483,072
6.45% due 02/01/2011	500,000	523,105

		24,269,553

Food & Beverages - 0.99%
Anheuser-Busch InBev Worldwide, Inc.
6.875% due 11/15/2019 (f)	300,000	335,574
7.75% due 01/15/2019 (f)	290,000	339,559
Bottling Group LLC
5.125% due 01/15/2019	290,000	307,125
Coca-Cola Enterprises, Inc.
8.50% due 02/01/2022	255,000	337,899
ConAgra Foods, Inc.
5.819% due 06/15/2017	25,000	26,746
9.75% due 03/01/2021	140,000	181,102
Diageo Capital PLC
7.375% due 01/15/2014	240,000	277,250
General Mills, Inc.
5.65% due 02/15/2019	215,000	232,309
Kellogg Company, Series B
6.60% due 04/01/2011	345,000	370,550
Kraft Foods, Inc.
6.75% due 02/19/2014	470,000	533,406
Kroger Company
6.40% due 08/15/2017	210,000	232,036
PepsiCo, Inc.
7.90% due 11/01/2018	195,000	245,929
Ralcorp Holdings, Inc.
6.625% due 08/15/2039 (f)	210,000	217,402
SABMiller PLC
6.50% due 07/15/2018 (f)	200,000	217,526
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (f)	260,000	244,198
Tesco PLC
6.15% due 11/15/2037 (f)	82,000	87,330
Unilever Capital Corp.
7.125% due 11/01/2010	200,000	214,272

		4,400,213

Gas & Pipeline Utilities - 0.41%
DCP Midstream LLC
9.70% due 12/01/2013 (f)	270,000	309,728
9.75% due 03/15/2019 (f)	240,000	285,324
Kinder Morgan Energy Partners LP
5.625% due 02/15/2015	110,000	116,371
5.85% due 09/15/2012	225,000	240,434
7.30% due 08/15/2033	30,000	31,649
9.00% due 02/01/2019	175,000	211,422
ONEOK Partners LP
6.65% due 10/01/2036	245,000	251,727
TEPPCO Partners LP
6.65% due 04/15/2018	110,000	118,580
Texas Eastern Transmission LP
6.00% due 09/15/2017 (f)	70,000	75,302
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	200,000	206,468

		1,847,005

Healthcare Products - 0.19%
Baxter International, Inc.
5.90% due 09/01/2016	145,000	161,934
Covidien International Finance SA
6.00% due 10/15/2017	287,000	315,965
Johnson & Johnson
5.85% due 07/15/2038	245,000	272,592
St. Jude Medical, Inc.
4.875% due 07/15/2019	100,000	102,159

		852,650

Healthcare Services - 0.15%
UnitedHealth Group, Inc.
4.875% due 03/15/2015	515,000	524,826
WellPoint, Inc.
6.375% due 06/15/2037	120,000	123,074

		647,900

Holdings Companies/Conglomerates - 0.12%
General Electric Company
5.00% due 02/01/2013	525,000	555,204
Hotels & Restaurants - 0.06%
McDonald’s Corp., MTN
5.00% due 02/01/2019	145,000	153,358
Yum! Brands, Inc.
6.25% due 03/15/2018	95,000	102,822

		256,180

Household Products - 0.06%
Clorox Company
5.95% due 10/15/2017	260,000	281,706

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrial Machinery - 0.12%
Cameron International Corp.
7.00% due 07/15/2038	$100,000	$103,407
Caterpillar, Inc.
7.90% due 12/15/2018	265,000	321,931
Roper Industries, Inc.
6.25% due 09/01/2019	100,000	101,483

		526,821

Insurance - 0.86%
Aegon Funding Corp.
5.75% due 12/15/2020	145,000	132,067
Aetna, Inc.
6.00% due 06/15/2016	290,000	301,155
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	320,000	308,678
Allstate Corp.
5.95% due 04/01/2036	270,000	273,541
AON Corp.
8.205% due 01/01/2027	210,000	193,200
AXA SA
8.60% due 12/15/2030	140,000	143,652
Berkshire Hathaway Finance Corp.
5.40% due 05/15/2018 (f)	290,000	309,738
Chubb Corp.
5.75% due 05/15/2018	100,000	108,510
Hartford Financial Services Group, Inc.
5.95% due 10/15/2036	135,000	98,944
ING Security Life Institutional Funding
4.25% due 01/15/2010 (f)	380,000	374,614
Lincoln National Corp.
7.00% until 05/17/2016, then variable
due 05/17/2066	30,000	19,800
5.65% due 08/27/2012	145,000	147,739
Marsh & McLennan Companies, Inc.
5.75% due 09/15/2015	290,000	298,116
MetLife, Inc., Series A
6.817% due 08/15/2018	395,000	436,389
Prudential Financial, Inc.
4.75% due 04/01/2014	290,000	284,213
The St. Paul Companies, Inc.
5.50% due 12/01/2015	190,000	203,967
The Travelers Companies, Inc.
5.90% due 06/02/2019	190,000	209,251

		3,843,574

International Oil - 0.46%
Chevron Corp.
4.95% due 03/03/2019	215,000	228,391
ConocoPhillips Company
5.75% due 02/01/2019	270,000	290,163
EnCana Corp.
6.50% due 08/15/2034	345,000	372,131
Pemex Project Funding Master Trust
7.375% due 12/15/2014	180,000	197,916
Petro-Canada
5.95% due 05/15/2035	190,000	179,631
6.05% due 05/15/2018	325,000	336,720
Shell International Finance BV
6.375% due 12/15/2038	265,000	313,154
Talisman Energy, Inc.
6.25% due 02/01/2038	155,000	152,281

		2,070,387

Investment Companies - 0.11%
FIH Erhvervsbank A/S
2.45% due 08/17/2012 (f)	210,000	211,638
Xstrata Finance Canada, Ltd.
5.80% due 11/15/2016 (f)	290,000	278,747

		490,385

Leisure Time - 0.09%
Vivendi
5.75% due 04/04/2013 (f)	102,000	104,512
Walt Disney Company, MTN
5.625% due 09/15/2016	250,000	275,398

		379,910

Liquor - 0.07%
Brown-Forman Corp.
5.00% due 02/01/2014	290,000	307,143
Manufacturing - 0.33%
Harsco Corp.
5.75% due 05/15/2018	270,000	267,248
Honeywell International, Inc.
3.875% due 02/15/2014	220,000	228,519
Ingersoll-Rand Global Holding Company, Ltd.
6.875% due 08/15/2018	270,000	286,165
Snap-On, Inc.
6.125% due 09/01/2021	210,000	217,661
Stanley Works
6.15% due 10/01/2013	170,000	185,356
Tyco Electronics Group SA
6.55% due 10/01/2017	305,000	303,077

		1,488,026

Medical-Drugs - 0.21%
Abbott Laboratories
4.35% due 03/15/2014	350,000	365,352
Bristol-Myers Squibb Company
6.80% due 11/15/2026	140,000	170,111
GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014	370,000	391,116

		926,579

Medical-Hospitals - 0.07%
Howard Hughes Medical Institute
3.45% due 09/01/2014	210,000	212,977
Quest Diagnostics, Inc.
5.45% due 11/01/2015	90,000	93,152

		306,129

Metal & Metal Products - 0.07%
Amgen, Inc.
5.70% due 02/01/2019	145,000	159,509
Commercial Metals Company
7.35% due 08/15/2018	140,000	142,281

		301,790

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Mining - 0.03%
Rio Tinto Finance USA, Ltd.
6.50% due 07/15/2018	$110,000	$118,420
Oil & Gas Drilling - 0.16%
GlobalSantaFe Corp.
5.00% due 02/15/2013	275,000	288,906
Nabors Industries, Inc.
9.25% due 01/15/2019	290,000	340,351
Nexen, Inc.
6.20% due 07/30/2019	100,000	101,166

		730,423

Paper - 0.02%
International Paper Company
8.70% due 06/15/2038	100,000	102,883
Petroleum Services - 0.19%
Noble Holding International, Ltd.
7.375% due 03/15/2014	240,000	256,941
Tosco Corp.
8.125% due 02/15/2030	285,000	356,968
Weatherford International, Ltd.
5.50% due 02/15/2016	215,000	216,601

		830,510

Pharmaceuticals - 0.41%
AstraZeneca PLC
5.90% due 09/15/2017	300,000	333,364
Eli Lilly & Company
7.125% due 06/01/2025	220,000	272,547
Novartis Securities Investment, Ltd.
5.125% due 02/10/2019	210,000	222,630
Pharmacia Corp.
6.50% due 12/01/2018	290,000	335,822
Schering Plough Corp.
5.55% due 12/01/2013	240,000	261,807
Wyeth
5.50% due 03/15/2013	385,000	421,294

		1,847,464

Pipelines - 0.12%
Boardwalk Pipelines LP
5.75% due 09/15/2019	160,000	158,545
Enterprise Products Operating LLC
9.75% due 01/31/2014	175,000	210,656
Magellan Midstream Partners LP
6.55% due 07/15/2019	150,000	165,576

		534,777

Railroads & Equipment - 0.31%
Burlington Northern Santa Fe Corp.
7.00% due 02/01/2014	350,000	399,041
Canadian National Railway Company
6.375% due 10/15/2011	135,000	148,123
CSX Corp.
6.25% due 04/01/2015	205,000	227,131
7.375% due 02/01/2019	290,000	336,455
Union Pacific Corp.
6.625% due 02/01/2029	260,000	292,557

		1,403,307
Real Estate - 0.30%
Duke Realty LP
5.95% due 02/15/2017	72,000	64,790
Hospitality Properties Trust
7.875% due 08/15/2014	180,000	177,375
ProLogis
5.625% due 11/15/2016	60,000	52,233
7.625% due 08/15/2014	410,000	405,705
Realty Income Corp.
5.95% due 09/15/2016	135,000	128,794
Simon Property Group LP
5.875% due 03/01/2017	86,000	87,014
WEA Finance LLC
7.50% due 06/02/2014 (f)	390,000	418,957

		1,334,868

Retail - 0.12%
CVS Caremark Corp.
6.125% due 08/15/2016	305,000	336,667
CVS Pass-Through Trust
8.353% due 07/10/2031 (f)	169,772	177,412

		514,079

Retail Trade - 0.50%
Home Depot, Inc.
4.625% due 08/15/2010	265,000	273,095
Safeway, Inc.
6.35% due 08/15/2017	155,000	170,409
Target Corp.
6.50% due 10/15/2037	220,000	239,273
7.50% due 08/15/2010	135,000	143,293
Walgreen Company
5.25% due 01/15/2019	290,000	311,042
Wal-Mart Stores, Inc.
4.125% due 02/01/2019	265,000	264,491
6.20% due 04/15/2038	386,000	430,710
7.55% due 02/15/2030	300,000	388,885

		2,221,198

Sanitary Services - 0.05%
Allied Waste North America, Inc.
6.875% due 06/01/2017	200,000	208,500
Software - 0.14%
Microsoft Corp.
2.95% due 06/01/2014	200,000	201,229
Oracle Corp.
5.75% due 04/15/2018	380,000	417,011

		618,240

Steel - 0.03%
ArcelorMittal
5.375% due 06/01/2013	140,000	141,096
Supranational - 0.06%
Development Bank of Japan, Series DTC
5.125% due 02/01/2017	100,000	107,808
Svensk Exportkredit AB, GMTN
4.875% due 09/29/2011	165,000	175,030

		282,838

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services - 0.59%
Deutsche Telekom International Finance BV
8.75 due 06/15/2030	$365,000	$485,711
France Telecom SA
8.50% due 03/01/2031	290,000	392,831
SBC Communications, Inc.
5.625% due 06/15/2016	200,000	216,033
Verizon Communications, Inc.
5.25% due 04/15/2013	275,000	296,440
6.10% due 04/15/2018	435,000	472,866
7.375% due 09/01/2012	250,000	283,589
Verizon Global Funding Corp.
7.25% due 12/01/2010	435,000	463,302

		2,610,772

Telephone - 0.76%
Ameritech Capital Funding
6.875% due 10/15/2027	138,000	141,561
AT&T, Inc.
6.30% due 01/15/2038	400,000	419,939
6.70% due 11/15/2013	270,000	305,825
BellSouth Corp.
6.875% due 10/15/2031	405,000	443,629
British Telecommunications PLC
5.95% due 01/15/2018	160,000	162,928
9.625% due 12/15/2030	160,000	201,196
Telecom Italia Capital SA
5.25% due 11/15/2013	460,000	481,276
7.721% due 06/04/2038	200,000	233,499
Telefonica Europe BV
8.25% due 09/15/2030	325,000	425,129
Verizon Communications, Inc.
6.90% due 04/15/2038	510,000	583,601

		3,398,583

Tobacco - 0.25%
Altria Group, Inc.
8.50% due 11/10/2013	255,000	294,865
9.25% due 08/06/2019	425,000	512,941
Philip Morris International, Inc.
6.875% due 03/17/2014	270,000	308,297

		1,116,103

Trucking & Freight - 0.04%
FedEx Corp.
8.00% due 01/15/2019	145,000	173,598
Utility Service - 0.07%
Pacificorp
6.00% due 01/15/2039	290,000	320,778

TOTAL CORPORATE BONDS (Cost $89,374,079)		$96,589,334

MUNICIPAL BONDS - 0.31%
California - 0.10%
State of California
7.50% due 04/01/2034	200,000	212,124
University of California
5.77% due 05/15/2043	220,000	228,375

		440,499
District of Columbia - 0.02%
Metropolitan Washington Airports Authority
7.462% due 10/01/2046	100,000	108,047
Illinois - 0.06%
Illinois State, Taxable Pension
5.10% due 06/01/2033	285,000	257,777
New York - 0.05%
New York State Dormitory Authority
5.628% due 03/15/2039	210,000	216,210
North Carolina - 0.04%
North Carolina Turnkpike Authority
6.70% due 01/01/2039	170,000	184,979
Texas - 0.04%
State of Texas
5.517% due 04/01/2039	160,000	164,179

TOTAL MUNICIPAL BONDS (Cost $1,325,180)		$1,371,691

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.95%
Banc of America Commercial Mortgage Inc, Series 2006-4, Class A4
5.634% due 07/10/2046	410,000	367,962
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3
4.128% due 07/10/2042	261,804	262,804
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4
5.889% due 07/10/2044	700,000	577,457
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4
5.9029% due 09/11/2038 (b)	260,000	243,984
CS First Boston Mortgage Securities Corp, Series 2005-C3, Class A3
4.645% due 07/15/2037	340,000	342,053
GE Capital Commercial Mortgage Corp, Series 2005-C1, Class A3
4.578% due 06/10/2048	540,000	528,520
GE Capital Commercial Mortgage Corp., Series 2004-C3, Class A2
4.433% due 07/10/2039	580,636	585,742
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A2
4.353% due 06/10/2048	972,808	971,938
GMAC Commercial Mortgage Securities, Inc.,Series 2003-C3, Class A4
5.023% due 04/10/2040	1,020,000	1,009,254
GS Mortgage Securities Corp II, Series 2007-GG10, Class A4
5.9994% due 08/10/2045 (b)	1,105,000	863,840
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2005-CB13, Class A3A1
5.4573% due 01/12/2043 (b)	440,000	421,452
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2006-LDP8, Class AM
5.44% due 05/15/2045	210,000	149,255
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2004-CBX, Class A6
4.899% due 01/12/2037	540,000	501,254

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Bond Market Fund (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB14, Class A3A
5.491% due 12/12/2044	$920,000	$866,729
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.3443% due 12/15/2044 (b)	275,000	260,968
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4
4.738% due 07/15/2042	940,000	892,507
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4
4.918% due 10/15/2042 (b)	420,000	401,274
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2
7.95% due 05/15/2025	353,975	358,079
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A2
4.31% due 02/15/2030	650,000	649,974
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3
5.347% due 11/15/2038	968,000	853,026
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4
5.69% due 02/12/2051	145,000	111,834
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A2
6.1185% due 08/12/2049 (b)	1,080,000	1,050,116
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.8029% due 06/11/2042 (b)	1,630,000	1,500,690
Morgan Stanley Capital I, Series 2004-HQ3, Class A4
4.80% due 01/13/2041	870,000	835,524
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A
4.882% due 08/13/2042	980,000	976,941
Morgan Stanley Capital I, Series 2007-T25, Class A3
5.514% due 11/12/2049	1,295,000	1,170,148
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A2
5.001% due 07/15/2041	457,100	464,256
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4
5.083% due 03/15/2042 (b)	410,000	400,709

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,731,720)		$17,618,290

ASSET BACKED SECURITIES - 0.11%
American Express Credit Account Master Trust, Series 2006-2, Class A
5.35% due 01/15/2014	440,000	468,141
CNH Equipment Trust, Series 2008-B, Class A2B
1.2783% due 04/15/2011 (b)	28,459	28,471

TOTAL ASSET BACKED SECURITIES (Cost $476,228)		$496,612

SUPRANATIONAL OBLIGATIONS - 1.05%
Supranational - 1.05%
African Development Bank
6.875% due 10/15/2015	105,000	118,192
Asian Development Bank
5.593% due 07/16/2018	$405,000	$443,850
European Investment Bank
2.375% due 03/14/2014	570,000	561,905
3.25% due 02/15/2011	435,000	449,181
4.625% due 05/15/2014	429,000	464,419
4.625% due 10/20/2015	395,000	426,780
4.875% due 01/17/2017	580,000	629,403
Inter-American Development Bank
7.00% due 06/15/2025	175,000	216,482
7.375% due 01/15/2010	280,000	287,104
International Bank for Reconstruction & Development
3.625% due 05/21/2013	200,000	209,767
8.625% due 10/15/2016	285,000	360,789
International Finance Corp.
3.50% due 05/15/2013	155,000	158,378
Nordic Investment Bank
2.375% due 12/15/2011	355,000	361,093

		4,687,343

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,689,198)		$4,687,343

REPURCHASE AGREEMENTS - 2.85%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $12,732,025 on 09/01/2009, collateralized by $12,325,000 Federal National Mortgage Association, 3.625% due 02/12/2013 (valued at $12,987,469, including interest)	$12,732,000	$12,732,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,732,000)		$12,732,000

SHORT TERM INVESTMENTS - 0.49%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	215,883	$2,161,266

TOTAL SHORT TERM INVESTMENTS (Cost $2,161,199)		$2,161,266

Total Investments (Total Bond Market Fund) (Cost $440,770,710) - 102.42%		$457,322,647
Other assets and liabilities, net - (2.42)%		(10,790,503)

TOTAL NET ASSETS - 100.00%		$446,532,144

Total Return Fund
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 20.86%
Treasury Inflation Protected
Securities (d) - 0.18%
2.50% due 01/15/2029	$1,104,785	$1,156,918

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount		Value

U.S. TREASURY OBLIGATIONS
(continued)
Treasury Inflation Protected
Securities (d) (continued)
1.75% due 01/15/2028		$2,161,530	$2,014,952

			3,171,870

U.S. Treasury Bonds - 2.18%
3.50% due 02/15/2039		3,050,000	2,694,486
4.25% due 05/15/2039		17,700,000	17,896,364
4.50% due 08/15/2039		13,900,000	14,649,294
5.375% due 02/15/2031		3,100,000	3,626,516

			38,866,660

U.S. Treasury Notes - 18.50%
0.875% due 04/30/2011 ***		1,234,000	1,235,879
1.00% due 07/31/2011 to 08/31/2011		328,000,000	328,158,808

			329,394,687

TOTAL U.S. TREASURY OBLIGATIONS (Cost $368,827,078)			$371,433,217

U.S. GOVERNMENT AGENCY OBLIGATIONS - 57.14%
Federal Home Loan Bank - 0.12%
3.375% due 06/24/2011		2,000,000	2,084,091
Federal Home Loan Mortgage Corp. - 13.70%
1.125% due 06/01/2011		12,500,000	12,545,488
1.625% due 04/26/2011		500,000	505,836
4.851% due 11/01/2035 (b)		579,703	601,586
5.25% due 07/18/2011		1,200,000	1,292,307
5.50% due 02/01/2038 to 01/01/2039		34,102,356	35,598,316
5.50% TBA **		77,500,000	80,739,260
6.00% due 08/01/2026 to 10/01/2037		5,430,823	5,757,861
6.00% TBA **		101,500,000	106,876,333

			243,916,987

Federal National Mortgage
Association - 43.00%
3.147% due 11/01/2035 (b)		529,295	536,227
3.512% due 05/01/2035 (b)		956,617	983,774
3.623% due 03/01/2035 (b)		161,937	165,284
3.686% due 07/01/2034 (b)		301,769	313,413
4.472% due 11/01/2034 (b)		528,961	541,912
4.475% due 01/01/2035 (b)		351,181	360,599
4.50% TBA **		4,600,000	4,729,375
4.828% due 06/01/2035 (b)		1,495,957	1,551,535
4.838% due 09/01/2035 (b)		685,244	712,039
5.00% due 11/01/2021 to 07/01/2037		22,268,250	23,037,082
5.00% TBA **		19,100,000	19,601,375
5.50% due 02/01/2011 to 01/01/2039		331,746,044	346,705,917
5.50% due 10/01/2038 ***		56,103,267	58,691,474
6.00% due 10/01/2026 to 06/01/2039		105,937,382	111,917,292
6.00% TBA **		175,500,000	184,455,910
6.50% due 10/01/2036 to 05/01/2037		2,098,729	2,251,633
6.50% TBA **		8,600,000	9,196,625

			765,751,466

Government National Mortgage
Association - 0.20%
6.00% due 01/15/2038 to 10/15/2038		2,935,892	3,106,598
6.00% TBA **		500,000	527,031

			3,633,629
Small Business Administration - 0.12%
5.29% due 12/01/2027		1,954,563	2,063,211

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $995,249,782)			$1,017,449,384

FOREIGN GOVERNMENT OBLIGATIONS - 0.31%
Brazil - 0.31%
Federative Republic of Brazil
10.25% due 01/10/2028	BRL	6,400,000	3,361,808
12.50% due 01/05/2022		3,600,000	2,120,232

			5,482,040

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $5,584,867)			$5,482,040

CORPORATE BONDS - 29.70%
Banking - 8.95%
ANZ National International, Ltd.
6.20% due 07/19/2013 (f)		$3,100,000	3,332,190
BAC Capital Trust VII
5.25% due 08/10/2035	GBP	1,000,000	952,368
Bank of America Corp.
0.77% due 08/15/2016 (b)		$1,100,000	897,413
2.10% due 04/30/2012		10,800,000	10,915,916
6.50% due 08/01/2016		7,900,000	8,140,871
Bank of America NA, BKNT
6.00% due 10/15/2036		900,000	833,233
Barclays Bank PLC
5.45% due 09/12/2012		23,000,000	24,618,165
6.05% due 12/04/2017 (f)		2,900,000	2,862,155
BNP Paribas
5.186% until 06/29/2015, then variable due 06/29/2049 (f)		7,600,000	5,346,668
Citibank NA
1.625% due 03/30/2011		900,000	909,580
1.875% due 06/04/2012		500,000	501,658
Citibank NA, Series FXD
1.875% due 05/07/2012		1,000,000	1,002,824
Credit Agricole SA
0.4219% due 05/28/2010 (b)(f)		2,700,000	2,686,905
Danske Bank A/S
2.50% due 05/10/2012 (f)		2,500,000	2,530,917
Deutsche Bank AG
6.00% due 09/01/2017		4,600,000	4,896,925
Dexia Credit Local
1.2619% due 09/23/2011 (b)(f)		5,200,000	5,184,930
DnB NOR Bank ASA
0.58% due 10/13/2009 (b)(f)		2,400,000	2,394,230
Fortis Bank Nederland Holding NV, EMTN
3.00% due 04/17/2012	EUR	500,000	728,690
HSBC Finance Corp.
0.5638% due 10/21/2009 (b)		$1,700,000	1,698,880
HSBC Holdings PLC
6.50% due 05/02/2036		900,000	928,129
6.50% due 09/15/2037		1,200,000	1,241,032
ICICI Bank, Ltd.
1.05% due 01/12/2010 (b)(f)		3,800,000	3,724,000
National Australia Bank, Ltd.
0.6875% due 09/11/2009 (b)(f)		2,500,000	2,499,905

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Banking (continued)
National Australia Bank, Ltd. (continued)
5.35% due 06/12/2013 (f)		$2,600,000	$2,755,345
Royal Bank of Scotland Group PLC
6.99% until 10/05/2017, then variable due 10/29/2049 (f)		6,800,000	3,332,000
7.648% until 09/30/2031, then variable due 08/31/2049		5,000,000	2,400,000
Royal Bank of Scotland PLC
0.8544% due 04/08/2011 (b)(f)		4,000,000	3,994,452
2.625% due 05/11/2012 (f)		2,400,000	2,434,248
3.00% due 12/09/2011 (f)		5,900,000	6,064,020
Santander Perpetual SA Unipersonal
6.671% until 10/24/2017, then variable due 10/29/2049 (f)		5,600,000	4,672,203
Santander US Debt SA Unipersonal
0.6969% due 11/20/2009 (b)(f)		4,700,000	4,700,179
Societe Financement de l'Economie Francaise
0.7131% due 07/16/2012 (b)(f)		2,000,000	2,000,394
3.375% due 05/05/2014 (f)		5,100,000	5,196,048
Societe Financement de l'Economie Francaise, EMTN
2.125% due 05/20/2012	EUR	800,000	1,154,369
State Street Capital Trust III
8.25% until 03/15/2011, then variable due 03/15/2042		$2,900,000	2,744,618
Sumitomo Mitsui Banking Corp.
5.625% until 10/15/2015, then variable due 07/29/2049 (f)		5,200,000	4,950,551
Swedbank AB, EMTN
3.625% due 12/02/2011	EUR	100,000	148,030
UBS AG/Stamford Branch, MTN
1.3919% due 05/05/2010 (b)		$300,000	300,686
5.75% due 04/25/2018		1,900,000	1,866,596
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017		2,100,000	2,080,768
USB Capital IX
6.189% until 04/15/2011, then variable due 10/29/2049		300,000	216,000
Wachovia Bank NA, BKNT
0.4531% due 05/25/2010 (b)		11,000,000	10,981,817
Wachovia Corp.
0.6394% due 10/15/2011 (b)		1,100,000	1,072,143
5.75% due 02/01/2018		6,200,000	6,510,986
Westpac Banking Corp.
0.9931% due 07/16/2014 (b)(f)		1,000,000	992,111

			159,395,148

Biotechnology - 0.58%
Amgen, Inc.
6.15% due 06/01/2018		9,100,000	10,244,889
Building Materials & Construction - 0.20%
C8 Capital SPV, Ltd.
6.64% until 12/31/2014, then variable due 12/31/2049 (f)		5,500,000	3,618,725
Cable & Television - 0.11%
Comcast Corp.
5.875% due 02/15/2018		700,000	744,201
6.45% due 03/15/2037		700,000	746,700
Time Warner, Inc.
0.6844% due 11/13/2009 (b)		400,000	400,040

			1,890,941

Cellular Communications - 0.86%
Verizon Wireless Capital LLC
3.025% due 05/20/2011 (b)(f)		14,700,000	15,234,566
Chemicals - 0.49%
Rohm & Haas Company
6.00% due 09/15/2017		1,500,000	1,476,553
The Dow Chemical Company
4.85% due 08/15/2012		7,100,000	7,272,175

			8,748,728

Computers & Business Equipment - 0.28%
Dell, Inc.
4.70% due 04/15/2013		4,800,000	5,037,062
Crude Petroleum & Natural Gas - 0.41%
Petroleos Mexicanos
8.00% due 05/03/2019 (f)		6,500,000	7,312,500
Educational Services - 0.85%
President and Fellows of Harvard College
6.50% due 01/15/2039 (f)		12,900,000	15,062,169
Financial Services - 13.95%
Allstate Life Global Funding Trusts, MTN
5.375% due 04/30/2013		2,500,000	2,641,835
American Express Bank FSB
5.50% due 04/16/2013		3,500,000	3,631,799
American Express Bank FSB, BKNT
0.3325% due 10/20/2009 (b)		2,600,000	2,598,011
6.00% due 09/13/2017		200,000	197,349
American Express Centurion Bank, BKNT
0.3275% due 09/22/2009 (b)		400,000	399,792
0.3545% due 07/13/2010 (b)		300,000	294,461
6.00% due 09/13/2017		200,000	197,349
American Express Company
7.00% due 03/19/2018		2,700,000	2,832,859
American Express Credit Corp., MTN
0.3356% due 11/09/2009 (b)		2,000,000	1,998,394
5.875% due 05/02/2013		2,300,000	2,402,184
American Express Travel Related Services Company, Inc.
5.25% due 11/21/2011		1,366,000	1,394,185
American General Finance Corp.
6.90% due 12/15/2017		3,300,000	2,037,641
Bear Stearns Companies, Inc.
0.65% due 08/15/2011 (b)		200,000	198,531
6.95% due 08/10/2012		4,100,000	4,580,762
7.625% due 12/07/2009		2,800,000	2,850,162
Bear Stearns Companies, Inc., MTN
0.5494% due 05/18/2010 (b)		4,600,000	4,599,830
Bear Stearns Companies, Inc., Series E, MTN
1.445% due 09/26/2013 (b)	EUR	3,600,000	4,903,204
C10 Capital SPV, Ltd.
6.722% until 12/31/2016, then variable due 12/01/2049 (f)		$1,700,000	1,118,719
Caelus Re, Ltd.
6.9175% due 06/07/2011 (b)(f)		1,200,000	1,111,920

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Return Fund (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Financial Services (continued)
Calabash Re, Ltd.
9.0244% due 01/08/2010 (b)(f)		$2,200,000	$2,135,871
CIT Group, Inc.
0.7337% due 04/27/2011 (b)		400,000	239,443
5.00% due 05/13/2014	EUR	2,300,000	1,714,585
Citigroup Capital XXI
8.3% until 12/21/2037, then variable due 12/21/2057		$20,525,000	17,292,313
Citigroup Funding, Inc.
2.25% due 12/10/2012		2,100,000	2,120,920
Citigroup, Inc.
4.75% until 02/10/2014, then variable due 02/10/2019	EUR	1,500,000	1,642,728
0.6313% due 12/28/2009 (b)		$1,400,000	1,393,720
2.125% due 04/30/2012		1,500,000	1,517,070
5.30% due 10/17/2012		800,000	808,159
5.50% due 08/27/2012		2,100,000	2,135,606
5.50% due 04/11/2013		8,800,000	8,759,071
5.625% due 08/27/2012		1,700,000	1,685,441
5.85% due 07/02/2013		600,000	603,614
6.00% due 08/15/2017		900,000	845,932
6.125% due 08/25/2036		3,500,000	2,740,433
8.50% due 05/22/2019		2,200,000	2,404,772
Countrywide Financial Corp.
5.80% due 06/07/2012		3,200,000	3,320,307
Countrywide Home Loan
4.00% due 03/22/2011		600,000	605,818
Ford Motor Credit Company LLC
5.70% due 01/15/2010		400,000	398,546
7.25% due 10/25/2011		100,000	94,035
7.375% due 10/28/2009		2,100,000	2,100,174
7.375% due 02/01/2011		1,400,000	1,353,395
7.875% due 06/15/2010		300,000	299,374
8.00% due 12/15/2016		1,000,000	876,143
8.625% due 11/01/2010		100,000	99,896
General Electric Capital Corp.
6.375% until 11/15/2017, then variable due 11/15/2067		4,100,000	3,310,750
5.5% until 09/15/2017, then variable due 09/15/2067 (f)	EUR	9,900,000	9,367,138
1.80% due 03/11/2011		$400,000	405,448
3.00% due 12/09/2011		16,100,000	16,659,958
General Electric Capital Corp., MTN
0.51% due 08/15/2011 (b)		2,300,000	2,237,562
General Electric Capital Corp., Series GMTN
2.00% due 09/28/2012		4,200,000	4,230,467
GMAC LLC
6.00% due 12/15/2011		400,000	352,272
Goldman Sachs Group, Inc.
5.625% due 01/15/2017		2,000,000	1,988,674
6.15% due 04/01/2018		7,500,000	7,916,858
6.25% due 09/01/2017		5,400,000	5,723,519
Goldman Sachs Group, Inc., MTN
0.52% due 11/16/2009 (b)		1,100,000	1,100,829
Goldman Sachs Group, Inc., Series E, MTN
6.375% due 05/02/2018	EUR	700,000	1,091,445
International Lease Finance Corp., MTN
0.6269% due 05/24/2010 (b)		$18,700,000	17,378,695
JPMorgan Chase & Company
6.00% due 01/15/2018		2,300,000	2,471,794
JPMorgan Chase & Company, MTN
0.5081% due 05/07/2010 (b)		3,900,000	3,901,868
JPMorgan Chase Bank NA, BKNT
6.00% due 10/01/2017		3,900,000	4,111,357
JPMorgan Chase Capital XX, Series T
6.55% due 09/15/2066		400,000	348,621
KeyBank NA, BKNT
2.9063% due 06/02/2010 (b)		4,400,000	4,375,747
Korea Development Bank
0.7275% due 04/03/2010 (b)		9,900,000	9,767,182
LeasePlan Corp. NV, EMTN
3.125% due 02/10/2012	EUR	1,900,000	2,787,846
Lehman Brothers Holdings, Inc., MTN
0.00% due 08/21/2049 ^ (b)		$2,300,000	396,750
4.7013% due 12/23/2010 ^ (b)		10,000,000	1,725,000
5.46% due 11/16/2009 ^ (b)		4,100,000	707,250
5.50% due 05/25/2010 ^ (b)		800,000	138,000
6.875% due 05/02/2018 ^		1,100,000	202,125
Longpoint Re, Ltd.
5.8744% due 05/08/2010 (b)(f)		1,200,000	1,186,080
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017		3,100,000	3,055,041
Merrill Lynch & Company, Inc., MTN
6.05% due 08/15/2012		900,000	937,820
6.875% due 04/25/2018		7,600,000	7,760,216
Merrill Lynch Commercial Trust 2008-LAQ
1.00% due 07/09/2021		5,000,000	3,750,000
Morgan Stanley
3.25% due 12/01/2011		2,900,000	3,019,062
6.25% due 08/28/2017		800,000	824,854
Morgan Stanley, MTN
0.5994% due 01/15/2010 (b)		2,400,000	2,396,261
2.5497% due 05/14/2010 (b)		5,000,000	5,043,805
Mystic Re, Ltd.
10.3606% due 06/07/2011 (b)(f)		700,000	670,591
Northern Rock PLC
5.625% due 06/22/2017 (f)		15,300,000	13,339,279
Salomon Brothers AG for OAO Gazprom
10.50% due 10/21/2009		900,000	910,170
SLM Corp., MTN
0.7337% due 10/25/2011 (b)		200,000	158,395
1.123% due 11/15/2011 (b)	EUR	400,000	423,307
SLM Corp., Series MTNA
5.375% due 05/15/2014		$500,000	353,750
SMFG Preferred Capital
6.078% until 01/25/2017, then variable due 01/29/2049 (f)		1,600,000	1,391,072
TNK-BP Finance SA
6.125% due 03/20/2012 (f)		500,000	489,375
TransCapitalInvest, Ltd., for OJSC AK Transneft
8.70% due 08/07/2018 (f)		1,000,000	1,050,000
Wells Fargo & Company
0.7294% due 09/15/2009 (b)		1,500,000	1,500,314
ZFS Finance USA Trust IV
(missing rate) due 05/09/2032 (f)		321,000	257,269

			248,390,169

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Food & Beverages - 0.34%
General Mills, Inc.
0.635% due 01/22/2010 (b)	$2,100,000	$2,099,878
Kraft Foods, Inc.
6.125% due 02/01/2018	2,500,000	2,735,952
6.875% due 02/01/2038	1,100,000	1,261,938

		6,097,768

Gas & Pipeline Utilities - 0.16%
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)	2,600,000	2,813,528
Insurance - 1.22%
American International Group, Inc., MTN
0.7088% due 03/20/2012 (b)	4,200,000	2,697,538
MetLife, Inc.
6.40% until 12/15/2036, then variable due 12/15/2066	900,000	704,250
Metropolitan Life Global Funding I, MTN
0.48% due 05/17/2010 (b)(f)	5,000,000	4,965,445
Monumental Global Funding, Ltd.
5.50% due 04/22/2013 (f)	1,900,000	1,922,293
Pricoa Global Funding I
0.5913% due 01/30/2012 (b)(f)	3,200,000	3,022,550
0.8012% due 09/27/2013 (b)(f)	2,700,000	2,101,143
Principal Life Income Funding Trusts, MTN
5.30% due 04/24/2013	2,200,000	2,243,476
5.55% due 04/27/2015	3,500,000	3,502,384
Residential Reinsurance 2007, Ltd., Series CL2
10.9175% due 06/07/2010 (b)(f)	600,000	589,260

		21,748,339

International Oil - 0.02%
Gaz Capital for Gazprom
6.212% due 11/22/2016 (f)	500,000	446,875
Pharmaceuticals - 0.13%
AstraZeneca PLC
5.90% due 09/15/2017	1,000,000	1,111,212
6.45% due 09/15/2037	1,000,000	1,176,066

		2,287,278

Retail - 0.80%
Home Depot, Inc.
3.75% due 09/15/2009	14,300,000	14,307,393
Telephone - 0.25%
AT&T, Inc.
0.5719% due 02/05/2010 (b)	1,400,000	1,401,474
Telecom Italia Capital SA
1.12% due 07/18/2011 (b)	3,200,000	3,142,455

		4,543,929

Tobacco - 0.10%
Philip Morris International, Inc.
5.65% due 05/16/2018	1,600,000	1,701,547

TOTAL CORPORATE BONDS (Cost $547,916,896)		$528,881,554

MUNICIPAL BONDS - 2.57%
California - 1.17%
City of Los Angeles
5.00% due 06/01/2039	3,800,000	3,820,102
Los Angeles Unified School District, California, Series A-1
4.50% due 07/01/2023	5,000,000	5,034,200
San Diego Tobacco Settlement Revenue Funding Corp.
7.125% due 06/01/2032	1,495,000	990,527
State of California
5.65% due 04/01/2039	800,000	825,376
7.50% due 04/01/2034	2,600,000	2,757,612
7.55% due 04/01/2039	900,000	968,868
Tobacco Securitization Authority South California Tobacco Settlement, Series A1-SNR
5.125% due 06/01/2046	1,500,000	1,029,420
University of California
6.27% due 05/15/2031	5,300,000	5,466,473

		20,892,578

Illinois - 0.38%
Chicago Illinois Transit Authority, Series A
6.30% due 12/01/2021	100,000	108,057
6.899% due 12/01/2040	2,700,000	3,075,354
Chicago Illinois Transit Authority, Series B
6.30% due 12/01/2021	300,000	319,701
6.899% due 12/01/2040	2,600,000	2,961,452
Illinois Municipal Electric Agency
6.832% due 02/01/2035	200,000	221,042

		6,685,606

Iowa - 0.04%
Tobacco Settlement Authority of Iowa, Tobacco Settlement Revenue, Series A
6.50% due 06/01/2023	960,000	718,829
Louisiana - 0.15%
State of Louisiana
3.00% due 05/01/2043 (b)	2,600,000	2,604,446
Nevada - 0.01%
Truckee Meadows Nevada Water Authority, Water Revenue, Series A
5.00% due 07/01/2036	200,000	192,554
New Jersey - 0.51%
New Jersey State Turnpike Authority
7.414% due 01/01/2040	7,400,000	9,076,766
North Carolina - 0.02%
North Carolina Turnkpike Authority
6.70% due 01/01/2039	300,000	326,433
Pennsylvania - 0.05%
Pennsylvania Higher Educational Facilties Authority, Facilities Authority Revenue
4.75% due 07/15/2035	950,000	952,365
West Virginia - 0.13%
Tobacco Settlement Finance Authority of West Virginia
7.467% due 06/01/2047	3,170,000	2,231,617

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)
Wisconsin - 0.11%
Badger Tobacco Asset Securitization Corp.
6.125% due 06/01/2027	$1,865,000	$2,044,264

TOTAL MUNICIPAL BONDS (Cost $43,558,776)		$45,725,458

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.33%
American Home Mortgage Investment Trust, Series 2004-4, Class 4A
4.39% due 02/25/2045 (b)	212,046	170,689
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1
4.8317% due 11/25/2034 (b)	2,925,920	2,664,037
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 22A1
4.5915% due 11/25/2034 (b)	916,221	822,731
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.4901% due 09/25/2036 (b)	1,055,307	727,829
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4
5.331% due 02/11/2044	400,000	333,058
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4
5.70% due 06/11/2050	4,300,000	3,664,978
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4
5.471% due 01/12/2045 (b)	1,000,000	921,193
Bear Stearns Mortgage Funding Trust, Series 2007-AR1, Class 2A1
0.3356% due 02/25/2037 (b)	1,416,158	1,196,547
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class 1A1
2.85% due 12/25/2035 (b)	935,026	798,260
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A
4.70% due 12/25/2035	455,612	383,795
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4
5.306% due 12/10/2046	2,900,000	2,486,303
Countrywide Alternative Loan Trust, Series 2005-62, Class 2A1
2.0508% due 12/25/2035 (b)	11,047,703	4,867,765
Countrywide Alternative Loan Trust, Series 2005-81, Class A1
0.5456% due 02/25/2037 (b)	6,582,524	3,324,025
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-22, Class A3
4.7647% due 11/25/2034 (b)	2,098,728	1,756,910
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1
4.6535% due 02/20/2035 (b)	3,720,940	3,259,710
Countrywide Home Loans, Series 2005-HYB9, Class 3A2A
5.25% due 11/20/2025 (b)	545,857	367,914
Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3
5.8463% due 03/15/2039 (b)	300,000	263,934
Credit-Based Asset Servicing and Securitization LLC, Series 2007-SP1, Class A1
0.3556% due 12/25/2037 (b)(f)	1,378,967	1,329,511
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A1
4.938% due 12/15/2040	392,281	395,521
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1, Class A3B
0.3356% due 01/25/2047 (b)	914,012	853,692
Federal Home Loan Mortgage Corp., Series 2007-3335, Class BF
0.4228% due 07/15/2019 (b)	2,722,871	2,712,447
Federal Home Loan Mortgage Corp., Series 2637, Class F
0.6728% due 06/15/2018 (b)	249,685	248,528
Federal Home Loan Mortgage Corp., Series 3036, Class NA
5.00% due 07/15/2024	1,121,744	1,139,652
Federal Home Loan Mortgage Corp., Series 3149, Class LF
0.5728% due 05/15/2036 (b)	1,496,973	1,483,305
Federal Home Loan Mortgage Corp., Series 3335, Class FT
0.4228% due 08/15/2019 (b)	6,213,260	6,187,655
Federal Home Loan Mortgage Corp., Series T-63, Class 1A1
2.41% due 02/25/2045 (b)	184,824	175,379
Federal National Mortgage Association, REMIC, Series 2007-73, Class A1
0.3256% due 07/25/2037 (b)	3,801,463	3,429,240
Federal National Mortgage Association, Series 2003-21, Class M
5.00% due 02/25/2017	337,237	348,342
Federal National Mortgage Association, Series 2003-37, Class HY
5.00% due 12/25/2016	5,469,051	5,626,510
Federal National Mortgage Association, Series 2003-W6, Class F
0.6156% due 09/25/2042 (b)	1,696,924	1,590,503
Federal National Mortgage Association, Series 2005-120, Class NF
0.3656% due 01/25/2021 (b)	10,076,856	10,022,927
Federal National Mortgage Association, Series 2005-33, Class QA
5.00% due 06/25/2027	903,128	921,761
Federal National Mortgage Association, Series 2006-5, Class 3A2
4.2413% due 02/25/2036 (b)	343,028	336,892
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A
0.3456% due 10/25/2046 (b)	1,295,290	1,102,912
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A
0.3456% due 01/25/2047 (b)	1,472,439	1,166,168
Greenwich Capital Commercial Funding Corp, Series 2005-GG3, Class A4
4.799% due 08/10/2042 (b)	100,000	91,051
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.444% due 03/10/2039	1,400,000	1,194,548
GS Mortgage Securities Corp II, Series 2007-EOP, Class A1
0.3656% due 03/06/2020 (b)(f)	2,832,257	2,573,139

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GS Mortgage Securities Corp II, Series 2007-GG10, Class A4
5.9994% due 08/10/2045 (b)	$3,100,000	$2,423,442
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1
5.2386% due 11/25/2035 (b)	2,628,669	2,237,018
Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A
0.3556% due 11/25/2046 (b)	660,347	593,313
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB
6.0064% due 06/15/2049 (b)	100,000	95,591
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4
5.882% due 02/15/2051 (b)	1,000,000	814,195
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3
5.42% due 01/15/2049	400,000	335,756
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1
5.0156% due 02/25/2035 (b)	1,480,876	1,418,182
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3
5.336% due 05/15/2047	3,000,000	2,553,489
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A1
4.99% due 11/15/2030	511,084	515,754
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2006-LLFA, Class A10.3528% due 09/15/2021 (b)(f)	282,907	252,511
Mellon Residential Funding Corp., Series 2000-TBC3, Class A1
0.7128% due 12/15/2030 (b)	4,448,409	3,802,372
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 3A
1.2656% due 10/25/2035 (b)	531,897	461,537
Merrill Lynch Mortgage Investors, Inc., Series 2005-3, Class 4A
0.5156% due 11/25/2035 (b)	285,017	204,187
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
0.4756% due 02/25/2036 (b)	1,045,885	581,323
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4
5.485% due 03/12/2051 (b)	2,000,000	1,558,479
Morgan Stanley Capital I, Series 2007-IQ16, Class A4
5.809% due 12/12/2049	200,000	171,371
Morgan Stanley Capital I, Series 2007-XLFA, Class A1
0.333% due 10/15/2020 (b)(f)	690,053	521,829
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A3
0.5288% due 07/19/2035 (b)	2,199,875	1,658,385
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1A
0.5456% due 02/25/2036 (b)	615,563	318,675
Structured Asset Mortgage Investments, Inc., Series 2007-AR2, Class 2A1
0.3956% due 03/25/2037 (b)	3,200,255	1,468,503
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1
0.3856% due 08/25/2011 (b)	3,518,095	3,309,049
Thornburg Mortgage Securities Trust, Series 2006-6, Class A1
0.3756% due 11/25/2011 (b)	1,329,373	1,238,654
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1
0.3628% due 09/15/2021 (b)(f)	7,901,865	5,959,289
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4
5.509% due 04/15/2047	1,400,000	1,057,724
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1
0.3528% due 06/15/2020 (b)(f)	3,221,791	2,269,563
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A
2.2508% due 11/25/2042 (b)	225,433	139,871
Washington Mutual, Inc., Series 2001-7, Class A
2.4577% due 05/25/2041 (b)	175,773	155,855
Washington Mutual, Inc., Series 2005-AR19, Class A1A1
0.5356% due 12/26/2045 (b)	3,058,268	1,640,241
Wells Fargo Mortgage Backed Securities Trust, Series 2004-CC, Class A1
4.9398% due 01/25/2035 (b)	2,503,991	2,227,727
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1
4.9485% due 03/25/2036 (b)	2,190,356	1,786,695

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $133,032,410)		$112,709,941

ASSET BACKED SECURITIES - 2.86%
Access Group, Inc., Series 2008-1, Class A
1.8038% due 10/27/2025 (b)	10,882,558	10,990,505
ACE Securities Corp., Series 2006-ASP5, Class A2A
0.3456% due 10/25/2036 (b)	38,867	38,326
BA Credit Card Trust, Series 2008-A5, Class A5
1.4728% due 12/16/2013 (b)	5,100,000	5,110,053
Bank of America Auto Trust, Series 2009-1A, Class A2
1.70% due 12/15/2011	1,600,000	1,607,825
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1
0.3556% due 06/25/2047 (b)	801,954	635,454
Bear Stearns Asset Backed Securities, Inc., Series 2007-HE1, Class 21A1
0.3256% due 01/25/2037 (b)	1,940,845	1,659,369
BNC Mortgage Loan Trust, Series 2007-2, Class A2
0.3656% due 05/25/2037 (b)	1,595,937	1,122,498
Carrington Mortgage Loan Trust, Series 2005-NC5, Class A2
0.5856% due 10/25/2035 (b)	1,350,593	1,214,255
Countrywide Asset-Backed Certificates, Series 2006-15, Class A1
0.3756% due 10/25/2046 (b)	496,217	477,454
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1
0.3156% due 12/25/2046 (b)	56,825	55,981

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates, Series 2006-17, Class 2A1
0.3156% due 03/25/2047 (b)	$106,206	$104,314
Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A1
0.3156% due 03/25/2037 (b)	589,615	582,901
Countrywide Asset-Backed Certificates, Series 2006-19, Class 2A1
0.3256% due 03/25/2037 (b)	264,204	259,146
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A1
0.3156% due 07/25/2037 (b)	5,379,130	5,067,574
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3
0.3156% due 11/25/2036 (b)	907,065	892,080
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1, Class A2A
0.3056% due 01/25/2038 (b)	932,322	885,088
Ford Credit Auto Owner Trust, Series 2009-C, Class A2
2.00% due 12/15/2011	700,000	705,204
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1
4.229% due 12/10/2037	2,980,934	3,012,986
GSAMP Trust, Series 2006-FM2, Class A2A
0.3356% due 09/25/2036 (b)	76,323	74,915
GSAMP Trust, Series 2007-FM1, Class A2A
0.3356% due 12/25/2036 (b)	1,097,200	656,334
HFC Home Equity Loan Asset Backed Certificates, Series 2005-1, Class A
0.5625% due 01/20/2034 (b)	2,382,489	2,012,182
HSBC Asset Loan Obligation, Series 2007-WF1, Class A1
0.3256% due 12/25/2036 (b)	4,288,615	3,830,735
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1
0.3156% due 12/25/2036 (b)	370,768	245,905
JPMorgan Mortgage Acquisition Corp., Series 2006-HE3, Class A2
0.3526% due 11/25/2036 (b)	82,665	79,827
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A2
0.3156% due 08/25/2036 (b)	89,166	86,420
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV1
0.3256% due 01/25/2032 (b)	1,572,888	1,066,412
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1
0.5456% due 10/25/2034 (b)	58,753	44,273
Master Asset Backed Securities Trust, Series 2007-HE1, Class A1
0.3456% due 05/25/2037 (b)	904,168	755,411
Morgan Stanley Asset Backed Securities Capital I, Series 2006-NC5, Class A2A
0.3056% due 10/25/2036 (b)	257,893	245,506
Morgan Stanley Asset Backed Securities Capital I, Series 2007-HE1, Class A2A
0.3156% due 11/25/2036 (b)	986,261	948,068
Option One Mortgage Loan Trust, Series 2007-1, Class 2A1
0.3156% due 01/25/2037 (b)	416,245	399,691
Park Place Securities, Inc., Series 2004-MCW1, Class A1
0.5776% due 10/25/2034 (b)	1,985,817	1,783,622
Residential Asset Mortgage Products, Inc., Series 2006-RZ4, Class A1A
0.3456% due 10/25/2036 (b)	129,736	128,974
Residential Asset Securities Corp., Series 2006-EMX9, Class 1A1
0.3356% due 11/25/2036 (b)	189,175	187,379
Residential Asset Securities Corp., Series 2006-KS9, Class AI1
0.3356% due 11/25/2036 (b)	139,891	138,688
Saxon Asset Securities Trust, Series 2006-3, Class A1
0.3256% due 10/25/2046 (b)	93,738	91,472
SBI Heloc Trust, Series 2006-1A, Class 1A2A
0.4356% due 08/25/2036 (b)(f)	342,684	297,761
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A
0.3256% due 12/25/2036 (b)	793,661	434,301
Specialty Underwriting & Residential Finance, Series 2007-BC1, Class A2A
0.3256% due 01/25/2038 (b)	1,781,438	1,512,577
Structured Asset Securities Corp., Series 2006-11, Class A1
4.3997% due 10/25/2035 (b)(f)	1,236,350	824,791
Structured Asset Securities Corp., Series 2006-BC3, Class A2
0.3156% due 10/25/2036 (b)	688,966	643,491

TOTAL ASSET BACKED SECURITIES (Cost $55,386,626)		$50,909,748

DEFAULTED BONDS BEYOND MATURITY DATES - 0.03%
Financial Services - 0.03%
Lehman Brothers Holdings, Inc., MTN
5.3744% due 11/24/2008 ^	1,200,000	207,000
5.415% due 12/23/2008 ^	400,000	69,000
5.5981% due 04/03/2009 ^ (b)	1,300,000	224,250

		500,250

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $2,900,286)		$500,250

PREFERRED STOCKS - 0.55%
Banking - 0.02%
State Street Capital Trust IV (k)	400,000	249,790
Building Materials & Construction - 0.00%
General Motors Corp., Series B, 5.25%	20,000	66,000
Financial Services - 0.53%
Wells Fargo & Company, Series L, 7.50%	11,000	9,377,500
Insurance - 0.00%
American International Group, Inc., 8.50%	6,200	69,750

TOTAL PREFERRED STOCKS (Cost $8,077,500)		$9,763,040

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Total Return Fund (continued)

	Shares or Principal Amount	Value

TERM LOANS - 0.50%
Financial Services - 0.41%
Chrysler Financial
4.29% due 08/03/2012 (b)	$7,860,000	$7,427,700
Semiconductors - 0.09%
Sensata Technologies, Inc.
2.2459% due 04/27/2013 (b)	1,954,660	1,596,306

TOTAL TERM LOANS (Cost $9,587,416)		$9,024,006

REPURCHASE AGREEMENTS - 0.86%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 08/31/2009 at 0.20% to be repurchased at $10,700,059 on 09/01/2009, collateralized by $5,340,000 U.S. Treasury Notes, 5.125% due 05/15/2016 (valued at $6,144,555, including interest) and $4,601,300 U.S. Treasury Notes, 3.125% due 08/31/2013 (valued at $4,811,234, including interest)	$10,700,000	$10,700,000
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $4,724,009 on 09/01/2009, collateralized by $4,820,000 Federal National Mortgage Association, zero coupon due 12/30/2009 (valued at $4,820,000, including interest)	4,724,000	4,724,000

TOTAL REPURCHASE AGREEMENTS (Cost $15,424,000)		$15,424,000

SHORT TERM INVESTMENTS - 0.02%
U.S. Treasury Bills
0.242% due 02/18/2010 ***	$423,000	$422,510

TOTAL SHORT TERM INVESTMENTS (Cost $422,510)		$422,510

Total Investments (Total Return Fund) (Cost $2,185,968,147) - 121.73%		$2,167,725,148
Other assets and liabilities, net - (21.73)%		(387,024,091)

TOTAL NET ASSETS - 100.00%		$1,780,701,057

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 100.00%
Federal National Mortgage Association
5.50%, TBA **	$89,000,000	$92,355,863

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $92,032,337)		$92,355,863

Total Securities Sold Short (Total Return Fund) (Proceeds $92,032,337)		$92,355,863

U.S. Government Securities Fund

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 7.52%
Treasury Inflation Protected
Securities (d) - 5.68%
2.50% due 01/15/2029	$361,566	$378,627
2.00% due 01/15/2026	2,411,897	2,343,307
2.375% due 01/15/2027	245,932	251,850
0.875% due 04/15/2010	5,042,403	5,032,949

		8,006,733

U.S. Treasury Bonds - 1.84%
3.50% due 02/15/2039	920,000	812,763
7.125% due 02/15/2023	140,000	185,456
8.75% due 05/15/2020	210,000	303,385
8.875% due 08/15/2017	930,000	1,292,990

		2,594,594

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,498,154)		$10,601,327

U.S. GOVERNMENT AGENCY OBLIGATIONS - 63.50%
Federal Home Loan Bank - 9.97%
4.50% due 10/09/2009 (a)	9,400,000	9,441,407
5.00% due 09/18/2009 (a)	4,600,000	4,609,839

		14,051,246

Federal Home Loan Mortgage Corp. - 13.32%
5.00% due 08/01/2035	12,218,868	12,596,920
5.00% TBA **	3,000,000	3,079,453
5.50% due 11/01/2035	768,346	804,692
5.854% due 01/01/2037 (b)	1,499,403	1,580,248
6.00% due 10/01/2010 to 12/01/2028	311,713	332,236
7.00% due 02/01/2011 to 06/01/2032	324,448	351,431
9.00% due 10/01/2017	4,278	4,755
9.50% due 08/01/2020	16,697	19,035
11.75% due 12/01/2013	373	385
12.00% due 07/01/2020	3,252	3,700

		18,772,855

Federal National Mortgage
Association - 39.31%
4.75% due 11/19/2012	2,520,000	2,749,683
5.00% due 12/01/2019 to 07/01/2038	7,778,241	8,074,047
5.00% TBA **	8,500,000	8,742,156
5.50% due 04/01/2018 to 08/01/2037	19,755,276	20,692,309
5.50% TBA **	1,000,000	1,052,031
5.74% due 08/01/2037 (b)	1,566,362	1,663,281
6.00% due 02/01/2037	5,063,217	5,362,275
6.00% TBA **	1,700,000	1,794,922
6.50% due 02/01/2026 to 10/01/2037	3,930,427	4,226,239
7.00% due 07/01/2022 to 01/01/2034	487,541	534,351
7.50% due 09/01/2029 to 02/01/2031	101,463	111,464
8.00% due 06/01/2017 to 03/01/2033	224,900	249,954
8.50% due 08/01/2019	60,557	67,960
9.00% due 05/01/2021	3,663	4,003
11.50% due 09/01/2013 to 09/01/2019	15,034	16,818
12.00% due 01/01/2013 to 04/01/2016	40,757	46,353
12.50% due 01/01/2013 to 09/01/2015	10,368	11,483
13.50% due 11/01/2014	5,207	5,718

		55,405,047

Government National Mortgage
Association - 0.90%
5.00% TBA **	700,000	720,016

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. Government Securities Fund (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
6.50% due 02/15/2034 to 09/15/2034	$282,074	$304,745
7.50% due 03/15/2026 to 12/15/2027	118,756	130,715
8.50% due 06/15/2025	104,883	118,174
11.00% due 09/15/2015	515	593

		1,274,243

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $86,458,204)		$89,503,391

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.48%
American Home Mortgage Assets, Series 2006-3, Class 3A12
0.4556% due 10/25/2046 (b)	1,001,769	497,691
American Home Mortgage Investment Trust, Series 2006-2, Class 1A1
0.3456% due 06/25/2046 (b)	226,388	201,496
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
4.8208% due 11/25/2034 (b)	485,558	325,804
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4
5.306% due 12/10/2046	1,000,000	857,346
Countrywide Alternative Loan Trust, Series 2005-17, Class 2A1
0.5056% due 06/25/2035 (b)	406,117	221,894
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1
0.6163% due 11/20/2035 (b)	310,161	160,821
Countrywide Alternative Loan Trust, Series 2006-OA10, Class 4A1
0.4556% due 08/25/2046 (b)	1,130,019	549,208
Countrywide Alternative Loan Trust, Series 2006-OA11, Class A4
0.4556% due 09/25/2046 (b)	1,211,619	521,399
Countrywide Alternative Loan Trust, Series 2006-OA7, Class 3A1
0.4756% due 06/25/2046 (b)	710,148	366,226
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B
0.4725% due 07/20/2046 (b)	1,246,297	583,438
Countrywide Alternative Loan Trust, Series 2006-OC2, Class 2A3
0.5556% due 02/25/2036 (b)	1,000,000	175,053
Countrywide Home Loans, Series 2006-OA5, Class 1A1
0.4656% due 04/25/2046 (b)	531,702	255,076
Federal Home Loan Mortgage Corp., Series 2525, Class AM
4.50% due 04/15/2032	240,246	241,478
Federal National Mortgage Association Whole Loan, Series 2003-W12, Class 2A7
4.68% due 06/25/2043	4,489,227	4,428,339
Federal National Mortgage Association Whole Loan, Series 2005-W3, Class 2AF
0.4856% due 03/25/2045 (b)	445,598	403,039
Federal National Mortgage Association Whole Loan, Series 2003-W14, Class 2A
5.1254% due 01/25/2043 (b)	660,500	679,293
Harborview Mortgage Loan Trust, Series 2005-7, Class 1A1
3.682% due 06/19/2045 (b)	401,020	196,680
Impac CMB Trust, Series 2004-5, Class 1A1
0.6256% due 10/25/2034 (b)	681,699	432,906
Impac Secured Assets Corp., Series 2005-2, Class A1
0.5856% due 03/25/2036 (b)	701,441	300,086
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	1,200,000	1,078,637
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4
5.661% due 03/15/2039	460,000	425,588
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3
5.347% due 11/15/2038	1,450,000	1,277,776
Luminent Mortgage Trust, Series 2006-4, Class A1A
0.4556% due 05/25/2046 (b)	892,099	405,528
Master Adjustable Rate Mortgages Trust, Series 2004-15, Class 1A1
5.2659% due 12/25/2034 (b)	60,074	41,966
Master Adjustable Rate Mortgages Trust., Series 2007-3, Class 12A1
0.4656% due 05/25/2047 (b)	1,545,187	706,671
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 1A2
0.3356% due 06/25/2036 (b)	313,513	272,372
Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A
0.4556% due 09/25/2046 (b)	895,182	431,417
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A1
0.4456% due 07/25/2046 (b)	790,870	401,103
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1A
0.4756% due 08/25/2036 (b)	1,334,642	673,015
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1
6.2057% due 09/25/2037 (b)	570,987	424,480
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1
6.1938% due 09/25/2037 (b)	560,089	416,103
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
0.5356% due 12/25/2045 (b)	742,468	434,648
Washington Mutual, Inc., Series 2005-AR13, Class A1B3
0.6256% due 10/25/2045 (b)	509,257	193,469
Washington Mutual, Inc., Series 2005-AR8, Class 2A1A
0.5556% due 07/25/2045 (b)	728,592	422,264

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $28,721,505)		$19,002,310

ASSET BACKED SECURITIES - 6.06%
ACE Securities Corp., Series 2006-GP1, Class A
0.3956% due 02/25/2031 (b)	492,889	338,032
ACE Securities Corp., Series 2006-SL3, Class A1
0.3656% due 06/25/2036 (b)	705,934	86,099

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. Government Securities Fund (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Aegis Asset Backed Securities Trust, Series 2004-2, Class A3
0.7456% due 06/25/2034 (b)	$173,194	$149,696
Amortizing Residential Collateral Trust, Series 2001-BC6, Class A
0.9656% due 10/25/2031 (b)	524,408	362,137
Countrywide Asset-Backed Certificates, Series 2002-BC2, Class A
0.8056% due 04/25/2032 (b)	259,903	150,795
Countrywide Home Equity Loan Trust, Series 2004-I, Class A
0.5628% due 02/15/2034 (b)	637,285	272,751
Countrywide Home Equity Loan Trust, Series 2005-E, Class 2A
0.4928% due 11/15/2035 (b)	207,273	67,875
Countrywide Home Equity Loan Trust, Series 2006-E, Class 2A
0.4128% due 07/15/2036 (b)	667,079	237,082
Countrywide Home Equity Loan Trust, Series 2006-RES, Class 4E1B
0.5328% due 07/25/2036 (b)(f)	645,727	129,006
Countrywide Home Equity Loan Trust, Series 2006-RES, Class 4F1B
0.5328% due 05/15/2034 (b)(f)	771,483	154,175
Countrywide Home Equity Loan Trust, Series 2007-GW, Class A
0.8228% due 08/15/2037 (b)	1,195,794	582,866
Credit Suisse Mortgage Capital Certificates, Series 2006-CF2, Class A1
0.5256% due 05/25/2036 (b)(f)	571,211	395,665
GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A
0.4756% due 11/25/2036 (b)	1,327,927	445,085
GSAA Home Equity Trust, Series 2005-5, Class A4
0.5356% due 02/25/2035 (b)	123,153	110,567
GSAMP Trust, Series 2006-S4, Class A1
0.3556% due 05/25/2036 (b)	404,417	35,432
IndyMac Seconds Asset Backed Trust, Series 2006-A, Class A
0.3956% due 06/25/2036 (b)	928,410	58,671
Lehman XS Trust, Series 2006-2N, Class 1A1
0.5256% due 02/25/2046 (b)	955,465	478,380
Lehman XS Trust, Series 2006-GP3, Class 3A1A
0.3356% due 06/25/2046 (b)	295,232	258,540
Lehman XS Trust, Series 2006-GP4, Class 3A1A
0.3356% due 08/25/2046 (b)	484,126	413,327
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2
0.5456% due 08/25/2045 (b)	272,161	251,623
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
1.7656% due 10/25/2037 (b)	1,250,707	849,760
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1
0.4156% due 03/25/2036 (b)	514,833	86,204
Nelnet Student Loan Trust, Series 2008-4, Class A4
1.9837% due 04/25/2024 (b)	320,000	322,687
RAAC Series, Series 2006-RP3, Class A
0.5356% due 05/25/2036 (b)(f)	809,161	277,432
SACO I Trust, Inc., Series 2006-6, Class A
0.3956% due 06/25/2036 (b)	636,512	46,754
SACO I Trust, Inc., Series 2006-7, Class A1
0.3956% due 07/25/2036 (b)	585,746	48,672
SLM Student Loan Trust, Series 2006-5, Class A2
0.4938% due 07/25/2017 (b)	257,686	257,407
Structured Asset Securities Corp., Series 2006-ARS1, Class A1
0.3756% due 02/25/2036 (b)(f)	524,438	48,269
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A
0.5256% due 03/25/2036 (b)(f)	889,671	497,032
Washington Mutual, Inc., Series 2007-HE3, Class 2A2
0.4356% due 05/25/2037 (b)	2,300,000	808,974
Washington Mutual, Inc., Series 2007-HE3, Class 2A4
0.5556% due 05/25/2037 (b)	1,200,000	321,877

TOTAL ASSET BACKED SECURITIES (Cost $20,927,170)		$8,542,872

PREFERRED STOCKS - 0.06%
Financial Services - 0.06%
Federal Home Loan Mortgage Corp.,
Series Z, 8.375% *	23,775	50,879
Federal National Mortgage Association,
Series S, 8.25% *	17,050	34,100

		84,979

TOTAL PREFERRED STOCKS (Cost $1,020,625)		$84,979

REPURCHASE AGREEMENTS - 12.98%
Deutsche Bank Tri-Party Repurchase Agreement dated 08/31/2009 at 0.19% to be repurchased at $13,333,070 on 09/01/2009, collateralized by $13,538,000 Federal National Mortgage Association, 3.00% due 01/13/2014 (valued at $13,599,598, including interest)	$13,333,000	$13,333,000
Goldman Sachs Tri-Party Repurchase Agreement dated 08/31/2009 at 0.19% to be repurchased at $4,967,026 on 09/01/2009, collateralized by $5,005,000 Federal National Mortgage Association, 2.20% due 04/23/2012 (valued at $5,067,563, including interest)	4,967,000	4,967,000

TOTAL REPURCHASE AGREEMENTS (Cost $18,300,000)		$18,300,000

SHORT TERM INVESTMENTS - 15.55%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	1,250,839	$12,522,525
U.S. Treasury Bills
0.00% due 03/11/2010	4,400,000	4,394,469

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. Government Securities Fund (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)	$5,000,000	$4,993,682
0.10% due 02/25/2010

TOTAL SHORT TERM INVESTMENTS (Cost $21,903,326)		$21,910,676

Total Investments (U.S. Government Securities Fund) (Cost $187,828,984) - 119.15%		$167,945,555
Other assets and liabilities, net - (19.15)%		(26,988,425)

TOTAL NET ASSETS - 100.00%		$140,957,130

U.S. High Yield Bond Fund

	Shares or Principal Amount	Value

CORPORATE BONDS - 74.94%
Advertising - 0.26%
R.H. Donnelley Corp.
6.875% due 01/15/2013 ^	$4,500,000	$264,375
11.75% due 05/15/2015 ^	1,100,000	682,000
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016 ^	1,375,000	80,781
Sheridan Group, Inc.
10.25% due 08/15/2011	1,500,000	1,005,000

		2,032,156

Agriculture - 0.44%
Mosaic Company
7.375% due 12/01/2014 (f)	715,000	755,219
7.625% due 12/01/2016 (f)	2,588,000	2,665,640

		3,420,859

Air Travel - 0.01%
Continental Airlines, Inc., Series 00-1
8.499% due 05/01/2011	108,100	85,399
Auto Parts - 0.30%
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)	1,145,000	961,800
Goodyear Tire & Rubber Company
8.625% due 12/01/2011	750,000	757,500
10.50% due 05/15/2016	550,000	587,125

		2,306,425

Auto Services - 1.42%
KAR Holdings, Inc.
8.75% due 05/01/2014	1,200,000	1,131,000
10.00% due 05/01/2015	10,725,000	9,867,000

		10,998,000

Automobiles - 0.43%
Ford Motor Company
9.50% due 09/15/2011	775,000	728,500
General Motors Corp.
7.20% due 01/15/2011 ^	325,000	47,938
Sonic Automotive, Inc., Series B
8.625% due 08/15/2013	3,058,000	2,584,010

		3,360,448
Broadcasting - 0.60%
Barrington Broadcasting Group LLC
10.50% due 08/15/2014	4,400,000	1,584,000
Fisher Communications, Inc.
8.625% due 09/15/2014	3,375,000	3,071,250
Muzak Finance Corp.
13.00% due 03/15/2010 ^	700,000	35,000

		4,690,250

Building Materials & Construction - 0.05%
Esco Corp.
4.5044% due 12/15/2013 (b)(f)	400,000	357,000
Business Services - 5.58%
Cornell Companies, Inc.
10.75% due 07/01/2012	3,225,000	3,261,281
First Data Corp.
9.875% due 09/24/2015	3,425,000	2,928,375
10.55% due 09/24/2015	5,950,000	4,611,250
Iron Mountain, Inc.
7.75% due 01/15/2015	165,000	164,587
8.00% due 06/15/2020	4,400,000	4,251,500
Lender Processing Services, Inc.
8.125% due 07/01/2016	5,375,000	5,495,938
NCO Group, Inc.
11.875% due 11/15/2014	4,975,000	2,897,938
Rural/Metro Corp.
9.875% due 03/15/2015	1,900,000	1,771,750
12.75 due 03/15/2016	3,880,000	3,259,200
SunGard Data Systems, Inc.
4.875% due 01/15/2014	1,600,000	1,440,000
9.125% due 08/15/2013	365,000	361,350
10.25% due 08/15/2015	13,039,000	12,908,610

		43,351,779

Cable & Television - 7.97%
Charter Communications Holdings II LLC
10.25% due 09/15/2010 ^	1,425,000	1,583,531
Charter Communications Operating LLC
10.00% due 04/30/2012 ^ (f)	10,900,000	10,981,750
10.375% due 04/30/2014 ^ (f)	6,250,000	6,328,125
CSC Holdings, Inc.
6.75% due 04/15/2012	1,825,000	1,834,125
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	9,385,000	9,502,312
DirecTV Holdings LLC
6.375% due 06/15/2015	200,000	202,500
8.375% due 03/15/2013	12,375,000	12,684,375
EchoStar DBS Corp.
6.375% due 10/01/2011	3,791,000	3,795,739
6.625% due 10/01/2014	2,250,000	2,137,500
7.00% due 10/01/2013	600,000	588,000
7.125% due 02/01/2016	4,180,000	4,012,800
7.75% due 05/31/2015	2,750,000	2,695,000
Videotron Ltee
6.375% due 12/15/2015	1,070,000	981,725
6.875% due 01/15/2014	2,460,000	2,352,375
9.125% due 04/15/2018	2,110,000	2,226,050

		61,905,907

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Cellular Communications - 3.32%
Centennial Communications Corp.
6.3469% due 01/01/2013 (b)(f)	$2,875,000	$2,788,750
8.125% due 02/01/2014	403,000	403,000
10.00% due 01/01/2013	7,770,000	7,964,250
Cricket Communications, Inc.
9.375% due 11/01/2014	8,322,000	7,843,485
Crown Castle International Corp.
9.00% due 01/15/2015	1,300,000	1,352,000
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	5,525,000	5,421,406

		25,772,891

Chemicals - 1.01%
American Pacific Corp.
9.00% due 02/01/2015	1,500,000	1,353,750
Huntsman International LLC
7.875% due 11/15/2014	3,550,000	3,159,500
Innophos Holdings, Inc.
9.50% due 04/15/2012 (f)	600,000	564,000
Innophos, Inc.
8.875% due 08/15/2014	2,850,000	2,764,500

		7,841,750

Commercial Services - 0.47%
Mac-Gray Corp.
7.625% due 08/15/2015	3,770,000	3,656,900
Computer Services - 0.69%
Affiliated Computer Services, Inc.
5.20% due 06/01/2015	6,300,000	5,370,750
Computers & Business Equipment - 0.57%
Seagate Technology HDD Holdings
6.375% due 10/01/2011	2,975,000	2,930,375
6.80% due 10/01/2016	1,275,000	1,141,125
Seagate Technology International
10.00% due 05/01/2014 (f)	300,000	321,750

		4,393,250

Containers & Glass - 1.95%
Crown Americas LLC
7.625% due 05/15/2017 (f)	500,000	496,250
Crown Holdings, Inc.
8.00% due 04/15/2023	6,240,000	5,803,200
Graham Packaging Company
9.875% due 10/15/2014	3,260,000	3,243,700
Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016 (f)	1,000,000	995,000
8.25% due 05/15/2013	3,025,000	3,055,250
Owens-Illinois, Inc.
7.80% due 05/15/2018	1,550,000	1,526,750

		15,120,150

Correctional Facilities - 0.94%
Corrections Corp. of America
6.25% due 03/15/2013	2,925,000	2,859,188
7.75% due 06/01/2017	1,000,000	987,500
Geo Group, Inc.
8.25% due 07/15/2013	3,440,000	3,422,800

		7,269,488
Crude Petroleum & Natural Gas - 2.77%
AmeriGas Partners LP
7.125% due 05/20/2016	3,550,000	3,399,125
7.25% due 05/20/2015	800,000	772,000
Calfrac Holdings LP
7.75% due 02/15/2015 (f)	2,925,000	2,661,750
Chesapeake Energy Corp.
6.375% due 06/15/2015	200,000	182,250
6.625% due 01/15/2016	900,000	817,875
7.50% due 09/15/2013	900,000	882,000
7.50% due 06/15/2014	1,355,000	1,314,350
9.50% due 02/15/2015	500,000	510,000
Forest Oil Corp.
7.25% due 06/15/2019	1,875,000	1,762,500
8.50% due 02/15/2014 (f)	250,000	251,250
Hilcorp Energy I LP
7.75% due 11/01/2015 (f)	1,330,000	1,226,925
9.00% due 06/01/2016 (f)	3,625,000	3,461,875
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	1,525,000	1,380,125
SandRidge Energy, Inc., PIK
8.625% due 04/01/2015	3,075,000	2,890,500

		21,512,525

Educational Services - 0.18%
Education Management Corp.
8.75% due 06/01/2014	1,375,000	1,409,375
Electrical Utilities - 1.35%
Calpine Construction Finance Company LP
8.00% due 06/01/2016 (f)	3,625,000	3,606,875
Ipalco Enterprises, Inc.
7.25% due 04/01/2016 (f)	6,025,000	5,844,250
8.625% due 11/14/2011	1,050,000	1,071,000

		10,522,125

Electronics - 0.45%
L-3 Communications Corp.
5.875% due 01/15/2015	3,750,000	3,506,250
Energy - 2.02%
NRG Energy, Inc.
7.25% due 02/01/2014	1,050,000	1,021,125
7.375% due 02/01/2016	6,548,000	6,261,525
7.375% due 01/15/2017	8,800,000	8,382,000

		15,664,650

Financial Services - 6.06%
American General Finance Corp.
6.90% due 12/15/2017	1,450,000	895,327
CIT Group, Inc.
5.65% due 02/13/2017	1,178,000	661,963
5.80% due 10/01/2036	750,000	402,269
6.00% due 04/01/2036	9,905,000	5,231,514
7.625% due 11/30/2012	950,000	538,239
Citigroup, Inc.
5.00% due 09/15/2014	2,600,000	2,382,149
5.625% due 08/27/2012	1,600,000	1,586,298
5.875% due 02/22/2033	3,275,000	2,487,251
6.00% due 10/31/2033	1,300,000	1,001,098
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (f)	1,750,000	1,788,281

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Ford Motor Credit Company LLC
7.00% due 10/01/2013	$1,580,000	$1,408,986
7.25% due 10/25/2011	340,000	319,717
7.375% due 10/28/2009	7,100,000	7,100,589
8.00% due 12/15/2016	6,625,000	5,804,447
GMAC LLC
6.00% due 12/15/2011 (f)	930,000	827,700
Lehman Brothers Holdings, Inc.
7.875% due 08/15/2010 ^	3,425,000	599,375
NSG Holdings, Inc.
7.75% due 12/15/2025 (f)	2,125,000	1,774,375
Nuveen Investments, Inc.
10.50% due 11/15/2015 (f)	13,040,000	9,780,000
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	4,294,000	2,533,460

		47,123,038

Food & Beverages - 0.51%
Del Monte Corp.
8.625% due 12/15/2012	3,850,000	3,931,812
Funeral Services - 1.56%
Carriage Services, Inc.
7.875% due 01/15/2015	2,050,000	1,845,000
Service Corp. International
6.75% due 04/01/2016	1,385,000	1,301,900
6.75% due 04/01/2015	1,067,000	1,010,983
7.00% due 06/15/2017	2,300,000	2,150,500
7.50% due 04/01/2027	3,688,000	3,116,360
7.625% due 10/01/2018	1,930,000	1,847,975
7.875% due 02/01/2013	850,000	824,500

		12,097,218

Gas & Pipeline Utilities - 4.02%
El Paso Corp, Series GMTN
8.05% due 10/15/2030	700,000	626,431
El Paso Corp.
6.875% due 06/15/2014	500,000	487,749
6.95% due 06/01/2028	1,325,000	1,077,425
7.00% due 06/15/2017	3,000,000	2,819,730
7.25% due 06/01/2018	2,500,000	2,368,073
7.75% due 01/15/2032	8,489,000	7,559,089
7.80% due 08/01/2031	2,550,000	2,273,697
8.25% due 02/15/2016	525,000	530,250
Sabine Pass LNG LP
7.50% due 11/30/2016	15,120,000	12,247,200
7.50% due 11/30/2016 (f)	1,563,000	1,266,030

		31,255,674

Healthcare Products - 1.37%
Biomet, Inc.
11.625% due 10/15/2017	6,590,000	6,968,925
The Cooper Companies, Inc.
7.125% due 02/15/2015	3,916,000	3,685,935

		10,654,860

Healthcare Services - 5.59%
Centene Corp.
7.25% due 04/01/2014	2,625,000	2,516,719
Community Health Systems, Inc.
8.875% due 07/15/2015	10,310,000	10,348,662
DaVita, Inc.
6.625% due 03/15/2013	1,375,000	1,333,750
HCA, Inc.
7.875% due 02/01/2011	885,000	889,425
8.50% due 04/15/2019 (f)	2,125,000	2,151,563
9.125% due 11/15/2014	600,000	606,000
9.25% due 11/15/2016	5,975,000	6,049,687
HCA, Inc., PIK
9.625% due 11/15/2016	1,709,000	1,726,090
Health Management Associates, Inc.
6.125% due 04/15/2016	2,000,000	1,785,000
Healthsouth Corp.
10.75% due 06/15/2016	2,100,000	2,220,750
Multiplan, Inc.
10.375% due 04/15/2016 (f)	2,700,000	2,619,000
Sun Healthcare Group, Inc.
9.125% due 04/15/2015	3,967,000	3,907,495
Tenet Healthcare Corp.
6.875% due 11/15/2031	657,000	433,620
9.00% due 05/01/2015 (f)	2,350,000	2,408,750
10.00% due 05/01/2018 (f)	1,850,000	1,993,375
United Surgical Partners International, Inc.
8.875% due 05/01/2017	2,600,000	2,444,000

		43,433,886

Hotels & Restaurants - 0.74%
O’Charleys, Inc.
9.00% due 11/01/2013	6,225,000	5,789,250
Household Appliances - 0.43%
ALH Finance LLC
8.50% due 01/15/2013	3,650,000	3,376,250
Industrial Machinery - 0.79%
Altra Industrial Motion, Inc.
9.00% due 12/01/2011	3,550,000	3,567,750
H&E Equipment Services, Inc.
8.375% due 07/15/2016	3,025,000	2,601,500

		6,169,250

Insurance - 0.88%
HUB International Holdings, Inc.
10.25% due 06/15/2015 (f)	3,900,000	3,276,000
USI Holdings Corp.
9.75% due 05/15/2015 (f)	4,400,000	3,591,500

		6,867,500

Leisure Time - 3.36%
AMC Entertainment, Inc.
8.75% due 06/01/2019	4,525,000	4,491,062
Ameristar Casinos, Inc.
9.25% due 06/01/2014 (f)	800,000	818,000
Chukchansi Economic Development Authority
4.9125% due 11/15/2012 (b)(f)	875,000	643,125
8.00% due 11/15/2013 (f)	2,442,000	1,953,600
Cinemark USA, Inc.
8.625% due 06/15/2019 (f)	7,100,000	7,171,000
Penn National Gaming, Inc.
6.875% due 12/01/2011	4,005,000	4,005,000
Regal Cinemas Corp.
8.625% due 07/15/2019 (f)	1,325,000	1,338,250

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
River Rock Entertainment Authority
9.75% due 11/01/2011	$4,635,000	$4,078,800
Yonkers Racing Corp.
11.375% due 07/15/2016 (f)	1,550,000	1,577,125

		26,075,962

Mining - 1.61%
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	1,450,000	1,511,625
8.375% due 04/01/2017	10,550,000	10,998,375

		12,510,000

Oil & Gas Drilling - 0.00%
National Oilwell Varco, Inc., Series B
6.125% due 08/15/2015	23,000	23,302
Paper - 0.39%
AbitibiBowater, Inc.
9.375% due 12/15/2021 ^	675,000	121,500
Bowater Canada Finance Corp.
7.95% due 11/15/2011 ^	23,000	4,370
Georgia-Pacific Corp.
7.125% due 01/15/2017 (f)	2,305,000	2,212,800
P. H. Glatfelter Company
7.125% due 05/01/2016	725,000	681,500

		3,020,170

Petroleum Services - 0.96%
Key Energy Services, Inc.
8.375% due 12/01/2014	4,575,000	4,140,375
Swift Energy Company
7.125% due 06/01/2017	4,250,000	3,357,500

		7,497,875

Pharmaceuticals - 0.77%
Omnicare, Inc.
6.125% due 06/01/2013	750,000	697,500
6.875% due 12/15/2015	3,795,000	3,548,325
Omnicare, Inc., Series OCR
3.25% due 12/15/2035	2,350,000	1,746,917

		5,992,742

Publishing - 0.88%
Nielsen Finance LLC
10.00% due 08/01/2014	725,000	685,125
11.50% due 05/01/2016	400,000	398,000
Nielsen Finance LLC, Discount Notes zero coupon, step up to 12.50% on
08/01/2011 due 08/01/2016	8,275,000	5,792,500

		6,875,625

Real Estate - 1.14%
National Retail Properties, Inc.
5.125% due 06/15/2028	3,700,000	3,686,125
6.875% due 10/15/2017	1,375,000	1,254,155
Realty Income Corp.
6.75% due 08/15/2019	3,550,000	3,457,299
Ventas Realty LP, Series 1
6.50% due 06/01/2016	500,000	463,750

		8,861,329
Retail - 0.52%
Federated Retail Holdings, Inc.
5.35% due 03/15/2012	250,000	237,500
Suburban Propane Partners LP
6.875% due 12/15/2013	1,425,000	1,382,250
Toys R Us Property Company I LLC
10.75% due 07/15/2017 (f)	2,400,000	2,436,000

		4,055,750

Sanitary Services - 0.46%
Allied Waste North America, Inc.
6.50% due 11/15/2010	800,000	823,000
6.875% due 06/01/2017	750,000	781,875
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	300,000	309,750
7.125% due 05/15/2016	1,600,000	1,664,000

		3,578,625

Software - 0.18%
Open Solutions, Inc.
9.75% due 02/01/2015 (f)	2,145,000	1,404,975
Telecommunications Equipment & Services - 2.69%
CC Holdings GS V LLC
7.75% due 05/01/2017 (f)	7,175,000	7,246,750
Intelsat Corp.
9.25% due 08/15/2014	5,925,000	6,013,875
9.25% due 06/15/2016	2,200,000	2,227,500
SBA Telecommunications, Inc.
8.00% due 08/15/2016 (f)	600,000	598,500
8.25% due 08/15/2019 (f)	300,000	301,500
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014	3,825,000	3,891,938
United States West Communications, Inc.
6.875% due 09/15/2033	850,000	663,000

		20,943,063

Telephone - 4.93%
Alltel Corp.
7.875% due 07/01/2032	2,950,000	3,617,977
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	3,450,000	3,329,250
Qwest Corp.
3.8794% due 06/15/2013 (b)	1,700,000	1,572,500
6.50% due 06/01/2017	1,250,000	1,150,000
7.50% due 06/15/2023	1,000,000	850,000
7.50% due 10/01/2014	500,000	495,625
7.625% due 06/15/2015	300,000	297,750
7.875% due 09/01/2011	2,800,000	2,856,000
8.875% due 03/15/2012	2,625,000	2,703,750
Sprint Capital Corp.
6.875% due 11/15/2028	2,100,000	1,527,750
8.75% due 03/15/2032	21,550,000	17,886,500
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015	2,000,000	2,017,500

		38,304,602

Tires & Rubber - 0.42%
American Tire Distributors Holdings, Inc.
6.8469% due 04/01/2012 (b)	450,000	342,000
10.75% due 04/01/2013	1,475,000	1,224,250

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Tires & Rubber (continued)
Goodyear Tire & Rubber Company
5.01% due 12/01/2009 (b)	$400,000	$398,500
7.857% due 08/15/2011	1,275,000	1,268,625

		3,233,375
Tobacco - 0.48%
Reynolds American, Inc.
6.50% due 07/15/2010	250,000	257,571
7.625% due 06/01/2016	3,260,000	3,439,407

		3,696,978
Transportation - 1.42%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014	3,225,000	3,063,750
Overseas Shipholding Group, Inc.
7.50% due 02/15/2024	3,745,000	2,996,000
RailAmerica, Inc.
9.25% due 07/01/2017 (f)	3,325,000	3,437,219
Trailer Bridge, Inc.
9.25% due 11/15/2011	1,750,000	1,566,250

		11,063,219

TOTAL CORPORATE BONDS (Cost $584,764,462)		$582,384,657

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.14%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	1,250,000	1,094,537

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,249,977)		$1,094,537

COMMON STOCKS - 0.02%
Leisure Time - 0.02%
Tropicana Las Vegas Resort & Casino LLC *	7,500	125,003

TOTAL COMMON STOCKS (Cost $750,000)		$125,003

PREFERRED STOCKS - 0.06%
Financial Services - 0.04%
Preferred Blocker, Inc., 7.00% (f)	719	334,492
Leisure Time - 0.02%
Tropicana Las Vegas Resort & Casino LLC *	1,270	127,000

TOTAL PREFERRED STOCKS (Cost $270,475)		$461,492

TERM LOANS - 18.09%
Advertising - 0.06%
Getty Images, Inc.
6.250% due 07/02/2015 (b)	441,563	443,439
Agriculture - 0.03%
WM Bolthouse Farm, Inc.
2.563% d1ue 06/30/2012 (b)	223,585	215,759
Apparel & Textiles - 0.05%
Iconix Brand Group, Inc.
2.520% due 11/07/2013 (b)	425,095	403,840
Auto Parts - 1.09%
Allison Transmission, Inc., Tranche B
3.030% due 08/07/2014 (b)	3,343,868	2,854,828
Federal Mogul Corp., Tranche B
2.217%1 due 12/27/2014 (b)	$2,842,382	$2,153,104
Federal Mogul Corp., Tranche C
2.216% due 12/27/2015 (b)	2,756,539	2,088,078
Pep Boys - Manny, Moe & Jack
2.670% due 01/31/2013 (b)	235,952	211,177
Tire Rack Holdings, Inc., Tranche B
2.020% due 06/24/2012 (b)	1,250,084	1,127,160

		8,434,347
Automobiles - 0.83%
Ford Motor Company, Tranche B
3.495% due 11/29/2013 (b)	7,444,325	6,450,508
Broadcasting - 0.19%
Barrington Broadcasting Company
4.720% due 08/11/2013 (b)	1,226,906	751,480
Citadel Broadcasting Corp.
2.341% due 06/12/2014 (b)	1,250,000	707,500

		1,458,980
Business Services - 0.65%
Acosta, Inc.
2.540% due 07/28/2013 (b)	765,332	724,196
Coinmach Laundry Corp.
3.430% due 12/19/2012 (b)	987,469	839,348
First Data Corp., Tranche B2
3.017% due 09/24/2014 (b)	2,845,558	2,367,741
Reynolds & Reynolds Company, Inc.
2.261% due 10/24/2012 (b)	154,988	134,258
SunGard Data Systems, Inc., Tranche B1
2.026% due 01/31/2013 (b)	1,089,653	1,020,460

		5,086,003
Cable & Television - 0.95%
Charter Communications Operating LLC, Tranche 3
6.750% due 03/01/2014 ^ (b)	1,750,000	1,477,656
Charter Communications Operating LLC, Tranche B
6.250% due 03/06/2014 ^ (b)	738,750	685,652
Gray Television, Inc.
3.780% due 12/31/2014 (b)	4,900,515	3,534,496
Local TV Finance LLC
2.270% due 05/07/2013 (b)	2,431,614	1,661,603

		7,359,407
Cellular Communications - 0.19%
Crown Castle International Corp.
7.761% due 03/05/2014 (b)	1,592,732	1,509,613
Chemicals - 0.72%
Celanese Holdings LLC, Letter of Credit
2.345% due 04/02/2014 (b)	2,562,620	2,383,236
Celanese Holdings LLC, Tranche B
2.806% due 04/02/2014 (b)	166,667	158,776
Huntsman International LLC
2.011% due 04/19/2014 (b)	3,252,034	3,029,813

		5,571,825
Computer Services - 0.17%
Affiliated Computer Services, Inc.
2.263% due 03/29/2013 (b)	1,332,434	1,302,216

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)
Containers & Glass - 0.09%
Graham Packaging Company
2.563% due 10/07/2011 (b)	$748,087	$727,514
Crude Petroleum & Natural Gas - 0.43%
Coffeyville Resources, Inc., Letter of Credit
8.750% due 12/28/2010 (b)	618,259	604,348
Coffeyville Resources, Inc., Tranche D
8.750% due 12/28/2013 (b)	2,772,680	2,717,226

		3,321,574
Distribution/Wholesale - 0.09%
Adesa, Inc.
0.00% due 10/21/2013 (b)(m)	750,000	704,063
Educational Services - 0.21%
Education Management Corp., Tranche C
2.375% due 05/29/2011 (b)	1,691,953	1,617,225
Electrical Utilities - 2.04%
Calpine Corp.
3.475% due 03/29/2014 (b)	5,124,489	4,702,518
NSG Holdings
2.129% due 06/15/2014 (b)	144,496	133,298
NSG Holdings, Letter of Credit
2.129% due 06/15/2014 (b)	24,169	22,296
Texas Competitive Electric Holdings Company LLC
3.776% due 10/10/2014 (b)	1,000,000	752,660
Texas Competitive Electric Holdings Company
LLC, Tranche B3
3.761% due 10/10/2014 (b)	13,584,525	10,280,578

		15,891,350
Energy - 1.18%
Covanta Energy Corp., Letter of Credit
1.995% due 02/02/2014 (b)	1,013,742	969,814
Covanta Energy Corp., Tranche B
1.813% due 02/02/2014 (b)	2,012,833	1,925,611
Longview Power LLC, Letter of Credit
2.875% due 02/28/2013 (b)	166,667	135,833
Longview Power LLC, Tranche B
2.938% due 02/28/2014 (b)	500,000	407,500
Longview Power LLC, Tranche Delayed Draw
2.938% due 02/28/2014 (b)	583,333	475,417
NRG Energy, Inc.
2.252% due 02/01/2013 (b)	1,366,771	1,288,958
NRG Energy, Inc., Tranche L
2.348% due 02/01/2013 (b)	732,624	690,915
TPF Generation Holdings LLC
2.598% due 12/15/2011 (b)	90,298	85,364
TPF Generation Holdings LLC, Letter of Credit
2.598% due 12/15/2013 (b)	288,051	272,311
TPF Generation Holdings LLC, Tranche 2
4.511% due 12/15/2014 (b)	2,550,000	2,144,124
TPF Generation Holdings LLC, Tranche B
2.261% due 12/15/2013 (b)	820,094	775,281

		9,171,128
Financial Services - 1.10%
Emdeon Business Services LLC, Tranche 1B
2.461% due 11/16/2013 (b)	457,036	440,469
Emdeon Business Services LLC, Tranche 2
5.463% due 05/16/2014 (b)	2,700,000	2,544,750
Linsco/Private Ledger Corp., Tranche B
2.175% due 06/27/2013 (b)	2,339,211	2,154,023
Nuveen Investments, Inc.
3.386% due 11/13/2014 (b)	1,092,845	887,026
TD Ameritrade Holding Corp.
1.770% due 12/31/2012 (b)	1,000,000	974,750
VNU Nielsen Financial LLC
2.276%1 due 08/09/2013 (b)	1,656,725	1,527,500

		8,528,518
Food & Beverages - 0.42%
Dole Foods Company, Tranche B
8.000% due 04/12/2013 (b)	619,549	623,518
Dole Foods Company, Tranche C
8.000% due 04/12/2013 (b)	2,308,495	2,323,283
Dole Foods, Letter of Credit
7.366% due 04/12/2013 (b)	354,415	356,685

		3,303,486
Gas & Pipeline Utilities - 0.38%
Dynegy Holdings, Inc.
4.020% due 04/02/2013 (b)	2,914,662	2,800,990
Dynegy Holdings, Inc., Tranche B
4.020% due 03/31/2013 (b)	134,691	129,438

		2,930,428
Healthcare Products - 0.42%
AGA Medical Corp., Tranche B
2.313% due 04/28/2013 (b)	3,850,000	3,253,250
Healthcare Services - 1.49%
Carestream Health, Inc., Tranche B
2.261% due 04/30/2013 (b)	646,077	597,945
Community Health Systems, Inc., Tranche B
2.612% due 06/30/2014 (b)	2,716,388	2,530,486
Community Health Systems, Inc., Tranche Delayed
Draw
2.511% due 06/30/2014 (b)	138,578	129,094
HCA, Inc., Tranche A
2.0975% due 11/18/2012 (b)	4,548,467	4,246,499
Health Management Associates, Inc.
2.348% due 02/28/2014 (b)	1,113,695	1,043,742
Healthsouth Corp., Tranche B
2.530% due 03/10/2013 (b)	815,449	788,656
Rural/Metro Operating Company, LLC
3.776% due 03/04/2011 (b)	165,778	162,462
3.790% due 03/04/2011 (b)	113,039	110,778
Sun Healthcare Group, Inc.
2.683% due 04/12/2014 (b)	593,167	538,299
Sun Healthcare Group, Inc., Letter of Credit
2.598% due 04/12/2014 (b)	124,251	112,758
United Surgical Partners International, Inc.
0.00% due 04/19/2014 (m)	171,903	159,010
0.00% due 04/19/2014 (m)	1,292,600	1,195,655

		11,615,384
Insurance - 0.29%
AmWINS Group, Inc., First Lien
2.981% due 06/07/2013 (b)	2,236,804	1,487,474

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)
Insurance (continued)
AmWINS Group, Inc., Second Lien
6.110% due 06/07/2014 (b)	$1,950,000	$780,000

		2,267,474
Internet Service Provider - 0.26%
Web Services Company LLC
7.000% due 08/04/2014 (b)	2,034,625	2,014,279
Leisure Time - 2.04%
CCM Merger, Inc.
8.50% due 07/21/2012 (b)	2,870,812	2,679,424
Greektown Casino LLC, Tranche B
5.50% due 12/03/2012 ^ (b)	1,600,000	1,172,000
Greektown Holdings, LLC
5.50% due 03/23/2014 ^ (b)	758,453	555,567
16.75% due 09/09/2009 ^ (b)	3,137,655	3,145,499
Greenwood Racing
2.520% due 11/14/2011 (b)	969,908	945,660
HMSC Corp.
5.761% due 04/03/2014 (b)	550,000	192,500
HMSC Corp., First Lien
2.511% due 04/03/2014 (b)	394,950	254,742
Live Nation Worldwide
3.713% due 12/21/2013 (b)	458,134	421,483
National Cinemedia LLC
2.380% due 02/13/2015 (b)	1,112,000	1,041,388
Penn National Gaming, Inc.
2.026% due 05/26/2012 (b)	4,823,055	4,687,406
Regal Cinemas Corp.
4.348% due 11/10/2010 (b)	189,897	188,236
Riviera Holding Corp.
7.36% due 06/08/2014 (b)	1,250,000	606,250

		15,890,155
Machinery-Electrical - 0.04%
Alliance Laundry Systems
3.023% due 01/27/2012 (b)	360,000	345,150
Manufacturing - 0.11%
Rexnord Holdings, Inc.
7.668% due 02/21/2013 (b)	1,563,584	820,881
Paper - 0.66%
Georgia-Pacific Corp., Tranche B
2.614% due 12/23/2012 (b)	3,487,131	3,368,817
Georgia-Pacific Corp., Tranche B2
2.369% due 12/22/2012 (b)	1,847,766	1,785,073

		5,153,890
Real Estate - 0.52%
Capital Automotive LP
2.04% due 12/16/2010 (b)	4,869,789	4,054,100
Software - 0.12%
Vertafore, Inc.
2.893% due 03/15/2012 (b)	997,455	942,595
Telecommunications Equipment &
Services - 0.68%
Intelsat Corp., Term Loan B2A
2.776% due 01/03/2014 (b)	165,425	156,844
Intelsat Corp., Term Loan B2B
2.776% due 01/03/2014 (b)	165,374	156,797
Intelsat Corp., Term Loan B2C
2.776% due 01/03/2014 (b)	165,374	156,796
Intelsat, Ltd., Tranche B
2.776% due 07/28/2011 (b)	3,003,062	2,848,404
Level 3 Communications, Inc.
2.691% due 03/01/2014 (b)	2,250,000	1,929,778

		5,248,619
Tires & Rubber - 0.59%
Goodyear Tire & Rubber Company, Tranche 2
2.020% due 04/30/2014 (b)	4,950,000	4,566,375

TOTAL TERM LOANS (Cost $142,006,486)		$140,603,375

REPURCHASE AGREEMENTS - 6.62%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $51,469,100 on 09/01/2009, collateralized by $52,110,000 Federal Home Loan Bank, 0.93% due 03/30/2010 (valued at $52,500,825, including interest)	$51,469,000	$51,469,000

TOTAL REPURCHASE AGREEMENTS (Cost $51,469,000)		$51,469,000

Total Investments (U.S. High Yield Bond Fund) (Cost $780,510,400) - 99.87%		$776,138,064
Other assets and liabilities, net - 0.13%		1,047,422

TOTAL NET ASSETS - 100.00%		$777,185,486

U.S. Multi Sector Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 95.05%
Aerospace - 0.77%
General Dynamics Corp.	51,300	$3,036,447
Goodrich Corp.	3,000	165,480
Rockwell Collins, Inc.	1,700	78,268
United Technologies Corp.	57,900	3,436,944

		6,717,139
Agriculture - 0.06%
Archer-Daniels-Midland Company	18,800	542,004
Air Travel - 0.01%
Southwest Airlines Company	14,100	115,338
Apparel & Textiles - 0.35%
Coach, Inc.	88,200	2,495,178
NIKE, Inc., Class B	3,400	188,326
Polo Ralph Lauren Corp., Class A	5,300	351,814

		3,035,318
Auto Parts - 0.33%
Advance Auto Parts, Inc.	8,200	346,860
AutoZone, Inc. *	9,560	1,407,710

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. Multi Sector Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Auto Parts (continued)
Genuine Parts Company	5,700	$211,128
Johnson Controls, Inc.	18,500	458,245
O’Reilly Automotive, Inc. *	12,100	463,188

		2,887,131
Auto Services - 0.05%
AutoNation, Inc. * (a)	15,800	299,884
Copart, Inc. *	3,600	127,224

		427,108
Automobiles - 0.09%
Ford Motor Company *	108,200	822,320
Banking - 0.64%
Bank of America Corp.	194,700	3,424,773
BB&T Corp.	42,300	1,181,862
City National Corp. (a)	3,000	118,500
Comerica, Inc.	8,500	226,695
Cullen Frost Bankers, Inc.	3,100	152,768
First Horizon National Corp. *	11,378	152,238
KeyCorp	4,400	29,304
U.S. Bancorp	13,300	300,846

		5,586,986
Biotechnology - 2.74%
Amgen, Inc. *	366,100	21,870,814
Biogen Idec, Inc. *	20,500	1,029,305
Cephalon, Inc. * (a)	4,900	278,957
Genzyme Corp. *	5,800	323,118
Life Technologies Corp. *	1,800	80,154
Myriad Genetics, Inc. *	8,700	265,959

		23,848,307
Broadcasting - 0.04%
Discovery Communications, Inc., Series A *	4,100	106,272
Liberty Media Corp. - Entertainment, Series A *	8,200	228,698

		334,970
Building Materials & Construction - 0.01%
Masco Corp.	7,300	105,704
Business Services - 0.48%
Affiliated Computer Services, Inc., Class A *	5,700	255,360
Alliance Data Systems Corp. * (a)	5,800	322,248
Automatic Data Processing, Inc.	15,300	586,755
Computer Sciences Corp. *	6,100	297,985
Dun & Bradstreet Corp.	2,300	167,992
FactSet Research Systems, Inc. (a)	1,100	60,544
Fiserv, Inc. *	5,900	284,675
Global Payments, Inc.	17,900	759,676
H & R Block, Inc.	30,700	530,496
Iron Mountain, Inc. *	5,300	155,237
Manpower, Inc.	1,900	98,230
Moody’s Corp.	13,800	375,912
URS Corp. *	5,800	250,734

		4,145,844
Cable & Television - 0.29%
Cablevision Systems Corp., Class A	7,100	158,614
Comcast Corp., Class A	92,200	1,412,504
DIRECTV Group, Inc. * (a)	19,900	492,724
Time Warner Cable, Inc. *	7,912	292,111
Viacom, Inc., Class B *	6,800	170,272

		2,526,225
Cellular Communications - 0.09%
MetroPCS Communications, Inc. *	6,200	49,352
Motorola, Inc.	90,100	646,918
NII Holdings, Inc. *	3,500	82,985

		779,255
Chemicals - 0.10%
Dow Chemical Company	35,100	747,279
The Scotts Miracle-Gro Company, Class A	3,100	126,139

		873,418
Colleges & Universities - 0.02%
Career Education Corp. *	5,800	137,750
Computer Services - 0.01%
NetApp, Inc. *	3,700	84,175
Computers & Business Equipment - 5.13%
Apple, Inc. *	18,930	3,184,215
Brocade Communications Systems, Inc. *	9,800	70,854
Cisco Systems, Inc. *	1,119,600	24,183,360
Cognizant Technology Solutions Corp., Class A *	7,800	272,064
Dell, Inc. *	126,600	2,004,078
EMC Corp. *	42,500	675,750
Hewlett-Packard Company	36,900	1,656,441
International Business Machines Corp.	99,100	11,698,755
Juniper Networks, Inc. *	6,200	143,034
SanDisk Corp. *	14,300	253,110
Western Digital Corp. *	13,700	469,636

		44,611,297
Construction Materials - 0.16%
Martin Marietta Materials, Inc.	1,700	148,886
The Sherwin-Williams Company	17,500	1,053,500
Vulcan Materials Company	3,200	160,128

		1,362,514
Containers & Glass - 0.03%
Pactiv Corp. *	10,900	270,865
Cosmetics & Toiletries - 3.99%
Avon Products, Inc.	45,000	1,434,150
Colgate-Palmolive Company	146,200	10,628,740
Estee Lauder Companies, Inc., Class A	16,200	580,770
Kimberly-Clark Corp.	71,800	4,341,028
Procter & Gamble Company	327,200	17,704,792

		34,689,480
Crude Petroleum & Natural Gas - 0.35%
Apache Corp.	2,280	193,686
Cimarex Energy Company	8,400	327,936
Noble Energy, Inc.	4,600	278,116
Occidental Petroleum Corp.	13,500	986,850
Patterson-UTI Energy, Inc.	11,700	155,493
Plains Exploration & Production Company *	4,400	115,500
Southwestern Energy Company *	14,100	519,726
Sunoco, Inc.	12,300	330,870

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. Multi Sector Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas
(continued)
XTO Energy, Inc.	4,400	$169,840

		3,078,017
Drugs & Health Care - 0.02%
Dendreon Corp. *	6,200	144,894
Educational Services - 0.81%
Apollo Group, Inc., Class A *	73,000	4,731,860
ITT Educational Services, Inc. *	20,700	2,173,293
Strayer Education, Inc.	760	160,436

		7,065,589
Electrical Equipment - 0.02%
FLIR Systems, Inc. *	6,600	151,932
Electrical Utilities - 0.31%
CMS Energy Corp.	11,800	158,238
Consolidated Edison, Inc.	14,800	594,812
FPL Group, Inc.	4,600	258,428
PG&E Corp.	26,300	1,067,517
Pinnacle West Capital Corp.	4,900	161,259
Southern Company	13,900	433,680

		2,673,934
Electronics - 0.09%
Amphenol Corp., Class A	3,200	111,872
Arrow Electronics, Inc. *	5,600	154,784
Avnet, Inc. *	7,100	189,215
L-3 Communications Holdings, Inc.	4,700	349,680

		805,551
Energy - 0.01%
Progress Energy, Inc.	2,900	114,637
Financial Services - 1.16%
Affiliated Managers Group, Inc. *	1,200	78,396
BlackRock, Inc.	420	83,819
Capital One Financial Corp.	4,100	152,889
Citigroup, Inc.	103,800	519,000
CME Group, Inc.	1,240	360,890
Fidelity National Financial, Inc., Class A	16,500	247,830
Fidelity National Information Services, Inc.	7,100	174,376
Goldman Sachs Group, Inc.	24,530	4,058,734
IntercontinentalExchange, Inc. *	2,800	262,640
JPMorgan Chase & Company	11,700	508,482
Morgan Stanley	22,600	654,496
People’s United Financial, Inc.	13,500	216,810
SEI Investments Company	19,000	350,360
State Street Corp.	1,600	83,968
TD Ameritrade Holding Corp. *	4,400	84,656
Wells Fargo & Company	82,500	2,270,400

		10,107,746
Food & Beverages - 7.41%
Campbell Soup Company	22,300	699,328
Coca-Cola Enterprises, Inc.	21,600	436,536
Dean Foods Company *	6,600	119,724
General Mills, Inc.	44,600	2,663,958
Green Mountain Coffee Roasters, Inc. * (a)	1,200	72,228
H.J. Heinz Company	14,300	550,550
Hansen Natural Corp. *	7,700	251,482
Hershey Company	28,100	1,102,363
J.M. Smucker Company	4,000	209,080
Kellogg Company	35,700	1,681,113
Kraft Foods, Inc., Class A	44,176	1,252,390
Pepsi Bottling Group, Inc.	8,800	314,424
PepsiCo, Inc.	380,100	21,540,267
Ralcorp Holdings, Inc. *	1,800	112,914
Sysco Corp.	11,700	298,233
The Coca-Cola Company	676,500	32,992,905
Tyson Foods, Inc., Class A	17,100	205,029

		64,502,524
Furniture & Fixtures - 0.03%
Leggett & Platt, Inc.	12,400	226,300
Healthcare Products - 5.97%
Baxter International, Inc.	13,300	757,036
C.R. Bard, Inc.	3,300	265,914
Edwards Lifesciences Corp. *	3,300	204,204
Gen-Probe, Inc. *	2,900	111,795
Inverness Medical Innovations, Inc. *	2,400	85,440
Johnson & Johnson	665,600	40,228,864
Medtronic, Inc.	183,400	7,024,220
ResMed, Inc. *	3,700	169,867
Stryker Corp.	11,300	468,498
Zimmer Holdings, Inc. *	55,100	2,608,985

		51,924,823
Healthcare Services - 4.02%
Cardinal Health, Inc.	29,800	1,030,484
Cerner Corp. *	4,700	290,037
Covance, Inc. *	2,600	138,060
Coventry Health Care, Inc. *	22,100	482,443
DaVita, Inc. *	3,700	191,327
Express Scripts, Inc. *	19,900	1,437,178
Humana, Inc. *	3,000	107,100
McKesson Corp.	37,700	2,143,622
Medco Health Solutions, Inc. *	8,500	469,370
Omnicare, Inc.	10,800	247,212
Quest Diagnostics, Inc.	14,100	760,836
UnitedHealth Group, Inc.	732,000	20,496,000
WellPoint, Inc. *	135,000	7,134,750

		34,928,419
Holdings Companies/Conglomerates - 0.02%
Textron, Inc.	9,800	150,528
Homebuilders - 0.05%
NVR, Inc. *	247	166,787
Pulte Homes, Inc.	16,400	209,592
Toll Brothers, Inc. *	3,600	81,864

		458,243
Hotels & Restaurants - 0.78%
Darden Restaurants, Inc.	6,500	214,045
Marriott International, Inc., Class A	7,227	172,732
McDonald’s Corp.	97,500	5,483,400
Starbucks Corp. *	39,500	750,105

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. Multi Sector Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants (continued)
Yum! Brands, Inc.	4,100	$140,425

		6,760,707

Household Products - 0.22%
Church & Dwight, Inc.	2,400	137,112
Clorox Company	23,100	1,364,979
Energizer Holdings, Inc. *	6,000	392,580

		1,894,671

Industrial Machinery - 0.06%
Parker-Hannifin Corp.	7,500	364,950
W.W. Grainger, Inc.	1,400	122,458

		487,408

Industrials - 0.21%
Fastenal Company (a)	11,100	401,820
General Electric Company	104,800	1,456,720

		1,858,540

Insurance - 1.50%
AFLAC, Inc.	9,400	381,828
Allstate Corp.	50,000	1,469,500
Aon Corp.	2,500	104,400
Arthur J. Gallagher & Company	5,800	137,866
Assurant, Inc.	6,200	185,690
Brown & Brown, Inc.	12,600	250,362
Chubb Corp.	34,000	1,679,260
CIGNA Corp.	10,900	320,787
CNA Financial Corp. *	9,000	220,230
First American Corp.	5,100	160,752
Hartford Financial Services Group, Inc.	11,000	260,920
HCC Insurance Holdings, Inc.	10,200	269,688
Markel Corp. *	640	210,471
Marsh & McLennan Companies, Inc.	34,100	802,714
MetLife, Inc.	16,000	604,160
Old Republic International Corp.	14,675	174,779
Progressive Corp. *	27,800	459,256
Prudential Financial, Inc.	5,500	278,190
The Travelers Companies, Inc.	80,400	4,053,768
Torchmark Corp.	6,600	281,226
Unum Group	16,700	376,251
W.R. Berkley Corp.	13,700	350,035

		13,032,133

International Oil - 9.63%
Anadarko Petroleum Corp.	5,800	306,646
Chevron Corp.	448,100	31,340,114
ConocoPhillips Company	131,500	5,921,445
Exxon Mobil Corp.	661,900	45,770,385
Nabors Industries, Ltd. *	23,900	422,552

		83,761,142

Internet Content - 2.53%
Google, Inc., Class A *	47,500	21,929,325
Yahoo!, Inc. *	5,700	83,277

		22,012,602

Internet Retail - 0.77%
Amazon.com, Inc. *	24,500	1,989,155
eBay, Inc. *	192,300	4,257,522
Expedia, Inc. *	3,900	89,895
Netflix, Inc. * (a)	4,400	192,104
Priceline.com, Inc. *	1,270	195,555

		6,724,231

Internet Service Provider - 0.01%
Equinix, Inc. *	900	75,834

Internet Software - 0.15%
Akamai Technologies, Inc. *	5,000	88,200
McAfee, Inc. *	13,900	552,942
Symantec Corp. *	42,000	635,040

		1,276,182

Leisure Time - 0.02%
International Game Technology	4,000	83,680
Penn National Gaming, Inc. *	3,700	108,077

		191,757

Liquor - 0.02%
Constellation Brands, Inc., Class A *	9,900	146,421
Manufacturing - 0.79%
3M Company	87,800	6,330,380
Danaher Corp.	4,100	248,911
Harley-Davidson, Inc.	13,500	323,730

		6,903,021

Metal & Metal Products - 0.09%
Reliance Steel & Aluminum Company	2,600	96,044
Southern Copper Corp. (a)	23,000	649,980

		746,024

Mining - 0.04%
Freeport-McMoRan Copper & Gold, Inc., Class B	5,800	365,284

Multimedia - 0.02%
Time Warner, Inc.	6,700	186,997

Petroleum Services - 0.17%
Baker Hughes, Inc.	3,900	134,355
BJ Services Company	18,500	297,110
ENSCO International, Inc.	7,100	261,990
Valero Energy Corp.	43,500	815,190

		1,508,645

Pharmaceuticals - 13.72%
Abbott Laboratories	247,900	11,212,517
Allergan, Inc.	10,300	575,976
AmerisourceBergen Corp.	56,800	1,210,408
Bristol-Myers Squibb Company	269,400	5,961,822
Eli Lilly & Company (a)	347,900	11,640,734
Endo Pharmaceutical Holdings, Inc. *	7,900	178,303
Forest Laboratories, Inc. *	108,200	3,167,014
Gilead Sciences, Inc. *	65,800	2,964,948
King Pharmaceuticals, Inc. *	12,000	124,560
Merck & Company, Inc. (a)	470,900	15,271,287
Mylan, Inc. * (a)	13,500	198,045
Pfizer, Inc.	2,999,100	50,084,970
Schering-Plough Corp.	53,100	1,496,358
Vertex Pharmaceuticals, Inc. *	12,200	456,402

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. Multi Sector Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Watson Pharmaceuticals, Inc. *	3,900	$137,631
Wyeth	306,600	14,670,810

		119,351,785

Publishing - 0.02%
McGraw-Hill Companies, Inc.	4,400	147,884

Railroads & Equipment - 0.08%
Norfolk Southern Corp.	15,100	692,637

Retail Grocery - 0.12%
SUPERVALU, Inc.	8,990	129,006
The Kroger Company	34,900	753,491
Whole Foods Market, Inc. * (a)	6,600	191,928

		1,074,425

Retail Trade - 9.14%
Abercrombie & Fitch Company, Class A (a)	8,700	280,923
American Eagle Outfitters, Inc.	15,500	209,250
Bed Bath & Beyond, Inc. * (a)	41,400	1,510,272
Best Buy Company, Inc.	28,200	1,023,096
CarMax, Inc. *	4,900	84,819
Dollar Tree, Inc. *	13,200	659,208
Family Dollar Stores, Inc.	16,900	511,732
Home Depot, Inc. (a)	442,500	12,075,825
J.C. Penney Company, Inc.	2,600	78,104
Kohl’s Corp. *	35,000	1,805,650
Limited Brands, Inc.	17,900	267,068
Lowe’s Companies, Inc.	168,800	3,629,200
Nordstrom, Inc. (a)	3,000	84,120
PetSmart, Inc.	12,600	263,466
Ross Stores, Inc.	13,600	634,304
Sears Holdings Corp. * (a)	2,400	152,280
Staples, Inc.	31,400	678,554
Target Corp.	33,400	1,569,800
The Gap, Inc.	20,200	396,930
TJX Companies, Inc.	6,400	230,080
Urban Outfitters, Inc. *	8,100	230,283
Walgreen Company	345,000	11,688,600
Wal-Mart Stores, Inc.	814,900	41,453,963

		79,517,527

Sanitary Services - 0.06%
Aqua America, Inc.	6,500	109,525
Waste Management, Inc.	14,100	422,013

		531,538

Semiconductors - 0.26%
Altera Corp.	15,700	301,597
Broadcom Corp., Class A *	20,400	580,380
Cree, Inc. *	4,700	173,148
NVIDIA Corp. *	19,000	275,880
Texas Instruments, Inc.	21,500	528,685
Xilinx, Inc.	18,300	406,992

		2,266,682

Software - 10.14%
Adobe Systems, Inc. *	4,900	153,958
BMC Software, Inc. *	7,400	263,810
Citrix Systems, Inc. *	15,500	553,040
Intuit, Inc. *	9,100	$252,707
Microsoft Corp.	1,834,100	45,210,565
Oracle Corp.	1,897,100	41,489,577
Red Hat, Inc. *	7,500	172,200
VMware, Inc., Class A *	4,300	152,349

		88,248,206

Steel - 0.06%
Nucor Corp.	7,500	334,050
Steel Dynamics, Inc.	8,800	145,640

		479,690

Telecommunications Equipment &
Services - 3.32%
Corning, Inc.	35,000	527,800
QUALCOMM, Inc.	610,000	28,316,200

		28,844,000

Telephone - 1.85%
AT&T, Inc.	291,105	7,583,285
CenturyTel, Inc.	17,500	564,025
Frontier Communications Corp.	6,300	44,793
Verizon Communications, Inc.	255,300	7,924,512

		16,116,615

Tobacco - 3.25%
Altria Group, Inc.	436,200	7,973,736
Lorillard, Inc.	7,200	523,944
Philip Morris International, Inc.	433,300	19,806,143

		28,303,823

Toys, Amusements & Sporting Goods - 0.04%
Hasbro, Inc.	11,500	326,485

Transportation - 0.08%
C.H. Robinson Worldwide, Inc.	13,100	737,006

Trucking & Freight - 0.24%
FedEx Corp.	3,900	267,969
United Parcel Service, Inc., Class B (a)	33,500	1,790,910

		2,058,879

TOTAL COMMON STOCKS (Cost $800,572,543)		$826,865,066

SHORT TERM INVESTMENTS - 3.96%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	3,442,499	$34,463,890

TOTAL SHORT TERM INVESTMENTS (Cost $34,456,624)		$34,463,890

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

U.S. Multi Sector Fund (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 4.38%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $38,096,074 on 09/01/2009, collateralized by $38,005,000 Federal National Mortgage Association, 5.55% due 02/16/2017 (valued at $38,860,113, including interest)	$38,096,000	$38,096,000

(TOTAL REPURCHASE AGREEMENTS Cost $38,096,000)		$38,096,000

(Total Investments (U.S. Multi Sector Fund) Cost $873,125,167) - 103.39%		$899,424,956
Other assets and liabilities, net - (3.39)%		(29,519,394)

TOTAL NET ASSETS - 100.00%		$869,905,562

Value Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 96.20%

Aerospace - 3.47%
Goodrich Corp.	76,870	$4,240,149

Auto Parts - 4.46%
Autoliv, Inc.	135,600	4,348,692
O’Reilly Automotive, Inc. *	28,500	1,090,980

		5,439,672

Banking - 5.71%
BB&T Corp.	62,800	1,754,632
Comerica, Inc.	46,600	1,242,822
KeyCorp	73,700	490,842
Northern Trust Corp.	59,639	3,486,496

		6,974,792

Business Services - 5.88%
Perot Systems Corp., Class A *	283,610	4,722,107
Robert Half International, Inc. (a)	93,600	2,460,744

		7,182,851

Chemicals - 3.55%
Valspar Corp.	161,680	4,329,790

Computers & Business Equipment - 3.00%
Diebold, Inc.	121,410	3,662,940

Containers & Glass - 1.83%
Sonoco Products Company	86,100	2,233,434

Cosmetics & Toiletries - 1.43%
Estee Lauder Companies, Inc., Class A	48,810	1,749,838

Crude Petroleum & Natural Gas - 1.84%
EOG Resources, Inc.	14,600	1,051,200
Hess Corp.	23,580	1,192,912

		2,244,112
Domestic Oil - 0.45%
Denbury Resources, Inc. *	36,400	554,008
Electrical Utilities - 6.15%
Edison International	84,800	2,833,168
Great Plains Energy, Inc.	62,200	1,089,744
Wisconsin Energy Corp.	78,794	3,582,763

		7,505,675

Electronics - 7.29%
Agilent Technologies, Inc. *	104,800	2,691,264
Flextronics International, Ltd. *	405,431	2,404,206
Zebra Technologies Corp., Class A *	152,330	3,806,727

		8,902,197

Financial Services - 5.93%
Charles Schwab Corp.	136,200	2,459,772
Fidelity National Information Services, Inc. (a)	131,900	3,239,464
Invesco, Ltd.	74,292	1,541,559

		7,240,795

Food & Beverages - 4.19%
ConAgra Foods, Inc.	131,630	2,702,364
Sysco Corp.	94,800	2,416,452

		5,118,816

Gas & Pipeline Utilities - 2.64%
El Paso Corp.	348,560	3,217,209

Healthcare Products - 4.21%
Beckman Coulter, Inc.	75,890	5,139,271

Healthcare Services - 5.70%
Brookdale Senior Living, Inc.	214,100	3,402,049
Healthsouth Corp. * (a)	227,880	3,557,207

		6,959,256

Household Appliances - 0.41%
Whirlpool Corp. (a)	7,800	500,838

Household Products - 1.45%
Newell Rubbermaid, Inc.	127,360	1,772,851

Insurance - 10.45%
ACE, Ltd.	71,465	3,729,044
Aspen Insurance Holdings, Ltd.	86,767	2,203,882
Marsh & McLennan Companies, Inc.	135,499	3,189,646
Willis Group Holdings, Ltd.	140,755	3,630,071

		12,752,643

Manufacturing - 9.26%
Harley-Davidson, Inc. (a)	140,374	3,366,169
Pentair, Inc.	168,650	4,777,854
Snap-on, Inc.	84,800	3,164,736

		11,308,759

Office Furnishings & Supplies - 3.09%
Avery Dennison Corp.	122,200	3,775,980

Petroleum Services - 0.80%
Smith International, Inc.	35,200	970,464

Real Estate - 1.30%
Simon Property Group, Inc., REIT	10,518	669,155
Weingarten Realty Investors, REIT (a)	46,100	915,546

		1,584,701

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Value Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software - 1.71%
Teradata Corp. *	77,400	$2,084,382

TOTAL COMMON STOCKS (Cost $100,799,703)		$117,445,423

SHORT TERM INVESTMENTS - 10.38%
Federal Home Loan Bank Discount Notes
0.08% due 09/01/2009	$5,800,000	$5,800,000
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	686,001	6,867,760

TOTAL SHORT TERM INVESTMENTS (Cost $12,665,545)		$12,667,760

Total Investments (Value Fund) (Cost $113,465,248) - 106.58%		$130,113,183
Other assets and liabilities, net - (6.58)%		(8,034,475)

TOTAL NET ASSETS - 100.00%		$122,078,708

Value & Restructuring Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 99.18%

Aerospace - 1.88%
United Technologies Corp.	163,010	$9,676,274

Air Travel - 1.33%
Copa Holdings SA, Class A	163,968	6,848,943

Auto Services - 0.50%
RSC Holdings, Inc. * (a)	355,767	2,572,195

Banking - 1.31%
PNC Financial Services Group, Inc.	157,661	6,714,782

Cellular Communications - 3.95%
America Movil SAB de CV, Series L, ADR	450,225	20,327,659

Chemicals - 4.27%
Celanese Corp., Series A	417,100	10,623,537
Lanxess AG	161,230	4,895,202
PPG Industries, Inc.	116,511	6,454,709

		21,973,448
Coal - 5.84%
Alpha Natural Resources, Inc. *	493,409	15,942,045
CONSOL Energy, Inc.	376,958	14,101,999

		30,044,044
Commercial Services - 0.70%
AerCap Holdings NV *	414,445	3,609,816

Computers & Business Equipment - 3.00%
International Business Machines Corp.	130,442	15,398,678

Cosmetics & Toiletries - 1.88%
Avon Products, Inc. (a)	302,702	9,647,113

Crude Petroleum & Natural Gas - 4.69%
Devon Energy Corp.	201,124	12,344,991
Noble Energy, Inc.	165,839	10,026,626
W&T Offshore, Inc. (a)	174,820	1,727,222

		24,098,839

Diversified Minerals - 1.14%
Vale SA	304,450	5,848,485

Electrical Utilities - 1.70%
Enel SpA	613,744	3,615,589
Entergy Corp.	64,810	5,119,990

		8,735,579

Energy - 0.35%
Rosetta Resources, Inc. * (f)	87,051	1,028,073
Rosetta Resources, Inc. *	64,710	764,225

		1,792,298

Financial Services - 8.45%
Apollo Investment Corp.	318,599	2,950,227
Goldman Sachs Group, Inc.	69,045	11,424,186
Invesco, Ltd.	483,298	10,028,433
JPMorgan Chase & Company	237,774	10,333,658
Morgan Stanley	300,340	8,697,846

		43,434,350

Food & Beverages - 0.96%
Dean Foods Company *	271,995	4,933,989
Vintage Wine Trust, Inc. * (f)	88,261	25,596

		4,959,585
Gas & Pipeline Utilities - 0.64%
El Paso Corp.	358,758	3,311,336

Healthcare Products - 1.80%
Baxter International, Inc.	162,400	9,243,808

Household Appliances - 1.76%
Black & Decker Corp. (a)	205,559	9,069,263

Household Products - 0.84%
Newell Rubbermaid, Inc.	311,134	4,330,985

Industrial Machinery - 1.88%
AGCO Corp. *	309,224	9,660,158

Industrials - 0.83%
Aecom Technology Corp. *	154,713	4,240,683

Insurance - 6.32%
ACE, Ltd.	299,363	15,620,761
Loews Corp.	192,842	6,585,554
MetLife, Inc.	221,592	8,367,314
Tower Group, Inc.	79,119	1,898,065

		32,471,694

International Oil - 9.89%
Anadarko Petroleum Corp.	191,927	10,147,180
ConocoPhillips Company	250,135	11,263,579
Murphy Oil Corp.	81,476	4,644,132
Petroleo Brasileiro SA, ADR (a)	625,445	24,792,640

		50,847,531

Manufacturing - 3.49%
Eaton Corp.	179,155	9,665,412
Tyco International, Ltd.	261,726	8,294,097

		17,959,509

Metal & Metal Products - 2.43%
Southern Copper Corp. (a)	442,309	12,499,652

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Value & Restructuring Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Mining - 3.13%
Freeport-McMoRan Copper & Gold, Inc., Class B	147,992	$9,320,536
Grupo Mexico SAB de CV, Series B	4,726,384	6,795,333

		16,115,869
Petroleum Services - 1.38%
PetroHawk Energy Corp. *	330,521	7,116,117

Pharmaceuticals - 3.38%
AmerisourceBergen Corp.	405,489	8,640,971
Bristol-Myers Squibb Company	393,710	8,712,802

		17,353,773

Railroads & Equipment - 3.55%
Union Pacific Corp.	305,542	18,274,467

Real Estate - 0.91%
DiamondRock Hospitality Company, REIT	391,337	2,680,658
Host Hotels & Resorts, Inc., REIT	198,513	1,979,175

		4,659,833

Retail Trade - 1.95%
TJX Companies, Inc.	278,141	9,999,169

Steel - 1.36%
Schnitzer Steel Industries, Inc.	129,849	7,013,145

Telecommunications Equipment &
Services - 2.32%
CommScope, Inc. *	235,226	6,341,693
Nokia Oyj, SADR (a)	398,423	5,581,906

		11,923,599
Telephone - 3.53%
Harris Corp.	448,961	15,592,416
Windstream Corp.	296,509	2,541,082

		18,133,498
Tobacco - 4.50%
Lorillard, Inc.	318,261	23,159,853

Transport-Marine - 0.12%
General Maritime Corp.	76,309	606,657

Trucking & Freight - 1.22%
Ryder Systems, Inc.	164,521	6,251,798

TOTAL COMMON STOCKS (Cost $455,171,596)		$509,924,485

PREFERRED STOCKS - 0.46%

Chemicals - 0.25%
Celanese Corp., 4.25%	38,949	1,273,243

Financial Services - 0.21%
Wells Fargo & Company, Series L, 7.50%	1,285	1,095,462

TOTAL PREFERRED STOCKS (Cost $1,599,247)		$2,368,705

SHORT TERM INVESTMENTS - 6.12%
John Hancock Collateral
Investment Trust, 0.3900% (c)(g)	3,142,195	$31,457,457

TOTAL SHORT TERM INVESTMENTS (Cost $31,449,685)		$31,457,457

Total Investments (Value & Restructuring Fund) (Cost $488,220,528) - 105.76%		$543,750,647
Other assets and liabilities, net - (5.76)%		(29,629,879)

TOTAL NET ASSETS - 100.00%		$514,120,768

Vista Fund

	Shares or Principal Amount	Value

COMMON STOCKS - 98.03%

Aerospace - 0.54%
BE Aerospace, Inc. *	70,400	$1,205,952

Apparel & Textiles - 2.25%
Coach, Inc.	55,300	1,564,437
Iconix Brand Group, Inc. *	62,200	1,068,596
Jones Apparel Group, Inc.	110,000	1,714,900
Phillips-Van Heusen Corp.	18,086	683,289

		5,031,222

Auto Parts - 2.39%
Advance Auto Parts, Inc.	25,000	1,057,500
Autoliv, Inc.	67,100	2,151,897
O’Reilly Automotive, Inc. * (a)	28,700	1,098,636
Tenneco, Inc. *	65,500	1,028,350

		5,336,383
Banking - 0.53%
Fifth Third Bancorp	108,000	1,181,520

Biotechnology - 1.92%
Life Technologies Corp. *	96,400	4,292,692

Business Services - 1.62%
Tetra Tech, Inc. *	54,300	1,604,022
URS Corp. *	46,800	2,023,164

		3,627,186

Chemicals - 2.92%
Celanese Corp., Series A	146,200	3,723,714
CF Industries Holdings, Inc.	20,400	1,665,864
The Scotts Miracle-Gro Company, Class A	27,500	1,118,975

		6,508,553

Coal - 1.38%
Walter Energy, Inc.	59,200	3,073,072

Computers & Business Equipment - 3.19%
Seagate Technology	138,300	1,915,455
STEC, Inc. * (a)	50,394	2,042,469
Western Digital Corp. *	92,300	3,164,044

		7,121,968

Construction & Mining Equipment - 1.58%
Bucyrus International, Inc., Class A	57,500	1,716,375

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Vista Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Construction & Mining Equipment (continued)
Joy Global, Inc.	46,900	$1,822,065

		3,538,440
Cosmetics & Toiletries - 0.75%
Avon Products, Inc.	52,500	1,673,175

Crude Petroleum & Natural Gas - 1.37%
Southwestern Energy Company *	49,100	1,809,826
Whiting Petroleum Corp. *	25,800	1,252,332

		3,062,158

Electrical Utilities - 1.81%
Quanta Services, Inc. *	182,275	4,031,923

Electronics - 0.71%
AU Optronics Corp., ADR	57,631	568,242
LG Display Company, Ltd., ADR (a)	70,740	1,024,315

		1,592,557

Energy - 1.98%
JA Solar Holdings Company, Ltd. * (a)	159,600	568,176
McDermott International, Inc. *	119,100	2,829,816
Suntech Power Holdings Company, Ltd., ADR * (a)	72,400	1,028,804

		4,426,796

Financial Services - 11.05%
IntercontinentalExchange, Inc. *	23,800	2,232,440
Janus Capital Group, Inc.	404,200	5,141,424
Jefferies Group, Inc. *	204,900	4,847,934
Lazard, Ltd., Class A	117,300	4,559,451
Legg Mason, Inc.	80,500	2,315,180
Morgan Stanley	133,900	3,877,744
Waddell & Reed Financial, Inc., Class A	64,000	1,697,920

		24,672,093

Food & Beverages - 0.47%
Green Mountain Coffee Roasters, Inc. * (a)	17,400	1,047,306

Healthcare Services - 5.25%
Cerner Corp. * (a)	34,200	2,110,482
Covance, Inc. *	42,700	2,267,370
Express Scripts, Inc. *	66,900	4,831,518
Medco Health Solutions, Inc. *	45,700	2,523,554

		11,732,924

Homebuilders - 1.94%
KB Home (a)	138,200	2,516,622
NVR, Inc. *	2,700	1,823,175

		4,339,797

Hotels & Restaurants - 0.62%
Boyd Gaming Corp. *	75,300	774,084
Wynn Resorts, Ltd. * (a)	11,100	600,843

		1,374,927

Industrial Machinery - 1.77%
Cameron International Corp. *	74,500	2,660,395
Flowserve Corp.	14,900	1,285,125

		3,945,520

Industrials - 2.27%
Aecom Technology Corp. *	145,107	3,977,383
Shaw Group, Inc. *	37,100	$1,088,143

		5,065,526

Internet Service Provider - 1.29%
Equinix, Inc. *	21,200	1,786,312
Netease.com, Inc., ADR * (a)	26,251	1,102,279

		2,888,591

Internet Software - 0.99%
McAfee, Inc. *	27,753	1,104,014
Shanda Interactive Entertainment, Ltd. * (a)	22,603	1,106,643

		2,210,657

Leisure Time - 4.31%
Bally Technologies, Inc. *	29,000	1,172,470
International Game Technology	113,300	2,370,236
Las Vegas Sands Corp. * (a)	119,800	1,708,348
Penn National Gaming, Inc. *	35,500	1,036,955
Perfect World Co, Ltd. *	43,400	1,655,710
WMS Industries, Inc. *	39,600	1,676,268

		9,619,987

Manufacturing - 1.08%
Ingersoll-Rand PLC	78,100	2,412,509

Medical-Hospitals - 1.07%
Health Management Associates, Inc., Class A *	166,500	1,150,515
Tenet Healthcare Corp. *	264,000	1,230,240

		2,380,755

Metal & Metal Products - 2.47%
Crown Holdings, Inc. *	135,601	3,366,973
Precision Castparts Corp. (a)	13,200	1,204,896
Thompson Creek Metals Company, Inc. *	82,700	951,050

		5,522,919

Mining - 1.04%
Freeport-McMoRan Copper & Gold, Inc., Class B	36,800	2,317,664

Oil & Gas Drilling - 1.81%
Atwood Oceanics, Inc. *	83,100	2,366,688
Continental Resources, Inc. * (a)	47,400	1,673,220

		4,039,908

Petroleum Services - 2.39%
Oceaneering International, Inc. *	32,200	1,679,874
PetroHawk Energy Corp. *	170,014	3,660,401

		5,340,275

Pharmaceuticals - 1.08%
Alexion Pharmaceuticals, Inc. *	53,400	2,410,476

Real Estate - 0.50%
E-House China Holdings, Ltd. *	58,900	1,123,223

Retail - 1.21%
Chico’s FAS, Inc. *	212,700	2,707,671

Retail Trade - 7.38%
Aeropostale, Inc. *	61,000	2,388,150
Bed Bath & Beyond, Inc. * (a)	48,700	1,776,576
Dollar Tree, Inc. *	78,600	3,925,284
Family Dollar Stores, Inc.	104,900	3,176,372

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Vista Fund (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Ross Stores, Inc.	75,460	$3,519,454
TJX Companies, Inc.	47,200	1,696,840

		16,482,676

Semiconductors - 12.28%
Altera Corp.	59,300	1,139,153
ASML Holding NV (a)	144,800	3,977,656
Broadcom Corp., Class A *	81,400	2,315,830
Cypress Semiconductor Corp. *	150,800	1,526,096
Marvell Technology Group, Ltd. *	168,000	2,562,000
NVIDIA Corp. *	123,700	1,796,124
PMC-Sierra, Inc. *	326,800	2,967,344
Rovi Corp. * (a)	128,300	3,905,452
Semtech Corp. *	130,000	2,375,100
Silicon Laboratories, Inc. *	58,800	2,648,352
Teradyne, Inc. * (a)	267,200	2,204,400

		27,417,507
Software - 0.62%
Allscripts-Misys Healthcare Solutions, Inc. *	93,600	1,389,960

Steel - 1.75%
AK Steel Holding Corp.	103,492	2,102,957
Companhia Siderurgica Nacional SA, SADR	69,000	1,800,210

		3,903,167
Telecommunications Equipment &
Services - 7.61%
Alcatel-Lucent, SADR *	332,600	1,247,250
American Tower Corp., Class A *	68,100	2,155,365
Atheros Communications, Inc. *	68,700	1,898,868
CommScope, Inc. *	65,000	1,752,400
Corning, Inc.	245,400	3,700,632
SBA Communications Corp. * (a)	213,288	5,142,374
Tellabs, Inc. *	173,700	1,101,258

		16,998,147

Travel Services - 0.84%
Ctrip.com International, Ltd., ADR *	38,300	1,874,402

TOTAL COMMON STOCKS (Cost $193,232,417)		$218,922,184

SHORT TERM INVESTMENTS - 7.00%
John Hancock Collateral Investment Trust, 0.3900% (c)(g)	1,560,342	$15,621,057

TOTAL SHORT TERM INVESTMENTS (Cost $15,609,763)		$15,621,057

Vista Fund (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.15%
Repurchase Agreement with State Street Corp. dated 08/31/2009 at 0.07% to be repurchased at $4,805,009 on 09/01/2009, collateralized by $4,805,000 Federal National Mortgage Association, 4.12% due 05/06/2013 (valued at $4,902,061, including interest)	$4,805,000	$4,805,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,805,000)		$4,805,000

Total Investments (Vista Fund) (Cost $213,647,180) - 107.18%		$239,348,241
Other assets and liabilities, net - (7.18)%		(16,036,178)

TOTAL NET ASSETS - 100.00%		$223,312,063

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EGP	- Egyptian Pound
EUR	- Euro
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Portfolio of Investments — August 31, 2009 (showing percentage of total net assets)

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBA	- Small Business Administration
SBI	- Shares of Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and/or is in default of interest payments
*	Non-Income Producing
(a)	All or a portion of this security was out on loan
(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(d)	Principal amount of security is adjusted for inflation.
(e)	Security Fair Valued on August 31, 2009.
(f)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)

John Hancock Collateral Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the annualized seven-day yield at August 31, 2009.

(h)	The subadviser is an affiliate of the adviser and the fund.
(i)	The Underlying Fund’s subadviser is shown parenthetically.
(j)	Security Purchased on a when-issued or delayed delivery basis.
(k)	Variable Rate Preferred
(l)	Delisted
(m)	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.
**	Purchased on a forward commitment.
***	At period end, all or a portion of this security has been held at broker to meet the margin requirements on open financial futures.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Assets	Active Bond Fund	All Cap Core Fund	All Cap Growth Fund	All Cap Value Fund
Investments in unaffiliated issuers, at value	$556,244,205	$411,378,918	$84,483,278	$314,025,340
Investments in affiliated issuers, at value	—	24,010,310	1,798,951	30,276,606
Securities loaned, at value (Note 2)	—	23,357,510	1,752,779	29,173,092
Repurchase agreements, at value (Note 2)	18,698,000	36,326,000	2,700,000	3,997,000
Total investments, at value	574,942,205	495,072,738	90,735,008	377,472,038
Cash	76,133	742	281	980
Foreign currency, at value	32,564	—	—	—
Cash held at broker for futures contracts	216,000	—	—	—
Receivable for investments sold	1,108,183	—	966,639	3,164,023
Receivable for fund shares sold	33,312	—	—	—
Dividends and interest receivable	7,122,817	1,255,152	135,594	370,035
Receivable for securities lending income	122	9,557	1,392	22,252
Receivable due from adviser	—	—	—	—
Other assets	—	—	—	—
Total assets	583,531,336	496,338,189	91,838,914	381,029,328

Liabilities
Capital gains tax withholding	—	—	—	—
Payable for investments purchased	1,213,752	—	558,091	2,626,355
Payable for delayed delivery securities purchased	9,275,375	—	—	—
Payable for fund shares repurchased	47,049	—	612,666	175,805
Payable upon return of securities loaned (Note 2)	—	24,000,941	1,798,597	30,267,611
Payable for futures variation margin	40,000	485,509	—	—
Payable to affiliates
Accounting and legal services fees	6,553	6,642	1,085	7,267
Trustees’ fees	1,713	1,667	1,136	1,075
Other liabilities and accrued expenses	67,932	52,534	30,879	35,281
Total liabilities	10,652,374	24,547,293	3,002,454	33,113,394

Net assets
Capital paid-in	$594,074,564	$715,526,167	$111,428,206	$327,619,758
Undistributed net investment income (loss)	6,049,517	3,896,888	408,146	581,703
Accumulated undistributed net realized gain (loss) on investments	(5,590,308)	(294,980,123)	(34,079,195)	(17,044,667)
Net unrealized appreciation (depreciation) on investments	(21,654,811)	47,347,964	11,079,303	36,759,140
Net assets	$572,878,962	$471,790,896	$88,836,460	$347,915,934
Investments in unaffiliated issuers, including repurchase agreements, at cost	$596,546,121	$427,552,656	$77,857,146	$310,444,670
Investments in affiliated issuers, at cost	—	$24,001,210	$1,798,559	$30,268,228
Foreign currency, at cost	$36,767	—	—	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value and redemption price per share	—	—	—	—

Class 1
Net assets	$32,861,900	—	$88,836,460	$83,552,485
Shares outstanding	3,532,570	—	7,631,017	9,002,184
Net asset value, offering price and redemption price per share	$9.30	—	$11.64	$9.28

Class NAV
Net assets	$540,017,062	$471,790,896	—	$264,363,449
Shares outstanding	58,089,330	65,404,513	—	28,615,435
Net asset value, offering price and redemption price per share	$9.30	$7.21	—	$9.24

Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)	—	—	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Alpha Opportunities Fund	Alternative Asset Allocation Fund		American Diversified Growth & Income Portfolio	American Fundamental Holdings Portfolio	American Global Diversification Portfolio	Blue Chip Growth Fund
$581,806,154	$110,550		$11,545,663	$7,945,581	$7,749,393	$1,362,724,232
76,061,317	1,160,208	[2]	—	—	—	46,245,024
73,209,007	—		—	—	—	44,792,502
13,400,000	—		—	—	—	1,190,000
744,476,478	1,270,758		11,545,663	7,945,581	7,749,393	1,454,951,758
3,559	41,583		1,172	1,172	1,172	—
—	—		—	—	—	—
—	—		—	—	—	—
8,525,375	—		—	—	—	7,108,762
—	—		13,901	10,525	412,736	2,654,380
704,977	819		2,187	1,959	1,684	1,532,519
47,460	—		—	—	—	10,339
—	438		795	730	779	—
300	—		—	—	—	—
753,758,149	1,313,598		11,563,718	7,959,967	8,165,764	1,466,257,758

14,580	—		—	—	—	—
7,045,619	915		14,681	11,244	413,505	4,792,532
—	—		—	—	—	—
—	—		—	—	—	221,926
76,030,590	—		—	—	—	46,231,613
—	—		—	—	—	—

10,210	16		147	125	92	16,021
1,079	14		1,001	1,001	1,001	3,068
59,620	31,105		21,884	20,856	20,005	68,688
83,161,698	32,050		37,713	33,226	434,603	51,333,848

$559,192,951	$999,293		$10,421,010	$7,171,710	$6,987,169	$1,685,083,119
1,601,736	10,195		94,750	71,689	61,040	1,544,987
20,806,947	4,385		(63,800)	(126,133)	(69,897)	(505,545,102)
88,994,817[1]	267,675		1,074,045	809,475	752,849	233,840,906
$670,596,451	$1,281,548		$11,526,005	$7,926,741	$7,731,161	$1,414,923,910

$579,407,184	$108,406		$10,471,618	$7,136,106	$6,996,544	$1,174,876,504
$76,059,977	$894,677		—	—	—	$46,234,439
—	—		—	—	—	—

—	$1,281,548		—	—	—	—
—	100,000		—	—	—	—
—	$12.82		—	—	—	—

—	—		$11,526,005	$7,926,741	$7,731,161	$152,873,438
—	—		1,355,670	903,491	905,113	9,796,679
—	—		$8.50	$8.77	$8.54	$15.60

$670,596,451	—		—	—	—	$1,262,050,472
61,714,837	—		—	—	—	80,927,974
$10.87	—		—	—	—	$15.59

—	$13.49	[3]	—	—	—	—

1	Net of deferred India withholding taxes of $14,580.
2	See Note 10.
3	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Assets	Capital Appreciation Fund	Core Bond Fund	Emerging Markets Value Fund		Emerging Small Company Fund
Investments in unaffiliated issuers, at value	$1,032,399,042	$463,431,456	$953,865,751		$24,939,387
Investments in affiliated issuers, at value	65,423,611	—	84,101,622		3,450,976
Securities loaned, at value (Note 2)	63,508,748	—	80,122,413		3,282,699
Repurchase agreements, at value (Note 2)	46,616,000	1,074,000	3,778,000		290,000
Total investments, at value	1,207,947,401	464,505,456	1,121,867,786		31,963,062
Cash	880	523	758		344
Foreign currency, at value	—	—	1,846,207		—
Receivable for investments sold	9,252,398	1,857,331	278,072		370,936
Receivable for delayed delivery securities sold	—	60,124,695	—		—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—		—
Receivable for fund shares sold	2,613,905	186,036	855,324		—
Dividends and interest receivable	1,237,622	3,292,250	1,677,929		12,111
Receivable for securities lending income	18,983	—	71,386		3,946
Swap contracts, at value (Note 3)	—	—	—		—
Receivable for futures variation margin	—	—	—		—
Receivable due from adviser	—	—	—		5,668
Other assets	—	—	—		—
Total assets	1,221,071,189	529,966,291	1,126,597,462		32,356,067

Liabilities
Due to custodian	—	—	—		—
Payable for collateral held by Fund	—	—	—		—
Capital gains tax withholding	—	—	4,504,719		—
Payable for investments purchased	11,180,551	3,222,645	729,710		394,624
Payable for delayed delivery securities purchased	—	95,481,728	—		—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—		—
Payable for fund shares repurchased	54,648	—	8,272		80,257
Payable upon return of securities loaned (Note 2)	65,401,873	—	84,037,544		3,448,225
Options written, at value (Note 3)	—	—	—		—
Investments sold short, at value (Note 2)	—	9,935,235	—		—
Payable for interest on securities sold short	—	24,389	—		—
Swap contracts, at value (Note 3)	—	—	—		—
Miscellaneous payable	—	—	—		—
Payable to affiliates
Accounting and legal services fees	15,903	7,394	13,576		351
Trustees’ fees	2,058	1,258	1,529		1,064
Other liabilities and accrued expenses	57,579	47,030	283,191		30,075
Total liabilities	76,712,612	108,719,679	89,578,541		3,954,596

Net assets
Capital paid-in	$1,259,250,063	$408,451,041	$900,047,510		$53,546,501
Undistributed net investment income (loss)	2,109,200	3,166,924	6,576,109		—
Accumulated undistributed net realized gain (loss) on investments	(304,578,800)	(2,376,785)	(20,243,137)		(28,895,711)
Net unrealized appreciation (depreciation) on investments	187,578,114	12,005,432	150,638,439	[1]	3,750,681
Net assets	$1,144,358,577	$421,246,612	$1,037,018,921		$28,401,471
Investments in unaffiliated issuers, including repurchase agreements, at cost	$954,968,500	$452,431,977	$882,682,991		$24,763,828
Investments in affiliated issuers, at cost	$65,400,787	—	$84,039,284		$3,448,471
Foreign currency, at cost	—	—	$1,850,289		—
Proceeds received on short sales	—	$9,867,188	—		—
Premiums received on written options	—	—	—		—
Net unamortized upfront payment on swaps	—	—	—		—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	—	—	—		—
Shares outstanding	—	—	—		—
Net asset value and redemption price per share	—	—	—		—

Class I
Net assets	—	—	—		—
Shares outstanding	—	—	—		—
Net asset value, offering price and redemption price per share	—	—	—		—

Class 1
Net assets	$53,231,215	$9,969,748	—		$28,401,471
Shares outstanding	6,023,583	761,880	—		1,321,169
Net asset value, offering price and redemption price per share	$8.84	$13.09	—		$21.50

Class NAV
Net assets	$1,091,127,362	$411,276,864	$1,037,018,921		—
Shares outstanding	123,353,809	31,458,365	114,040,279		—
Net asset value, offering price and redemption price per share	$8.85	$13.07	$9.09		—

Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)	—	—	—		—

1	Net of deferred India foreign withholding taxes of $4,504,719.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Equity-Income Fund	Fundamental Value Fund	Global Agribusiness Fund		Global Bond Fund	Global Infrastructure Fund		Global Real Estate Fund
$708,991,825	$1,295,559,183	$2,242,917		$618,947,638	$2,054,247		$259,363,430
65,982,948	113,598,925	—		—	—		17,915,228
63,119,003	110,646,836	—		—	—		17,062,311
750,000	—	—		31,531,000	—		—
838,843,776	1,519,804,944	2,242,917		650,478,638	2,054,247		294,340,969
—	892	96,446		905	54,255		—
—	13	—		6,964,078	—		1,941,363
—	2,010,070	—		650,396	—		1,583,667
—	—	—		186,916,264	—		—
—	—	—		6,008,398	—		—
—	227,302	—		67,518	—		—
2,565,632	1,549,009	4,112		6,459,692	5,806		1,091,266
17,919	34,311	—		—	—		10,103
—	—	—		7,450,334	—		—
—	—	—		195,398	—		—
95	—	129		—	713		—
—	—	—		—	—		14,242
841,427,422	1,523,626,541	2,343,604		865,191,621	2,115,021		298,981,610

—	—	—		—	—		5,443,460
—	—	—		8,980,000	—		—
—	—	—		—	—		—
—	9,635,402	15,778		4,982,875	—		1,587,357
—	—	—		106,282,227	—		—
—	—	—		2,412,861	—		—
3,326,702	562,092	—		—	—		2,540,972
65,959,560	113,574,107	—		—	—		17,903,901
—	—	—		351,781	—		—
—	—	—		90,831,474	—		—
—	—	—		—	—		—
—	—	—		3,562,962	—		—
—	—	—		2,098,832	—		—

7,258	18,416	26		8,972	26		449
1,973	2,552	16		1,693	16		1,637
62,377	96,884	34,373		131,970	34,437		121,546
69,357,870	123,889,453	50,193		219,645,647	34,479		27,599,322

$1,008,109,678	$1,730,209,337	$2,008,334		$677,056,986	$2,023,134		$556,522,192
11,937,438	8,055,331	9,844		36,035,786	11,678		(3,984,100)
(218,221,424)	(324,193,428)	(16,033)		(49,366,422)	(61,379)		(353,673,198)
(29,756,140)	(14,334,152)	291,266		(18,180,376)	107,109		72,517,394
$772,069,552	$1,399,737,088	$2,293,411		$645,545,974	$2,080,542		$271,382,288
$802,619,644	$1,420,574,373	$1,951,524		$675,979,015	$1,947,205		$203,918,702
$65,980,276	$113,570,828	—		—	—		$17,905,176
—	$13	—		$6,969,742	—		$1,941,344
—	—	—		$90,448,584	—		—
—	—	—		$542,201	—		—
—	—	—		$610,179	—		—

—	—	$1,145,006		—	$1,038,723		—
—	—	100,364		—	101,214		—
—	—	$11.41		—	$10.26		—

—	—	$1,148,405		—	$1,041,819		—
—	—	100,476		—	101,319		—
—	—	$11.43		—	$10.28		—

$139,051,767	$100,836,295	—		$59,322,081	—		—
11,739,260	8,187,765	—		4,778,748	—		—
$11.85	$12.32	—		$12.41	—		—

$633,017,785	$1,298,900,793	—		$586,223,893	—		$271,382,288
53,491,552	105,652,883	—		47,312,684	—		43,502,865
$11.83	$12.29	—		$12.39	—		$6.24

—	—	$12.01	[1]	—	$10.80	[1]	—

1	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Assets	Global Timber Fund	High Income Fund	High Yield Fund	Index 500 Fund
Investments in unaffiliated issuers, at value	$2,279,547	$434,652,696	$909,335,315	$1,775,352,121
Investments in affiliated issuers, at value	—	60	3,681,147	75,602,338
Securities loaned, at value (Note 2)	—	—	3,602,309	72,731,883
Repurchase agreements, at value (Note 2)	—	—	24,700,000	1,860,000
Total investments, at value	2,279,547	434,652,756	941,318,771	1,925,546,342
Cash	34,581	—	299,870	642
Foreign currency, at value	—	—	695,564	—
Cash held at broker for futures contracts	—	—	—	8,040,000
Foreign currency held at broker for futures contracts	—	—	—	—
Receivable for investments sold	—	1,810,868	6,010,728	176,327
Receivable for forward foreign currency exchange contracts (Note 3)	—	3,772	—	—
Receivable for fund shares sold	—	—	173,692	—
Dividends and interest receivable	3,588	10,317,363	26,884,224	4,597,796
Receivable for securities lending income	—	—	8,211	44,225
Swap contracts, at value (Note 3)	—	—	—	—
Receivable for futures variation margin	—	—	—	—
Receivable due from adviser	344	—	—	—
Other assets	—	—	—	—
Total assets	2,318,060	446,784,759	975,391,060	1,938,405,332

Liabilities
Due to custodian	—	2,306,273	—	—
Payable for investments purchased	—	22,020,830	5,975,348	—
Payable for forward foreign currency exchange contracts (Note 3)	—	227,097	—	—
Payable for fund shares repurchased	—	6,901,182	268,630	5,400,671
Payable upon return of securities loaned (Note 2)	—	60	3,676,650	75,564,965
Options written, at value (Note 3)	—	935,508	—	—
Swap contracts, at value (Note 3)	—	—	—	—
Payable for futures variation margin	—	—	—	257,950
Payable to affiliates
Accounting and legal services fees	24	5,085	10,238	19,632
Trustees’ fees	16	1,453	2,708	2,415
Other liabilities and accrued expenses	34,837	54,520	101,223	62,950
Total liabilities	34,877	32,452,008	10,034,797	81,308,583

Net assets
Capital paid-in	$2,008,301	$586,744,144	$1,377,208,905	$1,975,224,690
Undistributed net investment income (loss)	(13,084)	9,044,845	24,556,159	26,530,273
Accumulated undistributed net realized gain (loss) on investments	(186,344)	(24,987,442)	(293,117,978)	(293,301,923)
Net unrealized appreciation (depreciation) on investments	474,310	(156,468,796)	(143,290,823)	148,643,709
Net assets	$2,283,183	$414,332,751	$965,356,263	$1,857,096,749
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,805,237	$593,485,934	$1,080,920,123	$1,703,709,917
Investments in affiliated issuers, at cost	—	$60	$3,680,971	$75,565,953
Foreign currency, at cost	—	—	$708,141	—
Premiums received on written options	—	$3,523,100	—	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A
Net assets	$1,139,891	—	—	—
Shares outstanding	100,426	—	—	—
Net asset value and redemption price per share	$11.35	—	—	—

Class I
Net assets	$1,143,292	—	—	—
Shares outstanding	100,537	—	—	—
Net asset value, offering price and redemption price per share	$11.37	—	—	—

Class 1
Net assets	—	—	$59,564,005	—
Shares outstanding	—	—	7,447,764	—
Net asset value, offering price and redemption price per share	—	—	$8.00	—

Class NAV
Net assets	—	$414,332,751	$905,792,258	$1,857,096,749
Shares outstanding	—	64,925,428	113,943,256	243,235,325
Net asset value, offering price and redemption price per share	—	$6.38	$7.95	$7.63

Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)	$11.95 [1]	—	—	—

1	On single retail sales of less than $50,000 on sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

International Equity Index Fund	International Opportunities Fund	International Small Cap Fund	International Small Company Fund	International Value Fund	Investment Quality Bond Fund
$306,600,042	$672,669,808	$231,428,238	$128,142,411	$1,099,360,067	$168,150,700
5,600,997	17,766,894	6,782,026	2,826,990	50,889,821	—
5,268,324	16,567,168	6,279,198	2,633,629	47,660,890	—
—	37,504,000	—	—	—	16,113,000
317,469,363	744,507,870	244,489,462	133,603,030	1,197,910,778	184,263,700
1,403	54	50,324	—	50,481	65
7,046,761	1,934,182	424,093	218,317	1,378,649	—
—	—	—	—	—	—
132,725	—	—	—	—	—
10	7,778,109	777,075	816,068	250,306	—
423,686	—	—	—	—	145,932
31,424	144,490	—	—	16,264	41,264
806,130	1,074,667	594,216	275,535	2,929,920	1,850,726
7,828	4,010	6,874	4,351	99,738	—
—	—	—	—	—	115,086
1,635,008	—	—	—	—	—
—	—	—	—	—	—
2,643	—	—	12,951	—	—
327,556,981	755,443,382	246,342,044	134,930,252	1,202,636,136	186,416,773

—	—	—	2,797,653	—	—
40	957,146	433,774	70,666	5,122	—
7,186	—	—	—	—	210,801
—	38,398	3,625,715	4,339,222	3,575,373	35,480
5,582,374	17,744,364	6,777,480	2,819,375	50,831,179	—
—	—	—	—	—	—
—	—	—	—	—	150,873
—	—	—	—	—	1,328

1,367	8,277	1,717	—	13,492	2,340
1,527	1,882	1,387	1,434	2,481	1,223
34,471	160,150	104,824	74,917	225,061	54,909
5,626,965	18,910,217	10,944,897	10,103,267	54,652,708	456,954

$399,066,997	$917,205,447	$323,065,923	$286,143,605	$1,473,215,323	$188,044,480
8,803,775	6,875,924	3,716,975	3,883,755	19,206,932	2,169,358
(94,017,455)	(315,291,621)	(81,389,200)	(134,362,621)	(217,112,403)	(8,014,501)
8,076,699	127,743,415	(9,996,551)	(30,837,754)	(127,326,424)	3,760,482
$321,930,016	$736,533,165	$235,397,147	$124,826,985	$1,147,983,428	$185,959,819

$305,960,953	$599,038,100	$247,715,088	$161,617,166	$1,274,337,216	$180,331,112
$5,596,356	$17,749,751	$6,781,180	$2,824,918	$50,884,228	—
$6,969,146	$1,926,486	$423,309	$221,460	$1,372,607	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	$28,569,616	$115,669,855	—	$293,640,583	$63,767,081
—	2,390,720	9,519,120	—	22,605,392	5,371,048
—	$11.95	$12.15	—	$12.99	$11.87

$321,930,016	$707,963,549	$119,727,292	$124,826,985	$854,342,845	$122,192,738
20,753,148	59,126,174	9,860,748	17,567,288	65,939,776	10,303,045
$15.51	$11.97	$12.14	$7.11	$12.96	$11.86

—	—	—	—	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Assets	Large Cap Fund	Large Cap Value Fund	Mid Cap Index Fund	Mid Cap Stock Fund
Investments in unaffiliated issuers, at value	$219,312,467	$489,289,549	$432,897,906	$644,163,591
Investments in affiliated issuers, at value	5,170,823	26,172,066	69,227,435	57,423,013
Securities loaned, at value (Note 2)	5,014,053	24,793,536	66,499,984	55,030,911
Repurchase agreements, at value (Note 2)	2,905,000	1,396,000	1,705,000	6,700,000
Total investments, at value	232,402,343	541,651,151	570,330,325	763,317,515
Cash	149	777	771	79,954
Foreign currency, at value	—	—	—	—
Cash held at broker for futures contracts	—	—	4,250,000	—
Receivable for investments sold	270,273	7,625,737	—	19,249,403
Receivable for delayed delivery securities sold	—	—	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	—	416,007	354,762	299,764
Dividends and interest receivable	378,770	1,194,870	546,937	408,039
Receivable for securities lending income	688	8,849	40,227	78,027
Swap contracts, at value (Note 3)	—	—	—	—
Receivable for futures variation margin	—	—	—	—
Total assets	233,052,223	550,897,391	575,523,022	783,432,702

Liabilities
Due to custodian	—	—	—	—
Payable for collateral held by Fund	—	—	—	—
Payable for investments purchased	508,993	7,804,640	—	11,145,793
Payable for delayed delivery securities purchased	—	—	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	28,243	142,834	—	1,199,400
Payable upon return of securities loaned (Note 2)	5,165,310	26,158,476	69,177,955	57,383,586
Options written, at value (Note 3)	—	—	—	—
Investments sold short, at value (Note 2)	—	—	—	—
Swap contracts, at value (Note 3)	—	—	—	—
Payable for futures variation margin	—	—	163,200	—
Miscellaneous payable	—	—	—	—
Payable to affiliates
Accounting and legal services fees	3,130	6,099	7,520	10,900
Trustees’ fees	1,354	1,728	1,352	1,709
Other liabilities and accrued expenses	33,932	49,643	37,272	70,444
Total liabilities	5,740,962	34,163,420	69,387,299	69,811,832

Net assets
Capital paid-in	$359,198,504	$744,217,971	$547,083,846	$879,273,847
Undistributed net investment income (loss)	1,345,630	5,818,716	3,031,479	(284,416)
Accumulated undistributed net realized gain (loss) on investments	(143,627,660)	(253,938,379)	(35,679,484)	(257,314,533)
Net unrealized appreciation (depreciation) on investments	10,394,787	20,635,663	(8,300,118)	91,945,972
Net assets	$227,311,261	$516,733,971	$506,135,723	$713,620,870
Investments in unaffiliated issuers, including repurchase agreements, at cost	$216,838,450	$494,853,844	$511,121,755	$613,985,030
Investments in affiliated issuers, at cost	$5,169,106	$26,161,644	$69,178,500	$57,386,339
Foreign currency, at cost	—	—	—	—
Proceeds received on short sales	—	—	—	—
Premiums received on written options	—	—	—	—
Net unamortized upfront payment on swaps	—	—	—	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	$21,047,397	$83,903,204	—	$266,328,115
Shares outstanding	2,015,841	5,243,451	—	21,396,131
Net asset value, offering price and redemption price per share	$10.44	$16.00	—	$12.45

Class NAV
Net assets	$206,263,864	$432,830,767	$506,135,723	$447,292,755
Shares outstanding	19,752,962	26,997,065	34,828,162	35,864,186
Net asset value, offering price and redemption price per share	$10.44	$16.03	$14.53	$12.47

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Mid Cap Value Equity Fund	Mid Value Fund	Natural Resources Fund	Real Estate Equity Fund	Real Estate Securities Fund	Real Return Bond Fund
$143,806,042	$297,509,718	$585,016,089	$155,957,000	$61,088,652	$1,342,398,201
18,350,315	—	68,626,751	59,029,273	13,803,860	—
17,525,932	—	64,802,187	56,433,045	13,354,754	—
—	—	13,868,000	—	536,000	37,318,000
179,682,289	297,509,718	732,313,027	271,419,318	88,783,266	1,379,716,201
6,178	—	413	—	872	157,591
—	—	96,556	—	—	1,515,493
—	—	—	—	—	—
1,411,612	4,892,512	691,242	5,073,229	585,527	1,137,934
—	—	—	—	—	177,607,184
—	—	—	—	—	268,474
—	—	3,052,089	—	83,749	403,861
403,982	401,715	1,680,980	952,250	236,906	6,947,322
14,107	—	29,154	46,590	3,441	—
—	—	—	—	—	4,105,280
—	—	—	—	—	105,823
181,518,168	302,803,945	737,863,461	277,491,387	89,693,761	1,571,965,163

—	—	—	1,369,045	—	—
—	—	—	—	—	12,680,000
606,163	2,161,774	7,051	—	393,921	914,030
—	—	—	—	—	380,093,290
—	—	—	—	—	717,733
547,870	71,419	685,925	8,367,365	305,937	—
18,338,392	—	68,591,179	59,005,979	13,801,175	—
—	—	—	—	—	1,055,882
—	—	—	—	—	56,540,512
—	—	—	—	—	1,548,711
—	—	—	—	—	—
—	—	—	—	—	193,303

1,869	7,268	8,093	2,738	744	15,622
1,082	—	1,664	1,250	1,109	1,968
28,269	34,553	81,254	34,939	39,761	96,352
19,523,645	2,275,014	69,375,166	68,781,316	14,542,647	453,857,403

$171,966,577	$252,907,183	$728,213,636	$309,450,200	$110,410,949	$1,167,130,183
902,413	540,573	3,558,867	3,112,521	1,095,405	15,759,815
(25,541,368)	1,124,342	(45,053,211)	(133,915,052)	(49,384,203)	(79,215,187)
14,666,901	45,956,833	(18,230,997)	30,062,402	13,028,963	14,432,949
$161,994,523	$300,528,931	$668,488,295	$208,710,071	$75,151,114	$1,118,107,760

$146,676,917	$251,552,885	$681,918,984	$182,355,108	$61,954,597	$1,367,266,975
$18,338,283	—	$68,625,987	$59,001,808	$13,799,706	—
—	—	$96,945	—	—	$1,503,587
—	—	—	—	—	$56,361,585
—	—	—	—	—	$2,090,655
—	—	—	—	—	$2,219,107

—	—	$139,075,165	—	$75,151,114	$59,709,316
—	—	7,873,094	—	8,622,033	4,934,688
—	—	$17.66	—	$8.72	$12.10

$161,994,523	$300,528,931	$529,413,130	$208,710,071	—	$1,058,398,444
21,961,835	23,841,673	30,161,938	38,990,754	—	88,290,373
$7.38	$12.61	$17.55	$5.35	—	$11.99

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Assets	Short Term Government Income Fund	Small Cap Growth Fund	Small Cap Index Fund	Small Cap Opportunities Fund
Investments in unaffiliated issuers, at value	$24,360,684	$124,229,396	$88,050,511	$88,252,358
Investments in affiliated issuers, at value	—	—	10,807,283	9,964,400
Securities loaned, at value (Note 2)	—	—	10,312,264	9,704,358
Repurchase agreements, at value (Note 2)	226,000	—	847,000	1,371,000
Total investments, at value	24,586,684	124,229,396	110,017,058	109,292,116
Cash	842	—	852	917
Foreign currency, at value	—	—	—	—
Cash held at broker for futures contracts	—	—	1,200,000	—
Receivable for investments sold	762,288	1,462,605	—	665,679
Receivable for delayed delivery securities sold	—	—	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	59,146	—	129,147	—
Dividends and interest receivable	157,140	49,226	78,182	57,811
Receivable for securities lending income	—	—	19,583	7,102
Receivable for futures variation margin	—	—	—	—
Receivable due from adviser	53,776	—	—	—
Miscellaneous receivable	—	—	—	—
Other assets	—	—	—	—
Total assets	25,619,876	125,741,227	111,444,822	110,023,625

Liabilities
Due to custodian	—	1,046,157	—	—
Payable for investments purchased	777,285	648,624	287,427	1,425,594
Payable for delayed delivery securities purchased	—	—	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	—	2,169,779	—	319,057
Payable upon return of securities loaned (Note 2)	—	—	10,796,933	9,960,412
Options written, at value (Note 3)	—	—	—	—
Swap contracts, at value (Note 3)	—	—	—	—
Payable for futures variation margin	—	—	26,980	—
Payable to affiliates
Accounting and legal services fees	408	1,583	345	815
Trustees’ fees	13	1,033	1,139	1,098
Other liabilities and accrued expenses	40,852	33,220	26,857	29,679
Total liabilities	818,558	3,900,396	11,139,681	11,736,655

Net assets
Capital paid-in	$24,552,014	$110,137,144	$123,782,839	$131,395,879
Undistributed net investment income (loss)	192,199	—	929,719	76,712
Accumulated undistributed net realized gain (loss) on investments	18,595	(11,307,366)	(45,695,110)	(46,082,834)
Net unrealized appreciation (depreciation) on investments	38,510	23,011,053	21,287,693	12,897,213
Net assets	$24,801,318	$121,840,831	$100,305,141	$98,286,970
Investments in unaffiliated issuers, including repurchase agreements, at cost	$24,548,174	$101,218,343	$78,130,692	$86,433,671
Investments in affiliated issuers, at cost	—	—	$10,798,833	$9,961,232
Foreign currency, at cost	—	—	—	—
Premiums received on written options	—	—	—	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	—	—	$44,750,135
Shares outstanding	—	—	—	2,956,089
Net asset value, offering price and redemption price per share	—	—	—	$15.14

Class NAV
Net assets	$24,801,318	$121,840,831	$100,305,141	$53,536,835
Shares outstanding	2,444,878	14,534,939	10,155,618	3,553,094
Net asset value, offering price and redemption price per share	$10.14	$8.38	$9.88	$15.07

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Small Cap Value Fund	Small Company Growth Fund	Small Company Value Fund	Smaller Company Growth Fund	Spectrum Income Fund	Strategic Bond Fund
$77,242,952	$100,742,383	$331,558,085	$143,307,394	$891,761,875	$498,982,923
—	23,222,667	33,587,486	10,453,767	12,270,597	17,747,069
—	22,356,548	32,343,466	10,127,713	11,765,432	17,397,741
2,207,000	—	734,000	4,403,000	3,385,000	26,100,000
79,449,952	146,321,598	398,223,037	168,291,874	919,182,904	560,227,733
57	581	—	1,188	846	301,586
—	—	—	—	174,917	536,527
—	—	—	400,000	—	—
—	1,458,469	379,899	2,447,791	4,315,202	613,097
—	—	—	—	4,558	—
—	—	—	—	312,914	—
—	57,173	—	—	—	173,940
99,384	44,140	463,670	29,742	10,095,106	6,113,707
—	10,998	10,260	19,596	3,806	1,141
—	—	—	—	—	389,541
—	—	—	—	—	—
—	—	—	—	—	886
—	—	—	—	—	828
79,549,393	147,892,959	399,076,866	171,190,191	934,090,253	568,358,986

—	—	—	—	—	—
50,823	2,728,100	1,084,281	2,224,525	19,200,134	—
—	—	—	—	1,128,141	52,965,050
—	—	—	—	467,993	—
73,849	—	1,238,715	—	—	129,759
—	23,201,710	33,554,461	10,446,290	12,262,956	17,746,600
—	—	—	—	—	83,175
—	—	—	—	48,198	—
—	—	—	8,045	28,838	—

1,993	789	2,667	1,857	10,931	6,280
991	1,186	1,554	1,048	2,208	1,560
30,758	29,142	44,189	34,525	129,421	66,696
158,414	25,960,927	35,925,867	12,716,290	33,278,820	70,999,120

$67,773,996	$156,384,423	$425,115,738	$140,601,188	$940,385,534	$569,076,070
71,159	—	1,734,451	—	7,645,068	10,874,264
284,407	(41,889,328)	(66,890,897)	(7,374,753)	(55,618,406)	(24,249,613)
11,261,417	7,436,937	3,191,707	25,247,466	8,399,237	(58,340,855)
$79,390,979	$121,932,032	$363,150,999	$158,473,901	$900,811,433	$497,359,866

$68,188,535	$115,681,696	$361,475,387	$132,596,265	$898,397,496	$602,060,231
—	$23,202,965	$33,555,943	$10,452,324	$12,269,992	$17,746,602
—	—	—	—	$173,185	$485,475
—	—	—	—	—	$70,897

—	—	$101,279,567	—	—	$39,539,303
—	—	5,139,152	—	—	3,839,277
—	—	$19.71	—	—	$10.30

$79,390,979	$121,932,032	$261,871,432	$158,473,901	$900,811,433	$457,820,563
6,351,016	12,826,357	13,302,162	15,272,780	90,087,967	44,560,012
$12.50	$9.51	$19.69	$10.38	$10.00	$10.27

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

Assets	Strategic Income Fund	Total Bond Market Fund	Total Return Fund	U.S. Government Securities Fund
Investments in unaffiliated issuers, at value	$452,495,268	$440,306,243	$2,152,301,148	$124,846,722
Investments in affiliated issuers, at value	—	2,161,266	—	12,522,525
Securities loaned, at value (Note 2)	—	2,123,138	—	12,276,308
Repurchase agreements, at value (Note 2)	—	12,732,000	15,424,000	18,300,000
Total investments, at value	452,495,268	457,322,647	2,167,725,148	167,945,555
Cash	58,515	66	—	342,695
Foreign currency, at value	1,028,884	—	3,072,488	—
Cash held at broker for futures contracts	1,522,800	—	—	—
Receivable for investments sold	9,838,840	442,898	1,524,474	—
Receivable for delayed delivery securities sold	—	—	391,935,254	—
Receivable for forward foreign currency exchange contracts (Note 3)	7,121,854	—	581,827	—
Receivable for fund shares sold	248,581	64,857	865,497	228,888
Dividends and interest receivable	8,907,444	3,313,181	11,090,647	651,918
Receivable for securities lending income	—	120	—	770
Swap contracts, at value (Note 3)	—	—	30,607,988	—
Receivable for futures variation margin	—	—	445,484	149,551
Miscellaneous receivable	—	—	—	1,425
Total assets	481,222,186	461,143,769	2,607,848,807	169,320,802

Liabilities
Due to custodian	—	—	—	—
Payable for collateral held by Fund	—	—	28,990,000	—
Payable for investments purchased	19,090,603	313,492	—	—
Payable for delayed delivery securities purchased	—	12,099,564	700,598,348	15,212,691
Payable for forward foreign currency exchange contracts (Note 3)	10,935,140	—	311,091	—
Payable for fund shares repurchased	—	—	81,737	—
Payable upon return of securities loaned (Note 2)	—	2,161,200	—	12,522,400
Options written, at value (Note 3)	340,874	—	1,499,973	582,538
Investments sold short, at value (Note 2)	—	—	92,355,863	—
Swap contracts, at value (Note 3)	—	—	2,755,395	—
Payable for futures variation margin	282,000	—	—	—
Miscellaneous payable	—	—	399,378	—
Payable to affiliates
Accounting and legal services fees	5,650	5,237	22,919	1,622
Trustees’ fees	1,513	1,221	3,035	1,230
Other liabilities and accrued expenses	74,792	30,911	130,011	43,191
Total liabilities	30,730,572	14,611,625	827,147,750	28,363,672

Net assets
Capital paid-in	$463,853,049	$419,526,497	$1,739,341,313	$159,664,517
Undistributed net investment income (loss)	8,880,952	3,059,919	31,549,313	1,249,184
Accumulated undistributed net realized gain (loss) on investments	(13,640,713)	7,393,791	(12,178,801)	(495,077)
Net unrealized appreciation (depreciation) on investments	(8,601,674)	16,551,937	21,989,232	(19,461,494)
Net assets	$450,491,614	$446,532,144	$1,780,701,057	$140,957,130
Investments in unaffiliated issuers, including repurchase agreements, at cost	$457,514,161	$438,609,511	$2,185,968,147	$175,306,584
Investments in affiliated issuers, at cost	—	$2,161,199	—	$12,522,400
Foreign currency, at cost	$1,021,226	—	$3,103,553	—
Proceeds received on short sales	—	—	$92,032,337	—
Premiums received on written options	$743,622	—	$2,572,417	$95,479
Net unamortized upfront payment on swaps	—	—	$2,783,946	—

Net asset value per share
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class 1
Net assets	—	—	$233,603,133	$47,047,989
Shares outstanding	—	—	16,657,359	3,874,463
Net asset value, offering price and redemption price per share	—	—	$14.02	$12.14

Class NAV
Net assets	$450,491,614	$446,532,144	$1,547,097,924	$93,909,141
Shares outstanding	46,171,516	42,871,169	110,622,777	7,756,177
Net asset value, offering price and redemption price per share	$9.76	$10.42	$13.99	$12.11

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Assets and Liabilities — August 31, 2009

U.S. High Yield Bond Fund	U.S. Multi Sector Fund	Value Fund	Value & Restructuring Fund	Vista Fund
$724,669,064	$793,363,562	$116,529,267	$482,388,481	$204,089,106
—	34,463,890	6,867,760	31,457,457	15,621,057
—	33,501,504	6,716,156	29,904,709	14,833,078
51,469,000	38,096,000	—	—	4,805,000
776,138,064	899,424,956	130,113,183	543,750,647	239,348,241
520,700	278	11,291	—	51
—	2,511,000	—	—	—
—	—	—	—	—
2,844,758	—	569,138	629,945	1,361,857
—	—	—	—	—
—	—	—	—	—
249,569	—	—	440,418	350,587
13,995,645	2,668,064	221,784	1,369,190	53,900
—	7,252	1,321	5,035	20,055
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
793,748,736	904,611,550	130,916,717	546,195,235	241,134,691

—	—	—	562,848	—
—	—	—	—	—
16,486,723	—	1,298,317	—	2,172,856
—	—	—	—	—
—	—	—	—	—
—	—	641,157	—	—
—	34,456,639	6,865,374	31,447,445	15,609,663
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	179,025	—	—	—
—	—	—	—	—

11,695	13,427	2,844	6,438	4,060
1,544	1,924	1,005	1,546	1,103
63,288	54,973	29,312	56,190	34,946
16,563,250	34,705,988	8,838,009	32,074,467	17,822,628

$809,647,229	$1,059,231,561	$114,049,725	$615,663,113	$233,976,780
12,323,026	7,868,932	411,804	5,014,623	86
(40,412,433)	(225,067,459)	(9,030,756)	(162,088,295)	(36,365,879)
(4,372,336)	27,872,528	16,647,935	55,531,327	25,701,076
$777,185,486	$869,905,562	$122,078,708	$514,120,768	$223,312,063

$780,510,400	$838,668,543	$106,599,703	$456,770,843	$198,037,417
—	$34,456,624	$6,865,545	$31,449,685	$15,609,763
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

$34,443,504	—	—	—	—
2,932,873	—	—	—	—
$11.74	—	—	—	—

$742,741,982	$869,905,562	$122,078,708	$514,120,768	$223,312,063
63,279,062	105,383,139	15,717,158	59,130,665	33,116,561
$11.74	$8.25	$7.77	$8.69	$6.74

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
 Statements of Operations — August 31, 2009

Investment income	Active Bond Fund	All Cap Core Fund	All Cap Growth Fund	All Cap Value Fund
Interest	$36,756,955	$123,355	$12,308	$10,444
Dividends	117,207	8,808,284	1,655,088	2,123,618
Securities lending	61,675	312,794	6,232	83,348
Income from affiliated issuers	—	4,171	343	530
Income distributions received from affiliated underlying funds	—	—	—	—
Less foreign taxes withheld	(58,273)	—	(13,781)	(13,020)
Total investment income	36,877,564	9,248,604	1,660,190	2,204,920

Expenses
Investment management fees (Note 6)	3,249,339	3,073,239	756,449	1,238,477
Class A distribution and service fees (Note 6)	—	—	—	—
Class 1 distribution and service fees (Note 6)	15,206	—	36,522	32,541
Accounting and legal services fees (Note 6)	93,273	68,935	14,707	27,480
Professional fees	73,350	35,673	29,040	27,780
Printing and postage fees (Note 6)	—	—	—	—
Custodian fees	141,987	61,113	41,222	36,942
Trustees’ fees (Note 7)	9,392	7,168	2,471	2,496
Registration and filing fees	11,384	22,511	8,313	9,007
Miscellaneous	5,991	3,386	1,767	590
Total expenses	3,599,922	3,272,025	890,491	1,375,313
Net expense reduction (Note 6)	—	—	—	—
Net expenses	3,599,922	3,272,025	890,491	1,375,313
Net investment income (loss)	33,277,642	5,976,579	769,699	829,607

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(4,489,031)	(205,950,018)	(33,820,271)	(16,918,333)
Investments in affiliated issuers	—	269	(38)	617
Capital gain distributions received from underlying funds	—	—	—	—
Futures contracts	478,488	(20,253,506)	—	—
Swap contracts	119,266	—	—	—
Foreign currency transactions	2,394	—	(100,525)	(395)
	(3,888,883)	(226,203,255)	(33,920,834)	(16,918,111)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	13,543,541	57,693,815	6,286,893	32,871,363
Investments in affiliated issuers	—	9,100	392	8,378
Futures contracts	(47,069)	4,575,645	—	—
Swap contracts	(51,187)	—	—	—
Translation of assets and liabilities in foreign currencies	(5,938)	—	1,696	—
	13,439,347	62,278,560	6,288,981	32,879,741
Net realized and unrealized gain (loss)	9,550,464	(163,924,695)	(27,631,853)	15,961,630

Increase (decrease) in net assets from operations	$42,828,106	($157,948,116)	($26,862,154)	$16,791,237

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Alpha Opportunities Fund	Alternative Asset Allocation Fund	American Diversified Growth & Income Portfolio	American Fundamental Holdings Portfolio	American Global Diversification Portfolio	Blue Chip Growth Fund
$49,213	—	—	—	—	$108,791
5,347,583	—	$142,070	$99,078	$94,291	13,537,421
168,531	—	—	—	—	364,652
—	—	—	—	—	11,836
—	$13,421	—	—	—	—
(81,266)	—	—	—	—	(99,883)
5,484,061	13,421	142,070	99,078	94,291	13,922,817

3,636,852	1,422	1,956	1,347	1,205	10,577,940
—	2,147	—	—	—	—
—	—	2,260	1,557	1,390	66,677
66,828	128	774	550	473	221,914
36,665	32,995	24,410	24,793	24,396	52,845
—	77	—	—	—	—
192,808	7,715	10,734	10,734	10,734	170,954
5,162	22	1,042	1,028	1,025	21,647
9,651	3,747	5,607	4,295	3,773	30,464
919	270	16	7	8	11,592
3,948,885	48,523	46,799	44,311	43,004	11,154,033
—	(44,590)	(44,102)	(42,454)	(41,343)	(390,906)
3,948,885	3,933	2,697	1,857	1,661	10,763,127
1,535,176	9,488	139,373	97,221	92,630	3,159,690

21,153,216	—	(87,866)	(138,201)	(91,348)	(415,975,694)
29,387	4,385	—	—	—	—
—	—	24,103	12,181	21,502	—
—	—	—	—	—	—
—	—	—	—	—	—
(43,001)	—	—	—	—	28,963
21,139,602	4,385	(63,763)	(126,020)	(69,846)	(415,946,731)

88,993,397	2,144	1,101,355	835,208	805,158	8,211,900
1,340	265,531	—	—	—	10,585
—	—	—	—	—	—
—	—	—	—	—	—
80	—	—	—	—	5,897
88,994,817	267,675	1,101,355	835,208	805,158	8,228,382
110,134,419	272,060	1,037,592	709,188	735,312	(407,718,349)

$111,669,595	$281,548	$1,176,965	$806,409	$827,942	($404,558,659)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Investment income	Capital Appreciation Fund	Core Bond Fund	Emerging Markets Value Fund	Emerging Small Company Fund
Interest	$44,938	$12,534,349	$21,231	$5,033
Dividends	9,580,900	—	17,346,931	195,739
Securities lending	108,271	3,642	720,442	50,376
Income from affiliated issuers	16,380	—	—	2,543
Less foreign taxes withheld	(234,955)	(32,474)	(1,487,087)	(915)
Total investment income	9,515,534	12,505,517	16,601,517	252,776

Expenses
Investment management fees (Note 6)	6,153,689	1,575,444	6,423,808	295,240
Class A distribution and service fees (Note 6)	—	—	—	—
Class 1 distribution and service fees (Note 6)	22,317	3,532	—	12,309
Accounting and legal services fees (Note 6)	148,335	44,222	117,545	5,252
Professional fees	41,800	44,112	54,040	30,352
Printing and postage fees (Note 6)	—	—	—	—
Custodian fees	77,755	101,759	583,406	33,451
Trustees’ fees (Note 7)	13,265	4,238	9,848	1,514
Registration and filing fees	23,875	5,880	15,652	6,674
Tax expenses	—	—	—	—
Miscellaneous	7,216	3,658	9,261	331
Total expenses	6,488,252	1,782,845	7,213,560	385,123
Net expense reduction (Note 6)	—	—	—	—
Net expenses	6,488,252	1,782,845	7,213,560	385,123
Net investment income (loss)	3,027,282	10,722,672	9,387,957	(132,347)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(183,846,839)	(929,460)	(19,330,375)[1]	(19,648,611)
Investments in affiliated issuers	(1,086)	—	1,741	247
Futures contracts	—	—	—	—
Options written	—	—	—	—
Short sales	—	(72,422)	—	—
Swap contracts	—	—	—	—
Foreign currency transactions	(20,608)	—	(685,011)	(17,892)
	(183,868,533)	(1,001,882)	(20,013,645)	(19,666,256)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	83,136,795	13,298,216	234,373,424 [2]	(1,050,782)
Investments in affiliated issuers	22,824	—	62,338	2,505
Futures contracts	—	—	—	—
Options written	—	—	—	—
Short sales	—	(68,047)	—	—
Swap contracts	—	—	—	—
Translation of assets and liabilities in foreign currencies	—	—	27,410	36
	83,159,619	13,230,169	234,463,172	(1,048,241)
Net realized and unrealized gain (loss)	(100,708,914)	12,228,287	214,449,527	(20,714,497)

Increase (decrease) in net assets from operations	($97,681,632)	$22,950,959	$223,837,484	($20,846,844)

1	Net of India foreign taxes of $304,232.
2	Net of $4,504,719 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Equity-Income Fund	Fundamental Value Fund	Global Agribusiness Fund	Global Bond Fund	Global Infrastructure Fund	Global Real Estate Fund
$412,589	$1,378,630	—	$25,173,963	—	$394,672
24,048,984	20,324,259	$30,220	1,604	$61,532	17,513,160
704,573	915,086	—	—	—	270,930
19,219	30,240	—	—	—	3,950
(146,800)	(252,419)	(2,204)	(38,575)	(5,519)	(897,960)
25,038,565	22,395,796	28,016	25,136,992	56,013	17,284,752

5,649,739	8,542,830	11,732	3,650,337	10,268	3,699,748
—	—	2,069	—	1,811	—
59,118	39,330	—	29,081	—	—
116,585	199,964	245	84,231	217	67,946
39,300	48,754	36,517	86,019	36,514	48,893
—	—	139	—	136	—
130,532	194,267	8,407	394,448	14,003	431,298
11,609	17,849	32	8,671	30	7,498
13,971	35,790	3,692	7,875	3,699	31,565
—	—	—	—	—	6,402
4,221	9,334	244	32,283	245	5,899
6,025,075	9,088,118	63,077	4,292,945	66,923	4,299,249
(209,518)	—	(46,171)	—	(52,127)	—
5,815,557	9,088,118	16,906	4,292,945	14,796	4,299,249
19,223,008	13,307,678	11,110	20,844,047	41,217	12,985,503

(217,375,769)	(299,014,993)	(8,020)	13,979,711	(61,379)	(287,455,690)
20,716	3,278	—	—	—	1,276
—	—	—	14,775,945	—	—
—	—	—	(14,088,808)	—	—
—	—	—	(1,310,830)	—	—
—	—	—	(22,189,370)	—	—
(21,622)	459,814	(945)	(872,542)	(6,405)	5,335,810
(217,376,675)	(298,551,901)	(8,965)	(9,705,894)	(67,784)	(282,118,604)

71,613,962	15,163,513	291,393	5,290,828	107,042	131,089,587
2,672	28,097	—	—	—	10,052
—	—	—	835,036	—	—
—	—	—	871,300	—	—
—	—	—	500,725	—	—
—	—	—	6,394,604	—	—
6,436	7,298	(127)	8,814,609	67	(1,178,344)
71,623,070	15,198,908	291,266	22,707,102	107,109	129,921,295
(145,753,605)	(283,352,993)	282,301	13,001,208	39,325	(152,197,309)

($126,530,597)	($270,045,315)	$293,411	$33,845,255	$80,542	($139,211,806)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Investment income	Global Timber Fund	High Income Fund	High Yield Fund	Index 500 Fund
Interest	—	$41,755,402	$146,452,583	$191,641
Dividends	$25,358	3,588,775	1,001,264	44,187,258
Securities lending	—	24,724	224,592	1,513,229
Income from affiliated issuers	—	777	213,003	—
Less foreign taxes withheld	(2,172)	—	(291,563)	(1,041)
Total investment income	23,186	45,369,678	147,599,879	45,891,087

Expenses
Investment management fees (Note 6)	10,196	2,382,589	7,553,921	7,700,164
Class A distribution and service fees (Note 6)	1,798	—	—	—
Class 1 distribution and service fees (Note 6)	—	—	19,497	—
Accounting and legal services fees (Note 6)	209	61,019	193,557	304,948
Professional fees	36,514	46,775	76,982	52,323
Printing and postage fees (Note 6)	134	—	—	—
Custodian fees	8,919	45,358	253,554	8,820
Trustees’ fees (Note 7)	30	6,287	19,336	24,699
Registration and filing fees	3,704	11,918	18,271	45,872
Tax expenses	—	—	—	—
Miscellaneous	244	3,222	7,647	11,129
Total expenses	61,748	2,557,168	8,142,765	8,147,955
Net expense reduction (Note 6)	(47,055)	—	—	—
Net expenses	14,693	2,557,168	8,142,765	8,147,955
Net investment income (loss)	8,493	42,812,510	139,457,114	37,743,132

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(186,344)	(6,938,137)	(224,049,025)	(300,085,989)
Investments in affiliated issuers	—	—	4,321	988
Futures contracts	—	—	—	10,797,308
Swap contracts	—	—	—	—
Foreign currency transactions	(13,276)	575,960	(7,061,424)	—
	(199,620)	(6,362,177)	(231,106,128)	(289,287,693)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	474,310	(53,747,538)	48,111,969	232,493,228
Investments in affiliated issuers	—	—	176	36,385
Futures contracts	—	—	—	2,156,112
Bond forward contracts	—	—	—	—
Options written	—	2,587,592	—	—
Swap contracts	—	—	—	—
Translation of assets and liabilities in foreign currencies	—	(457,295)	(137,758)	—
	474,310	(51,617,241)	47,974,387	234,685,725
Net realized and unrealized gain (loss)	274,690	(57,979,418)	(183,131,741)	(54,601,968)

Increase (decrease) in net assets from operations	$283,183	($15,166,908)	($43,674,627)	($16,858,836)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

International Equity Index Fund	International Opportunities Fund	International Small Cap Fund	International Small Company Fund	International Value Fund	Investment Quality Bond Fund
$117,206	$134,509	$86,318	$5,400	$164,118	$8,736,756
13,134,468	14,585,505	9,230,869	7,489,698	37,656,378	—
452,994	440,314	240,315	344,386	1,773,611	10,759
7,294	16,031	3,769	5,303	34,153	—
(1,248,453)	(1,179,365)	(695,016)	(552,995)	(3,472,471)	(6,047)
12,463,509	13,996,994	8,866,255	7,291,792	36,155,789	8,741,468

1,900,815	5,503,108	2,491,683	2,250,239	8,049,829	1,004,017
—	—	—	—	—	—
—	11,120	34,896	—	123,669	28,368
58,797	106,329	38,983	40,851	162,333	29,528
40,720	42,001	35,057	42,784	47,949	58,530
—	—	—	—	—	—
13,808	455,224	360,792	186,387	805,978	83,926
6,716	10,446	5,014	5,128	16,038	3,523
25,604	20,682	9,457	15,952	28,557	7,190
18,903	—	—	—	—	—
4,308	5,441	1,746	5,915	12,809	1,173
2,069,671	6,154,351	2,977,628	2,547,256	9,247,162	1,216,255
—	—	—	—	(187,631)	—
2,069,671	6,154,351	2,977,628	2,547,256	9,059,531	1,216,255
10,393,838	7,842,643	5,888,627	4,744,536	27,096,258	7,525,213

(87,336,442)	(273,893,589)	(81,003,263)	(133,540,860)	(215,820,985)	(3,928,965)
13,982	5,387	3,700	5,543	53,049	—
(4,668,459)	—	—	—	—	276,563
—	—	—	—	—	(129,442)
(531,227)	(967,515)	(908,561)	(82,326)	(2,520,718)	45,982
(92,522,146)	(274,855,717)	(81,908,124)	(133,617,643)	(218,288,654)	(3,735,862)

3,386,587[1]	104,754,770	38,775,830	39,912,719	38,054,692	7,417,990
4,641	17,143	846	2,072	5,593	—
2,250,179	—	—	—	—	(16,655)
—	—	—	—	—	(65,378)
—	—	—	—	—	—
—	—	—	—	—	(32,190)
846,349	86,681	292,951	27,213	500,106	(321,981)
6,487,756	104,858,594	39,069,627	39,942,004	38,560,391	6,981,786
(86,034,390)	(169,997,123)	(42,838,497)	(93,675,639)	(179,728,263)	3,245,924

($75,640,552)	($162,154,480)	($36,949,870)	($88,931,103)	($152,632,005)	$10,771,137

1	Net of $4,189 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Investment income	Large Cap Fund	Large Cap Value Fund	Mid Cap Index Fund	Mid Cap Stock Fund
Interest	$8,296	$2,906	$79,854	$125,016
Dividends	4,344,934	12,424,634	5,709,830	4,153,051
Securities lending	31,848	166,495	626,910	669,915
Income from affiliated issuers	745	3,186	8,330	15,459
Less foreign taxes withheld	—	—	—	(28,779)
Total investment income	4,385,823	12,597,221	6,424,924	4,934,662

Expenses
Investment management fees (Note 6)	1,521,050	3,847,273	1,624,660	4,385,876
Class 1 distribution and service fees (Note 6)	9,024	39,632	—	121,777
Accounting and legal services fees (Note 6)	33,362	83,375	59,345	92,429
Professional fees	31,304	36,366	31,924	36,599
Custodian fees	36,699	43,995	6,469	123,134
Trustees’ fees (Note 7)	4,188	8,364	5,345	8,611
Registration and filing fees	8,474	17,155	674	19,010
Miscellaneous	3,332	9,080	3,922	4,852
Total expenses	1,647,433	4,085,240	1,732,339	4,792,288
Net expense reduction (Note 6)	—	—	—	—
Net expenses	1,647,433	4,085,240	1,732,339	4,792,288
Net investment income (loss)	2,738,390	8,511,981	4,692,585	142,374

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(133,596,544)	(207,964,581)	(33,438,531)	(217,305,220)
Investments in affiliated issuers	3,796	3,168	545	2,753
Futures contracts	—	—	1,254,334	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swap contracts	—	—	—	—
Foreign currency transactions	—	—	—	(284,828)
	(133,592,748)	(207,961,413)	(32,183,652)	(217,587,295)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	37,571,269	18,195,014	3,215,651	50,449,602
Investments in affiliated issuers	1,717	10,422	48,935	36,674
Futures contracts	—	—	1,407,214	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swap contracts	—	—	—	—
Translation of assets and liabilities in foreign currencies	—	—	—	386
	37,572,986	18,205,436	4,671,800	50,486,662
Net realized and unrealized gain (loss)	(96,019,762)	(189,755,977)	(27,511,852)	(167,100,633)

Increase (decrease) in net assets from operations	($93,281,372)	($181,243,996)	($22,819,267)	($166,958,259)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Mid Cap Value Equity Fund	Mid Value Fund	Natural Resources Fund	Real Estate Equity Fund	Real Estate Securities Fund	Real Return Bond Fund
$20,301	$46,817	$84,364	$775,328	$2,041	$36,528,638
2,066,236	1,336,776	11,100,551	6,625,431	2,734,228	91,875
117,119	—	273,649	548,328	19,132	18,322
1,401	—	4,793	4,467	441	—
(11,380)	(4,485)	(854,264)	(22,461)	(840)	(7,156)
2,193,677	1,379,108	10,609,093	7,931,093	2,755,002	36,631,679

748,318	818,664	4,909,920	1,467,342	465,181	5,561,942
—	—	54,798	—	33,227	25,096
13,576	16,978	79,039	28,604	10,393	140,985
28,122	37,814	35,696	32,746	29,582	90,504
15,352	18,159	166,700	27,557	13,606	229,429
2,084	422	8,211	3,480	1,958	12,787
5,260	3,533	8,053	8,047	4,440	21,505
388	414	3,849	3,016	498	10,797
813,100	895,984	5,266,266	1,570,792	558,885	6,093,045
—	(38,053)	—	(59,174)	—	—
813,100	857,931	5,266,266	1,511,618	558,885	6,093,045
1,380,577	521,177	5,342,827	6,419,475	2,196,117	30,538,634

(23,271,826)	1,138,748	(42,956,080)	(122,917,035)	(42,979,201)	(37,524,768)
(109)	—	34,808	(4,171)	(1,469)	—
—	—	—	—	—	22,787,246
—	—	—	—	—	1,139,914
—	—	—	—	—	(6,037,197)
—	—	—	—	—	(27,984,623)
287	4,990	(161,159)	—	—	(1,743,100)
(23,271,648)	1,143,738	(43,082,431)	(122,921,206)	(42,980,670)	(49,362,528)

16,317,996	45,956,833	(102,203,351)	52,726,726	3,983,389	22,779,701
12,032	—	764	27,465	4,154	—
—	—	—	—	—	(3,579,664)
—	—	—	—	—	1,431,015
—	—	—	—	—	4,099,846
—	—	—	—	—	5,901,006
(231)	—	3,387	—	—	(4,453,852)
16,329,797	45,956,833	(102,199,200)	52,754,191	3,987,543	26,178,052
(6,941,851)	47,100,571	(145,281,631)	(70,167,015)	(38,993,127)	(23,184,476)

($5,561,274)	$47,621,748	($139,938,804)	($63,747,540)	($36,797,010)	$7,354,158

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Investment income	Short Term Government Income Fund	Small Cap Growth Fund	Small Cap Index Fund	Small Cap Opportunities Fund
Interest	$254,129	$8,567	$23,720	$5,992
Dividends	—	533,473	1,691,792	1,467,634
Securities lending	—	—	305,897	160,745
Income from affiliated issuers	—	—	10,892	10,087
Less foreign taxes withheld	—	(6,103)	(497)	(1,353)
Total investment income	254,129	535,937	2,031,804	1,643,105

Expenses
Investment management fees (Note 6)	54,307	978,237	522,745	945,049
Class 1 distribution and service fees (Note 6)	—	—	—	17,205
Accounting and legal services fees (Note 6)	1,751	16,518	19,611	12,921
Professional fees	47,617	33,564	28,981	37,184
Custodian fees	8,288	44,662	8,339	95,573
Trustees’ fees (Note 7)	105	2,142	2,697	2,310
Registration and filing fees	3,374	3,849	7,122	5,499
Miscellaneous	264	241	991	2,152
Total expenses	115,706	1,079,213	590,486	1,117,893
Net expense reduction (Note 6)	(53,776)	—	—	(50,756)
Net expenses	61,930	1,079,213	590,486	1,067,137
Net investment income (loss)	192,199	(543,276)	1,441,318	575,968

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	18,595	(11,307,366)	(41,552,102)	(31,281,100)
Investments in affiliated issuers	—	—	1,900	821
Futures contracts	—	—	(1,882,455)	601,028
Options written	—	—	—	—
Swap contracts	—	—	—	—
Foreign currency transactions	—	—	(7)	2,741
	18,595	(11,307,366)	(43,432,664)	(30,676,510)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	38,510	23,011,053	23,336,781	10,575,072
Investments in affiliated issuers	—	—	8,450	3,168
Futures contracts	—	—	(430,520)	—
Options written	—	—	—	—
Swap contracts	—	—	—	—
Translation of assets and liabilities in foreign currencies	—	—	—	—
	38,510	23,011,053	22,914,711	10,578,240
Net realized and unrealized gain (loss)	57,105	11,703,687	(20,517,953)	(20,098,270)

Increase (decrease) in net assets from operations	$249,304	$11,160,411	($19,076,635)	($19,522,302)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Small Cap Value Fund	Small Company Growth Fund	Small Company Value Fund	Smaller Company Growth Fund	Spectrum Income Fund	Strategic Bond Fund
$2,691	$10,613	$99,222	$7,968	$47,068,117	$29,786,623
354,947	661,294	6,532,255	670,101	5,197,049	189,711
—	377,508	371,980	64,250	173,989	51,685
—	9,778	24,916	—	2,767	494
—	—	(13,534)	(2,284)	(84,605)	(39,557)
357,638	1,059,193	7,014,839	740,035	52,357,317	29,988,956

233,143	1,251,903	3,869,765	1,137,322	6,331,652	2,940,105
—	—	45,076	—	—	17,416
4,706	18,170	64,442	19,102	148,464	75,327
32,463	29,637	34,140	34,012	77,424	66,503
11,264	40,355	77,253	163,152	579,365	137,337
1,113	2,883	6,915	2,356	14,247	7,539
3,773	5,663	7,166	4,861	15,122	17,880
48	1,903	2,691	518	12,234	3,443
286,510	1,350,514	4,107,448	1,361,323	7,178,508	3,265,550
—	—	(181,666)	(120,081)	(203,971)	—
286,510	1,350,514	3,925,782	1,241,242	6,974,537	3,265,550
71,128	(291,321)	3,089,057	(501,207)	45,382,780	26,723,406

284,407	(31,274,145)	(64,636,551)	(7,325,256)	(51,678,170)	(18,841,646)
—	(1,255)	1,482	7,716	7,036	—
—	—	—	(57,213)	771,691	10,332,827
—	—	—	—	9,821	2,416,035
—	—	—	—	305,446	—
—	—	(10,541)	(24)	(3,285,812)	(2,176,057)
284,407	(31,275,400)	(64,645,610)	(7,374,777)	(53,869,988)	(8,268,841)

11,261,417	(2,619,962)	(43,289,480)	25,241,842	34,692,593	(2,250,567)
—	19,702	31,543	1,443	605	467
—	—	—	4,181	(76,097)	(1,225,806)
—	—	—	—	—	161,771
—	—	—	—	3,195	—
—	—	—	—	(613,210)	(37,328)
11,261,417	(2,600,260)	(43,257,937)	25,247,466	34,007,086	(3,351,463)
11,545,824	(33,875,660)	(107,903,547)	17,872,689	(19,862,902)	(11,620,304)

$11,616,952	($34,166,981)	($104,814,490)	$17,371,482	$25,519,878	$15,103,102

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

Investment income	Strategic Income Fund	Total Bond Market Fund	Total Return Fund	U.S. Government Securities Fund
Interest	$34,381,911	$14,857,322	$69,082,005	$5,523,657
Dividends	30,687	—	1,190,775	8,791
Securities lending	46,601	155,198	8,520	10,137
Income from affiliated issuers	355	—	—	—
Less foreign taxes withheld	(10,905)	(1,296)	(5,468)	—
Total investment income	34,448,649	15,011,224	70,275,832	5,542,585

Expenses
Investment management fees (Note 6)	2,746,881	1,693,381	10,338,502	943,738
Class 1 distribution and service fees (Note 6)	—	—	89,232	22,745
Accounting and legal services fees (Note 6)	68,880	62,200	262,447	25,927
Professional fees	51,330	38,716	103,466	56,916
Custodian fees	134,737	10,502	323,999	46,833
Trustees’ fees (Note 7)	6,989	5,706	23,710	3,383
Registration and filing fees	7,885	7,353	23,795	6,129
Tax expenses	285,105	—	—	—
Miscellaneous	10,461	1,937	25,517	1,108
Total expenses	3,312,268	1,819,795	11,190,668	1,106,779
Net expense reduction (Note 6)	—	—	—	—
Net expenses	3,312,268	1,819,795	11,190,668	1,106,779
Net investment income (loss)	31,136,381	13,191,429	59,085,164	4,435,806

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(3,339,909)	8,620,296	39,685,909	2,484,305
Investments in affiliated issuers	—	—	—	—
Futures contracts	(2,176,395)	—	48,542,989	3,137,215
Options written	694,561	—	(18,071,248)	61,444
Short sales	—	—	(2,310,578)	—
Swap contracts	—	—	(14,324,472)	—
Foreign currency transactions	11,076,434	—	(84,066)	—
	6,254,691	8,620,296	53,438,534	5,682,964

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	11,002,524	16,613,307	32,039,039	(466,551)
Investments in affiliated issuers	—	67	—	125
Futures contracts	(197,920)	—	(1,878,620)	833,066
Options written	361,381	—	(1,880,909)	(487,059)
Short sales	—	—	157,444	—
Swap contracts	—	—	34,252,938	—
Translation of assets and liabilities in foreign currencies	(10,327,081)	—	(2,450,227)	—
	838,904	16,613,374	60,239,665	(120,419)
Net realized and unrealized gain (loss)	7,093,595	25,233,670	113,678,199	5,562,545

Increase (decrease) in net assets from operations	$38,229,976	$38,425,099	$172,763,363	$9,998,351

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Operations — August 31, 2009

U.S. High Yield Bond Fund	U.S. Multi Sector Fund	Value Fund	Value & Restructuring Fund	Vista Fund
$53,911,171	$50,208	$3,184	$55,092	$6,191
32,416	16,211,200	878,051	10,732,455	570,396
21,791	123,898	9,141	142,589	136,067
26,697	3,542	—	11,708	945
—	—	—	(90,358)	(7,117)
53,992,075	16,388,848	890,376	10,851,486	706,482

3,790,462	4,964,181	314,535	3,297,731	937,801
7,823	—	—	—	—
94,886	96,690	8,538	70,467	16,985
49,021	36,573	27,329	38,032	28,352
82,915	120,677	8,554	59,571	38,125
8,261	10,261	1,352	6,994	2,244
13,163	8,705	7,184	19,005	9,534
—	—	—	—	—
3,789	3,394	142	8,188	918
4,050,320	5,240,481	367,634	3,499,988	1,033,959
—	—	—	—	—
4,050,320	5,240,481	367,634	3,499,988	1,033,959
49,941,755	11,148,367	522,742	7,351,498	(327,477)

(26,443,442)	(124,309,561)	(6,719,042)	(129,629,591)	(35,493,217)
—	(15)	171	2,240	100
—	(161,756)	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	(2,681)	185,746
(26,443,442)	(124,471,332)	(6,718,871)	(129,630,032)	(35,307,371)

22,459,071	10,263,720	16,473,724	(2,231,932)	6,244,774
—	7,266	2,215	7,772	11,294
—	1,185,051	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	(509)	—	774	(457)
22,459,071	11,455,528	16,475,939	(2,223,386)	6,255,611
(3,984,371)	(113,015,804)	9,757,068	(131,853,418)	(29,051,760)

$45,957,384	($101,867,437)	$10,279,810	($124,501,920)	($29,379,237)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Active Bond Fund		All Cap Core Fund		All Cap Growth Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09[1]	Year ended 8/31/08
From operations
Net investment income (loss)	$33,277,642	$29,493,014	$5,976,579	$7,416,817	$769,699	$42,427
Net realized gain (loss)	(3,888,883)	5,847,375	(226,203,255)	(66,244,881)	(33,920,834)	1,580,271
Change in net unrealized appreciation (depreciation)	13,439,347	(31,797,161)	62,278,560	(17,748,169)	6,288,981	(20,346,613)
Increase (decrease) in net assets resulting from operations	42,828,106	3,543,228	(157,948,116)	(76,576,233)	(26,862,154)	(18,723,915)
Distributions to shareholders
From net investment income
Class 1	(1,806,425)	(1,814,384)	—	—	(301,947)	(33,203)
Class NAV	(30,207,339)	(28,839,200)	(7,243,920)	(6,486,217)	—	(136,768)
From net realized gain
Class 1	(110,903)	—	—	—	(991,475)	(2,158,875)
Class NAV	(1,887,681)	—	(42,261)	(26,614,213)	—	(6,742,686)
Total distributions	(34,012,348)	(30,653,584)	(7,286,181)	(33,100,430)	(1,293,422)	(9,071,532)
From Fund share transactions (Note 8)	(22,799,462)	55,374,517	(73,629,766)	343,669,788	(5,513,108)	18,131,324
Total increase (decrease)	(13,983,704)	28,264,161	(238,864,063)	233,993,125	(33,668,684)	(9,664,123)

Net assets
Beginning of year	586,862,666	558,598,505	710,654,959	476,661,834	122,505,144	132,169,267
End of year	$572,878,962	$586,862,666	$471,790,896	$710,654,959	$88,836,460	$122,505,144
Undistributed net investment income (loss)	$6,049,517	$4,163,787	$3,896,888	$5,142,079	$408,146	$40,934

	All Cap Value Fund		Alpha Opportunities Fund	Alternative Asset Allocation Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Period ended 8/31/09[2]	Period ended 8/31/09[3]
From operations
Net investment income (loss)	$829,607	$738,914	$1,535,176	$9,488
Net realized gain (loss)	(16,918,111)	3,762,451	21,139,602	4,385
Change in net unrealized appreciation (depreciation)	32,879,741	(9,162,486)	88,994,817	267,675
Increase (decrease) in net assets resulting from operations	16,791,237	(4,661,121)	111,669,595	281,548
Distributions to shareholders
From net investment income
Class 1	(545,731)	(322,363)	—	—
Class NAV	(242,586)	(936,959)	(268,998)	—
From net realized gain
Class 1	(1,708,782)	(8,191,234)	—	—
Class NAV	(700,297)	(22,916,850)	—	—
Total distributions	(3,197,396)	(32,367,406)	(268,998)	—
From Fund share transactions (Note 8)	239,934,698	35,349,262	559,195,854	1,000,000
Total increase (decrease)	253,528,539	(1,679,265)	670,596,451	1,281,548

Net assets
Beginning of year	94,387,395	96,066,660	—	—
End of year	$347,915,934	$94,387,395	$670,596,451	$1,281,548
Undistributed net investment income (loss)	$581,703	$540,843	$1,601,736	$10,195

1	Class NAV shares were terminated on 12-3-08.
2	Period from 10-7-08 (commencement of operations) to 8-31-09.
3	Period from 1-2-09 (commencement of operations) to 8-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	American Diversified Growth & Income Portfolio		American Fundamental Holdings Portfolio		American Global Diversification Portfolio
Increase (decrease) in net assets	Year ended 8/31/09	Period ended 8/31/08[1]	Year ended 8/31/09	Period ended 8/31/08[1]	Year ended 8/31/09	Period ended 8/31/08[1]
From operations
Net investment income (loss)	$139,373	$2,362	$97,221	$3,659	$92,630	$3,134
Net realized gain (loss)	(63,763)	(36)	(126,020)	(40)	(69,846)	(51)
Change in net unrealized appreciation (depreciation)	1,101,355	(27,310)	835,208	(25,733)	805,158	(52,309)
Increase (decrease) in net assets resulting from operations	1,176,965	(24,984)	806,409	(22,114)	827,942	(49,226)
Distributions to shareholders
From net investment income
Class 1	(47,109)	—	(29,345)	—	(34,804)	—
Total distributions	(47,109)	—	(29,345)	—	(34,804)	—
From Fund share transactions (Note 8)	9,418,620	1,002,513	6,169,961	1,001,830	5,985,450	1,001,799
Total increase (decrease)	10,548,476	977,529	6,947,025	979,716	6,778,588	952,573

Net assets
Beginning of year	977,529	—	979,716	—	952,573	—
End of year	$11,526,005	$977,529	$7,926,741	$979,716	$7,731,161	$952,573
Undistributed net investment income (loss)	$94,750	$2,443	$71,689	$3,740	$61,040	$3,214

	Blue Chip Growth Fund		Capital Appreciation Fund		Core Bond Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$3,159,690	$5,734,415	$3,027,282	$3,870,347	$10,722,672	$12,549,051
Net realized gain (loss)	(415,946,731)	(86,740,230)	(183,868,533)	(93,206,731)	(1,001,882)	3,571,383
Change in net unrealized appreciation (depreciation)	8,228,382	(78,715,503)	83,159,619	17,409,818	13,230,169	(1,700,465)
Increase (decrease) in net assets resulting from operations	(404,558,659)	(159,721,318)	(97,681,632)	(71,926,566)	22,950,959	14,419,969
Distributions to shareholders
From net investment income
Class 1	(371,815)	(766,798)	(204,967)	(170,414)	(278,883)	(143,652)
Class NAV	(3,992,625)	(6,644,801)	(3,728,929)	(2,403,139)	(10,263,625)	(12,814,067)
From net realized gain
Class 1	—	(962,777)	—	—	(34,762)	—
Class NAV	—	(7,396,503)	—	—	(1,384,740)	—
Total distributions	(4,364,440)	(15,770,879)	(3,933,896)	(2,573,553)	(11,962,010)	(12,957,719)
From Fund share transactions (Note 8)	(217,844,461)	530,669,682	211,386,573	457,104,102	138,409,490	1,432,757
Total increase (decrease)	(626,767,560)	355,177,485	109,771,045	382,603,983	149,398,439	2,895,007

Net assets
Beginning of year	2,041,691,470	1,686,513,985	1,034,587,532	651,983,549	271,848,173	268,953,166
End of year	$1,414,923,910	$2,041,691,470	$1,144,358,577	$1,034,587,532	$421,246,612	$271,848,173
Undistributed net investment income (loss)	$1,544,987	$2,720,774	$2,109,200	$3,036,422	$3,166,924	$2,245,056

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Emerging Markets Value Fund		Emerging Small Company Fund		Equity-Income Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$9,387,957	$11,006,267	($132,347)	($136,089)	$19,223,008	$19,849,693
Net realized gain (loss)	(20,013,645)	13,439,266	(19,666,256)	(9,056,005)	(217,376,675)	72,569,551
Change in net unrealized appreciation (depreciation)	234,463,172	(106,355,012)	(1,048,241)	(926,662)	71,623,070	(208,599,184)
Increase (decrease) in net assets resulting from operations	223,837,484	(81,909,479)	(20,846,844)	(10,118,756)	(126,530,597)	(116,179,940)
Distributions to shareholders
From net investment income
Class 1	—	—	—	—	(3,754,027)	(3,363,159)
Class NAV	(11,522,806)	(4,245,986)	—	—	(17,840,719)	(13,034,344)
From net realized gain
Class 1	—	—	—	—	(11,259,896)	(9,699,757)
Class NAV	(10,123,376)	(4,524,645)	—	—	(52,423,854)	(36,512,245)
Total distributions	(21,646,182)	(8,770,631)	—	—	(85,278,496)	(62,609,505)
From Fund share transactions (Note 8)	257,601,060	185,431,742	(25,870,220)	29,879,189	47,220,845	191,910,595
Total increase (decrease)	459,792,362	94,751,632	(46,717,064)	19,760,433	(164,588,248)	13,121,150

Net assets
Beginning of year	577,226,559	482,474,927	75,118,535	55,358,102	936,657,800	923,536,650
End of year	$1,037,018,921	$577,226,559	$28,401,471	$75,118,535	$772,069,552	$936,657,800
Undistributed net investment income (loss)	$6,576,109	$8,982,960	—	—	$11,937,438	$14,331,149

	Fundamental Value Fund		Global Agribusiness Fund	Global Bond Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Period ended 8/31/09[1]	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$13,307,678	$12,121,435	$11,110	$20,844,047	$34,332,555
Net realized gain (loss)	(298,551,901)	(21,583,098)	(8,965)	(9,705,894)	99,578,956
Change in net unrealized appreciation (depreciation)	15,198,908	(157,896,166)	291,266	22,707,102	(58,957,988)
Increase (decrease) in net assets resulting from operations	(270,045,315)	(167,357,829)	293,411	33,845,255	74,953,523
Distributions to shareholders
From net investment income
Class A	—	—	(3,919)	—	—
Class I	—	—	(5,119)	—	—
Class 1	(1,121,380)	(823,974)	—	(7,974,069)	(2,457,157)
Class NAV	(13,340,051)	(11,149,819)	—	(59,477,604)	(38,950,086)
From net realized gain
Class 1	—	(723,847)	—	(5,137,229)	(351,410)
Class NAV	—	(9,327,751)	—	(38,284,136)	(5,770,886)
Total distributions	(14,461,431)	(22,025,391)	(9,038)	(110,873,038)	(47,529,539)
From Fund share transactions (Note 8)	77,311,711	765,613,566	2,009,038	139,104,424	(240,431,909)
Total increase (decrease)	(207,195,035)	576,230,346	2,293,411	62,076,641	(213,007,925)

Net assets
Beginning of year	1,606,932,123	1,030,701,777	—	583,469,333	796,477,258
End of year	$1,399,737,088	$1,606,932,123	$2,293,411	$645,545,974	$583,469,333
Undistributed net investment income (loss)	$8,055,331	$8,749,270	$9,844	$36,035,786	$67,914,018

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Global Infrastructure Fund	Global Real Estate Fund		Global Timber Fund
Increase (decrease) in net assets	Period ended 8/31/09[1]	Year ended 8/31/09	Year ended 8/31/08	Period ended 8/31/09[1]
From operations
Net investment income (loss)	$41,217	$12,985,503	$10,233,076	$8,493
Net realized gain (loss)	(67,784)	(282,118,604)	(60,742,191)	(199,620)
Change in net unrealized appreciation (depreciation)	107,109	129,921,295	(88,508,349)	474,310
Increase (decrease) in net assets resulting from operations	80,542	(139,211,806)	(139,017,464)	283,183
Distributions to shareholders
From net investment income
Class A	(11,386)	—	—	(3,924)
Class I	(12,389)	—	—	(4,959)
Class NAV	—	(16,836,266)	(15,864,602)	—
From net realized gain
Class NAV	—	—	(19,979,185)	—
Total distributions	(23,775)	(16,836,266)	(35,843,787)	(8,883)
From Fund share transactions (Note 8)	2,023,775	(180,090,406)	316,900,623	2,008,883
Total increase (decrease)	2,080,542	(336,138,478)	142,039,372	2,283,183

Net assets
Beginning of year	—	607,520,766	465,481,394	—
End of year	$2,080,542	$271,382,288	$607,520,766	$2,283,183
Undistributed net investment income (loss)	$11,678	($3,984,100)	($10,064,073)	($13,084)

	High Income Fund		High Yield Fund		Index 500 Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$42,812,510	$36,487,023	$139,457,114	$143,721,892	$37,743,132	$9,277,275
Net realized gain (loss)	(6,362,177)	390,874	(231,106,128)	(49,294,944)	(289,287,693)	(2,712,965)
Change in net unrealized appreciation (depreciation)	(51,617,241)	(103,415,198)	47,974,387	(132,358,751)	234,685,725	(88,002,102)
Increase (decrease) in net assets resulting from operations	(15,166,908)	(66,537,301)	(43,674,627)	(37,931,803)	(16,858,836)	(81,437,792)
Distributions to shareholders
From net investment income
Class 1	—	—	(4,779,611)	(4,000,047)	—	—
Class NAV	(57,336,025)	(32,124,850)	(145,505,694)	(135,304,218)	(19,527,458)	(1,589,435)
From net realized gain
Class 1	—	—	—	(385,041)	—	—
Class NAV	—	(17,438,389)	—	(13,137,830)	—	(891,159)
Total distributions	(57,336,025)	(49,563,239)	(150,285,305)	(152,827,136)	(19,527,458)	(2,480,594)
From Fund share transactions (Note 8)	39,364,255	180,497,609	(394,945,975)	150,797,853	932,914,788	961,007,984
Total increase (decrease)	(33,138,678)	64,397,069	(588,905,907)	(39,961,086)	896,528,494	877,089,598

Net assets
Beginning of year	447,471,429	383,074,360	1,554,262,170	1,594,223,256	960,568,255	83,478,657
End of year	$414,332,751	$447,471,429	$965,356,263	$1,554,262,170	$1,857,096,749	$960,568,255
Undistributed net investment income (loss)	$9,044,845	$10,300,286	$24,556,159	$28,189,658	$26,530,273	$8,294,366

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	International Equity Index Fund		International Opportunities Fund		International Small Cap Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$10,393,838	$12,729,797	$7,842,643	$11,637,820	$5,888,627	$7,484,241
Net realized gain (loss)	(92,522,146)	1,811,913	(274,855,717)	(19,344,659)	(81,908,124)	32,515,105
Change in net unrealized appreciation (depreciation)	6,487,756	(83,204,504)	104,858,594	(91,757,890)	39,069,627	(146,182,370)
Increase (decrease) in net assets resulting from operations	(75,640,552)	(68,662,794)	(162,154,480)	(99,464,729)	(36,949,870)	(106,183,024)
Distributions to shareholders
From net investment income
Class 1	—	—	(262,865)	(437,162)	(1,173,970)	(1,899,697)
Class NAV	(8,358,950)	(11,320,080)	(7,768,599)	(9,599,874)	(3,432,685)	(11,236,985)
From net realized gain
Class 1	—	—	—	(4,266,920)	(8,585,143)	(9,217,495)
Class NAV	(1,033,001)	(11,293,901)	—	(89,874,604)	(23,899,352)	(53,605,686)
Total distributions	(9,391,951)	(22,613,981)	(8,031,464)	(104,178,560)	(37,091,150)	(75,959,863)
From Fund share transactions (Note 8)	(86,562,483)	163,669,149	30,613,474	293,056,257	(32,530,355)	67,764,421
Total increase (decrease)	(171,594,986)	72,392,374	(139,572,470)	89,412,968	(106,571,375)	(114,378,466)

Net assets
Beginning of year	493,525,002	421,132,628	876,105,635	786,692,667	341,968,522	456,346,988
End of year	$321,930,016	$493,525,002	$736,533,165	$876,105,635	$235,397,147	$341,968,522
Undistributed net investment income (loss)	$8,803,775	$7,049,015	$6,875,924	$8,030,794	$3,716,975	$3,343,840

	International Small Company Fund		International Value Fund		Investment Quality Bond Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$4,744,536	$5,110,208	$27,096,258	$45,971,457	$7,525,213	$8,739,054
Net realized gain (loss)	(133,617,643)	9,408,069	(218,288,654)	39,194,856	(3,735,862)	683,057
Change in net unrealized appreciation (depreciation)	39,942,004	(94,379,932)	38,560,391	(356,784,333)	6,981,786	(1,730,838)
Increase (decrease) in net assets resulting from operations	(88,931,103)	(79,861,655)	(152,632,005)	(271,618,020)	10,771,137	7,691,273
Distributions to shareholders
From net investment income
Class 1	—	—	(11,284,532)	(8,744,111)	(2,970,213)	(2,493,124)
Class NAV	(4,954,284)	(3,533,975)	(32,872,675)	(22,709,292)	(6,244,366)	(6,973,371)
From net realized gain
Class 1	—	—	(8,224,740)	(24,440,545)	(176,827)	—
Class NAV	(7,543,866)	(20,201,831)	(23,598,716)	(60,940,195)	(328,395)	—
Total distributions	(12,498,150)	(23,735,806)	(75,980,663)	(116,834,143)	(9,719,801)	(9,466,495)
From Fund share transactions (Note 8)	(178,177,475)	257,541,409	(48,835,899)	570,525,682	(17,569,700)	38,325,070
Total increase (decrease)	(279,606,728)	153,943,948	(277,448,567)	182,073,519	(16,518,364)	36,549,848

Net assets
Beginning of year	404,433,713	250,489,765	1,425,431,995	1,243,358,476	202,478,183	165,928,335
End of year	$124,826,985	$404,433,713	$1,147,983,428	$1,425,431,995	$185,959,819	$202,478,183
Undistributed net investment income (loss)	$3,883,755	$3,525,164	$19,206,932	$38,789,188	$2,169,358	$2,073,231

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Large Cap Fund		Large Cap Value Fund		Mid Cap Index Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$2,738,390	$4,841,394	$8,511,981	$7,116,338	$4,692,585	$3,388,967
Net realized gain (loss)	(133,592,748)	(6,228,049)	(207,961,413)	(45,727,621)	(32,183,652)	7,099,900
Change in net unrealized appreciation (depreciation)	37,572,986	(47,381,165)	18,205,436	(47,559,985)	4,671,800	(31,460,300)
Increase (decrease) in net assets resulting from operations	(93,281,372)	(48,767,820)	(181,243,996)	(86,171,268)	(22,819,267)	(20,971,433)
Distributions to shareholders
From net investment income
Class 1	(450,141)	(257,735)	(1,419,786)	(1,088,495)	—	—
Class NAV	(4,320,722)	(3,474,434)	(6,469,691)	(4,134,688)	(3,808,565)	(5,261,952)
From net realized gain
Class 1	—	(742,791)	—	(3,182,040)	—	—
Class NAV	—	(9,483,403)	—	(11,433,685)	(5,520,506)	(34,100,080)
Total distributions	(4,770,863)	(13,958,363)	(7,889,477)	(19,838,908)	(9,329,071)	(39,362,032)
From Fund share transactions (Note 8)	(64,372,095)	74,322,840	(24,060,683)	293,840,437	206,764,941	(36,175,540)
Total increase (decrease)	(162,424,330)	11,596,657	(213,194,156)	187,830,261	174,616,603	(96,509,005)

Net assets
Beginning of year	389,735,591	378,138,934	729,928,127	542,097,866	331,519,120	428,028,125
End of year	$227,311,261	$389,735,591	$516,733,971	$729,928,127	$506,135,723	$331,519,120
Undistributed net investment income (loss)	$1,345,630	$3,378,128	$5,818,716	$5,196,212	$3,031,479	$2,040,126

	Mid Cap Stock Fund		Mid Cap Value Equity Fund		Mid Value Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Period ended 8/31/09[1]
From operations
Net investment income (loss)	$142,374	($762,120)	$1,380,577	$843,867	$521,177
Net realized gain (loss)	(217,587,295)	(28,049,061)	(23,271,648)	1,347,500	1,143,738
Change in net unrealized appreciation (depreciation)	50,486,662	(23,481,263)	16,329,797	(15,636,889)	45,956,833
Increase (decrease) in net assets resulting from operations	(166,958,259)	(52,292,444)	(5,561,274)	(13,445,522)	47,621,748
Distributions to shareholders
From net investment income
Class NAV	(143,548)	(6,183)	(860,608)	(1,379,541)	—
From net realized gain
Class 1	—	(20,871,703)	—	—	—
Class NAV	—	(25,672,835)	(2,090,507)	(2,670,475)	—
Total distributions	(143,548)	(46,550,721)	(2,951,115)	(4,050,016)	—
From Fund share transactions (Note 8)	153,831,922	323,242,797	79,929,647	(20,937,552)	252,907,183
Total increase (decrease)	(13,269,885)	224,399,632	71,417,258	(38,433,090)	300,528,931

Net assets
Beginning of year	726,890,755	502,491,123	90,577,265	129,010,355	—
End of year	$713,620,870	$726,890,755	$161,994,523	$90,577,265	$300,528,931
Undistributed net investment income (loss)	($284,416)	($261)	$902,413	$435,483	$540,573

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Natural Resources Fund		Real Estate Equity Fund		Real Estate Securities Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$5,342,827	$3,514,706	$6,419,475	$5,481,675	$2,196,117	$2,666,345
Net realized gain (loss)	(43,082,431)	159,764,997	(122,921,206)	(7,298,990)	(42,980,670)	(4,086,997)
Change in net unrealized appreciation (depreciation)	(102,199,200)	(84,031,928)	52,754,191	(24,348,780)	3,987,543	(9,670,435)
Increase (decrease) in net assets resulting from operations	(139,938,804)	79,247,775	(63,747,540)	(26,166,095)	(36,797,010)	(11,091,087)
Distributions to shareholders
From net investment income
Class 1	(903,381)	(693,182)	—	—	(2,120,378)	(2,208,590)
Class NAV	(3,140,924)	(3,982,326)	(6,680,797)	(2,823,624)	—	—
From net realized gain
Class 1	(28,207,156)	(33,008,423)	—	—	(761,479)	(19,854,117)
Class NAV	(90,071,704)	(173,286,281)	(322,646)	(27,686,897)	—	—
Total distributions	(122,323,165)	(210,970,212)	(7,003,443)	(30,510,521)	(2,881,857)	(22,062,707)
From Fund share transactions (Note 8)	259,991,565	(40,086,142)	15,115,547	66,553,526	2,320,825	846,804
Total increase (decrease)	(2,270,404)	(171,808,579)	(55,635,436)	9,876,910	(37,358,042)	(32,306,990)

Net assets
Beginning of year	670,758,699	842,567,278	264,345,507	254,468,597	112,509,156	144,816,146
End of year	$668,488,295	$670,758,699	$208,710,071	$264,345,507	$75,151,114	$112,509,156
Undistributed net investment income (loss)	$3,558,867	$2,421,592	$3,112,521	$2,886,732	$1,095,405	$851,642

	Real Return Bond Fund		Short Term Government Income Fund	Small Cap Growth Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Period ended 8/31/09[1]	Period ended 8/31/09[2]
From operations
Net investment income (loss)	$30,538,634	$40,301,998	$192,199	($543,276)
Net realized gain (loss)	(49,362,528)	88,101,003	18,595	(11,307,366)
Change in net unrealized appreciation (depreciation)	26,178,052	(6,838,467)	38,510	23,011,053
Increase (decrease) in net assets resulting from operations	7,354,158	121,564,534	249,304	11,160,411
Distributions to shareholders
From net investment income
Class 1	(1,623,687)	(1,297,783)	—	—
Class NAV	(26,198,106)	(44,378,716)	—	—
From net realized gain
Class 1	(5,295,910)	—	—	—
Class NAV	(83,622,785)	—	—	—
Total distributions	(116,740,488)	(45,676,499)	—	—
From Fund share transactions (Note 8)	362,227,633	(180,097,919)	24,552,014	110,680,420
Total increase (decrease)	252,841,303	(104,209,884)	24,801,318	121,840,831

Net assets
Beginning of year	865,266,457	969,476,341	—	—
End of year	$1,118,107,760	$865,266,457	$24,801,318	$121,840,831
Undistributed net investment income (loss)	$15,759,815	$6,118,884	$192,199	—

1	Period from 1-2-09 (commencement of operations) to 8-31-09.
2	Period from 9-10-08 (commencement of operations) to 8-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Small Cap Index Fund		Small Cap Opportunities Fund		Small Cap Value Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Period ended 8/31/09[1]
From operations
Net investment income (loss)	$1,441,318	$1,205,814	$575,968	$2,912,442	$71,128
Net realized gain (loss)	(43,432,664)	545,892	(30,676,510)	(15,085,950)	284,407
Change in net unrealized appreciation (depreciation)	22,914,711	(5,294,252)	10,578,240	(24,787,124)	11,261,417
Increase (decrease) in net assets resulting from operations	(19,076,635)	(3,542,546)	(19,522,302)	(36,960,632)	11,616,952
Distributions to shareholders
From net investment income
Class 1	—	—	(644,449)	(468,564)	—
Class NAV	(1,183,230)	(1,373,444)	(1,156,381)	(2,939,801)	—
From net realized gain
Class 1	—	—	—	(96,019)	—
Class NAV	(2,172,703)	(13,262,451)	—	(582,069)	—
Total distributions	(3,355,933)	(14,635,895)	(1,800,830)	(4,086,453)	—
From Fund share transactions (Note 8)	(2,659,270)	54,173,157	(2,752,832)	(64,742,970)	67,774,027
Total increase (decrease)	(25,091,838)	35,994,716	(24,075,964)	(105,790,055)	79,390,979

Net assets
Beginning of year	125,396,979	89,402,263	122,362,934	228,152,989	—
End of year	$100,305,141	$125,396,979	$98,286,970	$122,362,934	$79,390,979
Undistributed net investment income (loss)	$929,719	$666,572	$76,712	$1,206,817	$71,159

	Small Company Growth Fund		Small Company Value Fund		Smaller Company Growth Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Period ended 8/31/09[2]
From operations
Net investment income (loss)	($291,321)	($1,055,834)	$3,089,057	$2,692,995	($501,207)
Net realized gain (loss)	(31,275,400)	(9,465,233)	(64,645,610)	12,998,479	(7,374,777)
Change in net unrealized appreciation (depreciation)	(2,600,260)	(4,348,417)	(43,257,937)	(10,448,671)	25,247,466
Increase (decrease) in net assets resulting from operations	(34,166,981)	(14,869,484)	(104,814,490)	5,242,803	17,371,482
Distributions to shareholders
From net investment income
Class 1	—	—	(705,825)	(222,418)	—
Class NAV	—	—	(2,552,856)	(744,875)	—
From net realized gain
Class 1	—	—	(1,898,513)	(5,895,273)	—
Class NAV	—	(5,101,160)	(6,341,535)	(15,211,967)	—
Total distributions	—	(5,101,160)	(11,498,729)	(22,074,533)	—
From Fund share transactions (Note 8)	(12,539,071)	(19,705,369)	(72,321,420)	105,563,520	141,102,419
Total increase (decrease)	(46,706,052)	(39,676,013)	(188,634,639)	88,731,790	158,473,901

Net assets
Beginning of year	168,638,084	208,314,097	551,785,638	463,053,848	—
End of year	$121,932,032	$168,638,084	$363,150,999	$551,785,638	$158,473,901
Undistributed net investment income (loss)	—	—	$1,734,451	$1,527,971	—

1	Period from 12-16-08 (commencement of operations) to 8-31-09.
2	Period from 10-7-08 (commencement of operations) to 8-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	Spectrum Income Fund		Strategic Bond Fund		Strategic Income Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$45,382,780	$48,237,025	$26,723,406	$31,627,122	$31,136,381	$27,098,160
Net realized gain (loss)	(53,869,988)	14,223,211	(8,268,841)	(7,411,128)	6,254,691	236,765
Change in net unrealized appreciation (depreciation)	34,007,086	(42,785,417)	(3,351,463)	(43,488,104)	838,904	(11,980,838)
Increase (decrease) in net assets resulting from operations	25,519,878	19,674,819	15,103,102	(19,272,110)	38,229,976	15,354,087
Distributions to shareholders
From net investment income
Class 1	—	—	(2,069,660)	(2,551,211)	—	—
Class NAV	(51,188,074)	(49,435,145)	(24,442,301)	(27,235,607)	(46,773,982)	(17,879,553)
From net realized gain
Class NAV	(6,910,163)	(13,144,565)	—	—	(3,769,121)	—
Total distributions	(58,098,237)	(62,579,710)	(26,511,961)	(29,786,818)	(50,543,103)	(17,879,553)
From Fund share transactions (Note 8)	(131,930,129)	128,986,711	973,826	88,183,979	(593,277)	43,230,126
Total increase (decrease)	(164,508,488)	86,081,820	(10,435,033)	39,125,051	(12,906,404)	40,704,660

Net assets
Beginning of year	1,065,319,921	979,238,101	507,794,899	468,669,848	463,398,018	422,693,358
End of year	$900,811,433	$1,065,319,921	$497,359,866	$507,794,899	$450,491,614	$463,398,018
Undistributed net investment income (loss)	$7,645,068	$14,174,697	$10,874,264	$4,216,645	$8,880,952	$12,731,682

	Total Bond Market Fund		Total Return Fund		U.S. Government Securities Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$13,191,429	$2,529,989	$59,085,164	$78,660,144	$4,435,806	$7,791,741
Net realized gain (loss)	8,620,296	298,341	53,438,534	89,447,833	5,682,964	7,518,588
Change in net unrealized appreciation (depreciation)	16,613,374	158,580	60,239,665	(42,587,558)	(120,419)	(17,907,410)
Increase (decrease) in net assets resulting from operations	38,425,099	2,986,910	172,763,363	125,520,419	9,998,351	(2,597,081)
Distributions to shareholders
From net investment income
Class 1	—	—	(8,616,623)	(6,614,250)	(1,543,466)	(1,815,027)
Class NAV	(11,485,817)	(2,693,946)	(70,323,046)	(80,286,067)	(3,882,438)	(6,587,552)
From net realized gain
Class 1	—	—	(11,365,707)	(495,243)	(3,352,004)	—
Class NAV	(304,093)	—	(86,535,514)	(6,450,737)	(7,773,674)	—
Total distributions	(11,789,910)	(2,693,946)	(176,840,890)	(93,846,297)	(16,551,582)	(8,402,579)
From Fund share transactions (Note 8)	360,251,044	5,769,779	(55,163,845)	281,992,597	(52,561,542)	14,233,841
Total increase (decrease)	386,886,233	6,062,743	(59,241,372)	313,666,719	(59,114,773)	3,234,181

Net assets
Beginning of year	59,645,911	53,583,168	1,839,942,429	1,526,275,710	200,071,903	196,837,722
End of year	$446,532,144	$59,645,911	$1,780,701,057	$1,839,942,429	$140,957,130	$200,071,903
Undistributed net investment income (loss)	$3,059,919	$454,429	$31,549,313	$28,478,791	$1,249,184	$1,254,817

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Statements of Changes in Net Assets

	U.S. High Yield Bond Fund		U.S. Multi Sector Fund		Value Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$49,941,755	$33,607,297	$11,148,367	$17,184,937	$522,742	$147,750
Net realized gain (loss)	(26,443,442)	(12,338,501)	(124,471,332)	(95,771,164)	(6,718,871)	(1,900,897)
Change in net unrealized appreciation (depreciation)	22,459,071	(17,383,730)	11,455,528	(70,990,120)	16,475,939	(26,909)
Increase (decrease) in net assets resulting from operations	45,957,384	3,885,066	(101,867,437)	(149,576,347)	10,279,810	(1,780,056)
Distributions to shareholders
From net investment income
Class 1	(1,205,635)	(356,799)	—	—	—	—
Class NAV	(43,524,775)	(32,343,832)	(14,280,412)	(20,111,627)	(228,535)	(78,757)
From net realized gain
Class 1	—	(1,227)	—	—	—	—
Class NAV	—	(108,977)	—	(51,023,810)	—	(887,906)
Total distributions	(44,730,410)	(32,810,835)	(14,280,412)	(71,135,437)	(228,535)	(966,663)
From Fund share transactions (Note 8)	246,718,372	161,404,114	81,571,831	(398,563,374)	86,144,497	14,699,422
Total increase (decrease)	247,945,346	132,478,345	(34,576,018)	(619,275,158)	96,195,772	11,952,703

Net assets
Beginning of year	529,240,140	396,761,795	904,481,580	1,523,756,738	25,882,936	13,930,233
End of year	$777,185,486	$529,240,140	$869,905,562	$904,481,580	$122,078,708	$25,882,936
Undistributed net investment income (loss)	$12,323,026	$6,381,964	$7,868,932	$11,000,977	$411,804	$123,620

	Value & Restructuring Fund		Vista Fund
Increase (decrease) in net assets	Year ended 8/31/09	Year ended 8/31/08	Year ended 8/31/09	Year ended 8/31/08
From operations
Net investment income (loss)	$7,351,498	$5,374,787	($327,477)	($803,131)
Net realized gain (loss)	(129,630,032)	(30,752,578)	(35,307,371)	19,700,707
Change in net unrealized appreciation (depreciation)	(2,223,386)	(3,948,215)	6,255,611	(25,585,922)
Increase (decrease) in net assets resulting from operations	(124,501,920)	(29,326,006)	(29,379,237)	(6,688,346)
Distributions to shareholders
From net investment income
Class NAV	(5,685,628)	(6,082,341)	(159,632)	—
From net realized gain
Class NAV	—	(1,434,023)	(14,136,636)	(12,751,169)
Total distributions	(5,685,628)	(7,516,364)	(14,296,268)	(12,751,169)
From Fund share transactions (Note 8)	76,111,651	209,779,765	153,175,866	(36,329,850)
Total increase (decrease)	(54,075,897)	172,937,395	109,500,361	(55,769,365)

Net assets
Beginning of year	568,196,665	395,259,270	113,811,702	169,581,067
End of year	$514,120,768	$568,196,665	$223,312,063	$113,811,702
Undistributed net investment income (loss)	$5,014,623	$3,347,033	$86	($367)

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Active Bond Fund
CLASS 1
08-31-2009	9.12	0.52		0.20	0.72	(0.51)	(0.03)	—	(0.54)	9.30	8.68	[5]	33	0.71		0.71		6.10		90	[6]
08-31-2008	9.54	0.47		(0.40)	0.07	(0.49)	—	—	(0.49)	9.12	0.72	[5]	33	0.72		0.72		4.97		133	[6]
08-31-2007	9.60	0.47		(0.06)	0.41	(0.47)	— [7]	—	(0.47)	9.54	4.38	[5]	36	0.73		0.73		4.92		165	[6]
08-31-2006[2]	9.61	0.36		(0.11)	0.25	(0.26)	—	—	(0.26)	9.60	2.68	[3,5]	37	0.79	[4]	0.79	[4]	4.27	[4]	406
CLASS NAV
08-31-2009	9.12	0.52		0.20	0.72	(0.51)	(0.03)	—	(0.54)	9.30	8.73	[5]	540	0.66		0.66		6.15		90	[6]
08-31-2008	9.53	0.47		(0.38)	0.09	(0.50)	—	—	(0.50)	9.12	0.88	[5]	554	0.67		0.67		5.02		133	[6]
08-31-2007	9.60	0.48		(0.07)	0.41	(0.48)	— [7]	—	(0.48)	9.53	4.34	[5]	523	0.68		0.68		4.99		165	[6]
08-31-2006[2]	9.58	0.35		(0.06)	0.29	(0.27)	—	—	(0.27)	9.60	3.09	[3,5]	399	0.70	[4]	0.70	[4]	4.30	[4]	406
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 154% for 8-31-09, 255% for 8-31-08 and 299% for 8-31-07. The year 8-31-06 ended includes the effect of TBA transactions. 7. Less than $0.01 per share.

All Cap Core Fund
CLASS NAV
08-31-2009	9.22	0.10		(1.98)	(1.88)	(0.13)	— [5]	—	(0.13)	7.21	(20.07)[6]		472	0.83		0.83		1.52		196
08-31-2008	11.06	0.11		(1.31)	(1.20)	(0.13)	(0.51)	—	(0.64)	9.22	(11.50)[6]		711	0.80		0.80		1.14		239
08-31-2007	9.92	0.12		1.06	1.18	(0.03)	(0.01)	—	(0.04)	11.06	11.93	[6]	477	0.83		0.83		1.12		244
08-31-2006[2]	10.00	0.05		(0.13)	(0.08)	—	—	—	—	9.92	(0.80)[3]		284	0.84	[4]	0.84	[4]	1.42	[4]	86
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 4-28-06. 3. Not annualized. 4. Annualized. 5. Less than $0.01 per share. 6. Assumes dividend reinvestment.
All Cap Growth Fund
CLASS 1
08-31-2009	15.54	0.09		(3.83)	(3.74)	(0.04)	(0.12)	—	(0.16)	11.64	(23.94)[5]		89	1.01		1.01		0.87		168
08-31-2008	19.28	—	[6]	(2.45)	(2.45)	(0.02)	(1.27)	—	(1.29)	15.54	(13.81)[5]		28	0.98		0.98		(0.01)		111
08-31-2007	16.43	0.01		2.85	2.86	(0.01)	—	—	(0.01)	19.28	17.41	[5]	33	0.97		0.97		0.07		102
08-31-2006[2]	15.50	0.01		0.93	0.94	(0.01)	—	—	(0.01)	16.43	6.05	[3,5]	32	1.00	[4]	1.00	[4]	0.08	[4]	106
1. Based on the average of the shares outstanding. 2. Class 1 shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Less than $0.01 per share.
All Cap Value Fund
CLASS 1
08-31-2009	11.19	0.06		(1.72)	(1.66)	(0.06)	(0.19)	—	(0.25)	9.28	(14.42)[5]		84	0.96		0.96		0.67		93
08-31-2008	17.26	0.09		(0.50)	(0.41)	(0.21)	(5.45)	—	(5.66)	11.19	(4.62)[5]		25	0.97		0.97		0.73		76
08-31-2007	15.84	0.14		1.82	1.96	(0.12)	(0.42)	—	(0.54)	17.26	12.64	[5]	26	0.97		0.97		0.82		82
08-31-2006[2]	13.84	0.11		1.91	2.02	(0.02)	—	—	(0.02)	15.84	14.64	[3,5,6]	21	0.94	[4]	0.94	[4]	0.80	[4]	48
CLASS NAV
08-31-2009	11.14	0.04		(1.68)	(1.64)	(0.07)	(0.19)	—	(0.26)	9.24	(14.34)[5]		264	0.91		0.91		0.48		93
08-31-2008	17.21	0.10		(0.50)	(0.40)	(0.22)	(5.45)	—	(5.67)	11.14	(4.57)[5]		69	0.92		0.92		0.78		76
08-31-2007	15.80	0.15		1.81	1.96	(0.13)	(0.42)	—	(0.55)	17.21	12.62	[5]	70	0.88		0.88		0.93		82
08-31-2006[2]	13.80	0.12		1.91	2.03	(0.03)	—	—	(0.03)	15.80	14.69	[3,5,6]	195	0.89	[4]	0.89	[4]	0.88	[4]	48
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Adviser /Subadviser voluntarily paid Class 1 and Class NAV $46,991 and $410,290, respectively, for a potential lost investment opportunity. Excluding these payments, the total return would have been 14.38% for Class 1 and 14.45% for Class NAV.

Alpha Opportunities Fund
CLASS NAV
08-31-2009[2]	10.00	0.03		0.85	0.88	(0.01)	—	—	(0.01)	10.87	8.80	[3,5]	671	1.08	[4]	1.08	[4]	0.42	[4]	207
1. Based on the average of the shares outstanding. 2. Class NAV shares began operation on 10-7-08. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Alternative Asset Allocation Fund
CLASS A
08-31-2009[2]	10.00	0.10	[3]	2.72	2.82	—	—	—	—	12.82	28.20 [4,5,6]	1	6.78	[7]	0.55	[7,8,9]	1.33	[3,7]	1
1. Based on the average of the shares outstanding. 2. Class A shares began operations on 1-2-09. 3. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. 4. Assumes dividend reinvestment. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Not annualized. 7. Annualized. 8. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Funds was as follows:

Period ended										Range
8/31/09										0.71% – 1.18

9. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

American Diversified Growth & Income Portfolio
CLASS 1
08-31-2009	9.75	0.25	[2]	(1.39)[5]	(1.14)	(0.11)	—	—	(0.11)	8.50	(11.47)[3,4]	12	1.04		0.06	[7,8]	3.08	[2]	6
08-31-2008[9]	10.00	0.02	[2]	(0.27)	(0.25)	—	—	—	—	9.75	(2.50)[10]	1	15.51	[11]	0.08	[7,8,11]	1.43	[2,11]	—	[6]
1. Based on the average of the shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 6. Less than 1%. 7. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended										Range
8-31-2009										0.37% – 0.79
8-31-2008										0.32% – 0.71

8. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6. 9. Class 1 shares began operations on 7-1-08. 10. Not annualized. 11. Annualized.

American Fundamental Holdings Portfolio
CLASS 1
08-31-2009	9.78	0.26	[5]	(1.13)[8]	(0.87)	(0.14)	—	—	(0.14)	8.77	(8.64)[6,7]	8	1.42		0.06	[10,11]	3.12	[5]	17
08-31-2008[2]	10.00	0.04	[5]	(0.26)	(0.22)	—	—	—	—	9.78	(2.20)[3]	1	15.48	[4]	0.08	[4,10,11]	2.21	[4,5]	—	[9]
1. Based on the average of the shares outstanding. 2. Class 1 shares began operations on 7-1-08. 3. Not annualized. 4. Annualized. 5. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 6. Assumes dividend reinvestment. 7. Total returns would have been lower had certain expenses not been reduced during the periods shown. 8. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 9. Less than 1%. 10. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended										Range
8-31-2009										0.37% – 0.51
8-31-2008										0.32% – 0.50
11. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

American Global Diversification Portfolio
CLASS 1
08-31-2009	9.51	0.26	[5]	(1.07)[7]	(0.81)	(0.16)	—	—	(0.16)	8.54	(8.11)[6]	8	1.55		0.06	[8,9]	3.33	[5]	11
08-31-2008[2]	10.00	0.03	[5]	(0.52)	(0.49)	—	—	—	—	9.51	(4.90)[3]	1	15.70	[4]	0.08	[4,8,9]	1.92	[4,5]	—	[10]
1. Based on the average of the shares outstanding. 2. Class 1 shares began operations on 7-1-08. 3. Not annualized. 4. Annualized. 5. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 6. Assumes dividend reinvestment. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 8. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6. 9. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended										Range
8-31-2009										0.37% – 0.79
8-31-2008										0.33% – 0.71

10. Less than 1%.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Blue Chip Growth Fund
CLASS 1
08-31-2009	19.07	0.03		(3.46)	(3.43)	(0.04)	—	—	(0.04)	15.60	(17.95)[5,6]		153	0.90		0.87	[9]	0.19		68
08-31-2008	20.98	0.05		(1.78)	(1.73)	(0.08)	(0.10)	—	(0.18)	19.07	(8.35)[5,6]		192	0.89	[7]	0.86		0.26		44
08-31-2007	17.82	0.08	[8]	3.17	3.25	(0.09)	—	—	(0.09)	20.98	18.28	[5,6]	204	0.89	[7]	0.86		0.39	[8]	33
08-31-2006[2]	16.53	0.08		1.22	1.30	(0.01)	—	—	(0.01)	17.82	7.88	[3,5,6]	185	0.90	[4,7]	0.88	[4]	0.51	[4]	28
CLASS NAV
08-31-2009	19.06	0.03		(3.45)	(3.42)	(0.05)	—	—	(0.05)	15.59	(17.90)[5,6]		1,262	0.85		0.82	[9]	0.25		68
08-31-2008	20.97	0.06		(1.78)	(1.72)	(0.09)	(0.10)	—	(0.19)	19.06	(8.31)[5,6]		1,850	0.84	[7]	0.81		0.29		44
08-31-2007	17.80	0.09	[8]	3.17	3.26	(0.09)	—	—	(0.09)	20.97	18.37	[5,6]	1,483	0.84	[7]	0.81		0.44	[8]	33
08-31-2006[2]	16.51	0.09		1.22	1.31	(0.02)	—	—	(0.02)	17.80	7.90	[3,5,6]	1,088	0.85	[4,7]	0.83	[4]	0.58	[4]	28
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Assumes dividend reinvestment. 7. Does not take into consideration expense reductions during the periods shown. 8. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

							Per share						Percentage of average net assets
Class 1							$0.04						0.18
Class NAV							$0.04						0.18

9. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

Capital Appreciation Fund
CLASS 1
08-31-2009	10.14	0.02		(1.28)	(1.26)	(0.04)	—	—	(0.04)	8.84	(12.37)[5]		53	0.81		0.81		0.32		85
08-31-2008	10.79	0.04		(0.66)	(0.62)	(0.03)	—	—	(0.03)	10.14	(5.80)[5]		61	0.80		0.80		0.34		85
08-31-2007	9.44	0.03		1.33	1.36	(0.01)	—	—	(0.01)	10.79	14.43	[5]	66	0.81		0.81		0.27		63
08-31-2006[2]	9.20	0.01		0.23	0.24	—	—	—	—	9.44	2.61	[3,5]	68	0.88	[4]	0.88	[4]	0.10	[4]	57
CLASS NAV
08-31-2009	10.16	0.03		(1.30)	(1.27)	(0.04)	—	—	(0.04)	8.85	(12.39)[5]		1,091	0.76		0.76		0.36		85
08-31-2008	10.80	0.04		(0.65)	(0.61)	(0.03)	—	—	(0.03)	10.16	(5.65)[5]		973	0.75		0.75		0.41		85
08-31-2007	9.45	0.04		1.32	1.36	(0.01)	—	—	(0.01)	10.80	14.42	[5]	586	0.76		0.76		0.34		63
08-31-2006[2]	9.20	0.01		0.24	0.25	—	—	—	—	9.45	2.72	[3,5]	393	0.83	[4]	0.83	[4]	0.15	[4]	57
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Core Bond Fund
CLASS 1
08-31-2009	12.59	0.52		0.65	1.17	(0.57)	(0.10)	—	(0.67)	13.09	9.71	[5]	10	0.76		0.76		4.20		571
08-31-2008	12.51	0.56		0.11	0.67	(0.59)	—	—	(0.59)	12.59	5.43	[5]	4	0.80		0.80		4.46		395	[7]
08-31-2007	12.52	0.58		(0.02)	0.56	(0.57)	— [6]	—	(0.57)	12.51	4.60	[5]	2	0.82		0.82		4.67		313	[7]
08-31-2006[2]	12.51	0.47		(0.12)	0.35	(0.34)	—	—	(0.34)	12.52	2.86	[3,5]	1	0.88	[4]	0.88	[4]	4.39	[4]	436
CLASS NAV
08-31-2009	12.58	0.53		0.63	1.16	(0.57)	(0.10)	—	(0.67)	13.07	9.69	[5]	411	0.71		0.71		4.29		571
08-31-2008	12.50	0.57		0.10	0.67	(0.59)	—	—	(0.59)	12.58	5.49	[5]	267	0.75		0.75		4.51		395	[7]
08-31-2007	12.51	0.59		(0.02)	0.57	(0.58)	— [6]	—	(0.58)	12.50	4.67	[5]	267	0.77		0.77		4.71		313	[7]
08-31-2006[2]	12.50	0.46		(0.11)	0.35	(0.34)	—	—	(0.34)	12.51	2.90	[3,5]	197	0.83	[4]	0.83	[4]	4.24	[4]	436
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Less than $0.01 per share. 7. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 1,220% for 8-31-09, 807% for 8-31-08 and 623% for 8-31-07. The year ended 8-31-2006 includes the effect of TBA transactions.

Emerging Markets Value Fund
CLASS NAV
08-31-2009	9.47	0.10		(0.19)	(0.09)	(0.16)	(0.13)	—	(0.29)	9.09	1.07	[2]	1,037	1.07		1.07		1.39		39
08-31-2008	11.02	0.24		(1.59)	(1.35)	(0.10)	(0.10)	—	(0.20)	9.47	(12.61)[2]		577	1.08		1.08		2.11		13
08-31-2007[3]	10.00	0.08		0.94	1.02	—	—	—	—	11.02	10.20	[4]	482	1.10	[5]	1.10	[5]	2.14	[5]	2
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Class NAV shares began operations on 5-1-07. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Emerging Small Company Fund
CLASS 1
08-31-2009	26.43	(0.08)	(4.85)	(4.93)	—	—	—	—	21.50	(18.65)		28	1.32		1.32		(0.44)		156
08-31-2008	31.14	(0.07)	(4.64)	(4.71)	—	—	—	—	26.43	(15.13)[2]		37	1.13	[3]	1.12		(0.23)		115
08-31-2007	28.97	(0.17)	5.39	5.22	—	(3.05)	—	(3.05)	31.14	19.30	[2,4]	48	1.07	[3]	1.07		(0.56)		88
08-31-2006[5]	28.17	(0.16)	0.96	0.80	—	—	—	—	28.97	2.84	[2,6]	52	1.30	[3,7]	1.13	[7]	(0.57)[7]		207
1. Based on the average of the shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Does not take into consideration expense reductions during the periods shown. 4. Assumes dividend reinvestment. 5. Class 1 shares began operations on 10-15-05. 6. Not annualized. 7. Annualized.

Equity-Income Fund
CLASS 1
08-31-2009	16.11	0.29	(3.04)	(2.75)	(0.38)	(1.13)	—	(1.51)	11.85	(15.65)[5,6]		139	0.91		0.88		2.73		56
08-31-2008	19.52	0.36	(2.52)	(2.16)	(0.32)	(0.93)	—	(1.25)	16.11	(11.83)[5,6]		163	0.89	[7]	0.86		2.06		30
08-31-2007	18.13	0.33	2.22	2.55	(0.30)	(0.86)	—	(1.16)	19.52	14.37	[5,6]	212	0.89	[7]	0.86		1.70		20
08-31-2006[2]	16.03	0.26	1.90	2.16	(0.06)	—	—	(0.06)	18.13	13.52	[3,5,6]	183	0.90	[4,7]	0.89	[4]	1.68	[4]	39
CLASS NAV
08-31-2009	16.10	0.29	(3.04)	(2.75)	(0.39)	(1.13)	—	(1.52)	11.83	(15.68)[5,6]		633	0.86		0.83		2.77		56
08-31-2008	19.51	0.37	(2.52)	(2.15)	(0.33)	(0.93)	—	(1.26)	16.10	(11.79)[5,6]		774	0.84	[7]	0.81		2.14		30
08-31-2007	18.11	0.34	2.22	2.56	(0.30)	(0.86)	—	(1.16)	19.51	14.46	[5,6]	711	0.84	[7]	0.81		1.75		20
08-31-2006[2]	16.01	0.27	1.89	2.16	(0.06)	—	—	(0.06)	18.11	13.54	[3,5,6]	535	0.85	[4,7]	0.84	[4]	1.75	[4]	39
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Assumes dividend reinvestment. 7. Does not take into consideration expense reductions during the periods shown.

Fundamental Value Fund
CLASS 1
08-31-2009	15.37	0.12	(3.02)	(2.90)	(0.15)	—	—	(0.15)	12.32	(18.72)[5]		101	0.86		0.86		1.13		40
08-31-2008	17.58	0.15	(2.04)	(1.89)	(0.17)	(0.15)	—	(0.32)	15.37	(10.97)[5]		74	0.85		0.85		0.88		14
08-31-2007	15.86	0.20	1.86	2.06	(0.13)	(0.21)	—	(0.34)	17.58	13.02	[5]	85	0.85		0.85		1.15		6
08-31-2006[2]	14.34	0.13	1.42	1.55	(0.03)	—	—	(0.03)	15.86	10.83	[3,5]	67	0.86	[4]	0.86	[4]	0.93	[4]	8
CLASS NAV
08-31-2009	15.35	0.13	(3.03)	(2.90)	(0.16)	—	—	(0.16)	12.29	(18.75)[5]		1,299	0.81		0.81		1.19		40
08-31-2008	17.56	0.15	(2.03)	(1.88)	(0.18)	(0.15)	—	(0.33)	15.35	(10.93)[5]		1,533	0.80		0.80		0.93		14
08-31-2007	15.83	0.21	1.86	2.07	(0.13)	(0.21)	—	(0.34)	17.56	13.12	[5]	946	0.80		0.80		1.21		6
08-31-2006[2]	14.31	0.13	1.42	1.55	(0.03)	—	—	(0.03)	15.83	10.87	[3,5]	695	0.81	[4]	0.81	[4]	1.00	[4]	8
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Global Agribusiness Fund
CLASS A
08-31-2009[2]	10.00	0.04	1.41	1.45	(0.04)	—	—	(0.04)	11.41	14.52	[3,4,5]	1	4.72	[7]	1.45	[6,7]	0.58	[7]	84
CLASS I
08-31-2009[2]	10.00	0.07	1.41	1.48	(0.05)	—	—	(0.05)	11.43	14.84	[3,4,5]	1	4.42	[7]	1.00	[6,7]	1.03	[7]	84
1. Based on the average of the shares outstanding. 2. Class A and Class I shares began operations on 1-2-09. 3. Assumes dividend reinvestment. 4. Not annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6. 7. Annualized.

Global Bond Fund
CLASS 1
08-31-2009	15.05	0.47	0.02	0.49	(1.90)	(1.23)	—	(3.13)	12.41	6.02	[5]	59	0.87		0.87		3.98		448	[6]
08-31-2008	14.81	0.67	0.47	1.14	(0.78)	(0.12)	—	(0.90)	15.05	7.73	[5]	74	0.88		0.88		4.28		975	[6]
08-31-2007	14.83	0.53	(0.04)[7]	0.49	(0.35)	(0.16)	—	(0.51)	14.81	3.40	[5]	42	0.86	[8]	0.86	[8]	3.64		272	[6]
08-31-2006[2]	14.56	0.44	(0.08)[7]	0.36	(0.09)	—	—	(0.09)	14.83	2.46	[3,5]	41	0.84	[4]	0.84	[4]	3.42	[4]	248
CLASS NAV
08-31-2009	15.02	0.47	0.03	0.50	(1.90)	(1.23)	—	(3.13)	12.39	6.14	[5]	586	0.82		0.82		4.00		448	[6]
08-31-2008	14.78	0.68	0.47	1.15	(0.79)	(0.12)	—	(0.91)	15.02	7.81	[5]	509	0.83		0.83		4.37		975	[6]
08-31-2007	14.79	0.54	(0.03)[7]	0.51	(0.36)	(0.16)	—	(0.52)	14.78	3.51	[5]	754	0.81	[8]	0.81	[8]	3.68		272	[6]
08-31-2006[2]	14.52	0.45	(0.09)[7]	0.36	(0.09)	—	—	(0.09)	14.79	2.48	[3,5]	554	0.79	[4]	0.79	[4]	3.56	[4]	248
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 735% for the year ended 8-31-2009, 1,190% for the year ended 8-31-2008 and 914% for the year ended 8-31-2007. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 8. Includes interest and fees on inverse floaters. Excluding this expense the ratio for Class 1 and Class NAV would have been 0.86% and 0.81%, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Global Infrastructure Fund
CLASS A
08-31-2009[2]	10.00	0.19	0.18	0.37	(0.11)	—	—	(0.11)	10.26	3.85	[3,4,5]	1	5.69	[6]	1.45	[6,7]	3.17	[6]	39
CLASS I
08-31-2009[2]	10.00	0.22	0.18	0.40	(0.12)	—	—	(0.12)	10.28	4.16	[3,4,5]	1	5.39	[6]	1.00	[6,7]	3.62	[6]	39
1. Based on the average of the shares outstanding. 2. Class A and I shares began operations on 1-2-09. 3. Assumes dividend reinvestment. 4. Not annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Annualized. 7. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

Global Real Estate Fund
CLASS NAV
08-31-2009	8.15	0.17	(1.87)	(1.70)	(0.21)	—	—	(0.21)	6.24	(20.28)[5]		271	1.09		1.09		3.30		130
08-31-2008	11.37	0.18	(2.60)	(2.42)	(0.35)	(0.45)	—	(0.80)	8.15	(22.75)[5]		608	1.07		1.07		1.95		68
08-31-2007	10.30	0.18	1.34	1.52	(0.45)	—	—	(0.45)	11.37	14.70	[5]	465	1.08		1.08		1.54		97
08-31-2006[2]	10.00	0.06	0.24	0.30	—	—	—	—	10.30	3.00	[3]	355	1.09	[4]	1.09	[4]	1.65	[4]	87
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 4-28-06. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Global Timber Fund
CLASS A
08-31-2009[2]	10.00	0.03	1.36	1.39	(0.04)	—	—	(0.04)	11.35	13.98	[4,6,7]	1	5.30	[5]	1.45	[3,5]	0.48	[5]	67
CLASS I
08-31-2009[2]	10.00	0.06	1.36	1.42	(0.05)	—	—	(0.05)	11.37	14.31	[4,6,7]	1	5.00	[5]	1.00	[3,5]	0.93	[5]	67
1. Based on the average of the shares outstanding. 2. Class A and I shares began operations on 1-2-09. 3. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6. 4. Not annualized. 5. Annualized. 6. Total returns would have been lower had certain expenses not been reduced during the periods shown. 7. Assumes dividend reinvestment.

High Income Fund
CLASS NAV
08-31-2009	7.98	0.65	(1.34)	(0.69)	(0.91)	—	—	(0.91)	6.38	(5.78)[5]		414	0.73		0.73		12.15		68
08-31-2008	10.61	0.79	(2.24)	(1.45)	(0.74)	(0.44)	—	(1.18)	7.98	(14.76)[5]		447	0.72		0.72		8.80		53
08-31-2007	9.87	0.69	0.76	1.45	(0.69)	(0.02)	—	(0.71)	10.61	14.81	[5]	383	0.73		0.73		6.38		67
08-31-2006[2]	10.00	0.23	(0.25)	(0.02)	(0.11)	—	—	(0.11)	9.87	(0.14)[3,5]		289	0.77	[4]	0.77	[4]	6.73	[4]	76
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 4-28-06. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
High Yield Fund
CLASS 1
08-31-2009	8.81	0.81	(0.73)	0.08	(0.89)	—	—	(0.89)	8.00	3.66	[5]	60	0.76		0.76		11.73		75
08-31-2008	9.92	0.84	(1.04)	(0.20)	(0.83)	(0.08)	—	(0.91)	8.81	(2.33)[5]		43	0.75		0.75		8.98		59
08-31-2007	10.12	0.77	(0.17)	0.60	(0.74)	(0.06)	—	(0.80)	9.92	6.02	[5]	48	0.75		0.75		7.48		77	[6]
08-31-2006[2]	10.10	0.65	(0.03)	0.62	(0.60)	—	—	(0.60)	10.12	6.41	[3,5]	44	0.76	[4]	0.76	[4]	7.22	[4]	83
CLASS NAV
08-31-2009	8.77	0.83	(0.75)	0.08	(0.90)	—	—	(0.90)	7.95	3.62	[5]	906	0.71		0.71		12.18		75
08-31-2008	9.87	0.84	(1.03)	(0.19)	(0.83)	(0.08)	—	(0.91)	8.77	(2.18)[5]		1,511	0.70		0.70		9.04		59
08-31-2007	10.08	0.77	(0.17)	0.60	(0.75)	(0.06)	—	(0.81)	9.87	6.00	[5]	1,547	0.70		0.70		7.55		77	[6]
08-31-2006[2]	10.06	0.66	(0.03)	0.63	(0.61)	—	—	(0.61)	10.08	6.49	[3,5]	1,144	0.71	[4]	0.71	[4]	7.36	[4]	83
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 80% for the year ended 8-31-2007.

Index 500 Fund
CLASS NAV
08-31-2009	9.47	0.15	(1.93)	(1.78)	(0.06)	—	—	(0.06)	7.63	(18.66)[2]		1,857	0.49		0.49		2.26		37
08-31-2008	10.80	0.17	(1.42)	(1.25)	(0.05)	(0.03)	—	(0.08)	9.47	(11.69)[2]		961	0.49		0.49		1.71		2
08-31-2007[3]	10.00	0.17	0.67	0.84	(0.04)	—	—	(0.04)	10.80	8.41	[2,4,5]	83	0.58	[6,7]	0.51	[6]	1.93	[6]	3
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Class NAV shares began operations on 10-27-06. 4. Not annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Annualized. 7. Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
International Equity Index Fund
CLASS NAV
08-31-2009	18.53	0.37	(3.08)	(2.71)	(0.28)	(0.03)	—	(0.31)	15.51	(14.15)[5]	322	0.58		0.58		2.91		36
08-31-2008	22.51	0.57	(3.39)	(2.82)	(0.58)	(0.58)	—	(1.16)	18.53	(13.58)[5]	494	0.56		0.56		2.68		10
08-31-2007	18.97	0.47	3.64	4.11	(0.35)	(0.22)	—	(0.57)	22.51	21.97 [5]	421	0.56		0.56		2.23		15
08-31-2006[2]	15.59	0.41	3.17	3.58	(0.20)	—	—	(0.20)	18.97	23.16 [3,5]	308	0.58	[4]	0.58	[4]	2.78	[4]	11
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-29-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
International Opportunities Fund
CLASS 1
08-31-2009	15.16	0.12	(3.20)	(3.08)	(0.13)	—	—	(0.13)	11.95	(20.11)[5]	29	1.03		1.03		1.20		135
08-31-2008	19.32	0.24	(1.67)	(1.43)	(0.25)	(2.48)	—	(2.73)	15.16	(10.51)[5]	32	1.04		1.04		1.36		111
08-31-2007	16.13	0.25	3.19	3.44	(0.05)	(0.20)	—	(0.25)	19.32	21.48 [5]	23	1.04		1.04		1.40		127
08-31-2006[2]	13.71	0.11	3.01	3.12	(0.70)	—	—	(0.70)	16.13	23.36 [3,5,6]	9	1.07	[4]	1.07	[4]	0.78	[4]	99
CLASS NAV
08-31-2009	15.19	0.13	(3.21)	(3.08)	(0.14)	—	—	(0.14)	11.97	(20.06)[5]	708	0.98		0.98		1.26		135
08-31-2008	19.36	0.25	(1.68)	(1.43)	(0.26)	(2.48)	—	(2.74)	15.19	(10.50)[5]	844	0.99		0.99		1.38		111
08-31-2007	16.16	0.24	3.21	3.45	(0.05)	(0.20)	—	(0.25)	19.36	21.51 [5]	764	0.99		0.99		1.34		127
08-31-2006[2]	13.72	0.10	3.04	3.14	(0.70)	—	—	(0.70)	16.16	23.51 [3,5,6]	552	1.02	[4]	1.02	[4]	0.73	[4]	99
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Adviser/Subadviser voluntarily reimbursed Class 1 and Class NAV $11,316 and $3,937,220, respectively, for a potential lost investment opportunity. Excluding these reimbursements, the total return would have been 23.19% for Class 1 and 22.62% for Class NAV.

International Small Cap Fund
CLASS 1
08-31-2009	15.71	0.20	(2.43)	(2.23)	(0.16)	(1.17)	—	(1.33)	12.15	(9.88)[5]	116	1.23		1.23		2.16		56
08-31-2008	24.53	0.31	(5.42)	(5.11)	(0.63)	(3.08)	—	(3.71)	15.71	(23.67)[5]	47	1.18		1.18		1.61		29
08-31-2007	20.95	0.28	6.44	6.72	(0.28)	(2.86)	—	(3.14)	24.53	34.99 [5]	81	1.16		1.16		1.24		26
08-31-2006[2]	18.48	0.27	2.24	2.51	(0.04)	—	—	(0.04)	20.95	13.58 [3,5]	37	1.18	[4]	1.18	[4]	1.55	[4]	89	[3]
CLASS NAV
08-31-2009	15.72	0.23	(2.48)	(2.25)	(0.16)	(1.17)	—	(1.33)	12.14	(9.94)[5]	120	1.18		1.18		2.43		56
08-31-2008	24.53	0.34	(5.42)	(5.08)	(0.65)	(3.08)	—	(3.73)	15.72	(23.58)[5]	295	1.13		1.13		1.79		29
08-31-2007	20.95	0.26	6.46	6.72	(0.28)	(2.86)	—	(3.14)	24.53	35.01 [5]	376	1.11		1.11		1.16		26
08-31-2006[2]	18.45	0.25	2.29	2.54	(0.04)	—	—	(0.04)	20.95	13.80 [3,5]	359	1.13	[4]	1.13	[4]	1.43	[4]	89	[3]
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
International Small Company Fund
CLASS NAV
08-31-2009	8.49	0.11	(1.24)	(1.13)	(0.10)	(0.15)	—	(0.25)	7.11	(12.23)[5]	125	1.09		1.09		2.03		26
08-31-2008	11.53	0.16	(2.19)	(2.03)	(0.15)	(0.86)	—	(1.01)	8.49	(19.32)[5]	404	1.10		1.10		1.66		11
08-31-2007	9.33	0.12	2.14	2.26	(0.06)	—	—	(0.06)	11.53	24.30 [5]	250	1.11		1.11		1.06		32
08-31-2006[2]	10.00	0.04	(0.71)	(0.67)	—	—	—	—	9.33	(6.70)[3]	221	1.14	[4]	1.14	[4]	1.37	[4]	57
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 4-28-06. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
International Value Fund
CLASS 1
08-31-2009	15.68	0.29	(2.09)	(1.80)	(0.51)	(0.38)	—	(0.89)	12.99	(9.96)[5,6]	294	0.98		0.96	[8]	2.69		46
08-31-2008	19.73	0.55	(3.25)	(2.70)	(0.36)	(0.99)	—	(1.35)	15.68	(15.08)[5,6]	372	0.99	[7]	0.98		3.07		21
08-31-2007	17.91	0.45	2.93	3.38	(0.46)	(1.10)	—	(1.56)	19.73	19.45 [5,6]	162	1.00	[7]	0.98		2.32		24
08-31-2006[2]	15.20	0.46	2.30	2.76	(0.05)	—	—	(0.05)	17.91	18.22 [3,5,6]	134	1.01	[4,7]	0.99	[4]	3.17	[4]	59
CLASS NAV
08-31-2009	15.64	0.30	(2.08)	(1.78)	(0.52)	(0.38)	—	(0.90)	12.96	(9.85)[5,6]	854	0.93		0.91	[8]	2.78		46
08-31-2008	19.70	0.53	(3.23)	(2.70)	(0.37)	(0.99)	—	(1.36)	15.64	(15.09)[5,6]	1,053	0.94	[7]	0.92		2.94		21
08-31-2007	17.88	0.47	2.91	3.38	(0.46)	(1.10)	—	(1.56)	19.70	19.50 [5,6]	1,081	0.95	[7]	0.93		2.42		24
08-31-2006[2]	15.16	0.47	2.30	2.77	(0.05)	—	—	(0.05)	17.88	18.35 [3,5,6]	836	0.96	[4,7]	0.94	[4]	3.21	[4]	59
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Assumes dividend reinvestment. 7. Does not take into consideration expense reductions during the periods shown. 8. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Investment Quality Bond Fund
CLASS 1
08-31-2009	11.62	0.49		0.40	0.89	(0.60)	(0.04)	—	(0.64)	11.87	8.16	[5]	64	0.75		0.75		4.45		35
08-31-2008	11.70	0.54		(0.02)	0.52	(0.60)	—	—	(0.60)	11.62	4.52	[5]	54	0.76		0.76		4.61		81
08-31-2007	11.76	0.56		(0.04)	0.52	(0.58)	— [6]	—	(0.58)	11.70	4.49	[5]	43	0.78		0.78		4.77		37
08-31-2006[2]	11.84	0.46		(0.16)	0.30	(0.38)	—	—	(0.38)	11.76	2.64	[3,5]	35	0.84	[4]	0.84	[4]	4.42	[4]	35
CLASS NAV
08-31-2009	11.61	0.50		0.39	0.89	(0.60)	(0.04)	—	(0.64)	11.86	8.23	[5]	122	0.70		0.70		4.47		35
08-31-2008	11.69	0.55		(0.02)	0.53	(0.61)	—	—	(0.61)	11.61	4.57	[5]	149	0.71		0.71		4.66		81
08-31-2007	11.75	0.56		(0.04)	0.52	(0.58)	— [6]	—	(0.58)	11.69	4.56	[5]	123	0.73		0.73		4.83		37
08-31-2006[2]	11.83	0.46		(0.16)	0.30	(0.38)	—	—	(0.38)	11.75	2.68	[3,5]	93	0.79	[4]	0.79	[4]	4.51	[4]	35
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Less than $0.01 per share.

Large Cap Fund
CLASS 1
08-31-2009	13.69	0.12		(3.13)	(3.01)	(0.24)	—	—	(0.24)	10.44	(21.66)[2]		21	0.86		0.86		1.33		114
08-31-2008	16.12	0.18		(2.06)	(1.88)	(0.14)	(0.41)	—	(0.55)	13.69	(12.04)[2]		26	0.80		0.80		1.20		55
08-31-2007	14.67	0.19		1.78	1.97	(0.13)	(0.39)	—	(0.52)	16.12	13.59	[2]	31	0.81		0.81		1.15		29
08-31-2006[3]	13.26	0.11		1.31	1.42	(0.01)	—	—	(0.01)	14.67	10.73	[2,4]	2	0.93	[5]	0.93	[5]	0.86	[5]	24
CLASS NAV
08-31-2009	13.70	0.13		(3.14)	(3.01)	(0.25)	—	—	(0.25)	10.44	(21.65)[2]		206	0.81		0.81		1.36		114
08-31-2008	16.13	0.18		(2.05)	(1.87)	(0.15)	(0.41)	—	(0.56)	13.70	(11.99)[2]		363	0.75		0.75		1.26		55
08-31-2007	14.67	0.18		1.80	1.98	(0.13)	(0.39)	—	(0.52)	16.13	13.67	[2]	348	0.76		0.76		1.11		29
08-31-2006[3]	13.26	0.12		1.31	1.43	(0.02)	—	—	(0.02)	14.67	10.79	[2,4]	192	0.88	[5]	0.88	[5]	0.95	[5]	24
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Class 1 and Class NAV shares began operations on 10-15-05. 4. Not annualized. 5. Annualized.
Large Cap Value Fund
CLASS 1
08-31-2009	21.99	0.28		(6.00)	(5.72)	(0.27)	—	—	(0.27)	16.00	(25.96)[5]		84	0.91		0.91		1.82		180
08-31-2008	25.90	0.26		(3.30)	(3.04)	(0.22)	(0.65)	—	(0.87)	21.99	(12.16)[5]		109	0.88		0.88		1.08		62
08-31-2007	22.97	0.24		2.83	3.07	(0.14)	—	—	(0.14)	25.90	13.39	[5]	130	0.91		0.91		0.96		63
08-31-2006[2]	20.31	0.23		2.48	2.71	(0.05)	—	—	(0.05)	22.97	13.33	[3,5]	105	0.98	[4]	0.98	[4]	1.24	[4]	54
CLASS NAV
08-31-2009	22.03	0.28		(5.99)	(5.71)	(0.29)	—	—	(0.29)	16.03	(25.90)[5]		433	0.86		0.86		1.80		180
08-31-2008	25.95	0.28		(3.31)	(3.03)	(0.24)	(0.65)	—	(0.89)	22.03	(12.13)[5]		621	0.83		0.83		1.18		62
08-31-2007	23.01	0.26		2.82	3.08	(0.14)	—	—	(0.14)	25.95	13.42	[5]	412	0.86		0.86		1.00		63
08-31-2006[2]	20.33	0.17		2.56	2.73	(0.05)	—	—	(0.05)	23.01	13.43	[3,5]	234	0.89	[4]	0.89	[4]	0.89	[4]	54
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Mid Cap Index Fund
CLASS NAV
08-31-2009	18.37	0.17		(3.69)	(3.52)	(0.13)	(0.19)	—	(0.32)	14.53	(18.69)[5]		506	0.50		0.50		1.36		35
08-31-2008	21.18	0.18		(1.05)	(0.87)	(0.26)	(1.68)	—	(1.94)	18.37	(4.61)[5]		332	0.49		0.49		0.93		48
08-31-2007	18.37	0.27	[6]	2.65	2.92	(0.08)	(0.03)	—	(0.11)	21.18	15.93	[5]	428	0.51		0.51		1.32	[6]	64
08-31-2006[2]	16.85	0.17		1.38	1.55	(0.03)	—	—	(0.03)	18.37	9.20	[3,5,7]	172	0.56	[4,8]	0.56	[4]	1.14	[4]	10
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-29-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund/Portfolio which amounted to the following amounts:

							Per share						Percentage of average net assets
Class NAV							$0.06						0.28

7. Total returns would have been lower had certain expenses not been reduced during the periods shown. 8. Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Mid Cap Stock Fund
CLASS 1
08-31-2009	16.90	—	[8]	(4.45)	(4.45)	—	—	—	—	12.45	(26.33)[5]		266	0.94		0.94		0.01		170
08-31-2008	19.00	(0.03)		(0.74)	(0.77)	—	(1.33)	—	(1.33)	16.90	(4.91)[5]		379	0.93		0.93		(0.16)		125
08-31-2007	15.81	0.03	[6]	3.96	3.99	(0.06)	(0.74)	—	(0.80)	19.00	25.91	[5]	136	0.93		0.93		0.18	[6]	114
08-31-2006[2]	13.86	(0.04)		2.01	1.97	—	(0.02)	—	(0.02)	15.81	14.20	[3,5,7]	107	0.96	[4]	0.96	[4]	(0.30)[4]		104
CLASS NAV
08-31-2009	16.93	—	[8]	(4.46)	(4.46)	— [8]	—	—	— [8]	12.47	(26.30)[5]		447	0.89		0.89		0.04		170
08-31-2008	19.03	(0.01)		(0.76)	(0.77)	— [8]	(1.33)	—	(1.33)	16.93	(4.90)[5]		348	0.88		0.88		(0.08)		125
08-31-2007	15.83	0.03	[6]	3.97	4.00	(0.06)	(0.74)	—	(0.80)	19.03	25.95	[5]	366	0.88		0.88		0.19	[6]	114
08-31-2006[2]	13.87	(0.04)		2.02	1.98	—	(0.02)	—	(0.02)	15.83	14.27	[3,5,7]	194	0.91	[4]	0.91	[4]	(0.26)[4]		104
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund/Portfolio which amounted to the following amounts:

							Per share						Percentage of average net assets
Class 1							$0.07						0.42
Class NAV							$0.06						0.35

7. The Adviser/Subadviser voluntarily paid Class 1 and Class NAV $510,149 and $847,342, respectively, for a potential lost investment opportunity. Excluding these payments, the total return would have been 13.67% for Class 1 and 13.77% for Class NAV. 8. Less than $0.01 per share.

Mid Cap Value Equity Fund
CLASS NAV
08-31-2009	9.86	0.10		(2.30)	(2.20)	(0.08)	(0.20)	—	(0.28)	7.38	(21.56)[5]		162	0.95		0.95		1.61		50
08-31-2008	11.42	0.07		(1.31)	(1.24)	(0.11)	(0.21)	—	(0.32)	9.86	(11.17)[5]		91	0.97		0.97		0.69		53
08-31-2007	9.65	0.13		1.70	1.83	(0.06)	—	—	(0.06)	11.42	18.99	[5]	129	0.94		0.94		1.22		26
08-31-2006[2]	10.00	0.03		(0.38)	(0.35)	—	—	—	—	9.65	(3.50)[3]		98	1.02	[4]	1.02	[4]	0.79	[4]	24
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 4-28-06. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Mid Value Fund
CLASS NAV
08-31-2009[2]	10.00	0.05		2.56	2.61	—	—	—	—	12.61	26.10	[3,4]	301	1.10	[5]	1.05	[5]	0.64	[5]	30
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 1-2-09. 3. Not annualized. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Annualized.

Natural Resources Fund
CLASS 1
08-31-2009	35.15	0.18		(11.42)	(11.24)	(0.19)	(6.06)	—	(6.25)	17.66	(27.25)[5]		139	1.11		1.11		1.06		56
08-31-2008	42.52	0.18		3.88	4.06	(0.23)	(11.20)	—	(11.43)	35.15	7.02	[5]	171	1.11		1.11		0.44		34
08-31-2007	35.71	0.22		8.52	8.74	(0.34)	(1.59)	—	(1.93)	42.52	25.57	[5]	111	1.14		1.14		0.58		54
08-31-2006[2]	28.70	0.34		6.70	7.04	(0.03)	—	—	(0.03)	35.71	24.55	[3,5]	81	1.12	[4]	1.12	[4]	1.13	[4]	71
CLASS NAV
08-31-2009	35.01	0.18		(11.37)	(11.19)	(0.21)	(6.06)	—	(6.27)	17.55	(27.20)[5]		529	1.06		1.06		1.10		56
08-31-2008	42.39	0.19		3.88	4.07	(0.25)	(11.20)	—	(11.45)	35.01	7.08	[5]	500	1.06		1.06		0.45		34
08-31-2007	35.60	0.24		8.48	8.72	(0.34)	(1.59)	—	(1.93)	42.39	25.61	[5]	731	1.09		1.09		0.64		54
08-31-2006[2]	28.60	0.33		6.71	7.04	(0.04)	—	—	(0.04)	35.60	24.62	[3,5]	692	1.07	[4]	1.07	[4]	1.11	[4]	71
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Real Estate Equity Fund
CLASS NAV
08-31-2009	8.52	0.18		(3.15)	(2.97)	(0.19)	(0.01)	—	(0.20)	5.35	(34.63)[5,6]		209	0.93		0.90	[9]	3.81		95
08-31-2008	10.82	0.20		(1.24)	(1.04)	(0.12)	(1.14)	—	(1.26)	8.52	(9.91)[5,6]		264	0.91	[7]	0.87		2.20		27
08-31-2007	10.99	0.28		(0.12)[8]	0.16	(0.17)	(0.16)	—	(0.33)	10.82	1.28	[5,6]	254	0.90	[7]	0.87		2.41		55
08-31-2006[2]	10.00	0.08		0.91	0.99	—	—	—	—	10.99	9.90	[3,5]	275	0.92	[4,7]	0.90	[4]	2.29	[4]	50
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 4-28-06. 3. Not annualized. 4. Annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Assumes dividend reinvestment. 7. Does not take into consideration expense reductions during the periods shown. 8. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 9. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Real Estate Securities Fund
CLASS 1
08-31-2009	13.60	0.26	(4.79)	(4.53)	(0.26)	(0.09)	—	(0.35)	8.72	(33.01)[5]		75	0.84		0.84		3.30		130
08-31-2008	17.80	0.32	(1.57)	(1.25)	(0.30)	(2.65)	—	(2.95)	13.60	(7.58)[5]		113	0.82		0.82		2.18		74
08-31-2007	29.94	0.50	1.52	2.02	(0.93)	(13.23)	—	(14.16)	17.80	4.30	[5]	145	0.80		0.80		2.25		87
08-31-2006[2]	23.03	0.64	6.46	7.10	(0.16)	(0.03)	—	(0.19)	29.94	30.96	[3,5]	171	0.82	[4]	0.82	[4]	2.76	[4]	199
1. Based on the average of the shares outstanding. 2. Class 1 shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Real Return Bond Fund
CLASS 1
08-31-2009	14.15	0.42	(0.55)	(0.13)	(0.42)	(1.50)	—	(1.92)	12.10	0.99	[5]	60	0.79		0.79		3.59		629	[6]
08-31-2008	13.17	0.60	1.03	1.63	(0.65)	—	—	(0.65)	14.15	12.64	[5]	46	0.80		0.80		4.26		992	[6]
08-31-2007	13.41	0.55	(0.29)	0.26	(0.46)	(0.04)	—	(0.50)	13.17	1.97	[5,7]	19	0.79	[8]	0.79		4.16		197	[6]
08-31-2006[2]	13.52	0.53	(0.24)	0.29	(0.40)	— [9]	—	(0.40)	13.41	2.27	[3,5]	17	0.80	[4]	0.80	[4]	4.52	[4]	216
CLASS NAV
08-31-2009	14.03	0.43	(0.55)	(0.12)	(0.42)	(1.50)	—	(1.92)	11.99	1.11	[5]	1,058	0.74		0.74		3.72		629	[6]
08-31-2008	13.07	0.60	1.02	1.62	(0.66)	—	—	(0.66)	14.03	12.63	[5]	819	0.75		0.75		4.30		992	[6]
08-31-2007	13.32	0.59	(0.34)	0.25	(0.46)	(0.04)	—	(0.50)	13.07	1.95	[5,7]	951	0.74	[8]	0.74		4.53		197	[6]
08-31-2006[2]	13.43	0.55	(0.26)	0.29	(0.40)	— [9]	—	(0.40)	13.32	2.32	[5]	684	0.75	[4]	0.75	[4]	4.75	[4]	216
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 772% for the year ended 8-31-2009, 1,192% for the year ended 8-31-2008 and 230% for the year ended 8-31-2007. The year ended 8-31-2006 includes the effect of TBA transactions. 7. Total returns would have been lower had certain expenses not been reduced during the periods shown. 8. Does not take into consideration expense reductions during the periods shown. 9. Less than $0.01 per share.

Short Term Government Income Fund
CLASS NAV
08-31-2009[2]	10.00	0.13	0.01	0.14	—	—	—	—	10.14	1.40	[3]	25	1.21	[4,5]	0.65	[4]	2.02	[4]	177
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 1-2-09. 3. Not annualized. 4. Annualized. 5. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

Small Cap Growth Fund
CLASS NAV
08-31-2009[2]	10.00	(0.04)	(1.58)	(1.62)	—	—	—	—	8.38	(16.20)[3]		122	1.18	[4]	1.18	[4]	(0.59)[4]		214
1. Based on the average of the shares outstanding. 2. Class NAV shares began operation on 9-10-08. 3. Not annualized. 4. Annualized.
Small Cap Index Fund
CLASS NAV
08-31-2009	12.96	0.11	(2.95)	(2.84)	(0.09)	(0.15)	—	(0.24)	9.88	(21.60)[5]		100	0.55		0.55		1.33		101
08-31-2008	17.03	0.19	(1.04)	(0.85)	(0.30)	(2.92)	—	(3.22)	12.96	(5.60)[5,6]		125	0.56	[7]	0.56		1.39		86
08-31-2007	15.95	0.20	1.50	1.70	(0.13)	(0.49)	—	(0.62)	17.03	10.70	[5,6]	89	0.54	[7]	0.54		1.19		40
08-31-2006[2]	14.05	0.12	1.80	1.92	(0.02)	—	—	(0.02)	15.95	13.69	[3,5,6]	125	0.58	[4,7]	0.56	[4]	0.92	[4]	40
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-29-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Total returns would have been lower had certain expenses not been reduced during the periods shown. 7. Does not take into consideration expense reductions during the periods shown.

Small Cap Opportunities Fund
CLASS 1
08-31-2009	18.87	0.06	(3.57)	(3.51)	(0.22)	—	—	(0.22)	15.14	(18.28)[5,7]		45	1.21		1.16	[9]	0.49		108
08-31-2008	23.45	0.35	(4.53)	(4.18)	(0.33)	(0.07)	—	(0.40)	18.87	(18.09)[5,7]		25	1.11	[8]	1.11		1.62		81
08-31-2007	23.24	0.32	0.83	1.15	(0.31)	(0.63)	—	(0.94)	23.45	4.85	[5,7]	35	1.09	[8]	1.09		1.32		48
08-31-2006[2]	21.36	0.21	1.72	1.93	(0.05)	— [6]	—	(0.05)	23.24	9.04	[3,5,7]	30	1.10	[4]	1.10	[4]	1.01	[4]	59
CLASS NAV
08-31-2009	18.79	0.09	(3.58)	(3.49)	(0.23)	—	—	(0.23)	15.07	(18.24)[5,7]		54	1.16		1.11	[9]	0.68		108
08-31-2008	23.35	0.47	(4.62)	(4.15)	(0.34)	(0.07)	—	(0.41)	18.79	(18.04)[5,7]		97	1.06	[8]	1.06		1.68		81
08-31-2007	23.14	0.34	0.81	1.15	(0.31)	(0.63)	—	(0.94)	23.35	4.88	[5,7]	194	1.04	[8]	1.04		1.37		48
08-31-2006[2]	21.26	0.22	1.71	1.93	(0.05)	— [6]	—	(0.05)	23.14	9.09	[3,5,7]	217	1.05	[4]	1.05	[4]	1.05	[4]	59
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Less than $0.01 per share. 7. Total returns would have been lower had certain expenses not been reduced during the periods shown. 8. Does not take into consideration expense reductions during the periods shown. 9. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Small Cap Value Fund
CLASS NAV
08-31-2009[2]	10.00	0.03	2.47	2.50	—	—	—	—	12.50	25.00	[3]	79	1.32	[4]	1.32	[4]	0.33	[4]	9
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 12-16-08. 3. Not annualized. 4. Annualized.
Small Company Growth Fund
CLASS NAV
08-31-2009	11.95	(0.02)	(2.42)	(2.44)	—	—	—	—	9.51	(20.42)		122	1.13		1.13		(0.24)		77
08-31-2008	13.09	(0.07)	(0.77)	(0.84)	—	(0.30)	—	(0.30)	11.95	(6.57)[5]		169	1.10		1.10		(0.54)		38
08-31-2007	11.09	(0.09)	2.29	2.20	—	(0.20)	—	(0.20)	13.09	20.04	[5]	208	1.11		1.11		(0.68)		39
08-31-2006[2]	10.00	(0.08)	1.17	1.09	—	—	—	—	11.09	10.90	[3]	74	1.16	[4]	1.16	[4]	(0.83)[4]		49
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-29-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Small Company Value Fund
CLASS 1
08-31-2009	24.91	0.13	(4.83)	(4.70)	(0.13)	(0.37)	—	(0.50)	19.71	(18.47)[5,6]		101	1.13		1.08	[8]	0.77		41
08-31-2008	25.81	0.13	0.12	0.25	(0.04)	(1.11)	—	(1.15)	24.91	1.15	[5,6]	134	1.12	[7]	1.07		0.52		22
08-31-2007	23.66	0.05	2.54	2.59	(0.07)	(0.37)	—	(0.44)	25.81	10.98	[5,6]	144	1.11	[7]	1.06		0.20		18
08-31-2006[2]	21.09	0.10	2.52	2.62	(0.05)	—	—	(0.05)	23.66	12.41	[3,5,6]	149	1.12	[4,7]	1.10	[4]	0.46	[4]	12
CLASS NAV
08-31-2009	24.89	0.14	(4.83)	(4.69)	(0.14)	(0.37)	—	(0.51)	19.69	(18.43)[5,6]		262	1.08		1.03	[8]	0.84		41
08-31-2008	25.79	0.14	0.12	0.26	(0.05)	(1.11)	—	(1.16)	24.89	1.20	[5,6]	418	1.07	[7]	1.02		0.58		22
08-31-2007	23.63	0.06	2.54	2.60	(0.07)	(0.37)	—	(0.44)	25.79	11.04	[5,6]	319	1.06	[7]	1.01		0.25		18
08-31-2006[2]	21.06	0.11	2.51	2.62	(0.05)	—	—	(0.05)	23.63	12.44	[3,5,6]	239	1.07	[4,7]	1.05	[4]	0.53	[4]	12
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Assumes dividend reinvestment. 7. Does not take into consideration expense reductions during the periods shown. 8. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6.

Smaller Company Growth Fund
CLASS NAV
08-31-2009[2]	10.00	(0.04)	0.42	0.38	—	—	—	—	10.38	3.80	[3,5]	158	1.29	[4]	1.17	[4]	(0.47)[4]		86
1. Based on the average of the shares outstanding. 2. Class NAV commenced operations on 10-7-2008. 3. Not annualized. 4. Annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Spectrum Income Fund
CLASS NAV
08-31-2009	10.09	0.48	0.03	0.51	(0.53)	(0.07)	—	(0.60)	10.00	5.85	[5,6]	901	0.83		0.81	[8]	5.27		76	[9]
08-31-2008	10.51	0.48	(0.26)	0.22	(0.50)	(0.14)	—	(0.64)	10.09	2.06	[5,6]	1,065	0.86	[7]	0.83		4.62		67	[9]
08-31-2007	10.27	0.47	0.24	0.71	(0.45)	(0.02)	—	(0.47)	10.51	7.00	[5,6]	979	0.88	[7]	0.86		4.46		73	[9]
08-31-2006[2]	10.00	0.35	0.19	0.54	(0.27)	—	—	(0.27)	10.27	5.47	[3,5,6]	764	0.94	[4,7]	0.93	[4]	4.15	[4]	123
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-29-05. 3. Not annualized. 4. Annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Assumes dividend reinvestment. 7. Does not take into consideration expense reductions during the periods shown. 8. The Adviser has agreed to waive or reimburse expenses, as detailed in the accompanying notes to the financial statements, which are subject to possible recapture by the Investment Adviser within three years of being incurred. See Note 6. 9. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 110% for the period ended 8-31-2009, 114% for the year ended 8-31-2008 and 110% for the year ended 8-31-2007.

Strategic Bond Fund
CLASS 1
08-31-2009	10.47	0.57	(0.17)	0.40	(0.57)	—	—	(0.57)	10.30	4.55	[5]	40	0.79		0.79		6.08		69	[6]
08-31-2008	11.56	0.71	(1.12)	(0.41)	(0.68)	—	—	(0.68)	10.47	(3.74)[5]		38	0.80		0.80		6.32		154	[6]
08-31-2007	11.79	0.65	(0.25)	0.40	(0.63)	— [7]	—	(0.63)	11.56	3.36	[5]	45	0.81		0.81		5.47		91	[6]
08-31-2006[2]	11.85	0.51	(0.04)	0.47	(0.53)	— [7]	—	(0.53)	11.79	4.18	[3,5]	42	0.82	[4]	0.82	[4]	4.88	[4]	192	[6]
CLASS NAV
08-31-2009	10.45	0.57	(0.18)	0.39	(0.57)	—	—	(0.57)	10.27	4.52	[5]	458	0.74		0.74		6.13		69	[6]
08-31-2008	11.54	0.71	(1.12)	(0.41)	(0.68)	—	—	(0.68)	10.45	(3.70)[5]		470	0.75		0.75		6.41		154	[6]
08-31-2007	11.77	0.65	(0.24)	0.41	(0.64)	— [7]	—	(0.64)	11.54	3.44	[5]	424	0.76		0.76		5.54		91	[6]
08-31-2006[2]	11.83	0.51	(0.04)	0.47	(0.53)	— [7]	—	(0.53)	11.77	4.22	[3,5]	270	0.77	[4]	0.77	[4]	4.88	[4]	192	[6]
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 256% for the year ended 8-31-09, 394% for the year ended 8-31-08 and 442% for the year ended 8-31-07. The year ended 8-31-06 includes the effect of TBA transactions. 7. Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
Strategic Income Fund
CLASS NAV
08-31-2009	10.02	0.69	[7]	0.17	0.86	(1.04)	(0.08)	—	(1.12)	9.76	10.67	[5]	450	0.83	[7]	0.83	[7]	7.81	[7]	55
08-31-2008	10.06	0.62		(0.25)	0.37	(0.41)	—	—	(0.41)	10.02	3.67	[5]	463	0.76		0.76		6.03		55	[6]
08-31-2007	10.06	0.51		(0.12)	0.39	(0.39)	—	—	(0.39)	10.06	4.01	[5]	423	0.78		0.78		5.15		97	[6]
08-31-2006[2]	10.00	0.14		(0.01)	0.13	(0.07)	—	—	(0.07)	10.06	1.37	[3,5]	281	0.86	[4]	0.86	[4]	4.18	[4]	65
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 4-28-06. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 61% for the year ended 8-31-2008 and 106% for the year ended 8-31-2007. The year ended 8-31-2006 includes the effect of TBA transactions. 7. Includes tax expense, which was 0.07% of average net assets. This expense decreased the net investment income (loss) by $0.01 per share and the net investment income (loss) ratio by 0.07%.

Total Bond Market Fund
CLASS NAV
08-31-2009	10.07	0.39		0.34	0.73	(0.37)	(0.01)	—	(0.38)	10.42	7.43	[5]	447	0.53		0.53		3.82		91
08-31-2008	10.02	0.46		0.08	0.54	(0.49)	—	—	(0.49)	10.07	5.54	[5,6]	60	0.61	[7]	0.57		4.56		97
08-31-2007[2]	10.00	0.40		(0.05)	0.35	(0.33)	—	—	(0.33)	10.02	3.54	[3,5,6]	54	0.62	[4,7]	0.56	[4]	4.66	[4]	101
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-27-06. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Total returns would have been lower had certain expenses not been reduced during the periods shown. 7. Does not take into consideration expense reductions during the periods shown.

Total Return Fund
CLASS 1
08-31-2009	14.11	0.50		1.05	1.55	(0.67)	(0.97)	—	(1.64)	14.02	12.65	[5]	234	0.78		0.78		3.81		291	[6]
08-31-2008	13.79	0.61		0.44	1.05	(0.68)	(0.05)	—	(0.73)	14.11	7.78	[5,7]	160	0.79	[8]	0.79		4.32		121	[6]
08-31-2007	13.78	0.64		(0.06)	0.58	(0.54)	(0.03)	—	(0.57)	13.79	4.26	[5]	126	0.83	[9,10]	0.83	[9,10]	4.67		349	[6]
08-31-2006[2]	13.70	0.46		(0.04)	0.42	(0.34)	—	—	(0.34)	13.78	3.14	[3,5]	118	0.82	[4]	0.82	[4]	3.85	[4]	398
CLASS NAV
08-31-2009	14.08	0.52		1.04	1.56	(0.68)	(0.97)	—	(1.65)	13.99	12.75	[5]	1,547	0.73		0.73		3.91		291	[6]
08-31-2008	13.75	0.62		0.45	1.07	(0.69)	(0.05)	—	(0.74)	14.08	7.93	[5,7]	1,680	0.74	[8]	0.74		4.37		121	[6]
08-31-2007	13.75	0.65		(0.08)	0.57	(0.54)	(0.03)	—	(0.57)	13.75	4.26	[5]	1,400	0.78	[9,10]	0.78	[9,10]	4.77		349	[6]
08-31-2006[2]	13.67	0.47		(0.05)	0.42	(0.34)	—	—	(0.34)	13.75	3.18	[3,5]	1,041	0.77	[4]	0.77	[4]	3.95	[4]	398
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 832% for the year ended 8-31-2009, 440% for the year ended 8-31-2008 and 443% for the year ended 8-31-2007. 7. Total returns would have been lower had certain expenses not been reduced during the periods shown. 8. Does not take into consideration expense reductions during the periods shown. 9. Includes interest expense on securities sold short. Excluding interest expense the ratio for Class 1 and Class NAV would have been 0.81% and 0.76%, respectively. 10. Includes interest and fees on inverse floaters. Excluding this expense the ratio for Class 1 and Class NAV would have been 0.82% and 0.77%, respectively.

U.S. Government Securities Fund
CLASS 1
08-31-2009	12.67	0.34		0.49	0.83	(0.42)	(0.94)	—	(1.36)	12.14	7.27	[5]	47	0.76		0.76		2.84		99	[6]
08-31-2008	13.43	0.51		(0.72)	(0.21)	(0.55)	—	—	(0.55)	12.67	(1.67)[5]		41	0.77		0.77		3.86		50	[6]
08-31-2007	13.59	0.62		(0.14)	0.48	(0.62)	(0.02)	—	(0.64)	13.43	3.62	[5]	43	0.76		0.76		4.54		59	[6]
08-31-2006[2]	13.54	0.44		(0.07)	0.37	(0.32)	— [7]	—	(0.32)	13.59	2.87	[3,5]	43	0.78	[4]	0.78	[4]	3.67	[4]	100
CLASS NAV
08-31-2009	12.64	0.35		0.48	0.83	(0.42)	(0.94)	—	(1.36)	12.11	7.35	[5]	94	0.71		0.71		2.93		99	[6]
08-31-2008	13.40	0.51		(0.71)	(0.20)	(0.56)	—	—	(0.56)	12.64	(1.62)[5]		159	0.72		0.72		3.90		50	[6]
08-31-2007	13.56	0.62		(0.13)	0.49	(0.63)	(0.02)	—	(0.65)	13.40	3.69	[5]	154	0.71		0.71		4.58		59	[6]
08-31-2006[2]	13.51	0.44		(0.06)	0.38	(0.33)	— [7]	—	(0.33)	13.56	2.91	[3,5]	161	0.73	[4]	0.73	[4]	3.75	[4]	100
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 385% for the year ended 8-31-2009, 575% for the year ended 8-31-2008 and 739% for the year ended 8-31-2007. 7. Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Net assets, end of period (in millions)	Expenses before reductions (%)		Expenses net of all fee waivers and credits (%)		Net investment income (loss) (%)		Portfolio turnover (%)
U.S. High Yield Bond Fund
CLASS 1
08-31-2009	12.09	1.01	(0.44)	0.57	(0.92)	—	—	(0.92)	11.74	6.40	[5]	34	0.82		0.82		9.59		48
08-31-2008	12.87	0.92	(0.76)	0.16	(0.94)	— [6]	—	(0.94)	12.09	1.25	[5]	6	0.82		0.82		7.43		59
08-31-2007	13.05	0.95	(0.18)	0.77	(0.95)	— [6]	—	(0.95)	12.87	5.94	[5]	4	0.84		0.84		7.25		86
08-31-2006[2]	12.74	0.80	0.02	0.82	(0.51)	—	—	(0.51)	13.05	6.55	[3,5]	2	0.87	[4]	0.87	[4]	7.12	[4]	108
CLASS NAV
08-31-2009	12.09	0.99	(0.41)	0.58	(0.93)	—	—	(0.93)	11.74	6.46	[5]	743	0.77		0.77		9.56		48
08-31-2008	12.87	0.93	(0.77)	0.16	(0.94)	— [6]	—	(0.94)	12.09	1.31	[5]	523	0.77		0.77		7.48		59
08-31-2007	13.05	0.96	(0.18)	0.78	(0.96)	— [6]	—	(0.96)	12.87	6.02	[5]	392	0.79		0.79		7.31		86
08-31-2006[2]	12.74	0.80	0.02	0.82	(0.51)	—	—	(0.51)	13.05	6.58	[3,5]	288	0.82	[4]	0.82	[4]	7.06	[4]	108
1. Based on the average of the shares outstanding. 2. Class 1 and Class NAV shares began operations on 10-15-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Less than $0.01 per share.

U.S. Multi Sector Fund
CLASS NAV
08-31-2009	9.65	0.13	(1.33)	(1.20)	(0.20)	—	—	(0.20)	8.25	(12.22)[5]		870	0.81		0.81		1.72		72
08-31-2008	11.29	0.13	(1.28)	(1.15)	(0.14)	(0.35)	—	(0.49)	9.65	(10.64)[5]		904	0.79		0.79		1.25		84
08-31-2007	10.41	0.13	0.90	1.03	(0.10)	(0.05)	—	(0.15)	11.29	9.93	[5]	1,524	0.80		0.80		1.19		72
08-31-2006[2]	10.00	0.09	0.33	0.42	(0.01)	—	—	(0.01)	10.41	4.25	[3,5]	1,227	0.82	[4]	0.82	[4]	1.01	[4]	116
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-29-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment.
Value Fund
CLASS NAV
08-31-2009	9.53	0.08	(1.77)	(1.69)	(0.07)	—	—	(0.07)	7.77	(17.56)[2]		122	0.87		0.87		1.24		76
08-31-2008	11.43	0.08	(1.20)	(1.12)	(0.06)	(0.72)	—	(0.78)	9.53	(10.48)[2,3]		26	1.08	[4]	0.99		0.79		76
08-31-2007[5]	10.00	0.08	1.36	1.44	(0.01)	—	—	(0.01)	11.43	14.45	[2,3,6]	14	1.40	[4,7]	0.99	[7]	0.88	[7]	70
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Class NAV shares began operations on 10-27-06. 6. Not annualized. 7. Annualized.

Value & Restructuring Fund
CLASS NAV
08-31-2009	11.98	0.14	(3.31)	(3.17)	(0.12)	—	—	(0.12)	8.69	(26.21)[5]		514	0.87		0.87		1.82		43
08-31-2008	12.92	0.14	(0.85)	(0.71)	(0.19)	(0.04)	—	(0.23)	11.98	(5.68)[5]		568	0.86		0.86		1.10		14
08-31-2007	11.08	0.18 [6]	1.82	2.00	(0.12)	(0.04)	—	(0.16)	12.92	18.12	[5]	395	0.86		0.86		1.40	[6]	19
08-31-2006[2]	10.00	0.12	0.99	1.11	(0.03)	—	—	(0.03)	11.08	11.07	[3,5]	296	0.92	[4]	0.92	[4]	1.33	[4]	17
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-29-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund/Portfolio which amounted to the following amounts:

Fund						Class			Per Share				Percentage of average net assets
Value & Restructuring						NAV			$0.04				0.31%
Vista Fund
CLASS NAV
08-31-2009	12.55	(0.02)	(4.32)	(4.34)	(0.02)	(1.45)	—	(1.47)	6.74	(33.26)[5]		223	0.98		0.98		(0.31)		211
08-31-2008	14.37	(0.07)	(0.64)	(0.71)	—	(1.11)	—	(1.11)	12.55	(6.15)[5]		114	0.98		0.98		(0.52)		154
08-31-2007	10.70	(0.06)[6]	3.73	3.67	—	—	—	—	14.37	34.30		170	0.97		0.97		(0.48)[6]		152
08-31-2006[2]	10.00	(0.01)	0.71	0.70	—	—	—	—	10.70	7.00	[3]	123	1.04	[4]	1.04	[4]	(0.15)[4]		205
1. Based on the average of the shares outstanding. 2. Class NAV shares began operations on 10-29-05. 3. Not annualized. 4. Annualized. 5. Assumes dividend reinvestment. 6. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Fund which amounted to the following amounts:

Fund						Class			Per share				Percentage of average net assets
Vista						NAV			$0.02				0.14%

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Funds II (JHF II or the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as an open-end investment management company. The Trust is a series company, which means it has multiple Funds (individually a Fund and collectively the Funds), each with a stated investment objective that it pursues through separate investment policies.

The Funds below are included in this report.

Active Bond Fund	Global Timber Fund	Short Term Government Income Fund
All Cap Core Fund	High Income Fund	Small Cap Growth Fund
All Cap Growth Fund	High Yield Fund	Small Cap Index Fund
All Cap Value Fund	Index 500 Fund	Small Cap Opportunities Fund
Alpha Opportunities Fund	International Equity Index Fund	Small Cap Value Fund
Alternative Asset Allocation Fund	International Opportunities Fund	Small Company Growth Fund
American Diversified Growth & Income Portfolio	International Small Cap Fund	Small Company Value Fund
American Fundamental Holdings Portfolio	International Small Company Fund	Smaller Company Growth Fund
American Global Diversification Portfolio	International Value Fund	Spectrum Income Fund
Blue Chip Growth Fund	Investment Quality Bond Fund	Strategic Bond Fund
Capital Appreciation Fund	Large Cap Fund	Strategic Income Fund
Core Bond Fund	Large Cap Value Fund	Total Bond Market Fund
Emerging Markets Value Fund	Mid Cap Index Fund	Total Return Fund
Emerging Small Company Fund	Mid Cap Stock Fund	U.S. Government Securities Fund
Equity-Income Fund	Mid Cap Value Equity Fund	U.S. High Yield Bond Fund
Fundamental Value Fund	Mid Value Fund	U.S. Multi Sector Fund
Global Agribusiness Fund	Natural Resources Fund	Value Fund
Global Bond Fund	Real Estate Equity Fund	Value & Restructuring Fund
Global Infrastructure Fund	Real Estate Securities Fund	Vista Fund
Global Real Estate Fund	Real Return Bond Fund

The five Lifestyle Portfolios, nine Lifecycle Portfolios, Floating Rate Income Fund, Optimized Value Fund, Retirement Distribution Portfolio and Retirement Rising Distribution Portfolio are covered in separate reports.

Each of the Funds, with the exception of Alternative Asset Allocation Fund, American Diversified Growth & Income Portfolio, American Fundamental Holdings Portfolio, American Global Diversification Portfolio, Global Agribusiness Fund, Global Bond Fund, Global Infrastructure Fund, Global Real Estate Fund, Global Timber Fund, Natural Resources Fund, Real Estate Equity Fund, Real Estate Securities Fund, Real Return Bond Fund and U.S. Multi Sector Fund, is diversified for purposes of the 1940 Act.

Alternative Asset Allocation Fund operates as a “fund of funds,” investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III (JHF III) and also in other affiliated funds of the John Hancock Funds complex. It may also invest in unaffiliated underlying funds and other permitted investments.

American Diversified Growth & Income Portfolio, American Fundamental Holdings Portfolio and American Global Diversification Portfolio (collectively, JHF II American Funds) operate as “funds of funds,” investing in shares of the American Funds Insurance Series mutual funds (American Funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. The American Funds are not covered by this report.

John Hancock Investment Management Services, LLC (JHIMS or the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The Funds described in this report offer four classes of shares as follows:

FUND	CLASS A	CLASS I	CLASS 1	CLASS NAV
Active Bond Fund			•	•
All Cap Core Fund				•
All Cap Growth Fund			•
All Cap Value Fund			•	•
Alpha Opportunities Fund				•
Alternative Asset Allocation Fund	•
American Diversified Growth & Income Portfolio			•
American Fundamental Holdings Portfolio			•
American Global Diversification Portfolio			•
Blue Chip Growth Fund			•	•
Capital Appreciation Fund			•	•
Core Bond Fund			•	•
Emerging Markets Value Fund				•
Emerging Small Company Fund			•
Equity-Income Fund			•	•
Fundamental Value Fund			•	•
Global Agribusiness Fund	•	•

ORGANIZATION OF THE TRUST, CONTINUED

FUND	CLASS A	CLASS I	CLASS 1	CLASS NAV
Global Bond Fund			•	•
Global Infrastructure Fund	•	•
Global Real Estate Fund				•
Global Timber Fund	•	•
High Income Fund				•
High Yield Fund			•	•
Index 500 Fund				•
International Equity Index Fund				•
International Opportunities Fund			•	•
International Small Cap Fund			•	•
International Small Company Fund				•
International Value Fund			•	•
Investment Quality Bond Fund			•	•
Large Cap Fund			•	•
Large Cap Value Fund			•	•
Mid Cap Index Fund				•
Mid Cap Stock Fund			•	•
Mid Cap Value Equity Fund				•
Mid Value Fund				•
Natural Resources Fund			•	•
Real Estate Equity Fund				•
Real Estate Securities Fund			•
Real Return Bond Fund			•	•
Short Term Government Income Fund				•
Small Cap Growth Fund				•
Small Cap Index Fund				•
Small Cap Opportunities Fund			•	•
Small Cap Value Fund				•
Small Company Growth Fund				•
Small Company Value Fund			•	•
Smaller Company Growth Fund				•
Spectrum Income Fund				•
Strategic Bond Fund			•	•
Strategic Income Fund				•
Total Bond Market Fund				•
Total Return Fund			•	•
U.S. Government Securities Fund			•	•
U.S. High Yield Bond Fund			•	•
U.S. Multi Sector Fund				•
Value Fund				•
Value & Restructuring Fund				•
Vista Fund				•

Class A shares are open to all retail investors for Alternative Asset Allocation Fund, Global Agribusiness Fund, Global Infrastructure Fund and Global Timber Fund. Class I shares are offered without any sales charge to various institutional and certain individual investors for Global Agribusiness Fund, Global Infrastructure Fund and Global Timber Fund. Class 1 shares are sold only to certain affiliates of MFC. Class NAV shares are sold to Alternative Asset Allocation Fund, Lifestyle Portfolios, Lifecycle Portfolios and to certain institutional investors. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees (the Trustees), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

At August 31, 2009, the Adviser and other affiliates of MFC owned shares of beneficial interest for the following Funds:

FUND	CLASS A	CLASS 1	CLASS I	CLASS NAV
Alternative Asset Allocation Fund	100,000	—	—	—
American Diversified Growth & Income Portfolio	—	101,552	—	—
American Fundamental Holdings Portfolio	—	101,883	—	—
American Global Diversification Portfolio	—	102,325	—	—
Global Agribusiness Fund	100,365	—	100,476	—
Global Infrastructure Fund	101,214	—	101,319	—
Global Timber Fund	100,426	—	100,538	—
Value Fund	—	—	—	543,515

ORGANIZATION OF THE TRUST, CONTINUED

New Funds  The following Funds commenced operations on the following dates:

FUND	DATE
Small Cap Growth Fund	September 10, 2008
Alpha Opportunities Fund	October 7, 2008
Smaller Company Growth Fund	October 7, 2008
Small Cap Value Fund	December 16, 2008
Alternative Asset Allocation Fund	January 2, 2009
Global Agribusiness Fund	January 2, 2009
Global Infrastructure Fund	January 2, 2009
Global Timber Fund	January 2, 2009
Mid Value Fund	January 2, 2009
Short Term Government Income Fund	January 2, 2009

Cessation of Operations  On the following dates, all of the net assets were redeemed from the Funds listed below:

FUND	DATE
Small Cap Fund	October 27, 2008
Emerging Growth Fund	December 12, 2008
Small Company Fund	December 15, 2008
Core Equity Fund	April 24, 2009
Mid Cap Value Fund	April 24, 2009
Absolute Return Portfolio	May 7, 2009
Mid Cap Intersection Fund	June 25, 2009
Optimized All Cap Fund	June 29, 2009

Effective October 23, 2009, Emerging Small Company Fund will be liquidated.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, October 23, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation  Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Investments by the Funds of Funds (Alternative Asset Allocation Fund and the American Funds) in underlying funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. All other securities held by the Funds are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities sold short are valued at the closing ask price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued, as described below. Certain short-term debt instruments are valued at amortized cost. John Hancock Collateral Investment Trust (JHCIT), an affiliated registered investment company managed by John Hancock Advisers, LLC, a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of MFC, is valued at its net asset value each business day. JHCIT is a floating rate fund investing in money market instruments.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Funds’ shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

Fair Value Measurements  The Funds use a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

•	Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures In addition, certain investment companies, including mutual funds, are valued using this technique.

•	Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, foreign forward currency contracts, and certain options use these techniques.

•	Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2009, by major security category or security type. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, written options and swap contracts, which are stated at market value.

Investments in Securities	Level 1	Level 2	Level 3	Totals
Active Bond Fund
Asset Backed Securities	—	$9,538,438	$3,656,933	$13,195,371
Collateralized Mortgage Obligations	—	80,217,867	5,165,113	85,382,980
Corporate Bonds	—	296,495,180	503,600	296,998,780
Foreign Government Obligations	—	1,133,904	—	1,133,904
Municipal Bonds	—	1,804,635	—	1,804,635
Preferred Stocks	$1,176,783	782,074	—	1,958,857
Supranational Obligations	—	252,311	—	252,311
U.S. Government Agency Obligations	—	124,080,523	—	124,080,523
U.S. Treasury Obligations	—	19,556,155	—	19,556,155
Warrants	1,091	—	—	1,091
Short Term Investments	—	30,577,598	—	30,577,598
Total Investments in Securities	$1,177,874	$564,438,685	$9,325,646	$574,942,205
Other Financial Instruments	($47,069)	—	—	($47,069)
Totals	$1,130,805	$564,438,685	$9,325,646	$574,895,136

All Cap Core Fund
Basic Materials	$25,432,816	—	—	$25,432,816
Communications	49,849,801	—	—	49,849,801
Consumer, Cyclical	28,795,524	—	—	28,795,524
Consumer, Non-cyclical	109,228,314	—	—	109,228,314
Energy	43,060,174	—	—	43,060,174
Financial	57,494,916	—	—	57,494,916
Industrial	60,204,464	—	—	60,204,464
Technology	37,197,660	—	—	37,197,660
Utilities	15,533,069	—	—	15,533,069
Short Term Investments	24,010,310	$44,265,690	—	68,276,000
Total Investments in Securities	$450,807,048	$44,265,690	—	$495,072,738
Other Financial Instruments	$3,829,092	—	—	$3,829,092
Totals	$454,636,140	$44,265,690	—	$498,901,830

All Cap Growth Fund
Basic Materials	$2,082,588	$366,430	—	$2,449,018
Communications	8,100,852	1,914,867	—	10,015,719
Consumer, Cyclical	10,725,543	—	—	10,725,543
Consumer, Non-cyclical	23,276,658	396,379	—	23,673,037
Energy	5,239,051	—	—	5,239,051
Financial	5,924,290	—	—	5,924,290
Industrial	12,629,936	—	—	12,629,936
Technology	14,863,629	715,834	—	15,579,463
Short Term Investments	1,798,951	2,700,000	—	4,498,951
Total Investments in Securities	$84,641,498	$6,093,510	—	$90,735,008

All Cap Value Fund
Basic Materials	$14,212,338	—	—	$14,212,338
Communications	6,093,702	—	—	6,093,702
Consumer, Cyclical	51,705,725	—	—	51,705,725
Consumer, Non-cyclical	75,342,119	—	—	75,342,119
Energy	38,805,427	—	—	38,805,427
Financial	82,447,930	—	—	82,447,930
Industrial	54,381,504	—	—	54,381,504
Technology	20,209,687	—	—	20,209,687
Short Term Investments	30,276,606	$3,997,000	—	34,273,606
Total Investments in Securities	$373,475,038	$3,997,000	—	$377,472,038

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Alpha Opportunities Fund
Basic Materials	$34,810,806	$5,574,172	—	$40,384,978
Communications	51,988,131	5,260,132	—	57,248,263
Consumer, Cyclical	75,631,533	5,620,377	—	81,251,910
Consumer, Non-cyclical	119,161,052	4,520,568	—	123,681,620
Diversified	—	2,264,648	—	2,264,648
Energy	66,085,182	7,327,660	—	73,412,842
Financial	92,514,122	20,275,792	—	112,789,914
Industrial	68,867,373	8,371,503	—	77,238,876
Investment Companies	8,482,087	—	—	8,482,087
Technology	74,155,501	1,757,977	—	75,913,478
Utilities	1,842,474	504,071	—	2,346,545
Short Term Investments	76,061,317	13,400,000	—	89,461,317
Total Investments in Securities	$669,599,578	$74,876,900	—	$744,476,478

Alternative Asset Allocation Fund
Investment Companies	$1,270,758	—	—	$1,270,758

American Diversified Growth & Income Portfolio
Investment Companies	$11,545,663	—	—	$11,545,663

American Fundamental Holdings Portfolio
Investment Companies	$7,945,581	—	—	$7,945,581

American Global Diversification Portfolio
Investment Companies	$7,749,393	—	—	$7,749,393

Blue Chip Growth Fund
Basic Materials	$30,617,974	—	—	$30,617,974
Communications	269,359,571	$15,301,941	—	284,661,512
Consumer, Cyclical	136,831,475	—	—	136,831,475
Consumer, Non-cyclical	275,427,819	1,618,356	—	277,046,175
Energy	92,785,278	—	—	92,785,278
Financial	242,833,785	963,285	—	243,797,070
Industrial	89,022,120	—	—	89,022,120
Technology	235,441,376	—	—	235,441,376
Utilities	8,989,380	—	—	8,989,380
Short Term Investments	46,245,024	9,514,374	—	55,759,398
Total Investments in Securities	$1,427,553,802	$27,397,956	—	$1,454,951,758

Capital Appreciation Fund
Basic Materials	$20,131,200	—	—	$20,131,200
Communications	173,905,880	$2,205,376	—	176,111,256
Consumer, Cyclical	127,163,263	—	—	127,163,263
Consumer, Non-cyclical	318,736,447	17,076,619	—	335,813,066
Energy	94,172,959	—	—	94,172,959
Financial	77,177,729	—	—	77,177,729
Industrial	5,385,733	—	—	5,385,733
Technology	259,952,584	—	—	259,952,584
Short Term Investments	65,423,611	46,616,000	—	112,039,611
Total Investments in Securities	$1,142,049,406	$65,897,995	—	$1,207,947,401

Core Bond Fund
Asset Backed Securities	—	$21,905,747	—	$21,905,747
Collateralized Mortgage Obligations	—	80,837,075	$556,323	81,393,398
Corporate Bonds	—	89,968,981	—	89,968,981
Foreign Government Obligations	—	7,825,972	—	7,825,972
Municipal Bonds	—	594,516	—	594,516
Supranational Obligations	—	1,467,893	—	1,467,893
U.S. Government Agency Obligations	—	166,965,699	—	166,965,699
U.S. Treasury Obligations	—	76,686,250	—	76,686,250
Short Term Investments	—	17,697,000	—	17,697,000
Total Investments in Securities	—	$463,949,133	$556,323	$464,505,456
Investments in Securities Sold Short	—	($9,935,235)	—	($9,935,235)
Totals	—	$454,013,898	$556,323	$454,570,221

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Emerging Markets Value Fund
Brazil	$107,881,152	$121,417	—	$108,002,569
China	1,378,719	32,573,682	—	33,952,401
Hong Kong	—	74,880,362	—	74,880,362
India	33,506,594	93,758,616	$16,560	127,281,770
Indonesia	—	33,599,990	—	33,599,990
Malaysia	34,424	40,264,731	—	40,299,155
Mexico	85,549,171	—	—	85,549,171
South Africa	21,560,161	93,514,787	—	115,074,948
South Korea	23,105,554	104,755,848	—	127,861,402
Taiwan	11,982,331	104,400,809	—	116,383,140
Other Countries	38,014,006	133,089,250	—	171,103,256
Short Term Investments	84,101,622	3,778,000	—	87,879,622
Total Investments in Securities	$407,113,734	$714,737,492	$16,560	$1,121,867,786

Emerging Small Company Fund
Basic Materials	$796,956	—	—	$796,956
Communications	2,019,644	—	—	2,019,644
Consumer, Cyclical	5,101,692	—	—	5,101,692
Consumer, Non-cyclical	6,974,524	—	—	6,974,524
Energy	1,037,272	—	—	1,037,272
Financial	2,523,948	—	—	2,523,948
Industrial	3,737,058	—	—	3,737,058
Technology	6,030,992	—	—	6,030,992
Short Term Investments	3,450,976	$290,000	—	3,740,976
Total Investments in Securities	$31,673,062	$290,000	—	$31,963,062

Equity-Income Fund
Basic Materials	$47,272,536	—	—	$47,272,536
Communications	65,718,216	$5,873,730	—	71,591,946
Consumer, Cyclical	75,368,477	4,163,519	—	79,531,996
Consumer, Non-cyclical	86,184,571	3,270,218	—	89,454,789
Energy	116,185,708	—	—	116,185,708
Financial	163,599,582	1,298,183	—	164,897,765
Industrial	97,158,497	—	—	97,158,497
Technology	39,282,102	—	—	39,282,102
Utilities	38,635,305	—	—	38,635,305
Short Term Investments	65,982,948	28,850,184	—	94,833,132
Total Investments in Securities	$795,387,942	$43,455,834	—	$838,843,776

Fundamental Value Fund
Basic Materials	$20,701,726	13,319,256	—	$34,020,982
Communications	74,369,070	—	—	74,369,070
Consumer, Cyclical	146,987,526	10,800,726	—	157,788,252
Consumer, Non-cyclical	245,147,045	17,963,091	—	263,110,136
Diversified	—	13,295,894	—	13,295,894
Energy	197,024,054	9,062,804	—	206,086,858
Financial	375,397,144	41,367,759	—	416,764,903
Industrial	69,387,385	16,320,132	—	85,707,517
Technology	96,401,146	—	—	96,401,146
Utilities	2,607,553	—	—	2,607,553
Short Term Investments	113,598,925	56,053,708	—	169,652,633
Total Investments in Securities	$1,341,621,574	$178,183,370	—	$1,519,804,944
				—
Global Agribusiness Fund
Australia	—	$25,320	—	$25,320
Bermuda	—	8,551	—	8,551
Canada	$314,404	—	—	314,404
France	16,125	—	—	16,125
Japan	—	34,413	—	34,413
Norway	27,210	—	—	27,210
Singapore	885	191,892	—	192,777
Switzerland	254,000	37,407	—	291,407
United Kingdom	122,977	—	—	122,977
United States	1,209,733	—	—	1,209,733
Total Investments in Securities	$1,945,334	$297,583	—	$2,242,917

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Global Bond Fund
Asset Backed Securities	—	$17,746,590	$1,306,968	$19,053,558
Collateralized Mortgage Obligations	—	80,283,978	1,638,566	81,922,544
Corporate Bonds	—	241,371,303	2,115,895	243,487,198
Foreign Government Obligations	—	153,419,082	—	153,419,082
Municipal Bonds	—	5,383,009	—	5,383,009
Preferred Stocks	$74,400	1,124,055	—	1,198,455
Supranational Obligations	—	1,812,136	—	1,812,136
Term Loans	—	3,008,194	—	3,008,194
U.S. Government Agency Obligations	—	98,382,224	—	98,382,224
U.S. Treasury Obligations	—	8,595,661	—	8,595,661
Short Term Investments	—	34,216,577	—	34,216,577
Total Investments in Securities	$74,400	$645,342,809	$5,061,429	$650,478,638
Investments in Securities Sold Short	—	($90,831,474)	—	($90,831,474)
Other Financial Instruments	$1,110,094	$7,323,159	—	$8,433,253
Totals	$1,184,494	$561,834,494	$5,061,429	$568,080,417

Global Infrastructure Fund
Australia	—	$84,527	—	$84,527
Brazil	$94,656	—	—	94,656
Canada	256,066	—	—	256,066
France	15,856	34,458	—	50,314
Germany	20,794	91,623	—	112,417
Japan	69,976	25,467	—	95,443
Portugal	32,178	57,615	—	89,793
Spain	112,457	132,548	—	245,005
United Kingdom	75,508	—	—	75,508
United States	757,611	—	—	757,611
Other Countries	96,377	96,530	—	192,907
Grand Total	$1,531,479	$522,768	—	$2,054,247

Global Real Estate Fund
Australia	—	$31,350,311	—	$31,350,311
Canada	$7,567,694	496,716	—	8,064,410
Finland	—	980,940	—	980,940
France	—	11,284,150	—	11,284,150
Hong Kong	—	47,632,289	—	47,632,289
Japan	—	36,960,208	—	36,960,208
Netherlands	—	4,061,447	—	4,061,447
Singapore	—	15,483,046	—	15,483,046
United Kingdom	—	24,537,696	—	24,537,696
United States	93,721,932	—	—	93,721,932
Other Countries	—	2,349,305	$7	2,349,312
Short Term Investments	17,915,228	—	—	17,915,228
Total Investments in Securities	$119,204,854	$175,136,108	$7	$294,340,969

Global Timber
Australia	—	$189,008	—	$189,008
Brazil	$194,687	—	—	194,687
Canada	413,301	—	—	413,301
Hong Kong	—	27,237	—	27,237
Japan	—	25,318	—	25,318
Sweden	—	151,475	—	151,475
United States	1,278,521	—	—	1,278,521
Total Investments in Securities	$1,886,509	$393,038	—	$2,279,547

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
High Income Fund
Asset Backed Securities	—	—	$2,207,200	$2,207,200
Collateralized Mortgage Obligations	—	$2,891,870	2,845,382	5,737,252
Common Stocks	$33,577,548	978,723	—	34,556,271
Convertible Bonds	—	31,123,223	—	31,123,223
Corporate Bonds	—	238,706,375	28,573,055	267,279,430
Preferred Stocks	20,306,948	9,818,670	—	30,125,618
Purchased Options	1,231,760	—	935,508	2,167,268
Term Loans	—	60,088,508	1,355,357	61,443,865
Warrants	12,569	—	—	12,569
Short Term Investments	60	—	—	60
Total Investments in Securities	$55,128,885	$343,607,369	$35,916,502	$434,652,756
Other Financial Instruments	—	($223,325)	($935,508)	($1,158,833)
Totals	$55,128,885	$343,384,044	$34,980,994	$433,493,923

High Yield Fund
Common Stocks	$283,085	—	—	$283,085
Convertible Bonds	—	$3,552,500	—	3,552,500
Corporate Bonds	—	814,118,948	$854,252	814,973,200
Foreign Government Obligations	—	35,834,838	259,733	36,094,571
Preferred Stocks	8,094,940	4,565,401	5,865,771	18,526,112
Term Loans	—	38,281,927	1,148,618	39,430,545
Warrants	—	—	77,611	77,611
Short Term Investments	3,681,147	24,700,000	—	28,381,147
Total Investments in Securities	$12,059,172	$921,053,614	$8,205,985	$941,318,771

Index 500 Fund
Basic Materials	$69,004,427	—	—	$69,004,427
Communications	193,323,851	—	—	193,323,851
Consumer, Cyclical	165,353,713	—	—	165,353,713
Consumer, Non-cyclical	407,458,131	—	—	407,458,131
Diversified	917,703	—	—	917,703
Energy	221,941,922	—	—	221,941,922
Financial	285,877,418	—	—	285,877,418
Industrial	186,726,860	—	—	186,726,860
Technology	237,938,286	—	—	237,938,286
Utilities	59,541,693	—	—	59,541,693
Short Term Investments	75,602,338	$21,860,000	—	97,462,338
Total Investments in Securities	$1,903,686,342	$21,860,000	—	$1,925,546,342
Other Financial Instruments	$2,373,237	—	—	$2,373,237
Totals	$1,906,059,579	$21,860,000	—	$1,927,919,579

International Equity Index Fund
Australia	—	$16,361,761	—	$16,361,761
Brazil	$9,383,891	56,468	—	9,440,359
Canada	20,494,397	—	—	20,494,397
France	—	22,056,943	—	22,056,943
Germany	—	17,258,348	—	17,258,348
Hong Kong	—	9,773,381	—	9,773,381
Japan	—	48,598,211	—	48,598,211
Spain	—	9,924,051	—	9,924,051
Switzerland	—	17,849,013	—	17,849,013
United Kingdom	23,840	46,437,479	—	46,461,319
Other Countries	12,770,547	71,745,399	—	84,515,946
Short Term Investments	5,600,997	9,134,637	—	14,735,634
Total Investments in Securities	$48,273,672	$269,195,691	—	$317,469,363
Other Financial Instruments	$1,634,499	$416,500	—	$2,050,999
Totals	$49,908,171	$269,612,191	—	$319,520,362

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
International Opportunities Fund
Brazil	$51,660,555	—	—	$51,660,555
Denmark	—	$29,523,744	—	29,523,744
Germany	—	48,221,888	—	48,221,888
Hong Kong	—	39,494,181	—	39,494,181
India	15,536,477	—	—	15,536,477
Japan	—	88,238,538	—	88,238,538
Mexico	20,980,381	—	—	20,980,381
Singapore	—	17,879,990	—	17,879,990
Spain	—	48,469,963	—	48,469,963
Switzerland	26,479,460	72,526,610	—	99,006,070
Taiwan	18,808,867	14,209,649	—	33,018,516
United Kingdom	—	73,884,717	—	73,884,717
United States	7,417,365	—	—	7,417,365
Other Countries	25,602,657	90,301,934	—	115,904,591
Short Term Investments	17,766,894	37,504,000	—	55,270,894
Total Investments in Securities	$184,252,656	$560,255,214	—	$744,507,870

International Small Cap Fund
Australia	—	$24,270,796	—	$24,270,796
Canada	$17,341,841	3,106,280	—	20,448,121
Hong Kong	—	30,280,589	—	30,280,589
Japan	—	16,311,023	—	16,311,023
Netherlands	—	24,538,689	—	24,538,689
South Korea	—	20,670,622	—	20,670,622
Switzerland	—	9,658,562	—	9,658,562
Taiwan	—	16,126,363	—	16,126,363
Thailand	—	11,276,255	—	11,276,255
United Kingdom	—	23,129,567	—	23,129,567
Other Countries	4,092,870	35,788,979	—	39,881,849
Short Term Investments	6,782,026	1,115,000	—	7,897,026
Total Investments in Securities	$28,216,737	$216,272,725	—	$244,489,462

International Small Company Fund
Australia	—	$9,112,876	$1,940	$9,114,816
Canada	$10,349,029	16	—	10,349,045
Finland	—	4,078,148	—	4,078,148
France	—	6,285,676	—	6,285,676
Germany	3	7,137,072	—	7,137,075
Italy	3,822	4,834,759	—	4,838,581
Japan	—	32,877,073	—	32,877,073
Sweden	—	3,172,177	—	3,172,177
Switzerland	3,417	6,520,933	—	6,524,350
United Kingdom	487,580	22,291,718	—	22,779,298
Other Countries	546,242	23,073,559	—	23,619,801
Short Term Investments	2,826,990	—	—	2,826,990
Total Investments in Securities	$14,217,083	$119,384,007	$1,940	$133,603,030

International Value Fund
France	—	$136,546,409	—	$136,546,409
Germany	—	112,473,833	—	112,473,833
Japan	—	74,632,242	—	74,632,242
Netherlands	—	65,722,486	—	65,722,486
Norway	—	56,237,531	—	56,237,531
South Korea	$12,815,152	32,955,015	—	45,770,167
Switzerland	—	90,062,999	—	90,062,999
Taiwan	—	67,014,707	—	67,014,707
United Kingdom	—	233,039,543	—	233,039,543
United States	21,158,781	—	—	21,158,781
Other Countries	63,738,232	150,979,027	—	214,717,259
Short Term Investments	50,889,821	29,645,000	—	80,534,821
Total Investments in Securities	$148,601,986	$1,049,308,792	—	$1,197,910,778

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Investment Quality Bond Fund
Asset Backed Securities	—	$2,314,987	—	$2,314,987
Collateralized Mortgage Obligations	—	15,429,743	—	15,429,743
Common Stocks	$781	—	—	781
Convertible Bonds	—	3,519	—	3,519
Corporate Bonds	—	87,567,783	—	87,567,783
Foreign Government Obligations	—	2,082,173	—	2,082,173
Municipal Bonds	—	2,724,387	—	2,724,387
Preferred Stocks	—	18,000	—	18,000
U.S. Government Agency Obligations	—	9,559,603	—	9,559,603
U.S. Treasury Obligations	—	48,449,724	—	48,449,724
Short Term Investments	—	16,113,000	—	16,113,000
Total Investments in Securities	$781	$184,262,919	—	$184,263,700
Other Financial Instruments	($30,815)	(100,656)	—	($131,471)
Totals	($30,034)	$184,162,263	—	$184,132,229

Large Cap Fund
Basic Materials	$3,070,008	—	—	$3,070,008
Communications	18,019,122	—	—	18,019,122
Consumer, Cyclical	12,070,521	—	—	12,070,521
Consumer, Non-cyclical	53,817,056	—	—	53,817,056
Energy	31,905,764	—	—	31,905,764
Financial	31,991,805	—	—	31,991,805
Industrial	23,137,345	—	—	23,137,345
Investment Companies	1,128,050	—	—	1,128,050
Technology	36,845,861	—	—	36,845,861
Utilities	12,340,988	—	—	12,340,988
Short Term Investments	5,170,823	$2,905,000	—	8,075,823
Total Investments in Securities	$229,497,343	$2,905,000	—	$232,402,343

Large Cap Value Fund
Basic Materials	$2,421,360	—	—	$2,421,360
Communications	35,324,710	—	—	35,324,710
Consumer, Cyclical	41,597,310	—	—	41,597,310
Consumer, Non-cyclical	124,766,799	—	—	124,766,799
Energy	128,707,336	—	—	128,707,336
Financial	73,649,700	—	—	73,649,700
Industrial	44,646,910	—	—	44,646,910
Technology	31,190,500	—	—	31,190,500
Utilities	31,778,460	—	—	31,778,460
Short Term Investments	26,172,066	$1,396,000	—	27,568,066
Total Investments in Securities	$540,255,151	$1,396,000	—	$541,651,151

Mid Cap Index Fund
Basic Materials	$26,866,951	—	—	$26,866,951
Communications	21,567,679	—	—	21,567,679
Consumer, Cyclical	69,050,837	—	—	69,050,837
Consumer, Non-cyclical	102,492,675	—	—	102,492,675
Energy	31,973,864	—	—	31,973,864
Financial	90,510,384	—	—	90,510,384
Industrial	81,585,608	—	—	81,585,608
Technology	39,571,485	—	—	39,571,485
Utilities	28,778,407	—	—	28,778,407
Short Term Investments	69,227,435	$8,705,000	—	77,932,435
Total Investments in Securities	$561,625,325	$8,705,000	—	$570,330,325
Other Financial Instruments	$1,669,812	—	—	$1,669,812
Totals	$563,295,137	$8,705,000	—	$572,000,137

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Mid Cap Stock Fund
Basic Materials	$2,927,400	—	—	$2,927,400
Communications	56,592,977	—	—	56,592,977
Consumer, Cyclical	179,894,417	$7,758,332	—	187,652,749
Consumer, Non-cyclical	176,288,517	19,337,070	—	195,625,587
Energy	15,881,830	1,242,527	—	17,124,357
Financial	30,723,586	7,464,480	—	38,188,066
Industrial	100,193,005	6,486,407	—	106,679,412
Technology	94,403,954	—	—	94,403,954
Short Term Investments	57,423,013	6,700,000	—	64,123,013
Total Investments in Securities	$714,328,699	$48,988,816	—	$763,317,515

Mid Cap Value Equity Fund
Basic Materials	$14,067,922	—	—	$14,067,922
Communications	7,027,820	$298,980	—	7,326,800
Consumer, Cyclical	20,206,035	—	—	20,206,035
Consumer, Non-cyclical	17,682,988	—	—	17,682,988
Energy	14,262,927	—	—	14,262,927
Financial	32,311,970	—	—	32,311,970
Industrial	26,915,425	—	—	26,915,425
Technology	16,699,128	—	—	16,699,128
Utilities	9,258,779	—	—	9,258,779
Short Term Investments	18,350,315	2,600,000	—	20,950,315
Total Investments in Securities	$176,783,309	$2,898,980	—	$179,682,289

Mid Value Fund
Basic Materials	$20,311,303	$126,558	—	$20,437,861
Communications	24,059,875	—	—	24,059,875
Consumer, Cyclical	34,175,231	746,515	—	34,921,746
Consumer, Non-cyclical	61,404,455	—	—	61,404,455
Energy	27,265,862	—	—	27,265,862
Financial	65,030,188	996,438	—	66,026,626
Industrial	17,024,837	754,188	—	17,779,025
Technology	14,224,232	47,775	—	14,272,007
Utilities	23,832,145	—	—	23,832,145
Short Term Investments	—	7,510,116		7,510,116
Total Investments in Securities	$287,328,128	$10,181,590	—	$297,509,718

Natural Resources Fund
Basic Materials	$100,462,555	$104,084,999	—	$204,547,554
Energy	415,307,622	29,963,099	—	445,270,721
Short Term Investments	68,626,752	13,868,000	—	82,494,752
Total Investments in Securities	$584,396,929	$147,916,098	—	$732,313,027

Real Estate Equity Fund
Basic Materials	$3,122,899	—	—	$3,122,899
Consumer, Cyclical	8,110,370	—	—	8,110,370
Financial	184,780,107	$16,375,679	—	201,155,786
Short Term Investments	59,029,273	990	—	59,030,263
Total Investments in Securities	$255,042,649	$16,376,669	—	$271,419,318

Real Estate Securities Fund
Financial	$74,443,406	—	—	$74,443,406
Short Term Investments	13,803,860	$536,000	—	14,339,860
Total Investments in Securities	$88,247,266	$536,000	—	$88,783,266

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Real Return Bond Fund
Asset Backed Securities	—	$21,828,166	—	$21,828,166
Collateralized Mortgage Obligations	—	13,015,010	$4,650,000	17,665,010
Corporate Bonds	—	141,644,672	—	141,644,672
Foreign Government Obligations	—	22,770,140	—	22,770,140
Municipal Bonds	—	1,893,057	—	1,893,057
Preferred Stocks	$426,250	810,000	—	1,236,250
Term Loans	—	6,933,561	—	6,933,561
U.S. Government Agency Obligations	—	80,315,431	—	80,315,431
U.S. Treasury Obligations	—	1,046,982,349	—	1,046,982,349
Short Term Investments	—	38,447,565	—	38,447,565
Total Investments in Securities	$426,250	$1,374,639,951	$4,650,000	$1,379,716,201
Investments in Securities Sold Short	—	($56,540,512)	—	($56,540,512)
Other Financial Instruments	$1,291,956	$1,052,697	—	$2,344,653
Totals	$1,718,206	$1,319,152,136	$4,650,000	$1,325,520,342

Short Term Government Income Fund
Collateralized Mortgage Obligations	—	$1,318,533	—	$1,318,533
U.S. Government Agency Obligation	—	17,898,407	—	17,898,407
U.S. Treasury Obligation	—	5,143,744	—	5,143,744
Short Term Investments	—	226,000	—	226,000
Total Investments in Securities	—	$24,586,684	—	$24,586,684

Small Cap Growth Fund
Basic Materials	$1,066,041	—	—	$1,066,041
Communications	11,774,357	—	—	11,774,357
Consumer, Cyclical	30,405,225	—	—	30,405,225
Consumer, Non-cyclical	35,916,021	—	—	35,916,021
Energy	3,111,967	—	—	3,111,967
Financial	6,317,658	—	—	6,317,658
Industrial	18,624,218	—	—	18,624,218
Technology	17,013,909	—	—	17,013,909
Total Investments in Securities	$124,229,396	—	—	$124,229,396

Small Cap Index Fund
Basic Materials	$3,795,497	—	—	$3,795,497
Communications	7,774,516	—	—	7,774,516
Consumer, Cyclical	13,430,060	—	—	13,430,060
Consumer, Non-cyclical	22,941,887	—	$172	22,942,059
Diversified	14,670	—	—	14,670
Energy	3,690,717	—	—	3,690,717
Financial	19,541,846	—	—	19,541,846
Industrial	13,809,249	—	—	13,809,249
Investment Companies	14,222	—	—	14,222
Technology	9,885,494	$43,620	—	9,929,114
Utilities	3,420,825	—	—	3,420,825
Short Term Investments	10,807,283	847,000	—	11,654,283
Total Investments in Securities	$109,126,266	$890,620	$172	$110,017,058
Other Financial Instruments	$200,160	—	—	$200,160
Totals	$109,326,426	$890,620	$172	$110,217,218

Small Cap Opportunities Fund
Basic Materials	$4,806,790	—	—	$4,806,790
Communications	9,402,299	—	—	9,402,299
Consumer, Cyclical	18,874,484	—	—	18,874,484
Consumer, Non-cyclical	12,880,253	—	—	12,880,253
Diversified	2,545	—	—	2,545
Energy	7,085,050	—	—	7,085,050
Financial	16,152,381	—	—	16,152,381
Industrial	17,683,829	—	—	17,683,829
Technology	9,162,894	—	—	9,162,894
Utilities	1,906,192	—	—	1,906,192
Short-term Securities	9,964,399	$1,371,000	—	11,335,399
Total Investments in Securities	$107,921,116	$1,371,000	—	$109,292,116

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Small Cap Value Fund
Basic Materials	$2,891,664	—	—	$2,891,664
Communications	1,036,944	—	—	1,036,944
Consumer, Cyclical	11,726,421	—	—	11,726,421
Consumer, Non-cyclical	13,747,893	—	—	13,747,893
Energy	3,618,641	—	—	3,618,641
Financial	19,770,034	—	—	19,770,034
Industrial	16,893,781	—	—	16,893,781
Technology	3,005,184	—	—	3,005,184
Utilities	4,552,390	—	—	4,552,390
Short Term Investments	—	$2,207,000	—	2,207,000
Total Investments in Securities	$77,242,952	$2,207,000	—	$79,449,952

Small Company Growth Fund
Basic Materials	$547,134	—	—	$547,134
Communications	9,507,593	—	—	9,507,593
Consumer, Cyclical	18,955,425	—	—	18,955,425
Consumer, Non-cyclical	27,870,875	—	—	27,870,875
Energy	7,525,205	—	—	7,525,205
Financial	10,814,408	—	—	10,814,408
Industrial	18,730,872	—	—	18,730,872
Technology	22,849,357	—	—	22,849,357
Utilities	2,146,063	—	—	2,146,063
Short Term Investments	23,222,666	$4,152,000	—	27,374,666
Total Investments in Securities	$142,169,598	$4,152,000	—	$146,321,598

Small Company Value Fund
Basic Materials	$32,618,418	—	—	$32,618,418
Communications	8,973,539	—	—	8,973,539
Consumer, Cyclical	48,372,215	—	—	48,372,215
Consumer, Non-cyclical	48,171,002	—	—	48,171,002
Energy	18,894,713	—	—	18,894,713
Financial	68,293,138	$4,398,462	—	72,691,600
Industrial	84,660,918	—	—	84,660,918
Investment Companies	4,074,866	—	—	4,074,866
Technology	22,771,030	—	—	22,771,030
Utilities	13,705,533	—	—	13,705,533
Short Term Investments	33,587,486	9,701,717	—	43,289,203
Total Investments in Securities	$384,122,858	$14,100,179	—	$398,223,037

Smaller Company Growth Fund
Basic Materials	$4,125,702	—	—	$4,125,702
Communications	25,187,135	—	—	25,187,135
Consumer, Cyclical	26,031,902	—	—	26,031,902
Consumer, Non-cyclical	33,426,921	—	—	33,426,921
Energy	10,508,704	—	—	10,508,704
Financial	12,137,047	—	—	12,137,047
Government	84,432	—	—	84,432
Industrial	24,409,730	—	—	24,409,730
Investment Companies	1,480,320	—	—	1,480,320
Technology	15,518,487	—	—	15,518,487
Utilities	524,728	—	—	524,728
Short Term Investments	10,453,766	$4,403,000	—	14,856,766
Total Investments in Securities	$163,888,874	$4,403,000	—	$168,291,874
Other Financial Instruments	$4,181	—	—	$4,181
Totals	$163,893,055	$4,403,000	—	$168,296,055

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Spectrum Income Fund
Asset Backed Securities	—	$18,014,836	—	$18,014,836
Collateralized Mortgage Obligations	—	30,837,094	—	30,837,094
Common Stocks	$142,990,574	2,878,389	—	145,868,963
Convertible Bonds	—	4,682,310	—	4,682,310
Corporate Bonds	—	317,554,196	$1,347,695	318,901,891
Foreign Government Obligations	—	101,684,310	180,600	101,864,910
Municipal Bonds	—	2,794,463	—	2,794,463
Preferred Stocks	2,323,873	—	77,000	2,400,873
Supranational Obligations	—	3,326,629	—	3,326,629
Term Loans	—	17,760,547	—	17,760,547
U.S. Government Agency Obligations	—	164,865,637	—	164,865,637
U.S. Treasury Obligations	—	40,848,603	—	40,848,603
Short Term Investments	12,270,597	54,745,551	—	67,016,148
Total Investments in Securities	$157,585,044	$759,992,565	$1,605,295	$919,182,904
Other Financial Instruments	($60,468)	($203,277)	—	($263,745)
Totals	$157,524,576	$759,789,288	$1,605,295	$918,919,159

Strategic Bond Fund
Asset Backed Securities	—	$16,549,943	—	$16,549,943
Collateralized Mortgage Obligations	—	37,289,416	—	37,289,416
Common Stocks	$17,841	—	—	17,841
Corporate Bonds	—	204,379,161	$14,625	204,393,786
Foreign Government Obligations	—	15,759,783	—	15,759,783
Preferred Stocks	391,738	1,734,442	369,380	2,495,560
Purchased Options	119	—	—	119
Supranational Obligations	—	1,635,255	—	1,635,255
Term Loans	—	9,688,605	—	9,688,605
U.S. Government Agency Obligations	—	136,669,425	—	136,669,425
U.S. Treasury Obligations	—	36,907,718	—	36,907,718
Short Term Investments	17,747,069	81,073,213	—	98,820,282
Total Investments in Securities	$18,156,767	$541,686,961	$384,005	$560,227,733
Other Financial Instruments	$1,118,467	—	—	$1,118,467
Totals	$19,275,234	$541,686,961	$384,005	$561,346,200

Strategic Income Fund
Asset Backed Securities	—	$2,311,013	$914,500	$3,225,513
Collateralized Mortgage Obligations	—	51,069,433	8,760,225	59,829,658
Common Stocks	$4,445,778	—	—	4,445,778
Convertible Bonds	—	933,100	—	933,100
Corporate Bonds	—	237,600,442	6,846,242	244,446,684
Foreign Government Obligations	—	80,129,571	—	80,129,571
Purchased Options	13,000	74,153	203,591	290,744
Supranational Obligations	—	26,367,748	—	26,367,748
Term Loans	—	13,606,469	273,915	13,880,384
U.S. Government Agency Obligations	—	12,303,564	—	12,303,564
U.S. Treasury Obligations	—	3,842,524	—	3,842,524
Short Term Instruments	—	2,800,000	—	2,800,000
Total Investments in Securities	$4,458,778	$431,038,017	$16,998,473	$452,495,268
Other Financial Instruments	($327,512)	($3,813,286)	($340,874)	($4,481,672)
Totals	$4,131,266	$427,224,731	$16,657,599	$448,013,596

Total Bond Market Fund
Asset Backed Securities	—	$496,612	—	$496,612
Collateralized Mortgage Obligations	—	17,618,290	—	17,618,290
Corporate Bonds	—	96,589,334	—	96,589,334
Foreign Government Obligations	—	7,114,987	—	7,114,987
Municipal Bonds	—	1,371,691	—	1,371,691
Supranational Obligations	—	4,687,343	—	4,687,343
U.S. Government Agency Obligations	—	207,321,661	—	207,321,661
U.S. Treasury Obligations	—	107,229,463	—	107,229,463
Short Term Investments	$2,161,266	12,732,000	—	14,893,266
Total Investments in Securities	$2,161,266	$455,161,381	—	$457,322,647

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Total Return Fund
Asset Backed Securities	—	$50,084,957	$824,791	$50,909,748
Collateralized Mortgage Obligations	—	112,709,941	—	112,709,941
Corporate Bonds	—	529,381,804	—	529,381,804
Foreign Government Obligations	—	5,482,040	—	5,482,040
Municipal Bonds	—	45,725,458	—	45,725,458
Preferred Stocks	$9,447,250	315,790	—	9,763,040
Term Loans	—	9,024,006	—	9,024,006
U.S. Government Agency Obligations	—	1,017,449,384	—	1,017,449,384
U.S. Treasury Obligations	—	371,433,217	—	371,433,217
Short Term Investments	—	15,846,510	—	15,846,510
Total Investments in Securities	$9,447,250	$2,157,453,107	$824,791	$2,167,725,148
Investments in Securities Sold Short	—	($92,355,863)	—	($92,355,863)
Other Financial Instruments	$14,124,237	$26,623,356	—	$40,747,593
Totals	$23,571,487	$2,091,720,600	$824,791	$2,116,116,878

U.S. Government Securities Fund
Asset Backed Securities	—	$8,259,691	$283,181	$8,542,872
Collateralized Mortgage Obligations	—	19,002,310	—	19,002,310
Preferred Stocks	$84,979	—	—	84,979
U.S. Government Agency Obligations	—	89,503,391	—	89,503,391
U.S. Treasury Obligations	—	10,601,327	—	10,601,327
Short Term Investments	12,522,525	27,688,151	—	40,210,676
Total Investments in Securities	$12,607,504	$155,054,870	$283,181	$167,945,555
Other Financial Instruments	$333,094	—	—	$333,094
Totals	$12,940,598	$155,054,870	$283,181	$168,278,649

U.S. High Yield Bond Fund
Collateralized Mortgage Obligations	—	$1,094,537	—	$1,094,537
Common Stocks	—	—	$125,003	125,003
Corporate Bonds	—	582,349,657	35,000	582,384,657
Preferred Stocks	—	334,492	127,000	461,492
Term Loans	—	140,603,375	—	140,603,375
Short Term Investments	—	51,469,000	—	51,469,000
Total Investments in Securities	—	$775,851,061	$287,003	$776,138,064

U.S. Multi-Sector Fund
Basic Materials	$16,061,816	—	—	$16,061,816
Communications	103,159,086	—	—	103,159,086
Consumer, Cyclical	95,267,484	—	—	95,267,484
Consumer, Non-cyclical	357,930,293	—	—	357,930,293
Energy	88,506,042	—	—	88,506,042
Financial	28,726,864	—	—	28,726,864
Industrial	21,464,621	—	—	21,464,621
Technology	113,009,002	—	—	113,009,002
Utilities	2,739,858	—	—	2,739,858
Short Term Investments	34,463,890	$38,096,000	—	72,559,890
Total Investments in Securities	$861,328,956	$38,096,000	—	$899,424,956
Other Financial Instruments	$1,573,248	—	—	$1,573,248
Totals	$862,902,204	$38,096,000	—	$900,998,204

Value Fund
Basic Materials	$4,329,790	—	—	$4,329,790
Consumer, Cyclical	11,079,530	—	—	11,079,530
Consumer, Non-cyclical	25,203,905	—	—	25,203,905
Energy	6,985,793	—	—	6,985,793
Financial	28,552,932	—	—	28,552,932
Industrial	20,627,106	—	—	20,627,106
Technology	13,160,692	—	—	13,160,692
Utilities	7,505,675	—	—	7,505,675
Short Term Investments	6,867,760	$5,800,000	—	12,667,760
Total Investments in Securities	$124,313,183	$5,800,000	—	$130,113,183

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Value & Restructuring Fund
Basic Materials	$58,555,397	$6,168,445	—	$64,723,842
Communications	50,384,756	—	—	50,384,756
Consumer, Cyclical	21,179,098	—	—	21,179,098
Consumer, Non-cyclical	70,520,547	—	$25,596	70,520,547
Energy	122,330,154	—	—	122,330,154
Financial	88,376,122	—	—	88,401,718
Industrial	75,738,808	—	—	75,738,808
Technology	15,398,678	—	—	15,398,678
Utilities	—	3,615,589	—	3,615,589
Short Term Investments	31,457,457	—	—	31,457,457
Total Investments in Securities	$533,941,017	$9,784,034	$25,596	$543,750,647

Vista Fund
Basic Materials	$12,561,459	—	—	$12,561,459
Communications	25,627,507	—	—	25,627,507
Consumer, Cyclical	43,236,954	—	—	43,236,954
Consumer, Non-cyclical	28,181,766	—	—	28,181,766
Energy	19,772,788	—	—	19,772,788
Financial	26,976,836	—	—	26,976,836
Industrial	24,524,958	—	—	24,524,958
Technology	38,039,917	—	—	38,039,917
Short Term Investments	15,621,056	$4,805,000	—	20,426,056
Total Investments in Securities	$234,543,241	$4,805,000	—	$239,348,241

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Active Bond Fund
	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Totals
Balance as of 8/31/08	$10,570,835	$4,027,533	$662,887	$15,261,255
Accrued discounts/premiums	33,938	—	—	33,938
Realized gain (loss)	(767,361)	169,303	—	(598,058)
Change in unrealized appreciation (depreciation)	(5,144,340)	856,443	(159,287)	(4,447,184)
Net purchases (sales)	(1,036,139)	(413,018)	—	(1,449,157)
Net transfers in and/out of Level 3	—	524,852	—	524,852
Balance as of 8/31/09	$3,656,933	$5,165,113	$503,600	$9,325,646

Core Bond Fund
	Asset Backed Securities	Collateralized Mortgage Obligations	Totals
Balance as of 8/31/08	$1,439,613	—	$1,439,613
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(165,998)	—	(165,998)
Change in unrealized appreciation (depreciation)	37,387	$5,881	43,268
Net purchases (sales)	(1,311,002)	550,442	(760,560)
Net transfers in and/out of Level 3	—	—	—
Balance as of 8/31/09	—	$556,323	$556,323

Emerging Markets Value
India
Balance as of 8/31/08	$148,620
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(128,806)
Net purchases (sales)	—
Net transfers in and/out of Level 3	(3,254)
Balance as of 8/31/09	$16,560

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Equity-Income Fund
Financials
Balance as of 8/31/08	$5,492,346
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	307,654
Net purchases (sales)	(5,800,000)
Net transfers in and/out of Level 3	—
Balance as of 8/31/09	—

Fundamental Value Fund
Convertible Bonds
Balance as of 8/31/08	$2,457,280
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/out of Level 3	(2,457,280)
Balance as of 8/31/09	—

Global Bond Fund
	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Totals
Balance as of 8/31/08	$2,673,000	$12,946,388	$4,756,498	$20,375,886
Accrued discounts/premiums	3,042	6,405	—	9,447
Realized gain (loss)	(2,159)	8,860	146,877	153,578
Change in unrealized appreciation (depreciation)	(59,250)	62,822	64,169	67,741
Net purchases (sales)	700,269	(2,363,390)	983,057	(680,064)
Net transfers in and/out of Level 3	(2,007,934)	(9,022,519)	(3,834,706)	(14,865,159)
Balance as of 8/31/09	$1,306,968	$1,638,566	$2,115,895	$5,061,429

Global Real Estate Fund
Other Countries
Balance as of 8/31/08	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$7
Net purchases (sales)	—
Net transfers in and/out of Level 3	—
Balance as of 8/31/09	$7

High Income Fund
	Asset Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds	Purchased Options	Term Loans	Totals	Other Financial Instruments
Balance as of 8/31/08	$2,225,000	$13,045,404	$397,090	$19,466,226	—	$2,441,400	$37,575,120	—
Accrued discounts/premiums	1	1,425	—	1,099,435	—	(4,655)	1,096,206	—
Realized gain (loss)	—	64	(71,846)	—	—	(43,820)	(115,602)	—
Change in unrealized appreciation (depreciation)	(17,801)	(3,457,676)	(253,270)	(2,068,972)	($181,104)	(606,406)	(6,585,229)	$2,587,592
Net purchases (sales)	—	(7,009,419)	(71,974)	15,286,827	—	682,588	8,888,022	(3,523,100)
Net transfers in and/out of Level 3	—	265,584	—	(5,210,461)	1,116,612	(1,113,750)	(4,942,015)	—
Balance as of 8/31/09	$2,207,200	$2,845,382	—	$28,573,055	$935,508	$1,355,357	$35,916,502	($935,508)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

High Yield Fund
	Common Stocks	Corporate Bonds	Foreign Government Obligations	Preferred Stocks	Term Loans	Warrants	Totals
Balance as of 8/31/08	$92,607	—	$3,003,424	—	$2,646,640	$107,308	$5,849,979
Accrued discounts/premiums	—	$49,306	47,406	—	—	—	96,712
Realized gain (loss)	(2,427,202)	5,049	(19,554)	—	(162,218)	—	(2,603,925)
Change in unrealized appreciation (depreciation)	2,334,595	(178,711)	159,554	($2,001,996)	(974,239)	(31,058)	(691,855)
Net purchases (sales)	—	911,283	(411,712)	7,863,767	(361,565)	1,361	8,003,134
Net transfers in and/out of Level 3	—	67,325	(2,519,385)	4,000	—	—	(2,448,060)
Balance as of 8/31/09	—	$854,252	$259,733	$5,865,771	$1,148,618	$77,611	$8,205,985

International Equity Index Fund
	Australia	Norway	Totals
Balance as of 8/31/08	—	$49,973	$49,973
Accrued discounts/premiums	—	—	—
Realized gain (loss)	$2,343	(36,898)	(34,555)
Change in unrealized appreciation (depreciation)	—	6,621	6,621
Net purchases (sales)	(2,343)	(19,696)	(22,039)
Net transfers in and/out of Level 3	—	—	—
Balance as of 8/31/09	—	—	—

International Small Company Fund
	Australia	Canada	Denmark	Greece	Japan	Norway	Sweden	United States	Totals
Balance as of 8/31/08	$286,427	—	—	—	—	$547,306	$5,581	—	$839,314
Accrued discounts/premiums	—	—	—	—	—	—	—	—	—
Realized gain (loss)	2,920	—	—	—	—	—	(503)	—	2,417
Change in unrealized appreciation (depreciation)	(66,891)	($27,336)	($19,851)	($18,518)	($31,495)	—	(660,774)	($6,092)	(830,957)
Net purchases (sales)	(4,965)	—	—	—	—	—	(5,490)	—	(10,455)
Net transfers in and/out of Level 3	(215,551)	27,336	19,851	18,518	31,495	(547,306)	661,186	6,092	1,621
Balance as of 8/31/09	$1,940	—	—	—	—	—	—	—	$1,940

Investment Quality Bond Fund
Corporate Bonds
Balance as of 8/31/08	$22,342
Accrued discounts/premiums	553
Realized gain (loss)	(63,470)
Change in unrealized appreciation (depreciation)	64,065
Net purchases (sales)	(23,490)
Net transfers in and/out of Level 3	—
Balance as of 8/31/09	—

Real Return Bond Fund
	Collateralized Mortgage Obligations	Corporate Bonds	Totals
Balance as of 8/31/08	—	$585,998	$585,998
Accrued discounts/premiums	$8,179	—	8,179
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(167,654)	—	(167,654)
Net purchases (sales)	—	—	—
Net transfers in and/out of Level 3	4,809,475	(585,998)	4,223,477
Balance as of 8/31/09	$4,650,000	—	$4,650,000

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Small Cap Index Fund
Consumer, Non-cyclical
Balance as of 8/31/08	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$172
Net purchases (sales)	—
Net transfers in and/out of Level 3	—
Balance as of 8/31/09	$172

Small Cap Opportunities Fund
Communications
Balance as of 8/31/08	$156,600
Accrued discounts/premiums	—
Realized gain (loss)	(1,127,333)
Change in unrealized appreciation (depreciation)	993,690
Net purchases (sales)	(22,957)
Net transfers in and/out of Level 3	—
Balance as of 8/31/09	—

Spectrum Income Fund
	Common Stock	Corporate Bonds	Foreign Government Obligations	Preferred Stock	Totals
Balance as of 8/31/08	$1,013,808	$981,871	$158,700	$302,400	$2,456,779
Accrued discounts/premiums	—	27,388	4,163	—	31,551
Realized gain (loss)	—	4,162	(26)	(67)	4,069
Change in unrealized appreciation (depreciation)	86,192	(127,308)	(57,237)	(122,395)	(220,748)
Net purchases (sales)	(1,100,000)	461,582	75,000	(291,938)	(855,356)
Net transfers in and/out of Level 3	—	—	—	189,000	189,000
Balance as of 8/31/09	—	$1,347,695	$180,600	$77,000	$1,605,295

Strategic Bond Fund
	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds	Preferred Stocks	Totals
Balance as of 8/31/08	$9,587,737	$6,746	$1,669,615	—	$11,264,098
Accrued discounts/premiums	932	—	1,106	—	2,038
Realized gain (loss)	68,451	(183,738)	(17,205)	—	(132,492)
Change in unrealized appreciation (depreciation)	148,455	176,992	(168)	($88,359)	236,920
Net purchases (sales)	(4,586,056)	—	(23,723)	457,739	(4,152,040)
Net transfers in and/out of Level 3	(5,219,519)	—	(1,615,000)	—	(6,834,519)
Balance as of 8/31/09	—	—	$14,625	$369,380	$384,005

Strategic Income Fund
	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Purchased Options	Term Loans	Totals	Other Financial Instruments
Balance as of 8/31/08	$921,875	$5,950,538	$514,800	$68,472	—	$7,455,685	—
Accrued discounts/premiums	—	(12,030)	131,504	—	—	119,474	—
Realized gain (loss)	—	212	—	1,597,952	—	1,598,164	—
Change in unrealized appreciation (depreciation)	(7,375)	3,292,346	1,728,537	(434,788)	($5,590)	4,573,130	$402,748
Net purchases (sales)	—	(485,015)	4,471,401	(1,364,762)	279,505	2,901,129	(743,622)
Net transfers in and/out of Level 3	—	14,174	—	336,717	—	350,891	—
Balance as of 8/31/09	$914,500	$8,760,225	$6,846,242	$203,591	$273,915	$16,998,473	($340,874)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Total Return Fund
	Asset Backed Securities	Corporate Bonds	Totals
Balance as of 8/31/08	$11,187,000	$4,712,500	$15,899,500
Accrued discounts/premiums	243	—	243
Realized gain (loss)	1,595	—	1,595
Change in unrealized appreciation (depreciation)	(172,058)	—	(172,058)
Net purchases (sales)	(335,121)	—	(335,121)
Net transfers in and/out of Level 3	(9,856,868)	(4,712,500)	(14,569,368)
Balance as of 8/31/09	$824,791	—	$824,791

U.S. Government Securities Fund
	Asset Backed Securities	Collateralized Mortgage Obligations	Totals
Balance as of 8/31/08	$1,106,524	$1,987,549	$3,094,073
Accrued discounts/premiums	—	279	279
Realized gain (loss)	(330)	27,447	27,117
Change in unrealized appreciation (depreciation)	(33,811)	58,210	24,399
Net purchases (sales)	(274,924)	(1,809,511)	(2,084,435)
Net transfers in and/out of Level 3	(514,278)	(263,974)	(778,252)
Balance as of 8/31/09	$283,181	—	$283,181

U.S. High Yield Bond Fund
	Common Stock	Corporate Bonds	Preferred Stock	Totals
Balance as of 8/31/08	—	—	—	—
Accrued discounts/premiums	—	$45,389	—	$45,389
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	($624,997)	(360,389)	—	(985,386)
Net purchases (sales)	750,000	—	$127,000	877,000
Net transfers in and/out of Level 3	—	350,000	—	350,000
Balance as of 8/31/09	$125,003	$35,000	$127,000	$287,003

Value & Restructuring Fund
	Communications	Consumer, Non-cyclical	Totals
Balance as of 8/31/08	$120,000	$88,261	$208,261
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(846,372)	—	(846,372)
Change in unrealized appreciation (depreciation)	760,000	178,287	938,287
Net purchases (sales)	(33,628)	(240,952)	(274,580)
Net transfers in and/out of Level 3	—	—	—
Balance as of 8/31/09	—	$25,596	$25,596

When-Issued/Delayed-Delivery Securities  All Funds of the Trust described in this report may purchase or sell debt securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. The Fund may receive compensation for interest foregone in the purchase of delayed-delivery securities. The market values of the securities purchased on a forward-delivery basis are identified in the Portfolio of Investments.

In a “To Be Announced” (TBA) transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later.

In connection with TBA transactions, certain Funds may maintain a short position of certain securities. In connection with these transactions, a Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the positions held short.

Term Loans  Fees associated with loan amendments are accrued daily. At period end, the total principal amount and market value of unfunded commitments totaled $1,013,937 and $993,658 for High Income Fund and $411,912 and $403,674 for Strategic Income Fund, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the Funds.

Loan participations and assignments  A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of a Fund and would likely

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

reduce the value of its assets. Because a significant percentage of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower and, in the case of a loan participation, the intermediary. A Fund may have limited rights to enforce the terms of an underlying loan.

Repurchase Agreements  Each Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Fund will take receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, a Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Funds.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status, and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to a rate of inflation (both increase or decrease), such as the Consumer Price Index. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid on a principal value which is adjusted for inflation as described above. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations. Any decrease in this amount is included in interest income, only to the extent of income recorded, with the excess recorded as an adjustment to cost. Investors do not receive principal until maturity. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

Certain Funds may invest in Real Estate Investment Trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Lending  Certain Funds may lend portfolio securities from time to time in order to earn additional income. The Funds retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends associated with the securities and participate in any changes in their value. On the settlement date of the loan, the Funds receive cash collateral against the loaned securities and maintain the cash collateral in an amount no less than the market value of the loaned securities.

The market value of the loaned securities is determined at the close of business of the Funds. Any additional required cash collateral is delivered to the Funds or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in JHCIT. JHCIT is not a stable value fund and thus the Funds receive the benefit of any gains and bear any losses generated by JHCIT.

The Funds receive compensation for lending their securities either in the form of fees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Funds bear the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Foreign Currency Translation  The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Certain Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Stripped securities  Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives all of the principal from the underlying mortgage assets (principal only (PO)), while the other class receives the interest cash flows (interest only (IO)). Both the PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investment in an interest only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Funds may not receive all or part of their principal because the issuer or credit enhancer has defaulted on its obligation.

Line of Credit  The Funds and other affiliated funds have entered into an agreement which enables them to participate in a $300 million unsecured committed line of credit with the custodian. The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating Fund on a prorated basis based on average net assets.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to a Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for the overdraft, including any associated costs or expenses. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Expenses  The majority of expenses are directly identifiable to an individual Fund. Trust expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class Allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective class. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at the Fund level. Class-specific expenses, such as distribution (Rule 12b-1) fees, are calculated and accrued daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Broker Commission Rebates  The Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds. Commission rebates are reflected as a realized gain on securities in the Statements of Operations. For the period ended August 31, 2009, the following Funds received rebates:

Fund	Rebate Amount
All Cap Growth Fund	$26,505
All Cap Value Fund	11,403
Alpha Opportunities Fund	73,594
Blue Chip Growth Fund	62,327
Capital Appreciation Fund	202,231
Emerging Small Company Fund	22,002
Equity-Income Fund	18,269
Fundamental Value Fund	105,376
International Equity Index Fund	3,064
Large Cap Fund	51,416
Mid Cap Stock Fund	128,871
Mid Cap Value Equity Fund	17,968
Mid Value Fund	6,055
Natural Resources Fund	2,965
Small Cap Growth Fund	41,742
Small Cap Opportunities Fund	30,359
Small Cap Value Fund	132
Small Company Growth Fund	13,999
Small Company Value Fund	10,096
Smaller Company Growth Fund	53,190

Federal Income Taxes  Each Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, certain Funds have a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, it will reduce the amount of capital gain distributions to be paid.

At August 31, 2009, capital loss carryforwards available to offset future realized gains were as follows:

	CAPITAL LOSS CARRYFORWARDS EXPIRING AT AUGUST 31
Fund	2014	2015	2016	2017
Active Bond Fund	—	—	—	$2,990,983
All Cap Core Fund	—	—	—	161,190,786
All Cap Growth Fund	—	—	—	1,084,487
All Cap Value Fund	—	—	—	4,959,533
Blue Chip Growth Fund	—	—	$30,360	201,660,850
Capital Appreciation Fund	$21,055	$15,745,631	7,209,640	158,945,659
Emerging Markets Value Fund	—	—	—	4,431,750
Emerging Small Company Fund	—	35,683	—	15,350,147
Equity-Income Fund	—	—	—	77,245,378
Fundamental Value Fund	—	—	—	67,420,909
Global Bond Fund	—	—	—	28,473,982
Global Real Estate Fund	—	—	9,668,659	49,590,388
High Income Fund	—	—	—	6,152,875
High Yield Fund	—	—	991,060	66,823,008
Index 500 Fund	—	—	—	15,771,272
International Equity Index Fund	—	—	—	3,637,697
International Opportunities Fund	—	—	—	124,967,978
International Value Fund	—	—	—	15,012,374
Investment Quality Bond Fund	—	—	—	3,399,479
Large Cap Fund	—	—	—	40,144,744
Large Cap Value Fund	—	—	2,565,968	78,527,943
Mid Cap Index Fund	—	—	—	2,614,050
Mid Cap Stock Fund	—	—	—	84,455,365
Mid Cap Value Equity Fund	—	—	—	1,586,750
Natural Resources Fund	—	—	—	3,213,814
Real Estate Equity Fund	—	—	—	9,589,346
Real Estate Securities Fund	—	—	—	6,783,480
Real Return Bond Fund	—	—	—	10,772,813

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	CAPITAL LOSS CARRYFORWARDS EXPIRING AT AUGUST 31
Fund	2014	2015	2016	2017
Small Cap Growth Fund	—	—	—	$1,399,542
Small Cap Index Fund	—	—	—	868,942
Small Cap Opportunities Fund	—	—	$869,705	13,904,174
Small Company Growth Fund	—	—	—	14,620,860
Small Company Value Fund	—	—	—	7,019,758
Smaller Company Growth Fund	—	—	—	486,270
Spectrum Income Fund	—	—	—	16,131,303
Strategic Bond Fund	—	$521,499	—	626,128
U.S. High Yield Bond Fund	—	—	469,396	13,647,086
U.S. Multi Sector Fund	—	—	3,502,461	108,759,462
Value Fund	—	—	—	2,323,653
Value & Restructuring Fund	—	—	1,288,503	52,994,469
Vista Fund	—	—	—	9,624,048

As of August 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. Each of the Funds’ federal tax returns filed in the three years ended August 31, 2009, remains subject to examination by the Internal Revenue Service.

The costs of investments owned on August 31, 2009, including short-term investments, for federal income tax purposes, were as follows:

Fund	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Active Bond Fund	$597,234,215	$31,273,769	($53,565,779)	($22,292,010)
All Cap Core Fund	458,332,120	56,200,773	(19,460,155)	36,740,618
All Cap Growth Fund	84,731,602	11,842,390	(5,838,984)	6,003,406
All Cap Value Fund	343,963,119	39,498,267	(5,989,348)	33,508,919
Alpha Opportunities Fund	670,886,313	94,931,170	(21,341,005)	73,590,165
Alternative Asset Allocation Fund	1,003,083	267,675	—	267,675
American Diversified Growth & Income Portfolio	10,559,521	1,074,045	(87,903)	986,142
American Fundamental Holdings Portfolio	7,274,419	671,162	—	671,162
American Global Diversification Portfolio	7,087,943	752,849	(91,399)	661,450
Blue Chip Growth Fund	1,272,910,632	256,289,724	(74,248,598)	182,041,126
Capital Appreciation Fund	1,065,070,413	190,148,273	(47,271,285)	142,876,988
Core Bond Fund	453,892,825	12,946,373	(2,333,742)	10,612,631
Emerging Markets Value Fund	970,527,449	219,816,845	(68,476,508)	151,340,337
Emerging Small Company Fund	29,551,502	5,007,829	(2,596,269)	2,411,560
Equity-Income Fund	903,851,799	56,683,320	(121,691,343)	(65,008,023)
Fundamental Value Fund	1,558,583,119	108,570,997	(147,349,172)	(38,778,175)
Global Agribusiness Fund	1,976,786	301,166	(35,035)	266,131
Global Bond Fund	681,134,460	21,229,121	(51,884,943)	(30,655,822)
Global Infrastructure Fund	1,947,236	180,998	(73,987)	107,011
Global Real Estate Fund	311,854,251	67,780,453	(85,293,735)	(17,513,282)
Global Timber Fund	1,806,689	511,581	(38,723)	472,858
High Income Fund	602,788,491	40,253,962	(208,389,697)	(168,135,735)
High Yield Fund	1,091,531,137	54,855,520	(205,067,886)	(150,212,366)
Index 500 Fund	1,857,920,615	216,476,770	(148,851,043)	67,625,727
International Equity Index Fund	322,831,211	36,891,386	(42,253,234)	(5,361,848)
International Opportunities Fund	664,095,037	141,885,670	(61,472,837)	80,412,833
International Small Cap Fund	256,693,235	43,758,932	(55,962,705)	(12,203,773)
International Small Company Fund	165,783,802	13,490,946	(45,671,718)	(32,180,772)
International Value Fund	1,326,557,321	84,818,454	(213,464,997)	(128,646,543)
Investment Quality Bond Fund	182,576,607	6,559,675	(4,872,582)	1,687,093
Large Cap Fund	238,261,267	23,719,527	(29,578,451)	(5,858,924)
Large Cap Value Fund	541,099,690	42,588,769	(42,037,308)	551,461
Mid Cap Index Fund	598,696,247	37,587,926	(65,953,848)	(28,365,922)
Mid Cap Stock Fund	678,509,275	105,558,219	(20,749,979)	84,808,240
Mid Cap Value Equity Fund	173,771,845	18,605,038	(12,694,594)	5,910,444
Mid Value Fund	252,410,311	46,961,816	(1,862,409)	45,099,407
Natural Resources Fund	760,529,464	40,330,414	(68,546,851)	(28,216,437)
Real Estate Equity Fund	322,879,541	33,789,710	(85,249,933)	(51,460,223)
Real Estate Securities Fund	87,558,900	13,649,345	(12,424,979)	1,224,366
Real Return Bond Fund	1,401,123,017	26,906,956	(48,313,772)	(21,406,816)
Short Term Government Income Fund	24,565,445	88,632	(67,393)	21,239
Small Cap Growth Fund	103,149,658	24,904,624	(3,824,886)	21,079,738
Small Cap Index Fund	104,341,157	23,528,036	(17,852,135)	5,675,901
Small Cap Opportunities Fund	99,067,020	20,660,842	(10,435,746)	10,225,096

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Fund	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Value Fund	$68,291,071	$11,586,763	($427,882)	$11,158,881
Small Company Growth Fund	141,217,535	16,463,399	(11,359,336)	5,104,063
Small Company Value Fund	410,053,841	52,373,747	(64,204,551)	(11,830,804)
Smaller Company Growth Fund	144,030,187	28,499,597	(4,237,910)	24,261,687
Spectrum Income Fund	915,054,786	46,826,856	(42,698,738)	4,128,118
Strategic Bond Fund	621,303,382	15,295,321	(76,370,970)	(61,075,649)
Strategic Income Fund	458,409,828	33,333,095	(39,247,655)	(5,914,560)
Total Bond Market Fund	441,367,332	17,598,438	(1,643,123)	15,955,315
Total Return Fund	2,186,740,434	51,434,858	(70,450,144)	(19,015,286)
U.S. Government Securities Fund	188,293,876	3,222,957	(23,571,278)	(20,348,321)
U.S. High Yield Bond Fund	782,705,160	19,296,420	(25,863,516)	(6,567,096)
U.S. Multi Sector Fund	922,714,217	51,926,109	(75,215,370)	(23,289,261)
Value Fund	115,976,763	16,844,614	(2,708,194)	14,136,420
Value & Restructuring Fund	523,159,886	76,662,420	(56,071,659)	20,590,761
Vista Fund	215,487,652	27,179,099	(3,318,510)	23,860,589

Distribution of Income and Gains  The Funds record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Funds generally declare and pay dividends and capital gain distributions, if any, annually, with the exception of Active Bond Fund, Core Bond Fund, Global Agribusiness Fund, Global Bond Fund, Global Infrastructure Fund, Global Timber Fund, High Income Fund, High Yield Fund, Investment Quality Bond Fund, Real Return Bond Fund, Spectrum Income Fund, Strategic Bond Fund, Strategic Income Fund, Total Bond Market Fund, Total Return Fund, U.S. Government Securities Fund and U.S. High Yield Bond Fund, which generally declare and pay dividends quarterly and capital gain distributions, if any, annually. Distributions paid by the Funds with respect to each class of shares are calculated in the same manner at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended August 31, 2009, the tax character of distributions paid was as follows:

	2009 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Fund	$34,012,348	—	—	$34,012,348
All Cap Core Fund	7,244,316	$41,865	—	7,286,181
All Cap Growth Fund	301,962	991,460	—	1,293,422
All Cap Value Fund	788,351	2,409,045	—	3,197,396
Alpha Opportunities Fund	268,998	—	—	268,998
Alternative Asset Allocation Fund	—	—	—	—
American Diversified Growth & Income Portfolio	47,109	—	—	47,109
American Fundamental Holdings Portfolio	29,345	—	—	29,345
American Global Diversification Portfolio	34,804	—	—	34,804
Blue Chip Growth Fund	4,364,440	—	—	4,364,440
Capital Appreciation Fund	3,933,896	—	—	3,933,896
Core Bond Fund	11,962,010	—	—	11,962,010
Emerging Markets Value Fund	21,646,182	—	—	21,646,182
Emerging Small Company Fund	—	—	—	—
Equity-Income Fund	28,088,333	57,190,163	—	85,278,496
Fundamental Value Fund	14,461,431	—	—	14,461,431
Global Agribusiness Fund	9,038	—	—	9,038
Global Bond Fund	109,510,063	1,362,975	—	110,873,038
Global Infrastructure Fund	23,775	—	—	23,775
Global Real Estate Fund	16,836,266	—	—	16,836,266
Global Timber Fund	8,883	—	—	8,883
High Income Fund	57,336,025	—	—	57,336,025
High Yield Fund	150,285,305	—	—	150,285,305
Index 500 Fund	19,525,474	1,984	—	19,527,458
International Equity Index Fund	8,410,085	981,866	—	9,391,951
International Opportunities Fund	8,031,464	—	—	8,031,464
International Small Cap Fund	6,805,850	30,285,300	—	37,091,150
International Small Company Fund	5,873,880	6,624,270	—	12,498,150
International Value Fund	44,157,796	31,822,867	—	75,980,663
Investment Quality Bond Fund	9,719,801	—	—	9,719,801
Large Cap Fund	4,770,863	—	—	4,770,863
Large Cap Value Fund	7,889,477	—	—	7,889,477
Mid Cap Index Fund	3,808,357	5,520,714	—	9,329,071
Mid Cap Stock Fund	143,548	—	—	143,548
Mid Cap Value Equity Fund	922,845	2,028,270	—	2,951,115
Mid Value Fund	—	—	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2009 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Natural Resources Fund	$8,780,904	$113,542,261	—	$122,323,165
Real Estate Equity Fund	6,681,025	322,418	—	7,003,443
Real Estate Securities Fund	2,120,432	761,425	—	2,881,857
Real Return Bond Fund	111,080,688	5,659,800	—	116,740,488
Short Term Government Income Fund	—	—	—	—
Small Cap Growth Fund	—	—	—	—
Small Cap Index Fund	1,185,763	2,170,170	—	3,355,933
Small Cap Opportunities Fund	1,800,830	—	—	1,800,830
Small Cap Value Fund	—	—	—	—
Small Company Growth Fund	—	—	—	—
Small Company Value Fund	3,278,459	8,220,270	—	11,498,729
Smaller Company Growth Fund	—	—	—	—
Spectrum Income Fund	52,240,259	5,857,978	—	58,098,237
Strategic Bond Fund	26,511,961	—	—	26,511,961
Strategic Income Fund	50,543,103	—	—	50,543,103
Total Bond Market Fund	11,789,910	—	—	11,789,910
Total Return Fund	148,674,669	28,166,221	—	176,840,890
U.S. Government Securities Fund	13,254,827	3,296,755	—	16,551,582
U.S. High Yield Bond Fund	44,730,410	—	—	44,730,410
U.S. Multi Sector Fund	14,280,412	—	—	14,280,412
Value Fund	228,535	—	—	228,535
Value & Restructuring Fund	5,685,628	—	—	5,685,628
Vista Fund	159,644	14,136,624	—	14,296,268

During the year ended August 31, 2008, the tax character of distributions paid was as follows:

	2008 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Fund	$30,653,584	—	—	$30,653,584
All Cap Core Fund	29,104,571	$3,995,859	—	33,100,430
All Cap Growth Fund	2,022,589	7,048,943	—	9,071,532
All Cap Value Fund	10,433,775	21,933,631	—	32,367,406
American Diversified Growth & Income Portfolio	—	—	—	—
American Fundamental Holdings Portfolio	—	—	—	—
American Global Diversification Portfolio	—	—	—	—
Blue Chip Growth Fund	15,545,901	224,978	—	15,770,879
Capital Appreciation Fund	2,573,553	—	—	2,573,553
Core Bond Fund	12,957,719	—	—	12,957,719
Emerging Markets Value Fund	8,770,631	—	—	8,770,631
Emerging Small Company Fund	—	—	—	—
Equity-Income Fund	20,617,820	41,991,685	—	62,609,505
Fundamental Value Fund	14,055,893	7,969,498	—	22,025,391
Global Bond Fund	43,039,332	4,490,207	—	47,529,539
Global Real Estate Fund	31,036,600	4,807,187	—	35,843,787
High Income Fund	45,043,435	4,519,804	—	49,563,239
High Yield Fund	148,386,992	4,440,144	—	152,827,136
Index 500 Fund	2,040,133	440,461	—	2,480,594
International Equity Index Fund	12,749,571	9,864,410	—	22,613,981
International Opportunities Fund	55,500,786	48,677,774	—	104,178,560
International Small Cap Fund	21,315,357	54,644,506	—	75,959,863
International Small Company Fund	17,675,776	6,060,030	—	23,735,806
International Value Fund	47,331,367	69,502,776	—	116,834,143
Investment Quality Bond Fund	9,466,495	—	—	9,466,495
Large Cap Fund	10,098,562	3,859,801	—	13,958,363
Large Cap Value Fund	11,807,806	8,031,102	—	19,838,908
Mid Cap Index Fund	17,664,488	21,697,544	—	39,362,032
Mid Cap Stock Fund	26,044,310	20,506,411	—	46,550,721
Mid Cap Value Equity Fund	2,493,636	1,556,380	—	4,050,016
Natural Resources Fund	17,812,018	193,158,194	—	210,970,212
Real Estate Equity Fund	22,998,345	7,512,176	—	30,510,521
Real Estate Securities Fund	6,289,168	15,773,539	—	22,062,707
Real Return Bond Fund	45,676,499	—	—	45,676,499

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2008 Distributions
Fund	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Small Cap Index Fund	$4,118,742	$10,517,153	—	$14,635,895
Small Cap Opportunities Fund	3,237,091	849,362	—	4,086,453
Small Company Growth Fund	1,370,507	3,730,653	—	5,101,160
Small Company Value Fund	4,002,630	18,071,903	—	22,074,533
Spectrum Income Fund	52,378,455	10,201,255	—	62,579,710
Strategic Bond Fund	29,786,818	—	—	29,786,818
Strategic Income Fund	17,879,553	—	—	17,879,553
Total Bond Market Fund	2,693,946	—	—	2,693,946
Total Return Fund	93,846,297	—	—	93,846,297
U.S. Government Securities Fund	8,402,579	—	—	8,402,579
U.S. High Yield Bond Fund	32,700,930	109,905	—	32,810,835
U.S. Multi Sector Fund	40,391,149	30,744,288	—	71,135,437
Value Fund	966,663	—	—	966,663
Value & Restructuring Fund	7,516,364	—	—	7,516,364
Vista Fund	2,470,692	10,280,477	—	12,751,169

As of August 31, 2009, the components of distributable earnings on a tax basis, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond Fund	$5,968,919	—	$2,990,983	$1,874,052
All Cap Core Fund	3,896,888	—	161,190,786	123,181,991
All Cap Growth Fund	408,146	—	1,084,487	27,918,811
All Cap Value Fund	581,703	—	4,959,533	8,834,913
Alpha Opportunities Fund	39,360,085	—	—	409,808
Alternative Asset Allocation Fund	14,580	—	—	—
American Diversified Growth & Income Portfolio	94,750	$24,103	—	—
American Fundamental Holdings Portfolio	71,689	12,181	—	—
American Global Diversification Portfolio	61,040	21,502	—	—
Blue Chip Growth Fund	1,544,987	—	201,691,210	252,054,203
Capital Appreciation Fund	2,110,794	—	181,921,985	77,957,283
Core Bond Fund	4,429,938	—	—	2,178,951
Emerging Markets Value Fund	8,533,554	—	4,431,750	13,966,451
Emerging Small Company Fund	—	—	15,385,830	12,170,678
Equity-Income Fund	11,937,438	—	77,245,378	105,724,167
Fundamental Value Fund	8,055,331	—	67,420,909	232,334,601
Global Agribusiness Fund	19,073	—	—	—
Global Bond Fund	41,927,595	—	28,473,982	15,405,894
Global Infrastructure Fund	11,678	—	—	61,348
Global Real Estate Fund	8,399,923	—	59,259,047	216,772,462
Global Timber Fund	—	—	—	197,976
High Income Fund	13,483,050	—	6,152,875	14,617,924
High Yield Fund	24,556,159	—	67,814,068	218,373,867
Index 500 Fund	26,530,273	—	15,771,272	196,512,669
International Equity Index Fund	10,281,486	—	3,637,697	79,105,856
International Opportunities Fund	6,848,550	—	124,967,978	143,016,457
International Small Cap Fund	3,715,265	—	—	79,192,233
International Small Company Fund	4,427,435	—	—	133,566,005
International Value Fund	19,204,270	—	15,012,374	200,764,152
Investment Quality Bond Fund	$2,125,899	—	$3,399,479	$2,383,014
Large Cap Fund	1,345,630	—	40,144,744	87,229,205
Large Cap Value Fund	5,818,716		81,093,911	152,760,266
Mid Cap Index Fund	3,031,479	—	2,614,050	12,999,631
Mid Cap Stock Fund	86,790	—	84,455,365	166,092,934
Mid Cap Value Equity Fund	902,413	—	1,586,750	15,197,973
Mid Value Fund	2,670,265	12,414	—	—
Natural Resources Fund	3,551,816	—	3,213,814	31,854,904
Real Estate Equity Fund	3,112,521	—	9,589,346	42,803,082
Real Estate Securities Fund	1,095,405	—	6,783,480	30,796,126
Real Return Bond Fund	13,824,911	—	10,772,813	33,365,816
Short Term Government Income Fund	228,065	—	—	—
Small Cap Growth Fund	—	—	1,399,542	7,976,509

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Small Cap Index Fund	$945,289	—	$868,942	$29,229,946
Small Cap Opportunities Fund	124,970	—	14,773,879	28,685,097
Small Cap Value Fund	449,627	$8,475	—	—
Small Company Growth Fund	—	—	14,620,860	24,935,594
Small Company Value Fund	2,679,284	—	7,019,758	45,793,461
Smaller Company Growth Fund	—	—	486,270	5,902,704
Spectrum Income Fund	7,549,073	—	16,131,303	35,140,104
Strategic Bond Fund	10,908,224	—	1,147,627	20,432,973
Strategic Income Fund	5,080,388	—	—	13,085,275
Total Bond Market Fund	11,119,945	—	—	69,613
Total Return Fund	54,218,745	—	—	21,501,222
U.S. Government Securities Fund	3,645,350	—	—	1,997,778
U.S. High Yield Bond Fund	12,323,026	—	14,116,482	24,101,191
U.S. Multi Sector Fund	7,868,932	—	112,261,923	61,643,747
Value Fund	411,804	—	2,323,653	4,195,588
Value & Restructuring Fund	5,014,623	—	54,282,972	72,865,965
Vista Fund	—	—	9,624,048	24,901,273

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Funds’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2008, are treated as arising on September 1, 2009, the first day of the Funds’ next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to foreign currency transactions, net operating losses, paydowns, defaulted bonds, derivative transactions, partnerships, distribution reclassifications, amortization and accretion on debt securities, tender fees and investments in passive foreign investment companies.

3.  FINANCIAL INSTRUMENTS

The Funds have adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires the Funds to disclose information to assist investors in understanding how the Funds use derivative instruments, how derivative instruments are accounted for under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) and how derivative instruments affect the Funds’ financial position, results of operations and Statements of Changes in net assets. The disclosure for the year ended August 31, 2009 is presented in accordance with FAS 161.

Options  Each Fund of the Trust described in this report may purchase and sell put and call options on securities, securities indices, currencies, swaps (“swaptions”) and futures contracts. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. The Funds may use options to manage against possible changes in the market value of the Funds’ assets, mitigate exposure to fluctuations in currency values or interest rates, or protect the Funds’ unrealized gains. In addition, the Funds may use options to facilitate investment transactions by protecting the Funds against a change in the market price of the investment, enhance potential gains, or as a substitute for the purchase or sale of securities or currency.

Options listed on an exchange, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Using an independent pricing source, options not listed on an exchange are valued at the mean between the last bid and ask prices.

When the Funds purchase options, the premium paid by the Funds are included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Funds realize a loss equal to the cost of the option. If the Funds enter into a closing sale transaction, the Funds realize a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Funds exercise a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Funds exercise a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

Writing puts and buying calls may increase the Funds’ exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Funds’ exposure to such changes. Losses may arise when buying and selling options if there is an illiquid secondary market for the options, which may cause a party to receive less than would be received in a liquid market, or if the counterparties do not perform under the terms of the options.

During the year ended August 31, 2009, the Funds used purchased options for the following reasons:

High Income Fund used purchased options to hedge against anticipated currency exchange rates and maintain the diversity and liquidity of the portfolio. Strategic Bond Fund used purchased options to enhance potential gain, manage the duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. Strategic Income Fund used purchased options to gain exposure to foreign currencies, hedge against anticipated currency exchange rates, enhance potential gain, and maintain the diversity and liquidity of the portfolio.

Notional amounts of purchased options at August 31, 2009 are generally representative of the options activities during the year ended August 31, 2009. Purchased options held by the Funds at August 31, 2009, are detailed in the accompanying Portfolios of Investments.

FINANCIAL INSTRUMENTS, CONTINUED

The following summarizes the written options contracts activity during the period ended August 31, 2009:

	NOTIONAL AMOUNT	PREMIUMS RECEIVED
Global Bond Fund
Outstanding, beginning of period	348,164,000	$6,842,464
Options written	174,307,500	2,421,186
Option closed	(312,956,000)	(6,455,127)
Options expired	(152,363,000)	(2,266,322)
Outstanding, end of period	57,152,500	$542,201
High Income Fund
Outstanding, beginning of period	—	—
Options written	196,000,000	$3,523,100
Option closed	—	—
Options expired	—	—
Outstanding, end of period	196,000,000	$3,523,100
Real Return Bond Fund
Outstanding, beginning of period	110,477,000	$3,293,412
Options written	340,769,500	3,298,905
Option closed	(125,511,000)	(2,145,527)
Options expired	(135,528,000)	(2,356,135)
Outstanding, end of period	190,207,500	$2,090,655
Spectrum Income Fund
Outstanding, beginning of period	—	—
Options written	5,000	$9,821
Option closed	—	—
Options expired	(5,000)	(9,821)
Outstanding, end of period	—	—
Strategic Bond Fund
Outstanding, beginning of period	1,405,500	$666,942
Options written	3,111,000	2,129,155
Option closed	(629,500)	(515,592)
Options expired	(3,464,500)	(2,209,608)
Outstanding, end of period	422,500	$70,897
Strategic Income Fund
Outstanding, beginning of period	13,225,000	$49,293
Options written	110,760,000	1,388,890
Option closed	—	—
Options expired	(76,235,000)	(694,561)
Outstanding, end of period	47,750,000	$743,622
Total Return Fund
Outstanding, beginning of period	300,100,000	$8,499,252
Options written	380,664,000	3,987,105
Option closed	(269,300,000)	(7,513,142)
Options expired	(133,964,000)	(2,400,798)
Outstanding, end of period	277,500,000	$2,572,417
U.S. Government Securities Fund
Outstanding, beginning of period	—	—
Options written	641,000	$156,923
Option closed	—	—
Options expired	(313,500)	(61,444)
Outstanding, end of period	327,500	$95,479

The following summarizes the Funds’ use of written option contracts and the contracts held as of August 31, 2009:

Options on Exchange-Traded Futures Contracts

Global Bond Fund

The Fund used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

FINANCIAL INSTRUMENTS, CONTINUED

FUND	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		USD NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Fund	CALLS
	Eurodollar Futures	$98.625	Sep 2009	49	USD	122,500	$122,500	$8,096	($127,706)
				49		122,500	$122,500	$8,096	($127,706)

	PUTS
	Eurodollar Futures	$98.50	Mar 2010	332	USD	830,000	$830,000	$117,345	($64,325)
	U.K. 90-Day Libor Futures	92.00	Dec 2009	136	GBP	17,000,000	27,675,172	53,893	—
				468		17,830,000	$28,505,172	$171,238	($64,325)

Real Return Bond Fund

The Fund used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

Real Return Bond Fund	PUTS
	Eurodollar Futures	$98.625	Sep 2009	65	USD	162,500	$162,500	$10,231	($406)
	Eurodollar Futures	98.50	Sep 2009	138	USD	345,000	345,000	32,980	(863)
				203		507,500	$507,500	$43,211	($1,269)

Strategic Bond Fund

The Fund used written options contracts to enhance potential gain, manage the duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and foreign currencies, and maintain diversity and liquidity of the portfolio.

Strategic Bond Fund	CALLS
	Eurodollar Futures	$99.25	Sep 2009	20	USD	50,000	$50,000	$5,410	($20,875)
	Eurodollar Futures	99.00	Mar 2010	45	USD	112,500	112,500	29,709	(48,938)
				65		162,500	$162,500	$35,119	($69,813)

	PUTS
	Eurodollar Futures	$99.00	Sep 2009	40	USD	100,000	$100,000	$7,820	($250)
	Eurodollar Futures	99.125	Sep 2009	19	USD	47,500	47,500	499	(119)
	Eurodollar Futures	98.75	Mar 2010	27	USD	67,500	67,500	16,740	(7,256)
	Eurodollar Futures	98.875	Mar 2010	18	USD	45,000	45,000	10,719	(5,737)
				104		260,000	$260,000	$35,778	($13,362)

U.S. Government Securities

The Fund used written options to enhance potential gain, manage the duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and foreign currencies, and maintain diversity and liquidity of the portfolio.

U.S. Government Securities Fund	CALLS
	Eurodollar Futures	$97.625	Sep 2009	114	USD	285,000	$285,000	$88,330	($582,113)
				114		285,000	$285,000	$88,330	($582,113)

	PUTS
	Eurodollar Futures	$98.00	Sep 2009	17	USD	42,500	$42,500	$7,149	($425)
				17		42,500	$42,500	$7,149	($425)

Interest Rate Swaptions

Global Bond Fund

The Fund used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

FUND	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT		USD NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Fund	PUTS
	5-Year Interest Rate Swap	BNP Paribas	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	5,000,000	$5,000,000	$40,000	($14,905)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.42%	Nov 2009	USD	2,000,000	2,000,000	19,600	(11,223)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	11,600,000	11,600,000	111,360	(34,579)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.42%	Nov 2009	USD	6,000,000	6,000,000	57,000	(33,668)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	7,600,000	7,600,000	60,230	(22,655)
	7-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.00%	Nov 2009	USD	5,000,000	5,000,000	51,702	(30,514)
	7-Year Interest Rate Swap	BNP Paribas	3 Month USD-LIBOR	Receive	4.00%	Nov 2009	USD	2,000,000	2,000,000	22,975	(12,206)
								39,200,000	$39,200,000	$362,867	($159,750)

FINANCIAL INSTRUMENTS, CONTINUED

Real Return Bond Fund

The Fund used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets, and maintain diversity and liquidity to the portfolio.

FUND	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT		USD NOTIONAL AMOUNT	PREMIUM	VALUE

Real Return Bond Fund	PUTS
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	3.42%	Nov 2009	USD	1,900,000	$1,900,000	$43,700	($10,661)
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD	13,000,000	13,000,000	136,500	(71,577)
	5-Year Interest Rate Swap	BNP Paribas	3 Month USD-LIBOR	Receive	3.42%	Nov 2009	USD	4,200,000	4,200,000	118,440	(23,567)
	5-Year Interest Rate Swap	BNP Paribas	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	2,000,000	2,000,000	17,500	(5,962)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.42%	Nov 2009	USD	1,000,000	1,000,000	9,800	(5,611)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	23,000,000	23,000,000	203,980	(68,563)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	5.50%	Aug 2010	USD	26,000,000	26,000,000	280,136	(142,108)
	5-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	3.42%	Nov 2009	USD	3,000,000	3,000,000	31,200	(16,834)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	5.00%	Nov 2009	USD	17,000,000	17,000,000	25,330	(2,564)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.42%	Nov 2009	USD	1,300,000	1,300,000	16,580	(7,295)
	7-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	4.00%	Nov 2009	USD	7,000,000	7,000,000	62,922	(42,720)
	7-Year Interest Rate Swap	Goldman Sachs Capital Markets, LP	3 Month USD-LIBOR	Receive	4.00%	Nov 2009	USD	17,000,000	17,000,000	132,600	(103,748)
	7-Year Interest Rate Swap	Goldman Sachs Capital Markets, LP	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	5,000,000	5,000,000	160,750	(54,771)
	7-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	4.00%	Nov 2009	USD	34,000,000	34,000,000	389,959	(207,495)
	7-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD	5,000,000	5,000,000	41,457	(30,322)
	7-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD	12,300,000	12,300,000	96,700	(74,592)
	7-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	17,000,000	17,000,000	279,890	(186,223)
								189,700,000	$189,700,000	$2,047,444	($1,054,613)

Total Return Fund

The Fund used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets, and maintain diversity and liquidity to the portfolio.

Total Return Fund	PUTS
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD	24,000,000	$24,000,000	$235,620	($132,142)
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	5.50%	Aug 2010	USD	11,000,000	11,000,000	85,466	(60,123)
	5-Year Interest Rate Swap	BNP Paribas	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	21,000,000	21,000,000	198,000	(62,601)
	5-Year Interest Rate Swap	BNP Paribas	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD	4,000,000	4,000,000	36,700	(22,024)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD	11,000,000	11,000,000	145,200	(60,565)
	5-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	5.50%	Aug 2010	USD	5,000,000	5,000,000	53,955	(27,328)
	5-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	17,000,000	17,000,000	134,300	(50,677)
	5-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	5.80%	Jun 2010	USD	1,000,000	1,000,000	5,625	(3,082)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	2,000,000	2,000,000	20,900	(5,962)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD	15,000,000	15,000,000	160,500	(82,588)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.75%	Nov 2009	USD	6,000,000	6,000,000	57,624	(17,886)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD	11,000,000	11,000,000	159,225	(60,565)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	5.50%	Aug 2010	USD	10,000,000	10,000,000	77,719	(54,657)
	7-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD	4,500,000	4,500,000	31,275	(27,290)
	7-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	4.00%	Nov 2009	USD	42,000,000	42,000,000	444,241	(256,317)
	7-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD	4,000,000	4,000,000	31,355	(24,258)
	7-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD	15,000,000	15,000,000	123,487	(90,966)
	7-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD	71,000,000	71,000,000	540,855	(430,572)
	10-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD	3,000,000	3,000,000	30,370	(30,370)
								277,500,000	$277,500,000	$2,572,417	($1,499,973)

Foreign Currency Options

High Income Fund

The Fund used written options to hedge against anticipated currency exchange rates and maintain diversity and liquidity of the portfolio.

FUND	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT		USD NOTIONAL AMOUNT	PREMIUM	VALUE
High Income Fund	CALLS
	U.S. Dollar versus Canadian Dollar	$1.30	Apr 2010	USD	98,000,000	$98,000,000	$1,808,100	($467,754)
	U.S. Dollar versus Canadian Dollar	1.30	Apr 2010	USD	98,000,000	98,000,000	1,715,000	(467,754)
					196,000,000	$196,000,000	$3,523,100	($935,508)

FINANCIAL INSTRUMENTS, CONTINUED

Strategic Income Fund

The Fund used written options to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

FUND	NAME OF ISSUER	EXERCISE PRICE (USD)	EXPIRATION DATE	NOTIONAL AMOUNT		USD NOTIONAL AMOUNT	PREMIUM	VALUE
Strategic Income Fund	CALLS
	Australian Dollar versus Canadian Dollar	$0.77	Sep 2009	AUD	11,700,000	$9,888,839	$54,795	($90,483)
	Australian Dollar versus Canadian Dollar	0.77	Sep 2009	AUD	5,600,000	4,733,120	36,017	(44,255)
	Euro versus Canadian Dollar	2.25	Sep 2009	EUR	9,300,000	13,332,473	110,475	(120,392)
	U.S. Dollar versus Canadian Dollar	1.30	Feb 2010	USD	10,700,000	10,700,000	267,500	(35,866)
	U.S. Dollar versus Canadian Dollar	1.30	Apr 2010	USD	10,450,000	10,450,000	274,835	(49,878)
					47,750,000	$49,104,432	$743,622	($340,874)

Futures  All Funds of the Trust, except for the American Funds, described in this report may purchase and sell financial futures contracts, including index futures and options on these contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Funds use futures contracts to manage against a decline in the value of securities owned by the Funds due to anticipated interest rate, currency or market changes. In addition, the Funds will use futures contracts for duration management or to gain exposure to a securities market.

An index futures contract (index future) is a contract to buy a certain number of units of the relevant index at a fixed price and specific future date. The Funds may invest in index futures as a means of gaining exposure to securities without investing in them directly, thereby allowing the Funds to invest in the underlying securities over time. Investing in index futures also permits the Funds to maintain exposure to common stocks without incurring the brokerage costs associated with investment in individual common stocks.

When the Funds sell a futures contract based on a financial instrument, the Funds become obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Notional amounts of futures contracts at August 31, 2009 are generally representative of the futures contracts activities during the period ended August 31, 2009.

The following summarizes the Funds’ use of futures contracts and the contracts held as of August 31, 2009:

Active Bond Fund

The Fund used futures to manage duration of the portfolio.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond Fund	U.S. Treasury 10-Year Note Futures	80	Short	Dec 2009	$9,377,500	($47,069)
					$9,377,500	($47,069)

All Cap Core Fund

The Fund used futures to gain exposure to certain securities markets.

All Cap Core Fund	Russell 2000 Mini Index Futures	514	Long	Sep 2009	$29,385,380	$2,591,457
	S&P 500 E Mini Index Futures	272	Long	Sep 2009	13,867,920	1,237,635
					$43,253,300	$3,829,092

Global Bond Fund

The Fund used futures to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes and foreign exchange rates, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

Global Bond Fund	3-Month EURIBOR Futures	135	Long	Dec 2010	$47,372,750	$24,755
	3-Month EURIBOR Futures	3	Long	Mar 2011	1,049,879	215
	3-Month Sterling Futures	229	Long	Sep 2010	45,635,483	130,121
	3-Month Sterling Futures	24	Long	Mar 2011	4,736,850	3,686
	10-Year German Euro-BUND Futures	13	Long	Sep 2009	2,285,430	(745)
	10-Year Japan Government Bond Futures	22	Long	Sep 2009	32,894,787	758,087
	Eurodollar Futures	248	Long	Jun 2010	61,321,100	226,287
	U.S. Treasury 10-Year Note Futures	252	Long	Dec 2009	29,539,125	159,719
					$224,835,404	$1,302,125

FINANCIAL INSTRUMENTS, CONTINUED

Index 500 Fund

The Fund used futures to gain exposure to certain securities markets.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)

Index 500 Fund	S&P 500 Index Futures	134	Long	Sep 2009	$34,159,950	$2,373,237
					$34,159,950	$2,373,237

International Equity Index Fund

The Fund used futures contracts to gain exposure to certain securities markets.

International Equity Index Fund	ASX SPI 200 Index Futures	15	Long	Sep 2009	$1,417,083	$233,592
	CAC 40 Index Futures	36	Long	Sep 2009	1,886,846	317,736
	DAX Index Futures	6	Long	Sep 2009	1,176,053	188,713
	FTSE 100 Index Futures	28	Long	Sep 2009	2,241,982	349,752
	FTSE JSE Top 40 Index Futures	22	Long	Sep 2009	633,629	77,207
	Hang Seng Index Futures	2	Long	Sep 2009	253,185	(7,999)
	IBEX 35 Index Futures	5	Long	Sep 2009	814,643	51,695
	MSCI Taiwan Index Futures	64	Long	Sep 2009	1,589,760	13,962
	OMX 30 Index Futures	42	Long	Sep 2009	533,965	21,064
	S&P TSE 60 Index Futures	15	Long	Sep 2009	1,786,161	160,351
	Topix Index Futures	39	Long	Sep 2009	4,032,026	228,426
					$16,365,333	$1,634,499

Investment Quality Bond Fund

The Fund used futures contracts to enhance potential gain, manage the duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets, and to maintain the diversity and liquidity of the portfolio.

Investment Quality Bond Fund	Australian Treasury 10-Year Bond Futures	89	Long	Sep 2009	$7,873,440	$6,800
	U.S. Treasury 30-Year Bond Futures	11	Long	Dec 2009	1,317,250	8,061
	U.K. Gilt Bond Futures	37	Short	Dec 2009	7,136,548	(24,128)
	U.S. Treasury 10-Year Note Futures	29	Short	Dec 2009	3,399,344	(21,548)
					$19,726,582	($30,815)

Mid Cap Index Fund

The Fund used futures contracts to gain exposure to certain securities markets.

Mid Cap Index Fund	S&P Mid 400 Emini Index Futures	204	Long	Sep 2009	$13,341,600	$1,669,812
					$13,341,600	$1,669,812

Real Return Bond Fund

The Fund used futures to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes and foreign exchange rates, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

Real Return Bond Fund
	3-Month EURIBOR Futures	32	Long	Jun 2010	$11,307,084	$38,420
	3-Month EURIBOR Futures	93	Long	Sep 2010	32,744,554	51,663
	3-Month EURIBOR Futures	62	Long	Dec 2010	21,756,374	13,333
	3-Month Sterling Futures	40	Long	Jun 2010	8,011,962	25,233
	Eurodollar Futures	512	Long	Dec 2009	127,411,200	444,788
	Eurodollar Futures	579	Long	Mar 2010	143,715,038	509,600
	Eurodollar Futures	318	Long	Jun 2010	78,629,475	210,188
					$423,575,687	$1,293,225
Small Cap Index Fund

The Fund used futures contracts to gain exposure to certain securities markets.

Small Cap Index Fund	Russell 2000 Mini Index Futures	33	Long	Sep 2009	$1,886,610	$200,160
					$1,886,610	$200,160

Smaller Company Growth Fund

The Fund used futures contracts to gain exposure to certain securities markets.

Smaller Company Growth Fund	Russell 2000 Mini Index Futures	12	Long	Sep 2009	$686,040	$4,181
					$686,040	$4,181

FINANCIAL INSTRUMENTS, CONTINUED

Spectrum Income Fund

The Fund used futures to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate and currency exchange rate changes, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)

Spectrum Income Fund	2-Year German Euro-SCHATZ Futures	43	Long	Sep 2009	$6,675,204	$21,268
	5-Year German Euro-BOBL Futures	4	Long	Sep 2009	666,853	8,659
	10-Year German Euro-BUND Futures	10	Long	Sep 2009	1,758,023	33,718
	U.S. Treasury 30-Year Bond Futures	1	Long	Dec 2009	119,750	872
	10-Year Canada Government Bond Futures	22	Short	Dec 2009	2,421,557	(9,445)
	Euro Currency Futures	22	Short	Sep 2009	3,940,750	(89,474)
	U.K. Long Gilt Bond Futures	9	Short	Dec 2009	1,735,917	(3,370)
	U.S. Treasury 2-Year Note Futures	12	Short	Dec 2009	2,596,125	(6,048)
	U.S. Treasury 5-Year Note Futures	3	Short	Dec 2009	345,750	(2,035)
	U.S. Treasury 10-Year Note Futures	14	Short	Dec 2009	1,641,063	(9,347)
	U.S. Treasury 30-Year Bond Futures	4	Short	Dec 2009	479,000	(5,266)
					$22,379,992	($60,468)

Strategic Bond Fund

The Fund used futures to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate and currency exchange rates, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

Strategic Bond Fund	Eurodollar Futures	71	Long	Sep 2009	$17,690,981	$153,049
	Eurodollar Futures	8	Long	Dec 2009	1,990,800	18,064
	Eurodollar Futures	103	Long	Mar 2010	25,565,888	154,674
	Eurodollar Futures	41	Long	Jun 2010	10,137,762	34,428
	Eurodollar Futures	75	Long	Sep 2010	18,466,875	40,362
	U.S. Treasury 2-Year Note Futures	42	Long	Dec 2009	9,086,437	22,317
	U.S. Treasury 5-Year Note Futures	584	Long	Dec 2009	67,306,000	485,491
	U.S. Treasury 10-Year Note Futures	84	Long	Dec 2009	9,846,375	105,618
	U.S. Treasury 30-Year Bond Futures	176	Long	Dec 2009	21,076,000	187,639
					$181,167,118	$1,201,642

Strategic Income Fund

The Fund used futures to manage duration of the portfolio.

Strategic Income Fund	U.S. Treasury 10-Year Note Futures	564	Short	Dec 2009	$66,111,375	($327,512)
					$66,111,375	($327,512)

Total Return Fund

The Fund used futures to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes and foreign exchange rates, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

Total Return Fund	3-Month EURIBOR Futures	41	Long	Dec 2009	$14,571,694	$89,421
	3-Month EURIBOR Futures	68	Long	Mar 2010	24,111,634	155,747
	3-Month Sterling Futures	37	Long	Dec 2009	7,474,311	307,561
	3-Month Sterling Futures	38	Long	Dec 2010	7,534,036	12,242
	3-Month Sterling Futures	38	Long	Sep 2010	7,572,700	24,970
	3-Month Sterling Futures	18	Long	Mar 2010	3,622,965	32,682
	3-Month Sterling Futures	20	Long	Mar 2011	3,947,375	(4,617)
	3-Month Sterling Futures	38	Long	Jun 2010	7,611,364	40,143
	Eurodollar Futures	1,428	Long	Dec 2009	355,357,800	4,712,512
	Eurodollar Futures	375	Long	Mar 2010	93,079,688	2,763,775
	Eurodollar Futures	40	Long	Sep 2010	9,849,000	150,200
	Eurodollar Futures	336	Long	Dec 2010	82,387,200	78,625
	Eurodollar Futures	292	Long	Jun 2010	72,200,650	512,044
	Eurodollar Futures	689	Long	Sep 2009	171,677,269	4,705,369
	U.S. Treasury 5-Year Note Futures	485	Long	Dec 2009	55,896,250	428,141
	U.S. Treasury 10-Year Note Futures	34	Long	Dec 2009	3,985,438	32,094
	U.S. Treasury 30-Year Note Futures	118	Long	Dec 2009	14,130,500	83,328
					$935,009,874	$14,124,237

FINANCIAL INSTRUMENTS, CONTINUED

U.S. Government Securities Fund

The Fund used futures to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate or currency exchange rates, gain exposure to certain securities markets, and maintain diversity and liquidity of the portfolio.

FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)

U.S. Government Securities Fund	Eurodollar Futures	114	Long	Sep 2009	$28,405,238	$449,537
	Eurodollar Futures	51	Long	Jun 2010	12,610,388	108,983
	Eurodollar Futures	57	Long	Sep 2010	14,034,825	91,656
	Eurodollar Futures	60	Long	Mar 2011	14,657,250	(7,120)
	U.S. Treasury 10-Year Note Futures	48	Long	Dec 2009	5,626,500	56,235
	U.S. Treasury 2-Year Note Futures	27	Long	Dec 2009	5,841,281	14,303
	U.S. Treasury 5-Year Note Futures	243	Long	Dec 2009	28,005,750	202,038
					$109,181,232	$915,632

U.S. Multi Sector Fund

The Fund used futures contracts to hedge against anticipated changes in securities markets, gain exposure to certain securities markets, and maintain the diversity and liquidity of the portfolio.

Interest Rate Swap Agreements

U.S. Multi Sector Fund	S&P Mid 400 Emini Index Futures	465	Long	Sep 2009	$23,708,025	$1,573,248
					$23,708,025	$1,573,248

Swap Contracts  All Funds of the Trust, except for the American Funds, described in this report may enter interest rate, credit default, cross-currency, and other forms of swap transactions to manage their exposure to credit, currency and interest rate risks to gain exposure in lieu of buying in the physical market, or to enhance income. Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. In connection with these agreements, the Funds will hold cash and/or liquid securities equal to the net amount of the Funds’ exposure, in order to satisfy the Funds’ obligations in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as unrealized appreciation/depreciation of swap contracts on the Funds’ Statements of Assets and Liabilities. If market quotations are not readily available or deemed reliable, certain swap agreements may be fair valued in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Upfront payments made/received by the Funds represent payments to compensate for differences between the stated terms of the swap and prevailing market conditions, including credit spreads, currency exchange rates, interest rates and other relevant factors. These payments are amortized or accreted for financial reporting purposes, with the un-amortized/un-accreted portion included in the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that a counterparty may default on its obligation under the swap or disagree as to the meaning of the swap terms in the agreements and that there may be unfavorable interest rate changes. The Funds may also suffer losses if they is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Certain Funds are parties to International Swap Dealers Association, Inc. Master Agreements (ISDA Master Agreements) with select counterparties that govern over-the-counter derivative transactions, which may include foreign exchange derivative transactions, entered into by the Funds and those counterparties. The ISDA Master Agreements typically include standard representations and warranties as well as a Credit Support Annex (CSA) that accompanies a schedule to ISDA master agreements provisions listing types of collateral agreed to by the Funds and counterparty and outlining the general obligations of the Funds and counterparties relating to collateral, events of default, termination events and other standard provisions. Termination events may include a decline in the Funds’ net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle counterparties to elect to terminate early and calculate damages based on that termination with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact on the financial statements of the Funds.

Interest Rate Swap Agreements  Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Funds settle accrued net receivable or payable amounts under the swap contracts on a periodic basis.

Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the expiration date, or (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

FINANCIAL INSTRUMENTS, CONTINUED

The following summarizes Funds’ use of the interest rate swap contracts, and the contracts held as of August 31, 2009:

Global Bond Fund

The Fund used interest rate swaps to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes and gain exposure to certain securities markets.

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund

	Bank of America N.A.	1,150,000,000	JPY	$11,682,243	6 Month LIBOR	Fixed 1.000%	Dec 2014	($24,888)	$96,203	$71,315
	Barclays Bank PLC	31,300,000	EUR	41,475,631	6 Month EURIBOR	Fixed 2.500%	Sep 2011	68,266	7,998	76,264
	Barclays Bank PLC	30,000,000	SEK	4,440,300	3 Month STIBOR	Fixed 4.500%	Mar 2014	(29,005)	387,004	357,999
	Citibank N.A	7,100,000	GBP	11,680,917	6 Month LIBOR	Fixed 3.500%	Mar 2015	(377,592)	248,422	(129,170)
	Credit Suisse International	100,000	GBP	165,350	6 Month LIBOR	Fixed 3.500%	Mar 2015	(3,175)	1,356	(1,819)
	Deutsche Bank AG	4,000,000,000	JPY	41,627,641	6 Month LIBOR	Fixed 1.000%	Jun 2011	152,924	40,821	193,745
	Deutsche Bank AG	1,800,000	EUR	2,320,829	6 Month EURIBOR	Fixed 3.00%	Sep 2011	5,106	11,728	16,834
	Deutsche Bank AG	49,600,000	AUD	31,877,918	3 Month BBR-BBSW	Fixed 4.500%	Jun 2012	20,171	(645,324)	(625,153)
	Deutsche Bank AG	14,300,000	AUD	11,694,401	3 Month BBR-BBSW	Fixed 6.500%	Jun 2012	15,162	18,792	33,954
	Deutsche Bank AG	4,600,000	EUR	6,045,552	6 Month EURIBOR	Fixed 3.000%	Sep 2012	25,698	12,610	38,308
	Goldman Sachs	14,400,000	GBP	23,767,316	6 Month LIBOR	Fixed 4.500%	Mar 2020	156,312	508,051	664,363
	JP Morgan Chase Bank	28,900,000	EUR	38,295,391	6 Month EURIBOR	Fixed 3.000%	Sep 2012	193,411	47,266	240,677
	The Royal Bank of Scotland PLC	33,400,000	AUD	26,783,466	3 Month BBR-BBSW	Fixed 6.500%	Jun 2012	23,876	55,429	79,305
	The Royal Bank of Scotland PLC	1,600,000,000	JPY	16,217,320	6 Month LIBOR	Fixed 1.000%	Dec 2014	(15,106)	114,327	99,221
	The Royal Bank of Scotland PLC	3,300,000	GBP	5,470,741	6 Month LIBOR	Fixed 4.500%	Mar 2020	5,640	146,610	152,250
	UBS AG	2,670,000,000	JPY	27,578,216	6 Month LIBOR	Fixed 1.000%	Dec 2014	500	165,074	165,574
				$301,123,232				$217,300	$1,216,367	$1,433,667

Investment Quality Bond Fund

The Fund used interest rate swaps in order to enhance potential gain, manage duration of the portfolio, gain exposure to certain securities markets, hedge against anticipated interest rate changes, and maintain the diversity and liquidity of the portfolio.

Investment Quality Bond Fund
	JP Morgan Chase Bank	2,480,000	USD	$2,480,000	Fixed 4.3175%	3 Month LIBOR	Dec 2028	—	($126,130)	($126,130)
	JP Morgan Chase Bank	925,000	USD	925,000	Fixed 3.425%	3 Month LIBOR	Jun 2039	—	101,311	101,311
				$3,405,000				—	($24,819)	($24,819)

Real Return Bond Fund

The Fund used interest rate swaps to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes and gain exposure to certain securities markets.

Real Return Bond Fund
	Barclays Bank PLC	15,101,989	BRL	$11,120,393	CDI	Fixed 10.680%	Jan 2012	($108,372)	($101,711)	($210,083)
	Barclays Bank PLC	5,500,000	EUR	6,645,650	FRCPXTOB	Fixed 2.138%	Jan 2016	—	123,092	123,092
	BNP Paribas	2,200,000	EUR	2,614,040	FRCPXTOB	Fixed 2.040%	Feb 2011	—	113,144	113,144
	BNP Paribas	3,600,000	EUR	4,757,399	FRCPXTOB	Fixed 1.988%	Dec 2011	—	135,993	135,993
	Credit Suisse International	5,600,000	GBP	10,819,479	6 Month LIBOR	Fixed 5.000%	Sep 2010	(56,334)	543,552	487,218
	Deutsche Bank AG	7,500,000	GBP	15,049,513	6 Month LIBOR	Fixed 6.000%	Mar 2010	41,397	526,448	567,845
	Goldman Sachs	2,600,000	EUR	3,799,248	6 Month EURIBOR	Fixed 4.500%	Mar 2011	(3,634)	218,978	215,344
	JP Morgan Chase Bank	2,700,000	EUR	3,428,053	FRCPXTOB	Fixed 2.028%	Oct 2011	—	137,015	137,015
	JP Morgan Chase Bank	1,500,000	EUR	1,912,124	FRCPXTOB	Fixed 2.353%	Oct 2016	—	(32,791)	(32,791)
	Morgan Stanley Capital Services, Inc.	6,276,336	BRL	4,763,208	CDI	Fixed 10.115%	Jan 2012	(96,009)	(88,956)	(184,965)
	The Royal Bank of Scotland PLC	6,600,000	GBP	12,746,259	6 Month LIBOR	Fixed 5.000%	Sep 2010	(67,568)	641,789	574,221
	The Royal Bank of Scotland PLC	1,100,000	GBP	2,231,459	UKRPI	Fixed 3.440%	Sep 2027	—	(1,034)	(1,034)
	UBS AG	2,300,000	EUR	2,908,693	FRCPXTOB	Fixed 2.095%	Oct 2011	—	127,692	127,692
	UBS AG	1,600,000	EUR	2,029,041	FRCPXTOB	Fixed 2.350%	Oct 2016	—	(33,951)	(33,951)
	UBS AG	1,600,000	EUR	2,029,041	Fixed 2.275%	FRCPXTOB	Oct 2016	—	18,758	18,758
				$86,853,600				($290,520)	$2,328,018	$2,037,498

Spectrum Income Fund

The Fund used interest rate swaps in order to enhance potential gain, gain exposure to certain securities markets, hedge against anticipated interest rate changes, and maintain the diversity and liquidity of the portfolio.

Spectrum Income Fund
	JP Morgan Chase Bank	1,200,000	USD	$1,200,000	Fixed 3.988%	3 Month LIBOR	Aug 2019	—	($40,686)	($40,686)
				$1,200,000				—	($40,686)	($40,686)

FINANCIAL INSTRUMENTS, CONTINUED

Total Return Fund

The Fund used interest rate swaps to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes and gain exposure to certain securities markets.

FUND	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEVIED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Fund
	Bank of America N.A.	7,600,000	USD	$7,600,000	3 Month LIBOR	Fixed 3.000%	Dec 2011	$176,548	$18,495	$195,043
	Bank of America N.A.	3,000,000	USD	3,000,000	3 Month LIBOR	Fixed 4.000%	Dec 2019	(65,580)	128,541	62,961
	Barclays Bank PLC	6,254,309	BRL	3,248,431	CDI	Fixed 11.360%	Jan 2010	—	6,821	6,821
	Barclays Bank PLC	104,100,000	USD	104,100,000	3 Month LIBOR	Fixed 3.000%	Feb 2011	(735,909)	3,973,185	3,237,276
	Barclays Bank PLC	26,000,000	USD	26,000,000	3 Month LIBOR	Fixed 3.450%	Aug 2011	—	1,129,153	1,129,153
	Barclays Bank PLC	639,678	BRL	383,992	CDI	Fixed 10.600%	Jan 2012	—	(2,579)	(2,579)
	BNP Paribas	3,500,000	EUR	5,117,176	6 Month EURIBOR	Fixed 4.5%	Mar 2014	(48,544)	507,707	459,163
	Credit Suisse International	13,600,000	USD	13,600,000	3 Month LIBOR	Fixed 4.000%	Jun 2011	462,377	312,117	774,494
	Deutsche Bank AG	2,500,000	AUD	1,774,875	3 Month BBR-BBSW	Fixed 4.500%	Jun 2011	6,798	(24,746)	(17,948)
	Deutsche Bank AG	4,200,000	USD	4,200,000	3 Month LIBOR	Fixed 4.000%	Jun 2011	118,869	120,313	239,182
	Deutsche Bank AG	3,600,000	AUD	2,543,400	6 Month BBR-BBSW	Fixed 5.000%	Jun 2013	13,615	(99,460)	(85,845)
	Deutsche Bank AG	1,400,000	GBP	2,480,031	6 Month LIBOR	Fixed 5.000%	Mar 2014	653	204,531	205,184
	Goldman Sachs	211,698	BRL	157,522	CDI	Fixed 10.835%	Jan 2012	275	(348)	(73)
	Goldman Sachs	1,000,000	GBP	1,847,049	6 Month LIBOR	Fixed 5.250%	Mar 2014	(181)	165,977	165,796
	HSBC Bank USA, N.A.	313,532	BRL	318,167	CDI	Fixed 14.765%	Jan 2012	2,650	18,226	20,876
	HSBC Bank USA, N.A.	994,749	BRL	597,321	CDI	Fixed 10.610%	Jan 2012	—	(3,863)	(3,863)
	HSBC Bank USA, N.A.	3,500,000	GBP	6,942,957	6 Month LIBOR	Fixed 5.000%	Sep 2013	30,649	471,068	501,717
	JP Morgan Chase Bank, N.A.	426,452	BRL	255,995	CDI	Fixed 10.600%	Jan 2012	—	(1,719)	(1,719)
	Merrill Lynch Capital Services, Inc.	2,164,156	BRL	1,074,014	CDI	Fixed 12.948%	Jan 2010	(77)	47,795	47,718
	Merrill Lynch Capital Services, Inc.	5,778,682	BRL	2,993,571	CDI	Fixed 11.430%	Jan 2010	—	11,797	11,797
	Merrill Lynch Capital Services, Inc.	11,100,000	USD	11,100,000	3 Month LIBOR	Fixed 4.000%	Jun 2011	224,763	407,361	632,124
	Merrill Lynch Capital Services, Inc.	23,800,000	USD	23,800,000	3 Month LIBOR	Fixed 3.450%	Aug 2011	—	1,033,609	1,033,609
	Merrill Lynch Capital Services, Inc.	5,247,581	BRL	3,936,605	CDI	Fixed 11.980%	Jan 2012	—	86,540	86,540
	Merrill Lynch Capital Services, Inc.	1,003,304	BRL	1,012,701	CDI	Fixed 14.765%	Jan 2012	5,353	61,452	66,805
	Morgan Stanley Capital Services, Inc.	5,273,173	BRL	2,616,128	CDI	Fixed 12.780%	Jan 2010	(374)	103,992	103,618
	Morgan Stanley Capital Services, Inc.	3,962,433	BRL	2,469,501	CDI	Fixed 12.670%	Jan 2010	(1,824)	60,325	58,501
	Morgan Stanley Capital Services, Inc.	6,800,000	USD	6,800,000	3 Month LIBOR	Fixed 4.000%	Dec 2019	(117,908)	260,619	142,711
	The Royal Bank of Scotland PLC	199,000,000	USD	199,000,000	3 Month LIBOR	Fixed 3.150%	Dec 2010	—	6,976,895	6,976,895
	The Royal Bank of Scotland PLC	101,000,000	USD	101,000,000	3 Month LIBOR	Fixed 3.000%	Feb 2011	(214,681)	3,355,554	3,140,873
	The Royal Bank of Scotland PLC	2,700,000	USD	2,700,000	3 Month LIBOR	Fixed 4.000%	Jun 2011	55,496	98,264	153,760
	The Royal Bank of Scotland PLC	20,700,000	USD	20,700,000	3 Month LIBOR	Fixed 3.600%	Jul 2011	—	993,168	993,168
	The Royal Bank of Scotland PLC	198,400,000	USD	198,400,000	3 Month LIBOR	Fixed 3.450%	Aug 2011	3,163,098	5,453,207	8,616,305
	The Royal Bank of Scotland PLC	2,500,000	GBP	4,617,624	6 Month LIBOR	Fixed 5.250%	Mar 2014	(1,815)	416,306	414,491
	The Royal Bank of Scotland PLC	700,000	USD	700,000	3 Month LIBOR	Fixed 4.000%	Dec 2014	14,963	18,012	32,975
	UBS AG	3,959,544	BRL	2,471,681	CDI	Fixed 12.410%	Jan 2010	(2,303)	60,245	57,942
	UBS AG	52,100,000	AUD	37,053,526	3 Month BBR-BBSW	Fixed 4.500%	Jun 2011	28,075	(402,114)	(374,039)
	UBS AG	6,330,550	BRL	4,551,967	CDI	Fixed 10.575%	Jan 2012	(94,032)	(20,174)	(114,206)
	UBS AG	21,000,000	AUD	17,396,404	6 Month BBR-BBSW	Fixed 6.000%	Sep 2012	—	(9,611)	(9,611)
				$828,560,638				$3,020,954	$25,936,661	$28,957,615

Interest rate swap notional amounts at August 31, 2009 (in USD) are generally representative of the interest rate swap activity during the period ended August 31, 2009.

Credit Default Swap Agreements  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by “the Buyer”) for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the Seller agrees to remedies that are specified within the credit default agreement and are dependent on the referenced obligation, entity or credit index. The Funds may enter into CDS in which the Funds may act as the Buyer or Seller. By acting as the Seller, in circumstances in which the Funds do not hold offsetting cash equivalent positions equaling the notional amount of the swap, the Funds effectively incurs economic leverage because it would be obligated to pay the Buyer such notional amount in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

If the Funds are the Sellers and a credit event occurs, the Funds will either pay to the Buyer the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or securities comprising the referenced index, or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or securities comprising the referenced index. If the Funds are the Buyers and a credit event occurs, the Funds will either receive an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations, or securities comprising the referenced index, or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers, considering either industry standard recovery rates or entity specific factors and considerations, until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS on corporate issues, sovereign issues of an emerging country and asset-backed securities, involve the Buyer making a stream of payments to the Seller in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs on corporate issues, or sovereign issues of an emerging country and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver

FINANCIAL INSTRUMENTS, CONTINUED

other obligations may result in a cheapest-to-deliver option (the Buyer’s right to choose the deliverable obligation with the lowest value following a credit event). Deliverable obligations on CDS on asset-backed securities would be limited to the specific referenced obligation as performance for asset-backed securities can vary. Prepayments, principal paydowns and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent. The Funds may use CDS on these types of securities to provide a measure of protection against defaults of the issuers, or to take an active long or short position with respect to the likelihood of default.

CDS agreements on credit indices involve the Buyer making a stream of payments to the seller in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market, based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms, including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every year, and for most indices, each name has an equal weight in the index. The Funds may use CDS on credit indices to hedge a portfolio of CDS, which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, are utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end, and are disclosed in the table below. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as the Sellers could be required to make under a CDS agreement, would be an amount equal to the notional amount of the agreement. Notional amounts of all CDS agreements outstanding as of August 31, 2009, for which the Funds are the Sellers, are disclosed in the tables below. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received, or net amounts received from the settlement of buy protection CDS agreements entered into by the Funds for the same referenced entity or entities.

The following summarizes the Funds’ use of credit default swaps, as Buyers of protection, and the contracts held as of August 31, 2009:

Global Bond Fund

The Fund used credit default swaps to enhance potential gain, hedge against potential credit events and gain exposure to security or credit indices.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund
	Bank of America N.A.	Rio Tinto Alcan, Inc.	700,000	USD	700,000	(0.290)%	Mar 2011	—	($511)	($511)
	Bank of America N.A.	Xstrata Canada Corporation	3,000,000	USD	3,000,000	(0.910)%	Jun 2012	—	56,682	56,682
	Bank of America N.A.	Vivendi	2,000,000	USD	2,000,000	(1.280)%	Jun 2013	—	1,386	1,386
	Bank of America N.A.	The Home Depot, Inc.	1,000,000	USD	1,000,000	(1.100)%	Mar 2016	—	(27,269)	(27,269)
	Bank of America N.A.	Lafarge	2,000,000	USD	2,000,000	(1.690)%	Sep 2016	—	97,032	97,032
	Bank of America N.A.	Dow Jones CDX.NA.IG.7	5,443,200	USD	5,443,200	(0.650)%	Dec 2016	($29,305)	297,622	268,317
	Bank of America N.A.	Intuit INC.	2,000,000	USD	2,000,000	(1.380)%	Mar 2017	—	(116,560)	(116,560)
	Bank of America N.A.	McKesson Corporation	600,000	USD	600,000	(0.380)%	Mar 2017	—	(4,305)	(4,305)
	Bank of America N.A.	CDX.NA.IG.8	7,027,200	USD	7,027,200	(0.600)%	Jun 2017	84,010	265,215	349,225
	Bank of America N.A.	UBS AG	5,000,000	USD	5,000,000	(2.280)%	Jun 2018	—	(401,540)	(401,540)
	Bank of America N.A.	CBS Corp.	1,800,000	USD	1,800,000	(1.000)%	Jun 2019	229,510	(72,598)	156,912
	Barclays Bank PLC	XL Capital Ltd.	300,000	USD	300,000	(0.310)%	Mar 2012	—	16,571	16,571
	Barclays Bank PLC	Norfolk Southern	2,000,000	USD	2,000,000	(0.450)%	Sep 2014	—	1,171	1,171
	Barclays Bank PLC	Southwest Airlines Co.	500,000	USD	500,000	(0.640)%	Mar 2017	—	40,632	40,632
	Barclays Bank PLC	CDX.NA.IG.8	3,123,200	USD	3,123,200	(0.600)%	Jun 2017	94,791	60,420	155,211
	Barclays Bank PLC	CDX.NA.IG.8	21,569,600	USD	21,569,600	(0.600)%	Jun 2017	229,865	842,061	1,071,926
	Barclays Bank PLC	Citigroup Inc.	4,300,000	USD	4,300,000	(0.870)%	Jun 2018	—	447,807	447,807
	Bear Stearns	CNA Financial Corporation	500,000	USD	500,000	(0.440)%	Sep 2011	—	25,236	25,236
	Bear Stearns	Nisource Finance Corporation	200,000	USD	200,000	(0.620)%	Sep 2014	—	10,228	10,228
	Bear Stearns	Loews Corporation	200,000	USD	200,000	(0.330)%	Mar 2016	—	2,124	2,124
	Bear Stearns	Sprint Nextel Corporation	1,000,000	USD	1,000,000	(1.065)%	Dec 2016	—	134,318	134,318
	BNP Paribas	D.R. Horton, Inc.	800,000	USD	$800,000	(4.030)%	Jun 2011	—	(36,368)	(36,368)
	BNP Paribas	Vivendi	800,000	USD	800,000	(1.743)%	Jun 2013	—	(13,452)	(13,452)
	BNP Paribas	Vivendi	800,000	USD	800,000	(1.780)%	Jun 2013	—	(14,603)	(14,603)
	BNP Paribas	Vivendi	700,000	USD	700,000	(1.820)%	Jun 2013	—	(13,839)	(13,839)
	BNP Paribas	Sprint Nextel Corporation	3,000,000	USD	3,000,000	(5.000)%	Sep 2017	(427,509)	138,223	(289,286)
	BNP Paribas	JP Morgan Chase & Company	1,800,000	USD	1,800,000	(0.737)%	Mar 2018	—	(8,044)	(8,044)
	BNP Paribas	The Bear Stearns Companies, Inc.	2,000,000	USD	2,000,000	(2.180)%	Mar 2018	—	(226,088)	(226,088)
	Citibank N.A	Sara Lee Corporation	500,000	USD	500,000	(0.330)%	Sep 2011	—	(1,335)	(1,335)
	Citibank N.A	Autozone, Inc.	500,000	USD	500,000	(0.680)%	Dec 2012	—	(1,957)	(1,957)
	Citibank N.A	HSBC Finance Corporation	1,700,000	USD	1,700,000	(0.430)%	Mar 2014	—	143,409	143,409

FINANCIAL INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
	Global Bond Fund, continued
	Citibank N.A	Nabors Industries, INC	2,000,000	USD	2,000,000	(0.820)%	Mar 2018	—	$69,937	$69,937
	Citibank N.A	Pearson PLC	1,000,000	USD	1,000,000	(0.690)%	Jun 2018	—	(13,663)	(13,663)
	Credit Suisse International	Johnson Controls, Inc.	600,000	USD	600,000	(0.240)%	Mar 2011	—	14,594	14,594
	Credit Suisse International	Sealed Air Corporation	700,000	USD	700,000	(0.500)%	Sep 2013	—	16,653	16,653
	Credit Suisse International	Masco Corporation	700,000	USD	700,000	(0.907)%	Dec 2016	—	62,493	62,493
	Deutsche Bank AG	Nationwide Health Properties, Inc.	600,000	USD	600,000	(0.620)%	Sep 2011	—	21,536	21,536
	Deutsche Bank AG	Bank of America Corporation	700,000	USD	700,000	(1.720)%	Dec 2013	—	(3,481)	(3,481)
	Deutsche Bank AG	CDX.NA.IG.12	9,300,000	USD	9,300,000	(1.000)%	Jun 2014	$346,610	(290,857)	55,753
	Deutsche Bank AG	Tate & Lyle Public Limited Company	300,000	USD	300,000	(0.510)%	Dec 2014	—	13,232	13,232
	Deutsche Bank AG	CDX.NA.IG.8	9,174,400	USD	9,174,400	(0.600)%	Jun 2017	54,481	401,452	455,933
	Deutsche Bank AG	CDX.NA.IG.9	5,172,800	USD	5,172,800	(0.800)%	Dec 2017	166,046	64,696	230,742
	Deutsche Bank AG	JP Morgan Chase & Company	400,000	USD	400,000	(0.720)%	Mar 2018	—	(1,276)	(1,276)
	Deutsche Bank AG	Citigroup, Inc.	1,800,000	USD	1,800,000	(1.336)%	Sep 2018	—	131,993	131,993
	Deutsche Bank AG	Altria Group, Inc.	2,000,000	USD	2,000,000	(1.455)%	Mar 2019	—	(60,841)	(60,841)
	Goldman Sachs	CDX.NA.IG.10	12,297,600	USD	12,297,600	(1.500)%	Jun 2018	(363,388)	325,582	(37,806)
	Goldman Sachs	CDX.NA.IG.12	8,600,000	USD	8,600,000	(1.000)%	Jun 2019	383,023	(298,541)	84,482
	JP Morgan Chase Bank	CNA Financial Corporation	500,000	USD	500,000	(0.440)%	Sep 2011	—	25,236	25,236
	JP Morgan Chase Bank	Sabre Holdings Corporation	700,000	USD	700,000	(0.930)%	Sep 2011	—	101,581	101,581
	Merrill Lynch Capital Services, Inc.	Boston Scientific Corporation	700,000	USD	700,000	(0.510)%	Jun 2011	—	5,140	5,140
	Merrill Lynch Capital Services, Inc.	American General Finance Corp.	2,000,000	USD	2,000,000	(1.370)%	Dec 2017	—	739,611	739,611
	Morgan Stanley	CDX.NA.IG.12	7,400,000	USD	7,400,000	(1.000)%	Jun 2014	269,824	(225,461)	44,363
	Morgan Stanley Capital Services Inc.	Simon Property Group, L.P.	1,000,000	USD	1,000,000	(1.047)%	Jun 2016	—	60,750	60,750
	Morgan Stanley Capital Services Inc.	Motorola, Inc.	700,000	USD	700,000	(0.725)%	Dec 2017	—	54,400	54,400
	The Royal Bank of Scotland PLC	Daimler Chrysler AG	300,000	USD	300,000	(0.620)%	Sep 2011	—	1,718	1,718
	The Royal Bank of Scotland PLC	The Bear Stearns Companies, Inc.	2,400,000	USD	2,400,000	(2.223)%	Mar 2018	—	(279,071)	(279,071)
	UBS AG	Capital One Financial Corporation	600,000	USD	600,000	(0.350)%	Sep 2011	—	15,513	15,513
	UBS AG	BAE Systems PLC	700,000	USD	700,000	(0.140)%	Dec 2011	—	3,007	3,007
	UBS AG	JP Morgan Chase & Company	1,200,000	USD	1,200,000	(0.730)%	Mar 2018	—	(4,730)	(4,730)
	Wachovia Bank N.A.	American Electric Power Company, Inc.	2,000,000	USD	2,000,000	(0.450)%	Jun 2015	—	10,033	10,033
					$152,408,000			$1,037,958	$2,602,904	$3,640,862

	Investment Quality Bond Fund

The Fund used credit default swaps to enhance potential gain, hedge against potential credit events and gain exposure to security or credit indices.

	Investment Quality Bond Fund
	Goldman Sachs	Macy’s, Inc.	500,000	USD	500,000	(2.700)%	Sep 2013	—	$7,122	$7,122
	UBS Securities, LLC	Cytec Industries, Inc.	475,000	USD	475,000	(1.600)%	Dec 2013	—	6,653	6,653
	UBS Securities, LLC	Everest Reinsurance Holdings, Inc.	600,000	USD	600,000	(1.800)%	Dec 2013	—	(24,743)	(24,743)
					$1,575,000			—	($10,968)	($10,968)

	Real Return Bond Fund

The Fund used credit default swaps to enhance potential gain, hedge against potential credit events and gain exposure to security or credit indices.

	Real Return Bond Fund
	Bank of America N.A.	YUM! Brands, Inc.	2,000,000	USD	2,000,000	(1.245)%	Mar 2018	—	($84,863)	($84,863)
	BNP Paribas	International Lease Finance Corp.	600,000	USD	600,000	(1.600)%	Dec 2013	—	156,513	156,513
	Citibank N.A	GATX Corp.	1,000,000	USD	1,000,000	(1.070)%	Mar 2016	—	35,778	35,778
	Citibank N.A	Omnicom Group, Inc.	1,250,000	USD	1,250,000	(0.940)%	Jun 2016	—	(29,449)	(29,449)
	Deutsche Bank AG	CDX.NA.IG.12	46,000,000	USD	46,000,000	(1.000)%	Jun 2014	$1,526,112	(1,250,343)	275,769
	Deutsche Bank AG	Macy’s, Inc.	1,000,000	USD	1,000,000	(2.100)%	Sep 2017	—	60,205	60,205
	Goldman Sachs	CDX.NA.IG.12	8,900,000	USD	8,900,000	(1.000)%	Jun 2014	170,709	(118,265)	52,444
	Goldman Sachs	RPM International, Inc.	1,000,000	USD	1,000,000	(1.500)%	Mar 2018	—	6,002	6,002
	JP Morgan Chase Bank	Qwest Capital Funding, Inc.	1,000,000	USD	1,000,000	(3.250)%	Sep 2009	—	(5,871)	(5,871)
	Merrill Lynch Capital Services, Inc.	CDX.NA.IG.9	21,960,000	USD	21,960,000	(0.600)%	Dec 2012	1,185,241	(443,907)	741,334
	Morgan Stanley Capital Services, Inc.	Pearson PLC	2,500,000	USD	2,500,000	(0.750)%	Jun 2014	—	(40,235)	(40,235)
	The Royal Bank of Scotland PLC	Macy’s, Inc.	1,000,000	USD	1,000,000	(2.111)%	Dec 2016	—	56,284	56,284
					$88,210,000			$2,882,062	($1,658,151)	$1,223,911

	Spectrum Income Fund

The Fund used credit default swaps to enhance potential gain, hedge against potential credit events and gain exposure to security or credit indices.

	Spectrum Income Fund
	JP Morgan Chase Bank	Rentokil Initial	50,000	EUR	75,908	(2.500)%	Mar 2013	—	($3,164)	($3,164)
	JP Morgan Chase Bank	Electrolux AB	75,000	EUR	118,661	(1.180)%	Jun 2013	—	(2,564)	(2,564)
	JP Morgan Chase Bank	British Telecommunications LLC	40,000	EUR	51,938	(1.760)%	Mar 2014	—	(1,784)	(1,784)
					$246,507			—	($7,512)	($7,512)

FINANCIAL INSTRUMENTS, CONTINUED

Total Return Fund

The Fund used credit default swaps to enhance potential gain, hedge against potential credit events and gain exposure to security or credit indices.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Fund
	Deutsche Bank AG	CDX.NA.HY.12	282,000	USD	282,000	(5.000)%	Jun 2014	$35,441	($4,752)	$30,689
	Goldman Sachs	CDX.NA.IG.12	1,800,000	USD	1,800,000	(1.000)%	Jun 2014	19,006	(8,215)	10,791
					$2,082,000			$54,447	($12,967)	$41,480

The following summarizes the Funds’ use of credit default swaps, as Sellers of protection and the contracts held as of August 31, 2009:

Global Bond Fund

The Fund used credit default swaps to enhance potential gain, to take a long position in the exposure of the benchmark credit and gain exposure to security or credit indices.

FUND	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 8-31-2009	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Fund
	Credit Suisse International	ABX.HE.AA.06-1	n/a	800,000	USD	800,000	0.320%	Jul 2045	($281,538)	($333,049)	($614,587)
	Deutsche Bank AG	ABX.HE.AAA.06-2	n/a	995,033	USD	995,033	0.110%	May 2046	(363,541)	(272,667)	(636,208)
	JP Morgan Chase Bank	Federative Republic of Brazil	0.97%	1,700,000	USD	1,700,000	1.345%	Aug 2011	—	13,291	13,291
	Merrill Lynch International	Federative Republic of Brazil	0.97%	2,000,000	USD	2,000,000	1.340%	Aug 2011	—	15,437	15,437
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	0.97%	4,100,000	USD	4,100,000	1.380%	Aug 2011	—	34,910	34,910
						$9,595,033			($645,079)	($542,078)	($1,187,157)

Real Return Bond Fund

The Fund used credit default swaps to enhance potential gain, to take a long position in the exposure of the benchmark credit and gain exposure to security or credit indices.

Real Return Bond Fund
	Barclays Bank PLC	Ford Motor Credit Company LLC	6.42%	500,000	USD	500,000	3.800%	Sep 2012	—	($31,162)	($31,162)
	Barclays Bank PLC	General Electric Captial Corp.	2.70%	300,000	USD	300,000	1.010%	Mar 2013	—	(15,820)	(15,820)
	Citibank N.A	CIT Group	43.01%	2,000,000	USD	2,000,000	5.000%	Dec 2013	($372,435)	(506,052)	(878,487)
	Citibank N.A	General Electric Capital Corp.	2.67%	4,600,000	USD	4,600,000	3.725%	Dec 2013	—	220,629	220,629
						$7,400,000			($372,435)	($332,405)	($704,840)

Total Return Fund

The Fund used credit default swaps to enhance potential gain, to take a long position in the exposure of the benchmark credit and gain exposure to security or credit indices.

Total Return Fund
	Bank of America N.A.	SLM Corp.	13.05%	2,600,000	USD	2,600,000	5.000%	Sep 2011	($323,376)	$1,240	($322,136)
	Barclays Bank PLC	CDX.NA.IG.9	n/a	15,070,411	USD	15,070,411	0.758%	Dec 2012	—	255,050	255,050
	Barclays Bank PLC	Ford Motor Credit Company LLC	6.42%	2,500,000	USD	2,500,000	4.150%	Sep 2012	—	(130,778)	(130,778)
	Barclays Bank PLC	GAZPROM	3.60%	5,300,000	USD	5,300,000	1.600%	Dec 2012	—	(304,990)	(304,990)
	Barclays Bank PLC	General Electric Capital Corp.	2.42%	3,900,000	USD	3,900,000	0.620%	Mar 2011	—	(101,939)	(101,939)
	Barclays Bank PLC	General Electric Capital Corp.	2.71%	3,900,000	USD	3,900,000	0.640%	Dec 2012	—	(240,559)	(240,559)
	Barclays Bank PLC	GMAC LLC	7.52%	2,500,000	USD	2,500,000	3.650%	Sep 2012	—	(230,921)	(230,921)
	Barclays Bank PLC	GMAC LLC	7.52%	1,300,000	USD	1,300,000	4.800%	Sep 2012	—	(78,677)	(78,677)
	BNP Paribas	General Electric Capital Corp.	2.53%	2,000,000	USD	2,000,000	5.000%	Sep 2011	90,371	27,096	117,467
	Citibank N.A	CDX.NA.HY.8	n/a	5,777,640	USD	5,777,640	0.355%	Jun 2012	—	(233,164)	(233,164)
	Citibank N.A	CDX.NA.HY.8	n/a	4,814,700	USD	4,814,700	0.360%	Jun 2012	—	(193,640)	(193,640)
	Citibank N.A	CDX.NA.HY.8	n/a	1,348,116	USD	1,348,116	0.401%	Jun 2012	—	(52,698)	(52,698)
	Citibank N.A	General Electric Capital Corp.	2.19%	200,000	USD	200,000	1.100%	Mar 2010	—	(784)	(784)
	Citibank N.A	General Electric Capital Corp.	2.19%	100,000	USD	100,000	1.150%	Mar 2010	—	(355)	(355)
	Citibank N.A	General Electric Capital Corp.	2.48%	1,000,000	USD	1,000,000	5.000%	Jun 2011	(42,061)	96,039	53,978
	Citibank N.A	General Electric Capital Corp.	2.48%	1,000,000	USD	1,000,000	5.000%	Jun 2011	(39,893)	93,871	53,978
	Citibank N.A	General Electric Capital Corp.	2.67%	600,000	USD	600,000	4.325%	Dec 2013	—	43,032	43,032
	Deutsche Bank AG	Berkshire Hathaway, Inc.	1.75%	1,600,000	USD	1,600,000	0.850%	Mar 2013	—	(45,158)	(45,158)
	Deutsche Bank AG	CDX.NA.IG.10	n/a	1,944,569	USD	1,944,569	0.530%	Jun 2013	—	18,344	18,344
	Deutsche Bank AG	CDX.NA.IG.9	n/a	9,917,303	USD	9,917,303	0.708%	Dec 2012	—	151,158	151,158
	Deutsche Bank AG	Ford Motor Credit Company LLC	6.42%	1,000,000	USD	1,000,000	5.650%	Sep 2012	—	(9,400)	(9,400)
	Deutsche Bank AG	General Electric Capital Corp.	2.19%	800,000	USD	800,000	5.000%	Dec 2009	3,502	11,342	14,844

FINANCIAL INSTRUMENTS, CONTINUED

FUND	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 8-31-2009	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE

Total Return Fund, continued
	Deutsche Bank AG	General Electric Capital Corp.	2.53%	500,000	USD	500,000	1.500%	Sep 2011	—	($8,716)	($8,716)
	Deutsche Bank AG	General Electric Capital Corp.	2.53%	2,400,000	USD	2,400,000	1.000%	Sep 2011	($66,089)	(1,861)	(67,950)
	Deutsche Bank AG	United Mexican States	0.64%	1,000,000	USD	1,000,000	2.850%	Dec 2009	—	12,477	12,477
	Goldman Sachs	CDX.NA.IG.10	n/a	2,430,711	USD	2,430,711	0.463%	Jun 2013	—	16,700	16,700
	Goldman Sachs	CDX.NA.IG.9	n/a	875,056	USD	875,056	0.548%	Dec 2017	—	15,266	15,266
	Goldman Sachs	General Electric Capital Corp.	2.19%	500,000	USD	500,000	0.830%	Dec 2009	—	(1,278)	(1,278)
	JP Morgan Chase Bank, N.A.	CDX.NA.IG.9	n/a	1,944,569	USD	1,944,569	0.553%	Dec 2017	—	34,623	34,623
	JP Morgan Chase Bank, N.A.	General Electric Capital Corp.	2.53%	2,400,000	USD	2,400,000	5.000%	Sep 2011	108,446	32,514	140,960
	Merrill Lynch Capital Services, Inc.	General Electric Capital Corp.	2.19%	4,300,000	USD	4,300,000	1.080%	Dec 2009	—	(5,550)	(5,550)
	Merrill Lynch Capital Services, Inc.	GMAC LLC	8.13%	3,200,000	USD	3,200,000	1.850%	Sep 2009	—	(15)	(15)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	n/a	3,900,000	USD	3,900,000	0.963%	Dec 2012	—	47,871	47,871
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	1.15%	900,000	USD	900,000	1.660%	Mar 2013	—	22,339	22,339
	Morgan Stanley Capital Services, Inc.	GAZPROM	3.62%	1,000,000	USD	1,000,000	2.180%	Feb 2013	—	(44,812)	(44,812)
	The Royal Bank of Scotland PLC	General Electric Capital Corp.	2.18%	600,000	USD	600,000	1.100%	Sep 2009	—	923	923
	UBS AG	GAZPROM	3.62%	1,000,000	USD	1,000,000	2.180%	Feb 2013	—	(44,812)	(44,812)
	UBS AG	General Electric Capital Corp.	2.23%	2,500,000	USD	2,500,000	1.000%	Sep 2010	(22,355)	(4,825)	(27,180)
						$98,623,075			($291,455)	($855,047)	($1,146,502)

CDS notional amounts at August 31, 2009 (in USD) are generally representative of the CDS activity during the period ended August 31, 2009.

BA-CDOR	Bankers’ Acceptances-Canadian Deposit Offering Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDI	Brazil Interbank Deposit Rate
CMS	Constant Maturity Swap
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
EURIBOR	Euro Interbank Offered Rate
FRCPXTOB	French CPI Ex Tobacco Daily Reference Index
LIBOR	London Interbank Offered Rate
STIBOR	Stockholm Interbank Offered Rate
UKRPI	United Kingdom Retail Price Index
3M KW-CDC	3 Months Korean Won

Currency symbols are defined as follows:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	U.S. Dollar

Forward Foreign Currency Contracts  All Funds of the Trust described in this report may enter into foreign currency contracts to manage foreign currency exposure with respect to transaction hedging, position hedging, cross hedging and proxy hedging. In addition, the Funds may enter into forward foreign currency contracts as a part of an investment strategy, in order to gain exposure to a currency, or to shift exposure to foreign currency fluctuation from one currency to another, without purchasing securities denominated in that currency.

Transaction hedging involves entering into a forward currency transaction which generally arises in connection with the purchase or sale of an investment or receipt of income. Position hedging involves entering into a currency transaction with respect to the Funds’ securities denominated or generally quoted in a specific currency. The Funds utilize currency cross hedging by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Funds have or expect to have an exposure. The Funds may engage in proxy hedging in order to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its portfolio securities. Proxy hedging is often used when it is generally difficult to hedge a currency to which the Funds are exposed against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some of the Funds’ securities are (or are expected to be) denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Funds’ securities denominated in linked currencies.

A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Funds as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the value of the currency changes in relation to the U.S. dollar. The investment in a particular transaction may be affected unfavorably by factors that affect the subject currencies, including economic, political and legal developments and exchange control regulations that impact the applicable currencies.

FINANCIAL INSTRUMENTS, CONTINUED

Additionally, the Funds could be exposed to counterparty risk if counterparties are unable to meet the terms of the contracts. If a counterparty defaults, the Funds will have contractual remedies, however, there is no assurance that the counterparty will be able to meet its obligations or that the Funds will succeed in pursuing contractual remedies. Thus, the Funds assume the risk that it may be delayed or prevented from obtaining payments owed to it pursuant these transactions.

The following summarizes the Funds’ use of forward foreign currency contracts and contracts held as of August 31, 2009:

Global Bond Fund

The Fund used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies, and maintain diversity and liquidity of the portfolio.

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Fund	BUYS
	Brazilian Real	2,528,559	$1,353,000	10/2/2009	($18,386)
	Brazilian Real	1,509,600	800,000	10/2/2009	(3,209)
	Brazilian Real	1,026,551	557,000	10/2/2009	(15,170)
	Brazilian Real	2,719,111	1,348,765	10/2/2009	86,425
	Canadian Dollar	802,000	740,573	9/17/2009	(7,939)
	Chilean Peso	112,100,000	194,079	11/19/2009	9,357
	Chinese Yuan Renminbi	1,449,630	210,000	9/8/2009	2,232
	Chinese Yuan Renminbi	1,388,200	200,000	9/8/2009	3,239
	Chinese Yuan Renminbi	6,444,215	930,000	9/8/2009	13,462
	Chinese Yuan Renminbi	2,912,175	420,000	9/8/2009	6,356
	Chinese Yuan Renminbi	1,173,510	170,000	9/8/2009	1,807
	Chinese Yuan Renminbi	4,699,040	688,000	11/30/2009	265
	Chinese Yuan Renminbi	1,847,678	271,000	11/30/2009	(372)
	Chinese Yuan Renminbi	24,678,416	3,617,000	11/30/2009	(2,368)
	Chinese Yuan Renminbi	4,691,609	688,000	3/16/2010	695
	Chinese Yuan Renminbi	6,521,690	1,057,000	5/17/2010	(98,430)
	Chinese Yuan Renminbi	7,353,720	1,188,000	5/17/2010	(107,137)
	Chinese Yuan Renminbi	14,650,396	2,162,000	6/7/2010	(7,718)
	Chinese Yuan Renminbi	9,277,713	1,369,000	6/7/2010	(4,750)
	Danish Krone	20,316,000	3,821,131	10/1/2009	89,619
	Euro	3,474,742	4,982,780	9/1/2009	(1,393)
	Euro	1,202,000	1,693,577	9/4/2009	29,611
	Euro	41,374,000	58,796,778	9/4/2009	517,040
	Euro	4,028,000	5,730,119	9/4/2009	44,427
	Euro	1,422,000	2,035,738	9/4/2009	2,843
	Euro	349,000	493,503	9/4/2009	6,824
	Hungarian Forint	127,146	618	10/20/2009	46
	Japanese Yen	186,343,000	1,969,783	9/2/2009	32,829
	Japanese Yen	1,261,906,000	13,390,202	9/9/2009	172,069
	Japanese Yen	17,682,754	188,000	9/9/2009	2,044
	Japanese Yen	98,048,818	1,042,672	9/9/2009	11,102
	Japanese Yen	14,461,906,443	150,975,128	9/9/2009	4,453,477
	Japanese Yen	906,438,869	9,580,334	9/9/2009	161,572
	Japanese Yen	93,105,549	992,000	9/9/2009	8,647
	Japanese Yen	186,343,000	1,992,334	10/8/2009	10,797
	Malaysian Ringgit	10,776	3,000	11/12/2009	51
	Malaysian Ringgit	5,393	1,520	11/12/2009	7
	Malaysian Ringgit	14,157	3,947	11/12/2009	62
	Malaysian Ringgit	950	269	2/12/2010	—
	Mexican Peso	329,090	23,817	11/27/2009	557
	Norwegian Krone	3,383,807	561,000	9/4/2009	1,288
	Norwegian Krone	3,622,000	597,493	10/1/2009	3,931
	Philippine Peso	762,295	15,586	11/16/2009	(75)
	Pound Sterling	17,254,000	29,214,715	9/16/2009	(1,127,090)
	Pound Sterling	474,000	779,393	9/16/2009	(7,772)
	Pound Sterling	3,128,000	5,188,355	9/16/2009	(96,313)
	South Korean Won	1,261,418,545	1,023,268	11/18/2009	(10,455)
	South Korean Won	9,421,637	7,416	11/18/2009	149
	South Korean Won	7,987,226	6,286	11/18/2009	127
	South Korean Won	281,124,000	228,000	11/18/2009	(2,281)
	South Korean Won	7,145,027	5,569	11/18/2009	168
	Swedish Krona	14,692,000	1,902,471	10/1/2009	161,742
	Taiwan Dollar	460,489	14,039	11/16/2009	22
	Taiwan Dollar	222,536	6,817	11/16/2009	(22)
			$315,231,075		$4,324,009

FINANCIAL INSTRUMENTS, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Fund, continued	SELLS
	Australian Dollar	23,001,943	$19,130,716	10/1/2009	($266,496)
	Canadian Dollar	11,946,000	11,075,396	9/17/2009	162,625
	Chilean Peso	100,207,200	172,741	11/19/2009	(9,112)
	Chinese Yuan Renminbi	13,367,730	1,893,446	9/8/2009	(63,650)
	Chinese Yuan Renminbi	13,875,410	1,932,508	5/17/2010	(106,925)
	Euro	2,337,000	3,353,712	9/4/2009	3,386
	Euro	18,740,000	26,617,420	9/4/2009	(248,268)
	Euro	7,262,000	10,399,693	9/4/2009	(11,120)
	Euro	139,000	199,682	9/4/2009	411
	Euro	10,342,000	14,756,264	9/4/2009	(70,040)
	Euro	145,000	208,635	9/4/2009	762
	Indian Rupee	43,754	894	10/6/2009	—
	Indian Rupee	133,019	2,753	10/6/2009	34
	Indian Rupee	43,790	899	10/6/2009	4
	Indian Rupee	43,990	892	10/6/2009	(8)
	Indian Rupee	40,313	828	10/6/2009	5
	Japanese Yen	186,343,000	1,991,844	9/2/2009	(10,767)
	Japanese Yen	234,597,627	2,529,000	9/9/2009	7,674
	Japanese Yen	388,094,000	4,097,449	9/9/2009	(73,571)
	Japanese Yen	306,676,627	3,264,000	9/9/2009	(31,991)
	Mexican Peso	329,090	22,079	11/27/2009	(2,294)
	Singapore Dollar	5,454	3,784	11/18/2009	1
	South African Rand	92,876	9,520	11/18/2009	(2,252)
	South Korean Won	1,580,339,500	1,262,000	11/18/2009	(6,880)
			$102,926,155		($728,472)
High Income Fund

The Fund used foreign forward currency contracts to hedge against anticipated currency exchange rates and maintain diversity and liquidity of the portfolio.

High Income Fund	BUYS
	Canadian Dollar	2,320,000	$2,170,760	9/30/2009	($51,312)
	Pound Sterling	340,000	578,835	9/30/2009	(25,372)
			$2,749,595		($76,684)
	SELLS
	Canadian Dollar	3,200,000	$2,772,964	9/30/2009	($150,413)
	Pound Sterling	595,000	972,331	9/30/2009	3,772
			$3,745,295		($146,641)

International Equity Index Fund

The Fund use forward foreign currency contracts to gain exposure to foreign currencies.

International Equity Index Fund	BUYS
	Australian Dollar	1,200,000	$940,356	10/2/2009	$71,508
	Canadian Dollar	1,500,000	1,300,706	10/2/2009	69,634
	Euro Currency	2,500,000	3,459,875	10/2/2009	124,198
	Hong Kong Dollar	1,000,000	129,138	10/2/2009	(72)
	Japanese Yen	300,000,000	3,129,074	10/2/2009	95,692
	Pound Sterling	1,200,000	1,960,500	10/2/2009	(7,114)
	Swedish Krona	4,000,000	499,345	10/2/2009	62,654
			$11,418,994		$416,500

Investment Quality Bond Fund

The Fund used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies, and maintain diversity and liquidity of the portfolio.

Investment Quality Bond Fund	BUYS
	Brazilian Real	210,000	$104,218	9/16/2009	$6,933
	Indian Rupee	67,200,000	1,400,219	9/29/2009	(26,119)
	Mexican Peso	20,300,000	1,510,191	9/17/2009	7,055
	New Zealand Dollar	2,150,000	1,342,138	9/16/2009	131,944
	Pound Sterling	830,000	1,352,941	9/16/2009	(1,793)
			$5,709,707		$118,020

FINANCIAL INSTRUMENTS, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)

Investment Quality Bond Fund, continued	SELLS
	Brazilian Real	1,179,000	$586,480	9/16/2009	($37,554)
	Brazilian Real	1,179,000	595,455	9/16/2009	(28,579)
	Japanese Yen	130,500,000	1,351,764	9/16/2009	(50,849)
	New Zealand Dollar	2,150,000	1,408,175	9/16/2009	(65,907)
			$3,941,874		($182,889)

Real Return Bond Fund

The Fund used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies, and maintain diversity and liquidity of the portfolio.

Real Return Bond Fund	BUYS
	Brazilian Real	745,498	$363,569	10/2/2009	$29,917
	Chinese Yuan Renminbi	13,264,162	1,960,442	9/8/2009	(18,509)
	Chinese Yuan Renminbi	2,964,635	430,000	9/8/2009	4,036
	Chinese Yuan Renminbi	2,973,831	435,471	9/8/2009	(89)
	Chinese Yuan Renminbi	10,264,560	1,520,000	9/8/2009	(17,222)
	Chinese Yuan Renminbi	1,856,775	273,800	3/29/2010	(1,165)
	Chinese Yuan Renminbi	3,238,505	478,356	3/29/2010	(2,839)
	Chinese Yuan Renminbi	1,527,578	226,140	3/29/2010	(1,842)
	Chinese Yuan Renminbi	6,549,653	970,588	3/29/2010	(8,887)
	Chinese Yuan Renminbi	1,469,600	217,300	3/29/2010	(1,515)
	Chinese Yuan Renminbi	13,700	2,027	3/29/2010	(15)
	Chinese Yuan Renminbi	8,892,425	1,311,000	6/7/2010	(3,405)
	Chinese Yuan Renminbi	3,728,007	548,721	6/7/2010	(532)
	Chinese Yuan Renminbi	1,601,334	236,359	6/7/2010	(890)
	Chinese Yuan Renminbi	11,576,874	1,707,000	6/7/2010	(4,667)
	Malaysian Ringgit	18,319	5,100	11/12/2009	87
	Malaysian Ringgit	9,381	2,644	11/12/2009	13
	Malaysian Ringgit	24,626	6,865	11/12/2009	108
	Malaysian Ringgit	1,652	467	2/12/2010	(1)
	Mexican Peso	270,151	19,551	11/27/2009	457
	Mexican Peso	108,767	7,427	11/27/2009	629
	Pound Sterling	85,000	141,092	9/16/2009	(2,721)
	Pound Sterling	119,000	195,265	9/16/2009	(1,546)
			$11,059,184		($30,598)

	SELLS
	Australian Dollar	125,305	$104,216	10/1/2009	($1,452)
	Brazilian Real	745,498	392,677	10/2/2009	(808)
	Chinese Yuan Renminbi	8,956,110	1,311,000	9/8/2009	(215)
	Chinese Yuan Renminbi	3,728,007	545,669	9/8/2009	(129)
	Chinese Yuan Renminbi	1,601,334	234,456	9/8/2009	13
	Chinese Yuan Renminbi	11,662,224	1,707,000	9/8/2009	(402)
	Chinese Yuan Renminbi	3,519,513	503,687	9/8/2009	(11,586)
	Euro	1,583,000	2,251,053	9/4/2009	(18,338)
	Japanese Yen	1,938,547,000	20,235,355	9/9/2009	(599,080)
	Mexican Peso	378,918	25,422	11/27/2009	(2,642)
	Philippine Peso	6,912,808	141,337	11/16/2009	679
	Pound Sterling	3,551,000	6,013,175	9/16/2009	232,535
	Swiss Franc	915,000	847,089	10/1/2009	(17,236)
			$34,312,136		($418,661)

Spectrum Income Fund

The Fund used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies, and maintain diversity and liquidity of the portfolio.

Spectrum Income Fund	BUYS
	Australian Dollar	370,943	$302,597	11/19/2009	$8,930
	Brazilian Real	250,240	133,000	10/2/2009	(920)
	Canadian Dollar	700,652	639,654	11/19/2009	441
	Chinese Yuan Renminbi	18,552,000	2,743,973	7/21/2010	(13,479)
	Czech Koruna	3,766,700	207,155	11/19/2009	4,437
	Euro	272,256	389,000	11/19/2009	1,306
	Hungarian Forint	16,425,068	83,081	11/19/2009	2,221

FINANCIAL INSTRUMENTS, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income Fund, continued	BUYS
	Indian Rupee	22,536,480	$464,000	9/22/2009	($2,981)
	Indian Rupee	22,932,000	468,000	10/20/2009	271
	Indian Rupee	57,570,000	1,184,568	10/21/2009	(9,068)
	Indian Rupee	23,216,550	477,000	10/27/2009	(3,140)
	Indian Rupee	23,434,840	482,000	11/19/2009	(4,446)
	Indonesian Rupiah	2,410,200,000	234,000	10/21/2009	2,950
	Indonesian Rupiah	2,357,960,000	233,000	11/19/2009	(2,610)
	Japanese Yen	8,813,238	93,096	11/19/2009	1,671
	Malaysian Ringgit	928,377	261,000	10/14/2009	2,165
	Norwegian Krone	3,147,270	498,274	10/22/2009	24,006
	Norwegian Krone	6,924,304	1,122,761	11/19/2009	25,186
	Polish Zloty	311,884	104,806	11/19/2009	3,677
	Pound Sterling	602,294	996,616	10/22/2009	(16,197)
	Pound Sterling	697,498	1,150,747	11/19/2009	(15,355)
	Singapore Dollar	325,190	224,022	11/19/2009	1,550
	South Korean Won	479,869,200	381,000	10/20/2009	4,025
	South Korean Won	861,052,000	691,886	10/21/2009	(1,007)
	South Korean Won	1,695,036,000	1,360,000	11/19/2009	1,016
	Swedish Krona	7,726,320	996,572	10/22/2009	89,082
	Swedish Krona	12,342,101	1,699,513	11/19/2009	34,967
	Taiwan Dollar	18,406,320	566,000	10/27/2009	(5,004)
	Turkish Lira	688,771	449,736	11/19/2009	2,307
			$18,637,057		$136,001

	SELLS
	Brazilian Real	4,610,990	$2,274,000	10/2/2009	($159,754)
	Brazilian Real	2,320,000	1,151,651	10/15/2009	(70,315)
	Brazilian Real	2,934,100	1,525,000	11/3/2009	(15,695)
	Danish Krone	905,066	171,064	11/19/2009	(3,008)
	Euro	1,750,000	2,491,461	10/22/2009	(17,379)
	Euro	63,750	91,841	11/4/2009	448
	Euro	1,385,747	1,959,658	11/19/2009	(26,944)
	Japanese Yen	140,460,000	1,517,338	10/13/2009	7,380
	Malaysian Ringgit	1,729,674	486,000	10/14/2009	(4,306)
	Mexican Peso	9,000,000	662,832	9/23/2009	(9,331)
	Mexican Peso	23,200,000	1,660,642	10/15/2009	(67,234)
	Mexican Peso	12,446,153	918,942	10/21/2009	(7,310)
	Mexican Peso	40,539,460	3,099,392	11/19/2009	93,723
	Pound Sterling	52,503	86,620	11/19/2009	1,155
	South African Rand	935,068	114,169	11/19/2009	(4,327)
	Swedish Krona	3,343,253	467,000	11/19/2009	(2,839)
	Turkish Lira	141,523	91,176	10/21/2009	(2,230)
	Turkish Lira	1,679,237	1,098,977	11/19/2009	(3,114)
			$19,867,763		($291,080)

Strategic Income Fund

The Fund used forward foreign currency exchange contracts gain exposure to foreign currencies, to enhance potential gain, to hedge against anticipated currency exchange rates, and maintain diversity and liquidity of the portfolio.

Strategic Income Fund	BUYS
	Australian Dollar	11,700,000	$9,877,144	9/30/2009	($9,929)
	Australian Dollar	37,700,000	30,367,246	9/30/2009	1,427,112
	Australian Dollar	9,300,000	7,455,812	9/30/2009	387,358
	Australian Dollar	11,200,000	9,318,401	9/30/2009	127,138
	Australian Dollar	8,300,000	6,739,058	9/30/2009	260,761
	Canadian Dollar	5,120,556	4,624,362	9/30/2009	53,550
	Canadian Dollar	28,135,347	24,860,539	9/30/2009	842,660
	Canadian Dollar	5,121,424	4,648,445	9/30/2009	30,260
	Canadian Dollar	19,475,059	17,313,969	9/30/2009	477,577
	Canadian Dollar	8,784,440	8,031,323	9/30/2009	(6,250)
	Canadian Dollar	214,000	196,821	9/30/2009	(1,321)
	Canadian Dollar	5,221,474	4,531,349	9/30/2009	238,756
	Euro	62,680,000	88,853,979	9/30/2009	1,005,778
	Euro	36,760,000	52,149,580	9/30/2009	550,558
	Euro	9,300,000	13,151,781	9/30/2009	180,953
	Japanese Yen	448,616,000	4,708,643	9/30/2009	113,560

FINANCIAL INSTRUMENTS, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)

Strategic Income Fund, continued	BUYS
	New Zealand Dollar	11,400,000	$7,225,319	9/30/2009	$583,564
	Pound Sterling	2,800,000	4,628,818	9/30/2009	(70,895)
	Pound Sterling	5,600,000	9,169,972	9/30/2009	(54,124)
	Pound Sterling	2,800,000	4,575,619	9/30/2009	(17,696)
	Pound Sterling	5,600,000	9,240,336	9/30/2009	(124,488)
			$321,668,516		$5,994,882

	SELLS
	Australian Dollar	26,180,000	$21,090,125	9/30/2009	($988,821)
	Australian Dollar	36,345,000	29,531,329	9/30/2009	(1,120,287)
	Australian Dollar	8,300,000	6,769,480	9/30/2009	(230,339)
	Australian Dollar	11,200,000	9,387,952	9/30/2009	(57,586)
	Australian Dollar	5,700,000	4,531,349	9/30/2009	(275,755)
	Canadian Dollar	15,579,224	14,505,962	9/30/2009	273,477
	Canadian Dollar	18,879,423	16,996,244	9/30/2009	(251,155)
	Canadian Dollar	5,064,080	4,575,619	9/30/2009	(50,698)
	Canadian Dollar	93,129,013	81,654,135	9/30/2009	(3,424,380)
	Euro	26,407,367	36,578,692	9/30/2009	(1,279,629)
	Euro	54,200,000	77,206,121	9/30/2009	(496,477)
	Euro	27,900,000	39,985,785	9/30/2009	(12,416)
	Euro	23,300,000	33,390,824	9/30/2009	(12,691)
	Euro	4,600,000	6,623,632	9/30/2009	28,947
	Japanese Yen	438,037,600	4,639,041	9/30/2009	(69,454)
	New Zealand Dollar	12,900,000	8,181,811	9/30/2009	(654,557)
	New Zealand Dollar	30,433,686	19,120,572	9/30/2009	(1,726,192)
	Pound Sterling	6,300,000	10,295,271	9/30/2009	39,942
	Pound Sterling	2,800,000	4,624,362	9/30/2009	66,438
	Pound Sterling	5,600,000	9,252,376	9/30/2009	136,528
	Pound Sterling	2,800,000	4,648,445	9/30/2009	90,521
	Pound Sterling	5,600,000	9,322,264	9/30/2009	206,416
			$452,911,391		($9,808,168)

Total Return Fund

The Fund used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies, and maintain the diversity and liquidity of the portfolio.

Total Return Fund	BUYS
	Australian Dollar	4,080,566	$3,393,807	10/1/2009	$47,277
	Brazilian Real	4,116,387	2,041,859	10/2/2009	130,836
	Canadian Dollar	1,965,000	1,821,794	9/17/2009	(26,750)
	Chinese Yuan Renminbi	5,017,808	725,312	9/8/2009	9,318
	Chinese Yuan Renminbi	3,192,860	460,000	9/8/2009	7,449
	Chinese Yuan Renminbi	14,620,830	2,110,000	9/8/2009	30,556
	Chinese Yuan Renminbi	6,517,725	940,000	9/8/2009	14,225
	Chinese Yuan Renminbi	2,692,170	390,000	9/8/2009	4,146
	Chinese Yuan Renminbi	2,096,807	310,500	3/29/2010	(2,621)
	Chinese Yuan Renminbi	2,101,712	310,500	3/29/2010	(1,900)
	Chinese Yuan Renminbi	12,801,390	1,893,000	3/29/2010	(13,341)
	Chinese Yuan Renminbi	3,170,334	466,500	8/25/2010	451
	Chinese Yuan Renminbi	6,181,814	909,500	8/25/2010	1,006
	Chinese Yuan Renminbi	6,023,822	887,000	8/25/2010	235
	Euro	82,000	116,548	9/4/2009	1,007
	Japanese Yen	56,114,000	585,741	9/9/2009	17,341
	Malaysian Ringgit	609,998	173,000	11/12/2009	(282)
	Malaysian Ringgit	1,221,380	346,000	11/12/2009	(173)
	Malaysian Ringgit	585,980	166,000	11/12/2009	(83)
	Singapore Dollar	499,451	346,000	11/18/2009	450
	Singapore Dollar	499,209	346,000	11/18/2009	282
	South Korean Won	214,174,000	173,000	11/18/2009	(1,036)
	South Korean Won	430,251,000	346,000	11/18/2009	(545)
	South Korean Won	213,957,750	173,000	11/18/2009	(1,210)
	Taiwan Dollar	11,300,360	346,000	11/16/2009	(949)
	Taiwan Dollar	11,334,960	346,000	11/16/2009	107
			$20,123,061		$215,796

FINANCIAL INSTRUMENTS, CONTINUED

FUND	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Fund, continued	SELLS
	Chinese Yuan Renminbi	13,342,832	$1,907,005	9/8/2009	($46,446)
	Chinese Yuan Renminbi	11,280,821	1,614,421	9/8/2009	(37,143)
	Chinese Yuan Renminbi	2,986,260	426,000	9/8/2009	(11,202)
	Chinese Yuan Renminbi	4,431,480	632,000	9/8/2009	(16,789)
	Euro	10,824,000	15,391,912	9/4/2009	(125,388)
	Japanese Yen	56,498,000	581,977	9/9/2009	(25,233)
	Pound Sterling	4,843,000	8,201,015	9/16/2009	317,141
			$28,754,330		$54,940

Foreign forward currency exchange contract principal amounts covered by contract (USD) (notional amounts) at August 31, 2009 are generally representative of the foreign forward currency exchange contract activity during the period ended August 31, 2009.

Cash Collateral Received by Funds  For certain transactions the Funds may receive cash collateral from counterparties. At August 31, 2009, the following funds held cash collateral with respect to the financial instruments noted below:

Fund	Swaps	Cash Collateral Held Forward Foreign Currency Contracts	TBAs	Total
Global Bond Fund	$8,860,000	$70,000	$50,000	$8,980,000
Real Return Bond Fund	2,980,000	9,700,000	—	12,680,000
Total Return Fund	26,530,000	—	2,460,000	28,990,000

These items are recorded as payables for collateral held by Fund on the Statements of Assets and Liabilities.

Fair Value of Derivative Instruments by Risk Category

The table below summarizes the fair value of derivatives held by the Funds at August 31, 2009 by risk category:

Fund	Derivatives not accounted for as hedging instruments under FAS 133	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Active Bond Fund	Interest rate contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	—	($47,069)
	Total			—	($47,069)

All Cap Core Fund	Equity Contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$3,829,092	—
	Total			$3,829,092	—
Global Bond Fund
	Interest rate contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Options written; Swap contracts, at value	Futures†/Options/Interest rate swaps	$3,492,679	($1,108,668)

	Credit Contracts	Swap contracts, at value	Credit default swaps	5,260,525	(2,806,820)

	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts	Foreign forward currency contracts	6,008,398	(2,412,861)
	Total			$14,761,602	($6,328,349)

High Income Fund	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts; Options written, at value; Investments in unaffiliated issuers, at value*	Foreign forward currency contracts/Options	$939,280	($1,162,605)

	Equity Contracts	Investments in unaffiliated issuers, at value*	Options	1,231,760	—
	Total			$2,171,040	($1,162,605)

FINANCIAL INSTRUMENTS, CONTINUED

Fund	Derivatives not accounted for as hedging instruments under FAS 133	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value

Index 500 Fund	Equity Contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$2,373,237	—
	Total			$2,373,237	—

International Equity Index Fund	Foreign currency contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Receivable/Payable for forward foreign currency exchange contracts	Futures†/Foreign forward currency contracts	$2,066,184	($15,185)
	Total			$2,066,184	($15,185)

Investment Quality Bond Fund	Interest rate contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Swap contracts, at value	Futures†/Interest rate swaps	$116,172	($171,806)

	Credit Contracts	Swap contracts, at value	Credit default swaps	13,775	(24,743)

	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts	Foreign forward currency contracts	145,932	(210,801)
	Total			$275,879	($407,350)

Mid Cap Index Fund	Equity Contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$1,669,812	—
	Total			$1,669,812	—

Real Return Bond Fund	Interest rate contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Options written; Swap contracts, at value	Futures†/Options/Interest rate swaps	$3,793,547	($1,518,706)

	Credit Contracts	Swap contracts, at value	Credit default swaps	1,604,958	(1,085,887)

	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts	Foreign forward currency contracts	268,474	(717,733)
	Total			$5,666,979	($3,322,326)

Small Cap Index Fund	Equity Contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$200,160	—
	Total			$200,160	—

Smaller Company Growth Fund	Equity Contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$4,181	—
	Total			$4,181	—

FINANCIAL INSTRUMENTS, CONTINUED

Fund	Derivatives not accounted for as hedging instruments under FAS 133	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Spectrum Income Fund	Foreign currency contracts	Receivable/payable for futures variation margin, at value; Receivable/Payable for forward foreign currency exchange contracts	Futures†/Foreign forward currency contracts	$312,914	($557,467)

	Interest rate contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Swap contracts, at value	Futures†/Interest rate swaps	64,517	(76,197)

	Credit Contracts	Swap contracts, at value	Credit default swaps	—	(7,512)
	Total			$377,431	($641,176)

Strategic Bond Fund	Interest rate contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Options written; Investments in unaffiliated issuers, at value*	Futures†/Options	$1,201,761	($83,175)
	Total			$1,201,761	($83,175)

Strategic Income Fund	Interest rate contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	—	($327,512)

	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts; Options written, at value; Investments in unaffiliated issuers, at value*	Foreign forward currency contracts/Options	$7,399,598	(11,276,014)

	Equity Contracts	Investments in unaffiliated issuers, at value*	Options	13,000	—
	Total			$7,412,598	($11,603,526)

Total Return Fund	Interest rate contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Options written; Swap contracts, at value	Futures†/Options/Interest rate swaps	$43,696,352	($2,114,473)

	Credit Contracts	Swap contracts, at value	Credit default swaps	1,040,490	(2,145,512)

	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts	Foreign forward currency contracts	581,827	(311,091)
	Total			$45,318,669	($4,571,076)

U.S. Government Securities Fund	Interest rate contracts	Receivable/payable for futures variation margin; Options written, at value	Futures†/Options	$922,752	($589,658)
	Total			$922,752	($589,658)

U.S. Multi Sector Fund	Equity Contracts	Receivable/payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$1,573,248	—
	Total			$1,573,248	—

*	Purchased options are included in the Fund’s Investments

†	Reflects cumulative appreciation/depreciation on Futures as disclosed in Note 3. Only the year end variation margin is separately disclosed on the Statements of Assets and Liabilities

FINANCIAL INSTRUMENTS, CONTINUED

Effect of derivative instruments on the Statements of Operations

The table below summarizes the realized gain (loss) in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended August 31, 2009:

Fund	Derivatives not accounted for as hedging instruments under FAS 133	Purchased Options	Written Options	Futures	Swaps	Forward Foreign Currency Contracts	Total
	Statement of Operations location— Net realized gain (loss) of	Investments in unaffiliated issuers	Options	Futures contracts	Swap contracts	Foreign currency transactions
Active Bond Fund	Interest rate contracts	—	—	$478,488	—	—	$478,488
	Credit contracts	—	—	—	$119,266	—	119,266
	Foreign exchange contracts	—	—	—	—	$992	992
	Total	—	—	$478,488	$119,266	$992	$598,746

All Cap Core Fund	Equity contracts	—	—	($20,253,506)	—	—	($20,253,506)

	Total	—	—	($20,253,506)	—	—	($20,253,506)

Global Bond Fund	Interest rate contracts	$17,996,906	(13,774,015)	$14,775,945	($28,515,169)	—	($9,516,333)
	Credit contracts	—	—	—	6,325,799	—	6,325,799
	Foreign exchange contracts	2,188,887	(314,793)	—	—	$1,063,962	2,938,056
	Total	$20,185,793	($14,088,808)	$14,775,945	($22,189,370)	$1,063,962	($252,478)

Global Real Estate Fund	Foreign exchange contracts	—	—	—	—	$4,567,190	$4,567,190
	Total	—	—	—	—	$4,567,190	$4,567,190

High Income Fund	Foreign exchange contracts	—	—	—	—	$577,735	$577,735
	Total	—	—	—	—	$577,735	$577,735

High Yield Fund	Foreign exchange contracts	—	—	—	—	($189,771)	($189,771)
	Total	—	—	—	—	($189,771)	($189,771)

Index 500 Fund	Equity contracts	—	—	$10,797,308	—	—	$10,797,308
	Total	—	—	$10,797,308	—	—	$10,797,308

International Equity Index Fund	Equity contracts	—	—	($4,668,459)	—	—	($4,668,459)
	Foreign exchange contracts	—	—	—	—	($322,933)	(322,933)
	Total	—	—	($4,668,459)	—	($322,933)	($4,991,392)

International Small Cap Fund	Foreign exchange contracts	—	—	—	—	$15,740	$15,740
	Total	—	—	—	—	$15,740	$15,740

International Small Company Fund	Foreign exchange contracts	—	—	—	—	$11,748	$11,748
	Total	—	—	—	—	$11,748	$11,748

International Value Fund	Foreign exchange contracts	—	—	—	—	$7,609	$7,609
	Total	—	—	—	—	$7,609	$7,609

Investment Quality Bond Fund	Interest rate contracts	—	—	$276,563	($121,968)	—	$154,595
	Credit contracts	—	—	—	(7,474)	—	(7,474)
	Foreign currency contracts	—	—	—	—	$451,435	451,435
	Total	—	—	$276,563	($129,442)	$451,435	$598,556

Mid Cap Index Fund	Equity contracts	—	—	$1,254,334	—	—	$1,254,334
	Total	—	—	$1,254,334	—	—	$1,254,334

Real Return Bond Fund	Interest rate contracts	($329,975)	$1,139,914	$22,787,246	($33,271,853)	—	($9,674,668)
	Credit contracts	—	—	—	5,287,230	—	5,287,230
	Foreign exchange contracts	—	—	—	—	($2,643,412)	(2,643,412)
	Total	($329,975)	$1,139,914	$22,787,246	($27,984,623)	($2,643,412)	($7,030,850)

Small Cap Index Fund	Equity contracts	—	—	($1,882,455)	—	—	($1,882,455)
	Total	—	—	($1,882,455)	—	—	($1,882,455)

Small Cap Opportunities Fund	Equity contracts	—	—	$601,028	—	—	$601,028
	Total	—	—	$601,028	—	—	$601,028

Smaller Company Growth Fund	Equity contracts	—	—	($57,213)	—	—	($57,213)
	Total	—	—	($57,213)	—	—	($57,213)

FINANCIAL INSTRUMENTS, CONTINUED

Fund	Derivatives not accounted for as hedging instruments under FAS 133	Purchased Options	Written Options	Futures	Swaps	Forward Foreign Currency Contracts	Total
	Statement of Operations location— Net realized gain (loss) of	Investments in unaffiliated issuers	Options	Futures contracts	Swap contracts	Foreign currency transactions
Spectrum Income Fund	Interest rate contracts	—	$9,821	$727,201	$506,792	—	$1,243,814
	Credit contracts	—	—	—	(201,346)	—	(201,346)
	Foreign currency contracts	—	—	44,490	—	$3,282,243	3,326,733
	Total	—	9,821	$771,691	$305,446	$3,282,243	$4,369,201

Strategic Bond Fund	Interest rate contracts	($80,114)	$2,416,035	$6,431,762	—	—	$8,767,683
	Foreign exchange contracts	—	—	3,901,065	—	($822,850)	3,078,215
	Total	($80,114)	$2,416,035	$10,332,827	—	($822,850)	$11,845,898

Strategic Income Fund	Interest rate contracts	—	—	($2,176,395)	—	—	($2,176,395)
	Credit contracts	—	—	—	—	—	—
	Foreign exchange contracts	$6,374,149	$694,561	—	—	$14,916,531	21,985,241
	Total	$6,374,149	$694,561	($2,176,395)	—	$14,916,531	$19,808,846

Total Return Fund	Interest rate contracts	($3,297,356)	($18,071,248)	$48,542,989	($15,179,686)	—	$11,994,699
	Credit contracts	—	—	—	855,214	—	855,214
	Foreign exchange contracts	—	—	—	—	$3,500,640	3,500,640
	Total	($3,297,356)	($18,071,248)	$48,542,989	($14,324,472)	$3,500,640	$16,350,553

U.S. Government Securities Fund	Interest rate contracts	—	—	$61,444	—	—	$61,444
	Total	—	—	$61,444	—	—	$61,444

U.S. Multi Sector Fund	Equity contracts	—	—	($161,756)	—	—	($161,756)
	Total	—	—	($161,756)	—	—	($161,756)

Vista Fund	Foreign exchange contracts	—	—	—	—	$172,677	$172,677

	Total	—	—	—	—	$172,677	$172,677

The table below summarizes the change in unrealized appreciation (depreciation) in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended August 31, 2009:

Fund	Derivatives not accounted for as hedging instruments under FAS 133	Purchased Options	Written Options	Futures	Swaps	Forward Foreign Currency Contracts	Total
	Statement of Operations location — Change in unrealized appreciation (depreciation) of	Investments in unaffiliated issuers	Options written	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies
Active Bond Fund	Interest rate contracts	—	—	($47,069)	—	—	($47,069)
	Credit contracts	—	—	—	($51,187)	—	(51,187)
	Foreign currency contracts	—	—	—	—	($992)	($992)
	Total	—	—	($47,069)	($51,187)	($992)	($99,248)

All Cap Core Fund	Equity contracts	—	—	$4,575,645	—	—	$4,575,645
	Total	—	—	$4,575,645	—	—	$4,575,645

Global Bond Fund	Interest rate contracts	($727,649)	$871,300	$835,036	$9,929,974	—	$10,908,661
	Credit contracts	—	—	—	(3,535,370)	—	(3,535,370)
	Foreign currency contracts	(638,492)	—	—	—	$11,649,063	11,010,571
	Total	($1,366,141)	$871,300	$835,036	$6,394,604	$11,649,063	$18,383,862

Global Real Estate Fund	Foreign currency contracts	—	—	—	—	($1,323,599)	($1,323,599)
	Total	—	—	—	—	($1,323,599)	($1,323,599)

High Income Fund	Equity contracts	($2,853,490)	—	—	—	—	($2,853,490)
	Foreign currency contracts	(181,104)	$2,587,592			($453,623)	1,952,865
	Total	($3,034,594)	$2,587,592	—	—	($453,623)	($900,625)

High Yield Fund	Foreign currency contracts	—	—	—	—	$59,536	$59,536
	Total	—	—	—	—	$59,536	$59,536

FINANCIAL INSTRUMENTS, CONTINUED

Fund	Derivatives not accounted for as hedging instruments under FAS 133	Purchased Options	Written Options	Futures	Swaps	Forward Foreign Currency Contracts	Total
	Statement of Operations location — Change in unrealized appreciation (depreciation) of	Investments in unaffiliated issuers	Options written	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies
Index 500 Fund	Equity contracts	—	—	$2,156,112	—	—	$2,156,112
	Total	—	—	$2,156,112	—	—	$2,156,112

International Equity Index Fund	Equity contracts	—	—	$2,250,179	—	—	$2,250,179
	Foreign currency contracts	—	—	—	—	$696,273	$696,273
	Total	—	—	$2,250,179	—	$696,273	$2,946,452

Investment Quality Bond Fund	Interest rate contracts	—	—	($16,655)	($24,819)	—	($41,474)
	Credit contracts	—	—	—	(7,371)	—	(7,371)
	Foreign currency contracts	—	—	—	—	($293,423)	(293,423)
	Total	—	—	($16,655)	($32,190)	($293,423)	($342,268)

Mid Cap Index Fund	Equity contracts	—	—	$1,407,214	—	—	$1,407,214
	Total	—	—	$1,407,214	—	—	$1,407,214

Real Return Bond Fund	Interest rate contracts	$182,081	$1,431,015	($3,579,664)	$8,320,617	—	$6,354,049
	Credit contracts	—	—	—	(2,419,611)	—	(2,419,611)
	Foreign currency contracts	—	—	—	—	($4,019,098)	(4,019,098)
	Total	$182,081	$1,431,015	($3,579,664)	$5,901,006	($4,019,098)	($84,660)

Small Cap Index Fund	Equity contracts	—	—	($430,520)	—	—	($430,520)
	Total	—	—	($430,520)	—	—	($430,520)

Smaller Company Growth Fund	Equity contracts	—	—	$4,181	—	—	$4,181
	Total	—	—	$4,181	—	—	$4,181

Spectrum Income Fund	Interest rate contracts	—	—	$13,377	($19,153)	—	($5,776)
	Credit contracts	—	—	—	22,348	—	22,348
	Foreign currency contracts	—	—	(89,474)	—	($829,826)	(919,300)
	Total	—	—	($76,097)	$3,195	($829,826)	($902,728)

Strategic Bond Fund	Interest rate contracts	($5,311)	$161,771	$133,919	—	—	$290,379
	Foreign currency contracts	—	—	(1,359,725)	—	$18,005	(1,341,720)
	Total	($5,311)	$161,771	($1,225,806)	—	$18,005	($1,051,341)

Strategic Income Fund	Interest rate contracts	—	—	($197,920)	—	—	($197,920)
	Equity contracts	($507,000)	—	—	—	—	(507,000)
	Foreign currency contracts	(876,551)	$361,381	—	—	($10,685,449)	(11,200,619)
	Total	($1,383,551)	$361,381	($197,920)	—	($10,685,449)	($11,905,539)

Total Return Fund	Interest rate contracts	$4,763,160	($1,880,909)	($1,878,620)	$29,549,883	—	$30,553,514
	Credit contracts	—	—	—	4,703,055	—	4,703,055
	Foreign currency contracts	—	—	—	—	($2,665,270)	(2,665,270)
	Total	$4,763,160	($1,880,909)	($1,878,620)	$34,252,938	($2,665,270)	$32,591,299

U.S. Government Securities Fund	Interest rate contracts	—	($487,059)	$833,066	—	—	$346,007
	Total	—	($487,059)	$833,066	—	—	$346,007

U.S. Multi Sector Fund	Equity contracts	—	—	$1,185,051	—	—	$1,185,051
	Total	—	—	$1,185,051	—	—	$1,185,051

Vista Fund	Foreign currency contracts	—	—	—	—	($966)	(966)
	Total	—	—	—	—	($966)	($966)

4. RISKS & UNCERTAINTIES

Fixed Income Risk  Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Derivatives and Counterparty Risk  The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them.

Mortgage Security Risk  Certain Funds of the Trust may invest a portion of their assets in issuers and/or securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Decreases in interest rates may cause prepayments on underlying mortgages to an IO security to accelerate resulting in a lower than anticipated yield and increases the risk of loss on the IO investment.

Concentration Risk  The Funds may concentrate investments in a particular industry or sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Funds’ value more volatile and investment values may rise and fall more rapidly. In addition, a Fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Risks Associated with Foreign Investments  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash, securities or other assets of the Funds, political or financial instability, or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Investing in High Yield Securities  Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. The Funds may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

Emerging Markets Risk  Certain Funds invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Funds that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country.

Floating Rate Loan Liquidity Risk  Floating rate loans are generally subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Non-diversification Risk  Certain Funds are non-diversified. Since a non-diversified Fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified Fund by a change in the financial condition of any of these companies or by the financial markets’ assessment of any of these companies.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from each of the Funds. The Funds are not responsible for payment of the subadvisory fees. Advisory fees charged to the Funds are as follows:

Fund	All Asset Levels
Active Bond Fund	0.600%
Global Bond Fund	0.700
Real Estate Securities Fund	0.700

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
All Cap Growth Fund	0.850%	0.825%	0.800%

Fund	First $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
All Cap Core Fund	0.800%	0.750%
American Diversified Growth & Income Portfolio	0.050	0.040
American Fundamental Holdings Portfolio	0.050	0.040
American Global Diversification Portfolio	0.050	0.040
Emerging Small Company Fund	0.970	0.900
High Yield Fund	0.700	0.650
Index 500 Fund	0.470	0.460
Investment Quality Bond Fund	0.600	0.550
Small Company Value Fund	1.050	1.000
Strategic Bond Fund	0.700	0.650
Strategic Income Fund	0.725	0.650
U.S. Government Securities Fund	0.620	0.550

Fund	First $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Blue Chip Growth Fund	0.825%	0.800%
Equity-Income Fund	0.825	0.800
Real Return Bond Fund	0.700	0.650
Total Return Fund[1]	0.700	0.675

1	When aggregate net assets are less than $3 billion, the advisory fee for Total Return Fund is 0.700% on all assets.

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Value & Restructuring Fund	0.825%	0.800%	0.775%

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $1.5 billion of Aggregate Net Assets*	Between $1.5 billion and $2 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
Large Cap Value Fund	0.825%	0.800%	0.775%	0.720%	0.700%

Fund	First $200 million of Aggregate Net Assets*	Between $200 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
International Small Cap Fund	1.050%	0.950%	0.850%
International Value Fund	0.950	0.850	0.800
Mid Cap Stock Fund	0.875	0.850	0.825
Value Fund	0.750	0.725	0.650

Fund	First $50 million of Aggregate Net Assets*	Excess Over $50 million of Aggregate Net Assets*
Mid Value Fund	1.050%	1.000%
Natural Resources Fund	1.050	1.000

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $2 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
Small Cap Opportunities Fund	1.000%	0.950%	0.900%	0.850%

Fund	First $50 million of Aggregate Net Assets*	Between $50 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
Fundamental Value Fund	0.850%	0.800%	0.750%

Fund	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Between $400 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Vista Fund	0.900%	0.850%	0.825%	0.800%

Fund	First $125 million of Aggregate Net Assets*	Between $125 million and $375 million of Aggregate Net Assets*	Between $375 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Smaller Company Growth Fund	1.100%	1.050%	1.000%	0.950%

Fund	First $300 million of Aggregate Net Assets*	Between $300 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Capital Appreciation Fund	0.850%	0.800%	0.700%	0.670%

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $2.5 billion of Aggregate Net Assets*	Excess Over $2.5 billion of Aggregate Net Assets*
U.S. Multi Sector Fund	0.780%	0.760%	0.750%	0.740%

Fund	First $750 million of Aggregate Net Assets*	Between $750 million and $1.5 billion of Aggregate Net Assets*	Excess Over $1.5 billion of Aggregate Net Assets*
International Opportunities Fund	0.900%	0.850%	0.800%

Fund	First $250 million of Aggregate Net Assets*	Excess Over $250 million of Aggregate Net Assets*
Short Term Government Income Fund	0.570%	0.550%
Small Company Growth Fund[1]	1.050	1.000
Spectrum Income Fund	0.800	0.725

Fund	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
Real Estate Equity Fund	0.875%	0.850%	0.825%

Fund	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Mid Cap Value Equity Fund	0.875%	0.850%	0.825%	0.800%

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund	First $500 million of Aggregate Net Assets*	Between $500 million and $750 million of Aggregate Net Assets*	Excess Over $750 million of Aggregate Net Assets
Global Real Estate Fund	0.950%	0.925%	0.900%

Fund	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $750 million of Aggregate Net Assets*	Excess Over $750 million of Aggregate Net Assets
Large Cap Fund	0.780%	0.730%	0.680%	0.650%

Fund	First $100 million of Aggregate Net Assets*	Excess over $100 million of Aggregate Net Assets*
Emerging Markets Value Fund	1.000%	0.950%
International Equity Index Fund	0.550	0.530
International Small Company Fund	1.000	0.950
Small Cap Growth Fund	1.100	1.050
Small Cap Value Fund	1.100	1.050

1	When aggregate net assets exceed $1 billion, the advisory fee for the Small Company Growth Fund is 1.00% on all assets.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
All Cap Value Fund	0.850%	0.800%	0.750%
Alpha Opportunities Fund	1.025	1.000	0.975
Mid Cap Index Fund	0.490	0.480	0.460
Small Cap Index Fund	0.490	0.480	0.460

Fund	First $200 million of Aggregate Net Assets*	Excess over $200 million of Aggregate Net Assets*
U.S. High Yield Bond Fund	0.750%	0.720%

Fund	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Excess Over $400 million of Aggregate Net Assets*
Core Bond Fund	0.690%	0.640%	0.570%

Fund	First $150 million of Aggregate Net Assets*	Between $150 million and $500 million of Aggregate Net Assets*	Between $500 million and $2.5 billion of Aggregate Net Assets*	Excess over $2.5 billion of Aggregate Net Assets*
High Income Fund	0.725%	0.675%	0.650%	0.600%

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust but also the net assets of a similar series of John Hancock Trust. John Hancock Trust is an open-end investment company advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC.

Fund	First $500 million of Average Net Assets	Excess Over $500 million of Average Net Assets
Total Bond Market Fund	0.490%	0.470%

Fund	First $250 million of Average Net Assets	Excess Over $250 million of Average Net Assets
Global Agribusiness Fund	0.850%	0.800%
Global Infrastructure Fund	0.850	0.800
Global Timber Fund	0.850	0.800

The advisory fee for Alternative Asset Allocation Fund has two components: (a) a fee on assets invested in affiliated Funds (“affiliated fund assets”) and (b) a fee on assets not invested in affiliated funds (“other assets”). Affiliated Funds are any Funds of JHF II and JHF III. Under the Advisory Agreement, the Fund pays a monthly management fee to the Adviser as stated below.

For Alternative Asset Allocation Fund, the fee on affiliated fund assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund determined in accordance with the following schedule and that rate is applied to the affiliated fund assets of the Fund.

Fund	All Asset Levels
Alternative Asset Allocation Fund	0.150%

The fee on other assets is stated as an annual percentage of the current value of the aggregate net assets of Alternative Asset Allocation Fund, determined in accordance with the following schedule and that rate is applied to the other assets of the Fund.

Fund	All Asset Levels
Alternative Asset Allocation Fund	0.600%

John Hancock Trust is an open-end investment company advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The organizations described below act as subadvisers to the Trust and its Funds pursuant to Subadvisory Agreements with the Adviser. Fund management is allocated among the following managers:

Fund	Subadviser
Active Bond Fund	Declaration Management & Research, LLC and MFC Global Investment Management (U.S.), LLC*
All Cap Core Fund	Deutsche Investment Management Americas, Inc.
All Cap Growth Fund	Invesco AIM Capital Management, Inc.
All Cap Value Fund	Lord, Abbett & Company, LLC
Alpha Opportunities Fund	Wellington Management Company, LLP
Alternative Asset Allocation Fund	MFC Global Investment Management (U.S.A.) Limited*
American Diversified Growth & Income Portfolio	MFC Global Investment Management (U.S.A.) Limited*
American Fundamental Holdings Portfolio	MFC Global Investment Management (U.S.A.) Limited*
American Global Diversification Portfolio	MFC Global Investment Management (U.S.A.) Limited*
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates, LLC
Core Bond Fund	Wells Capital Management, Inc.
Emerging Markets Value Fund	Dimensional Fund Advisors, L.P.
Emerging Small Company Fund	RCM Capital Management, LLC
Equity-Income Fund	T. Rowe Price Associates, Inc.
Fundamental Value Fund	Davis Selected Advisers, L.P.
Global Agribusiness Fund	MFC Global Investment Management (U.S.A.) Limited*
Global Bond Fund	Pacific Investment Management Company, LLC
Global Infrastructure Fund	MFC Global Investment Management (U.S.A.) Limited*
Global Real Estate Fund	Deutsche Investment Management Americas, Inc.
Global Timber Fund	MFC Global Investment Management (U.S.A.) Limited*
High Income Fund	MFC Global Investment Management (U.S.), LLC*
High Yield Fund	Western Asset Management Company
Index 500 Fund	MFC Global Investment Management (U.S.A.) Limited*
International Equity Index Fund	SSgA Funds Management, Inc.
International Opportunities Fund	Marsico Capital Management, LLC
International Small Cap Fund	Franklin Templeton Investment Corp.
International Small Company Fund	Dimensional Fund Advisors, L.P.
International Value Fund	Templeton Investment Counsel, LLC
Investment Quality Bond Fund	Wellington Management Company, LLP
Large Cap Fund	UBS Global Asset Management (Americas), Inc.
Large Cap Value Fund	BlackRock Investment Management, LLC
Mid Cap Index Fund	MFC Global Investment Management (U.S.A.) Limited*
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Cap Value Equity Fund	RiverSource Investments, LLC
Mid Value Fund	T. Rowe Price Associates, Inc.
Natural Resources Fund	Wellington Management Company, LLP
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Estate Securities Fund	Deutsche Investment Management Americas, Inc.
Real Return Bond Fund	Pacific Investment Management Company, LLC
Short Term Government Income Fund	MFC Global Investment Management (U.S.), LLC*
Small Cap Growth Fund	Wellington Management Company, LLP
Small Cap Index Fund	MFC Global Investment Management (U.S.A.) Limited*
Small Cap Opportunities Fund	Dimensional Fund Advisors, L.P., Invesco AIM Capital Management, Inc.
Small Cap Value Fund	Wellington Management Company, LLP
Small Company Growth Fund	Invesco AIM Capital Management, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Smaller Company Growth Fund	MFC Global Investment Management (U.S.A.) Limited*, Frontier Capital Management Company, LLC and Perimeter Capital Management
Spectrum Income Fund	T. Rowe Price Associates, Inc.
Strategic Bond Fund	Western Asset Management Company
Strategic Income Fund	MFC Global Investment Management (U.S.), LLC*
Total Bond Market Fund	Declaration Management & Research, LLC
Total Return Fund	Pacific Investment Management Company, LLC
U.S. Government Securities Fund	Western Asset Management Company
U.S. High Yield Bond Fund	Wells Capital Management, Inc.
U.S. Multi Sector Fund	Grantham, Mayo, Van Otterloo & Company, LLC
Value Fund	Morgan Stanley Investment Management, Inc. (doing business as Van Kampen)
Value & Restructuring Fund	Columbia Management Advisors, LLC
Vista Fund	American Century Investment Management, Inc.

*	An affiliate of the Adviser.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The investment management fees incurred for the year ended August 31, 2009, were equivalent to an annual effective rate of the Funds’ average daily net assets as follows:

Fund	Annual Effective Rate	Fund	Annual Effective Rate
Active Bond Fund	0.60%	Large Cap Fund	0.75%
All Cap Core Fund	0.78%	Large Cap Value Fund	0.81%
All Cap Growth Fund	0.85%	Mid Cap Index Fund	0.47%
All Cap Value Fund	0.84%	Mid Cap Stock Fund	0.84%
Alpha Opportunities Fund	0.99%	Mid Cap Value Equity Fund	0.87%
Alternative Asset Allocation Fund	0.20%	Mid Value Fund	1.00%
American Diversified Growth & Income Portfolio	0.04%	Natural Resources Fund	1.00%
American Fundamental Holdings Portfolio	0.04%	Real Estate Equity Fund	0.87%
American Global Diversification Fund	0.04%	Real Estate Securities Fund	0.70%
Blue Chip Growth Fund	0.81%	Real Return Bond Fund	0.68%
Capital Appreciation Fund	0.73%	Short Term Government Income Fund	0.57%
Core Bond Fund	0.63%	Small Cap Growth Fund	1.07%
Emerging Markets Value Fund	0.95%	Small Cap Index Fund	0.48%
Emerging Small Company Fund	0.97%	Small Cap Opportunities Fund	1.00%
Equity-Income Fund	0.81%	Small Cap Value Fund	1.08%
Fundamental Value Fund	0.76%	Small Company Growth Fund	1.05%
Global Agribusiness Fund	0.85%	Small Company Value Fund	1.03%
Global Bond Fund	0.70%	Smaller Company Growth Fund	1.07%
Global Infrastructure Fund	0.85%	Spectrum Income Fund	0.73%
Global Real Estate Fund	0.94%	Strategic Bond Fund	0.67%
Global Timber Fund	0.85%	Strategic Income Fund	0.69%
High Income Fund	0.68%	Total Bond Market Fund	0.49%
High Yield Fund	0.66%	Total Return Fund	0.68%
Index 500 Fund	0.46%	U.S. Government Securities Fund	0.62%
International Equity Index Fund	0.53%	U.S. High Yield Bond Fund	0.73%
International Opportunities Fund	0.88%	U.S. Multi Sector Fund	0.76%
International Small Cap Fund	1.00%	Value Fund	0.74%
International Small Company Fund	0.96%	Value & Restructuring Fund	0.82%
International Value Fund	0.82%	Vista Fund	0.89%
Investment Quality Bond Fund	0.60%

Expense Reimbursements  The Adviser has contractually agreed to waive its advisory fee on International Value Fund, Small Cap Opportunities Fund and Smaller Company Growth Fund so that the amount retained by the Adviser after payment of the subadvisory fees for each Fund does not exceed 0.45% of the Fund’s average net assets. The expense reimbursement shall continue in effect until October 1, 2009 for Smaller Company Growth Fund and December 31, 2009 for International Value Fund and Small Cap Opportunities Fund, and thereafter, until termination by the Adviser on notice to the Trust. The Adviser has contractually agreed to reduce its advisory fee or make payments to reimburse each Fund, in an amount equal to the amount by which all expenses of the Funds (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees and class specific expenses) exceed the expense limits set forth as a percentage of average net assets. These expense limits are as follows: 0.075% for Total Bond Market Fund and 0.25% for Value Fund. This reimbursement shall continue in effect until December 31, 2009 and thereafter until terminated by the Adviser on notice to the Trust. The Adviser has voluntarily agreed to these expense limits as follows: 0.05% for Index 500 Fund and International Equity Index Fund and 0.075% for Mid Cap Index Fund and Small Cap Index Fund. This voluntary expense reimbursement shall continue in effect until terminated by the Adviser on notice to the Trust. For the above agreements, the Adviser reimbursed the Funds as follows for the year ended August 31, 2009: $187,631 for International Value Fund, $50,756 for Small Cap Opportunities Fund, $120,081 for Smaller Company Growth Fund.

In the case of Alternative Asset Allocation Fund, the Adviser has contractually agreed to reduce its advisory fee or make a payment to reimburse the Fund in an amount equal to the amount by which all expenses of the Fund (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage fees, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) exceeds 0.04% of the Fund’s average net assets. This expense reimbursement shall continue in effect until December 31, 2009, and thereafter until termination by the Adviser on notice to the Fund. The Adviser reimbursed the Fund in the amount of $44,590 during the year ended August 31, 2009.

In the cases of Global Agribusiness Fund, Global Infrastructure Fund and Global Timber Fund, the Adviser has contractually agreed to limit Fund expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Fund) so that the total Fund operating expenses do not exceed 1.45% for Class A and 1.00% for Class I of the average net assets attributable to the respective classes of the Fund. This expense reimbursement shall continue in effect until December 31, 2009, and thereafter until termination by the Adviser on notice to the Trust. The Adviser reimbursed Global Agribusiness Fund, Global Infrastructure Fund and Global Timber Fund in the amounts of $10,422, $9,136 and $9,070, respectively, for the year ended August 31, 2009.

In addition, for Global Agribusiness Fund, Global Infrastructure Fund and Global Timber Fund the Adviser has voluntarily agreed to reduce its advisory fee or make a payment to reimburse each Fund, in an amount equal to the amount by which all expenses of the Fund (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business, advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, printing and postage fees, and fees under any agreements or plans of the Fund dealing with services for shareholders and others with

INVESTMENT ADVISORY AND OTHER AGREEMENTS , CONTINUED

beneficial interests in shares of the Fund) exceeds 0.97% of average net assets. The Adviser reimbursed Global Agribusiness Fund, Global Infrastructure Fund and Global Timber Fund in the amounts of $35,749, $42,991 and $37,985, respectively.

In the case of the JHF II American Funds, the Adviser has contractually agreed to waive its advisory fees. This expense waiver was contractual until July 1, 2009 and was voluntarily continued thereafter. The Adviser reimbursed the Funds in the amounts of $1,956, $1,348 and $1,205 for American Diversified Growth & Income Portfolio, American Fundamental Holdings Portfolio and American Global Diversification Portfolio, respectively. In addition the Adviser has voluntarily agreed to reimburse the JHF II American Funds for “other” fund expenses exceeding 0.06% of the Funds’ average net assets. The amounts of these reimbursements are $39,871, $39,537 and $38,741, respectively.

In addition, the JHF II American Funds receive a fee equal to 0.05% of the average net asset value of their investment in the underlying American Funds for providing various account maintenance services. Under this agreement, American Diversified Growth & Income Portfolio, American Fundamental Holdings Portfolio and American Global Diversification Portfolio have received $2,275, $1,569 and $1,397, respectively.

The Adviser also voluntarily agreed to waive a portion of its advisory fees for Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Real Estate Equity Fund, Small Company Value Fund and Spectrum Income Fund in the amounts of $390,906, $209,518, $38,053, $59,174, $181,666, and $203,971, respectively.

These voluntary expense reimbursements may be terminated by the Adviser at any time upon notice to the Trust. These expense reimbursements are shown as a reduction of total expenses in the Statements of Operations.

Expense Recapture  Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred. The waived or reimbursed expenses subject to potential recovery that expire in 2012 are as follows:

Fund	Reimbursement Amount Subject to Recapture
Alternative Asset Allocation Fund	$44,590
American Diversified Growth & Income Portfolio	31,371
American Fundamental Holdings Portfolio	31,982
American Global Diversification Portfolio	32,906
Global Agribusiness Fund	46,171
Global Infrastructure Fund	52,127
Global Timber Fund	47,055
Short Term Government Income Fund	53,776

Accounting and legal services fees  Pursuant to the Service Agreement, the Funds reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Funds, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Fund at the time the expense was incurred.

The accounting and legal services fees incurred for the period ended August 31, 2009, were equivalent to an annual effective rate of 0.02% of each Fund’s average daily net assets, with the exception of Small Cap Opportunities Fund and U.S. Multi Sector Fund, in which the effective rate was 0.01%.

Distribution Plans  The Funds have a Distribution Agreement with the Distributor. The Funds have adopted Distribution Plans with respect to Class A shares and Class 1 shares, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Funds. Accordingly, the Funds make monthly payments to the Distributor at an annual rate not to exceed 0.30% and 0.05% of the average daily net assets of Class A shares and Class 1 shares, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority (the Conduct Rules). Under the Conduct Rules, curtailment of a portion of the Funds’ 12b-1 payments could occur under certain circumstances.

Sales Charges  Class A Shares are assessed up-front sales charges. For the year ended August 31, 2009, there were no sales charges assessed for Alternative Asset Allocation Fund, Global Agribusiness Fund, Global Infrastructure Fund or Global Timber Fund.

7.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Fund based on its average daily net asset value.

8.  FUND SHARE TRANSACTIONS Share activity for the Funds for the years ended August 31, 2009 and August 31, 2008, were as follows:

Active Bond Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	434,999	$3,745,649	408,416	$3,866,554
Distributions reinvested	228,022	1,917,328	193,573	1,814,384
Repurchased	(782,499)	(6,612,314)	(724,415)	(6,852,622)
Net increase (decrease)	(119,478)	($949,337)	(122,426)	($1,171,684)
Class NAV shares
Sold	13,197,254	$111,468,719	7,641,399	$72,168,162
Distributions reinvested	3,821,180	32,095,020	3,081,542	28,839,200
Repurchased	(19,652,661)	(165,413,864)	(4,810,081)	(44,461,161)
Net increase (decrease)	(2,634,227)	($21,850,125)	5,912,860	$56,546,201
Net increase (decrease)	(2,753,705)	($22,799,462)	5,790,434	$55,374,517

FUND SHARE TRANSACTIONS, CONTINUED

All Cap Core Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	13,452,401	$83,842,423	33,115,679	$334,869,340
Distributions reinvested	1,202,340	7,286,181	3,195,022	33,100,430
Repurchased	(26,311,168)	(164,758,370)	(2,340,713)	(24,299,982)
Net increase (decrease)	(11,656,427)	($73,629,766)	33,969,988	$343,669,788

All Cap Growth Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	6,659,982	$67,463,747	222,290	$3,929,960
Distributions reinvested	123,183	1,293,422	117,538	2,192,078
Repurchased	(941,182)	(9,920,162)	(264,574)	(4,730,004)
Net increase (decrease)	5,841,983	$58,837,007	75,254	$1,392,034
Class NAV shares
Sold	241,382	$2,867,938	585,767	$9,936,872
Distributions reinvested	—	—	368,279	6,879,454
Repurchased	(6,323,837)	(67,218,053)	(4,593)	(77,036)
Net increase (decrease)	(6,082,455)	($64,350,115)	949,453	$16,739,290
Net increase (decrease)	(240,472)	($5,513,108)	1,024,707	$18,131,324

All Cap Value Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	7,396,779	$57,628,340	343,546	$4,178,379
Distributions reinvested	281,814	2,254,513	708,286	8,513,597
Repurchased	(942,910)	(7,612,935)	(300,130)	(3,733,908)
Net increase (decrease)	6,735,683	$52,269,918	751,702	$8,958,068
Class NAV shares
Sold	25,119,325	$209,963,841	232,532	$3,567,237
Distributions reinvested	118,452	942,883	1,994,466	23,853,809
Repurchased	(2,816,595)	(23,241,944)	(94,667)	(1,029,852)
Net increase (decrease)	22,421,182	$187,664,780	2,132,331	$26,391,194
Net increase (decrease)	29,156,865	$239,934,698	2,884,033	$35,349,262

Alpha Opportunities Fund	Period ended 8-31-09[1]
	Shares	Amount
Class NAV shares
Sold	62,325,689	$565,737,804
Distributions reinvested	31,026	268,998
Repurchased	(641,878)	(6,810,948)
Net increase (decrease)	61,714,837	$559,195,854

1	Period from 10-7-08 (commencement of operations) to 8-31-09.

Alternative Asset Allocation Fund	Period ended 8-31-09[1]
	Shares	Amount
Class A shares
Sold	100,000	$1,000,000
Net increase (decrease)	100,000	$1,000,000

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

American Diversified Growth & Income Portfolio	Year ended 8-31-09		Period ended 8-31-08[1]
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,279,236	$9,607,598	100,261	$1,002,513
Distributions reinvested	6,561	47,109	—	—
Repurchased	(30,388)	(236,087)	—	—
Net increase (decrease)	1,255,409	$9,418,620	100,261	$1,002,513

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

American Fundamental Holdings Portfolio	Year ended 8-31-09		Period ended 8-31-08[1]
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	858,585	$6,629,857	100,639	$1,006,256
Distributions reinvested	3,897	29,345	—	—
Repurchased	(59,177)	(489,241)	(453)	(4,426)
Net increase (decrease)	803,305	$6,169,961	100,186	$1,001,830

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

FUND SHARE TRANSACTIONS, CONTINUED

American Global Diversification Portfolio	Year ended 8-31-09		Period ended 8-31-08[1]
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	834,648	$6,226,498	100,187	$1,001,799
Distributions reinvested	5,103	34,804	—	—
Repurchased	(34,825)	(275,852)	—	—
Net increase (decrease)	804,926	$5,985,450	100,187	$1,001,799

1	Period from 7-1-08 (commencement of operations) to 8-31-08.

Blue Chip Growth Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	888,063	$12,043,485	1,533,016	$31,199,498
Distributions reinvested	29,937	371,815	79,594	1,729,575
Repurchased	(1,181,788)	(16,186,261)	(1,253,691)	(25,522,134)
Net increase (decrease)	(263,788)	($3,770,961)	358,919	$7,406,939
Class NAV shares
Sold	10,927,739	$141,487,414	37,967,005	$759,832,260
Distributions reinvested	321,726	3,992,625	646,767	14,041,304
Repurchased	(27,365,374)	(359,553,539)	(12,292,237)	(250,610,821)
Net increase (decrease)	(16,115,909)	($214,073,500)	26,321,535	$523,262,743
Net increase (decrease)	(16,379,697)	($217,844,461)	26,680,454	$530,669,682

Capital Appreciation Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	965,382	$7,501,065	602,719	$6,546,648
Distributions reinvested	28,991	204,967	14,857	170,414
Repurchased	(994,131)	(7,853,639)	(727,950)	(7,944,104)
Net increase (decrease)	242	($147,607)	(110,374)	($1,227,042)
Class NAV shares
Sold	43,116,847	$328,018,111	53,608,989	$587,015,773
Distributions reinvested	526,685	3,728,929	209,333	2,403,139
Repurchased	(16,144,174)	(120,212,860)	(12,198,156)	(131,087,768)
Net increase (decrease)	27,499,358	$211,534,180	41,620,166	$458,331,144
Net increase (decrease)	27,499,600	$211,386,573	41,509,792	$457,104,102

Core Bond Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	735,307	$9,129,567	324,153	$4,113,576
Distributions reinvested	25,511	313,645	11,455	143,652
Repurchased	(356,061)	(4,378,226)	(103,644)	(1,305,951)
Net increase (decrease)	404,757	$5,064,986	231,964	$2,951,277
Class NAV shares
Sold	19,001,229	$238,596,906	2,007,416	$25,454,526
Distributions reinvested	948,219	11,648,365	1,024,017	12,814,067
Repurchased	(9,748,353)	(116,900,767)	(3,164,733)	(39,787,113)
Net increase (decrease)	10,201,095	$133,344,504	(133,300)	($1,518,520)
Net increase (decrease)	10,605,852	$138,409,490	98,664	$1,432,757

Emerging Markets Value Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	68,907,123	$383,341,352	21,434,595	$233,874,052
Distributions reinvested	4,001,143	21,646,182	733,944	8,770,631
Repurchased	(19,841,730)	(147,386,474)	(4,968,702)	(57,212,941)
Net increase (decrease)	53,066,536	$257,601,060	17,199,837	$185,431,742

Emerging Small Company Fund	Year ended 8-31-09[1]		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	198,371	$3,607,501	174,760	$5,107,231
Repurchased	(278,119)	(5,157,113)	(322,457)	(9,214,491)
Net increase (decrease)	(79,748)	($1,549,612)	(147,697)	($4,107,260)
Class NAV shares
Sold	189,585	$3,987,530	1,236,945	$34,772,244
Repurchased	(1,629,162)	(28,308,138)	(26,509)	(785,795)
Net increase (decrease)	(1,439,577)	($24,320,608)	1,210,436	$33,986,449
Net increase (decrease)	(1,519,325)	($25,870,220)	1,062,739	$29,879,189

1	Class NAV shares were terminated on 11-20-08.

FUND SHARE TRANSACTIONS, CONTINUED

Equity-Income Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,711,067	$17,874,688	468,403	$8,149,818
Distributions reinvested	1,457,662	15,013,923	711,876	13,062,916
Repurchased	(1,544,435)	(16,442,282)	(1,933,115)	(34,485,513)
Net increase (decrease)	1,624,294	$16,446,329	(752,836)	($13,272,779)
Class NAV shares
Sold	19,424,390	$190,012,653	9,960,012	$173,093,008
Distributions reinvested	6,828,433	70,264,573	2,701,559	49,546,589
Repurchased	(20,832,883)	(229,502,710)	(1,053,596)	(17,456,223)
Net increase (decrease)	5,419,940	$30,774,516	11,607,975	$205,183,374
Net increase (decrease)	7,044,234	$47,220,845	10,855,139	$191,910,595

Fundamental Value Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	4,092,872	$42,923,521	468,943	$7,745,343
Distributions reinvested	106,900	1,121,380	87,944	1,547,821
Repurchased	(842,270)	(9,089,292)	(557,620)	(9,287,824)
Net increase (decrease)	3,357,502	$34,955,609	(733)	$5,340
Class NAV shares
Sold	24,286,333	$247,884,176	46,150,851	$765,802,292
Distributions reinvested	1,275,339	13,340,051	1,166,149	20,477,570
Repurchased	(19,789,519)	(218,868,125)	(1,300,118)	(20,671,636)
Net increase (decrease)	5,772,153	$42,356,102	46,016,882	$765,608,226
Net increase (decrease)	9,129,655	$77,311,711	46,016,149	$765,613,566

Global Agribusiness Fund	Period ended 8-31-09[1]
	Shares	Amount
Class A shares
Sold	100,000	$1,000,000
Distributions reinvested	364	3,919
Net increase	100,364	$1,003,919
Class I shares
Sold	100,000	$1,000,000
Distributions reinvested	476	5,119
Net increase	100,476	$1,005,119
Net increase (decrease)	200,840	$2,009,038

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

Global Bond Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	592,681	$7,063,630	3,022,426	$47,839,688
Distributions reinvested	1,198,473	13,111,298	186,670	2,808,567
Repurchased	(1,943,488)	(23,889,066)	(1,124,604)	(17,488,096)
Net increase (decrease)	(152,334)	($3,714,138)	2,084,492	$33,160,159
Class NAV shares
Sold	14,755,274	$170,390,401	6,330,109	$98,047,022
Distributions reinvested	8,960,746	97,761,740	2,987,529	44,720,972
Repurchased	(10,304,360)	(125,333,579)	(26,454,359)	(416,360,062)
Net increase (decrease)	13,411,660	$142,818,562	(17,136,721)	($273,592,068)
Net increase (decrease)	13,259,326	$139,104,424	(15,052,229)	($240,431,909)

Global Infrastructure Fund	Period ended 8-31-09[1]
	Shares	Amount
Class A shares
Sold	100,000	$1,000,000
Distributions reinvested	1,214	11,386
Net increase	101,214	$1,011,386
Class I shares
Sold	100,000	$1,000,000
Distributions reinvested	1,319	12,389
Net increase	101,319	$1,012,389
Net increase (decrease)	202,533	$2,023,775

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

FUND SHARE TRANSACTIONS, CONTINUED

Global Real Estate Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	17,931,744	$83,643,789	31,707,847	$296,687,499
Distributions reinvested	3,312,402	16,836,266	3,466,517	35,843,787
Repurchased	(52,245,635)	(280,570,461)	(1,596,250)	(15,630,663)
Net increase (decrease)	(31,001,489)	($180,090,406)	33,578,114	$316,900,623

Global Timber Fund	Period ended 8-31-09[1]
	Shares	Amount
Class A shares
Sold	100,000	$1,000,000
Distributions reinvested	426	3,924
Net increase	100,426	$1,003,924
Class I shares
Sold	100,000	$1,000,000
Distributions reinvested	537	4,959
Net increase	100,537	$1,004,959
Net increase (decrease)	200,963	$2,008,883

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

High Income Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	13,461,666	$65,914,601	14,686,297	$132,551,795
Distributions reinvested	10,683,514	57,336,025	5,441,978	49,563,239
Repurchased	(15,272,933)	(83,886,371)	(187,778)	(1,617,425)
Net increase (decrease)	8,872,247	$39,364,255	19,940,497	$180,497,609

High Yield Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,012,087	$20,842,983	696,311	$6,622,045
Distributions reinvested	718,394	4,779,611	466,824	4,385,088
Repurchased	(1,191,632)	(8,165,151)	(1,046,795)	(9,848,226)
Net increase (decrease)	2,538,849	$17,457,443	116,340	$1,158,907
Class NAV shares
Sold	15,422,137	$102,101,227	15,104,482	$144,258,647
Distributions reinvested	22,179,420	145,505,694	15,893,489	148,442,048
Repurchased	(96,016,333)	(660,010,339)	(15,317,361)	(143,061,749)
Net increase (decrease)	(58,414,776)	($412,403,418)	15,680,610	$149,638,946
Net increase (decrease)	(55,875,927)	($394,945,975)	15,796,950	$150,797,853

Index 500 Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	227,842,402	$1,531,455,178	94,248,083	$966,656,440
Distributions reinvested	2,901,554	19,527,458	228,837	2,480,594
Repurchased	(88,931,480)	(618,067,848)	(785,384)	(8,129,050)
Net increase (decrease)	141,812,476	$932,914,788	93,691,536	$961,007,984

International Equity Index Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	7,745,230	$96,174,986	8,878,779	$184,866,624
Distributions reinvested	764,817	9,391,951	973,901	22,613,981
Repurchased	(14,397,343)	(192,129,420)	(1,922,298)	(43,811,456)
Net increase (decrease)	(5,887,296)	($86,562,483)	7,930,382	$163,669,149

International Opportunities Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	769,809	$7,623,458	1,150,282	$22,400,700
Distributions reinvested	27,994	262,865	242,229	4,704,082
Repurchased	(533,780)	(5,523,254)	(449,580)	(7,683,976)
Net increase (decrease)	264,023	$2,363,069	942,931	$19,420,806
Class NAV shares
Sold	11,813,975	$115,024,206	14,856,302	$258,101,101
Distributions reinvested	826,446	7,768,599	5,111,741	99,474,478
Repurchased	(9,056,314)	(94,542,400)	(3,869,863)	(83,940,128)
Net increase (decrease)	3,584,107	$28,250,405	16,098,180	$273,635,451
Net increase (decrease)	3,848,130	$30,613,474	17,041,111	$293,056,257

FUND SHARE TRANSACTIONS, CONTINUED

International Small Cap Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	6,401,461	$60,916,529	323,611	$6,576,232
Distributions reinvested	1,209,707	9,759,113	574,235	11,117,192
Repurchased	(1,061,526)	(9,598,421)	(1,221,799)	(24,324,310)
Net increase (decrease)	6,549,642	$61,077,221	(323,953)	($6,630,886)
Class NAV shares
Sold	3,648,017	$34,368,305	5,212,179	$103,270,603
Distributions reinvested	3,387,992	27,332,037	3,349,312	64,842,671
Repurchased	(15,964,929)	(155,307,918)	(5,082,986)	(93,717,967)
Net increase (decrease)	(8,928,920)	(93,607,576)	3,478,505	74,395,307
Net increase (decrease)	(2,379,278)	($32,530,355)	3,154,552	$67,764,421

International Small Company Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	6,187,305	$37,068,576	24,465,587	$242,874,346
Distributions reinvested	2,371,566	12,498,150	2,258,402	23,735,806
Repurchased	(38,605,196)	(227,744,201)	(833,369)	(9,068,743)
Net increase (decrease)	(30,046,325)	($178,177,475)	25,890,620	$257,541,409

International Value Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	705,634	$7,699,836	17,402,083	$364,303,204
Distributions reinvested	1,905,202	19,509,272	1,688,787	33,184,656
Repurchased	(3,750,547)	(41,814,039)	(3,552,354)	(63,541,432)
Net increase (decrease)	(1,139,711)	($14,604,931)	15,538,516	$333,946,428
Class NAV shares
Sold	9,713,464	$96,453,789	16,864,902	$311,772,733
Distributions reinvested	5,530,988	56,471,391	4,267,829	83,649,487
Repurchased	(16,637,868)	(187,156,148)	(8,697,693)	(158,842,966)
Net increase (decrease)	(1,393,416)	($34,230,968)	12,435,038	$236,579,254
Net increase (decrease)	(2,533,127)	($48,835,899)	27,973,554	$570,525,682

Investment Quality Bond Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,342,355	$14,893,793	1,466,981	$17,340,206
Distributions reinvested	285,560	3,147,040	213,443	2,493,124
Repurchased	(870,989)	(9,725,081)	(749,209)	(8,821,520)
Net increase (decrease)	756,926	$8,315,752	931,215	$11,011,810
Class NAV shares
Sold	1,804,356	$20,253,131	2,308,012	$27,265,056
Distributions reinvested	596,208	6,572,761	597,685	6,973,371
Repurchased	(4,924,654)	(52,711,344)	(587,097)	(6,925,167)
Net increase (decrease)	(2,524,090)	($25,885,452)	2,318,600	$27,313,260
Net increase (decrease)	(1,767,164)	($17,569,700)	3,249,815	$38,325,070

Large Cap Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	476,744	$4,384,915	411,068	$6,096,677
Distributions reinvested	51,036	450,141	64,633	1,000,527
Repurchased	(430,221)	(3,965,976)	(456,311)	(6,901,587)
Net increase (decrease)	97,559	$869,080	19,390	$195,617
Class NAV shares
Sold	3,872,293	$34,916,118	4,973,556	$73,113,718
Distributions reinvested	490,434	4,320,722	837,069	12,957,836
Repurchased	(11,140,763)	(104,478,015)	(824,896)	(11,944,331)
Net increase (decrease)	(6,778,036)	($65,241,175)	4,985,729	$74,127,223
Net increase (decrease)	(6,680,477)	($64,372,095)	5,005,119	$74,322,840

Large Cap Value Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	787,705	$11,833,659	341,878	$8,042,113
Distributions reinvested	91,070	1,419,786	169,130	4,270,535
Repurchased	(577,739)	(8,940,990)	(606,248)	(14,638,101)
Net increase (decrease)	301,036	$4,312,455	(95,240)	($2,325,453)
Class NAV shares
Sold	8,357,280	$119,587,418	11,927,399	$285,783,356
Distributions reinvested	414,458	6,469,691	615,351	15,568,373
Repurchased	(9,971,730)	(154,430,247)	(206,976)	(5,185,839)
Net increase (decrease)	(1,199,992)	($28,373,138)	12,335,774	$296,165,890
Net increase (decrease)	(898,956)	($24,060,683)	12,240,534	$293,840,437

FUND SHARE TRANSACTIONS, CONTINUED

Mid Cap Index Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	20,081,316	$244,359,674	5,219,379	$101,296,492
Distributions reinvested	806,316	9,329,070	2,023,755	39,362,032
Repurchased	(4,104,625)	(46,923,803)	(9,402,930)	(176,834,064)
Net increase (decrease)	16,783,007	$206,764,941	(2,159,796)	($36,175,540)

Mid Cap Stock Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,498,482	$16,519,734	15,757,400	$306,404,980
Distributions reinvested	—	—	1,085,372	20,871,703
Repurchased	(2,530,777)	(28,735,579)	(1,577,792)	(28,581,143)
Net increase (decrease)	(1,032,295)	($12,215,845)	15,264,980	$298,695,540
Class NAV shares
Sold	18,280,389	$198,682,567	2,636,705	$46,422,599
Distributions reinvested	13,491	143,548	1,332,590	25,679,018
Repurchased	(2,976,408)	(32,778,348)	(2,678,510)	(47,554,360)
Net increase (decrease)	15,317,472	$166,047,767	1,290,785	$24,547,257
Net increase (decrease)	14,285,177	$153,831,922	16,555,765	$323,242,797

Mid Cap Value Equity Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	12,800,227	$80,582,484	2,057,746	$22,700,078
Distributions reinvested	498,499	2,951,115	360,964	4,050,016
Repurchased	(521,042)	(3,603,952)	(4,530,658)	(47,687,646)
Net increase (decrease)	12,777,684	$79,929,647	(2,111,948)	($20,937,552)

Mid Value Fund	Period ended 8-31-09[1]
	Shares	Amount
Class NAV shares
Sold	24,395,377	$259,753,505
Repurchased	(553,704)	(6,846,322)
Net increase (decrease)	23,841,673	$252,907,183

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

Natural Resources Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,207,942	$36,500,607	2,062,714	$87,283,264
Distributions reinvested	2,086,777	29,110,537	868,598	33,701,605
Repurchased	(1,288,566)	(24,276,561)	(679,864)	(25,920,216)
Net increase (decrease)	3,006,153	$41,334,583	2,251,448	$95,064,653
Class NAV shares
Sold	12,644,849	$187,071,901	3,690,294	$140,859,218
Distributions reinvested	6,725,298	93,212,628	4,588,884	177,268,607
Repurchased	(3,479,311)	(61,627,547)	(11,259,043)	(453,278,620)
Net increase (decrease)	15,890,836	$218,656,982	(2,979,865)	($135,150,795)
Net increase (decrease)	18,896,989	$259,991,565	(728,417)	($40,086,142)

Real Estate Equity Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	30,120,551	$125,777,784	6,133,942	$54,290,884
Distributions reinvested	1,459,051	7,003,443	3,482,936	30,510,521
Repurchased	(23,628,488)	(117,665,680)	(2,090,951)	(18,247,879)
Net increase (decrease)	7,951,114	$15,115,547	7,525,927	$66,553,526

Real Estate Securities Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,716,912	$12,760,497	888,010	$12,848,527
Distributions reinvested	366,648	2,881,857	1,568,067	22,062,707
Repurchased	(1,731,303)	(13,321,529)	(2,322,819)	(34,064,430)
Net increase (decrease)	352,257	$2,320,825	133,258	$846,804

FUND SHARE TRANSACTIONS, CONTINUED

Real Return Bond Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,359,564	$28,706,140	2,631,490	$37,196,669
Distributions reinvested	639,430	6,919,597	94,211	1,297,783
Repurchased	(1,344,527)	(15,947,022)	(883,016)	(12,321,926)
Net increase (decrease)	1,654,467	$19,678,715	1,842,685	$26,172,526
Class NAV shares
Sold	36,720,066	$425,088,369	12,324,983	$171,406,847
Distributions reinvested	10,239,788	109,820,891	3,275,848	44,378,716
Repurchased	(17,016,392)	(192,360,342)	(29,962,600)	(422,056,008)
Net increase (decrease)	29,943,462	$342,548,918	(14,361,769)	($206,270,445)
Net increase (decrease)	31,597,929	$362,227,633	(12,519,084)	($180,097,919)

Short Term Government Income Fund	Period ended 8-31-09[1]
	Shares	Amount
Class NAV shares
Sold	2,554,945	$25,657,086
Repurchased	(110,067)	(1,105,072)
Net increase (decrease)	2,444,878	$24,552,014

1	Period from 1-2-09 (commencement of operations) to 8-31-09.

Small Cap Growth Fund	Period ended 8-31-09[1]
	Shares	Amount
Class NAV shares
Sold	17,421,171	$133,757,170
Repurchased	(2,886,232)	(23,076,750)
Net increase (decrease)	14,534,939	$110,680,420

1	Period from 9-10-08 (commencement of operations) to 8-31-09.

Small Cap Index Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	8,174,345	$65,808,763	7,281,913	$95,271,856
Distributions reinvested	405,796	3,355,933	1,093,047	14,635,895
Repurchased	(8,098,784)	(71,823,966)	(3,949,810)	(55,734,594)
Net increase (decrease)	481,357	($2,659,270)	4,425,150	$54,173,157

Small Cap Opportunities Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,004,641	$23,966,196	125,630	$2,625,148
Distributions reinvested	53,884	644,449	25,432	564,583
Repurchased	(449,346)	(5,822,702)	(275,966)	(5,831,206)
Net increase (decrease)	1,609,179	$18,787,943	(124,904)	($2,641,475)
Class NAV shares
Sold	111,174	$1,077,241	1,169,243	$25,651,323
Distributions reinvested	97,175	1,156,381	159,361	3,521,870
Repurchased	(1,815,298)	(23,774,397)	(4,459,806)	(91,274,688)
Net increase (decrease)	(1,606,949)	($21,540,775)	(3,131,202)	($62,101,495)
Net increase (decrease)	2,230	($2,752,832)	(3,256,106)	($64,742,970)

Small Cap Value Fund	Period ended 8-31-09[1]
	Shares	Amount
Class NAV shares
Sold	6,557,463	$70,234,361
Repurchased	(206,447)	(2,460,334)
Net increase (decrease)	6,351,016	$67,774,027

1	Period from 12-16-08 (commencement of operations) to 8-31-09.

Small Company Growth Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,392,529	$35,761,578	1,922,115	$23,486,340
Distributions reinvested	—	—	392,397	5,101,160
Repurchased	(5,683,860)	(48,300,649)	(4,108,566)	(48,292,869)
Net increase (decrease)	(1,291,331)	($12,539,071)	(1,794,054)	($19,705,369)

FUND SHARE TRANSACTIONS, CONTINUED

Small Company Value Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	507,097	$8,989,437	425,108	$10,367,054
Distributions reinvested	158,222	2,604,338	255,329	6,117,691
Repurchased	(897,136)	(15,693,348)	(897,829)	(21,630,872)
Net increase (decrease)	(231,817)	($4,099,573)	(217,392)	($5,146,127)
Class NAV shares
Sold	3,663,715	$55,972,859	5,278,186	$129,413,982
Distributions reinvested	541,021	8,894,391	666,813	15,956,842
Repurchased	(7,697,335)	(133,089,097)	(1,513,362)	(34,661,177)
Net increase (decrease)	(3,492,599)	($68,221,847)	4,431,637	$110,709,647
Net increase (decrease)	(3,724,416)	($72,321,420)	4,214,245	$105,563,520

Smaller Company Growth Fund	Period ended 8-31-09[1]
	Shares	Amount
Class NAV shares
Sold	16,546,006	$153,592,008
Repurchased	(1,273,226)	(12,489,589)
Net increase (decrease)	15,272,780	$141,102,419

1	Period from 10-7-08 (commencement of operations) to 8-31-09.

Spectrum Income Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	9,757,985	$89,449,602	13,273,163	$138,241,427
Distributions reinvested	6,416,463	58,098,237	6,049,043	62,579,710
Repurchased	(31,631,473)	(279,477,968)	(6,925,199)	(71,834,426)
Net increase (decrease)	(15,457,025)	($131,930,129)	12,397,007	$128,986,711

Strategic Bond Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	835,593	$7,764,854	556,950	$6,212,997
Distributions reinvested	223,355	2,069,660	231,353	2,551,211
Repurchased	(871,323)	(8,048,531)	(1,014,889)	(11,331,727)
Net increase (decrease)	187,625	$1,785,983	(226,586)	($2,567,519)
Class NAV shares
Sold	9,544,418	$88,849,831	6,810,526	$75,735,385
Distributions reinvested	2,641,490	24,442,301	2,482,165	27,235,607
Repurchased	(12,564,112)	(114,104,289)	(1,097,763)	(12,219,494)
Net increase (decrease)	(378,204)	($812,157)	8,194,928	$90,751,498
Net increase (decrease)	(190,579)	$973,826	7,968,342	$88,183,979

Strategic Income Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	9,406,740	$80,801,442	6,056,951	$62,238,941
Distributions reinvested	5,963,797	50,543,103	1,759,699	17,879,553
Repurchased	(15,435,882)	(131,937,822)	(3,586,424)	(36,888,368)
Net increase (decrease)	(65,345)	($593,277)	4,230,226	$43,230,126

Total Bond Market Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	48,579,397	$478,866,200	754,386	$7,594,078
Distributions reinvested	1,162,665	11,789,910	268,665	2,693,946
Repurchased	(12,796,726)	(130,405,066)	(447,122)	(4,518,245)
Net increase (decrease)	36,945,336	$360,251,044	575,929	$5,769,779

Total Return Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	5,014,687	$66,769,458	2,779,974	$39,581,279
Distributions reinvested	1,574,743	19,982,330	509,528	7,109,493
Repurchased	(1,252,977)	(16,611,061)	(1,094,830)	(15,460,119)
Net increase (decrease)	5,336,453	$70,140,727	2,194,672	$31,230,653
Class NAV shares
Sold	26,780,172	$354,828,065	32,951,371	$469,282,831
Distributions reinvested	12,366,160	156,858,560	6,233,014	86,736,804
Repurchased	(47,873,903)	(636,991,197)	(21,661,987)	(305,257,691)
Net increase (decrease)	(8,727,571)	($125,304,572)	17,522,398	$250,761,944
Net increase (decrease)	(3,391,118)	($55,163,845)	19,717,070	$281,992,597

FUND SHARE TRANSACTIONS, CONTINUED

U.S. Government Securities Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,122,209	$13,618,577	702,490	$9,340,868
Distributions reinvested	422,951	4,895,470	137,722	1,815,027
Repurchased	(877,749)	(10,402,817)	(838,128)	(11,053,093)
Net increase (decrease)	667,411	$8,111,230	2,084	$102,802
Class NAV shares
Sold	607,780	$7,297,301	3,027,126	$39,911,495
Distributions reinvested	1,006,604	11,656,112	501,472	6,587,552
Repurchased	(6,474,865)	(79,626,185)	(2,392,604)	(32,368,008)
Net increase (decrease)	(4,860,481)	($60,672,772)	1,135,994	$14,131,039
Net increase (decrease)	(4,193,070)	($52,561,542)	1,138,078	$14,233,841

U.S. High Yield Bond Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,596,044	$26,955,307	297,885	$3,688,570
Distributions reinvested	118,287	1,205,635	28,885	358,026
Repurchased	(258,865)	(2,762,895)	(195,305)	(2,441,024)
Net increase (decrease)	2,455,466	$25,398,047	131,465	$1,605,572
Class NAV shares
Sold	26,249,361	$279,241,229	11,247,562	$139,912,495
Distributions reinvested	4,356,344	43,524,775	2,619,456	32,452,809
Repurchased	(10,639,879)	(101,445,679)	(1,039,574)	(12,566,762)
Net increase (decrease)	19,965,826	$221,320,325	12,827,444	$159,798,542
Net increase (decrease)	22,421,292	$246,718,372	12,958,909	$161,404,114

U.S. Multi Sector Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	37,435,191	$282,671,384	22,493,175	$234,251,665
Distributions reinvested	1,871,614	14,280,412	6,562,310	71,135,437
Repurchased	(27,681,795)	(215,379,965)	(70,277,801)	(703,950,476)
Net increase (decrease)	11,625,010	$81,571,831	(41,222,316)	($398,563,374)

Value Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	13,649,139	$90,460,239	1,805,557	$18,416,383
Distributions reinvested	37,588	228,535	90,767	966,663
Repurchased	(685,495)	(4,544,277)	(399,154)	(4,683,624)
Net increase (decrease)	13,001,232	$86,144,497	1,497,170	$14,699,422

Value & Restructuring Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	25,153,760	$177,939,059	18,834,284	$235,755,849
Distributions reinvested	833,670	5,685,628	573,768	7,516,364
Repurchased	(14,265,751)	(107,513,036)	(2,585,605)	(33,492,448)
Net increase (decrease)	11,721,679	$76,111,651	16,822,447	$209,779,765

Vista Fund	Year ended 8-31-09		Year ended 8-31-08
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	23,309,641	$149,259,434	723,978	$9,389,356
Distributions reinvested	2,359,120	14,296,268	856,933	12,751,169
Repurchased	(1,622,301)	(10,379,836)	(4,312,417)	(58,470,375)
Net increase (decrease)	24,046,460	$153,175,866	(2,731,506)	($36,329,850)

9.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the Funds are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Funds for the purpose of exercising management or control; however, this investment may represent a significant portion of each Fund’s net assets. For the year ended August 31, 2009, the following Funds had an affiliate fund ownership concentration of 5% or more of the Funds’ net assets:

Fund	Affiliate Concentration
Active Bond Fund	94.2%
All Cap Core Fund	100.0%
All Cap Value Fund	76.0%
Alpha Opportunities Fund	100.0%
Blue Chip Growth Fund	89.0%
Capital Appreciation Fund	82.7%
Core Bond Fund	97.5%
Emerging Markets Value Fund	96.8%
Equity-Income Fund	82.3%
Fundamental Value Fund	88.6%
Global Bond Fund	90.7%
Global Real Estate Fund	100.0%
High Income Fund	100.0%
High Yield Fund	93.9%
Index 500 Fund	100.0%
International Equity Index Fund	100.0%
International Opportunities Fund	95.2%
International Small Cap Fund	52.3%

INVESTMENT BY AFFILIATED FUNDS, CONTINUED

Fund	Affiliate Concentration
International Small Company Fund	100.0%
International Value Fund	65.7%
Investment Quality Bond Fund	65.7%
Large Cap Fund	90.7%
Large Cap Value Fund	83.7%
Mid Cap Index Fund	100.0%
Mid Cap Stock Fund	62.6%
Mid Cap Value Equity Fund	100.0%
Mid Value Fund	99.9%
Natural Resources Fund	78.9%
Real Estate Equity Fund	100.0%
Real Return Bond Fund	94.6%
Short term Government Income Fund	99.5%
Small Cap Growth Fund	100.0%
Small Cap Index Fund	100.0%
Small Cap Opportunities Fund	54.5%
Small Cap Value Fund	100.0%
Small Company Growth Fund	100.0%
Small Company Value Fund	72.3%
Smaller Company Growth Fund	100.0%
Spectrum Income Fund	100.0%
Strategic Bond Fund	92.0%
Strategic Income Fund	100.0%
Total Bond Market Fund	99.9%
Total Return Fund	70.8%
U.S. Government Securities Fund	66.6%
U.S. High Yield Bond Fund	95.5%
U.S. Multi Sector Fund	99.9%
Value Fund	96.9%
Value & Restructuring Fund	99.9%
Vista Fund	100.0%

10.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Alternative Asset Allocation Fund invests primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Fund’s investment may represent a significant portion of each underlying Fund’s net assets. For the year ended August 31, 2009, Alternative Asset Allocation Fund did not hold 5% or more of any of the underlying funds’ net assets.

11.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Funds for the period ended August 31, 2009:

	PURCHASES		SALES AND MATURITIES
FUND	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
Active Bond Fund	$248,826,975	$222,575,686	$338,403,628	$133,531,572
All Cap Core Fund	7,936,758	723,731,050	—	768,243,383
All Cap Growth Fund	—	149,307,563	—	151,449,932
All Cap Value Fund	—	406,411,254	—	141,538,998
Alpha Opportunities Fund	—	1,477,461,259	—	856,499,382
Alternative Asset Allocation Fund	—	1,011,922	—	13,226
American Diversified Growth & Income Portfolio	—	9,813,521	—	283,682
American Fundamental Holdings Portfolio	—	6,779,594	—	535,587
American Global Diversification Portfolio	—	6,385,741	—	327,556
Blue Chip Growth Fund	—	915,177,324	—	1,091,574,554
Capital Appreciation Fund	—	982,421,982	—	728,717,891
Core Bond Fund	1,501,101,220	192,954,637	1,415,467,915	151,555,592
Emerging Markets Value Fund	—	603,495,990	—	274,842,698
Emerging Small Company Fund	—	50,771,174	—	71,237,145
Equity-Income Fund	—	441,460,904	—	391,226,566
Fundamental Value Fund	849,966	649,501,514	850,000	442,539,270
Global Agribusiness Fund	—	3,659,255	—	1,698,828
Global Bond Fund	856,570,159	2,239,191,187	802,291,833	2,390,455,032
Global Infrastructure Fund	—	2,713,051	—	703,811
Global Real Estate Fund	—	517,489,793	—	659,798,691
Global Timber Fund	—	3,211,235	—	1,204,282
High Income Fund	—	294,788,241	—	231,312,445
High Yield Fund	—	812,507,326	—	1,177,934,614
Index 500 Fund	—	1,645,864,723	—	607,863,096
International Equity Index Fund	—	124,488,702	—	201,433,962
International Opportunities Fund	—	909,558,853	—	800,729,254
International Small Cap Fund	—	128,596,040	—	144,746,310
International Small Company Fund	—	61,808,768	—	237,167,061
International Value Fund	—	457,767,195	—	477,782,062
Investment Quality Bond Fund	29,463,764	25,755,430	47,543,067	20,574,531
Large Cap Fund	—	239,957,689	—	300,009,903
Large Cap Value Fund	—	890,319,775	—	887,314,074
Mid Cap Index Fund	—	394,250,791	—	123,339,483
Mid Cap Stock Fund	—	1,165,027,624	—	917,714,536
Mid Cap Value Equity Fund	—	140,852,890	—	45,782,994
Mid Value Fund	—	284,230,593	—	41,251,794
Natural Resources Fund	—	502,531,873	—	284,096,382

PURCHASES AND SALES OF SECURITIES, CONTINUED

	PURCHASES		SALES AND MATURITIES
FUND	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
Real Estate Equity Fund	—	262,464,933	—	177,901,158
Real Estate Securities Fund	—	111,084,035	—	93,269,987
Real Return Bond Fund	7,187,015,022	621,332,517	7,486,036,776	321,109,997
Short Term Government Income Fund	51,091,384	524,860	27,182,120	—
Small Cap Growth Fund	—	319,641,885	—	207,068,518
Small Cap Index Fund	—	116,849,991	—	105,770,723
Small Cap Opportunities Fund	—	114,650,336	—	105,136,573
Small Cap Value Fund	—	68,619,775	—	2,894,037
Small Company Growth Fund	—	111,494,469	—	97,187,290
Small Company Value Fund	—	157,223,988	—	191,504,479
Smaller Company Growth Fund	—	249,621,744	—	103,600,005
Spectrum Income Fund	242,835,744	389,493,804	260,942,417	380,981,155
Strategic Bond Fund	294,746,815	115,240,540	215,438,279	100,537,192
Strategic Income Fund	19,556,479	231,240,829	74,743,596	131,067,906
Total Bond Market Fund	541,558,844	117,825,143	283,519,886	13,721,306
Total Return Fund	5,647,517,427	960,998,010	5,338,368,271	965,310,078
U.S. Government Securities Fund	151,918,751	17,901,336	149,770,417	25,971,505
U.S. High Yield Bond Fund	9,636,745	445,290,611	5,351,732	234,733,787
U.S. Multi Sector Fund	—	570,852,049	—	466,824,421
Value Fund	999,994	122,983,482	1,000,000	33,224,970
Value & Restructuring Fund	—	312,803,805	—	176,442,866
Vista Fund	—	390,777,603	—	239,916,871

John Hancock Funds II
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds (identified in Note 1) which are part of John Hancock Funds II (the “Trust”) at August 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, transfer agents, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 23, 2009

John Hancock Funds II
Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds, if any, paid during its taxable year ended August 31, 2009.

LONG TERM CAPITAL GAINS The Funds below have designated the following amounts as capital gain dividends paid during the year.

Fund	Capital Gains
Active Bond Fund	—
All Cap Core Fund	$41,865
All Cap Growth Fund	991,460
All Cap Value Fund	2,409,045
Alpha Opportunities Fund	—
Alternative Asset Allocation Fund	—
American Diversified Growth & Income Portfolio	—
American Fundamental Holdings Portfolio	—
American Global Diversification Portfolio	—
Blue Chip Growth Fund	—
Capital Appreciation Fund	—
Core Bond Fund	—
Emerging Markets Value Fund	—
Emerging Small Company Fund	—
Equity-Income Fund	57,190,163
Fundamental Value Fund	—
Global Agribusiness Fund	—
Global Bond Fund	1,362,975
Global Infrastructure Fund	—
Global Real Estate Fund	—
Global Timber Fund	—
High Income Fund	—
High Yield Fund	—
Index 500 Fund	1,984
International Equity Index Fund	981,866
International Opportunities Fund	—
International Small Cap Fund	30,285,300
International Small Company Fund	6,624,270
International Value Fund	31,822,867
Investment Quality Bond Fund	—
Large Cap Fund	—
Large Cap Value Fund	—
Mid Cap Index Fund	5,520,714
Mid Cap Stock Fund	—
Mid Cap Value Equity Fund	2,028,270
Mid Value Fund	—
Natural Resources Fund	113,542,261
Real Estate Equity Fund	322,418
Real Estate Securities Fund	761,425
Real Return Bond Fund	5,659,800
Short Term Government Income Fund	—
Small Cap Growth Fund	—
Small Cap Index Fund	2,170,170
Small Cap Opportunities Fund	—
Small Cap Value Fund	—
Small Company Growth Fund	—
Small Company Value Fund	8,220,270
Smaller Company Growth Fund	—
Spectrum Income Fund	5,857,978
Strategic Bond Fund	—
Strategic Income Fund	—
Total Bond Market Fund	—
Total Return Fund	28,166,221
U.S. Government Securities Fund	3,296,755
U.S. High Yield Bond Fund	—
U.S. Multi Sector Fund	—
Value Fund	—
Value & Restructuring Fund	—
Vista Fund	14,136,624

DIVIDEND RECEIVED DEDUCTION Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Funds’ fiscal 2009 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Fund	Dividend Received Deduction
Active Bond Fund	0.00%
All Cap Core Fund	100.00%
All Cap Growth Fund	100.00%
All Cap Value Fund	100.00%
Alpha Opportunities Fund	8.88%
Alternative Asset Allocation Fund	0.00%
American Diversified Growth & Income Portfolio	46.80%
American Fundamental Holdings Portfolio	43.03%
American Global Diversification Portfolio	16.07%
Blue Chip Growth Fund	100.00%
Capital Appreciation Fund	100.00%
Core Bond Fund	0.00%
Emerging Markets Value Fund	0.00%
Emerging Small Company Fund	0.00%
Equity-Income Fund	89.39%
Fundamental Value Fund	100.00%
Global Agribusiness Fund	29.72%
Global Bond Fund	0.00%
Global Infrastructure Fund	50.98%
Global Real Estate Fund	0.00%
Global Timber Fund	100.00%
High Income Fund	6.09%
High Yield Fund	0.00%
Index 500 Fund	100.00%
International Equity Index Fund	1.72%
International Opportunities Fund	0.00%
International Small Cap Fund	1.73%
International Small Company Fund	0.00%
International Value Fund	0.00%
Investment Quality Bond Fund	0.00%
Large Cap Fund	91.85%
Large Cap Value Fund	100.00%
Mid Cap Index Fund	64.13%
Mid Cap Stock Fund	100.00%
Mid Cap Value Equity Fund	100.00%
Mid Value Fund	0.00%
Natural Resources Fund	34.31%
Real Estate Equity Fund	1.04%
Real Estate Securities Fund	0.00%
Real Return Bond Fund	0.00%

John Hancock Funds II
Federal Tax Information (Unaudited)

Fund	Dividend Received Deduction
Short Term Government Income Fund	0.00%
Small Cap Growth Fund	0.00%
Small Cap Index Fund	60.98%
Small Cap Opportunities Fund	67.01%
Small Cap Value Fund	0.00%
Small Company Growth Fund	0.00%
Small Company Value Fund	100.00%
Smaller Company Growth Fund	0.00%
Spectrum Income Fund	9.74%
Strategic Bond Fund	0.00%
Strategic Income Fund	0.00%
Total Bond Market Fund	0.00%
Total Return Fund	0.00%
U.S. Government Securities Fund	0.00%
U.S. High Yield Bond Fund	0.00%
U.S. Multi Sector Fund	100.00%
Value Fund	73.39%
Value & Restructuring Fund	100.00%
Vista Fund	0.00%

FOREIGN TAX CREDITS As of August 31, 2009, the Funds below have designated the following amounts as foreign tax credits, which represent taxes paid on income derived from foreign sources.

Fund	Foreign Sourced Income	Foreign Tax Credit
Emerging Markets Value Fund	$16,942,907	$1,589,536
Global Infrastructure Fund	59,952	5,519
Global Real Estate Fund	17,259,751	596,403
International Equity Index Fund	8,119,380	840,240
International Opportunities Fund	9,234,400	864,136
International Small Cap Fund	6,043,075	572,091
International Small Company Fund	4,636,859	424,940
International Value Fund	16,498,164	2,027,911

QUALIFIED DIVIDEND INCOME The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees of the Advisory Agreement (the “Advisory Agreement”) and each of the Subadvisory Agreements and the Sub-Subadvisory Agreements (collectively, the “Subadvisory Agreements”) for each of the portfolios (the “Funds”) of John Hancock Funds II (the “Trust”) discussed in this annual report except those noted below.

The Advisory Agreement and Subadvisory Agreements for the following portfolios were not considered for renewal at this time since each of these Funds recently commenced operations:

Frontier Capital Management Company
    Smaller Company Growth Fund

MFC Global Investment Management (U.S.A.) Limited
    Alternative Asset Allocation Fund
    John Hancock Global Agribusiness Fund
    John Hancock Global Infrastructure Fund
    John Hancock Global Timber Fund
    Smaller Company Growth Fund
    Short Term Government Income Fund

Perimeter Capital Management LLC
    Smaller Company Growth Fund

T. Rowe Price Associates, Inc.
    Mid Value Fund

Wellington Management Company, LLP
    Alpha Opportunities Fund

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust and approving the Trust’s advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on May 28-29, 2009, the Board, including all the Independent Trustees, approved the Advisory Agreement.

In approving the renewal of the Advisory Agreement, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’s personnel,

(b)  considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c)  considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to continue to perform its services under the Advisory Agreement with respect to the Funds;

(2)–reviewed the investment performance of each of the Funds; the comparative performance of their respective benchmarks, comparable funds (i.e., funds having approximately the same investment objective), if any; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds; and concluded that each of the Funds has generally performed well or within a range that the Board deemed competitive except as discussed in Appendix A and in such cases, that appropriate action is being taken to address performance, if necessary, or that such performance is reasonable in light of all factors considered, and that JHIMS may reasonably be expected to continue ably to monitor the performance of the Funds and each of their subadvisers;

(3)–reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded (i) that to the extent that Funds have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for Funds, (ii) that all Funds with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arms-length negotiations between the Adviser and the subadviser and which in many, but not all, cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow;

(4)–(a) reviewed the financial statements of JHIMS and considered (i) an analysis presented by JHIMS regarding the net profitability to JHIMS of each Fund,

(b)  reviewed the profitability of the JHIMS’s relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether JHIMS has the financial ability to continue to provide a high level of services to the Fund,

(c)  considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Funds,

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

(d)  noted that JHIMS pays the subadvisory fees out of the advisory fees JHIMS receives from the Funds and concluded that the advisory fees paid by the Trust with respect to the Funds are not unreasonable in light of such information; and

(e)  considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provide to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profitability from their relationship with each Fund was reasonable and not excessive.

(5)–reviewed comparative information with respect to the advisory fee rates and concluded that the Trust’s advisory fees are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that JHIMS is currently waiving fees and or reimbursing expenses with respect to certain of the Funds and that the Adviser pays the subadvisory fees of the Funds. The Board also took into account the level and quality of services provided by JHIMS with respect to the Funds, as well as the other factors considered.

In addition, in the case of the American Diversified Growth & Income Portfolio, the American Fundamental Holdings Portfolio, the American Global Diversification Portfolio and the Alternative Asset Allocation Fund (each a “Fund of Funds”), the Trustees reviewed the advisory fee to be paid to the Adviser for each Fund of Funds and concluded that the advisory fee to be paid to the Adviser with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

Additional information that the Board considered in approving the Advisory Agreement is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on May 28-29, 2009, the Board, including all the Independent Trustees, renewed and approved the Subadvisory Agreements.

In making its determination with respect to the factors that it considers, the Board reviewed:

(1)	information relating to each subadviser’s business, which may include information such as: business performance, assets under management and personnel;

(2)	the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;

(3)	the subadvisory fee for each Fund and comparative fee information; and

(4)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

The Board noted that in the case of each sub-subadvisory agreement, that the sub-subadvisory fee would be paid by the Subadviser out of the subadvisory fee and would not be an expense of the Fund.

The Board’s decision to approve each Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadviser has extensive experience and demonstrated skills as a manager;

(2)	Although not without variation, the current and historical performance of each Fund managed by a Subadviser has generally been in line with or outperformed the current and historical performance of comparable funds and the Fund’s respective benchmarks with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that appropriate action was being taken to address such Funds’ performance, if necessary, or that performance was reasonable in light of all factors considered);

(3)	The subadvisory fees are generally competitive within the range of industry norms and, with respect to each Subadviser that is not affiliated with the Adviser, are a product of arms-length negotiation between the Adviser and the subadviser;

(4)	With respect to those Funds that have subadvisory fees that contain breakpoints, such breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow; and

(5)	The Material Relationships consist of arrangements in which unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate. See (6) below for information relating to the business arrangement between the Trust’s Adviser and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). See (7) below for information relating to the business arrangement between the Adviser and Western Asset Management Company. See (8) below for information relating to the business arrangement between the Adviser and Dimensional Fund Advisors.

(6)	As a part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that, subject to its fiduciary duties as an investment adviser to each portfolio and its shareholders, it will seek to maintain at least $4 billion of assets in JHT and JHF III funds subadvised by GMO during this 5 year period. Neither JHT nor JHF II is a party to any of these arrangements, and they are not binding upon JHT, JHF II, the portfolios subadvised by GMO or the Board of Trustees of JHT/JHF II. However, such arrangement presents certain conflicts of interest since the Adviser may have incentive to allocate Lifestyle and Lifecycle assets to GMO subadvised funds in order to comply with this requirement.

In approving the Advisory Agreement and the subadvisory agreement with respect to each of the GMO Funds, the Board of Trustees, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO.

The Board concluded that, notwithstanding the potential conflicts of interest, approval of the Advisory Agreement and the subadvisory agreements with GMO is in the best interests of shareholders and contract owners in view of (i) the Adviser’s fiduciary duty and the Board’s fiduciary duty and ability to monitor potential conflicts, (ii) the benefits to shareholders and contract owners generally expected from the exclusive rights to certain GMO investment management services obtained by the Adviser for the benefit of certain Funds of the Trust and other John Hancock funds and (iii) the benefits to such Funds of the Trust expected from the subadvisory services of GMO.

(7)	The Adviser has entered into an agreement with Western Asset Management Company (“WAMCO”) regarding the Floating Rate Income Fund in which WAMCO agrees that it will not to serve as investment adviser (including subadviser) to another investment company that is sold to retail investors and is managed in a style similar to the Floating Rate Income Fund for a period of five years and the Adviser agrees that it will develop a program for the marketing of the fund. In the event WAMCO should advise such an investment company, the agreement would entitle the Adviser to $2 million in liquidated damages due to the fact that the Adviser and the distributor to the Floating Rate Income Fund will make unreimbursed expenditures in the organization

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

and ongoing promotion of the fund. However, WAMCO is not required to pay the Adviser such liquidated damages if the Fund does not reach certain asset levels (which range from $500 million on the first anniversary of the Fund’s commencement to $2 billion on the fourth anniversary of the Fund’s commencement) assuming certain performance requirements are met. The agreement also provides that if WAMCO is terminated as subadviser to the fund, then WAMCO is released from any obligation to pay the Adviser such liquidated damages. Therefore, the Adviser has a financial interest in not having the Board terminate WAMCO as subadviser to the fund for a five year period.

(8)	In the case of the Disciplined Diversification Trust, a series of John Hancock Trust, the Adviser has entered into an agreement with Dimensional Fund Advisers (“DFA”) in which DFA agrees that it will not for a period of five years serve as investment adviser (including subadviser) or distributor to another mutual fund that is sold to commission-based, broker-sold variable annuity products and that is managed in a style similar to the Disciplined Diversification Trust. (This provision does not apply to DFA’s Financial Advisor business and only applies to funds sold in John Hancock variable insurance product distribution channels.) In the event that DFA should advise such a fund, the agreement would entitle the Adviser to $1 million in liquidated damages during the first three years following commencement of fund operations and $500,000 for the following two years due to the fact that the Adviser and the distributor to the Disciplined Diversification Trust will make unreimbursed expenditures in the organization and ongoing promotion of the fund. However, DFA is not required to pay the Adviser such liquidated damages if the Fund does not reach certain asset levels (which range from $150 million on the first anniversary of the Fund’s commencement to $450 million on the fourth anniversary of the Fund’s commencement) assuming certain performance requirements are met. The agreement also provides that if DFA is terminated as subadviser to the fund, then DFA is released from any obligation to pay the Adviser such liquidated damages. Therefore, the Adviser has a financial interest in not having the Board terminate DFA as subadviser to the fund for a five year period.

DFA has also agreed that if DFA or one of its affiliates advises, underwrites or distributes any commission-paid, broker-sold, open-end U.S. registered investment company offering Class A, B or C shares or any closed-end U.S. registered investment company that is classified in the Morningstar Moderate Allocation category, and that has an investment objective and policies substantially similar to those of the Fund, then the Adviser will be offered a similar opportunity to reach terms with DFA to manage and distribute a similar fund. (This provision does not apply to activities and services through DFA Financial Advisors business and in particular funds DFA advises for AIG, Genworth Financial and AEGON, and their respective subsidiaries.)

In addition, in the case of the American Diversified Growth & Income Portfolio, the American Fundamental Holdings Portfolio, the American Global Diversification Portfolio and the Alternative Asset Allocation Fund (the “Fund of Funds”), the Trustees reviewed the subadvisory fee to be paid to the subadviser for each Fund of Funds and concluded that the subadvisory fee to be paid to the subadviser with respect to each Fund of Funds is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the Fund of Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund of Funds and those of its underlying portfolios.

Additional information that the Board considered for a particular Fund is set forth in Appendix A.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Active Bond Fund (Declaration Management & Research LLC) (MFC Global Investment Management (U.S.), LLC)	The Fund underperformed the benchmark index over the one- and three-year periods. The Fund underperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and recent conditions of the credit markets.

The Board also noted the Fund’s past performance history prior to the current period of underperformance.

The Board further noted that performance has improved year-to-date (through May 22, 2009).

The Board requested that management continue to closely monitor the Fund’s performance.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/sub-advisory fee structure.

All Cap Core Fund (Deutsche Asset Management, Inc.)	The Fund slightly underperformed the benchmark index over the one-year period. The Fund slightly underperformed the Lipper Category Average over the one-year period.
Subadvisory fees for this Fund are modestly higher than the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s quantitative investment style and current market conditions.

The Board also took into account the subadviser’s consistent overall performance record with the comparable JHT Trust.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

All Cap Growth Fund (Invesco Aim Capital Management, Inc.)
The Fund modestly underperformed the benchmark index over the one-year period and underperformed over the three-year period.

The Fund slightly underperformed the Lipper Category Average over the one-year period, and modestly underperformed over the three-year period.

Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that a new portfolio manager assumed responsibility for the Fund in February 2008; therefore, the Fund’s long term performance reflects the performance of the previous portfolio manager.

The Board also considered management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and current market conditions.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

The Board requested that management monitor this Fund closely due to the change in the portfolio manager and the Fund’s underperformance.

All Cap Value Fund (Lord, Abbett & Co. LLC)	The Fund outperformed the benchmark index over the one- and three- year periods. The Fund outperformed the Lipper Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

The Board also took note of the expenses of the Fund in the context of its performance.

American Diversified Growth & Income Portfolio (MFC Global Investment Management (U.S.A.) Limited)	See Comments
Subadvisory fees for this Portfolio are lower than the peer group median.

Net management fees for this Portfolio are lower than the peer group median.

Total expenses for this Portfolio are lower than the peer group median.

The Board noted that the Portfolio recently commenced operations and took into account the relatively limited performance history of the Portfolio.

The Board noted that the Portfolio is subject to a voluntary fee waiver which reduces certain expenses of the Portfolio.

American Fundamental Holdings Portfolio (MFC Global Investment Management (U.S.A.) Limited)	See Comments
Subadvisory fees for this Portfolio are lower than the peer group median.

Net management fees for this Portfolio are lower than the peer group median.

Total expenses for this Portfolio are lower than the peer group median.

The Board noted that the Portfolio recently commenced operations and took into account the relatively limited performance history of the Portfolio.

The Board noted that the Portfolio is subject to a voluntary fee waiver which reduces certain expenses of the Portfolio.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

American Global Diversification Portfolio (MFC Global Investment Management (U.S.A.) Limited)	See Comments
Subadvisory fees for this Portfolio are equal to the peer group median.

Net management fees for this Portfolio are lower than the peer group median.

Total expenses for this Portfolio
are lower than the peer group median.

The Board noted that the Portfolio recently commenced operations and took into account the relatively limited performance history of the Portfolio.

The Board noted that the Portfolio is subject to a voluntary fee waiver which reduces certain expenses of the Portfolio.

Blue Chip Growth Fund (T. Rowe Price Associates, Inc.)
The Fund slightly outperformed the benchmark index over the one-year, and modestly outperformed over the three-year period.

The Fund slightly outperformed the Morningstar Category Average over the one- and three-year periods.

Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted that although the management fees of the Fund are modestly higher than the peer group median, the overall performance of the Fund has been favorable and the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Capital Appreciation Fund (Jennison Associates LLC)
The Fund modestly outperformed the benchmark index over the one year period and slightly outperformed over the three-year period.

The Fund modestly outperformed the Morningstar Category Average over one- and three-year periods.

Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are equal to the peer group median.
The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

Core Bond Fund (Wells Capital Management, Incorporated)
The Fund slightly outperformed the benchmark index over the one-year period and slightly underperformed over the three-year period.

The Fund outperformed the Morningstar Category Average over the one- and three-year periods.

Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.
The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

Emerging Markets Value Fund (Dimensional Fund Advisors)	The Fund slightly underperformed the benchmark index over the one-year period. The Fund slightly outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are modestly lower than the peer group median.

Net management fees for this Fund are slightly lower than the peer group median.

Total expenses for this Fund are lower than the peer group median.
The Board noted that performance and fees of the Fundt were acceptable.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Emerging Small Company Fund (RCM Capital Management LLC)
The Fund slightly underperformed the benchmark index over the one-year period and underperformed over the three-year period.

The Fund slightly underperformed the Morningstar Category Average over the one-year period and modestly underperformed over the three-year period.

Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that the Fund underperformed its benchmark index and Morningstar Category Average for the one- and three year- periods and requested management to present the Board with proposals to remedy the underperformance which the Board will consider acting at its next meeting.

Equity-Income Fund (T. Rowe Price Associates, Inc.)
The Fund slightly outperformed the benchmark index over the one- and three-year periods.

The Fund slightly outperformed the Morningstar Category Average over the three-year period, and slightly underperformed over the one-year period.

Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted that although the management fees of the Fund are modestly higher than the peer group median, the overall performance of the Fund has been favorable and the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Fundamental Value Fund (Davis Selected Advisers, L.P.)
The Fund modestly underperformed the benchmark index over the one- and three-year periods.

The Fund modestly underperformed the Morningstar Category Average over the one-year and slightly underperformed over the three-year period.

Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that although the Fund underperformed its benchmark index and Morningstar Category Average for the one-and three- year periods, a substantial portion of the underperformance is attributable to poor performance during 2008 when the performance of the securities markets was extremely poor.

The board also noted that the Fund’s 2009 year to date performance (through May 22, 2009) has been favorable with the Fund outperforming its benchmark index and Morningstar Category Average.

The Board also noted that the management fee of the Fund was modestly higher than the peer group median and the total expenses of the Fund were slightly higher than the peer group median.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Global Bond Fund (Pacific Investment Management Company)	The Fund underperformed the benchmark index over the one- and three-year periods. The Fund underperformed the Morningstar Category Average over the one- and three-year periods.	Subadvisory fees for this Fund are equal to the peer group median. Net management fees for this Fund are equal to the peer group median. Total expenses for this Fund are equal to the peer group median.
The Board noted that although the Fund underperformed its benchmark index and Morningstar Category Average for the one-and three- year periods, much of the underperformance is attributable to poor performance during 2008 when the performance of the securities markets was extremely poor and the Fund’s 2009 year to date performance (through May 22, 2009) has been favorable with the Fund outperforming its Morningstar Category Average.

The Board requested that management continue to closely monitor the Trust.

Global Real Estate Fund (Deutsche Asset Management, Inc.*) *RREEF America L.L.C. serves as sub-subadviser	The Fund slightly outperformed the benchmark index over the one-year period. The Fund slightly outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Fund commenced operations April 28, 2006, and has limited performance. In reviewing the Fund, the Board considered this limited performance.

The Board also took into account management’s discussion of the factors that contributed to the Fund’s performance, including the real estate market conditions during this period.

The Board also took into account management’s discussion of the Fund’s peer group, noting that such peer group was relatively small and contained funds with varying geographical exposures.

The Board also noted management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

High Income Fund (MFC Global Investment Management, U.S.)	The Fund underperformed the benchmark index over the one-year period. The Fund underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are modestly lower than the peer group median.

Net management fees for this Fund are slightly lower than the peer group median.

Total expenses for this Fund are slightly lower than the peer group median.

The Board noted that although the Fund underperformed its benchmark index and Morningstar Category Average for the one- year period, the performance of the Fund can be volatile due to the investment style of the portfolio manager but that the Fund’s 2009 year to date performance (through May 22, 2009) has been favorable with the Fund outperforming the Morningstar Category Average.

The Board noted that management will continue to closely monitor the Trust.

High Yield Fund (Western Asset Management Company*) *Western Asset Management Company Limited serves as sub-subadviser	The Fund underperformed the benchmark index over the one- and three-year periods. The Fund underperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are equal to the peer group median.

Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and recent credit market conditions. The Board noted that performance has improved year-to-date.

The Board also noted that Western Asset Management Company assumed responsibility of the Trust in April 2006 and that performance prior to that date reflects that of the previous subadviser.

The Board requested that management continue to closely monitor performance.

Index 500 Fund (MFC Global Investment Management (U.S.A.) Limited)
The Fund slightly underperformed the benchmark index over the one, three, and five year periods.

The Fund slightly outperformed the Morningstar Category Average over the three-year period and slightly underperformed over the one-and five-year periods.

Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are higher than the peer group median.

The Board noted that performance is within expected tracking error guidelines gross of fees over all available time periods.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

International Equity Index Fund (SSgA Funds Management, Inc.)	The Fund slightly underperformed the benchmark index over the one- and three-year periods. The Fund slightly outperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are modestly lower than the peer group median.

Net management fees for this Fund are modestly lower than the peer group median.

Total expenses for this Fund are lower than the peer group median.

The Board took into account the narrow range among performance returns of the peer group.

The Board noted that performance of the Fund is within the expected tracking error guidelines gross of fees over all available time periods.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

International Opportunities Fund (Marsico Capital Management, LLC)	The Fund slightly underperformed the benchmark index over the one- and three-year periods. The Fund slightly underperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are slightly lower than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and current market conditions.

The Board also took into account the longer-term performance history of the subadviser’s comparably managed retail fund.

The Board noted that performance has improved year-to-date (through May 22, 2009).

The Board took into account management’s discussion of the Fund’s expenses.

International Small Cap Fund (Franklin Templeton Investments Corp.)
The Fund modestly underperformed the benchmark index over the one- and three year periods.

The Fund slightly underperformed the Morningstar Category Average over the three-year period and modestly underperformed over the one-year period.

Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are equal to the peer group median.

Total expenses for this Fund are slightly lower to the peer group median.

The Board noted that a new lead portfolio manager assumed responsibility for the Fund in March 2008; therefore, the Fund’s long term performance reflects the performance of the previous portfolio manager.

The Board requested that management continue to closely monitor the Fund’s performance.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

International Small Company Fund (Dimensional Fund Advisors)	The Fund slightly outperformed the benchmark index over the one-year period. The Fund slightly underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are equal to the peer group median.

Total expenses for this Fund are slightly lower than the peer group median.

The Board noted that while the Fund slightly underperformed its Morningstar Category Average over the one year period, the Fund slightly outperformed its benchmark index over the one year period and the long term performance over the three- and five- year periods of a mutual fund managed in a similar style by Dimensional Fund Advisors has been favorable.

The Board also noted that the Fund’s 2009 year to date performance (through May 22, 2009) was favorable.

International Value Fund (Templeton Investment Counsel, LLC*) *Templeton Global Advisors Limited serves as sub-subadviser
The Fund modestly outperformed the benchmark index over the three- year period, and slightly outperformed over the one-year period.

The Fund modestly outperformed the Morningstar Category Average over the three-year period and slightly outperformed over the one-year period.

Subadvisory fees for this Fund are modestly lower than the peer group median.

Net management fees for this Fund are equal to the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that the Fund consistently outperformed the peer group and benchmark over the short and long term periods.

The Board took into account management’s discussion of the Fund’s expenses. The Board also took note of the expenses in the context of the Fund’s overall performance.

Investment Quality Bond Fund (Wellington Management Company, LLP)	The Fund underperformed the benchmark index over the one- and three-year periods. The Fund outperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted the Fund’s outperformance relative to the peer group average over the one- and three-year periods.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also took note of the expenses of the Fund in the context of its performance.

Large Cap Fund (UBS Global Asset Management (Americas) Inc.)
The Fund slightly underperformed the benchmark index over the one- year period and modestly underperformed over the three-year period.

The Fund slightly underperformed the Morningstar Category Average over the one-year period and modestly underperformed over the three-year period.

Subadvisory fees for this Fund are modestly lower than the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account the longer-term performance history of the comparable mutual fund after which the Fund is modeled, noting that it has outperformed its peer group average over the ten-year period.

The Board requested that management continue to closely monitor the Fund’s performance.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Large Cap Value Fund (BlackRock Investment Management, LLC)	The Fund slightly outperformed the benchmark index over the one- and three-year periods. The Fund slightly underperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also took note of the expenses of the Fund in the context of its overall performance.

Mid Cap Index Fund (MFC Global Investment Management (U.S.A.) Limited)	The Fund slightly underperformed the benchmark index over the one- and three-year periods. The Fund slightly outperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are higher than the peer group median.

The Board noted that performance is within expected tracking error guidelines gross of fees over all available time periods.

The Board also noted relatively small range among returns within the Fund’s peer group.

Mid Cap Stock Fund (Wellington Management Company, LLP)
The Fund modestly outperformed the benchmark index over the three- year period and slightly outperformed over one-year period.

The Fund modestly outperformed the Morningstar Category Average over the three-year period, and slightly underperformed over the one-year period.

Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also took note of the expenses of the Fund in the context of its overall performance.

Mid Cap Value Equity Fund (RiverSource Investments LLC)	The Fund slightly underperformed the benchmark index over the one year period. The Fund modestly underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that while the Fund underperformed its benchmark index and Morningstar Category Average over the one year period, the Fund’s 2009 year to date performance (through May 22, 2009) has been favorable with the Fund outperforming its benchmark index and Morningstar Category Average.

The Board noted that performance was good in 2007 and poor in 2008.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Natural Resources Fund (Wellington Management Company, LLP)
The Fund slightly underperformed the benchmark index over the three- year period and modestly underperformed over the one-year period.

The Fund modestly outperformed the Morningstar Category Average over the three-year period and slightly underperformed over the one-year period.

Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also took note of the expenses of the Fund in the context of its overall performance.

Real Estate Equity Fund (T. Rowe Price, Inc.)	The Fund slightly underperformed the benchmark index over the one-year period. The Fund slightly underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly lower to the peer group median.

Net management fees for this Fund are equal to the peer group median.

Total expenses for this Fund are slightly lower than the peer group median.

The Board noted that while the Fund underperformed its benchmark index and Morningstar Category Average over the one year period, the long term performance over the five and ten year periods of a mutual fund managed in a similar style by T. Rowe Price has been favorable and the Fund’s 2009 year to date performance (through May 22, 2009) has been favorable with the Fund outperforming its benchmark index and slightly underperforming its Morningstar Category.

The Board also noted that the extreme down turn in the real estate market during 2008 contributed to the Fund’s poor performance during that year.

Real Estate Securities Fund (Deutsche Investment Management Americas, Inc.*) *RREEF America L.L.C. serves as sub-subadviser
The Fund slightly outperformed the benchmark index over the one- and three-year periods.

The Fund slightly outperformed the Morningstar Category Average over the three-year period, and slightly underperformed over the one-year period.

Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are modestly lower than the peer group median.

Total expenses for this Fund are modestly lower than the peer group median.
The Board took into account management’s discussion of the factors that contributed to the Fund’s more recent performance, including current market conditions and the subadviser’s investment style.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Real Return Bond Fund (Pacific Investment Management Company)
The Fund underperformed the benchmark index over the one- and three-year periods.

The Fund outperformed the Morningstar Category Average over the three-year period and slightly underperformed over the one-year period.

Subadvisory fees for this Fund are slightly lower than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted that although the Fund underperformed its benchmark index over the one and three year periods and its Morningstar Category Average over the one year period, a significant portion of the underperformance is attributable to poor performance during 2008 when the performance of the securities markets was extremely poor.

The Fund’s 2009 year to date performance (through May 22, 2009) has been favorable with the Fund outperforming its benchmark index and Morningstar Category Average.

Small Cap Value Fund (Wellington Management Company, LLP)	See Comments
Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that the Fund recently commenced operations and took into account the relatively limited performance history of the Fund.

The Board also took note of management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

Small Cap Growth Fund (Wellington Management Company, LLP)	See Comments
Subadvisory fees for this Fund are higher than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Fund commenced operations in September 2008. In reviewing the Fund, the Board took into account the Fund’s limited performance history, but noted the favorable longer-term track record of the subadviser’s comparable mutual fund. Also, the Board took into account management’s discussion of the Fund’s more recent performance.

The Board also took note of management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

Small Cap Index Fund (MFC Global Investment Management (U.S.A.) Limited)	The Fund slightly underperformed the benchmark index over the one- and three-year periods. The Fund slightly outperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are higher than the peer group median.

The Board noted that performance is within expected tracking error guidelines gross of fees over all available time periods.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Small Cap Opportunities Fund (Invesco Aim Capital Management, Inc. and Dimensional Fund Advisors LP)
The Fund modestly underperformed the benchmark index over the one- year period and underperformed over the three-year period.

The Fund modestly underperformed the Morningstar Category Average over the one-year period and underperformed over the three-year period.

Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that the Fund’s long-term performance reflects the performance of the previous subadviser.

The Board took into account the steps taken by management to address the Fund’s underperformance. Specifically, the Board noted that the previous subadviser was replaced by two new subadvisers during 2008 and considered the Fund’s performance since the implementation of the subadviser change.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

The Board requested that management continue to closely monitor the Fund’s performance.

Small Company Growth Fund (Invesco Aim Capital Management, Inc.)
The Fund modestly outperformed the benchmark index over the three- year period, and slightly outperformed over the one-year period.

The Fund outperformed the Morningstar Category Average over the three-year period, and slightly outperformed over the one-year period.

Subadvisory fees for this Fund are modestly higher than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure. The Board also took note of the expenses of the Fund in the context of its performance.

Small Company Value Fund (T. Rowe Price Associates, Inc.)
The Fund modestly outperformed the benchmark index over the three-year period, slightly outperformed over the one-year period.

The Fund modestly outperformed the Morningstar Category Average over the three-year period, slightly outperformed over the one-year period.

Subadvisory fees for this Fund are slightly lower than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board noted that although the management fees of the Fund are modestly higher than the peer group median, the overall performance of the Fund has been favorable and the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments
Spectrum Income Fund (T. Rowe Price Associates, Inc.)	The Fund underperformed the benchmark index over the one- and three-year periods. The Fund outperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are higher than the peer group median.

The Board noted that although the management fees of the Fund are higher than the peer group median, the overall performance of the Fund has been favorable and the Fund is subject to a voluntary fee waiver which reduces certain expenses of the Fund.

Strategic Bond Fund (Western Asset Management Company*) *Western Asset Management Company Limited serves as sub-subadviser
The Fund underperformed the benchmark index over the one- and three-year periods.

The Fund modestly outperformed the Morningstar Category Average over the one-year period and underperformed over the three-year period.

Subadvisory fees for this Fund are slightly lower than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Trust’s performance, including the subadviser’s investment style and the holding of non-agency mortgage-backed securities.

The Board took note of the expenses in the context of management’s overall discussion of these factors. Also, the Board noted that performance had improved modestly year-to-date.

The Board also noted that Western Asset Management Company assumed responsibility of the Fund in April 2006 and that performance prior to that date reflects that of the previous subadviser.

The Board requested that management continue to closely monitor performance.

The Board took into account management’s discussion of the Fund’s expenses.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Strategic Income Fund (MFC Global Investment Management (U.S.))	The Fund underperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are slightly higher to the peer group median.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board noted that while the Fund underperformed its benchmark index over the one year period, the Fund outperformed the Morningstar Category Average during the same period.

The Board noted that the subadviser’s investment style of purchasing securities in sectors that are not included in the benchmark index also contributed to the Fund underperforming its benchmark index.

The Board noted that net management fees are higher than the peer group median and total expenses are modestly higher than the peer group median.

Total Bond Market Fund (Declaration Management & Research LLC)	The Fund slightly outperformed the benchmark index over the one-year period. The Fund outperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are equal to the peer group median.

Total expenses for this Fund are slightly lower than the peer group median.

The Board took into account management’s discussion of the Fund relative to the bond market.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure and the relatively small size of the peer group.

Total Return Fund (Pacific Investment Management Company)
The Fund modestly underperformed the benchmark index over the three-year period, and underperformed over the one- year period.

The Fund outperformed the Morningstar Category Average over the one- and three-year periods.

Subadvisory fees for this Fund are slightly lower than the peer group median.

Net management fees for this Fund are higher than the peer group median.

Total expenses for this Fund are higher than the peer group median.

The Board noted that although the Fund underperformed its benchmark index over the one and three year periods, a significant portion of the underperformance is attributable to poor performance during 2008 when the performance of the securities markets was extremely poor.

The Board noted that although the net management fees for the Fund are higher than the peer group median, the Fund’s 2009 year to date performance (through May 22, 2009) has been favorable with the Fund outperforming its benchmark index and Morningstar Category Average.

The Board also noted that the Fund outperformed its Morningstar Category Average during the same one and three year periods.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

U.S. Government Securities Fund (Western Asset Management Company)	The Fund outperformed the benchmark index over the one- and three-year periods. The Fund outperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are equal to the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the effect of the subadviser’s investment style and the holding of non-agency mortgage-backed securities.

The Board also noted that the year-to-date performance (through May 22, 2009) had improved.

The Board requested that management continue to closely monitor performance.

U.S. High Yield Bond Fund (Wells Capital Management, Incorporated)	The Fund outperformed the benchmark index over the one- and three-year periods. The Fund outperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure and also took note of the fees in the context of the overall performance of the Fund.

U.S. Multi Sector Fund (Grantham, Mayo, Van Otterloo & Co., LLC)
The Fund outperformed the benchmark index over the one-year period and modestly outperformed over the three-year period.

The Fund outperformed the Lipper Category Average over the one- and three-year periods.

Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this
Fund are slightly higher than
The peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure and also took note of the fees in the context of the overall performance of the Fund.

Value Fund (Morgan Stanley Investment Management Inc. (Van Kampen))	The Fund slightly outperformed the benchmark index over the one-year period. The Fund slightly underperformed the Morningstar Category Average over the one-year period.
Subadvisory fees for this Fund are lower than the peer group median.

Net management fees for this Fund are modestly lower than the peer group median.

Total expenses for this Fund are equal to the peer group median.
The Board noted that performance and fees of the Trust were acceptable.

John Hancock Funds II

Appendix A

PORTFOLIO (SUBADVISER)	Performance of Trust, as of March 31, 2009	Fees and Expenses	Other Comments

Value & Restructuring Fund (Columbia Management Advisors, LLC)	The Fund underperformed the benchmark index over the one- and three-year periods. The Fund underperformed the Morningstar Category Average over the one- and three-year periods.
Subadvisory fees for this Fund are slightly higher than the peer group median.

Net management fees for this Fund are modestly higher than the peer group median.

Total expenses for this Fund are slightly higher than the peer group median.

The Board took into account management’s discussion of the factors that contributed to the Fund’s performance, including the subadviser’s investment style and the long term performance of a retail mutual fund managed in a similar style by Columbia.

The Board also took into account the more recent performance of the Fund year-to-date.

The Board took note of management’s discussion of the Fund’s expenses, including the advisory/subadvisory fee structure.

Vista Fund (American Century Investment Management, Inc.)
The Fund modestly outperformed the benchmark index over the three-year period and slightly underperformed over the one-year period.

The Fund modestly outperformed the Morningstar Category Average over the three-year period and slightly underperformed over the one-year period.

Subadvisory fees for this Fund are equal to the peer group median.

Net management fees for this Fund are slightly higher than the peer group median.

Total expenses for this Fund are modestly higher than the peer group median.

The Board also took into account management’s discussion of the Fund’s expenses, including the advisory / subadvisory fee structure.

The Board also took note of the expenses of the Fund in the context of its overall performance.

John Hancock Funds II

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 2005)	Director, Island Commuter Corp. (Marine Transport). | Trustee of John Hancock Trust (since 2008) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).

Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).

Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College.

Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005-2006) and Trustee of Virtus Funds (formerly Phoenix Funds) (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Chairman of the Board of John Hancock Funds II; Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).

Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp, Director (since 1998); Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000).

Trustee of John Hancock Trust (since 2004) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts[2] Born: 1944	Trustee (since 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

John Hancock Funds II
Trustees and Officers Information

TRUSTEE EMERITUS

Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years

John D. Richardson[1] Born: 1938	Trustee Emeritus (since 2006)
Former Trustee of JHT (Retired, December 14, 2006). Former Senior Executive Vice President, Office of the President, MFC, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

1	Mr. Richardson became a non-voting Trustee Emeritus on December 14, 2006.

NON-INDEPENDENT TRUSTEES[1,2]
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[4,5] Born: 1946	Trustee (since 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007).

1	Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

4	Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

5	Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

OFFICERS OF THE TRUST

Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990-1999).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

John Hancock Funds II
Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Michael J. Leary Born: 1965	Treasurer (since 2009)
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007-2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007); Vice President and Senior Manager of Fund Administration, JP Morgan (1993-2004); Manager, Ernst & Young, LLC (1988-1993).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkley Group, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005-2007); Vice President, Manulife Financial Corporation (until 2006).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

John Hancock Funds II
For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Management of the Trust

Trustees

James M. Oates,** Chairman
Charles L. Bardelis*
Peter S. Burgess*
Hassell H. McClellan**
Theron S. Hoffman**
Steven M. Roberts*
John D. Richardson (Trustee Emeritus)
Grace K. Fey†**
James R. Boyle†

* Member of the Audit Committee
** Member of the Compliance Commitee
† Non-Independent Trustee

Officers

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

JHF20A 6/09
8/09

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year August 31, 2009 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is an audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:
2009:	$2,080,531
2008:	$2,025,196

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
2009:	$64,045
2008:	$91,561

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c)	TAX FEES:
2009:	$199,615
2008:	$555,773

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d)	ALL OTHER FEES:
2009:	$55,000
2008:	$0

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $10,497,445 for the fiscal year ended August 31, 2009, and $1,418,218 for the fiscal year ended August 31, 2008.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman
Charles L. Bardelis
Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	This schedule is included as part of the Report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

  By: /s/ Hugh McHaffie

Hugh McHaffie

President

Date: October 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

  By: /s/ Hugh McHaffie

Hugh McHaffie

President

Date: October 23, 2009

  By: /s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: October 23, 2009